UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2019
Columbia Variable Portfolio Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Columbia Variable Portfolio – Global Strategic Income Fund
Columbia Variable Portfolio – Intermediate Bond Fund
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
CTIVP® – Victory Sycamore Established Value Fund
Variable Portfolio – Partners Core Equity Fund
Variable Portfolio – Partners Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.
This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio Funds  |  Annual Report 2019

Fund at a Glance
Columbia Variable Portfolio – Global Strategic Income Fund
Investment objective
Columbia Variable Portfolio – Global Strategic Income Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Tim Jagger
Portfolio Manager
Managed Fund since November 2018
Ryan Staszewski, CFA
Portfolio Manager
Managed Fund since November 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	10.96	0.70	1.41
Class 2*	05/03/10	10.75	0.46	1.17
Class 3	05/01/96	10.91	0.58	1.29
Bloomberg Barclays Global Aggregate Hedged USD Index		8.22	3.57	4.08
Bloomberg Barclays Global Credit Hedged USD Index		11.85	4.36	5.08
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Bloomberg Barclays Global Aggregate Hedged USD Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury, and it is hedged back to the US dollar.
The Bloomberg Barclays Global Credit Hedged USD Index measures the global investment grade local currency corporate and government-related bond markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2019	3

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Global Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2019)
AAA rating	2.5
AA rating	5.5
A rating	10.8
BBB rating	41.8
BB rating	14.3
B rating	12.9
CCC rating	2.1
CC rating	0.1
Not rated	10.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
4	Columbia Variable Portfolio Funds | Annual Report 2019

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
Country breakdown (%) (at December 31, 2019)
Argentina	0.1
Australia	1.3
Belarus	0.2
Belgium	0.4
Bermuda	1.8
Brazil	1.8
Canada	0.6
Cayman Islands	1.0
China	0.5
Costa Rica	0.2
Czech Republic	0.2
Dominican Republic	1.0
Egypt	1.0
El Salvador	0.5
Finland	0.3
France	1.9
Germany	0.9
Honduras	0.4
India	0.3
Indonesia	2.5
Ireland	1.2
Italy	0.5
Ivory Coast	0.5
Kazakhstan	0.3
Luxembourg	0.8
Mexico	1.2
Mongolia	0.2
Morocco	0.4
Netherlands	3.5
Nigeria	0.2
Norway	0.3
Oman	0.2
Paraguay	0.3
Qatar	1.8
Romania	0.6
Russian Federation	0.7
Saudi Arabia	1.0
Senegal	0.4
South Africa	0.5
Spain	0.6
Sri Lanka	0.4
Sweden	0.8
Turkey	0.4
Ukraine	0.2
United Kingdom	7.7
United States(a)	57.7
Virgin Islands	0.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2019, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	1.4	(63.2)	(61.8)
Foreign Currency Derivative Contracts	-	(38.2)	(38.2)
Total Notional Market Value of Derivative Contracts	1.4	(101.4)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio Funds | Annual Report 2019	5

Manager Discussion of Fund Performance
Columbia Variable Portfolio – Global Strategic Income Fund
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 10.91%. The Fund outperformed its benchmark, the Bloomberg Barclays Global Aggregate Hedged USD Index, which returned 8.22% for the same period. The Fund underperformed its secondary benchmark, the Bloomberg Barclays Global Credit Hedged USD Index, which returned 11.85% for the same period. The Fund’s outperformance of the benchmark was driven primarily by corporate credit exposure overall, which more than offset the detracting effect of duration positioning.
Core fixed-income markets posted strongest year in more than a decade in 2019
2019 was one of the best years for fixed-income markets in the last decade. Even more impressively, core U.S. fixed income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had its strongest year since 2002. Both credit risk and duration risk were strongly positive during the year, even amid heightened uncertainty from global trade tensions, a shifting policy path from the U.S. Federal Reserve (the Fed), and varying probabilities of an impending economic recession. U.S. and global economic data deteriorated through most of the year, especially in the industrial and manufacturing side of the economy. This played a major role in the Fed changing its policy outlook from hiking interest rates four times during 2018 to cutting interest rates three times during 2019. Between attractive valuations at the beginning of 2019, economic data and corporate earnings not fulfilling the more dire predictions, and accommodative monetary policy, credit sectors posted especially strong returns. High-yield corporate bonds led the way, followed by emerging markets bonds and investment-grade corporate bonds. Leveraged loans and lower rated high-yield bonds, including energy-related issues, lagged. Less volatile fixed-income sectors, such as asset-backed securities and mortgage-backed securities, generated lower but still positive returns.
Falling interest rates propelled U.S. Treasuries to their best returns since 2011, as a result of both investors and the Fed coming to grips with decelerating economic growth. The U.S. Treasury yield curve, or spectrum of maturities, steepened overall, though it had inverted during much of the summer. An inverted yield curve, in which shorter maturity bonds have a higher yield than longer maturity bonds, has historically been a reliable predictor of recession. While the economy failed to show signs of reacceleration, market participants remained hopeful at the end of the annual period that the Fed’s “insurance cuts” would help stabilize the economic growth outlook.
Exposure to corporate credit boosted Fund results
Positioning in U.S. investment-grade and U.S. high-yield corporate bonds contributed most positively to the Fund’s performance during the annual period. Within both sectors, the Fund began the year with larger exposures, as we sought to capitalize on attractive valuations. Within the U.S. investment-grade corporate bond sector, security selection also proved effective, especially among BBB-rated credits and within the midstream energy and food and beverage industries. High-yield corporate bond returns benefited from a bias toward BB- and B-rated credits, which outperformed. Elsewhere in corporate credit, positioning in emerging markets and European investment-grade corporate bonds contributed positively to the Fund’s relative results. Among structured securities, positioning in residential mortgage-backed securities added the most value, including exposure to both agency and non-agency mortgage-backed securities.
While the Fund’s duration was a positive contributor to its absolute performance, it detracted on a relative basis. Through most of the annual period, we kept the Fund’s duration shorter than that of the benchmark, which hurt as interest rates fell. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Also, a position in a U.S. Treasury hedge detracted from relative performance, as a longer duration would have generated higher total returns. Yield curve positioning offset some of this effect. The Fund began the year favoring a flattening of the yield curve, as economic growth slowed and the Fed was not as aggressive as the market was anticipating. During the annual period, we shifted the Fund’s exposure from the long-term end of the U.S. Treasury yield curve toward the short-term end of the yield curve, favoring a steeper position. As the U.S. Treasury yield curve did steepen during the annual period overall, with longer term yields higher than shorter term yields, such a shift in position added value.
6	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
Shifting market conditions drove portfolio changes
As mentioned, we made changes in the Fund’s yield curve positioning during the annual period. We also modestly shifted the Fund’s duration, or interest rate risk, positioning as market conditions developed. We reduced the Fund’s exposure to lower rated corporate credit sectors, including U.S. high-yield bonds and European high-yield bonds, in favor of European investment-grade credit and structured products. As such, the Fund moved toward higher quality credits, a shift made in response to valuations becoming less attractive throughout the year, in our view, and economic fundamentals deteriorating.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2019	7

Fund at a Glance
Columbia Variable Portfolio – Intermediate Bond Fund
Investment objective
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	9.25	3.65	4.39
Class 2*	05/03/10	9.03	3.38	4.15
Class 3	10/13/81	9.12	3.51	4.27
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.75
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
8	Columbia Variable Portfolio Funds | Annual Report 2019

Fund at a Glance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	16.2
Commercial Mortgage-Backed Securities - Agency	1.6
Commercial Mortgage-Backed Securities - Non-Agency	7.0
Corporate Bonds & Notes	18.5
Foreign Government Obligations	1.4
Money Market Funds	2.7
Municipal Bonds	0.1
Residential Mortgage-Backed Securities - Agency	28.6
Residential Mortgage-Backed Securities - Non-Agency	23.1
Senior Loans	0.1
U.S. Treasury Obligations	0.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
AAA rating	38.6
AA rating	8.3
A rating	9.6
BBB rating	18.7
BB rating	4.2
B rating	2.8
CCC rating	0.6
CC rating	0.0(a)
Not rated	17.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio Funds | Annual Report 2019	9

Manager Discussion of Fund Performance
Columbia Variable Portfolio – Intermediate Bond Fund
At December 31, 2019, approximately 87.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund also may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 9.12%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% for the same period. The Fund’s security selection within both corporate bonds and structured assets added to performance relative to the benchmark, while asset allocation detracted.
Federal Reserve policy, trade tensions drove sentiment
Risk sentiment rebounded in the first quarter of 2019 after the decline in credit markets seen in late 2018. With Chairman Powell signaling patience with respect to future increases in the benchmark overnight lending rate, markets took the view that the Federal Reserve (Fed) was likely to remain on hold in 2019. Credit sentiment wavered in May as President Trump announced plans to impose a 25% tariff on $200 billion in imports from China. In the wake of this escalation in the U.S.-China trade war, expectations increasingly shifted toward one or more cuts in the fed funds target rate before the end of 2019. The change in the outlook for Fed policy fueled a notable decline in Treasury yields. The Fed implemented quarter-point reductions in its benchmark fed funds rate at its August 1 and September 19 meetings.
The Fed cut fed funds by another quarter-point at its October 30th meeting, leaving the target range at 1.50%-1.75%. However, the Fed signaled that this move likely represented the end of its mid-cycle downward adjustment in rates, leading to a rise in Treasury rates and a cooling in bond market returns. More credit-sensitive areas of the market outperformed heading into year-end on signs of stronger economic growth and an improved tone to trade negotiations.
For the full 12 months ended December 31, 2019, Treasury yields finished lower along the length of the curve and the curve steepened modestly as decreases on the front-end were more significant. To illustrate, the two-year Treasury yield declined 90 basis points from 2.48% to 1.58%, the 10-year declined 77 basis points from 2.69% to 1.92%, and the 30-year declined 63 basis points from 3.02 to 2.39%.
Corporate bonds led performance within the investment-grade market for the 12 months. Structured assets including residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) provided positive returns while lagging corporates. Agency MBS provided positive returns for the period while trailing structured asset classes with exposure to consumer credit fundamentals.
Security selection and interest rate positioning boosted Fund returns
In addition to a strong focus on individual security selection, the Fund actively manages its exposures to various segments of the U.S. fixed-income market, including U.S. Treasury and government agency issues, corporate bonds, and structured assets such as MBS, CMBS and ABS. The Fund’s asset allocation was a modest constraint on performance overall for the 12 months as an underweight to investment-grade corporate bonds and overweight to less interest rate sensitive structured assets weighed on return. Off-benchmark exposure to below-investment-grade, high-yield corporates contributed positively, while exposure to emerging markets detracted.
Security selection was a notable positive contributor to relative performance. Within investment-grade corporates, a focus on longer maturity securities added to return as interest rates declined. In addition, exposure to BBB-rated issues (the lowest investment grade category) contributed positively as credit spreads narrowed over the year. Within agency MBS passthrough securities, a focus on specified pools with characteristics offering greater call protection added to performance as investors sought to minimize exposure to accelerating prepayments given the decline in interest rates. Similarly, a focus on call-protected structures within agency collateralized mortgage obligations was rewarded. Selection was also positive within more credit sensitive areas of the securitized markets, most notably asset-backed securities where issues backed by marketplace lending receivables were among the leading contributors.
10	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
The Fund’s tactical positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity added to performance. Specifically, the Fund carried an above-benchmark duration as Treasury yields moved lower. In addition, the Fund’s positioning along the yield curve benefited return for the 12 months.
Derivative positions
During the annual period we sought to protect against the potential for rising interest rates by purchasing options on interest rate swaps (or “swaptions”). In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. In aggregate, the Fund’s use of derivatives did not have a material effect on performance.
At period’s end
While we have a constructive view of the economic backdrop, we are more cautious with respect to valuations for spread sectors. Broadly speaking, the incremental compensation for holding lower quality assets is meaningfully below historical norms. To illustrate, at the close of the reporting period, the spread between corporate bonds rated BB and those rated BBB was as tight as it has been in roughly two decades. Given this backdrop, we were focused on higher quality and shorter remaining maturity securities across credit-based asset classes.
At the close of the period, we continued to believe the fundamental backdrop for non-agency securitized assets remained supportive. The U.S. consumer was in a strong position with a stable economy, growing job market and rising wages. A backdrop of essentially full employment and low interest rates has enabled homeowners to refinance into lower cost mortgages. At the same time, credit spreads within non-agency securitized assets were at the lower end of their historical range. Given these tight spreads we were focusing on higher quality and shorter remaining maturity securities across non-agency segments, finding opportunities within both ABS and non-agency MBS.
Within the Fund’s agency MBS allocation, we continued to favor call-protected pools and structures given that interest rates remained at low levels. This stance was also supported by the increased role of non-bank players in the mortgage lending market, which continued to promote more frequent refinancing.
In an environment of tight spreads and significant geopolitical uncertainty, we believe a strong focus on individual security selection is critical along with a balanced approach to overall portfolio risk.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2019	11

Fund at a Glance
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Investment objective
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
BlackRock Financial Management, Inc. (subadviser)
Akiva Dickstein
BlackRock International Limited (sub-subadviser)
Christopher Allen, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	7.90	3.43	3.99
Class 2*	05/03/10	7.63	3.15	3.74
Class 3	09/13/04	7.81	3.29	3.86
Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged		8.38	4.08	4.52
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to October 2012 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
12	Columbia Variable Portfolio Funds | Annual Report 2019

Fund at a Glance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of CTIVP® – BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2019)
AAA rating	48.9
AA rating	34.7
A rating	7.3
BBB rating	8.8
B rating	0.1
Not rated	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Country breakdown (%) (at December 31, 2019)
Australia	1.3
Canada	2.0
Denmark	0.3
France	9.5
Germany	0.5
Greece	0.1
Italy	8.5
Japan	6.9
New Zealand	1.1
Spain	0.7
Sweden	0.9
United Kingdom	23.6
United States(a)	44.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2019, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Variable Portfolio Funds | Annual Report 2019	13

Fund at a Glance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	92.5	(150.4)	(57.9)
Foreign Currency Derivative Contracts	3.3	(45.4)	(42.1)
Total Notional Market Value of Derivative Contracts	95.8	(195.8)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
14	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 7.81%. The Fund’s benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged, returned 8.38%. The Fund’s relative results can be attributed primarily to mixed results from rate positioning.
Global inflation-linked bond returns reflected more accommodative global central banks
The global markets in 2019 were influenced by economic growth concerns and geopolitical uncertainty. The year started with a broad “risk on” tone but turned cautionary in the second quarter with a sustained rally in global rates. The flight to safety was triggered by rising recession fears, escalating U.S.-China trade tensions and tightening financial conditions. The more risk-averse sentiment continued through the third quarter of 2019 when recession fears swelled to a peak after a slew of negative economic data surprises around the world. As the year progressed, sentiment turned more upbeat when U.S.-China tensions appeared to ease, with the two sides striking an unexpected “Phase One” trade agreement in principle in December.
The U.S. Federal Reserve (Fed) smoothed monetary policy concerns by cutting interest rates three times during the second half of the year. The European Central Bank (ECB) saw a change in leadership, with former Managing Director of the International Monetary Fund Christine Lagarde taking the helm. The ECB restarted its quantitative easing program in November 2019 and lowered its deposit rate into negative territory, reiterating its stance on keeping rates steady or lower unless inflation across the region showed a meaningful pick-up. In the U.K., Brexit (the U.K.’s departure from the European Union) made significant progress when Boris Johnson became Prime Minister in May 2019. In December, Prime Minister Johnson’s Conservative Party notched a crucial landslide win in the U.K. general election, securing a majority victory that enabled him to proceed with his Brexit plan.
Against this backdrop, interest rates across much of the globe moved lower, and the universe of negative yielding debt expanded. In the U.S., yields on 10-year U.S. Treasuries fell 76 basis points (a basis point is 1/100th of a percentage point) to 1.92%. What started as a steady rally in government bonds around the world accelerated into a marked repricing in March 2019 after the Fed delivered a dovish policy surprise, and European manufacturing activity slumped far more than feared. (Dovish tends to suggest lower interest rates; opposite of hawkish.)
Sentiment was then hit by the collapse of trade negotiations between the U.S. and China, which sparked a trade war and broader struggle for technological supremacy. The dispute widened existing cracks in the global economy and abruptly reversed a risk rally that had buoyed markets since the start of the year. Heightened tensions in the Gulf region weighed further on risk sentiment after the U.S. mobilized military resources to the region and re-imposed sanctions on Iran. Meanwhile, the U.K.’s deadlocked efforts to leave the European Union piled further uncertainty onto nervous markets. Amid the “risk off” sentiment and the moves from global central banks to be more accommodative, interest rates moved notably lower.
Broadly speaking, the 5-year to 30-year U.S. Treasury nominal (non-inflation-linked) yield curve steepened during the annual period, as shorter term maturity yields fell more than those on longer term maturities. Toward the end of 2019, the short-term end of the yield curve remained anchored, trading range-bound due in part to an environment of accommodative central bank policy. As the long-term end of the yield curve sold off on alleviated concerns around U.S.-China trade discussions and Brexit negotiations late in the year, this helped the curve steepen. It is still important to note, however, the inversion of the two-month to 10-year U.S. Treasury yield curve mid-year. At the height of the bond rally in August 2019, yields turned negative across all maturities of the German bund market, as benchmark yields reached new lows across much of Europe. Markets perceived the risk of a recession as yield curves inverted in the U.S. and U.K., meaning longer dated yields were lower than shorter dated yields. The rally contributed to the universe of negative yielding debt rising to a record US$17 trillion, eclipsing the prior record of US$12.2 trillion recorded in June 2016.
Rate positioning generated mixed results during annual period
In the wake of a difficult end to 2018, financial markets rebounded on a dramatic shift in monetary policy stance from the Fed. The Fed embraced a new philosophy of “patience” and “flexibility,” indicating a pause from its interest rate hiking cycle to observe the lagged effects of prior tightening on the economy. This shift supported a “risk on” tone in the market that was supportive of the Fund’s overall positioning in the first quarter of 2019, particularly in U.S. inflation breakevens. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity.
Columbia Variable Portfolio Funds | Annual Report 2019	15

Manager Discussion of Fund Performance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.) As geopolitical risks rose in the second quarter around U.S.-China trade negotiations and as the Fed joined central banks globally in a bout of synchronous easing in the third quarter, the Fund’s overweight in U.S. real rates also contributed positively to performance. Though the Fund’s short position in U.K. breakevens detracted from performance through most of the year, the eventual breakthrough in Brexit negotiations and Prime Minister Johnson’s election victory helped drive positive performance via the Fund’s relative value positioning in U.S. versus U.K. breakevens, particularly in the fourth quarter.
The Fund’s overweight exposure to French real rates benefited its performance, as rates rallied globally around the “risk off” environment at the end of the first quarter and into the third quarter of 2019, with yields moving lower around sustained economic malaise and accommodative central bank policies. During the third quarter of 2019, being overweight in short-term Italian real rates added value given the positive news around the talks and evolution of the Italian government coalition in August. The Fund’s positioning in Italian breakevens bolstered relative results as well.
Conversely, detracting from performance was the Fund’s U.S. nominal rates positioning. Though we tactically traded rates throughout the year, the Fund was broadly biased to be underweight U.S. nominal rates through the second and third quarters of 2019. Disappointing manufacturing Purchasing Manager Indices’ readings in Europe, deteriorating economic growth data abroad and the inversion of the two-month to 10-year U.S. Treasury nominal yield curve in March 2019 led rates to rally at the end of the first quarter and that rally persisted through August 2019, adversely affecting the Fund’s performance. Similarly, the Fund’s underweight to German nominal rates detracted. As the ECB signaled for greater accommodation measures throughout the annual period and as economic data deteriorated, German nominal rates across all maturities moved into negative territory and German bunds fell to their all-time lows around the market’s favoring of relatively “safe haven” assets, moves that adversely affected Fund performance.
Having an overweight to Canadian versus U.S. nominal and foreign currency rates detracted modestly. The Bank of Canada held its rates steady at its December 2019 meeting and given the pervading positive tone from its subsequent policy statement, Canadian rates repriced notably higher. Similarly, the Canadian dollar rallied throughout December, supported by higher oil prices and the broad “risk on” tone of the market. These factors dampened the Fund’s results. Also detracting from Fund performance was its overweight Japanese real rates positions, as the prevailing bullish environment stemming from a prospective “Phase One” trade deal between the U.S. and China helped move Japanese yields to year-to-date highs in the fourth quarter of 2019. Given the tailwinds from this market environment and the corresponding global moves higher in yields, the Fund’s overweight in New Zealand nominal yields also detracted from its performance toward the end of the year.
The Fund’s duration positioning generally detracted from its results during the annual period, particularly attributable to the second and third quarters of 2019. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) The Fund was biased to have a short duration relative to that of the benchmark, especially comparatively shorter U.S. and German duration positions. As for yield curve positioning, the Fund was rather neutrally positioned on the U.S. nominal yield curve. However, the Fund held a 10- to 30-year U.K. real rate curve flattener position in the first quarter of 2019, which buoyed results. The sustained overhang of Brexit-related events helped push this segment of the U.K. real rate curve flatter, with the moves supportive of the Fund’s U.K. real curve flattening theme. Following this strong performance, we took profits on the Fund’s position and unwound it in March 2019.
Shifts in market conditions drove Fund portfolio changes
Early in 2019, we took the opportunity to reduce the Fund’s overall short duration relative to that of the benchmark and subsequently brought the Fund’s headline duration to lean toward being slightly long in the benchmark.
The Fund held structural long breakevens positioning in Europe, Japan and New Zealand. Breakevens globally lagged broader risk asset performance to start 2019, especially breakevens outside of the U.S. We had held on to many of the Fund’s positions and even added to areas that had become significantly less expensive during the fourth quarter of 2018. Particularly in Europe, we believed inflation expectations had room to rebound from their low levels, especially as European economic data was anticipated to bottom out. In many of the regions where the Fund held long breakevens, actual realized Consumer Price Index readings tended to be much higher than the market pricing for breakevens. The one region where this
16	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
theme did not hold true was in the U.K., where the Fund held a short inflation expectations exposure. Brexit uncertainty pushed U.K. breakevens higher during the first quarter and through to the third quarter of 2019, causing them to deviate from other risk assets. As we expected this richness to fade once these fears came to pass, we held on to this Fund position.
Though the Fund’s breakeven exposure negatively affected its performance in the first half of the year, we took the opportunity to add to the positions. What we considered to be their increasingly attractive valuations helped increase our conviction in the trades, and we even increased Fund positions in the U.S. The Fund’s overweight positioning in U.S. real rates and French real rates also helped mitigate weakness during this period of underperformance given the sustained global rate rally through most of 2019. As performance picked up by the end of the year around waning geopolitical uncertainty regarding Brexit and U.S.-China trade tensions, this justified our decision.
We reduced the Fund’s long exposure to 10-year Japanese breakevens at the start of the fourth quarter of 2019 given the deteriorating fundamentals of the Japanese economy and after a key tailwind to the position came to pass via the consumption value-added tax hike. We then took the opportunity to rotate the risk exposure into 10-year U.S. breakevens given what we saw as the favorable liquidity and the supporting macroeconomic environment for “risk on” expressions in the region. With U.S. inflation expectations still running below that of realized inflation and amid the backdrop of increasing optimism surrounding the geopolitical backdrop, the Fund remained long in U.S. breakevens broadly and less long in Japanese breakevens at the end of the annual period.
On balance, we added to the Fund’s positions on the back of a modest cheapening in rates/breakevens. While the exposure caused some downside to performance in the first half of 2019, the end of the annual period brought about a rebound in performance as the overhang of geopolitical risks came to pass. At the end of the annual period, the Fund’s duration was overweight relative to its benchmark, particularly in Canadian and Japanese duration. The Fund held an underweight exposure to U.S. rates.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2019	17

Fund at a Glance
CTIVP® – Victory Sycamore Established Value Fund
Investment objective
CTIVP® – Victory Sycamore Established Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Victory Capital Management Inc.
Gary Miller
Jeffrey Graff, CFA
Gregory Conners
James Albers, CFA
Michael Rodarte, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	28.20	10.11	12.70
Class 2*	05/03/10	27.85	9.84	12.43
Class 3	02/04/04	28.01	9.98	12.58
Russell Midcap Value Index		27.06	7.62	12.41
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to November 2012 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
18	Columbia Variable Portfolio Funds | Annual Report 2019

Fund at a Glance  (continued)
CTIVP® – Victory Sycamore Established Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of CTIVP® – Victory Sycamore Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	96.6
Money Market Funds	3.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	3.7
Consumer Discretionary	7.8
Consumer Staples	10.1
Energy	5.1
Financials	17.4
Health Care	5.2
Industrials	15.2
Information Technology	15.1
Materials	9.2
Real Estate	7.7
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio Funds | Annual Report 2019	19

Manager Discussion of Fund Performance
CTIVP® – Victory Sycamore Established Value Fund
At December 31, 2019, approximately 81.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 28.01%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 27.06% over the same period. The Fund’s outperformance of the benchmark can be attributed to both effective stock selection and sector allocation decisions overall.
U.S. stocks experienced best annual performance in 2019 since 2013
The U.S. equity markets recorded their best annual performance in 2019 since 2013. Investors began the annual period on a cautious note after the sell-off in the fourth quarter of 2018. Concerns about slowing global economic growth, the possibility of a monetary policy error by the Federal Reserve (the Fed) and moderating corporate earnings had contributed to the pullback in late 2018. Consequently, the Fed was quick to pivot early in 2019. By the end of the first calendar quarter, it was widely understood that further interest rate hikes in 2019 were essentially off the table. The Fed went on to deliver three interest rate cuts during the second half of the year. Fed Chair Powell characterized the moves as a “mid-cycle adjustment” rather than the beginning of an easing cycle. That categorization led some pundits to liken the moves to the Fed’s action in the 1990s, when it implemented two sets of three-cut moves as “insurance” against prevailing uncertainty.
That said, uncertainty was ubiquitous throughout 2019. The overarching theme was the trade spat between the U.S. and China. Tensions between the world’s two largest economies ebbed and flowed, but there was little meaningful progress in the standoff for most of the year. Ultimately, the two sides decided to defuse tensions and reached an interim “Phase One” agreement in principle during the fourth quarter. Investors also had to grapple with trying to decipher signals from the bond market. Several segments of the U.S. Treasury yield curve, or spectrum of maturities — including the much-watched 10-year to two-year spread, or yield differential — inverted, meaning shorter maturity yields were higher than longer maturity yields. Such inversion spurred theories the U.S. economy was on the verge of a recession. Eventually, the yield curve un-inverted and steepened once again, raising questions about the efficacy of the signaling this time around. By the fourth quarter, some of the uncertainty surrounding trade and monetary policy faded, which likely led to the heightened “risk-on” investor appetite in the quarter.
Given the climate of uncertainty that prevailed for most of the year, the resiliency of the U.S. economy — anchored by the U.S. consumer — was often overshadowed. Amid a barrage of headlines and often negative commentary from the media, the consumer did not budge. The U.S. equity market demonstrated, as it has on numerous occasions before, that it is still capable of shrugging off domestic and global political uncertainty. The pressing question at the end of the annual period was whether such a trend continues, especially given the likelihood that 2020 will be another headline-heavy year.
Stock selection and sector allocation overall boosted Fund performance
Both stock selection and sector allocation overall contributed positively to the Fund’s outperformance of the benchmark during the annual period. Specifically, stock selection in the materials, consumer discretionary and information technology sectors contributed positively to the Fund’s relative results during the annual period. Having an overweight to information technology, which was the best performing sector in the benchmark during the annual period, also proved beneficial. To a lesser extent, having an overweight in financials, which outpaced the benchmark during the annual period, added value as well. Only partially offsetting these positive contributors was stock selection in the communication services, consumer staples and financials sectors, which detracted. Having an overweight in consumer staples, which underperformed the benchmark during the annual period, also dampened the Fund’s relative results.
From an individual security perspective, the Fund benefited most relative to the benchmark from positions in Reliance Steel & Aluminum Co., a metals processor; Leidos Holdings, Inc., an applied technology company; and Nuance Communications, Inc., a leading provider of voice recognition and natural language understanding solutions. Shares of Reliance Steel & Aluminum reacted positively to stronger than expected results throughout the calendar year. The company benefited from its relatively defensive business model: the company acquires steel and aluminum from metals producers and processes them
20	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – Victory Sycamore Established Value Fund
to customer specifications. Additionally, the company maintains a high degree of product and end-market diversification. Leidos Holdings’ management raised its fiscal year 2019 guidance following a strong first fiscal quarter earnings report. The company also updated its long-term organic growth target, as it expected strong momentum in its defense and intelligence segments. In December 2019, the company announced it will acquire Dynetics, Inc., a defense technology firm, which provides access to technologies deemed critical by the U.S. Defense Department, and investors reacted positively to the announcement. Nuance Communications reported third quarter 2019 results that were ahead of consensus expectations. Importantly, the company achieved a key milestone in its restructuring efforts. It completed the spin-off of its automotive segment known as Cerence Inc. At the end of the annual period, the company remained focused on boosting its core business, namely the health care segment. With health care facilities facing margin pressures and physician burnout, automation of mundane administrative tasks provides Nuance Communications with an opportunity to provide organizations software solutions.
Detracting most from the Fund’s results relative to the benchmark were positions in DXC Technology Co., a leading information technology services provider; Cimarex Energy Co., an oil and gas exploration and production company; and CBS Corp., a stalwart media company. Putting downward pressure on DXC Technology’s shares was its management’s reduced fiscal year 2020 guidance for revenue and earnings per share. Additionally, it was revealed the company plans to invest approximately $100 million in its digital business to support growth efforts, which lowered its earlier planned cost savings in fiscal year 2020. Further, the company announced a change in leadership, the timing of which was disappointing. Shares of Cimarex Energy were under pressure because the company delivered quarterly results below estimates, driven largely by weaker gas/natural gas liquids pricing that offset better than expected gas/natural gas liquids production and oil prices. Its management also alluded to slowing activity in 2020 if weak prices persisted. In the third quarter of 2019, CBS announced its long-rumored intention to merge with Viacom Inc. to form a new entity to be known as ViacomCBS, Inc. While investors long anticipated the announcement, the lack of details on potential cost/revenue synergies from CBS’ management pressured the company’s shares. At the end of the annual period, the Fund maintained its positions in these three detracting companies given our view on each one’s prospects ahead.
Bottom-up stock selection drove Fund portfolio changes
During the annual period, we initiated a Fund position in Avery Dennison Corp., the leading global manufacturer of labels for consumer goods and brand tags for clothing. We believe Avery Dennison is a compelling investment opportunity for several reasons. It is a leader in a fragmented industry and has a record of one of the best organic growth rates in a consumer staples-like business. In our view, it has a solid balance sheet, good penetration in the emerging markets, attractive free cash flow generation, and growing radio frequency identification sales. We established a Fund position in Skyworks Solutions, Inc., a designer and manufacturer of high-performance radio frequency and analog semiconductors. The company’s products are used in mobile devices, automotive, broadband WiFi applications and more, and its clients include Apple Inc., Toyota Motor Corporation, Amazon.com, Inc., Cisco Systems, Inc., Siemens AG, Ford Motor Company, Samsung Group and others. In our view, Skyworks Solutions is attractive because, among other factors, it is exposed to leading companies across several industries; it has a debt-free balance sheet with net cash; it generates strong free cash flows and returns it to shareholders through an attractive dividend and consistent share buybacks; its 5G rollout sparks demand for new handset; and its infrastructure opportunity is significant.
Conversely, we exited the Fund’s position in Keysight Technologies, Inc., a manufacturer of electronics test and measurement equipment for multiple industries. The company benefited from the build-out of the 5G ecosystem over the past couple of years, and its shares appreciated meaningfully. While we believed the company continued to execute well and end-market demand remained robust, the company’s end-markets are also cyclical, which made the company’s risk/reward profile less compelling, in our view. We eliminated the Fund’s position in Ingredion, Inc., a sweeteners and starches producer. Ingredion faced a challenging 2019 with multiple guidance revisions lower due to currency headwinds in several emerging markets; challenging North American high-fructose corn-syrup demand trends; a weak Brazilian economy; and higher raw material costs. Although the business was able to manage price/mix balances well across the regions in which it operates, it struggled to mitigate currency headwinds and weak North American sweetener pricing. While some challenges are transitory, we felt the near-term growth trajectory for the company would likely be challenged. Additionally, Ingredion remained active on the merger and acquisition front, which could compromise the integrity of its balance sheet. In our view, the lack of fundamental drivers for the company made its risk/reward profile less compelling.
Columbia Variable Portfolio Funds | Annual Report 2019	21

Manager Discussion of Fund Performance  (continued)
CTIVP® – Victory Sycamore Established Value Fund
Driven by our bottom-up investment process, the Fund’s exposures to materials, industrials and consumer staples increased and its allocations to financials, consumer discretionary and utilities decreased during the annual period. As of December 31, 2019, the Fund had overweighted positions relative to the benchmark in the consumer staples, industrials, information technology and materials sectors. On the same date, the Fund had underweighted allocations compared to the benchmark to the communication services, consumer discretionary, energy, financials, health care, real estate and utilities sectors.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
22	Columbia Variable Portfolio Funds | Annual Report 2019

Fund at a Glance
Variable Portfolio – Partners Core Equity Fund
Investment objective
Variable Portfolio – Partners Core Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
T. Rowe Price Associates, Inc.
Jeffrey Rottinghaus, CPA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	26.59	9.14	10.29
Class 2*	05/03/10	26.21	8.87	10.03
Class 3	05/01/06	26.38	9.01	10.16
S&P 500 Index		31.49	11.70	13.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2019 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2019	23

Fund at a Glance  (continued)
Variable Portfolio – Partners Core Equity Fund
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – Partners Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	8.5
Consumer Discretionary	11.6
Consumer Staples	5.5
Energy	3.7
Financials	13.7
Health Care	15.0
Industrials	8.2
Information Technology	21.4
Materials	4.8
Real Estate	3.0
Utilities	4.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

24	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance
Variable Portfolio – Partners Core Equity Fund
Effective May 19, 2019, Massachusetts Financial Services Company (MFS) was terminated as the sole subadviser to the Fund, the Fund was renamed Variable Portfolio - Partners Core Equity Fund, and it became a multi-managed fund. Effective May 20, 2019, T. Rowe Price Associates, Inc. (T. Rowe Price) and Jacobs Levy Equity Management, Inc. (Jacobs Levy) were both named as subadvisers to the Fund and were each allocated a portion of the Fund’s assets to invest. As of December 31, 2019, T. Rowe Price and Jacobs Levy managed approximately 51.8% and 48.2% of the Fund, respectively.
As December 31, 2019, approximately 98.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 26.38%. While the Fund posted robust double-digit absolute gains, it underperformed its benchmark, the S&P 500 Index, which returned 31.49% over the same period. The Fund’s underperformance of the benchmark can be attributed primarily to stock selection decisions by its managers.
U.S. equities surged in 2019 to all-time highs
U.S. equities surged in 2019, bouncing back strongly from deep losses in 2018, which enabled several major indices to hit all-time highs in the latter part of the year. A major driver of market performance was the Federal Reserve (the Fed). Instead of continuing to raise short-term interest rates in 2019, the Fed decided to keep rates steady in the first half of the year and then reduced rates three times starting in late July 2019 as a “midcycle adjustment” of its monetary policy. Many other central banks around the world similarly reduced their interest rates in response to slowing economic growth. In the closing months of the year, the Fed also took steps to increase liquidity in short-term lending markets, in part by purchasing U.S. Treasury bills, which caused the central bank’s balance sheet to expand again, having begun to shrink its balance sheet in the prior year.
Trade discussions between the U.S. and China were another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the U.S. and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “Phase One” trade deal was not officially agreed to in principle until December 13, 2019, when Chinese officials held a press conference in Beijing announcing a preliminary agreement had been reached to reduce U.S. tariffs on some Chinese goods. As part of the agreement, the U.S. would lower the tariff rate on about $120 billion in Chinese goods, while canceling the tariffs on another $160 billion worth of Chinese goods scheduled to take effect mid-December. U.S. Administration officials released a statement announcing the “historic and enforceable agreement” would require “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services, and currency and foreign exchange.”
Stock selection decisions overall dampened relative results
MFS: During the annual period, we managed the Fund from January 1, 2019 through May 19, 2019 (the initial reporting period). The Fund underperformed the benchmark during the initial reporting period due primarily to the sustained strong performance of growth factors, which is atypical over the long term but which created a significant headwind for our valuation discipline during the initial reporting period.
From a sector perspective, weak stock selection and an overweight in health care, which lagged the benchmark during the initial reporting period, detracted most from the Fund’s results. Security selection within the special products and services and technology market segments hurt as well. Partially offsetting these detractors was effective stock selection in the financial services, consumer staples and retailing market segments, which contributed positively.
The largest individual stock detractors on a relative basis during the initial reporting period were overweight positions in drug store operator Walgreens Boots Alliance, Inc., natural gas exploration and production company NRG Energy, Inc. and medical devices manufacturer Medtronic PLC.
Columbia Variable Portfolio Funds | Annual Report 2019	25

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Equity Fund
Individual securities that contributed most positively to our portion of the Fund’s results during the initial reporting period included an overweight position in network equipment company Cisco Systems, Inc., an underweight to investment conglomerate Berkshire Hathaway, Inc. and not owning a position at all in pharmaceutical company AbbVie, Inc.
T. Rowe Price: During the annual period, we managed a portion of the Fund from May 20, 2019 through December 31, 2019 (the latter reporting period). During the latter reporting period, our portion of the Fund underperformed the benchmark, as both stock selection and sector allocation overall detracted from relative results. Stock selection in the industrials, materials and consumer staples detracted most. Only partially offsetting these detractors was effective stock selection in the consumer discretionary, real estate and communication services sectors, which contributed positively. Having an underweight to real estate, which lagged the benchmark during the latter reporting period, also helped.
From an individual security perspective, the holdings that detracted most from our portion of the Fund’s relative results during the latter reporting period were insurance carrier American International Group, Inc. (AIG), pharmaceutical company Pfizer, Inc. and integrated solid waste services company Waste Connections, Inc. AIG reported an earnings miss late in the latter reporting period, driven by higher than expected catastrophic losses from Typhoon Faxai in Japan and Hurricane Dorian in the United States as well as a charge on its insurance book due to lower interest rates. Shares of Pfizer declined sharply after it announced plans to buy generic pharmaceutical company Mylan NV in an all-stock deal and combine it with Pfizer’s own off-patent branded and generic business, Upjohn. Shares of Waste Connections underperformed the benchmark, as unfavorable supply/demand dynamics weighed on volumes.
Our portion of the Fund’s greatest positive contributors to relative results during the latter reporting period were hotel operator and owner MGM Resorts International, discount retailer Dollar General Corp. and medical devices manufacturer Medtronic PLC. Shares of MGM Resorts International climbed, as gambling revenue in Macau, the world’s largest gambling hub, hit a five-month high in May 2019. Shares of Dollar General rose on solid same-store sales growth, driven by an increase in average transaction size and improved customer traffic. We eliminated the Fund’s position in Dollar General on strength by the end of the annual period. Medtronic benefited from above-consensus revenue growth, due mainly to strong results from the company’s cardiac and vascular unit.
Jacobs Levy: During the annual period, we managed a portion of the Fund from May 20, 2019 through December 31, 2019 (the latter reporting period). During the latter reporting period, our portion of the Fund underperformed the benchmark. The broad U.S. equity market posted impressive returns for the full year, but notably, gains were concentrated in a narrow subset of companies. For instance, just two companies — Apple, Inc. and Microsoft Corp. — contributed almost 15% of the benchmark’s total 2019 return. Further, out of 11 sectors, only three — information technology, communication services and financials — outperformed the benchmark for the year. We believe such substantial disparities were not explained by underlying fundamentals. While investors generously rewarded U.S. equities on an absolute basis, based on our proprietary analysis, we found that in 2019, they did not consistently reward company fundamentals on a relative basis. Yet we strongly believe company fundamentals determine security pricing in the long run, and we adhered to our discipline during this remarkable market surge.
From a sector perspective, security selection in information technology, financials and consumer discretionary detracted most from relative results during the latter reporting period. Having an overweighted allocation to consumer discretionary, which underperformed the benchmark during the latter reporting period, also hurt. Partially offsetting these detractors was effective stock selection in the communication services, consumer staples and energy sectors, which contributed positively. Having underweights to communication services and consumer staples, which each underperformed the benchmark during the latter reporting period, also boosted our portion of the Fund’s relative results.
The individual stocks that detracted most from our portion of the Fund’s relative results were information technology hardware giant Apple, semiconductor bellwether Intel Corporation and chemicals company DuPont de Nemours, Inc. Apple outperformed the benchmark during the latter reporting period on strong earnings, optimism about its new iPhone 12 (expected to be released in 2020) and de-escalation of U.S.-China trade tensions. Because our portion of the Fund had an underweighted position in Apple, it detracted from results. Similarly, our portion of the Fund had no position in Intel, which outperformed the benchmark during the latter reporting period on strong earnings the company reported for its second and third fiscal quarters and on a positive consensus outlook for the U.S. economy overall and the semiconductor industry in
26	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Equity Fund
particular. Shares of Dupont de Nemours fell during the latter reporting period, and our portion of the Fund had an overweight position in the company. Its shares underperformed the benchmark since Corteva, its agricultural products provider, was spun out of the old Dow Chemical-DuPont in June 2019, but analysts remained upbeat about the stock.
Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were pharmaceuticals company Bristol-Myers Squibb Co. and managed health care company Humana, Inc. Shares of Bristol-Myers Squibb significantly outperformed the benchmark during the latter reporting period on strong earnings and positive guidance. It also received a positive boost from the successful closure of its acquisition of Celgene Corporation in November 2019. Humana performed well, with its shares gaining on strong earnings and positive guidance the company provided after its fiscal second and third quarters and upbeat analysts’ views. Not holding a position in integrated oil and gas company Exxon Mobil Corporation also helped, as the company’s shares fell during the latter reporting period. Its underperformance was partially attributable to weak performance in the energy sector broadly and partially attributable to Exxon Mobil’s disappointing quarterly earnings releases in August and November.
Purchases and sales drove Fund portfolio changes
All told, the Fund’s portfolio turnover rate for the annual period was 129%.
MFS: During the initial reporting period, we established a Fund position in managed health care company Cigna Corp., primarily based on our quantitative model’s “buy” rating, driven by Cigna’s strong earnings momentum, high quality and attractive valuation. We also initiated a Fund position in Fidelity National Information Services, Inc., a data processing services provider. Its stock was favored by our fundamental analysis due to the company’s attractive valuation, share buybacks and conservative management team.
Conversely, we exited the Fund’s position in managed health care company Humana, as the stock’s quantitative score declined driven by negative quality metrics. We also sold the Fund’s position in FleetCor Technologies, Inc., a global provider of lodging and transport management services. Quantitatively, the company’s score deteriorated to a “sell,” driven by declining momentum and sentiment metrics.
At the end of the initial reporting period, our portion of the Fund was overweight relative to the benchmark in the financial services, health care and transportation market segments, was underweight relative to the benchmark in the retailing, energy and leisure market segments, and had a rather neutral weighting relative to the benchmark in the remaining market segment constituents.
T. Rowe Price: During the latter reporting period, we increased our portion of the Fund’s holding in technology giant Apple, as we believed the company may well benefit from growth in iPhone sales as well as developments in the Apple TV+ streaming service. We also liked Apple’s significant stock repurchase efforts. We initiated a position in pharmaceutical company AbbVie, Inc. in the wake of its announced acquisition of Allergan, Inc., a deal we believe provides the company with several new durable revenue streams. We also have confidence in AbbVie’s experienced management team, and we used the market’s negative reaction to the acquisition deal as a buying opportunity. We established a position in Wells Fargo & Co., as we were encouraged by the bank’s increased focus on risk management and compliance and believed the hiring of a new CEO was a key step in its ongoing turnaround plan. At the time of purchase, we saw Wells Fargo as attractively valued, with sound fundamentals and progress made in addressing past issues in its sales culture.
Conversely, we eliminated our portion of the Fund’s position in Becton Dickinson and Co., the largest manufacturer of single-use medical needles, syringes and blood collection devices. The company posted strong performance during the latter reporting period, due in part to synergies from its 2017 acquisition of C.R. Bard, Inc. We sold the position on strength and reallocated the proceeds to names with what we saw as greater upside potential. We trimmed our portion of the Fund’s position in diversified managed care company UnitedHealth Group, Inc. ahead of the upcoming 2020 U.S. election cycle. While we believe UnitedHealth Group could benefit from longer term tailwinds, as patients obtain increased access to generics and cheaper drug alternatives through Medicare Advantage programs, we think the overhang of Democratic proposals for a single-payer health care system could continue to weigh on managed care companies in the months ahead.
Columbia Variable Portfolio Funds | Annual Report 2019	27

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Equity Fund
Based on bottom-up stock selection, our portion of the Fund’s weightings in consumer discretionary and industrials increased during the latter reporting period. As of December 31, 2019, our portion of the Fund was overweight the benchmark in the consumer discretionary, health care, industrials, materials and utilities sectors. On the same date, the Fund was underweight the benchmark in the consumer staples, energy, information technology and real estate sectors and was rather neutrally weighted to the benchmark in the communication services and financials sectors.
Jacobs Levy: During the latter reporting period, we initiated positions in QUALCOMM, Inc. and Biogen, Inc. In each case, the company’s stock was attractive to us on the basis of strong fundamentals, certain growth and value models and other proprietary factors. Conversely, we sold our portion of the Fund’s position in Cisco Systems. Its stock was unattractive to us on the basis of certain growth and value models as well as on other proprietary factors. We exited our portion of the Fund’s position in Boeing Co., as its stock was unattractive to us on the basis of sentiment measures and other proprietary factors.
During the latter reporting period, relative to the benchmark, we increased our portion of the Fund’s weightings in health care, information technology and consumer discretionary, and we decreased its sector weights in communication services, utilities and financials. As of December 31, 2019, our portion of the Fund was overweight relative to the benchmark in consumer discretionary, materials, real estate, utilities and financials. On the same date, our portion of the Fund was underweight relative to the benchmark in industrials, communication services, consumer staples and information technology and was rather neutrally weighted to the benchmark in energy and health care.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
28	Columbia Variable Portfolio Funds | Annual Report 2019

Fund at a Glance
Variable Portfolio – Partners Small Cap Value Fund
Investment objective
Variable Portfolio – Partners Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
Nuveen Asset Management, LLC
Karen Bowie, CFA
Segall Bryant & Hamill, LLC (SBH – Small Cap Value Dividend Strategy)
Derek Anguilm, CFA
Mark Adelmann, CFA, CPA
Lisa Ramirez, CFA
Alex Ruehle, CFA
Segall Bryant & Hamill, LLC (SBH – Small Cap Value Strategy)
Mark Dickherber, CFA, CPA
Shaun Nicholson
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	19.80	4.85	9.01
Class 2*	05/03/10	19.53	4.58	8.74
Class 3	08/14/01	19.66	4.72	8.87
Russell 2000 Value Index		22.39	6.99	10.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2019	29

Fund at a Glance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	95.2
Exchange-Traded Equity Funds	0.3
Money Market Funds	4.5
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	1.3
Consumer Discretionary	8.0
Consumer Staples	3.3
Energy	7.5
Financials	26.1
Health Care	7.5
Industrials	12.7
Information Technology	13.3
Materials	6.7
Real Estate	8.9
Utilities	4.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

30	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance
Variable Portfolio – Partners Small Cap Value Fund
As of December 31, 2019, the Fund was managed by three independent money management firms. Jacobs Levy Equity Management, Inc. (Jacobs Levy) managed approximately 26.7%; Nuveen Asset Management, LLC (Nuveen) managed approximately 24.2%; and Segall Bryant & Hamill, LLC (Segall Bryant) managed approximately 49.1% of the fund’s assets. Segall Bryant manages two portions of the Fund’s portfolio, one focused on a small-cap value strategy and one focused on a small-cap value dividend strategy.
At December 31, 2019, approximately 84.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 19.66%. While posting solid double-digit absolute gains, the Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 22.39% over the same period. The Fund’s underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by its managers.
Small-cap value equities posted robust gains but lagged large cap and growth counterparts
What a difference a year makes. The severe market pullback in the fourth quarter of 2018 on concerns around the slowing global economy, the Federal Reserve’s (the Fed) interest rate tightening policy and heightened trade tensions gave way to a strong 2019, wherein U.S. stocks posted gains in every month except May and August. The gains in 2019 were very much driven by monetary policy. The Fed shifted from hawkish to dovish, cutting interest rates three times — in July, September and October 2019 — before indicating the U.S. economy could support moderate growth. At the same time, trade negotiations with China appeared to make progress and the risk of further tariffs dissipated. Combined, these developments propelled investor sentiment and drove a “risk on” rally during the second half of the annual period. The rally occurred despite ongoing economic uncertainty but brought with it increased volatility. Investors appeared to shrug off concerns about weaker company profits, slowing global economic growth, ongoing trade wars and domestic and international political turmoil.
Indeed, by the fourth quarter of 2019, fears about the U.S. and global economies slipping into recession abated, as strength in consumer spending, the labor market and service sector offset concerns about weak manufacturing and the inverted U.S. Treasury yield curve. Notable progress on two of the most significant risks that had caused increased market volatility — the U.S.-China trade dispute and Brexit (the U.K.’s departure from the European Union) — reduced two key headline risks for investors. In mid-December, the U.S. and China announced an agreement in principle to a “Phase One" trade deal that included a roll-back in U.S. tariffs on Chinese goods. In the U.K., the decisive Boris Johnson election victory and December Parliament vote to depart from the European Union in January 2020 removed some of the uncertainty surrounding Brexit. Also during the fourth quarter of 2019, global financial conditions improved as dozens of other central banks around the globe followed the Fed’s lead and eased monetary policy. The U.S. Treasury yield curve steepened, and, as clearly telegraphed, the Fed left rates unchanged at its December meeting with Fed Chair Powell striking a dovish tone by emphasizing no plans to increase rates anytime soon.
Notably, while all segments of the U.S. equity market generated solid double-digit returns for the annual period, the U.S. equity market exhibited narrow performance leadership. Shares of large-cap growth stocks in the information technology sector with positive momentum led the broad U.S. equity market higher. Small-cap stocks lagged their larger counterparts, and value-oriented equities lagged growth-oriented equities across the capitalization spectrum.
Stock selection and sector allocation decisions overall dampened relative results
Segall Bryant (small cap value portion): Our portion of the Fund focused on small-cap value equities outperformed the benchmark during the annual period. The small-cap value equities market was anything but linear as to what outperformed. We believe this environment supported our approach of managing reward to risk, with a focus on return on invested capital. More specifically, stock selection in the industrials, materials and energy sectors contributed most positively to our small-cap value sleeve. Only partially offsetting these positive contributors was stock selection with the information technology, health care and real estate sectors, which detracted.
Columbia Variable Portfolio Funds | Annual Report 2019	31

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
The strongest individual positive contributors to our portion of the Fund’s relative results during the annual period were Hain Celestial Group, Inc., NCR Corp. and SPX Corp. Hain Celestial Group, a natural and organic beverage, specialty foods and personal care products company, performed well on positive transformation of the company through its divestitures, mergers and acquisitions, and significant return on invested capital. NCR, an ATM and other financial transaction machine manufacturer, saw its shares gain, as its revenue rose substantially in each of its three core operating segments during the annual period. Shares of SPX, a global supplier of infrastructure equipment, gained on strong operating results.
The biggest individual detractors in our portion of the Fund during the annual period were Orthofix Medical, Inc., C&J Energy Services Inc. and Red Lion Hotels Corp. Orthofix Medical, a medical device company, was a top detractor, but we took the opportunity of weakness to add to the position given what we believe are product-driven and long-term capital allocation catalysts, including its new CEO. C&J Energy Services, an oil and gas equipment and services company, merged with Keane Group Inc. during the annual period to become NexTier Oilfield Solutions, Inc. The combined company offset a portion of the losses from C&J Energy Services for the year. Shares of Red Lion Hotels, a hotel operator and entertainment production company, fell following its CEO’s departure in the fourth quarter.
Segall Bryant (small-cap value dividend portion): During the annual period, our portion of the Fund focused on a small-cap value dividend strategy underperformed the benchmark on a relative basis. Stock selection in the information technology, consumer discretionary and utilities sectors detracted most from relative results. Partially offsetting these detractors was effective stock selection in the real estate and energy sectors, which contributed positively. Having an underweight to communication services, which underperformed the benchmark during the annual period, boosted relative performance as well.
The individual stocks that detracted most from our portion of the Fund’s relative results were Phibro Animal Health Corp., Enerplus Corp. and InterDigital Inc. Phibro Animal Health is a manufacturer of products used to help prevent and treat diseases in the livestock industry. Its management introduced guidance for 2020 that fell well short of analysts’ expectations due to the impact of African swine flu on the Chinese pig population as well as increased research and development investments in companion health products. Enerplus is an energy exploration and production company. Its stock traded lower in sympathy with falling crude oil prices, which declined on global macroeconomic concerns. InterDigital is a provider of intellectual property to the mobile communications industry. The technology company underperformed during the annual period, as it was widely believed to be negatively impacted by the trade war, and it also announced a court proceeding to recover owed revenues from both Huawei and Lenovo.
Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were Radian Group, Inc., AmeriCold Realty Trust and TTEC Holdings, Inc. Radian Group is a leading provider of mortgage insurance and related services. During the annual period, the company reported strong earnings and increased financial flexibility. AmeriCold Realty Trust, a cold storage industrial real estate investment trust, saw its shares gain significantly, as the company regularly beat sales and earnings expectations due to strong execution and solid industry fundamentals. Its active management of customer contracts and solid cost controls supported its outlook for healthy margin gains. Its positive outlook was further enhanced by development announcements, an enhanced balance sheet and an expanded management team to incrementally leverage the company’s financial position in an effort to drive future growth. We sold our portion of the Fund’s position in AmeriCold Realty Trust, as its stock had appreciated outside of the Fund’s market capitalization parameters. TTEC Holdings is a technology services provider. The company outperformed market expectations on both revenue and margins in both its call center and digital businesses during the annual period. In addition, the company began providing more detail on profitability in those two segments, which demonstrated its strong margins in the high-growth digital business and pockets of growth in its call centers, including fraud prevention and detection.
Jacobs Levy: During the annual period, our portion of the Fund underperformed the benchmark. The broad U.S. equity market posted impressive returns for the year, but notably, gains were concentrated in a narrow subset of companies. For instance, just two companies — Apple, Inc. and Microsoft Corp. — contributed almost 15% of the S&P 500 Index’s total 2019 return. Further, out of 11 sectors, only three — information technology, communication services and financials — outperformed the S&P 500 Index for the year. We believe such substantial disparities are not explained by underlying fundamentals. While investors generously rewarded U.S. equities on an absolute basis, based on our proprietary analysis, we found that in 2019, they did not consistently reward company fundamentals on a relative basis. Yet we strongly believe company fundamentals determine security pricing in the long run, and we continued to adhere to our discipline during this remarkable market surge.
32	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
From a sector perspective, security selection in health care, financials and real estate detracted most from relative results. Having an overweighted allocation to health care, which underperformed the benchmark during the annual period, and underweighted allocations to financials and real estate, which each outpaced the benchmark during the annual period, also hurt. Partially offsetting these detractors was effective stock selection in the information technology, communication services and consumer discretionary sectors, which contributed positively. Having an overweight to information technology, the strongest performing sector in the benchmark during the annual period, and having an underweight to communication services, which lagged the benchmark during the annual period, also boosted our portion of the Fund’s relative results.
The individual stocks that detracted most from our portion of the Fund’s relative results were coal company Peabody Energy Corp., biotechnology company Acorda Therapeutics, Inc. and automotive systems manufacturer Cooper-Standard Holding, Inc. Peabody Energy underperformed the benchmark on weakness in the coal industry and negative earnings the company reported for its second and third fiscal quarters in 2019. Shares of Acorda Therapeutics fell on a significant decline in sales of its main drug, Ampyra. Cooper-Standard Holding saw its share price decline substantially on weakness in the auto service industry and on several quarters during the annual period of negative reported earnings and guidance as well as negative analysts’ views.
Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were semiconductor companies Cirrus Logic, Inc. and Synaptics, Inc. and automotive systems and components supplier Visteon Corp. Cirrus Logic posted a triple-digit gain during the annual period, benefiting from strong earnings and positive guidance. Shares of Synaptics significantly outperformed the benchmark, gaining on strong earnings, positive guidance, upbeat analysts’ views and the potential awarding of a new Apple contract. Visteon was an outstanding performer, with its shares gaining on strong earnings, positive guidance and upbeat analysts’ views. We had initiated a position in Visteon in May 2019 and then sold our portion of the Fund’s position in the company in September 2019, taking profits.
Nuveen: During the annual period, our portion of the Fund underperformed the benchmark due primarily to stock selection, with the majority of underperformance occurring during the fourth calendar quarter. From a top-down style factor perspective, our portion of the Fund initially benefited during the fourth quarter from its pro-cyclical tilt in higher quality, reasonably valued investments. However, our strategy then gave back some of the gains in December 2019 when strong demand for exchange-traded funds in the small-cap equity asset class benefited the high beta, small-sized, lower quality, non-earnings stocks that often get a boost from strong inflows. Our bottom-up investment process typically leads to investing in larger, higher quality stocks in the small cap spectrum that are trading at a discount to the market.
For the annual period overall, having an underweight to real estate, which outperformed the benchmark, and having an overweight to consumer discretionary, which lagged the benchmark, detracted from our portion of the Fund’s relative results. Weak stock selection in real estate also dampened results. Having a position in cash, albeit modest, during an annual period when the benchmark rallied, hurt as well. Partially offsetting these detractors were the positive contributions made by having underweight allocations to energy and health care, which each underperformed the benchmark during the annual period, and a slight overweight exposure to information technology, which outperformed the benchmark during the annual period. Effective stock selection in energy added value as well.
The individual stocks that detracted most from our portion of the Fund’s relative results were Cars.com Inc., Quad/Graphics Inc. and Primo Water Corp. Cars.com is a branded online marketplace for new and used personal vehicles. Its shares came under pressure following its board’s announcement that it concluded a strategic review with no actionable bids. In light of our limited confidence in its management showing net dealer growth in the near term, we exited our portion of the Fund’s position in the company. Quad/Graphics is a provider of print, media and logistic services to a broad array of end-markets. We were negatively surprised when the company reported its third quarter 2019 results, which included lowering its full-year guidance and cutting its dividend in half, while only slightly increasing its cost-reduction initiatives. We subsequently exited the position given our lack of confidence in its management and their ability to effectively manage the business. Primo Water is the leading provider of bulk water in the U.S. The company has the highest market share in both water refill and exchange, which resulted in high recurring revenue streams. Its first quarter 2019 results were solid, but we believe Primo Water’s shares sold off because of confusion regarding pricing pressures and increased competition. Due to operational execution issues, we sold our portion of the Fund’s position in the stock.
Columbia Variable Portfolio Funds | Annual Report 2019	33

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were M/I Homes, Inc., SYNNEX Corp. and Cypress Semiconductor Corp. M/I Homes is a central U.S.-focused homebuilder. During the annual period, it experienced strong earnings aided by favorable home order trends and a healthy unit backlog level, supported, in our view, by reduced interest rate pressures. SYNNEX is a leading distributor of technology solutions to small- and mid-sized businesses in North America and a business process outsourcing provider to clients globally. The firm delivered a strong fiscal third quarter 2019, with both business segments demonstrating margin expansion, organic growth and strong cash flow from operations. SYNNEX also delivered quarterly milestones that validated its ability to integrate and grow its recent acquisition of Convergys in the business process outsourcing segment. Cypress Semiconductor is a manufacturer of a broad range of semiconductors and high performance solutions for automotive, industrial, wireless networking and consumer electronics markets. During the annual period, the company agreed to be acquired by German-based Infineon Technologies AG, and its shares rose on the pending deal.
Purchases and sales drove Fund portfolio changes
Segall Bryant (small-cap value portion): Among the newly initiated positions in our portion of the Fund during the annual period were Regal Beloit Corp. and FARO Technologies, Inc. We purchased Regal Beloit based on the background and experience of its new CEO combined with what we see as an opportunity for improved return on invested capital via plant consolidation, portfolio pruning and improved technology investment. Similarly, we established a Fund position in FARO Technologies based on its new CEO. We believed the opportunity at FARO Technologies was one of improving returns via consolidation of facilities and cost cutting near term, along with reinvestment and product expansion longer term.
Conversely, we exited our portion of the Fund’s positions in Spartan Motors Inc. and Great Lakes Dredge & Dock Co. Spartan Motors had improved returns as its new management team allocated capital better. However, along with expectations rising significantly, its management team decided to shift incentives from return on invested capital to revenue and earnings per share, causing us to sell. Great Lakes, in our view, was a turnaround story by a new CEO who focused on improved capital allocation. We sold the position based on expectations shifting from limited improvements to actual realization of superior operational execution. We exited the position, taking profits.
While sector and industry weightings reflected our bottom-up stock selection process, our portion of the Fund’s exposure to the energy and consumer staples sectors increased during the annual period, and its exposure to the utilities and industrials sectors of the benchmark decreased. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the consumer staples, energy, health care, information technology and materials sectors. On December 31, 2019, our portion of the Fund was underweight relative to the benchmark in the financials, consumer discretionary, real estate and utilities sectors and was rather neutrally weighted relative to the benchmark in industrials. Our portion of the Fund had no exposure to communication services at the end of the annual period.
Segall Bryant (small-cap value dividend portion): One portion of the Fund established a position during the annual period in Crane Co., a manufacturer of engineered industrial products. Nearly 70% of Crane’s operating income is in the aerospace and electronics and payment and merchandising industries, and we believe Crane is well positioned in these market segments, poised to benefit from several secular trends, such as a retail shift to self-checkout. We initiated a position in Outfront Media, Inc., a leading out-of-home property/billboard owner. In our opinion, its stock was attractively valued, and the market was not giving the company credit for an increased mix of digital billboards or a renewal of a large east coast account. We were also seeing signs of improving national advertising after a soft spring. Additionally, we purchased shares of Dana, Inc., a manufacturer and distributor of auto components and technology for the light vehicle, commercial vehicle, off highway and power technology markets. Its stock was attractively valued, in our view, as the market was not giving the company credit for a strong backlog, market leading growth and historical cash flow stability. Longer term, we believe the company is exposed to positive trends in commercial truck electrification.
Conversely, in addition to the sale of AmeriCold Realty Trust, mentioned earlier, we sold our portion of the Fund’s position in CVR Energy, Inc., an inland refiner of crude oil into gasoline and diesel. While volatile, its stock appreciated significantly during the annual period. We sold its stock because we were concerned the prospect of new pipelines would compete away its privileged crude sourcing advantage. We also exited our portion of the Fund’s position in The Children’s Place, Inc., an industry leader in the baby and young children’s apparel industry. The company has been undergoing a transformation from a traditional mall-based North American specialty retailer into a global, multi-channel brand. Also, the company acquired the
34	Columbia Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
intellectual property of Gymboree Group, Inc. out of bankruptcy and intends to launch new products in the spring of 2020. We sold the stock on rather poor performance after it reported a weak start to the annual period, a more promotional retail environment and concerns regarding Chinese tariffs.
Changes in sector weightings are a reflection of our bottom-up stock selection process. That said, our portion of the Fund’s weightings relative to the benchmark in financials, communication services and materials increased and its relative weightings in health care, consumer staples and information technology decreased during the annual period. At the end of 2019, our portion of the Fund was most overweighted relative to the benchmark in energy and financials and was most underweighted relative to the benchmark in health care, industrials and utilities. Our portion of the Fund was generally neutral in its relative weightings in communication services, consumer discretionary, information technology, materials and real estate and had no allocation at all to the consumer staples sector at the end of 2019.
Jacobs Levy: In addition to the purchase of Visteon, already mentioned, among those positions added to during the annual period in our portion of the Fund was Boise Cascade Co. The stock of Boise Cascade was attractive to us on the basis of strong fundamentals, certain value models and other proprietary factors. We initiated a position in our portion of the Fund in Magellan Health, Inc. during the annual period. The stock of Magellan Health was attractive to us on the basis of strong fundamentals, analysts’ views, certain growth and value models and other proprietary factors.
In addition to the sale of Visteon, already mentioned, we exited our portion of the Fund’s positions in Avaya Holdings Corp. and Office Depot, Inc. The stock of Avaya Holdings was unattractive to us on the basis of weak fundamentals, negative analysts’ views, certain growth models and other proprietary factors. Office Depot’s stock was unattractive to us on the basis of weak fundamentals, certain growth models and other proprietary factors.
During the annual period, relative to the benchmark, we increased our portion of the Fund’s weightings in the utilities, health care and materials sectors, and we decreased its sector weights in financials, consumer discretionary and information technology. Our portion of the Fund’s sector overweights and underweights tend to be modest. That said, as of December 31, 2019, our portion of the Fund was overweight relative to the benchmark in health care, information technology, energy and materials. On the same date, our portion of the Fund was underweight relative to the benchmark in real estate, financials, consumer discretionary and consumer staples and was rather neutrally weighted to the benchmark in communication services, utilities and industrials.
Nuveen: Among those positions initiated during the annual period were Parsons Corp., a provider of professional engineering and information technology services to U.S. federal government agencies and large infrastructure project sponsors, and Magnolia Oil & Gas Corp., an exploration and production company with operations in the EagleFord Basin in south Texas. Parsons, in our view, continued to make a strong transition into more information technology services — which carries an attractive backlog, top-line growth and margin profile, in our view. We also believed its valuation was compelling, trading at a discount to its peers at the time of our purchase. Magnolia Oil & Gas is differentiated, in our opinion, by its focus in the EagleFord Basin with no debt. Its business model is a disciplined strategy, in our view, of capital expenditures of no more than 60% of earnings before income, taxes, depreciation and amortization, while using residual free cash flow to make small acreage additions or give back to shareholders. Given its capital discipline, we see Magnolia Oil & Gas as differentiated among small-cap energy companies in generating free cash flow. The most significant sales we undertook during the annual period in our portion of the Fund were those of the detracting stocks mentioned earlier.
Based on our bottom-up analysis, we maintained a pro-cyclical tilt in our portion of the Fund. Within this group of sectors and relative to the benchmark, we increased allocations to the financials, consumer discretionary and energy sectors and decreased its exposure to the communication services sector during the annual period. At the same time, we incrementally reduced our portion of the Fund’s weightings in the more traditionally defensive consumer staples and utilities sectors in favor of increased exposure to health care. As of December 31, 2019, our portion of the Fund was overweight relative to the benchmark in financials, information technology and consumer discretionary. On the same date, our portion of the Fund was underweight relative to the benchmark in materials, communication services and consumer staples and was rather neutral to the benchmark in energy, health care, industrials, real estate and utilities.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
Columbia Variable Portfolio Funds | Annual Report 2019	35

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
36	Columbia Variable Portfolio Funds | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Global Strategic Income Fund
Class 1	1,000.00	1,000.00	1,031.70	1,022.52	3.00	2.99	0.58
Class 2	1,000.00	1,000.00	1,031.10	1,021.25	4.30	4.27	0.83
Class 3	1,000.00	1,000.00	1,031.90	1,021.91	3.62	3.61	0.70
Columbia Variable Portfolio – Intermediate Bond Fund
Class 1	1,000.00	1,000.00	1,021.10	1,022.98	2.52	2.53	0.49
Class 2	1,000.00	1,000.00	1,020.20	1,021.71	3.81	3.81	0.74
Class 3	1,000.00	1,000.00	1,020.10	1,022.32	3.19	3.19	0.62
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Class 1	1,000.00	1,000.00	1,012.50	1,022.42	3.08	3.09	0.60
Class 2	1,000.00	1,000.00	1,011.00	1,021.15	4.36	4.38	0.85
Class 3	1,000.00	1,000.00	1,012.60	1,021.76	3.74	3.76	0.73
Columbia Variable Portfolio Funds | Annual Report 2019	37

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
CTIVP® – Victory Sycamore Established Value Fund
Class 1	1,000.00	1,000.00	1,080.20	1,021.45	4.19	4.07	0.79
Class 2	1,000.00	1,000.00	1,078.70	1,020.18	5.51	5.35	1.04
Class 3	1,000.00	1,000.00	1,079.20	1,020.84	4.82	4.69	0.91
Variable Portfolio – Partners Core Equity Fund
Class 1	1,000.00	1,000.00	1,089.00	1,021.96	3.67	3.55	0.69
Class 2	1,000.00	1,000.00	1,087.20	1,020.69	5.00	4.84	0.94
Class 3	1,000.00	1,000.00	1,088.20	1,021.35	4.31	4.17	0.81
Variable Portfolio – Partners Small Cap Value Fund
Class 1	1,000.00	1,000.00	1,043.10	1,021.00	4.58	4.53	0.88
Class 2	1,000.00	1,000.00	1,041.90	1,019.72	5.88	5.82	1.13
Class 3	1,000.00	1,000.00	1,042.60	1,020.38	5.20	5.15	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and nonaffiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Variable Portfolio – Global Strategic Income Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio – Partners Core Equity Fund and Variable Portfolio – Partners Small Cap Value Fund account value at the end of the period would have been reduced.
38	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 2.8%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cayman Islands 0.9%
ARES XXXVII CLO Ltd.(a),(b)
Series 2015-4A Class A3R
3-month USD LIBOR + 1.500% 10/15/2030	3.501%		750,000	744,758
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	3.091%		250,000	247,877
Total				992,635
United States 1.9%
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%		1,000,000	998,975
Octagon Investment Partners Ltd.(a),(b)
Series 2018-18A Class A2
3-month USD LIBOR + 1.470% 04/16/2031	3.471%		500,000	491,462
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class B
04/15/2025	4.030%		700,000	706,345
Total				2,196,782
Total Asset-Backed Securities — Non-Agency (Cost $3,184,831)				3,189,417

Commercial Mortgage-Backed Securities - Non-Agency(c) 4.8%

United Kingdom 0.4%
Tesco Property Finance 3 PLC(a)
04/13/2040	5.744%	GBP	285,033	489,521
United States 4.4%
CALI Mortgage Trust(a),(d)
Series 2019-101C Class F
03/10/2039	4.324%		300,000	303,889
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class A
1-month USD LIBOR + 0.930% Floor 0.880% 11/15/2036	2.670%		1,000,000	999,062
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%		750,000	705,231
Subordinated Series 2014-USA Class F
09/15/2037	4.373%		260,000	234,298
Commercial Mortgage-Backed Securities - Non-Agency(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
CSMC Trust(a),(d)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%		300,000	270,768
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%		550,000	551,528
JPMorgan Chase Commercial Mortgage Securities Trust(a),(d)
Subordinated Series 2015-UES Class E
09/05/2032	3.621%		1,150,000	1,150,519
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%		500,000	509,724
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%		200,000	202,759
Total				4,927,778
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $5,245,003)				5,417,299

Corporate Bonds & Notes(c) 50.4%

Australia 1.2%
Aurizon Network Pty Ltd.(a)
06/01/2026	3.125%	EUR	450,000	577,034
Ausgrid Finance Pty Ltd.(a)
07/30/2025	1.250%	EUR	470,000	544,378
Goodman Australia Finance Pty Ltd.(a)
09/27/2025	1.375%	EUR	240,000	277,568
Total				1,398,980
Belgium 0.4%
Belfius Bank SA(a)
08/30/2023	0.625%	EUR	400,000	457,233
Bermuda 0.8%
Bacardi Ltd.(a)
07/03/2023	2.750%	EUR	450,000	543,003
05/15/2048	5.300%		345,000	401,264
Total				944,267
Brazil 0.3%
Vale Overseas Ltd.
11/21/2036	6.875%		250,000	323,992
Canada 0.6%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%		84,000	87,144
01/15/2028	3.875%		16,000	16,125
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	39

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%		15,000	15,649
04/15/2025	6.125%		71,000	73,470
11/01/2025	5.500%		22,000	22,993
01/15/2028	7.000%		6,000	6,634
01/30/2028	5.000%		19,000	19,493
01/30/2030	5.250%		20,000	20,717
Bombardier, Inc.(a)
10/15/2022	6.000%		9,000	8,992
12/01/2024	7.500%		18,000	18,945
03/15/2025	7.500%		28,000	28,894
04/15/2027	7.875%		4,000	4,121
Canadian Natural Resources Ltd.
06/01/2047	4.950%		25,000	30,592
GFL Environmental, Inc.(a)
03/01/2023	5.375%		10,000	10,276
12/15/2026	5.125%		17,000	17,870
05/01/2027	8.500%		31,000	33,963
HudBay Minerals, Inc.(a)
01/15/2023	7.250%		17,000	17,626
01/15/2025	7.625%		66,000	69,604
Hulk Finance Corp.(a)
06/01/2026	7.000%		27,000	28,515
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%		13,000	14,049
05/15/2027	8.500%		22,000	23,376
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%		14,000	14,578
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%		50,000	48,962
Total				632,588
Cayman Islands 0.0%
Global Aircraft Leasing Co., Ltd.(a),(e)
09/15/2024	6.500%		53,000	55,301
China 0.5%
Lenovo Perpetual Securities Ltd.(a),(f)
12/31/2049	5.375%		300,000	300,784
Tencent Holdings Ltd.(a)
01/19/2028	3.595%		250,000	261,141
Total				561,925
Czech Republic 0.1%
CPI Property Group SA(a)
04/14/2022	1.450%	EUR	140,000	161,006
Finland 0.2%
Sampo OYJ(a)
05/30/2025	1.250%	EUR	230,000	269,931
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
France 1.8%
Altice France SA(a)
05/01/2026	7.375%		106,000	113,956
02/01/2027	8.125%		28,000	31,600
01/15/2028	5.500%		41,000	42,264
Banque Federative du Credit Mutuel SA(a)
07/17/2025	0.750%	EUR	400,000	459,708
BPCE SA(a)
09/26/2023	0.625%	EUR	400,000	457,441
Credit Mutuel Arkea SA(a)
01/17/2025	1.375%	EUR	500,000	590,735
Orange SA(a),(f)
Junior Subordinated
12/31/2049	5.000%	EUR	215,000	293,768
SPCM SA(a)
09/15/2025	4.875%		29,000	30,212
Total				2,019,684
Germany 0.8%
Commerzbank AG(a)
03/04/2026	1.000%	EUR	300,000	347,039
Grand City Properties SA(a)
08/03/2026	1.375%	EUR	500,000	579,034
Total				926,073
India 0.3%
GMR Hyderabad International Airport Ltd.(a)
10/27/2027	4.250%		300,000	283,508
Indonesia 0.2%
PT Sri Rejeki Isman Tbk(a)
01/16/2025	7.250%		200,000	208,381
Ireland 1.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%		13,000	13,636
08/15/2027	5.250%		58,000	61,032
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%		745,000	795,541
Zurich Finance Ireland Designated Activity Co.(a)
06/17/2039	1.625%	EUR	330,000	393,942
Total				1,264,151
Italy 0.5%
Assicurazioni Generali SpA(a),(f)
Subordinated
06/08/2048	5.000%	EUR	380,000	510,066

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Telecom Italia Capital SA
09/30/2034	6.000%		14,000	15,111
Total				525,177
Luxembourg 0.7%
Altice Luxembourg SA(a)
05/15/2027	10.500%		40,000	45,884
ARD Finance SA(a),(e)
06/30/2027	6.500%		20,000	20,676
Bevco Lux Sarl(a)
02/09/2023	1.750%	EUR	550,000	641,863
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%		25,000	23,028
INEOS Group Holdings SA(a)
08/01/2024	5.625%		25,000	25,678
Intelsat Jackson Holdings SA
08/01/2023	5.500%		23,000	19,741
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%		44,000	40,129
Intelsat Luxembourg SA
06/01/2023	8.125%		30,000	17,725
Total				834,724
Mexico 0.4%
Cemex SAB de CV(a)
04/16/2026	7.750%		400,000	436,307
Netherlands 1.7%
ABN AMRO Bank NV(a)
04/15/2026	0.500%	EUR	250,000	284,226
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%		4,000	4,203
Alpha 2 BV(a),(e)
06/01/2023	8.750%		37,000	37,500
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%		40,000	41,205
Braskem Netherlands Finance BV(a)
01/31/2050	5.875%		200,000	199,294
Constellium NV(a)
03/01/2025	6.625%		29,000	30,161
02/15/2026	5.875%		80,000	84,693
Innogy Finance BV(a)
06/03/2030	6.250%	GBP	315,000	574,311
Sensata Technologies BV(a)
10/01/2025	5.000%		47,000	51,110
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%		66,000	70,013
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(a)
08/15/2026	5.500%		20,000	21,175
08/15/2027	8.500%		14,000	15,575
Volkswagen International Finance NV(a)
11/16/2038	4.125%	EUR	200,000	289,226
Ziggo Bond Finance BV(a)
01/15/2027	6.000%		62,000	65,566
Ziggo BV(a)
01/15/2027	5.500%		114,000	121,288
Total				1,889,546
Norway 0.3%
DNB Bank ASA(a)
04/09/2024	0.250%	EUR	300,000	337,706
Spain 0.6%
CaixaBank SA(a)
05/17/2024	1.125%	EUR	300,000	348,021
NorteGas Energia Distribucion SAU(a)
09/28/2027	2.065%	EUR	235,000	280,851
Total				628,872
Sweden 0.8%
Akelius Residential Property AB(a)
02/07/2025	1.750%	EUR	380,000	446,397
Sagax AB(a)
01/17/2024	2.000%	EUR	365,000	427,196
Total				873,593
United Kingdom 6.5%
Barclays PLC, Subordinated(a),(f)
02/07/2028	2.000%	EUR	250,000	285,085
BAT International Finance PLC(a)
03/25/2025	2.750%	EUR	305,000	379,947
BP Capital Markets PLC(a)
11/08/2027	0.831%	EUR	250,000	286,414
British Telecommunications PLC(a)
06/23/2027	1.500%	EUR	440,000	513,385
BUPA Finance PLC(a)
Subordinated
12/08/2026	5.000%	GBP	200,000	304,681
Cadent Finance PLC(a)
09/22/2024	0.625%	EUR	330,000	374,958
Credit Agricole SA(a)
05/03/2027	1.375%	EUR	500,000	601,510
DS Smith PLC(a)
09/12/2026	0.875%	EUR	470,000	518,177

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	41

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
G4S International Finance PLC(a)
05/24/2025	1.875%	EUR	280,000	323,215
GKN Holdings Ltd.(a)
09/19/2022	5.375%	GBP	275,000	395,506
HBOS PLC(f)
Subordinated
03/18/2030	4.500%	EUR	255,000	333,266
Imperial Brands Finance PLC(a)
02/26/2026	3.375%	EUR	425,000	538,276
NGG Finance PLC(a),(f)
09/05/2082	2.125%	EUR	250,000	285,041
Rolls-Royce PLC(a)
05/09/2024	0.875%	EUR	285,000	322,482
Royal Bank of Scotland Group PLC(a),(f)
03/02/2026	1.750%	EUR	335,000	394,081
Sky PLC(a)
09/16/2024	3.750%		1,125,000	1,203,179
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%		31,000	32,534
05/15/2029	5.500%		33,000	34,987
Western Power Distribution PLC(a)
10/16/2026	3.500%	GBP	205,000	289,696
Total				7,416,420
United States 30.6%
AbbVie, Inc.(a)
11/21/2049	4.250%		175,000	185,602
Acadia Healthcare Co., Inc.
07/01/2022	5.125%		29,000	29,367
02/15/2023	5.625%		4,000	4,070
03/01/2024	6.500%		18,000	18,670
AES Corp. (The)
03/15/2023	4.500%		16,000	16,400
05/15/2023	4.875%		19,000	19,294
05/15/2026	6.000%		28,000	29,862
09/01/2027	5.125%		15,000	16,009
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%		15,000	15,561
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%		17,000	19,107
02/15/2028	5.875%		19,000	20,210
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%		31,000	31,001
Allergan Funding SCS
06/15/2044	4.850%		70,000	77,687
Alliance Data Systems Corp.(a)
12/15/2024	4.750%		38,000	37,930
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	31,000	33,254
Ally Financial, Inc.
03/30/2025	4.625%	100,000	108,896
11/01/2031	8.000%	56,000	77,757
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	52,000	55,219
01/15/2028	4.000%	58,000	58,871
Angus Chemical Co.(a)
02/15/2023	8.750%	61,000	61,045
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	805,000	957,682
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	21,000	18,486
Apergy Corp.
05/01/2026	6.375%	45,000	47,432
Appalachian Power Co.
05/15/2044	4.400%	800,000	902,781
APX Group, Inc.
12/01/2020	8.750%	14,000	14,009
12/01/2022	7.875%	60,000	60,583
09/01/2023	7.625%	47,000	44,505
APX Group, Inc.(a)
11/01/2024	8.500%	35,000	36,116
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	19,000	19,567
Ascend Learning LLC(a)
08/01/2025	6.875%	25,000	26,280
08/01/2025	6.875%	24,000	25,197
ASGN, Inc.(a)
05/15/2028	4.625%	31,000	31,846
AT&T, Inc.
06/15/2045	4.350%	700,000	755,841
Avantor, Inc.(a)
10/01/2025	9.000%	42,000	47,004
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	5,000	5,088
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	52,000	53,617
B&G Foods, Inc.
04/01/2025	5.250%	36,000	37,104
09/15/2027	5.250%	12,000	12,096
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	8,000	8,117
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	35,000	40,222
01/31/2027	8.500%	55,000	62,714

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%		73,000	73,328
11/15/2026	4.500%		21,000	21,653
Becton Dickinson and Co.
12/15/2026	1.900%	EUR	365,000	438,296
06/06/2027	3.700%		333,000	354,458
Berry Global Escrow Corp.(a)
07/15/2026	4.875%		22,000	23,221
Berry Global, Inc.
05/15/2022	5.500%		58,000	58,768
10/15/2022	6.000%		13,000	13,253
07/15/2023	5.125%		63,000	64,663
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%		46,000	48,401
Boyd Gaming Corp.
04/01/2026	6.375%		18,000	19,396
Boyd Gaming Corp.(a)
12/01/2027	4.750%		26,000	27,016
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%		150,000	155,834
BWAY Holding Co.(a)
04/15/2024	5.500%		44,000	45,380
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%		21,000	21,749
Calfrac Holdings LP(a)
06/15/2026	8.500%		20,000	8,100
Callon Petroleum Co.
10/01/2024	6.125%		14,000	14,275
07/01/2026	6.375%		74,000	75,151
Calpine Corp.(a)
06/01/2026	5.250%		22,000	22,927
02/15/2028	4.500%		31,000	31,340
03/15/2028	5.125%		39,000	39,767
Camelot Finance SA(a)
11/01/2026	4.500%		21,000	21,540
Cardinal Health, Inc.
06/15/2047	4.368%		150,000	148,452
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%		52,000	52,791
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%		26,000	26,909
07/15/2027	5.000%		8,000	8,395
CCO Holdings LLC/Capital Corp.(a)
02/15/2026	5.750%		49,000	51,676
05/01/2026	5.500%		2,000	2,104
05/01/2027	5.125%		140,000	148,040
03/01/2030	4.750%		111,000	113,208
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CDK Global, Inc.
06/01/2027	4.875%	49,000	51,839
Centene Corp.
02/15/2024	6.125%	69,000	71,553
01/15/2025	4.750%	30,000	31,117
Centene Corp.(a)
01/15/2025	4.750%	11,000	11,423
06/01/2026	5.375%	50,000	53,138
12/15/2027	4.250%	56,000	57,670
12/15/2029	4.625%	72,000	75,822
Centennial Resource Production LLC(a)
01/15/2026	5.375%	26,000	25,581
04/01/2027	6.875%	32,000	33,276
CenturyLink, Inc.
03/15/2022	5.800%	78,000	82,152
04/01/2024	7.500%	24,000	27,142
04/01/2025	5.625%	73,000	77,666
CenturyLink, Inc.(a)
12/15/2026	5.125%	52,000	52,898
CF Industries, Inc.
03/15/2034	5.150%	12,000	13,490
03/15/2044	5.375%	5,000	5,454
CFX Escrow Corp.(a)
02/15/2024	6.000%	9,000	9,588
02/15/2026	6.375%	11,000	12,010
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	49,000	50,609
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	14,000	15,085
05/01/2028	4.250%	10,000	10,197
Charter Communications Operating LLC/Capital
07/01/2049	5.125%	100,000	108,761
03/01/2050	4.800%	360,000	379,655
Chemours Co. (The)
05/15/2023	6.625%	24,000	24,178
05/15/2027	5.375%	8,000	7,129
Cheniere Energy Partners LP
10/01/2026	5.625%	39,000	41,246
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	52,000	53,417
Chesapeake Energy Corp.(a)
01/01/2025	11.500%	21,000	19,856
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	35,000	35,511
Clean Harbors, Inc.(a)
07/15/2027	4.875%	11,000	11,617
07/15/2029	5.125%	8,000	8,564

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	43

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%		72,000	79,843
08/15/2027	5.125%		45,000	46,840
Clearway Energy Operating LLC
10/15/2025	5.750%		65,000	68,601
09/15/2026	5.000%		31,000	32,001
Clearway Energy Operating LLC(a)
03/15/2028	4.750%		21,000	21,319
CMS Energy Corp.
11/15/2025	3.600%		682,000	720,860
CommScope Finance LLC(a)
03/01/2024	5.500%		21,000	21,922
03/01/2026	6.000%		25,000	26,601
CommScope Technologies LLC(a)
06/15/2025	6.000%		35,000	35,107
Core & Main LP(a)
08/15/2025	6.125%		36,000	37,531
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%		111,000	113,150
CSC Holdings LLC(a)
10/15/2025	10.875%		81,000	91,163
02/01/2028	5.375%		66,000	70,531
04/01/2028	7.500%		10,000	11,283
02/01/2029	6.500%		118,000	131,768
01/15/2030	5.750%		23,000	24,544
CSX Corp.
09/15/2049	3.350%		195,000	192,720
CVS Health Corp.
03/25/2048	5.050%		440,000	521,951
Darling Ingredients, Inc.(a)
04/15/2027	5.250%		6,000	6,377
DCP Midstream Operating LP
05/15/2029	5.125%		28,000	29,104
04/01/2044	5.600%		102,000	99,130
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%		32,000	32,261
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%		30,000	30,394
08/15/2027	6.625%		22,000	21,403
Digital Stout Holding LLC(a)
07/19/2029	3.300%	GBP	210,000	298,317
Discovery Communications LLC
05/15/2049	5.300%		20,000	23,695
DISH DBS Corp.
06/01/2021	6.750%		31,000	32,622
03/15/2023	5.000%		76,000	77,883
11/15/2024	5.875%		25,000	25,588
07/01/2026	7.750%		57,000	60,413
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
DTE Energy Co.
06/01/2024	3.500%		750,000	780,245
10/01/2026	2.850%		490,000	492,868
Duke Energy Corp.
06/15/2049	4.200%		500,000	552,955
Eagle Holding Co. II LLC(a),(e)
05/15/2022	7.750%		29,000	29,446
Eldorado Resorts, Inc.
04/01/2025	6.000%		39,000	40,993
09/15/2026	6.000%		22,000	24,294
Emera U.S. Finance LP
06/15/2046	4.750%		620,000	716,651
Encompass Health Corp.
02/01/2028	4.500%		13,000	13,479
02/01/2030	4.750%		13,000	13,514
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%		7,000	7,213
01/30/2028	5.750%		23,000	24,193
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%		22,000	15,984
Endo Dac/Finance LLC/Finco, Inc.(a),(f)
02/01/2025	6.000%		6,000	4,062
Energizer Holdings, Inc.(a)
07/15/2026	6.375%		14,000	14,953
01/15/2027	7.750%		29,000	32,430
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%		10,000	10,265
Enterprise Products Operating LLC
01/31/2050	4.200%		270,000	291,467
ERAC U.S.A. Finance LLC(a)
11/01/2046	4.200%		170,000	182,524
FedEx Corp.
04/01/2046	4.550%		350,000	360,739
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	650,000	770,947
Fiserv, Inc.
07/01/2027	1.125%	EUR	450,000	519,614
Five Corners Funding Trust(a)
11/15/2023	4.419%		1,200,000	1,303,008
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%		20,000	20,268
Ford Motor Co.
01/15/2043	4.750%		200,000	177,828
Freeport-McMoRan, Inc.
09/01/2029	5.250%		36,000	38,566
03/15/2043	5.450%		92,000	95,290

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
frontdoor, Inc.(a)
08/15/2026	6.750%	12,000	13,121
Frontier Communications Corp.(a)
04/01/2026	8.500%	16,000	16,210
Gartner, Inc.(a)
04/01/2025	5.125%	52,000	54,191
Gates Global LLC/Co.(a)
01/15/2026	6.250%	75,000	76,251
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	33,000	35,659
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	275,000	341,261
H&E Equipment Services, Inc.
09/01/2025	5.625%	21,000	22,064
HCA, Inc.
05/01/2023	5.875%	58,000	64,031
02/01/2025	5.375%	136,000	150,535
09/01/2028	5.625%	20,000	22,811
02/01/2029	5.875%	23,000	26,586
Herc Holdings, Inc.(a)
07/15/2027	5.500%	33,000	34,858
Hertz Corp. (The)(a)
06/01/2022	7.625%	14,000	14,555
10/15/2024	5.500%	18,000	18,498
08/01/2026	7.125%	23,000	24,901
01/15/2028	6.000%	75,000	75,198
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	8,000	7,795
11/01/2028	6.250%	10,000	9,530
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	25,000	26,000
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	20,000	21,088
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	37,000	38,582
Hologic, Inc.(a)
10/15/2025	4.375%	38,000	39,294
02/01/2028	4.625%	12,000	12,720
HUB International Ltd.(a)
05/01/2026	7.000%	40,000	42,436
IAA Spinco, Inc.(a)
06/15/2027	5.500%	8,000	8,551
iHeartCommunications, Inc.
05/01/2026	6.375%	17,082	18,577
05/01/2027	8.375%	83,385	92,008
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		12,000	12,573
01/15/2028	4.750%		25,000	25,600
Informatica LLC(a)
07/15/2023	7.125%		38,000	38,635
International Game Technology PLC(a)
02/15/2025	6.500%		44,000	49,503
IRB Holding Corp.(a)
02/15/2026	6.750%		61,000	63,864
Iron Mountain, Inc.
08/15/2024	5.750%		60,000	60,654
Iron Mountain, Inc.(a)
09/15/2029	4.875%		37,000	37,622
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%		4,000	4,075
Jagged Peak Energy LLC
05/01/2026	5.875%		39,000	40,313
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%		96,000	99,228
KAR Auction Services, Inc.(a)
06/01/2025	5.125%		28,000	29,126
Kinder Morgan Energy Partners LP
03/01/2043	5.000%		105,000	115,018
Kinder Morgan, Inc.
02/15/2046	5.050%		485,000	545,061
Kraft Heinz Foods Co. (The)(a)
05/25/2028	2.250%	EUR	400,000	477,570
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%		505,000	497,681
Kroger Co. (The)
01/15/2048	4.650%		210,000	229,601
L Brands, Inc.
06/15/2029	7.500%		24,000	24,860
11/01/2035	6.875%		15,000	13,471
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%		17,000	18,039
11/01/2026	4.875%		25,000	26,571
Lennar Corp.
11/15/2024	5.875%		34,000	38,084
06/01/2026	5.250%		21,000	23,029
06/15/2027	5.000%		16,000	17,345
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%		24,000	24,887
10/15/2027	4.750%		21,000	21,734
LPL Holdings, Inc.(a)
09/15/2025	5.750%		2,000	2,095

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	45

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
11/15/2027	4.625%	27,000	27,544
Matador Resources Co.
09/15/2026	5.875%	70,000	70,457
Match Group, Inc.
06/01/2024	6.375%	31,000	32,576
Match Group, Inc.(a)
12/15/2027	5.000%	2,000	2,087
Mattel, Inc.
11/01/2041	5.450%	34,000	28,686
Meritage Homes Corp.
04/01/2022	7.000%	23,000	25,092
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	20,000	21,054
01/15/2028	4.500%	18,000	18,818
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	18,000	20,115
Moog, Inc.(a)
12/15/2027	4.250%	18,000	18,321
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	29,000	28,186
MSCI, Inc.(a)
11/15/2024	5.250%	21,000	21,618
08/01/2026	4.750%	23,000	24,138
MTS Systems Corp.(a)
08/15/2027	5.750%	8,000	8,370
Murphy Oil Corp.
12/01/2027	5.875%	31,000	32,396
Nabors Industries, Inc.
02/01/2025	5.750%	50,000	45,021
Navient Corp.
03/25/2021	5.875%	8,000	8,286
06/15/2022	6.500%	40,000	43,497
03/25/2024	6.125%	37,000	40,081
NCR Corp.
07/15/2022	5.000%	19,000	19,196
12/15/2023	6.375%	49,000	50,248
NCR Corp.(a)
09/01/2027	5.750%	21,000	22,382
09/01/2029	6.125%	27,000	29,316
Netflix, Inc.
04/15/2028	4.875%	79,000	82,259
11/15/2028	5.875%	35,000	38,838
05/15/2029	6.375%	3,000	3,429
Netflix, Inc.(a)
11/15/2029	5.375%	24,000	25,577
06/15/2030	4.875%	32,000	32,539
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	21,000	21,848
09/15/2027	4.500%	92,000	96,033
NFP Corp.(a)
07/15/2025	6.875%	51,000	51,086
NiSource, Inc.
05/15/2047	4.375%	425,000	471,993
Noble Energy, Inc.
11/15/2043	5.250%	150,000	167,997
Novelis Corp.(a)
09/30/2026	5.875%	93,000	99,164
Novolex(a)
01/15/2025	6.875%	15,000	15,123
NRG Energy, Inc.
01/15/2027	6.625%	74,000	80,488
NRG Energy, Inc.(a)
06/15/2029	5.250%	32,000	34,703
NuStar Logistics LP
06/01/2026	6.000%	17,000	18,005
04/28/2027	5.625%	35,000	35,980
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	11,000	11,499
03/15/2030	4.625%	37,000	37,658
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	28,000	27,970
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	24,000	25,004
08/15/2025	5.250%	52,000	53,506
10/15/2027	5.625%	75,000	79,369
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	43,000	44,280
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,100,000	1,163,416
Performance Food Group, Inc.(a)
10/15/2027	5.500%	14,000	14,946
PetSmart, Inc.(a)
03/15/2023	7.125%	56,000	54,905
06/01/2025	5.875%	44,000	44,933
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	975,000	948,400
Plantronics, Inc.(a)
05/31/2023	5.500%	17,000	16,697
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	85,000	88,857

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(a)
03/01/2025	5.500%	14,000	14,685
08/15/2026	5.000%	86,000	91,138
03/01/2027	5.750%	60,000	64,562
01/15/2028	5.625%	12,000	12,953
PPL Capital Funding, Inc.
06/01/2023	3.400%	1,287,000	1,327,651
PQ Corp.(a)
11/15/2022	6.750%	101,000	104,597
12/15/2025	5.750%	38,000	39,944
Prestige Brands, Inc.(a)
03/01/2024	6.375%	66,000	68,637
01/15/2028	5.125%	14,000	14,667
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	43,000	42,245
QEP Resources, Inc.
03/01/2026	5.625%	30,000	29,291
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	59,000	61,148
Quicken Loans, Inc.(a)
05/01/2025	5.750%	49,000	50,753
01/15/2028	5.250%	50,000	51,627
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	10,000	10,223
02/15/2025	6.625%	35,000	35,170
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	81,000	88,473
11/15/2026	8.250%	48,000	54,081
Resideo Funding, Inc.(a)
11/01/2026	6.125%	41,000	40,997
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	116,293	116,474
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	65,000	67,252
Rowan Companies, Inc.
01/15/2024	4.750%	22,000	13,811
SBA Communications Corp.
09/01/2024	4.875%	91,000	94,662
Scientific Games International, Inc.(a)
10/15/2025	5.000%	51,000	53,440
03/15/2026	8.250%	40,000	44,091
05/15/2028	7.000%	13,000	13,950
11/15/2029	7.250%	14,000	15,205
Scotts Miracle-Gro Co. (The)(a)
10/15/2029	4.500%	19,000	19,394
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	12,000	12,565
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Select Medical Corp.(a)
08/15/2026	6.250%	43,000	46,538
Sempra Energy
06/15/2024	3.550%	465,000	486,732
06/15/2027	3.250%	260,000	268,145
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	10,000	10,208
SESI LLC
09/15/2024	7.750%	14,000	9,307
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	17,000	17,811
07/15/2026	5.375%	46,000	48,938
07/01/2029	5.500%	20,000	21,643
SM Energy Co.
06/01/2025	5.625%	14,000	13,277
09/15/2026	6.750%	43,000	42,265
01/15/2027	6.625%	22,000	21,607
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	25,000	26,564
Southern Co. (The)
07/01/2046	4.400%	450,000	499,550
Spectrum Brands, Inc.
07/15/2025	5.750%	48,000	50,234
Springleaf Finance Corp.
03/15/2023	5.625%	21,000	22,602
03/15/2024	6.125%	40,000	43,870
Sprint Capital Corp.
11/15/2028	6.875%	81,000	87,579
Sprint Corp.
03/01/2026	7.625%	60,000	66,227
SPX FLOW, Inc.(a)
08/15/2024	5.625%	9,000	9,384
Standard Industries, Inc.(a)
02/15/2023	5.500%	2,000	2,033
Staples, Inc.(a)
04/15/2026	7.500%	7,000	7,283
04/15/2027	10.750%	7,000	7,127
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	20,000	21,651
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	9,000	9,833
Sunoco LP/Finance Corp.
01/15/2023	4.875%	13,000	13,315
02/15/2026	5.500%	37,000	38,432
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	15,000	16,439
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	21,000	20,562

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	47

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%		45,000	46,738
01/15/2028	5.000%		127,000	129,771
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%		62,000	63,792
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%		21,000	22,903
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%		700,000	863,966
TEGNA, Inc.(a)
09/15/2029	5.000%		31,000	31,528
Teleflex, Inc.
06/01/2026	4.875%		11,000	11,534
11/15/2027	4.625%		25,000	26,498
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%		18,000	18,599
Tenet Healthcare Corp.
06/15/2023	6.750%		43,000	47,280
08/01/2025	7.000%		14,000	14,790
Tenet Healthcare Corp.(a)
02/01/2027	6.250%		54,000	58,274
11/01/2027	5.125%		85,000	89,752
TerraForm Power Operating LLC(a)
01/31/2028	5.000%		28,000	29,639
01/15/2030	4.750%		28,000	28,582
Terrier Media Buyer, Inc.(a)
12/15/2027	8.875%		7,000	7,392
Thermo Fisher Scientific, Inc.
10/01/2049	1.875%	EUR	250,000	260,079
T-Mobile U.S.A., Inc.
01/15/2026	6.500%		126,000	135,296
02/01/2026	4.500%		23,000	23,684
02/01/2028	4.750%		43,000	45,099
TransDigm, Inc.
05/15/2025	6.500%		68,000	70,968
06/15/2026	6.375%		53,000	56,394
03/15/2027	7.500%		17,000	18,615
TransDigm, Inc.(a)
03/15/2026	6.250%		115,000	124,692
11/15/2027	5.500%		67,000	67,777
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%		41,000	39,620
Transocean Guardian Ltd.(a)
01/15/2024	5.875%		18,690	19,094
Transocean Sentry Ltd.(a)
05/15/2023	5.375%		44,000	44,770
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%		15,000	16,334
TriMas Corp.(a)
10/15/2025	4.875%		5,000	5,140
Twitter, Inc.(a)
12/15/2027	3.875%		21,000	20,995
Uber Technologies, Inc.(a)
11/01/2023	7.500%		39,000	40,818
Union Pacific Corp.
08/15/2059	3.950%		200,000	209,688
United Rentals North America, Inc.
09/15/2026	5.875%		64,000	68,743
12/15/2026	6.500%		39,000	42,919
11/15/2027	3.875%		10,000	10,201
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%		12,000	12,540
USI, Inc.(a)
05/01/2025	6.875%		15,000	15,300
Valvoline, Inc.
08/15/2025	4.375%		33,000	34,046
Verizon Communications, Inc.
10/27/2026	1.375%	EUR	340,000	405,277
Verscend Escrow Corp.(a)
08/15/2026	9.750%		32,000	35,077
Viasat, Inc.(a)
04/15/2027	5.625%		13,000	13,902
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%		23,000	23,734
12/01/2029	4.625%		19,000	19,888
Viking Cruises Ltd.(a)
09/15/2027	5.875%		30,000	32,071
Vistra Operations Co. LLC(a)
09/01/2026	5.500%		14,000	14,852
02/15/2027	5.625%		48,000	50,602
07/31/2027	5.000%		29,000	30,351
WellCare Health Plans, Inc.
04/01/2025	5.250%		72,000	75,087
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%		34,000	36,281
Wells Fargo & Co.
10/23/2026	3.000%		160,000	164,160
WESCO Distribution, Inc.
06/15/2024	5.375%		18,000	18,654
Williams Companies, Inc. (The)
09/15/2045	5.100%		365,000	405,786

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WPX Energy, Inc.
09/15/2024	5.250%	50,000	53,153
06/01/2026	5.750%	48,000	51,317
10/15/2027	5.250%	21,000	22,129
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	34,000	36,537
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	13,000	13,974
XPO Logistics, Inc.(a)
06/15/2022	6.500%	20,000	20,379
Yum! Brands, Inc.(a)
01/15/2030	4.750%	16,000	16,820
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	85,000	86,729
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	8,000	8,421
Total			34,687,962
Total Corporate Bonds & Notes (Cost $54,171,942)			57,137,327

Foreign Government Obligations(c),(g) 17.4%

Argentina 0.1%
Argentine Republic Government International Bond
01/11/2028	5.875%	200,000	94,232
Belarus 0.2%
Republic of Belarus International Bond(a)
06/29/2027	7.625%	200,000	227,149
Brazil 1.4%
Brazilian Government International Bond
01/27/2045	5.000%	1,550,000	1,613,144
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	28,000	28,881
Costa Rica 0.2%
Costa Rica Government International Bond(a)
01/26/2023	4.250%	200,000	201,574
Dominican Republic 0.9%
Dominican Republic International Bond(a)
04/20/2027	8.625%	892,000	1,082,269
Foreign Government Obligations(c),(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Egypt 0.9%
Egypt Government International Bond(a)
01/31/2027	7.500%	400,000	445,900
01/15/2032	7.053%	200,000	209,525
03/01/2049	8.700%	355,000	397,167
Total			1,052,592
El Salvador 0.5%
El Salvador Government International Bond(a)
02/28/2029	8.625%	250,000	300,836
04/10/2032	8.250%	200,000	238,586
Total			539,422
Honduras 0.4%
Honduras Government International Bond(a)
03/15/2024	7.500%	400,000	445,159
Indonesia 2.1%
Indonesia Government International Bond(a)
05/05/2021	4.875%	364,000	377,858
01/08/2027	4.350%	400,000	437,233
01/15/2045	5.125%	200,000	239,170
Indonesia Government International Bond
10/30/2049	3.700%	200,000	206,243
PT Indonesia Asahan Aluminium Persero(a)
11/15/2023	5.710%	200,000	220,999
PT Perusahaan Listrik Negara(a)
07/17/2029	3.875%	200,000	208,937
02/05/2030	3.375%	200,000	200,245
Saka Energi Indonesia PT(a)
05/05/2024	4.450%	500,000	506,308
Total			2,396,993
Ivory Coast 0.5%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%	500,000	528,266
Kazakhstan 0.3%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	300,000	347,892
Mexico 0.7%
Petroleos Mexicanos(a)
01/23/2030	6.840%	250,000	267,461
01/23/2050	7.690%	523,000	571,853
Total			839,314
Mongolia 0.2%
Mongolia Government International Bond(a)
05/01/2023	5.625%	200,000	206,575

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	49

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Foreign Government Obligations(c),(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Morocco 0.4%
Morocco Government International Bond(a)
06/19/2024	3.500%	EUR	330,000	421,117
Netherlands 1.6%
Enexis Holding NV(a)
07/02/2031	0.750%	EUR	600,000	682,132
MDGH - GMTN BV(a)
11/07/2049	3.700%		250,000	260,136
Stedin Holding NV(a),(f)
12/31/2049	3.250%	EUR	270,000	319,050
Syngenta Finance NV(a)
04/24/2028	5.182%		500,000	538,742
Total				1,800,060
Nigeria 0.2%
Nigeria Government International Bond(a)
11/28/2027	6.500%		200,000	204,192
Oman 0.2%
Oman Government International Bond(a)
01/17/2048	6.750%		200,000	200,994
Paraguay 0.3%
Paraguay Government International Bond(a)
08/11/2044	6.100%		250,000	306,222
Qatar 1.7%
Qatar Government International Bond(a)
03/14/2029	4.000%		400,000	446,392
04/23/2048	5.103%		250,000	321,365
03/14/2049	4.817%		900,000	1,115,242
Total				1,882,999
Romania 0.6%
Romanian Government International Bond(a)
01/22/2024	4.875%		232,000	254,729
04/03/2049	4.625%	EUR	300,000	415,568
Total				670,297
Russian Federation 0.6%
Gazprom OAO Via Gaz Capital SA(a)
03/07/2022	6.510%		274,000	297,651
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%		400,000	445,411
Total				743,062
Saudi Arabia 0.9%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%		500,000	519,366
Foreign Government Obligations(c),(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Saudi Government International Bond(a)
10/04/2047	4.625%	450,000	507,124
Total			1,026,490
Senegal 0.4%
Senegal Government International Bond(a)
07/30/2024	6.250%	400,000	443,323
South Africa 0.4%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%	500,000	501,177
Sri Lanka 0.3%
Sri Lanka Government International Bond(a)
03/14/2029	7.850%	400,000	404,967
Turkey 0.4%
Turkey Government International Bond
11/14/2024	5.600%	200,000	203,540
03/25/2027	6.000%	250,000	253,394
Total			456,934
Ukraine 0.2%
Ukraine Government International Bond(a)
09/01/2026	7.750%	200,000	218,654
United Kingdom 0.2%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%	200,000	203,894
Virgin Islands 0.6%
Sinopec Group Overseas Development 2016 Ltd.(a)
09/29/2026	2.750%	250,000	248,834
Sinopec Group Overseas Development Ltd.(a)
09/13/2027	3.250%	250,000	256,637
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%	200,000	209,780
Total			715,251
Total Foreign Government Obligations (Cost $18,660,100)			19,803,095

Residential Mortgage-Backed Securities - Agency 0.7%

United States 0.7%
Federal National Mortgage Association(b),(h)
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	4.258%	324,573	64,001

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(h)
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	4.435%	212,942	44,828
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	4.335%	200,884	38,252
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.285%	687,409	133,522
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.285%	878,956	163,648
CMO Series 2019-30 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	4.285%	883,621	136,317
CMO Series 2019-4 Class SJ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	4.285%	1,291,297	218,664
Total			799,232
Total Residential Mortgage-Backed Securities - Agency (Cost $699,735)			799,232

Residential Mortgage-Backed Securities - Non-Agency 13.5%

Bermuda 0.9%
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.142%	1,000,000	1,001,502
United States 12.6%
Angel Oak Mortgage Trust I LLC(a),(d)
CMO Series 2019-1 Class M1
11/25/2048	4.500%	1,000,000	1,039,105
Bayview Opportunity Master Fund Trust IVb(a)
CMO Series 2019-RN1 Class A1
02/28/2034	4.090%	295,997	295,557
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	3.542%	1,000,000	1,000,326
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	3.392%	200,000	200,448
COLT Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class M1
03/25/2049	4.518%	1,000,000	1,014,552
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.592%	700,000	700,983
GCAT LLC(a)
CMO Series 2019-NQM1 Class M1
02/25/2059	3.849%	440,000	441,625
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2019-1 Class B1
01/25/2059	4.800%	700,000	708,502
CMO Series 2019-2 Class A3
09/25/2059	3.007%	261,752	260,285
Legacy Mortgage Asset Trust(a)
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	856,123	864,165
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class G
05/25/2023	5.670%	660,318	664,597
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	922,567	929,195
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	3.700%	362,336	362,031
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.442%	1,000,000	1,003,394
Preston Ridge Partners Mortgage LLC(a),(d)
CMO Series 2019-1A Class A1
01/25/2024	4.500%	901,343	913,870
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	3.742%	1,000,000	999,587
RCO V Mortgage LLC(a),(d)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	195,701	195,457

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	51

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SG Residential Mortgage Trust(a),(d)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	400,000	397,683
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	500,000	504,464
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1B
01/25/2049	4.826%	1,000,000	1,006,300
Vericrest Opportunity Loan Trust LXXXIII LLC(a),(d)
CMO Series 2019-NPL9 Class A1B
11/26/2049	4.090%	400,000	399,010
Verus Securitization Trust(a),(d)
CMO Series 2019-1 Class A1
02/25/2059	3.836%	473,783	478,696
Total			14,379,832
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $15,261,611)			15,381,334
Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(i),(j)	4,043,674	4,043,270
Total Money Market Funds (Cost $4,043,364)		4,043,270
Total Investments in Securities (Cost $101,266,586)		105,770,974
Other Assets & Liabilities, Net		7,657,970
Net Assets		$113,428,944

At December 31, 2019, securities and/or cash totaling $534,665 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
23,258,000 EUR	25,855,081 USD	UBS	01/10/2020	—	(245,135)
1,760,000 GBP	2,314,206 USD	UBS	01/10/2020	—	(17,574)
Total				—	(262,709)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	8	03/2020	USD	1,027,375	—	(8,705)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(23)	03/2020	USD	(3,585,844)	73,089	—
U.S. Treasury 10-Year Note	(177)	03/2020	USD	(22,730,672)	192,034	—
U.S. Treasury 5-Year Note	(23)	03/2020	USD	(2,728,016)	8,485	—
U.S. Ultra Treasury Bond	(9)	03/2020	USD	(1,634,906)	49,264	—
Total					322,872	—

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Deutsche Bank AG	Citi	12/20/2024	1.000	Quarterly	EUR	600,000	55,666	(224)	73,829	—	—	(18,387)
Markit iTraxx Asia ex-Japan Investment Grade Index, Series 32	Citi	12/20/2024	1.000	Quarterly	USD	2,783,000	(61,343)	(927)	—	(59,724)	—	(2,547)
Total							(5,677)	(1,151)	73,829	(59,724)	—	(20,934)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	USD	2,772,000	(97,584)	—	—	—	(97,584)
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	USD	1,658,000	(985)	—	—	—	(985)
Markit iTraxx Europe Crossover Index, Series 32	Morgan Stanley	12/20/2024	5.000	Quarterly	EUR	1,334,000	(5,406)	—	—	—	(5,406)
Markit iTraxx Europe Main Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	EUR	5,787,000	(28,759)	—	—	—	(28,759)
Total							(132,734)	—	—	—	(132,734)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $74,545,703, which represents 65.72% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	31,849,996	50,135,543	(77,941,865)	4,043,674	257	(94)	218,389	4,043,270
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	53

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	3,189,417	—	3,189,417
Commercial Mortgage-Backed Securities - Non-Agency	—	5,417,299	—	5,417,299
Corporate Bonds & Notes	—	57,137,327	—	57,137,327
Foreign Government Obligations	—	19,803,095	—	19,803,095
Residential Mortgage-Backed Securities - Agency	—	799,232	—	799,232
Residential Mortgage-Backed Securities - Non-Agency	—	15,381,334	—	15,381,334
Money Market Funds	4,043,270	—	—	4,043,270
Total Investments in Securities	4,043,270	101,727,704	—	105,770,974
Investments in Derivatives
Asset
Futures Contracts	322,872	—	—	322,872
Liability
Forward Foreign Currency Exchange Contracts	—	(262,709)	—	(262,709)
Futures Contracts	(8,705)	—	—	(8,705)
Swap Contracts	—	(153,668)	—	(153,668)
Total	4,357,437	101,311,327	—	105,668,764
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2019
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	55

Portfolio of Investments
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2014-20I Class 1
09/01/2034	2.920%	269,252	275,474
Total Asset-Backed Securities — Agency (Cost $274,041)			275,474

Asset-Backed Securities — Non-Agency 19.2%

American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class D
12/12/2025	2.970%	9,600,000	9,576,348
Subordinated Series 2018-3 Class C
10/15/2024	3.750%	6,500,000	6,546,487
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.551%	8,825,000	8,772,182
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	3.351%	18,020,000	17,847,531
Avant Loans Funding Trust(a)
Series 2018-B Class A
01/18/2022	3.420%	6,350,455	6,362,366
Series 2019-A Class A
07/15/2022	3.480%	11,347,028	11,392,865
Series 2019-B Class A
10/15/2026	2.720%	19,131,062	19,146,491
Subordinated Series 2018-B Class B
07/15/2022	4.110%	6,500,000	6,549,788
Bain Capital Credit CLO(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	3.334%	22,300,000	22,014,560
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.366%	24,000,000	23,598,792
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	3.536%	21,000,000	20,911,191
CLUB Credit Trust(a)
Series 2017-P2 Class A
01/15/2024	2.610%	482,251	482,276
Series 2018-P3 Class A
01/15/2026	3.820%	6,776,495	6,830,656
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2017-P2 Class B
01/15/2024	3.560%	10,600,000	10,628,950
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	2,993,303	3,003,862
Series 2019-B Class A
06/17/2024	2.660%	17,477,055	17,486,610
Series 2019-B Class B
06/17/2024	3.620%	11,000,000	10,988,729
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	13,998,200	14,073,083
Series 2019-A Class B
04/15/2026	4.010%	6,720,000	6,791,930
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	10,200,000	10,198,772
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P1 Class A
07/15/2025	3.390%	10,477,773	10,514,699
Series 2018-P2 Class A
10/15/2025	3.470%	8,075,416	8,115,330
Subordinated Series 2017-NP2 Class C
01/16/2024	4.870%	5,121,289	5,141,431
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	10,000,000	10,093,979
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	3.260%	14,617,500	14,359,896
DT Auto Owner Trust(a)
Subordinated Series 2018-3A Class C
07/15/2024	3.790%	6,900,000	7,008,039
Subordinated Series 2018-3A Class D
07/15/2024	4.190%	21,910,000	22,642,681
ENVA LLC(a)
Series 2019-A Class A
06/22/2026	3.960%	8,559,286	8,560,428
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	9,600,000	9,507,655
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	4,225,000	4,211,244
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	3.353%	10,000,000	9,861,270
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	15,652,348	15,693,431
Series 2019-2 Class A
08/15/2025	4.000%	18,698,818	18,716,608
Series 2019-3 Class A
10/15/2025	3.750%	19,010,601	18,960,923
Series 2019-7 Class A
01/15/2027	3.750%	17,400,000	17,403,868
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	3.926%	20,000,000	19,949,820
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	3.366%	40,300,000	39,841,305
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	4.853%	14,000,000	14,028,924
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	10,210,133	10,216,109
Series 2019-1A Class B
04/16/2029	3.940%	11,039,000	11,274,856
Subordinated Series 2018-4A Class B
12/15/2028	4.210%	8,700,000	8,883,925
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.320% 03/17/2030	3.286%	7,000,000	7,016,968
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	3.366%	20,375,000	20,086,082
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	3.403%	45,625,000	44,987,984
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	23,470,000	23,821,261
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.203%	1,962,500	1,881,421
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	3.116%	31,700,000	31,699,620
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.416%	20,000,000	19,882,320
Pagaya AI Debt Selection Trust(a),(c)
Series 2019-1 Class A
06/15/2026	3.690%	15,479,401	15,561,635
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	9,356,685	9,434,565
Series 2019-3 Class A
11/16/2026	3.821%	22,248,839	22,291,868
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	10,503,281	10,523,871
Series 2018-1A Class C
06/17/2024	4.870%	12,900,000	13,034,542
Series 2019-1A Class A
04/15/2025	3.540%	4,785,044	4,803,965
Series 2019-2A Class A
09/15/2025	3.200%	2,997,244	3,006,527
Series 2019-3A Class A
07/15/2025	3.190%	27,307,545	27,436,197
Series 2019-3A Class B
07/15/2025	3.590%	5,000,000	5,017,653
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	2,397,176	2,429,742
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	6,021,690	6,080,061
Prosper Pass-Through Trust(a),(c)
Series 2019-ST2 Class A
11/15/2025	3.750%	14,864,493	14,864,493
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	3.401%	28,000,000	27,368,796
SoFi Consumer Loan Program LLC(a)
Series 2016-5 Class A
09/25/2028	3.060%	7,703,206	7,735,189

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	57

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A2
02/25/2027	3.140%	10,066,597	10,119,829
Series 2018-2 Class A1
04/26/2027	2.930%	226,303	226,375
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	5	1,233,333
Series 2016-A Class RIO
01/25/2038	0.000%	8	960,000
Series 2016-A Class RPO
01/25/2038	0.000%	6	1,705,215
SoFi Professional Loan Program LLC(a),(c),(d),(f)
Series 2017-A Class R
03/26/2040	0.000%	50,000	1,954,250
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	3.371%	11,171,429	11,079,209
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	13,000,000	12,995,121
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	15,300,000	15,247,116
Total Asset-Backed Securities — Non-Agency (Cost $900,241,523)			892,675,098

Commercial Mortgage-Backed Securities - Agency 1.9%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(g)
Series 2017-K070 Class A2
11/25/2027	3.303%	5,205,000	5,542,143
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K071 Class A2
11/25/2050	3.286%	13,965,000	14,848,063
Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	52,500,000	54,337,531
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	12,814,648	13,115,806
Total Commercial Mortgage-Backed Securities - Agency (Cost $85,591,500)			87,843,543

Commercial Mortgage-Backed Securities - Non-Agency 8.3%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,288,877	2,353,699
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-SFR2 Class A
10/17/2045	3.732%	22,417,569	23,447,705
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	3.990%	10,581,000	10,581,502
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	3.540%	6,950,000	6,937,361
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	4.140%	6,310,000	6,321,755
BX Trust(a),(b)
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	4.160%	10,000,000	10,031,391
CALI Mortgage Trust(a),(g)
Series 2019-101C Class E
03/10/2039	4.324%	6,500,000	6,748,481
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	3.240%	18,000,000	18,005,897
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	4.740%	20,800,000	20,819,731
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	2.899%	11,400,000	11,282,451
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	4.491%	15,600,000	15,454,499
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	5.481%	3,800,000	3,804,585
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	4,200,000	4,126,368

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	19,065,000	17,926,966
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	12,800,000	11,534,665
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	4,500,000	4,466,755
Hilton U.S.A. Trust(a)
Series 2016-SFP Class A
11/05/2035	2.828%	5,400,000	5,398,860
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	10,901,000	10,913,971
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	10,375,000	10,730,384
Invitation Homes Trust(a),(b)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.800% 06/17/2037	2.640%	31,519,927	31,508,341
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	2.814%	23,628,159	23,694,531
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	13,400,000	12,774,909
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	10,322,205	10,299,837
Series 2018-SF3 Class A
10/17/2035	3.880%	20,361,199	20,730,820
Series 2018-SFR1 Class A
03/17/2035	3.255%	18,941,949	19,037,331
Series 2018-SFR2 Class A
08/17/2035	3.712%	13,515,000	13,724,989
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	3.840%	16,200,000	16,230,388
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	2.990%	10,469,000	10,469,685
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	4.640%	16,259,000	16,326,481
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.200% Floor 1.200% 12/15/2034	2.940%	9,000,000	8,985,345
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $380,674,316)			384,669,683

Corporate Bonds & Notes 21.8%

Aerospace & Defense 0.7%
Bombardier, Inc.(a)
10/15/2022	6.000%	76,000	75,931
12/01/2024	7.500%	358,000	376,793
03/15/2025	7.500%	117,000	120,737
04/15/2027	7.875%	91,000	93,759
Moog, Inc.(a)
12/15/2027	4.250%	158,000	160,816
Northrop Grumman Corp.
01/15/2025	2.930%	11,960,000	12,325,101
01/15/2028	3.250%	13,230,000	13,801,065
TransDigm, Inc.(a)
03/15/2026	6.250%	1,135,000	1,230,658
11/15/2027	5.500%	598,000	604,935
TransDigm, Inc.
06/15/2026	6.375%	1,415,000	1,505,608
03/15/2027	7.500%	168,000	183,957
Total			30,479,360
Automotive 0.5%
Delphi Technologies PLC(a)
10/01/2025	5.000%	170,000	157,163
Ford Motor Co.
01/15/2043	4.750%	12,585,000	11,189,795
Ford Motor Credit Co. LLC
11/02/2020	2.343%	9,700,000	9,670,011
IAA Spinco, Inc.(a)
06/15/2027	5.500%	75,000	80,170
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	486,000	505,535
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	125,000	135,087
05/15/2027	8.500%	211,000	224,200
Total			21,961,961
Banking 2.0%
Ally Financial, Inc.
11/01/2031	8.000%	318,000	441,550
Bank of America Corp.(h)
01/20/2028	3.824%	20,000,000	21,506,956

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	59

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBVA Bancomer SA(a),(h)
Subordinated
11/12/2029	5.350%	2,910,000	2,940,984
Capital One Financial Corp.
05/12/2020	2.500%	13,110,000	13,126,936
Goldman Sachs Group, Inc. (The)(h)
05/01/2029	4.223%	8,950,000	9,866,876
JPMorgan Chase & Co.(h)
10/15/2030	2.739%	19,860,000	19,888,658
Morgan Stanley(h)
01/23/2030	4.431%	7,574,000	8,564,212
Wells Fargo & Co.
01/30/2020	2.150%	9,650,000	9,650,934
10/23/2026	3.000%	9,035,000	9,269,913
Total			95,257,019
Brokerage/Asset Managers/Exchanges 0.0%
LPL Holdings, Inc.(a)
09/15/2025	5.750%	15,000	15,716
Subordinated
11/15/2027	4.625%	230,000	234,635
NFP Corp.(a)
07/15/2025	6.875%	513,000	513,867
Total			764,218
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	373,000	396,089
01/15/2028	4.000%	346,000	351,196
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	787,000	790,533
11/15/2026	4.500%	190,000	195,907
Cemex SAB de CV(a)
04/16/2026	7.750%	5,110,000	5,573,820
Core & Main LP(a)
08/15/2025	6.125%	385,000	401,375
James Hardie International Finance DAC(a)
01/15/2025	4.750%	600,000	622,069
Total			8,330,989
Cable and Satellite 0.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	1,025,000	1,083,867
05/01/2027	5.875%	901,000	956,729
03/01/2030	4.750%	687,000	700,668
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	14,895,000	15,708,212
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comcast Corp.
08/15/2047	4.000%	8,210,000	9,068,927
CSC Holdings LLC(a)
10/15/2025	6.625%	663,000	706,376
05/15/2026	5.500%	1,078,000	1,141,964
02/01/2028	5.375%	726,000	775,844
04/01/2028	7.500%	113,000	127,496
02/01/2029	6.500%	696,000	777,209
01/15/2030	5.750%	454,000	484,487
DISH DBS Corp.
07/01/2026	7.750%	1,213,000	1,285,624
Intelsat Jackson Holdings SA
08/01/2023	5.500%	135,000	115,870
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	394,000	359,336
Intelsat Luxembourg SA
06/01/2023	8.125%	263,000	155,389
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	201,000	205,485
02/15/2025	6.625%	382,000	383,859
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	157,000	164,493
04/15/2025	5.375%	679,000	702,443
Viasat, Inc.(a)
04/15/2027	5.625%	126,000	134,743
Virgin Media Finance PLC(a)
01/15/2025	5.750%	254,000	261,682
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	36,000	37,781
05/15/2029	5.500%	246,000	260,814
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	740,000	782,563
Ziggo BV(a)
01/15/2027	5.500%	580,000	617,077
Total			36,998,938
Chemicals 0.2%
Alpha 2 BV(a),(i)
06/01/2023	8.750%	409,000	414,523
Angus Chemical Co.(a)
02/15/2023	8.750%	340,000	340,248
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	407,000	419,257
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	405,000	419,768
CF Industries, Inc.
03/15/2034	5.150%	96,000	107,919
03/15/2044	5.375%	44,000	47,997

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemours Co. (The)
05/15/2023	6.625%	157,000	158,166
05/15/2025	7.000%	30,000	30,198
05/15/2027	5.375%	68,000	60,595
INEOS Group Holdings SA(a)
08/01/2024	5.625%	485,000	498,162
LYB International Finance III LLC
10/15/2049	4.200%	2,960,000	3,088,418
Phosagro OAO Via Phosagro Bond Funding DAC(a)
11/03/2021	3.950%	1,419,000	1,455,256
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	782,000	817,485
PQ Corp.(a)
11/15/2022	6.750%	680,000	704,214
12/15/2025	5.750%	684,000	718,993
SPCM SA(a)
09/15/2025	4.875%	185,000	192,732
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	569,000	603,594
Total			10,077,525
Construction Machinery 0.1%
H&E Equipment Services, Inc.
09/01/2025	5.625%	226,000	237,446
Herc Holdings, Inc.(a)
07/15/2027	5.500%	295,000	311,611
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	216,000	224,912
United Rentals North America, Inc.
09/15/2026	5.875%	584,000	627,278
12/15/2026	6.500%	245,000	269,621
05/15/2027	5.500%	411,000	440,904
11/15/2027	3.875%	91,000	92,832
Total			2,204,604
Consumer Cyclical Services 0.0%
APX Group, Inc.
12/01/2022	7.875%	586,000	591,697
09/01/2023	7.625%	336,000	318,164
APX Group, Inc.(a)
11/01/2024	8.500%	277,000	285,832
ASGN, Inc.(a)
05/15/2028	4.625%	278,000	285,583
frontdoor, Inc.(a)
08/15/2026	6.750%	113,000	123,560
Staples, Inc.(a)
04/15/2026	7.500%	62,000	64,507
04/15/2027	10.750%	63,000	64,141
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
11/01/2023	7.500%	350,000	366,314
Total			2,099,798
Consumer Products 0.1%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	195,000	208,268
01/15/2027	7.750%	254,000	284,040
Mattel, Inc.(a)
12/31/2025	6.750%	212,000	227,690
12/15/2027	5.875%	40,000	42,185
Mattel, Inc.
11/01/2041	5.450%	61,000	51,466
Prestige Brands, Inc.(a)
03/01/2024	6.375%	604,000	628,129
01/15/2028	5.125%	121,000	126,762
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	116,000	124,969
Scotts Miracle-Gro Co. (The)(a)
10/15/2029	4.500%	169,000	172,508
Spectrum Brands, Inc.
07/15/2025	5.750%	462,000	483,502
Valvoline, Inc.
07/15/2024	5.500%	256,000	266,241
Total			2,615,760
Diversified Manufacturing 0.0%
CFX Escrow Corp.(a)
02/15/2024	6.000%	86,000	91,623
02/15/2026	6.375%	104,000	113,548
Gates Global LLC/Co.(a)
01/15/2026	6.250%	649,000	659,829
MTS Systems Corp.(a)
08/15/2027	5.750%	65,000	68,006
Resideo Funding, Inc.(a)
11/01/2026	6.125%	333,000	332,974
SPX FLOW, Inc.(a)
08/15/2024	5.625%	232,000	241,905
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	144,000	157,334
WESCO Distribution, Inc.
06/15/2024	5.375%	362,000	375,146
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	154,000	162,100
Total			2,202,465

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	61

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 3.1%
AEP Texas, Inc.
01/15/2050	3.450%	1,175,000	1,176,332
AES Corp. (The)
03/15/2023	4.500%	724,000	742,100
09/01/2027	5.125%	245,000	261,477
Appalachian Power Co.
05/15/2044	4.400%	10,365,000	11,696,660
Calpine Corp.(a)
06/01/2026	5.250%	443,000	461,671
02/15/2028	4.500%	268,000	270,937
03/15/2028	5.125%	295,000	300,804
Clearway Energy Operating LLC
10/15/2025	5.750%	323,000	340,892
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	179,000	181,722
CMS Energy Corp.
03/01/2024	3.875%	4,145,000	4,350,837
11/15/2025	3.600%	585,000	618,333
02/15/2027	2.950%	619,000	625,380
03/31/2043	4.700%	640,000	721,866
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	9,180,000	9,986,867
DTE Energy Co.
10/01/2026	2.850%	17,062,000	17,161,853
Duke Energy Corp.
09/01/2046	3.750%	6,935,000	7,153,002
06/15/2049	4.200%	12,340,000	13,646,931
Emera U.S. Finance LP
06/15/2046	4.750%	17,116,000	19,784,190
Indiana Michigan Power Co.
07/01/2047	3.750%	1,322,000	1,398,342
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	187,000	194,552
09/15/2027	4.500%	598,000	624,217
NRG Energy, Inc.
01/15/2027	6.625%	633,000	688,502
01/15/2028	5.750%	43,000	46,864
NRG Energy, Inc.(a)
06/15/2029	5.250%	181,000	196,290
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	410,000	422,206
Southern Co. (The)
07/01/2026	3.250%	13,151,000	13,653,567
07/01/2036	4.250%	2,260,000	2,437,038
07/01/2046	4.400%	12,815,000	14,226,070
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	322,000	340,850
01/15/2030	4.750%	232,000	236,825
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	153,000	162,311
02/15/2027	5.625%	475,000	500,751
07/31/2027	5.000%	242,000	253,271
WEC Energy Group, Inc.
06/15/2025	3.550%	1,606,000	1,704,951
Xcel Energy, Inc.
06/01/2025	3.300%	6,610,000	6,900,598
06/15/2028	4.000%	10,550,000	11,543,845
Total			145,012,904
Environmental 0.0%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	103,000	108,780
07/15/2029	5.125%	72,000	77,077
GFL Environmental, Inc.(a)
05/01/2022	5.625%	204,000	207,694
03/01/2023	5.375%	89,000	91,457
12/15/2026	5.125%	145,000	152,419
05/01/2027	8.500%	408,000	446,991
Hulk Finance Corp.(a)
06/01/2026	7.000%	194,000	204,885
Total			1,289,303
Finance Companies 1.5%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	32,380,000	32,391,704
11/15/2035	4.418%	30,980,000	33,081,721
Global Aircraft Leasing Co., Ltd.(a),(i)
09/15/2024	6.500%	455,000	474,755
Navient Corp.
06/15/2022	6.500%	1,347,000	1,464,758
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	647,000	635,639
Quicken Loans, Inc.(a)
05/01/2025	5.750%	786,000	814,122
Springleaf Finance Corp.
03/15/2023	5.625%	148,000	159,290
03/15/2024	6.125%	241,000	264,318
03/15/2025	6.875%	285,000	324,401
Total			69,610,708
Food and Beverage 1.9%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	20,206,000	24,038,402

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
B&G Foods, Inc.
04/01/2025	5.250%	403,000	415,364
09/15/2027	5.250%	162,000	163,289
Bacardi Ltd.(a)
05/15/2048	5.300%	16,890,000	19,644,505
Conagra Brands, Inc.
11/01/2048	5.400%	8,300,000	10,153,478
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	51,000	54,204
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	229,000	210,934
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,256,000	2,355,049
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	21,423,000	21,112,512
MHP SE(a)
05/10/2024	7.750%	1,312,000	1,415,887
Performance Food Group, Inc.(a)
10/15/2027	5.500%	118,000	125,971
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,238,000	1,332,134
01/15/2028	5.625%	176,000	189,972
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	2.345%	5,245,000	5,254,296
Total			86,465,997
Gaming 0.1%
Boyd Gaming Corp.
04/01/2026	6.375%	25,000	26,938
08/15/2026	6.000%	131,000	140,519
Boyd Gaming Corp.(a)
12/01/2027	4.750%	224,000	232,754
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	246,000	254,775
Eldorado Resorts, Inc.
04/01/2025	6.000%	386,000	405,727
09/15/2026	6.000%	227,000	250,671
International Game Technology PLC(a)
02/15/2022	6.250%	346,000	365,492
02/15/2025	6.500%	263,000	295,895
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	27,000	27,504
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	505,000	531,603
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	180,000	201,152
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International
03/15/2023	6.000%	168,000	184,615
Scientific Games International, Inc.(a)
10/15/2025	5.000%	472,000	494,583
03/15/2026	8.250%	357,000	393,512
05/15/2028	7.000%	119,000	127,694
11/15/2029	7.250%	120,000	130,330
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	177,000	191,609
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	203,000	209,475
12/01/2029	4.625%	162,000	169,575
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	349,000	375,043
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	112,000	120,393
Total			5,129,859
Health Care 1.5%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	465,000	482,312
Avantor, Inc.(a)
10/01/2025	9.000%	417,000	466,685
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	2.917%	10,234,000	10,310,265
Becton Dickinson and Co.
05/15/2044	4.875%	2,535,000	2,883,430
Cardinal Health, Inc.
09/15/2045	4.900%	2,275,000	2,372,130
06/15/2047	4.368%	8,490,000	8,402,406
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	462,000	477,171
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	216,000	232,744
05/01/2028	4.250%	91,000	92,796
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	257,000	260,755
Cigna Corp.
12/15/2048	4.900%	5,645,000	6,742,931
CVS Health Corp.
03/25/2048	5.050%	14,310,000	16,975,274
DaVita, Inc.
07/15/2024	5.125%	65,000	66,667
05/01/2025	5.000%	68,000	69,931
Encompass Health Corp.
02/01/2028	4.500%	110,000	114,050
02/01/2030	4.750%	110,000	114,348

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	63

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/01/2025	5.375%	189,000	209,200
09/01/2028	5.625%	501,000	571,427
02/01/2029	5.875%	214,000	247,361
IQVIA, Inc.(a)
05/15/2027	5.000%	246,000	260,543
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	12,885,000	14,662,717
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	244,000	237,148
Select Medical Corp.(a)
08/15/2026	6.250%	389,000	421,011
Tenet Healthcare Corp.
04/01/2022	8.125%	140,000	154,776
07/15/2024	4.625%	482,000	495,258
05/01/2025	5.125%	257,000	264,546
08/01/2025	7.000%	376,000	397,209
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	495,000	518,557
02/01/2027	6.250%	301,000	324,823
11/01/2027	5.125%	864,000	912,306
Total			69,740,777
Healthcare Insurance 0.1%
Centene Corp.(a)
01/15/2025	4.750%	91,000	94,501
06/01/2026	5.375%	745,000	791,760
12/15/2027	4.250%	480,000	494,315
12/15/2029	4.625%	622,000	655,020
Centene Corp.
01/15/2025	4.750%	254,000	263,455
UnitedHealth Group, Inc.
10/15/2047	3.750%	3,220,000	3,450,561
WellCare Health Plans, Inc.
04/01/2025	5.250%	496,000	517,263
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	358,000	382,015
Total			6,648,890
Home Construction 0.1%
Lennar Corp.
11/15/2024	5.875%	356,000	398,762
06/01/2026	5.250%	104,000	114,048
Meritage Homes Corp.
04/01/2022	7.000%	439,000	478,932
06/01/2025	6.000%	408,000	456,710
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	191,000	208,303
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	387,000	417,857
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	142,000	154,630
Total			2,229,242
Independent Energy 0.5%
California Resources Corp.(a)
12/15/2022	8.000%	138,000	61,695
Callon Petroleum Co.
10/01/2024	6.125%	130,000	132,555
07/01/2026	6.375%	966,000	981,031
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,485,000	4,782,728
06/30/2033	6.450%	1,795,000	2,301,128
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	384,000	389,843
Centennial Resource Production LLC(a)
01/15/2026	5.375%	229,000	225,308
04/01/2027	6.875%	279,000	290,127
Chesapeake Energy Corp.(a)
01/01/2025	11.500%	194,000	183,432
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	981,000	1,000,000
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	288,000	302,941
Energuate Trust(a)
05/03/2027	5.875%	3,755,000	3,879,786
Hess Corp.
02/15/2041	5.600%	1,965,000	2,314,344
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	68,000	66,255
11/01/2028	6.250%	81,000	77,190
Jagged Peak Energy LLC
05/01/2026	5.875%	603,000	623,308
Matador Resources Co.
09/15/2026	5.875%	607,000	610,965
Murphy Oil Corp.
12/01/2027	5.875%	274,000	286,336
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	759,000	780,984
10/15/2027	5.625%	226,000	239,166
PDC Energy, Inc.
09/15/2024	6.125%	155,000	158,247
05/15/2026	5.750%	120,000	119,475
QEP Resources, Inc.
03/01/2026	5.625%	278,000	271,433

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co.
09/15/2026	6.750%	550,000	540,594
01/15/2027	6.625%	167,000	164,020
WPX Energy, Inc.
09/15/2024	5.250%	350,000	372,070
06/01/2026	5.750%	408,000	436,191
10/15/2027	5.250%	238,000	250,790
Total			21,841,942
Integrated Energy 0.1%
Lukoil International Finance BV(a)
04/24/2023	4.563%	2,256,000	2,394,074
Leisure 0.0%
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	227,000	235,387
03/15/2026	5.625%	206,000	219,514
10/15/2027	4.750%	181,000	187,325
Viking Cruises Ltd.(a)
09/15/2027	5.875%	337,000	360,267
Total			1,002,493
Life Insurance 0.7%
Brighthouse Financial, Inc.
06/22/2047	4.700%	85,000	78,682
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	2,810,000	2,739,353
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	4,984,000	5,271,334
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	992,000	1,224,364
05/15/2047	4.270%	10,325,000	11,750,217
Voya Financial, Inc.
06/15/2026	3.650%	6,161,000	6,520,786
06/15/2046	4.800%	4,816,000	5,571,342
Total			33,156,078
Media and Entertainment 0.2%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	660,000	731,890
08/15/2027	5.125%	426,000	443,418
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	265,000	268,484
08/15/2027	6.625%	193,000	187,760
Discovery Communications LLC
05/15/2049	5.300%	1,732,000	2,052,018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.
05/01/2026	6.375%	142,350	154,806
05/01/2027	8.375%	750,417	828,020
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	112,000	117,351
01/15/2028	4.750%	213,000	218,111
Match Group, Inc.
06/01/2024	6.375%	695,000	730,324
Match Group, Inc.(a)
12/15/2027	5.000%	17,000	17,741
Netflix, Inc.
04/15/2028	4.875%	1,005,000	1,046,464
11/15/2028	5.875%	311,000	345,100
05/15/2029	6.375%	32,000	36,577
Netflix, Inc.(a)
11/15/2029	5.375%	379,000	403,909
06/15/2030	4.875%	276,000	280,645
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	94,000	98,261
03/15/2030	4.625%	321,000	326,707
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	105,000	109,946
TEGNA, Inc.(a)
09/15/2029	5.000%	279,000	283,751
Terrier Media Buyer, Inc.(a)
12/15/2027	8.875%	57,000	60,195
Twitter, Inc.(a)
12/15/2027	3.875%	179,000	178,955
Total			8,920,433
Metals and Mining 0.1%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	362,000	380,361
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	703,000	739,695
Constellium NV(a)
05/15/2024	5.750%	290,000	298,659
02/15/2026	5.875%	721,000	763,299
Freeport-McMoRan, Inc.
11/14/2024	4.550%	511,000	541,099
09/01/2029	5.250%	316,000	338,524
03/15/2043	5.450%	724,000	749,892
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	44,000	45,620
01/15/2025	7.625%	992,000	1,046,176
Novelis Corp.(a)
08/15/2024	6.250%	165,000	172,868
09/30/2026	5.875%	773,000	824,235
Total			5,900,428

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	65

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.9%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	198,000	174,293
Cheniere Energy Partners LP
10/01/2026	5.625%	408,000	431,494
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	460,000	472,531
DCP Midstream Operating LP
03/15/2023	3.875%	105,000	107,787
05/15/2029	5.125%	631,000	655,889
04/01/2044	5.600%	290,000	281,839
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	297,000	299,419
Enterprise Products Operating LLC
01/31/2050	4.200%	3,275,000	3,535,382
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	798,000	832,119
Kinder Morgan, Inc.
02/15/2046	5.050%	22,510,000	25,297,594
MPLX LP
04/15/2048	4.700%	6,430,000	6,546,898
NuStar Logistics LP
06/01/2026	6.000%	153,000	162,047
04/28/2027	5.625%	328,000	337,179
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	21,740,000	21,146,888
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	618,000	605,167
Sunoco LP/Finance Corp.
01/15/2023	4.875%	228,000	233,525
02/15/2026	5.500%	361,000	374,974
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	241,000	235,970
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	998,000	1,036,538
01/15/2028	5.000%	283,000	289,174
Targa Resources Partners LP/Finance Corp.(a)
07/15/2027	6.500%	75,000	82,192
01/15/2029	6.875%	208,000	230,809
03/01/2030	5.500%	548,000	563,841
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	610,000	589,462
Western Gas Partners LP
08/15/2048	5.500%	3,440,000	3,037,590
Williams Companies, Inc. (The)
09/15/2045	5.100%	17,550,000	19,511,075
Total			87,071,676
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 0.8%
NiSource, Inc.
02/15/2023	3.850%	4,755,000	4,948,772
02/15/2043	5.250%	990,000	1,200,609
05/15/2047	4.375%	12,320,000	13,682,248
Sempra Energy
11/15/2020	2.850%	10,845,000	10,909,036
11/15/2025	3.750%	7,365,000	7,785,243
06/15/2027	3.250%	637,000	656,956
Total			39,182,864
Oil Field Services 0.1%
Apergy Corp.
05/01/2026	6.375%	715,000	753,649
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	160,000	164,772
Calfrac Holdings LP(a)
06/15/2026	8.500%	207,000	83,835
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	142,000	123,395
Nabors Industries, Inc.
02/01/2025	5.750%	422,000	379,980
Rowan Companies, Inc.
01/15/2024	4.750%	163,000	102,327
SESI LLC
09/15/2024	7.750%	124,000	82,434
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	166,430	170,028
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	94,340	96,919
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	121,000	128,024
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	168,000	170,940
Transocean, Inc.(a)
01/15/2026	7.500%	85,000	83,914
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	540,000	567,853
Total			2,908,070
Packaging 0.1%
ARD Finance SA(a),(i)
06/30/2027	6.500%	125,000	129,226
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	698,000	732,138
08/15/2026	4.125%	234,000	240,706
08/15/2027	5.250%	279,000	293,584

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	144,000	151,990
Berry Global, Inc.(a)
02/15/2026	4.500%	79,000	81,221
BWAY Holding Co.(a)
04/15/2024	5.500%	440,000	453,803
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	365,000	369,897
Novolex(a)
01/15/2025	6.875%	186,000	187,528
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	409,000	419,083
07/15/2024	7.000%	320,000	331,086
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	200,000	211,750
08/15/2027	8.500%	121,000	134,613
Total			3,736,625
Pharmaceuticals 0.7%
AbbVie, Inc.(a)
11/21/2049	4.250%	8,500,000	9,014,953
Allergan Funding SCS
06/15/2044	4.850%	7,435,000	8,251,493
Amgen, Inc.
06/15/2051	4.663%	3,835,000	4,514,762
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	7,000	7,303
04/15/2025	6.125%	739,000	764,709
11/01/2025	5.500%	429,000	448,362
04/01/2026	9.250%	657,000	755,029
01/31/2027	8.500%	311,000	354,618
01/30/2028	5.000%	156,000	160,051
01/30/2030	5.250%	155,000	160,557
Bristol-Myers Squibb Co.(a)
02/20/2048	4.550%	1,900,000	2,328,952
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	336,000	347,741
07/15/2027	5.000%	57,000	59,816
Eagle Holding Co. II LLC(a),(i)
05/15/2022	7.750%	269,000	273,137
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	189,000	137,315
Endo Dac/Finance LLC/Finco, Inc.(a),(h)
02/01/2025	6.000%	52,000	35,204
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	704,000	727,674
Johnson & Johnson
12/05/2033	4.375%	4,343,000	5,185,698
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	267,000	266,717
Total			33,794,091
Property & Casualty 0.0%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	267,000	286,417
HUB International Ltd.(a)
05/01/2026	7.000%	618,000	655,643
USI, Inc.(a)
05/01/2025	6.875%	146,000	148,916
Total			1,090,976
Railroads 0.4%
Canadian National Railway Co.
02/03/2020	2.400%	10,730,000	10,733,780
CSX Corp.
09/15/2049	3.350%	2,254,000	2,227,646
11/01/2066	4.250%	6,465,000	6,960,233
Total			19,921,659
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	1,234,000	1,266,722
01/15/2028	3.875%	139,000	140,085
IRB Holding Corp.(a)
02/15/2026	6.750%	561,000	587,342
Total			1,994,149
Retailers 0.1%
L Brands, Inc.
06/15/2029	7.500%	130,000	134,657
11/01/2035	6.875%	166,000	149,076
Lowe’s Companies, Inc.
05/03/2047	4.050%	4,295,000	4,640,112
Penske Automotive Group, Inc.
08/15/2020	3.750%	600,000	606,291
PetSmart, Inc.(a)
03/15/2023	7.125%	478,000	468,652
06/01/2025	5.875%	379,000	387,036
Total			6,385,824
Supermarkets 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	139,000	144,203
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	171,000	192,199
02/15/2028	5.875%	316,000	336,129

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	67

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	122,000	122,002
Kroger Co. (The)
04/15/2042	5.000%	3,154,000	3,503,652
02/01/2047	4.450%	5,000	5,307
01/15/2048	4.650%	6,386,000	6,982,051
Total			11,285,543
Technology 0.7%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	298,000	297,453
Ascend Learning LLC(a)
08/01/2025	6.875%	435,000	456,701
08/01/2025	6.875%	242,000	254,387
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	66,000	66,968
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	21,230,000	22,055,682
Camelot Finance SA(a)
11/01/2026	4.500%	185,000	189,759
CDK Global, Inc.
06/01/2027	4.875%	496,000	524,742
CommScope Finance LLC(a)
03/01/2024	5.500%	204,000	212,952
03/01/2026	6.000%	245,000	260,694
CommScope Technologies LLC(a)
06/15/2025	6.000%	371,000	372,131
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	100,000	102,652
Gartner, Inc.(a)
04/01/2025	5.125%	716,000	746,167
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	306,000	330,657
Informatica LLC(a)
07/15/2023	7.125%	434,000	441,252
Iron Mountain, Inc.
08/15/2024	5.750%	481,000	486,240
Iron Mountain, Inc.(a)
09/15/2029	4.875%	345,000	350,799
NCR Corp.
07/15/2022	5.000%	233,000	235,406
12/15/2023	6.375%	485,000	497,356
NCR Corp.(a)
09/01/2027	5.750%	211,000	224,888
09/01/2029	6.125%	261,000	283,383
Plantronics, Inc.(a)
05/31/2023	5.500%	146,000	143,395
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PTC, Inc.
05/15/2024	6.000%	451,000	470,670
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	740,000	766,945
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	480,000	540,808
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	88,000	89,828
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	225,000	239,072
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	159,000	164,287
VeriSign, Inc.
05/01/2023	4.625%	475,000	482,542
Verscend Escrow Corp.(a)
08/15/2026	9.750%	357,000	391,324
Total			31,679,140
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	37,000	37,647
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	215,000	221,687
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	7,985,000	8,250,722
11/01/2046	4.200%	3,105,000	3,333,755
FedEx Corp.
04/01/2046	4.550%	18,390,000	18,954,251
Hertz Corp. (The)(a)
06/01/2022	7.625%	163,000	169,463
10/15/2024	5.500%	176,000	180,868
08/01/2026	7.125%	212,000	229,526
01/15/2028	6.000%	669,000	670,763
XPO Logistics, Inc.(a)
06/15/2022	6.500%	212,000	216,015
Total			32,264,697
Wireless 0.3%
Altice France SA(a)
05/01/2026	7.375%	873,000	938,522
02/01/2027	8.125%	290,000	327,283
01/15/2028	5.500%	354,000	364,917
Altice Luxembourg SA(a)
05/15/2027	10.500%	404,000	463,428
America Movil SAB de CV
03/30/2020	5.000%	4,983,000	5,016,123
SBA Communications Corp.
09/01/2024	4.875%	931,000	968,469

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
02/15/2025	7.625%	1,682,000	1,850,120
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	1,084,000	1,163,972
02/01/2026	4.500%	361,000	371,732
04/15/2027	5.375%	350,000	373,448
02/01/2028	4.750%	553,000	579,990
Total			12,418,004
Wirelines 1.3%
AT&T, Inc.
03/01/2029	4.350%	28,403,000	31,547,867
06/15/2045	4.350%	7,200,000	7,774,365
CenturyLink, Inc.
03/15/2022	5.800%	960,000	1,011,106
12/01/2023	6.750%	552,000	616,215
CenturyLink, Inc.(a)
12/15/2026	5.125%	444,000	451,663
Frontier Communications Corp.(a)
04/01/2026	8.500%	287,000	290,773
Telecom Italia Capital SA
09/30/2034	6.000%	119,000	128,449
Telecom Italia SpA(a)
05/30/2024	5.303%	274,000	295,589
Verizon Communications, Inc.
09/21/2028	4.329%	3,565,000	4,047,610
08/10/2033	4.500%	11,250,000	13,154,251
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	963,000	982,593
Total			60,300,481
Total Corporate Bonds & Notes (Cost $946,142,991)			1,016,369,564

Foreign Government Obligations(j),(k) 1.7%

Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	1,365,000	1,457,760
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	250,000	257,867
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	1,630,000	1,800,259
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2047	8.500%	2,105,000	2,340,905
Foreign Government Obligations(j),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%		3,545,000	3,945,218
03/15/2024	7.500%		2,256,000	2,510,695
Total				6,455,913
Ivory Coast 0.4%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		5,205,000	5,499,245
10/17/2031	5.875%	EUR	10,000,000	11,671,582
Total				17,170,827
Morocco 0.3%
Morocco Government International Bond(a)
06/19/2024	3.500%	EUR	9,400,000	11,995,447
Netherlands 0.0%
Equate Petrochemical BV(a)
03/03/2022	3.000%		2,256,000	2,266,946
Oman 0.0%
Oman Government International Bond(a)
06/15/2021	3.625%		2,256,000	2,267,556
Romania 0.3%
Romanian Government International Bond(a)
05/26/2028	2.875%	EUR	9,400,000	11,902,599
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		2,740,000	3,055,500
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%		1,775,000	1,866,800
Ukraine 0.3%
Ukraine Government International Bond(a)
06/20/2026	6.750%	EUR	9,600,000	12,087,740
09/25/2032	7.375%		1,800,000	1,920,581
Total				14,008,321
United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC(a)
01/12/2023	3.625%		2,256,000	2,320,634
Total Foreign Government Obligations (Cost $77,198,615)				79,167,334

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	69

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2011-C1
01/01/2035	7.781%	905,000	1,130,227
Series 2015B
01/01/2033	7.375%	660,000	790,601
Unlimited Tax General Obligation Refunding Bonds
Series 2014B
01/01/2044	6.314%	2,195,000	2,495,057
Total			4,415,885
Water & Sewer 0.0%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	1,510,000	2,100,667
Total Municipal Bonds (Cost $5,503,987)			6,516,552

Residential Mortgage-Backed Securities - Agency 33.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
08/01/2045- 01/01/2046	3.500%	34,176,018	36,302,718
10/01/2045	4.000%	18,560,594	19,603,556
04/01/2048	4.500%	38,802,408	40,909,289
Federal Home Loan Mortgage Corp.(b),(l)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	4.160%	1,076,952	148,822
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	4.310%	2,796,254	522,158
CMO Series 4831 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/15/2048	4.460%	17,669,409	3,448,892
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	4.258%	52,714,960	9,808,425
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	4.310%	6,465,828	1,101,054
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	4.230%	2,427,704	419,989
Federal Home Loan Mortgage Corp.(l)
CMO Series 4176 Class BI
03/15/2043	3.500%	2,787,963	422,486
CMO Series 4182 Class DI
05/15/2039	3.500%	5,957,828	342,601
Federal Home Loan Mortgage Corp.(g),(l)
CMO Series 4620 Class AS
11/15/2042	2.297%	2,694,507	143,989
Federal National Mortgage Association
02/01/2027- 08/01/2029	3.000%	15,415,685	15,858,492
08/01/2034	5.500%	829,805	933,987
08/01/2041	4.500%	1,728,510	1,881,428
08/01/2043- 09/01/2049	3.500%	137,088,201	142,318,439
05/01/2044- 06/01/2048	4.000%	112,942,036	118,699,478
CMO Series 2017-72 Class B
09/25/2047	3.000%	30,487,465	31,130,577
Federal National Mortgage Association(m)
01/16/2035	2.500%	41,500,000	41,879,336
01/16/2035- 01/14/2050	3.000%	517,000,000	525,054,921
01/16/2035- 01/14/2050	3.500%	97,000,000	99,847,461
01/14/2050	4.500%	50,000,000	52,642,578
Federal National Mortgage Association(n)
08/01/2040- 06/01/2044	4.500%	16,313,142	17,706,606
06/01/2047	4.000%	21,347,510	22,452,424
Federal National Mortgage Association(l)
CMO Series 2012-131 Class MI
01/25/2040	3.500%	4,774,267	510,858
Federal National Mortgage Association(b),(l)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	4.108%	4,105,948	877,318

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	4.358%	5,227,198	1,121,648
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	4.208%	3,392,299	660,746
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	4.208%	16,910,720	3,428,807
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	4.208%	43,955,627	9,074,951
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	4.358%	18,598,878	4,170,884
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	4.308%	20,314,295	3,936,862
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	4.358%	15,481,916	3,192,597
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	4.408%	22,180,041	4,547,401
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	4.408%	19,912,210	3,780,528
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	4.358%	32,003,732	6,579,868
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	4.258%	55,641,076	10,971,575
CMO Series 2019-42 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	4.258%	49,941,029	9,887,375
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	4.258%	39,330,794	7,995,935
Government National Mortgage Association
04/20/2048	4.500%	45,659,041	48,117,147
Government National Mortgage Association(m)
01/21/2050	3.500%	149,000,000	153,557,305
Government National Mortgage Association(l)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	5,455,087	773,786
Government National Mortgage Association(b),(l)
CMO Series 2017-112 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	4.435%	19,247,717	3,787,306
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	4.435%	20,698,793	4,412,908
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	4.435%	29,964,594	6,502,425
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	4.435%	17,023,487	3,252,991
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	4.385%	19,759,865	3,549,304

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	71

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	4.435%	22,901,431	4,027,622
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	4.435%	22,724,052	4,671,506
CMO Series 2018-121 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	4.435%	17,664,976	3,660,318
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	4.485%	26,191,943	5,238,454
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	4.435%	21,973,523	3,961,545
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	4.385%	20,215,066	3,469,920
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	4.435%	50,930,874	9,816,478
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	4.385%	43,254,665	8,100,690
CMO Series 2018-155 Class SL
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	4.385%	26,269,963	4,028,578
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	4.435%	22,670,889	4,745,459
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	4.435%	26,677,094	4,444,609
CMO Series 2018-97 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	4.435%	29,272,237	5,394,156
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	4.235%	36,593,726	7,387,329
CMO Series 2019-4 Class SJ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	4.285%	44,649,774	7,560,872
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	4.385%	27,936,454	5,328,795
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	4.385%	30,174,236	5,622,290
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	4.285%	31,353,017	5,662,016
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	4.385%	29,071,896	4,554,659
Total Residential Mortgage-Backed Securities - Agency (Cost $1,540,648,835)			1,575,945,527

Residential Mortgage-Backed Securities - Non-Agency 27.2%

Ajax Mortgage Loan Trust(a)
Series 2017-B Class A
09/25/2056	3.163%	16,469,603	16,531,540
Angel Oak Mortgage Trust I LLC(a),(c),(g)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	10,544,000	10,830,797

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2019-1 Class A1
11/25/2048	3.920%	22,810,661	23,069,028
CMO Series 2019-2 Class A2
03/25/2049	3.782%	7,163,039	7,260,992
CMO Series 2019-2 Class A3
03/25/2049	3.833%	5,956,632	6,037,967
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class A3
11/25/2047	2.986%	4,846,534	4,843,329
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	5,162,627	5,218,435
Arroyo Mortgage Trust(a),(g)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	12,501,041	12,598,625
ASG Resecuritization Trust(a),(g)
CMO Series 2009-2 Class G75
05/24/2036	3.517%	2,312,013	2,315,109
Bayview Opportunity Master Fund IIIb Trust(a),(g)
Series 2019-LT2 Class A1
10/28/2034	3.376%	5,192,430	5,196,142
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	1,738,829	1,740,615
Bayview Opportunity Master Fund IVa Trust(a)
Subordinated CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	1,978,200	2,135,403
BCAP LLC Trust(a),(g)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.513%	675,168	677,596
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	5.495%	8,488,000	8,682,838
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	2.742%	1,808,513	1,808,439
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.142%	15,664,000	15,687,531
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.392%	18,740,000	18,780,788
CMO Series 2018-3A Class M1A
1-month USD LIBOR + 1.200% Floor 1.200% 10/25/2027	2.992%	2,971,476	2,972,119
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.092%	7,312,801	7,318,735
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	2.892%	6,045,593	6,051,933
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	3.392%	29,000,000	29,064,911
Series 2019-4A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 10/25/2029	3.314%	10,057,000	10,059,061
BRAVO Residential Funding Trust(a),(g)
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	7,973,638	7,959,438
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	3,578,272	3,572,012
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	3,750,000	3,730,867
Bunker Hill Loan Depositary Trust(a),(g)
CMO Series 2019-2 Class A1
07/25/2049	2.880%	12,791,791	12,707,698
CMO Series 2019-3 Class A3
11/25/2059	3.135%	11,700,000	11,711,753
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	4.542%	14,900,000	14,942,914
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	20,171,630	20,361,114
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.857%	22,261,659	22,134,678
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2013-11 Class 3A3
09/25/2034	4.152%	331,650	331,723
CMO Series 2014-12 Class 3A1
10/25/2035	4.417%	2,778,686	2,818,905
CMO Series 2014-C Class A
02/25/2054	3.250%	380,745	381,064
CMO Series 2015-A Class A4
06/25/2058	4.250%	1,613,746	1,672,672

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	73

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-A Class B3
06/25/2058	4.500%	885,003	879,249
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	8,381,462	8,305,751
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	9,331,619	9,301,065
Citigroup Mortgage Loan Trust, Inc.(a),(l)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	4,690,030	64,349
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class A
01/25/2053	4.250%	5,391,178	5,587,976
CMO Series 2015-RP2 Class B3
01/25/2053	4.250%	3,588,921	3,680,300
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	6,000,000	6,106,629
COLT Mortgage Loan Trust(a)
CMO Series 2018-1 Class A2
02/25/2048	2.981%	867,414	864,857
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	3.942%	17,185,942	17,257,800
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2009-14R Class 4A9
10/26/2035	4.681%	1,503,803	1,520,893
CMO Series 2011-12R Class 3A1
07/27/2036	3.968%	783,216	786,288
CMO Series 2017-RPL3 Class A1
08/01/2057	4.000%	22,940,783	23,920,573
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	5,427,896	5,426,723
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	505,152
CMO Series 2018-4A Class M1
10/25/2058	4.735%	11,655,000	11,972,756
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	846,000	845,845
CMO Series 2018-1A Class M1
12/25/2057	3.939%	5,900,000	5,931,620
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	3.042%	7,491,555	7,488,846
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(c),(g)
CMO Series 2018-1 Class A2
10/25/2058	4.293%	4,379,582	4,499,145
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2018-1 Class A3
10/25/2058	4.394%	5,050,483	5,089,641
CMO Series 2019-2 Class M1
11/25/2059	3.469%	5,761,000	5,699,980
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	29,000,000	29,678,832
GCAT LLC(a),(g)
CMO Series 2019-1 Class A1
04/26/2049	4.089%	8,126,057	8,146,424
CMO Series 2019-2 Class A1
06/25/2024	3.475%	12,308,609	12,311,083
CMO Series 2019-3 Class A1
10/25/2049	3.352%	10,138,253	10,126,812
GCAT LLC(a)
CMO Series 2019-NQM1 Class A3
02/25/2059	3.395%	12,768,271	12,853,271
GCAT Trust(a),(g)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	5,946,462	5,941,337
CMO Series 2019-NQM3 Class A3
11/25/2059	3.043%	8,296,963	8,252,974
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	3.674%	16,100,000	16,099,968
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	39,329,773	38,826,128
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	15,000,000	15,100,509
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	315,304	317,002
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	9,563,007	9,572,539
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	3,000,000	2,987,391
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	10,359,088	10,456,401

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LVII Resecuritization Trust(a),(g)
Subordinated CMO Series 2009-3 Class B3
11/27/2037	4.821%	14,500,000	14,797,099
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	7,032,565	7,028,170
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	14,923,196	14,913,869
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	6,273,025	6,302,723
New Residential Mortgage Loan Trust(a)
CMO Series 2018-RPL1 Class A1
12/25/2057	3.500%	10,621,352	10,878,566
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class A
01/25/2023	3.193%	21,178,970	21,244,805
Series 2018-PLS1 Class C
01/25/2023	3.981%	13,870,734	13,925,562
Subordinated CMO Series 2018-PLS1 Class B
01/25/2023	3.588%	4,772,726	4,795,172
Subordinated CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	9,202,700	9,273,133
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	12,187,359	12,279,983
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	3.342%	5,609,824	5,618,153
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	3.192%	4,397,378	4,398,092
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	3.742%	14,000,000	14,007,743
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	3.700%	22,645,990	22,626,928
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	4.450%	18,649,577	18,782,776
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	4.642%	25,950,000	26,103,102
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.442%	17,400,000	17,459,054
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	12,793,548	12,801,867
CMO Series 2017-3A Class A2
11/25/2022	5.000%	6,000,000	5,985,620
CMO Series 2018-1A Class A1
04/25/2023	3.750%	15,087,523	15,089,719
CMO Series 2018-3A Class A1
10/25/2023	4.483%	26,019,675	26,263,433
CMO Series 2019-1A Class A1
01/25/2024	4.500%	26,220,890	26,585,302
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2018-2A Class A1
08/25/2023	4.000%	15,144,346	15,195,849
CMO Series 2019-2A Class A1
04/25/2024	3.967%	6,652,243	6,668,798
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2019-4A Class A2
11/25/2024	4.654%	10,053,000	10,053,135
PRPM LLC(a),(g)
CMO Series 2019-3A Class A1
07/25/2024	3.351%	34,975,219	34,870,042
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	3.742%	9,400,000	9,396,121
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	3.542%	10,000,000	10,005,210
RBSSP Resecuritization Trust(a),(g)
CMO Series 2010-1 Class 3A2
08/26/2035	4.609%	1,542,785	1,561,042
RCO Trust(a),(g)
CMO Series 2018-VFS1 Class A2
12/26/2053	4.472%	6,688,434	6,794,183
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	14,923,882	14,986,532

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	75

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	24,462,586	24,432,069
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	13,879,963	13,925,769
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	9,332,168	9,306,098
SG Residential Mortgage Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	7,700,000	7,655,403
Toorak Mortgage Corp., Ltd.(g)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	12,200,000	12,171,580
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	2.792%	8,441,547	8,459,853
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	35,000,000	35,136,150
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	10,093,101	10,150,591
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	16,254,041	16,223,199
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	7,393,786	7,365,324
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	18,135,213	18,091,353
Vericrest Opportunity Loan Trust LXXXIV LLC(a),(g)
CMO Series 2019-NP10 Class A1A
12/27/2049	3.426%	6,300,000	6,299,998
Verus Securitization Trust(a),(g)
CMO Series 2017-2A Class A3
07/25/2047	2.845%	2,621,650	2,613,535
CMO Series 2018-3 Class A3
10/25/2058	4.282%	7,208,113	7,256,580
CMO Series 2019-1 Class A1
02/25/2059	3.836%	4,615,795	4,663,660
CMO Series 2019-3 Class A3
07/25/2059	3.040%	9,288,873	9,301,985
CMO Series 2019-4 Class A3
11/25/2059	3.000%	11,746,494	11,698,513
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	9,023,006	9,023,437
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A1
11/25/2047	2.690%	3,285,799	3,274,529
Subordinated CMO Series 2017-SG1A Class B1
11/25/2047	3.615%	6,000,000	5,988,896
Visio Trust(a),(g)
CMO Series 2019-1 Class A1
06/25/2054	3.572%	10,393,869	10,390,253
CMO Series 2019-2 Class A3
11/25/2054	3.076%	7,981,496	7,949,082
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,264,411,495)			1,269,682,520

Senior Loans 0.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.0%
Vertiv Group Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	5.927%	279,000	278,054
Finance Companies 0.0%
Ellie Mae, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	5.945%	360,097	361,675
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.486%	274,476	275,390
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.486%	76,349	74,822
Total			350,212
Health Care 0.0%
Avantor Funding, Inc.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/21/2024	4.799%	20,894	21,068

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.0%
Big River Steel LLC(b),(o)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.945%	327,268	326,449
Property & Casualty 0.0%
HUB International Ltd.(b),(o)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	4.690%	182,225	181,984
Retailers 0.0%
BellRing Brands LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/10/2024	6.799%	225,000	227,111
Technology 0.1%
Ascend Learning LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.799%	208,808	209,984
Dun & Bradstreet Corp. (The)(b),(o)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	6.792%	263,000	265,083
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.049%	142,820	143,147
Project Alpha Intermediate Holding, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.490%	72,762	72,808
3-month USD LIBOR + 4.250% 04/26/2024	6.240%	224,327	225,729
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(a),(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.049%	677,907	683,669
Ultimate Software Group, Inc. (The)(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	5.549%	165,585	166,542
Total			1,766,962
Total Senior Loans (Cost $3,455,818)			3,513,515

U.S. Treasury Obligations 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2027	2.250%	30,048,500	30,907,699
08/15/2048	3.000%	7,560,000	8,538,075
Total U.S. Treasury Obligations (Cost $37,272,716)			39,445,774

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(p),(q)	151,580,790	151,565,631
Total Money Market Funds (Cost $151,569,498)		151,565,631
Total Investments in Securities (Cost: $5,392,985,335)		5,507,670,215
Other Assets & Liabilities, Net		(847,627,869)
Net Assets		4,660,042,346

At December 31, 2019, securities and/or cash totaling $32,625,207 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
47,379,000 EUR	52,669,529 USD	UBS	01/10/2020	—	(499,367)
5,622,284 USD	5,043,000 EUR	UBS	01/10/2020	36,990	—
Total				36,990	(499,367)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	77

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,659	03/2020	USD	469,895,641	—	(1,749,167)
U.S. Treasury 2-Year Note	2,319	03/2020	USD	499,744,500	—	(222,155)
U.S. Treasury 5-Year Note	2,714	03/2020	USD	321,905,844	—	(1,022,103)
U.S. Ultra Bond 10-Year Note	179	03/2020	USD	25,185,859	—	(302,465)
U.S. Ultra Treasury Bond	731	03/2020	USD	132,790,719	—	(4,004,658)
Total					—	(7,300,548)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Long Gilt	(2,208)	03/2020	GBP	(290,087,040)	1,092,443	—

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(693,600,000)	(693,600,000)	1.60	01/22/2020	(971,040)	(1,138,406)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	8,000,000	16,250	(4,667)	337,951	—	—	(326,368)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	10,500,000	21,328	(6,125)	400,259	—	—	(385,056)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	17,000,000	34,530	(9,916)	697,191	—	—	(672,577)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	13,000,000	182,813	(7,583)	735,251	—	—	(560,021)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	18,000,000	253,125	(10,500)	1,005,200	—	—	(762,575)
Markit CMBX North America Index, Series 10 BBB-	Credit Suisse	11/17/2059	3.000	Monthly	USD	17,000,000	34,530	(9,916)	970,894	—	—	(946,280)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	17,000,000	34,530	(9,917)	748,381	—	—	(723,768)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	17,000,000	34,530	(9,917)	990,592	—	—	(965,979)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	17,000,000	34,530	(9,916)	1,070,553	—	—	(1,045,939)
Total							646,166	(78,457)	6,956,272	—	—	(6,388,563)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	USD	275,671,440	(7,224,093)	—	—	—	(7,224,093)
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $2,778,239,537, which represents 59.62% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $3,898,548, which represents 0.08% of total net assets.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(i)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(j)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(k)	Principal and interest may not be guaranteed by a governmental entity.
(l)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(m)	Represents a security purchased on a when-issued basis.
(n)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(o)	The stated interest rate represents the weighted average interest rate at December 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(p)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(q)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	105,738,835	1,656,989,027	(1,611,147,072)	151,580,790	18,696	(3,867)	3,352,558	151,565,631
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	79

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	275,474	—	275,474
Asset-Backed Securities — Non-Agency	—	856,396,172	36,278,926	892,675,098
Commercial Mortgage-Backed Securities - Agency	—	87,843,543	—	87,843,543
Commercial Mortgage-Backed Securities - Non-Agency	—	384,669,683	—	384,669,683
Corporate Bonds & Notes	—	1,016,369,564	—	1,016,369,564
Foreign Government Obligations	—	79,167,334	—	79,167,334
Municipal Bonds	—	6,516,552	—	6,516,552
Residential Mortgage-Backed Securities - Agency	—	1,575,945,527	—	1,575,945,527
Residential Mortgage-Backed Securities - Non-Agency	—	1,254,352,578	15,329,942	1,269,682,520
Senior Loans	—	3,513,515	—	3,513,515
U.S. Treasury Obligations	39,445,774	—	—	39,445,774
Money Market Funds	151,565,631	—	—	151,565,631
Total Investments in Securities	191,011,405	5,265,049,942	51,608,868	5,507,670,215
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	36,990	—	36,990
Futures Contracts	1,092,443	—	—	1,092,443
Liability
Forward Foreign Currency Exchange Contracts	—	(499,367)	—	(499,367)
Futures Contracts	(7,300,548)	—	—	(7,300,548)
Options Contracts Written	—	(1,138,406)	—	(1,138,406)
Swap Contracts	—	(13,612,656)	—	(13,612,656)
Total	184,803,300	5,249,836,503	51,608,868	5,486,248,671
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2019
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2019 ($)
Asset-Backed Securities — Non-Agency	20,016,259	—	(494,996)	(2,741,231)	35,300,000	(15,801,106)	—	—	36,278,926
Residential Mortgage-Backed Securities — Non-Agency	16,748,630	—	1	661,523	—	(2,080,212)	—	—	15,329,942
Total	36,764,889	—	(494,995)	(2,079,708)	35,300,000	(17,881,318)	—	—	51,608,868
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2019 was $(2,529,202), which is comprised of Asset-Backed Securities — Non-Agency of $(3,190,725) and Residential Mortgage-Backed Securities — Non-Agency of $661,523.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	81

Portfolio of Investments
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Foreign Government Obligations(a),(b) 0.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Greece 0.0%
Hellenic Republic Government Bond(c)
10/15/2042	0.000%	EUR	12,871,600	53,612
Total Foreign Government Obligations (Cost $562,882)				53,612

Inflation-Indexed Bonds(a) 97.0%

Australia 1.3%
Australia Government Bond(d)
02/21/2022	1.250%	AUD	449,580	327,085
09/20/2030	2.500%	AUD	356,665	317,141
08/21/2035	2.000%	AUD	230,130	206,902
08/21/2040	1.250%	AUD	172,344	144,179
Australia Government Index-Linked Bond(d)
09/20/2025	3.000%	AUD	539,121	448,042
Total				1,443,349
Canada 2.0%
Canadian Government Real Return Bond
12/01/2021	4.250%	CAD	271,303	224,580
12/01/2026	4.250%	CAD	225,526	220,453
12/01/2031	4.000%	CAD	306,438	336,608
12/01/2036	3.000%	CAD	285,159	313,346
12/01/2041	2.000%	CAD	368,463	377,906
12/01/2044	1.500%	CAD	401,764	389,280
12/01/2047	1.250%	CAD	260,368	247,130
12/01/2050	0.500%	CAD	84,083	67,719
Total				2,177,022
Denmark 0.3%
Denmark Government Bond
11/15/2023	0.100%	DKK	1,687,153	270,291
France 9.4%
France Government Bond OAT(d)
07/25/2023	2.100%	EUR	999,548	1,257,779
03/01/2025	0.100%	EUR	390,465	466,187
07/25/2027	1.850%	EUR	706,854	980,426
07/25/2029	3.400%	EUR	338,590	549,216
07/25/2030	0.700%	EUR	294,700	391,701
07/25/2032	3.150%	EUR	532,041	921,769
07/25/2047	0.100%	EUR	382,348	511,913
French Republic Government Bond OAT(d)
07/25/2022	1.100%	EUR	1,474,409	1,766,203
07/25/2024	0.250%	EUR	186,585	225,372
03/01/2028	0.100%	EUR	478,170	585,335
03/01/2029	0.100%	EUR	1,045,536	1,293,641
07/25/2036	0.100%	EUR	376,800	484,374
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
07/25/2040	1.800%	EUR	433,938	752,797
Total				10,186,713
Germany 0.4%
Deutsche Bundesrepublik Inflation-Linked Bond(d)
04/15/2046	0.100%	EUR	309,050	466,244
Italy 8.4%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2021	2.100%	EUR	318,394	375,185
05/15/2022	0.100%	EUR	322,705	366,312
05/22/2023	0.450%	EUR	170,489	192,859
09/15/2023	2.600%	EUR	1,579,333	1,969,862
09/15/2026	3.100%	EUR	662,277	892,848
05/15/2028	1.300%	EUR	2,668,666	3,211,156
09/15/2032	1.250%	EUR	718,181	862,602
09/15/2035	2.350%	EUR	489,333	680,568
09/15/2041	2.550%	EUR	416,228	596,654
Total				9,148,046
Japan 6.8%
Japanese Government CPI-Linked Bond
09/10/2023	0.100%	JPY	735,700	6,862
03/10/2024	0.100%	JPY	104,500	977
09/10/2024	0.100%	JPY	43,324,200	405,509
03/10/2025	0.100%	JPY	119,426,800	1,119,471
03/10/2026	0.100%	JPY	105,544,823	992,745
03/10/2027	0.100%	JPY	215,582,400	2,036,673
03/10/2028	0.100%	JPY	110,571,159	1,047,143
03/10/2029	0.100%	JPY	183,547,728	1,735,806
Total				7,345,186
New Zealand 1.1%
New Zealand Government Inflation-Linked Bond(d)
09/20/2030	3.000%	NZD	577,498	486,717
09/20/2035	2.500%	NZD	576,020	485,555
New Zealand Government Inflation-Linked Bond
09/20/2040	2.500%	NZD	297,121	258,565
Total				1,230,837
Spain 0.7%
Spain Government Inflation-Linked Bond
11/30/2023	0.150%	EUR	200,991	236,750
Spain Government Inflation-Linked Bond(d)
11/30/2024	1.800%	EUR	294,277	377,265
11/30/2033	0.700%	EUR	132,963	174,042
Total				788,057
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sweden 0.9%
Sweden Inflation-Linked Bond
12/01/2020	4.000%	SEK	13,710	1,541
06/01/2022	0.250%	SEK	2,688,037	301,808
06/01/2025	1.000%	SEK	3,208,500	397,465
12/01/2028	3.500%	SEK	1,646,083	264,749
Total				965,563
United Kingdom 23.2%
United Kingdom Gilt Inflation-Linked Bond(d)
03/22/2024	0.125%	GBP	431,251	632,441
03/22/2026	0.125%	GBP	314,868	485,867
11/22/2027	1.250%	GBP	14,964	26,154
11/22/2032	1.250%	GBP	448,039	909,062
03/22/2034	0.750%	GBP	543,963	1,073,557
01/26/2035	2.000%	GBP	633,205	1,440,782
11/22/2036	0.125%	GBP	435,568	835,899
11/22/2037	1.125%	GBP	646,155	1,453,617
03/22/2040	0.625%	GBP	865,074	1,884,242
08/10/2041	0.125%	GBP	77,771	159,790
11/22/2042	0.625%	GBP	621,903	1,429,838
03/22/2044	0.125%	GBP	742,704	1,582,955
03/22/2046	0.125%	GBP	494,534	1,083,946
11/22/2047	0.750%	GBP	606,736	1,553,515
08/10/2048	0.125%	GBP	317,037	719,599
03/22/2050	0.500%	GBP	567,932	1,434,204
03/22/2052	0.250%	GBP	509,894	1,261,525
11/22/2055	1.250%	GBP	539,402	1,784,716
11/22/2056	0.125%	GBP	221,239	571,825
03/22/2058	0.125%	GBP	388,129	1,018,930
03/22/2062	0.375%	GBP	486,403	1,450,549
11/22/2065	0.125%	GBP	293,261	871,053
03/22/2068	0.125%	GBP	500,875	1,571,446
Total				25,235,512
United States 42.5%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%		1,995,470	1,994,727
04/15/2022	0.125%		4,978,784	4,972,225
07/15/2022	0.125%		2,087,084	2,096,259
01/15/2023	0.125%		861,825	861,824
04/15/2023	0.625%		2,461,240	2,499,331
07/15/2023	0.375%		286,521	290,528
01/15/2025	0.250%		1,646,078	1,661,236
07/15/2025	0.375%		2,631,586	2,685,893
01/15/2026	0.625%		3,054,201	3,148,009
01/15/2026	2.000%		1,238,253	1,376,815
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/15/2026	0.125%	1,353,822	1,358,414
01/15/2027	0.375%	683,315	693,799
01/15/2027	2.375%	1,518,571	1,752,345
07/15/2027	0.375%	1,167,753	1,191,146
01/15/2028	0.500%	1,188,214	1,219,250
01/15/2028	1.750%	687,904	772,572
04/15/2028	3.625%	65,236	83,456
07/15/2028	0.750%	1,664,957	1,752,177
01/15/2029	2.500%	662,243	798,242
07/15/2029	0.250%	1,046,313	1,056,751
04/15/2032	3.375%	175,431	241,062
02/15/2040	2.125%	902,513	1,181,137
02/15/2041	2.125%	1,163,389	1,535,163
02/15/2042	0.750%	1,285,818	1,337,616
02/15/2043	0.625%	1,253,650	1,269,886
02/15/2044	1.375%	303,658	358,478
02/15/2045	0.750%	1,081,921	1,123,807
02/15/2047	0.875%	554,367	594,733
02/15/2048	1.000%	975,757	1,081,036
02/15/2049	1.000%	357,941	398,019
U.S. Treasury Inflation-Indexed Bond(e)
01/15/2029	0.875%	4,625,141	4,912,974
Total			46,298,910
Total Inflation-Indexed Bonds (Cost $101,437,170)			105,555,730

Options Purchased Calls 0.2%
Value ($)
(Cost $230,981)	247,148

Options Purchased Puts 0.2%

(Cost $265,172)	167,004

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(f),(g)	1,082,724	1,082,616
Total Money Market Funds (Cost $1,082,616)		1,082,616
Total Investments in Securities (Cost $103,578,821)		107,106,110
Other Assets & Liabilities, Net		1,712,393
Net Assets		$108,818,503

At December 31, 2019, securities and/or cash totaling $1,842,291 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	83

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
176,000 AUD	119,450 USD	Citi	02/05/2020	—	(4,164)
97,350 EUR	109,498 USD	Citi	02/05/2020	71	—
3,043,024 GBP	3,937,123 USD	Citi	02/05/2020	—	(97,568)
276,729,000 JPY	2,541,671 USD	Citi	02/05/2020	—	(9,947)
1,509,000 NZD	971,343 USD	Citi	02/05/2020	—	(45,025)
227,000 SEK	23,805 USD	Citi	02/05/2020	—	(471)
53,344 USD	69,165 CAD	Citi	02/05/2020	—	(72)
1,274,642 USD	983,086 GBP	Citi	02/05/2020	28,814	—
775,940 USD	585,156 GBP	Citi	02/05/2020	—	(92)
160,000 AUD	145,311 CAD	Citi	03/18/2020	—	(558)
1,205,000 USD	1,586,313 CAD	Citi	03/18/2020	16,928	—
118,890,000 JPY	1,095,750 USD	Deutsche Bank	01/06/2020	1,367	—
1,875,000 AUD	1,274,903 USD	Deutsche Bank	02/05/2020	—	(42,002)
3,067,616 CAD	2,313,387 USD	Deutsche Bank	02/05/2020	—	(49,349)
1,751,471 DKK	259,521 USD	Deutsche Bank	02/05/2020	—	(3,997)
19,328,800 EUR	21,384,360 USD	Deutsche Bank	02/05/2020	—	(342,439)
17,770,879 GBP	22,957,043 USD	Deutsche Bank	02/05/2020	—	(605,044)
13,773,000 JPY	127,403 USD	Deutsche Bank	02/05/2020	407	—
489,873,248 JPY	4,509,823 USD	Deutsche Bank	02/05/2020	—	(7,120)
1,609,130 NZD	1,036,085 USD	Deutsche Bank	02/05/2020	—	(47,725)
8,882,503 SEK	929,894 USD	Deutsche Bank	02/05/2020	—	(20,005)
121,966 USD	110,059 EUR	Deutsche Bank	02/05/2020	1,748	—
20,407 USD	15,462 GBP	Deutsche Bank	02/05/2020	93	—
289,674 CAD	220,000 USD	Deutsche Bank	03/18/2020	—	(3,135)
112,144 USD	100,000 EUR	Deutsche Bank	03/18/2020	557	—
Total				49,985	(1,278,713)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond	27	03/2020	CAD	3,711,960	—	(44,797)
Euro-Bobl	9	03/2020	EUR	1,202,670	—	(6,739)
Euro-Schatz	44	03/2020	EUR	4,923,820	—	(3,744)
Long Gilt	23	03/2020	GBP	3,021,740	—	(34,617)
U.S. Treasury 2-Year Note	15	03/2020	USD	3,232,500	3,662	—
U.S. Treasury 2-Year Note	42	03/2020	USD	9,051,000	—	(5,575)
U.S. Treasury 5-Year Note	29	03/2020	USD	3,439,672	—	(15,069)
U.S. Ultra Treasury Bond	2	03/2020	USD	363,313	—	(1,628)
Total					3,662	(112,169)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	(16)	03/2020	EUR	(2,279,360)	—	(4,948)
Euro-Bund	(7)	03/2020	EUR	(1,193,430)	13,603	—
Japanese 10-Year Government Bond	(1)	03/2020	JPY	(152,180,000)	—	(2,071)
U.S. Ultra Bond 10-Year Note	(39)	03/2020	USD	(5,487,422)	71,622	—
U.S. Ultra Bond 10-Year Note	(3)	03/2020	USD	(422,109)	—	(379)
Total					85,225	(7,398)

The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	605,000	605,000	1.63	03/12/2020	11,858	1,781
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	470,000	470,000	1.72	05/19/2020	7,978	3,765
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	400,000	400,000	1.46	08/16/2021	14,315	4,964
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	351,500	351,500	2.98	03/07/2024	16,113	31,257
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	350,000	350,000	2.95	03/12/2024	15,697	30,437
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.05	01/10/2029	5,675	9,080
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.04	01/11/2029	5,700	9,025
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	100,000	100,000	3.08	01/29/2029	5,687	9,241
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	370,000	370,000	3.08	12/06/2038	17,228	34,047
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	95,000	95,000	2.87	02/22/2039	4,719	7,879
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	2,110,000	2,110,000	1.77	11/05/2024	12,438	9,686
1-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	4,154,000	4,154,000	2.10	05/13/2020	10,125	18,000
20-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 6-Month JPY LIBOR BBA	Deutsche Bank	JPY	11,600,000	11,600,000	0.78	04/16/2021	3,626	8,653
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	2,857,500	2,857,500	1.50	06/01/2020	9,413	4,728
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	3,940,000	3,940,000	1.25	08/10/2020	22,318	4,417
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	3,890,000	3,890,000	1.20	09/23/2020	14,540	4,739
30-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	317,000	317,000	1.60	06/11/2020	13,666	2,242
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	970,000	970,000	2.52	02/26/2020	10,670	37,252
90-Day Euro$ Future	UBS	USD	3,443,475	14	99.00	01/10/2020	2,429	88
90-Day Euro$ Future	UBS	USD	10,823,450	44	99.75	12/13/2021	7,772	2,750
GBP Call/USD Put	Citi	GBP	860,000	860,000	1.35	05/01/2020	19,014	13,117
Total							230,981	247,148

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	605,000	605,000	1.63	03/12/2020	10,744	16,883
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	470,000	470,000	1.72	05/19/2020	7,978	11,757
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	1,180,000	1,180,000	2.35	07/13/2020	4,417	5,050
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	400,000	400,000	1.46	08/16/2021	14,315	23,801
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	390,000	390,000	2.25	08/02/2022	10,530	10,684
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	390,000	390,000	2.25	08/08/2022	9,227	10,736
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	85

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Put option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	351,500	351,500	2.98	03/07/2024	16,093	5,942
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	350,000	350,000	2.95	03/12/2024	15,698	6,155
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	380,000	380,000	2.50	06/13/2024	16,763	11,897
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	380,000	380,000	2.50	06/20/2024	15,708	11,939
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.05	01/10/2029	5,675	3,032
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.04	01/11/2029	5,700	3,061
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000	100,000	3.08	01/29/2029	5,688	2,966
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	370,000	370,000	3.08	12/06/2038	17,228	12,874
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	95,000	95,000	2.87	02/22/2039	4,606	3,762
10-Year OTC interest rate swap with Deutsche Bank to receive 6-Month JPY LIBOR BBA and pay exercise rate	Deutsche Bank	JPY	197,935,000	197,935,000	1.10	06/29/2022	26,925	1,566
1-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	2,110,000	2,110,000	1.77	11/05/2024	10,492	12,764
1-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	4,154,000	4,154,000	2.10	05/13/2020	10,125	49
20-Year OTC interest rate swap with Deutsche Bank to receive 6-Month JPY LIBOR BBA and pay exercise rate	Deutsche Bank	JPY	11,600,000	11,600,000	0.78	04/16/2021	3,626	532
30-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	470,000	470,000	2.85	05/09/2022	27,754	10,843
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	UBS	USD	390,000	390,000	3.80	06/07/2021	14,896	521
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	970,000	970,000	2.52	02/26/2020	10,670	2
U.S. Treasury 10-Year Note	Mizuho	USD	128,422	1	127.50	01/24/2020	314	188
Total							265,172	167,004

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(510,000)	(510,000)	2.19	6/11/2020	(11,194)	(15,933)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(400,000)	(400,000)	1.56	8/13/2020	(9,710)	(2,840)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(500,000)	(500,000)	1.20	8/17/2020	(9,350)	(1,261)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(400,000)	(400,000)	1.42	8/17/2020	(10,400)	(1,947)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(500,000)	(500,000)	1.25	8/19/2020	(8,675)	(1,495)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(240,000)	(240,000)	1.61	9/14/2020	(5,964)	(2,176)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(480,000)	(480,000)	1.76	9/16/2020	(12,072)	(6,417)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(240,000)	(240,000)	1.63	11/02/2020	(5,856)	(2,588)
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Call option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(240,000)	(240,000)	1.64	11/02/2020	(5,790)	(2,681)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(527,000)	(527,000)	2.78	3/08/2021	(16,199)	(41,401)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(280,000)	(280,000)	3.05	3/12/2029	(14,854)	(25,376)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(247,500)	(247,500)	2.04	7/06/2020	(5,408)	(5,611)
1-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(4,670,000)	(4,670,000)	1.76	6/10/2020	(13,426)	(7,757)
1-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(390,000)	(390,000)	1.32	8/05/2020	(1,170)	(195)
1-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(2,110,000)	(2,110,000)	1.58	11/05/2020	(5,664)	(3,583)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(2,340,000)	(2,340,000)	2.46	2/26/2020	(10,314)	(37,184)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(7,870,000)	(7,870,000)	0.75	8/10/2020	(18,318)	(1,775)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(1,107,500)	(1,107,500)	1.53	12/11/2020	(5,385)	(3,966)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(1,110,000)	(1,110,000)	1.53	12/14/2020	(5,328)	(3,988)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(5,715,000)	(5,715,000)	1.00	6/01/2020	(8,555)	(1,366)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(9,230,000)	(9,230,000)	2.40	2/24/2020	(28,152)	(135,516)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,850,000)	(1,850,000)	2.88	4/14/2020	(13,389)	(44,979)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,850,000)	(1,850,000)	2.89	4/14/2020	(13,343)	(45,342)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,820,000)	(1,820,000)	2.94	4/17/2020	(12,649)	(46,225)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(7,780,000)	(7,780,000)	0.70	9/23/2020	(11,540)	(2,185)
30-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(80,000)	(80,000)	1.91	11/27/2026	(10,500)	(7,244)
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	EUR	(247,500)	(247,500)	(0.12)	9/12/2022	(3,683)	(1,861)
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	EUR	(250,000)	(250,000)	(0.04)	9/13/2022	(3,974)	(2,262)
90-Day Euro$ Future	UBS	USD	(3,443,475)	(14)	99.38	1/10/2020	(765)	(88)
90-Day Euro$ Future	UBS	USD	(5,411,725)	(22)	99.38	12/13/2021	(9,589)	(3,849)
GBP Call/USD Put	Deutsche Bank	GBP	(860,000)	(860,000)	1.35	5/01/2020	(10,977)	(13,116)
Total							(302,193)	(472,207)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	87

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(510,000)	(510,000)	2.19	06/11/2020	(11,194)	(3,234)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	2.30	06/15/2020	(5,784)	(1,604)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(247,500)	(247,500)	2.04	07/06/2020	(5,408)	(2,920)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(270,000)	(270,000)	2.35	07/10/2020	(2,862)	(1,145)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	1.95	07/13/2020	(4,184)	(6,066)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	2.30	07/24/2020	(4,826)	(2,097)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(210,000)	(210,000)	2.00	08/03/2020	(3,190)	(3,035)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(190,000)	(190,000)	1.75	08/07/2020	(3,000)	(5,196)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(400,000)	(400,000)	1.56	08/13/2020	(10,196)	(16,129)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(500,000)	(500,000)	1.60	08/17/2020	(9,350)	(18,722)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(400,000)	(400,000)	1.42	08/17/2020	(10,400)	(20,269)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(500,000)	(500,000)	1.65	08/19/2020	(8,675)	(17,083)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(240,000)	(240,000)	1.61	09/14/2020	(5,964)	(9,089)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(480,000)	(480,000)	1.76	09/16/2020	(12,072)	(13,587)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(240,000)	(240,000)	1.64	11/02/2020	(5,790)	(9,093)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(240,000)	(240,000)	1.63	11/02/2020	(5,856)	(9,328)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(527,000)	(527,000)	2.78	03/08/2021	(16,357)	(2,138)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,020,000)	(1,020,000)	2.75	05/09/2022	(30,054)	(11,807)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	3.25	08/02/2022	(2,574)	(2,252)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	2.75	08/02/2022	(5,343)	(5,079)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	3.25	08/08/2022	(2,309)	(2,276)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	2.75	08/08/2022	(4,719)	(5,117)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.50	06/13/2024	(6,286)	(3,661)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.00	06/13/2024	(10,477)	(6,733)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.50	06/20/2024	(5,680)	(3,685)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	3.00	06/20/2024	(9,428)	(6,766)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(400,000)	(400,000)	2.25	08/20/2024	(12,000)	(16,653)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(280,000)	(280,000)	3.05	03/12/2029	(14,854)	(8,595)
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(270,000)	(270,000)	2.35	07/10/2020	(2,687)	(1,145)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(820,000)	(820,000)	3.87	06/07/2021	(15,878)	(386)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(4,615,000)	(4,615,000)	2.33	04/06/2020	(9,853)	—
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(4,615,000)	(4,615,000)	2.31	04/06/2020	(9,836)	—
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(4,670,000)	(4,670,000)	1.76	06/10/2020	(13,426)	(2,713)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(390,000)	(390,000)	1.32	08/05/2020	(1,170)	(1,378)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(2,110,000)	(2,110,000)	1.58	11/05/2020	(4,566)	(4,115)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(4,450,000)	(4,450,000)	2.35	05/17/2021	(8,822)	(1,296)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(6,070,000)	(6,070,000)	2.15	05/27/2021	(16,996)	(3,832)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(7,510,000)	(7,510,000)	2.40	06/01/2021	(13,518)	(2,011)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(920,000)	(920,000)	2.80	01/03/2020	(2,100)	—
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(1,050,000)	(1,050,000)	0.20	01/23/2020	(1,279)	—
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(2,340,000)	(2,340,000)	2.46	02/26/2020	(10,314)	—
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(2,270,000)	(2,270,000)	2.00	11/27/2020	(2,850)	(3,014)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,107,500)	(1,107,500)	1.53	12/11/2020	(5,385)	(5,988)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,110,000)	(1,110,000)	1.53	12/14/2020	(5,328)	(6,016)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,490,000)	(1,490,000)	3.25	12/29/2020	(5,439)	(10)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(2,790,000)	(2,790,000)	0.12	04/08/2021	(10,607)	(1,975)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(1,400,000)	(1,400,000)	0.16	04/12/2021	(4,785)	(855)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(908,800)	(908,800)	0.11	05/28/2021	(2,588)	(883)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(940,000)	(940,000)	0.05	06/10/2021	(2,420)	(1,228)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(420,000)	(420,000)	0.00	06/14/2021	(1,155)	(677)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(420,000)	(420,000)	0.00	06/18/2021	(987)	(692)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(610,000)	(610,000)	0.08	06/28/2021	(1,793)	(668)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(490,000)	(490,000)	0.00	07/01/2021	(996)	(850)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(500,000)	(500,000)	0.00	07/19/2021	(915)	(930)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(640,000)	(640,000)	(0.15)	08/09/2021	(896)	(2,186)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(1,140,000)	(1,140,000)	(0.15)	08/09/2021	(1,686)	(3,894)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	89

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(2,060,000)	(2,060,000)	(0.25)	09/03/2021	(3,502)	(10,282)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(1,830,000)	(1,830,000)	0.60	12/14/2020	(7,018)	(105)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(850,000)	(850,000)	0.55	12/21/2020	(3,083)	(61)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(1,810,000)	(1,810,000)	0.10	03/29/2021	(6,703)	(1,320)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(1,400,000)	(1,400,000)	0.10	04/12/2021	(4,670)	(1,095)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(1,380,000)	(1,380,000)	0.15	04/19/2021	(5,021)	(916)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(410,000)	(410,000)	0.00	06/14/2021	(1,134)	(661)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(500,000)	(500,000)	0.00	06/21/2021	(1,218)	(828)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(460,000)	(460,000)	0.00	06/25/2021	(1,082)	(779)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(480,000)	(480,000)	(0.05)	07/02/2021	(1,002)	(1,014)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(12,100,000)	(12,100,000)	3.40	02/24/2020	(45,980)	(1)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,850,000)	(1,850,000)	2.88	04/14/2020	(13,389)	—
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,850,000)	(1,850,000)	2.89	04/14/2020	(13,343)	—
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,820,000)	(1,820,000)	2.94	04/17/2020	(12,649)	—
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,000,000)	(1,000,000)	3.15	05/05/2020	(5,500)	—
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,340,000)	(1,340,000)	3.35	05/29/2020	(4,874)	—
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(950,000)	(950,000)	2.90	05/29/2020	(6,983)	—
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,330,000)	(1,330,000)	3.45	06/08/2020	(5,553)	—
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(850,000)	(850,000)	3.50	06/15/2020	(3,124)	—
30-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(380,000)	(380,000)	2.85	06/11/2020	(4,548)	(810)
30-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(80,000)	(80,000)	1.91	11/27/2026	(10,500)	(11,487)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(247,500)	(247,500)	(0.12)	09/12/2022	(3,683)	(6,753)
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	EUR	(250,000)	(250,000)	(0.04)	09/13/2022	(3,974)	(6,072)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(700,000)	(700,000)	0.00	07/27/2020	(2,262)	(3,186)
Total							(557,902)	(305,471)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.775%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	05/19/2020	USD	585,000	(429)	—	—	—	(429)
Fixed rate of 1.528%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/22/2020	USD	1,120,000	(2,880)	—	—	—	(2,880)
3-Month USD LIBOR	Fixed rate of 1.560%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/27/2021	USD	2,120,000	2,724	—	—	2,724	—
3-Month USD LIBOR	Fixed rate of 1.560%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/30/2021	USD	450,000	571	—	—	571	—
3-Month USD LIBOR	Fixed rate of 1.770%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/15/2021	USD	1,820,000	(2,151)	—	—	—	(2,151)
Fixed rate of 2.014%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/02/2021	USD	245,000	2,237	—	—	2,237	—
Fixed rate of 1.926%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	10/18/2021	CAD	3,780,000	(5,777)	—	—	—	(5,777)
3-Month USD LIBOR	Fixed rate of 1.624%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/22/2021	USD	2,875,000	5,111	—	—	5,111	—
Fixed rate of 2.318%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	10/25/2021	USD	1,560,000	18,678	—	—	18,678	—
Fixed rate of 2.314%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/04/2021	USD	270,000	3,238	—	—	3,238	—
Fixed rate of 2.173%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/18/2021	USD	340,000	3,182	—	—	3,182	—
Fixed rate of 2.120%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/26/2021	USD	370,000	3,079	—	—	3,079	—
Fixed rate of 1.961%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/03/2021	USD	700,000	3,687	—	—	3,687	—
Fixed rate of 2.001%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/03/2021	USD	360,000	2,176	—	—	2,176	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.305%	Receives Annually, Pays Annually	Goldman Sachs	12/15/2021	USD	6,180,000	12,714	—	—	12,714	—
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.411%	Receives Annually, Pays Annually	Goldman Sachs	12/15/2021	USD	2,750,000	560	—	—	560	—
6-Month EURIBOR	Fixed rate of -0.450%	Receives SemiAnnually, Pays Annually	Goldman Sachs	12/16/2021	EUR	495,000	944	—	—	944	—
Fixed rate of 1.585%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/24/2021	USD	190,000	(395)	—	—	—	(395)
Fixed rate of 1.632%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	01/07/2022	USD	300,000	(284)	—	—	—	(284)
Fixed rate of 2.526%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/07/2022	USD	6,090,000	106,711	—	—	106,711	—
Fixed rate of 1.405%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	02/10/2022	USD	200,000	(998)	—	—	—	(998)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	91

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.460%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/10/2022	USD	280,000	4,446	—	—	4,446	—
Fixed rate of 2.434%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/23/2022	USD	375,000	5,783	—	—	5,783	—
Fixed rate of 2.431%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/23/2022	USD	375,000	5,761	—	—	5,761	—
Fixed rate of 2.230%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/24/2022	USD	570,000	6,516	—	—	6,516	—
Fixed rate of 2.247%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/24/2022	USD	360,000	4,239	—	—	4,239	—
Fixed rate of 2.033%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/30/2022	USD	1,890,000	14,391	—	—	14,391	—
Fixed rate of 2.155%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/30/2022	USD	340,000	3,396	—	—	3,396	—
Fixed rate of 2.187%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/31/2022	USD	310,000	3,295	—	—	3,295	—
Fixed rate of 2.056%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	03/31/2022	USD	180,000	1,450	—	—	1,450	—
Fixed rate of 2.244%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	04/06/2022	USD	320,000	3,762	—	—	3,762	—
Fixed rate of 2.210%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	04/15/2022	USD	370,000	4,140	—	—	4,140	—
3-Month USD LIBOR	Fixed rate of 1.870%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/02/2022	USD	2,330,000	(6,008)	—	—	—	(6,008)
Fixed rate of 1.744%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/16/2022	USD	750,000	1,670	—	—	1,670	—
Fixed rate of 1.713%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	07/13/2022	USD	3,750,000	3,589	—	—	3,589	—
3-Month USD LIBOR	Fixed rate of 1.741%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/14/2022	USD	1,260,000	(2,842)	—	—	—	(2,842)
3-Month USD LIBOR	Fixed rate of 1.455%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/01/2022	USD	470,000	1,524	—	—	1,524	—
3-Month USD LIBOR	Fixed rate of 1.656%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/22/2022	USD	265,000	(163)	—	—	—	(163)
3-Month USD LIBOR	Fixed rate of 1.660%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/22/2022	USD	265,000	(184)	—	—	—	(184)
6-Month EURIBOR	Fixed rate of 0.098%	Receives SemiAnnually, Pays Annually	Goldman Sachs	04/12/2023	EUR	1,310,000	(7,830)	—	—	—	(7,830)
3-Month USD LIBOR	Fixed rate of 1.771%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/12/2023	USD	3,810,000	(2,362)	—	—	—	(2,362)
6-Month EURIBOR	Fixed rate of -0.300%	Receives SemiAnnually, Pays Annually	Goldman Sachs	07/25/2023	EUR	1,340,000	5,217	—	—	5,217	—
Fixed rate of -0.454%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/11/2023	EUR	160,000	(1,211)	—	—	—	(1,211)
Fixed rate of -0.577%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	08/17/2023	EUR	160,000	(1,665)	—	—	—	(1,665)
Fixed rate of -0.433%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	09/14/2023	EUR	130,000	(959)	—	—	—	(959)
Fixed rate of -0.450%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	09/28/2023	EUR	280,000	(2,205)	—	—	—	(2,205)
Fixed rate of -0.436%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	10/06/2023	EUR	130,000	(991)	—	—	—	(991)
3-Month USD LIBOR	Fixed rate of 1.546%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/26/2023	USD	470,000	1,236	—	—	1,236	—
3-Month USD LIBOR	Fixed rate of 1.582%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/01/2023	USD	290,000	571	—	—	571	—
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.606%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/01/2023	USD	290,000	441	—	—	441	—
6-Month EURIBOR	Fixed rate of -0.167%	Receives SemiAnnually, Pays Annually	Goldman Sachs	12/13/2023	EUR	460,000	946	—	—	946	—
6-Month EURIBOR	Fixed rate of -0.115%	Receives SemiAnnually, Pays Annually	Goldman Sachs	12/27/2023	EUR	380,000	382	—	—	382	—
6-Month EURIBOR	Fixed rate of -0.056%	Receives SemiAnnually, Pays Annually	Goldman Sachs	01/03/2024	EUR	240,000	(65)	—	—	—	(65)
6-Month EURIBOR	Fixed rate of -0.050%	Receives SemiAnnually, Pays Annually	Goldman Sachs	01/03/2024	EUR	240,000	(101)	—	—	—	(101)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.852%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/01/2024	USD	2,210,000	(585)	—	—	—	(585)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.706%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/12/2024	USD	1,000,000	7,554	—	—	7,554	—
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 0.908%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/15/2024	EUR	1,285,000	10,838	—	—	10,838	—
Fixed rate of 3.208%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	10/29/2024	USD	1,025,000	61,258	—	—	61,258	—
Fixed rate of 2.550%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	10/31/2024	USD	110,000	5,193	—	—	5,193	—
6-Month EURIBOR	Fixed rate of -0.173%	Receives SemiAnnually, Pays Annually	Goldman Sachs	11/11/2024	EUR	100,000	241	—	—	241	—
6-Month EURIBOR	Fixed rate of -0.216%	Receives SemiAnnually, Pays Annually	Goldman Sachs	11/21/2024	EUR	160,000	800	—	—	800	—
Fixed rate of 0.000%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	11/29/2024	USD	2,000,000	105,800	—	—	105,800	—
3-Month USD LIBOR	Fixed rate of 2.572%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	02/07/2025	USD	1,720,000	(71,932)	—	—	—	(71,932)
3-Month USD LIBOR	Fixed rate of 2.622%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/06/2025	USD	120,000	(5,182)	—	—	—	(5,182)
6-Month EURIBOR	Fixed rate of -0.175%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/18/2025	EUR	25,000	117	—	—	117	—
3-Month USD LIBOR	Fixed rate of 2.161%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/31/2025	USD	80,000	(1,683)	—	—	—	(1,683)
3-Month USD LIBOR	Fixed rate of 1.755%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/15/2026	USD	500,000	895	—	—	895	—
Fixed rate of 3.505%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2028	GBP	705,000	24,670	—	—	24,670	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.249%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/30/2028	USD	705,000	(22,454)	—	—	—	(22,454)
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 1.296%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/15/2029	EUR	465,000	(8,119)	—	—	—	(8,119)
Fixed rate of 3.490%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/15/2029	GBP	640,000	11,366	—	—	11,366	—
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 1.290%	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/15/2029	EUR	900,000	(12,569)	—	—	—	(12,569)
3-Month NZD LIBOR	Fixed rate of 2.588%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/20/2029	NZD	120,060	(6,547)	—	—	—	(6,547)
3-Month NZD LIBOR	Fixed rate of 2.576%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/20/2029	NZD	224,940	(12,104)	—	—	—	(12,104)
3-Month NZD LIBOR	Fixed rate of 2.545%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/20/2029	NZD	610,000	(31,684)	—	—	—	(31,684)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	93

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month NZD LIBOR	Fixed rate of 2.800%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/20/2029	NZD	600,160	(40,169)	—	—	—	(40,169)
3-Month USD LIBOR	Fixed rate of 1.832%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/15/2029	USD	130,000	453	—	—	453	—
3-Month USD LIBOR	Fixed rate of 1.670%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/15/2029	USD	1,230,000	22,165	—	—	22,165	—
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 1.093%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/15/2029	EUR	660,000	7,872	—	—	7,872	—
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 1.053%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/15/2029	EUR	455,000	7,671	—	—	7,671	—
3-Month USD LIBOR	Fixed rate of 1.765%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/15/2029	USD	345,000	3,485	—	—	3,485	—
Fixed rate of 1.867%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	08/15/2029	USD	345,000	(441)	—	—	—	(441)
Fixed rate of 1.841%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	08/15/2029	USD	345,000	(1,217)	—	—	—	(1,217)
Fixed rate of 1.273%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	08/15/2029	NZD	750,000	(20,521)	—	—	—	(20,521)
Fixed rate of 1.750%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/22/2029	USD	555,000	(12,987)	—	—	—	(12,987)
UK Retail Price Index All Items Monthly	Fixed rate of 3.750%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2029	GBP	345,000	(21,128)	—	—	—	(21,128)
UK Retail Price Index All Items Monthly	Fixed rate of 3.715%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/15/2029	GBP	400,000	(22,103)	—	—	—	(22,103)
Eurostat Eurozone HICP ex Tobacco NSA	Fixed rate of 1.088%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2029	EUR	445,000	7,218	—	—	7,218	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.456%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2029	GBP	165,000	(1,277)	—	—	—	(1,277)
Fixed rate of 1.857%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/25/2029	USD	530,000	(7,841)	—	—	—	(7,841)
UK Retail Price Index All Items Monthly	Fixed rate of 3.463%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/15/2029	GBP	320,000	(1,079)	—	—	—	(1,079)
Fixed rate of 0.000%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/16/2029	USD	392,000	(4,298)	—	—	—	(4,298)
3-Month USD LIBOR	Fixed rate of 1.908%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/23/2029	USD	40,000	(42)	—	—	—	(42)
3-Month USD LIBOR	Fixed rate of 1.912%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/23/2029	USD	50,000	(71)	—	—	—	(71)
3-Month USD LIBOR	Fixed rate of 1.900%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	12/30/2029	USD	20,000	(4)	—	—	—	(4)
3-Month USD LIBOR	Fixed rate of 2.357%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	03/29/2030	USD	410,000	(17,086)	—	—	—	(17,086)
3-Month USD LIBOR	Fixed rate of 2.554%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	05/06/2030	USD	80,000	(4,738)	—	—	—	(4,738)
Fixed rate of 2.447%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	05/18/2031	USD	80,000	3,447	—	—	3,447	—
Fixed rate of 2.102%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	06/22/2031	USD	40,000	456	—	—	456	—
3-Month USD LIBOR	Fixed rate of 1.890%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/08/2031	USD	45,000	445	—	—	445	—
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month JPY BBA LIBOR	Fixed rate of 0.336%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	02/08/2034	JPY	3,070,000	(444)	—	—	—	(444)
3-Month USD LIBOR	Fixed rate of 1.645%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/22/2034	USD	120,000	5,225	—	—	5,225	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.420%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2034	GBP	815,000	(17,711)	—	—	—	(17,711)
3-Month USD LIBOR	Fixed rate of 1.907%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/21/2034	USD	150,000	3,276	—	—	3,276	—
3-Month USD LIBOR	Fixed rate of 1.933%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/22/2034	USD	120,000	2,357	—	—	2,357	—
3-Month USD LIBOR	Fixed rate of 1.976%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/23/2034	USD	60,000	961	—	—	961	—
3-Month USD LIBOR	Fixed rate of 1.982%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/23/2034	USD	60,000	933	—	—	933	—
3-Month USD LIBOR	Fixed rate of 1.998%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/07/2034	USD	130,000	1,857	—	—	1,857	—
3-Month USD LIBOR	Fixed rate of 2.111%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/12/2034	USD	130,000	627	—	—	627	—
6-Month JPY BBA LIBOR	Fixed rate of 0.295%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	06/17/2039	JPY	2,550,000	209	—	—	209	—
6-Month JPY BBA LIBOR	Fixed rate of 0.167%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	08/08/2039	JPY	1,860,000	576	—	—	576	—
Fixed rate of 3.360%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2039	GBP	815,000	13,890	—	—	13,890	—
3-Month USD LIBOR	Fixed rate of 2.098%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	10/23/2039	USD	70,000	963	—	—	963	—
6-Month JPY BBA LIBOR	Fixed rate of 0.715%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	03/21/2044	JPY	1,800,000	(736)	—	—	—	(736)
6-Month JPY BBA LIBOR	Fixed rate of 0.201%	Receives SemiAnnually, Pays SemiAnnually	Goldman Sachs	08/28/2044	JPY	930,000	499	—	—	499	—
Fixed rate of 3.270%	UK Retail Price Index All Items Monthly	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2044	GBP	630,000	4,315	—	—	4,315	—
3-Month USD LIBOR	Fixed rate of 2.110%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	11/15/2044	USD	160,000	1,511	—	—	1,511	—
Fixed rate of 1.390%	Eurostat Eurozone HICP ex Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	06/15/2049	EUR	110,000	(7,285)	—	—	—	(7,285)
3-Month USD LIBOR	Fixed rate of 2.378%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	07/05/2049	USD	60,000	(768)	—	—	—	(768)
Fixed rate of 1.395%	Eurostat Eurozone HICP ex Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/15/2049	EUR	115,000	(7,396)	—	—	—	(7,396)
3-Month USD LIBOR	Fixed rate of 1.709%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/16/2049	USD	50,000	1,459	—	—	1,459	—
3-Month USD LIBOR	Fixed rate of 1.667%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	08/17/2049	USD	40,000	1,274	—	—	1,274	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.786%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/22/2049	USD	175,000	12,426	—	—	12,426	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.160%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/15/2049	GBP	630,000	4,878	—	—	4,878	—
Fixed rate of 1.427%	Eurostat Eurozone HICP ex Tobacco NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/15/2049	EUR	120,000	(7,215)	—	—	—	(7,215)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	95

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.948%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/25/2049	USD	165,000	4,120	—	—	4,120	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.960%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/12/2049	USD	385,000	7,956	—	—	7,956	—
Fixed rate of 1.770%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/12/2049	USD	40,000	(3,005)	—	—	—	(3,005)
3-Month USD LIBOR	Fixed rate of 2.350%	Receives Quarterly, Pays SemiAnnually	Goldman Sachs	06/15/2050	USD	150,000	(8,582)	—	—	—	(8,582)
Fixed rate of 1.929%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Goldman Sachs	12/01/2056	USD	10,000	(501)	—	—	—	(501)
Total							168,619	—	—	589,623	(421,004)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	1.550%
3-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	2.075%
3-Month NZD LIBOR	London Interbank Offered Rate	1.290%
3-Month USD LIBOR	London Interbank Offered Rate	1.908%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.324%)
6-Month JPY BBA LIBOR	London Interbank Offered Rate	0.018%
Eurostat Eurozone HICP ex-Tobacco NSA	Harmonised Index of Consumer Price Index Excluding Tobacco	0.300%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	2.285%
UK Retail Price Index All Items Monthly	United Kingdom Retail Price Index All Items	1.300%
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by a governmental entity.
(c)	Zero coupon bond.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $48,003,443, which represents 44.11% of total net assets.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	412,806	34,089,081	(33,419,163)	1,082,724	(84)	—	20,235	1,082,616
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Foreign Government Obligations	—	53,612	—	53,612
Inflation-Indexed Bonds	—	105,555,730	—	105,555,730
Options Purchased Calls	2,838	244,310	—	247,148
Options Purchased Puts	188	166,816	—	167,004
Money Market Funds	1,082,616	—	—	1,082,616
Total Investments in Securities	1,085,642	106,020,468	—	107,106,110
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	97

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	49,985	—	49,985
Futures Contracts	88,887	—	—	88,887
Swap Contracts	—	589,623	—	589,623
Liability
Forward Foreign Currency Exchange Contracts	—	(1,278,713)	—	(1,278,713)
Futures Contracts	(119,567)	—	—	(119,567)
Options Contracts Written	(3,937)	(773,741)	—	(777,678)
Swap Contracts	—	(421,004)	—	(421,004)
Total	1,051,025	104,186,618	—	105,237,643
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Communication Services 3.6%
Entertainment 1.4%
Cinemark Holdings, Inc.	265,825	8,998,176
Media 2.2%
Interpublic Group of Companies, Inc. (The)	326,400	7,539,840
ViacomCBS, Inc., Class B	170,525	7,156,935
Total		14,696,775
Total Communication Services		23,694,951
Consumer Discretionary 7.5%
Auto Components 1.7%
BorgWarner, Inc.	254,775	11,052,140
Hotels, Restaurants & Leisure 2.6%
Darden Restaurants, Inc.	93,550	10,197,885
Yum! Brands, Inc.	70,500	7,101,465
Total		17,299,350
Specialty Retail 1.0%
AutoNation, Inc.(a)	141,325	6,872,635
Textiles, Apparel & Luxury Goods 2.2%
Carter’s, Inc.	130,075	14,222,400
Total Consumer Discretionary		49,446,525
Consumer Staples 9.8%
Food & Staples Retailing 3.5%
Kroger Co. (The)	446,575	12,946,209
Sysco Corp.	119,700	10,239,138
Total		23,185,347
Food Products 3.4%
Archer-Daniels-Midland Co.	355,125	16,460,044
Hormel Foods Corp.	123,400	5,566,574
Total		22,026,618
Household Products 2.9%
Clorox Co. (The)	58,000	8,905,320
Kimberly-Clark Corp.	74,075	10,189,016
Total		19,094,336
Total Consumer Staples		64,306,301
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.0%
Oil, Gas & Consumable Fuels 5.0%
Cimarex Energy Co.	174,900	9,180,501
Devon Energy Corp.	364,300	9,460,871
Parsley Energy, Inc., Class A	367,600	6,951,316
Valero Energy Corp.	76,200	7,136,130
Total		32,728,818
Total Energy		32,728,818
Financials 16.9%
Banks 4.3%
Prosperity Bancshares, Inc.	151,300	10,876,957
TCF Financial Corp.	141,000	6,598,800
Zions Bancorp	205,000	10,643,600
Total		28,119,357
Capital Markets 1.6%
E*TRADE Financial Corp.	238,150	10,804,865
Insurance 11.0%
Aflac, Inc.	121,250	6,414,125
Alleghany Corp.(a)	18,520	14,808,036
Allstate Corp. (The)	79,975	8,993,189
American Financial Group, Inc.	99,600	10,921,140
Arthur J Gallagher & Co.	56,850	5,413,826
Everest Re Group Ltd.	24,700	6,837,948
Fidelity National Financial, Inc.	141,750	6,428,362
Old Republic International Corp.	293,600	6,567,832
WR Berkley Corp.	87,137	6,021,167
Total		72,405,625
Total Financials		111,329,847
Health Care 5.1%
Health Care Providers & Services 4.7%
AmerisourceBergen Corp.	115,950	9,858,069
Molina Healthcare, Inc.(a)	32,000	4,342,080
Quest Diagnostics, Inc.	156,376	16,699,393
Total		30,899,542
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	99

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.4%
QIAGEN NV(a)	71,200	2,406,560
Total Health Care		33,306,102
Industrials 14.8%
Aerospace & Defense 1.8%
Textron, Inc.	258,800	11,542,480
Airlines 1.7%
Alaska Air Group, Inc.	159,700	10,819,675
Building Products 1.2%
Owens Corning	123,165	8,020,505
Commercial Services & Supplies 1.0%
Republic Services, Inc.	70,910	6,355,663
Electrical Equipment 0.9%
Hubbell, Inc.	41,440	6,125,661
Machinery 4.0%
AGCO Corp.	127,125	9,820,406
Ingersoll-Rand PLC	32,300	4,293,316
Parker-Hannifin Corp.	45,170	9,296,889
Xylem, Inc.	39,530	3,114,569
Total		26,525,180
Professional Services 1.4%
ManpowerGroup, Inc.	95,400	9,263,340
Road & Rail 2.8%
JB Hunt Transport Services, Inc.	62,400	7,287,072
Landstar System, Inc.	98,600	11,227,582
Total		18,514,654
Total Industrials		97,167,158
Information Technology 14.6%
Communications Equipment 1.2%
Motorola Solutions, Inc.	49,650	8,000,601
Electronic Equipment, Instruments & Components 2.9%
Coherent, Inc.(a)	49,125	8,171,944
Flex Ltd.(a)	844,100	10,652,542
Total		18,824,486
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 5.1%
DXC Technology Co.	149,800	5,630,982
Genpact Ltd.	163,300	6,886,361
Leidos Holdings, Inc.	113,800	11,139,882
MAXIMUS, Inc.	135,700	10,094,723
Total		33,751,948
Semiconductors & Semiconductor Equipment 2.0%
KLA Corp.	24,400	4,347,348
Skyworks Solutions, Inc.	72,300	8,739,624
Total		13,086,972
Software 2.2%
Nuance Communications, Inc.(a)	656,500	11,705,395
Synopsys, Inc.(a)	22,290	3,102,768
Total		14,808,163
Technology Hardware, Storage & Peripherals 1.2%
Hewlett Packard Enterprise Co.	478,300	7,585,838
Total Information Technology		96,058,008
Materials 9.0%
Chemicals 3.3%
Eastman Chemical Co.	151,550	12,011,853
Westlake Chemical Corp.	134,700	9,449,205
Total		21,461,058
Containers & Packaging 3.4%
AptarGroup, Inc.	57,350	6,630,807
Avery Dennison Corp.	79,975	10,462,329
Packaging Corp. of America	48,800	5,465,112
Total		22,558,248
Metals & Mining 2.3%
Reliance Steel & Aluminum Co.	82,097	9,831,937
Steel Dynamics, Inc.	150,000	5,106,000
Total		14,937,937
Total Materials		58,957,243

The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 7.5%
Equity Real Estate Investment Trusts (REITS) 7.5%
Healthcare Trust of America, Inc., Class A	341,675	10,345,919
Highwoods Properties, Inc.	225,200	11,014,532
Lamar Advertising Co., Class A	138,800	12,389,288
National Retail Properties, Inc.	129,725	6,955,855
Public Storage	38,800	8,262,848
Total		48,968,442
Total Real Estate		48,968,442
Utilities 3.4%
Electric Utilities 2.4%
Alliant Energy Corp.	157,500	8,618,400
Xcel Energy, Inc.	111,032	7,049,422
Total		15,667,822
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.0%
DTE Energy Co.	50,805	6,598,045
Total Utilities		22,265,867
Total Common Stocks (Cost $563,646,667)		638,229,262

Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	22,716,548	22,714,277
Total Money Market Funds (Cost $22,714,815)		22,714,277
Total Investments in Securities (Cost: $586,361,482)		660,943,539
Other Assets & Liabilities, Net		(4,342,828)
Net Assets		656,600,711

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	17,504,579	92,116,606	(86,904,637)	22,716,548	196	(538)	411,721	22,714,277
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	101

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	23,694,951	—	—	23,694,951
Consumer Discretionary	49,446,525	—	—	49,446,525
Consumer Staples	64,306,301	—	—	64,306,301
Energy	32,728,818	—	—	32,728,818
Financials	111,329,847	—	—	111,329,847
Health Care	33,306,102	—	—	33,306,102
Industrials	97,167,158	—	—	97,167,158
Information Technology	96,058,008	—	—	96,058,008
Materials	58,957,243	—	—	58,957,243
Real Estate	48,968,442	—	—	48,968,442
Utilities	22,265,867	—	—	22,265,867
Total Common Stocks	638,229,262	—	—	638,229,262
Money Market Funds	22,714,277	—	—	22,714,277
Total Investments in Securities	660,943,539	—	—	660,943,539
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
Variable Portfolio – Partners Core Equity Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 8.3%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	338,977	13,247,221
Verizon Communications, Inc.	368,492	22,625,409
Total		35,872,630
Entertainment 1.6%
Activision Blizzard, Inc.	125,700	7,469,094
Electronic Arts, Inc.(a)	53,800	5,784,038
Madison Square Garden Co. (The), Class A(a)	11,630	3,421,430
Take-Two Interactive Software, Inc.(a)	32,030	3,921,433
Walt Disney Co. (The)	110,731	16,015,024
Total		36,611,019
Interactive Media & Services 5.0%
Alphabet, Inc., Class C(a)	68,955	92,194,214
Facebook, Inc., Class A(a)	92,226	18,929,386
Twitter, Inc.(a)	122,700	3,932,535
Total		115,056,135
Media 0.1%
Cable One, Inc.	931	1,385,766
Charter Communications, Inc., Class A(a)	1,590	771,277
Total		2,157,043
Total Communication Services		189,696,827
Consumer Discretionary 11.3%
Auto Components 0.5%
Magna International, Inc.	208,161	11,415,549
Automobiles 1.1%
Ford Motor Co.	1,649,200	15,337,560
General Motors Co.	264,000	9,662,400
Total		24,999,960
Diversified Consumer Services 0.0%
frontdoor, Inc.(a)	13,840	656,293
Hotels, Restaurants & Leisure 4.6%
Darden Restaurants, Inc.	23,710	2,584,627
Domino’s Pizza, Inc.	22,500	6,610,050
Hilton Worldwide Holdings, Inc.	84,467	9,368,235
Marriott International, Inc., Class A	46,600	7,056,638
Common Stocks (continued)
Issuer	Shares	Value ($)
McDonald’s Corp.	86,327	17,059,079
MGM Resorts International	360,844	12,005,280
Starbucks Corp.	219,388	19,288,593
Wynn Resorts Ltd.	57,100	7,929,477
Yum! Brands, Inc.	220,981	22,259,416
Total		104,161,395
Household Durables 0.1%
Whirlpool Corp.	11,050	1,630,207
Internet & Direct Marketing Retail 4.2%
Amazon.com, Inc.(a)	49,591	91,636,233
Expedia Group, Inc.	33,914	3,667,460
Total		95,303,693
Multiline Retail 0.4%
Dollar Tree, Inc.(a)	111,698	10,505,197
Specialty Retail 0.2%
Best Buy Co., Inc.	50,900	4,469,020
Textiles, Apparel & Luxury Goods 0.2%
Nike, Inc., Class B	58,978	5,975,061
Total Consumer Discretionary		259,116,375
Consumer Staples 5.4%
Beverages 2.1%
Coca-Cola Co. (The)	455,800	25,228,530
PepsiCo, Inc.	165,582	22,630,092
Total		47,858,622
Food & Staples Retailing 0.6%
Kroger Co. (The)	143,700	4,165,863
Sysco Corp.	22,532	1,927,387
Walgreens Boots Alliance, Inc.	133,463	7,868,979
Total		13,962,229
Food Products 1.5%
Archer-Daniels-Midland Co.	172,414	7,991,389
Kraft Heinz Co. (The)	129,514	4,161,284
Mondelez International, Inc., Class A	395,562	21,787,555
Total		33,940,228
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	103

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.5%
Colgate-Palmolive Co.	21,400	1,473,176
Kimberly-Clark Corp.	71,247	9,800,025
Total		11,273,201
Tobacco 0.7%
Philip Morris International, Inc.	191,755	16,316,433
Total Consumer Staples		123,350,713
Energy 3.6%
Energy Equipment & Services 0.4%
Halliburton Co.	369,400	9,039,218
Oil, Gas & Consumable Fuels 3.2%
Cabot Oil & Gas Corp.	190,000	3,307,900
Chevron Corp.	46,720	5,630,227
Concho Resources, Inc.	105,912	9,274,714
ConocoPhillips Co.	179,800	11,692,394
EOG Resources, Inc.	190,947	15,993,721
HollyFrontier Corp.	35,500	1,800,205
PBF Energy, Inc., Class A	24,718	775,404
Phillips 66	120,683	13,445,293
Pioneer Natural Resources Co.	16,962	2,567,538
Valero Energy Corp.	91,613	8,579,557
Total		73,066,953
Total Energy		82,106,171
Financials 13.4%
Banks 3.2%
JPMorgan Chase & Co.	179,525	25,025,785
M&T Bank Corp.	43,000	7,299,250
PNC Financial Services Group, Inc. (The)	125,585	20,047,134
Texas Capital Bancshares, Inc.(a)	9,265	525,974
U.S. Bancorp	90,700	5,377,603
Wells Fargo & Co.	288,894	15,542,497
Total		73,818,243
Capital Markets 3.5%
Bank of New York Mellon Corp. (The)	199,300	10,030,769
BlackRock, Inc.	14,613	7,345,955
Charles Schwab Corp. (The)	176,900	8,413,364
E*TRADE Financial Corp.	59,300	2,690,441
Intercontinental Exchange, Inc.	195,064	18,053,173
Common Stocks (continued)
Issuer	Shares	Value ($)
Morgan Stanley	297,865	15,226,859
Northern Trust Corp.	96,500	10,252,160
Raymond James Financial, Inc.	38,000	3,399,480
State Street Corp.	51,625	4,083,538
Total		79,495,739
Consumer Finance 0.6%
Ally Financial, Inc.	53,295	1,628,695
Capital One Financial Corp.	78,000	8,026,980
Synchrony Financial	127,900	4,605,679
Total		14,261,354
Diversified Financial Services 0.2%
AXA Equitable Holdings, Inc.	182,018	4,510,406
Insurance 5.9%
Allstate Corp. (The)	105,439	11,856,615
American International Group, Inc.	549,676	28,214,869
Brighthouse Financial, Inc.(a)	57,353	2,249,958
Chubb Ltd.	55,540	8,645,356
Everest Re Group Ltd.	13,134	3,636,017
Marsh & McLennan Companies, Inc.	185,760	20,695,522
MetLife, Inc.	159,500	8,129,715
Progressive Corp. (The)	99,600	7,210,044
Prudential Financial, Inc.	112,044	10,503,005
Reinsurance Group of America, Inc.	18,800	3,065,528
Willis Towers Watson PLC	150,497	30,391,364
Total		134,597,993
Total Financials		306,683,735
Health Care 14.7%
Biotechnology 3.5%
AbbVie, Inc.	418,304	37,036,636
Biogen, Inc.(a)	43,880	13,020,512
Gilead Sciences, Inc.	231,000	15,010,380
Incyte Corp.(a)	45,100	3,938,132
Vertex Pharmaceuticals, Inc.(a)	49,300	10,794,235
Total		79,799,895

The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.8%
ABIOMED, Inc.(a)	7,015	1,196,689
Align Technology, Inc.(a)	14,550	4,060,032
Boston Scientific Corp.(a)	354,027	16,009,101
Danaher Corp.	152,683	23,433,787
ICU Medical, Inc.(a)	7,310	1,367,847
Medtronic PLC	219,320	24,881,854
Stryker Corp.	78,032	16,382,038
Total		87,331,348
Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	67,400	5,730,348
Anthem, Inc.	49,700	15,010,891
Cigna Corp.	95,719	19,573,578
Humana, Inc.	33,180	12,161,134
McKesson Corp.	91,160	12,609,251
Molina Healthcare, Inc.(a)	13,130	1,781,610
Total		66,866,812
Health Care Technology 0.2%
Cerner Corp.	65,476	4,805,284
Pharmaceuticals 4.3%
Bristol-Myers Squibb Co.	123,289	7,913,921
Eli Lilly & Co.	79,864	10,496,525
Johnson & Johnson	178,906	26,097,018
Merck & Co., Inc.	231,788	21,081,119
Mylan NV(a)	267,400	5,374,740
Perrigo Co. PLC	53,960	2,787,574
Pfizer, Inc.	613,214	24,025,724
Total		97,776,621
Total Health Care		336,579,960
Industrials 8.1%
Aerospace & Defense 1.8%
Arconic, Inc.	102,800	3,163,156
Boeing Co. (The)	61,535	20,045,642
Northrop Grumman Corp.	43,298	14,893,213
Spirit AeroSystems Holdings, Inc., Class A	9,800	714,224
Textron, Inc.	58,453	2,607,004
Total		41,423,239
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.9%
Expeditors International of Washington, Inc.	77,346	6,034,535
United Parcel Service, Inc., Class B	115,800	13,555,548
XPO Logistics, Inc.(a)	14,250	1,135,725
Total		20,725,808
Airlines 0.2%
United Airlines Holdings, Inc.(a)	42,100	3,708,589
Building Products 0.3%
Lennox International, Inc.	18,170	4,432,935
Resideo Technologies, Inc.(a)	123,984	1,479,129
Total		5,912,064
Commercial Services & Supplies 0.8%
Waste Connections, Inc.	195,706	17,768,148
Construction & Engineering 0.1%
AECOM(a)	42,603	1,837,467
Industrial Conglomerates 1.4%
General Electric Co.	1,776,083	19,821,086
Honeywell International, Inc.	66,612	11,790,324
Total		31,611,410
Machinery 1.8%
AGCO Corp.	92,366	7,135,274
Cummins, Inc.	40,020	7,161,979
Deere & Co.	41,500	7,190,290
PACCAR, Inc.	94,800	7,498,680
Pentair PLC	134,716	6,179,423
Westinghouse Air Brake Technologies Corp.	90,300	7,025,340
Total		42,190,986
Professional Services 0.1%
ManpowerGroup, Inc.	31,752	3,083,119
Road & Rail 0.6%
Landstar System, Inc.	37,000	4,213,190
Union Pacific Corp.	54,000	9,762,660
Total		13,975,850
Trading Companies & Distributors 0.1%
WESCO International, Inc.(a)	28,369	1,684,835
Total Industrials		183,921,515

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	105

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 21.0%
Communications Equipment 1.0%
Arista Networks, Inc.(a)	8,896	1,809,446
Cisco Systems, Inc.	274,164	13,148,906
F5 Networks, Inc.(a)	14,191	1,981,773
Juniper Networks, Inc.	222,400	5,477,712
Total		22,417,837
Electronic Equipment, Instruments & Components 0.9%
Amphenol Corp., Class A	111,781	12,098,058
Arrow Electronics, Inc.(a)	72,606	6,152,632
Jabil, Inc.	30,884	1,276,436
Total		19,527,126
IT Services 5.0%
Accenture PLC, Class A	57,000	12,002,490
DXC Technology Co.	89,500	3,364,305
Fidelity National Information Services, Inc.	132,944	18,491,181
Fiserv, Inc.(a)	170,274	19,688,783
MasterCard, Inc., Class A	87,364	26,086,017
VeriSign, Inc.(a)	36,100	6,955,748
Visa, Inc., Class A	143,296	26,925,318
Total		113,513,842
Semiconductors & Semiconductor Equipment 2.5%
Cirrus Logic, Inc.(a)	14,800	1,219,668
Micron Technology, Inc.(a)	324,370	17,444,619
Qorvo, Inc.(a)	33,900	3,940,197
QUALCOMM, Inc.	186,300	16,437,249
Texas Instruments, Inc.	67,600	8,672,404
Xilinx, Inc.	84,000	8,212,680
Total		55,926,817
Software 7.4%
Citrix Systems, Inc.	68,600	7,607,740
Cornerstone OnDemand, Inc.(a)	11,368	665,596
Dropbox, Inc., Class A(a)	274,045	4,908,146
FireEye, Inc.(a)	127,200	2,102,616
Fortinet, Inc.(a)	42,600	4,547,976
Microsoft Corp.	729,692	115,072,428
New Relic, Inc.(a)	13,090	860,144
Nutanix, Inc., Class A(a)	19,900	622,074
Common Stocks (continued)
Issuer	Shares	Value ($)
Oracle Corp.	276,906	14,670,480
Palo Alto Networks, Inc.(a)	4,278	989,287
Salesforce.com, Inc.(a)	85,112	13,842,616
Teradata Corp.(a)	106,702	2,856,413
VMware, Inc., Class A	7,066	1,072,548
Total		169,818,064
Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	243,293	71,442,989
Dell Technologies, Inc.(a)	57,400	2,949,786
Hewlett Packard Enterprise Co.	302,800	4,802,408
HP, Inc.	303,800	6,243,090
NetApp, Inc.	57,800	3,598,050
Pure Storage, Inc., Class A(a)	38,000	650,180
Seagate Technology PLC	36,100	2,147,950
Western Digital Corp.	80,900	5,134,723
Total		96,969,176
Total Information Technology		478,172,862
Materials 4.7%
Chemicals 4.6%
Air Products & Chemicals, Inc.	59,245	13,921,983
Celanese Corp., Class A	41,060	5,055,307
CF Industries Holdings, Inc.	156,046	7,449,636
Chemours Co. LLC (The)	24,000	434,160
Corteva, Inc.	148,900	4,401,484
DuPont de Nemours, Inc.	401,904	25,802,237
Eastman Chemical Co.	109,806	8,703,224
Element Solutions, Inc.(a)	57,900	676,272
FMC Corp.	40,300	4,022,746
Linde PLC	104,970	22,348,113
NewMarket Corp.	4,697	2,285,184
PPG Industries, Inc.	36,960	4,933,790
Valvoline, Inc.	166,270	3,559,841
WR Grace & Co.	24,324	1,699,031
Total		105,293,008
Containers & Packaging 0.1%
O-I Glass, Inc.	86,355	1,030,215
Total Materials		106,323,223

The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 2.7%
American Tower Corp.	113,108	25,994,481
AvalonBay Communities, Inc.	33,832	7,094,570
Boston Properties, Inc.	49,239	6,788,088
Camden Property Trust	28,900	3,066,290
Equity Residential	16,900	1,367,548
Essex Property Trust, Inc.	16,670	5,015,336
Invitation Homes, Inc.	29,779	892,477
Public Storage	17,430	3,711,893
SBA Communications Corp.	26,600	6,410,334
SITE Centers Corp.	55,293	775,208
Total		61,116,225
Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A(a)	105,900	6,490,611
Total Real Estate		67,606,836
Utilities 4.5%
Electric Utilities 2.7%
American Electric Power Co., Inc.	30,600	2,892,006
Duke Energy Corp.	117,986	10,761,503
Exelon Corp.	279,646	12,749,061
FirstEnergy Corp.	78,762	3,827,833
NextEra Energy, Inc.	82,539	19,987,645
Pinnacle West Capital Corp.	22,400	2,014,432
Portland General Electric Co.	33,429	1,865,004
Southern Co. (The)	128,490	8,184,813
Total		62,282,297
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.0%
Atmos Energy Corp.	8,407	940,407
Independent Power and Renewable Electricity Producers 0.2%
NRG Energy, Inc.	93,858	3,730,855
Multi-Utilities 1.0%
DTE Energy Co.	14,600	1,896,102
Sempra Energy	134,846	20,426,472
Total		22,322,574
Water Utilities 0.6%
American Water Works Co., Inc.	108,361	13,312,149
Total Utilities		102,588,282
Total Common Stocks (Cost $1,984,862,052)		2,236,146,499

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	46,270,899	46,266,272
Total Money Market Funds (Cost $46,267,615)		46,266,272
Total Investments in Securities (Cost: $2,031,129,667)		2,282,412,771
Other Assets & Liabilities, Net		(1,079,491)
Net Assets		2,281,333,280

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	20,880,731	452,200,913	(426,810,745)	46,270,899	151	(1,343)	956,318	46,266,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	107

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Equity Fund, December 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	189,696,827	—	—	189,696,827
Consumer Discretionary	259,116,375	—	—	259,116,375
Consumer Staples	123,350,713	—	—	123,350,713
Energy	82,106,171	—	—	82,106,171
Financials	306,683,735	—	—	306,683,735
Health Care	336,579,960	—	—	336,579,960
Industrials	183,921,515	—	—	183,921,515
Information Technology	478,172,862	—	—	478,172,862
Materials	106,323,223	—	—	106,323,223
Real Estate	67,606,836	—	—	67,606,836
Utilities	102,588,282	—	—	102,588,282
Total Common Stocks	2,236,146,499	—	—	2,236,146,499
Money Market Funds	46,266,272	—	—	46,266,272
Total Investments in Securities	2,282,412,771	—	—	2,282,412,771
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.8%
Issuer	Shares	Value ($)
Communication Services 1.3%
Diversified Telecommunication Services 0.1%
Vonage Holdings Corp.(a)	122,718	909,340
Entertainment 0.1%
Madison Square Garden Co. (The), Class A(a)	1,716	504,830
Interactive Media & Services 0.2%
Meet Group, Inc. (The)(a)	109,198	547,082
TrueCar, Inc.(a)	150,353	714,177
Total		1,261,259
Media 0.9%
comScore, Inc.(a)	183,097	904,499
John Wiley & Sons, Inc., Class A	27,266	1,322,946
Liberty Latin America Ltd., Class C(a)	61,063	1,188,286
Marchex, Inc.(a)	16,192	61,206
Meredith Corp.	34,224	1,111,253
Scholastic Corp.	26,441	1,016,657
Tribune Publishing Co.	10,967	144,326
Total		5,749,173
Total Communication Services		8,424,602
Consumer Discretionary 7.6%
Auto Components 1.5%
American Axle & Manufacturing Holdings, Inc.(a)	200,022	2,152,237
Cooper Tire & Rubber Co.	43,608	1,253,730
Cooper-Standard Holding, Inc.(a)	52,113	1,728,067
Dana, Inc.	205,929	3,747,908
Modine Manufacturing Co.(a)	123,685	952,374
Shiloh Industries, Inc.(a)	3,096	11,022
Total		9,845,338
Distributors 0.1%
Funko, Inc., Class A(a)	26,831	460,420
Diversified Consumer Services 0.6%
Adtalem Global Education, Inc.(a)	6,616	231,361
American Public Education, Inc.(a)	35,222	964,731
Graham Holdings Co., Class B	1,458	931,647
Houghton Mifflin Harcourt Co.(a)	119,722	748,262
Common Stocks (continued)
Issuer	Shares	Value ($)
K12, Inc.(a)	14,673	298,596
Regis Corp.(a)	34,995	625,361
Total		3,799,958
Hotels, Restaurants & Leisure 2.4%
Boyd Gaming Corp.	34,921	1,045,535
Fiesta Restaurant Group, Inc.(a)	68,560	678,058
Habit Restaurants, Inc. (The), Class A(a)	57,146	596,033
Jack in the Box, Inc.	124,131	9,685,942
Papa John’s International, Inc.	49,627	3,133,945
Potbelly Corp.(a)	37,064	156,410
Red Lion Hotels Corp.(a)	183,237	683,474
Wingstop, Inc.	943	81,315
Total		16,060,712
Household Durables 1.1%
Bassett Furniture Industries, Inc.	5,033	83,950
GoPro, Inc., Class A(a)	169,693	736,468
Hooker Furniture Corp.	23,588	605,976
La-Z-Boy, Inc.	98,950	3,114,946
M/I Homes, Inc.(a)	63,037	2,480,506
MDC Holdings, Inc.	10,427	397,894
Total		7,419,740
Internet & Direct Marketing Retail 0.3%
Quotient Technology, Inc.(a)	202,506	1,996,709
Leisure Products 0.5%
Brunswick Corp.	31,557	1,892,789
Nautilus, Inc.(a)	51,472	90,076
Vista Outdoor, Inc.(a)	178,839	1,337,716
Total		3,320,581
Multiline Retail 0.0%
JCPenney Co., Inc.(a)	209,320	234,438
Specialty Retail 0.7%
Aaron’s, Inc.	66,572	3,801,927
American Eagle Outfitters, Inc.	68,445	1,006,141
Haverty Furniture Companies, Inc.	300	6,048
MarineMax, Inc.(a)	5,355	89,375
Total		4,903,491
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	109

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.4%
Culp, Inc.	23,301	317,360
G-III Apparel Group Ltd.(a)	81,847	2,741,874
Total		3,059,234
Total Consumer Discretionary		51,100,621
Consumer Staples 3.2%
Beverages 0.0%
Primo Water Corp.(a)	3,545	39,793
Food & Staples Retailing 0.1%
SpartanNash Co.	36,762	523,491
Food Products 3.0%
Farmer Brothers Co.(a)	18,564	279,574
Fresh Del Monte Produce, Inc.	22,248	778,235
Hain Celestial Group, Inc. (The)(a)	476,122	12,357,746
Hostess Brands, Inc.(a)	196,192	2,852,632
Post Holdings, Inc.(a)	1,687	184,052
TreeHouse Foods, Inc.(a)	71,486	3,467,071
Total		19,919,310
Household Products 0.1%
Central Garden & Pet Co., Class A(a)	23,654	694,481
Total Consumer Staples		21,177,075
Energy 7.2%
Energy Equipment & Services 1.6%
Exterran Corp.(a)	22,183	173,693
Forum Energy Technologies, Inc.(a)	17,915	30,097
Gulf Island Fabrication, Inc.(a)	3,295	16,706
Helix Energy Solutions Group, Inc.(a)	178,176	1,715,835
Helmerich & Payne, Inc.	57,144	2,596,052
Matrix Service Co.(a)	34,345	785,814
NexTier Oilfield Solutions, Inc.(a)	416,664	2,791,649
Oceaneering International, Inc.(a)	13,916	207,487
Parker Drilling Co.(a)	3,819	85,927
SEACOR Holdings, Inc.(a)	21,970	948,005
Solaris Oilfield Infrastructure, Inc., Class A	80,804	1,131,256
Total		10,482,521
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 5.6%
Amplify Energy Corp.	20,592	136,113
Arch Coal, Inc.	28,543	2,047,675
Berry Petroleum Corp.	124,166	1,170,885
Brigham Minerals, Inc., Class A	66,166	1,418,599
Callon Petroleum Co.(a)	195,622	944,854
CONSOL Energy, Inc.(a)	5,543	80,429
Delek U.S. Holdings, Inc.	113,911	3,819,436
EnCana Corp.	204,592	959,537
Enerplus Corp.	289,943	2,067,294
Green Plains, Inc.	90,180	1,391,477
Hallador Energy Co.	2,200	6,534
Magnolia Oil & Gas Corp., Class A(a)	161,400	2,030,412
Par Pacific Holdings, Inc.(a)	60,604	1,408,437
Parsley Energy, Inc., Class A	75,149	1,421,068
PBF Energy, Inc., Class A	33,738	1,058,361
PDC Energy, Inc.(a)	142,913	3,740,033
Peabody Energy Corp.	64,223	585,714
Renewable Energy Group, Inc.(a)	27,189	732,744
Scorpio Tankers, Inc.	28,953	1,139,011
SM Energy Co.	82,397	926,142
Talos Energy, Inc.(a)	33,963	1,023,984
Vermilion Energy, Inc.	78,970	1,291,949
World Fuel Services Corp.	51,163	2,221,497
WPX Energy, Inc.(a)	444,278	6,104,380
Total		37,726,565
Total Energy		48,209,086
Financials 25.0%
Banks 15.9%
1st Source Corp.	1,420	73,670
Amalgamated Bank, Class A	15,821	307,718
American National Bankshares, Inc.	742	29,361
Atlantic Capital Bancshares, Inc.(a)	18,395	337,548
Atlantic Union Bankshares Corp.	48,712	1,829,136
BancFirst Corp.	15,418	962,700
Bancorp, Inc. (The)(a)	66,982	868,757
Bank of Commerce Holdings	4,393	50,827
Bank of Marin Bancorp	5,773	260,074
Bank of Princeton (The)	1,636	51,518

The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
BankFinancial Corp.	6,183	80,874
Banner Corp.	83,555	4,728,377
Baycom Corp.(a)	600	13,644
Berkshire Hills Bancorp, Inc.	52,925	1,740,174
Bryn Mawr Bank Corp.	8,010	330,332
Cambridge Bancorp	500	40,075
Capital City Bank Group, Inc.	7,392	225,456
Cathay General Bancorp	88,496	3,367,273
CBTX, Inc.	7,073	220,112
Central Pacific Financial Corp.	40,767	1,205,888
Central Valley Community Bancorp	6,884	149,176
Chemung Financial Corp.	1,513	64,302
CIT Group, Inc.	12,040	549,385
Coastal Financial Corp.(a)	1,797	29,597
Community Bank System, Inc.	45,846	3,252,315
Community Trust Bancorp, Inc.	14,148	659,863
Cullen/Frost Bankers, Inc.	2,370	231,739
Eagle Bancorp, Inc.	44,741	2,175,755
Enterprise Financial Services Corp.	85,458	4,119,930
Evans Bancorp, Inc.	11	441
FB Financial Corp.	9,657	382,321
Financial Institutions, Inc.	10,745	344,914
First BanCorp	221,336	2,343,948
First BanCorp	16,716	667,136
First Busey Corp.	174,492	4,798,530
First Business Financial Services, Inc.	5,392	141,971
First Commonwealth Financial Corp.	88,439	1,283,250
First Financial Corp.	5,450	249,174
First Interstate Bancsystem, Inc.	24,235	1,015,931
First Merchants Corp.	24,467	1,017,582
First Midwest Bancorp, Inc.	65,623	1,513,266
FNB Corp.	132,044	1,676,959
Glacier Bancorp, Inc.	28,215	1,297,608
Great Southern Bancorp, Inc.	7,337	464,579
Guaranty Bancshares, Inc.	3,147	103,473
Hancock Whitney Corp.	23,360	1,025,037
Heartland Financial U.S.A., Inc.	66,308	3,298,160
Heritage Financial Corp.	17,733	501,844
HomeTrust Bancshares, Inc.	11,200	300,496
Common Stocks (continued)
Issuer	Shares	Value ($)
Iberiabank Corp.	92,794	6,943,775
Independent Bank Corp.	20,660	1,719,945
Independent Bank Corp.	13,878	314,337
Independent Bank Group, Inc.	15,095	836,867
Investors Bancorp, Inc.	245,268	2,922,368
Lakeland Bancorp, Inc.	20,330	353,335
Lakeland Financial Corp.	69,494	3,400,341
Macatawa Bank Corp.	5,661	63,007
Metropolitan Bank Holding Corp.(a)	4,564	220,122
MidWestOne Financial Group, Inc.	3,337	120,899
National Bank Holdings Corp., Class A	89,033	3,135,742
Nicolet Bankshares, Inc.(a)	7,700	568,645
Northrim BanCorp, Inc.	826	31,636
Old Second Bancorp, Inc.	3,066	41,299
Opus Bank	21,785	563,578
Park National Corp.	1,730	177,117
Peapack Gladstone Financial Corp.	5,123	158,301
Peoples Bancorp, Inc.	5,777	200,231
People’s Utah Bancorp	4,806	144,757
Pinnacle Financial Partners, Inc.	49,979	3,198,656
Preferred Bank	51,479	3,093,373
QCR Holdings, Inc.	11,375	498,907
Renasant Corp.	129,849	4,599,252
Republic First Bancorp, Inc.(a)	10,767	45,006
Sandy Spring Bancorp, Inc.	20,673	783,093
Seacoast Banking Corp. of Florida(a)	72,609	2,219,657
Shore Bancshares, Inc.	6,927	120,253
Sierra Bancorp	3,689	107,424
SmartFinancial, Inc.	7,670	181,395
Texas Capital Bancshares, Inc.(a)	3,892	220,949
UMB Financial Corp.	20,890	1,433,890
Umpqua Holdings Corp.	281,249	4,978,107
United Community Banks, Inc.	105,698	3,263,954
WesBanco, Inc.	81,353	3,074,330
Western Alliance Bancorp	44,677	2,546,589
Wintrust Financial Corp.	56,238	3,987,274
Total		106,650,607

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	111

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.2%
Donnelley Financial Solutions, Inc.(a)	41,776	437,395
Evercore, Inc., Class A	36,362	2,718,423
Piper Jaffray Companies	33,671	2,691,660
Waddell & Reed Financial, Inc., Class A	122,739	2,052,196
Total		7,899,674
Consumer Finance 0.3%
Elevate Credit, Inc.(a)	17,085	76,028
Green Dot Corp., Class A(a)	45,010	1,048,733
LendingClub Corp.(a)	13,628	171,986
SLM Corp.	97,368	867,549
Total		2,164,296
Diversified Financial Services 0.1%
Marlin Business Services Corp.	1,890	41,542
Voya Financial, Inc.	9,965	607,666
Total		649,208
Insurance 3.7%
American Equity Investment Life Holding Co.	38,683	1,157,782
AMERISAFE, Inc.	25,098	1,657,221
Argo Group International Holdings Ltd.	47,389	3,115,827
Axis Capital Holdings Ltd.	18,966	1,127,339
Brighthouse Financial, Inc.(a)	4,779	187,480
BRP Group, Inc., Class A(a)	63,967	1,026,670
CNO Financial Group, Inc.	234,326	4,248,330
Donegal Group, Inc., Class A	3,258	48,284
Employers Holdings, Inc.	26,415	1,102,826
FedNat Holding Co.	8,788	146,144
Hallmark Financial Services, Inc.(a)	27,955	491,169
HCI Group, Inc.	14,207	648,550
Heritage Insurance Holdings, Inc.	17,910	237,307
Horace Mann Educators Corp.	45,905	2,004,212
National General Holdings Corp.	49,593	1,096,005
ProAssurance Corp.	31,245	1,129,194
Protective Insurance Corp., Class B	4,676	75,237
Reinsurance Group of America, Inc.	11,759	1,917,423
Selective Insurance Group, Inc.	14,129	921,070
State Auto Financial Corp.	5,044	156,465
Stewart Information Services Corp.	39,054	1,593,013
Common Stocks (continued)
Issuer	Shares	Value ($)
Third Point Reinsurance Ltd.(a)	36,503	384,012
United Insurance Holdings Corp.	24,342	306,953
Total		24,778,513
Mortgage Real Estate Investment Trusts (REITS) 1.3%
Chimera Investment Corp.	72,254	1,485,542
Invesco Mortgage Capital, Inc.	142,774	2,377,187
Ladder Capital Corp., Class A	164,320	2,964,333
Redwood Trust, Inc.	91,672	1,516,255
Total		8,343,317
Thrifts & Mortgage Finance 2.5%
Bridgewater Bancshares, Inc.(a)	10,377	142,995
First Defiance Financial Corp.	18,644	587,100
Flagstar Bancorp, Inc.	62,311	2,383,396
Home Bancorp, Inc.	991	38,837
HomeStreet, Inc.(a)	33,418	1,136,212
Merchants Bancorp	10,142	199,899
Meridian Bancorp, Inc.	16,350	328,471
OceanFirst Financial Corp.	21,251	542,750
OP Bancorp	6,132	63,589
Radian Group, Inc.	194,697	4,898,576
Riverview Bancorp, Inc.	4,320	35,467
Territorial Bancorp, Inc.	3,167	97,987
TrustCo Bank Corp.	103,465	897,042
United Community Financial Corp.	1,500	17,490
Washington Federal, Inc.	88,938	3,259,578
WSFS Financial Corp.	45,886	2,018,525
Total		16,647,914
Total Financials		167,133,529
Health Care 7.2%
Biotechnology 1.2%
Acorda Therapeutics, Inc.(a)	189,628	386,841
Adamas Pharmaceuticals, Inc.(a)	17,571	66,594
Aduro Biotech, Inc.(a)	3,000	3,540
AMAG Pharmaceuticals, Inc.(a)	69,340	843,868
Applied Genetic Technologies Corp.(a)	8,528	38,547
Aptinyx, Inc.(a)	19,386	66,300
BeyondSpring, Inc.(a)	8,069	125,070
BioCryst Pharmaceuticals, Inc.(a)	108,609	374,701

The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Chimerix, Inc.(a)	80,099	162,601
Cidara Therapeutics, Inc.(a)	12,135	46,598
Coherus Biosciences, Inc.(a)	18,750	337,594
Concert Pharmaceuticals, Inc.(a)	31,887	294,158
Cyclerion Therapeutics, Inc.(a)	8,520	23,174
Cytokinetics, Inc.(a)	12,849	136,328
Five Prime Therapeutics, Inc.(a)	34,444	158,098
Immunogen, Inc.(a)	18,160	92,707
Intrexon Corp.(a)	124,182	680,517
Jounce Therapeutics, Inc.(a)	6,721	58,674
Kezar Life Sciences, Inc.(a)	2,600	10,426
Minerva Neurosciences, Inc.(a)	30,825	219,166
Myriad Genetics, Inc.(a)	38,165	1,039,233
Neon Therapeutics, Inc.(a)	5,207	6,144
NewLink Genetics Corp.(a)	16,357	41,383
Protagonist Therapeutics, Inc.(a)	4,481	31,591
Prothena Corp., PLC(a)	45,509	720,408
Rigel Pharmaceuticals, Inc.(a)	73,310	156,883
Spero Therapeutics, Inc.(a)	4,623	44,450
Sutro Biopharma, Inc.(a)	5,467	60,137
TG Therapeutics, Inc.(a)	14,033	155,766
United Therapeutics Corp.(a)	14,830	1,306,226
UNITY Biotechnology, Inc.(a)	18,160	130,934
Total		7,818,657
Health Care Equipment & Supplies 2.9%
Angiodynamics, Inc.(a)	67,726	1,084,293
Chembio Diagnostics, Inc.(a)	121,918	555,946
Endologix, Inc.(a)	37,767	59,672
ICU Medical, Inc.(a)	11,993	2,244,130
LeMaitre Vascular, Inc.	11,183	402,029
LivaNova PLC(a)	24,658	1,859,953
Natus Medical, Inc.(a)	66,831	2,204,755
Orthofix Medical, Inc.(a)	214,593	9,909,905
RTI Surgical Holdings, Inc.(a)	6,971	19,101
Varex Imaging Corp.(a)	40,640	1,211,478
Total		19,551,262
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.1%
AMN Healthcare Services, Inc.(a)	31,567	1,966,940
Brookdale Senior Living, Inc.(a)	100	727
Cross Country Healthcare, Inc.(a)	45,790	532,080
Ensign Group, Inc. (The)	39,127	1,775,192
Hanger, Inc.(a)	51,931	1,433,815
Magellan Health, Inc.(a)	81,387	6,368,533
Mednax, Inc.(a)	31,113	864,630
Molina Healthcare, Inc.(a)	2,511	340,718
Owens & Minor, Inc.	115,474	597,000
Triple-S Management Corp., Class B(a)	29,672	548,635
Total		14,428,270
Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.(a)	211,074	2,071,691
Computer Programs & Systems, Inc.	21,734	573,778
Total		2,645,469
Pharmaceuticals 0.6%
Akorn, Inc.(a)	36,649	54,973
Assertio Therapeutics, Inc.(a)	220,589	275,736
Endo International PLC(a)	103,611	485,936
Intra-Cellular Therapies, Inc.(a)	7,901	271,083
Lannett Co., Inc.(a)	9,588	84,566
Menlo Therapeutics, Inc.(a)	6,834	31,710
Osmotica Pharmaceuticals PLC(a)	7,625	53,299
Phibro Animal Health Corp., Class A	15,938	395,741
Prestige Consumer Healthcare, Inc.(a)	55,149	2,233,534
Total		3,886,578
Total Health Care		48,330,236
Industrials 12.2%
Aerospace & Defense 0.3%
Maxar Technologies, Inc.	42,445	665,113
Parsons Corp.(a)	30,292	1,250,454
Total		1,915,567

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	113

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.7%
Air Transport Services Group, Inc.(a)	106,633	2,501,610
Echo Global Logistics, Inc.(a)	44,189	914,712
Forward Air Corp.	14,154	990,073
XPO Logistics, Inc.(a)	3,066	244,360
Total		4,650,755
Airlines 0.2%
Allegiant Travel Co.	7,043	1,225,764
American Airlines Group, Inc.	8,011	229,755
Total		1,455,519
Building Products 0.8%
Apogee Enterprises, Inc.	9,385	305,013
Armstrong Flooring, Inc.(a)	55,242	235,883
Builders FirstSource, Inc.(a)	18,986	482,434
Gibraltar Industries, Inc.(a)	55,495	2,799,168
Insteel Industries, Inc.	2,358	50,673
Lennox International, Inc.	2,724	664,574
Quanex Building Products Corp.	44,969	768,071
Resideo Technologies, Inc.(a)	17,888	213,404
Total		5,519,220
Commercial Services & Supplies 1.0%
Brink’s Co. (The)	16,726	1,516,713
Pitney Bowes, Inc.	262,028	1,055,973
RR Donnelley & Sons Co.	222,565	879,132
SP Plus Corp.(a)	69,617	2,953,849
Total		6,405,667
Construction & Engineering 1.6%
AECOM(a)	15,578	671,879
Aegion Corp.(a)	66,294	1,482,997
EMCOR Group, Inc.	54,307	4,686,694
Granite Construction, Inc.	47,618	1,317,590
HC2 Holdings, Inc.(a)	7,917	17,180
Orion Group Holdings, Inc.(a)	8,390	43,544
Primoris Services Corp.	19,033	423,294
Sterling Construction Co., Inc.(a)	151,636	2,135,035
Total		10,778,213
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 2.3%
AZZ, Inc.	78,044	3,586,122
EnerSys	59,238	4,432,779
Powell Industries, Inc.	7,104	348,025
Regal Beloit Corp.	82,847	7,092,532
Total		15,459,458
Machinery 3.5%
AGCO Corp.	13,715	1,059,484
Astec Industries, Inc.	82,066	3,446,772
Briggs & Stratton Corp.	140,637	936,642
Columbus McKinnon Corp.	65,519	2,622,726
Commercial Vehicle Group, Inc.(a)	57,590	365,696
Crane Co.	11,036	953,290
Hyster-Yale Materials Handling, Inc.	10,955	645,907
ITT, Inc.	15,975	1,180,712
Kennametal, Inc.	44,739	1,650,422
LB Foster Co., Class A(a)	5,971	115,718
Manitowoc Co., Inc. (The)(a)	96,227	1,683,972
Mueller Water Products, Inc., Class A	104,441	1,251,203
Navistar International Corp.(a)	33,775	977,448
Park-Ohio Holdings Corp.	6,384	214,822
REV Group, Inc.	49,337	603,392
Spartan Motors, Inc.	6,235	112,729
SPX Corp.(a)	68,591	3,489,910
Terex Corp.	69,066	2,056,785
Titan International, Inc.	51,407	186,093
Wabash National Corp.	659	9,681
Total		23,563,404
Professional Services 1.1%
CBIZ, Inc.(a)	71,030	1,914,969
Huron Consulting Group, Inc.(a)	10,513	722,453
Kelly Services, Inc., Class A	11,975	270,396
Korn/Ferry International	67,129	2,846,270
ManpowerGroup, Inc.	7,700	747,670
TrueBlue, Inc.(a)	37,273	896,788
Total		7,398,546
Road & Rail 0.2%
ArcBest Corp.	40,150	1,108,140

The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.5%
Foundation Building Materials, Inc.(a)	27,226	526,823
Herc Holdings Inc(a)	31,463	1,539,799
MRC Global, Inc.(a)	5,464	74,529
Veritiv Corp.(a)	21,714	427,115
WESCO International, Inc.(a)	10,744	638,086
Total		3,206,352
Total Industrials		81,460,841
Information Technology 12.8%
Communications Equipment 1.9%
ADTRAN, Inc.	63,701	630,003
Calix, Inc.(a)	28,718	229,744
Casa Systems, Inc.(a)	42,335	173,150
DASAN Zhone Solutions, Inc.(a)	14,859	131,651
Digi International, Inc.(a)	24,083	426,751
EMCORE Corp.(a)	13,202	40,134
Harmonic, Inc.(a)	53,291	415,670
Infinera Corp.(a)	177,359	1,408,230
InterDigital, Inc.	25,620	1,396,034
NETGEAR, Inc.(a)	64,327	1,576,655
Netscout Systems, Inc.(a)	44,930	1,081,465
Radware Ltd.(a)	128,057	3,301,309
Ribbon Communications, Inc.(a)	48,709	150,998
Sierra Wireless, Inc.(a)	192,186	1,835,376
Total		12,797,170
Electronic Equipment, Instruments & Components 2.7%
Arlo Technologies, Inc.(a)	127,955	538,691
Arrow Electronics, Inc.(a)	9,198	779,438
Avnet, Inc.	65,254	2,769,380
Bel Fuse, Inc., Class B	12,854	263,507
Belden, Inc.	22,805	1,254,275
Benchmark Electronics, Inc.	61,287	2,105,821
Daktronics, Inc.	30,033	182,901
FARO Technologies, Inc.(a)	56,602	2,849,911
Jabil, Inc.	19,634	811,473
MTS Systems Corp.	16,641	799,267
Scansource, Inc.(a)	1,807	66,769
Common Stocks (continued)
Issuer	Shares	Value ($)
SYNNEX Corp.	26,499	3,413,071
TTM Technologies, Inc.(a)	129,793	1,953,385
Total		17,787,889
IT Services 1.2%
Conduent, Inc.(a)	460,230	2,853,426
EVERTEC, Inc.	43,175	1,469,677
KBR, Inc.	29,992	914,756
MAXIMUS, Inc.	16,768	1,247,372
TTEC Holdings, Inc.	21,176	838,993
Unisys Corp.(a)	65,684	779,012
Total		8,103,236
Semiconductors & Semiconductor Equipment 2.0%
Alpha & Omega Semiconductor Ltd.(a)	23,693	322,699
Cirrus Logic, Inc.(a)	43,556	3,589,450
Kopin Corp.(a)	15,113	6,062
MKS Instruments, Inc.	19,267	2,119,563
NeoPhotonics Corp.(a)	24,764	218,418
Pixelworks, Inc.(a)	36,375	142,590
Semtech Corp.(a)	25,517	1,349,849
SMART Global Holdings, Inc.(a)	7,941	301,282
Synaptics, Inc.(a)	66,085	4,346,410
Veeco Instruments, Inc.(a)	52,415	769,714
Total		13,166,037
Software 3.3%
Alarm.com Holdings, Inc.(a)	34,730	1,492,348
Box, Inc., Class A(a)	73,552	1,234,203
FireEye, Inc.(a)	382,641	6,325,056
j2 Global, Inc.	24,989	2,341,719
Progress Software Corp.	183,915	7,641,668
QAD, Inc., Class A	601	30,609
Rosetta Stone, Inc.(a)	55,092	999,369
Synchronoss Technologies, Inc.(a)	88,305	419,449
Telenav, Inc.(a)	41,025	199,381
TiVo Corp.	183,688	1,557,674
Total		22,241,476

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	115

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 1.7%
Diebold, Inc.(a)	23,380	246,893
Intevac, Inc.(a)	8,288	58,513
NCR Corp.(a)	289,076	10,163,912
Stratasys Ltd.(a)	41,580	840,956
Total		11,310,274
Total Information Technology		85,406,082
Materials 6.4%
Chemicals 3.4%
AdvanSix, Inc.(a)	37,260	743,710
Ashland Global Holdings, Inc.	12,229	935,885
CF Industries Holdings, Inc.	5,778	275,842
Element Solutions, Inc.(a)	23,349	272,716
Ferro Corp.(a)	170,917	2,534,699
Flotek Industries, Inc.(a)	11,144	22,288
Huntsman Corp.	61,008	1,473,953
Innophos Holdings, Inc.	291,498	9,322,106
Kraton Performance Polymers, Inc.(a)	25,896	655,687
Minerals Technologies, Inc.	39,785	2,292,810
NewMarket Corp.	986	479,709
PolyOne Corp.	15,484	569,656
Stepan Co.	6,228	637,996
Trinseo SA	47,751	1,776,815
Valvoline, Inc.	22,100	473,161
Total		22,467,033
Containers & Packaging 0.4%
Graphic Packaging Holding Co.	33,859	563,752
Silgan Holdings, Inc.	80,112	2,489,881
Total		3,053,633
Metals & Mining 1.6%
Allegheny Technologies, Inc.(a)	94,328	1,948,817
Coeur Mining, Inc.(a)	97,068	784,309
Compass Minerals International, Inc.	64,692	3,943,624
Olympic Steel, Inc.	14,750	264,320
Ryerson Holding Corp.(a)	9,905	117,176
Schnitzer Steel Industries, Inc., Class A	48,829	1,058,613
Common Stocks (continued)
Issuer	Shares	Value ($)
SunCoke Energy, Inc.	294,144	1,832,517
Warrior Met Coal, Inc.	41,615	879,325
Total		10,828,701
Paper & Forest Products 1.0%
Boise Cascade Co.	51,062	1,865,295
PH Glatfelter Co.	246,822	4,516,843
Verso Corp., Class A(a)	8,136	146,692
Total		6,528,830
Total Materials		42,878,197
Real Estate 8.5%
Equity Real Estate Investment Trusts (REITS) 8.5%
Alexander & Baldwin, Inc.	2,603	54,559
Braemar Hotels & Resorts, Inc.	20,714	184,976
Brandywine Realty Trust	166,209	2,617,792
Camden Property Trust	5,920	628,112
CareTrust REIT, Inc.	33,610	693,374
Chatham Lodging Trust	64,346	1,180,106
Columbia Property Trust, Inc.	124,481	2,602,898
CorePoint Lodging, Inc.	75,188	803,008
Cousins Properties, Inc.	29,658	1,221,909
DiamondRock Hospitality Co.	167,427	1,855,091
Empire State Realty Trust, Inc., Class A	134,880	1,882,925
Equity Commonwealth	238,248	7,821,682
Franklin Street Properties Corp.	34,316	293,745
Getty Realty Corp.	10,527	346,022
Healthcare Trust of America, Inc., Class A	47,733	1,445,355
Investors Real Estate Trust	18,114	1,313,265
Kite Realty Group Trust	80,300	1,568,259
Lexington Realty Trust	123,075	1,307,057
Outfront Media, Inc.	51,414	1,378,923
Pebblebrook Hotel Trust	30,603	820,466
Physicians Realty Trust	226,067	4,281,709
Preferred Apartment Communities, Inc., Class A	119,429	1,590,794
QTS Realty Trust Inc., Class A	21,359	1,159,153
Rayonier, Inc.	24,114	789,975
Retail Opportunity Investments Corp.	73,465	1,297,392
Retail Value, Inc.	20,543	755,982
Rexford Industrial Realty, Inc.	15,579	711,493
RLJ Lodging Trust	168,640	2,988,301

The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
SITE Centers Corp.	46,934	658,015
SL Green Realty Corp.	9,316	855,954
Spirit Realty Capital, Inc.	9,216	453,243
STAG Industrial, Inc.	128,550	4,058,324
Summit Hotel Properties, Inc.	205,422	2,534,907
Sunstone Hotel Investors, Inc.	166,247	2,314,158
Washington Real Estate Investment Trust	78,089	2,278,637
Total		56,747,561
Real Estate Management & Development 0.0%
Altisource Portfolio Solutions SA(a)	4,670	90,271
Consolidated-Tomoka Land Co.	4,366	263,357
Forestar Group, Inc.(a)	5,705	118,950
Total		472,578
Total Real Estate		57,220,139
Utilities 4.4%
Electric Utilities 1.2%
Allete, Inc.	62,125	5,042,686
Genie Energy Ltd., Class B	5,638	43,582
PNM Resources, Inc.	45,001	2,282,001
Portland General Electric Co.	9,729	542,781
Total		7,911,050
Gas Utilities 1.9%
New Jersey Resources Corp.	50,631	2,256,624
Northwest Natural Holding Co.	8,051	593,600
ONE Gas, Inc.	21,326	1,995,474
South Jersey Industries, Inc.	60,784	2,004,656
Southwest Gas Holdings, Inc.	42,885	3,257,973
Spire, Inc.	30,818	2,567,448
Total		12,675,775
Independent Power and Renewable Electricity Producers 0.1%
NRG Energy, Inc.	14,729	585,478
Multi-Utilities 0.7%
Avista Corp.	40,551	1,950,097
Black Hills Corp.	38,090	2,991,589
Total		4,941,686
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 0.5%
California Water Service Group	70,902	3,655,707
Total Utilities		29,769,696
Total Common Stocks (Cost $613,817,866)		641,110,104

Exchange-Traded Equity Funds 0.3%
	Shares	Value ($)
U.S. Small Cap 0.3%
iShares S&P Small-Cap 600 Value ETF	11,407	1,834,246
Total Exchange-Traded Equity Funds (Cost $1,568,657)		1,834,246

Rights —%
Issuer	Shares	Value ($)
Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c)	185,100	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 4.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(d),(e)	30,297,404	30,294,374
Total Money Market Funds (Cost $30,294,550)		30,294,374
Total Investments in Securities (Cost: $645,681,073)		673,238,724
Other Assets & Liabilities, Net		(4,027,181)
Net Assets		669,211,543

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	117

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	16,443,628	307,462,284	(293,608,508)	30,297,404	(282)	(176)	610,754	30,294,374
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,424,602	—	—	8,424,602
Consumer Discretionary	51,100,621	—	—	51,100,621
Consumer Staples	21,177,075	—	—	21,177,075
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Energy	48,209,086	—	—	48,209,086
Financials	167,133,529	—	—	167,133,529
Health Care	48,330,236	—	—	48,330,236
Industrials	81,460,841	—	—	81,460,841
Information Technology	85,406,082	—	—	85,406,082
Materials	42,878,197	—	—	42,878,197
Real Estate	57,220,139	—	—	57,220,139
Utilities	29,769,696	—	—	29,769,696
Total Common Stocks	641,110,104	—	—	641,110,104
Exchange-Traded Equity Funds	1,834,246	—	—	1,834,246
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	30,294,374	—	—	30,294,374
Total Investments in Securities	673,238,724	—	0*	673,238,724

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	119

Statement of Assets and Liabilities
December 31, 2019
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $97,223,222, $5,241,415,837, $102,000,052, respectively)	$101,727,704	$5,356,104,584	$105,609,342
Affiliated issuers (cost $4,043,364, $151,569,498, $1,082,616, respectively)	4,043,270	151,565,631	1,082,616
Options purchased (cost $—, $—, $496,153, respectively)	—	—	414,152
Cash	—	18,080	1,165
Foreign currency (cost $6,503,821, $—, $2,872,888, respectively)	6,579,838	—	2,916,413
Cash collateral held at broker for:
Options contracts written	—	1,449,500	—
Margin deposits on:
Futures contracts	329,650	—	229,585
Swap contracts	205,015	9,066,268	337,590
Unrealized appreciation on forward foreign currency exchange contracts	—	36,990	49,985
Upfront payments on swap contracts	73,829	6,956,272	—
Receivable for:
Investments sold	6,186	1,726	296,848
Capital shares sold	—	38,045	—
Dividends	5,215	150,056	1,599
Interest	962,434	22,226,960	245,965
Foreign tax reclaims	7,461	138,540	6,030
Variation margin for futures contracts	38,211	108,701	27,256
Variation margin for swap contracts	4,681	116,163	63,091
Expense reimbursement due from Investment Manager	—	—	91
Prepaid expenses	1,836	11,012	1,899
Total assets	113,985,330	5,547,988,528	111,283,627
Liabilities
Option contracts written, at value (premiums received $—, $971,040, $860,095, respectively)	—	1,138,406	777,678
Unrealized depreciation on forward foreign currency exchange contracts	262,709	499,367	1,278,713
Unrealized depreciation on swap contracts	20,934	6,388,563	—
Upfront receipts on swap contracts	59,724	—	—
Payable for:
Investments purchased	—	—	31,462
Investments purchased on a delayed delivery basis	—	872,966,508	—
Capital shares purchased	49,573	3,404,298	107,241
Variation margin for futures contracts	875	3,006,887	14,844
Variation margin for swap contracts	—	—	49,141
Management services fees	2,018	59,983	1,520
Distribution and/or service fees	425	2,191	440
Service fees	5,756	29,612	5,563
Compensation of board members	99,969	327,278	143,348
Compensation of chief compliance officer	26	1,022	26
Other expenses	54,377	122,067	55,148
Total liabilities	556,386	887,946,182	2,465,124
Net assets applicable to outstanding capital stock	$113,428,944	$4,660,042,346	$108,818,503
Represented by
Paid in capital	110,029,095	4,357,229,084	106,012,702
Total distributable earnings (loss)	3,399,849	302,813,262	2,805,801
Total - representing net assets applicable to outstanding capital stock	$113,428,944	$4,660,042,346	$108,818,503
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Variable Portfolio Funds | Annual Report 2019

Statement of Assets and Liabilities  (continued)
December 31, 2019
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Class 1
Net assets	$10,167	$4,074,588,677	$27,568
Shares outstanding	1,116	382,149,945	4,869
Net asset value per share	$9.11	$10.66	$5.66
Class 2
Net assets	$10,750,387	$53,012,182	$19,663,038
Shares outstanding	1,199,937	4,992,568	3,552,773
Net asset value per share	$8.96	$10.62	$5.53
Class 3
Net assets	$102,668,390	$532,441,487	$89,127,897
Shares outstanding	11,349,945	49,886,467	15,826,421
Net asset value per share	$9.05	$10.67	$5.63
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	121

Statement of Assets and Liabilities  (continued)
December 31, 2019
	CTIVP® – Victory Sycamore Established Value Fund	Variable Portfolio – Partners Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $563,646,667, $1,984,862,052, $615,386,523, respectively)	$638,229,262	$2,236,146,499	$642,944,350
Affiliated issuers (cost $22,714,815, $46,267,615, $30,294,550, respectively)	22,714,277	46,266,272	30,294,374
Receivable for:
Investments sold	704,995	4,043,690	431,327
Capital shares sold	11,370	—	72
Dividends	796,729	2,502,961	1,038,291
Foreign tax reclaims	—	47,944	2,382
Expense reimbursement due from Investment Manager	—	184	—
Prepaid expenses	2,877	5,845	3,113
Total assets	662,459,510	2,289,013,395	674,713,909
Liabilities
Payable for:
Investments purchased	5,409,161	4,782,092	5,158,057
Capital shares purchased	336,030	2,680,960	165,121
Management services fees	13,608	42,795	15,682
Distribution and/or service fees	601	186	379
Service fees	6,039	2,266	5,490
Compensation of board members	61,287	136,674	110,024
Compensation of chief compliance officer	137	461	165
Other expenses	31,936	34,681	47,448
Total liabilities	5,858,799	7,680,115	5,502,366
Net assets applicable to outstanding capital stock	$656,600,711	$2,281,333,280	$669,211,543
Represented by
Trust capital	$656,600,711	$2,281,333,280	$669,211,543
Total - representing net assets applicable to outstanding capital stock	$656,600,711	$2,281,333,280	$669,211,543
Class 1
Net assets	$534,958,787	$2,237,714,108	$566,653,408
Shares outstanding	17,643,754	93,828,260	19,515,168
Net asset value per share	$30.32	$23.85	$29.04
Class 2
Net assets	$54,158,132	$10,759,869	$8,276,310
Shares outstanding	1,828,853	461,526	292,059
Net asset value per share	$29.61	$23.31	$28.34
Class 3
Net assets	$67,483,792	$32,859,303	$94,281,825
Shares outstanding	2,250,870	1,394,290	3,289,039
Net asset value per share	$29.98	$23.57	$28.67
The accompanying Notes to Financial Statements are an integral part of this statement.
122	Columbia Variable Portfolio Funds | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$3,654,235	$—
Dividends — affiliated issuers	218,389	3,352,558	20,235
Interest	4,180,032	174,605,924	1,389,282
Foreign taxes withheld	(259)	(56,065)	(16,247)
Total income	4,398,162	181,556,652	1,393,270
Expenses:
Management services fees	740,869	21,572,199	578,041
Distribution and/or service fees
Class 2	25,397	112,491	46,750
Class 3	129,766	658,695	118,283
Service fees	68,347	342,364	67,969
Compensation of board members	21,681	102,743	26,194
Custodian fees	54,175	72,900	35,309
Printing and postage fees	62,970	127,096	25,480
Audit fees	35,000	50,500	50,500
Legal fees	8,405	50,580	8,405
Interest on collateral	—	111,496	5,620
Compensation of chief compliance officer	24	982	25
Other	6,636	84,866	5,949
Total expenses	1,153,270	23,286,912	968,525
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(321,838)	—	(113,940)
Total net expenses	831,432	23,286,912	854,585
Net investment income	3,566,730	158,269,740	538,685
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	701,188	15,111,688	1,541,765
Investments — affiliated issuers	257	18,696	(84)
Foreign currency translations	27,624	(98,305)	(127,361)
Forward foreign currency exchange contracts	1,043,445	(329,872)	1,747,802
Futures contracts	(1,928,441)	68,471,027	(673,937)
Options purchased	—	5,122,002	56,673
Options contracts written	—	(8,612,785)	14,439
Swap contracts	417,260	(1,224,932)	(873,053)
Increase from payment by affiliate (Note 6)	15,819	—	—
Net realized gain	277,152	78,457,519	1,686,244
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,580,710	212,670,580	6,755,747
Investments — affiliated issuers	(94)	(3,867)	—
Foreign currency translations	59,281	15,102	52,907
Forward foreign currency exchange contracts	(66,216)	(462,377)	(833,866)
Futures contracts	528,723	(33,619,590)	60,780
Options purchased	—	(819,275)	(145,434)
Options contracts written	—	(1,074,746)	91,985
Swap contracts	(141,220)	(9,827,275)	443,207
Net change in unrealized appreciation (depreciation)	7,961,184	166,878,552	6,425,326
Net realized and unrealized gain	8,238,336	245,336,071	8,111,570
Net increase in net assets resulting from operations	$11,805,066	$403,605,811	$8,650,255
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	123

Statement of Operations  (continued)
Year Ended December 31, 2019
	CTIVP® – Victory Sycamore Established Value Fund	Variable Portfolio – Partners Core Equity Fund	Variable Portfolio – Partners Small Cap Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$12,192,974	$39,668,645	$13,069,084
Dividends — affiliated issuers	411,721	956,318	610,754
Interfund lending	197	816	539
Foreign taxes withheld	—	(32,130)	(28,876)
Total income	12,604,892	40,593,649	13,651,501
Expenses:
Management services fees	4,703,484	14,475,930	6,122,700
Distribution and/or service fees
Class 2	119,213	25,998	19,407
Class 3	77,540	41,091	119,219
Service fees	65,958	25,884	62,161
Compensation of board members	24,242	50,417	30,715
Custodian fees	12,455	15,739	34,215
Printing and postage fees	23,484	21,376	30,041
Audit fees	29,000	29,000	29,000
Legal fees	13,053	26,641	14,019
Compensation of chief compliance officer	132	443	156
Other	13,406	35,146	15,786
Total expenses	5,081,967	14,747,665	6,477,419
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(238,968)	(36,475)
Total net expenses	5,081,967	14,508,697	6,440,944
Net investment income	7,522,925	26,084,952	7,210,557
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	61,584,312	277,901,147	4,632,655
Investments — affiliated issuers	196	151	(282)
Foreign currency translations	—	—	(31)
Net realized gain	61,584,508	277,901,298	4,632,342
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	80,514,829	178,418,273	114,910,249
Investments — affiliated issuers	(538)	(1,343)	(176)
Foreign currency translations	—	—	124
Net change in unrealized appreciation (depreciation)	80,514,291	178,416,930	114,910,197
Net realized and unrealized gain	142,098,799	456,318,228	119,542,539
Net increase in net assets resulting from operations	$149,621,724	$482,403,180	$126,753,096
The accompanying Notes to Financial Statements are an integral part of this statement.
124	Columbia Variable Portfolio Funds | Annual Report 2019

Statement of Changes in Net Assets
	Columbia Variable Portfolio – Global Strategic Income Fund		Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$3,566,730	$4,182,782	$158,269,740	$148,801,688
Net realized gain (loss)	277,152	(3,809,151)	78,457,519	(37,245,670)
Net change in unrealized appreciation (depreciation)	7,961,184	(7,557,585)	166,878,552	(99,047,205)
Net increase (decrease) in net assets resulting from operations	11,805,066	(7,183,954)	403,605,811	12,508,813
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	(400)	(129,529,414)	(125,300,658)
Class 2	—	(389,930)	(1,341,354)	(1,074,210)
Class 3	—	(5,157,224)	(16,363,714)	(16,657,620)
Total distributions to shareholders	—	(5,547,554)	(147,234,482)	(143,032,488)
Decrease in net assets from capital stock activity	(12,152,728)	(14,819,598)	(72,368,867)	(290,619,224)
Total increase (decrease) in net assets	(347,662)	(27,551,106)	184,002,462	(421,142,899)
Net assets at beginning of year	113,776,606	141,327,712	4,476,039,884	4,897,182,783
Net assets at end of year	$113,428,944	$113,776,606	$4,660,042,346	$4,476,039,884

	Columbia Variable Portfolio – Global Strategic Income Fund				Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	—	—	16,675,735	175,143,003	13,669,586	138,344,956
Distributions reinvested	—	—	46	400	12,407,032	129,529,414	12,593,031	125,300,658
Redemptions	—	—	—	—	(35,693,824)	(374,529,744)	(46,874,750)	(473,064,862)
Net increase (decrease)	—	—	46	400	(6,611,057)	(69,857,327)	(20,612,133)	(209,419,248)
Class 2
Subscriptions	167,892	1,453,562	179,155	1,518,939	1,386,392	14,561,853	444,297	4,478,995
Distributions reinvested	—	—	45,183	389,930	128,852	1,341,354	108,287	1,074,210
Redemptions	(144,045)	(1,239,293)	(139,127)	(1,169,236)	(251,956)	(2,636,071)	(491,486)	(4,931,106)
Net increase	23,847	214,269	85,211	739,633	1,263,288	13,267,136	61,098	622,099
Class 3
Subscriptions	283,910	2,483,622	126,665	1,088,121	943,494	9,998,241	313,134	3,190,660
Distributions reinvested	—	—	593,466	5,157,224	1,565,906	16,363,714	1,670,774	16,657,620
Redemptions	(1,717,109)	(14,850,619)	(2,587,822)	(21,804,976)	(4,034,379)	(42,140,631)	(10,067,958)	(101,670,355)
Net decrease	(1,433,199)	(12,366,997)	(1,867,691)	(15,559,631)	(1,524,979)	(15,778,676)	(8,084,050)	(81,822,075)
Total net decrease	(1,409,352)	(12,152,728)	(1,782,434)	(14,819,598)	(6,872,748)	(72,368,867)	(28,635,085)	(290,619,224)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	125

Statement of Changes in Net Assets   (continued)
	CTIVP® – BlackRock Global Inflation-Protected Securities Fund		CTIVP® – Victory Sycamore Established Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$538,685	$1,512,972	$7,522,925	$5,853,928
Net realized gain	1,686,244	5,114,820	61,584,508	45,135,960
Net change in unrealized appreciation (depreciation)	6,425,326	(7,373,590)	80,514,291	(110,849,676)
Net increase (decrease) in net assets resulting from operations	8,650,255	(745,798)	149,621,724	(59,859,788)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(424)	(67)	—	—
Class 2	(568,883)	(91,887)	—	—
Class 3	(2,986,617)	(614,173)	—	—
Total distributions to shareholders	(3,555,924)	(706,127)	—	—
Increase (decrease) in net assets from capital stock activity	(10,218,119)	(10,431,561)	(30,020,638)	11,191,292
Total increase (decrease) in net assets	(5,123,788)	(11,883,486)	119,601,086	(48,668,496)
Net assets at beginning of year	113,942,291	125,825,777	536,999,625	585,668,121
Net assets at end of year	$108,818,503	$113,942,291	$656,600,711	$536,999,625

	CTIVP® – BlackRock Global Inflation-Protected Securities Fund				CTIVP® – Victory Sycamore Established Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,754	15,665	—	—	385,399	10,953,755	291,931	7,644,944
Distributions reinvested	75	424	12	67	—	—	—	—
Redemptions	(32)	(186)	—	—	(1,469,945)	(42,232,511)	(108,252)	(2,926,905)
Net increase (decrease)	2,797	15,903	12	67	(1,084,546)	(31,278,756)	183,679	4,718,039
Class 2
Subscriptions	610,685	3,377,740	1,039,141	5,532,057	214,966	5,875,384	251,271	6,562,887
Distributions reinvested	103,811	568,883	17,175	91,887	—	—	—	—
Redemptions	(420,142)	(2,319,724)	(402,687)	(2,139,265)	(134,545)	(3,580,034)	(72,287)	(1,866,168)
Net increase	294,354	1,626,899	653,629	3,484,679	80,421	2,295,350	178,984	4,696,719
Class 3
Subscriptions	521,418	2,924,918	902,806	4,897,113	148,859	4,074,904	231,157	6,156,812
Distributions reinvested	536,197	2,986,617	113,108	614,173	—	—	—	—
Redemptions	(3,162,954)	(17,772,456)	(3,592,865)	(19,427,593)	(186,287)	(5,112,136)	(167,662)	(4,380,278)
Net increase (decrease)	(2,105,339)	(11,860,921)	(2,576,951)	(13,916,307)	(37,428)	(1,037,232)	63,495	1,776,534
Total net increase (decrease)	(1,808,188)	(10,218,119)	(1,923,310)	(10,431,561)	(1,041,553)	(30,020,638)	426,158	11,191,292
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Columbia Variable Portfolio Funds | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners Core Equity Fund		Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$26,084,952	$22,647,835	$7,210,557	$6,945,495
Net realized gain	277,901,298	114,135,650	4,632,342	44,563,002
Net change in unrealized appreciation (depreciation)	178,416,930	(292,241,746)	114,910,197	(155,302,197)
Net increase (decrease) in net assets resulting from operations	482,403,180	(155,458,261)	126,753,096	(103,793,700)
Decrease in net assets from capital stock activity	(17,343,111)	(15,430,584)	(127,843,282)	(39,301,587)
Total increase (decrease) in net assets	465,060,069	(170,888,845)	(1,090,186)	(143,095,287)
Net assets at beginning of year	1,816,273,211	1,987,162,056	670,301,729	813,397,016
Net assets at end of year	$2,281,333,280	$1,816,273,211	$669,211,543	$670,301,729

	Variable Portfolio – Partners Core Equity Fund				Variable Portfolio – Partners Small Cap Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	8,809,618	189,907,794	9,726,045	201,779,375	758,779	20,858,210	123,697	3,406,689
Redemptions	(9,215,834)	(200,379,741)	(9,953,652)	(208,175,361)	(4,935,650)	(136,973,809)	(927,316)	(26,317,451)
Net decrease	(406,216)	(10,471,947)	(227,607)	(6,395,986)	(4,176,871)	(116,115,599)	(803,619)	(22,910,762)
Class 2
Subscriptions	27,500	567,406	39,040	792,595	39,350	1,051,309	56,330	1,568,374
Redemptions	(67,129)	(1,433,920)	(60,136)	(1,241,823)	(28,677)	(765,258)	(22,941)	(643,420)
Net increase (decrease)	(39,629)	(866,514)	(21,096)	(449,228)	10,673	286,051	33,389	924,954
Class 3
Subscriptions	28,333	581,034	25,764	522,069	50,562	1,359,130	44,199	1,194,627
Redemptions	(307,199)	(6,585,684)	(435,426)	(9,107,439)	(492,003)	(13,372,864)	(656,037)	(18,510,406)
Net decrease	(278,866)	(6,004,650)	(409,662)	(8,585,370)	(441,441)	(12,013,734)	(611,838)	(17,315,779)
Total net decrease	(724,711)	(17,343,111)	(658,365)	(15,430,584)	(4,607,639)	(127,843,282)	(1,382,068)	(39,301,587)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	127

Financial Highlights
Columbia Variable Portfolio – Global Strategic Income Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$8.21	0.29	0.61	0.00(c)	0.90	—	—	—
Year Ended 12/31/2018	$9.03	0.29	(0.74)	—	(0.45)	(0.37)	—	(0.37)
Year Ended 12/31/2017	$8.53	0.29	0.21	—	0.50	—	—	—
Year Ended 12/31/2016	$8.85	0.29	(0.36)	—	(0.07)	—	(0.25)	(0.25)
Year Ended 12/31/2015	$10.26	0.30	(0.87)	—	(0.57)	—	(0.84)	(0.84)
Class 2
Year Ended 12/31/2019	$8.09	0.26	0.61	0.00(c)	0.87	—	—	—
Year Ended 12/31/2018	$8.91	0.26	(0.73)	—	(0.47)	(0.35)	—	(0.35)
Year Ended 12/31/2017	$8.43	0.27	0.21	—	0.48	—	—	—
Year Ended 12/31/2016	$8.78	0.26	(0.36)	—	(0.10)	—	(0.25)	(0.25)
Year Ended 12/31/2015	$10.20	0.32	(0.90)	—	(0.58)	—	(0.84)	(0.84)
Class 3
Year Ended 12/31/2019	$8.16	0.27	0.62	0.00(c)	0.89	—	—	—
Year Ended 12/31/2018	$8.98	0.28	(0.74)	—	(0.46)	(0.36)	—	(0.36)
Year Ended 12/31/2017	$8.49	0.28	0.21	—	0.49	—	—	—
Year Ended 12/31/2016	$8.83	0.27	(0.36)	—	(0.09)	—	(0.25)	(0.25)
Year Ended 12/31/2015	$10.25	0.33	(0.91)	—	(0.58)	—	(0.84)	(0.84)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
(e)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
128	Columbia Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$9.11	10.96%(d)	0.87%	0.59%	3.27%	57%	$10
Year Ended 12/31/2018	$8.21	(5.20%)	0.86%(e)	0.64%(e)	3.34%	86%	$9
Year Ended 12/31/2017	$9.03	5.86%	0.85%	0.68%	3.33%	37%	$10
Year Ended 12/31/2016	$8.53	(1.00%)	0.79%	0.70%	3.17%	162%	$9
Year Ended 12/31/2015	$8.85	(6.08%)	0.75%	0.75%	2.88%	109%	$9
Class 2
Year Ended 12/31/2019	$8.96	10.75%(d)	1.12%	0.84%	3.01%	57%	$10,750
Year Ended 12/31/2018	$8.09	(5.51%)	1.10%(e)	0.89%(e)	3.08%	86%	$9,512
Year Ended 12/31/2017	$8.91	5.69%	1.10%	0.93%	3.07%	37%	$9,719
Year Ended 12/31/2016	$8.43	(1.35%)	1.05%	0.95%	2.92%	162%	$8,812
Year Ended 12/31/2015	$8.78	(6.22%)	1.04%	0.98%	3.30%	109%	$9,004
Class 3
Year Ended 12/31/2019	$9.05	10.91%(d)	1.00%	0.72%	3.14%	57%	$102,668
Year Ended 12/31/2018	$8.16	(5.34%)	0.97%(e)	0.76%(e)	3.25%	86%	$104,256
Year Ended 12/31/2017	$8.98	5.77%	0.98%	0.80%	3.18%	37%	$131,599
Year Ended 12/31/2016	$8.49	(1.23%)	0.92%	0.83%	3.03%	162%	$146,851
Year Ended 12/31/2015	$8.83	(6.17%)	0.91%	0.86%	3.42%	109%	$179,329
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	129

Financial Highlights
Columbia Variable Portfolio – Intermediate Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$10.08	0.36	0.57	0.93	(0.35)	—	(0.35)
Year Ended 12/31/2018	$10.36	0.33	(0.29)	0.04	(0.25)	(0.07)	(0.32)
Year Ended 12/31/2017	$10.35	0.28	0.12	0.40	(0.30)	(0.09)	(0.39)
Year Ended 12/31/2016	$10.07	0.30	0.17	0.47	(0.18)	(0.01)	(0.19)
Year Ended 12/31/2015	$10.22	0.25	(0.22)	0.03	(0.15)	(0.03)	(0.18)
Class 2
Year Ended 12/31/2019	$10.04	0.33	0.57	0.90	(0.32)	—	(0.32)
Year Ended 12/31/2018	$10.32	0.30	(0.29)	0.01	(0.22)	(0.07)	(0.29)
Year Ended 12/31/2017	$10.31	0.25	0.12	0.37	(0.27)	(0.09)	(0.36)
Year Ended 12/31/2016	$10.03	0.27	0.18	0.45	(0.16)	(0.01)	(0.17)
Year Ended 12/31/2015	$10.19	0.22	(0.23)	(0.01)	(0.12)	(0.03)	(0.15)
Class 3
Year Ended 12/31/2019	$10.09	0.35	0.56	0.91	(0.33)	—	(0.33)
Year Ended 12/31/2018	$10.37	0.31	(0.29)	0.02	(0.23)	(0.07)	(0.30)
Year Ended 12/31/2017	$10.36	0.27	0.11	0.38	(0.28)	(0.09)	(0.37)
Year Ended 12/31/2016	$10.08	0.28	0.18	0.46	(0.17)	(0.01)	(0.18)
Year Ended 12/31/2015	$10.23	0.24	(0.22)	0.02	(0.14)	(0.03)	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
130	Columbia Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$10.66	9.25%	0.49%(c)	0.49%(c)	3.46%	256%	$4,074,589
Year Ended 12/31/2018	$10.08	0.40%	0.49%(c)	0.49%(c)	3.21%	222%	$3,919,654
Year Ended 12/31/2017	$10.36	3.86%	0.51%	0.51%	2.69%	396%	$4,242,173
Year Ended 12/31/2016	$10.35	4.68%	0.54%	0.54%	2.86%	400%	$4,384,210
Year Ended 12/31/2015	$10.07	0.30%	0.54%	0.54%	2.42%	477%	$4,413,919
Class 2
Year Ended 12/31/2019	$10.62	9.03%	0.74%(c)	0.74%(c)	3.19%	256%	$53,012
Year Ended 12/31/2018	$10.04	0.14%	0.74%(c)	0.74%(c)	2.96%	222%	$37,454
Year Ended 12/31/2017	$10.32	3.61%	0.76%	0.76%	2.44%	396%	$37,866
Year Ended 12/31/2016	$10.31	4.43%	0.79%	0.79%	2.60%	400%	$34,167
Year Ended 12/31/2015	$10.03	(0.05%)	0.80%	0.80%	2.18%	477%	$24,967
Class 3
Year Ended 12/31/2019	$10.67	9.12%	0.61%(c)	0.61%(c)	3.33%	256%	$532,441
Year Ended 12/31/2018	$10.09	0.27%	0.61%(c)	0.61%(c)	3.07%	222%	$518,931
Year Ended 12/31/2017	$10.37	3.73%	0.64%	0.64%	2.56%	396%	$617,144
Year Ended 12/31/2016	$10.36	4.54%	0.66%	0.66%	2.74%	400%	$688,625
Year Ended 12/31/2015	$10.08	0.17%	0.67%	0.67%	2.30%	477%	$750,722
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	131

Financial Highlights
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$5.42	0.03	0.40	0.43	(0.19)	—	(0.19)
Year Ended 12/31/2018	$5.47	0.08	(0.10)	(0.02)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.51	0.06	0.08	0.14	(0.13)	(0.05)	(0.18)
Year Ended 12/31/2016	$5.07	0.01	0.43	0.44	—	—	—
Year Ended 12/31/2015	$9.49	(0.07)	(0.01)(d)	(0.08)	(3.51)	(0.83)	(4.34)
Class 2
Year Ended 12/31/2019	$5.30	0.02	0.38	0.40	(0.17)	—	(0.17)
Year Ended 12/31/2018	$5.37	0.06	(0.10)	(0.04)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.41	0.05	0.08	0.13	(0.12)	(0.05)	(0.17)
Year Ended 12/31/2016	$4.99	0.00(e)	0.42	0.42	—	—	—
Year Ended 12/31/2015	$9.41	(0.02)	(0.08)(d)	(0.10)	(3.49)	(0.83)	(4.32)
Class 3
Year Ended 12/31/2019	$5.39	0.03	0.39	0.42	(0.18)	—	(0.18)
Year Ended 12/31/2018	$5.45	0.07	(0.10)	(0.03)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.49	0.05	0.08	0.13	(0.12)	(0.05)	(0.17)
Year Ended 12/31/2016	$5.06	0.00(e)	0.43	0.43	—	—	—
Year Ended 12/31/2015	$9.48	(0.02)	(0.07)(d)	(0.09)	(3.50)	(0.83)	(4.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
132	Columbia Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$5.66	7.90%	0.71%(c)	0.61%(c)	0.57%	62%	$28
Year Ended 12/31/2018	$5.42	(0.33%)	0.71%(c)	0.61%(c)	1.41%	118%	$11
Year Ended 12/31/2017	$5.47	2.66%	0.71%	0.62%	1.09%	99%	$11
Year Ended 12/31/2016	$5.51	8.68%	0.68%	0.64%	0.18%	72%	$11
Year Ended 12/31/2015	$5.07	(1.38%)	0.58%	0.58%	(0.77%)	89%	$11
Class 2
Year Ended 12/31/2019	$5.53	7.63%	0.96%(c)	0.86%(c)	0.38%	62%	$19,663
Year Ended 12/31/2018	$5.30	(0.71%)	0.95%(c)	0.86%(c)	1.14%	118%	$17,272
Year Ended 12/31/2017	$5.37	2.46%	0.97%	0.87%	0.86%	99%	$13,986
Year Ended 12/31/2016	$5.41	8.42%	0.93%	0.89%	(0.07%)	72%	$10,801
Year Ended 12/31/2015	$4.99	(1.64%)	0.89%	0.86%	(0.28%)	89%	$7,898
Class 3
Year Ended 12/31/2019	$5.63	7.81%	0.83%(c)	0.73%(c)	0.49%	62%	$89,128
Year Ended 12/31/2018	$5.39	(0.51%)	0.82%(c)	0.74%(c)	1.28%	118%	$96,659
Year Ended 12/31/2017	$5.45	2.54%	0.84%	0.75%	0.97%	99%	$111,829
Year Ended 12/31/2016	$5.49	8.50%	0.80%	0.77%	0.05%	72%	$123,299
Year Ended 12/31/2015	$5.06	(1.49%)	0.76%	0.74%	(0.23%)	89%	$135,276
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	133

Financial Highlights
CTIVP® – Victory Sycamore Established Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$23.65	0.34	6.33	6.67
Year Ended 12/31/2018	$26.27	0.27	(2.89)	(2.62)
Year Ended 12/31/2017	$22.68	0.17	3.42	3.59
Year Ended 12/31/2016	$18.78	0.15	3.75	3.90
Year Ended 12/31/2015	$18.73	0.14	(0.09)(c)	0.05
Class 2
Year Ended 12/31/2019	$23.16	0.27	6.18	6.45
Year Ended 12/31/2018	$25.79	0.20	(2.83)	(2.63)
Year Ended 12/31/2017	$22.32	0.11	3.36	3.47
Year Ended 12/31/2016	$18.52	0.10	3.70	3.80
Year Ended 12/31/2015	$18.52	0.12	(0.12)(c)	0.00(d)
Class 3
Year Ended 12/31/2019	$23.42	0.31	6.25	6.56
Year Ended 12/31/2018	$26.05	0.23	(2.86)	(2.63)
Year Ended 12/31/2017	$22.51	0.14	3.40	3.54
Year Ended 12/31/2016	$18.66	0.12	3.73	3.85
Year Ended 12/31/2015	$18.63	0.14	(0.11)(c)	0.03

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
134	Columbia Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – Victory Sycamore Established Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$30.32	28.20%	0.79%	0.79%	1.25%	39%	$534,959
Year Ended 12/31/2018	$23.65	(9.97%)	0.79%	0.79%	1.00%	36%	$442,931
Year Ended 12/31/2017	$26.27	15.83%	0.82%	0.82%	0.69%	41%	$487,245
Year Ended 12/31/2016	$22.68	20.77%	0.88%	0.86%	0.71%	46%	$409,756
Year Ended 12/31/2015	$18.78	0.27%	0.91%	0.89%	0.71%	53%	$176,428
Class 2
Year Ended 12/31/2019	$29.61	27.85%	1.04%	1.04%	1.00%	39%	$54,158
Year Ended 12/31/2018	$23.16	(10.20%)	1.04%	1.04%	0.76%	36%	$40,488
Year Ended 12/31/2017	$25.79	15.55%	1.07%	1.07%	0.46%	41%	$40,477
Year Ended 12/31/2016	$22.32	20.52%	1.14%	1.11%	0.49%	46%	$26,182
Year Ended 12/31/2015	$18.52	0.00%(d)	1.18%	1.14%	0.63%	53%	$14,431
Class 3
Year Ended 12/31/2019	$29.98	28.01%	0.91%	0.91%	1.12%	39%	$67,484
Year Ended 12/31/2018	$23.42	(10.10%)	0.92%	0.92%	0.88%	36%	$53,581
Year Ended 12/31/2017	$26.05	15.73%	0.95%	0.95%	0.57%	41%	$57,946
Year Ended 12/31/2016	$22.51	20.63%	1.01%	0.99%	0.61%	46%	$44,076
Year Ended 12/31/2015	$18.66	0.16%	1.05%	1.02%	0.73%	53%	$27,637
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	135

Financial Highlights
Variable Portfolio – Partners Core Equity Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$18.84	0.27	4.74	5.01
Year Ended 12/31/2018	$20.48	0.24	(1.88)	(1.64)
Year Ended 12/31/2017	$17.00	0.20	3.28	3.48
Year Ended 12/31/2016	$15.49	0.22	1.29	1.51
Year Ended 12/31/2015	$15.40	0.64(c)	(0.55)	0.09
Class 2
Year Ended 12/31/2019	$18.47	0.21	4.63	4.84
Year Ended 12/31/2018	$20.12	0.18	(1.83)	(1.65)
Year Ended 12/31/2017	$16.75	0.15	3.22	3.37
Year Ended 12/31/2016	$15.29	0.18	1.28	1.46
Year Ended 12/31/2015	$15.24	0.65(d)	(0.60)	0.05
Class 3
Year Ended 12/31/2019	$18.65	0.24	4.68	4.92
Year Ended 12/31/2018	$20.29	0.21	(1.85)	(1.64)
Year Ended 12/31/2017	$16.87	0.18	3.24	3.42
Year Ended 12/31/2016	$15.38	0.20	1.29	1.49
Year Ended 12/31/2015	$15.31	0.62(c)	(0.55)	0.07

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.43 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
136	Columbia Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Partners Core Equity Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$23.85	26.59%	0.70%	0.69%	1.25%	129%	$2,237,714
Year Ended 12/31/2018	$18.84	(8.01%)	0.70%	0.69%	1.13%	55%	$1,775,821
Year Ended 12/31/2017	$20.48	20.47%	0.74%	0.74%	1.08%	51%	$1,934,400
Year Ended 12/31/2016	$17.00	9.75%	0.79%	0.77%	1.39%	115%	$1,670,305
Year Ended 12/31/2015	$15.49	0.58%	0.82%	0.77%	4.14%	67%	$1,691,555
Class 2
Year Ended 12/31/2019	$23.31	26.21%	0.95%	0.94%	1.00%	129%	$10,760
Year Ended 12/31/2018	$18.47	(8.20%)	0.95%	0.94%	0.88%	55%	$9,255
Year Ended 12/31/2017	$20.12	20.12%	0.99%	0.99%	0.83%	51%	$10,507
Year Ended 12/31/2016	$16.75	9.55%	1.04%	1.02%	1.13%	115%	$8,549
Year Ended 12/31/2015	$15.29	0.33%	1.07%	1.02%	4.22%	67%	$8,239
Class 3
Year Ended 12/31/2019	$23.57	26.38%	0.83%	0.81%	1.13%	129%	$32,859
Year Ended 12/31/2018	$18.65	(8.08%)	0.83%	0.82%	1.00%	55%	$31,196
Year Ended 12/31/2017	$20.29	20.27%	0.87%	0.87%	0.96%	51%	$42,254
Year Ended 12/31/2016	$16.87	9.69%	0.92%	0.90%	1.27%	115%	$42,830
Year Ended 12/31/2015	$15.38	0.46%	0.95%	0.89%	4.04%	67%	$46,975
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	137

Financial Highlights
Variable Portfolio – Partners Small Cap Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations
Class 1
Year Ended 12/31/2019	$24.24	0.28	4.52	—	4.80
Year Ended 12/31/2018	$28.01	0.25	(4.02)	—	(3.77)
Year Ended 12/31/2017	$26.14	0.19	1.68	—	1.87
Year Ended 12/31/2016	$20.81	0.09	5.24	0.00(c)	5.33
Year Ended 12/31/2015	$22.92	0.19	(2.30)	—	(2.11)
Class 2
Year Ended 12/31/2019	$23.71	0.22	4.41	—	4.63
Year Ended 12/31/2018	$27.48	0.18	(3.95)	—	(3.77)
Year Ended 12/31/2017	$25.71	0.13	1.64	—	1.77
Year Ended 12/31/2016	$20.51	0.04	5.16	0.00(c)	5.20
Year Ended 12/31/2015	$22.65	0.14	(2.28)	—	(2.14)
Class 3
Year Ended 12/31/2019	$23.96	0.25	4.46	—	4.71
Year Ended 12/31/2018	$27.73	0.21	(3.98)	—	(3.77)
Year Ended 12/31/2017	$25.91	0.15	1.67	—	1.82
Year Ended 12/31/2016	$20.64	0.06	5.21	0.00(c)	5.27
Year Ended 12/31/2015	$22.77	0.17	(2.30)	—	(2.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
138	Columbia Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Partners Small Cap Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$29.04	19.80%	0.89%	0.88%	1.02%	75%	$566,653
Year Ended 12/31/2018	$24.24	(13.46%)	0.88%	0.88%	0.88%	60%	$574,250
Year Ended 12/31/2017	$28.01	7.16%	0.91%	0.91%	0.72%	115%	$686,191
Year Ended 12/31/2016	$26.14	25.61%(d)	1.02%	0.93%	0.40%	60%	$712,682
Year Ended 12/31/2015	$20.81	(9.21%)	1.07%	0.93%	0.84%	48%	$985,530
Class 2
Year Ended 12/31/2019	$28.34	19.53%	1.14%	1.13%	0.81%	75%	$8,276
Year Ended 12/31/2018	$23.71	(13.72%)	1.13%	1.13%	0.65%	60%	$6,673
Year Ended 12/31/2017	$27.48	6.88%	1.16%	1.16%	0.49%	115%	$6,814
Year Ended 12/31/2016	$25.71	25.35%(d)	1.25%	1.18%	0.17%	60%	$5,749
Year Ended 12/31/2015	$20.51	(9.45%)	1.32%	1.18%	0.65%	48%	$4,017
Class 3
Year Ended 12/31/2019	$28.67	19.66%	1.01%	1.00%	0.92%	75%	$94,282
Year Ended 12/31/2018	$23.96	(13.60%)	1.01%	1.00%	0.74%	60%	$89,379
Year Ended 12/31/2017	$27.73	7.02%	1.04%	1.04%	0.59%	115%	$120,392
Year Ended 12/31/2016	$25.91	25.53%(d)	1.13%	1.05%	0.29%	60%	$134,434
Year Ended 12/31/2015	$20.64	(9.36%)	1.19%	1.05%	0.77%	48%	$129,360
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2019	139

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio – Global Strategic Income Fund; Columbia Variable Portfolio – Intermediate Bond Fund; CTIVP® – BlackRock Global Inflation-Protected Securities Fund; CTIVP® – Victory Sycamore Established Value Fund; Variable Portfolio – Partners Core Equity Fund (formerly CTIVP® – MFS® Blended Research® Core Equity Fund) and Variable Portfolio – Partners Small Cap Value Fund. Effective May 20, 2019, CTIVP® – MFS® Blended Research® Core Equity Fund was renamed Variable Portfolio – Partners Core Equity Fund.
Each Fund, other than Columbia Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund, is currently classified as a diversified fund. Columbia Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund are currently classified as non-diversified funds.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
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Notes to Financial Statements  (continued)
December 31, 2019
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
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Notes to Financial Statements  (continued)
December 31, 2019
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
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Notes to Financial Statements  (continued)
December 31, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:
Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Global Strategic Income Fund, Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars	Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To generate total return through long and short currency positions versus the U.S. dollar	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2019
Futures contracts
Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:
Futures contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Strategic Income Fund, Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To manage exposure to movements in interest rates	Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To attain desired breakeven inflation exposure	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. Certain Funds purchased and/or wrote options contracts as detailed below:
Options contracts	Funds
To manage convexity risk	Columbia Variable Portfolio — Intermediate Bond Fund
To manage exposure to fluctuations in interest rates	Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To protect gains	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To protect incremental earnings	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written
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Notes to Financial Statements  (continued)
December 31, 2019
generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by a Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To manage credit risk exposure	Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to an index	Columbia Variable Portfolio — Global Strategic Income Fund and Columbia Variable Portfolio — Intermediate Bond Fund
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Notes to Financial Statements  (continued)
December 31, 2019
These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
Certain Funds entered into interest rate swap contracts as detailed below:
Interest rate swap contracts	Funds
To gain exposure or to protect itself from market rate change	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To attain desired breakeven inflation exposure	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To hedge the portfolio risk associated with some or all of the Fund’s securities	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To manage interest rate market risk exposure to produce incremental earnings	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
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Notes to Financial Statements  (continued)
December 31, 2019
These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Global Strategic Income Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront payments on swap contracts	73,829
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	322,872*
Total		396,701

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	153,668*
Credit risk	Upfront receipts on swap contracts	59,724
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	262,709
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	8,705*
Total		484,806

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	417,260	417,260
Foreign exchange risk	1,043,445	—	—	1,043,445
Interest rate risk	—	(1,928,441)	—	(1,928,441)
Total	1,043,445	(1,928,441)	417,260	(467,736)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(141,220)	(141,220)
Foreign exchange risk	(66,216)	—	—	(66,216)
Interest rate risk	—	528,723	—	528,723
Total	(66,216)	528,723	(141,220)	321,287
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	517,469
Futures contracts — short	30,888,801
Credit default swap contracts — buy protection	7,374,166
Credit default swap contracts — sell protection	5,023,202

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	141,105	(68,848)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Columbia Variable Portfolio – Intermediate Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront payments on swap contracts	6,956,272
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	36,990
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,092,443*
Total		8,085,705

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Notes to Financial Statements  (continued)
December 31, 2019
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	13,612,656*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	499,367
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	7,300,548*
Interest rate risk	Options contracts written, at value	1,138,406
Total		22,550,977

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(912,417)	(912,417)
Foreign exchange risk	(329,872)	—	—	—	—	(329,872)
Interest rate risk	—	68,471,027	(8,612,785)	5,122,002	(312,515)	64,667,729
Total	(329,872)	68,471,027	(8,612,785)	5,122,002	(1,224,932)	63,425,440

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(9,827,275)	(9,827,275)
Foreign exchange risk	(462,377)	—	—	—	—	(462,377)
Interest rate risk	—	(33,619,590)	(1,074,746)	(819,275)	—	(35,513,611)
Total	(462,377)	(33,619,590)	(1,074,746)	(819,275)	(9,827,275)	(45,803,263)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,843,317,231*
Futures contracts — short	862,973,005*
Credit default swap contracts — buy protection	295,169,110*
Credit default swap contracts — sell protection	14,972,438**

Derivative instrument	Average value ($)*
Options contracts — purchased	2,449,641
Options contracts — written	(7,159,705)

Columbia Variable Portfolio Funds | Annual Report 2019	149

Notes to Financial Statements  (continued)
December 31, 2019
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	66,212	(112,301)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	49,985
Foreign exchange risk	Investments, at value — Options purchased	13,117
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	88,887*
Interest rate risk	Investments, at value — Options purchased	401,035
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	589,623*
Total		1,142,647

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,278,713
Foreign exchange risk	Options contracts written, at value	13,116
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	119,567*
Interest rate risk	Options contracts written, at value	764,562
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	421,004*
Total		2,596,962

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
150	Columbia Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	1,747,802	—	—	(6,811)	—	1,740,991
Interest rate risk	—	(673,937)	14,439	63,484	(873,053)	(1,469,067)
Total	1,747,802	(673,937)	14,439	56,673	(873,053)	271,924

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(833,866)	—	(2,139)	(5,897)	—	(841,902)
Interest rate risk	—	60,780	94,124	(139,537)	443,207	458,574
Total	(833,866)	60,780	91,985	(145,434)	443,207	(383,328)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	26,364,568
Futures contracts — short	16,491,017

Derivative instrument	Average value ($)*
Options contracts — purchased	580,539
Options contracts — written	(730,808)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	768,325	(896,378)
Interest rate swap contracts	607,446	(940,682)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Investments in senior loans
Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Variable Portfolio Funds | Annual Report 2019	151

Notes to Financial Statements  (continued)
December 31, 2019
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward sale commitments
Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar
152	Columbia Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Columbia Variable Portfolio – Global Strategic Income Fund
	Citi ($)	Morgan Stanley ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	4,681	-	4,681
OTC credit default swap contracts (b)	55,442	-	-	55,442
Total assets	55,442	4,681	-	60,123
Liabilities
Forward foreign currency exchange contracts	-	-	262,709	262,709
OTC credit default swap contracts (b)	62,270	-	-	62,270
Total liabilities	62,270	-	262,709	324,979
Total financial and derivative net assets	(6,828)	4,681	(262,709)	(264,856)
Total collateral received (pledged) (c)	-	-	-	-
Net amount (d)	(6,828)	4,681	(262,709)	(264,856)

Columbia Variable Portfolio Funds | Annual Report 2019	153

Notes to Financial Statements  (continued)
December 31, 2019
(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Columbia Variable Portfolio – Intermediate Bond Fund
	Citi ($)(a)	Citi ($)(a)	Credit Suisse ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	116,163	-	116,163
Forward foreign currency exchange contracts	-	-	-	-	-	-	36,990	36,990
OTC credit default swap contracts (c)	469,255	-	24,614	49,226	24,614	-	-	567,709
Total assets	469,255	-	24,614	49,226	24,614	116,163	36,990	720,862
Liabilities
Forward foreign currency exchange contracts	-	-	-	-	-	-	499,367	499,367
Options contracts written	-	1,138,406	-	-	-	-	-	1,138,406
Total liabilities	-	1,138,406	-	-	-	-	499,367	1,637,773
Total financial and derivative net assets	469,255	(1,138,406)	24,614	49,226	24,614	116,163	(462,377)	(916,911)
Total collateral received (pledged) (d)	469,255	(1,138,406)	24,614	49,226	24,614	-	-	(570,697)
Net amount (e)	-	-	-	-	-	116,163	(462,377)	(346,214)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
154	Columbia Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	Mizuho ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	63,091	-	-	63,091
Forward foreign currency exchange contracts	45,813	4,172	-	-	-	49,985
Options purchased calls	212,918	31,392	-	-	2,838	247,148
Options purchased puts	164,148	2,147	-	188	521	167,004
Total assets	422,879	37,711	63,091	188	3,359	527,228
Liabilities
Centrally cleared interest rate swap contracts (a)	-	-	49,141	-	-	49,141
Forward foreign currency exchange contracts	157,897	1,120,816	-	-	-	1,278,713
Options contracts written	484,846	288,895	-	-	3,937	777,678
Total liabilities	642,743	1,409,711	49,141	-	3,937	2,105,532
Total financial and derivative net assets	(219,864)	(1,372,000)	13,950	188	(578)	(1,578,304)
Total collateral received (pledged) (b)	(159,119)	(1,115,997)	-	-	(578)	(1,275,694)
Net amount (c)	(60,745)	(256,003)	13,950	188	-	(302,610)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. Certain Funds classify gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Variable Portfolio Funds | Annual Report 2019	155

Notes to Financial Statements  (continued)
December 31, 2019
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity.
CTIVP® – Victory Sycamore Established Value Fund, Variable Portfolio – Partners Core Equity Fund and Variable Portfolio – Partners Small Cap Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
156	Columbia Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio – Global Strategic Income Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3.  Fees and other transactions with affiliates
Management services fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers (see Subadvisory agreements note below). The management services fee is an annual fee that is equal to a percentage of each Fund’s daily net assets that declines as each Fund’s net assets increase.
Columbia Variable Portfolio Funds | Annual Report 2019	157

Notes to Financial Statements  (continued)
December 31, 2019
The fee rate range and effective management services fee rate for each Fund, as a percentage of each Fund’s average daily net assets for the year ended December 31, 2019, were as follows:
	High (%)	Low (%)	Effective management services fee rate (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.65	0.52	0.65
Columbia Variable Portfolio – Intermediate Bond Fund	0.50	0.34	0.47
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.51	0.29	0.51
CTIVP® – Victory Sycamore Established Value Fund	0.77	0.57	0.76
Variable Portfolio – Partners Core Equity Fund	0.77	0.57	0.69
Variable Portfolio – Partners Small Cap Value Fund	0.87	0.75	0.85
Subadvisory agreements
The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:
Fund	Subadviser(s)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc. (BlackRock) BlackRock International Limited (BIL)(a)
CTIVP® – Victory Sycamore Established Value Fund	Victory Capital Management Inc. (Victory Capital)
Variable Portfolio – Partners Core Equity Fund	Jacobs Levy Equity Management, Inc. (Jacobs Levy)(b) T. Rowe Price Associates, Inc. (T. Rowe Price) (b)
Variable Portfolio – Partners Small Cap Value Fund	Jacobs Levy Equity Management, Inc. (Jacobs Levy) Nuveen Asset Management, LLC (Nuveen Asset Management) Segall Bryant & Hamill, LLC (SBH)
(a)	BIL, an affiliate of BlackRock, assists in providing day-to-day portfolio management of the Fund pursuant to a Sub-Subadvisory Agreement between BlackRock and BIL.
(b)	Effective May 20, 2019, the Investment Manager entered into Subadvisory Agreements with Jacobs Levy Equity Management, Inc. (Jacobs Levy) and T. Rowe Price Associates, Inc. (T. Rowe Price) to serve as subadvisers to the Fund. Prior to May 20, 2019, Massachusetts Financial Services Company (MFS) served as the subadviser to the Fund.
For Variable Portfolio – Partners Core Equity Fund and Variable Portfolio - Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of the investments in the Fund will vary due to market fluctuations.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
158	Columbia Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to Columbia Variable Portfolio – Global Strategic Income Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, certain Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for the following Fund(s) aggregated to:
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Variable Portfolio – Global Strategic Income Fund	—	2,646,235	194,125
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2019, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.06
Columbia Variable Portfolio – Intermediate Bond Fund	0.01
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.06
CTIVP® – Victory Sycamore Established Value Fund	0.01
Variable Portfolio – Partners Core Equity Fund	0.00
Variable Portfolio – Partners Small Cap Value Fund	0.01
Columbia Variable Portfolio Funds | Annual Report 2019	159

Notes to Financial Statements  (continued)
December 31, 2019
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020			Prior to May 1, 2019
	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.58	0.83	0.705	0.62	0.87	0.745
Columbia Variable Portfolio – Intermediate Bond Fund	0.52	0.77	0.645	0.56	0.81	0.685
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.60	0.85	0.725	0.61	0.86	0.735
CTIVP® – Victory Sycamore Established Value Fund	0.85	1.10	0.975	0.86	1.11	0.985
Variable Portfolio – Partners Core Equity Fund	0.69	0.94	0.815	0.69	0.94	0.815
Variable Portfolio – Partners Small Cap Value Fund	0.88	1.13	1.005	0.88	1.13	1.005
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, investments in partnerships, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
160	Columbia Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase ($)
Columbia Variable Portfolio – Global Strategic Income Fund	1,519,510	(1,519,510)	—
Columbia Variable Portfolio – Intermediate Bond Fund	(25,391,320)	25,391,320	—
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	259,418	(259,418)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2019			Year Ended December 31, 2018
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Variable Portfolio – Global Strategic Income Fund	—	—	—	5,547,554	—	5,547,554
Columbia Variable Portfolio – Intermediate Bond Fund	147,234,482	—	147,234,482	109,523,618	33,508,870	143,032,488
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	3,555,924	—	3,555,924	50,066	656,061	706,127
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
Columbia Variable Portfolio – Global Strategic Income Fund	5,445,308	—	(5,846,201)	3,821,634
Columbia Variable Portfolio – Intermediate Bond Fund	159,688,739	23,905,454	—	119,528,722
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	2,411,955	—	—	485,945
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
Columbia Variable Portfolio – Global Strategic Income Fund	101,847,130	4,005,588	(183,954)	3,821,634
Columbia Variable Portfolio – Intermediate Bond Fund	5,367,690,888	135,055,411	(15,526,689)	119,528,722
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	105,611,793	2,592,424	(2,106,479)	485,945
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
Fund	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
Columbia Variable Portfolio – Global Strategic Income Fund	(1,832,667)	(4,013,534)	(5,846,201)	—	—
Columbia Variable Portfolio – Intermediate Bond Fund	—	—	—	4,982,600	—
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	—	—	—	66,774	—
Columbia Variable Portfolio Funds | Annual Report 2019	161

Notes to Financial Statements  (continued)
December 31, 2019
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
Columbia Variable Portfolio – Global Strategic Income Fund	71,852,312	57,437,356	—	—
Columbia Variable Portfolio – Intermediate Bond Fund	13,637,324,357	13,844,899,243	11,497,323,263	11,786,799,960
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	69,371,864	85,917,601	60,438,453	71,991,752
CTIVP® – Victory Sycamore Established Value Fund	231,053,095	253,944,662	—	—
Variable Portfolio – Partners Core Equity Fund	2,637,971,203	2,653,263,876	—	—
Variable Portfolio – Partners Small Cap Value Fund	512,755,902	641,657,944	—	—
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended December 31, 2019, the Investment Manager reimbursed Columbia Variable Portfolio – Global Strategic Income Fund $15,819 for a loss on a trading error.
Note 7. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
162	Columbia Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The Funds’ activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Fund	Borrower or Lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
CTIVP® – Victory Sycamore Established Value Fund	Lender	2,700,000	2.63	1
Variable Portfolio – Partners Core Equity Fund	Lender	2,825,000	2.60	4
Variable Portfolio – Partners Small Cap Value Fund	Lender	3,000,000	2.43	3
Interest income earned and interest expense incurred, if any, are recorded as interfund lending on the Statement of Operations. The Funds had no outstanding interfund loans at December 31, 2019.
Note 9. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
No Fund had borrowings during the year ended December 31, 2019.
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund may present increased credit risk as compared to higher-rated debt instruments.
Financial sector risk
Variable Portfolio – Partners Small Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Funds to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that Columbia
Columbia Variable Portfolio Funds | Annual Report 2019	163

Notes to Financial Statements  (continued)
December 31, 2019
Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
CTIVP® – BlackRock Global Inflation-Protected Securities Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
High-yield investments risk
Securities and other debt instruments held by Columbia Variable Portfolio – Global Strategic Income Fund and Columbia Variable Portfolio – Intermediate Bond Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation-protected securities risk
CTIVP® – BlackRock Global Inflation-Protected Securities Fund’s inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Information technology sector risk
Variable Portfolio – Partners Core Equity Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of each Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact each Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
164	Columbia Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
LIBOR replacement risk
Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund may be more susceptible to London Inter-Bank Offered Rate (LIBOR) replacement risk. The elimination of LIBOR, among other "IBOR" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell investments in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Columbia Variable Portfolio – Global Strategic Income Fund and Columbia Variable Portfolio – Intermediate Bond Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Columbia Variable Portfolio Funds | Annual Report 2019	165

Notes to Financial Statements  (continued)
December 31, 2019
Non-diversification risk
Columbia Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2019, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
CTIVP® - Victory Sycamore Established Value Fund and Variable Portfolio - Partners Small Cap Value Fund investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
166	Columbia Variable Portfolio Funds | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – Victory Sycamore Established Value Fund, Variable Portfolio – Partners Core Equity Fund, and Variable Portfolio – Partners Small Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Variable Portfolio - Global Strategic Income Fund, Columbia Variable Portfolio - Intermediate Bond Fund, CTIVP® - BlackRock Global Inflation-Protected Securities Fund, CTIVP® - Victory Sycamore Established Value Fund, Variable Portfolio - Partners Core Equity Fund (formerly known as CTIVP® - MFS® Blended Research® Core Equity Fund) and Variable Portfolio - Partners Small Cap Value Fund (six of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio Funds | Annual Report 2019	167

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2019.
Capital gain dividend
Columbia Variable Portfolio – Global Strategic Income Fund	$0
Columbia Variable Portfolio – Intermediate Bond Fund	$25,100,727
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	$0
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
168	Columbia Variable Portfolio Funds | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio Funds | Annual Report 2019	169

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
170	Columbia Variable Portfolio Funds | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio Funds | Annual Report 2019	171

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
172	Columbia Variable Portfolio Funds | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio Funds | Annual Report 2019	173

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. Each Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
174	Columbia Variable Portfolio Funds | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6466 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Columbia Variable Portfolio – U.S. Equities Fund
CTIVP® – American Century Diversified Bond Fund
CTIVP® – AQR International Core Equity Fund
CTIVP® – CenterSquare Real Estate Fund
CTIVP® – DFA International Value Fund
CTIVP® – Los Angeles Capital Large Cap Growth Fund
CTIVP® – MFS® Value Fund
CTIVP® – Morgan Stanley Advantage Fund
CTIVP® – T. Rowe Price Large Cap Value Fund
CTIVP® – TCW Core Plus Bond Fund
CTIVP® – Wells Fargo Short Duration Government Fund
CTIVP® – Westfield Mid Cap Growth Fund
CTIVP® – William Blair International Leaders Fund
Variable Portfolio – Columbia Wanger International Equities Fund
Variable Portfolio – Partners Core Bond Fund
Variable Portfolio – Partners Small Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.
This report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio Funds  |  Annual Report 2019

Variable Portfolio Funds  |  Annual Report 2019

Fund at a Glance
Columbia Variable Portfolio – U.S. Equities Fund
Investment objective
Columbia Variable Portfolio – U.S. Equities Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Columbia Management Investment Advisers, LLC
Brian Condon, CFA, CAIA
Peter Albanese
Jarl Ginsberg, CFA, CAIA
Christian Stadlinger, Ph.D., CFA
Columbia Wanger Asset Management, LLC
Matthew Litfin, CFA
Richard Watson, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	23.14	5.24	9.67
Class 2	05/07/10	22.82	4.97	9.39
Russell 2000 Index		25.52	8.23	11.73
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2015, when the Investment Manager assumed day-to-day management responsibilities over a portion of the Fund’s portfolio, reflects returns achieved by a single subadviser that managed the Fund’s portfolio according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
4	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
Columbia Variable Portfolio – U.S. Equities Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	96.7
Limited Partnerships	0.3
Money Market Funds	3.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	2.1
Consumer Discretionary	11.1
Consumer Staples	3.6
Energy	3.3
Financials	16.7
Health Care	17.8
Industrials	15.9
Information Technology	14.9
Materials	3.7
Real Estate	7.9
Utilities	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2019	5

Manager Discussion of Fund Performance
Columbia Variable Portfolio – U.S. Equities Fund
At December 31, 2019, approximately 83.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 22.82%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 25.52% for the same time period.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the second half of the year, then announced in its December meeting that it would hold the Federal Funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of the year, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49% while the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Significant performance factors
CMIA: Our portion of the portfolio is divided into two segments, the quantitative model segment and the small/mid cap segment. In the quantitative model segment, stocks are selected using a model which focuses on three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, the models delivered disappointing results. Stocks rated 1 by the models underperformed while those rated 5 outperformed on a relative basis. All three themes — value, quality and catalyst themes —underperformed.
The calendar year 2019 generated double-digit returns for equities. Yet, below the relatively calm surface of the market, factor volatility limited the ability of the Fund’s multifactor framework to capture market inefficiencies and generate excess returns, especially when considering measures of momentum and value. For example, in the two worst months of the year for the Fund, momentum factors outperformed strongly in August while value factors struggled. Conversely, the risk-on nature of September caused value stocks to rally while trending growth stocks struggled. For the year overall, stock selection in the health care, financials and energy sectors aided relative performance for the year, while stock selection in the consumer discretionary, industrials and information technology sectors resulted in underperformance.
6	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – U.S. Equities Fund
In the small/midcap value segment of the portfolio, stock selection is based on fundamental analysis. This segment of the portfolio performed in line with its benchmark, the Russell 2500 Value Index, during the 12-month period. Stock selection was the main driver of performance. Strong security selection within information technology, health care and real estate was offset by selection within materials, industrials and consumer discretionary. Sector allocation modestly added to relative performance, mostly due to our overweight to information technology, which was the best performing sector in the benchmark.
The segment’s top contributors to performance during the period were PagSeguro Digital. Cypress Semicondutor Corp, Horizon Therapeutics and Lumentum Holdings. Digital payment solutions company PagSeguro was a standout performer, as the company reported earnings that beat consensus expectations, driven by new product initiatives that have gained traction with clients. Shares in Cypress Semiconductor, a semiconductor design and manufacturing firm, rose sharply after they agreed to be acquired by Infineon Technologies at a significant premium. Biopharmaceutical company Horizon Therapeutics was a noteworthy contributor within health care. In December, the FDA’s Dermatologic and Ophthalmic Drugs Advisory Committee voted unanimously to recommend approval of their drug to treat thyroid eye disease. Shares in Lumentum, a company that engages in the provision of optical and photonic products, climbed after the company reported strong earnings. The company impressively increased their forward guidance despite industry headwinds, driven by strong performance in their 3D sensing business and a substantial increase in gross margins, showcasing the effectiveness of their merger synergies.
The small/midcap segment’s biggest disappointments for the year were Merit Medical Systems, Granite Construction Incorporated, Children’s Place and Orion Engineered Carbons. Merit Medical Systems, which manufactures and markets disposable medical devices, reported earnings in July that underwhelmed. Results were driven by lower-than-expected sales from two recent acquisitions.The company had been a steady performer over the past few years, and we expect the current earnings dislocation to be rectified. Industrials company Granite Construction, which provides infrastructure solutions, announced earnings that were well below expectations. Results were lower, in large part, due to a significant charge related to four legacy projects in one of their business lines. The company has since announced that they will focus their business strategy away from these very large projects, which we believe should lead to a more predictable earnings pattern in the future. Children’s apparel company Children’s Place reported disappointing results, citing negative weather impacts and higher competitor promotions. They also cut forward guidance due to weaker mall traffic. However, the stock price rebounded partially after the CEO disclosed the purchase of new shares. Materials company Orion Engineered Carbon, which supplies specialty and rubber carbon blacks, reported earnings that slightly beat consensus expectations. However, volumes fell and the CEO’s comments about softening demand caused the stock to sell off.
We will continue our longstanding philosophy of bottom-up, fundamental analysis, looking for undervalued companies with strong underlying earnings prospects that are exhibiting evidence of upward inflection. In doing so, we believe we will be able to avoid value traps and deliver strong returns for our shareholders.
CWAM: Stock selection accounted for our segment’s outperformance of its growth benchmark, the Russell 2000 Growth Index, during the 12-month period. We were pleased that our segment outperformed not just for the full year, but also in the fourth quarter — a time in which the type of lower quality, momentum-driven stocks we seek to avoid generally led the market’s advance. Strong individual stock selection was the primary factor helping our segment overcome this potential headwind. Our holdings soundly outpaced the corresponding benchmark components in the industrials and information technology sectors in 2019, with a smaller advantage in financials. We believe our healthy performance in a potentially challenging time for stock pickers reflects the merits of our bottom-up investment process and its emphasis on fundamentals and valuations.
Our positive showing in industrials stemmed largely from an investment in the trucking company Saia, Inc. The stock lagged in the first half of the year due in part to the larger concerns about economic growth, but it rallied in the third quarter after healthy shipping trends and a favorable pricing environment contributed to a robust earnings report. Manhattan Associates, Inc. was a top performer in technology. A designer of software that enables brick-and-mortar retailers to be more competitive with their online counterparts, the company reported strong organic growth that allayed concerns about the difficult conditions for retailers. Positions in Alteryx, Inc. and CyberArk Software Ltd. also aided results in technology. Our relative performance in financials was led by an investment in Palomar Holdings, Inc., which we added to the portfolio on the stock’s initial public offering in April 2019. Shares of the earthquake insurance specialist rallied after the company reported robust results and higher new-policy volumes.
Variable Portfolio Funds | Annual Report 2019	7

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – U.S. Equities Fund
On the negative side, our segment’s investments in the materials sector underperformed. The shortfall was primarily the result of weakness in Orion Engineered Carbons SA, which lost ground after missing earnings and issuing weaker forward guidance. Outside of materials, Kiniksa Pharmaceuticals Ltd. was among the largest detractors. The stock lagged as a result of both a poorly timed equity offering in January and a lack of catalysts in its product pipeline. Care.com, a leader in the online sitter-for-hire business, was another notable detractor. The company faced a litany of issues, including execution problems, safety concerns, a failure to meet earnings expectations, and the resignation of its chief financial officer. We retained the position in Kiniksa, but we eliminated the Fund’s positions in Orion Engineered Carbons and Care.com.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance
CTIVP® – American Century Diversified Bond Fund
Investment objective
CTIVP® – American Century Diversified Bond Fund (the Fund) seeks to provide shareholders with a high level of current income.
Portfolio management
American Century Investment Management, Inc.
Robert Gahagan
Alejandro Aguilar, CFA
Jeffrey Houston, CFA
Brian Howell
Charles Tan
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	9.73	3.39	3.72
Class 2	05/07/10	9.40	3.12	3.46
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.53
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2019	9

Fund at a Glance   (continued)
CTIVP® – American Century Diversified Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Non-Agency	6.6
Commercial Mortgage-Backed Securities - Non-Agency	6.7
Corporate Bonds & Notes	26.8
Exchange-Traded Fixed Income Funds	3.7
Foreign Government Obligations	1.8
Inflation-Indexed Bonds	1.4
Money Market Funds	2.6
Municipal Bonds	1.3
Residential Mortgage-Backed Securities - Agency	23.2
Residential Mortgage-Backed Securities - Non-Agency	5.3
U.S. Treasury Obligations	20.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
AAA rating	54.0
AA rating	9.7
A rating	12.3
BBB rating	17.9
BB rating	3.4
B rating	1.6
CCC rating	0.6
Not rated	0.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

10	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
CTIVP® – American Century Diversified Bond Fund
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	87.6	—	87.6
Foreign Currency Derivative Contracts	64.6	(52.2)	12.4
Total Notional Market Value of Derivative Contracts	152.2	(52.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Variable Portfolio Funds | Annual Report 2019	11

Manager Discussion of Fund Performance
CTIVP® – American Century Diversified Bond Fund
At December 31, 2019, approximately 99.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 9.40%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% over the same period. The Fund’s relative results can be attributed primarily to sector allocation, though security selection also added value.
Bond markets posted robust gains on key Fed policy pivot
A key policy pivot from the Federal Reserve (Fed) in early 2019 set the stage for robust U.S. bond market performance for the annual period as a whole. Throughout 2018, the U.S. central bank had remained on a tightening course, raising interest rates four times amid a backdrop of generally improving U.S. economic growth and modest inflation gains. But in early 2019, the Fed abruptly halted its four-year tightening campaign and adopted a more muted tone, as the escalating U.S.-China trade dispute threatened global economic growth. By July 2019, mounting global economic risks and relatively limited inflation prompted the Fed to cut interest rates for the first time in 10 years. The Fed followed up with two additional rate cuts — in September and October, which lowered the targeted federal funds rate to a range of 1.50%-1.75%.
Against this backdrop, U.S. Treasury yields generally declined. The bellwether 10-year U.S. Treasury note ended 2019 with a yield of 1.92%, compared with 2.69% a year earlier. The yield on the two-year U.S. Treasury note fell from 2.49% at year-end 2018 to 1.57% at the end of 2019. The Fed helped push shorter maturity yields lower. Fed policy also influenced longer maturity yields, but other factors, including ongoing global economic growth concerns, trade tensions and muted inflation, were also key factors driving longer maturity yields lower. In addition, rates in other developed markets remained unusually low — even negative in Europe and Japan, which also indirectly helped keep U.S. yields lower. The falling yield/low inflation environment helped generate solid total returns for U.S. Treasuries during the annual period, particularly for longer maturity U.S. Treasury securities.
Other U.S. bond market sectors delivered even more robust returns than U.S. Treasuries for the annual period. In particular, corporate bonds rallied, benefiting not only from the declining yield environment but also from solid corporate fundamentals and strong investor demand for yield. In addition, concerns about economic growth and trade tensions generally eased as the year progressed, providing added support for riskier bond market sectors, which generally outperformed higher quality sectors during the annual period. Elsewhere, Treasury inflation protected securities outperformed nominal, or non-inflation-linked, U.S. Treasuries, benefiting from the better relative performance of longer-duration securities and from rising breakeven rates later in the year. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.)
Mortgage-backed securities also delivered solid gains, generally performing in line with the broad investment grade bond market for the annual period.
Overall, the U.S. Treasury yield curve between two-year maturities and 10-year maturities shifted lower but was modestly steeper at the end of the annual period compared to one year prior. In May 2019, a portion of the yield curve inverted, as 10-year U.S. Treasury yields dipped below the yield on three-month U.S. Treasuries. This anomaly initially ignited recession fears. However, we viewed the inverted curve as a reflection of slower global economic growth, lower inflation expectations and prospects for Fed easing, rather than as a signal of an imminent recession. Indeed, the Fed’s three interest rate cuts — in July, September and October 2019, along with improving economic data later in the calendar year, helped restore the yield curve’s positive slope by the end of the annual period.
12	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – American Century Diversified Bond Fund
Sector allocation and security selection overall boosted Fund results
The Fund’s allocation decisions contributed positively to relative results. In particular, an overweight to the high-yield corporate bond sector which was not a component of the benchmark, boosted Fund performance during the annual period. Positions in local currency and U.S. dollar-denominated emerging markets debt, which are also not components of the benchmark, further boosted the Fund’s relative results. Having an underweight to government securities also helped, as non-government bond sectors outperformed government securities during the annual period. These positive contributors were only partially offset by having an overweight to the securitized sector, which detracted from relative performance, as the sector did not keep pace with corporate credit.
Security selection overall also aided performance, especially in the securitized sector, largely due to positions in non-agency collateralized mortgage obligations (CMOs) and non-agency commercial mortgage-backed securities, which are not components of the benchmark. Security selection within the investment-grade credit sector also added value.
Yield curve positioning detracted, primarily in the first and third quarters of 2019. With rates falling and the yield curve flattening and some portions even inverting, the Fund’s curve steepening bias weighed modestly on results in those months. Duration positioning had a rather neutral effect on performance for the annual period, as the Fund maintained a duration stance in line with that of the benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
The Fund’s currency positions in the Chinese yuan, Mexican peso and Brazilian real also detracted from Fund performance in the third quarter of 2019 when heightened U.S.-China trade tensions and a strong U.S. dollar led to weakness among emerging markets currencies. However, these factors subsided late in the annual period, as the U.S. and China reached a “Phase One” trade deal, and the U.S. dollar weakened.
Shifting market conditions drove Fund portfolio changes
Beginning in late 2018 and through the first half of 2019, we focused on finding strategic ways to de-risk the Fund’s portfolio by reducing its overweight position in investment-grade corporate credit, eventually reaching an underweight position. At the same time, we reduced the Fund’s position in high- yield credit. These actions resulted in an overweight position in the securitized sector versus corporate credit. Nevertheless, the Fund remained overweight in spread, or non-government bond, sectors overall and maintained out-of-benchmark exposure to high yield and mortgage credit. The impetus for this de-risking included what we saw as rich valuations, ongoing tensions on multiple fronts, global recessionary fears and geopolitical events.
We purchased inflation-linked securities during the annual period, tactically adding positions due to relatively inexpensive valuations and in anticipation of changes to the Fed’s framework for inflation targeting. We purchased agency mortgage-backed securities, tactically reducing the Fund’s underweight due to favorable conditions relative to corporate and securitized credit. Conversely, we exited the Fund’s Mexican peso-denominated sovereign position after it generated gains in a first quarter 2019 rally.
At the end of the annual period, the Fund remained overweight in spread sectors and maintained exposure to out-of-benchmark high-yield corporate bonds and credit-sensitive mortgage-backed securities. The Fund was duration neutral compared to the benchmark at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	13

Fund at a Glance
CTIVP® – AQR International Core Equity Fund
Investment objective
CTIVP® – AQR International Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
AQR Capital Management, LLC
Michele Aghassi, Ph.D.
Andrea Frazzini, Ph.D.
Ronen Israel*
Lars Nielsen*
*Effective January 1, 2020, Mr. Israel and Mr. Nielsen were added to the fund’s portfolio management.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	18.76	3.20	5.18
Class 2	05/07/10	18.41	2.95	4.91
MSCI EAFE Index (Net)		22.01	5.67	6.98
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2018 reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
14	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
CTIVP® – AQR International Core Equity Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – AQR International Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	2.6
Consumer Discretionary	9.5
Consumer Staples	8.9
Energy	2.3
Financials	12.7
Health Care	17.3
Industrials	16.2
Information Technology	12.6
Materials	7.2
Real Estate	4.4
Utilities	6.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2019)
Australia	6.1
Belgium	0.5
Denmark	2.8
Finland	1.4
France	10.1
Germany	9.1
Hong Kong	3.9
Isle of Man	0.0(a)
Italy	2.8
Japan	22.8
Macau	0.3
Netherlands	4.8
Singapore	0.9
Spain	3.1
Sweden	3.6
Switzerland	10.4
United Kingdom	14.8
United States(b)	2.6
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2019	15

Manager Discussion of Fund Performance
CTIVP® – AQR International Core Equity Fund
At December 31, 2019, approximately 99.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 18.41%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.01% for the same time period. Stock selection in industrials, health care and materials detracted from performance, while stock selection in financials contributed to returns.
Markets recovered as uncertainty diminished
Global equity, credit and energy markets began 2019 with strong rallies as the negative sentiment that ended 2018 reversed course. The U.S. Federal Reserve (Fed) reassured markets that it would be careful not to hike the U.S. economy into recession, further supporting risky assets and pushing global yields lower. As the year progressed, however, global growth data began to point towards weakness while the capricious nature of U.S.-China trade negations and the Brexit (the U.K.’s departure from the European Union) process cast continued uncertainty over markets. This prompted more dovish rhetoric and, ultimately, action from central banks across the globe, further supporting bond markets. As the year ended, uncertainty largely abated: the U.S. and China agreed to a first phase of trade negotiations and a large majority win for the U.K.’s Conservative Party decreased the odds of a disorderly break between the U.K. and European Union. Equities and commodities rallied into the end of the year, while global bonds gave back some of their gains.
Contributors and detractors
Stock selection accounted for the Fund’s underperformance relative to the benchmark during the year. Stock selection in industrials, health care and materials detracted most from performance, while stock selection in financials contributed. While sector allocation contributed to returns, it was not enough to offset results from stock selection. From an investment theme perspective, the Fund’s underperformance relative to its benchmark was driven by valuation while quality detracted to a lesser extent. Momentum and sentiment provided some offsetting gains over the period.
As for the effects of sector allocation, the Fund benefited from an overweight relative to the benchmark in information technology and health care and an underweight to financials. Meanwhile, an overweight in utilities and underweights in consumer discretionary and industrials detracted most from performance. Among holdings, the three top individual contributors to performance were Enel SpA (Italy), Hitachi Ltd. (Japan) and Astellas Pharma, Inc. (Japan). The top individual detractors were LVMH Moët Hennessy – Louis Vuitton SE (France), Centrica PLC (U.K.) and Toyota Tsusho Group (Japan).
Portfolio positioning
It is important to keep in mind that our process is a systematic one in which securities are held based on their characteristics against hundreds of individual factors used by our investment model. Securities most desired for inclusion in the model rank well on a suite of factors as a whole, rather than upon a single metric, narrative or catalyst. Decisions to add or remove positions are based on relative attractiveness across all factors and themes, as well as optimization indications of marginal risk and trading costs. We do not make security-level decisions based upon data points of individual stocks in isolation. We attempt to diversify away most idiosyncratic risk by holding hundreds of securities with position-sized constraints. We do not believe that the top three or five winners or losers, for example, will drive a meaningful portion of strategy performance in the long run.
The Fund rebalances periodically, attempting to stay close to its model while adhering to client constraints and minimizing turnover, trading costs and other undesired effects. We believe it is important to look at portfolio rebalancing holistically, as our optimization process does, rather than look at individual securities or trades and back into a reason as to why. We believe turnover and other rebalancing characteristics were within expected ranges for the period.
16	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – AQR International Core Equity Fund
The Fund increased its exposure to the information technology and industrials sectors during the reporting period. The largest decreases in sector exposures were in energy and utilities. At the end of the period, the Fund was most overweight in the information technology, health care and utilities sectors. Conversely, the Fund was most underweight in the financials, communication services and energy sectors.
Our process takes essentially no relative country or currency views. Exposures in the portfolio lie within tight constraints and are deemed by us to generally be noise that will diversify away over a full market cycle. However, within the global stock selection component, Germany, Switzerland and Norway were the largest contributors to returns over the period. Conversely, France, the United Kingdom and the Netherlands were the largest detractors. The Fund does not take active country allocation risk; therefore, at the end of the period the Fund’s country positioning was neutrally-weighted relative to the benchmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	17

Fund at a Glance
CTIVP® – CenterSquare Real Estate Fund
Investment objective
CTIVP® – CenterSquare Real Estate Fund (the Fund) seeks to provide shareholders with current income and capital appreciation.
Portfolio management
CenterSquare Investment Management LLC
Dean Frankel, CFA
Eric Rothman, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	26.41	5.64	8.27
Class 2	05/07/10	26.16	5.39	7.99
FTSE Nareit Equity REITs Index		26.00	7.21	11.25
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
18	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
CTIVP® – CenterSquare Real Estate Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – CenterSquare Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Real Estate	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2019)
Real Estate
Diversified REITs	5.9
Health Care REITs	13.1
Hotel & Resort REITs	5.2
Industrial REITs	10.2
Office REITs	10.9
Residential REITs	20.5
Retail REITs	14.1
Specialized REITs	20.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2019	19

Manager Discussion of Fund Performance
CTIVP® – CenterSquare Real Estate Fund
At December 31, 2019, approximately 94.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 26.16%. The Fund outperformed its benchmark, the FTSE Nareit Equity REITs Index, which returned 26.00% over the same period. The Fund’s relative outperformance can be attributed to both sub-sector allocation and stock selection overall, each which contributed positively to results.
Real estate securities market gained on lower interest rates
During the annual period ended December 31, 2019, the U.S. real estate investment trust (REIT) market, as measured by the benchmark, posted robust double-digit absolute returns. The U.S. REIT market benefited from the decline in interest rates and from expectations interest rates would stay low in the months ahead. Heightened concern about a global economic slowdown also boosted U.S. REITs’ performance during the annual period. The “risk-on” appetite of investors, especially during the second half of the annual period, resulted in comparatively stronger performance in the broad U.S. equities market, but we believed the durability of the yield provided by REITs remained attractive, especially compared to the fragility of the earnings produced by the broader equity markets. Further, REITs benefited from re-financing that improved the condition of many of their balance sheets during the annual period.
Sub-sector allocation positioning and stock selection boosted Fund performance
The Fund outperformed the benchmark during the annual period due to both sub-sector allocation and stock selection decisions overall. More specifically, the Fund benefited during the annual period from its overweight to the alternative housing sub-sector, which outpaced the benchmark during the annual period, and from its underweight to regional malls, which underperformed the benchmark during the annual period. Stock selection was positive in most sub-sectors during the annual period, with selection in data center, net lease, self-storage and alternative housing the strongest generators of added value. Only partially offsetting these positive contributors was stock selection within the regional mall, specialty and suburban office sub-sectors, which detracted.
From an individual security perspective, the strongest contributors to the Fund’s relative results during the annual period were Digital Realty Trust, Inc., American Campus Communities, Inc. and Life Storage, Inc. The Fund was underweight data center REIT Digital Realty Trust, which helped, as its shares underperformed the benchmark. Its valuation had gotten more attractive, in our view, during the annual period, especially on a relative basis, and so as the year progressed, we added to the position on weakness and narrowed the underweight. From a fundamental view, leasing volume improved for Digital Realty Trust throughout the annual period, and the company announced an acquisition of InterXion Holding N.V., a provider of carrier and cloud-neutral colocation data center services, an acquisition we viewed positively. Having an underweight to American Campus Communities, a constituent of the alternative housing sub-sector, also proved beneficial, given its underperformance of the benchmark during the annual period. We sold the Fund’s position in American Campus Communities. An overweight to self-storage REIT Life Storage contributed positively to Fund results. Investors favored the company’s attractive valuations, new management team and strong initiative to build an improved technology platform.
The stocks that detracted most from the Fund’s relative performance during the annual period were Iron Mountain, Inc., Empire State Realty Trust, Inc. and Macerich Co. Specialty sub-sector REIT Iron Mountain struggled after the company announced a restructuring plan that heightened investor concerns about its execution. Empire Estate Realty Trust, which focuses on infill office properties, lagged the office sub-sector overall given current supply conditions in the New York metropolitan area as well as other New York metropolitan names garnering large lease contracts with top-tier companies. (Infill is the urban planning term for the rededication of land in an urban environment, usually open space to new construction.) Regional mall REIT Macerich detracted because it performed well within the sub-sector, but we had sold the position and its share price continued to increase after our date of sale.
20	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – CenterSquare Real Estate Fund
Strict value-oriented discipline drove Fund portfolio changes
During the annual period, in addition to adding to the Fund’s position in Digital Realty Trust, already mentioned, we established a Fund position in Realty Income Corp., as we increased the Fund’s exposure to the net lease sub-sector as interest rates moved down. In our view, Realty Income is a high-quality net lease company with a strong cost of capital and solid growth track record through acquisitions. In the health care sub-sector, we purchased shares of CareTrust REIT, Inc., Omega Health Care Investors, Inc., Diversified Healthcare Trust and Medical Properties Trust, Inc. In the hotel sub-sector, we initiated a Fund position in DiamondRock Hospitality Co. and added to the Fund’s positions in Host Hotels & Resorts, Inc. and Park Hotels & Resorts, Inc. Conversely, in addition to the sale of Macerich, mentioned earlier, we trimmed the Fund’s position in regional mall REIT Simon Property Group Inc.
With these purchases and sales and other active management decisions, the Fund’s sub-sector allocations shifted. Within the Fund’s portfolio, we increased weightings relative to the benchmark in the health care sub-sector, given the long-term nature of the leases in these properties, the low interest rate environment and the defensive nature of the sub-sector. We also increased the Fund’s relative weighting to the hotel sub-sector and decreased its exposure to regional malls during the annual period. As of December 31, 2019, the Fund was overweight the alternative housing sub-sector and underweight the regional mall, diversified and specialty sub-sectors relative to the REITs Index. On the same date, the Fund was rather neutrally weighted in the other constituent sub-sectors of the benchmark and also had exposure to infrastructure towers, which are not a component of the benchmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	21

Fund at a Glance
CTIVP® – DFA International Value Fund
Investment objective
CTIVP® – DFA International Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Dimensional Fund Advisors LP
Jed Fogdall
Mary Phillips, CFA
Bhanu Singh
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	13.53	3.39	3.59
Class 2	05/07/10	13.20	3.13	3.33
MSCI EAFE Value Index (Net)		16.09	3.54	5.59
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2011 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 21 of 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
22	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
CTIVP® – DFA International Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – DFA International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	5.0
Consumer Discretionary	17.5
Consumer Staples	3.7
Energy	10.6
Financials	27.4
Health Care	5.2
Industrials	12.4
Information Technology	2.0
Materials	11.5
Real Estate	3.1
Utilities	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2019	23

Fund at a Glance   (continued)
CTIVP® – DFA International Value Fund
Country breakdown (%) (at December 31, 2019)
Australia	6.8
Austria	0.1
Belgium	1.2
Denmark	1.8
Finland	0.7
France	11.4
Germany	9.1
Hong Kong	3.1
Ireland	0.6
Israel	0.4
Italy	2.4
Japan	24.7
Netherlands	3.8
New Zealand	0.3
Norway	0.9
Portugal	0.1
Singapore	1.1
Spain	2.6
Sweden	2.9
Switzerland	10.1
United Kingdom	15.5
United States(a)	0.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
24	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance
CTIVP® – DFA International Value Fund
At December 31, 2019, approximately 97.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 13.20%. The Fund posted solid double-digit absolute gains but underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 16.09% over the same period. The Fund’s relative underperformance can be attributed primarily to its greater focus on deeper value securities than the benchmark and to its emphasis on high profitability stocks within the value segment of the market.
International value equities underperformed growth stocks in 2019
In U.S. dollar terms, EAFE (Europe, Australasia and Far East) markets had positive performance for the year, trailing the U.S. market but outperforming emerging markets. The MSCI EAFE Investable Market Index (Net) returned 22.44%, as compared to 31.02% for the Russell 3000 Index and 17.64% for the MSCI Emerging Markets Investable Markets Index (Net).
Some EAFE market currencies, such as the Israeli new shekel and the British pound, appreciated relative to the U.S. dollar, while others, such as the Swedish krona and the Danish krone, depreciated. In the aggregate, currency movements had limited overall impact on the U.S. dollar-denominated returns of the EAFE market.
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional Fund Advisors integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.
Along the market capitalization dimension, small caps (MSCI EAFE Small Cap Index (Net)) outperformed large caps (MSCI EAFE Index (Net)) by 2.95%. Mid caps (MSCI EAFE Mid Cap Index (Net)), a subset of the MSCI EAFE Index universe, underperformed small caps by 1.06% and outperformed large caps by 1.89%.
Along the relative price dimension, large cap value stocks (MSCI EAFE Value Index (Net)) underperformed large cap growth stocks (MSCI EAFE Growth Index (Net)) by 11.81%, and small cap value stocks (MSCI EAFE Small Cap Value Index (Net)) underperformed small cap growth stocks (MSCI EAFE Small Cap Growth Index (Net)) by 5.34%.
Among large and small caps, stocks with higher profitability outperformed stocks with lower profitability. (Profitability is measured as operating income before depreciation and amortization minus interest expense, scaled by book.) (Source: MSCI.)
Deep value and higher profitability focus dampened Fund results
As low relative price, or value, stocks underperformed high relative price, or growth, stocks during the annual period, the Fund’s greater emphasis on deep value stocks than the benchmark was the primary driver of its underperformance. The Fund’s emphasis on mid-cap stocks contributed positively to relative results, as mid-cap equities outperformed large-cap equities for the annual period.
At the sector level, security selection within the consumer discretionary and communication services sectors detracted most from the Fund’s relative results. Having an underweight to REITs (real estate investment trusts), which outperformed the benchmark during the annual period, also hurt. Partially offsetting these detractors was effective security selection in the information technology and energy sectors, which contributed positively. Both security selection and having an overweight to materials, which outperformed the benchmark during the annual period, added value as well.
The individual holdings that detracted most from the Fund’s results during the annual period were overweight positions in U.K. communication services firm Vodafone Group PLC and France-based consumer discretionary company Renault SA and an underweight position in U.K. materials company Rio Tinto. Conversely, having an overweight position in Australian
Variable Portfolio Funds | Annual Report 2019	25

Manager Discussion of Fund Performance  (continued)
CTIVP® – DFA International Value Fund
materials company Fortescue Metals Group Ltd., an out-of-benchmark exposure to Netherlands-based materials company Koninklijke DSM NV and an underweight position in Finland-based information technology company Nokia OYJ contributed positively to the Fund’s results relative to the benchmark. We sold the Fund’s position in Nokia during the period.
From a country perspective, security selection in the U.K., France and Japan detracted from the Fund’s results. Having an underweight allocation to the U.K., which outperformed the benchmark during the annual period, also hurt. Conversely, security selection in Finland and Denmark contributed positively to the Fund’s results during the annual period. Having an overweight to Switzerland, which outperformed the benchmark during the annual period, boosted relative results as well.
Rebalancing towards dynamic target universe drove Fund portfolio changes
In managing the Fund, we regularly rebalance the Fund’s portfolio to focus on a universe of deep value stocks, generally defined as stocks with the lowest price-to-book ratios, within each eligible country. We also rebalance within deep value stocks to emphasize mid-cap stocks, lower relative price stocks and stocks with high profitability. During the annual period, we trimmed the Fund’s positions in Toyota Motor Corp., Mizuho Financial Group Inc. and BP PLC. We increased Fund positions in Fiat Chrysler Automobiles NV, Cie Financiere Richemont SA and Westpac Banking Corp.
Any shifts in sector and country weights generally result from the portfolio construction process. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. During the annual period, the Fund’s allocations to financials, health care and industrials increased, and its exposures to energy, communication services and utilities decreased. The Fund’s positions in Australia and Switzerland increased, and its allocations to Hong Kong and the U.K. decreased.
At the end of December 2019, the Fund had overweighted allocations relative to the benchmark in consumer discretionary, materials and energy. On December 31, 2019, the Fund had underweighted allocations relative to the benchmark in utilities, communication services, financials, health care and REITs and was rather neutrally weighted compared to the benchmark in information technology, industrials, consumer staples and real estate. From a country perspective, the Fund was overweight at the end of December 2019 in Switzerland, the Netherlands and Denmark and was underweight relative to the benchmark in the U.K., Italy and Spain. The Fund had rather neutral weightings in the remaining constituents of the benchmark at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
26	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Investment objective
CTIVP® – Los Angeles Capital Large Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Los Angeles Capital Management and Equity Research, Inc.
Thomas Stevens, CFA
Hal Reynolds, CFA
Daniel Allen, CFA
Daniel Arche, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	32.61	12.27	13.81
Class 2	05/07/10	32.28	11.99	13.52
Russell 1000 Growth Index		36.39	14.63	15.92
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2019	27

Fund at a Glance   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Los Angeles Capital Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	9.2
Consumer Discretionary	14.0
Consumer Staples	4.4
Financials	5.0
Health Care	15.7
Industrials	7.4
Information Technology	40.4
Materials	1.9
Real Estate	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

28	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance
CTIVP® – Los Angeles Capital Large Cap Growth Fund
At December 31, 2019, approximately 99.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 32.28%. The Fund posted double-digit absolute gains but underperformed its benchmark, the Russell 1000 Growth Index, which returned 36.39% over the same period. The Fund’s relative underperformance was driven primarily by fundamental factor exposures, while industry tilts contributed positively to relative results.
U.S. large-cap growth stocks generated spectacular gains in 2019
Against a backdrop of tepid economic reports and flat corporate earnings growth, U.S. large-cap growth equities generated a spectacular 36.39% return for 2019, as measured by the benchmark. For the seventh time during the past 10 years, growth stocks outperformed value stocks. While investors are well aware of the longer term attractiveness of cheaper priced stocks, they remained drawn to the cash flow prospects of growth equities in the shorter term. The annual period was also characterized as a year wherein many broad investment themes, such as fundamental momentum and earnings quality, generated negative returns. A new round of stimulative monetary policy measures pushed equity valuations higher and rather than broadly rewarding securities supported by strong fundamentals, the environment was most beneficial to riskier, more speculative companies. It must also be noted that despite the strong overall performance of the U.S. equity market, market leadership remained thin, with a handful of large companies driving returns during the annual period.
Fundamental factor exposures dampened Fund performance
From a broad perspective, industry tilts contributed positively, albeit modestly, to the Fund’s relative performance. Fundamental factor exposures were the primary driver of underperformance. The Fund benefited from its positioning toward growth companies with higher valuations and greater profitability, but the sharp reversal in the performance of the previous year’s winners had a negative impact on returns. As investors began embracing more speculative companies with greater financial risk and lower management quality, the Fund was penalized for its positioning away from these firms. An overall underweight to larger sized companies within the benchmark also held the Fund’s performance back. At the industry level, after controlling for the impact from fundamental characteristics, the Fund’s overweight to companies in the technology market segment contributed most positively to performance.
From a market segment perspective, capital goods, real estate and consumer staples detracted most from the Fund’s relative results, with stock selection in each segment the primary driver of relative underperformance. Conversely, having an underweight to energy, the weakest performing sector in the benchmark during the annual period, and to biotechnology, which also lagged the benchmark during the annual period, contributed most positively to the Fund’s relative results. Effective stock selection within the retail industry also added notably to performance.
The biggest individual detractors from the Fund’s results during the annual period were underweight positions in biotechnology medicines company Amgen, Inc., media and entertainment company Walt Disney Co. and semiconductor company Advanced Micro Devices, Inc. The Fund did not embrace these companies in part due to their poor analyst sentiment, weaker operating skill and shorter term price momentum, which was not supported by fundamentals or news.
Among the Fund’s individual holdings, overweight positions in pharmaceutical products researcher and developer AbbVie, Inc., manufacturing services company Jabil, Inc. and home improvement retailer Home Depot, Inc. were top contributors to the Fund’s relative results during the annual period. We favored these companies because we believe they exhibited strong fundamentals and positive analyst sentiment.
Variable Portfolio Funds | Annual Report 2019	29

Manager Discussion of Fund Performance  (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Purchases and sales drove Fund portfolio changes
During the annual period, the Fund purchased shares of social media giant Facebook, Inc. and manufacturing services company Jabil, the latter mentioned earlier, as these companies exhibited substantial operating skill, robust cash flows, and support from the analyst community, characteristics of firms expected to perform well. During the annual period, we sold the Fund’s positions in tobacco company Altria Group Inc. and biopharmaceutical company Regeneron Pharmaceuticals, Inc. Altria Group displayed poor analyst sentiment and greater levels of financial risk, whereas Regeneron Pharmaceutical exhibited speculative price activity not explained by news or fundamental characteristics.
From a market segment perspective, the Fund’s exposure to financials, biotechnology and technology increased and its weightings in health care, real estate and retail decreased relative to the benchmark during the annual period. As of December 31, 2019, the Fund held overweights to financials, biotechnology, technology and consumer cyclicals relative to the benchmark and held underweights to communication services and transportation. The Fund was rather neutrally weighted compared to the benchmark in basic materials, business services, capital goods, consumer staples, energy, health care, real estate and retail at the end of the calendar year.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
30	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance
CTIVP® – MFS® Value Fund
Investment objective
CTIVP® – MFS® Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Massachusetts Financial Services Company
Katherine Cannan*
Nevin Chitkara
Steve Gorham**
*Effective December 31, 2019, Katherine Cannan was added as a portfolio manager of the Fund.
**Effective December 31, 2020, Steve Gorham will no longer serve as a portfolio manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	29.83	9.23	11.73
Class 2	05/07/10	29.51	8.96	11.45
Russell 1000 Value Index		26.54	8.29	12.01
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2019	31

Fund at a Glance   (continued)
CTIVP® – MFS® Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – MFS® Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	3.4
Consumer Discretionary	1.3
Consumer Staples	8.0
Energy	3.4
Financials	30.4
Health Care	17.4
Industrials	16.5
Information Technology	9.3
Materials	4.0
Real Estate	0.3
Utilities	6.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

32	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance
CTIVP® – MFS® Value Fund
At December 31, 2019, approximately 95.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 29.51%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 26.54% over the same period. The Fund outperformed on a relative basis driven by both stock selection and sector positioning.
Global equity markets gained strongly though valuation not a major driver
Following a significant global equity market sell-off in the fourth quarter of 2018, it was difficult to imagine the global equity markets in 2019 would finish so strongly. In fact, every major asset class finished 2019 in positive territory, with all major equity markets, credit markets and gold ending the annual period with double-digit gains.
Indeed, 2019 capped a 10-year period in which the returns on U.S. equity markets, as measured by the S&P 500 Index, were better than average, yet equity volatility was the lowest in at least eight decades. As a result, this decade’s risk-adjusted returns, as measured by the Sharpe Ratio, were the best seen since the 1950s. (The Sharpe Ratio is used to help investors understand the return of an investment compared to its risk. The ratio is the average return earned in excess of the risk-free rate per unit of volatility or total risk.)
With 2019 corporate earnings growth estimated to be somewhere between 0% and 1%, virtually all of the U.S. equity market’s returns came through multiple, or price/earnings ratio, expansion, leaving valuations to start 2020 at above-average levels. This was especially pronounced in the most stable growers, where the premium paid to own these companies far exceeded levels reached during the technology bubble of the mid to late 1990s.
While valuation was not a critical driver of stock price performance during the annual period — the most expensive stocks significantly outperformed the least expensive stocks in 2019 — over the long term, we believe valuation matters. Indeed, we believe the level of valuation dispersion present in the market at the end of the annual period should result in an environment more constructive for active managers going forward.
Stock selection and sector allocation overall boosted relative results
Stock selection within and having an overweight allocation to the financials sector, which outperformed the benchmark for the annual period, contributed most positively to the Fund’s relative results during the annual period. Similarly, effective security selection in and having an overweight allocation to the strongly performing industrials sector added value. Having an underweight allocation to energy, the weakest performing sector in the benchmark during the annual period, boosted the Fund’s relative results as well. Such positive contributors were only partially offset by a combination of weak stock selection in and an underweighted allocation to communication services, which were a headwind to relative results. Stock selection in the real estate sector also detracted from relative results. Finally, having a position in cash, albeit modest, during an annual period when the benchmark rallied, dampened the Fund’s performance as well.
From an individual security perspective, among the top positive contributors to the Fund’s results were Accenture PLC and JPMorgan Chase & Co. Shares of technology services provider Accenture rose, as the company reported financial results that beat expectations, driven by strong organic revenue growth, an improvement in margins and a favorable tax rate. Financials, and banks in particular, were one of the better performing segments of the U.S. equity markets in 2019, and JPMorgan Chase was no exception. Despite interest rates declining during the year, JPMorgan Chase had a strong second half of 2019, reporting third calendar quarter earnings above consensus estimates, led by better than expected revenue in fixed income, currencies and commodities, investment banking and mortgage banking. Not owning shares of diversified conglomerate Berkshire Hathaway Inc. also helped the Fund’s relative performance. The company missed second quarter 2019 earnings
Variable Portfolio Funds | Annual Report 2019	33

Manager Discussion of Fund Performance  (continued)
CTIVP® – MFS® Value Fund
expectations due to the exclusion of The Kraft Heinz Company results. Berkshire Hathaway is the largest shareholder of Kraft Heinz, and Kraft Heinz revealed a string of disappointing news during the annual period. In addition, Berkshire Hathaway reduced the value of its stock repurchases to $440 million of shares, a sequential decline in buybacks that pressured its stock.
The Fund’s biggest individual detractors included Bank of America Corporation, AT&T Inc. and 3M Co. Not owning shares of Bank of America weighed on the Fund’s relative returns. As mentioned above, the banking industry was a strong performer in 2019, and Bank of America was no exception. Not owning shares of telecommunications giant AT&T also hampered the Fund’s relative results. AT&T delivered solid second quarter 2019 results that were in line with consensus estimates. Its management also raised its fiscal year free cash flow outlook, which further supported its stock. The Fund did not own shares of AT&T based on concerns about the amount of leverage on its balance sheet. Having an overweight position in specialty chemicals and consumer products company 3M weighed on the Fund’s relative returns during the annual period as well. A combination of weaker than expected earnings driven by weakness in China, autos and electronics and concerns about future charges to address its environmental liabilities pressured 3M’s stock price throughout the year.
Bottom-up stock selection drove Fund portfolio changes
During the annual period, we initiated a Fund position in BB&T Corp., a large regional bank based in the southeastern U.S. During the first quarter of 2019, the bank reached a deal to merge with SunTrust Banks, Inc., another southeastern regional bank in an accretive deal. Based on our favorable view of this deal, along with what we saw as an attractive valuation for a highly capitalized bank and an opportunity for upside through cost savings, we initiated the position. We also established a Fund position in financials company Marsh & McLennan Companies, Inc. In our view, the company has two distinct, attractive businesses — risk and insurance services and a consulting business — and has a market leading position in each. We liked that this is a capital light business, which has consistently generated significant earnings and free cash flow over time, growing its earnings more than 8% per year for the last decade. Marsh & McLennan acquired London-based Jardin Lloyd Thompson Group Plc. during the annual period, which introduced some execution risk. As a result, Marsh & McLennan’s valuation became more attractive, in our view, creating a compelling entry point to this high-quality company.
Conversely, we trimmed the Fund’s position in tobacco company Philip Morris International, Inc. into share price strength during the annual period. However, we continued to believe at the end of the annual period that the company’s revolutionary iQOS device, a product designed to eliminate up to 95% of the health dangers related to smoking, positions the company as a leader in the industry, as customers transition to reduced-risk tobacco products. We exited the Fund’s position in consumer staples company General Mills, Inc. While General Mills had taken strategic steps to improve its business mix, such as buying Blue Buffalo Co., Ltd., a specialty pet food manufacturer, the transaction left the company with a substantially more leveraged balance sheet and with the bulk of its portfolio less well positioned. After its shares appreciated nearly 40% through the first half of 2019, its risk/reward profile became less compelling, in our view, and we ultimately eliminated the position.
The Fund’s sector allocation positioning is a residual of bottom-up portfolio construction. That said, during the annual period, the most significant changes to the Fund’s portfolio included increased exposure to the utilities and financials sectors and decreased exposure to the consumer staples sector. At year-end 2019, the Fund was overweight relative to the benchmark in the industrials, financials, health care and information technology sectors and was underweight relative to the benchmark in the energy, real estate, communication services and consumer discretionary sectors. The Fund was rather neutrally weighted to the benchmark in the materials, utilities and consumer staples sectors at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
34	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance
CTIVP® – Morgan Stanley Advantage Fund
Investment objective
CTIVP® – Morgan Stanley Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Morgan Stanley Investment Management Inc.
Dennis Lynch
Sam Chainani, CFA
Jason Yeung, CFA
Armistead Nash
David Cohen
Alexander Norton
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	27.17	13.84	14.05
Class 2	05/07/10	26.85	13.55	13.76
Russell 1000 Growth Index		36.39	14.63	15.92
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2019	35

Fund at a Glance   (continued)
CTIVP® – Morgan Stanley Advantage Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Morgan Stanley Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	97.8
Money Market Funds	2.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	16.6
Consumer Discretionary	13.3
Consumer Staples	1.6
Financials	4.7
Health Care	14.0
Industrials	12.1
Information Technology	30.9
Materials	6.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

36	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance
CTIVP® – Morgan Stanley Advantage Fund
At December 31, 2019, approximately 99.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 26.85%. The Fund posted robust double-digit absolute gains but underperformed its benchmark, the Russell 1000 Growth Index, which returned 36.39% over the same period. The Fund’s underperformance of the benchmark during the annual period can be attributed to both individual stock selection and sector allocation decisions overall.
U.S. equity markets ended 2019 sharply higher
Easing geopolitical tensions, reduced recession fears and central bank support drove U.S. equities sharply higher during the annual period ended December 31, 2019. The U.S.-China trade war dampened the U.S. manufacturing sector and weighed on business confidence through much of the year. However, consumers’ resilience helped the U.S. economy maintain slow but steady growth. Acknowledging the downside risks to the economy, the U.S. Federal Reserve (the Fed) stopped raising its benchmark interest rate in the first half of the year, then cut interest rates three times during the second half of 2019 in an effort to prolong the economic cycle. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced an agreement in principle on “Phase One” of a trade deal.
U.S. large-cap growth stocks, as measured by the benchmark, advanced, with information technology and communication services the best performing sectors for the year. All sectors gained ground during the annual period, but energy was the largest relative laggard in the benchmark.
Stock selection and sector allocation overall dampened Fund performance
During the annual period, the Fund underperformed the benchmark, attributable to both stock selection and sector allocation. More specifically, stock selection and having an underweight to information technology, the best performing sector in the benchmark during the annual period, detracted most from relative results. Weak stock selection in communication services and materials also hurt as did having an overweight to materials, which lagged the benchmark during the annual period. These detractors were only partially offset by stock selection in consumer discretionary, consumer staples and financials, which contributed positively. Having an underweight in consumer staples, which lagged the benchmark during the annual period, boosted the Fund’s relative results as well.
From an individual security perspective, detracting most from the Fund’s results relative to the benchmark were positions in The Boeing Company, Elanco Animal Health, Inc. and Veeva Systems Inc., each of which posted a negative absolute return during the annual period. Aerospace and defense company Boeing detracted due to weaker than expected fundamentals. We established the Fund position in February 2019 and sold it in March 2019. Animal health care company Elanco Animal Health announced during the third quarter of 2019 it would be acquiring Bayer Animal Health, a division of Bayer HealthCare LLC. The acquisition expands Elanco Animal Health’s companion animal product portfolio and should enable the company, we believe, to improve its scale and position within the industry. However, concerns about the acquisition’s impact on overall revenue growth, as well as potential anti-trust scrutiny of the acquisition, weighed on investor sentiment and led Elanco Animal Health’s stock to decline. We eliminated the Fund’s position in Elanco Animal Health in November 2019. We added Veeva Systems, a cloud-based business services provider, to the Fund’s portfolio in September 2019. It was a detractor from relative results in large part due to the timing of the purchase. During the fourth quarter, Veeva System’s strong results and solid execution were partly offset by concerns about a smaller competitor that had gained some traction with smaller accounts.
The Fund benefited most relative to the benchmark from positions in enterprise information technology management software provider ServiceNow, Inc., diversified luxury goods company LVMH Moet Hennessy Louis Vuitton SE and online trading site operator for the Latin American markets MercadoLibre, Inc. Each of these companies saw their shares gain during the annual period on effective execution and reports of healthy quarterly results.
Variable Portfolio Funds | Annual Report 2019	37

Manager Discussion of Fund Performance  (continued)
CTIVP® – Morgan Stanley Advantage Fund
Bottom-up stock selection drove Fund portfolio changes
Our stock selection focuses on finding high quality companies and then developing insights around competitive advantage and differentiating characteristics that can make them successful over time. Key to our process is having the perspective to hold positions when there are short-term disruptions, as long as those disruptions do not affect our investment thesis. During the annual period, in addition to those names already mentioned, new purchases for the Fund included music streaming services provider Spotify Technology SA, internet infrastructure software solutions developer Twilio, Inc., software developer Coupa Software, Inc. and cloud-based commerce platform provider Shopify, Inc. In addition to those sales mentioned earlier, the most significant sales of the annual period included those of interactive entertainment software and peripheral products developer Activision Blizzard, Inc., aerospace and defense technology and support services provider United Technologies Corp., organized health systems owner and manager UnitedHealth Group, Inc., media and internet company IAC/InterActiveCorp, enterprise software developer Salesforce.com, Inc., investment decision support tools provider MSCI, Inc. and outsourcing services provider ServiceMaster Global Holdings, Inc. These changes were made based on our assessment of the relative risk/reward profile of each investment.
Based on bottom-up stock selection, the most notable changes in allocation during the annual period were increases in information technology and materials and decreases in communication services, consumer discretionary, health care and industrials. At the end of the annual period, the Fund had overweighted positions relative to the benchmark in the communication services, industrials, materials and financials sectors. On December 31, 2019, the Fund had underweighted positions compared to the benchmark in the information technology, health care, consumer discretionary and consumer staples sectors. The Fund had no exposure at all to the real estate, energy or utilities sectors at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
38	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance
CTIVP® – T. Rowe Price Large Cap Value Fund
Investment objective
CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital and income.
Portfolio management
T. Rowe Price Associates, Inc.
Heather McPherson
Mark Finn, CFA, CPA
John Linehan, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	26.58	6.98	10.49
Class 2	05/07/10	26.22	6.70	10.21
Russell 1000 Value Index		26.54	8.29	12.01
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2019	39

Fund at a Glance   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – T. Rowe Price Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	96.8
Convertible Preferred Stocks	1.5
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	5.7
Consumer Discretionary	2.7
Consumer Staples	9.0
Energy	8.5
Financials	24.3
Health Care	14.6
Industrials	11.4
Information Technology	10.0
Materials	3.7
Real Estate	2.2
Utilities	7.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

40	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance
CTIVP® – T. Rowe Price Large Cap Value Fund
At December 31, 2019, approximately 98.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 26.22%. The Fund performed in line with its benchmark, the Russell 1000 Value Index, which returned 26.54% over the same period. Stock selection overall contributed positively to the Fund’s relative results.
U.S. equities surged in 2019 to all-time highs
U.S. equities surged in 2019, bouncing back strongly from deep losses in 2018, which enabled several major indices to hit all-time highs in the latter part of the year. A major driver of market performance was the Federal Reserve (the Fed). Instead of continuing to raise short-term interest rates in 2019, the Fed decided to keep rates steady in the first half of the year and then reduce rates three times starting in late July 2019 as a “midcycle adjustment” of its monetary policy. Many other central banks around the world similarly reduced their interest rates in response to slowing economic growth. In the closing months of the year, the Fed also took steps to increase liquidity in short-term lending markets, in part by purchasing U.S. Treasury bills, which caused the central bank’s balance sheet to expand again, which began to shrink in the prior year.
Trade discussions between the U.S. and China were another major driver of market sentiment in 2019. Speculation arose numerous times that the U.S. and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “Phase One” trade deal was not officially agreed to in principle until December 13, 2019, when Chinese officials held a press conference in Beijing announcing that a preliminary agreement had been reached to reduce U.S. tariffs on some Chinese goods. As part of the agreement, the U.S. would lower the tariff rate on about $120 billion in Chinese goods, while canceling the tariffs on another $160 billion worth of Chinese goods scheduled to take effect mid-December. U.S. Administration officials released a statement announcing the “historic and enforceable agreement” would require “structural reforms and other changes to China’s economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services, and currency and foreign exchange.”
As measured by various FTSE Russell indices, growth-oriented stocks soundly outperformed value-oriented stocks across all market capitalizations.
Stock selection overall boosted Fund results
During the annual period, the Fund performed in line with the benchmark, with stock selection overall contributing positively. More specifically, stock selection in consumer staples, information technology and real estate boosted the Fund’s relative results most. Having an overweight to information technology, which was the best performing sector in the benchmark during the annual period, also helped. Offsetting these positive contributors was weaker stock selection in the communication services, materials and consumer discretionary sectors, which detracted. Having an underweight to communication services, which outperformed the benchmark during the annual period, also hurt.
From an individual security perspective, the Fund’s greatest positive contributors to relative results during the annual period were information technology software giant Microsoft Corp., food processing powerhouse Tyson Foods, Inc. and infrastructure company TC Energy Corp. Microsoft continued to generate strong growth within cloud computing through its Intelligent Cloud unit, which includes Azure, on-premises, and professional service offerings. Investors also reacted positively to Microsoft’s $10 billion Pentagon cloud contract win late in the annual period. We continued to like the company due to what we saw as its durable growth prospects, ability to increase free cash flow and its management’s solid track record of execution, but we significantly trimmed the Fund’s position on strength during the annual period based on our expectations for a more balanced reward-to-risk ratio going forward. Shares of Tyson Foods rose, as the company benefited from higher chicken and prepared food segment margins during the annual period. The company was also poised, many investors believed, to benefit from decreased global protein supply due to the ongoing effects of African swine fever and the re-opening of the Chinese market to U.S. poultry sales in November 2019. At the end of the annual period, we continued to like Tyson Foods for its accelerating growth in the prepared foods market and what we viewed as its strong long-term earnings prospects and transformation into
Variable Portfolio Funds | Annual Report 2019	41

Manager Discussion of Fund Performance  (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
a global, branded protein company. TC Energy is a utility-like infrastructure company that also holds an irreplaceable natural gas pipeline within the U.S. Its shares finished 2019 higher after a series of successful asset sales positioned the company to, in our opinion, transition into a self-funding business. We continued to like the business at the end of the annual period for what we consider to be its valuable natural gas pipeline assets, dividend growth potential and attractive risk/reward profile.
The holdings that detracted most from the Fund’s relative results during the annual period were an overweight position relative to the benchmark in energy exploration and production company Occidental Petroleum Corp. and underweight positions in global bank Citigroup, Inc. and media and entertainment company Walt Disney Co. Share prices of Occidental Petroleum fell, as the firm pursued a debt-fueled takeover of Anadarko Petroleum Corporation. The market balked at both the valuation and strategic rationale for the deal and also at the way Occidental Petroleum avoided a shareholder vote and financed the transaction. Despite these concerns, we continued to like the stock’s risk/reward profile at the end of the annual period as well as what we felt were its attractive relative valuation and rich dividend yield. We also remained optimistic about potential merger synergies and its management’s plan to offload assets. The Fund had an underweight in the strongly-performing shares of Citigroup, which detracted from relative performance during the annual period. Its shares rose early in the annual period in the wake of a late-2018 Fed interest rate hike, which was expected to boost lenders’ net interest margins. Improved sentiment for the financials sector broadly then lifted its shares late in the annual period after several big banks reported better than consensus expected profitability, despite a loosening monetary environment. We maintained the Fund’s underweight, however, at the end of the annual period because we believed heightened expectations and share price appreciation raised the company’s execution risk. Moreover, we had reservations about then-recent changes to Citigroup’s management team and a seeming lack of strategic vision. Similarly, having an underweight in the strongly performing Walt Disney detracted from the Fund’s relative results. Walt Disney’s shares rose early in the annual period in anticipation of the firm’s impending launch of its Disney+ streaming service, and encouraging adoption figures of the streaming service boosted the stock later in the annual period. We had initiated a Fund position in the company during the annual period based on a best-in-class intellectual property portfolio and monetization engine. We further believed its parks and resorts business remained an under-appreciated growth story with durable pricing power. At the end of the annual period, we were optimistic that the Disney+ service would enable the company to leverage its diverse collection of assets and continue to drive its share price higher.
Bottom-up stock selection drove Fund portfolio changes
During the annual period, we added to the Fund’s position in General Electric Co. We were confident in its current leadership team and liked what we saw as the company’s attractive valuation. We also believed the market reacted too negatively to a report detailing concerns over the company’s accounting practices and heightened risks from its long-term care insurance business, and we do not believe the report identified notable new challenges. We established a Fund position in Edison International, buying shares following the passage of a California bill designed to compensate the victims of recent wildfires. We believed increased visibility regarding wildfire liabilities would improve Edison International’s risk/reward profile. Additionally, we believed the utility was making progress on its wildfire hardening efforts, which included the installation of new spark-resistant distribution lines in high-risk areas. Despite stock price appreciation prior to our purchase, we felt its valuation was reasonable. We initiated a Fund position in Fox Corp., a pure-play broadcasting giant formed via a spin-off in May 2019. Investor skepticism concerning the pay-TV business model pressured its shares throughout the annual period, and we bought shares for the Fund on weakness. While we acknowledged the potential risks associated with the growth of direct-to-consumer programming and the rising cost of sports rights, we continued to believe Fox was undervalued given its premium entertainment offerings.
Conversely, we eliminated the Fund’s position in mass media corporation 21st Century Fox, Inc. following the company’s divestiture of its entertainment assets to Walt Disney and its subsequent spin-off of its remaining assets into Fox, a new, separately traded company. We trimmed the Fund’s position in pharmaceuticals company Merck & Co., Inc. Although we liked the company for what we viewed as its durable growth profile and innovative product portfolio, we believed the stock’s valuation was elevated given the mounting competitive pressures and political headwinds challenging pharmaceuticals companies. We exited the Fund’s position in Bank of New York Mellon Corp. late in the annual period. Shares of bank stocks broadly rose on bullish industry earnings reports and reduced worries about global economic growth. We took the share price appreciation as an opportunity to sell in favor of names we believed featured more attractive risk/reward upside potential.
42	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
Based on bottom-up stock selection, the Fund’s weightings in information technology, health care and utilities increased and its weightings in communication services, industrials and consumer discretionary decreased relative to the benchmark. As of December 31, 2019, the Fund was overweight the benchmark in the information technology, industrials, health care and utilities sectors. On the same date, the Fund was underweight the benchmark in the materials, financials, energy and consumer staples sectors and was rather neutrally weighted to the benchmark in the consumer discretionary, real estate and communication services sectors.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	43

Fund at a Glance
CTIVP® – TCW Core Plus Bond Fund
Investment objective
CTIVP® – TCW Core Plus Bond Fund (the Fund) seeks to provide shareholders with total return through current income and capital appreciation.
Portfolio management
TCW Investment Management Company LLC
Tad Rivelle
Laird Landmann
Stephen Kane, CFA
Bryan Whalen, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	9.01	2.96	3.02
Class 2	05/07/10	8.58	2.70	2.76
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.53
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
44	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
CTIVP® – TCW Core Plus Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Non-Agency	5.8
Commercial Mortgage-Backed Securities - Agency	3.3
Commercial Mortgage-Backed Securities - Non-Agency	0.9
Commercial Paper	0.3
Common Stocks	0.0(a)
Corporate Bonds & Notes	21.4
Foreign Government Obligations	1.4
Inflation-Indexed Bonds	3.2
Money Market Funds	3.2
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	29.3
Residential Mortgage-Backed Securities - Non-Agency	6.7
Senior Loans	0.6
Treasury Bills	1.1
U.S. Treasury Obligations	22.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
AAA rating	67.2
AA rating	1.8
A rating	4.6
BBB rating	18.2
BB rating	1.8
B rating	3.3
CCC rating	1.9
CC rating	0.5
Not rated	0.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2019	45

Manager Discussion of Fund Performance
CTIVP® – TCW Core Plus Bond Fund
At December 31, 2019, approximately 99.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 8.58%. The Fund performed in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% during the same period. The Fund’s performance relative to that of the benchmark can be attributed primarily to its corporate credit exposure.
Fixed-income markets posted historically robust returns in 2019
While there were many downside risks facing the capital markets in 2019, the dovish stance and subsequent action of global central banks overwhelmed any temporary disruptions, with both equity and fixed-income markets posting historically robust returns. The list of headline risks included heightened U.S.-China trade tensions, the longest U.S. auto workers’ strike in 50 years, repurchase agreement funding pressures, a U.S. presidential impeachment, ongoing Brexit (the U.K.’s departure from the European Union) concerns and a Venezuelan default. Trade effects, in particular, were outsized in 2019, as the direction of talks — and ensuing market reaction — seemed to shift constantly. However, the general trend tilted positive late in the year, as trade negotiations picked up and near-term uncertainty came down. Not surprisingly, businesses remained skeptical in this environment, evidenced by sharp declines in survey-based measures of expectations, confidence and spending decisions. Still, the dominating theme of 2019 was that of central bank accommodation, leading to a sharp rise in net asset purchases.
Notwithstanding soaring asset prices sustained by interest rate cuts and ongoing liquidity injections, we believe the underlying fundamentals have not changed. Manufacturing data has been an area of particular concern, both in the U.S. and Europe. Furthermore, corporate profit margins were compressed for several quarters, accompanied by declines in capital investment, increases in share buybacks and debt-financed merger and acquisition activity, all while debt levels persisted at historical highs and underwriting standards for corporate credit and loans deteriorated.
Broadly, fixed-income sectors generated strong gains in 2019, as U.S. Treasury yields declined across the curve, or spectrum of maturities, driven by the U.S. Federal Reserve’s (Fed) pivot to a more dovish stance. (Dovish tends to suggest lower interest rates; it is the opposite of hawkish.) The yield on the one-year U.S. Treasury note was down 103 basis points, while 10-year and 30-year U.S. Treasury yields declined by 77 and 63 basis points, respectively. (A basis point is 1/100th of a percentage point.) For the annual period as a whole, the yield curve steepened given that shorter term rates fell more than longer term rates, with the Fed implementing three consecutive interest rate cuts during the second half of 2019. This stands in stark contrast with 2018, when the yield curve actually inverted, meaning long-term rates were lower than short-term rates, for the first time since 2007.
Investment-grade corporate bonds were a standout performer in 2019, as unrelenting global investor demand compressed spreads, or yield differentials to U.S. Treasuries, to 93 basis points. As measured by the Bloomberg Barclays U.S. Corporate Bond Index, investment-grade corporate bonds returned an impressive 14.54% during the annual period — with 676 basis points of positive excess return versus duration-matched U.S. Treasuries. Similarly, high-yield corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, were up 14.32% for the annual period. Notwithstanding a rally in December 2019, bonds rated CCC lagged bonds rated BB for the better part of the calendar year, ultimately trailing by nearly 600 basis points. Securitized products also fared well during the annual period, with the Bloomberg Barclays Securitized Index posting a return of 6.44% for the annual period. Commercial mortgage-backed securities led the way, followed by agency mortgage-backed securities and then asset-backed securities.
Corporate credit exposure boosted the Fund’s relative results most
The Fund’s relative results were boosted most during the annual period by its corporate credit exposure, particularly its emphasis on consumer non-cyclicals, communications and finance companies from an issue selection perspective. However, an underweight to technology and banking corporate bonds detracted, as both industries significantly outpaced U.S. Treasuries and the benchmark for the annual period.
46	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – TCW Core Plus Bond Fund
In other sectors, the Fund’s overweight to securitized products contributed positively to results, while an underweight to non-U.S. sovereign debt was a modest drag on relative performance. Issue selection among non-agency residential mortgage-backed securities also rewarded relative performance given sustained demand and consistent positive total returns for the sector, with further contributions from agency mortgage-backed securities holdings.
Given a rather neutral relative position for most of the year, duration and yield curve positioning had a muted effect on performance for the annual period. The duration of the Fund started 2019 approximately 0.2 years long relative to that of the benchmark, a position that was subsequently trimmed close to neutral as U.S. Treasuries rallied throughout the year. The Fund’s yield curve positioning was largely neutral, with a slight emphasis on five-year maturities.
Shifting market conditions drove Fund portfolio changes
As mentioned, we modestly shortened the Fund’s duration relative to that of the benchmark as rates marched lower in 2019. Given that the threshold for the Fed to raise interest rates had mounted, the Fund’s duration profile was targeted at roughly neutral relative to the benchmark at the end of the annual period.
From a sector perspective, the Fund continued to underweight government securities, as their yield, even given their lower risk, remained significantly lower compared to other opportunities. Within the corporate credit allocation, the Fund’s overall positioning remained defensive, with minimal exposure to the more vulnerable issuers and industries. The Fund’s corporate credit allocation emphasized communications and consumer non-cyclicals, such as pharmaceuticals, health care and food and beverage, though the allocation moved gradually toward higher conviction names. The Fund’s exposure to banking corporate bonds was reduced during the annual period, as yield premiums came down, consistent with our value discipline, but the Fund was positioned to add opportunistically during bouts of volatility when prices looked relatively more attractive.
Outside of corporate bonds, the senior area of securitized markets still offered opportunities, in our view, for attractive risk-adjusted returns, though we remained vigilant at the end of the annual period to pockets of looser underwriting standards, particularly in current vintage commercial mortgage-backed securities, with a focus instead on agency-backed issues. We believed residential mortgage-backed securities also remained an area to pick up relatively reliable yield, particularly in the legacy non-agency mortgage-backed securities segment, which continued, at the end of the annual period, to present attractive risk-adjusted return potential despite a shrinking market. The Fund’s agency mortgage-backed securities positioning was slightly overweight the benchmark at the end of the annual period, though the composition had shifted among coupon and collateral type based on valuations and remained focused, at the end of 2019, on low coupon, 30-year conventional securities. Finally, the Fund’s asset-backed securities position was focused on super-senior issues backed by government-guaranteed student loan collateral.
All told, the Fund’s portfolio turnover rate during the annual period was 209%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	47

Fund at a Glance
CTIVP® – Wells Fargo Short Duration Government Fund
Investment objective
CTIVP® – Wells Fargo Short Duration Government Fund (the Fund) seeks to provide shareholders with current income consistent with capital preservation.
Portfolio management
Wells Capital Management Incorporated
Thomas O’Connor, CFA*
Maulik Bhansali, CFA
Jarad Vasquez
*Thomas O’Connor has announced his intention to retire from Wells Capital Management Incorporated on December 31, 2020.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	3.57	1.33	1.40
Class 2	05/07/10	3.33	1.08	1.14
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		3.59	1.40	1.17
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
48	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Non-Agency	13.4
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	0.4
Money Market Funds	1.0
Residential Mortgage-Backed Securities - Agency	65.0
Residential Mortgage-Backed Securities - Non-Agency	5.2
U.S. Treasury Obligations	14.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2019	49

Manager Discussion of Fund Performance
CTIVP® – Wells Fargo Short Duration Government Fund
At December 31, 2019, approximately 98.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 3.33%. The Fund posted solid absolute gains but modestly underperformed its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which rose 3.59% over the same period. The Fund’s relative performance can be attributed primarily to mixed results from bottom-up security selection and sector allocation overall and the detracting effect of negative convexity and yield curve positioning.
Short-term fixed-income market gained on Fed policy pivot
2019 began with a pivot from the U.S. Federal Reserve (Fed) and central banks around the world from a tightening to an easing stance in response to slowing global economies, fears of policy error and market turmoil. Even the U.S. economy, which had been more resilient than many of its developed market counterparts, appeared to decelerate somewhat late in the year, continuing a gradual slowdown that had begun early in the second calendar quarter. After firming up in the early summer months, U.S. inflation appeared to grow more tame. In the last months of the annual period, following three interest rate cuts by the Fed from July through October 2019, manufacturing activity, which had slowed significantly, seemed to see a modest pickup. At its last meeting of the calendar year, the Fed indicated it would likely keep interest rates on hold through 2020 as long as the U.S. economy stayed on track. In light of improved expectations for the economic outlook, anticipation of a stable monetary policy for the foreseeable future, and appearance of resolution to political risk concerns, such as U.S.-China trade talks and Brexit (the U.K.’s departure from the European Union), valuations for riskier assets, like credit and equities, rebounded strongly in the fourth quarter of 2019, sending most asset classes to their best gains in several years.
Amidst these conditions, the short-term fixed-income market also rallied from the prior year. Two-year U.S. Treasury yields declined by 92 basis points to end 2019 at 1.57%. The two-year to five-year U.S. Treasury yield curve, or spectrum of maturities, steepened heading into year-end with a yield differential of +12 basis points. (A basis point is 1/100th of a percentage point. There is an inverse relationship between bond yields and prices such that prices rise when yields decline and vice versa. A steepening yield curve is one in which longer term yields are higher than shorter term yields.) Overall, toward the end of the annual period, we began to see more security-level dislocation and price dispersion across the major components of the short-term fixed-income market.
Security selection and sector allocation generated mixed results
The Fund seeks to invest in only the highest quality, top of the capital structure bonds. During the annual period, agency mortgage-backed securities were the largest positive contributors to the Fund’s performance, as the sector rebounded strongly from the widening that had occurred in the fourth quarter of 2018. Security selection across mortgage-backed securities was a positive contributor. Within the Fund’s allocation, higher coupon, 30-year mortgage-backed pass-through securities led in performance, with specified pools accounting for the majority of the positive attribution. Selection among fixed-rate collateralized mortgage obligations (CMOs), 15-year mortgage-backed securities and adjustable-rate mortgages (ARMs) also added significant value. Still, the negative convexity relative to the benchmark, inherent in the Fund’s overweight to mortgage-backed securities, was a slight detractor from results. (Negative convexity is when the shape of a bond’s yield curve is concave. A bond’s convexity is the rate of change of its duration. Most mortgage bonds are negatively convex.)
A sector overweight to the asset-backed securities (ABS) sector also contributed positively to the Fund’s relative results, as did positioning in rental car ABS, prime auto ABS and credit card ABS. Positioning in Federal Family Education Loan Program (FFELP) and private credit student loan ABS detracted from performance during the year.
Duration positioning had no material effect on the Fund’s performance during the annual period, as the Fund’s duration positioning was neutral to that of the benchmark throughout. Yield curve positioning detracted modestly, as the Fund was overweight the three-year portion of the curve versus the one-year portion of the curve, where yields declined more.
50	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
Shifting market conditions drove Fund portfolio changes
The Fund seeks to outperform its benchmark by focusing on bottom-up security selection and seeks to neutralize factors such as duration, currencies, sector exposure and yield curve positioning. A focus on convexity mis-pricings, amid heightened interest rate volatility, led to opportunities in the mortgage-backed securities sector during the annual period.
Throughout the annual period, we maintained significant allocations to the mortgage-backed securities, ABS and commercial mortgage-backed securities sectors and remained underweight the agency and U.S. Treasury securities sectors relative to the benchmark. Driven by bottom-up security selection opportunities, we maintained a Fund overweight to longer duration risk and an underweight to two-year risk versus the benchmark.
In agency mortgage-backed securities, we reduced prepayment risk into lower rates and took profits in higher coupon fixed-rated mortgage-backed securities. We reduced the Fund’s position in Ginnie Mae 4.5% and 5.0% pools, 15-year 4.5% pools and higher coupon hybrid ARMs, which had done well into lower rates, despite a significant pick-up in prepayment risk. We increased Fund exposure in fixed-rate and floating-rate short CMOs that offer, in our view, compelling spreads, or yield differentials, and significantly less convexity risk. We also added seasoned pre-reset hybrid ARMs and deeply seasoned 15-year 2.5% securities, as both had underperformed on a relative basis.
Positioning in the non-government sector moved slightly lower during the annual period, driven by reductions in the consumer ABS sector. Positioning in both FFELP and private credit student loan ABS declined from both sales and amortization payments. We also reduced the Fund’s exposure to auto dealer floorplans, auto fleet lease and short duration commercial mortgage-backed securities. We were active throughout the annual period in the non-agency residential mortgage-backed securities (non-QM) sector, increasing the Fund’s exposure to this newer fixed-income sector as new issue activity had picked up and while valuations for these AAA-rated non-agency bonds remained attractive, in our view. (Non-QM, or non-qualified mortgage loans, are loans that do not conform to government and/or conventional mortgage guidelines.)
The Fund ended the annual period with approximately 23% of its net assets in agency CMOs, approximately 12% in high quality ABS and commercial mortgage-backed securities, approximately 29% in agency mortgage-backed securities, approximately 12% in mortgage hybrid ARMs, approximately 5% in non-agency mortgage-backed securities and the remainder in U.S. Treasury and agency debt.
Overall, the Fund’s portfolio turnover rate during the annual period was 632%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
At the end of the annual period, relative to the benchmark, the Fund was overweight in agency mortgage-backed securities, ABS and commercial mortgage-backed securities and was underweight in U.S. Treasuries and agency securities. Consistent with our bottom-up process, the Fund maintained its neutral duration stance at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	51

Fund at a Glance
CTIVP® – Westfield Mid Cap Growth Fund
Investment objective
CTIVP® – Westfield Mid Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Westfield Capital Management Company, L.P.
William Muggia
Richard Lee, CFA
Ethan Meyers, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	42.14	11.23	12.87
Class 2	05/07/10	41.80	10.96	12.58
Russell Midcap Growth Index		35.47	11.60	14.49
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
52	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
CTIVP® – Westfield Mid Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Westfield Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	5.4
Consumer Discretionary	13.3
Energy	3.8
Financials	6.1
Health Care	16.4
Industrials	19.4
Information Technology	30.8
Materials	1.7
Real Estate	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2019	53

Manager Discussion of Fund Performance
CTIVP® – Westfield Mid Cap Growth Fund
At December 31, 2019, approximately 95.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 41.80%. The Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned 35.47% for the same time period. The Fund’s positions in health care, industrials and communication services contributed to performance, while consumer discretionary and energy detracted from relative returns.
Markets advanced on China trade optimism, Fed pivot
U.S. equity markets steadily advanced throughout the 12-month period, closing out their best year since 2013 despite ongoing skepticism of the market’s strength. The key issues were constant during the year, namely ongoing trade uncertainty as a driver of slowing global growth and a fixation on Federal Reserve (Fed) actions. U.S.-China trade tensions remained a focal point for investors and dominated headlines. After swinging between rising and falling tensions throughout the year, the fourth-quarter 2019 news of a “Phase 1” agreement provided some relief and removed one of the key pillars for those arguing for an imminent U.S. recession. Meanwhile, after hiking interest rates near the end of 2018, the Fed pivoted in 2019, cutting rates three times during the year. With economic growth concerns exacerbated by trade tensions, interest rate cuts were well-received by the market, as was Chairman Powell’s commentary around sustaining the market expansion. Global central banks also took to easing measures and the fourth quarter 2019 bore witness to emerging evidence of global growth resuming. These developments, combined with continued U.S. consumer strength, low unemployment, and tailwinds to the U.S. housing market, supported consumer and business optimism and fueled the market advance.
Contributors and detractors
The Fund’s best relative and absolute performance during the period came from its strong stock selection within the health care sector. On average, the portfolio was modestly underweight to this sector during the year, which added to relative results. We believe there are attractive opportunities across a variety of sub-sectors including health care tools and equipment, medical technology, and therapeutics. The industrials sector was also a source of relative and absolute strength for the portfolio. Stock selection drove the majority of the relative strength in the sector; however, our overweight positioning was also beneficial. This sector has been particularly impacted by slowing business activity and recession fears brought about by trade worries and slowing global growth. Despite these challenges, certain segments such as aerospace and defense and, more recently, housing have been bright spots in the sector. The aerospace and defense industry has benefited from secular growth in air travel and the relatively insulated nature of defense budgets from the broader industrial economic climate. Additionally, trends in the housing market remained strong, supported by lower interest rates and demographic tailwinds. Communication services was another source of strength for the year. The Fund’s relative outperformance was driven by stock selection and our underweight positioning to the sector. We have found strong earnings growth stories in this group, benefitting from such secular trends as the rising value of last-mile real broadband, growing video game usage, and evolving social landscapes online.
Among holdings, Medicines Co., a late-stage drug developer focused on cholesterol management therapies for cardiovascular disease, was the Fund’s top absolute and relative performer during the period. The stock was up meaningfully after the late November 2019 announcement that Novartis International AG was acquiring the company at a premium. Worldpay, Inc., a payment processing company, was a strong relative and absolute contributor. In February 2019, it was announced that the company had entered into an agreement to be purchased by Fidelity National Information Services, Inc., also held in the portfolio. Fidelity Information Services has shown itself capable of driving meaningful post-acquisition synergies and the growth story is, in our view, sustainable over the long term. TransDigm Group, Inc., a manufacturer of engineered components for use on commercial and military aircrafts, was another contributor to performance. The company performed well throughout the period and continued to execute on its organic growth and margin goals.
54	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – Westfield Mid Cap Growth Fund
Despite positive absolute returns, the energy sector was the primary detractor from the Fund’s relative results during the period. The underperformance was a combination of an overweight allocation to the sector and stock selection. The group lagged the broad indices as short-term demand concerns, exacerbated by trade wars and a weakening global macroeconomic environment, kept investors away. Information technology modestly detracted from relative performance, driven by weak stock selection, which was partially offset by positive allocation from our modestly overweight positioning to the sector. Consumer discretionary also modestly restrained relative results, mainly due to stock specific weakness. The economic backdrop for the U.S. remained generally strong, supported by a tight labor market, rising wages, and continued confidence in the current environment. While the Fund’s underweight exposure to the sector added value, weak stock selection outweighed any benefit from positioning.
Among holdings, the largest relative detractor was Marathon Petroleum Corp., the largest independent refiner in the world. The company had to contend with challenging oil markets, but the bigger headwind was investor concern around a global slowdown. Advance Auto Parts, Inc. also underperformed. Our initial thesis was predicated on the potential for positive company-specific changes, namely meaningful earnings growth through increased efficiencies from systems upgrades and supply chain integration, and inflecting industry tailwinds. However, the margin opportunity was slower to develop than we originally believed and same-store sales momentum was slowing at a rate greater than peers. Cognizant Technology Solutions Corp. also underperformed. The stock fell sharply during the second quarter of 2019 following an earnings release that included a top-line miss and lowered guidance for the reminder of the year. We view this weakness as transitory as Cognizant’s CEO is new and had been open about resetting investor expectations.
Portfolio positioning
Global Payments Inc., a leading merchant acquirer, was added to the portfolio during the period. The company announced a merger with Total Systems Services Inc. during the year and we believed the combined company offered better organic revenue growth relative to peers, a cleaner balance sheet than prior to the merger, and a more aggressive CEO who was willing to invest for long-term growth. Altice U.S.A., Inc., a provider of broadband TV, telephone, and proprietary content through a variety of brands and assets, was purchased during the period, based on our thesis that although their video subscriber losses were subduing revenue growth, the losses were actually leading to margin expansion and lower capital intensity. Ascendis Pharma A/S, a development-stage orphan drug company focused on unmet needs in the field of endocrinology, was added during the period. We believe Ascendis is a rare self-sufficient biotechnology company with internally sourced multi-billion dollar assets and an impressive technology platform that can help de-risk drug development through proprietary technology. We believe that this combination can help drive meaningful growth over the long-term.
We sold our position in Advance Auto Parts, as our thesis, which centered on margin expansion potential, failed to progress as expected. We also exited Tractor Supply Co., as the stock had climbed over the last year, but channel checks had begun to show some deterioration. We also sold NetApp, Inc. as the company approached our price target and we became concerned about the fundamentals after checks on storage showed signs of weakening.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	55

Fund at a Glance
CTIVP® – William Blair International Leaders Fund
Investment objective
CTIVP® – William Blair International Leaders Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
William Blair Investment Management, LLC
Simon Fennell
Kenneth McAtamney
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	26.70	4.21	6.58
Class 2	05/07/10	26.36	3.97	6.32
MSCI EAFE Growth Index (Net)		27.90	7.71	8.28
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2019 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the US and Canada.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
56	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
CTIVP® – William Blair International Leaders Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – William Blair International Leaders Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	3.9
Consumer Discretionary	13.5
Consumer Staples	3.3
Energy	2.0
Financials	17.9
Health Care	12.8
Industrials	22.4
Information Technology	19.1
Materials	1.5
Real Estate	1.7
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2019)
Australia	5.3
Canada	7.7
China	9.2
Denmark	6.4
Finland	0.4
France	9.1
Germany	4.6
Hong Kong	4.3
India	2.5
Ireland	1.8
Israel	1.4
Italy	0.5
Japan	10.6
Luxembourg	0.6
Netherlands	3.1
Spain	3.3
Sweden	3.8
Switzerland	7.2
Taiwan	3.2
United Kingdom	12.3
United States(a)	2.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2019	57

Manager Discussion of Fund Performance
CTIVP® – William Blair International Leaders Fund
Effective May 20, 2019, the Fund was renamed CTIVP® – William Blair International Leaders Fund. OppenheimerFunds, Inc. (Oppenheimer) was removed as subadviser to the Fund after the close of business on May 19, 2019, and William Blair Investment Management, LLC (William Blair) was named as subadviser to the Fund on May 20, 2019.
At December 31, 2019, approximately 96.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 26.36%. The Fund posted robust double-digit absolute gains but underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 27.90% over the same period. The Fund’s relative performance can be attributed primarily to stock selection and sector allocation decisions by its managers.
International equities gained on rebounding investor sentiment
For most of 2019, international equity markets benefited from rebounding investor sentiment following a challenging and especially volatile 2018. The main catalyst for the rally in all sectors of the benchmark stemmed from the U.S., where the Federal Reserve (Fed) softened its stance on interest rate tightening, halting its interest rate increases and subsequently cutting interest rates three times during the second half of the calendar year. Several other major central banks also helped boost international equity market performance with easing measures designed to moderate concerns over signals of decelerating global economic growth. Such policies drove investor sentiment toward more growth-oriented sectors and riskier assets, especially in the latter part of 2019.
In China, the government provided some stimulus spending and tax cut support to its economy. In Europe, news flow remained less than encouraging on the political front, though a significant win by the Conservative party in the U.K. toward the end of the year, which paved the way for a Brexit deal (the U.K’s departure from the European Union), eased tensions. Also, earnings momentum was largely intact, and European stocks performed well, although not as strongly as U.S. or Chinese stocks. Within this context, equity markets performed strongly through much of the annual period, though there were pockets of volatility caused by news flow around U.S. trade policy and tariffs.
Stock selection, sector allocation and country positioning produced mixed results
Oppenheimer: We managed the Fund during the annual period from January 1, 2019 through May 19, 2019 (the initial reporting period). During the initial reporting period, the Fund underperformed the benchmark due primarily to stock selection. Stock selection in the communication services, consumer discretionary and industrials sectors detracted most from relative results. Partially offsetting these detractors was effective stock selection in the information technology, consumer staples and materials sectors, which contributed positively. Having an overweight allocation to information technology, which was the best performing sector in the benchmark during the initial reporting period, also boosted the Fund’s relative results.
With regard to countries, stock selection in Germany, Finland and India detracted most from relative performance. Partially offsetting these detractors was stock selection in Japan, Switzerland and Canada, which contributed positively.
From an individual security perspective, the biggest detractors from the Fund’s relative results during the initial reporting period were positions in a satellite company and a Chinese internet company in the communication services sector. Individual securities that made the strongest positive contribution to the Fund’s results during the initial reporting period included Hitachi Ltd., Xero Ltd. and Alimentation Couche-Tard, Inc. Hitachi, a Japanese communications and electronic equipment, industrial machinery and consumer electronics manufacturer, benefited from a positive investor reaction to its decision to withdraw from a nuclear project in the U.K. Xero is a New Zealand-domiciled, Australian-listed company offering a cloud-based accounting system similar to QuickBooks. Strong earnings announcements led to positive returns for Xero. Alimentation Couche-Tard is a Canadian-based operator of gas and convenience store chains throughout North America. The company grew both organically and through selected acquisitions, with strong results supporting its share price gains.
58	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
CTIVP® – William Blair International Leaders Fund
William Blair: We served as subadviser to the Fund from May 20, 2019 through December 31, 2019 (the latter reporting period). During the latter reporting period, the Fund outperformed the benchmark due to a combination of stock selection and sector allocation decisions. Effective stock selection in the financials and consumer discretionary sectors contributed most positively to the Fund’s relative results. Having an underweight allocation to consumer staples, which lagged the benchmark during the latter reporting period, also helped. Partially offsetting these positive contributors was stock selection in the information technology, energy and health care sectors, which detracted.
From a country perspective, stock selection in the U.K. and Australia boosted the Fund’s relative results most during the latter reporting period. Having an overweight allocation to Taiwan, which outperformed the benchmark during the latter reporting period, also contributed positively to relative results. These positive contributors were partially offset by stock selection in the Netherlands, Spain and Switzerland, which detracted. Having an underweight to Switzerland, which outperformed the benchmark during the latter reporting period, also dampened the Fund’s relative results.
Individual securities that made the strongest positive contribution to the Fund’s results during the latter reporting period included Taiwan Semiconductor Manufacturing Co., London Stock Exchange Group PLC and Alibaba Group Holding Ltd. Taiwan Semiconductor Manufacturing is the largest dedicated contract semiconductor manufacturer in the world. Its share price advanced alongside industry peers due to the cyclical recovery of the semiconductor industry and stronger earnings expectations heading into 2020. London Stock Exchange Group’s share price appreciated on the back of strong operating results coupled with the announcement of its acquisition of financial data provider Refinitiv and a buyout offer from Hong Kong Exchanges and Clearing Limited, the Hong Kong stock exchange. Alibaba Group Holding is China’s leading e-commerce company. Its share price advanced alongside Chinese equities, as tariff negotiations progressed. The stock also benefited following the company’s successful secondary listing in Hong Kong.
The biggest individual detractors from the Fund’s relative results during the latter reporting period were positions in Canadian National Railway Co., Temenos AG and Royal Dutch Shell PLC. Canadian National Railway is a best-in-class North American rail franchise. Its share price declined alongside rail peers on weaker rail volumes. Temenos is an integrated software solutions company primarily developing core banking back-office software for financial institutions on the path to digitization. Its share price declined in October 2019 following reports of third quarter 2019 results that showed revenue missing consensus expectations due to weaker sales execution and lower licensing growth. Royal Dutch Shell is the world’s second-largest oil company, which operates in more than 70 countries. worldwide. Headwinds from slowing global economic growth manifested in weak oil and gas pricing during the latter part of the reporting period. We exited the position in favor of what we saw as more near-term opportunistic growth opportunities.
Bottom-up stock selection determined trading opportunities
All told, the Fund’s portfolio turnover rate for the annual period was 113%.
Oppenheimer: During the initial reporting period, we established Fund positions in Ubisoft Entertainment SA, Fresenius Medical Care AG & Co. KGaA and ResMed, Inc. Ubisoft is a French producer of gaming content that we found attractive, as gaming grows in popularity driven largely by the proliferation of devices upon which people can play games. Fresenius Medical Care is the largest provider of dialysis care in the U.S., a market growing in volume. In our view, the company has the scale to offer cost reductions to insurance providers that few others can. ResMed produces and services air flow generators and masks used to fight sleep apnea. ResMed is the market leader among a concentrated group of suppliers at a time when the incidence of sleep apnea is on an upward trajectory through most of the world, as populations age and become more obese and as pollution worsens in the U.S. and elsewhere.
Conversely, during the initial reporting period, we sold the Fund’s positions in Scout24 AG, Sonova Holding AG and William Demant Holding AS. Scout24 runs digital classified advertising platforms in Germany that specialize in real estate and automobile listings. During the initial reporting period, Scout received a takeover bid at a significant premium from a consortium of private investors that was accepted by the company management. Sonova is a Swiss-based hearing aid company, and William Demant Holding is a Danish company, that, with Sonova, is one of the two largest hearing aid companies in the world. In our view, they had grown to represent risk to the returns enjoyed by the traditional players in the hearing aid field over the coming years.
Variable Portfolio Funds | Annual Report 2019	59

Manager Discussion of Fund Performance  (continued)
CTIVP® – William Blair International Leaders Fund
All sector and country allocations were a result of bottom-up stock selection. During the initial reporting period, the Fund’s weightings relative to the benchmark increased in the information technology sector and decreased in the consumer discretionary and communication services sectors. From a country perspective, the Fund’s weightings relative to the benchmark increased slightly in Canada and Switzerland and decreased slightly in Germany and India during the initial reporting period.
As of May 19, 2019, the Fund had its most significant relative overweight positions in the information technology and consumer discretionary sectors and had its most significant underweight positions in consumer staples, financials, materials, real estate and utilities. The Fund had rather neutral exposure to the communication services, health care, energy and industrials sectors relative to the benchmark at the end of the initial reporting period. In geographic terms, the Fund’s top overweight positions relative to the benchmark included Israel, Australia, Hong Kong, New Zealand, Singapore, Austria and Belgium. Significant underweight positions relative to the benchmark at the end of the initial reporting period included Thailand, India, China, Canada, Japan and the U.K.
William Blair: During the latter reporting period, we established a Fund position in Novo Nordisk A/S, the world’s leading producer of diabetes therapies, including human insulin, insulin analogues and injection devices. Our research suggested Novo Nordisk should soon enter a prolonged period of delivering highly visible growth fueled by new product introductions, further expansion in the growing obesity market and growth in international markets. We also initiated a Fund position in Hoya Corp., a global med-tech company and a leading supplier of electro-optical products. In our view, the company is gaining traction in its information technology hardware components business, which is more than offsetting an expected decline in legacy product areas. We expect this shift to lead to stabilization in its information technology segment profit growth and positive earnings trends relative to expectations. Conversely, in addition to the sale of Royal Dutch Shell, already mentioned, we exited the Fund’s position in Ferguson PLC, the world’s largest specialist trade distributor of plumbing and heating products within the industrials sector. The position was liquidated as the company announced the planned de-merger of its U.K. business and a change in CEO.
During the latter reporting period, the Fund’s weightings relative to the benchmark increased in the health care, consumer discretionary and information technology sectors and decreased in the consumer staples, communication services and industrials sectors. From a country perspective, the Fund’s weightings relative to the benchmark increased in Japan, India and China and decreased in the Netherlands, the U.K. and Canada.
As of December 31, 2019, the Fund had its most significant relative overweight positions in the financials, information technology, industrials and energy sectors and had its most significant underweight positions in consumer staples, health care, materials and real estate. The Fund had rather neutral exposure to the utilities, communication services and consumer discretionary sectors relative to the benchmark at the end of the calendar year. In geographic terms, the Fund’s top overweight positions relative to the benchmark included China, Canada, Denmark, Taiwan, India and Spain. Significant underweight positions relative to the benchmark at the end of 2019 included Japan, Switzerland, Germany, France, the Netherlands and Australia. The Fund had rather neutral allocations to the remaining constituents of the benchmark at the end of December 2019.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
60	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance
Variable Portfolio – Columbia Wanger International Equities Fund
Investment objective
Variable Portfolio – Columbia Wanger International Equities Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Columbia Wanger Asset Management, LLC
Louis Mendes, CFA
Tae Han (Simon) Kim, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	30.11	6.88	8.18
Class 2	05/07/10	29.50	6.59	7.92
MSCI ACWI ex USA Small Cap Growth Index (Net)		24.61	7.64	7.87
MSCI ACWI ex USA Small Cap Index (Net)		22.42	7.04	7.51
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developing Market countries (excluding the US) and 24 Emerging Markets countries.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 Developed Market countries (excluding the United States) and 23 Emerging Markets countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex USA Small Cap Growth Index (Net) and the MSCI ACWI ex USA Small Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2019	61

Fund at a Glance   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Columbia Wanger International Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	6.8
Consumer Discretionary	13.9
Consumer Staples	5.8
Energy	1.8
Financials	11.7
Health Care	9.4
Industrials	22.3
Information Technology	15.1
Materials	6.4
Real Estate	6.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
62	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
Country breakdown (%) (at December 31, 2019)
Australia	4.2
Belgium	0.7
Brazil	2.1
Cambodia	0.9
Canada	3.1
China	0.8
Cyprus	0.3
Denmark	2.2
France	2.2
Germany	6.7
Hong Kong	2.3
India	1.6
Indonesia	1.1
Ireland	1.2
Italy	4.2
Japan	21.2
Malta	0.6
Mexico	1.1
Netherlands	2.5
New Zealand	1.2
Philippines	0.5
Poland	0.8
Russian Federation	0.9
Singapore	1.5
South Africa	1.0
South Korea	3.0
Spain	0.8
Sweden	7.7
Switzerland	2.4
Taiwan	4.2
Thailand	0.6
United Kingdom	10.3
United States(a)	6.1
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2019	63

Manager Discussion of Fund Performance
Variable Portfolio – Columbia Wanger International Equities Fund
At December 31, 2019, approximately 65.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2019, the Fund’s Class 2 shares returned 29.50%. The Fund outperformed the 24.61% return for its primary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net). The Fund’s secondary benchmark, the MSCI ACWI ex USA Small Cap Index (Net), ended the 12-month period with a return of 22.42%.
International equities produced strong returns in 2019. Although global economic growth and corporate earnings were relatively subdued, the shift toward more accommodative monetary policies by the U.S. Federal Reserve and other major central banks lifted sentiment. The fourth quarter was a particularly favorable time for the markets, as investors reacted positively to progress on the U.S.-China trade talks and the increased clarity on Brexit that followed the U.K. elections in December.
We believe the Fund’s robust results reflect our emphasis on individual stock selection. Our goal is that the majority of the Fund’s return derives from the performance of the stock picks made by our analyst team. We therefore strive to neutralize the effect of regional and sector weightings, and we do not try to adjust the portfolio in anticipation of political or economic events. This process worked well, as the Fund’s holdings outpaced the corresponding benchmark components in five of the six major geographic regions, led by Europe, Asia ex-Japan and United Kingdom/Ireland. At the sector level, we produced the best results in industrials, information technology and financials. On the other end of the spectrum, consumer staples was our weakest sector in 2019.
The Fund’s position in Varta AG was a key source of outperformance in the industrials sector. The company has aggressively consolidated the market for zinc air micro-batteries over the past five years, and it now has a leading global share of this growing area. The stock performed well after the company reported strong results, raised its guidance, and demonstrated progress on its plan to increase capacity to meet rising demand. Sweco AB, a Swedish engineering consultancy company, also delivered strong results for the Fund in the industrials sector.
Within information technology, SimCorp A/S, a Denmark-based provider of enterprise-resource planning systems for asset managers, was a leading contributor to performance. The company has benefited from rising demand for its software at a time in which money managers face increased regulatory demands and the need to reduce the cost of back-office functions. Nemetschek SE, a German provider of software systems for the design, construction and management of buildings and real estate, was also a notable contributor. The shares rallied on the combination of positive results and the company’s evolution from design-only software to the build-and-manage segments of the market.
U.K.-based Intermediate Capital Group, an asset manager that focuses on private debt, was the top contributor in financials. The company’s assets under management rose as pension funds and other long-term investors increased their allocations to the private debt markets. Intermediate Capital has used its strong market position to take advantage of the rapid growth in this area.
On the negative side, Kindred Group PLC, a leading European online gaming operator, was the largest detractor in the consumer discretionary sector and the Fund as a whole. Contrary to our expectations, the new Swedish gaming law has shrunk, not expanded, the country’s online gaming market by limiting bonus play. Bettors have balked at the new restrictions and sharply curtailed their play with licensed operators such as Kindred. Kindred was thought to be a key beneficiary of new regulation due to its status as one of the most compliant and ethical operator in the industry. This belief was proved wrong.
Costa Group Holdings Ltd. — Australia’s leading producer of fresh produce — also lost ground after weaker-than-expected guidance led to a sharp downturn in the stock early in the year, and we closed the position. We view this as an illustration of our willingness to sell an underperforming position if we find that our investment thesis is no longer valid.
64	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
We continue to manage the Fund with a tilt toward the smaller end of the small- to mid-cap range. We believe there is more growth in this segment of the market, and there are greater opportunities to find mispricings at the individual stock level. Research coverage in the small-cap space is already relatively low, and it is shrinking further as asset managers seek to cut costs. We therefore see smaller companies as the area in which we have the widest latitude to put our bottom-up stock selection process to work.
The year ahead may well bring higher risk than we witnessed in 2019 due to rising geopolitical tensions and the prospect of the U.S. elections. However, we believe our emphasis on maintaining a balanced approach and avoiding large, directional “bets” means that we can continue delivering positive results even if the investment backdrop becomes more challenging.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	65

Fund at a Glance
Variable Portfolio – Partners Core Bond Fund
Investment objective
Variable Portfolio – Partners Core Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
Portfolio management
J.P. Morgan Investment Management Inc.
Richard Figuly
Barbara Miller*
Justin Rucker
Wells Capital Management Incorporated
Thomas O’Connor, CFA**
Maulik Bhansali, CFA
Jarad Vasquez
*Barbara Miller has been promoted to Global Chief Investment Officer of Customized Bond Portfolios for J.P. Morgan Investment Management Inc. (JPMIM) and will cease acting as a portfolio manager for the Fund, effective March 31, 2020.
**Thomas O’Connor has announced his intention to retire from Wells Capital Management Incorporated on December 31, 2020.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	8.61	3.05	3.50
Class 2	05/07/10	8.39	2.78	3.24
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.53
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
66	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
Variable Portfolio – Partners Core Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	10.1
Commercial Mortgage-Backed Securities - Agency	7.4
Commercial Mortgage-Backed Securities - Non-Agency	3.3
Corporate Bonds & Notes	23.6
Foreign Government Obligations	0.9
Inflation-Indexed Bonds	0.1
Money Market Funds	3.2
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	22.7
Residential Mortgage-Backed Securities - Non-Agency	2.6
U.S. Government & Agency Obligations	1.2
U.S. Treasury Obligations	24.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
AAA rating	67.1
AA rating	3.4
A rating	10.8
BBB rating	14.1
BB rating	0.3
B rating	0.3
CCC rating	0.0(a)
C rating	0.0(a)
D rating	0.0(a)
Not rated	4.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2019	67

Manager Discussion of Fund Performance
Variable Portfolio – Partners Core Bond Fund
As of December 31, 2019, the Fund was managed by two independent money management firms. J.P. Morgan Investment Management Inc. (JPMorgan) and Wells Capital Management Incorporated (WellsCap) each managed approximately 50% of the Fund’s assets.
At December 31, 2019, approximately 99.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 8.39%. The Fund modestly underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% over the same period. The Fund’s performance relative to the benchmark can be attributed to sector allocation, security selection and duration and yield curve positioning decisions by its managers. Also, mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. fixed-income markets rebounded strongly in 2019 from flat returns in 2018
Capital markets rebounded in the first quarter of 2019, following the rocky end to 2018. Optimism about the U.S.-China trade agreement and dovish Federal Reserve (Fed) rhetoric propelled risk assets higher despite a string of weak economic data releases in Europe and China, as markets believed these economies would stabilize and avoid a hard landing, or recession. (Dovish rhetoric suggests lower interest rates; opposite of hawkish.) Risk assets and U.S. government securities continued their rally in the second quarter amid sub-trend global economic growth, ongoing trade tensions and a dovish shift from the Fed. The threat of intensifying trade tensions dominated the narrative. After appearing to progress early in the second quarter, U.S.-China trade negotiations took an unexpected turn for the worse in early May 2019 when the U.S. Administration abruptly raised tariffs on $200 billion of Chinese imports from 10% to 25% and announced its intention to expand the 25% tariffs to the remaining $300 billion of imports from China. The sudden shift in rhetoric by the U.S. Administration led government bond yields to plunge in the “flight to quality” move. The two-year U.S. Treasury ended the second quarter down 50 basis points at 1.76%; the five-year U.S. Treasury ended the quarter 46 basis points lower at 1.77%; the 10-year U.S. Treasury ended the quarter 40 basis points lower at 2.01%; and the 30-year U.S. Treasury ended the quarter 28 basis points lower at 2.53%. (A basis point is 1/100th of a percentage point.)
In the third quarter of 2019, economic growth and global trade continued to dominate investor attention. This quarter was marked by an ongoing slowdown in the global economy, offset by further monetary easing from the U.S. and Europe. Risk assets and government bonds rallied. Virtually all major risk assets continued to rally in the fourth quarter of 2019, as trade tensions between the U.S. and China eased, recession risk abated and optimism improved. A “Phase One” trade deal, in which the U.S. agreed not to implement tariffs scheduled to take place in December 2019 and to cut in half the tariffs already applied to Chinese goods in September 2019, was expected to be signed in mid-January. (On January 15, President Trump and the Vice Premier of China did sign the Phase One trade deal agreement.) Credit spreads tightened, and the U.S. Treasury yield curve, or spectrum of maturities, steepened, meaning longer term yields moved higher than shorter term yields.
All told, the U.S. Fed cut the targeted federal funds rate three times, by a total of 75 basis points to a range of 1.50%-1.75%, during the annual period.
For the annual period overall, all spread, or non-government bond, sectors in the benchmark outpaced duration-neutral U.S. Treasuries. U.S. corporate bonds was the best preforming sector in the benchmark during the annual period, outperforming duration-like U.S. Treasuries by 676 basis points. During the annual period, lower quality names outperformed higher rated securities. On a duration neutral basis, AA-rated corporate bonds outperformed U.S. Treasuries by 276 basis points; A-rated corporate bonds outperformed U.S. Treasuries by 527 basis points; and BBB-rated corporate bonds outperformed U.S. Treasuries by 853 basis points.
Within the U.S. Treasury sector itself, the U.S. Treasury yield curve steepened, as U.S. Treasury yields fell across the short-term portion of the yield curve, or spectrum of maturities, in reaction to the three interest rate cuts by the Fed, more so than did yields on intermediate- and longer term maturities, which fell more moderately. Year-over-year, the two-year
68	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
U.S. Treasury yield fell 92 basis points to 1.57%, while the 10-year U.S. Treasury yield fell 77 basis points to 1.92%, and the 30-year U.S. Treasury yield fell 64 basis points to 2.39%. The spread, or differential, in yields between the two-year and 10-year U.S. Treasuries rose 15 basis points to finish 2019 at 35 basis points.
Sector allocation, security selection and duration positioning generated mixed results
JPMorgan: During the annual period, our portion of the Fund outperformed the benchmark due to a combination of sector allocation, security selection and duration positioning decisions.
Our portion of the Fund held a slightly longer duration position than that of the benchmark for most of the year, which contributed positively, as interest rates fell across the yield curve. We carefully managed duration as we sought to control interest rate risk in our portion of the Fund, and we used it sparingly as an active management tool. Duration may be adjusted periodically, in small increments, seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. The duration of our portion of the Fund is typically +/- 10% of the duration of the benchmark. Having moved from a rather neutral duration stance at the start of the annual period, our portion of the Fund had an effective duration of 5.85 years versus the benchmark’s effective duration of 5.84 years at the end of December 2019. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Our portion of the Fund’s yield curve positioning also contributed positively. In conjunction with the economic analysis we performed with respect to duration decisions, we sought to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve, or spectrum of maturities. As part of the investment process, we evaluated the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy seeks to find optimal exposures along the curve. Expected returns are established via scenario analysis, which incorporates yield curve shifts, the roll-down effect and time horizon. Our portion of the Fund’s overweight to the 10+ year portion of the yield curve and its underweight to the short-term, or one- to five-year, segment of the yield curve especially added to performance.
Our portion of the Fund’s underweight to U.S. Treasuries and overweight to spread sectors versus the benchmark contributed positively, as all spread sectors outperformed duration-neutral U.S. Treasuries during the annual period. Within the U.S. Treasuries allocation, our portion of the Fund’s longer duration profile added value. Notably, the 30-year U.S. Treasury returned 16.43% during the annual period, outperforming the five-year U.S. Treasury, which returned 5.82% for the same period.
Security selection within the corporate credit sector contributed positively, especially within the communications and consumer non-cyclical sub-sectors. However, this was offset by the detracting effect of our portion of the Fund’s underweight to investment-grade corporate bonds, which was the best performing sector in the benchmark during the annual period.
Our portion of the Fund’s overweight allocation to asset-backed securities detracted from relative results. While asset-backed securities generated positive, albeit modest, absolute returns, the shorter duration profile of the sector relative to longer dated securities drove its relative underperformance. Our portion of the Fund’s security selection among agency mortgage-backed securities also dampened its relative results, as our bias for agency commercial mortgage-backed securities and collateralized mortgage obligations (CMOs) underperformed the benchmark during the annual period.
WellsCap: During the annual period, our portion of the Fund outperformed the benchmark. In credit, security selection was the primary contributor to performance, with sector exposure also contributing positively, as we maintained a modest overweight to credit in our portion of the Fund for most of the year, and credit significantly outperformed the benchmark during the annual period. Issuer positioning across most sub-sectors added value, with the health care, utilities, sovereigns and communications sub-sectors leading performance. Notable individual contributors included overweights in the bonds of Becton Dickinson and Co., Celgene Corp. and Bristol-Myers Squibb Co. in health care; an underweight to Duke Energy Corp. and an overweight to Electricite de France SA in utilities; dynamic positioning in Indonesia within the sovereigns sub-sector; and relative-value positioning in Charter Communications, Fox Corp. and Verizon Communications, Inc. in communications. In other sub-sectors, an overweight to NXP Semiconductors, dynamic positioning in Anheuser-Busch InBev Worldwide, Inc., an underweight to Citigroup Inc. and an overweight to Danone SA contributed positively.
Variable Portfolio Funds | Annual Report 2019	69

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
Partially offsetting these positive contributors was issuer positioning across the pipelines, energy, basic industry and automotive sub-sectors, which detracted. These detractors included overweights in the bonds of Western Midstream Partners and Plains All American Pipeline LP in pipelines; positioning in Anadarko Petroleum Corp. surrounding the Chevron Corporation/Occidental Petroleum Corp. takeover battle in energy; an overweight to Teck Resources Ltd. in basic industry; and an overweight to Ford Motor Co. within automotive. Elsewhere, overweights in the bonds of Southern California Edison Co. and select local governments detracted as did Pacific Gas & Electric Co., a position we exited quite early in the annual period.
In agency mortgage-backed securities, a sector overweight and bottom-up security selection in 30-year conventional and Ginnie Mae mortgage-backed securities contributed positively to our portion of the Fund’s relative results. Positioning in higher coupon mortgages were the largest positive contributor to performance, with robust security selection opportunities throughout the year. Exposure to CMOs and lower-coupon TBAs detracted slightly from performance. (To be announced, or TBA, is a term describing forward-settling mortgage-backed securities trades. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are announced 48 hours prior to the established trade settlement date.) However, valuations remained reasonably attractive, in our view, relative to pools on a risk-adjusted basis.
In asset-backed securities (ABS), security selection detracted from our portion of the Fund’s relative results during the annual period, with private credit and Federal Family Education Loan Program (FFELP) student loan asset-backed securities accounting for the majority of the negative attribution. Our portion of the Fund’s overweights to asset-backed securities and commercial mortgage-backed securities contributed positively to performance as did our portion of the Fund’s positioning in rental car ABS, prime auto ABS and credit card ABS.
Duration and yield curve positioning had no material effect on our portion of the Fund’s performance during the annual period, as the Fund’s duration and yield curve positioning was neutral to that of the benchmark throughout.
Individual security selection drove Fund portfolio changes
All told, the Fund’s portfolio turnover rate during the annual period was 321%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
JPMorgan: Our investment strategy places an emphasis on security selection, based on bottom-up fundamental analysis. As such, our investment decisions are not predicated on specific macro factors, such as government policy action, ratings changes and more. However, such factors often increase market volatility that may present buying opportunities. We purchase securities that we believe are undervalued or may offer a superior total return profile compared to similar securities. We sell securities that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile is identified.
During the annual period, the most significant change made was an increased allocation to corporate credit. We saw what we considered to be opportunities to increase our portion of the Fund’s allocation to high quality intermediate-duration corporate bonds and select long-dated investment-grade corporate bonds. Also, from a yield curve perspective, we decreased our portion of the Fund’s underweight in the 20-year and 30-year segments of the U.S. Treasury yield curve.
At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in securitized sectors, including agency debt, mortgage-backed securities, ABS and commercial mortgage-backed securities, with purchases focusing on securities with what we considered to be stable cash flows and attractive convexity profiles. Our portion of the Fund was underweight relative to the benchmark in U.S. Treasuries and corporate bonds at the end of the annual period. Our portion of the Fund was rather neutral in duration relative to the benchmark. We maintained an overweight in the belly, or intermediate-term segment, of the yield curve and an underweight position at the longer term end of the yield curve.
WellsCap: Our investment process is reliant on bottom-up security selection combined with active relative value portfolio rotation and seeks to neutralize factors such as duration, currencies, sector exposure and yield curve positioning.
70	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
In credit, we began the annual period with a modest risk-adjusted overweight. During the first quarter, we added exposure across issuers in the technology, capital goods, energy and communications sub-sectors and reduced exposure across issuers in the non-U.S. banks, health care, basic industry and utilities sub-sectors. During the second quarter, we decreased our portion of the Fund’s risk-adjusted exposure to credit to a modest underweight. We added to issuers in the technology and non-U.S. banks sub-sectors, while reducing positions across issuers in the communications and U.S. banks sub-sectors. During the third quarter, we increased risk-adjusted exposure to a modest overweight again, adding across issuers in the capital goods, non-U.S. banks, utilities and health care sub-sectors against reductions across issuers in the insurance, other financials and U.S. banks sub-sectors. In the fourth quarter, we moved our portion of the Fund’s credit exposure to a modest underweight. We added across issuers in the communications, insurance, banks and energy sub-sectors and decreased exposure across issuers in the utilities, technology, real estate investment trust, consumer, sovereigns, local government and pipelines sub-sectors.
We reduced our portion of the Fund’s allocation to agency mortgage-backed securities during the annual period, but still maintained an overweight exposure. We trimmed the overweight in the first quarter following strong performance. We then added back risk and increased the overweight through the third quarter as the rate rally and the launch of unified mortgage-backed securities led to faster prepayment speeds, wider spreads and a greater opportunity set for security selection, in our view. (Unified, or uniform, mortgage-backed securities (UMBS), first launched in June 2019, are an effort by the U.S. Federal Housing finance Agency to improve liquidity in the agency mortgage-backed securities market.) In the fourth quarter, interest rate volatility declined, and mortgage spreads tightened, notably in specified pools, and so we reduced positioning toward the end of the year. We ended the annual period overweight 30-year 2.5% and 30-year 4.0% and higher coupons and underweight 30-year 3.0% to 3.5% coupons, Ginnie Maes and 15-year mortgages.
We increased our portion of the Fund’s overweight to asset-backed securities during the annual period. We reduced exposure to FFELP student loan asset-backed securities, adding selectively in the new issue market, which was more than offset by sales of other bonds in the secondary market and from earlier vintage positions called by the issuer. Similarly, positioning in private credit student loan asset-backed securities moved lower, as new issue purchases were offset by reductions in the secondary market. We were active in the non-agency residential mortgage-backed securities (non-QM) sector during the annual period, increasing exposure to this newer fixed-income sector as new issue activity had picked up and while valuations for these AAA-rated non-agency bonds remained attractive, in our view. (Non-QM, or non-qualified mortgage loans are loans that do not conform to government and/or conventional mortgage guidelines.) Positioning in auto ABS moved higher, primarily from longer prime and subprime deals in the primary market. We were net sellers in credit card ABS. Exposure to rental car ABS increased.
We modestly increased our portion of the Fund’s overweight to commercial mortgage-backed securities. We increased exposure early in the year, adding new issues and 2017 vintage bonds, partially offset by sales of 2018 vintage bonds. We reduced the overweight in the second and third quarters, selling across vintages before increasing exposure again in the fourth quarter, primarily in the new issue market as volumes increased.
All told, at the end of the annual period, our portion of the Fund was overweight ABS, mortgage-backed securities and, to a lesser extent, commercial mortgage backed securities and was underweight credit, all on a risk-adjusted basis. Our portion of the Fund maintained its neutral duration compared to that of the benchmark at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2019	71

Fund at a Glance
Variable Portfolio – Partners Small Cap Growth Fund
Investment objective
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Scout Investments, Inc.
James McBride, CFA
Timothy Miller, CFA
Wells Capital Management Incorporated
Joseph Eberhardy, CFA, CPA
Thomas Ognar, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	21.26	6.82	10.13
Class 2	05/07/10	20.95	6.55	9.85
Russell 2000 Growth Index		28.48	9.34	13.21
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 1, 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
72	Variable Portfolio Funds | Annual Report 2019

Fund at a Glance   (continued)
Variable Portfolio – Partners Small Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	1.0
Consumer Discretionary	12.6
Consumer Staples	4.2
Energy	0.6
Financials	7.2
Health Care	27.2
Industrials	18.6
Information Technology	24.0
Materials	2.1
Real Estate	1.9
Utilities	0.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2019	73

Manager Discussion of Fund Performance
Variable Portfolio – Partners Small Cap Growth Fund
During the annual period ended December 31, 2019, the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. Effective May 20, 2019, Scout Investments, Inc. (Scout) was added as a subadvisor to the Fund. As of December 31, 2019, Wells Capital Management Company (WellsCap), BMO Asset Management Corp. (BMO) and Scout managed approximately 33.3%, 33.4% and 33.3% of the portfolio, respectively.
At December 31, 2019, approximately 98.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 20.95%. While posting robust double-digit absolute gains, the Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 28.48% over the same period. The Fund’s underperformance of the benchmark can be attributed primarily to stock selection and sector allocation decisions by its managers.
Small-cap growth stocks lagged large caps but outpaced value counterparts
Despite pockets of volatility, 2019 turned out to be a stunning year for U.S. equities, with most major U.S. equity indices posting their best returns since 2013. Throughout, stocks remained resilient, despite U.S.-China trade tensions, impeachment headlines, weakening manufacturing data, an inverted U.S. Treasury yield curve, an increasing amount of negative yielding sovereign debt and what seemed to be an intractable Brexit (the U.K.’s departure from the European Union) deadlock. Other factors that led to marked bouts of volatility were the attacks on Saudi oil facilities and problems in the repurchase agreement market. The December elections in the U.K., which provided some near-term clarity on Brexit, and the then-soon-to-be-signed “Phase One” agreement between the U.S. and China pushed equities even higher in the fourth calendar quarter, with impeachment still appearing to be of little concern to investors. An accommodative U.S. Federal Reserve (Fed) also supported the equity market’s rise by cutting interest rates three times in 2019 and signaling hikes were unlikely to occur in 2020 if the U.S. economy stays on track. The benchmark capped a strong year with an 11.39% return in the fourth quarter of 2019 alone. Consistent with most equity market surges, higher risk stocks with lower levels of financial quality and profitability led the way. Similarly, riskier deep value names were also in favor. In conjunction with the fourth quarter’s risk rally, there was a momentum correction, as markets had previously rewarded more expensive, lower risk stocks.
For the annual period overall, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market. While all capitalization segments posted double-digit positive returns, large-cap stocks performed best, followed closely by mid-cap stocks and then small-cap stocks. Tariff pressures more broadly impacted the small-cap equity market than the large-cap equity segment of the U.S. equity market.
Stock selection and sector allocation decisions overall dampened relative results
WellsCap: Our portion of the Fund underperformed the benchmark during the annual period due to both stock selection and sector allocation decisions overall. Stock selection in health care and materials detracted most. Weakness in the health care sector came mainly from biotechnology and medical technology companies. Our portion of the Fund’s significant underweight to biotechnology also served as a headwind, as several stocks not owned by our portion of the Fund showed positive data or were acquired by larger players. However, many of the nearly 250 biotechnology stocks in the benchmark do not meet our definition of sustainable growth.
The greatest individual detractors from our portion of the Fund’s performance during the annual period were Merit Medical Systems, Inc., Ligand Pharmaceuticals, Inc. and Inogen, Inc. Ligand Pharmaceuticals, is a biopharmaceuticals company focused on internally and acquired royalty revenue generating assets. During the annual period, its stock price declined after negative third-party reports surfaced calling its pipeline into question. Additionally, the company announced the sale of its largest royalty-generating asset, Promacta, which we believe will negatively impact its business model because it will reduce the company’s royalty stream, leaving it more dependent on its product pipeline. We eliminated our position in Ligand Pharmaceuticals. Shares of medical device maker Merit Medical Systems fell sharply after falling short of expectations on
74	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
revenue and earnings per share, citing slowness from its higher margin products. We exited our portion of the Fund’s position in Merit Medical Systems, as we questioned its ability to increase its margin profile in the near term. Inogen is a medical technology company that develops, manufactures and markets innovative portable oxygen concentrators used to deliver supplemental long-term oxygen therapy to patients suffering from chronic respiratory conditions. During the annual period, its share price fell after the company lowered its guidance, citing challenges from its business-to-business sales. We exited our portion of the Fund’s positions in each of these three companies by the end of the annual period.
In materials, a position in metal components producer Mayville Engineering Co., Inc. disappointed most. Its shares pulled back sharply following its IPO (initial public offering) in May 2019, due mainly to slowness from trucking, agricultural and construction end-markets. With less visibility of the demand profile, we reduced our portion of the Fund’s position in Mayville Engineering. Having a position in cash, albeit modest, during an annual period when the benchmark rallied, dampened our portion of the Fund’s results, too.
Partially offsetting these detractors was the positive contribution of effective stock selection in the financials and consumer discretionary sectors. Having an overweight in information technology, which was the best performing sector in the benchmark during the annual period, also boosted relative results. Within consumer discretionary, our portion of the Fund benefited from its emphasis on companies with differentiated concepts and offerings. Share gains from companies such as fitness operator Planet Fitness, Inc. and western and work gear retailer Boot Barn Holdings, Inc. and strong growth from auto dealership operator Lithia Motors, Inc. supported relative performance during the annual period. In information technology, shares of software-as-a-service (SaaS) companies, such as vulnerability management analytics solutions firm Rapid7, Inc., rose after generating robust annualized recurring revenue metrics, benefiting from increased company expenditures on security threats.
The strongest relative contributors to our portion of the Fund’s results were Kinsale Capital Group, Inc., Medicines Co. and Q2 Holdings, Inc. Shares of Kinsale Capital Group, a provider of excess and supply insurance, rallied strongly after reporting an increase in gross written premiums and net premiums with strength across multiple divisions. Excess and surplus is a segment of the insurance market that provides property and casualty insurance for consumers with either poor loss history or unique risks, covering risks the traditional property and casualty market will not cover. One of the company’s key advantages over its competitors is its lower cost structure, mainly due to its proprietary information technology system and lower commission payout to brokers. Within consumer discretionary, our portion of the Fund benefited from its emphasis on companies with differentiated concepts and offerings. Medicines Co. is a biopharmaceutical company that focuses on developing therapeutics for the treatment of therosclerotic cardiovascular disease. During the annual period, its shares rallied after the company agreed to be acquired by Novartis International AG for $9.7 billion or $85 per share. Q2 Holdings is a SaaS provider of secure, cloud-based virtual banking solutions. During the annual period, its stock rallied sharply after the company generated better than expected revenues, registered users, bookings and backlog. At the end of the annual period, our portion of the Fund maintained a position in each of these companies.
BMO: During the annual period, our portion of the Fund underperformed the benchmark due primarily to stock selection. Sector allocation also detracted from relative results, though to a lesser degree. Our portion of the Fund’s stock selection is driven by our stock selection model, designed to identify fundamentally strong, attractively valued stocks with positive investor sentiment. Company fundamentals was the largest detractor from relative results during the annual period, in part due to strong low-quality risk rallies in the first and fourth quarters of 2019. Valuations were also a headwind for our strategy during the annual period. Despite a notable rotation into value in September 2019, valuation spreads, or differentials, remained historically wide. Investor interest was mixed during the calendar year, as market drivers, such as low risk and growth, had spans of consistency. However, pockets of volatility at the beginning and end of the annual period, during which market leadership shifted from expensive, low-risk stocks to higher risk names, led to investor interest detracting for the annual period as a whole.
From a sector perspective, stock selection in health care, communication services and energy detracted most from our portion of the Fund’s relative results. Having overweights in communication services and energy, the two weakest sectors in the benchmark during the annual period, also hurt. Only partially offsetting these detractors was the positive contribution of effective stock selection in the industrials, consumer discretionary and financials sectors. Allocation positioning within each of these three sectors buoyed relative results as well.
Variable Portfolio Funds | Annual Report 2019	75

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
Among individual stocks, the biggest detractors from our portion of the Fund’s results were software provider to the health care industry, Evolent Health, Inc., online automotive information and communication platform developer and publisher, TrueCar, Inc. and care services provider, Care.com, Inc. Evolent Health detracted based on increasingly negative sentiment around its business with the Passport Health Plan in Kentucky. Given deteriorating investor interest, we exited the position. TrueCar detracted, as search engine optimization headwinds limited traffic for its platform. We maintained the position based on what we saw as relatively strong fundamentals and an attractive valuation. Care.com disappointed, driven largely by negative sentiment around potential weakness in the company’s screening process for care providers and possible unlicensed day care providers. We opted to sell our portion of the Fund’s position in the stock.
The top positive contributors to our portion of the Fund’s results were western and work gear retailer Boot Barn Holdings, shoe designer and manufacturer Crocs, Inc. and metal products and electrical raceway solutions manufacturer and supplier Atkore International Group, Inc. Boot Barn Holdings performed well in 2019 based on consistent strong sales performance in excess of its management’s expectations. The company also reiterated its long-term target to more than double its existing store base, providing Boot Barn with a growth opportunity. Crocs delivered a strong year, accelerating its sales growth substantially. The company also demonstrated strong operating leverage on higher sales, with operating margins increasing relative to the prior year. Atkore International Group’s shares gained robustly during the annual period, as the company’s building conduit business had strong traction across the end-markets the company operates in, including health care, data centers and hotels. The company also continued to have visibility into consistent stable growth and showed its ability to drive positive margin direction in a deflationary environment. We trimmed our portion of the Fund’s positions in each of these three company’s stocks on strong performance but maintained positions in each based on what we believed were strong investor interest, solid fundamentals and still reasonable valuations.
Scout: During the annual period, we managed a portion of the Fund from May 20, 2019 through December 31, 2019 (the latter reporting period). Our portion of the Fund underperformed the benchmark during the latter reporting period. A major headwind was that lower quality companies, including non-earners and companies with low stock prices, performed quite well during the latter reporting period, while a key part of our investment strategy is to focus on higher quality, profitable companies.
From a sector perspective, security selection within the industrials, health care and consumer discretionary sectors detracted most from our portion of the Fund’s relative results. Having an underweight to industrials, which outperformed the benchmark during the latter reporting period, also hurt. Within health care, an underweight to the strongly performing biotechnology industry dampened results most. These detractors were partially offset by effective stock selection in the information technology and consumer staples sectors, which contributed positively. Having an underweight to communication services, which underperformed the benchmark during the latter reporting period, also boosted relative results.
The biggest individual detractors from our portion of the Fund’s relative performance during the latter reporting period were Astronics Corp., Insperity, Inc. and iRobot Corp. Astronics is a provider of advanced technologies to the global aerospace, defense and electronics industries. Revenue shortfalls from the Boeing 737 MAX delays, a push-out of its tail-mounted antenna, tariff impacts and lower bookings impacted its outlook and pressured its share price. Insperity provides human resources software and services to small and medium sized businesses. Its stock sold off on its second consecutive quarter of large health care insurance claims and slightly lower than expected growth in worksite employees, caused by a tight labor market that made it hard to fill open positions for its clients. iRobot is a leading provider of robotic floor care systems under the Roomba brand name. Its stock traded lower during the latter reporting period due to tariff worries, as the company does the bulk of its manufacturing in China, even as it was in the process of sourcing entry level products from Malaysia. Additionally, the company reported slower than expected revenue and unit growth during the latter reporting period and lowered expectations going forward.
The top individual contributors to our portion of the Fund’s results were Inphi Corp., Teledyne Technologies, Inc. and Cohen & Steers, Inc. Inphi is a fabless provider of high-speed analog and mixed signal semiconductor solutions for the communications and data center markets. (A fabless company is one that designs and sells hardware and semiconductor chips but outsources the fabrication of such chips and hardware.) A strong pipeline of products and major wins at Google LLC, Amazon.com, Inc., Facebook, Inc. and Microsoft Corp. pushed its stock higher. Teledyne Technologies provides enabling technologies for industrial markets that require advanced technology and high reliability. Its stock was a strong performer during the latter reporting period, but as its market capitalization exceeded the parameters of a small cap company, we sold
76	Variable Portfolio Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
the position. Cohen & Steers is a global investment manager primarily focused on real estate. Its shares rose, as the company has gathered assets in a difficult active management environment based on its strong performance track record and investors looking for alternative asset classes for yield.
Purchases and sales drove Fund portfolio changes
WellsCap: In accordance with our investment discipline, we buy companies where we find robust revenue, cash flow and earnings growth with a sustainable and visible growth profile. We then use our internal assessment of a company’s growth versus the market’s estimates to establish a gap. Where the gap is positive, we may initiate a position and subsequently add to the position should the gap widen. Conversely, as market expectations and our estimates converge, we may trim the stock as the gap narrows and completely exit a position when the gap closes. During the annual period, we established a Fund position in Casella Waste Systems, Inc., which is a vertically integrated regional provider of solid waste services, including collection, transfer, disposal and recycling services. In our view, the company has a differentiated asset positioning among its peers, with excess landfill capacity in a concentrated Northeast U.S. footprint, where a wave of landfill closures has driven a structural shift in disposal capacity. The result is both a price and volume tailwind for Casella Waste Systems, with onerous landfill regulations providing significant runway, in our opinion, for pricing to exceed the industry. We also added to our portion of the Fund’s position in Freshpet, Inc., which operates in the pet food market by offering niche fresh, refrigerated products. Freshpet has been benefiting from a differentiated offering positioned at the intersection of two key secular trends — growing pet humanization and increased consumer focus on health and wellness. The company’s retail distribution model represents competitive advantages, in our view, and barriers to entry, which may provide a solid foundation for profitable growth over the next several years.
In addition to those sales already mentioned, we sold our portion of the Fund’s position in Vanda Pharmaceuticals, Inc., a global biopharmaceutical company focused on the development and commercialization of innovative therapies to address indications with high unmet medical needs. During the annual period, the company announced it was pursuing legal action against the U.S. Food and Drug Administration. The regulator placed a partial clinical hold on the company’s drug candidate known as tradipitant and will not allow it to enter human clinical trials lasting longer than 12 weeks until non-rodent animal testing is performed. Given the uncertainty around this legal dispute, we decided to exit the position.
Any sector weighting changes were strictly a reflection of our bottom-up process. During the annual period, our bottom-up process led us to increase our portion of the Fund’s weighting in consumer staples and to decrease its weightings in information technology and health care. At year-end 2019, our portion of the Fund was most overweight relative to the Russell Index in the information technology, financials, consumer discretionary and consumer staples sectors and was most underweight relative to the benchmark in the health care, communication services and materials sectors. As of December 31, 2019, our portion of the Fund was rather neutrally weighted relative to the benchmark in the energy and industrials sectors and had no exposure to the utilities and real estate sectors.
BMO: During the annual period, we initiated a position in our portion of the Fund in Generac Holdings, Inc., which designs, manufactures and sells power generation equipment and other power products for the residential, light commercial and industrial markets. The purchase was driven by strong investor sentiment and improving company fundamentals. We also established a Fund position in Lattice Semiconductor Corp. based on strong investor sentiment and attractive valuations. The company develops and sells semiconductor technologies in Asia, Europe and the Americas.
Conversely, we sold our portion of the Fund’s position in cancer drug developer Loxo Oncology, Inc., following Eli Lilly & Company’s announcement about acquiring the company in an $8 billion deal, implying an approximately 75% takeout premium to the company’s share price. We also exited our portion of the Fund’s position in Quidel Corp. due to deteriorating alpha scores, driven by weakening investor interest and company fundamentals. Quidel develops, manufactures and markets diagnostic testing solutions for a variety of applications.
Sector positioning within our portion of the Fund was a direct result of our bottom-up stock selection process. During the annual period, we increased our portion of the Fund’s allocations to real estate, materials and health care and decreased its allocations to industrials, consumer discretionary and consumer staples. At the end of December 2019, our portion of the Fund was overweight in industrials, information technology and consumer staples and was underweight in consumer discretionary, financials and health care. Our portion of the Fund was rather neutrally weighted compared to the benchmark in real estate, materials, energy, utilities and communication services as of December 31, 2019.
Variable Portfolio Funds | Annual Report 2019	77

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
Scout: During the latter reporting period, we initiated a position in our portion of the Fund in Integer Holdings Corp., a medical device outsourcer that manufactures for a variety of medical markets. Benefiting from secular trends in outsourcing and demographics, Integer is both in the early stages of incorporating operating improvements from manufacturing to sales and also standardizing manufacturing processes across all of its 15 plants in an effort to improve margins and grow profits. We established a Fund position in Forward Air Corp., which is an asset-light provider of expedited ground transportation services. The company is building a network of expedited less-than-truckload and intermodal drayage services to provide time-sensitive alternatives to airfreight.
In addition to those sales already mentioned, we sold our portion of the Fund’s position in Cambrex Corp., a company that supplies active pharmaceutical ingredients to the pharmaceutical industry. We sold the position after it received a buyout bid from the private equity firm Permira. We eliminated our portion of the Fund’s position in Carbonite, Inc. Carbonite provides data backup and security services for both businesses and consumers. The company received a bid from OpenTextTM in November 2019, and the position was liquidated. We also sold our portion of the Fund’s position in GreenSky, Inc., which provides a technology platform that allows consumers to gain access to credit through banking partners at the point of sale. During the latter reporting period, the company lost a key funding relationship, continued to reset expectations and suspended its forward outlook. We were not convinced the company could overcome various challenges in the near term and so decided to allocate proceeds elsewhere.
During the latter reporting period, we increased our portion of the Fund’s weighting in information technology and health care and decreased exposure to energy, materials and cyclical, commodity-driven industries, shifts driven by individual stock performance and the annual benchmark reconstitution. At the end of the latter reporting period, our portion of the Fund was most overweight the benchmark in the information technology, financials and consumer discretionary sectors and was most underweight the benchmark in industrials, real estate, health care and consumer staples. On December 31, 2019, our portion of the Fund was rather neutrally weighted relative to the benchmark in energy and materials and had no allocations at all to the utilities and communication services sectors.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
78	Variable Portfolio Funds | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – U.S. Equities Fund
Class 1	1,000.00	1,000.00	1,064.70	1,021.00	4.63	4.53	0.88
Class 2	1,000.00	1,000.00	1,063.50	1,019.72	5.94	5.82	1.13
CTIVP® – American Century Diversified Bond Fund
Class 1	1,000.00	1,000.00	1,022.30	1,022.98	2.52	2.53	0.49
Class 2	1,000.00	1,000.00	1,021.40	1,021.71	3.81	3.81	0.74
CTIVP® – AQR International Core Equity Fund
Class 1	1,000.00	1,000.00	1,050.80	1,021.45	4.13	4.07	0.79
Class 2	1,000.00	1,000.00	1,048.80	1,020.18	5.43	5.35	1.04
CTIVP® – CenterSquare Real Estate Fund
Class 1	1,000.00	1,000.00	1,068.30	1,021.56	4.06	3.97	0.77
Class 2	1,000.00	1,000.00	1,067.60	1,020.28	5.37	5.25	1.02
CTIVP® – DFA International Value Fund
Class 1	1,000.00	1,000.00	1,042.50	1,021.00	4.58	4.53	0.88
Class 2	1,000.00	1,000.00	1,041.40	1,019.72	5.88	5.82	1.13
Variable Portfolio Funds | Annual Report 2019	79

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Class 1	1,000.00	1,000.00	1,102.90	1,021.96	3.70	3.55	0.69
Class 2	1,000.00	1,000.00	1,101.70	1,020.69	5.03	4.84	0.94
CTIVP® – MFS® Value Fund
Class 1	1,000.00	1,000.00	1,095.80	1,021.91	3.74	3.61	0.70
Class 2	1,000.00	1,000.00	1,094.50	1,020.64	5.07	4.89	0.95
CTIVP® – Morgan Stanley Advantage Fund
Class 1	1,000.00	1,000.00	999.40	1,022.12	3.36	3.40	0.66
Class 2	1,000.00	1,000.00	998.00	1,020.84	4.63	4.69	0.91
CTIVP® – T. Rowe Price Large Cap Value Fund
Class 1	1,000.00	1,000.00	1,090.80	1,021.96	3.68	3.55	0.69
Class 2	1,000.00	1,000.00	1,089.10	1,020.69	5.00	4.84	0.94
CTIVP® – TCW Core Plus Bond Fund
Class 1	1,000.00	1,000.00	1,025.10	1,022.98	2.53	2.53	0.49
Class 2	1,000.00	1,000.00	1,022.40	1,021.71	3.81	3.81	0.74
CTIVP® – Wells Fargo Short Duration Government Fund
Class 1	1,000.00	1,000.00	1,010.80	1,023.24	2.25	2.27	0.44
Class 2	1,000.00	1,000.00	1,009.90	1,021.96	3.53	3.55	0.69
CTIVP® – Westfield Mid Cap Growth Fund
Class 1	1,000.00	1,000.00	1,112.30	1,021.25	4.47	4.27	0.83
Class 2	1,000.00	1,000.00	1,111.20	1,019.98	5.81	5.56	1.08
CTIVP® – William Blair International Leaders Fund
Class 1	1,000.00	1,000.00	1,090.40	1,020.79	4.90	4.74	0.92
Class 2	1,000.00	1,000.00	1,089.90	1,019.52	6.23	6.02	1.17
Variable Portfolio – Columbia Wanger International Equities Fund
Class 1	1,000.00	1,000.00	1,113.50	1,019.98	5.82	5.56	1.08
Class 2	1,000.00	1,000.00	1,110.60	1,018.70	7.15	6.84	1.33
Variable Portfolio – Partners Core Bond Fund
Class 1	1,000.00	1,000.00	1,022.90	1,023.03	2.47	2.47	0.48
Class 2	1,000.00	1,000.00	1,022.10	1,021.76	3.76	3.76	0.73
Variable Portfolio – Partners Small Cap Growth Fund
Class 1	1,000.00	1,000.00	1,030.90	1,021.00	4.55	4.53	0.88
Class 2	1,000.00	1,000.00	1,029.50	1,019.72	5.84	5.82	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and nonaffiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for CTIVP® – William Blair International Leaders Fund, Variable Portfolio - Columbia Wanger International Equities Fund and Variable Portfolio - Partners Small Cap Growth Fund, account value at the end of the period would have been reduced.
80	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Communication Services 2.1%
Diversified Telecommunication Services 0.1%
Vonage Holdings Corp.(a)	20,100	148,941
Entertainment 0.3%
Take-Two Interactive Software, Inc.(a)	2,400	293,832
Interactive Media & Services 0.5%
DHI Group, Inc.(a)	45,700	137,557
Meet Group, Inc. (The)(a)	67,700	339,177
Total		476,734
Media 1.1%
Gray Television, Inc.(a)	7,200	154,368
National CineMedia, Inc.	25,800	188,082
Nexstar Media Group, Inc., Class A	3,400	398,650
TechTarget, Inc.(a)	11,400	297,540
TEGNA, Inc.	6,600	110,154
Total		1,148,794
Wireless Telecommunication Services 0.1%
Gogo(a)	11,300	72,320
Total Communication Services		2,140,621
Consumer Discretionary 10.4%
Auto Components 0.9%
Dana, Inc.	4,900	89,180
Dorman Products, Inc.(a)	3,031	229,507
LCI Industries	1,908	204,404
Modine Manufacturing Co.(a)	14,600	112,420
Visteon Corp.(a)	2,949	255,354
Total		890,865
Distributors 0.2%
Funko, Inc., Class A(a)	14,300	245,388
Diversified Consumer Services 0.8%
Collectors Universe, Inc.	10,400	239,720
Grand Canyon Education, Inc.(a)	2,300	220,317
K12, Inc.(a)	10,500	213,675
Perdoceo Education Corp.(a)	10,800	198,612
Total		872,324
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure 2.8%
Boyd Gaming Corp.	1,500	44,910
Brinker International, Inc.	4,600	193,200
Churchill Downs, Inc.	2,249	308,563
Dave & Buster’s Entertainment, Inc.	6,008	241,341
Dine Brands Global, Inc.	6,425	536,616
Everi Holdings, Inc.(a)	26,900	361,267
Extended Stay America, Inc.	12,663	188,172
Marriott Vacations Worldwide Corp.	1,825	234,987
Red Rock Resorts, Inc., Class A	12,438	297,890
SeaWorld Entertainment, Inc.(a)	10,800	342,468
Wendy’s Co. (The)	9,698	215,393
Total		2,964,807
Household Durables 1.4%
D.R. Horton, Inc.	5,300	279,575
Helen of Troy Ltd.(a)	1,700	305,643
KB Home	4,100	140,507
M/I Homes, Inc.(a)	5,050	198,717
Skyline Champion Corp.(a)	6,105	193,529
Taylor Morrison Home Corp., Class A(a)	15,100	330,086
Total		1,448,057
Internet & Direct Marketing Retail 0.2%
Stamps.com, Inc.(a)	2,600	217,152
Leisure Products 0.7%
Brunswick Corp.	2,410	144,552
Malibu Boats, Inc., Class A(a)	8,850	362,407
MasterCraft Boat Holdings, Inc.(a)	6,600	103,950
Sturm Ruger & Co., Inc.	3,250	152,848
Total		763,757
Specialty Retail 2.8%
Aaron’s, Inc.	3,800	217,018
Boot Barn Holdings, Inc.(a)	6,001	267,224
Children’s Place, Inc. (The)	1,700	106,284
Foot Locker, Inc.	5,700	222,243
Genesco, Inc.(a)	5,500	263,560
GNC Holdings, Inc., Class A(a)	48,000	129,600
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	81

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Hibbett Sports, Inc.(a)	9,800	274,792
Lithia Motors, Inc., Class A	2,080	305,760
Office Depot, Inc.	19,400	53,156
Rent-A-Center, Inc.	9,720	280,325
Shoe Carnival, Inc.	1,400	52,192
Sleep Number Corp.(a)	4,800	236,352
Sportsman’s Warehouse Holdings, Inc.(a)	30,500	244,915
Tilly’s, Inc.	4,700	57,575
Zumiez, Inc.(a)	5,500	189,970
Total		2,900,966
Textiles, Apparel & Luxury Goods 0.6%
Deckers Outdoor Corp.(a)	2,115	357,139
Levi Strauss & Co., Class A	11,400	219,906
Total		577,045
Total Consumer Discretionary		10,880,361
Consumer Staples 3.5%
Beverages 0.1%
Cott Corp.	12,351	168,962
Food & Staples Retailing 0.9%
BJ’s Wholesale Club Holdings, Inc.(a)	18,321	416,619
Ingles Markets, Inc., Class A	6,800	323,068
SpartanNash Co.	18,300	260,592
Total		1,000,279
Food Products 0.9%
Calavo Growers, Inc.	1,423	128,910
John B. Sanfilippo & Son, Inc.	3,225	294,378
Post Holdings, Inc.(a)	2,200	240,020
TreeHouse Foods, Inc.(a)	5,200	252,200
Total		915,508
Household Products 0.3%
WD-40 Co.	1,537	298,393
Personal Products 1.1%
BellRing Brands, Inc., Class A(a)	10,400	221,416
Edgewell Personal Care Co.(a)	5,650	174,924
Inter Parfums, Inc.	2,302	167,378
Lifevantage Corp.(a)	1,200	18,732
Common Stocks (continued)
Issuer	Shares	Value ($)
Medifast, Inc.	2,625	287,648
Usana Health Sciences, Inc.(a)	3,120	245,076
Total		1,115,174
Tobacco 0.2%
Universal Corp.	1,700	97,002
Vector Group Ltd.	6,220	83,286
Total		180,288
Total Consumer Staples		3,678,604
Energy 3.2%
Energy Equipment & Services 1.4%
Core Laboratories NV	3,507	132,109
DMC Global Inc	2,150	96,621
Helmerich & Payne, Inc.	4,700	213,521
Liberty Oilfield Services, Inc., Class A	8,500	94,520
Matrix Service Co.(a)	14,200	324,896
NexTier Oilfield Solutions, Inc.(a)	54,700	366,490
TechnipFMC PLC	10,000	214,400
Total		1,442,557
Oil, Gas & Consumable Fuels 1.8%
Arch Coal, Inc.	3,000	215,220
California Resources Corp.(a)	12,300	111,069
Callon Petroleum Co.(a)	25,000	120,750
CVR Energy, Inc.	7,750	313,333
Delek U.S. Holdings, Inc.	13,650	457,684
Denbury Resources, Inc.(a)	16,200	22,842
Dorian LPG Ltd.(a)	2,800	43,344
Southwestern Energy Co.(a)	29,800	72,116
W&T Offshore, Inc.(a)	12,100	67,276
World Fuel Services Corp.	4,550	197,561
WPX Energy, Inc.(a)	22,100	303,654
Total		1,924,849
Total Energy		3,367,406
Financials 16.3%
Banks 7.7%
Bancorp, Inc. (The)(a)	28,200	365,754
Bank of NT Butterfield & Son Ltd. (The)	4,518	167,256
Cathay General Bancorp	10,200	388,110
ConnectOne Bancorp, Inc.	12,200	313,784

The accompanying Notes to Financial Statements are an integral part of this statement.
82	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Customers Bancorp, Inc.(a)	13,510	321,673
East West Bancorp, Inc.	6,400	311,680
First BanCorp	32,500	344,175
Fulton Financial Corp.	14,600	254,478
Great Southern Bancorp, Inc.	4,550	288,106
Hancock Whitney Corp.	15,950	699,886
Hilltop Holdings, Inc.	13,400	334,062
Huntington Bancshares, Inc.	21,000	316,680
International Bancshares Corp.	8,715	375,355
Investors Bancorp, Inc.	4,500	53,618
Lakeland Financial Corp.	4,346	212,650
Metropolitan Bank Holding Corp.(a)	1,000	48,230
Midland States Bancorp, Inc.	4,000	115,840
Nicolet Bankshares, Inc.(a)	1,275	94,159
OFG Bancorp	19,950	471,019
Popular, Inc.	7,400	434,750
Preferred Bank	4,100	246,369
Prosperity Bancshares, Inc.	4,200	301,938
Sandy Spring Bancorp, Inc.	4,200	159,096
TCF Financial Corp.	6,258	292,874
Trico Bancshares	4,375	178,544
United Community Banks, Inc.	6,200	191,456
Western Alliance Bancorp	5,800	330,600
Zions Bancorp	7,200	373,824
Total		7,985,966
Capital Markets 1.3%
Cohen & Steers, Inc.	5,300	332,628
Federated Investors, Inc., Class B	11,400	371,526
Houlihan Lokey, Inc.	11,716	572,561
Waddell & Reed Financial, Inc., Class A	5,900	98,648
Total		1,375,363
Consumer Finance 1.3%
Encore Capital Group, Inc.(a)	8,800	311,168
Enova International, Inc.(a)	11,700	281,502
FirstCash, Inc.	3,188	257,048
Nelnet, Inc., Class A	2,015	117,354
Regional Management Corp.(a)	9,500	285,285
SLM Corp.	12,300	109,593
Total		1,361,950
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 0.4%
Voya Financial, Inc.	5,700	347,586
Insurance 1.1%
American Equity Investment Life Holding Co.	9,300	278,349
Employers Holdings, Inc.	7,650	319,387
Genworth Financial, Inc., Class A(a)	34,100	150,040
MBIA, Inc.(a)	12,000	111,600
Palomar Holdings, Inc.(a)	2,538	128,144
Selective Insurance Group, Inc.	875	57,041
Universal Insurance Holdings, Inc.	4,648	130,098
Total		1,174,659
Mortgage Real Estate Investment Trusts (REITS) 1.0%
Ares Commercial Real Estate Corp.	7,800	123,552
Ellington Financial, Inc.	15,100	276,783
New Residential Investment Corp.	11,800	190,098
PennyMac Mortgage Investment Trust	13,600	303,144
Starwood Property Trust, Inc.	7,000	174,020
Total		1,067,597
Thrifts & Mortgage Finance 3.5%
Axos Financial, Inc.(a)	6,800	205,904
Essent Group Ltd.	8,650	449,713
Federal Agricultural Mortgage Corp.	3,875	323,563
Flagstar Bancorp, Inc.	16,850	644,512
Merchants Bancorp	16,667	328,507
Meta Financial Group, Inc.	4,000	146,040
MGIC Investment Corp.	16,200	229,554
NMI Holdings, Inc., Class A(a)	11,500	381,570
Radian Group, Inc.	18,100	455,396
Walker & Dunlop, Inc.	7,366	476,433
Total		3,641,192
Total Financials		16,954,313
Health Care 17.2%
Biotechnology 6.5%
ACADIA Pharmaceuticals, Inc.(a)	6,860	293,471
Agios Pharmaceuticals, Inc.(a)	4,873	232,686
Anika Therapeutics, Inc.(a)	5,000	259,250
Apellis Pharmaceuticals, Inc.(a)	4,440	135,953
Arena Pharmaceuticals, Inc.(a)	6,270	284,783

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	83

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Argenx SE, ADR(a)	1,722	276,415
Arrowhead Pharmaceuticals, Inc.(a)	2,630	166,821
Atara Biotherapeutics, Inc.(a)	5,120	84,326
bluebird bio, Inc.(a)	1,950	171,113
Blueprint Medicines Corp.(a)	2,290	183,452
Dynavax Technologies Corp.(a)	23,685	135,478
Fate Therapeutics, Inc.(a)	17,753	347,426
FibroGen, Inc.(a)	2,110	90,498
Global Blood Therapeutics, Inc.(a)	1,575	125,197
Gossamer Bio, Inc.(a)	4,918	76,868
Immunomedics, Inc.(a)	40,031	847,056
Insmed, Inc.(a)	18,027	430,485
Intercept Pharmaceuticals, Inc.(a)	2,217	274,731
Kiniksa Pharmaceuticals Ltd., Class A(a)	21,841	241,561
MacroGenics, Inc.(a)	21,143	230,036
Mirati Therapeutics, Inc.(a)	2,125	273,828
Natera, Inc.(a)	3,625	122,126
Precision BioSciences, Inc.(a)	9,399	130,552
Rubius Therapeutics, Inc.(a)	7,480	71,060
Sage Therapeutics, Inc.(a)	3,255	234,978
Sarepta Therapeutics, Inc.(a)	1,335	172,268
SpringWorks Therapeutics, Inc.(a)	7,904	304,225
TCR2 Therapeutics, Inc.(a)	9,310	132,947
Turning Point Therapeutics, Inc.(a)	3,608	224,742
Ultragenyx Pharmaceutical, Inc.(a)	1,560	66,628
uniQure NV(a)	2,750	197,065
Total		6,818,025
Health Care Equipment & Supplies 4.0%
Angiodynamics, Inc.(a)	15,600	249,756
Atrion Corp.	412	309,618
AxoGen, Inc.(a)	20,425	365,403
CryoLife, Inc.(a)	5,800	157,122
Integer Holdings Corp.(a)	4,475	359,924
Lantheus Holdings, Inc.(a)	14,700	301,497
Meridian Bioscience, Inc.	24,000	234,480
Natus Medical, Inc.(a)	9,400	310,106
NuVasive, Inc.(a)	2,250	174,015
Penumbra, Inc.(a)	1,332	218,808
Quidel Corp.(a)	2,875	215,711
Common Stocks (continued)
Issuer	Shares	Value ($)
SI-BONE, Inc.(a)	12,733	273,760
Tactile Systems Technology, Inc.(a)	6,773	457,245
Teleflex, Inc.	700	263,508
Varex Imaging Corp.(a)	9,200	274,252
Total		4,165,205
Health Care Providers & Services 2.5%
Chemed Corp.	312	137,049
Corvel Corp.(a)	3,065	267,758
Cross Country Healthcare, Inc.(a)	15,000	174,300
Hanger, Inc.(a)	8,224	227,065
HealthEquity, Inc.(a)	6,166	456,716
LHC Group, Inc.(a)	2,600	358,176
Magellan Health, Inc.(a)	4,700	367,775
National Research Corp., Class A	4,441	292,839
Owens & Minor, Inc.	8,200	42,394
Tenet Healthcare Corp.(a)	3,100	117,893
Tivity Health, Inc.(a)	9,321	189,636
Total		2,631,601
Health Care Technology 0.7%
HealthStream, Inc.(a)	11,100	301,920
Omnicell, Inc.(a)	4,625	377,955
Total		679,875
Life Sciences Tools & Services 1.1%
Medpace Holdings, Inc.(a)	4,300	361,458
NanoString Technologies, Inc.(a)	9,835	273,610
Syneos Health, Inc.(a)	9,350	556,091
Total		1,191,159
Pharmaceuticals 2.4%
Aerie Pharmaceuticals, Inc.(a)	4,600	111,182
Amphastar Pharmaceuticals, Inc.(a)	13,200	254,628
GW Pharmaceuticals PLC, ADR(a)	2,195	229,509
Horizon Therapeutics PLC(a)	13,260	480,012
Menlo Therapeutics, Inc.(a)	19,689	91,357
Odonate Therapeutics, Inc.(a)	5,750	186,588
Optinose, Inc.(a)	19,523	180,002
Prestige Consumer Healthcare, Inc.(a)	6,950	281,475
Reata Pharmaceuticals, Inc., Class A(a)	1,870	382,284

The accompanying Notes to Financial Statements are an integral part of this statement.
84	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Supernus Pharmaceuticals, Inc.(a)	3,835	90,966
Theravance Biopharma, Inc.(a)	8,120	210,227
Total		2,498,230
Total Health Care		17,984,095
Industrials 15.4%
Aerospace & Defense 0.7%
BWX Technologies, Inc.	6,028	374,218
Curtiss-Wright Corp.	2,050	288,825
Vectrus, Inc.(a)	900	46,134
Total		709,177
Air Freight & Logistics 0.3%
Echo Global Logistics, Inc.(a)	8,100	167,670
Radiant Logistics, Inc.(a)	31,600	176,012
Total		343,682
Airlines 0.5%
Skywest, Inc.	7,400	478,262
Building Products 2.1%
American Woodmark Corp.(a)	3,675	384,074
Armstrong World Industries, Inc.	3,000	281,910
Builders FirstSource, Inc.(a)	16,400	416,724
Caesarstone Ltd.	11,000	165,770
CSW Industrials, Inc.	4,450	342,650
Gibraltar Industries, Inc.(a)	6,800	342,992
Quanex Building Products Corp.	17,600	300,608
Total		2,234,728
Commercial Services & Supplies 1.8%
Brady Corp., Class A	3,950	226,177
Brink’s Co. (The)	2,263	205,209
Deluxe Corp.	3,500	174,720
Herman Miller, Inc.	7,650	318,622
HNI Corp.	7,950	297,807
Knoll, Inc.	10,284	259,774
Unifirst Corp.	1,889	381,540
Total		1,863,849
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 1.6%
Comfort Systems U.S.A., Inc.	4,616	230,108
EMCOR Group, Inc.	4,575	394,822
Great Lakes Dredge & Dock Corp.(a)	29,010	328,683
MasTec, Inc.(a)	10,775	691,324
Total		1,644,937
Electrical Equipment 1.0%
Atkore International Group, Inc.(a)	14,177	573,601
GrafTech International Ltd.	19,700	228,914
Sunrun, Inc.(a)	14,000	193,340
Total		995,855
Machinery 2.5%
Gardner Denver Holdings, Inc.(a)	7,300	267,764
ITT, Inc.	5,978	441,834
Lydall, Inc.(a)	10,100	207,252
Mueller Industries, Inc.	10,700	339,725
Navistar International Corp.(a)	6,000	173,640
Oshkosh Corp.	3,600	340,740
Rexnord Corp.(a)	6,000	195,720
SPX Corp.(a)	10,851	552,099
Wabash National Corp.	5,400	79,326
Total		2,598,100
Marine 0.3%
Costamare, Inc.	35,200	335,456
Professional Services 1.8%
Barrett Business Services, Inc.	3,275	296,257
Exponent, Inc.	4,816	332,352
FTI Consulting, Inc.(a)	1,400	154,924
Heidrick & Struggles International, Inc.	9,000	292,500
ICF International, Inc.	3,326	304,728
Kforce, Inc.	8,550	339,435
Korn/Ferry International	4,300	182,320
Total		1,902,516
Road & Rail 0.5%
ArcBest Corp.	5,230	144,348
Hertz Global Holdings, Inc.(a)	12,500	196,875
Saia, Inc.(a)	2,489	231,776
Total		572,999

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	85

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 2.3%
Air Lease Corp.	6,715	319,097
BMC Stock Holdings, Inc.(a)	12,800	367,232
Foundation Building Materials, Inc.(a)	13,900	268,965
GMS, Inc.(a)	11,700	316,836
MRC Global, Inc.(a)	23,700	323,268
SiteOne Landscape Supply, Inc.(a)	3,023	274,035
Triton International Ltd.	6,000	241,200
Veritiv Corp.(a)	16,200	318,654
Total		2,429,287
Total Industrials		16,108,848
Information Technology 14.5%
Communications Equipment 1.1%
ADTRAN, Inc.	13,500	133,515
Ciena Corp.(a)	7,700	328,713
Comtech Telecommunications Corp.	4,200	149,058
Lumentum Holdings, Inc.(a)	3,000	237,900
Viavi Solutions, Inc.(a)	15,500	232,500
Total		1,081,686
Electronic Equipment, Instruments & Components 2.8%
Badger Meter, Inc.	2,796	181,544
Belden, Inc.	2,650	145,750
Benchmark Electronics, Inc.	10,600	364,216
ePlus, Inc.(a)	2,937	247,560
Methode Electronics, Inc.	4,800	188,880
Rogers Corp.(a)	2,750	343,008
Sanmina Corp.(a)	10,900	373,216
SYNNEX Corp.	3,000	386,400
Vishay Intertechnology, Inc.	18,400	391,736
Vishay Precision Group, Inc.(a)	8,750	297,500
Total		2,919,810
IT Services 3.3%
Booz Allen Hamilton Holdings Corp.	3,700	263,181
Cardtronics PLC, Class A(a)	8,900	397,385
Cass Information Systems, Inc.	1,260	72,752
Endava PLC, ADR(a)	7,170	334,122
EVERTEC, Inc.	10,150	345,506
Hackett Group	4,700	75,858
Common Stocks (continued)
Issuer	Shares	Value ($)
KBR, Inc.	11,400	347,700
Leidos Holdings, Inc.	2,500	244,725
LiveRamp Holdings, Inc.(a)	3,900	187,473
MAXIMUS, Inc.	3,100	230,609
NIC, Inc.	14,300	319,605
Perspecta, Inc.	14,000	370,160
TTEC Holdings, Inc.	6,300	249,606
Total		3,438,682
Semiconductors & Semiconductor Equipment 3.9%
Advanced Energy Industries, Inc.(a)	5,665	403,348
Amkor Technology, Inc.(a)	26,170	340,210
Cirrus Logic, Inc.(a)	4,575	377,026
Cypress Semiconductor Corp.	9,400	219,302
Impinj, Inc.(a)	3,754	97,078
Inphi Corp.(a)	3,461	256,183
Kulicke & Soffa Industries, Inc.	6,600	179,520
Marvell Technology Group Ltd.	10,500	278,880
MKS Instruments, Inc.	1,692	186,137
ON Semiconductor Corp.(a)	17,000	414,460
Onto Innovation, Inc.(a)	6,064	221,579
Semtech Corp.(a)	6,835	361,571
Synaptics, Inc.(a)	6,100	401,197
Ultra Clean Holdings, Inc.(a)	13,400	314,498
Total		4,050,989
Software 3.4%
Avaya Holdings Corp.(a)	16,700	225,450
Bill.com Holdings, Inc.(a)	3,108	118,259
Blackline, Inc.(a)	4,066	209,643
CommVault Systems, Inc.(a)	7,550	337,032
CyberArk Software Ltd.(a)	2,643	308,121
j2 Global, Inc.	8,007	750,336
Manhattan Associates, Inc.(a)	3,903	311,264
Mimecast Ltd.(a)	2,796	121,291
Progress Software Corp.	8,300	344,865
Qualys, Inc.(a)	6,362	530,400
SPS Commerce, Inc.(a)	5,800	321,436
Total		3,578,097
Total Information Technology		15,069,264

The accompanying Notes to Financial Statements are an integral part of this statement.
86	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.6%
Chemicals 1.7%
CF Industries Holdings, Inc.	5,200	248,248
Chase Corp.	1,050	124,404
Huntsman Corp.	10,700	258,512
Ingevity Corp.(a)	3,608	315,267
Koppers Holdings, Inc.(a)	2,150	82,173
Orion Engineered Carbons SA	9,500	183,350
PolyOne Corp.	8,525	313,635
Stepan Co.	2,450	250,978
Trinseo SA	1,100	40,931
Total		1,817,498
Construction Materials 0.3%
U.S. Concrete, Inc.(a)	7,300	304,118
Metals & Mining 1.1%
Cleveland-Cliffs, Inc.	30,500	256,200
Materion Corp.	5,180	307,951
Schnitzer Steel Industries, Inc., Class A	13,100	284,008
Steel Dynamics, Inc.	7,100	241,684
Total		1,089,843
Paper & Forest Products 0.5%
Schweitzer-Mauduit International, Inc.	5,500	230,945
Verso Corp., Class A(a)	18,700	337,161
Total		568,106
Total Materials		3,779,565
Real Estate 7.7%
Equity Real Estate Investment Trusts (REITS) 7.0%
Alexander’s, Inc.	120	39,642
Alexandria Real Estate Equities, Inc.	2,300	371,634
American Assets Trust, Inc.	11,200	514,080
Ashford Hospitality Trust, Inc.	76,800	214,272
Braemar Hotels & Resorts, Inc.	7,100	63,403
CareTrust REIT, Inc.	1,700	35,071
CoreCivic, Inc.	16,400	285,032
CorEnergy Infrastructure Trust, Inc.	6,644	297,053
Coresite Realty Corp.	1,407	157,753
Duke Realty Corp.	7,600	263,492
EastGroup Properties, Inc.	2,825	374,793
Common Stocks (continued)
Issuer	Shares	Value ($)
First Industrial Realty Trust, Inc.	9,300	386,043
GEO Group, Inc. (The)	16,100	267,421
Highwoods Properties, Inc.	4,300	210,313
Hudson Pacific Properties, Inc.	6,500	244,725
Investors Real Estate Trust	4,473	324,293
Lexington Realty Trust	32,100	340,902
Mack-Cali Realty Corp.	11,500	265,995
Mid-America Apartment Communities, Inc.	1,800	237,348
PS Business Parks, Inc.	3,920	646,290
Retail Value, Inc.	8,500	312,800
Ryman Hospitality Properties, Inc.	915	79,294
Sun Communities, Inc.	2,350	352,735
UMH Properties, Inc.	21,442	337,283
Uniti Group, Inc.	36,800	302,128
Washington Prime Group, Inc.	22,600	82,264
Xenia Hotels & Resorts, Inc.	11,200	242,032
Total		7,248,091
Real Estate Management & Development 0.7%
Colliers International Group, Inc.	2,620	204,281
FirstService Corp.	2,266	210,829
RE/MAX Holdings, Inc., Class A	1,300	50,037
RMR Group, Inc. (The), Class A	6,100	278,404
Total		743,551
Total Real Estate		7,991,642
Utilities 2.9%
Electric Utilities 0.9%
Alliant Energy Corp.	5,100	279,072
Otter Tail Corp.	750	38,468
Pinnacle West Capital Corp.	2,100	188,853
Portland General Electric Co.	7,550	421,214
Total		927,607
Gas Utilities 1.0%
Chesapeake Utilities Corp.	3,380	323,905
New Jersey Resources Corp.	4,800	213,936
South Jersey Industries, Inc.	5,900	194,582
Southwest Gas Holdings, Inc.	4,575	347,563
Total		1,079,986

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	87

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.0%
Avista Corp.	6,950	334,225
CMS Energy Corp.	4,300	270,212
NorthWestern Corp.	4,350	311,765
Unitil Corp.	2,350	145,277
Total		1,061,479
Total Utilities		3,069,072
Total Common Stocks (Cost $91,611,694)		101,023,791

Limited Partnerships 0.3%

Consumer Discretionary 0.3%
Hotels, Restaurants & Leisure 0.3%
Cedar Fair LP	6,263	347,221
Total Consumer Discretionary		347,221
Total Limited Partnerships (Cost $315,033)		347,221

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	3,104,722	3,104,411
Total Money Market Funds (Cost $3,104,458)		3,104,411
Total Investments in Securities (Cost: $95,031,185)		104,475,423
Other Assets & Liabilities, Net		(132,876)
Net Assets		104,342,547

At December 31, 2019, securities and/or cash totaling $60,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	20	03/2020	USD	1,670,600	—	(935)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	20,062,546	294,611,907	(311,569,731)	3,104,722	27	(47)	350,910	3,104,411
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	2,140,621	—	—	2,140,621
Consumer Discretionary	10,880,361	—	—	10,880,361
Consumer Staples	3,678,604	—	—	3,678,604
Energy	3,367,406	—	—	3,367,406
Financials	16,954,313	—	—	16,954,313
Health Care	17,984,095	—	—	17,984,095
Industrials	16,108,848	—	—	16,108,848
Information Technology	15,069,264	—	—	15,069,264
Materials	3,779,565	—	—	3,779,565
Real Estate	7,991,642	—	—	7,991,642
Utilities	3,069,072	—	—	3,069,072
Total Common Stocks	101,023,791	—	—	101,023,791
Limited Partnerships
Consumer Discretionary	347,221	—	—	347,221
Total Limited Partnerships	347,221	—	—	347,221
Money Market Funds	3,104,411	—	—	3,104,411
Total Investments in Securities	104,475,423	—	—	104,475,423
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	89

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Liability
Futures Contracts	(935)	—	—	(935)
Total	104,474,488	—	—	104,474,488
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Allegany Park CLO Ltd.(a),(b),(c)
Series 2019-1A Class C
3-month USD LIBOR + 2.550% Floor 2.550% 01/20/2033	3.400%	9,625,000	9,625,000
Ares XLI CLO Ltd.(a),(b)
Series 2019-41A Class AR
3-month USD LIBOR + 1.200% Floor 1.200% 01/15/2029	3.201%	10,300,000	10,296,343
Ares XXXIIR CLO Ltd.(a),(b)
Series 2014-32RA Class A2A
3-month USD LIBOR + 1.550% 05/15/2030	3.460%	2,500,000	2,476,735
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	3.434%	15,000,000	14,898,660
Bean Creek CLO Ltd.(a),(b)
Series 2015-1A Class BR
3-month USD LIBOR + 1.450% Floor 1.450% 04/20/2031	3.416%	3,200,000	3,149,146
BRE Grand Islander Timeshare Issuer LLC(a)
Series 2017-1A Class A
05/25/2029	2.940%	3,463,072	3,465,394
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2014-2RA Class A3
3-month USD LIBOR + 1.500% 05/15/2031	3.410%	3,000,000	2,968,098
CBAM Ltd.(a),(b)
Series 2018-5A Class B1
3-month USD LIBOR + 1.400% Floor 1.400% 04/17/2031	3.402%	2,755,000	2,712,223
CIFC Funding Ltd.(a),(b)
Series 2013-2A Class A2LR
3-month USD LIBOR + 1.600% Floor 1.600% 10/18/2030	3.603%	12,000,000	11,912,328
Series 2016-1A Class BR
3-month USD LIBOR + 1.950% 10/21/2031	3.000%	10,725,000	10,736,905
Dryden Senior Loan Fund(a),(b)
Series 2018-64A Class B
3-month USD LIBOR + 1.400% Floor 1.400% 04/18/2031	3.403%	4,000,000	3,924,976
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gilbert Park CLO Ltd.(a),(b)
Series 2017-1A Class B
3-month USD LIBOR + 1.600% 10/15/2030	3.601%	7,650,000	7,667,212
Goldentree Loan Management US CLO 5 Ltd.(a),(b)
Series 2019-5A Class A
3-month USD LIBOR + 1.300% Floor 1.300% 10/20/2032	3.488%	4,250,000	4,249,885
Goldentree Loan Management US CLO Ltd.(a),(b)
Series 2018-3A Class B1
3-month USD LIBOR + 1.550% 04/20/2030	3.516%	4,000,000	3,952,372
Goodgreen(a),(d)
Series 2018-1A Class A
10/15/2053	3.930%	6,873,525	7,171,212
Hilton Grand Vacations Trust(a)
Series 2014-AA Class A
11/25/2026	1.770%	1,752,591	1,747,073
Series 2014-AA Class B
11/25/2026	2.070%	897,222	893,469
Series 2017-AA Class A
12/26/2028	2.660%	3,021,079	3,030,855
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class B
1-month USD LIBOR + 0.950% 03/17/2037	2.690%	9,425,000	9,420,742
KKR CLO Ltd.(a),(b)
Series 2022A Class B
3-month USD LIBOR + 1.600% Floor 1.600% 07/20/2031	3.566%	2,250,000	2,202,921
LCM XIV LP(a),(b)
Series 2014A Class BR
3-month USD LIBOR + 1.580% 07/20/2031	3.546%	6,750,000	6,666,577
Madison Park Funding XIII Ltd.(a),(b)
Series 2014-13A Class BR2
3-month USD LIBOR + 1.500% 04/19/2030	3.466%	4,500,000	4,497,813
Magnetite VIII Ltd.(a),(b)
Series 2014-8A Class BR2
3-month USD LIBOR + 1.500% Floor 1.500% 04/15/2031	3.501%	4,500,000	4,477,667
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	91

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite XXIV Ltd.(a),(b)
Series 2019-24A Class B
3-month USD LIBOR + 1.850% Floor 1.850% 01/15/2033	3.757%	7,800,000	7,799,813
Series 2019-24A Class C
3-month USD LIBOR + 2.550% Floor 2.550% 01/15/2033	4.457%	11,500,000	11,499,620
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	1,711,362	1,710,691
Octagon Investment Partners 45 Ltd.(a),(b)
Series 2019-1A Class B1
3-month USD LIBOR + 1.850% Floor 1.850% 10/15/2032	3.679%	7,650,000	7,656,327
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	2,498,780	2,522,195
Sierra Timeshare Receivables Funding LLC(a)
Series 2015-2A Class A
06/20/2032	2.430%	1,781,603	1,780,880
Series 2016-2A Class A
07/20/2033	2.330%	2,330,226	2,323,710
Series 2018-2A Class B
06/20/2035	3.650%	4,795,253	4,890,668
Series 2019-2A Class C
05/20/2036	3.120%	5,850,058	5,884,626
Subordinated Series 2018-3A Class B
09/20/2035	3.870%	4,124,027	4,254,875
Sounds Point CLO Ltd.(a),(b)
Series 2013-3RA Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/18/2031	3.153%	2,500,000	2,476,075
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	3.753%	3,190,000	3,116,445
Treman Park CLO Ltd.(a),(b)
Series 2015-1A Class ARR
3-month USD LIBOR + 1.070% Floor 1.070% 10/20/2028	3.036%	2,000,000	2,000,286
U.S. Airways Pass-Through Trust
Series 2013-1 Class A
11/15/2025	3.950%	1,102,488	1,158,517
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya CLO Ltd.(a),(b)
Series 2013-2A Class A2AR
3-month USD LIBOR + 1.400% Floor 1.400% 04/25/2031	3.340%	5,550,000	5,442,213
Series 2013-3A Class A2RR
3-month USD LIBOR + 1.700% Floor 1.700% 10/18/2031	3.703%	2,500,000	2,460,598
VSE Mortgage LLC(a)
Subordinated, Series 2017-A Class B
03/20/2035	2.630%	6,142,909	6,130,849
VSE VOI Mortgage LLC(a)
Series 2016-A Class A
07/20/2033	2.540%	4,125,307	4,108,316
Total Asset-Backed Securities — Non-Agency (Cost $209,079,111)			209,360,310

Commercial Mortgage-Backed Securities - Non-Agency 7.2%

Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a)
Subordinated, Series 2015-200P Class B
04/14/2033	3.490%	5,000,000	5,175,021
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	5,000,000	5,181,814
Benchmark Mortgage Trust
Series 2018-B6 Class AS
10/10/2051	4.441%	10,168,000	11,345,947
Cantor Commercial Real Estate Lending
Series 2019-CF3 Class AS
01/15/2053	3.298%	15,000,000	15,388,120
Commercial Mortgage Pass-Through Certificates(d)
Series 2016-CR28 Class B
02/10/2049	4.646%	5,230,000	5,720,115
Commercial Mortgage Trust
Series 2014-LC17 Class B
10/10/2047	4.490%	9,400,000	10,037,967
Series 2015-CR22 Class B
03/10/2048	3.926%	10,000,000	10,481,232
Subordinated, Series 2015-LC21 Class AM
07/10/2048	4.043%	10,000,000	10,633,027
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class B
1-month USD LIBOR + 1.150% Floor 1.150% 12/17/2036	2.890%	17,475,000	17,475,000
Series 2018-SFR2 Class C
1-month USD LIBOR + 1.280% Floor 1.350% 06/17/2037	3.020%	11,325,000	11,321,354

The accompanying Notes to Financial Statements are an integral part of this statement.
92	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-SFR3 Class B
1-month USD LIBOR + 1.150% Floor 1.200% 07/17/2037	2.914%	14,475,000	14,472,635
Subordinated Series 2018-SFR4 Class B
1-month USD LIBOR + 1.250% Floor 1.100% 01/17/2038	3.014%	16,000,000	15,991,669
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2 Class B
08/15/2049	3.460%	9,200,000	9,378,277
Series 2016-JP3 Class AS
08/15/2049	3.144%	7,575,000	7,692,756
JPMorgan Chase Commercial Mortgage Securities Trust(d)
Subordinated, Series 2013-C16 Class C
12/15/2046	5.027%	5,440,000	5,845,785
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2017-C34 Class A3
11/15/2052	3.276%	8,000,000	8,351,312
Morgan Stanley Capital I Trust(a),(d)
Series 2014-CPT Class C
07/13/2029	3.446%	5,000,000	5,049,289
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	11,956,222	11,930,313
Series 2019-SRF4 Class A
10/17/2036	2.687%	21,600,000	21,528,018
UBS Commercial Mortgage Trust
Series 2017-C1 Class A3
06/15/2050	3.196%	6,700,000	6,950,611
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $208,617,114)			209,950,262

Corporate Bonds & Notes 29.0%

Aerospace & Defense 0.1%
Lockheed Martin Corp.
03/01/2045	3.800%	1,920,000	2,124,712
Airlines 0.1%
United Airlines, Inc. Pass-Through Trust
09/03/2022	4.625%	1,879,880	1,927,911
Apartment REIT 0.2%
AvalonBay Communities, Inc.
01/15/2028	3.200%	60,000	62,605
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Essex Portfolio LP
08/15/2022	3.625%	1,590,000	1,643,641
05/01/2023	3.250%	2,805,000	2,871,662
01/15/2030	3.000%	1,230,000	1,243,534
Total			5,821,442
Automotive 0.8%
Ford Motor Credit Co. LLC
01/15/2020	8.125%	1,600,000	1,603,045
08/02/2021	5.875%	6,650,000	6,960,932
08/03/2022	2.979%	3,300,000	3,302,837
11/01/2022	3.350%	1,720,000	1,739,389
General Motors Co.
04/01/2038	5.150%	1,970,000	2,034,619
General Motors Financial Co., Inc.
07/06/2021	3.200%	1,970,000	1,995,751
03/01/2026	5.250%	2,360,000	2,618,102
ZF North America Capital, Inc.(a)
04/29/2020	4.000%	3,637,000	3,647,582
Total			23,902,257
Banking 7.7%
Banco Santander SA
04/11/2022	3.500%	3,600,000	3,695,339
Bank of America Corp.(e)
12/20/2023	3.004%	2,897,000	2,964,466
12/20/2028	3.419%	2,292,000	2,407,268
01/20/2048	4.443%	2,230,000	2,726,478
Bank of America Corp.
01/21/2044	5.000%	2,130,000	2,779,274
Subordinated
08/26/2024	4.200%	7,074,000	7,599,869
01/22/2025	4.000%	5,050,000	5,388,449
Bank of Montreal
02/05/2024	3.300%	2,993,000	3,119,745
Barclays Bank PLC
Subordinated
10/14/2020	5.140%	1,230,000	1,255,431
BNP Paribas SA(a),(e)
11/19/2025	2.819%	6,870,000	6,953,519
BPCE SA(a)
Subordinated
07/21/2024	5.150%	3,930,000	4,317,436
Capital One Bank U.S.A. NA
Subordinated
02/15/2023	3.375%	3,180,000	3,287,062
Capital One Financial Corp.
01/31/2028	3.800%	4,520,000	4,854,950

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	93

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.
12/08/2021	2.900%	5,000,000	5,080,290
04/25/2022	2.750%	4,200,000	4,266,420
Citigroup, Inc.(e)
10/27/2028	3.520%	2,990,000	3,151,731
Cooperatieve Rabobank UA
Subordinated
11/09/2022	3.950%	3,610,000	3,773,295
Credit Suisse Group AG(a),(e)
09/11/2025	2.593%	2,500,000	2,507,335
Credit Suisse Group Funding Guernsey Ltd.
04/16/2021	3.450%	4,420,000	4,494,789
Discover Bank
07/27/2026	3.450%	6,010,000	6,254,553
Fifth Third Bancorp
01/28/2025	2.375%	4,200,000	4,215,179
Fifth Third Bank
10/01/2021	2.875%	2,230,000	2,262,776
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%	6,510,000	6,832,732
11/16/2026	3.500%	5,450,000	5,736,067
Goldman Sachs Group, Inc. (The)(e)
04/23/2029	3.814%	2,250,000	2,411,808
12/31/2049	4.950%	2,040,000	2,103,361
HSBC Holdings PLC(e)
03/13/2023	3.262%	2,450,000	2,507,131
Subordinated
11/07/2025	2.633%	5,100,000	5,108,275
HSBC Holdings PLC
03/08/2026	4.300%	2,440,000	2,658,200
Subordinated
11/23/2026	4.375%	4,890,000	5,290,100
JPMorgan Chase & Co.
03/01/2021	2.550%	3,770,000	3,798,233
05/10/2021	4.625%	2,600,000	2,693,857
01/23/2025	3.125%	3,900,000	4,071,709
Subordinated
09/10/2024	3.875%	7,370,000	7,890,538
JPMorgan Chase & Co.(e)
12/05/2024	4.023%	3,280,000	3,498,346
05/01/2028	3.540%	130,000	137,886
05/06/2030	3.702%	3,200,000	3,448,594
11/15/2048	3.964%	2,100,000	2,376,182
Morgan Stanley
05/19/2022	2.750%	2,900,000	2,950,126
10/23/2024	3.700%	2,710,000	2,878,205
07/23/2025	4.000%	9,530,000	10,315,169
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
11/24/2025	5.000%	3,870,000	4,359,967
Morgan Stanley(e)
01/24/2029	3.772%	1,900,000	2,044,189
PNC Bank NA(e)
12/09/2022	2.028%	5,820,000	5,826,379
PNC Bank NA
Subordinated
07/25/2023	3.800%	2,500,000	2,626,907
10/22/2029	2.700%	4,300,000	4,293,094
Regions Financial Corp.
08/14/2022	2.750%	3,110,000	3,164,209
Royal Bank of Scotland Group PLC(e)
Subordinated
11/01/2029	3.754%	4,240,000	4,328,865
Synchrony Financial
07/25/2022	2.850%	3,560,000	3,607,366
U.S. Bancorp
Subordinated
09/11/2024	3.600%	630,000	670,318
U.S. Bank NA
01/27/2025	2.800%	2,390,000	2,471,645
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	4,300,000	4,425,638
09/24/2025	4.125%	3,500,000	3,808,343
UniCredit SpA(a),(e)
Subordinated
06/19/2032	5.861%	2,520,000	2,628,239
Wells Fargo & Co.
01/24/2023	3.069%	2,850,000	2,908,497
Subordinated
08/15/2023	4.125%	2,510,000	2,664,258
01/15/2044	5.606%	3,131,000	4,121,877
11/04/2044	4.650%	2,295,000	2,705,514
Wells Fargo & Co.(e)
10/30/2030	2.879%	3,850,000	3,879,435
Total			224,596,913
Brokerage/Asset Managers/Exchanges 0.1%
Apollo Management Holdings LP(a),(e)
01/14/2050	4.950%	3,120,000	3,151,955
Banco BTG Pactual SA(a)
01/10/2025	4.500%	1,200,000	1,215,753
Total			4,367,708
Building Materials 0.1%
Masco Corp.
04/01/2025	4.450%	1,250,000	1,359,212

The accompanying Notes to Financial Statements are an integral part of this statement.
94	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Standard Industries, Inc.(a)
01/15/2028	4.750%	945,000	969,104
Total			2,328,316
Cable and Satellite 1.0%
Cable Onda SA(a)
01/30/2030	4.500%	2,800,000	2,950,284
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	3,810,000	4,199,317
03/15/2028	4.200%	720,000	767,641
10/23/2045	6.484%	3,650,000	4,545,048
03/01/2050	4.800%	450,000	474,568
Comcast Corp.
08/15/2035	4.400%	2,660,000	3,114,455
05/15/2038	6.400%	3,172,000	4,461,301
10/15/2038	4.600%	5,260,000	6,273,396
Globo Comunicacao e Participacoes SA(a)
06/08/2025	4.843%	3,077,000	3,174,542
Total			29,960,552
Chemicals 0.1%
CF Industries, Inc.(a)
12/01/2026	4.500%	2,080,000	2,266,982
CF Industries, Inc.
03/15/2034	5.150%	1,750,000	1,967,266
Total			4,234,248
Construction Machinery 0.1%
Ashtead Capital, Inc.(a)
08/15/2025	4.125%	3,050,000	3,135,807
Consumer Cyclical Services 0.1%
Mastercard, Inc.
06/01/2049	3.650%	1,280,000	1,422,689
Western Union Co. (The)
01/10/2025	2.850%	2,760,000	2,773,653
Total			4,196,342
Diversified Manufacturing 0.1%
United Technologies Corp.
04/15/2040	5.700%	1,770,000	2,388,354
Electric 1.8%
AEP Transmission Co. LLC
12/01/2047	3.750%	1,820,000	1,947,436
Berkshire Hathaway Energy Co.
07/15/2048	3.800%	3,390,000	3,664,143
CenterPoint Energy, Inc.
11/01/2028	4.250%	2,430,000	2,637,707
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cometa Energia SA de CV(a)
04/24/2035	6.375%	3,270,375	3,563,833
Commonwealth Edison Co.
11/15/2049	3.200%	850,000	837,447
Consolidated Edison Co. of New York, Inc.
03/01/2043	3.950%	2,790,000	3,024,040
Dominion Energy, Inc.
10/01/2025	3.900%	750,000	806,851
08/01/2041	4.900%	2,650,000	3,120,802
Duke Energy Corp.
09/15/2021	3.550%	1,800,000	1,840,941
Duke Energy Florida LLC
09/15/2037	6.350%	1,170,000	1,633,114
11/15/2042	3.850%	1,610,000	1,740,765
Duke Energy Progress LLC
12/01/2044	4.150%	3,385,000	3,819,884
Exelon Corp.
12/01/2020	5.150%	2,520,000	2,570,312
04/15/2046	4.450%	960,000	1,079,012
Exelon Generation Co. LLC
06/15/2042	5.600%	970,000	1,089,581
FirstEnergy Corp.
03/15/2023	4.250%	1,080,000	1,138,588
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	1,540,000	1,768,415
Florida Power & Light Co.
02/01/2042	4.125%	1,840,000	2,104,981
10/01/2049	3.150%	1,150,000	1,158,358
IPALCO Enterprises, Inc.
07/15/2020	3.450%	3,270,000	3,288,886
MidAmerican Energy Co.
10/15/2044	4.400%	1,090,000	1,285,594
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	4,400,000	4,592,899
Oncor Electric Delivery Co. LLC
09/15/2049	3.100%	1,420,000	1,396,239
Potomac Electric Power Co.
03/15/2024	3.600%	2,050,000	2,161,809
Xcel Energy, Inc.
12/01/2026	3.350%	1,210,000	1,264,639
Total			53,536,276
Environmental 0.1%
Waste Connections, Inc.
05/01/2029	3.500%	140,000	148,310

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	95

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Waste Management, Inc.
07/15/2049	4.150%	2,260,000	2,583,123
Total			2,731,433
Finance Companies 0.1%
International Lease Finance Corp.
08/15/2022	5.875%	3,000,000	3,269,202
Springleaf Finance Corp.
11/15/2029	5.375%	400,000	417,661
Total			3,686,863
Food and Beverage 0.6%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	4,980,000	5,924,539
Anheuser-Busch InBev Worldwide, Inc.
01/23/2029	4.750%	4,690,000	5,442,513
Constellation Brands, Inc.
12/01/2025	4.750%	1,470,000	1,639,751
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,920,000	3,098,400
Total			16,105,203
Gaming 0.1%
GLP Capital LP/Financing II, Inc.
06/01/2028	5.750%	1,900,000	2,158,350
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	1,010,000	1,042,216
Total			3,200,566
Health Care 1.2%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	2,500,000	2,531,623
Becton Dickinson and Co.
12/15/2024	3.734%	1,880,000	1,996,647
Catholic Health Initiatives
11/01/2022	2.950%	1,425,000	1,452,012
CVS Health Corp.
12/01/2022	2.750%	3,840,000	3,902,606
03/25/2028	4.300%	2,510,000	2,746,112
03/25/2038	4.780%	3,080,000	3,504,346
DH Europe Finance II Sarl
11/15/2049	3.400%	1,840,000	1,886,316
Fresenius Medical Care U.S. Finance II, Inc.(a)
10/15/2020	4.125%	1,200,000	1,211,287
HCA, Inc.
03/15/2024	5.000%	2,880,000	3,149,626
02/01/2025	5.375%	1,100,000	1,217,566
06/15/2029	4.125%	5,380,000	5,714,700
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IQVIA, Inc.(a)
05/15/2027	5.000%	2,100,000	2,224,145
Northwell Healthcare, Inc.
11/01/2047	4.260%	1,370,000	1,474,192
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	2,070,000	2,168,512
Total			35,179,690
Healthcare Insurance 0.6%
Aetna, Inc.
11/15/2022	2.750%	890,000	904,366
Anthem, Inc.
12/01/2027	3.650%	2,610,000	2,762,962
01/15/2043	4.650%	1,410,000	1,594,901
Centene Corp.(a)
12/15/2029	4.625%	3,860,000	4,064,917
UnitedHealth Group, Inc.
03/15/2022	2.875%	3,480,000	3,549,076
07/15/2025	3.750%	3,920,000	4,233,670
07/15/2045	4.750%	510,000	627,306
Total			17,737,198
Healthcare REIT 0.1%
MPT Operating Partnership LP/Finance Corp.
10/15/2027	5.000%	960,000	1,020,205
08/01/2029	4.625%	1,760,000	1,815,646
Ventas Realty LP
01/15/2026	4.125%	50,000	53,711
Total			2,889,562
Home Construction 0.5%
D.R. Horton, Inc.
08/15/2023	5.750%	1,350,000	1,493,254
DR Horton, Inc.
10/15/2024	2.500%	3,030,000	3,030,256
Lennar Corp.
04/01/2021	4.750%	1,705,000	1,747,433
11/29/2027	4.750%	2,000,000	2,156,928
Toll Brothers Finance Corp.
02/15/2028	4.350%	2,280,000	2,380,901
11/01/2029	3.800%	3,845,000	3,834,913
Total			14,643,685
Independent Energy 0.8%
Cimarex Energy Co.
06/01/2024	4.375%	2,620,000	2,766,012
Concho Resources, Inc.
01/15/2025	4.375%	2,570,000	2,656,616

The accompanying Notes to Financial Statements are an integral part of this statement.
96	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Continental Resources, Inc.
06/01/2024	3.800%	2,240,000	2,317,464
01/15/2028	4.375%	1,850,000	1,967,922
Diamondback Energy, Inc.
05/31/2025	5.375%	2,770,000	2,909,772
12/01/2029	3.500%	4,790,000	4,878,060
Encana Corp.
02/01/2038	6.500%	2,630,000	3,085,087
Hess Corp.
01/15/2040	6.000%	1,410,000	1,664,216
Newfield Exploration Co.
01/30/2022	5.750%	930,000	988,463
01/01/2026	5.375%	500,000	542,336
Tullow Oil PLC(a)
03/01/2025	7.000%	650,000	548,140
Total			24,324,088
Life Insurance 0.8%
American International Group, Inc.
02/15/2024	4.125%	8,340,000	8,966,884
07/16/2044	4.500%	970,000	1,118,668
MetLife, Inc.
08/13/2042	4.125%	1,300,000	1,481,787
11/13/2043	4.875%	2,540,000	3,172,146
Prudential Financial, Inc.
12/07/2049	3.935%	1,085,000	1,184,215
Prudential Financial, Inc.(e)
Junior Subordinated
09/15/2042	5.875%	3,800,000	4,098,395
Voya Financial, Inc.
07/15/2043	5.700%	1,940,000	2,454,157
Total			22,476,252
Media and Entertainment 0.5%
Interpublic Group of Companies, Inc. (The)
03/15/2022	4.000%	1,395,000	1,442,480
Nielsen Finance LLC/Co.(a)
04/15/2022	5.000%	1,406,000	1,413,392
TEGNA, Inc.(a)
09/15/2029	5.000%	1,900,000	1,932,357
Viacom, Inc.
06/15/2022	3.125%	3,500,000	3,556,689
09/01/2023	4.250%	3,640,000	3,881,568
03/15/2043	4.375%	1,830,000	1,938,231
Total			14,164,717
Metals and Mining 0.3%
Industrias Penoles SAB de CV(a)
09/12/2049	5.650%	1,750,000	1,864,715
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Minera Mexico SA de CV(a)
01/26/2050	4.500%	4,900,000	4,978,892
Steel Dynamics, Inc.
04/15/2030	3.450%	1,820,000	1,839,291
Total			8,682,898
Midstream 2.7%
Dominion Energy Gas Holdings LLC
11/15/2029	3.000%	4,230,000	4,217,805
Enbridge, Inc.
10/01/2023	4.000%	2,050,000	2,167,067
11/15/2029	3.125%	3,530,000	3,579,612
Energy Transfer Operating LP
03/15/2023	4.250%	2,400,000	2,504,094
04/15/2029	5.250%	2,200,000	2,474,523
Energy Transfer Partners LP
02/01/2023	3.600%	4,370,000	4,480,988
03/15/2035	4.900%	1,500,000	1,569,422
02/01/2042	6.500%	2,471,000	2,938,239
06/15/2048	6.000%	730,000	851,604
EnLink Midstream LLC
06/01/2029	5.375%	2,030,000	1,910,208
EnLink Midstream Partners LP
07/15/2026	4.850%	1,890,000	1,773,854
Enterprise Products Operating LLC
03/15/2044	4.850%	3,890,000	4,500,845
Kinder Morgan Energy Partners LP
09/15/2020	5.300%	1,600,000	1,636,482
09/01/2039	6.500%	3,256,000	4,118,599
MPLX LP
06/01/2025	4.875%	1,960,000	2,140,956
04/15/2038	4.500%	1,320,000	1,346,045
03/01/2047	5.200%	2,590,000	2,798,525
MPLX LP(a)
12/01/2027	4.250%	1,950,000	2,053,363
ONEOK, Inc.
09/01/2029	3.400%	2,430,000	2,470,572
Plains All American Pipeline LP/Finance Corp.
06/01/2022	3.650%	5,040,000	5,174,657
Sabine Pass Liquefaction LLC
03/01/2025	5.625%	6,080,000	6,834,995
Sunoco Logistics Partners Operations LP
01/15/2023	3.450%	4,665,000	4,747,987
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	3,315,000	3,387,322

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	97

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Williams Companies, Inc. (The)
11/15/2020	4.125%	4,280,000	4,331,269
06/24/2024	4.550%	4,040,000	4,359,182
Total			78,368,215
Natural Gas 0.4%
NiSource Finance Corp.
02/01/2045	5.650%	3,010,000	3,831,527
Sempra Energy
10/01/2022	2.875%	1,830,000	1,863,219
06/15/2027	3.250%	3,400,000	3,506,517
02/01/2048	4.000%	1,680,000	1,759,224
Southern Co. Gas Capital Corp.
10/01/2046	3.950%	140,000	144,594
Total			11,105,081
Office REIT 0.3%
Boston Properties LP
02/01/2026	3.650%	4,200,000	4,448,787
Kilroy Realty LP
01/15/2023	3.800%	2,890,000	3,003,097
Total			7,451,884
Oil Field Services 0.1%
Baker Hughes, a GE Co., LLC/Obligor, Inc.
11/07/2029	3.138%	2,124,000	2,183,939
Other Financial Institutions 0.2%
Icahn Enterprises LP/Finance Corp.(a)
05/15/2027	5.250%	5,830,000	5,973,143
Other Industry 0.2%
CK Hutchison International 17 II Ltd.(a)
09/29/2020	2.250%	6,140,000	6,138,763
Other REIT 0.1%
Hospitality Properties Trust
03/15/2024	4.650%	1,927,000	2,002,299
Packaging 0.3%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%	1,575,000	1,657,331
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	2,130,000	2,248,187
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%	1,500,000	1,571,161
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	1,780,000	1,823,884
Total			7,300,563
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.6%
AbbVie, Inc.
05/14/2025	3.600%	5,730,000	6,052,697
11/06/2042	4.400%	2,870,000	3,107,825
AbbVie, Inc.(a)
11/21/2029	3.200%	6,130,000	6,255,650
11/21/2049	4.250%	2,270,000	2,407,523
Allergan Finance LLC
10/01/2022	3.250%	4,780,000	4,887,913
Allergan Funding SCS
06/15/2024	3.850%	1,260,000	1,324,058
Amgen, Inc.
06/15/2051	4.663%	2,576,000	3,032,601
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	2,200,000	2,295,125
Bristol-Myers Squibb Co.(a)
08/15/2025	3.875%	2,740,000	2,964,327
10/26/2049	4.250%	900,000	1,069,410
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	1,520,000	1,595,086
Gilead Sciences, Inc.
03/01/2026	3.650%	6,830,000	7,348,209
Shire Acquisitions Investments Ireland DAC
09/23/2021	2.400%	2,400,000	2,413,871
Teva Pharmaceutical Finance III BV
07/21/2021	2.200%	1,300,000	1,262,443
Total			46,016,738
Property & Casualty 0.6%
Allstate Corp. (The)(e)
08/15/2053	5.750%	1,594,000	1,715,988
Berkshire Hathaway Finance Corp.
05/15/2022	3.000%	990,000	1,017,910
08/15/2048	4.200%	640,000	755,222
Berkshire Hathaway, Inc.
03/15/2023	2.750%	790,000	811,955
Chubb INA Holdings, Inc.
03/15/2025	3.150%	2,350,000	2,472,973
Hartford Financial Services Group, Inc. (The)
10/15/2036	5.950%	550,000	718,607
08/19/2049	3.600%	1,596,000	1,649,528
Liberty Mutual Group, Inc.(a)
06/15/2049	4.500%	1,610,000	1,829,149
Markel Corp.
07/01/2022	4.900%	2,840,000	3,026,031

The accompanying Notes to Financial Statements are an integral part of this statement.
98	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Berkley Corp.
03/15/2022	4.625%	2,820,000	2,977,354
Total			16,974,717
Railroads 0.5%
Burlington Northern Santa Fe LLC
09/15/2041	4.950%	2,350,000	2,884,668
04/01/2045	4.150%	3,065,000	3,513,216
CSX Corp.
06/01/2027	3.250%	3,400,000	3,570,942
Union Pacific Corp.
08/15/2039	3.550%	2,390,000	2,478,325
Union Pacific Corp.(a)
03/20/2060	3.839%	2,670,000	2,710,754
Total			15,157,905
Restaurants 0.2%
McDonald’s Corp.
05/26/2025	3.375%	3,480,000	3,678,078
09/01/2049	3.625%	1,450,000	1,482,105
Total			5,160,183
Retail REIT 0.1%
Kimco Realty Corp.
10/01/2026	2.800%	2,160,000	2,170,590
Simon Property Group LP
09/13/2029	2.450%	1,940,000	1,913,075
Total			4,083,665
Retailers 0.3%
Home Depot, Inc. (The)
02/15/2024	3.750%	1,860,000	1,988,832
04/01/2041	5.950%	3,810,000	5,372,831
06/15/2047	3.900%	240,000	271,730
Walmart, Inc.
06/29/2048	4.050%	120,000	142,542
Total			7,775,935
Supermarkets 0.0%
Kroger Co. (The)
10/15/2046	3.875%	1,210,000	1,180,351
Technology 2.0%
Apple, Inc.
01/13/2025	2.750%	4,770,000	4,929,597
08/04/2026	2.450%	3,400,000	3,452,052
05/11/2027	3.200%	2,740,000	2,899,850
Dell International LLC/EMC Corp.(a)
06/15/2023	5.450%	4,090,000	4,436,923
06/15/2026	6.020%	5,600,000	6,465,452
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fidelity National Information Services, Inc.
08/15/2026	3.000%	4,070,000	4,207,952
Fiserv, Inc.
07/01/2029	3.500%	1,788,000	1,882,149
Global Payments, Inc.
08/15/2029	3.200%	3,100,000	3,160,934
Microsoft Corp.
08/08/2036	3.450%	3,740,000	4,100,735
02/06/2047	4.250%	4,470,000	5,488,647
Motorola Solutions, Inc.
05/23/2029	4.600%	3,350,000	3,688,455
MSCI, Inc.(a)
11/15/2029	4.000%	3,835,000	3,895,971
NXP BV/Funding LLC(a)
09/01/2022	3.875%	2,800,000	2,907,561
Oracle Corp.
10/15/2022	2.500%	2,910,000	2,963,238
07/15/2026	2.650%	970,000	992,869
Sensata Technologies BV(a)
10/01/2025	5.000%	2,030,000	2,207,510
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	430,000	464,432
Total			58,144,327
Transportation Services 0.0%
United Parcel Service, Inc.
11/15/2024	2.800%	140,000	144,578
Treasury 0.1%
Jordan Government International Bond(a)
10/10/2047	7.375%	3,000,000	3,197,860
Wireless 0.4%
America Movil SAB de CV
07/16/2022	3.125%	1,745,000	1,787,500
American Tower Corp.
10/15/2026	3.375%	3,420,000	3,557,321
Crown Castle International Corp.
01/15/2023	5.250%	4,970,000	5,400,561
Rogers Communications, Inc.
11/15/2049	3.700%	1,640,000	1,663,588
Total			12,408,970
Wirelines 0.9%
AT&T, Inc.
08/15/2021	3.875%	3,880,000	3,999,339
07/15/2026	2.950%	6,730,000	6,870,890
11/15/2046	5.150%	5,095,000	6,086,441

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	99

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telefonica Emisiones SAU
02/16/2021	5.462%	3,310,000	3,436,079
Verizon Communications, Inc.
11/01/2041	4.750%	3,410,000	4,134,325
08/21/2054	5.012%	1,870,000	2,422,388
Total			26,949,462
Total Corporate Bonds & Notes (Cost $811,235,989)			846,061,571

Exchange-Traded Fixed Income Funds 4.0%
	Shares	Value ($)
High Yield 4.0%
iShares iBoxx $ High Yield Corporate Bond ETF	671,400	59,042,916
SPDR Bloomberg Barclays High Yield Bond ETF	539,000	59,042,060
Total		118,084,976
Total Exchange-Traded Fixed Income Funds (Cost $117,034,600)		118,084,976

Foreign Government Obligations(f) 2.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.1%
CNOOC Nexen Finance ULC
04/30/2024	4.250%	2,170,000	2,326,221
Chile 0.1%
Chile Government International Bond
09/14/2021	3.250%	2,300,000	2,343,422
Colombia 0.1%
Ecopetrol SA
05/28/2045	5.875%	1,750,000	2,060,467
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/25/2027	5.950%	2,400,000	2,650,689
Egypt 0.2%
Egypt Government International Bond(a)
01/31/2027	7.500%	1,000,000	1,114,750
01/31/2047	8.500%	4,000,000	4,448,275
Total			5,563,025
Jordan 0.1%
Jordan Government International Bond(a)
10/10/2047	7.375%	2,500,000	2,664,884
Foreign Government Obligations(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.7%
Petroleos Mexicanos
03/05/2020	6.000%	1,041,000	1,048,225
01/24/2022	4.875%	9,259,000	9,591,152
03/13/2027	6.500%	9,400,000	9,957,475
Total			20,596,852
Namibia 0.1%
Namibia International Bonds(a)
10/29/2025	5.250%	2,200,000	2,289,690
Nigeria 0.1%
Nigeria Government International Bond(a)
11/21/2025	7.625%	2,400,000	2,648,524
Norway 0.0%
Equinor ASA
11/18/2049	3.250%	1,590,000	1,604,371
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
06/23/2047	5.250%	3,200,000	4,010,277
Serbia 0.0%
Serbia International Bond(a)
09/28/2021	7.250%	200,000	218,038
Tunisia 0.1%
Banque Centrale de Tunisie International Bond(a)
01/30/2025	5.750%	3,600,000	3,364,913
Turkey 0.1%
Turkey Government International Bond
03/17/2036	6.875%	3,000,000	3,096,283
Virgin Islands 0.1%
Sinopec Group Overseas Development 2015 Ltd.(a)
04/28/2020	2.500%	2,000,000	2,001,566
Total Foreign Government Obligations (Cost $56,071,538)			57,439,222

Inflation-Indexed Bonds 1.4%

United States 1.4%
U.S. Treasury Inflation-Indexed Bond
04/15/2024	0.500%	19,897,215	20,223,977
07/15/2029	0.250%	22,133,540	22,354,337
Total			42,578,314
Total Inflation-Indexed Bonds (Cost $42,442,304)			42,578,314

The accompanying Notes to Financial Statements are an integral part of this statement.
100	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Municipal Bonds 1.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	800,000	1,313,400
Rutgers, The State University of New Jersey
Revenue Bonds
Build America Bonds
Series 2010
05/01/2040	5.665%	525,000	684,605
Total			1,998,005
Local General Obligation 0.1%
City of Chicago
Unlimited General Obligation Bonds
Taxable
01/01/2029	7.045%	1,000,000	1,097,520
City of Houston
Limited General Obligation Bonds
Taxable
Series 2017
03/01/2047	3.961%	800,000	884,512
Total			1,982,032
Municipal Power 0.0%
Sacramento Municipal Utility District
Revenue Bonds
Build America Bonds
Series 2010
05/15/2036	6.156%	900,000	1,202,634
Other Bond Issue 0.1%
City of San Francisco Public Utilities Commission Water
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.000%	1,050,000	1,363,036
San Diego County Regional Airport Authority
Revenue Bonds
Taxable Senior Consolidated Rental Car Facility
Series 2014
07/01/2043	5.594%	935,000	1,058,701
Total			2,421,737
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 168th
Series 2011
10/01/2051	4.926%	2,000,000	2,590,900
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	2,220,000	2,715,060
Special Non Property Tax 0.2%
Missouri Highway & Transportation Commission
Revenue Bonds
Build America Bonds
Series 2009
05/01/2033	5.445%	1,700,000	2,078,726
New York State Dormitory Authority(c)
Refunding Revenue Bonds
Taxable
Series 2020F
02/15/2043	3.190%	3,015,000	3,026,005
Total			5,104,731
State Appropriated 0.1%
Kentucky Turnpike Authority
Revenue Bonds
Build America Bonds
Series 2010B
07/01/2030	5.722%	2,050,000	2,467,154
State General Obligation 0.3%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	3,445,000	5,260,584
Taxable
Series 2018
04/01/2038	4.600%	2,335,000	2,587,180
State of Illinois
Unlimited General Obligation Bonds
Taxable Pension
Series 2003
06/01/2033	5.100%	2,220,000	2,393,226
Total			10,240,990
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Build America Bonds
Series 2010
11/15/2040	6.687%	1,650,000	2,321,930

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	101

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Turnpike / Bridge / Toll Road 0.2%
Bay Area Toll Authority
Revenue Bonds
Build America Bonds
Subordinated Series 2010-S1
04/01/2040	6.918%	1,265,000	1,852,200
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Taxable Toll Road
Series 2019A
01/15/2049	4.094%	2,285,000	2,281,230
New Jersey Turnpike Authority
Revenue Bonds
Taxable Build America Bonds
Series 2009
01/01/2040	7.414%	1,275,000	2,000,042
Total			6,133,472
Water & Sewer 0.0%
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Taxable Loan Fund-Water Quality
Series 2010B-2
12/01/2034	4.879%	1,160,000	1,353,813
Total Municipal Bonds (Cost $35,153,886)			40,532,458

Residential Mortgage-Backed Securities - Agency 25.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
11/01/2022- 06/01/2033	5.000%	591,292	635,217
03/01/2034- 08/01/2038	5.500%	1,832,155	2,062,511
02/01/2038	6.000%	574,257	658,918
02/01/2043- 08/01/2049	3.000%	33,201,722	33,895,270
10/01/2048	4.000%	8,802,943	9,149,569
07/01/2049	3.500%	16,730,006	17,241,365
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.863% Cap 9.982% 07/01/2036	4.498%	1,329,194	1,397,660
1-year CMT + 2.250% Cap 10.827% 07/01/2036	4.639%	1,412,099	1,496,286
1-year CMT + 2.135% Cap 10.728% 10/01/2036	4.178%	1,058,419	1,118,121
1-year CMT + 2.254% Cap 10.146% 04/01/2037	4.710%	1,153,508	1,217,906
12-month USD LIBOR + 1.797% Cap 10.958% 02/01/2038	4.436%	520,750	548,014
12-month USD LIBOR + 1.843% Cap 10.848% 06/01/2038	4.886%	443,714	467,248
12-month USD LIBOR + 1.880% Cap 8.610% 07/01/2040	4.528%	212,378	223,878
12-month USD LIBOR + 1.779% Cap 9.111% 09/01/2040	3.888%	393,770	412,971
12-month USD LIBOR + 1.776% Cap 8.908% 02/01/2041	3.907%	340,245	350,693
12-month USD LIBOR + 1.880% Cap 7.543% 05/01/2041	4.765%	133,715	140,140
12-month USD LIBOR + 1.890% Cap 8.689% 07/01/2041	3.688%	822,131	846,180
12-month USD LIBOR + 1.867% Cap 9.307% 07/01/2041	4.041%	829,661	873,694
12-month USD LIBOR + 1.650% Cap 7.066% 12/01/2042	2.730%	1,671,726	1,724,272
12-month USD LIBOR + 1.640% Cap 6.931% 02/01/2043	4.725%	244,632	251,931
12-month USD LIBOR + 1.650% Cap 6.812% 06/01/2043	4.432%	218,990	226,142
Federal National Mortgage Association
09/01/2022- 05/01/2039	6.500%	532,955	622,744
07/01/2031- 01/01/2042	5.000%	15,859,550	17,366,003
04/01/2033- 01/01/2039	5.500%	7,382,075	8,282,403
07/01/2033- 09/01/2049	4.500%	49,038,193	52,217,606
12/01/2033- 09/01/2037	6.000%	3,415,737	3,900,127

The accompanying Notes to Financial Statements are an integral part of this statement.
102	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/2034- 09/01/2049	3.500%	112,633,171	117,378,791
10/01/2040- 07/01/2049	4.000%	53,108,157	55,814,081
11/01/2046- 10/01/2049	3.000%	65,750,761	67,257,166
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.203% 06/01/2035	3.489%	811,941	839,936
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.219% 06/01/2035	3.496%	850,334	879,737
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.144% 06/01/2035	3.512%	676,690	700,403
6-month USD LIBOR + 1.565% Floor 1.565%, Cap 11.210% 06/01/2035	3.526%	1,654,860	1,712,459
1-year CMT + 2.160% Floor 2.160%, Cap 9.667% 03/01/2038	4.250%	1,474,743	1,553,171
12-month USD LIBOR + 1.810% Floor 1.810%, Cap 9.036% 03/01/2040	3.850%	441,138	464,178
12-month USD LIBOR + 1.790% Floor 1.790%, Cap 8.611% 08/01/2040	3.611%	558,234	584,456
12-month USD LIBOR + 1.766% Floor 1.766%, Cap 8.866% 10/01/2040	3.866%	935,616	979,115
12-month USD LIBOR + 1.750% Floor 1.750%, Cap 8.199% 08/01/2041	4.274%	732,177	763,667
12-month USD LIBOR + 1.818% Floor 1.818%, Cap 8.323% 09/01/2041	3.323%	515,323	525,259
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.175% 03/01/2047	3.175%	5,234,657	5,334,721
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.170% 04/01/2047	3.170%	5,063,531	5,158,989
CMO Series 2005-106 Class UF
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 11/25/2035	2.092%	874,076	870,513
Federal National Mortgage Association(g)
08/01/2049	3.500%	42,567,696	43,806,208
Federal National Mortgage Association(c)
01/14/2050	3.500%	116,800,000	120,153,437
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2015-HQ2 Class M3
1-month USD LIBOR + 3.250% 05/25/2025	5.042%	1,972,000	2,075,365
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
07/20/2039- 10/20/2040	5.000%	6,912,922	7,645,435
02/15/2040- 06/15/2041	4.500%	15,924,690	17,423,331
07/15/2040- 11/20/2040	4.000%	7,754,253	8,231,221
04/20/2042- 03/20/2043	3.500%	21,536,717	22,712,327
07/20/2046- 02/20/2047	2.500%	20,788,703	20,879,813
Government National Mortgage Association(c)
01/21/2044	2.500%	22,500,000	22,595,801
01/21/2050	3.000%	48,800,000	50,136,281
Total Residential Mortgage-Backed Securities - Agency (Cost $724,763,511)			733,802,730

Residential Mortgage-Backed Securities - Non-Agency 5.8%

Bear Stearns Adjustable Rate Mortgage Trust(d)
CMO Series 2005-6 Class 1A1
08/25/2035	4.313%	1,795,554	1,638,136
Bear Stearns Adjustable Rate Mortgage Trust(b)
CMO Series 2006-1 Class A1
1-year CMT + 2.250% Floor 2.250%, Cap 9.895% 02/25/2036	3.840%	1,949,872	1,994,902
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	1,300,205	1,338,965
Citigroup Mortgage Loan Trust, Inc.(d)
CMO Series 2004-UST1 Class A4
08/25/2034	4.148%	324,467	316,471
CMO Series 2005-4 Class A
08/25/2035	4.609%	1,604,741	1,627,833
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2005-6 Class A2
1-year CMT + 2.150% Floor 2.150%, Cap 9.682% 09/25/2035	4.550%	1,166,685	1,170,953
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-4 Class A19
05/25/2034	5.250%	403,228	411,738
CMO Series 2004-5 Class 2A4
05/25/2034	5.500%	125,768	128,571
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(d)
CMO Series 2005-3 Class 1A1
07/25/2035	5.497%	1,935,771	2,052,293
Credit Suisse First Boston Mortgage-Backed Trust(d)
CMO Series 2004-AR6 Class 2A1
10/25/2034	4.103%	383,999	385,803

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	103

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	4.392%	5,084,891	5,294,982
CMO Series 2014-C02 Class 2M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	4.392%	4,380,111	4,539,486
CMO Series 2016-C03 Class 2M2
1-month USD LIBOR + 5.900% 10/25/2028	7.692%	4,549,637	4,913,636
CMO Series 2017-C03 Class 1M2
1-month USD LIBOR + 3.000% 10/25/2029	4.792%	2,755,000	2,877,869
CMO Series 2017-C05 Class 1M2
1-month USD LIBOR + 2.200% 01/25/2030	3.992%	5,400,000	5,492,980
CMO Series 2017-C06 Class 2M2
1-month USD LIBOR + 2.800% Floor 2.800% 02/25/2030	4.592%	13,239,997	13,597,695
CMO Series 2017-C07 Class 1M2
1-month USD LIBOR + 2.400% Floor 2.400% 05/25/2030	4.192%	2,500,000	2,546,208
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2018-DNA1 Class M2
1-month USD LIBOR + 1.800% 07/25/2030	3.592%	3,500,000	3,506,913
First Horizon Mortgage Pass-Through Trust(d)
CMO Series 2005-AR3 Class 4A1
08/25/2035	5.010%	404,464	420,624
CMO Series 2006-AR4 Class 1A2
01/25/2037	4.362%	2,028,931	1,736,504
Flagstar Mortgage Trust(a)
CMO Series 2017-1 Class 1A5
03/25/2047	3.500%	1,176,152	1,193,155
GSR Mortgage Loan Trust(d)
CMO Series 2005-AR6 Class 2A1
09/25/2035	4.269%	1,118,209	1,146,198
GSR Mortgage Loan Trust
Series 2005-6F Class 1A5
07/25/2035	5.250%	1,071,973	1,122,052
JPMorgan Mortgage Trust(d)
CMO Series 2005-A4 Class 1A1
07/25/2035	4.107%	540,381	546,504
CMO Series 2005-A4 Class 2A1
07/25/2035	4.289%	443,025	444,782
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-S2 Class 3A1
02/25/2032	7.165%	227,162	232,683
CMO Series 2006-A3 Class 7A1
04/25/2035	4.449%	643,057	648,188
CMO Series 2006-A4 Class 3A1
06/25/2036	4.389%	2,039,106	1,812,592
JPMorgan Mortgage Trust
CMO Series 2006-S1 Class 1A2
04/25/2036	6.500%	3,558,622	3,877,096
MASTR Adjustable Rate Mortgages Trust(d)
CMO Series 2004-13 Class 3A7
11/21/2034	4.696%	707,035	723,919
Merrill Lynch Mortgage Investors Trust(d)
CMO Series 2005-A2 Class A2
02/25/2035	4.359%	1,356,900	1,340,857
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2017-2A Class A3
03/25/2057	4.000%	4,259,209	4,443,030
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2017-5A Class A1
1-month USD LIBOR + 1.500% Floor 1.500% 06/25/2057	3.292%	5,763,998	5,822,218
Sequoia Mortgage Trust(a)
CMO Series 2017-CH1 Class A1
10/25/2047	4.000%	3,024,057	3,082,740
Sequoia Mortgage Trust(a),(d)
CMO Series 2017-CH2 Class A10
12/25/2047	4.000%	5,116,242	5,145,462
CMO Series 2018-CH2 Class A12
06/25/2048	4.000%	1,611,164	1,622,079
Structured Adjustable Rate Mortgage Loan Trust(d)
CMO Series 2004-8 Class 2A1
07/25/2034	4.163%	1,568,694	1,589,980
Thornburg Mortgage Securities Trust(d)
CMO Series 2006-4 Class A2B
07/25/2036	4.273%	1,850,694	1,781,168
Towd Point Mortgage Trust(a),(d)
CMO Series 2017-3 Class M1
07/25/2057	3.500%	5,500,000	5,595,632
CMO Series 2017-6 Class A1
10/25/2057	2.750%	8,440,536	8,468,161
CMO Series 2018-4 Class A1
06/25/2058	3.000%	8,167,969	8,246,523
CMO Series 2019-2 Class M1
12/25/2058	3.750%	15,000,000	15,554,263
Verus Securitization Trust(a),(d)
CMO Series 2019-3 Class A1
07/25/2059	2.784%	12,976,510	12,995,138

The accompanying Notes to Financial Statements are an integral part of this statement.
104	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2003-S11 Class 3A5
11/25/2033	5.950%	156,251	159,502
WaMu Mortgage Pass-Through Certificates Trust(d)
CMO Series 2005-AR7 Class A3
08/25/2035	4.280%	2,171,551	2,182,778
Wells Fargo Mortgage Backed Securities(a),(d)
CMO Series 2018-1 Class A3
07/25/2047	3.500%	11,234,242	11,375,828
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2006-7 Class 3A1
06/25/2036	6.000%	646,081	644,286
CMO Series 2007-15 Class A1
11/25/2037	6.000%	668,765	667,809
CMO Series 2007-7 Class A1
06/25/2037	6.000%	939,943	936,462
Wells Fargo Mortgage-Backed Securities Trust(d)
CMO Series 2006-AR12 Class 1A1
09/25/2036	4.716%	1,035,060	1,014,950
CMO Series 2006-AR14 Class 2A1
10/25/2036	4.556%	1,256,553	1,214,148
CMO Series 2006-AR16 Class A1
10/25/2036	4.506%	1,887,462	1,863,876
CMO Series 2006-AR19 Class A1
12/25/2036	4.346%	2,768,118	2,679,128
CMO Series 2006-AR5 Class 2A1
04/25/2036	5.188%	1,404,300	1,377,391
CMO Series 2007-AR10 Class 1A1
01/25/2038	4.263%	307,888	302,443
CMO Series 2007-AR7 Class A1
12/28/2037	4.354%	464,766	446,451
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $167,680,982)			168,292,034

U.S. Treasury Obligations 22.3%

U.S. Treasury(h)
05/31/2020	2.500%	2,000,000	2,006,875
11/15/2028	3.125%	16,000,000	17,607,500
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/31/2021	1.500%	12,000,000	11,980,781
03/15/2022	2.375%	46,000,000	46,797,812
06/15/2022	1.750%	27,000,000	27,111,797
09/15/2022	1.500%	100,000,000	99,781,250
09/30/2022	1.875%	40,000,000	40,309,375
11/15/2022	1.625%	90,000,000	90,063,282
11/30/2024	1.500%	51,000,000	50,589,610
11/30/2024	2.125%	3,000,000	3,061,406
09/30/2026	1.625%	39,000,000	38,536,875
10/31/2026	1.625%	3,800,000	3,753,094
11/30/2026	1.625%	40,500,000	39,993,750
05/15/2038	4.500%	9,000,000	12,176,719
02/15/2039	3.500%	5,500,000	6,601,719
11/15/2041	3.125%	9,000,000	10,227,656
05/15/2042	3.000%	16,000,000	17,832,500
11/15/2044	3.000%	15,000,000	16,760,156
02/15/2045	2.500%	22,000,000	22,505,313
05/15/2045	3.000%	6,900,000	7,722,609
11/15/2045	3.000%	4,500,000	5,045,625
11/15/2048	3.375%	19,000,000	22,981,094
08/15/2049	2.250%	46,000,000	44,763,750
11/15/2049	2.375%	12,000,000	11,998,125
Total U.S. Treasury Obligations (Cost $643,750,568)			650,208,673

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(i),(j)	81,290,412	81,282,283
Total Money Market Funds (Cost $81,282,283)		81,282,283
Total Investments in Securities (Cost: $3,097,111,886)		3,157,592,833
Other Assets & Liabilities, Net		(238,216,916)
Net Assets		2,919,375,917

At December 31, 2019, securities and/or cash totaling $1,537,046 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	105

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
33,030,494 BRL	8,050,328 USD	Goldman Sachs	03/18/2020	—	(135,319)
4,720,616,407 CLP	6,238,013 USD	Goldman Sachs	03/18/2020	—	(45,255)
103,199,990,629 IDR	7,306,194 USD	Goldman Sachs	03/18/2020	—	(108,106)
216,908,014 INR	3,025,427 USD	Goldman Sachs	03/18/2020	3,570	—
95,246,711 NOK	10,471,850 USD	Goldman Sachs	03/18/2020	—	(379,607)
33,420,446 PEN	9,814,532 USD	Goldman Sachs	03/18/2020	—	(246,794)
252,072,865 PHP	4,967,149 USD	Goldman Sachs	03/18/2020	7,133	—
36,929,178 SEK	3,964,655 USD	Goldman Sachs	03/18/2020	7,587	—
231,170,133 THB	7,659,713 USD	Goldman Sachs	03/18/2020	—	(71,666)
8,026,461 USD	33,030,494 BRL	Goldman Sachs	03/18/2020	159,186	—
6,148,638 USD	4,720,616,407 CLP	Goldman Sachs	03/18/2020	134,630	—
3,015,380 USD	42,471,624,748 IDR	Goldman Sachs	03/18/2020	35,952	—
7,365,872 USD	524,818,389 INR	Goldman Sachs	03/18/2020	—	(54,357)
16,145,226 USD	66,876,052 MYR	Goldman Sachs	03/18/2020	229,409	—
15,885,491 USD	144,019,040 NOK	Goldman Sachs	03/18/2020	522,597	—
5,307,041 USD	17,810,429 PEN	Goldman Sachs	03/18/2020	54,843	—
2,076,892 USD	105,339,957 PHP	Goldman Sachs	03/18/2020	—	(4,127)
13,251,265 USD	124,010,639 SEK	Goldman Sachs	03/18/2020	36,833	—
2,878,909 USD	55,232,017 MXN	JPMorgan	03/18/2020	9,756	—
15,032,928 AUD	10,376,264 USD	UBS	03/18/2020	—	(192,786)
17,503,032 ILS	5,053,407 USD	UBS	03/18/2020	—	(35,798)
18,985,292 PLN	4,927,201 USD	UBS	03/18/2020	—	(77,899)
16,219,712 USD	23,462,833 AUD	UBS	03/18/2020	276,066	—
4,981,138 USD	6,565,289 CAD	UBS	03/18/2020	76,067	—
Total				1,553,629	(1,351,714)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	216	03/2020	USD	33,675,750	—	(454,515)
U.S. Treasury 2-Year Note	291	03/2020	USD	62,710,500	—	(6,223)
U.S. Treasury 5-Year Note	173	03/2020	USD	20,519,422	—	(4,392)
U.S. Ultra Bond 10-Year Note	4	03/2020	USD	562,813	—	(5,199)
U.S. Ultra Treasury Bond	109	03/2020	USD	19,800,531	—	(281,424)
Total					—	(751,753)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $569,504,784, which represents 19.51% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Represents a security purchased on a when-issued basis.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	Represents a security purchased on a forward commitment basis.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Notes to Portfolio of Investments  (continued)
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	80,454,518	1,390,030,824	(1,389,194,930)	81,290,412	(13,323)	—	1,578,361	81,282,283
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CLP	Chilean Peso
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thailand Baht
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	107

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	209,360,310	—	209,360,310
Commercial Mortgage-Backed Securities - Non-Agency	—	209,950,262	—	209,950,262
Corporate Bonds & Notes	—	846,061,571	—	846,061,571
Exchange-Traded Fixed Income Funds	118,084,976	—	—	118,084,976
Foreign Government Obligations	—	57,439,222	—	57,439,222
Inflation-Indexed Bonds	—	42,578,314	—	42,578,314
Municipal Bonds	—	40,532,458	—	40,532,458
Residential Mortgage-Backed Securities - Agency	—	733,802,730	—	733,802,730
Residential Mortgage-Backed Securities - Non-Agency	—	168,292,034	—	168,292,034
U.S. Treasury Obligations	650,208,673	—	—	650,208,673
Money Market Funds	81,282,283	—	—	81,282,283
Total Investments in Securities	849,575,932	2,308,016,901	—	3,157,592,833
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,553,629	—	1,553,629
Liability
Forward Foreign Currency Exchange Contracts	—	(1,351,714)	—	(1,351,714)
Futures Contracts	(751,753)	—	—	(751,753)
Total	848,824,179	2,308,218,816	—	3,157,042,995
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
CTIVP® – AQR International Core Equity Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.7%
Issuer	Shares	Value ($)
Australia 6.0%
Aurizon Holdings Ltd.	5,458,477	20,032,212
BHP Group Ltd.	548,813	15,027,767
BlueScope Steel Ltd.	2,283,866	24,189,796
Brambles Ltd.	1,045,381	8,604,227
CIMIC Group Ltd.	341,617	7,942,466
Dexus Property Group	315,714	2,598,891
Fortescue Metals Group Ltd.	3,467,681	26,140,623
Goodman Group	233,344	2,192,778
GPT Group (The)	224,713	885,155
LendLease Group	268,581	3,320,607
Mirvac Group	6,290,752	14,080,579
Newcrest Mining Ltd.	852,705	18,008,254
QBE Insurance Group Ltd.	96,533	872,317
Rio Tinto Ltd.	68,654	4,857,274
Scentre Group	745,361	2,005,957
South32 Ltd.	11,484,974	21,684,969
Stockland	403,495	1,309,165
Vicinity Centres	656,722	1,148,647
Washington H Soul Pattinson & Co., Ltd.	55,181	832,463
Total		175,734,147
Belgium 0.5%
Ageas	183,955	10,877,737
KBC Group NV	46,342	3,493,939
Total		14,371,676
Denmark 2.8%
Carlsberg A/S, Class B	16,494	2,461,498
Danske Bank A/S	198,827	3,216,683
H Lundbeck A/S	263,883	10,088,384
Novo Nordisk A/S, Class B	753,809	43,682,352
Pandora A/S	448,075	19,491,903
Vestas Wind Systems A/S	15,151	1,530,350
Total		80,471,170
Common Stocks (continued)
Issuer	Shares	Value ($)
Finland 1.4%
Fortum OYJ	821,521	20,277,962
KONE OYJ, Class B	101,403	6,630,523
Nokia OYJ	683,789	2,529,246
Orion Oyj, Class B	101,971	4,722,446
Sampo OYJ, Class A	136,801	5,973,160
Total		40,133,337
France 10.0%
AtoS	190,108	15,885,987
AXA SA	499,221	14,106,113
BNP Paribas SA	250,393	14,882,883
Bouygues SA	65,161	2,777,615
Capgemini SE	108,625	13,285,369
Carrefour SA	115,270	1,938,687
Cie de Saint-Gobain	284,986	11,674,698
CNP Assurances	106,157	2,115,195
Credit Agricole SA	190,766	2,775,902
Dassault Aviation SA	1,494	1,960,709
Dassault Systemes	56,173	9,264,355
Eiffage SA	57,180	6,560,082
Electricite de France SA	1,127,939	12,585,856
Engie SA	1,467,493	23,770,938
Gecina SA	7,424	1,329,069
Hermes International	2,583	1,934,947
Ingenico Group SA	33,291	3,621,339
Ipsen SA	51,230	4,547,523
Kering SA	5,589	3,682,677
Natixis SA	878,159	3,911,774
Orange SA	415,696	6,109,157
Peugeot SA	942,232	22,686,274
Publicis Groupe SA	113,415	5,142,398
Sanofi	235,921	23,692,947
Sartorius Stedim Biotech	5,629	934,345
Schneider Electric SE	244,357	25,105,173
SES SA FDR	189,132	2,651,867
Societe BIC SA	12,956	901,030
Societe Generale SA	182,453	6,367,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	109

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
STMicroelectronics NV	648,811	17,505,324
Total SA	101,198	5,615,529
Unibail-Rodamco-Westfield	30,682	4,840,610
VINCI SA	151,170	16,836,351
Total		290,999,965
Germany 9.0%
Adidas AG	97,746	31,774,160
Allianz SE, Registered Shares	146,260	35,837,763
Bayer AG, Registered Shares	418,095	33,989,720
Covestro AG	155,413	7,231,385
Deutsche Boerse AG	32,456	5,089,511
Deutsche Lufthansa AG, Registered Shares	251,323	4,626,127
Deutsche Wohnen SE	59,493	2,419,986
E.ON SE	1,581,682	16,903,242
Fresenius Medical Care AG & Co. KGaA	355,185	26,151,502
Fresenius SE & Co. KGaA	70,575	3,971,501
Hochtief AG	40,724	5,184,813
Infineon Technologies AG	871,401	19,688,747
KION Group AG	154,307	10,611,284
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	25,419	7,500,968
SAP SE	176,573	23,766,418
Siemens AG, Registered Shares	162,217	21,184,172
Siemens Healthineers AG	26,701	1,279,967
Vonovia SE	81,628	4,384,188
Total		261,595,454
Hong Kong 3.8%
CK Asset Holdings Ltd.	4,320,000	31,174,094
CK Hutchison Holdings Ltd.	120,000	1,144,258
CLP Holdings Ltd.	593,000	6,224,972
Henderson Land Development Co., Ltd.	2,328,900	11,428,040
HKT Trust & HKT Ltd.	3,442,000	4,850,768
Hong Kong Exchanges and Clearing Ltd.	198,500	6,448,815
Kerry Properties Ltd.	1,799,500	5,715,358
Link REIT (The)	152,500	1,615,582
New World Development Co., Ltd.	4,110,000	5,633,753
Sino Land Co., Ltd.	623,336	904,778
Sun Hung Kai Properties Ltd.	641,500	9,824,497
Swire Properties Ltd.	293,200	971,327
Common Stocks (continued)
Issuer	Shares	Value ($)
WH Group Ltd.	21,370,500	22,096,542
Yue Yuen Industrial Holdings Ltd.	1,064,000	3,140,177
Total		111,172,961
Isle of Man 0.0%
GVC Holdings PLC	76,187	892,310
Italy 2.8%
Assicurazioni Generali SpA	544,123	11,233,309
Enel SpA	2,850,217	22,641,626
Fiat Chrysler Automobiles NV	1,943,952	28,822,070
Intesa Sanpaolo SpA	2,878,357	7,582,140
Leonardo-Finmeccanica SpA	751,834	8,817,010
Poste Italiane SpA	224,067	2,546,045
Total		81,642,200
Japan 22.7%
Advantest Corp.	31,900	1,799,100
Alfresa Holdings Corp.	211,800	4,302,725
Alps Electric Co., Ltd.	422,400	9,588,200
Amada Holdings Co., Ltd.	133,800	1,521,808
Astellas Pharma, Inc.	2,324,200	39,674,065
Brother Industries Ltd.	329,800	6,811,438
Dai-ichi Life Holdings, Inc.	308,600	5,085,814
Dainippon Sumitomo Pharma Co., Ltd.	96,600	1,871,638
Daiwa House Industry Co., Ltd.	96,000	2,971,859
Fuji Electric Co., Ltd.	247,300	7,512,306
FUJIFILM Holdings Corp.	190,000	9,073,621
Fujitsu Ltd.	252,200	23,720,880
Hitachi High-Technologies Corp.	263,800	18,682,192
Hitachi Ltd.	773,900	32,655,290
Hoshizaki Corp.	23,500	2,095,264
Hoya Corp.	132,000	12,600,990
ITOCHU Corp.	705,800	16,358,104
Japan Airlines Co., Ltd.	1,127,600	35,108,820
JTEKT Corp.	65,800	777,303
Kajima Corp.	138,700	1,844,043
Kamigumi Co., Ltd.	458,200	10,072,095
KDDI Corp.	59,700	1,781,231
Koito Manufacturing Co., Ltd.	50,700	2,347,711
Konica Minolta, Inc.	389,400	2,536,586

The accompanying Notes to Financial Statements are an integral part of this statement.
110	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Kyocera Corp.	46,600	3,176,056
Kyushu Railway Co.	56,900	1,904,876
Marubeni Corp.	2,006,500	14,824,776
Mazda Motor Corp.	1,759,400	14,992,619
MinebeaMitsumi, Inc.	75,800	1,565,736
Mitsubishi Corp.	540,800	14,326,532
Mitsubishi Estate Co., Ltd.	210,500	4,027,892
Mitsubishi Heavy Industries Ltd.	189,900	7,363,726
Mitsui & Co., Ltd.	167,700	2,980,956
Mitsui Fudosan Co., Ltd.	150,500	3,678,209
MS&AD Insurance Group Holdings, Inc.	259,200	8,555,854
Nikon Corp.	1,033,500	12,639,354
Nintendo Co., Ltd.	64,200	25,677,442
Nippon Express Co., Ltd.	87,900	5,152,610
Nippon Prologis REIT, Inc.	602	1,533,240
Nippon Telegraph & Telephone Corp.	138,600	3,502,934
Nitto Denko Corp.	26,400	1,484,414
NTT DoCoMo, Inc.	226,800	6,317,772
Obayashi Corp.	465,300	5,167,931
Olympus Corp.	294,700	4,542,124
ORIX Corp.	250,100	4,144,499
Otsuka Corp.	32,800	1,309,866
Persol Holdings Co., Ltd.	190,800	3,575,812
Pola Orbis Holdings, Inc.	157,300	3,746,739
Renesas Electronics Corp.(a)	1,184,300	8,091,079
Resona Holdings, Inc.	4,711,900	20,536,964
Rohm Co., Ltd.	114,700	9,151,809
Sekisui House Ltd.	333,000	7,111,167
Seven & I Holdings Co., Ltd.	65,600	2,404,597
Shimamura Co., Ltd.	32,200	2,447,969
Shimizu Corp.	525,100	5,349,099
Shinsei Bank Ltd.	856,600	13,069,313
Shionogi & Co., Ltd.	459,600	28,431,555
Showa Denko KK	29,700	782,759
SoftBank Group Corp.	44,300	1,923,375
Sompo Holdings, Inc.	79,200	3,110,153
Sony Corp.	462,100	31,375,535
Sumco Corp.	754,800	12,506,116
Sumitomo Corp.	1,275,600	18,946,926
Common Stocks (continued)
Issuer	Shares	Value ($)
Sumitomo Heavy Industries Ltd.	414,400	11,770,952
Sumitomo Mitsui Financial Group, Inc.	83,000	3,065,636
Sumitomo Mitsui Trust Holdings, Inc.	121,900	4,818,824
Sumitomo Realty & Development Co., Ltd.	59,500	2,075,925
Sundrug Co., Ltd.	78,300	2,833,048
Suzuken Co., Ltd.	71,800	2,926,418
Sysmex Corp.	25,300	1,722,549
Taiheiyo Cement Corp.	107,500	3,155,460
Taisei Corp.	163,300	6,764,057
Taisho Pharmaceutical Holdings Co., Ltd.	11,500	848,644
Teijin Ltd.	110,200	2,058,773
Tokyo Electron Ltd.	179,600	39,212,078
Toshiba Corp.	101,400	3,441,693
Toyota Tsusho Corp.	57,900	2,033,890
Total		658,951,415
Macau 0.3%
Wynn Macau Ltd.	3,208,800	7,906,886
Netherlands 4.8%
ASML Holding NV	121,817	36,064,723
ING Groep NV	655,105	7,875,942
Koninklijke Ahold Delhaize NV	1,505,044	37,735,060
Koninklijke Philips NV	769,825	37,631,902
Prosus NV(a)	60,108	4,498,578
Randstad NV	39,368	2,412,280
Unilever NV(a)	43,773	2,512,164
Wolters Kluwer NV	143,615	10,486,123
Total		139,216,772
Singapore 0.9%
Ascendas Real Estate Investment Trust	668,600	1,477,174
ComfortDelGro Corp., Ltd.	5,728,900	10,136,764
Genting Singapore Ltd.	1,357,400	929,533
Yangzijiang Shipbuilding Holdings Ltd.	14,818,100	12,351,891
Total		24,895,362
Spain 3.1%
ACS Actividades de Construccion y Servicios SA	154,520	6,198,440
Banco Bilbao Vizcaya Argentaria SA	2,941,649	16,515,383
Enagas SA	382,349	9,752,751
Endesa SA	697,403	18,623,961

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	111

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Iberdrola SA	1,573,597	16,216,812
Naturgy Energy Group SA	184,398	4,643,330
Red Electrica Corp. SA	870,683	17,544,056
Total		89,494,733
Sweden 3.6%
Essity AB, Class B	168,299	5,420,277
Investor AB, Class B	77,651	4,239,265
Lundin Petroleum AB	39,752	1,349,757
Sandvik AB	828,412	16,135,285
Skandinaviska Enskilda Banken AB, Class A	532,605	5,008,552
Skanska AB, Class B	122,651	2,774,564
Swedish Match AB	654,278	33,706,257
Telefonaktiebolaget LM Ericsson, Class B	2,994,241	26,163,126
Volvo AB, B Shares	557,031	9,325,363
Total		104,122,446
Switzerland 10.3%
Adecco Group AG, Registered Shares	241,188	15,248,447
Coca-Cola HBC AG	233,623	7,940,845
LafargeHolcim Ltd., Registered Shares(a)	52,316	2,902,360
Nestlé SA, Registered Shares	775,240	83,931,569
Novartis AG, Registered Shares	460,258	43,581,650
Roche Holding AG, Genusschein Shares	243,733	79,213,911
Sonova Holding AG	159,807	36,533,247
Swiss Life Holding AG, Registered Shares	2,966	1,487,954
UBS AG(a)	1,480,211	18,679,357
Zurich Insurance Group AG	22,019	9,032,185
Total		298,551,525
United Kingdom 14.7%
3i Group PLC	110,213	1,603,789
Anglo American PLC	445,471	12,797,464
Antofagasta PLC	261,808	3,169,903
Ashtead Group PLC	57,108	1,826,012
Associated British Foods PLC	195,712	6,732,670
AstraZeneca PLC	174,827	17,498,773
Auto Trader Group PLC	118,487	935,710
Aviva PLC	2,023,045	11,229,010
BAE Systems PLC	1,549,914	11,604,700
Barclays Bank PLC	6,301,007	15,024,598
Common Stocks (continued)
Issuer	Shares	Value ($)
Barratt Developments PLC	945,191	9,358,750
Berkeley Group Holdings PLC	128,838	8,292,311
BHP Group PLC	702,395	16,459,863
BP PLC	2,749,812	17,298,535
British American Tobacco PLC	259,892	11,045,952
BT Group PLC	4,235,349	10,792,478
Burberry Group PLC	306,280	8,942,033
Carnival PLC	116,237	5,571,654
Centrica PLC	5,774,350	6,830,292
Compass Group PLC	56,971	1,427,794
Diageo PLC	288,510	12,156,857
Direct Line Insurance Group PLC	1,983,755	8,207,886
Evraz PLC	1,559,243	8,349,464
Experian PLC	65,390	2,216,687
GlaxoSmithKline PLC	750,853	17,642,825
Glencore PLC(a)	4,453,401	13,866,642
HSBC Holdings PLC	2,887,012	22,600,809
Kingfisher PLC	1,727,943	4,974,279
Legal & General Group PLC	252,490	1,014,267
Lloyds Banking Group PLC	5,429,694	4,498,078
London Stock Exchange Group PLC	52,786	5,424,926
M&G PLC(a)	157,349	494,383
Marks & Spencer Group PLC	1,210,445	3,432,168
Meggitt PLC	466,465	4,062,895
Melrose Industries PLC	729,704	2,324,273
Micro Focus International PLC	250,391	3,514,395
National Grid PLC	80,540	1,006,522
Next PLC	67,949	6,331,673
Persimmon PLC	253,257	9,046,112
Prudential PLC	112,356	2,152,812
Reckitt Benckiser Group PLC	45,932	3,730,987
RELX PLC	212,828	5,372,491
Rio Tinto PLC	334,844	19,821,079
Royal Bank of Scotland Group PLC	536,712	1,721,742
Royal Dutch Shell PLC, Class A	568,397	16,832,636
Royal Dutch Shell PLC, Class B	789,013	23,420,806
Sage Group PLC (The)	530,084	5,258,799
Smith & Nephew PLC	106,193	2,559,329
Standard Chartered PLC	351,474	3,311,971

The accompanying Notes to Financial Statements are an integral part of this statement.
112	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Standard Life Aberdeen PLC	2,149,567	9,351,964
Taylor Wimpey PLC	3,424,988	8,781,919
Unilever PLC	169,581	9,707,267
Vodafone Group PLC	1,616,677	3,138,576
Whitbread PLC	27,383	1,757,404
Total		426,527,214
Total Common Stocks (Cost $2,617,228,737)		2,806,679,573

Preferred Stocks 0.1%
Issuer	Shares	Value ($)
Germany 0.1%
Porsche Automobil Holding SE	25,531	1,894,356
Total Preferred Stocks (Cost $2,357,376)		1,894,356
Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	75,242,165	75,234,641
Total Money Market Funds (Cost $75,238,931)		75,234,641
Total Investments in Securities (Cost $2,694,825,044)		2,883,808,570
Other Assets & Liabilities, Net		18,325,218
Net Assets		$2,902,133,788

At December 31, 2019, securities and/or cash totaling $2,895,750 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	585	03/2020	USD	59,567,625	—	(136,875)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	68,812,009	231,080,485	(224,650,329)	75,242,165	847	(4,290)	1,589,631	75,234,641
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	113

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	—	72,823,708	—	72,823,708
Consumer Discretionary	—	264,589,967	—	264,589,967
Consumer Staples	—	250,101,016	—	250,101,016
Energy	—	65,349,726	—	65,349,726
Financials	—	356,693,426	—	356,693,426
Health Care	—	484,643,032	—	484,643,032
Industrials	—	455,058,630	—	455,058,630
Information Technology	—	354,862,139	—	354,862,139
Materials	—	201,988,249	—	201,988,249
Real Estate	—	123,547,360	—	123,547,360
Utilities	—	177,022,320	—	177,022,320
Total Common Stocks	—	2,806,679,573	—	2,806,679,573
Preferred Stocks
Consumer Discretionary	—	1,894,356	—	1,894,356
Total Preferred Stocks	—	1,894,356	—	1,894,356
Money Market Funds	75,234,641	—	—	75,234,641
Total Investments in Securities	75,234,641	2,808,573,929	—	2,883,808,570
Investments in Derivatives
Liability
Futures Contracts	(136,875)	—	—	(136,875)
Total	75,097,766	2,808,573,929	—	2,883,671,695
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2019
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	115

Portfolio of Investments
CTIVP® – CenterSquare Real Estate Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Real Estate 99.1%
Diversified REITs 5.9%
Empire State Realty Trust, Inc., Class A	446,100	6,227,556
Liberty Property Trust	139,000	8,346,950
STORE Capital Corp.	166,970	6,217,963
VEREIT, Inc.	1,174,020	10,847,944
Total Diversified REITs		31,640,413
Health Care REITs 13.0%
CareTrust REIT, Inc.	282,270	5,823,230
Diversified Healthcare Trust	368,750	3,112,250
Healthcare Trust of America, Inc., Class A	238,210	7,212,999
Healthpeak Properties, Inc.	654,440	22,558,547
Medical Properties Trust, Inc.	250,569	5,289,511
Omega Healthcare Investors, Inc.	172,900	7,322,315
Ventas, Inc.	322,390	18,614,799
Total Health Care REITs		69,933,651
Hotel & Resort REITs 5.1%
DiamondRock Hospitality Co.	344,250	3,814,290
Host Hotels & Resorts, Inc.	863,590	16,019,594
Park Hotels & Resorts, Inc.	302,250	7,819,208
Total Hotel & Resort REITs		27,653,092
Industrial REITs 10.1%
Americold Realty Trust	204,960	7,185,898
Industrial Logistics Properties Trust	150,750	3,379,815
ProLogis, Inc.	424,100	37,804,274
Rexford Industrial Realty, Inc.	136,042	6,213,038
Total Industrial REITs		54,583,025
Office REITs 10.8%
Boston Properties, Inc.	69,360	9,561,970
Brandywine Realty Trust	281,130	4,427,797
Columbia Property Trust, Inc.	359,400	7,515,054
Cousins Properties, Inc.	132,690	5,466,828
Hudson Pacific Properties, Inc.	147,140	5,539,821
JBG SMITH Properties	340,000	13,562,600
Kilroy Realty Corp.	142,670	11,970,013
Total Office REITs		58,044,083
Common Stocks (continued)
Issuer	Shares	Value ($)
Residential REITs 20.3%
American Homes 4 Rent, Class A	367,170	9,623,526
Apartment Investment & Management Co., Class A	186,510	9,633,242
AvalonBay Communities, Inc.	58,660	12,301,002
Equity Residential	264,530	21,405,768
Invitation Homes, Inc.	457,770	13,719,367
Mid-America Apartment Communities, Inc.	81,620	10,762,413
Sun Communities, Inc.	108,320	16,258,832
UDR, Inc.	338,822	15,822,987
Total Residential REITs		109,527,137
Retail REITs 14.0%
Brixmor Property Group, Inc.	237,610	5,134,752
National Retail Properties, Inc.	141,285	7,575,702
Realty Income Corp.	279,370	20,570,013
Regency Centers Corp.	119,990	7,570,169
Retail Opportunity Investments Corp.	366,620	6,474,509
Retail Properties of America, Inc., Class A	534,309	7,159,741
Simon Property Group, Inc.	115,004	17,130,996
Taubman Centers, Inc.	127,934	3,977,468
Total Retail REITs		75,593,350
Specialized REITs 19.9%
CyrusOne, Inc.	120,959	7,914,347
Digital Realty Trust, Inc.	98,310	11,771,639
Equinix, Inc.	55,860	32,605,482
Extra Space Storage, Inc.	103,420	10,923,220
Iron Mountain, Inc.	320,990	10,229,951
Life Storage, Inc.	52,259	5,658,605
Public Storage	59,563	12,684,537
SBA Communications Corp.	30,170	7,270,668
VICI Properties, Inc.	325,090	8,306,050
Total Specialized REITs		107,364,499
Total Real Estate		534,339,250
Total Common Stocks (Cost: $486,068,487)		534,339,250

The accompanying Notes to Financial Statements are an integral part of this statement.
116	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – CenterSquare Real Estate Fund, December 31, 2019
Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(b)	2,584,339	2,584,081
Total Money Market Funds (Cost: $2,584,113)		2,584,081
Total Investments in Securities (Cost $488,652,600)		536,923,331
Other Assets & Liabilities, Net		2,241,621
Net Assets		$539,164,952
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	2,630,396	54,013,326	(54,059,383)	2,584,339	(38)	(32)	56,557	2,584,081
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	117

Portfolio of Investments   (continued)
CTIVP® – CenterSquare Real Estate Fund, December 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Real Estate	534,339,250	—	—	534,339,250
Total Common Stocks	534,339,250	—	—	534,339,250
Money Market Funds	2,584,081	—	—	2,584,081
Total Investments in Securities	536,923,331	—	—	536,923,331
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
CTIVP® – DFA International Value Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Australia 6.8%
AMP Ltd.	418,618	563,124
Aurizon Holdings Ltd.	64,744	237,606
Australia & New Zealand Banking Group Ltd.	725,887	12,518,638
Bank of Queensland Ltd.	103,992	529,338
Bendigo & Adelaide Bank Ltd.	120,339	825,748
BlueScope Steel Ltd.	222,487	2,356,493
Boral Ltd.	287,870	905,663
Cleanaway Waste Management Ltd.	532,242	751,214
Crown Resorts Ltd.	54,441	459,003
Downer EDI Ltd.	233,646	1,337,952
Fortescue Metals Group Ltd.	398,213	3,001,872
Harvey Norman Holdings Ltd.	245,286	700,563
Incitec Pivot Ltd.	415,740	928,799
LendLease Group	100,070	1,237,218
National Australia Bank Ltd.	314,705	5,445,688
Newcrest Mining Ltd.	34,800	734,940
Oil Search Ltd.	433,161	2,208,706
Origin Energy Ltd.	310,579	1,841,498
QBE Insurance Group Ltd.	166,758	1,506,903
Qube Holdings Ltd.	81,490	188,134
Santos Ltd.	867,375	4,989,975
South32 Ltd.	1,978,874	3,736,345
Star Entertainment Group Ltd. (The)	215,065	693,800
Suncorp Group Ltd.	210,446	1,911,656
Tabcorp Holdings Ltd	335,046	1,065,147
Westpac Banking Corp.	785,529	13,414,282
Woodside Petroleum Ltd.	275,105	6,651,655
Worley Ltd.	55,297	597,349
Total		71,339,309
Austria 0.1%
Raiffeisen Bank International AG	36,844	922,185
Belgium 1.2%
Ageas	34,046	2,013,229
KBC Group NV	38,425	2,897,039
Solvay SA	35,165	4,092,957
Common Stocks (continued)
Issuer	Shares	Value ($)
UCB SA	40,193	3,198,341
Total		12,201,566
Denmark 1.8%
AP Moller - Maersk A/S, Class A	790	1,070,828
AP Moller - Maersk A/S, Class B	1,376	1,984,525
Carlsberg A/S, Class B	20,665	3,083,961
Danske Bank A/S	60,801	983,657
Demant A/S(a)	11,569	364,340
DSV PANALPINA A/S	26,852	3,094,781
H Lundbeck A/S	25,273	966,200
ISS A/S	65,130	1,562,784
Novozymes AS, Class B	3,346	163,738
Rockwool International A/S, Class B	1,734	411,179
Tryg AS	12,169	360,767
Vestas Wind Systems A/S	47,355	4,783,163
Total		18,829,923
Finland 0.7%
Fortum OYJ	54,270	1,339,570
Nordea Bank	256,504	2,084,586
Stora Enso OYJ, Class R	69,658	1,013,579
UPM-Kymmene OYJ	98,241	3,408,422
Total		7,846,157
France 11.4%
Amundi SA(b)	6,871	540,312
Arkema SA	28,261	3,021,879
AtoS	39,437	3,295,472
AXA SA	159,186	4,497,999
BNP Paribas SA	153,655	9,132,960
Bollore SA	164,194	717,513
Bouygues SA	103,371	4,406,391
Carrefour SA	279,515	4,701,069
Cie de Saint-Gobain	179,246	7,342,967
Cie Generale des Etablissements Michelin CSA	68,463	8,424,997
CNP Assurances	37,551	748,210
Credit Agricole SA	109,345	1,591,117
Electricite de France SA	132,766	1,481,440
Engie SA	296,321	4,799,906
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	119

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Faurecia SE	24,718	1,341,882
Iliad SA	971	126,300
Natixis SA	140,783	627,120
Orange SA	493,840	7,257,578
Peugeot SA	271,256	6,531,075
Publicis Groupe SA	17,955	814,105
Renault SA	96,311	4,573,564
Sanofi	2,196	220,539
SCOR SE	24,523	1,032,316
SES SA FDR	20,760	291,081
Societe Generale SA	249,565	8,709,315
Total SA	584,209	32,418,058
Valeo SA	33,353	1,182,140
Total		119,827,305
Germany 7.3%
Allianz SE, Registered Shares	4,856	1,189,855
BASF SE	2,489	187,513
Bayer AG, Registered Shares	106,285	8,640,614
Bayerische Motoren Werke AG	148,903	12,196,008
Commerzbank AG	269,653	1,665,382
Continental AG	16,908	2,185,025
Covestro AG	33,160	1,542,939
Daimler AG, Registered Shares	348,339	19,257,680
Deutsche Bank AG, Registered Shares	376,460	2,917,008
Deutsche Bank AG, Registered Shares	82,065	638,466
Deutsche Lufthansa AG, Registered Shares	148,505	2,733,546
Evonik Industries AG	43,510	1,328,897
Fraport AG Frankfurt Airport Services Worldwide	8,197	695,803
Hapag-Lloyd AG(b)	5,457	468,265
HeidelbergCement AG	69,472	5,048,175
Metro AG	21,106	339,621
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	12,684	3,742,959
RWE AG	136,354	4,178,157
Talanx AG	20,062	992,907
Telefonica Deutschland Holding AG	479,071	1,388,574
Uniper SE	86,051	2,844,126
Volkswagen AG	14,852	2,876,609
Total		77,058,129
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 3.0%
Bank of East Asia Ltd. (The)	51,800	115,650
BOC Aviation Ltd.(b)	79,000	803,449
Cathay Pacific Airways Ltd.	479,000	708,143
CK Asset Holdings Ltd.	146,500	1,057,177
CK Hutchison Holdings Ltd.	702,768	6,701,236
CK Infrastructure Holdings Ltd.	89,500	636,943
Guoco Group Ltd.	2,000	33,877
Hang Lung Group Ltd.	149,000	368,595
Hang Lung Properties Ltd.	378,000	829,992
Henderson Land Development Co., Ltd.	217,748	1,068,499
Kerry Properties Ltd.	264,500	840,074
MTR Corp.	238,342	1,408,486
New World Development Co., Ltd.	2,357,638	3,231,715
NWS Holdings Ltd.	381,296	534,410
PCCW Ltd.	250,000	147,924
Shangri-La Asia Ltd.	312,000	325,913
Sino Land Co., Ltd.	520,266	755,171
SJM Holdings Ltd.	796,000	906,376
Sun Hung Kai Properties Ltd.	281,976	4,318,430
Swire Pacific Ltd., Class A	251,000	2,331,713
Swire Pacific Ltd., Class B	460,000	688,670
WH Group Ltd.	1,857,000	1,920,090
Wharf Holdings Ltd. (The)	227,000	576,964
Wheelock & Co., Ltd.	164,000	1,093,271
Yue Yuen Industrial Holdings Ltd.	207,500	612,394
Total		32,015,162
Ireland 0.6%
AIB Group PLC	51,649	179,945
Bank of Ireland Group PLC	49,246	271,030
CRH PLC	66,293	2,658,941
CRH PLC, ADR	50,405	2,032,834
Flutter Entertainment PLC	6,369	774,064
Total		5,916,814
Israel 0.4%
Bank Hapoalim BM	165,574	1,375,058
Teva Pharmaceutical Industries Ltd., ADR(a)	301,949	2,959,100
Total		4,334,158

The accompanying Notes to Financial Statements are an integral part of this statement.
120	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Italy 2.4%
ENI SpA	215,740	3,350,707
Fiat Chrysler Automobiles NV	685,584	10,164,834
Fiat Chrysler Automobiles NV	3,688	54,177
Intesa Sanpaolo SpA	925,831	2,438,815
Mediobanca Banca di Credito Finanziario SpA	50,757	558,862
Telecom Italia SpA(a)	6,288,644	3,927,320
UniCredit SpA	319,785	4,674,288
Total		25,169,003
Japan 24.6%
Aeon Credit Service Co., Ltd.	30,000	472,699
AGC, Inc.	89,600	3,203,913
Air Water, Inc.	24,000	350,199
Aisin Seiki Co., Ltd.	58,600	2,170,526
Alfresa Holdings Corp.	33,500	680,554
Alps Electric Co., Ltd.	7,700	174,785
Amada Holdings Co., Ltd.	91,000	1,035,011
Aozora Bank Ltd.	18,400	486,105
Asahi Kasei Corp.	238,300	2,675,731
Bank of Kyoto Ltd. (The)	12,800	545,804
Brother Industries Ltd.	10,100	208,598
Canon Marketing Japan, Inc.	11,100	256,840
Chiba Bank Ltd. (The)	104,700	602,019
Chugoku Bank Ltd. (The)	39,900	404,377
Citizen Watch Co., Ltd.	45,300	246,708
Coca-Cola Bottlers Japan Holdings, Inc.	23,725	606,181
Concordia Financial Group Ltd.	209,000	858,299
Credit Saison Co., Ltd.	45,400	787,407
Dai Nippon Printing Co., Ltd.	51,100	1,382,130
Daicel Corp.	86,700	828,883
Daido Steel Co., Ltd.	5,600	244,645
Dai-ichi Life Holdings, Inc.	179,900	2,964,802
Daio Paper Corp.	12,800	174,492
Daiwa Securities Group, Inc.	210,700	1,063,700
DeNA Co., Ltd.	12,000	193,407
Denka Co., Ltd.	25,800	766,973
Denso Corp.	92,900	4,195,581
Dentsu Group, Inc.	49,700	1,712,456
DIC Corp.	19,400	535,409
Common Stocks (continued)
Issuer	Shares	Value ($)
Dowa Holdings	19,100	709,025
Ebara Corp.	28,900	872,639
Fuji Media Holdings, Inc.	11,100	157,602
FUJIFILM Holdings Corp.	3,100	148,043
Fukuoka Financial Group, Inc.	37,800	722,209
Fukuyama Transporting Co., Ltd.	4,900	177,964
Furukawa Electric Co., Ltd.	17,000	435,189
Fuyo General Lease Co., Ltd.	2,600	174,888
Glory Ltd.	9,800	296,147
Hachijuni Bank Ltd. (The)	73,000	317,525
Hankyu Hanshin Holdings, Inc.	29,700	1,270,438
Haseko Corp.	50,600	679,247
Heiwa Corp.	8,600	180,094
Hino Motors Ltd.	118,400	1,252,139
Hitachi Capital Corp.	22,100	580,245
Hitachi Ltd.	161,300	6,806,174
Hitachi Metals Ltd.	58,100	855,216
Honda Motor Co., Ltd.	494,500	13,995,111
Ibiden Co., Ltd.	17,700	421,397
Idemitsu Kosan Co., Ltd.	54,100	1,494,876
IHI Corp.	49,600	1,160,689
Iida Group Holdings Co., Ltd.	36,800	644,939
Inpex Corp.	296,800	3,074,768
Isetan Mitsukoshi Holdings Ltd.	77,900	699,520
Isuzu Motors Ltd.	227,600	2,690,407
ITOCHU Corp.	55,600	1,288,624
Itoham Yonekyu Holdings, Inc.	20,000	128,901
Iyo Bank Ltd. (The)	45,000	253,845
J. Front Retailing Co., Ltd.	74,400	1,037,677
Japan Post Holdings Co., Ltd.	131,400	1,235,747
JFE Holdings, Inc.	202,900	2,603,499
JGC Holdings Corp.	26,500	421,775
JSR Corp.	66,900	1,223,777
JTEKT Corp.	101,000	1,193,124
JXTG Holdings, Inc.	767,600	3,483,813
Kajima Corp.	148,900	1,979,654
Kamigumi Co., Ltd.	27,100	595,709
Kandenko Co., Ltd.	21,400	205,126
Kaneka Corp.	22,400	717,391

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	121

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Kawasaki Heavy Industries Ltd.	50,900	1,112,507
Kinden Corp.	31,300	486,322
Kobe Steel Ltd.	119,700	641,371
Kokuyo Co., Ltd.	6,100	91,005
Konica Minolta, Inc.	281,400	1,833,065
K’s Holdings Corp.	46,800	611,859
Kuraray Co., Ltd.	149,800	1,815,255
Kyocera Corp.	25,900	1,765,233
Kyushu Financial Group, Inc.	52,800	227,063
LIXIL Group Corp.	52,000	897,357
Mabuchi Motor Co., Ltd.	3,500	132,144
Maeda Corp.	10,000	97,353
Maeda Road Construction Co., Ltd.	11,700	285,640
Marubeni Corp.	260,900	1,927,627
Maruichi Steel Tube Ltd.	8,000	224,820
Mazda Motor Corp.	265,500	2,262,442
Mebuki Financial Group, Inc.	71,250	181,656
Medipal Holdings Corp.	27,200	600,314
Mitsubishi Chemical Holdings Corp.	317,300	2,364,261
Mitsubishi Corp.	225,400	5,971,154
Mitsubishi Gas Chemical Co., Inc.	42,600	648,976
Mitsubishi Heavy Industries Ltd.	80,200	3,109,904
Mitsubishi Logistics Corp.	12,000	312,141
Mitsubishi Materials Corp.	53,000	1,438,404
Mitsubishi Motors Corp.	240,600	1,002,886
Mitsubishi Tanabe Pharma Corp.	20,100	368,736
Mitsubishi UFJ Financial Group, Inc.	998,600	5,398,768
Mitsubishi UFJ Lease & Finance Co., Ltd.	288,900	1,859,849
Mitsui & Co., Ltd.	136,400	2,424,582
Mitsui Chemicals, Inc.	75,600	1,841,565
Mitsui Fudosan Co., Ltd.	136,700	3,340,938
Mitsui OSK Lines Ltd.	39,900	1,097,268
Mizuho Financial Group, Inc.	1,940,200	2,988,722
MS&AD Insurance Group Holdings, Inc.	79,200	2,614,289
Nagase & Co., Ltd.	19,500	289,183
NEC Corp.	27,900	1,154,627
NGK Insulators Ltd.	79,400	1,381,244
NGK Spark Plug Co., Ltd.	39,100	757,915
NH Foods Ltd.	18,600	770,476
Common Stocks (continued)
Issuer	Shares	Value ($)
NHK Spring Co., Ltd.	96,800	876,076
Nikkon Holdings Co., Ltd.	8,100	202,516
Nikon Corp.	132,400	1,619,207
Nippo Corp.	27,200	584,477
Nippon Electric Glass Co., Ltd.	18,100	401,819
Nippon Express Co., Ltd.	31,600	1,852,361
Nippon Kayaku Co., Ltd.	16,400	203,102
Nippon Paper Industries Co., Ltd.	66,000	1,113,847
Nippon Shokubai Co., Ltd.	10,200	632,079
Nippon Steel Corp.	207,000	3,120,096
Nippon Yusen KK	73,800	1,330,147
Nipro Corp.	14,800	178,038
Nissan Motor Co., Ltd.	697,900	4,044,148
NOK Corp.	39,200	584,700
Nomura Holdings, Inc.	278,600	1,433,617
Nomura Real Estate Holdings, Inc.	51,800	1,242,438
NSK Ltd.	147,600	1,395,293
Obayashi Corp.	255,300	2,835,531
Oji Holdings Corp.	355,100	1,920,376
ORIX Corp.	325,200	5,389,009
Panasonic Corp.	72,800	682,805
Rengo Co., Ltd.	55,900	425,879
Resona Holdings, Inc.	288,150	1,255,911
Ricoh Co., Ltd.	273,600	2,977,180
Rohm Co., Ltd.	11,300	901,617
Sankyo Co., Ltd.	5,000	166,064
Sega Sammy Holdings, Inc.	9,700	140,453
Seiko Epson Corp.	23,400	353,313
Seino Holdings Corp.	36,000	486,380
Sekisui House Ltd.	70,600	1,507,653
Shimamura Co., Ltd.	3,600	273,686
Shimizu Corp.	234,400	2,387,790
Shinsei Bank Ltd.	33,400	509,590
Shizuoka Bank Ltd. (The)	80,000	595,060
Showa Denko KK	40,100	1,056,856
SoftBank Group Corp.	88,600	3,846,750
Sojitz Corp.	278,700	898,277
Sompo Holdings, Inc.	36,400	1,429,414
Subaru Corp.	4,800	118,895

The accompanying Notes to Financial Statements are an integral part of this statement.
122	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Sumitomo Chemical Co., Ltd.	613,500	2,785,637
Sumitomo Corp.	198,200	2,943,933
Sumitomo Electric Industries Ltd.	259,900	3,903,219
Sumitomo Forestry Co., Ltd.	47,000	692,124
Sumitomo Heavy Industries Ltd.	33,300	945,880
Sumitomo Metal Mining Co., Ltd.	33,400	1,075,480
Sumitomo Mitsui Financial Group, Inc.	257,700	9,518,245
Sumitomo Mitsui Trust Holdings, Inc.	49,800	1,968,642
Sumitomo Osaka Cement Co., Ltd.	13,000	566,257
Sumitomo Rubber Industries Ltd.	92,600	1,129,141
Suzuken Co., Ltd.	17,200	701,036
T&D Holdings, Inc.	148,300	1,875,358
Taiheiyo Cement Corp.	42,100	1,235,766
Taisho Pharmaceutical Holdings Co., Ltd.	4,700	346,837
Takashimaya Co., Ltd.	33,000	370,167
Takeda Pharmaceutical Co., Ltd.	4,727	186,963
Teijin Ltd.	67,900	1,268,518
THK Co., Ltd.	11,300	303,385
Toda Corp.	55,100	363,705
Toho Holdings Co., Ltd.	13,000	288,027
Tokai Carbon Co., Ltd.	50,500	503,790
Tokio Marine Holdings, Inc.	3,900	218,356
Tokyo Broadcasting System Holdings, Inc.	6,900	117,147
Tokyo Tatemono Co., Ltd.	45,300	707,079
Tokyu Fudosan Holdings Corp	249,200	1,720,804
Toppan Printing Co., Ltd.	50,400	1,041,176
Toray Industries, Inc.	218,900	1,483,162
Tosoh Corp.	107,100	1,649,960
Toyo Seikan Group Holdings Ltd.	34,200	588,726
Toyo Tire Corp.	16,400	235,227
Toyoda Gosei Co., Ltd.	29,600	739,094
Toyota Boshoku Corp.	22,000	353,254
Toyota Industries Corp.	24,500	1,409,732
Toyota Motor Corp.	214,174	15,091,023
Toyota Tsusho Corp.	43,600	1,531,565
TS Tech Co., Ltd.	9,500	294,870
Tsumura & Co.	3,600	105,293
Ube Industries Ltd.	35,100	760,205
Universal Entertainment Corp.(a)	2,800	95,230
Common Stocks (continued)
Issuer	Shares	Value ($)
Wacoal Holdings Corp.	2,500	67,039
Yamada Denki Co., Ltd.	172,900	917,413
Yamaguchi Financial Group, Inc.	49,100	332,062
Yamaha Motor Co., Ltd.	74,300	1,488,451
Yokohama Rubber Co., Ltd. (The)	52,600	1,020,174
Zeon Corp.	44,400	552,539
Total		258,806,449
Netherlands 3.8%
ABN AMRO Bank NV	54,075	985,589
Aegon NV	344,828	1,578,488
Akzo Nobel NV	4,501	459,660
ArcelorMittal SA	149,147	2,627,922
ING Groep NV	492,061	5,915,760
Koninklijke Ahold Delhaize NV	451,298	11,315,123
Koninklijke DSM NV	68,403	8,943,394
Koninklijke Philips NV	74,332	3,633,624
Koninklijke Vopak NV	6,435	349,680
NN Group NV	40,312	1,532,775
Randstad NV	43,485	2,664,550
Total		40,006,565
New Zealand 0.3%
Air New Zealand Ltd.	217,789	429,583
Auckland International Airport Ltd.	152,420	898,422
EBOS Group Ltd.	21,714	354,670
Fletcher Building Ltd.	284,274	974,402
Fonterra Co-operative Group Ltd.(a)	28,970	78,986
Ryman Healthcare Ltd.	12,292	135,096
Total		2,871,159
Norway 0.9%
DNB ASA	176,873	3,309,807
Equinor ASA	25,844	515,388
Norsk Hydro ASA	394,406	1,466,643
SpareBank 1 SR-Bank ASA	22,923	261,103
Storebrand ASA	119,453	941,060
Subsea 7 SA	63,896	764,396
Yara International ASA	53,395	2,224,638
Total		9,483,035

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	123

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Portugal 0.1%
Banco Espirito Santo SA, Registered Shares(a),(c),(d)	533,756	1
EDP Renovaveis SA	110,634	1,303,031
Total		1,303,032
Singapore 1.1%
CapitaLand Ltd.	686,900	1,916,807
City Developments Ltd.	171,000	1,391,741
Frasers Property Ltd.	88,900	111,707
Hongkong Land Holdings Ltd.	228,500	1,314,345
Keppel Corp., Ltd.	525,500	2,647,768
Olam International Ltd.	146,000	196,491
Oversea-Chinese Banking Corp., Ltd.	74,200	606,998
Singapore Airlines Ltd.	314,500	2,114,478
UOL Group Ltd.	110,589	684,436
Wilmar International Ltd.	158,600	485,903
Total		11,470,674
Spain 2.6%
Banco Bilbao Vizcaya Argentaria SA	99,225	557,082
Banco de Sabadell SA	1,258,541	1,473,637
Banco Santander SA	5,794,934	24,296,701
Bankia SA	218,026	466,826
Repsol SA	24,972	392,314
Total		27,186,560
Sweden 2.9%
Billerudkorsnas AB	68,291	806,962
Boliden AB	121,841	3,235,935
Dometic Group AB(b)	78,183	788,581
Getinge AB, Series CPO	67,989	1,264,403
Holmen AB, Class B	21,821	664,324
ICA Gruppen AB	12,916	603,332
Intrum Justitia AB	12,516	373,355
Millicom International Cellular SA, SDR	12,641	607,070
Pandox AB	8,462	191,531
Peab AB, Class B	27,086	270,858
Saab AB, Class B	21,781	730,433
Skandinaviska Enskilda Banken AB, Class A	316,379	2,975,189
SKF AB, Class B	59,810	1,210,933
SSAB AB, Class A	55,958	196,622
Common Stocks (continued)
Issuer	Shares	Value ($)
SSAB AB, Class B	93,035	304,015
Svenska Cellulosa AB SCA, Class A	12,348	131,650
Svenska Cellulosa AB, Class B	115,131	1,167,499
Svenska Handelsbanken AB, Class A	142,930	1,539,393
Svenska Handelsbanken AB, Class B	6,408	70,729
Swedbank AB, Class A	112,226	1,668,350
Telia Co. AB	858,802	3,689,865
Trelleborg AB, Class B	72,040	1,296,858
Volvo AB	29,808	503,324
Volvo AB, B Shares	362,598	6,070,323
Total		30,361,534
Switzerland 10.0%
ABB Ltd.	326,435	7,874,639
Adecco Group AG, Registered Shares	77,206	4,881,137
Alcon, Inc.(a)	36,402	2,061,868
Baloise Holding AG, Registered Shares	10,046	1,818,180
Banque Cantonale Vaudoise, Registered Shares	251	204,887
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	88,345
Cie Financiere Richemont SA, Class A, Registered Shares	111,611	8,722,503
Clariant AG, Registered Shares(a)	9,546	213,338
Credit Suisse Group AG, Registered Shares(a)	200,945	2,716,310
Helvetia Holding AG, Registered Shares, ADR	3,600	508,497
Julius Baer Group Ltd.(a)	60,341	3,110,755
LafargeHolcim Ltd., Registered Shares(a)	85,157	4,724,296
Lonza Group AG, Registered Shares(a)	31,663	11,550,897
Novartis AG, Registered Shares	140,882	13,340,061
Swatch Group AG (The)	14,518	4,053,504
Swatch Group AG (The), Registered Shares	20,398	1,079,050
Swiss Life Holding AG, Registered Shares	9,404	4,717,708
Swiss Prime Site AG(a)	9,545	1,104,301
Swiss Re AG	24,007	2,697,007
Swisscom AG	11,009	5,827,899
UBS AG(a)	564,863	7,128,225
UBS Group AG, Registered Shares(a)	62,395	784,929
Vifor Pharma AG	11,190	2,042,235
Zurich Insurance Group AG	34,606	14,195,367
Total		105,445,938

The accompanying Notes to Financial Statements are an integral part of this statement.
124	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 15.5%
3i Group PLC	8,266	120,285
Anglo American PLC	189,686	5,449,288
Antofagasta PLC	87,027	1,053,700
Aviva PLC	1,700,794	9,440,340
Barclays Bank PLC	1,597,813	3,809,946
Barclays Bank PLC, ADR	48,683	463,462
Barratt Developments PLC	344,717	3,413,194
BP PLC, ADR	320,967	12,113,295
British American Tobacco PLC	210,063	8,928,116
British American Tobacco, ADR	44,030	1,869,514
Carnival PLC	23,594	1,130,945
Glencore PLC(a)	2,394,334	7,455,285
HSBC Holdings PLC, ADR	402,185	15,721,412
Investec PLC	242,867	1,427,274
J. Sainsbury PLC	1,039,414	3,169,434
Kingfisher PLC	853,016	2,455,602
Lloyds Banking Group PLC	17,838,277	14,777,620
Melrose Industries PLC	244,270	778,055
Micro Focus International PLC, ADR	26,899	377,393
Pearson PLC, ADR	105,480	889,196
Phoenix Group Holdings PLC	86,603	860,373
Royal Bank of Scotland Group PLC	530,151	1,700,695
Royal Bank of Scotland Group PLC, ADR	226,371	1,457,829
Royal Dutch Shell PLC, ADR, Class A	205,825	12,139,558
Royal Dutch Shell PLC, ADR, Class B	282,991	16,970,970
Royal Dutch Shell PLC, Class B	241,675	7,173,802
Standard Chartered PLC	553,688	5,217,452
Standard Life Aberdeen PLC	477,536	2,077,581
Vodafone Group PLC	8,704,888	16,899,448
Common Stocks (continued)
Issuer	Shares	Value ($)
WPP PLC	192,576	2,709,980
WPP PLC, ADR	6,362	447,185
Total		162,498,229
Total Common Stocks (Cost $1,035,370,977)		1,024,892,886

Preferred Stocks 1.7%
Issuer	Shares	Value ($)
Germany 1.7%
BMW AG	19,402	1,194,427
Porsche Automobil Holding SE	35,735	2,651,475
Volkswagen AG	71,907	14,154,054
Total		17,999,956
Total Preferred Stocks (Cost $20,252,911)		17,999,956

Rights 0.0%
Issuer	Shares	Value ($)
Spain 0.0%
Repsol SA(a)	24,972	11,849
Total Rights (Cost $11,801)		11,849

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(e),(f)	4,382,833	4,382,395
Total Money Market Funds (Cost $4,382,395)		4,382,395
Total Investments in Securities (Cost $1,060,018,084)		1,047,287,086
Other Assets & Liabilities, Net		4,518,848
Net Assets		$1,051,805,934

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $2,600,607, which represents 0.25% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	125

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2019
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	3,104,302	299,191,259	(297,912,728)	4,382,833	(11,263)	—	95,012	4,382,395
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	71,339,309	—	71,339,309
Austria	—	922,185	—	922,185
Belgium	—	12,201,566	—	12,201,566
Denmark	—	18,829,923	—	18,829,923
Finland	—	7,846,157	—	7,846,157
France	—	119,827,305	—	119,827,305
Germany	638,466	76,419,663	—	77,058,129
Hong Kong	—	32,015,162	—	32,015,162
Ireland	2,032,834	3,883,980	—	5,916,814
Israel	2,959,100	1,375,058	—	4,334,158
Italy	54,177	25,114,826	—	25,169,003
Japan	—	258,806,449	—	258,806,449
Netherlands	—	40,006,565	—	40,006,565
New Zealand	—	2,871,159	—	2,871,159
Norway	—	9,483,035	—	9,483,035
Portugal	—	1,303,031	1	1,303,032
Singapore	—	11,470,674	—	11,470,674
Spain	—	27,186,560	—	27,186,560
Sweden	—	30,361,534	—	30,361,534
Switzerland	784,929	104,661,009	—	105,445,938
United Kingdom	62,449,814	100,048,415	—	162,498,229
Total Common Stocks	68,919,320	955,973,565	1	1,024,892,886
Preferred Stocks
Germany	—	17,999,956	—	17,999,956
Total Preferred Stocks	—	17,999,956	—	17,999,956
Rights
Spain	—	11,849	—	11,849
Total Rights	—	11,849	—	11,849
Money Market Funds	4,382,395	—	—	4,382,395
Total Investments in Securities	73,301,715	973,985,370	1	1,047,287,086
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would have resulted in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	127

Portfolio of Investments
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 9.1%
Entertainment 0.6%
Netflix, Inc.(a)	12,642	4,090,572
Spotify Technology SA(a)	17,190	2,570,764
Take-Two Interactive Software, Inc.(a)	48,032	5,880,558
Total		12,541,894
Interactive Media & Services 7.4%
Alphabet, Inc., Class A(a)	24,984	33,463,320
Alphabet, Inc., Class C(a)	25,661	34,309,270
Facebook, Inc., Class A(a)	401,955	82,501,264
IAC/InterActiveCorp(a)	100	24,911
Total		150,298,765
Media 1.1%
Cable One, Inc.	1,553	2,311,594
Charter Communications, Inc., Class A(a)	8,110	3,933,999
Comcast Corp., Class A	190,460	8,564,986
Interpublic Group of Companies, Inc. (The)	7,580	175,098
Nexstar Media Group, Inc., Class A	16,370	1,919,383
Sinclair Broadcast Group, Inc., Class A	133,589	4,453,857
Total		21,358,917
Total Communication Services		184,199,576
Consumer Discretionary 13.9%
Automobiles 0.0%
Tesla Motors, Inc.(a)	100	41,833
Distributors 0.4%
Pool Corp.	39,413	8,370,533
Diversified Consumer Services 0.3%
Grand Canyon Education, Inc.(a)	15,100	1,446,429
H&R Block, Inc.	237,869	5,585,164
Total		7,031,593
Hotels, Restaurants & Leisure 2.8%
Chipotle Mexican Grill, Inc.(a)	1,441	1,206,276
Darden Restaurants, Inc.	5,530	602,825
Domino’s Pizza, Inc.	10,024	2,944,851
Dunkin’ Brands Group, Inc.	13,310	1,005,437
Hilton Worldwide Holdings, Inc.	70,754	7,847,326
Common Stocks (continued)
Issuer	Shares	Value ($)
Planet Fitness, Inc., Class A(a)	25,530	1,906,580
Starbucks Corp.	226,931	19,951,774
Yum China Holdings, Inc.	227,850	10,939,079
Yum! Brands, Inc.	97,341	9,805,159
Total		56,209,307
Household Durables 0.9%
Lennar Corp., Class A	9,170	511,594
Lennar Corp., Class B	2,470	110,409
NVR, Inc.(a)	4,435	16,890,299
Tempur Sealy International, Inc.(a)	10,870	946,342
Total		18,458,644
Internet & Direct Marketing Retail 3.7%
Amazon.com, Inc.(a)	40,518	74,870,781
Multiline Retail 0.9%
Dollar General Corp.	12,810	1,998,104
Nordstrom, Inc.	14,850	607,810
Ollie’s Bargain Outlet Holdings, Inc.(a)	520	33,961
Target Corp.	125,990	16,153,178
Total		18,793,053
Specialty Retail 3.6%
AutoZone, Inc.(a)	15,930	18,977,568
Best Buy Co., Inc.	100	8,780
Burlington Stores, Inc.(a)	7,420	1,691,983
Five Below, Inc.(a)	4,310	551,077
Home Depot, Inc. (The)	73,480	16,046,562
Lowe’s Companies, Inc.	146,690	17,567,595
TJX Companies, Inc. (The)	192,704	11,766,506
Tractor Supply Co.	45,510	4,252,454
Williams-Sonoma, Inc.	15,830	1,162,555
Total		72,025,080
The accompanying Notes to Financial Statements are an integral part of this statement.
128	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.3%
Carter’s, Inc.	2,975	325,286
lululemon athletica, Inc.(a)	27,240	6,310,691
Nike, Inc., Class B	178,260	18,059,521
Skechers U.S.A., Inc., Class A(a)	23,434	1,012,114
Total		25,707,612
Total Consumer Discretionary		281,508,436
Consumer Staples 4.4%
Beverages 2.1%
Coca-Cola Co. (The)	270,381	14,965,588
Monster Beverage Corp.(a)	168,180	10,687,839
PepsiCo, Inc.	127,152	17,377,864
Total		43,031,291
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	64,438	18,939,617
Sprouts Farmers Market, Inc.(a)	389,170	7,530,440
Total		26,470,057
Household Products 0.4%
Kimberly-Clark Corp.	2,140	294,357
Procter & Gamble Co. (The)	51,647	6,450,710
Total		6,745,067
Personal Products 0.6%
Estee Lauder Companies, Inc. (The), Class A	55,939	11,553,641
Herbalife Nutrition Ltd.(a)	25,010	1,192,227
Total		12,745,868
Total Consumer Staples		88,992,283
Financials 5.0%
Banks 0.8%
Prosperity Bancshares, Inc.	7,010	503,949
Western Alliance Bancorp	272,120	15,510,840
Total		16,014,789
Capital Markets 3.4%
Artisan Partners Asset Management, Inc., Class A	52,956	1,711,538
Eaton Vance Corp.	107,780	5,032,248
Evercore, Inc., Class A	160,966	12,033,818
LPL Financial Holdings, Inc.	81,620	7,529,445
Moody’s Corp.	45,690	10,847,263
MSCI, Inc.	30,485	7,870,617
Common Stocks (continued)
Issuer	Shares	Value ($)
S&P Global, Inc.	72,780	19,872,579
SEI Investments Co.	51,850	3,395,138
Total		68,292,646
Consumer Finance 0.6%
OneMain Holdings, Inc.	35,870	1,511,921
Synchrony Financial	294,347	10,599,435
Total		12,111,356
Insurance 0.2%
Aon PLC	5,540	1,153,927
Erie Indemnity Co., Class A	6,000	996,000
Kemper Corp.	31,850	2,468,375
Total		4,618,302
Total Financials		101,037,093
Health Care 15.6%
Biotechnology 4.7%
AbbVie, Inc.	482,169	42,691,243
Amgen, Inc.	82,138	19,801,008
Biogen, Inc.(a)	34,740	10,308,400
Incyte Corp.(a)	163,688	14,293,236
Ionis Pharmaceuticals, Inc.(a)	590	35,642
Neurocrine Biosciences, Inc.(a)	960	103,191
Regeneron Pharmaceuticals, Inc.(a)	540	202,759
Vertex Pharmaceuticals, Inc.(a)	40,680	8,906,886
Total		96,342,365
Health Care Equipment & Supplies 4.2%
Abbott Laboratories	112,840	9,801,282
Align Technology, Inc.(a)	16,030	4,473,011
Boston Scientific Corp.(a)	199,542	9,023,289
DexCom, Inc.(a)	24,600	5,381,004
Edwards Lifesciences Corp.(a)	50,189	11,708,592
IDEXX Laboratories, Inc.(a)	4,662	1,217,388
Intuitive Surgical, Inc.(a)	27,652	16,346,480
ResMed, Inc.	8,830	1,368,385
Stryker Corp.	36,900	7,746,786
Varian Medical Systems, Inc.(a)	99,370	14,111,534
West Pharmaceutical Services, Inc.	30,873	4,641,138
Total		85,818,889

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	129

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.5%
Anthem, Inc.	6,100	1,842,383
Chemed Corp.	24,813	10,899,358
HCA Healthcare, Inc.	77,380	11,437,538
UnitedHealth Group, Inc.	87,252	25,650,343
Total		49,829,622
Health Care Technology 0.3%
Veeva Systems Inc., Class A(a)	38,331	5,391,638
Life Sciences Tools & Services 0.9%
Bruker Corp.	156,137	7,958,303
Thermo Fisher Scientific, Inc.	30,563	9,929,002
Total		17,887,305
Pharmaceuticals 3.0%
Bristol-Myers Squibb Co.	29,290	1,880,125
Eli Lilly & Co.	99,816	13,118,817
Jazz Pharmaceuticals PLC(a)	640	95,539
Johnson & Johnson	108,747	15,862,925
Merck & Co., Inc.	329,947	30,008,680
Total		60,966,086
Total Health Care		316,235,905
Industrials 7.4%
Aerospace & Defense 2.8%
Boeing Co. (The)	18,220	5,935,347
Curtiss-Wright Corp.	67,880	9,563,613
HEICO Corp.	68,432	7,811,513
HEICO Corp., Class A	20,000	1,790,600
Hexcel Corp.	177,190	12,989,799
Huntington Ingalls Industries, Inc.	540	135,475
L3 Harris Technologies, Inc.	20,410	4,038,527
Lockheed Martin Corp.	36,760	14,313,609
TransDigm Group, Inc.	750	420,000
Total		56,998,483
Airlines 0.1%
United Airlines Holdings, Inc.(a)	30,920	2,723,743
Building Products 0.2%
Allegion PLC	16,370	2,038,720
Armstrong World Industries, Inc.	21,150	1,987,465
Total		4,026,185
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.3%
Cintas Corp.	470	126,468
Copart, Inc.(a)	33,480	3,044,671
Rollins, Inc.	86,898	2,881,538
Total		6,052,677
Construction & Engineering 0.2%
Quanta Services, Inc.	76,020	3,094,774
Electrical Equipment 1.2%
AMETEK, Inc.	28,059	2,798,605
Rockwell Automation, Inc.	108,690	22,028,202
Total		24,826,807
Industrial Conglomerates 0.7%
Honeywell International, Inc.	78,640	13,919,280
Roper Technologies, Inc.	2,589	917,101
Total		14,836,381
Machinery 0.4%
Dover Corp.	100	11,526
Illinois Tool Works, Inc.	34,734	6,239,269
Woodward, Inc.	16,560	1,961,366
Total		8,212,161
Professional Services 0.1%
Robert Half International, Inc.	26,560	1,677,264
Road & Rail 0.8%
Landstar System, Inc.	49,400	5,625,178
Union Pacific Corp.	61,020	11,031,806
Total		16,656,984
Trading Companies & Distributors 0.6%
MSC Industrial Direct Co., Inc., Class A	95,641	7,504,949
W.W. Grainger, Inc.	5,480	1,855,090
Watsco, Inc.	8,270	1,489,840
Total		10,849,879
Total Industrials		149,955,338
Information Technology 40.0%
Communications Equipment 1.0%
Cisco Systems, Inc.	375,690	18,018,092
Motorola Solutions, Inc.	18,170	2,927,914
Total		20,946,006

The accompanying Notes to Financial Statements are an integral part of this statement.
130	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.5%
CDW Corp.	40,650	5,806,446
Jabil, Inc.	514,172	21,250,729
Keysight Technologies, Inc.(a)	34,760	3,567,419
Zebra Technologies Corp., Class A(a)	290	74,077
Total		30,698,671
IT Services 8.1%
Accenture PLC, Class A	63,181	13,304,023
Akamai Technologies, Inc.(a)	41,545	3,588,657
Automatic Data Processing, Inc.	35,180	5,998,190
Booz Allen Hamilton Holdings Corp.	18,618	1,324,298
Euronet Worldwide, Inc.(a)	15,197	2,394,439
Fidelity National Information Services, Inc.	22,205	3,088,494
Fiserv, Inc.(a)	36,375	4,206,041
FleetCor Technologies, Inc.(a)	12,440	3,579,237
Genpact Ltd.	1,360	57,351
Global Payments, Inc.	16,010	2,922,786
GoDaddy, Inc., Class A(a)	104,954	7,128,476
MasterCard, Inc., Class A	126,903	37,891,967
Paychex, Inc.	37,510	3,190,601
PayPal Holdings, Inc.(a)	173,520	18,769,658
Sabre Corp.	31,970	717,407
VeriSign, Inc.(a)	59,440	11,452,899
Visa, Inc., Class A	243,876	45,824,300
Total		165,438,824
Semiconductors & Semiconductor Equipment 5.8%
Analog Devices, Inc.	13,598	1,615,986
Applied Materials, Inc.	41,570	2,537,433
Broadcom, Inc.	49,464	15,631,613
Entegris, Inc.	29,640	1,484,668
Lam Research Corp.	51,210	14,973,804
Monolithic Power Systems, Inc.	17,231	3,067,463
NVIDIA Corp.	107,689	25,339,222
QUALCOMM, Inc.	261,137	23,040,117
Teradyne, Inc.	176,488	12,034,717
Texas Instruments, Inc.	72,761	9,334,509
Universal Display Corp.	37,790	7,787,385
Total		116,846,917
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 14.1%
Adobe, Inc.(a)	51,589	17,014,568
Alteryx, Inc., Class A(a)	2,930	293,205
ANSYS, Inc.(a)	23,460	6,038,839
Aspen Technology, Inc.(a)	450	54,419
Atlassian Corp. PLC, Class A(a)	12,370	1,488,606
Autodesk, Inc.(a)	18,880	3,463,725
Cadence Design Systems, Inc.(a)	153,446	10,643,015
Dropbox, Inc., Class A(a)	38,500	689,535
Fair Isaac Corp.(a)	8,480	3,177,286
Fortinet, Inc.(a)	92,750	9,901,990
Intuit, Inc.	43,707	11,448,175
Manhattan Associates, Inc.(a)	71,670	5,715,682
Microsoft Corp.	1,012,631	159,691,909
Oracle Corp.	540,040	28,611,319
Paycom Software, Inc.(a)	11,270	2,983,845
Proofpoint, Inc.(a)	10,090	1,158,130
RingCentral, Inc., Class A(a)	10,840	1,828,383
Salesforce.com, Inc.(a)	77,841	12,660,060
ServiceNow, Inc.(a)	29,591	8,354,131
Total		285,216,822
Technology Hardware, Storage & Peripherals 9.5%
Apple, Inc.	626,374	183,934,725
NCR Corp.(a)	101,647	3,573,909
NetApp, Inc.	89,890	5,595,652
Total		193,104,286
Total Information Technology		812,251,526
Materials 1.8%
Chemicals 1.4%
CF Industries Holdings, Inc.	570	27,212
NewMarket Corp.	15,276	7,432,079
Scotts Miracle-Gro Co. (The), Class A	164,281	17,443,357
Sherwin-Williams Co. (The)	5,150	3,005,231
Total		27,907,879
Construction Materials 0.4%
Eagle Materials, Inc.	75,110	6,809,473
Vulcan Materials Co.	18,380	2,646,536
Total		9,456,009

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	131

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.0%
Southern Copper Corp.	10,620	451,137
Total Materials		37,815,025
Real Estate 2.0%
Equity Real Estate Investment Trusts (REITS) 1.9%
American Tower Corp.	90,420	20,780,324
Brookfield Property REIT, Inc.	72,230	1,332,282
Crown Castle International Corp.	38,980	5,541,007
CubeSmart	21,770	685,320
Equinix, Inc.	3,190	1,862,003
Life Storage, Inc.	13,440	1,455,283
Public Storage	4,950	1,054,152
Simon Property Group, Inc.	25,570	3,808,907
Taubman Centers, Inc.	77,084	2,396,542
Total		38,915,820
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	34,960	2,142,699
Total Real Estate		41,058,519
Total Common Stocks (Cost $1,568,362,071)		2,013,053,701

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	17,374,858	17,373,120
Total Money Market Funds (Cost $17,373,723)		17,373,120
Total Investments in Securities (Cost: $1,585,735,794)		2,030,426,821
Other Assets & Liabilities, Net		(960,512)
Net Assets		2,029,466,309

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	16,951,255	104,122,701	(103,699,098)	17,374,858	70	(603)	400,763	17,373,120
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
132	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	184,199,576	—	—	184,199,576
Consumer Discretionary	281,508,436	—	—	281,508,436
Consumer Staples	88,992,283	—	—	88,992,283
Financials	101,037,093	—	—	101,037,093
Health Care	316,235,905	—	—	316,235,905
Industrials	149,955,338	—	—	149,955,338
Information Technology	812,251,526	—	—	812,251,526
Materials	37,815,025	—	—	37,815,025
Real Estate	41,058,519	—	—	41,058,519
Total Common Stocks	2,013,053,701	—	—	2,013,053,701
Money Market Funds	17,373,120	—	—	17,373,120
Total Investments in Securities	2,030,426,821	—	—	2,030,426,821
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	133

Portfolio of Investments
CTIVP® – MFS® Value Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 3.4%
Diversified Telecommunication Services 0.5%
Verizon Communications, Inc.	119,120	7,313,968
Media 2.9%
Comcast Corp., Class A	959,916	43,167,423
Omnicom Group, Inc.	28,267	2,290,192
Total		45,457,615
Total Communication Services		52,771,583
Consumer Discretionary 1.2%
Auto Components 1.0%
Aptiv PLC	145,009	13,771,505
Lear Corp.	20,020	2,746,744
Total		16,518,249
Automobiles 0.1%
Harley-Davidson, Inc.	44,032	1,637,550
Textiles, Apparel & Luxury Goods 0.1%
Hanesbrands, Inc.	76,283	1,132,802
Total Consumer Discretionary		19,288,601
Consumer Staples 7.9%
Beverages 1.9%
Diageo PLC	523,357	22,052,533
PepsiCo, Inc.	60,235	8,232,318
Total		30,284,851
Food Products 3.0%
Archer-Daniels-Midland Co.	201,783	9,352,642
Danone SA	81,725	6,786,931
JM Smucker Co. (The)	49,688	5,174,011
Nestlé SA, Registered Shares	239,656	25,946,422
Total		47,260,006
Household Products 1.2%
Colgate-Palmolive Co.	41,731	2,872,762
Kimberly-Clark Corp.	38,036	5,231,852
Procter & Gamble Co. (The)	27,060	3,379,794
Reckitt Benckiser Group PLC	81,111	6,588,523
Total		18,072,931
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.8%
Altria Group, Inc.	143,943	7,184,195
Philip Morris International, Inc.	246,986	21,016,039
Total		28,200,234
Total Consumer Staples		123,818,022
Energy 3.3%
Oil, Gas & Consumable Fuels 3.3%
Chevron Corp.	98,964	11,926,152
EOG Resources, Inc.	132,880	11,130,029
Exxon Mobil Corp.	143,887	10,040,435
Pioneer Natural Resources Co.	40,079	6,066,758
Suncor Energy, Inc.	390,965	12,813,885
Total		51,977,259
Total Energy		51,977,259
Financials 30.1%
Banks 14.9%
Citigroup, Inc.	497,925	39,779,228
JPMorgan Chase & Co.	554,848	77,345,811
PNC Financial Services Group, Inc. (The)	144,528	23,071,005
Truist Financial Corp.	412,692	23,242,813
U.S. Bancorp	571,259	33,869,946
Wells Fargo & Co.	637,100	34,275,980
Total		231,584,783
Capital Markets 6.8%
Bank of New York Mellon Corp. (The)	265,706	13,372,983
BlackRock, Inc.	30,019	15,090,551
Goldman Sachs Group, Inc. (The)	112,583	25,886,209
Moody’s Corp.	52,167	12,384,968
Nasdaq, Inc.	169,343	18,136,635
State Street Corp.	164,615	13,021,047
T. Rowe Price Group, Inc.	63,930	7,789,231
Total		105,681,624
Consumer Finance 0.7%
American Express Co.	93,312	11,616,411
The accompanying Notes to Financial Statements are an integral part of this statement.
134	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 7.7%
Aon PLC	174,140	36,271,621
Chubb Ltd.	208,167	32,403,275
Marsh & McLennan Companies, Inc.	208,010	23,174,394
Travelers Companies, Inc. (The)	201,680	27,620,076
Total		119,469,366
Total Financials		468,352,184
Health Care 17.3%
Health Care Equipment & Supplies 6.0%
Abbott Laboratories	231,600	20,116,776
Danaher Corp.	183,491	28,162,199
Medtronic PLC	396,181	44,946,734
Total		93,225,709
Health Care Providers & Services 2.7%
Cigna Corp.	156,135	31,928,046
McKesson Corp.	74,159	10,257,673
Total		42,185,719
Life Sciences Tools & Services 1.4%
Thermo Fisher Scientific, Inc.	67,899	22,058,348
Pharmaceuticals 7.2%
Johnson & Johnson	359,712	52,471,190
Merck & Co., Inc.	194,315	17,672,949
Novartis AG, Registered Shares	37,432	3,544,421
Pfizer, Inc.	780,323	30,573,055
Roche Holding AG, Genusschein Shares	21,619	7,026,236
Total		111,287,851
Total Health Care		268,757,627
Industrials 16.3%
Aerospace & Defense 4.5%
Lockheed Martin Corp.	43,682	17,008,897
Northrop Grumman Corp.	89,049	30,630,185
United Technologies Corp.	151,319	22,661,533
Total		70,300,615
Building Products 1.2%
Johnson Controls International PLC	443,367	18,049,471
Electrical Equipment 1.2%
Eaton Corp. PLC	198,740	18,824,653
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 2.9%
3M Co.	78,334	13,819,684
Honeywell International, Inc.	176,369	31,217,313
Total		45,036,997
Machinery 3.9%
Illinois Tool Works, Inc.	147,067	26,417,645
Ingersoll-Rand PLC	122,060	16,224,215
Stanley Black & Decker, Inc.	106,823	17,704,844
Total		60,346,704
Professional Services 0.8%
Equifax, Inc.	93,716	13,131,486
Road & Rail 1.8%
Canadian National Railway Co.	95,585	8,645,663
Union Pacific Corp.	111,777	20,208,164
Total		28,853,827
Total Industrials		254,543,753
Information Technology 9.2%
IT Services 5.9%
Accenture PLC, Class A	201,949	42,524,401
Cognizant Technology Solutions Corp., Class A	96,193	5,965,890
Fidelity National Information Services, Inc.	147,129	20,464,173
Fiserv, Inc.(a)	203,064	23,480,290
Total		92,434,754
Semiconductors & Semiconductor Equipment 3.3%
Analog Devices, Inc.	83,893	9,969,844
NXP Semiconductors NV	56,334	7,169,065
Texas Instruments, Inc.	260,625	33,435,581
Total		50,574,490
Total Information Technology		143,009,244
Materials 4.0%
Chemicals 4.0%
Corteva, Inc.	60,820	1,797,839
DuPont de Nemours, Inc.	190,295	12,216,939
PPG Industries, Inc.	228,713	30,530,898
Sherwin-Williams Co. (The)	29,777	17,376,071
Total		61,921,747
Total Materials		61,921,747

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	135

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 0.3%
Equity Real Estate Investment Trusts (REITS) 0.3%
Public Storage	24,649	5,249,251
Total Real Estate		5,249,251
Utilities 6.0%
Electric Utilities 6.0%
Duke Energy Corp.	382,839	34,918,745
FirstEnergy Corp.	439,879	21,378,119
Southern Co. (The)	454,118	28,927,317
Xcel Energy, Inc.	117,418	7,454,869
Total		92,679,050
Total Utilities		92,679,050
Total Common Stocks (Cost $1,048,407,545)		1,542,368,321

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	16,906,901	16,905,211
Total Money Market Funds (Cost $16,905,492)		16,905,211
Total Investments in Securities (Cost: $1,065,313,037)		1,559,273,532
Other Assets & Liabilities, Net		(1,698,193)
Net Assets		1,557,575,339

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	17,817,869	450,890,444	(451,801,412)	16,906,901	(2,930)	(281)	271,933	16,905,211
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
136	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2019
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	52,771,583	—	—	52,771,583
Consumer Discretionary	19,288,601	—	—	19,288,601
Consumer Staples	62,443,613	61,374,409	—	123,818,022
Energy	51,977,259	—	—	51,977,259
Financials	468,352,184	—	—	468,352,184
Health Care	258,186,970	10,570,657	—	268,757,627
Industrials	254,543,753	—	—	254,543,753
Information Technology	143,009,244	—	—	143,009,244
Materials	61,921,747	—	—	61,921,747
Real Estate	5,249,251	—	—	5,249,251
Utilities	92,679,050	—	—	92,679,050
Total Common Stocks	1,470,423,255	71,945,066	—	1,542,368,321
Money Market Funds	16,905,211	—	—	16,905,211
Total Investments in Securities	1,487,328,466	71,945,066	—	1,559,273,532
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	137

Portfolio of Investments
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Communication Services 16.2%
Entertainment 7.7%
Spotify Technology SA(a)	614,725	91,932,124
Walt Disney Co. (The)	621,816	89,933,248
Total		181,865,372
Interactive Media & Services 8.5%
Alphabet, Inc., Class C(a)	49,906	66,725,320
Facebook, Inc., Class A(a)	183,532	37,669,943
Twitter, Inc.(a)	3,021,985	96,854,619
Total		201,249,882
Total Communication Services		383,115,254
Consumer Discretionary 13.0%
Hotels, Restaurants & Leisure 2.0%
Starbucks Corp.	546,520	48,050,038
Internet & Direct Marketing Retail 9.4%
Amazon.com, Inc.(a)	89,486	165,355,811
MercadoLibre, Inc.(a)	100,696	57,592,070
Total		222,947,881
Textiles, Apparel & Luxury Goods 1.6%
LVMH Moet Hennessy Louis Vuitton SE	78,777	36,706,451
Total Consumer Discretionary		307,704,370
Consumer Staples 1.6%
Personal Products 1.6%
Estee Lauder Companies, Inc. (The), Class A	180,848	37,352,346
Total Consumer Staples		37,352,346
Financials 4.5%
Capital Markets 4.5%
CME Group, Inc.	172,449	34,613,963
Intercontinental Exchange, Inc.	377,770	34,962,613
S&P Global, Inc.	138,155	37,723,223
Total		107,299,799
Total Financials		107,299,799
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.7%
Health Care Equipment & Supplies 7.3%
Danaher Corp.	267,878	41,113,915
Intuitive Surgical, Inc.(a)	222,998	131,825,268
Total		172,939,183
Health Care Technology 3.6%
Veeva Systems Inc., Class A(a)	594,814	83,666,537
Pharmaceuticals 2.8%
Zoetis, Inc.	502,018	66,442,083
Total Health Care		323,047,803
Industrials 11.8%
Aerospace & Defense 1.3%
HEICO Corp., Class A	353,640	31,661,389
Commercial Services & Supplies 4.7%
Copart, Inc.(a)	432,626	39,343,008
Rollins, Inc.	1,033,042	34,255,673
Waste Management, Inc.	316,983	36,123,383
Total		109,722,064
Industrial Conglomerates 1.5%
Roper Technologies, Inc.	102,194	36,200,181
Professional Services 1.6%
Verisk Analytics, Inc.	257,585	38,467,744
Road & Rail 2.7%
Union Pacific Corp.	354,265	64,047,569
Total Industrials		280,098,947
Information Technology 30.2%
Electronic Equipment, Instruments & Components 1.6%
Adyen NV(a)	45,940	37,790,059
IT Services 11.1%
Broadridge Financial Solutions, Inc.	287,633	35,534,181
Gartner, Inc.(a)	379,067	58,414,225
Okta, Inc.(a)	515,430	59,465,159
Shopify, Inc., Class A(a)	216,149	85,936,519
Twilio, Inc., Class A(a)	239,373	23,525,579
Total		262,875,663
The accompanying Notes to Financial Statements are an integral part of this statement.
138	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 17.5%
Atlassian Corp. PLC, Class A(a)	288,170	34,678,378
Autodesk, Inc.(a)	218,267	40,043,264
Coupa Software, Inc.(a)	424,357	62,062,211
Intuit, Inc.	140,221	36,728,086
ServiceNow, Inc.(a)	466,909	131,817,749
Workday, Inc., Class A(a)	654,693	107,664,264
Total		412,993,952
Total Information Technology		713,659,674
Materials 6.7%
Chemicals 5.2%
Ecolab, Inc.	631,783	121,927,801
Containers & Packaging 1.5%
Ball Corp.	556,753	36,005,217
Total Materials		157,933,018
Total Common Stocks (Cost $1,920,441,406)		2,310,211,211

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	50,987,032	50,981,933
Total Money Market Funds (Cost $50,982,496)		50,981,933
Total Investments in Securities (Cost: $1,971,423,902)		2,361,193,144
Other Assets & Liabilities, Net		3,194,009
Net Assets		2,364,387,153

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	48,921,503	836,175,843	(834,110,314)	50,987,032	2,954	(563)	1,370,659	50,981,933
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	139

Portfolio of Investments   (continued)
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	383,115,254	—	—	383,115,254
Consumer Discretionary	270,997,919	36,706,451	—	307,704,370
Consumer Staples	37,352,346	—	—	37,352,346
Financials	107,299,799	—	—	107,299,799
Health Care	323,047,803	—	—	323,047,803
Industrials	280,098,947	—	—	280,098,947
Information Technology	675,869,615	37,790,059	—	713,659,674
Materials	157,933,018	—	—	157,933,018
Total Common Stocks	2,235,714,701	74,496,510	—	2,310,211,211
Money Market Funds	50,981,933	—	—	50,981,933
Total Investments in Securities	2,286,696,634	74,496,510	—	2,361,193,144
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
140	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.6%
Issuer	Shares	Value ($)
Communication Services 5.6%
Diversified Telecommunication Services 1.9%
Verizon Communications, Inc.	641,011	39,358,076
Entertainment 0.8%
Walt Disney Co. (The)	108,186	15,646,941
Media 2.9%
Comcast Corp., Class A	557,345	25,063,805
Fox Corp., Class B	555,720	20,228,208
News Corp., Class A	936,925	13,248,119
Total		58,540,132
Total Communication Services		113,545,149
Consumer Discretionary 2.6%
Auto Components 0.7%
Magna International, Inc.	249,799	13,698,977
Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	331,177	16,833,727
Las Vegas Sands Corp.	193,199	13,338,459
Total		30,172,186
Leisure Products 0.2%
Mattel, Inc.(a)	278,785	3,777,537
Multiline Retail 0.2%
Kohl’s Corp.	108,056	5,505,453
Total Consumer Discretionary		53,154,153
Consumer Staples 8.8%
Beverages 0.7%
PepsiCo, Inc.	94,764	12,951,396
Food & Staples Retailing 1.2%
Walmart, Inc.	207,598	24,670,946
Food Products 4.1%
Bunge Ltd.	295,963	17,032,671
ConAgra Foods, Inc.	520,250	17,813,360
Tyson Foods, Inc., Class A	523,328	47,643,781
Total		82,489,812
Household Products 1.4%
Kimberly-Clark Corp.	209,648	28,837,082
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.4%
Philip Morris International, Inc.	340,594	28,981,144
Total Consumer Staples		177,930,380
Energy 8.4%
Oil, Gas & Consumable Fuels 8.4%
EQT Corp.	269,233	2,934,640
Equitrans Midstream Corp.	188,387	2,516,850
Exxon Mobil Corp.	458,045	31,962,380
Occidental Petroleum Corp.	588,013	24,232,016
Pioneer Natural Resources Co.	114,498	17,331,562
TC Energy Corp.	697,010	37,157,603
Total SA, ADR	949,866	52,527,590
Total		168,662,641
Total Energy		168,662,641
Financials 23.8%
Banks 11.6%
Citigroup, Inc.	148,510	11,864,464
Fifth Third Bancorp	1,097,929	33,750,338
JPMorgan Chase & Co.	555,186	77,392,928
Signature Bank	87,486	11,951,462
U.S. Bancorp	397,145	23,546,727
Wells Fargo & Co.	1,408,284	75,765,679
Total		234,271,598
Capital Markets 4.4%
Charles Schwab Corp. (The)	265,000	12,603,400
Franklin Resources, Inc.	309,831	8,049,409
Morgan Stanley	919,349	46,997,121
State Street Corp.	260,000	20,566,000
Total		88,215,930
Diversified Financial Services 0.7%
AXA Equitable Holdings, Inc.	546,425	13,540,412
Insurance 7.1%
American International Group, Inc.	887,301	45,545,160
Chubb Ltd.	277,540	43,201,877
Loews Corp.	86,841	4,558,284
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	141

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Marsh & McLennan Companies, Inc.	238,681	26,591,450
MetLife, Inc.	471,018	24,007,788
Total		143,904,559
Total Financials		479,932,499
Health Care 14.1%
Biotechnology 1.8%
AbbVie, Inc.	233,900	20,709,506
Gilead Sciences, Inc.	224,033	14,557,665
Total		35,267,171
Health Care Equipment & Supplies 4.9%
Becton Dickinson and Co.	66,362	18,048,473
Hologic, Inc.(a)	348,838	18,212,832
Medtronic PLC	412,884	46,841,690
Zimmer Biomet Holdings, Inc.	109,522	16,393,253
Total		99,496,248
Health Care Providers & Services 1.8%
CVS Health Corp.	480,142	35,669,749
Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc.	33,223	10,793,156
Pharmaceuticals 5.1%
Johnson & Johnson	310,528	45,296,719
Merck & Co., Inc.	126,413	11,497,262
Perrigo Co. PLC	274,897	14,201,179
Pfizer, Inc.	785,986	30,794,932
Total		101,790,092
Total Health Care		283,016,416
Industrials 11.2%
Aerospace & Defense 2.4%
Boeing Co. (The)	86,694	28,241,437
Raytheon Co.	94,248	20,710,056
Total		48,951,493
Air Freight & Logistics 1.8%
United Parcel Service, Inc., Class B	307,675	36,016,435
Airlines 1.1%
Southwest Airlines Co.	421,402	22,747,280
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 1.4%
Fortune Brands Home & Security, Inc.	215,735	14,096,125
Johnson Controls International PLC	340,420	13,858,498
Total		27,954,623
Commercial Services & Supplies 0.5%
Stericycle, Inc.(a)	160,591	10,247,312
Industrial Conglomerates 2.5%
General Electric Co.	4,558,331	50,870,974
Machinery 0.9%
Illinois Tool Works, Inc.	96,033	17,250,408
Professional Services 0.6%
Nielsen Holdings PLC	564,751	11,464,445
Total Industrials		225,502,970
Information Technology 9.8%
Communications Equipment 1.4%
Cisco Systems, Inc.	599,442	28,749,238
Electronic Equipment, Instruments & Components 0.7%
TE Connectivity Ltd.	146,123	14,004,428
IT Services 0.5%
Cognizant Technology Solutions Corp., Class A	146,229	9,069,123
Semiconductors & Semiconductor Equipment 5.1%
Applied Materials, Inc.	491,513	30,001,954
NXP Semiconductors NV	56,000	7,126,560
QUALCOMM, Inc.	472,608	41,698,204
Texas Instruments, Inc.	180,877	23,204,710
Total		102,031,428
Software 2.1%
Microsoft Corp.	272,280	42,938,556
Total Information Technology		196,792,773
Materials 3.6%
Chemicals 2.4%
CF Industries Holdings, Inc.	407,135	19,436,625
Dow, Inc.	192,563	10,538,973
DuPont de Nemours, Inc.	283,451	18,197,554
Total		48,173,152

The accompanying Notes to Financial Statements are an integral part of this statement.
142	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.2%
International Paper Co.	528,788	24,350,687
Total Materials		72,523,839
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
SL Green Realty Corp.	181,450	16,671,626
Weyerhaeuser Co.	879,793	26,569,748
Total		43,241,374
Total Real Estate		43,241,374
Utilities 6.5%
Electric Utilities 5.5%
Edison International	314,913	23,747,589
Evergy, Inc.	161,207	10,492,964
NextEra Energy, Inc.	110,034	26,645,834
Southern Co. (The)	778,099	49,564,906
Total		110,451,293
Multi-Utilities 1.0%
CenterPoint Energy, Inc.	432,750	11,801,092
Sempra Energy	58,937	8,927,777
Total		20,728,869
Total Utilities		131,180,162
Total Common Stocks (Cost $1,648,919,510)		1,945,482,356
Convertible Preferred Stocks 1.5%
Issuer		Shares	Value ($)
Health Care 0.2%
Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.	6.125%	74,448	4,871,364
Total Health Care			4,871,364
Utilities 1.3%
Electric Utilities 0.4%
Southern Co. (The)	6.750%	158,711	8,545,001
Multi-Utilities 0.9%
Sempra Energy	6.000%	116,592	13,996,363
Sempra Energy	6.750%	29,654	3,535,350
Total			17,531,713
Total Utilities			26,076,714
Total Convertible Preferred Stocks (Cost $26,337,062)			30,948,078

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	33,927,495	33,924,102
Total Money Market Funds (Cost $33,926,183)		33,924,102
Total Investments in Securities (Cost: $1,709,182,755)		2,010,354,536
Other Assets & Liabilities, Net		4,883,355
Net Assets		2,015,237,891

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	46,627,223	364,174,303	(376,874,031)	33,927,495	(965)	(2,081)	936,655	33,924,102
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	143

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	113,545,149	—	—	113,545,149
Consumer Discretionary	53,154,153	—	—	53,154,153
Consumer Staples	177,930,380	—	—	177,930,380
Energy	168,662,641	—	—	168,662,641
Financials	479,932,499	—	—	479,932,499
Health Care	283,016,416	—	—	283,016,416
Industrials	225,502,970	—	—	225,502,970
Information Technology	196,792,773	—	—	196,792,773
Materials	72,523,839	—	—	72,523,839
Real Estate	43,241,374	—	—	43,241,374
Utilities	131,180,162	—	—	131,180,162
Total Common Stocks	1,945,482,356	—	—	1,945,482,356
Convertible Preferred Stocks
Health Care	—	4,871,364	—	4,871,364
Utilities	—	26,076,714	—	26,076,714
Total Convertible Preferred Stocks	—	30,948,078	—	30,948,078
Money Market Funds	33,924,102	—	—	33,924,102
Total Investments in Securities	1,979,406,458	30,948,078	—	2,010,354,536
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
144	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 5.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO(a),(b)
Series 2015-AA Class AR
3-month USD LIBOR + 0.850% Floor 0.850% 01/15/2028	2.851%	6,750,000	6,749,946
BlueMountain CLO Ltd.(a),(b)
Series 2015-2A Class A1R
3-month USD LIBOR + 0.930% Floor 0.930% 07/18/2027	2.933%	7,250,000	7,251,465
Dryden CLO Ltd.(a),(b)
Series 2018-71A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 01/15/2029	3.136%	5,700,000	5,700,046
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	2.592%	3,090,000	3,065,497
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	2,527,709	2,540,375
Henderson Receivables LLC(a)
Series 2014-2A Class A
01/17/2073	3.610%	2,739,411	2,846,582
Higher Education Funding I(a),(b)
Series 2014-1 Class A
3-month USD LIBOR + 1.050% Floor 1.050% 05/25/2034	2.960%	2,758,655	2,758,646
LCM(a),(b)
Series 2019A Class AR
3-month USD LIBOR + 1.240% Floor 1.240% 07/15/2027	3.241%	8,000,000	8,001,856
Magnetite XXI Ltd.(a),(b)
Series 2019-21A Class A
3-month USD LIBOR + 1.280% Floor 1.280% 04/20/2030	3.909%	6,400,000	6,402,330
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	2.302%	5,827,207	5,724,464
Series 2014-2 Class A
1-month USD LIBOR + 0.640% Floor 0.640% 03/25/2083	2.432%	5,380,812	5,306,724
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	2.412%	5,673,282	5,573,651
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	2.412%	4,160,462	4,060,068
Series 2015-2 Class A3
1-month USD LIBOR + 0.570% Floor 0.570% 11/26/2040	2.362%	10,709,763	10,542,814
Navient Student Loan Trust(a),(b)
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	3.292%	7,950,000	8,114,298
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	2.842%	7,900,000	7,875,676
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	2.742%	4,345,000	4,259,950
Series 2019-4A Class A
1-month USD LIBOR + 0.870% Floor 0.870% 09/26/2067	2.662%	6,796,365	6,800,223
SLC Student Loan Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.210% Floor 0.210% 03/15/2055	2.104%	397,650	363,042
SLM Student Loan Trust(a),(b)
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% Floor 0.550% 10/25/2064	2.490%	7,800,000	7,663,371
Series 2009-3 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2045	2.542%	5,104,482	5,008,423
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% Floor 0.060% 01/25/2022	2.000%	11,753,289	11,415,172
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	145

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007-7 Class A4
3-month USD LIBOR + 0.330% 01/25/2022	2.270%	5,703,332	5,539,015
Series 2007-7 Class B
3-month USD LIBOR + 0.750% Floor 0.750% 10/27/2070	2.690%	1,990,000	1,785,965
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2022	3.590%	1,641,603	1,651,629
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	3.790%	5,860,000	5,756,332
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	3.040%	5,747,755	5,708,707
Series 2008-8 Class A4
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	3.440%	1,454,026	1,459,049
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	4.190%	5,775,000	5,714,126
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	2.110%	12,087,509	11,559,422
Total Asset-Backed Securities — Non-Agency (Cost $168,406,865)			167,198,864

Commercial Mortgage-Backed Securities - Agency 3.3%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series K151 Class A3
04/25/2030	3.511%	7,010,000	7,485,705
Series K155 Class A2
11/25/2032	3.750%	14,500,000	15,925,447
Series K155 Class A3
04/25/2033	3.750%	6,990,000	7,709,571
Series S8FX Class A2
03/25/2027	3.291%	13,225,000	13,788,421
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series K084 Class A2
NO INDEX + 0% 10/25/2028	3.780%	7,320,000	8,010,881
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
08/01/2026	2.330%	6,215,000	6,213,532
05/01/2030	3.690%	12,741,000	13,838,212
07/01/2032	3.270%	5,615,000	5,979,361
11/01/2037	3.210%	7,052,338	7,312,019
Series 2001-M2 Class Z2
06/25/2031	6.300%	28,138	28,170
Federal National Mortgage Association(c)
Series 2018-M14 Class A2
08/25/2028	3.578%	7,000,000	7,582,100
Government National Mortgage Association(c),(d)
CMO Series 2011-121 Class
06/16/2043	0.122%	4,512,360	21,710
CMO Series 2011-78 Class IX
08/16/2046	0.103%	5,345,025	58,958
CMO Series 2012-55 Class
04/16/2052	0.321%	1,599,174	12,324
Government National Mortgage Association(d)
CMO Series 2012-125 Class IK
08/16/2052	0.561%	10,426,612	72,782
Government National Mortgage Association(b),(d)
CMO Series 2013-124 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2041	4.385%	989,668	44,399
Total Commercial Mortgage-Backed Securities - Agency (Cost $92,617,037)			94,083,592

Commercial Mortgage-Backed Securities - Non-Agency 0.9%

BBCMS Mortgage Trust(a)
Series 2013-TYSN Class A2
09/05/2032	3.756%	3,000,000	3,016,198
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	2,620,000	2,715,271
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,355,000	1,390,777
Commercial Mortgage Trust(a)
Series 2016-787S Class A
02/10/2036	3.545%	3,095,000	3,244,402
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	3,800,000	3,821,520
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,770,000	2,867,815

The accompanying Notes to Financial Statements are an integral part of this statement.
146	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,720,000	2,846,051
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.834%	3,035,000	3,165,870
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	3,100,000	3,155,050
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $26,069,700)			26,222,954

Commercial Paper 0.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Automotive 0.3%
Ford Motor Credit Co. LLC(a)
10/08/2020	3.060%	8,490,000	8,294,034
Total Commercial Paper (Cost $8,284,566)			8,294,034

Common Stocks 0.0%
Issuer	Shares	Value ($)
Utilities 0.0%
Electric Utilities 0.0%
Homer City Holdings(e)	32,056	203,011
Total Utilities		203,011
Total Common Stocks (Cost $1,930,228)		203,011

Corporate Bonds & Notes 21.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.4%
America West Airlines Pass-Through Trust
04/02/2021	7.100%	971,630	995,935
American Airlines Pass-Through Trust
01/31/2021	5.250%	1,149,800	1,175,641
01/15/2023	4.950%	972,361	1,015,684
Continental Airlines Pass-Through Trust
06/15/2021	6.703%	123,454	130,071
04/19/2022	5.983%	7,774,927	8,182,811
Total			11,500,142
Apartment REIT 0.1%
Post Apartment Homes LP
12/01/2022	3.375%	2,315,000	2,378,328
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 1.7%
Daimler Finance North America LLC(a)
10/30/2021	2.200%	4,235,000	4,239,680
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	2.810%	3,000,000	3,022,772
Ford Motor Credit Co. LLC
01/15/2020	8.125%	1,500,000	1,502,854
11/02/2020	2.343%	3,000,000	2,990,725
01/15/2021	3.200%	2,850,000	2,864,649
03/18/2021	3.336%	1,420,000	1,429,919
08/02/2021	5.875%	1,250,000	1,308,446
10/12/2021	3.813%	1,955,000	1,988,824
01/07/2022	5.596%	6,232,000	6,560,672
03/28/2022	3.339%	1,790,000	1,805,430
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.810% 04/05/2021	2.853%	2,000,000	1,990,197
3-month USD LIBOR + 0.880% 10/12/2021	2.881%	2,095,000	2,079,030
3-month USD LIBOR + 1.270% 03/28/2022	3.231%	6,300,000	6,253,792
3-month USD LIBOR + 1.080% 08/03/2022	2.982%	1,940,000	1,911,061
General Motors Co.
10/02/2023	4.875%	1,320,000	1,421,393
General Motors Financial Co., Inc.
09/25/2021	4.375%	1,000,000	1,035,609
11/06/2021	4.200%	5,934,000	6,146,597
Total			48,551,650
Banking 2.7%
Bank of America Corp.
10/19/2020	2.625%	2,000,000	2,010,799
Bank of America Corp.(f)
07/21/2021	2.369%	14,195,000	14,224,258
12/20/2023	3.004%	8,937,000	9,145,126
Bank of America Corp.(b)
Subordinated
3-month USD LIBOR + 0.650% 12/01/2026	2.557%	1,000,000	962,762
Global Bank Corp.(a)
10/20/2021	4.500%	300,000	310,222
Goldman Sachs Group, Inc. (The)(f)
09/29/2025	3.272%	6,325,000	6,551,912
JPMorgan Chase & Co.(f)
06/18/2022	3.514%	3,000,000	3,064,306
12/05/2024	4.023%	6,015,000	6,415,413

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	147

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lloyds Banking Group PLC(f)
03/17/2023	2.858%	4,200,000	4,252,777
11/07/2023	2.907%	4,119,000	4,179,796
Nationwide Building Society(a),(f)
04/26/2023	3.622%	1,915,000	1,967,729
03/08/2024	3.766%	1,000,000	1,035,498
Santander UK Group Holdings PLC
08/05/2021	2.875%	9,573,000	9,672,379
Santander UK Group Holdings PLC(f)
11/15/2024	4.796%	1,500,000	1,616,684
Wells Fargo & Co.
07/22/2020	2.600%	4,065,000	4,080,673
Wells Fargo Bank NA(f)
09/09/2022	2.082%	5,739,000	5,746,116
Total			75,236,450
Brokerage/Asset Managers/Exchanges 0.1%
Raymond James Financial, Inc.
07/15/2046	4.950%	2,180,000	2,578,442
Cable and Satellite 0.5%
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	1,068,000	1,145,591
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	1,385,000	1,724,628
CSC Holdings LLC(a)
02/01/2028	5.375%	855,000	913,700
02/01/2029	6.500%	229,000	255,719
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	3,372,000	3,075,331
07/15/2025	9.750%	2,323,000	2,149,964
Time Warner Cable LLC
11/15/2040	5.875%	2,480,000	2,885,644
09/01/2041	5.500%	850,000	954,816
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	1,000,000	1,049,467
05/15/2029	5.500%	500,000	530,110
Total			14,684,970
Chemicals 0.2%
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	4,005,000	4,517,137
Sasol Financing USA LLC
03/27/2024	5.875%	925,000	1,001,555
Total			5,518,692
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.2%
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,335,000	1,423,807
02/15/2025	4.750%	1,565,000	1,712,012
IHS Markit Ltd.
08/01/2028	4.750%	2,500,000	2,788,711
Matthews International Corp.(a)
12/01/2025	5.250%	706,000	707,086
Total			6,631,616
Diversified Manufacturing 0.3%
General Electric Co.
01/08/2020	5.500%	5,535,000	5,538,535
03/15/2032	6.750%	1,725,000	2,214,275
01/14/2038	5.875%	517,000	625,307
Total			8,378,117
Electric 1.8%
Appalachian Power Co.
05/15/2033	5.950%	3,225,000	4,029,669
Duke Energy Carolinas LLC
12/15/2041	4.250%	900,000	1,028,640
Duquesne Light Holdings, Inc.(a)
09/15/2020	6.400%	5,350,000	5,494,676
Entergy Louisiana LLC
04/01/2025	3.780%	5,900,000	6,219,707
ITC Holdings Corp.
07/01/2023	4.050%	1,740,000	1,820,942
11/15/2027	3.350%	1,000,000	1,040,756
Metropolitan Edison Co.(a)
04/15/2025	4.000%	3,000,000	3,152,754
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.480% 05/04/2021	2.382%	14,250,000	14,270,959
Northern States Power Co.
08/15/2045	4.000%	2,250,000	2,538,031
PacifiCorp
07/01/2025	3.350%	2,000,000	2,091,112
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	6,950,000	7,135,352
Public Service Co. of Oklahoma
02/01/2021	4.400%	2,256,000	2,311,004
Total			51,133,602

The accompanying Notes to Financial Statements are an integral part of this statement.
148	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.9%
AerCap Ireland Capital DAC/Global Aviation Trust
07/01/2020	4.250%	1,780,000	1,796,748
05/15/2021	4.500%	3,735,000	3,856,552
10/01/2021	5.000%	1,000,000	1,046,969
AerCap Ireland Capital Ltd./Global Aviation Trust
02/01/2022	3.950%	2,000,000	2,066,325
Air Lease Corp.
03/01/2020	4.750%	4,935,000	4,955,350
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	14,307,000	14,312,172
11/15/2035	4.418%	18,107,000	19,335,401
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	4,775,000	5,009,762
02/15/2024	5.500%	1,725,000	1,896,826
Total			54,276,105
Food and Beverage 1.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	2,779,000	3,306,083
Bacardi Ltd.(a)
05/15/2028	4.700%	1,250,000	1,363,890
05/15/2048	5.300%	1,500,000	1,744,627
Kraft Heinz Foods Co. (The)(a)
08/01/2039	7.125%	2,284,000	2,937,574
10/01/2049	4.875%	3,265,000	3,438,648
Kraft Heinz Foods Co. (The)
06/04/2042	5.000%	4,354,000	4,662,259
07/15/2045	5.200%	7,145,000	7,785,126
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	926,000	982,575
Post Holdings, Inc.(a)
12/15/2029	5.500%	1,664,000	1,776,415
Total			27,997,197
Gaming 0.5%
Churchill Downs, Inc.(a)
04/01/2027	5.500%	1,214,000	1,286,899
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	2,120,000	2,312,166
06/01/2025	5.250%	2,185,000	2,400,852
06/01/2028	5.750%	870,000	988,297
01/15/2029	5.300%	2,325,000	2,584,454
01/15/2030	4.000%	2,120,000	2,171,204
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	1,036,000	1,132,342
Total			12,876,214
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 2.0%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 0.875% 12/29/2020	2.836%	2,998,000	2,999,017
Becton Dickinson and Co.
06/06/2022	2.894%	2,000,000	2,033,052
06/06/2024	3.363%	1,380,000	1,437,057
CHS/Community Health Systems, Inc.(a)
01/15/2024	8.625%	402,000	426,681
03/15/2026	8.000%	578,000	599,488
Cigna Corp.
07/15/2023	3.750%	4,000,000	4,199,053
08/15/2038	4.800%	5,000,000	5,829,260
12/15/2048	4.900%	535,000	639,055
Cigna Corp.(a)
10/15/2047	3.875%	1,190,000	1,217,642
CVS Health Corp.
07/20/2045	5.125%	2,090,000	2,476,446
03/25/2048	5.050%	9,070,000	10,759,311
Encompass Health Corp.
02/01/2030	4.750%	1,241,000	1,290,051
Hartford HealthCare Corp.
04/01/2044	5.746%	3,000,000	3,829,435
HCA, Inc.
05/01/2023	4.750%	625,000	669,483
04/15/2025	5.250%	2,188,000	2,451,682
06/15/2039	5.125%	2,000,000	2,211,863
06/15/2049	5.250%	3,250,000	3,636,779
IQVIA, Inc.(a)
05/15/2027	5.000%	821,000	869,535
NYU Langone Hospitals
07/01/2042	4.428%	5,936,000	6,570,811
Teleflex, Inc.
11/15/2027	4.625%	752,000	797,069
Tenet Healthcare Corp.
07/15/2024	4.625%	850,000	873,379
Tenet Healthcare Corp.(a)
11/01/2027	5.125%	776,000	819,386
Total			56,635,535
Healthcare Insurance 0.5%
Anthem, Inc.
08/15/2021	3.700%	2,355,000	2,409,951
05/15/2022	3.125%	3,000,000	3,076,221
12/01/2047	4.375%	1,500,000	1,647,293
Humana, Inc.
08/15/2029	3.125%	2,520,000	2,567,997
10/01/2044	4.950%	1,365,000	1,606,792

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	149

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molina Healthcare, Inc.
11/15/2022	5.375%	1,677,000	1,785,064
UnitedHealth Group, Inc.
01/15/2047	4.200%	1,500,000	1,724,087
WellCare Health Plans, Inc.
04/01/2025	5.250%	530,000	552,721
Total			15,370,126
Healthcare REIT 0.4%
HCP, Inc.
11/15/2023	4.250%	3,354,000	3,576,869
08/15/2024	3.875%	2,000,000	2,127,154
Ventas Realty LP
10/15/2026	3.250%	4,095,000	4,206,783
Total			9,910,806
Independent Energy 0.5%
Antero Resources Corp.
12/01/2022	5.125%	1,192,000	1,066,760
03/01/2025	5.000%	2,918,000	2,198,660
Canadian Natural Resources Ltd.
06/01/2027	3.850%	1,200,000	1,279,660
EQT Corp.
10/01/2027	3.900%	2,125,000	1,977,267
Hess Corp.
02/15/2041	5.600%	2,000,000	2,355,566
Marathon Oil Corp.
07/15/2023	8.125%	2,000,000	2,305,380
Matador Resources Co.
09/15/2026	5.875%	550,000	553,593
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	1,500,000	1,545,448
Range Resources Corp.
05/15/2025	4.875%	1,096,000	942,709
Total			14,225,043
Life Insurance 0.1%
Teachers Insurance & Annuity Association of America(a),(f)
Subordinated
09/15/2054	4.375%	3,920,000	4,076,776
Metals and Mining 0.0%
Volcan Cia Minera SAA(a)
02/02/2022	5.375%	150,000	156,872
Midstream 1.2%
Enbridge Energy Partners LP
10/15/2025	5.875%	2,500,000	2,920,344
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Operating LP
06/01/2027	5.500%	341,000	383,813
Energy Transfer Partners LP
02/01/2042	6.500%	1,525,000	1,813,361
03/15/2045	5.150%	3,048,000	3,201,153
EQT Midstream Partners LP
07/15/2028	5.500%	2,300,000	2,259,392
Kinder Morgan Energy Partners LP
03/15/2035	5.800%	1,000,000	1,198,366
Peru LNG Srl(a)
03/22/2030	5.375%	1,350,000	1,332,347
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	3,973,000	4,256,766
Rockies Express Pipeline LLC(a)
04/15/2020	5.625%	2,611,000	2,631,008
07/15/2029	4.950%	910,000	906,626
04/15/2040	6.875%	1,890,000	1,974,354
TC PipeLines LP
05/25/2027	3.900%	4,500,000	4,692,151
Williams Companies, Inc. (The)
11/15/2023	4.500%	2,200,000	2,350,053
09/15/2025	4.000%	2,350,000	2,491,629
04/15/2040	6.300%	1,000,000	1,238,328
Total			33,649,691
Office REIT 0.4%
Boston Properties LP
05/15/2021	4.125%	1,351,000	1,383,026
Piedmont Operating Partnership LP
06/01/2023	3.400%	4,815,000	4,938,736
SL Green Operating Partnership LP
10/15/2022	3.250%	4,000,000	4,099,528
Total			10,421,290
Oil Field Services 0.1%
Transocean Phoenix 2 Ltd.(a)
10/15/2024	7.750%	499,800	529,570
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	1,119,620	1,150,224
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	1,227,000	1,298,226
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	392,000	404,929
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	684,000	714,763
Total			4,097,712

The accompanying Notes to Financial Statements are an integral part of this statement.
150	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.1%
American Campus Communities Operating Partnership LP
10/01/2020	3.350%	805,000	811,301
07/01/2024	4.125%	1,000,000	1,068,199
Total			1,879,500
Packaging 0.2%
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	582,000	614,293
OI European Group BV(a)
03/15/2023	4.000%	135,000	136,706
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	2,907,323	2,911,853
Sealed Air Corp.(a)
12/01/2022	4.875%	1,022,000	1,082,278
09/15/2025	5.500%	591,000	651,330
Total			5,396,460
Paper 0.1%
WRKCo, Inc.
03/15/2029	4.900%	1,460,000	1,661,415
Pharmaceuticals 1.5%
AbbVie, Inc.
11/06/2042	4.400%	1,500,000	1,624,299
05/14/2046	4.450%	1,425,000	1,537,099
11/14/2048	4.875%	2,100,000	2,422,607
AbbVie, Inc.(a)
11/21/2049	4.250%	6,930,000	7,349,838
Allergan Finance LLC
10/01/2022	3.250%	2,000,000	2,045,152
Allergan Funding SCS
06/15/2024	3.850%	3,057,000	3,212,418
03/15/2025	3.800%	1,450,000	1,523,323
03/15/2035	4.550%	530,000	572,628
Bausch Health Companies, Inc.(a)
04/01/2026	9.250%	252,000	289,600
Bayer US Finance II LLC(a)
12/15/2028	4.375%	9,405,000	10,274,929
06/25/2038	4.625%	2,925,000	3,209,942
06/25/2048	4.875%	2,725,000	3,129,118
Bayer US Finance LLC(a)
10/08/2024	3.375%	3,000,000	3,087,348
Biogen, Inc.
09/15/2045	5.200%	2,406,000	2,903,407
Total			43,181,708
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.4%
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	3,225,000	3,949,300
Farmers Exchange Capital II(a),(f)
Subordinated
11/01/2053	6.151%	3,810,000	4,643,415
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.184%	2,815,000	2,802,529
Total			11,395,244
Retailers 0.3%
Alimentation Couche-Tard, Inc.(a)
07/26/2022	2.700%	1,365,000	1,380,825
Rite Aid Corp.(a)
04/01/2023	6.125%	2,732,000	2,512,122
Walgreens Boots Alliance, Inc.
06/01/2026	3.450%	1,400,000	1,423,732
11/18/2044	4.800%	2,500,000	2,541,274
Total			7,857,953
Supermarkets 0.1%
Kroger Co. (The)
01/15/2049	5.400%	2,750,000	3,347,743
Technology 0.4%
Broadcom Corp./Cayman Finance Ltd.
01/15/2020	2.375%	3,000,000	3,000,141
01/15/2022	3.000%	3,000,000	3,044,790
Broadcom, Inc.(a)
10/15/2022	3.125%	1,500,000	1,529,987
NXP BV/Funding LLC(a)
06/01/2021	4.125%	1,500,000	1,537,780
SS&C Technologies, Inc.(a)
09/30/2027	5.500%	1,067,000	1,138,006
Total			10,250,704
Tobacco 0.4%
BAT Capital Corp.
08/15/2037	4.390%	860,000	873,188
08/15/2047	4.540%	6,792,000	6,819,459
Reynolds American, Inc.
05/01/2020	6.875%	1,450,000	1,473,016
08/15/2045	5.850%	1,970,000	2,255,419
Total			11,421,082

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	151

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 1.0%
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	2,894,063	2,922,909
03/20/2025	4.738%	7,795,000	8,266,428
03/20/2028	5.152%	780,000	849,122
T-Mobile U.S.A., Inc.
03/01/2023	6.000%	2,196,000	2,233,593
04/15/2024	6.000%	1,894,000	1,962,430
Vodafone Group PLC
05/30/2048	5.250%	4,000,000	4,811,715
06/19/2049	4.875%	4,000,000	4,610,693
09/17/2050	4.250%	1,000,000	1,049,804
Total			26,706,694
Wirelines 0.8%
AT&T, Inc.
03/01/2037	5.250%	6,180,000	7,395,886
03/01/2039	4.850%	2,796,000	3,230,033
06/15/2044	4.800%	4,275,000	4,877,526
03/09/2049	4.550%	2,000,000	2,221,036
C&W Senior Financing DAC(a)
09/15/2027	6.875%	480,000	513,777
Koninklijke KPN NV
10/01/2030	8.375%	1,300,000	1,805,810
Level 3 Financing, Inc.
05/01/2025	5.375%	2,500,000	2,585,955
Level 3 Financing, Inc.(a)
09/15/2027	4.625%	496,000	508,347
Total			23,138,370
Total Corporate Bonds & Notes (Cost $585,151,341)			616,522,249

Foreign Government Obligations(g) 1.4%

Bahrain 0.0%
Bahrain Government International Bond(a)
10/12/2028	7.000%	900,000	1,064,211
Brazil 0.0%
Brazilian Government International Bond
01/13/2028	4.625%	800,000	860,571
Chile 0.1%
Corporación Nacional del Cobre de Chile(a)
08/01/2027	3.625%	1,200,000	1,251,515
Colombia 0.0%
Colombia Government International Bond
01/28/2026	4.500%	1,000,000	1,089,126
Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Croatia 0.0%
Croatia Government International Bond(a)
01/26/2024	6.000%	1,025,000	1,174,729
Dominican Republic 0.1%
Dominican Republic International Bond(a)
07/19/2028	6.000%	1,200,000	1,334,675
Egypt 0.0%
Egypt Government International Bond(a)
02/21/2023	5.577%	750,000	784,472
Indonesia 0.1%
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%	1,200,000	1,474,066
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	1,100,000	1,197,318
Total			2,671,384
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	1,600,000	1,855,426
Mexico 0.6%
Banco Nacional de Comercio Exterior SNC(a),(f)
Subordinated
08/11/2026	3.800%	300,000	303,930
Mexico Government International Bond
01/11/2028	3.750%	1,250,000	1,300,205
Petroleos Mexicanos
03/13/2027	6.500%	2,715,000	2,876,015
09/21/2047	6.750%	3,348,000	3,373,628
Petroleos Mexicanos(a)
01/23/2050	7.690%	8,635,000	9,441,591
Total			17,295,369
Netherlands 0.0%
Petrobras Global Finance BV(a)
01/15/2030	5.093%	529,000	567,336
Oman 0.1%
Oman Government International Bond(a)
01/17/2028	5.625%	1,350,000	1,397,805
Paraguay 0.0%
Paraguay Government International Bond(a)
01/25/2023	4.625%	200,000	211,512
Peru 0.0%
Fondo MIVIVIENDA SA(a)
01/31/2023	3.500%	500,000	511,437

The accompanying Notes to Financial Statements are an integral part of this statement.
152	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Foreign Government Obligations(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Petroleos del Peru SA(a)
06/19/2032	4.750%	300,000	327,988
Total			839,425
Qatar 0.1%
Qatar Government International Bond(a)
04/23/2028	4.500%	1,225,000	1,403,848
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%	1,600,000	1,781,644
Saudi Arabia 0.1%
Saudi Arabia Government International Bond(a)
04/17/2025	4.000%	820,000	884,758
Saudi Government International Bond(a)
10/26/2046	4.500%	540,000	599,416
Total			1,484,174
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%	850,000	887,062
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%	1,070,000	1,027,324
United Arab Emirates 0.0%
DP World Crescent Ltd.(a)
09/26/2028	4.848%	740,000	812,401
Uruguay 0.0%
Uruguay Government International Bond
01/23/2031	4.375%	600,000	670,749
Total Foreign Government Obligations (Cost $37,585,403)			40,464,758

Inflation-Indexed Bonds 3.3%

United States 3.3%
U.S. Treasury Inflation-Indexed Bond
07/15/2024	0.125%	4,270,211	4,296,408
10/15/2024	0.125%	23,466,121	23,607,131
07/15/2029	0.250%	30,512,091	30,816,470
02/15/2049	1.000%	29,670,282	32,992,362
Total			91,712,371
Total Inflation-Indexed Bonds (Cost $90,758,242)			91,712,371

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.3%
City of New York
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2031	5.206%	2,400,000	2,843,064
Series 2010
10/01/2024	5.047%	5,000,000	5,486,550
Total			8,329,614
Special Non Property Tax 0.1%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	2,110,000	2,676,809
Total Municipal Bonds (Cost $10,467,843)			11,006,423

Residential Mortgage-Backed Securities - Agency 29.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2031- 03/01/2047	3.000%	82,849,842	84,906,844
12/01/2031- 07/01/2032	2.500%	9,739,943	9,870,471
09/01/2032- 03/01/2048	3.500%	144,818,558	152,941,281
07/01/2035- 10/01/2048	5.000%	8,711,631	9,357,610
04/01/2036- 09/01/2039	6.000%	181,821	203,177
06/01/2038- 01/01/2040	5.500%	783,710	878,679
03/01/2039- 10/01/2048	4.500%	15,525,895	16,582,760
08/01/2044- 01/01/2049	4.000%	32,003,309	34,280,398
Federal Home Loan Mortgage Corp.(b)
CMO Series 2863 Class FM
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 7.000% 10/15/2031	2.240%	1,258,010	1,262,176
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 2980 Class SL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 11/15/2034	4.960%	290,304	61,100

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	153

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(d)
CMO Series 4037 Class PI
04/15/2027	3.000%	559,745	31,322
CMO Series 4090 Class EI
08/15/2022	2.500%	396,217	8,212
CMO Series 4093 Class IA
03/15/2042	4.000%	2,157,500	655,958
Federal National Mortgage Association
12/01/2025- 02/01/2048	3.500%	49,120,054	51,245,804
06/01/2032- 11/01/2049	3.000%	41,359,161	42,093,813
05/01/2033- 08/01/2039	5.000%	294,611	323,148
12/01/2034- 01/01/2035	2.500%	70,590,048	71,237,160
11/01/2038- 11/01/2040	6.000%	3,077,382	3,529,554
08/01/2043- 07/01/2047	4.000%	52,186,509	55,369,944
02/01/2046- 08/01/2048	4.500%	25,473,912	26,934,279
CMO Series 2013-13 Class PH
04/25/2042	2.500%	4,976,741	5,073,065
CMO Series 2018-54 Class KA
01/25/2047	3.500%	6,549,603	6,722,049
CMO Series 2018-86 Class JA
05/25/2047	4.000%	5,165,543	5,544,548
CMO Series 2018-94D Class KD
12/25/2048	3.500%	4,794,153	4,861,297
CMO Series 2019-1 Class KP
02/25/2049	3.250%	9,284,310	9,597,793
Federal National Mortgage Association(h)
01/16/2035- 01/14/2050	3.000%	27,535,000	27,928,752
01/13/2044	2.500%	14,100,000	13,944,680
01/14/2050	5.000%	2,150,000	2,298,484
Federal National Mortgage Association(b),(d)
CMO Series 2004-94 Class HJ
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 10/25/2034	4.908%	57,265	2,207
CMO Series 2006-8 Class HL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	4.908%	1,279,698	232,247
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-81 Class NS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/25/2042	4.408%	468,801	48,762
Federal National Mortgage Association(d)
CMO Series 2013-45 Class IK
02/25/2043	3.000%	364,302	43,249
Federal National Mortgage Association(b)
CMO Series 2019-67 Class FE
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 11/25/2049	2.242%	2,015,703	2,008,277
Government National Mortgage Association
08/15/2033- 08/20/2048	4.500%	20,986,601	22,198,559
04/15/2035- 10/20/2047	5.000%	10,019,067	10,743,339
07/15/2040- 10/20/2048	4.000%	30,562,744	31,884,308
04/20/2046- 07/20/2049	3.500%	72,402,622	75,015,734
12/20/2046- 10/20/2049	3.000%	40,613,319	41,640,198
Government National Mortgage Association(h)
01/21/2050	3.000%	20,825,000	21,395,247
Government National Mortgage Association(i)
CMO Series 2006-26 Class
06/20/2036	0.000%	35,209	31,485
Total Residential Mortgage-Backed Securities - Agency (Cost $828,653,499)			842,987,970

Residential Mortgage-Backed Securities - Non-Agency 6.9%

Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-R8 Class M3
1-month USD LIBOR + 0.765% Floor 0.770% 10/25/2035	2.557%	15,086,309	14,855,585
Angel Oak Mortgage Trust(a),(c)
CMO Series 2019-6 Class A1
11/25/2059	2.620%	10,578,498	10,555,102
Asset-Backed Funding Certificates Trust(b)
CMO Series 2005-HE1 Class M1
1-month USD LIBOR + 0.630% Floor 0.630% 03/25/2035	2.422%	3,341,726	3,342,974
Banc of America Funding Trust(b)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 07/20/2036	2.205%	1,484,943	1,484,387

The accompanying Notes to Financial Statements are an integral part of this statement.
154	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 2A1
1-month USD LIBOR + 0.180% Floor 0.180% 03/25/2037	1.972%	6,821,823	6,507,829
BCAP LLC Trust(a),(c)
CMO Series 2013-RR5 Class 2A1
03/26/2037	3.699%	899,295	907,955
CMO Series 2014-RR2 Class 11A1
05/26/2037	1.965%	752,794	752,887
CIT Mortgage Loan Trust(a),(b)
CMO Series 2007-1 Class 2A3
1-month USD LIBOR + 1.450% Floor 1.450% 10/25/2037	3.342%	4,817,430	4,830,943
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2015-6 Class 1A1
1-month USD LIBOR + 0.210% Floor 0.210% 05/20/2047	1.934%	198,589	198,363
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2015-6 Class 2A1
12/25/2035	2.253%	1,683,555	1,677,067
CitiMortgage Alternative Loan Trust
CMO Series 2006-A5 Class 1A12
10/25/2036	6.000%	1,923,454	1,893,404
Countrywide Alternative Loan Trust(b)
CMO Series 2005-76 Class 1A1
1-year MTA + 1.480% Floor 1.480% 01/25/2036	3.626%	4,419,389	4,396,075
Countrywide Alternative Loan Trust(c)
CMO Series 2006-HY12 Class A5
08/25/2036	3.955%	7,049,390	7,349,510
Credit Suisse First Boston Mortgage Securities Corp.(c)
CMO Series 2004-AR8 Class 7A1
09/25/2034	4.307%	14,156	14,085
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(c)
CMO Series 2004-AR5 Class 2A1
06/25/2034	4.433%	857,270	874,155
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2014-6R Class 5A1
1-month USD LIBOR + 0.120% Floor 0.120% 07/27/2036	1.828%	274,997	274,674
CMO Series 2015-5R Class 2A1
1-month USD LIBOR + 0.280% Floor 0.280% 04/27/2047	1.924%	2,489,440	2,459,798
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2015-5R Class 1A1
09/27/2046	3.315%	3,662,993	3,623,670
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	11,246,113	11,718,431
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2006-14 Class 2A3
1-month USD LIBOR + 0.240% Floor 0.240% 02/25/2037	2.032%	6,328,000	6,071,674
First Horizon Alternative Mortgage Securities Trust(c)
CMO Series 2005-AA10 Class 2A1
12/25/2035	3.420%	2,303,257	2,074,581
CMO Series 2005-AA7 Class 2A1
09/25/2035	4.063%	1,664,765	1,604,509
CMO Series 2005-AA8 Class 2A1
10/25/2035	3.960%	3,284,736	2,709,990
First Horizon Alternative Mortgage Securities Trust
CMO Series 2006-FA8 Class 1A11
02/25/2037	6.000%	1,075,255	755,840
GMAC Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 2A1
11/19/2035	3.957%	1,873,510	1,809,635
GS Mortgage-Backed Securities Trust(a)
CMO Series 2018-RPL1 Class A1A
10/25/2057	3.750%	11,014,299	11,246,513
GSR Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 4A5
09/25/2035	4.520%	522,597	533,564
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	1.964%	12,809,577	11,854,089
IndyMac Index Mortgage Loan Trust(b)
CMO Series 2006-AR27 Class 1A3
1-month USD LIBOR + 0.270% Floor 0.270%, Cap 10.500% 10/25/2036	2.062%	4,944,868	3,058,878
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% Floor 0.390% 05/25/2035	2.182%	10,000,000	9,975,022
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	1.942%	6,085,752	4,519,402

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	155

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-2 Class A2C
1-month USD LIBOR + 0.240% Floor 0.240% 05/25/2037	2.032%	4,258,506	3,166,111
Merrill Lynch Mortgage-Backed Securities Trust(b)
CMO Series 2007-2 Class 1A1
1-year CMT + 2.400% Floor 2.400% 08/25/2036	4.546%	1,659,494	1,640,923
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.000% 04/25/2035	2.052%	1,278,024	1,269,785
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 10/25/2035	2.352%	3,465,550	3,467,478
Nationstar Home Equity Loan Trust(b)
CMO Series 2006-B Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 09/25/2036	2.072%	4,167,368	4,138,752
New Century Home Equity Loan Trust(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.675% Floor 0.675%, Cap 12.500% 03/25/2035	2.467%	9,738,276	9,652,375
Option One Mortgage Loan Trust(b)
CMO Series 2006-1 Class 1A1
1-month USD LIBOR + 0.220% Floor 0.220% 01/25/2036	2.012%	8,076,654	7,994,296
RALI Trust(c)
CMO Series 2005-QA8 Class CB21
07/25/2035	4.525%	1,562,192	1,202,297
Saxon Asset Securities Trust(b)
CMO Series 2006-2 Class A2
1-month USD LIBOR + 0.130% Floor 0.130% 09/25/2036	1.922%	991,443	988,558
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR3 Class 12A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 05/25/2036	2.232%	8,782,360	8,427,117
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR10 Class A7
10/25/2033	4.190%	767,592	771,188
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-AR9 Class 1A6
09/25/2033	4.322%	581,533	591,572
CMO Series 2005-AR4 Class A5
04/25/2035	4.216%	921,025	911,572
CMO Series 2007-HY2 Class 1A1
12/25/2036	3.804%	3,203,604	3,202,185
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month USD LIBOR + 0.260% 11/25/2045	2.312%	3,059,739	2,981,554
CMO Series 2006-AR11 Class 1A
1-year MTA + 0.960% Floor 0.960% 09/25/2046	3.106%	5,587,275	5,146,189
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	3.086%	3,873,850	3,893,761
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $189,188,245)			193,376,304

Senior Loans 0.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(j)
Tranche E Term Loan
3-month USD LIBOR + 2.500% 05/30/2025	4.299%	692,947	694,444
Automotive 0.0%
Panther BF Aggregator 2 LP(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	5.305%	598,500	599,625
Cable and Satellite 0.1%
CSC Holdings LLC(b),(j)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	3.990%	1,389,500	1,389,500
Telenet Financing LLC(b),(j)
Term Loan
3-month USD LIBOR + 2.250% 08/15/2026	3.990%	750,000	753,593
Total			2,143,093

The accompanying Notes to Financial Statements are an integral part of this statement.
156	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.0%
Homer City Generation LP(b),(j)
Term Loan
3-month USD LIBOR + 11.000% Floor 1.000% 04/05/2023	12.950%	379,625	358,271
Vistra Operations Co., LLC(b),(j)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	3.537%	100,000	100,545
Total			458,816
Environmental 0.0%
Clean Harbors, Inc.(b),(j)
Term Loan
3-month USD LIBOR + 1.750% 06/28/2024	3.549%	344,697	346,765
Finance Companies 0.1%
Avolon Borrower 1 LLC(b),(j)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	3.515%	317,025	318,873
Delos Finance SARL(b),(j)
Term Loan
3-month USD LIBOR + 1.750% 10/06/2023	3.695%	1,375,500	1,380,081
Total			1,698,954
Gaming 0.0%
Caesars Entertainment Operating Co., LLC(b),(j)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 10/07/2024	3.799%	326,968	328,662
Churchill Downs, Inc.(b),(j)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	3.800%	393,970	395,447
Total			724,109
Health Care 0.0%
Gentiva Health Services, Inc.(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025	5.563%	276,500	277,711
IQVIA, Inc./Quintiles IMS(b),(j)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 01/17/2025	3.695%	443,199	444,972
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC(b),(j)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/07/2023	4.695%	460,553	453,396
Total			1,176,079
Integrated Energy 0.0%
PowerTeam Services, LLC(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	5.195%	1,458,435	1,300,924
Packaging 0.1%
Berry Global, Inc.(b),(j)
Tranche U Term Loan
3-month USD LIBOR + 2.500% 07/01/2026	4.215%	746,250	747,496
Reynolds Group Holdings, Inc.(b),(j)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	4.549%	1,064,333	1,066,834
Total			1,814,330
Pharmaceuticals 0.1%
Bausch Health Companies, Inc.(b),(j)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	4.740%	1,786,699	1,795,632
Restaurants 0.0%
New Red Finance, Inc./Burger King/Tim Hortons(b),(j)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	3.549%	543,492	544,031
Technology 0.0%
SS&C Technologies Holdings, Inc.(b),(j)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.049%	297,665	299,582
Tranche B4 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.049%	206,386	207,715
Total			507,297

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	157

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate		Principal Amount ($)	Value ($)
Transportation Services 0.0%
PODS LLC(b),(j)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/06/2024	4.490%		443,201	445,002
Wireless 0.1%
SBA Senior Finance II LLC(b),(j)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	3.550%		1,433,175	1,437,360
Sprint Communications, Inc.(b),(j)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/02/2024	4.313%		462,861	458,348
3-month USD LIBOR + 3.000% Floor 0.750% 02/02/2024	4.813%		247,500	246,262
Total				2,141,970
Wirelines 0.1%
Frontier Communications Corp.(b),(j)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 06/15/2024	5.550%		1,745,524	1,751,581
Total Senior Loans (Cost $18,207,856)				18,142,652

Treasury Bills(k) 1.1%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Japan 1.0%
Japan Treasury Discount Bills
01/14/2020	(0.140%)	JPY	3,020,000,000	27,795,934
Treasury Bills(k) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury Bills
02/11/2020	1.560%	180,000	179,676
U.S. Treasury Bills(l)
03/19/2020	1.460%	3,356,000	3,345,436
Total			3,525,112
Total Treasury Bills (Cost $31,584,381)			31,321,046

U.S. Treasury Obligations 22.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2021	1.500%	40,871,000	40,815,122
11/30/2021	1.500%	40,440,000	40,386,291
10/31/2024	1.500%	155,380,000	154,093,259
11/30/2024	1.500%	178,175,000	176,741,249
12/31/2024	1.750%	20,515,000	20,582,315
11/15/2029	1.750%	74,616,000	73,555,054
11/15/2049	2.375%	137,034,000	137,012,588
Total U.S. Treasury Obligations (Cost $646,436,711)			643,185,878

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(m),(n)	91,952,503	91,943,308
Total Money Market Funds (Cost $91,944,711)		91,943,308
Total Investments in Securities (Cost: $2,827,286,628)		2,876,665,414
Other Assets & Liabilities, Net		(55,776,472)
Net Assets		2,820,888,942

At December 31, 2019, securities and/or cash totaling $3,345,240 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,020,000,000 JPY	28,265,388 USD	Goldman Sachs	01/14/2020	453,691	—

The accompanying Notes to Financial Statements are an integral part of this statement.
158	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,083	03/2020	USD	233,386,500	—	(116,555)
U.S. Treasury 5-Year Note	2,364	03/2020	USD	280,392,563	—	(603,721)
U.S. Ultra Bond 10-Year Note	83	03/2020	USD	11,678,359	—	(143,083)
U.S. Ultra Treasury Bond	147	03/2020	USD	26,703,469	—	(818,139)
Total					—	(1,681,498)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $349,818,302, which represents 12.40% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	Represents a security purchased on a when-issued basis.
(i)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(j)	The stated interest rate represents the weighted average interest rate at December 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(l)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(m)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	54,660,794	2,376,211,650	(2,338,919,941)	91,952,503	4,870	(1,403)	2,251,782	91,943,308
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
JPY	Japanese Yen
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	159

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	167,198,864	—	167,198,864
Commercial Mortgage-Backed Securities - Agency	—	94,083,592	—	94,083,592
Commercial Mortgage-Backed Securities - Non-Agency	—	26,222,954	—	26,222,954
Commercial Paper	—	8,294,034	—	8,294,034
Common Stocks
Utilities	—	203,011	—	203,011
Total Common Stocks	—	203,011	—	203,011
Corporate Bonds & Notes	—	616,522,249	—	616,522,249
Foreign Government Obligations	—	40,464,758	—	40,464,758
Inflation-Indexed Bonds	—	91,712,371	—	91,712,371
Municipal Bonds	—	11,006,423	—	11,006,423
Residential Mortgage-Backed Securities - Agency	—	842,987,970	—	842,987,970
Residential Mortgage-Backed Securities - Non-Agency	—	193,376,304	—	193,376,304
Senior Loans	—	18,142,652	—	18,142,652
Treasury Bills	3,525,112	27,795,934	—	31,321,046
U.S. Treasury Obligations	643,185,878	—	—	643,185,878
Money Market Funds	91,943,308	—	—	91,943,308
Total Investments in Securities	738,654,298	2,138,011,116	—	2,876,665,414
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	453,691	—	453,691
The accompanying Notes to Financial Statements are an integral part of this statement.
160	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Futures Contracts	(1,681,498)	—	—	(1,681,498)
Total	736,972,800	2,138,464,807	—	2,875,437,607
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	161

Portfolio of Investments
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 13.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Owner Trust(a)
Series 2017-1 Class A
08/15/2028	2.620%	16,831,000	17,023,703
Hertz Vehicle Financing II LP(a)
Series 2016-4A Class A
07/25/2022	2.650%	6,602,000	6,636,923
Series 2019-1A Class A
03/25/2023	3.710%	20,430,000	20,973,622
Navient Private Education Loan Trust(a),(b)
Series 2014-CTA Class A
1-month USD LIBOR + 0.700% Floor 0.700% 09/16/2024	2.440%	761,613	761,496
Navient Private Education Loan Trust(a)
Series 2017-A Class A2A
12/16/2058	2.880%	3,518,000	3,556,023
Navient Private Education Refi Loan Trust(a)
Series 2019-GA Class A
10/15/2068	2.400%	21,983,000	21,879,234
Nelnet Student Loan Trust(b)
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	2.100%	12,482,849	12,194,898
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/27/2039	2.592%	7,714,367	7,677,062
Series 2016-1A Class A
1-month USD LIBOR + 0.800% 09/25/2065	2.592%	6,847,101	6,866,107
SLC Student Loan Trust(b)
Series 2010-1 Class A
3-month USD LIBOR + 0.875% Floor 0.875% 11/25/2042	2.785%	2,606,881	2,610,373
SLM Student Loan Trust(a),(b)
Series 2004-10 Class A7A
3-month USD LIBOR + 0.750% Floor 0.750% 10/25/2029	2.540%	5,357,000	5,329,147
Series 2004-10 Class A7B
3-month USD LIBOR + 0.750% Floor 0.750% 10/25/2029	2.540%	28,537,000	28,420,033
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Student Loan Trust(b)
Series 2005-6 Class A6
3-month USD LIBOR + 0.140% 10/27/2031	2.080%	2,840,322	2,792,844
Series 2012-3 Class A
1-month USD LIBOR + 0.650% 12/27/2038	2.442%	18,107,067	17,803,940
Series 2013-4 Class A
1-month USD LIBOR + 0.550% 06/25/2043	2.342%	17,802,852	17,598,042
SMB Private Education Loan Trust(a)
Series 2015-A Class A2A
06/15/2027	2.490%	2,183,549	2,187,021
Series 2016-B Class A2A
02/17/2032	2.430%	116,930	116,282
SMB Private Education Loan Trust(a),(b)
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	3.190%	2,548,202	2,567,612
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 09/15/2034	2.640%	6,396,071	6,390,229
Series 2017-B Class A2B
1-month USD LIBOR + 0.750% Floor 0.750% 10/15/2035	2.490%	8,359,818	8,368,929
SoFi Professional Loan Program LLC(a),(b)
Series 2016-C Class A1
1-month USD LIBOR + 1.100% 10/27/2036	2.892%	877,716	881,813
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	2.742%	1,910,760	1,919,237
Series 2016-E Class A1
1-month USD LIBOR + 0.850% 07/25/2039	2.642%	2,412,876	2,416,637
Series 2017-A Class A1
1-month USD LIBOR + 0.700% Floor 0.700% 03/26/2040	2.492%	1,220,166	1,221,350
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	2.392%	1,447,723	1,443,908
SoFi Professional Loan Program LLC(a)
Series 2017-E Class A2B
11/26/2040	2.720%	4,104,000	4,135,391
The accompanying Notes to Financial Statements are an integral part of this statement.
162	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Financial Network Credit Card Master Trust
Series 2019-C Class A
07/15/2026	2.210%	2,690,000	2,694,736
Total Asset-Backed Securities — Non-Agency (Cost $206,349,740)			206,466,592

Commercial Mortgage-Backed Securities - Agency 0.1%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)
Series KI02 Class A
1-month USD LIBOR + 0.200% Floor 0.200% 02/25/2023	1.897%	1,710,170	1,709,185
Total Commercial Mortgage-Backed Securities - Agency (Cost $1,710,170)			1,709,185

Commercial Mortgage-Backed Securities - Non-Agency 0.4%

COMM Mortgage Trust
Series 2013-LC6 Class A3
01/10/2046	2.666%	3,481,672	3,520,359
DBUBS Mortgage Trust(a)
Series 2011-LC2A Class A1
07/10/2044	3.527%	106,569	107,319
GS Mortgage Securities Corp. Trust(a)
Series 2010-C2 Class A1
12/10/2043	3.849%	275,704	276,976
GS Mortgage Securities Trust(a)
Series 2010-C1 Class A1
08/10/2043	3.679%	49,998	49,961
GS Mortgage Securities Trust
Series 2012-GCJ7 Class AAB
05/10/2045	2.935%	1,404,415	1,406,811
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2010-C1 Class A2
06/15/2043	4.608%	716,474	716,445
Morgan Stanley Capital I Trust(a)
Series 2011-C2 Class A3
06/15/2044	4.210%	81,830	81,954
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $6,113,684)			6,159,825

Residential Mortgage-Backed Securities - Agency 65.1%

Federal Home Loan Mortgage Corp.
11/01/2028	2.500%	48,718,235	49,440,607
04/01/2031	4.500%	2,320,409	2,494,952
10/01/2033- 01/01/2034	4.000%	1,427,768	1,538,292
CMO Series 2010-3653 Class AU
04/15/2040	4.000%	1,453,767	1,557,660
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3738 Class BP
12/15/2038	4.000%	4,343,866	4,422,721
CMO Series 4239 Class AB
12/15/2039	4.000%	3,266,016	3,328,312
CMO Series 4332 Class GL
05/15/2039	4.000%	3,819,454	3,886,109
CMO Series 4425 Class LA
07/15/2039	4.000%	4,163,313	4,256,401
CMO Series 4426 Class QC
07/15/2037	1.750%	19,873,808	19,636,358
CMO Series 4891 Class PA
07/15/2048	3.500%	19,586,775	19,930,725
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.842% Cap 8.412% 05/01/2042	3.409%	2,485,068	2,554,468
12-month USD LIBOR + 1.650% Cap 7.348% 03/01/2043	2.347%	5,328,517	5,370,229
12-month USD LIBOR + 1.569% Floor 1.569%, Cap 7.757% 03/01/2045	2.757%	5,888,743	6,008,026
12-month USD LIBOR + 1.638% Floor 1.638%, Cap 7.890% 07/01/2047	2.889%	21,456,531	21,720,576
CMO Series 3107 Class FC
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 06/15/2035	2.040%	4,417,156	4,419,529
CMO Series 4853 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 04/15/2038	2.140%	6,094,351	6,091,285
CMO Series 4897 Class F
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 07/15/2049	2.140%	10,933,283	10,915,567
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Series T-11 Class A8
01/25/2028	6.500%	745,197	807,251
Federal National Mortgage Association
05/01/2028- 11/01/2031	2.500%	107,856,702	109,225,250
04/01/2032- 02/01/2034	4.000%	17,672,616	18,832,177
10/01/2040- 08/01/2049	5.000%	104,633,703	114,754,299
03/01/2049	4.500%	13,982,105	14,973,023
06/01/2049	5.500%	24,673,047	27,656,284
CMO Series 2009-20 Class DT
04/25/2039	4.500%	1,931,664	2,118,084

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	163

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-14 Class GD
04/25/2040	4.000%	13,003,507	13,403,773
CMO Series 2013-103 Class H
03/25/2038	4.500%	3,321,033	3,418,745
CMO Series 2013-17 Class DC
03/25/2028	2.000%	2,398,220	2,386,150
CMO Series 2013-90 Class A
11/25/2038	4.000%	3,157,899	3,202,607
CMO Series 2015-40 Class TC
05/25/2037	1.750%	14,240,566	14,031,783
CMO Series 2015-57 Class AB
08/25/2045	3.000%	4,058,157	4,165,592
CMO Series 2019-33 Class MA
07/25/2055	3.500%	17,864,876	18,463,603
Federal National Mortgage Association(b)
12-month USD LIBOR + 1.685% Floor 1.685%, Cap 7.415% 11/01/2042	2.415%	9,932,383	10,043,950
12-month USD LIBOR + 1.600% Floor 1.600%, Cap 7.715% 01/01/2045	2.715%	5,115,747	5,204,519
12-month USD LIBOR + 1.570% Floor 1.570%, Cap 7.697% 03/01/2045	2.697%	8,631,770	8,794,953
12-month USD LIBOR + 1.579% Floor 1.579%, Cap 7.743% 06/01/2045	2.743%	9,339,714	9,526,398
12-month USD LIBOR + 1.566% Floor 1.566%, Cap 7.470% 09/01/2045	2.470%	8,597,679	8,702,421
12-month USD LIBOR + 1.585% Floor 1.585%, Cap 7.658% 01/01/2046	2.658%	11,110,478	11,311,844
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 7.658% 02/01/2046	2.658%	10,056,333	10,220,982
12-month USD LIBOR + 1.579% Floor 1.579%, Cap 7.685% 02/01/2046	2.685%	16,104,098	16,362,197
12-month USD LIBOR + 1.600% Floor 1.600%, Cap 7.858% 04/01/2046	2.858%	9,754,831	9,924,672
12-month USD LIBOR + 1.600% Floor 1.600%, Cap 7.893% 07/01/2046	2.893%	27,893,073	28,354,980
12-month USD LIBOR + 1.600% Floor 1.600%, Cap 7.544% 10/01/2046	2.544%	15,828,497	16,019,395
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.065% 06/01/2047	3.065%	12,738,934	12,977,483
12-month USD LIBOR + 1.599% Floor 1.605%, Cap 7.958% 08/01/2047	2.958%	4,934,942	5,008,787
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
1-year CMT + 2.042% Floor 2.042%, Cap 9.967% 03/01/2049	3.967%	9,416,739	9,785,787
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 7.910% 12/01/2049	2.910%	16,224,000	16,442,549
CMO Series 2018-86 Class MF
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 6.500% 12/25/2048	2.092%	22,727,324	22,575,307
CMO Series 2019-13 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 04/25/2049	2.192%	9,577,203	9,555,721
CMO Series 2019-18 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 05/25/2049	2.242%	9,008,210	8,990,716
CMO Series 2019-18 Class FB
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 05/25/2049	2.242%	10,684,452	10,655,774
CMO Series 2019-18 Class FE
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 05/25/2049	2.142%	18,007,735	17,930,406
CMO Series 2019-35 Class FE
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 07/25/2049	2.142%	16,043,294	15,967,851
CMO Series 2019-6 Class FA
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 03/25/2049	2.192%	25,167,362	25,131,005
CMO Series 2019-60 Class BF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 10/25/2049	2.242%	18,739,941	18,651,792
Government National Mortgage Association
03/20/2048- 05/20/2049	5.000%	68,728,569	74,465,724
02/20/2049- 04/20/2049	4.500%	18,238,776	19,410,449
08/20/2049- 10/20/2049	5.500%	23,957,736	25,331,073
CMO Series 2017-99 Class DE
07/20/2045	2.500%	12,217,221	12,286,694
CMO Series 2018-154 Class WP
11/20/2048	3.500%	2,613,857	2,695,810
CMO Series 2018-36 Class KC
02/20/2046	3.000%	9,192,549	9,343,823

The accompanying Notes to Financial Statements are an integral part of this statement.
164	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-132 Class NA
09/20/2049	3.500%	4,170,272	4,244,903
Government National Mortgage Association(c)
CMO Series 2011-137 Class WA
07/20/2040	5.566%	2,666,033	3,025,965
Government National Mortgage Association(b)
CMO Series 2018-153 Class FQ
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 6.500% 11/20/2048	2.065%	4,130,754	4,113,788
CMO Series 2019-111 Class FK
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 09/20/2036	2.165%	20,471,664	20,419,160
Total Residential Mortgage-Backed Securities - Agency (Cost $994,035,267)			998,487,316

Residential Mortgage-Backed Securities - Non-Agency 5.2%

Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2019-2 Class A1
03/25/2049	3.628%	5,621,854	5,698,982
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-1 Class A1
10/26/2048	3.613%	5,899,552	5,904,668
CMO Series 2019-2 Class A1
07/25/2049	2.880%	6,844,522	6,799,526
COLT Mortgage Loan Trust(a),(c)
CMO Series 2018-4 Class A1
12/28/2048	4.006%	10,036,981	10,077,860
CMO Series 2019-1 Class A1
03/25/2049	3.705%	2,442,904	2,454,943
GCAT LLC(a)
CMO Series 2019-NQM1 Class A1
02/25/2059	2.985%	6,332,098	6,365,749
Verus Securitization Trust(a),(c)
CMO Series 2018-2 Class A1
06/01/2058	3.677%	2,986,876	2,993,505
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1 Class A1
02/25/2059	3.836%	6,851,907	6,922,961
CMO Series 2019-2 Class A1
04/25/2059	3.211%	8,303,184	8,313,717
CMO Series 2019-4 Class A1
11/25/2059	2.642%	6,873,657	6,845,621
CMO Series 2019-INV2 Class A1
07/25/2059	2.913%	9,815,025	9,870,995
CMO Series 2019-INV3 Class A1
11/25/2059	2.692%	7,471,867	7,472,420
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $79,479,395)			79,720,947

U.S. Treasury Obligations 14.9%

U.S. Treasury
09/15/2021	2.750%	43,471,000	44,304,760
09/30/2021	1.125%	27,407,000	27,185,389
11/30/2021	1.500%	26,933,000	26,897,230
04/15/2022	2.250%	22,378,000	22,708,425
05/15/2022	2.125%	10,783,000	10,916,945
10/15/2022	1.375%	33,500,000	33,298,477
11/15/2022	1.625%	21,480,000	21,495,103
12/15/2022	1.625%	41,374,000	41,416,021
Total U.S. Treasury Obligations (Cost $228,088,296)			228,222,350

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(d),(e)	14,743,485	14,742,010
Total Money Market Funds (Cost $14,742,010)		14,742,010
Total Investments in Securities (Cost: $1,530,518,562)		1,535,508,225
Other Assets & Liabilities, Net		(1,095,341)
Net Assets		1,534,412,884

At December 31, 2019, securities and/or cash totaling $1,630,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	2,029	03/2020	USD	437,249,500	—	(413,100)

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	165

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2019
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(999)	03/2020	USD	(118,490,766)	552,235	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $231,725,361, which represents 15.10% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	98,752,022	2,297,994,457	(2,382,002,994)	14,743,485	13,206	—	906,701	14,742,010
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
166	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	206,466,592	—	206,466,592
Commercial Mortgage-Backed Securities - Agency	—	1,709,185	—	1,709,185
Commercial Mortgage-Backed Securities - Non-Agency	—	6,159,825	—	6,159,825
Residential Mortgage-Backed Securities - Agency	—	998,487,316	—	998,487,316
Residential Mortgage-Backed Securities - Non-Agency	—	79,720,947	—	79,720,947
U.S. Treasury Obligations	228,222,350	—	—	228,222,350
Money Market Funds	14,742,010	—	—	14,742,010
Total Investments in Securities	242,964,360	1,292,543,865	—	1,535,508,225
Investments in Derivatives
Asset
Futures Contracts	552,235	—	—	552,235
Liability
Futures Contracts	(413,100)	—	—	(413,100)
Total	243,103,495	1,292,543,865	—	1,535,647,360
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	167

Portfolio of Investments
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 5.3%
Entertainment 1.7%
Take-Two Interactive Software, Inc.(a)	79,930	9,785,830
Interactive Media & Services 1.7%
IAC/InterActiveCorp(a)	38,880	9,685,397
Media 1.9%
Altice U.S.A., Inc., Class A(a)	416,537	11,388,121
Total Communication Services		30,859,348
Consumer Discretionary 13.2%
Hotels, Restaurants & Leisure 5.6%
Eldorado Resorts, Inc.(a)	151,738	9,049,654
Hilton Worldwide Holdings, Inc.	143,550	15,921,131
Yum China Holdings, Inc.	155,920	7,485,719
Total		32,456,504
Household Durables 1.0%
D.R. Horton, Inc.	111,350	5,873,712
Multiline Retail 0.4%
Dollar Tree, Inc.(a)	25,660	2,413,323
Specialty Retail 3.4%
Ross Stores, Inc.	88,360	10,286,871
Ulta Beauty, Inc.(a)	38,238	9,679,568
Total		19,966,439
Textiles, Apparel & Luxury Goods 2.8%
Carter’s, Inc.	76,978	8,416,774
VF Corp.	76,260	7,600,072
Total		16,016,846
Total Consumer Discretionary		76,726,824
Energy 3.8%
Oil, Gas & Consumable Fuels 3.8%
Marathon Petroleum Corp.	197,454	11,896,604
Pioneer Natural Resources Co.	65,930	9,979,824
Total		21,876,428
Total Energy		21,876,428
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 6.1%
Banks 1.7%
Signature Bank	73,510	10,042,201
Capital Markets 2.7%
MSCI, Inc.	27,053	6,984,544
Tradeweb Markets, Inc., Class A	186,980	8,666,523
Total		15,651,067
Insurance 1.7%
Arthur J Gallagher & Co.	101,950	9,708,698
Total Financials		35,401,966
Health Care 16.3%
Biotechnology 4.6%
Ascendis Pharma A/S ADR(a)	96,270	13,393,082
BioMarin Pharmaceutical, Inc.(a)	89,100	7,533,405
Medicines Co. (The)(a)	67,519	5,735,064
Total		26,661,551
Health Care Equipment & Supplies 8.5%
Cooper Companies, Inc. (The)	33,439	10,743,616
DexCom, Inc.(a)	61,030	13,349,702
IDEXX Laboratories, Inc.(a)	47,505	12,404,981
Masimo Corp.(a)	37,040	5,854,543
STERIS PLC	47,760	7,279,579
Total		49,632,421
Life Sciences Tools & Services 3.2%
ICON PLC(a)	59,180	10,192,572
Mettler-Toledo International, Inc.(a)	10,532	8,354,825
Total		18,547,397
Total Health Care		94,841,369
Industrials 19.2%
Aerospace & Defense 8.4%
L3 Harris Technologies, Inc.	54,501	10,784,113
Teledyne Technologies, Inc.(a)	53,225	18,444,591
TransDigm Group, Inc.	35,260	19,745,600
Total		48,974,304
The accompanying Notes to Financial Statements are an integral part of this statement.
168	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 3.2%
AMETEK, Inc.	115,820	11,551,887
Rockwell Automation, Inc.	35,135	7,120,810
Total		18,672,697
Machinery 1.8%
Ingersoll-Rand PLC	79,980	10,630,942
Professional Services 4.0%
IHS Markit Ltd.(a)	118,129	8,901,020
TransUnion	165,434	14,162,805
Total		23,063,825
Road & Rail 1.8%
JB Hunt Transport Services, Inc.	88,837	10,374,385
Total Industrials		111,716,153
Information Technology 30.5%
IT Services 11.2%
Cognizant Technology Solutions Corp., Class A	157,690	9,779,934
Fidelity National Information Services, Inc.	95,322	13,258,337
Fiserv, Inc.(a)	93,800	10,846,094
FleetCor Technologies, Inc.(a)	29,589	8,513,347
Global Payments, Inc.	95,560	17,445,434
Twilio, Inc., Class A(a)	53,080	5,216,702
Total		65,059,848
Semiconductors & Semiconductor Equipment 4.7%
Applied Materials, Inc.	148,000	9,033,920
Microchip Technology, Inc.	99,640	10,434,301
Xilinx, Inc.	83,750	8,188,237
Total		27,656,458
Software 12.5%
Fortinet, Inc.(a)	99,370	10,608,741
NiCE Ltd., ADR(a)	57,900	8,983,185
Palo Alto Networks, Inc.(a)	47,926	11,082,887
ServiceNow, Inc.(a)	33,783	9,537,617
Common Stocks (continued)
Issuer	Shares	Value ($)
Splunk, Inc.(a)	88,767	13,294,634
SS&C Technologies Holdings, Inc.	131,040	8,045,856
Zendesk, Inc.(a)	143,820	11,020,927
Total		72,573,847
Technology Hardware, Storage & Peripherals 2.1%
NCR Corp.(a)	353,490	12,428,708
Total Information Technology		177,718,861
Materials 1.6%
Chemicals 1.6%
RPM International, Inc.	125,470	9,631,077
Total Materials		9,631,077
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITS) 3.1%
Alexandria Real Estate Equities, Inc.	52,880	8,544,350
SBA Communications Corp.	38,610	9,304,624
Total		17,848,974
Total Real Estate		17,848,974
Total Common Stocks (Cost $454,961,320)		576,621,000

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	4,978,586	4,978,088
Total Money Market Funds (Cost $4,978,088)		4,978,088
Total Investments in Securities (Cost: $459,939,408)		581,599,088
Other Assets & Liabilities, Net		267,457
Net Assets		581,866,545

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	169

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	4,575,841	217,160,609	(216,757,864)	4,978,586	(317)	—	308,438	4,978,088
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
170	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	30,859,348	—	—	30,859,348
Consumer Discretionary	76,726,824	—	—	76,726,824
Energy	21,876,428	—	—	21,876,428
Financials	35,401,966	—	—	35,401,966
Health Care	94,841,369	—	—	94,841,369
Industrials	111,716,153	—	—	111,716,153
Information Technology	177,718,861	—	—	177,718,861
Materials	9,631,077	—	—	9,631,077
Real Estate	17,848,974	—	—	17,848,974
Total Common Stocks	576,621,000	—	—	576,621,000
Money Market Funds	4,978,088	—	—	4,978,088
Total Investments in Securities	581,599,088	—	—	581,599,088
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	171

Portfolio of Investments
CTIVP® – William Blair International Leaders Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.6%
Issuer	Shares	Value ($)
Australia 5.2%
Aristocrat Leisure Ltd.	505,776	11,951,057
CSL Ltd.	120,048	23,275,155
Macquarie Group Ltd.	227,836	22,064,614
Total		57,290,826
Canada 7.7%
Brookfield Asset Management, Inc., Class A	443,599	25,640,022
Canadian National Railway Co.	279,631	25,296,102
Dollarama, Inc.	337,438	11,597,442
Toronto-Dominion Bank (The)	375,982	21,087,189
Total		83,620,755
China 9.2%
Alibaba Group Holding Ltd., ADR(a)	160,828	34,111,619
China Merchants Bank Co., Ltd., Class H	4,137,500	21,271,420
NetEase, Inc., ADR	57,260	17,558,206
TAL Education Group, ADR(a)	73,628	3,548,870
Tencent Holdings Ltd.	506,600	24,406,042
Total		100,896,157
Denmark 6.4%
Coloplast A/S, Class B	154,463	19,162,844
DSV PANALPINA A/S	81,584	9,402,823
Novo Nordisk A/S, Class B	365,474	21,178,792
Ørsted A/S	192,136	19,871,613
Total		69,616,072
Finland 0.4%
Neste OYJ	134,886	4,693,376
France 9.1%
Airbus Group SE	174,034	25,542,144
Capgemini SE	152,349	18,633,027
LVMH Moet Hennessy Louis Vuitton SE	63,151	29,425,455
Safran SA	164,792	25,453,667
Total		99,054,293
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 4.6%
Infineon Technologies AG	781,508	17,657,673
Rational AG	16,192	12,971,682
SAP SE	146,046	19,657,536
Total		50,286,891
Hong Kong 4.3%
AIA Group Ltd.	3,077,800	32,372,197
Galaxy Entertainment Group Ltd.	1,935,000	14,244,724
Total		46,616,921
India 2.5%
Housing Development Finance Corp., Ltd.	510,620	17,265,315
Reliance Industries Ltd.	472,289	10,018,248
Total		27,283,563
Ireland 1.8%
Kingspan Group PLC	330,072	20,159,663
Israel 1.4%
Check Point Software Technologies Ltd.(a)	137,631	15,271,536
Italy 0.5%
Ferrari NV	35,564	5,904,892
Japan 10.5%
Asahi Intecc Co., Ltd.	197,900	5,794,758
Daikin Industries Ltd.	125,700	17,734,992
Hoya Corp.	186,500	17,803,671
Keyence Corp.	81,840	28,737,181
Nitori Co., Ltd.	60,200	9,502,652
Shiseido Co., Ltd.	241,600	17,156,014
SMC Corp.	40,300	18,429,812
Total		115,159,080
Luxembourg 0.6%
Tenaris SA	583,354	6,609,362
Netherlands 3.1%
Adyen NV(a)	15,909	13,086,679
Koninklijke Philips NV	416,024	20,336,797
Total		33,423,476
The accompanying Notes to Financial Statements are an integral part of this statement.
172	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – William Blair International Leaders Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 3.3%
ACS Actividades de Construccion y Servicios SA	400,032	16,046,947
Amadeus IT Group SA, Class A	247,353	20,257,411
Total		36,304,358
Sweden 3.8%
Atlas Copco AB, Class A	580,107	23,155,360
Hexagon AB, Class B	332,251	18,623,103
Total		41,778,463
Switzerland 7.2%
Lonza Group AG, Registered Shares(a)	68,154	24,863,086
Partners Group Holding AG	21,731	19,917,055
Sika AG	87,105	16,357,929
Temenos AG(a)	108,685	17,192,808
Total		78,330,878
Taiwan 3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,118,000	34,509,493
United Kingdom 12.3%
Abcam PLC	246,544	4,415,255
Compass Group PLC	707,686	17,735,867
Diageo PLC	420,702	17,726,991
Common Stocks (continued)
Issuer	Shares	Value ($)
Experian PLC	707,535	23,985,065
London Stock Exchange Group PLC	212,025	21,790,247
RELX PLC	822,012	20,750,336
Segro PLC	1,571,328	18,710,543
St. James’s Place PLC	604,429	9,317,118
Total		134,431,422
United States 0.5%
lululemon athletica, Inc.(a)	24,270	5,622,631
Total Common Stocks (Cost $902,606,399)		1,066,864,108

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	23,671,108	23,668,741
Total Money Market Funds (Cost $23,668,741)		23,668,741
Total Investments in Securities (Cost $926,275,140)		1,090,532,849
Other Assets & Liabilities, Net		2,689,418
Net Assets		$1,093,222,267

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	23,136,908	892,544,992	(892,010,792)	23,671,108	(574)	—	630,912	23,668,741
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	173

Portfolio of Investments   (continued)
CTIVP® – William Blair International Leaders Fund, December 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	57,290,826	—	57,290,826
Canada	83,620,755	—	—	83,620,755
China	55,218,695	45,677,462	—	100,896,157
Denmark	—	69,616,072	—	69,616,072
Finland	—	4,693,376	—	4,693,376
France	—	99,054,293	—	99,054,293
Germany	—	50,286,891	—	50,286,891
Hong Kong	—	46,616,921	—	46,616,921
India	—	27,283,563	—	27,283,563
Ireland	—	20,159,663	—	20,159,663
Israel	15,271,536	—	—	15,271,536
Italy	—	5,904,892	—	5,904,892
Japan	—	115,159,080	—	115,159,080
Luxembourg	—	6,609,362	—	6,609,362
Netherlands	—	33,423,476	—	33,423,476
Spain	—	36,304,358	—	36,304,358
Sweden	—	41,778,463	—	41,778,463
Switzerland	—	78,330,878	—	78,330,878
Taiwan	—	34,509,493	—	34,509,493
The accompanying Notes to Financial Statements are an integral part of this statement.
174	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
CTIVP® – William Blair International Leaders Fund, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	—	134,431,422	—	134,431,422
United States	5,622,631	—	—	5,622,631
Total Common Stocks	159,733,617	907,130,491	—	1,066,864,108
Money Market Funds	23,668,741	—	—	23,668,741
Total Investments in Securities	183,402,358	907,130,491	—	1,090,532,849
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	175

Portfolio of Investments
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.6%
Issuer	Shares	Value ($)
Australia 4.2%
carsales.com Ltd.	133,803	1,560,381
Cleanaway Waste Management Ltd.	516,953	729,635
Evolution Mining Ltd.	389,495	1,035,447
National Storage REIT	864,376	1,112,885
Star Entertainment Group Ltd. (The)	367,232	1,184,692
Total		5,623,040
Belgium 0.7%
Melexis NV	11,722	884,223
Brazil 2.1%
Sul America SA	97,700	1,455,287
TOTVS SA	82,000	1,315,808
Total		2,771,095
Cambodia 0.9%
NagaCorp Ltd.	735,000	1,283,673
Canada 3.1%
AG Growth International, Inc.	19,816	708,679
CES Energy Solutions Corp.	293,706	526,999
Osisko Gold Royalties Ltd.	56,293	547,085
Parex Resources, Inc.(a)	43,035	800,351
Pason Systems, Inc.	16,272	164,280
Seven Generations Energy Ltd.(a)	126,162	822,912
Winpak Ltd.	17,062	617,283
Total		4,187,589
China 0.8%
Minth Group Ltd.	183,000	646,188
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a)	334,500	437,999
Total		1,084,187
Cyprus 0.3%
TCS Group Holding PLC, GDR(b)	17,999	386,978
Denmark 2.2%
SimCorp AS	25,544	2,904,536
Common Stocks (continued)
Issuer	Shares	Value ($)
France 2.2%
Akka Technologies	28,291	2,086,918
Robertet SA	890	921,443
Total		3,008,361
Germany 6.7%
Corestate Capital Holding SA(a)	22,479	945,551
Deutsche Beteiligungs AG	15,220	673,501
Eckert & Ziegler Strahlen- und Medizintechnik AG	4,540	964,304
Hypoport AG(a)	4,029	1,421,343
Stroeer SE & Co. KGaA	14,897	1,200,191
Varta AG(a)	18,866	2,557,606
Washtec AG	20,607	1,241,269
Total		9,003,765
Hong Kong 2.3%
ASM Pacific Technology Ltd.	61,200	849,479
Stella International Holdings Ltd.	449,500	721,064
Value Partners Group Ltd.	781,000	481,401
Vitasoy International Holdings Ltd.	280,000	1,015,733
Total		3,067,677
India 1.6%
Cholamandalam Investment and Finance Co., Ltd.	155,917	667,425
PI Industries Ltd.	29,673	601,083
Zee Entertainment Enterprises Ltd.	211,235	864,731
Total		2,133,239
Indonesia 1.1%
PT Link Net Tbk	2,015,600	574,952
PT Tower Bersama Infrastructure Tbk	9,629,500	852,536
Total		1,427,488
Ireland 1.2%
UDG Healthcare PLC	148,338	1,585,951
Italy 4.2%
Amplifon SpA	32,657	939,844
Carel Industries SpA	102,741	1,597,290
Freni Brembo SpA	116,180	1,442,451
Industria Macchine Automatiche SpA	22,508	1,618,749
Total		5,598,334
The accompanying Notes to Financial Statements are an integral part of this statement.
176	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 21.1%
Aeon Credit Service Co., Ltd.	33,800	532,574
Aeon Mall Co., Ltd.	83,000	1,472,215
Aica Kogyo Co., Ltd.	18,800	620,355
Aruhi Corp.	33,700	691,970
Azbil Corp.	39,384	1,109,279
CyberAgent, Inc.	46,500	1,619,864
Daiseki Co., Ltd.	26,300	756,644
Fuji Oil Holdings, Inc.	43,600	1,172,811
Fuso Chemical Co., Ltd.	40,800	1,205,794
Glory Ltd.	32,100	970,031
Invesco Office J-REIT, Inc.	3,712	768,896
KH Neochem Co., Ltd.	59,700	1,272,992
Koei Tecmo Holdings Co., Ltd.	27,200	710,177
Mandom Corp.	46,300	1,265,743
Milbon Co., Ltd.	17,300	980,963
Miura Co., Ltd.	25,300	874,182
Nihon Unisys Ltd.	22,400	702,666
NSD Co., Ltd.	74,800	1,231,674
Persol Holdings Co., Ltd.	30,600	573,479
SCSK Corp.	12,200	632,623
Seiren Co., Ltd.	137,500	1,976,530
Seria Co., Ltd.	38,100	1,037,978
Sohgo Security Services Co., Ltd.	11,400	617,024
Solasto Corp.	130,000	1,520,775
TechnoPro Holdings, Inc.	14,100	984,054
Ushio, Inc.	49,600	735,472
Valqua Ltd.	61,700	1,477,869
Yokogawa Electric Corp.	51,200	899,127
Total		28,413,761
Malta 0.6%
Kindred Group PLC	127,845	782,929
Mexico 1.1%
Corporación Inmobiliaria Vesta SAB de CV	425,500	767,847
Qualitas Controladora SAB de CV	180,974	762,278
Total		1,530,125
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 2.5%
Aalberts NV	22,403	1,008,311
Argenx SE, ADR(a)	7,238	1,161,844
IMCD NV	13,500	1,182,020
Total		3,352,175
New Zealand 1.2%
Restaurant Brands New Zealand Ltd.(a)	175,812	1,651,075
Philippines 0.5%
Security Bank Corp.	165,660	637,354
Poland 0.8%
KRUK SA	24,604	1,086,262
Russian Federation 0.9%
TCS Group Holding PLC, GDR	54,714	1,176,351
Singapore 1.5%
Mapletree Commercial Trust	1,144,878	2,035,883
South Africa 1.0%
Clicks Group Ltd.	43,802	802,453
PSG Group Ltd.	34,095	570,019
Total		1,372,472
South Korea 3.0%
DoubleUGames Co., Ltd.(a)	20,217	868,746
Koh Young Technology, Inc.(a)	19,387	1,766,669
Korea Investment Holdings Co., Ltd.(a)	22,989	1,435,697
Total		4,071,112
Spain 0.8%
Befesa SA	26,979	1,146,918
Sweden 7.6%
AddTech AB, Class B	50,688	1,639,749
Dometic Group AB(b)	141,903	1,431,283
Dustin Group AB	121,511	974,932
Sectra AB, Class B(a)	31,969	1,342,933
Sweco AB, Class B	91,100	3,512,155
Trelleborg AB, Class B	76,648	1,379,811
Total		10,280,863

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	177

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 2.3%
Belimo Holding AG, Registered Shares	148	1,114,817
Inficon Holding AG	1,391	1,104,550
Kardex AG	5,613	945,360
Total		3,164,727
Taiwan 4.1%
Basso Industry Corp.	235,000	385,590
Getac Technology Corp.	389,000	606,588
Grape King Bio Ltd.	90,000	585,520
Parade Technologies Ltd.	51,000	1,048,356
Silergy Corp.	12,500	398,004
Sinbon Electronics Co., Ltd.	268,000	1,107,854
Voltronic Power Technology Corp.	61,375	1,465,116
Total		5,597,028
Thailand 0.6%
Muangthai Capital PCL, Foreign Registered Shares	402,900	856,293
United Kingdom 10.3%
Abcam PLC	59,251	1,061,102
Dechra Pharmaceuticals PLC	56,808	2,184,269
Genus PLC	28,517	1,201,153
Common Stocks (continued)
Issuer	Shares	Value ($)
Intermediate Capital Group PLC	97,238	2,073,984
Rightmove PLC	154,304	1,294,788
Safestore Holdings PLC	150,248	1,604,089
Spectris PLC	29,486	1,136,321
Vivo Energy PLC	285,727	467,794
WH Smith PLC	69,338	2,389,650
Zotefoams PLC	75,861	447,160
Total		13,860,310
United States 1.1%
Inter Parfums, Inc.	20,852	1,516,149
Total Common Stocks (Cost $109,028,159)		127,481,923

Money Market Funds 5.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(c),(d)	6,716,402	6,715,730
Total Money Market Funds (Cost $6,715,944)		6,715,730
Total Investments in Securities (Cost $115,744,103)		134,197,653
Other Assets & Liabilities, Net		533,618
Net Assets		$134,731,271

At December 31, 2019, securities and/or cash totaling $252,600 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	44	03/2020	USD	4,480,300	1,789	—
MSCI Emerging Markets Index	21	03/2020	USD	1,176,210	16,791	—
Total					18,580	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $1,818,261, which represents 1.35% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
178	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2019
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	4,079,789	32,861,011	(30,224,398)	6,716,402	103	(214)	97,111	6,715,730
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	179

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	5,623,040	—	5,623,040
Belgium	—	884,223	—	884,223
Brazil	2,771,095	—	—	2,771,095
Cambodia	—	1,283,673	—	1,283,673
Canada	4,187,589	—	—	4,187,589
China	—	1,084,187	—	1,084,187
Cyprus	—	386,978	—	386,978
Denmark	—	2,904,536	—	2,904,536
France	—	3,008,361	—	3,008,361
Germany	—	9,003,765	—	9,003,765
Hong Kong	—	3,067,677	—	3,067,677
India	—	2,133,239	—	2,133,239
Indonesia	—	1,427,488	—	1,427,488
Ireland	—	1,585,951	—	1,585,951
Italy	—	5,598,334	—	5,598,334
Japan	—	28,413,761	—	28,413,761
Malta	—	782,929	—	782,929
Mexico	1,530,125	—	—	1,530,125
Netherlands	1,161,844	2,190,331	—	3,352,175
New Zealand	—	1,651,075	—	1,651,075
Philippines	—	637,354	—	637,354
Poland	—	1,086,262	—	1,086,262
Russian Federation	—	1,176,351	—	1,176,351
Singapore	—	2,035,883	—	2,035,883
South Africa	—	1,372,472	—	1,372,472
South Korea	—	4,071,112	—	4,071,112
Spain	—	1,146,918	—	1,146,918
Sweden	—	10,280,863	—	10,280,863
Switzerland	—	3,164,727	—	3,164,727
Taiwan	—	5,597,028	—	5,597,028
Thailand	—	856,293	—	856,293
United Kingdom	—	13,860,310	—	13,860,310
United States	1,516,149	—	—	1,516,149
Total Common Stocks	11,166,802	116,315,121	—	127,481,923
Money Market Funds	6,715,730	—	—	6,715,730
Total Investments in Securities	17,882,532	116,315,121	—	134,197,653
Investments in Derivatives
Asset
Futures Contracts	18,580	—	—	18,580
Total	17,901,112	116,315,121	—	134,216,233
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
180	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust
Series 2019
11/25/2049	2.579%	1,862,334	1,862,403
Total Asset-Backed Securities — Agency (Cost $1,862,320)			1,862,403

Asset-Backed Securities — Non-Agency 10.3%

Academic Loan Funding Trust(a),(b)
Series 2013-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/26/2044	2.592%	862,454	861,980
American Credit Acceptance Receivables Trust(a)
Series 2016-4
02/13/2023	2.910%	41,290	41,295
American Tower Trust I(a)
Series 13 Class 2A
03/15/2023	3.070%	1,900,000	1,924,907
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class B
02/18/2022	2.300%	1,107,000	1,107,823
Series 2017-1 Class C
08/18/2022	2.710%	594,000	597,607
Series 2017-1 Class D
01/18/2023	3.130%	1,332,000	1,347,893
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2017-1A Class A
09/20/2023	3.070%	613,000	623,494
Series 2019-2A Class A
09/22/2025	3.350%	2,496,000	2,571,169
Series 2019-3A Class A
03/20/2026	2.360%	3,718,000	3,676,848
Business Jet Securities LLC(a)
Series 2018-1 Class A
02/15/2033	4.335%	1,260,628	1,274,573
Series 2018-2 Class A
06/15/2033	4.447%	1,748,162	1,774,382
Series 2019-1 Class A
07/15/2034	4.212%	4,101,187	4,209,952
BXG Receivables Note Trust(a)
Series 2012-A Class A
12/02/2027	2.660%	98,045	98,035
Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/2023	2.250%	926,000	926,988
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital Auto Receivables Asset Trust(a)
Series 2018-1 Class A3
01/20/2022	2.790%	2,260,611	2,265,880
Carvana Auto Receivables Trust(a)
Series 2019-2A Class A3
03/15/2023	2.580%	3,373,000	3,386,457
Series 2019-2A Class C
06/17/2024	3.000%	4,000,000	4,008,965
Subordinated Series 2019-3A Class D
04/15/2025	3.040%	4,440,000	4,435,927
Chase Funding Trust(b)
Series 2003-2 Class 2A2
1-month USD LIBOR + 0.560% Floor 0.560% 02/25/2033	2.352%	629,361	605,257
Chase Funding Trust(c)
Series 2003-4 Class 1A5
05/25/2033	5.916%	336,573	344,137
Series 2003-6 Class 1A5
11/25/2034	5.850%	294,676	307,397
College Ave Student Loans LLC(a),(b)
Series 2017-A Class A1
1-month USD LIBOR + 1.650% Floor 1.650% 11/26/2046	3.442%	954,337	958,487
College Ave. Student Loans LLC(a)
Series 2018-A Class A2
12/26/2047	4.130%	777,869	810,112
Series 2019-A Class A2
12/28/2048	3.280%	761,754	761,774
Conix Mortgage Asset Trust(a),(d),(e),(f)
Series 2013-1 Class A
12/25/2047	4.704%	1,078,519	36,670
COOF Securitization Trust Ltd.(a),(c),(f),(g)
CMO Series 2014-1 Class A
06/25/2040	2.831%	672,615	54,549
CPS Auto Receivables Trust(a)
Series 2015-A Class C
02/16/2021	4.000%	65,735	65,835
Series 2015-C Class D
08/16/2021	4.630%	1,101,600	1,110,258
Subordinated, Series 2015-B Class C
05/17/2021	4.200%	829,172	831,815
Subordinated, Series 2016-C Class C
06/15/2022	3.270%	271,059	271,219
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	181

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Acceptance Auto Loan Trust(a)
Series 2017-1A Class A
10/15/2025	2.560%	49,673	49,670
Series 2018-1A Class A
02/16/2027	3.010%	1,138,000	1,142,167
Subordinated, Series 2017-1A Class B
12/15/2025	3.040%	740,000	741,330
Subordinated, Series 2017-1A Class C
02/17/2026	3.480%	620,000	619,811
Subordinated, Series 2017-2A Class C
06/15/2026	3.350%	344,000	345,203
Diamond Resorts Owner Trust(a)
Series 2017-1A Class A
10/22/2029	3.270%	599,042	608,442
Series 2018-1 Class A
01/21/2031	3.700%	1,130,466	1,156,587
Drive Auto Receivables Trust(a)
Series 2017-AA Class C
01/18/2022	2.980%	79,643	80,402
Subordinated, Series 2015-DA Class D
01/17/2023	4.590%	746,196	746,121
Subordinated, Series 2016-CA Class D
03/15/2024	4.180%	2,761,677	2,796,010
Subordinated, Series 2017-3 Class D
12/15/2023	3.530%	3,600,000	3,633,126
Subordinated, Series 2017-AA Class D
05/15/2024	4.160%	1,677,000	1,697,519
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	2,518,000	2,541,664
Subordinated Series 2018-3 Class C
09/16/2024	3.720%	2,182,000	2,199,928
Subordinated Series 2019-1 Class D
06/15/2026	4.090%	970,000	998,914
Subordinated, Series 2017-1 Class C
04/15/2022	2.840%	46,139	46,134
Subordinated, Series 2017-1 Class D
03/15/2023	3.840%	1,710,000	1,728,293
Subordinated, Series 2017-2 Class C
09/15/2023	2.750%	181,803	181,900
DT Asset Trust(a),(f)
Series 2017-B Class A
12/16/2022	5.840%	1,500,000	1,501,225
DT Auto Owner Trust(a)
Series 2017-3A Class D
05/15/2023	3.580%	724,000	728,203
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-4A Class C
07/15/2025	2.730%	2,895,000	2,889,863
Subordinated, Series 2016-4A
10/17/2022	3.770%	873,182	877,153
Subordinated, Series 2017-1A Class D
11/15/2022	3.550%	1,206,473	1,212,874
ENGS Commercial Finance Trust(a)
Series 2016-1A Class A2
02/22/2022	2.630%	114,847	114,904
Exeter Automobile Receivables Trust(a)
Series 2017-1A Class C
12/15/2022	3.950%	810,000	815,677
Series 2018-4A Class B
11/15/2022	3.640%	979,000	983,831
Subordinated, Series 2016-1A Class C
10/15/2021	5.520%	471,654	472,945
Subordinated, Series 2016-3A Class B
08/16/2021	2.840%	15,571	15,570
First Investors Auto Owner Trust(a)
Series 2015-2A Class D
12/15/2021	4.220%	280,000	281,245
Flagship Credit Auto Trust(a)
Series 2016-1 Class C
06/15/2022	6.220%	3,000,000	3,074,768
Series 2019-2 Class A
10/16/2023	2.830%	3,538,856	3,560,110
Series 2019-4 Class D
01/15/2026	3.120%	3,600,000	3,584,368
Subordinated, Series 2015-3 Class C
03/15/2022	4.650%	688,622	694,148
Subordinated, Series 2016-4 Class C
11/15/2022	2.710%	1,312,000	1,313,299
Ford Credit Auto Owner Trust(a)
Series 2017-1 Class A
08/15/2028	2.620%	1,719,000	1,738,681
Series 2017-2 Class A
03/15/2029	2.360%	3,567,000	3,589,452
Series 2018-1 Class A
07/15/2031	3.190%	4,638,000	4,816,880
Series 2018-2 Class A
01/15/2030	3.470%	1,956,000	2,042,890
Series 2019-1 Class A
07/15/2030	3.520%	2,093,000	2,194,382
Ford Credit Floorplan Master Owner Trust A(b)
Series 2019-3 Class A2
1-month USD LIBOR + 0.600% 09/15/2024	2.340%	778,000	780,926

The accompanying Notes to Financial Statements are an integral part of this statement.
182	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Floorplan Master Owner Trust A
Series 2019-4 Class A
09/15/2026	2.440%	1,285,000	1,288,271
FORT CRE LLC(a),(b)
Series 2018-1A Class D
1-month USD LIBOR + 3.430% Floor 3.430% 11/21/2035	5.215%	6,025,000	6,019,370
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	1,357,565	1,377,665
Franklin Limited Duration Income Trust(a),(c),(f)
Series 2019-1 Class A
08/15/2020	5.500%	3,936,000	3,937,337
FREED ABS Trust(a)
Series 2018-1 Class A
07/18/2024	3.610%	419,141	420,901
Series 2018-2 Class A
10/20/2025	3.990%	1,055,305	1,062,919
Series 2019-2 Class A
11/18/2026	2.620%	1,650,318	1,650,050
GLS Auto Receivables Issuer Trust(a)
Series 2019-1A Class A
01/17/2023	3.370%	659,077	662,880
GMAT Trust(a),(c)
Series 2013-1A Class A
11/25/2043	6.967%	11,540	11,590
Gold Key Resorts(a)
Series 2014-A Class A
03/17/2031	3.220%	170,618	170,707
Goodgreen(a)
Series 2019-2A Class A
04/15/2055	2.760%	2,171,107	2,152,492
Goodgreen Trust(a)
Series 2017-1A Class A
10/15/2052	3.740%	329,770	339,899
Series 2017-2A Class A
10/15/2053	3.260%	1,652,509	1,676,015
Series 2017-R1A Class R
10/20/2052	5.000%	2,685,173	2,649,219
Hero Funding(a)
Series 2017-3A Class A2
09/20/2048	3.950%	1,437,814	1,468,570
HERO Funding Trust(a)
Series 2016-3A Class A1
09/20/2042	3.080%	780,605	783,938
Series 2017-1A Class A2
09/20/2047	4.460%	1,055,933	1,102,243
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Vehicle Financing II LP(a)
Series 2015-3A Class A
09/25/2021	2.670%	1,750,000	1,754,733
Series 2016-2A Class A
03/25/2022	2.950%	2,059,000	2,074,325
Series 2016-4A Class A
07/25/2022	2.650%	7,023,000	7,060,150
Series 2017-1A Class A
10/25/2021	2.960%	2,802,000	2,816,332
Series 2017-2A Class A
10/25/2023	3.290%	1,598,000	1,634,504
Series 2018-1A Class A
02/25/2024	3.290%	644,000	658,186
Series 2019-1A Class A
03/25/2023	3.710%	2,775,000	2,848,840
Series 2019-2A Class A
05/25/2025	3.420%	2,525,000	2,601,097
Series 2019-3A Class A
12/26/2025	2.670%	3,028,000	3,018,816
Hertz Vehicle Financing LLC(a)
Series 2018-2A Class A
06/27/2022	3.650%	1,415,000	1,438,012
Series 2018-3A Class A
07/25/2024	4.030%	1,833,000	1,917,990
Hilton Grand Vacations Trust(a)
Series 2017-AA Class A
12/26/2028	2.660%	552,377	554,165
Kabbage Funding LLC(a)
Series 2019-1 Class A
03/15/2024	3.825%	5,428,000	5,499,510
LendingPoint Asset Securitization Trust(a)
Series 2019-2 Class A
11/10/2025	3.071%	4,411,749	4,412,294
Lendmark Funding Trust(a)
Subordinated Series 2019-1A Class C
12/20/2027	3.900%	3,600,000	3,610,082
LL ABS Trust(a)
Series 2019-1A Class A
03/15/2027	2.870%	2,350,000	2,350,097
LV Tower 52 Issuer(a),(f)
Series 2013-1 Class A
02/15/2023	5.750%	3,193,908	3,209,878
Series 2013-1 Class M
02/15/2023	7.750%	1,213,600	1,225,700
Mariner Finance Issuance Trust(a)
Series 2019-AA Class B
07/20/2032	3.510%	2,115,000	2,115,365

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	183

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-AA Class C
07/20/2032	4.010%	5,560,000	5,562,004
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class M1
10/15/2040	6.083%	996,505	1,102,409
Series 2010-1 Class M
12/15/2045	5.250%	499,501	518,477
Navient Private Education Loan Trust(a),(b)
Series 2014-AA Class A3
1-month USD LIBOR + 1.600% 10/15/2031	3.340%	2,731,000	2,784,583
Series 2016-AA Class A2B
1-month USD LIBOR + 2.150% 12/15/2045	3.890%	3,267,537	3,377,969
Navient Private Education Loan Trust(a)
Series 2018-BA Class A2A
12/15/2059	3.610%	1,444,000	1,479,707
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A2
02/18/2042	3.190%	604,000	616,738
Series 2018-CA Class A2
06/16/2042	3.520%	649,000	673,036
Series 2018-DA Class A2A
12/15/2059	4.000%	3,395,000	3,501,323
Series 2019-A Class A2A
01/15/2043	3.420%	3,873,000	3,958,727
Series 2019-CA Class A2
02/15/2068	3.130%	3,916,000	3,943,028
Series 2019-D Class A2A
12/15/2059	3.010%	3,183,000	3,177,884
Series 2019-FA Class A2
08/15/2068	2.600%	3,711,000	3,714,501
Series 2019-GA Class A
10/15/2068	2.400%	3,617,000	3,599,927
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	2.302%	1,359,934	1,335,956
Series 2015-1 Class A2
1-month USD LIBOR + 0.600% Floor 0.600% 04/25/2040	2.392%	1,160,137	1,136,876
Navient Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.700% 02/25/2070	2.492%	10,017,099	9,866,493
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-3A Class A2
1-month USD LIBOR + 0.850% 06/25/2065	2.642%	297,254	297,592
Series 2017-5A Class A
1-month USD LIBOR + 0.800% 07/26/2066	2.592%	1,904,543	1,875,518
Series 2019-3A Class A
1-month USD LIBOR + 0.830% Floor 0.830% 07/25/2068	2.538%	7,424,892	7,424,885
Series 2019-4A Class A2
1-month USD LIBOR + 0.810% Floor 0.810% 07/25/2068	2.899%	3,709,000	3,708,996
Navient Student Loan Trust(a)
Series 2018-EA Class A2
12/15/2059	4.000%	1,791,000	1,853,575
Series 2019-BA Class A2A
12/15/2059	3.390%	2,597,000	2,684,574
NCUA Guaranteed Notes(b)
CMO Series 2010-A1 Class A
1-month USD LIBOR + 0.350% Floor 0.350% 12/07/2020	2.068%	64,600	64,580
Nelnet Student Loan Trust(b)
Series 2004-3 Class A5
3-month USD LIBOR + 0.180% 10/27/2036	2.120%	424,758	411,785
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	2.100%	3,036,511	2,966,465
Series 2005-1 Class A5
3-month USD LIBOR + 0.110% Floor 0.110% 10/25/2033	2.050%	2,695,891	2,622,262
Series 2005-2 Class A5
3-month USD LIBOR + 0.100% Floor 0.100% 03/23/2037	2.028%	6,345,243	6,153,433
Series 2005-3 Class A5
3-month USD LIBOR + 0.120% Floor 0.120% 12/24/2035	2.048%	8,133,027	7,973,673
Series 2005-4 Class A4
3-month USD LIBOR + 0.180% Floor 0.180% 03/22/2032	2.108%	614,046	588,810

The accompanying Notes to Financial Statements are an integral part of this statement.
184	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nelnet Student Loan Trust(a),(b)
Series 2012-2A Class A
1-month USD LIBOR + 0.800% 12/26/2033	2.592%	829,244	823,339
Series 2016-1A Class A
1-month USD LIBOR + 0.800% 09/25/2065	2.592%	1,880,449	1,885,669
Series 2017-2A Class A
1-month USD LIBOR + 0.770% Floor 0.770% 09/25/2065	2.562%	2,166,132	2,133,748
OnDeck Asset Securitization Trust LLC(a)
Series 2018-1A Class A
04/18/2022	3.500%	1,826,000	1,828,094
OneMain Financial Issuance Trust(a)
Series 2016-1A Class A
02/20/2029	3.660%	380,563	381,319
Oportun Funding VI LLC(a)
Series 2017-A Class A
06/08/2023	3.230%	838,000	838,365
Oportun Funding VIII LLC(a)
Series 2018-A Class A
03/08/2024	3.610%	2,978,000	3,019,806
Oportun Funding X LLC(a)
Series 2018-C Class A
10/08/2024	4.100%	4,604,000	4,692,731
Progress Residential Trust(a)
Series 2015-SFR3 Class A
11/12/2032	3.067%	5,384,769	5,369,856
Series 2015-SFR3 Class D
11/12/2032	4.673%	1,295,000	1,293,100
Series 2015-SFR3 Class E
11/12/2032	5.660%	1,000,000	998,614
Purchasing Power Funding LLC(a)
Series 2018-A Class A
08/15/2022	3.340%	4,260,000	4,266,257
Renew(a)
Series 2017-1A Class A
09/20/2052	3.670%	424,377	435,396
Santander Drive Auto Receivables Trust(a)
Subordinated Series 2015-5 Class E
02/15/2023	4.670%	3,200,000	3,208,877
Santander Retail Auto Lease Trust(a)
Series 2018-A Class A3
05/20/2021	2.930%	1,581,631	1,586,161
Santander Revolving Auto Loan Trust(a)
Series 2019-A Class A
01/26/2032	2.510%	5,876,000	5,849,406
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SART(f)
Series 2017-1 Class X
11/17/2025	4.750%	2,889,284	2,947,070
SART(a),(f)
Series 2018-1 Class A
06/15/2025	4.750%	3,568,251	3,639,617
SLM Student Loan Trust(a),(b)
Series 2003-1 Class A5C
3-month USD LIBOR + 0.750% Floor 0.750% 12/15/2032	2.644%	627,678	609,397
SLM Student Loan Trust(b)
Series 2007-2 Class A4
3-month USD LIBOR + 0.060% 07/25/2022	2.000%	2,212,012	2,149,751
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	2.742%	3,137,790	3,081,664
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	2.492%	6,649,033	6,477,008
SMB Private Education Loan Trust(a)
Series 2015-B Class A2A
07/15/2027	2.980%	2,564,344	2,576,907
Series 2016-A Class A2A
05/15/2031	2.700%	2,123,998	2,129,033
Series 2018-C Class A2A
11/15/2035	3.630%	1,704,000	1,760,115
Series 2019-A Class A2A
07/15/2036	3.440%	5,028,000	5,117,326
SMB Private Education Loan Trust(a),(b)
Series 2015-C Class A2B
1-month USD LIBOR + 1.400% Floor 1.400% 07/15/2027	3.140%	142,112	143,101
Series 2016-A Class A2B
1-month USD LIBOR + 1.500% 05/15/2031	3.240%	1,264,730	1,276,264
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	3.190%	2,664,510	2,684,805
Series 2016-C Class A2B
1-month USD LIBOR + 1.100% Floor 1.100% 09/15/2034	2.840%	460,382	461,326
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 09/15/2034	2.640%	3,790,727	3,787,265

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	185

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-B Class A2B
1-month USD LIBOR + 0.750% Floor 0.750% 10/15/2035	2.490%	2,002,309	2,004,491
SoFi Consumer Loan Program LLC(a)
Series 2016-2A Class A
10/27/2025	3.090%	183,358	183,745
SoFi Professional Loan Program LLC(a),(b)
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	2.392%	819,245	817,086
Series 2017-E Class A1
1-month USD LIBOR + 0.500% 11/26/2040	2.292%	157,645	157,645
SoFi Professional Loan Program LLC(a)
Series 2017-D Class A2FX
09/25/2040	2.650%	652,306	655,546
Series 2017-E Class A2B
11/26/2040	2.720%	2,807,000	2,828,470
Series 2018-A Class A2B
02/25/2042	2.950%	945,000	955,399
SoFi Professional Loan Program Trust(a)
Series 2018-B Class A2FX
08/25/2047	3.340%	2,400,000	2,451,924
Synchrony Card Funding LLC
Series 2019-A1 Class A
03/17/2025	2.950%	4,541,000	4,624,889
Series 2019-A2 Class A
06/16/2025	2.340%	4,550,000	4,591,707
Synchrony Card Issuance Trust
Series 2018-A1 Class A1
09/15/2024	3.380%	2,000,000	2,044,757
Tricolor Auto Securitization Trust(a)
Series 2018-1A Class A
12/15/2020	5.050%	641,755	646,015
Series 2018-2A Class A
10/15/2021	3.960%	1,535,359	1,541,265
Subordinated Series 2018-2A Class B
02/15/2022	4.760%	1,927,905	1,950,629
Tricon American Homes Trust(a)
Series 2016-SFR1 Class A
11/17/2033	2.589%	1,661,773	1,657,767
Upgrade Receivables Trust(a)
Series 2018-1A Class A
11/15/2024	3.760%	237,615	238,120
US Auto Funding LLC(a)
Series 2018-1A Class A
07/15/2023	5.500%	1,273,559	1,297,935
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USASF Receivables LLC(a),(f)
Series 2017-1 Class A
09/15/2030	5.750%	331,769	333,428
Verizon Owner Trust
Series 2019-C Class A1A
04/22/2024	1.940%	4,976,000	4,969,887
VM Debt LLC(a),(f)
Series 2019-1 Class A1A
06/17/2024	7.500%	2,800,000	2,800,000
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	819,570	842,082
Westgate Resorts LLC(a)
Series 2017-1A Class B
12/20/2030	3.050%	427,053	428,570
Westlake Automobile Receivables Trust(a)
Series 2017-1A Class C
10/17/2022	2.700%	100,212	100,243
World Financial Network Credit Card Master Trust
Series 2018-B Class A
07/15/2025	3.460%	896,000	916,488
Series 2019-A Class A
12/15/2025	3.140%	2,546,000	2,600,407
Series 2019-C Class A
07/15/2026	2.210%	3,636,000	3,642,402
Total Asset-Backed Securities — Non-Agency (Cost $387,661,136)			389,170,512

Commercial Mortgage-Backed Securities - Agency 7.5%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series KJ02 Class A2
09/25/2020	2.597%	32,124	32,119
Series 2017 K065 Class A2
04/25/2027	3.243%	1,408,000	1,493,286
Series 2017 K065 Class AM
05/25/2027	3.326%	755,000	795,979
Series 2017 K066 Class A2
06/25/2027	3.117%	1,858,000	1,954,605
Series K077 Class A2
05/25/2028	3.850%	2,115,000	2,329,278
Series KJ07 Class A2
12/25/2022	2.312%	4,108,030	4,143,918
Series KPLB Class A
05/25/2025	2.770%	7,500,000	7,713,223
Series KS07 Class A2
09/25/2025	2.735%	3,600,000	3,703,337

The accompanying Notes to Financial Statements are an integral part of this statement.
186	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,311,000	1,395,917
Series K081 Class A2
08/25/2028	3.900%	2,245,000	2,485,125
Series W5FX Class AFX
04/25/2028	3.214%	1,256,000	1,316,679
Federal National Mortgage Association
04/01/2020	4.376%	1,075,953	1,079,896
07/01/2020	4.066%	2,193,505	2,203,698
01/01/2021	4.307%	696,904	712,846
09/01/2021	2.120%	2,800,000	2,795,741
06/01/2022	2.790%	2,389,398	2,432,203
07/01/2022	2.670%	5,000,000	5,088,399
08/01/2022	2.650%	7,000,000	7,124,927
11/01/2022	2.450%	5,990,172	6,059,655
02/01/2023	2.460%	2,524,526	2,544,875
04/01/2023	2.500%	6,000,000	6,077,582
04/01/2023	2.640%	2,678,930	2,709,766
05/01/2023	2.520%	3,000,000	3,041,592
06/01/2023	2.420%	2,624,336	2,647,485
06/01/2023	2.510%	1,740,327	1,760,635
07/01/2023	3.670%	6,000,000	6,308,213
08/01/2023	3.590%	2,500,000	2,619,130
11/01/2023	3.690%	1,182,481	1,241,237
07/01/2025	3.070%	9,596,625	9,976,574
09/01/2025	3.100%	2,453,951	2,549,568
12/01/2025	3.765%	6,891,498	7,434,992
07/01/2026	4.450%	2,621,799	2,958,972
10/01/2026	3.235%	1,362,700	1,435,587
12/01/2026	3.240%	1,500,000	1,579,093
01/01/2027	3.710%	2,996,000	3,224,344
02/01/2027	3.340%	1,000,000	1,054,625
03/01/2027	2.910%	3,476,359	3,602,457
06/01/2027	3.000%	2,000,000	2,087,402
07/01/2027	3.210%	927,989	974,518
08/01/2027	2.900%	3,500,000	3,620,451
06/01/2028	3.570%	2,787,000	3,001,667
07/01/2028	3.570%	3,337,350	3,603,936
10/01/2028	3.890%	1,342,000	1,473,540
11/01/2028	4.250%	987,247	1,108,701
12/01/2028	3.890%	4,284,127	4,713,541
12/01/2028	3.930%	8,530,000	9,415,757
01/01/2029	3.940%	3,998,736	4,400,444
01/01/2029	4.070%	5,120,000	5,609,484
02/01/2029	3.740%	1,515,000	1,657,231
10/01/2029	3.200%	8,516,993	8,886,755
02/01/2030	2.920%	2,856,178	2,952,760
02/01/2030	3.550%	1,000,000	1,091,854
06/01/2030	3.130%	4,812,000	5,055,185
06/01/2030	3.670%	6,600,000	7,156,890
06/01/2030	3.800%	5,000,000	5,503,604
07/01/2030	3.210%	4,205,000	4,435,302
07/01/2030	3.300%	4,022,000	4,281,688
07/01/2030	3.340%	2,500,000	2,665,555
07/01/2030	3.850%	4,500,000	4,979,438
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/01/2030	3.390%	5,563,016	5,943,708
09/01/2030	3.410%	7,500,000	8,051,619
05/01/2033	3.530%	2,594,000	2,802,760
04/01/2035	3.330%	2,500,000	2,614,148
06/01/2036	3.150%	2,799,837	2,920,915
06/01/2037	5.900%	639,111	737,224
Series 2010-M3 Class A3
03/25/2020	4.332%	525,541	526,145
Series 2011-M1 Class A3
06/25/2021	3.763%	732,015	742,694
Series 2015-M10 Class A2
04/25/2027	3.092%	11,666,000	12,158,852
Series 2017-M5 Class A2
04/25/2029	3.176%	1,929,000	2,030,333
Series 2017-T1 Class A
06/25/2027	2.898%	2,774,586	2,845,361
Federal National Mortgage Association(c)
CMO Series 2013-M13 Class A2
04/25/2023	2.546%	2,041,321	2,066,956
CMO Series 2014-M3 Class A2
01/25/2024	3.480%	1,548,712	1,619,995
CMO Series 2015-M11 Class A2
04/25/2025	2.829%	2,000,000	2,057,303
Series 2017-M12 Class A2
06/25/2027	3.079%	2,402,000	2,514,637
Series 2017-M7 Class A2
02/25/2027	2.961%	546,000	566,775
Series 2018-M10 Class A2
07/25/2028	3.384%	2,683,000	2,865,519
Series 2018-M3 Class A2
02/25/2030	3.090%	1,057,000	1,111,560
Series 2018-M4 Class A2
03/25/2028	3.045%	1,473,000	1,541,359
FREMF Mortgage Trust(a),(c)
Subordinated, Series 2015-K44 Class B
01/25/2048	3.681%	3,410,000	3,502,886
Subordinated, Series 2016-K59 Class B
11/25/2049	3.576%	2,383,000	2,411,586
Subordinated, Series 2016-K722 Class B
07/25/2049	3.843%	1,400,000	1,447,170
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	2.124%	2,221,114	2,212,622

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	187

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-H15 Class FJ
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 06/20/2065	2.214%	3,094,814	3,082,538
CMO Series 2015-H16 Class FG
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	2.214%	3,010,328	2,998,176
CMO Series 2015-H16 Class FL
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	2.214%	1,664,229	1,657,348
CMO Series 2015-H18 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 06/20/2065	2.224%	1,039,386	1,036,562
Government National Mortgage Association(c)
CMO Series 2014-168 Class VB
06/16/2047	3.400%	3,223,281	3,350,666
Total Commercial Mortgage-Backed Securities - Agency (Cost $270,327,487)			283,720,678

Commercial Mortgage-Backed Securities - Non-Agency 3.3%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,377,037	2,483,763
Series 2014-SFR2 Class E
10/17/2036	6.231%	500,000	546,507
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,051,991	1,081,784
Series 2014-SFR3 Class E
12/17/2036	6.418%	1,000,000	1,119,191
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,143,437	1,166,198
Series 2015-SFR1 Class E
04/17/2052	5.639%	1,150,000	1,231,631
Subordinated, Series 2014-SFR3 Class C
12/17/2036	4.596%	200,000	211,630
Subordinated, Series 2015-SFR2 Class D
10/17/2045	5.036%	2,000,000	2,150,766
Subordinated, Series 2015-SFR2 Class E
10/17/2045	6.070%	1,820,000	2,005,241
Americold 2010 LLC Trust(a),(f)
Series 2017-TL Class A
12/26/2037	3.000%	2,840,000	2,840,000
B2R Mortgage Trust(a)
Series 2015-2 Class A
11/15/2048	3.336%	691,844	693,830
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barclays Commercial Mortgage Trust
Series 2019-C5 Class A4
11/15/2052	3.063%	1,292,000	1,334,037
BBCMS Mortgage Trust
Series 2018-C2 Class A5
12/15/2051	4.314%	2,250,000	2,531,118
Series 2018-C2 Class ASB
12/15/2051	4.236%	3,294,000	3,615,442
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	3,700,000	3,834,542
Series 2012-TFT Class A
06/05/2030	2.892%	386,000	385,957
Bear Stearns Commercial Mortgage Securities Trust(a),(c),(g)
CMO Series 2007-T26 Class X1
01/12/2045	0.006%	12,858,390	5,632
Benchmark Mortgage Trust
Series 2018-B1 Class ASB
01/15/2051	3.602%	449,000	474,954
Series 2019-B13 Class A4
08/15/2057	2.952%	842,000	862,456
Series 2019-B14 Class A5
12/15/2061	3.049%	613,000	632,979
Camden Property Trust(a),(d),(f)
Series 2016-SFR1 Class A
12/05/2026	5.000%	4,840,406	4,829,818
CD Mortgage Trust(c)
Series 2017-CD4 Class A4
05/10/2050	3.514%	961,000	1,022,125
CD Mortgage Trust
Series 2017-CD6 Class ASB
11/13/2050	3.332%	1,499,000	1,565,863
CFCRE Commercial Mortgage Trust
Series 2017-C8 Class A1
06/15/2050	1.965%	221,701	221,266
Series 2017-C8 Class ASB
06/15/2050	3.367%	1,040,000	1,077,687
Citigroup Commercial Mortgage Trust
Series 2019-GC43 Class A4
11/10/2052	3.038%	1,612,000	1,660,912
Citigroup/Deutsche Bank Commercial Mortgage Trust(a),(c),(g)
CMO Series 2006-CD2 Class X
01/15/2046	0.023%	4,581,319	32
CMO Series 2007-CD4 Class XC
12/11/2049	1.302%	51,354	2,107
COBALT CMBS Commercial Mortgage Trust(c),(g)
CMO Series 2006-C1 Class
08/15/2048	0.875%	387,227	2,433

The accompanying Notes to Financial Statements are an integral part of this statement.
188	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colony American Finance Ltd.(a)
Series 2016-2 Class A
11/15/2048	2.554%	852,206	852,070
COMM Mortgage Trust
Series 2018-COR3 Class A3
05/10/2051	4.228%	1,988,000	2,216,485
Series 2019-GC44 Class A5
08/15/2057	2.950%	956,000	977,323
COMM Mortgage Trust(a)
Series 2018-HOME Class A
04/10/2033	3.815%	3,125,000	3,357,944
Commercial Mortgage Trust(c),(g)
CMO Series 2012-CR2 Class XA
08/15/2045	1.635%	2,047,467	68,580
Commercial Mortgage Trust
Series 2012-LC4 Class A4
12/10/2044	3.288%	4,770,419	4,846,030
Series 2014-CR19 Class ASB
08/10/2047	3.499%	1,033,880	1,064,436
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,396,375	1,481,278
Series 2015-CR25 Class A4
08/10/2048	3.759%	2,187,000	2,333,903
Commercial Mortgage Trust(a)
Series 2013-300P Class A1
08/10/2030	4.353%	2,000,000	2,117,050
Commercial Mortgage Trust(c)
Series 2013-CR9 Class A4
07/10/2045	4.222%	1,775,000	1,885,357
Commercial Mortgage Trust(a),(c)
Series 2013-SFS Class A2
04/12/2035	2.987%	624,000	636,229
Corevest American Finance Trust(a)
Subordinated Series 2019-1 Class B
03/15/2052	3.880%	1,960,000	2,084,246
CoreVest American Finance Trust(a)
Series 2019-3 Class A
10/15/2052	2.705%	2,197,268	2,187,509
Credit Suisse Commercial Mortgage Trust(d),(f)
Series 2019-SFR Class A1
07/25/2023	3.500%	2,584,712	2,584,634
Credit Suisse Mortgage Capital Certificates Trust
Series 2016-NXSR Class A4
12/15/2049	3.795%	2,744,000	2,930,460
CSAIL Commercial Mortgage Trust
Series 2015-C2 Class A4
06/15/2057	3.504%	931,000	974,975
Series 2015-C3 Class A4
08/15/2048	3.718%	1,156,000	1,222,449
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-C4 Class A4
11/15/2048	3.808%	1,279,000	1,363,674
Series 2019-C17 Class A5
09/15/2052	3.016%	973,000	994,490
Series 2019-C18 Class A4
12/15/2052	2.968%	637,000	647,800
DBJPM Mortgage Trust
Series 2017-C6 Class ASB
06/10/2050	3.121%	347,000	358,138
Greenwich Capital Commercial Funding Corp.(c)
Series 2006-GG7 Class AM
07/10/2038	5.619%	46,433	46,691
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	2,000,000	2,044,738
GS Mortgage Securities Corp. Trust(a),(c),(g)
CMO Series 2006-GG8 Class X
11/10/2039	1.047%	1,744,861	8,636
GS Mortgage Securities Trust
Series 2015-GC28 Class A5
02/10/2048	3.396%	422,000	441,082
Series 2015-GC32 Class AAB
07/10/2048	3.513%	7,000,000	7,261,516
Series 2015-GC34 Class A4
10/10/2048	3.506%	1,030,000	1,086,867
Series 2017-GS6 Class A3
05/10/2050	3.433%	3,300,000	3,485,242
Series 2017-GS7 Class A4
08/10/2050	3.430%	1,633,000	1,728,159
Series 2019-GSA1 Class A4
11/10/2052	3.048%	903,000	924,189
Independence Plaza Trust(a)
Series 2018-INDP Class A
07/10/2035	3.763%	2,060,000	2,150,092
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23 Class A4
09/15/2047	3.670%	708,000	746,048
Series 2015-C28 Class A3
10/15/2048	2.912%	3,279,000	3,344,754
Series 2015-C33 Class A4
12/15/2048	3.770%	500,000	535,269
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP6 Class ASB
07/15/2050	3.283%	2,855,000	2,969,342
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5 Class A5
03/15/2050	3.694%	522,000	559,381

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	189

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-C8 Class ASB
06/15/2051	4.145%	722,000	784,121
Series 2019-COR6 Class A4
11/13/2052	3.057%	1,275,000	1,314,282
JPMorgan Chase Commercial Mortgage Securities Trust(c),(g)
CMO Series 2006-CB15 Class X1
06/12/2043	0.152%	4,300,614	14,992
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c),(g)
CMO Series 2010-C2 Class XA
11/15/2043	1.530%	3,758,012	19,607
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2 Class A1
08/15/2049	1.324%	365,911	363,962
KGS-Alpha SBA COOF Trust(a),(c),(f),(g)
CMO Series 2012-2 Class A
08/25/2038	0.828%	2,132,869	38,658
CMO Series 2013-2 Class A
03/25/2039	1.700%	3,136,848	122,533
CMO Series 2014-2 Class A
04/25/2040	2.918%	773,026	57,252
Ladder Capital Commercial Mortgage Trust(a)
Series 2013-GCP Class A2
02/15/2036	3.985%	1,535,000	1,663,885
LB-UBS Commercial Mortgage Trust(a),(c),(g)
CMO Series 2006-C1 Class XCL
02/15/2041	0.380%	1,915,924	207
Merrill Lynch/Countrywide Commercial Mortgage Trust(a),(c),(g)
CMO Series 2006-4 Class XC
12/12/2049	0.559%	304,513	3
Morgan Stanley Bank of America Merrill Lynch Trust(c)
Series 2013-C10 Class A4
07/15/2046	4.081%	167,000	176,702
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25 Class ASB
10/15/2048	3.383%	711,000	735,216
Morgan Stanley Capital I Trust(a),(c),(g)
CMO Series 2006-IQ12 Class X1
12/15/2043	0.713%	656,111	7
CMO Series 2006-T21 Class X
10/12/2052	0.077%	3,727,433	2,523
CMO Series 2007-HQ11 Class X
02/12/2044	0.217%	480,163	580
Morgan Stanley Capital I Trust
Series 2018-L1 Class A4
10/15/2051	4.407%	888,000	1,003,378
Series 2019-L3 Class A4
11/15/2029	3.127%	765,000	789,783
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MRCD MARK Mortgage Trust(a)
Series 2019-PARK Class D
12/15/2036	2.718%	2,375,000	2,291,854
RBS Commercial Funding, Inc., Trust(a)
Series 2013-SMV Class A
03/11/2031	3.260%	797,000	813,604
Starwood Waypoint Homes Trust(d),(f)
Series 2019-STL Class A
10/11/2026	7.250%	2,300,000	2,300,000
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6 Class A4
04/10/2046	3.244%	857,000	881,722
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	1,165,409	1,186,104
Series 2013-PENN Class A
12/13/2029	3.808%	3,000,000	3,029,816
Wachovia Bank Commercial Mortgage Trust(a),(c),(g)
CMO Series 2004-C12 Class
07/15/2041	0.224%	2,791,938	28
CMO Series 2006-C24 Class XC
03/15/2045	0.073%	530,595	5
Wells Fargo Commercial Mortgage Trust(a),(c)
Series 2013-120B Class A
03/18/2028	2.710%	2,000,000	1,997,689
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16
08/15/2050	2.819%	55,226	55,171
WF-RBS Commercial Mortgage Trust(a)
Series 2011-C3 Class A4
03/15/2044	4.375%	1,200,000	1,226,280
WF-RBS Commercial Mortgage Trust
Series 2012-C6 Class A4
04/15/2045	3.440%	960,000	977,485
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $124,073,066)			125,954,416

Corporate Bonds & Notes 24.1%

Aerospace & Defense 0.5%
Airbus Finance BV(a)
04/17/2023	2.700%	589,000	599,192
Airbus Group SE(a)
04/10/2027	3.150%	409,000	425,048
04/10/2047	3.950%	150,000	165,556
Boeing Co. (The)
05/01/2022	2.700%	1,326,000	1,346,264
05/01/2026	3.100%	1,696,000	1,751,234
02/01/2027	2.700%	1,693,000	1,713,733
02/01/2030	2.950%	1,112,000	1,134,849

The accompanying Notes to Financial Statements are an integral part of this statement.
190	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/2039	3.500%	652,000	671,729
05/01/2049	3.900%	820,000	887,545
02/01/2050	3.750%	234,000	248,812
08/01/2059	3.950%	685,000	733,652
Harris Corp.
04/27/2035	4.854%	310,000	365,769
Lockheed Martin Corp.
05/15/2036	4.500%	400,000	474,999
12/15/2042	4.070%	639,000	730,560
Northrop Grumman Corp.
10/15/2022	2.550%	1,977,000	2,006,705
08/01/2023	3.250%	1,824,000	1,897,187
01/15/2025	2.930%	88,000	90,686
01/15/2028	3.250%	1,295,000	1,350,898
10/15/2047	4.030%	649,000	724,424
Rockwell Collins, Inc.
03/15/2024	3.200%	175,000	182,078
04/15/2047	4.350%	66,000	77,275
Total			17,578,195
Agencies 0.1%
Crowley Conro LLC
08/15/2043	4.181%	742,080	815,667
Israel Government AID Bond(h)
11/01/2024	0.000%	5,000,000	4,496,052
Total			5,311,719
Airlines 0.4%
Air Canada Pass-Through Trust(a)
05/15/2025	4.125%	1,711,060	1,812,224
Series 2017-1 Class A
01/15/2030	3.550%	516,147	523,481
Series 2017-1 Class AA
01/15/2030	3.300%	364,339	371,958
American Airlines Pass-Through Trust
01/15/2023	4.950%	416,159	434,700
Series 2015-1 Class A
05/01/2027	3.375%	505,383	523,200
Series 2016-2 Class A
06/15/2028	3.650%	187,990	194,922
Series 2016-3 Class AA
10/15/2028	3.000%	1,964,301	1,992,946
Series 2017-1 Class AA
02/15/2029	3.650%	601,107	632,004
Series 2017-2 Class B
10/15/2025	3.700%	191,725	192,709
British Airways Pass-Through Trust(a)
Series 2018-1 Class A
09/20/2031	4.125%	620,889	650,902
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-1 Class AA
09/20/2031	3.800%	449,506	472,640
Series 2019-1 Class AA
12/15/2032	3.300%	654,918	679,105
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	550,128	578,989
10/29/2024	4.000%	126,593	133,334
Spirit Airlines Pass-Through Trust
02/15/2030	3.375%	282,852	289,201
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	292,511	324,549
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	228,052	244,344
03/01/2026	4.600%	234,302	241,654
Series 2016-1 Class A
07/07/2028	3.450%	498,220	513,322
Series 2016-1 Class B
01/07/2026	3.650%	114,170	115,151
Series 2018-1 Class A
03/01/2030	3.700%	445,381	456,019
Series 2018-1 Class AA
03/01/2030	3.500%	785,404	814,040
Series 2019-1 Class A
08/25/2031	4.550%	907,835	990,953
Series 2019-1 Class AA
08/25/2031	4.150%	1,016,773	1,097,145
Total			14,279,492
Apartment REIT 0.2%
ERP Operating LP
12/01/2028	4.150%	480,000	538,560
Mid-America Apartments LP
10/15/2023	4.300%	642,000	684,797
06/15/2024	3.750%	1,497,000	1,578,452
11/15/2025	4.000%	767,000	831,767
06/01/2027	3.600%	425,000	452,619
03/15/2029	3.950%	626,000	683,192
UDR, Inc.
09/01/2026	2.950%	363,000	368,213
01/15/2030	3.200%	550,000	561,872
08/15/2031	3.000%	115,000	114,953
Total			5,814,425
Automotive 0.2%
BMW U.S. Capital LLC(a)
09/15/2023	2.250%	720,000	719,967
Ford Motor Co.
01/15/2043	4.750%	2,987,000	2,655,854

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	191

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
11/01/2024	4.063%	1,051,000	1,073,217
General Motors Co.
04/01/2038	5.150%	250,000	258,200
04/01/2048	5.400%	454,000	469,561
04/01/2049	5.950%	991,000	1,102,283
General Motors Financial Co., Inc.
04/13/2024	3.950%	600,000	626,815
01/15/2025	4.000%	335,000	351,677
04/09/2025	4.350%	515,000	550,223
07/13/2025	4.300%	1,525,000	1,628,358
Total			9,436,155
Banking 6.3%
ABN AMRO Bank NV(a)
06/04/2020	2.450%	1,195,000	1,197,566
Subordinated
07/28/2025	4.750%	431,000	469,311
AIB Group PLC(a)
10/12/2023	4.750%	875,000	940,819
American Express Co.
Subordinated
12/05/2024	3.625%	170,000	180,188
American Express Credit Corp.
05/05/2021	2.250%	331,000	332,616
ANZ New Zealand International Ltd.(a)
08/06/2020	2.850%	478,000	480,474
ASB Bank Ltd.(a)
05/23/2024	3.125%	860,000	882,583
Australia & New Zealand Banking Group Ltd.(a)
Subordinated
05/19/2026	4.400%	226,000	241,197
Banco Santander SA
06/27/2024	2.706%	2,000,000	2,027,460
06/27/2029	3.306%	1,000,000	1,031,959
Bank of America Corp.
10/19/2020	2.625%	225,000	226,215
01/11/2023	3.300%	3,287,000	3,402,126
Subordinated
11/25/2027	4.183%	1,781,000	1,933,524
Bank of America Corp.(i)
01/20/2023	3.124%	2,184,000	2,227,334
04/24/2023	2.881%	575,000	584,757
12/20/2023	3.004%	53,000	54,234
07/23/2024	3.864%	250,000	263,116
10/01/2025	3.093%	5,124,000	5,297,597
10/22/2025	2.456%	5,422,000	5,455,601
04/23/2027	3.559%	1,425,000	1,506,229
04/24/2028	3.705%	1,800,000	1,923,393
12/20/2028	3.419%	5,249,000	5,512,980
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/23/2029	4.271%	3,123,000	3,471,671
02/07/2030	3.974%	1,718,000	1,886,258
04/23/2040	4.078%	455,000	517,266
03/15/2050	4.330%	973,000	1,168,875
Bank of America NA
Subordinated
10/15/2036	6.000%	700,000	963,044
Bank of Montreal
02/05/2024	3.300%	700,000	729,643
Bank of Montreal(i)
Subordinated
12/15/2032	3.803%	583,000	611,184
Bank of New York Mellon Corp. (The)(i)
05/16/2023	2.661%	200,000	203,025
Bank of New York Mellon Corp. (The)
08/16/2023	2.200%	1,100,000	1,111,358
11/18/2025	3.950%	575,000	629,797
Bank of Nova Scotia (The)
Subordinated
12/16/2025	4.500%	490,000	539,860
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	500,000	524,599
11/21/2024	2.375%	1,515,000	1,512,038
Barclays PLC
03/16/2025	3.650%	1,100,000	1,150,377
Barclays PLC(i)
06/20/2030	5.088%	949,000	1,057,854
BB&T Corp.
08/01/2024	2.500%	3,696,000	3,743,816
BNP Paribas SA(a)
03/01/2023	3.500%	1,000,000	1,035,693
BNP Paribas SA(a),(i)
11/19/2025	2.819%	5,071,000	5,132,648
BNZ International Funding Ltd.(a)
09/14/2021	2.100%	450,000	450,728
02/21/2022	2.900%	800,000	813,353
11/03/2022	2.650%	600,000	607,701
BPCE SA
12/02/2026	3.375%	700,000	735,507
BPCE SA(a)
Subordinated
07/11/2024	4.625%	500,000	538,130
Capital One Financial Corp.
01/29/2024	3.900%	1,075,000	1,141,213
Subordinated
10/29/2025	4.200%	700,000	755,441
Citibank NA
01/23/2024	3.650%	2,000,000	2,117,146

The accompanying Notes to Financial Statements are an integral part of this statement.
192	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.
04/25/2022	2.750%	900,000	914,233
12/01/2025	7.000%	765,000	928,266
10/21/2026	3.200%	1,616,000	1,676,445
01/15/2028	6.625%	215,000	272,642
07/23/2048	4.650%	600,000	750,238
Citigroup, Inc.(i)
01/24/2023	3.142%	500,000	510,023
04/24/2025	3.352%	645,000	671,265
07/24/2028	3.668%	600,000	638,776
03/20/2030	3.980%	2,501,000	2,733,321
11/05/2030	2.976%	1,771,000	1,798,261
01/24/2039	3.878%	100,000	110,279
Citizens Bank NA
03/29/2023	3.700%	250,000	261,382
Citizens Financial Group, Inc.
Subordinated
12/03/2025	4.300%	386,000	416,244
Comerica, Inc.
02/01/2029	4.000%	700,000	764,595
Commonwealth Bank of Australia(a)
09/06/2021	2.000%	500,000	501,109
03/16/2023	3.450%	540,000	562,659
05/18/2026	2.850%	540,000	551,468
Subordinated
12/09/2025	4.500%	703,000	762,803
09/12/2039	3.743%	512,000	512,491
Commonwealth Bank of Australia(a),(i)
Subordinated
09/12/2034	3.610%	1,281,000	1,295,673
Compass Bank
06/11/2021	3.500%	450,000	457,892
Cooperatieve Rabobank UA(a)
09/30/2110	5.800%	500,000	730,019
Cooperatieve Rabobank UA
Subordinated
08/04/2025	4.375%	589,000	640,051
07/21/2026	3.750%	712,000	743,128
Credit Agricole SA(a)
04/24/2023	3.750%	250,000	261,385
01/22/2025	2.375%	2,332,000	2,329,207
Subordinated
03/17/2025	4.375%	340,000	365,399
Credit Suisse Group AG(a)
01/09/2023	3.574%	1,225,000	1,257,696
Credit Suisse Group AG(a),(i)
09/11/2025	2.593%	770,000	772,259
01/12/2029	3.869%	250,000	267,136
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	650,000	680,765
03/26/2025	3.750%	500,000	529,967
Danske Bank A/S(a)
03/02/2022	2.700%	542,000	545,721
Danske Bank A/S(a),(i)
12/20/2025	3.244%	3,041,000	3,076,036
Danske Bank AS(a),(i)
09/20/2022	3.001%	3,153,000	3,180,741
Discover Bank
07/27/2026	3.450%	633,000	658,757
Fifth Third Bancorp
01/25/2024	3.650%	525,000	553,868
03/14/2028	3.950%	400,000	440,488
Goldman Sachs Group, Inc. (The)(i)
06/05/2023	2.908%	900,000	914,625
07/24/2023	2.905%	652,000	663,464
09/29/2025	3.272%	887,000	918,822
06/05/2028	3.691%	1,744,000	1,853,035
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%	578,000	606,654
05/22/2025	3.750%	4,028,000	4,275,836
11/16/2026	3.500%	900,000	947,240
01/26/2027	3.850%	2,122,000	2,258,931
07/08/2044	4.800%	615,000	741,628
Subordinated
10/21/2025	4.250%	531,000	577,300
HSBC Holdings PLC
04/05/2021	5.100%	1,700,000	1,762,693
03/30/2022	4.000%	306,000	319,015
03/08/2026	4.300%	855,000	931,459
Subordinated
03/14/2024	4.250%	2,500,000	2,656,169
HSBC Holdings PLC(i)
11/22/2023	3.033%	288,000	294,676
05/18/2024	3.950%	657,000	690,331
03/11/2025	3.803%	1,691,000	1,775,572
03/13/2028	4.041%	1,304,000	1,394,860
05/22/2030	3.973%	1,324,000	1,426,792
Subordinated
11/07/2025	2.633%	2,288,000	2,291,713
Huntington Bancshares, Inc.
03/14/2021	3.150%	141,000	142,861
01/14/2022	2.300%	352,000	353,809
ING Groep NV
04/09/2024	3.550%	875,000	916,966

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	193

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.(i)
04/23/2024	3.559%	614,000	639,917
07/23/2024	3.797%	307,000	323,618
12/05/2024	4.023%	596,000	635,675
03/01/2025	3.220%	355,000	367,969
10/15/2025	2.301%	2,760,000	2,756,856
04/23/2029	4.005%	803,000	881,388
05/06/2030	3.702%	307,000	330,849
10/15/2030	2.739%	3,910,000	3,915,642
07/24/2038	3.882%	916,000	1,013,756
01/23/2049	3.897%	1,130,000	1,269,726
JPMorgan Chase & Co.
10/01/2026	2.950%	1,130,000	1,165,662
KeyBank NA
05/22/2022	3.180%	1,373,000	1,399,760
KeyCorp
10/01/2029	2.550%	2,340,000	2,290,262
Lloyds Banking Group PLC
03/22/2028	4.375%	392,000	432,828
Subordinated
12/10/2025	4.582%	500,000	542,225
Macquarie Bank Ltd.(a)
07/29/2025	4.000%	960,000	1,028,221
01/15/2026	3.900%	370,000	392,271
Macquarie Group Ltd.(a)
01/14/2020	6.000%	600,000	600,804
01/14/2021	6.250%	926,000	964,099
Macquarie Group Ltd.(a),(i)
11/28/2028	3.763%	340,000	355,497
01/15/2030	5.033%	1,145,000	1,306,137
Mitsubishi UFJ Financial Group, Inc.
03/01/2021	2.950%	382,000	386,389
02/22/2022	2.998%	177,000	180,368
07/26/2023	3.761%	775,000	815,543
09/13/2023	2.527%	384,000	387,885
03/07/2024	3.407%	755,000	787,649
07/18/2039	3.751%	710,000	778,011
Mizuho Financial Group, Inc.
02/28/2022	2.953%	435,000	442,798
Mizuho Financial Group, Inc.(i)
07/16/2023	2.721%	1,605,000	1,622,816
07/16/2030	3.153%	967,000	986,890
09/13/2030	2.869%	642,000	640,971
Morgan Stanley
01/26/2020	5.500%	600,000	601,404
07/24/2020	5.500%	324,000	330,431
01/25/2021	5.750%	372,000	386,474
07/28/2021	5.500%	4,335,000	4,566,003
11/17/2021	2.625%	2,448,000	2,476,363
10/23/2024	3.700%	800,000	849,655
07/23/2025	4.000%	2,053,000	2,222,145
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/20/2027	3.625%	1,547,000	1,648,316
01/27/2045	4.300%	500,000	590,881
Morgan Stanley(i)
04/24/2024	3.737%	130,000	135,828
07/22/2028	3.591%	889,000	944,269
01/24/2029	3.772%	333,000	358,271
07/22/2038	3.971%	295,000	328,601
04/22/2039	4.457%	1,206,000	1,420,854
National Australia Bank Ltd.(a),(i)
Subordinated
08/02/2034	3.933%	935,000	971,394
Nationwide Building Society(a),(i)
08/01/2024	4.363%	1,502,000	1,590,684
NatWest Markets PLC(a)
09/29/2022	3.625%	1,225,000	1,268,946
Nordea Bank Abp(a)
01/27/2020	4.875%	300,000	300,588
09/17/2020	2.500%	3,500,000	3,511,727
Subordinated
09/21/2022	4.250%	910,000	953,590
Northern Trust Corp.(i)
Junior Subordinated
05/08/2032	3.375%	231,000	238,102
PNC Bank NA
Subordinated
01/30/2023	2.950%	570,000	582,936
Rabobank Nederland NY
01/10/2022	2.750%	620,000	629,891
Regions Financial Corp.
08/14/2023	3.800%	385,000	407,653
Royal Bank of Canada
10/05/2023	3.700%	1,000,000	1,058,099
11/01/2024	2.250%	2,669,000	2,679,711
Royal Bank of Scotland Group PLC(i)
03/22/2025	4.269%	540,000	573,447
05/08/2030	4.445%	1,011,000	1,117,782
Subordinated
11/01/2029	3.754%	800,000	816,767
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	640,000	689,733
Societe Generale SA(a)
03/28/2024	3.875%	725,000	761,811
10/16/2024	2.625%	1,804,000	1,804,031
Subordinated
04/14/2025	4.250%	900,000	940,500
SouthTrust Bank
Subordinated
05/15/2025	7.690%	500,000	616,204

The accompanying Notes to Financial Statements are an integral part of this statement.
194	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Standard Chartered PLC(a),(i)
01/20/2023	4.247%	600,000	621,459
05/21/2030	4.305%	350,000	381,882
Subordinated
03/15/2033	4.866%	700,000	761,316
State Street Corp.(i)
05/15/2023	2.653%	250,000	253,943
12/03/2024	3.776%	300,000	317,346
11/01/2025	2.354%	2,310,000	2,314,955
State Street Corp.
05/15/2023	3.100%	630,000	650,196
Sumitomo Mitsui Financial Group, Inc.
01/11/2022	2.846%	1,200,000	1,219,467
10/18/2022	2.778%	452,000	460,740
07/16/2024	2.696%	3,114,000	3,158,522
07/14/2026	2.632%	590,000	590,978
10/19/2026	3.010%	297,000	304,171
07/16/2029	3.040%	4,328,000	4,421,883
SunTrust Bank
Subordinated
05/15/2026	3.300%	500,000	522,027
SunTrust Banks, Inc.
01/27/2022	2.700%	355,000	359,802
05/01/2025	4.000%	191,000	207,000
Svenska Handelsbanken AB
10/01/2020	2.400%	1,500,000	1,505,391
Synchrony Financial
08/04/2026	3.700%	300,000	310,616
Truist Bank
12/06/2024	2.150%	2,358,000	2,355,631
U.S. Bancorp
01/24/2022	2.625%	309,000	314,221
Subordinated
04/27/2026	3.100%	735,000	766,103
UBS Group AG(a),(i)
08/13/2030	3.126%	2,060,000	2,104,500
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	960,000	988,049
09/24/2025	4.125%	200,000	217,620
UBS Group Funding Switzerland AG(a),(i)
08/15/2023	2.859%	200,000	203,022
Wells Fargo & Co.
03/04/2021	2.500%	460,000	463,146
01/24/2023	3.069%	796,000	812,338
01/24/2024	3.750%	600,000	634,576
09/09/2024	3.300%	750,000	786,711
09/29/2025	3.550%	2,000,000	2,119,324
12/07/2046	4.750%	752,000	905,395
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
06/03/2026	4.100%	777,000	836,888
06/14/2046	4.400%	698,000	801,520
Wells Fargo & Co.(i)
06/17/2027	3.196%	1,270,000	1,317,280
Westpac Banking Corp.
05/13/2026	2.850%	500,000	511,782
Subordinated
07/24/2039	4.421%	525,000	576,158
Westpac Banking Corp.(i)
11/23/2031	4.322%	600,000	633,846
Subordinated
07/24/2034	4.110%	737,000	774,437
Total			236,656,457
Brokerage/Asset Managers/Exchanges 0.1%
Brookfield Finance, Inc.
03/29/2029	4.850%	840,000	967,663
09/20/2047	4.700%	369,000	426,072
Charles Schwab Corp. (The)
05/22/2029	3.250%	2,722,000	2,880,208
Daiwa Securities Group, Inc.(a)
04/19/2022	3.129%	305,000	310,305
Invesco Finance PLC
01/15/2026	3.750%	567,000	605,231
Total			5,189,479
Building Materials 0.0%
CRH America Finance, Inc.(a)
05/09/2027	3.400%	311,000	323,542
Martin Marietta Materials, Inc.
06/01/2027	3.450%	395,000	410,554
Masco Corp.
08/15/2032	6.500%	540,000	661,722
Total			1,395,818
Cable and Satellite 0.8%
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	591,000	621,233
04/01/2038	5.375%	286,000	326,530
05/01/2047	5.375%	520,000	584,578
03/01/2050	4.800%	3,599,000	3,795,492
Comcast Corp.
10/01/2021	3.450%	1,519,000	1,563,301
04/15/2024	3.700%	1,210,000	1,290,534
10/15/2025	3.950%	1,678,000	1,831,080
03/01/2026	3.150%	622,000	652,163
10/15/2028	4.150%	616,000	693,525
02/01/2030	2.650%	2,376,000	2,387,115

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	195

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2034	4.200%	400,000	460,874
11/15/2035	6.500%	1,378,000	1,945,481
10/15/2038	4.600%	2,242,000	2,673,946
11/01/2039	3.250%	640,000	649,645
03/01/2048	4.000%	918,000	1,017,203
10/15/2048	4.700%	307,000	378,790
11/01/2049	3.999%	500,000	555,193
02/01/2050	3.450%	795,000	816,264
11/01/2052	4.049%	800,000	898,655
10/15/2058	4.950%	1,343,000	1,748,447
Cox Communications, Inc.(a)
08/15/2047	4.600%	274,000	305,429
TCI Communications, Inc.
02/15/2028	7.125%	415,000	544,524
Time Warner Cable LLC
05/01/2037	6.550%	1,028,000	1,272,162
06/15/2039	6.750%	1,400,000	1,766,627
Total			28,778,791
Chemicals 0.4%
Air Liquide Finance SA(a)
09/27/2023	2.250%	515,000	516,022
Albemarle Corp.
12/01/2044	5.450%	270,000	309,424
Dow Chemical Co. (The)
10/01/2034	4.250%	423,000	466,962
DowDuPont, Inc.
11/15/2023	4.205%	1,697,000	1,814,989
11/15/2025	4.493%	1,809,000	1,992,566
11/15/2038	5.319%	290,000	345,702
Huntsman International LLC
11/15/2022	5.125%	506,000	539,212
05/01/2029	4.500%	774,000	824,473
International Flavors & Fragrances, Inc.
09/26/2028	4.450%	210,000	229,796
09/26/2048	5.000%	261,000	294,375
Mosaic Co. (The)
11/15/2027	4.050%	704,000	733,220
11/15/2033	5.450%	1,036,000	1,179,520
11/15/2043	5.625%	438,000	518,239
Nutrien Ltd.
04/01/2029	4.200%	155,000	170,883
03/15/2035	4.125%	700,000	732,094
04/01/2049	5.000%	220,000	261,050
Sherwin-Williams Co. (The)
06/01/2024	3.125%	165,000	170,498
Union Carbide Corp.
06/01/2025	7.500%	300,000	366,264
10/01/2096	7.750%	920,000	1,293,658
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westlake Chemical Corp.
08/15/2026	3.600%	119,000	123,380
11/15/2047	4.375%	790,000	796,715
Total			13,679,042
Construction Machinery 0.1%
Caterpillar Financial Services Corp.
11/08/2024	2.150%	1,646,000	1,651,627
Caterpillar, Inc.
09/19/2029	2.600%	751,000	756,221
09/19/2049	3.250%	871,000	874,546
John Deere Capital Corp.
01/10/2024	3.450%	180,000	189,758
09/14/2026	2.250%	385,000	384,951
09/08/2027	2.800%	700,000	720,386
Total			4,577,489
Consumer Cyclical Services 0.0%
Amazon.com, Inc.
08/22/2037	3.875%	550,000	624,372
Booking Holdings, Inc.
03/15/2023	2.750%	321,000	327,917
Total			952,289
Consumer Products 0.1%
Estee Lauder Companies, Inc. (The)
12/01/2029	2.375%	589,000	588,836
Estee Lauder Cos, Inc. (The)
12/01/2049	3.125%	1,121,000	1,122,814
Mead Johnson Nutrition Co.
06/01/2044	4.600%	350,000	417,244
Unilever Capital Corp.
03/22/2025	3.375%	230,000	243,525
Total			2,372,419
Diversified Manufacturing 0.5%
Eaton Corp.
04/01/2024	7.625%	500,000	584,120
General Electric Co.
09/16/2020	4.375%	2,500,000	2,538,473
10/09/2022	2.700%	300,000	303,924
01/09/2023	3.100%	219,000	223,792
01/05/2026	5.550%	1,700,000	1,935,446
01/14/2038	5.875%	1,114,000	1,347,374
Nvent Finance Sarl
04/15/2028	4.550%	450,000	467,379

The accompanying Notes to Financial Statements are an integral part of this statement.
196	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
06/01/2022	3.100%	1,142,000	1,172,179
08/16/2023	3.650%	3,392,000	3,577,135
05/04/2024	2.800%	841,000	864,436
08/16/2025	3.950%	1,036,000	1,130,468
11/16/2028	4.125%	538,000	605,661
07/15/2038	6.125%	1,300,000	1,811,192
11/16/2038	4.450%	993,000	1,173,671
06/01/2042	4.500%	450,000	540,131
11/01/2046	3.750%	450,000	489,859
11/16/2048	4.625%	891,000	1,114,847
WW Grainger, Inc.
06/15/2045	4.600%	200,000	239,201
Total			20,119,288
Electric 1.9%
AEP Transmission Co., LLC
09/15/2049	3.150%	440,000	429,201
Alabama Power Co.
02/15/2033	5.700%	467,000	595,186
05/15/2038	6.125%	70,000	96,178
10/01/2049	3.450%	1,532,000	1,569,649
Appalachian Power Co.
03/01/2049	4.500%	215,000	250,100
Ausgrid Finance Pty Ltd.(a)
05/01/2023	3.850%	850,000	884,699
Baltimore Gas & Electric Co.
08/15/2046	3.500%	376,000	383,846
Berkshire Hathaway Energy Co.
11/15/2023	3.750%	976,000	1,034,740
02/01/2025	3.500%	529,000	559,266
Black Hills Corp.
10/15/2029	3.050%	1,671,000	1,664,846
10/15/2049	3.875%	562,000	560,937
CenterPoint Energy, Inc.
09/01/2022	2.500%	126,000	127,116
09/01/2024	2.500%	1,358,000	1,360,163
11/01/2028	4.250%	911,000	988,869
China Southern Power Grid International Finance BVI Co., Ltd.(a)
05/08/2027	3.500%	720,000	752,093
CMS Energy Corp.
08/15/2027	3.450%	300,000	314,606
Commonwealth Edison Co.
06/15/2046	3.650%	243,000	256,556
Connecticut Light & Power Co. (The)
04/01/2048	4.000%	236,000	271,722
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	554,000	602,693
Consumers Energy Co.
08/31/2064	4.350%	547,000	634,270
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Energy, Inc.
08/15/2021	2.000%	881,000	880,552
08/01/2033	5.250%	1,315,000	1,586,563
DTE Electric Co.
06/15/2042	3.950%	364,000	391,373
DTE Energy Co.
10/01/2024	2.529%	1,383,000	1,386,869
Duke Energy Carolinas LLC
12/01/2028	6.000%	600,000	748,615
01/15/2038	6.000%	226,000	306,249
12/15/2041	4.250%	313,000	357,738
Duke Energy Corp.
09/01/2021	1.800%	1,321,000	1,318,664
09/01/2026	2.650%	213,000	214,298
Duke Energy Indiana LLC
05/15/2046	3.750%	550,000	585,050
Duke Energy Ohio, Inc.
02/01/2049	4.300%	295,000	345,677
Duke Energy Progress LLC
04/01/2035	5.700%	300,000	377,373
10/15/2046	3.700%	323,000	343,424
09/15/2047	3.600%	300,000	314,395
Duquesne Light Holdings, Inc.(a)
08/01/2027	3.616%	700,000	700,525
Edison International
06/15/2027	5.750%	1,132,000	1,272,938
03/15/2028	4.125%	1,493,000	1,541,718
Emera U.S. Finance LP
06/15/2046	4.750%	600,000	693,533
Enel Finance International NV(a)
09/14/2025	4.625%	2,198,000	2,398,294
05/25/2027	3.625%	380,000	394,207
04/06/2028	3.500%	907,000	927,214
06/14/2029	4.875%	509,000	573,554
10/07/2039	6.000%	804,000	1,016,382
05/25/2047	4.750%	513,000	577,735
Entergy Arkansas, Inc.
04/01/2026	3.500%	307,000	324,194
Entergy Corp.
09/01/2026	2.950%	336,000	341,494
Entergy Louisiana LLC
06/01/2031	3.050%	472,000	487,089
Eversource Energy
01/15/2025	3.150%	304,000	313,660
Exelon Generation Co. LLC
06/15/2022	4.250%	384,000	401,647
10/01/2039	6.250%	300,000	360,434

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	197

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.
07/15/2022	2.850%	278,000	282,430
03/15/2023	4.250%	1,590,000	1,676,254
07/15/2027	3.900%	1,179,000	1,262,024
07/15/2047	4.850%	558,000	658,896
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	325,000	373,205
Florida Power & Light Co.
09/01/2035	5.400%	600,000	752,108
Fortis, Inc.
10/04/2026	3.055%	620,000	633,212
Interstate Power & Light Co.
09/30/2049	3.500%	596,000	582,610
ITC Holdings Corp.
11/15/2022	2.700%	1,256,000	1,272,324
Jersey Central Power & Light Co.(a)
01/15/2026	4.300%	805,000	871,727
Jersey Central Power & Light Co.
06/01/2037	6.150%	150,000	193,704
Kansas City Power & Light Co.
10/01/2041	5.300%	750,000	946,429
06/15/2047	4.200%	400,000	461,420
Metropolitan Edison Co.(a)
01/15/2029	4.300%	989,000	1,107,743
MidAmerican Energy Co.
11/01/2035	5.750%	600,000	784,992
Mid-Atlantic Interstate Transmission LLC(a)
05/15/2028	4.100%	1,485,000	1,616,227
Mississippi Power Co.
03/30/2028	3.950%	1,537,000	1,675,898
03/15/2042	4.250%	923,000	988,573
National Rural Utilities Cooperative Finance Corp.
03/15/2029	3.700%	270,000	294,211
Nevada Power Co.
04/01/2036	6.650%	225,000	312,956
09/15/2040	5.375%	546,000	675,971
New England Power Co.(a)
12/05/2047	3.800%	168,000	176,306
Niagara Mohawk Power Corp.(a)
10/01/2034	4.278%	753,000	856,948
Northern States Power Co.
06/01/2036	6.250%	150,000	207,868
03/01/2050	2.900%	625,000	596,792
NRG Energy, Inc.(a)
06/15/2029	4.450%	585,000	614,835
Oncor Electric Delivery Co. LLC
03/15/2029	5.750%	155,000	194,459
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PacifiCorp
10/15/2037	6.250%	200,000	279,847
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	677,000	695,055
Potomac Electric Power Co.
12/15/2038	7.900%	160,000	246,740
03/15/2043	4.150%	250,000	280,631
PPL Capital Funding, Inc.
06/15/2022	4.200%	313,000	326,506
06/01/2023	3.400%	181,000	186,717
05/15/2026	3.100%	1,667,000	1,697,848
06/01/2043	4.700%	181,000	202,065
03/15/2044	5.000%	832,000	961,239
09/15/2047	4.000%	219,000	223,818
Progress Energy, Inc.
01/15/2021	4.400%	187,000	190,690
Public Service Co. of New Hampshire
11/01/2023	3.500%	303,000	318,165
Public Service Co. of Oklahoma
02/01/2021	4.400%	231,000	236,632
San Diego Gas & Electric Co.
06/01/2026	6.000%	525,000	619,252
Southern California Edison Co.
03/01/2028	3.650%	200,000	213,487
08/01/2029	2.850%	636,000	638,013
01/15/2034	6.000%	91,000	113,797
01/15/2036	5.550%	130,000	153,495
01/15/2037	5.550%	176,000	213,217
02/01/2038	5.950%	548,000	692,930
10/01/2043	4.650%	299,000	337,770
04/01/2047	4.000%	573,000	602,700
03/01/2048	4.125%	1,050,000	1,123,657
Southern Co. (The)
07/01/2026	3.250%	250,000	259,554
Southern Power Co.
09/15/2041	5.150%	1,166,000	1,321,858
Southwestern Electric Power Co.
04/01/2045	3.900%	428,000	443,950
Southwestern Public Service Co.
08/15/2041	4.500%	338,000	388,731
Toledo Edison Co. (The)
05/15/2037	6.150%	600,000	816,213
Union Electric Co.
06/15/2027	2.950%	286,000	294,862
Virginia Electric & Power Co.
12/01/2049	3.300%	941,000	957,068
Virginia Electric and Power Co.
03/15/2023	2.750%	127,000	129,821

The accompanying Notes to Financial Statements are an integral part of this statement.
198	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Electric Power Co.
06/01/2025	3.100%	192,000	199,854
Xcel Energy, Inc.
07/01/2036	6.500%	112,000	151,993
09/15/2041	4.800%	90,000	101,969
Total			70,508,460
Environmental 0.0%
Republic Services, Inc.
07/01/2026	2.900%	174,000	178,069
Waste Management, Inc.
06/15/2029	3.450%	390,000	416,706
Total			594,775
Finance Companies 0.4%
AerCap Ireland Capital DAC/Global Aviation Trust
01/23/2023	3.300%	935,000	958,034
01/15/2025	3.500%	400,000	412,684
04/03/2026	4.450%	550,000	590,259
Air Lease Corp.
09/15/2023	3.000%	520,000	531,651
03/01/2025	3.250%	645,000	664,792
10/01/2029	3.250%	659,000	656,494
Aircastle Ltd.
09/25/2023	4.400%	485,000	513,812
Aviation Capital Group LLC(a)
05/01/2023	3.875%	350,000	361,811
08/01/2025	4.125%	500,000	523,429
11/01/2027	3.500%	600,000	605,004
Avolon Holdings Funding Ltd.(a)
05/01/2026	4.375%	790,000	838,336
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	1,325,000	1,325,479
11/15/2035	4.418%	5,218,000	5,571,995
International Lease Finance Corp.
01/15/2022	8.625%	1,000,000	1,125,980
SMBC Aviation Capital Finance DAC(a)
07/15/2022	3.000%	693,000	705,649
Total			15,385,409
Food and Beverage 0.9%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	6,382,000	7,384,106
02/01/2046	4.900%	3,182,000	3,785,519
Anheuser-Busch InBev Finance, Inc.
02/01/2044	4.625%	30,000	34,125
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Anheuser-Busch InBev Worldwide, Inc.
01/23/2025	4.150%	1,327,000	1,444,781
01/23/2029	4.750%	480,000	557,016
01/23/2031	4.900%	1,077,000	1,283,403
04/15/2048	4.600%	245,000	279,393
10/06/2048	4.439%	690,000	772,226
01/23/2049	5.550%	511,000	663,938
04/15/2058	4.750%	100,000	116,810
Bunge Ltd. Finance Corp.
11/24/2020	3.500%	141,000	142,784
Campbell Soup Co.
03/15/2048	4.800%	265,000	307,422
Cargill, Inc.(a)
03/01/2023	3.250%	140,000	144,558
11/01/2036	7.250%	300,000	436,444
Conagra Brands, Inc.
11/01/2025	4.600%	235,000	259,633
11/01/2038	5.300%	180,000	213,753
Constellation Brands, Inc.
02/15/2023	3.200%	304,000	312,120
11/15/2025	4.400%	344,000	375,997
12/06/2026	3.700%	513,000	544,941
05/09/2027	3.500%	435,000	454,290
02/15/2028	3.600%	961,000	1,011,744
08/01/2029	3.150%	1,192,000	1,207,385
11/15/2048	5.250%	144,000	175,636
Danone SA(a)
11/02/2026	2.947%	4,266,000	4,371,847
General Mills, Inc.
04/17/2025	4.000%	400,000	432,500
04/17/2038	4.550%	100,000	115,930
Hershey Co. (The)
11/15/2024	2.050%	1,270,000	1,272,995
Kellogg Co.
11/15/2027	3.400%	262,000	274,416
Keurig Dr Pepper, Inc.
05/25/2025	4.417%	250,000	273,280
05/25/2038	4.985%	323,000	379,501
Keurig Dr. Pepper, Inc.
06/15/2027	3.430%	135,000	140,844
Kraft Heinz Foods Co. (The)
07/02/2020	2.800%	246,000	246,482
07/15/2035	5.000%	1,170,000	1,301,474
06/01/2046	4.375%	926,000	912,579
McCormick & Co., Inc.
08/15/2024	3.150%	209,000	216,961
08/15/2027	3.400%	198,000	206,695
Tyson Foods, Inc.
08/15/2034	4.875%	200,000	239,413
Total			32,292,941

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	199

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.1%
GLP Capital LP/Financing II, Inc.
01/15/2029	5.300%	634,000	704,750
01/15/2030	4.000%	1,172,000	1,200,307
Total			1,905,057
Health Care 1.1%
Abbott Laboratories
11/30/2026	3.750%	837,000	914,904
11/30/2046	4.900%	2,395,000	3,140,331
Becton Dickinson and Co.
06/05/2020	2.404%	2,038,000	2,040,316
06/06/2024	3.363%	687,000	715,405
12/15/2024	3.734%	1,783,000	1,893,628
06/06/2027	3.700%	669,000	712,109
12/15/2044	4.685%	757,000	880,842
Boston Scientific Corp.
03/01/2026	3.750%	1,536,000	1,647,604
03/01/2029	4.000%	1,333,000	1,475,550
03/01/2039	4.550%	500,000	587,340
03/01/2049	4.700%	1,130,000	1,372,591
Cigna Corp.
09/17/2021	3.400%	1,376,000	1,408,383
07/15/2023	3.750%	1,698,000	1,782,498
08/15/2038	4.800%	133,000	155,058
12/15/2048	4.900%	776,000	926,929
Cigna Corp.(a)
02/25/2026	4.500%	577,000	634,483
03/01/2027	3.400%	1,514,000	1,572,282
07/15/2046	4.800%	218,000	252,333
CVS Health Corp.
03/09/2023	3.700%	621,000	646,575
12/05/2023	4.000%	911,000	964,933
08/15/2024	2.625%	813,000	821,627
03/25/2025	4.100%	1,346,000	1,447,542
08/15/2026	3.000%	677,000	691,044
03/25/2028	4.300%	500,000	547,034
08/15/2029	3.250%	810,000	826,313
03/25/2038	4.780%	1,827,000	2,078,714
03/25/2048	5.050%	1,509,000	1,790,055
CVS Pass-Through Trust(a)
10/10/2025	6.204%	157,618	170,022
01/10/2032	7.507%	108,213	134,281
01/10/2034	5.926%	742,222	853,810
01/10/2036	4.704%	658,407	705,136
Danaher Corp.
09/15/2025	3.350%	1,255,000	1,334,571
DH Europe Finance II Sarl
11/15/2022	2.050%	995,000	997,118
11/15/2024	2.200%	1,701,000	1,704,376
11/15/2029	2.600%	669,000	667,798
11/15/2049	3.400%	1,262,000	1,293,767
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
06/15/2026	5.250%	700,000	784,783
06/15/2039	5.125%	660,000	729,915
Memorial Health Services
11/01/2049	3.447%	1,230,000	1,211,534
Providence St Joseph Health Obligated Group
10/01/2026	2.746%	307,000	314,503
Zimmer Biomet Holdings, Inc.
03/19/2023	3.700%	174,000	181,193
Total			43,009,230
Healthcare Insurance 0.3%
Aetna, Inc.
12/15/2037	6.750%	590,000	794,242
08/15/2047	3.875%	491,000	497,613
Anthem, Inc.
12/01/2024	3.350%	350,000	365,538
03/01/2028	4.101%	565,000	614,207
12/01/2047	4.375%	94,000	103,230
Magellan Health, Inc.
09/22/2024	4.400%	105,000	108,364
UnitedHealth Group, Inc.
08/15/2024	2.375%	1,701,000	1,722,490
12/15/2025	3.700%	677,000	731,319
03/15/2026	3.100%	642,000	671,134
08/15/2029	2.875%	1,118,000	1,150,398
07/15/2035	4.625%	658,000	798,490
08/15/2039	3.500%	1,692,000	1,780,937
08/15/2059	3.875%	677,000	732,523
Total			10,070,485
Healthcare REIT 0.1%
HCP, Inc.
03/01/2024	4.200%	81,000	86,522
08/15/2024	3.875%	694,000	738,122
07/15/2029	3.500%	703,000	731,771
Healthcare Trust of America Holdings LP
04/15/2023	3.700%	720,000	745,080
Senior Housing Properties Trust
04/15/2020	6.750%	400,000	401,061
02/15/2028	4.750%	500,000	507,169
Ventas Realty LP
01/15/2026	4.125%	258,000	277,147
04/01/2027	3.850%	246,000	260,281
Welltower, Inc.
02/15/2027	2.700%	294,000	295,398
01/15/2030	3.100%	520,000	527,327
Total			4,569,878

The accompanying Notes to Financial Statements are an integral part of this statement.
200	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.4%
Apache Corp.
09/01/2040	5.100%	290,000	294,976
04/15/2043	4.750%	268,000	258,618
Canadian Natural Resources Ltd.
02/01/2025	3.900%	426,000	455,109
Cimarex Energy Co.
03/15/2029	4.375%	1,677,000	1,772,894
Devon Energy Corp.
07/15/2041	5.600%	999,000	1,217,839
Encana Corp.
11/01/2031	7.375%	695,000	851,084
08/15/2037	6.625%	566,000	671,609
02/01/2038	6.500%	626,000	734,321
EQT Corp.
10/01/2027	3.900%	302,000	281,004
Hess Corp.
07/15/2024	3.500%	264,000	271,769
03/15/2033	7.125%	220,000	278,728
01/15/2040	6.000%	901,000	1,063,446
02/15/2041	5.600%	72,000	84,800
04/01/2047	5.800%	111,000	135,896
Marathon Oil Corp.
10/01/2037	6.600%	150,000	191,345
Noble Energy, Inc.
10/15/2029	3.250%	1,488,000	1,505,957
03/01/2041	6.000%	400,000	479,911
11/15/2044	5.050%	1,125,000	1,244,763
08/15/2047	4.950%	1,057,000	1,170,743
10/15/2049	4.200%	468,000	475,258
Occidental Petroleum Corp.
05/15/2028	7.150%	570,000	694,693
05/01/2031	7.500%	321,000	419,071
08/15/2039	4.300%	605,000	614,676
03/15/2048	4.200%	200,000	198,779
Total			15,367,289
Integrated Energy 0.4%
BP Capital Markets America, Inc.
04/14/2024	3.224%	1,500,000	1,564,180
09/21/2025	3.796%	1,215,000	1,315,034
02/11/2026	3.410%	520,000	553,695
09/21/2028	3.937%	1,305,000	1,442,659
BP Capital Markets PLC
02/10/2024	3.814%	1,621,000	1,728,833
Cenovus Energy, Inc.
09/15/2023	3.800%	100,000	103,518
04/15/2027	4.250%	300,000	317,537
11/15/2039	6.750%	463,000	589,321
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ENI SpA(a)
09/12/2023	4.000%	510,000	538,270
Exxon Mobil Corp.
08/16/2039	2.995%	815,000	816,002
08/16/2049	3.095%	1,015,000	1,013,593
Husky Energy, Inc.
04/15/2022	3.950%	750,000	776,167
Petro-Canada
05/15/2035	5.950%	250,000	324,907
Shell International Finance BV
11/07/2024	2.000%	2,504,000	2,499,723
11/07/2049	3.125%	927,000	914,221
Total Capital International SA
01/10/2030	2.829%	1,136,000	1,167,861
Total			15,665,521
Life Insurance 0.8%
AIA Group Ltd.(a)
04/06/2028	3.900%	500,000	534,999
04/09/2029	3.600%	320,000	336,975
AIG SunAmerica Global Financing X(a)
03/15/2032	6.900%	585,000	815,932
American International Group, Inc.
07/10/2025	3.750%	1,561,000	1,671,319
04/01/2028	4.200%	1,050,000	1,157,086
03/15/2029	4.250%	611,000	680,203
07/16/2044	4.500%	516,000	595,085
Athene Global Funding(a)
04/20/2020	2.750%	703,000	704,260
11/12/2026	2.950%	3,060,000	3,046,925
Dai-ichi Life Insurance Co. Ltd. (The)(a),(i)
Junior Subordinated
12/31/2049	4.000%	1,062,000	1,104,868
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/24/2077	4.850%	208,000	256,540
Harborwalk Funding Trust(a),(i)
Subordinated
02/15/2069	5.077%	800,000	944,956
Jackson National Life Global Funding(a)
06/11/2025	3.875%	279,000	300,512
04/29/2026	3.050%	1,073,000	1,108,848
John Hancock Life Insurance Co.(a)
Subordinated
02/15/2024	7.375%	250,000	292,318
Lincoln National Corp.
01/15/2030	3.050%	2,630,000	2,660,721

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	201

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Manulife Financial Corp.(i)
Subordinated
02/24/2032	4.061%	1,400,000	1,449,433
MetLife, Inc.
09/15/2023	4.368%	600,000	650,498
11/13/2043	4.875%	490,000	611,949
Metropolitan Life Global Funding I(a)
01/11/2024	3.600%	800,000	844,682
09/19/2027	3.000%	500,000	518,843
Nationwide Financial Services, Inc.(a)
11/30/2049	3.900%	1,492,000	1,558,090
New York Life Global Funding(a)
01/10/2028	3.000%	404,000	421,206
New York Life Insurance Co.(a)
Subordinated
05/15/2069	4.450%	750,000	862,635
Prudential Financial, Inc.
02/25/2050	4.350%	1,054,000	1,214,909
03/13/2051	3.700%	385,000	405,368
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	2,060,000	2,638,023
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	520,000	545,252
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	450,000	555,407
05/15/2047	4.270%	300,000	341,411
Total			28,829,253
Media and Entertainment 0.2%
CBS Corp.
08/15/2024	3.700%	1,019,000	1,078,502
Discovery Communications LLC
03/20/2028	3.950%	158,000	168,906
06/01/2040	6.350%	490,000	626,841
Fox Corp.(a)
01/25/2029	4.709%	385,000	439,350
Grupo Televisa SAB
01/31/2046	6.125%	356,000	429,508
Viacom, Inc.
03/15/2043	4.375%	269,000	284,909
ViacomCBS, Inc.
06/01/2029	4.200%	350,000	381,270
Walt Disney Co. (The)
07/15/2024	9.500%	407,000	533,905
08/30/2024	1.750%	1,839,000	1,821,833
04/30/2028	7.300%	350,000	472,382
09/01/2029	2.000%	1,225,000	1,189,928
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/01/2049	2.750%	278,000	262,430
Total			7,689,764
Metals and Mining 0.3%
Anglo American Capital PLC(a)
09/11/2024	3.625%	245,000	254,494
09/11/2027	4.000%	400,000	419,173
Barrick Gold Corp.
04/01/2022	3.850%	129,000	134,538
10/15/2035	6.450%	780,000	1,014,257
Barrick North America Finance LLC
05/30/2041	5.700%	1,246,000	1,539,954
05/01/2043	5.750%	292,000	374,013
BHP Billiton Finance U.S.A. Ltd.
03/01/2026	6.420%	1,372,000	1,668,765
Minera Mexico SA de CV(a)
01/26/2050	4.500%	592,000	601,531
Newmont Goldcorp Corp.
03/15/2022	3.500%	877,000	899,704
Nucor Corp.
12/01/2037	6.400%	1,000,000	1,362,530
Steel Dynamics, Inc.
12/15/2024	2.800%	649,000	654,213
04/15/2030	3.450%	1,176,000	1,188,465
Teck Resources Ltd.
07/15/2041	6.250%	1,284,000	1,474,036
Total			11,585,673
Midstream 1.0%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	569,000	610,728
Boardwalk Pipelines LP
05/03/2029	4.800%	395,000	420,753
Buckeye Partners LP
11/15/2043	5.850%	770,000	691,993
Cameron LNG LLC(a)
01/15/2039	3.701%	885,000	904,293
Enbridge, Inc.
07/15/2022	2.900%	1,298,000	1,322,994
01/15/2025	2.500%	3,209,000	3,232,918
11/15/2029	3.125%	1,977,000	2,004,786
06/10/2044	4.500%	500,000	551,843
Enbridge, Inc.(i)
Subordinated
03/01/2078	6.250%	350,000	378,283

The accompanying Notes to Financial Statements are an integral part of this statement.
202	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Operating LP
01/15/2024	5.875%	1,167,000	1,291,490
06/01/2027	5.500%	767,000	863,299
04/15/2047	5.300%	303,000	324,078
04/15/2049	6.250%	303,000	367,329
Energy Transfer Partners LP
01/15/2026	4.750%	449,000	485,258
06/01/2041	6.050%	877,000	989,464
12/15/2045	6.125%	665,000	771,232
Enterprise Products Operating LLC
07/31/2029	3.125%	870,000	894,990
04/15/2038	7.550%	600,000	858,990
01/31/2050	4.200%	1,169,000	1,261,943
EQT Midstream Partners LP
07/15/2028	5.500%	700,000	687,641
Kinder Morgan Energy Partners LP
08/15/2033	7.300%	96,000	127,063
03/01/2043	5.000%	710,000	777,742
Kinder Morgan, Inc.
03/01/2028	4.300%	900,000	981,133
Magellan Midstream Partners LP
02/01/2021	4.250%	730,000	747,573
12/01/2042	4.200%	404,000	408,071
MPLX LP(a)
01/15/2025	5.250%	253,000	265,614
12/01/2027	4.250%	607,000	639,175
12/01/2047	5.200%	879,000	945,204
MPLX LP
03/15/2028	4.000%	280,000	290,484
02/15/2029	4.800%	606,000	664,923
04/15/2038	4.500%	764,000	779,074
02/15/2049	5.500%	820,000	930,277
ONEOK Partners LP
10/01/2036	6.650%	1,240,000	1,553,956
ONEOK, Inc.
07/15/2048	5.200%	400,000	456,106
Phillips 66 Partners LP
10/01/2026	3.550%	171,000	178,763
12/15/2029	3.150%	770,000	767,126
Plains All American Pipeline LP/Finance Corp.
12/15/2029	3.550%	1,932,000	1,903,979
06/15/2044	4.700%	680,000	661,448
02/15/2045	4.900%	1,145,000	1,140,553
Southern Natural Gas Co. LLC
03/01/2032	8.000%	360,000	511,292
Sunoco Logistics Partners Operations LP
02/15/2040	6.850%	652,000	767,208
04/01/2044	5.300%	1,125,000	1,190,706
05/15/2045	5.350%	81,000	86,725
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TC PipeLines LP
05/25/2027	3.900%	247,000	257,547
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	660,000	667,429
TransCanada PipeLines Ltd.
10/15/2037	6.200%	500,000	652,562
05/15/2048	4.875%	466,000	553,197
Western Gas Partners LP
08/15/2048	5.500%	636,000	561,601
Williams Companies, Inc. (The)
01/15/2025	3.900%	657,000	690,720
03/01/2048	4.850%	320,000	350,894
Total			39,422,450
Natural Gas 0.1%
Brooklyn Union Gas Co. (The)(a)
03/15/2048	4.273%	360,000	397,980
CenterPoint Energy Resources Corp.
01/15/2021	4.500%	395,000	402,791
09/01/2047	4.100%	897,000	941,662
NiSource Finance Corp.
02/01/2042	5.800%	381,000	468,890
NiSource, Inc.
02/15/2023	3.850%	237,000	246,658
09/01/2029	2.950%	1,620,000	1,620,956
05/15/2047	4.375%	218,000	242,105
Southern Co. Gas Capital Corp.
10/01/2023	2.450%	201,000	202,494
06/15/2026	3.250%	169,000	174,342
10/01/2046	3.950%	247,000	255,104
Total			4,952,982
Office REIT 0.1%
Alexandria Real Estate Equities, Inc.
04/15/2026	3.800%	122,000	130,283
02/01/2050	4.000%	661,000	725,715
Boston Properties LP
12/01/2028	4.500%	350,000	397,638
Government Properties Income Trust
07/15/2022	4.000%	471,000	479,738
Office Properties Income Trust
02/01/2022	4.150%	2,095,000	2,145,900
Select Income REIT
02/01/2020	3.600%	600,000	600,216
Total			4,479,490
Oil Field Services 0.1%
Baker Hughes, Inc.
09/15/2040	5.125%	300,000	352,824

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	203

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Halliburton Co.
11/15/2035	4.850%	497,000	559,821
08/01/2043	4.750%	260,000	288,567
National Oilwell Varco, Inc.
12/01/2029	3.600%	1,646,000	1,653,120
Schlumberger Finance Canada Ltd.(a)
11/20/2022	2.650%	648,000	658,804
Schlumberger Holdings Corp.(a)
05/01/2024	3.750%	184,000	194,126
05/17/2028	3.900%	1,029,000	1,094,927
Total			4,802,189
Other Financial Institutions 0.0%
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	335,000	337,084
ORIX Corp.
07/18/2022	2.900%	252,000	256,555
01/16/2024	4.050%	300,000	319,221
Total			912,860
Other Industry 0.1%
CK Hutchison International 16 Ltd.(a)
10/03/2021	1.875%	335,000	332,349
CK Hutchison International Ltd.(a)
04/11/2029	3.625%	730,000	768,335
President and Fellows of Harvard College
07/15/2056	3.300%	1,071,000	1,112,300
Trustees of the University of Pennsylvania (The)
02/15/2119	3.610%	815,000	827,826
Total			3,040,810
Other REIT 0.1%
Digital Realty Trust LP
08/15/2027	3.700%	231,000	245,435
Duke Realty LP
06/30/2026	3.250%	203,000	210,307
Goodman Australia Industrial Fund Bond Issuer Pty Ltd.(a)
09/30/2026	3.400%	921,000	932,956
Liberty Property LP
10/01/2026	3.250%	279,000	291,552
Life Storage LP
06/15/2029	4.000%	820,000	876,912
Public Storage
05/01/2029	3.385%	360,000	382,738
Trust F/1401(a)
01/15/2050	6.390%	507,000	545,858
Total			3,485,758
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Utility 0.0%
American Water Capital Corp.
10/15/2037	6.593%	300,000	425,333
12/01/2046	4.000%	431,000	469,223
Total			894,556
Paper 0.1%
Celulosa Arauco y Constitucion SA(a)
01/29/2030	4.200%	709,000	712,177
01/29/2050	5.150%	809,000	801,875
Packaging Corp. of America
12/15/2029	3.000%	1,002,000	1,010,331
12/15/2049	4.050%	785,000	818,089
WRKCo, Inc.
03/15/2025	3.750%	350,000	368,542
06/01/2028	3.900%	170,000	180,055
Total			3,891,069
Pharmaceuticals 1.3%
AbbVie, Inc.
05/14/2020	2.500%	2,327,000	2,330,564
11/06/2042	4.400%	280,000	303,202
05/14/2046	4.450%	600,000	647,200
AbbVie, Inc.(a)
11/21/2022	2.300%	5,478,000	5,504,498
11/21/2024	2.600%	3,695,000	3,727,324
11/21/2026	2.950%	686,000	697,534
11/21/2029	3.200%	4,813,000	4,911,655
11/21/2039	4.050%	3,148,000	3,305,080
11/21/2049	4.250%	1,005,000	1,065,886
Allergan Funding SCS
03/15/2035	4.550%	1,000,000	1,080,431
AstraZeneca PLC
09/15/2037	6.450%	290,000	410,279
Bristol-Myers Squibb Co.(a)
02/19/2021	2.875%	623,000	630,235
05/16/2022	2.600%	2,649,000	2,692,937
02/15/2023	2.750%	2,247,000	2,293,722
07/26/2024	2.900%	1,444,000	1,490,361
06/15/2026	3.200%	1,972,000	2,071,912
02/20/2028	3.900%	1,232,000	1,350,818
07/26/2029	3.400%	2,323,000	2,488,449
06/15/2039	4.125%	629,000	725,158
08/15/2045	5.000%	605,000	775,610
11/15/2047	4.350%	309,000	366,968
02/20/2048	4.550%	400,000	490,306
10/26/2049	4.250%	1,093,000	1,298,739
Eli Lilly & Co.
03/15/2059	4.150%	460,000	541,811

The accompanying Notes to Financial Statements are an integral part of this statement.
204	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gilead Sciences, Inc.
03/01/2026	3.650%	616,000	662,737
09/01/2036	4.000%	286,000	320,494
Merck & Co., Inc.
03/07/2029	3.400%	1,082,000	1,172,222
02/10/2045	3.700%	433,000	478,796
03/07/2049	4.000%	390,000	456,508
Mylan NV
06/15/2026	3.950%	200,000	207,914
Pfizer, Inc.
03/11/2022	2.800%	601,000	614,443
12/15/2026	3.000%	314,000	329,544
09/15/2038	4.100%	345,000	394,791
03/15/2039	3.900%	900,000	1,014,639
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	612,000	624,163
09/23/2026	3.200%	1,480,000	1,525,325
Total			49,002,255
Property & Casualty 0.3%
American Financial Group, Inc.
08/15/2026	3.500%	555,000	572,499
Assurant, Inc.
09/27/2023	4.200%	545,000	572,502
Chubb INA Holdings, Inc.
05/15/2024	3.350%	750,000	790,558
Cincinnati Financial Corp.
11/01/2034	6.125%	1,000,000	1,367,808
CNA Financial Corp.
08/15/2027	3.450%	500,000	520,046
Hartford Financial Services Group, Inc. (The)
10/01/2041	6.100%	265,000	363,629
04/15/2043	4.300%	430,000	479,835
Liberty Mutual Group, Inc.(a)
02/01/2029	4.569%	1,706,000	1,916,926
10/15/2050	3.951%	835,000	876,176
Markel Corp.
11/01/2027	3.500%	306,000	316,635
OneBeacon US Holdings, Inc.
11/09/2022	4.600%	600,000	629,390
Progressive Corp. (The)(i)
12/31/2049	5.375%	320,000	335,145
Travelers Property Casualty Corp.
04/15/2026	7.750%	605,000	784,657
Total			9,525,806
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.3%
Burlington Northern Santa Fe LLC
08/15/2030	7.950%	500,000	723,356
05/01/2040	5.750%	790,000	1,064,946
04/01/2044	4.900%	345,000	427,703
02/15/2050	3.550%	1,240,000	1,299,751
Canadian Pacific Railway Co.
09/15/2115	6.125%	450,000	660,807
CSX Corp.
02/15/2030	2.400%	735,000	718,527
10/01/2036	6.000%	450,000	583,564
03/01/2048	4.300%	80,000	91,004
11/15/2048	4.750%	850,000	1,028,060
09/15/2049	3.350%	1,319,000	1,303,578
Norfolk Southern Corp.
08/15/2052	4.050%	600,000	659,288
Union Pacific Corp.
03/01/2022	2.950%	1,107,000	1,131,003
03/01/2024	3.150%	525,000	546,352
03/01/2049	4.300%	163,000	188,466
09/15/2067	4.100%	200,000	206,429
Total			10,632,834
Refining 0.1%
Marathon Petroleum Corp.
12/15/2023	4.750%	499,000	541,749
09/15/2024	3.625%	1,640,000	1,721,191
04/01/2048	4.500%	593,000	630,980
Phillips 66
11/15/2044	4.875%	40,000	48,273
Valero Energy Corp.
04/15/2032	7.500%	181,000	251,386
Total			3,193,579
Restaurants 0.1%
McDonald’s Corp.
09/01/2029	2.625%	994,000	994,916
12/09/2035	4.700%	283,000	336,514
10/15/2037	6.300%	268,000	364,614
09/01/2048	4.450%	725,000	834,711
Starbucks Corp.
08/15/2025	3.800%	65,000	70,170
12/01/2047	3.750%	872,000	897,675
Total			3,498,600
Retail REIT 0.3%
Brixmor Operating Partnership LP
02/01/2025	3.850%	1,000,000	1,051,267

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	205

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DDR Corp.
07/15/2022	4.625%	533,000	553,835
02/01/2025	3.625%	482,000	497,934
National Retail Properties, Inc.
11/15/2025	4.000%	728,000	781,883
12/15/2026	3.600%	618,000	648,940
Realty Income Corp.
07/15/2024	3.875%	642,000	684,503
04/15/2025	3.875%	255,000	275,197
Regency Centers LP
09/15/2029	2.950%	2,016,000	2,013,884
Scentre Group Trust 1 / 2(a)
02/12/2025	3.500%	1,040,000	1,079,469
Spirit Realty LP
01/15/2030	3.400%	755,000	758,159
STORE Capital Corp.
03/15/2028	4.500%	2,357,000	2,574,519
03/15/2029	4.625%	458,000	507,254
Total			11,426,844
Retailers 0.4%
Costco Wholesale Corp.
05/18/2027	3.000%	608,000	641,976
Dollar General Corp.
05/01/2028	4.125%	365,000	401,847
Home Depot, Inc. (The)
12/06/2048	4.500%	612,000	756,155
Lowe’s Companies, Inc.
04/05/2029	3.650%	3,567,000	3,811,131
04/05/2049	4.550%	717,000	844,357
O’Reilly Automotive, Inc.
03/15/2026	3.550%	480,000	508,179
09/01/2027	3.600%	432,000	461,888
Walmart, Inc.
06/26/2025	3.550%	1,307,000	1,402,580
06/26/2028	3.700%	2,834,000	3,123,747
09/24/2029	2.375%	867,000	870,372
06/29/2048	4.050%	14,000	16,630
09/24/2049	2.950%	1,074,000	1,063,563
Total			13,902,425
Technology 1.6%
Analog Devices, Inc.
12/05/2023	3.125%	244,000	251,985
12/05/2036	4.500%	198,000	213,601
Apple, Inc.
09/11/2024	1.800%	1,670,000	1,657,942
05/13/2025	3.200%	370,000	391,095
09/11/2026	2.050%	2,005,000	1,986,533
02/09/2027	3.350%	1,619,000	1,727,332
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/11/2027	3.200%	2,863,000	3,030,026
06/20/2027	3.000%	562,000	588,767
09/12/2027	2.900%	1,244,000	1,295,903
09/11/2029	2.200%	3,007,000	2,955,157
08/04/2046	3.850%	672,000	757,569
02/09/2047	4.250%	549,000	654,948
11/13/2047	3.750%	495,000	552,043
09/11/2049	2.950%	2,609,000	2,547,713
Arrow Electronics, Inc.
09/08/2024	3.250%	219,000	225,671
01/12/2028	3.875%	376,000	385,676
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	1,687,000	1,747,184
01/15/2027	3.875%	1,507,000	1,565,611
Broadcom, Inc.(a)
04/15/2026	4.250%	1,101,000	1,172,088
04/15/2029	4.750%	1,265,000	1,383,288
Dell International LLC/EMC Corp.(a)
06/15/2026	6.020%	1,068,000	1,233,054
DXC Technology Co.
04/15/2024	4.250%	302,000	320,258
Equinix, Inc.
11/18/2024	2.625%	1,748,000	1,755,225
11/18/2026	2.900%	1,748,000	1,753,956
11/18/2029	3.200%	1,609,000	1,616,140
Fiserv, Inc.
07/01/2026	3.200%	1,434,000	1,489,185
10/01/2028	4.200%	107,000	118,348
07/01/2029	3.500%	1,119,000	1,177,922
07/01/2049	4.400%	914,000	1,039,553
Global Payments, Inc.
08/15/2029	3.200%	714,000	728,034
08/15/2049	4.150%	385,000	411,264
Intel Corp.
11/15/2029	2.450%	1,925,000	1,922,424
11/15/2049	3.250%	642,000	650,324
International Business Machines Corp.
05/15/2026	3.300%	2,487,000	2,622,318
05/15/2029	3.500%	2,715,000	2,917,985
05/15/2039	4.150%	468,000	527,262
05/15/2049	4.250%	608,000	695,521
Micron Technology, Inc.
02/15/2030	4.663%	839,000	924,192
Microsoft Corp.
02/12/2035	3.500%	300,000	331,124
11/03/2035	4.200%	462,000	548,631
02/06/2037	4.100%	1,004,000	1,185,651
08/08/2046	3.700%	304,000	343,060
02/06/2047	4.250%	406,000	498,521
02/12/2055	4.000%	1,460,000	1,726,507
08/08/2056	3.950%	380,000	448,859

The accompanying Notes to Financial Statements are an integral part of this statement.
206	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/06/2057	4.500%	740,000	959,229
NXP BV/Funding LLC/USA, Inc.(a)
06/18/2026	3.875%	1,873,000	1,983,906
06/18/2029	4.300%	209,000	225,623
Oracle Corp.
02/15/2023	2.625%	828,000	845,558
11/15/2024	2.950%	443,000	460,577
07/08/2034	4.300%	1,400,000	1,639,473
05/15/2035	3.900%	735,000	819,660
07/15/2036	3.850%	835,000	917,957
11/15/2037	3.800%	453,000	494,371
11/15/2047	4.000%	1,298,000	1,448,781
Total			61,870,585
Tobacco 0.2%
Altria Group, Inc.
02/14/2029	4.800%	1,301,000	1,448,404
02/14/2049	5.950%	317,000	383,990
BAT Capital Corp.
08/15/2024	3.222%	1,638,000	1,675,467
09/06/2026	3.215%	651,000	655,604
08/15/2027	3.557%	332,000	339,338
08/15/2037	4.390%	548,000	556,404
08/15/2047	4.540%	98,000	98,396
Reynolds American, Inc.
08/15/2045	5.850%	702,000	803,707
Total			5,961,310
Transportation Services 0.1%
Brambles U.S.A., Inc.(a)
10/23/2025	4.125%	300,000	319,439
JB Hunt Transport Services, Inc.
03/01/2026	3.875%	495,000	531,600
Penske Truck Leasing Co. LP/Finance Corp.(a)
03/14/2023	2.700%	350,000	352,990
Ryder System, Inc.
09/01/2021	2.250%	700,000	701,933
Total			1,905,962
Wireless 0.2%
America Movil SAB de CV
04/22/2029	3.625%	795,000	842,341
04/22/2049	4.375%	662,000	756,570
American Tower Corp.
10/15/2026	3.375%	425,000	442,065
10/15/2049	3.700%	800,000	800,576
Crown Castle International Corp.
03/01/2027	4.000%	236,000	254,444
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rogers Communications, Inc.
05/01/2049	4.350%	550,000	614,599
11/15/2049	3.700%	985,000	999,167
Vodafone Group PLC
05/30/2048	5.250%	400,000	481,172
06/19/2049	4.875%	1,070,000	1,233,360
09/17/2050	4.250%	2,352,000	2,469,138
Total			8,893,432
Wirelines 1.0%
AT&T, Inc.
02/15/2022	3.000%	955,000	975,339
06/30/2022	3.000%	1,523,000	1,556,291
03/11/2024	3.900%	581,000	617,415
01/15/2025	3.950%	843,000	903,499
05/15/2025	3.400%	1,230,000	1,289,884
02/15/2027	3.800%	491,000	525,619
02/15/2030	4.300%	976,000	1,084,359
05/15/2035	4.500%	695,000	774,636
03/01/2037	5.250%	360,000	430,828
08/15/2037	4.900%	842,000	970,885
03/01/2039	4.850%	604,000	697,761
08/15/2040	6.000%	875,000	1,126,136
09/01/2040	5.350%	2,321,000	2,798,507
10/15/2041	5.375%	483,000	570,443
12/15/2043	5.350%	302,000	355,515
03/01/2047	5.450%	435,000	538,772
03/09/2048	4.500%	572,000	632,129
02/15/2050	5.150%	1,340,000	1,620,686
03/01/2057	5.700%	360,000	467,335
British Telecommunications PLC(i)
12/15/2030	9.125%	350,000	538,034
Deutsche Telekom International Finance BV(a)
01/19/2027	3.600%	402,000	423,748
Qwest Corp.
12/01/2021	6.750%	1,063,000	1,143,972
Telefonica Emisiones SA
03/01/2049	5.520%	1,254,000	1,567,566
Telefonica Emisiones SAU
04/27/2020	5.134%	1,021,000	1,030,651
02/16/2021	5.462%	120,000	124,571
Verizon Communications, Inc.
08/15/2026	2.625%	75,000	76,260
09/21/2028	4.329%	1,059,000	1,202,362
02/08/2029	3.875%	235,000	259,237
12/03/2029	4.016%	846,000	946,134
11/01/2034	4.400%	4,811,000	5,595,702
01/15/2036	4.272%	1,069,000	1,210,232
03/16/2037	5.250%	457,000	573,560
08/15/2046	4.125%	1,464,000	1,649,998
08/21/2046	4.862%	1,087,000	1,349,775
03/16/2047	5.500%	584,000	791,377
09/15/2048	4.522%	299,000	358,074

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	207

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/2049	5.012%	299,000	382,701
03/15/2055	4.672%	736,000	908,542
Total			38,068,535
Total Corporate Bonds & Notes (Cost $862,138,772)			907,379,124

Foreign Government Obligations(j) 0.9%

Australia 0.0%
Westpac Banking Corp.(a)
03/03/2020	2.000%	405,000	405,045
Canada 0.1%
Hydro-Quebec
02/01/2021	9.400%	750,000	810,132
Ontario Teachers’ Cadillac Fairview Properties Trust(a)
03/20/2027	3.875%	804,000	862,557
Total			1,672,689
Colombia 0.1%
Colombia Government International Bond
02/26/2024	4.000%	893,000	940,886
09/18/2037	7.375%	150,000	213,103
05/15/2049	5.200%	200,000	241,073
Ecopetrol SA
01/16/2025	4.125%	300,000	316,016
06/26/2026	5.375%	580,000	650,997
05/28/2045	5.875%	471,000	554,560
Total			2,916,635
Japan 0.1%
Japan Bank for International Cooperation
10/17/2024	1.750%	1,704,000	1,681,307
Mexico 0.5%
Mexico City Airport Trust(a)
07/31/2047	5.500%	200,000	206,723
Mexico Government International Bond
01/30/2025	3.600%	757,000	792,181
01/21/2026	4.125%	1,673,000	1,787,328
04/22/2029	4.500%	3,876,000	4,258,989
03/08/2044	4.750%	1,090,000	1,205,457
01/15/2047	4.350%	479,000	505,790
02/10/2048	4.600%	942,000	1,031,849
10/12/2110	5.750%	458,000	542,025
Petroleos Mexicanos
03/13/2027	6.500%	2,883,000	3,053,979
02/12/2028	5.350%	141,000	140,286
06/15/2035	6.625%	550,000	561,872
09/21/2047	6.750%	606,000	610,639
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/12/2048	6.350%	4,200,000	4,055,057
Total			18,752,175
Netherlands 0.0%
MDGH - GMTN BV(a)
11/07/2029	2.875%	1,453,000	1,466,199
Norway 0.0%
Equinor ASA
09/23/2027	7.250%	400,000	530,047
11/18/2049	3.250%	884,000	891,990
Total			1,422,037
Panama 0.0%
Panama Government International Bond
04/16/2050	4.500%	275,000	326,028
Paraguay 0.0%
Paraguay Government International Bond(a)
03/30/2050	5.400%	912,000	1,046,966
Peru 0.0%
Peruvian Government International Bond
11/18/2050	5.625%	98,000	143,303
Singapore 0.0%
BOC Aviation Ltd.(a)
09/18/2022	2.750%	400,000	401,118
10/10/2024	3.500%	310,000	320,054
Total			721,172
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
09/30/2024	2.125%	974,000	971,215
09/30/2029	2.500%	1,266,000	1,261,592
09/30/2049	3.125%	775,000	754,869
Total			2,987,676
Total Foreign Government Obligations (Cost $31,696,343)			33,541,232

Inflation-Indexed Bonds 0.1%

United States 0.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%	1,137,020	1,136,597
01/15/2029	2.500%	1,198,630	1,444,781
Total			2,581,378
Total Inflation-Indexed Bonds (Cost $2,489,824)			2,581,378

The accompanying Notes to Financial Statements are an integral part of this statement.
208	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
City of Los Angeles Department of Airports
Revenue Bonds
Build America Bonds
Series 2009
05/15/2039	6.582%	420,000	557,310
Higher Education 0.1%
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	1,455,000	2,388,746
Ohio State University (The)
Revenue Bonds
Taxable
Series 2011A
06/01/2111	4.800%	2,014,000	2,552,967
Total			4,941,713
Joint Power Authority 0.1%
American Municipal Power, Inc.
Revenue Bonds
Build America Bonds
Series 2010
02/15/2050	7.499%	1,265,000	1,953,426
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 174th
Series 2012
10/01/2062	4.458%	1,850,000	2,267,360
Taxable Consolidated 160th
Series 2010
11/01/2040	5.647%	835,000	1,114,600
Total			3,381,960
Special Non Property Tax 0.0%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2040	5.600%	415,000	525,270
State General Obligation 0.0%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	295,000	450,471
Series 2010
11/01/2040	7.600%	260,000	429,185
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois
Unlimited General Obligation Bonds
Taxable Pension
Series 2003
06/01/2033	5.100%	205,000	220,996
Total			1,100,652
Turnpike / Bridge / Toll Road 0.1%
North Texas Tollway Authority
Revenue Bonds
Series 2009 (BAM)
01/01/2049	6.718%	1,164,000	1,826,234
Water & Sewer 0.0%
District of Columbia Water & Sewer Authority
Taxable Revenue Bonds
Senior Lien
Series 2014-A
10/01/2114	4.814%	411,000	539,996
Total Municipal Bonds (Cost $12,184,784)			14,826,561

Residential Mortgage-Backed Securities - Agency 23.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
11/01/2022- 10/17/2038	6.500%	1,303,226	1,447,047
06/01/2028- 11/01/2028	2.500%	17,229,566	17,469,882
12/01/2032- 09/01/2049	4.000%	59,296,287	63,071,289
03/01/2033- 12/01/2049	3.000%	6,380,267	6,501,206
06/01/2035- 04/01/2036	5.500%	107,301	118,598
09/01/2037	6.000%	983,883	1,114,684
02/01/2048- 11/01/2049	3.500%	17,241,442	18,021,140
05/01/2048- 12/01/2048	5.000%	6,662,366	7,235,350
03/01/2049	4.500%	1,013,425	1,118,198
CMO Series 2017-4742 Class PA
10/15/2047	3.000%	5,555,965	5,691,585
CMO Series 2127 Class PG
02/15/2029	6.250%	216,533	233,658
CMO Series 2165 Class PE
06/15/2029	6.000%	80,561	89,185
CMO Series 2326 Class ZQ
06/15/2031	6.500%	414,851	459,368
CMO Series 2399 Class TH
01/15/2032	6.500%	202,008	229,865

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	209

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2517 Class Z
10/15/2032	5.500%	183,968	196,612
CMO Series 2557 Class HL
01/15/2033	5.300%	350,394	390,799
CMO Series 262 Class 35
07/15/2042	3.500%	4,982,436	5,213,952
CMO Series 2752 Class EZ
02/15/2034	5.500%	942,534	1,080,709
CMO Series 2764 Class ZG
03/15/2034	5.500%	622,556	690,055
CMO Series 2953 Class PG
03/15/2035	5.500%	3,320,071	3,706,671
CMO Series 2986 Class CH
06/15/2025	5.000%	358,175	374,662
CMO Series 2989 Class TG
06/15/2025	5.000%	281,499	296,617
CMO Series 299 Class 300
01/15/2043	3.000%	822,187	835,286
CMO Series 2990 Class UZ
06/15/2035	5.750%	1,091,638	1,249,661
CMO Series 3101 Class UZ
01/15/2036	6.000%	334,368	381,751
CMO Series 3123 Class AZ
03/15/2036	6.000%	418,120	475,375
CMO Series 3143 Class BC
02/15/2036	5.500%	415,305	461,577
CMO Series 3164 Class MG
06/15/2036	6.000%	157,405	175,033
CMO Series 3195 Class PD
07/15/2036	6.500%	297,892	335,565
CMO Series 3200 Class AY
08/15/2036	5.500%	283,163	318,153
CMO Series 3213 Class JE
09/15/2036	6.000%	459,282	518,449
CMO Series 3229 Class HE
10/15/2026	5.000%	659,316	697,002
CMO Series 3402 Class NC
12/15/2022	5.000%	99,940	102,972
CMO Series 3423 Class PB
03/15/2038	5.500%	886,817	991,744
CMO Series 3453 Class B
05/15/2038	5.500%	35,270	38,530
CMO Series 3461 Class Z
06/15/2038	6.000%	1,694,707	1,884,505
CMO Series 3501 Class CB
01/15/2039	5.500%	393,463	440,087
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3684 Class CY
06/15/2025	4.500%	1,589,510	1,661,876
CMO Series 3704 Class CT
12/15/2036	7.000%	594,975	697,516
CMO Series 3704 Class DT
11/15/2036	7.500%	567,761	670,882
CMO Series 3704 Class ET
12/15/2036	7.500%	418,296	501,601
CMO Series 3707 Class B
08/15/2025	4.500%	1,302,146	1,367,774
CMO Series 3819 Class ZQ
04/15/2036	6.000%	637,282	728,703
CMO Series 3827 Class BM
08/15/2039	5.500%	161,783	165,571
CMO Series 3890 Class ME
07/15/2041	5.000%	1,000,000	1,194,931
CMO Series 4015 Class MY
03/15/2042	3.500%	2,000,000	2,102,921
CMO Series 4177 Class MQ
03/15/2043	2.500%	1,000,000	977,321
CMO Series 4217 Class KY
06/15/2043	3.000%	1,200,000	1,233,583
CMO Series 4240 Class B
08/15/2033	3.000%	2,000,000	2,050,798
CMO Series 4426 Class QC
07/15/2037	1.750%	2,060,968	2,036,344
CMO Series 4705 Class A
09/15/2042	4.500%	1,778,627	1,863,151
CMO Series 4763 Class CA
09/15/2038	3.000%	487,574	501,699
CMO Series 4767 Class KA
03/15/2048	3.000%	2,249,185	2,310,430
CMO Series 4786 Class DP
07/15/2042	4.500%	1,020,314	1,040,243
CMO Series 4796 Class AK
05/15/2048	3.000%	4,269,008	4,341,781
CMO Series 4802 Class A
06/15/2048	3.000%	4,219,774	4,289,907
CMO Series 4874 Class AT
09/15/2048	3.000%	20,420,991	20,742,154
CMO Series 4880 Class DA
05/15/2050	3.000%	2,732,445	2,786,283
CMO Series R006 Class ZA
04/15/2036	6.000%	484,683	557,808
CMO Series R007 Class ZA
05/15/2036	6.000%	932,465	1,068,924

The accompanying Notes to Financial Statements are an integral part of this statement.
210	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 264 Class 30
07/15/2042	3.000%	175,521	179,200
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% Cap 10.179% 07/01/2036	4.641%	70,305	74,297
12-month USD LIBOR + 1.846% Cap 9.023% 07/01/2040	4.367%	252,779	267,082
CMO Series 2551 Class NS
-1.8 x 1-month USD LIBOR + 14.483% Cap 14.483% 01/15/2033	11.294%	135,661	170,632
CMO Series 343 Class F4
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 9,999.000% 10/15/2037	2.041%	1,531,345	1,518,681
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	469,595	492,003
CMO Series 3966 Class BF
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 7.000% 10/15/2040	2.240%	654,528	655,187
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	2.091%	808,748	808,173
CMO Series 4087 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 05/15/2039	2.190%	516,648	517,572
CMO Series 4846 Class PF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 12/15/2048	2.090%	662,494	660,143
CMO Series 4856 Class FD
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 6.500% 08/15/2040	2.040%	2,138,801	2,124,282
CMO Series 4897 Class F
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 07/15/2049	2.140%	758,041	756,813
Structured Pass-Through Securities
1-year MTA + 1.200% Floor 1.200% 10/25/2044	3.365%	654,427	663,595
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(k)
09/01/2049	4.000%	13,599,898	14,548,945
Federal Home Loan Mortgage Corp.(l)
CMO Series 2967 Class EA
04/15/2020	0.000%	1,217	1,214
CMO Series 3077 Class TO
04/15/2035	0.000%	125,639	118,297
CMO Series 3100 Class
01/15/2036	0.000%	191,515	173,811
CMO Series 3117 Class OG
02/15/2036	0.000%	98,745	90,563
CMO Series 3181 Class OH
07/15/2036	0.000%	368,251	324,766
CMO Series 3316 Class JO
05/15/2037	0.000%	15,188	13,703
CMO Series 3607 Class TO
10/15/2039	0.000%	287,865	253,745
CMO STRIPS Series 197 Class
04/01/2028	0.000%	156,287	145,832
CMO STRIPS Series 310 Class
09/15/2043	0.000%	1,891,352	1,595,094
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 3380 Class SI
-1.0 x 1-month USD LIBOR + 6.370% Cap 6.370% 10/15/2037	4.630%	2,386,619	451,033
CMO Series 3385 Class SN
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 11/15/2037	4.260%	62,344	8,481
CMO Series 3451 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/15/2038	4.310%	134,497	17,798
CMO Series 3531 Class SM
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 05/15/2039	4.360%	72,394	4,696
CMO Series 3608 Class SC
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 12/15/2039	4.510%	314,882	52,715

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	211

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3740 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	4.260%	554,403	84,077
CMO Series 3740 Class SC
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	4.260%	661,613	90,105
CMO STRIPS Series 239 Class S30
-1.0 x 1-month USD LIBOR + 7.700% Cap 7.700% 08/15/2036	5.960%	377,707	85,183
Federal Home Loan Mortgage Corp.(c)
CMO Series 3688 Class CU
11/15/2021	7.019%	26,329	26,693
CMO Series 3688 Class GT
11/15/2046	7.345%	412,629	485,000
CMO Series 4272 Class W
04/15/2040	5.650%	2,087,815	2,289,951
Federal Home Loan Mortgage Corp.(g)
CMO Series 3688 Class NI
04/15/2032	5.000%	8,304	3
CMO Series 3714 Class IP
08/15/2040	5.000%	612,764	76,738
CMO Series 3800 Class AI
11/15/2029	4.000%	313,056	8,968
Federal Home Loan Mortgage Corp.(c),(g)
CMO Series 3802 Class LS
01/15/2040	2.390%	735,668	40,112
Federal National Mortgage Association
05/01/2022	7.500%	12,015	12,073
01/01/2023- 11/01/2048	6.000%	921,626	1,011,227
02/01/2024- 10/01/2038	6.500%	2,424,710	2,777,709
08/01/2031	2.500%	1,436,414	1,453,871
05/01/2033- 12/01/2049	3.500%	47,214,114	49,462,806
07/01/2033- 12/01/2049	4.000%	99,708,591	106,339,815
11/01/2033- 06/01/2049	5.500%	8,215,383	9,155,158
05/01/2034- 08/01/2049	4.500%	21,859,263	23,817,099
12/01/2034- 12/01/2049	3.000%	7,731,106	7,935,170
01/01/2036- 08/01/2049	5.000%	60,767,111	67,410,180
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/2037- 01/01/2039	7.000%	656,774	785,896
CMO Series 1999-7 Class AB
03/25/2029	6.000%	166,152	183,389
CMO Series 2001-60 Class PX
11/25/2031	6.000%	233,701	262,501
CMO Series 2002-50 Class ZA
05/25/2031	6.000%	802,639	885,927
CMO Series 2002-78 Class Z
12/25/2032	5.500%	283,884	317,610
CMO Series 2003-W19 Class 1A7
11/25/2033	5.620%	2,958,962	3,270,585
CMO Series 2004-50 Class VZ
07/25/2034	5.500%	1,190,629	1,309,637
CMO Series 2004-65 Class LT
08/25/2024	4.500%	153,647	159,262
CMO Series 2004-W10 Class A6
08/25/2034	5.750%	2,508,043	2,783,677
CMO Series 2005-121 Class DX
01/25/2026	5.500%	362,511	384,397
CMO Series 2006-105 Class ME
11/25/2036	5.500%	756,661	848,178
CMO Series 2006-16 Class HZ
03/25/2036	5.500%	1,039,418	1,153,398
CMO Series 2006-W3 Class 2A
09/25/2046	6.000%	226,494	248,291
CMO Series 2007-104 Class ZE
08/25/2037	6.000%	211,210	232,139
CMO Series 2007-116 Class PB
08/25/2035	5.500%	233,985	263,390
CMO Series 2007-18 Class MZ
03/25/2037	6.000%	326,499	358,787
CMO Series 2007-42 Class B
05/25/2037	6.000%	234,908	263,470
CMO Series 2007-76 Class ZG
08/25/2037	6.000%	509,762	573,099
CMO Series 2008-80 Class GP
09/25/2038	6.250%	37,499	41,915
CMO Series 2009-59 Class HB
08/25/2039	5.000%	491,764	538,814
CMO Series 2009-60 Class HT
08/25/2039	6.000%	484,924	552,352
CMO Series 2009-79 Class UA
03/25/2038	7.000%	47,744	53,802
CMO Series 2009-W1 Class A
12/25/2049	6.000%	1,082,791	1,236,254

The accompanying Notes to Financial Statements are an integral part of this statement.
212	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-111 Class AM
10/25/2040	5.500%	2,023,557	2,308,163
CMO Series 2010-148 Class MA
02/25/2039	4.000%	82,937	83,906
CMO Series 2010-2 Class LC
02/25/2040	5.000%	1,200,000	1,367,633
CMO Series 2010-83 Class DN
12/25/2020	4.500%	175,009	175,599
CMO Series 2011-118 Class MT
11/25/2041	7.000%	764,800	899,004
CMO Series 2011-118 Class NT
11/25/2041	7.000%	872,582	1,013,649
CMO Series 2011-31 Class DB
04/25/2031	3.500%	3,530,551	3,696,368
CMO Series 2011-39 Class ZA
11/25/2032	6.000%	352,544	400,956
CMO Series 2011-44 Class EB
05/25/2026	3.000%	2,134,569	2,170,628
CMO Series 2011-46 Class B
05/25/2026	3.000%	4,614,242	4,695,016
CMO Series 2011-59 Class NZ
07/25/2041	5.500%	1,695,052	1,897,377
CMO Series 2012-151 Class NX
01/25/2043	1.500%	1,723,599	1,650,743
CMO Series 2012-66 Class CB
06/25/2032	3.000%	3,000,000	3,100,462
CMO Series 2013-100 Class WB
10/25/2033	3.000%	3,000,000	3,049,542
CMO Series 2013-101 Class E
10/25/2033	3.000%	3,000,000	3,110,809
CMO Series 2013-108 Class GU
10/25/2033	3.000%	2,575,000	2,645,386
CMO Series 2013-30 Class CA
04/25/2043	1.500%	499,845	479,786
CMO Series 2013-59 Class PY
06/25/2043	2.500%	1,000,000	977,781
CMO Series 2013-81 Class TA
02/25/2043	3.000%	2,500,000	2,527,910
CMO Series 2013-90 Class DL
09/25/2033	3.500%	1,500,000	1,601,108
CMO Series 2015-84 Class PA
08/25/2033	1.700%	5,003,089	4,911,286
CMO Series 2016-48 Class MA
06/25/2038	2.000%	6,628,773	6,555,339
CMO Series 2017-13 Class PA
08/25/2046	3.000%	67,373	69,440
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-42 Class H
11/25/2043	3.000%	1,308,917	1,335,119
CMO Series 2018-14 Class KC
03/25/2048	3.000%	144,621	148,336
CMO Series 2018-15 Class AB
03/25/2048	3.000%	78,341	80,534
CMO Series 2018-43 Class CT
06/25/2048	3.000%	4,188,756	4,249,594
CMO Series 2018-45 Class GA
06/25/2048	3.000%	681,172	690,377
CMO Series 2018-8 Class KL
03/25/2047	2.500%	1,910,852	1,906,342
CMO Series 2019-35 Class A
07/25/2049	3.000%	1,712,900	1,770,729
CMO Series 2019-35 Class MB
07/25/2049	3.000%	2,263,427	2,350,407
CMO Series 2019-8 Class GA
03/25/2049	3.000%	9,331,496	9,456,257
CMO Series G94-8 Class K
07/17/2024	8.000%	122,805	134,222
CMO STRIPS Series 414 Class A35
10/25/2042	3.500%	358,222	375,862
Series 2012-M5 Class A2
02/25/2022	2.715%	1,574,814	1,592,266
Series 2013-M9 Class A2
01/25/2023	2.389%	1,754,901	1,768,800
Federal National Mortgage Association(f),(m)
02/28/2030	3.500%	2,560,000	2,577,613
01/31/2032	2.730%	1,825,000	1,840,969
01/31/2032	2.950%	3,000,000	3,103,140
Federal National Mortgage Association(b)
6-month USD LIBOR + 2.500% Floor 2.500%, Cap 11.256% 03/01/2036	4.701%	272,221	291,081
12-month USD LIBOR + 1.583% Floor 1.583%, Cap 7.620% 05/01/2045	2.620%	1,273,547	1,295,919
12-month USD LIBOR + 1.579% Floor 1.579%, Cap 7.743% 06/01/2045	2.743%	1,620,447	1,652,837
12-month USD LIBOR + 1.587% Floor 1.587%, Cap 7.619% 11/01/2045	2.619%	537,704	545,797
12-month USD LIBOR + 1.585% Floor 1.585%, Cap 7.658% 01/01/2046	2.658%	6,023,587	6,132,758
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.096% 03/01/2047	3.096%	86,986	88,646

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	213

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12-month USD LIBOR + 1.599% Floor 1.605%, Cap 7.958% 08/01/2047	2.958%	893,434	906,803
CMO Series 2003-130 Class CS
-2.0 x 1-month USD LIBOR + 14.100% Cap 14.100% 12/25/2033	10.516%	11,615	11,969
CMO Series 2003-W8 Class 3F1
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 05/25/2042	2.192%	187,878	187,469
CMO Series 2005-SV Class 75
-4.0 x 1-month USD LIBOR + 24.200% Cap 24.200% 09/25/2035	17.032%	69,210	98,906
CMO Series 2005-W3 Class 2AF
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 9.500% 03/25/2045	2.012%	399,273	397,744
CMO Series 2007-101 Class A2
1-month USD LIBOR + 0.250% Floor 0.250% 06/27/2036	2.042%	252,286	244,823
CMO Series 2010-28 Class BS
-2.2 x 1-month USD LIBOR + 11.588% Cap 11.588% 04/25/2040	7.556%	72,159	82,766
CMO Series 2010-35 Class SJ
-3.3 x 1-month USD LIBOR + 17.667% Cap 17.667% 04/25/2040	11.693%	441,248	556,995
CMO Series 2010-49 Class SC
-2.0 x 1-month USD LIBOR + 12.660% Cap 12.660% 03/25/2040	9.076%	372,765	443,780
CMO Series 2011-75 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 6.500% 08/25/2041	2.342%	206,891	208,709
CMO Series 2018-79 Class FA
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 11/25/2048	2.042%	3,422,151	3,398,618
CMO Series 2019-14 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 04/25/2059	2.181%	1,245,348	1,244,026
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-18 Class FH
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 05/25/2049	2.142%	2,101,295	2,085,620
CMO Series 2019-25 Class YF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 10/25/2046	2.242%	4,161,086	4,167,217
CMO Series 2019-35 Class FH
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 07/25/2049	2.142%	948,987	945,086
CMO Series 2019-42 Class FK
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 08/25/2049	2.242%	5,587,082	5,570,484
CMO Series 2019-60 Class BF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 10/25/2049	2.242%	1,719,101	1,711,015
CMO Series 2019-60 Class FW
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 10/25/2049	2.242%	1,333,497	1,331,178
CMO Series 2019-67 Class FB
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 11/25/2049	2.242%	1,518,726	1,510,477
CMO Series 2019-70 Class FL
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 12/25/2049	2.192%	3,069,191	3,062,514
Federal National Mortgage Association(m)
01/13/2044	2.500%	16,600,000	16,417,141
03/13/2049- 01/14/2050	3.500%	17,900,000	18,400,138
01/14/2050	3.000%	29,000,000	29,412,344
Federal National Mortgage Association(b),(g)
CMO Series 1996-4 Class SA
-1.0 x 1-month USD LIBOR + 8.500% Cap 8.500% 02/25/2024	6.708%	47,004	4,954
CMO Series 2006-117 Class GS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2036	4.858%	193,545	28,793

The accompanying Notes to Financial Statements are an integral part of this statement.
214	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-43 Class SI
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 06/25/2036	4.808%	960,338	162,321
CMO Series 2006-58 Class IG
-1.0 x 1-month USD LIBOR + 6.520% Cap 6.520% 07/25/2036	4.728%	349,964	54,112
CMO Series 2006-8 Class WN
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	4.908%	979,202	194,732
CMO Series 2006-94 Class GI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/25/2026	4.858%	460,040	41,180
CMO Series 2007-109 Class PI
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 12/25/2037	4.558%	554,505	80,195
CMO Series 2007-65 Class KI
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 07/25/2037	4.828%	166,826	22,319
CMO Series 2007-72 Class EK
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 07/25/2037	4.608%	874,093	155,906
CMO Series 2007-W7 Class 2A2
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 07/25/2037	4.738%	314,084	41,391
CMO Series 2009-112 Class ST
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 01/25/2040	4.458%	296,591	55,868
CMO Series 2009-17 Class QS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 03/25/2039	4.858%	98,271	12,489
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-37 Class KI
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2039	4.208%	607,494	59,008
CMO Series 2009-68 Class SA
-1.0 x 1-month USD LIBOR + 6.750% Cap 6.750% 09/25/2039	4.958%	402,813	60,942
CMO Series 2010-125 Class SA
-1.0 x 1-month USD LIBOR + 4.440% Cap 4.440% 11/25/2040	2.648%	1,366,753	126,785
CMO Series 2010-147 Class SA
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 01/25/2041	4.738%	1,778,610	363,822
CMO Series 2010-35 Class SB
-1.0 x 1-month USD LIBOR + 6.420% Cap 6.420% 04/25/2040	4.628%	176,200	24,014
CMO Series 2010-42 Class S
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 05/25/2040	4.608%	153,870	24,779
CMO Series 2010-68 Class SA
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 07/25/2040	3.208%	1,026,258	118,957
Federal National Mortgage Association(c)
CMO Series 2003-W16 Class AF5
11/25/2033	4.535%	520,953	567,080
CMO Series 2010-61 Class WA
06/25/2040	5.987%	141,250	159,150
CMO Series 2011-2 Class WA
02/25/2051	5.858%	143,306	157,146
CMO Series 2011-43 Class WA
05/25/2051	5.768%	240,740	272,107
Federal National Mortgage Association(l)
CMO Series 2006-113 Class
07/25/2036	0.000%	22,175	21,827
CMO Series 2006-15 Class OP
03/25/2036	0.000%	162,600	145,369
CMO Series 2006-8 Class WQ
03/25/2036	0.000%	267,055	229,935

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	215

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-86 Class BO
03/25/2037	0.000%	82,859	75,829
CMO Series 2013-101 Class DO
10/25/2043	0.000%	2,045,126	1,731,509
CMO Series 2013-128 Class
12/25/2043	0.000%	1,457,355	1,275,464
CMO Series 2013-92 Class
09/25/2043	0.000%	1,520,908	1,297,646
CMO STRIPS Series 293 Class 1
12/25/2024	0.000%	100,500	96,896
Federal National Mortgage Association(g)
CMO Series 2009-71 Class BI
08/25/2024	4.500%	14,730	192
CMO Series 2009-86 Class IP
10/25/2039	5.500%	128,369	22,657
CMO Series 2010-155 Class KI
01/25/2021	3.000%	115,960	1,354
Federal National Mortgage Association(c),(g)
CMO Series 2011-30 Class LS
04/25/2041	2.372%	540,012	30,422
Government National Mortgage Association
09/20/2038	7.000%	79,697	93,638
08/20/2039	6.000%	369,150	416,800
05/20/2045- 08/20/2049	4.000%	18,935,613	19,786,180
08/15/2047- 11/20/2049	4.500%	22,718,382	24,424,810
01/20/2048- 09/20/2049	3.500%	10,271,379	10,659,391
03/20/2048- 09/20/2049	5.000%	27,535,042	29,389,035
04/20/2063	4.383%	972,767	985,126
05/20/2063	4.375%	1,311,029	1,327,173
05/20/2063	4.427%	1,308,807	1,321,465
06/20/2063	4.291%	2,327,419	2,356,450
CMO Series 2003-75 Class ZX
09/16/2033	6.000%	610,358	678,173
CMO Series 2005-26 Class XY
03/20/2035	5.500%	581,407	655,454
CMO Series 2005-72 Class AZ
09/20/2035	5.500%	736,754	801,797
CMO Series 2006-17 Class JN
04/20/2036	6.000%	265,660	295,562
CMO Series 2006-33 Class NA
01/20/2036	5.000%	85,659	87,653
CMO Series 2006-38 Class ZK
08/20/2036	6.500%	874,028	977,498
CMO Series 2006-69 Class MB
12/20/2036	5.500%	1,008,045	1,106,939
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2008-23 Class PH
03/20/2038	5.000%	851,245	912,351
CMO Series 2009-104 Class AB
08/16/2039	7.000%	865,950	953,668
CMO Series 2010-130 Class CP
10/16/2040	7.000%	471,278	551,032
CMO Series 2013-H01 Class FA
01/20/2063	1.650%	1,070,947	1,066,691
CMO Series 2013-H04 Class BA
02/20/2063	1.650%	708,302	705,287
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	1,353,475	1,349,299
CMO Series 2013-H09 Class HA
04/20/2063	1.650%	2,205,512	2,191,931
CMO Series 2017-167 Class BQ
08/20/2044	2.500%	1,978,114	1,993,544
CMO Series 2019-132 Class NA
09/20/2049	3.500%	3,806,499	3,874,620
CMO Series 2019-31 Class JC
03/20/2049	3.500%	2,236,340	2,276,897
Government National Mortgage Association(m)
03/21/2049- 01/21/2050	3.000%	12,900,000	13,233,832
01/21/2050	3.500%	8,900,000	9,172,215
Government National Mortgage Association(b),(g)
CMO Series 2005-3 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2035	4.335%	792,252	137,784
CMO Series 2007-40 Class SN
-1.0 x 1-month USD LIBOR + 6.680% Cap 6.680% 07/20/2037	4.915%	564,929	99,266
CMO Series 2008-62 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2038	4.385%	533,349	73,077
CMO Series 2008-76 Class US
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/20/2038	4.135%	635,874	103,470
CMO Series 2008-95 Class DS
-1.0 x 1-month USD LIBOR + 7.300% Cap 7.300% 12/20/2038	5.535%	539,068	106,269

The accompanying Notes to Financial Statements are an integral part of this statement.
216	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-102 Class SM
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 06/16/2039	4.660%	85,603	1,757
CMO Series 2009-106 Class ST
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2038	4.235%	901,340	116,119
CMO Series 2009-64 Class SN
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/16/2039	4.360%	395,505	49,739
CMO Series 2009-67 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/16/2039	4.310%	257,155	31,213
CMO Series 2009-72 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/16/2039	4.510%	680,916	124,012
CMO Series 2009-81 Class SB
-1.0 x 1-month USD LIBOR + 6.090% Cap 6.090% 09/20/2039	4.325%	859,175	161,007
CMO Series 2010-47 Class PX
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 06/20/2037	4.935%	1,036,913	158,389
CMO Series 2011-75 Class SM
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 05/20/2041	4.835%	512,054	84,532
Government National Mortgage Association(b)
CMO Series 2007-16 Class NS
-3.5 x 1-month USD LIBOR + 23.275% Cap 23.275% 04/20/2037	17.099%	92,483	133,079
CMO Series 2012-H10 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.500% 12/20/2061	2.324%	1,499,166	1,499,109
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	2.474%	35,236	35,319
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	2.424%	31,443	31,492
CMO Series 2012-H26 Class MA
1-month USD LIBOR + 0.550% Floor 0.550% 07/20/2062	2.324%	32,827	32,826
CMO Series 2012-H28 Class FA
1-month USD LIBOR + 0.580% Floor 0.580% 09/20/2062	2.354%	151,694	151,710
CMO Series 2012-H29 Class FA
1-month USD LIBOR + 0.515% Floor 0.515%, Cap 11.500% 10/20/2062	2.289%	1,456,083	1,455,076
CMO Series 2013-H01 Class TA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 01/20/2063	2.274%	30,660	30,639
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	2.174%	126,564	126,191
CMO Series 2013-H07 Class GA
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 10.500% 03/20/2063	2.244%	1,567,787	1,565,017
CMO Series 2013-H07 Class HA
1-month USD LIBOR + 0.410% Floor 0.410%, Cap 11.000% 03/20/2063	2.184%	1,130,828	1,127,148
CMO Series 2013-H09 Class GA
1-month USD LIBOR + 0.480% Floor 0.480%, Cap 11.000% 04/20/2063	2.254%	1,925,696	1,922,930
CMO Series 2013-H09 Class SA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 04/20/2063	2.274%	2,333,095	2,329,130
CMO Series 2013-H21 Class FA
1-month USD LIBOR + 0.750% Floor 0.750% 09/20/2063	2.524%	3,528,390	3,541,823

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	217

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H21 Class FB
1-month USD LIBOR + 0.700% Floor 0.700% 09/20/2063	2.474%	3,473,538	3,483,946
CMO Series 2015-H23 Class FB
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 09/20/2065	2.294%	1,506,860	1,505,104
CMO Series 2015-H26 Class FG
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 10/20/2065	2.294%	780,033	779,088
CMO Series 2015-H30 Class FE
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 11/20/2065	2.374%	6,276,564	6,287,883
Government National Mortgage Association(l)
CMO Series 2008-1 Class PO
01/20/2038	0.000%	94,170	84,515
CMO Series 2010-14 Class AO
12/20/2032	0.000%	40,113	39,742
CMO Series 2010-157 Class OP
12/20/2040	0.000%	630,682	561,489
Government National Mortgage Association(g)
CMO Series 2010-107 Class IL
07/20/2039	6.000%	685,200	165,172
Government National Mortgage Association(c)
CMO Series 2010-H17 Class XQ
07/20/2060	5.255%	121,070	130,530
CMO Series 2011-137 Class WA
07/20/2040	5.566%	893,093	1,013,666
CMO Series 2012-141 Class WC
01/20/2042	3.689%	679,930	724,878
CMO Series 2013-54 Class WA
11/20/2042	4.777%	1,493,565	1,638,879
CMO Series 2013-75 Class WA
06/20/2040	5.156%	481,550	532,037
Total Residential Mortgage-Backed Securities - Agency (Cost $856,320,799)			873,214,115

Residential Mortgage-Backed Securities - Non-Agency 2.7%

Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2019-2 Class A1
03/25/2049	3.628%	934,211	947,028
Asset-Backed Funding Certificates Trust(c)
CMO Series 2005-AG1 Class A4
01/25/2034	5.010%	175,668	178,134
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Funding Trust
CMO Series 2004-3 Class 1A1
10/25/2034	5.500%	66,587	69,097
Bear Stearns Adjustable Rate Mortgage Trust(c)
CMO Series 2003-4 Class 3A1
07/25/2033	4.399%	46,218	47,389
CMO Series 2003-7 Class 6A
10/25/2033	4.224%	219,320	223,903
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class 1A
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.500% 07/25/2034	2.432%	102,502	102,608
Bear Stearns Asset-Backed Securities Trust(b)
CMO Series 2003-SD1 Class A
1-month USD LIBOR + 0.900% Floor 0.900%, Cap 11.000% 12/25/2033	2.692%	257,186	253,675
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-1 Class A1
10/26/2048	3.613%	650,843	651,407
CMO Series 2019-2 Class A1
07/25/2049	2.880%	1,779,886	1,768,185
CMO Series 2019-3 Class A1
11/25/2059	2.724%	2,077,273	2,075,150
Chase Mortgage Finance Corp.(c)
CMO Series 2007-A1 Class 1A3
02/25/2037	4.574%	373,457	380,385
CMO Series 2007-A1 Class 2A1
02/25/2037	4.690%	128,982	133,591
CMO Series 2007-A1 Class 7A1
02/25/2037	4.525%	86,334	88,402
Citigroup Mortgage Loan Trust, Inc.
CMO Series 2003-1 Class 3A4
09/25/2033	5.250%	76,912	77,935
CMO Series 2005-2 Class 2A11
05/25/2035	5.500%	172,886	177,160
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2009-10 Class 1A1
09/25/2033	4.322%	226,802	224,895
COLT Mortgage Loan Trust(a),(c)
CMO Series 2019-1 Class A1
03/25/2049	3.705%	872,704	877,004
CMO Series 2019-2 Class A1
05/25/2049	3.337%	1,585,119	1,590,167
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-13 Class 1A4
08/25/2034	5.500%	198,024	202,506

The accompanying Notes to Financial Statements are an integral part of this statement.
218	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-3 Class A26
04/25/2034	5.500%	103,120	105,685
CMO Series 2004-5 Class 1A4
06/25/2034	5.500%	251,775	257,855
Credit Suisse First Boston Mortgage Securities Corp.
CMO Series 2003-21 Class 1A4
09/25/2033	5.250%	84,109	85,870
CMO Series 2004-5 Class 3A1
09/25/2034	5.250%	27,288	25,068
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
CMO Series 2003-27 Class 5A4
11/25/2033	5.250%	159,741	163,096
CMO Series 2004-4 Class 2A4
09/25/2034	5.500%	163,604	168,871
CMO Series 2004-8 Class 1A4
12/25/2034	5.500%	186,195	191,679
Credit Suisse Mortgage Capital Certificates(a),(c)
CMO Series 2010-17R Class 1A1
06/26/2036	4.254%	12,984	12,998
DBRR Trust(a),(c)
CMO Series 2015-LCM Class A2
06/10/2034	3.421%	3,152,000	3,194,171
DBRR Trust(a)
Series 2015-LCM Class A1
06/10/2034	2.998%	2,608,920	2,592,906
GCAT LLC(a)
CMO Series 2019-NQM1 Class A1
02/25/2059	2.985%	693,790	697,477
GSMPS Mortgage Loan Trust(a),(b)
CMO Series 2005-RP3 Class 1AF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.000% 09/25/2035	2.142%	669,412	592,187
GSMPS Mortgage Loan Trust(a),(c),(g)
CMO Series 2005-RP3 Class 1AS
09/25/2035	2.772%	518,794	60,418
GSR Mortgage Loan Trust
CMO Series 2003-7F Class 1A4
06/25/2033	5.250%	197,785	201,888
GSR Mortgage Loan Trust(b)
CMO Series 2005-5F Class 8A3
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 5.500% 06/25/2035	2.292%	13,703	12,983
HarborView Mortgage Loan Trust(c)
CMO Series 2004-3 Class 1A
05/19/2034	4.231%	796,813	822,673
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Headlands Residential(a)
CMO Series 2018-RPL1 Class A
06/25/2023	4.250%	3,125,000	3,151,204
Headlands Residential LLC(a),(c)
CMO Series 2017-RPL1 Class A
08/25/2022	3.875%	2,690,000	2,688,849
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	3,600,000	3,624,122
Impac CMB Trust(b)
CMO Series 2005-4 Class 2A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 10.250% 05/25/2035	2.392%	196,144	191,038
Impac Secured Assets CMN Owner Trust(c)
CMO Series 2003-3 Class A1
08/25/2033	4.879%	109,436	112,402
Impac Secured Assets Trust(b)
CMO Series 2006-1 Class 2A1
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 11.500% 05/25/2036	2.142%	113,613	110,310
CMO Series 2006-2 Class 2A1
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 11.500% 08/25/2036	2.142%	101,137	101,026
JPMorgan Mortgage Trust(c)
CMO Series 2006-A2 Class 5A3
11/25/2033	4.091%	273,625	282,567
CMO Series 2007-A1 Class 5A5
07/25/2035	4.305%	221,908	227,045
LHOME Mortgage Trust(a)
CMO Series 2019-RTL3 Class A1
07/25/2024	3.868%	3,640,000	3,637,490
MASTR Adjustable Rate Mortgages Trust(c)
CMO Series 2004-13 Class 2A1
04/21/2034	4.606%	147,426	150,364
CMO Series 2004-13 Class 3A7
11/21/2034	4.696%	269,090	275,516
MASTR Asset Securitization Trust(a)
CMO Series 2004-P7 Class A6
12/27/2033	5.500%	50,109	51,391
MASTR Seasoned Securities Trust
CMO Series 2004-2 Class A1
08/25/2032	6.500%	150,524	156,420
CMO Series 2004-2 Class A2
08/25/2032	6.500%	237,076	246,676

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	219

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage Investors Trust(b)
CMO Series 2003-A Class 2A1
1-month USD LIBOR + 0.780% Floor 0.780%, Cap 11.750% 03/25/2028	2.572%	109,231	108,172
CMO Series 2003-E Class A1
1-month USD LIBOR + 0.620% Floor 0.620%, Cap 11.750% 10/25/2028	2.412%	376,354	379,473
CMO Series 2004-A Class A1
1-month USD LIBOR + 0.460% Floor 0.460%, Cap 11.750% 04/25/2029	2.252%	305,201	297,976
CMO Series 2004-G Class A2
6-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.750% 01/25/2030	2.524%	78,728	77,798
Merrill Lynch Mortgage Investors Trust(c)
CMO Series 2004-1 Class 2A1
12/25/2034	3.944%	216,474	218,498
CMO Series 2004-A4 Class A2
08/25/2034	4.348%	245,972	253,526
Morgan Stanley Mortgage Loan Trust(c)
CMO Series 2004-3 Class 4A
04/25/2034	5.611%	239,352	258,634
NACC Reperforming Loan Remic Trust(a)
CMO Series 2004-R2 Class A1
10/25/2034	6.500%	141,845	141,304
NCUA Guaranteed Notes(b)
CMO Series 2010-R3 Class 1A
1-month USD LIBOR + 0.560% Floor 0.560%, Cap 8.000% 12/08/2020	2.273%	474,414	474,820
NCUA Guaranteed Notes
CMO Series 2010-R3 Class 3A
12/08/2020	2.400%	35,461	35,749
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-NQM2 Class A1
04/25/2049	3.600%	960,439	973,627
CMO Series 2019-NQM4 Class A1
09/25/2059	2.492%	1,429,755	1,423,965
Onslow Bay Financial LLC(a),(f),(m)
CMO Series BRO-HA Class A
01/30/2032	2.970%	1,650,000	1,701,562
CMO Series NOR-HA Class A
01/30/2032	2.730%	2,664,900	2,691,549
CMO Series PRO-HA Class A
01/30/2032	2.780%	2,274,000	2,308,110
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oportun Funding VII LLC(a)
CMO Series 2017-B Class A
10/10/2023	3.220%	736,000	739,802
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL4 Class A1
09/25/2058	4.826%	1,661,065	1,686,534
Prime Mortgage Trust
CMO Series 2004-2 Class A2
11/25/2034	4.750%	14,676	14,810
RALI Trust
CMO Series 2004-QS3 Class CB
03/25/2020	5.000%	1,073	1,017
RBSSP Resecuritization Trust(a)
CMO Series 2009-1 Class 1A1
02/26/2036	6.500%	210,445	217,919
Residential Asset Mortgage Products Trust
CMO Series 2004-SL2 Class A3
10/25/2031	7.000%	263,049	276,324
Residential Asset Securitization Trust(c)
CMO Series 2004-IP2 Class 1A1
12/25/2034	4.166%	299,210	310,781
Seasoned Credit Risk Transfer Trust
CMO Series 2019-3 Class MB (FHLMC)
10/25/2058	3.500%	1,570,000	1,657,037
CMO Series 2019-4 Class M55D (FHLMC)
02/25/2059	4.000%	3,324,329	3,465,907
Seasoned Loans Structured Transaction
CMO Series 2018-2 Class A1
11/25/2028	3.500%	5,817,793	5,951,399
Sequoia Mortgage Trust(b)
CMO Series 2003-1 Class 1A
1-month USD LIBOR + 0.760% Floor 0.760%, Cap 12.500% 04/20/2033	2.525%	614,322	608,638
CMO Series 2003-8 Class A1
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.500% 01/20/2034	2.405%	530,139	530,932
CMO Series 2004-11 Class A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.500% 12/20/2034	2.365%	530,494	531,437
CMO Series 2004-12 Class A3
6-month USD LIBOR + 0.320% Floor 0.320%, Cap 11.500% 01/20/2035	2.225%	236,421	224,904
SG Residential Mortgage Trust(a),(c)
CMO Series 2019-3 Class A1
09/25/2059	2.703%	1,804,029	1,798,899

The accompanying Notes to Financial Statements are an integral part of this statement.
220	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A1
08/25/2049	2.610%	1,696,881	1,685,457
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-4 Class 5A
04/25/2034	4.060%	102,910	101,201
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2004-AR5 Class 1A1
1-month USD LIBOR + 0.660% Floor 0.660%, Cap 11.000% 10/19/2034	2.424%	369,853	371,220
CMO Series 2005-AR5 Class A3
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 11.000% 07/19/2035	2.264%	201,060	199,861
Structured Asset Securities Corp.(c)
CMO Series 2004-4XS Class 1A5
02/25/2034	5.490%	355,969	366,393
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c)
CMO Series 2003-34A Class 3A3
11/25/2033	4.008%	374,421	379,711
CMO Series 2003-40A Class 3A2
01/25/2034	4.043%	214,199	218,317
CMO Series 2004-6XS Class A5A
03/25/2034	6.030%	180,375	184,193
CMO Series 2004-6XS Class A5B (AMBAC)
03/25/2034	6.050%	216,449	221,028
Thornburg Mortgage Securities Trust(c)
CMO Series 2004-4 Class 3A
12/25/2044	3.649%	193,951	198,001
Toorak Mortgage Corp., Ltd.(c)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	2,494,000	2,488,190
Vendee Mortgage Trust
CMO Series 1998-2 Class 1G
06/15/2028	6.750%	210,052	236,063
Vericrest Opportunity Loan Transferee(a),(c),(f)
CMO Series 2018-FT1 Class A1
03/29/2021	5.900%	294,506	293,181
Vericrest Opportunity Loan Transferee LXIV LLC(a)
Series 2017-NP11 Class A1
10/25/2047	3.375%	1,307,915	1,308,712
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	2,906,137	2,903,209
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	2,597,033	2,611,825
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee LXXXIII LLC(a),(c)
CMO Series 2019-NPL9 Class A1A
11/26/2049	3.327%	3,050,960	3,049,456
Vericrest Opportunity Loan Trust(a),(c)
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	2,819,978	2,813,158
Verus Securitization Trust(a),(c)
CMO Series 2019-1 Class A1
02/25/2059	3.836%	784,613	792,750
CMO Series 2019-2 Class A1
04/25/2059	3.211%	3,297,539	3,301,722
CMO Series 2019-3 Class A1
07/25/2059	2.784%	3,401,732	3,406,615
CMO Series 2019-4 Class A1
11/25/2059	2.642%	4,421,576	4,403,542
CMO Series 2019-INV1 Class A1
12/25/2059	3.402%	1,299,613	1,307,755
CMO Series 2019-INV2 Class A1
07/25/2059	2.913%	1,571,135	1,580,094
CMO Series 2019-INV3 Class A1
11/25/2059	2.692%	948,745	948,816
Visio Trust(a),(c)
CMO Series 2019-1 Class A1
06/25/2054	3.572%	801,813	801,534
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR11 Class A6
10/25/2033	4.128%	355,037	360,906
CMO Series 2003-AR5 Class A7
06/25/2033	4.666%	125,576	127,751
CMO Series 2003-AR6 Class A1
06/25/2033	4.699%	154,741	157,428
CMO Series 2003-AR7 Class A7
08/25/2033	4.434%	196,793	198,707
CMO Series 2004-AR3 Class A2
06/25/2034	4.498%	118,890	120,611
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2004-S3 Class 1A5
07/25/2034	5.000%	53,163	54,081
Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2004-U Class A1
10/25/2034	4.623%	354,637	354,444
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $100,328,784)			101,167,901

U.S. Government & Agency Obligations 1.2%

Federal Home Loan Banks
10/24/2029	4.000%	1,600,000	1,844,495

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	221

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h)
STRIPS
05/15/2030	0.000%	3,750,000	2,928,759
Israel Government AID Bond(h)
11/01/2024	0.000%	10,385,000	9,355,623
11/15/2026	0.000%	1,500,000	1,274,765
Israel Government AID Bond
09/18/2033	5.500%	1,000,000	1,369,198
Private Export Funding Corp.
05/15/2022	2.800%	1,500,000	1,533,334
Residual Funding Corp.(h)
STRIPS
10/15/2020	0.000%	7,500,000	7,397,808
Resolution Funding Corp.(h)
01/15/2026	0.000%	358,000	313,056
10/15/2027	0.000%	470,000	395,040
Tennessee Valley Authority
04/01/2036	5.880%	4,870,000	6,908,271
09/15/2060	4.625%	835,000	1,142,982
09/15/2065	4.250%	1,423,000	1,850,207
Tennessee Valley Authority(h)
STRIPS
11/01/2025	0.000%	8,500,000	7,520,167
06/15/2035	0.000%	750,000	472,191
Total U.S. Government & Agency Obligations (Cost $41,577,833)			44,305,896

U.S. Treasury Obligations 25.0%

U.S. Treasury
06/30/2020	2.500%	1,667,000	1,674,163
08/31/2020	1.375%	4,701,000	4,693,287
10/31/2020	2.875%	1,000,000	1,010,000
11/15/2020	2.625%	3,357,000	3,385,194
02/15/2021	3.625%	6,600,000	6,743,859
02/28/2021	1.125%	2,500,000	2,485,449
05/15/2021	2.625%	3,975,100	4,029,913
05/15/2021	3.125%	7,000,000	7,142,188
05/31/2021	2.000%	2,000,000	2,011,172
06/15/2021	2.625%	2,190,000	2,221,909
07/15/2021	2.625%	184,000	186,853
09/30/2021	1.125%	5,620,000	5,574,557
10/31/2021	1.250%	7,000,000	6,957,891
10/31/2021	2.000%	12,287,000	12,378,673
11/15/2021	2.875%	10,630,000	10,880,802
11/30/2021	1.500%	13,135,000	13,117,555
11/30/2021	1.875%	4,500,000	4,526,191
01/15/2022	2.500%	12,321,000	12,544,318
02/28/2022	1.750%	11,000,000	11,040,391
04/15/2022	2.250%	17,123,000	17,375,832
07/15/2022	1.750%	6,000,000	6,023,906
08/31/2022	1.625%	6,000,000	6,006,094
09/30/2022	1.750%	5,000,000	5,020,703
10/15/2022	1.375%	14,243,000	14,157,320
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2022	1.625%	22,689,000	22,704,953
12/15/2022	1.625%	19,059,117	19,086,615
02/28/2023	2.625%	10,908,000	11,246,318
04/30/2023	2.750%	10,727,000	11,116,692
05/15/2023	1.750%	5,474,000	5,495,383
05/31/2023	2.750%	26,142,000	27,108,029
06/30/2023	1.375%	4,000,000	3,965,625
07/31/2023	2.750%	127,000	131,901
08/15/2023	2.500%	7,350,000	7,571,074
10/31/2023	1.625%	8,000,000	7,993,750
02/29/2024	2.125%	5,136,000	5,231,096
02/29/2024	2.375%	1,299,000	1,336,143
05/15/2024	2.500%	640,000	662,300
06/30/2024	2.000%	565,000	572,813
08/31/2024	1.875%	742,000	748,435
11/15/2024	2.250%	9,180,000	9,420,975
11/30/2024	1.500%	9,256,000	9,181,518
12/31/2024	1.750%	14,649,000	14,697,067
04/30/2025	2.875%	525,000	555,926
05/31/2025	2.875%	45,336,000	48,027,825
11/15/2025	2.250%	1,283,000	1,318,082
11/30/2025	2.875%	282,000	299,603
01/31/2026	2.625%	31,311,000	32,844,750
02/15/2026	1.625%	11,408,000	11,306,398
04/30/2026	2.375%	13,453,000	13,927,008
05/15/2026	1.625%	16,322,000	16,156,230
06/30/2026	1.875%	41,145,000	41,347,511
08/15/2026	1.500%	284,000	278,498
08/31/2026	1.375%	4,847,000	4,715,222
09/30/2026	1.625%	863,000	852,752
11/15/2026	2.000%	1,085,000	1,097,545
11/30/2026	1.625%	1,702,000	1,680,725
02/15/2027	2.250%	502,000	516,197
11/15/2029	1.750%	18,371,000	18,109,787
02/15/2031	5.375%	66,900	89,845
05/15/2040	4.375%	1,000,000	1,344,844
11/15/2040	4.250%	5,074,000	6,727,014
11/15/2041	3.125%	4,640,000	5,272,925
08/15/2042	2.750%	4,500,000	4,815,703
02/15/2043	3.125%	25,464,000	28,937,449
08/15/2043	3.625%	1,500,000	1,843,359
11/15/2043	3.750%	7,932,000	9,939,788
02/15/2044	3.625%	16,518,000	20,342,949
05/15/2044	3.375%	5,000,000	5,930,469
08/15/2044	3.125%	21,621,000	24,654,697
11/15/2044	3.000%	25,624,000	28,630,816
02/15/2045	2.500%	11,825,000	12,096,605
08/15/2045	2.875%	20,600,000	22,573,094
05/15/2046	2.500%	15,339,000	15,698,508
08/15/2046	2.250%	16,327,200	15,908,816
05/15/2049	2.875%	7,032,000	7,772,558
08/15/2049	2.250%	4,661,000	4,535,736
11/15/2049	2.375%	16,976,000	16,973,347

The accompanying Notes to Financial Statements are an integral part of this statement.
222	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(h)
STRIPS
02/15/2021	0.000%	30,520,000	29,965,633
05/15/2021	0.000%	18,630,000	18,233,385
08/15/2021	0.000%	11,045,000	10,766,718
11/15/2021	0.000%	6,245,000	6,060,089
02/15/2022	0.000%	3,790,000	3,662,088
05/15/2022	0.000%	9,005,000	8,666,257
08/15/2022	0.000%	1,700,000	1,629,477
11/15/2022	0.000%	3,750,000	3,578,027
02/15/2023	0.000%	20,665,000	19,651,931
05/15/2023	0.000%	8,680,000	8,208,703
08/15/2023	0.000%	2,320,000	2,182,431
11/15/2023	0.000%	449,000	420,183
02/15/2024	0.000%	2,201,000	2,050,111
08/15/2024	0.000%	1,000,000	921,953
11/15/2024	0.000%	4,500,000	4,126,113
02/15/2025	0.000%	1,000,000	912,656
05/15/2025	0.000%	2,500,000	2,268,750
02/15/2026	0.000%	500,000	445,605
11/15/2030	0.000%	2,415,000	1,925,113
02/15/2031	0.000%	4,185,000	3,308,602
11/15/2031	0.000%	6,640,000	5,153,781
02/15/2032	0.000%	6,875,000	5,291,064
08/15/2032	0.000%	1,500,000	1,139,473
11/15/2032	0.000%	10,450,000	7,895,057
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2033	0.000%	9,850,000	7,391,732
08/15/2033	0.000%	4,000,000	2,951,719
11/15/2033	0.000%	7,400,000	5,425,414
02/15/2034	0.000%	4,400,000	3,204,953
05/15/2034	0.000%	2,400,000	1,738,594
08/15/2034	0.000%	8,375,000	6,004,155
11/15/2034	0.000%	1,850,000	1,321,955
02/15/2035	0.000%	4,210,000	2,985,646
02/15/2041	0.000%	15,000,000	8,967,773
11/15/2041	0.000%	13,100,000	7,647,637
Total U.S. Treasury Obligations (Cost $918,571,397)			942,684,266

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(n),(o)	122,317,749	122,305,518
Total Money Market Funds (Cost $122,307,880)		122,305,518
Total Investments in Securities (Cost: $3,731,540,425)		3,842,714,000
Other Assets & Liabilities, Net		(71,369,630)
Net Assets		3,771,344,370

At December 31, 2019, securities and/or cash totaling $30,000 were pledged as collateral.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $620,617,795, which represents 16.46% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $9,751,122, which represents 0.26% of total net assets.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2019, the total value of these securities amounted to $36,670, which represents less than 0.01% of total net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Zero coupon bond.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Represents a security purchased on a forward commitment basis.
(l)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(m)	Represents a security purchased on a when-issued basis.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	223

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Notes to Portfolio of Investments  (continued)
(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	132,331,417	1,529,578,412	(1,539,592,080)	122,317,749	(728)	(2,362)	1,685,481	122,305,518
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
224	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	1,862,403	—	1,862,403
Asset-Backed Securities — Non-Agency	—	369,485,038	19,685,474	389,170,512
Commercial Mortgage-Backed Securities - Agency	—	283,720,678	—	283,720,678
Commercial Mortgage-Backed Securities - Non-Agency	—	113,181,521	12,772,895	125,954,416
Corporate Bonds & Notes	—	907,379,124	—	907,379,124
Foreign Government Obligations	—	33,541,232	—	33,541,232
Inflation-Indexed Bonds	—	2,581,378	—	2,581,378
Municipal Bonds	—	14,826,561	—	14,826,561
Residential Mortgage-Backed Securities - Agency	—	865,692,393	7,521,722	873,214,115
Residential Mortgage-Backed Securities - Non-Agency	—	94,173,499	6,994,402	101,167,901
U.S. Government & Agency Obligations	—	44,305,896	—	44,305,896
U.S. Treasury Obligations	746,581,488	196,102,778	—	942,684,266
Money Market Funds	122,305,518	—	—	122,305,518
Total Investments in Securities	868,887,006	2,926,852,501	46,974,493	3,842,714,000
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2019 ($)
Asset-Backed Securities — Non-Agency	42,117,891	(24,586)	36,930	29,945	8,037,502	(20,382,031)	—	(10,130,177)	19,685,474
Commercial Mortgage-Backed Securities — Non-Agency	8,057,547	(112,651)	29,765	27,258	4,933,726	(162,750)	—	—	12,772,895
Corporate Bonds & Notes	66,563	178	—	72	—	(66,813)	—	—	—
Residential Mortgage-Backed Securities — Agency	15,917,235	—	—	(125,886)	(8,269,627)	—	—	—	7,521,722
Residential Mortgage-Backed Securities — Non-Agency	842,375	20,187	—	(40,161)	6,734,485	(562,484)	—	—	6,994,402
Total	67,001,611	(116,872)	66,695	(108,772)	11,436,086	(21,174,078)	—	(10,130,177)	46,974,493
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2019 was $27,564, which is comprised of Asset-Backed Securities - Non-Agency of $42,372, Commercial Mortgage-Backed Securities - Non-Agency of $27,386, Residential Mortgage-Backed Securities - Agency of $(10,986) and Residential Mortgage-Backed Securities - Non-Agency of $(31,208).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	225

Portfolio of Investments
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 1.0%
Diversified Telecommunication Services 0.4%
Cogent Communications Holdings, Inc.	34,798	2,290,056
Interactive Media & Services 0.4%
TrueCar, Inc.(a)	171,276	813,561
Yelp, Inc.(a)	40,427	1,408,072
Total		2,221,633
Media 0.2%
Nexstar Media Group, Inc., Class A	10,750	1,260,438
Total Communication Services		5,772,127
Consumer Discretionary 12.4%
Auto Components 0.7%
Fox Factory Holding Corp.(a)	29,580	2,057,881
Stoneridge, Inc.(a)	70,806	2,076,032
Total		4,133,913
Automobiles 0.4%
Thor Industries, Inc.	30,593	2,272,754
Diversified Consumer Services 0.4%
Chegg, Inc.(a)	48,580	1,841,668
Grand Canyon Education, Inc.(a)	5,120	490,445
Total		2,332,113
Hotels, Restaurants & Leisure 3.5%
Cheesecake Factory, Inc. (The)	40,610	1,578,105
Chuy’s Holdings, Inc.(a)	50,232	1,302,014
Cracker Barrel Old Country Store, Inc.	13,589	2,089,173
Dave & Buster’s Entertainment, Inc.	46,927	1,885,058
Eldorado Resorts, Inc.(a)	43,210	2,577,044
Everi Holdings, Inc.(a)	201,233	2,702,559
Lindblad Expeditions Holdings, Inc.(a)	201,731	3,298,302
Planet Fitness, Inc., Class A(a)	18,871	1,409,286
Wingstop, Inc.	40,710	3,510,423
Total		20,351,964
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.7%
Installed Building Products, Inc.(a)	41,797	2,878,559
iRobot Corp.(a)	21,830	1,105,253
LGI Homes, Inc.(a)	33,503	2,366,987
Skyline Champion Corp.(a)	58,796	1,863,833
Sonos, Inc.(a)	119,114	1,860,561
Total		10,075,193
Internet & Direct Marketing Retail 0.8%
1-800-Flowers.com, Inc., Class A(a)	99,225	1,438,762
Fiverr International Ltd.(a)	35,900	843,650
PetMed Express, Inc.	42,275	994,308
Shutterstock, Inc.(a)	40,642	1,742,729
Total		5,019,449
Leisure Products 0.4%
YETI Holdings, Inc.(a)	64,890	2,256,874
Multiline Retail 0.2%
Ollie’s Bargain Outlet Holdings, Inc.(a)	15,920	1,039,735
Specialty Retail 2.9%
America’s Car-Mart, Inc.(a)	11,220	1,230,385
Boot Barn Holdings, Inc.(a)	127,538	5,679,267
Five Below, Inc.(a)	8,806	1,125,935
Lithia Motors, Inc., Class A	19,170	2,817,990
Monro, Inc.	52,216	4,083,291
Sleep Number Corp.(a)	42,551	2,095,212
Total		17,032,080
Textiles, Apparel & Luxury Goods 1.4%
Crocs, Inc.(a)	60,475	2,533,298
Deckers Outdoor Corp.(a)	10,830	1,828,754
G-III Apparel Group Ltd.(a)	53,463	1,791,010
Steven Madden Ltd.	51,942	2,234,025
Total		8,387,087
Total Consumer Discretionary		72,901,162
Consumer Staples 4.2%
Beverages 0.3%
Boston Beer Co., Inc. (The), Class A(a)	4,690	1,772,117
The accompanying Notes to Financial Statements are an integral part of this statement.
226	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 2.3%
BJ’s Wholesale Club Holdings, Inc.(a)	65,340	1,485,832
Grocery Outlet Holding Corp.(a)	34,530	1,120,499
Performance Food Group Co.(a)	130,742	6,730,598
Sprouts Farmers Market, Inc.(a)	87,167	1,686,681
The Chefs’ Warehouse(a)	63,930	2,436,372
Total		13,459,982
Food Products 0.9%
Freshpet, Inc.(a)	56,289	3,326,117
Simply Good Foods Co. (The)(a)	59,835	1,707,691
Total		5,033,808
Household Products 0.4%
Central Garden & Pet Co., Class A(a)	73,739	2,164,977
Personal Products 0.3%
Inter Parfums, Inc.	26,430	1,921,725
Total Consumer Staples		24,352,609
Energy 0.6%
Energy Equipment & Services 0.4%
Cactus, Inc., Class A	18,570	637,323
Core Laboratories NV	25,827	972,903
ProPetro Holding Corp.(a)	80,653	907,346
Total		2,517,572
Oil, Gas & Consumable Fuels 0.2%
GasLog Ltd.	78,205	765,627
Total Energy		3,283,199
Financials 7.1%
Banks 0.6%
Great Western Bancorp, Inc.	51,325	1,783,031
Hilltop Holdings, Inc.	73,356	1,828,765
Total		3,611,796
Capital Markets 1.8%
Assetmark Financial Holdings, Inc.(a)	38,164	1,107,519
Blucora, Inc.(a)	70,559	1,844,412
Cohen & Steers, Inc.	62,366	3,914,090
Houlihan Lokey, Inc.	35,265	1,723,401
Stifel Financial Corp.	30,300	1,837,695
Total		10,427,117
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.4%
Green Dot Corp., Class A(a)	34,030	792,899
PRA Group, Inc.(a)	46,167	1,675,862
Total		2,468,761
Insurance 2.5%
AMERISAFE, Inc.	24,671	1,629,026
CNO Financial Group, Inc.	87,011	1,577,509
eHealth, Inc.(a)	13,900	1,335,512
Goosehead Insurance, Inc., Class A	15,543	659,023
Kinsale Capital Group, Inc.	67,119	6,823,318
Primerica, Inc.	13,794	1,800,945
Trupanion, Inc.(a)	19,720	738,711
Total		14,564,044
Thrifts & Mortgage Finance 1.8%
Axos Financial, Inc.(a)	67,007	2,028,972
Essent Group Ltd.	32,874	1,709,119
LendingTree, Inc.(a)	21,665	6,574,028
Total		10,312,119
Total Financials		41,383,837
Health Care 26.9%
Biotechnology 4.6%
ACADIA Pharmaceuticals, Inc.(a)	48,905	2,092,156
BioSpecifics Technologies Corp.(a)	17,570	1,000,436
CareDx, Inc.(a)	69,671	1,502,803
Castle Biosciences, Inc.(a)	400	13,748
Coherus Biosciences, Inc.(a)	72,827	1,311,250
Eagle Pharmaceuticals, Inc.(a)	31,198	1,874,376
Fate Therapeutics, Inc.(a)	53,700	1,050,909
Halozyme Therapeutics, Inc.(a)	147,804	2,620,565
Invitae Corp.(a)	70,160	1,131,681
Natera, Inc.(a)	83,178	2,802,267
PTC Therapeutics, Inc.(a)	40,290	1,935,129
Radius Health, Inc.(a)	68,556	1,382,089
REGENXBIO, Inc.(a)	24,723	1,012,901
Retrophin, Inc.(a)	83,108	1,180,134
Vanda Pharmaceuticals, Inc.(a)	80,092	1,314,310
Veracyte, Inc.(a)	67,125	1,874,130

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	227

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Vericel Corp.(a)	86,900	1,512,060
Voyager Therapeutics, Inc.(a)	94,628	1,320,060
Total		26,931,004
Health Care Equipment & Supplies 7.6%
AtriCure, Inc.(a)	51,724	1,681,547
AxoGen, Inc.(a)	93,228	1,667,849
Cantel Medical Corp.	37,144	2,633,510
Cardiovascular Systems, Inc.(a)	41,161	2,000,013
CONMED Corp.	26,040	2,912,053
Glaukos Corp.(a)	67,569	3,680,483
ICU Medical, Inc.(a)	17,267	3,231,001
Integer Holdings Corp.(a)	47,684	3,835,224
iRhythm Technologies, Inc.(a)	39,791	2,709,369
Lantheus Holdings, Inc.(a)	74,256	1,522,991
Novocure Ltd.(a)	25,753	2,170,205
Orthofix Medical, Inc.(a)	32,317	1,492,399
OrthoPediatrics Corp.(a)	36,520	1,716,075
Quidel Corp.(a)	32,600	2,445,978
Shockwave Medical, Inc.(a)	35,681	1,567,110
SI-BONE, Inc.(a)	57,590	1,238,185
Silk Road Medical, Inc.(a)	16,590	669,904
Tactile Systems Technology, Inc.(a)	30,817	2,080,456
Tandem Diabetes Care, Inc.(a)	46,192	2,753,505
Vapotherm, Inc.(a)	59,800	727,168
Varex Imaging Corp.(a)	52,668	1,570,033
Total		44,305,058
Health Care Providers & Services 5.4%
Amedisys, Inc.(a)	44,728	7,465,998
AMN Healthcare Services, Inc.(a)	53,979	3,363,431
BioTelemetry, Inc.(a)	66,565	3,081,959
HealthEquity, Inc.(a)	51,628	3,824,086
LHC Group, Inc.(a)	31,607	4,354,180
Molina Healthcare, Inc.(a)	27,672	3,754,814
R1 RCM, Inc.(a)	164,650	2,137,157
U.S. Physical Therapy, Inc.	33,348	3,813,344
Total		31,794,969
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 3.4%
Health Catalyst, Inc.(a)	23,009	798,412
HMS Holdings Corp.(a)	118,455	3,506,268
Inspire Medical Systems, Inc.(a)	29,266	2,171,830
Omnicell, Inc.(a)	80,722	6,596,602
Phreesia, Inc.(a)	62,369	1,661,510
Teladoc Health, Inc.(a)	64,022	5,359,922
Total		20,094,544
Life Sciences Tools & Services 4.8%
Adaptive Biotechnologies Corp.(a)	15,370	459,870
Bruker Corp.	84,390	4,301,358
Codexis, Inc.(a)	271,646	4,343,620
Medpace Holdings, Inc.(a)	56,074	4,713,580
NeoGenomics, Inc.(a)	142,858	4,178,597
Pra Health Sciences, Inc.(a)	32,089	3,566,692
Repligen Corp.(a)	71,925	6,653,063
Total		28,216,780
Pharmaceuticals 1.1%
Amphastar Pharmaceuticals, Inc.(a)	61,297	1,182,419
Collegium Pharmaceutical, Inc.(a)	84,154	1,731,889
MyoKardia, Inc.(a)	17,510	1,276,217
Supernus Pharmaceuticals, Inc.(a)	84,857	2,012,808
Total		6,203,333
Total Health Care		157,545,688
Industrials 18.4%
Aerospace & Defense 1.8%
Astronics Corp.(a)	76,197	2,129,706
Kratos Defense & Security Solutions, Inc.(a)	227,858	4,103,723
Mercury Systems, Inc.(a)	64,939	4,487,934
Total		10,721,363
Air Freight & Logistics 1.1%
Echo Global Logistics, Inc.(a)	61,390	1,270,773
Forward Air Corp.	32,483	2,272,186
HUB Group, Inc., Class A(a)	36,735	1,884,138
Radiant Logistics, Inc.(a)	175,153	975,602
Total		6,402,699

The accompanying Notes to Financial Statements are an integral part of this statement.
228	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.7%
Skywest, Inc.	36,610	2,366,104
Spirit Airlines, Inc.(a)	44,823	1,806,815
Total		4,172,919
Building Products 0.7%
Builders FirstSource, Inc.(a)	99,084	2,517,725
CSW Industrials, Inc.	22,240	1,712,480
Total		4,230,205
Commercial Services & Supplies 2.5%
Casella Waste Systems, Inc., Class A(a)	129,910	5,979,757
Cimpress PLC(a)	12,535	1,576,527
Covanta Holding Corp.	108,598	1,611,594
Healthcare Services Group, Inc.	58,788	1,429,724
Herman Miller, Inc.	46,423	1,933,518
Steelcase, Inc., Class A	90,558	1,852,817
Total		14,383,937
Construction & Engineering 1.4%
Dycom Industries, Inc.(a)	40,432	1,906,369
MasTec, Inc.(a)	93,310	5,986,769
Total		7,893,138
Electrical Equipment 1.1%
Atkore International Group, Inc.(a)	65,702	2,658,303
Generac Holdings, Inc.(a)	17,855	1,796,034
TPI Composites, Inc.(a)	105,233	1,947,863
Total		6,402,200
Machinery 5.0%
Albany International Corp., Class A	37,132	2,819,062
Chart Industries, Inc.(a)	40,982	2,765,875
EnPro Industries, Inc.	27,207	1,819,604
Mueller Industries, Inc.	53,684	1,704,467
Mueller Water Products, Inc., Class A	135,553	1,623,925
Proto Labs, Inc.(a)	32,462	3,296,516
Rexnord Corp.(a)	159,420	5,200,280
SPX Corp.(a)	41,603	2,116,761
SPX FLOW, Inc.(a)	42,559	2,079,858
Standex International Corp.	22,751	1,805,292
Common Stocks (continued)
Issuer	Shares	Value ($)
Tennant Co.	25,140	1,958,909
Watts Water Technologies, Inc., Class A	21,572	2,152,023
Total		29,342,572
Professional Services 2.9%
ASGN, Inc.(a)	135,123	9,589,679
Insperity, Inc.	68,264	5,873,435
Korn/Ferry International	41,874	1,775,458
Total		17,238,572
Road & Rail 0.2%
Saia, Inc.(a)	12,700	1,182,624
Trading Companies & Distributors 1.0%
Applied Industrial Technologies, Inc.	28,055	1,870,988
SiteOne Landscape Supply, Inc.(a)	18,740	1,698,781
Systemax, Inc.	88,503	2,226,736
Total		5,796,505
Total Industrials		107,766,734
Information Technology 23.7%
Communications Equipment 1.1%
Ciena Corp.(a)	38,440	1,641,004
Extreme Networks, Inc.(a)	215,464	1,587,970
Netscout Systems, Inc.(a)	60,261	1,450,482
Viavi Solutions, Inc.(a)	112,561	1,688,415
Total		6,367,871
Electronic Equipment, Instruments & Components 2.5%
ePlus, Inc.(a)	27,243	2,296,312
Fabrinet(a)	48,249	3,128,465
II-VI, Inc.(a)	83,448	2,809,694
Novanta, Inc.(a)	46,090	4,076,200
Plexus Corp.(a)	33,133	2,549,253
Total		14,859,924
IT Services 1.9%
Endava PLC, ADR(a)	47,278	2,203,155
Evo Payments, Inc., Class A(a)	60,200	1,589,882
ExlService Holdings, Inc.(a)	23,924	1,661,761
InterXion Holding NV(a)	9,690	812,119
LiveRamp Holdings, Inc.(a)	19,200	922,944
Virtusa Corp.(a)	86,168	3,905,995
Total		11,095,856

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	229

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.2%
Ambarella, Inc.(a)	37,694	2,282,749
Diodes, Inc.(a)	45,570	2,568,781
Entegris, Inc.	59,494	2,980,054
Formfactor, Inc.(a)	92,589	2,404,536
Impinj, Inc.(a)	46,330	1,198,094
Inphi Corp.(a)	30,193	2,234,886
Onto Innovation, Inc.(a)	45,025	1,645,214
Photronics, Inc.(a)	142,174	2,240,662
Power Integrations, Inc.	30,104	2,977,587
Semtech Corp.(a)	120,785	6,389,526
Silicon Laboratories, Inc.(a)	32,049	3,717,043
Total		30,639,132
Software 12.7%
Altair Engineering, Inc., Class A(a)	12,848	461,372
Anaplan, Inc.(a)	7,385	386,974
Bill.com Holdings, Inc.(a)	2,900	110,345
Blackline, Inc.(a)	35,189	1,814,345
Bottomline Technologies de, Inc.(a)	35,276	1,890,794
Box, Inc., Class A(a)	91,067	1,528,104
CommVault Systems, Inc.(a)	36,905	1,647,439
Cornerstone OnDemand, Inc.(a)	33,556	1,964,704
Descartes Systems Group, Inc. (The)(a)	64,194	2,742,368
Envestnet, Inc.(a)	122,122	8,503,355
Everbridge, Inc.(a)	26,340	2,056,627
Five9, Inc.(a)	72,735	4,769,961
Globant SA(a)	18,770	1,990,558
j2 Global, Inc.	40,553	3,800,222
Mimecast Ltd.(a)	40,340	1,749,949
New Relic, Inc.(a)	43,411	2,852,537
Paylocity Holding Corp.(a)	13,463	1,626,600
Pegasystems, Inc.	49,155	3,915,196
PROS Holdings, Inc.(a)	22,300	1,336,216
Q2 Holdings, Inc.(a)	61,068	4,951,393
Qualys, Inc.(a)	25,771	2,148,528
Rapid7, Inc.(a)	96,910	5,428,898
Sprout Social, Inc., Class A(a)	37,592	603,352
SPS Commerce, Inc.(a)	95,230	5,277,647
Talend SA, ADR(a)	88,575	3,464,168
Common Stocks (continued)
Issuer	Shares	Value ($)
Telaria, Inc.(a)	209,698	1,847,439
Varonis Systems, Inc.(a)	26,640	2,070,194
Verint Systems, Inc.(a)	36,883	2,041,843
Workiva, Inc.(a)	35,806	1,505,642
Total		74,486,770
Technology Hardware, Storage & Peripherals 0.3%
Stratasys Ltd.(a)	74,765	1,512,122
Total Information Technology		138,961,675
Materials 2.1%
Chemicals 1.5%
Balchem Corp.	29,730	3,021,460
Ingevity Corp.(a)	7,430	649,233
Innospec, Inc.	22,340	2,310,850
Kraton Performance Polymers, Inc.(a)	44,619	1,129,753
PQ Group Holdings, Inc.(a)	98,290	1,688,622
Total		8,799,918
Metals & Mining 0.3%
Carpenter Technology Corp.	19,704	980,865
Mayville Engineering Co., Inc.(a)	61,375	575,698
Total		1,556,563
Paper & Forest Products 0.3%
Boise Cascade Co.	48,244	1,762,353
Total Materials		12,118,834
Real Estate 1.8%
Equity Real Estate Investment Trusts (REITS) 1.5%
CareTrust REIT, Inc.	142,886	2,947,738
EastGroup Properties, Inc.	17,926	2,378,242
QTS Realty Trust Inc., Class A	68,910	3,739,746
Total		9,065,726
Real Estate Management & Development 0.3%
Kennedy-Wilson Holdings, Inc.	77,519	1,728,674
Total Real Estate		10,794,400

The accompanying Notes to Financial Statements are an integral part of this statement.
230	Variable Portfolio Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.5%
Independent Power and Renewable Electricity Producers 0.5%
Ormat Technologies, Inc.	21,846	1,627,964
TerraForm Power, Inc., Class A	104,241	1,604,269
Total		3,232,233
Total Utilities		3,232,233
Total Common Stocks (Cost $504,553,349)		578,112,498

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	7,335,152	7,334,418
Total Money Market Funds (Cost $7,334,620)		7,334,418
Total Investments in Securities (Cost: $511,887,969)		585,446,916
Other Assets & Liabilities, Net		337,201
Net Assets		585,784,117

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	10,216,185	139,289,481	(142,170,514)	7,335,152	(249)	(202)	210,467	7,334,418
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	231

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	5,772,127	—	—	5,772,127
Consumer Discretionary	72,901,162	—	—	72,901,162
Consumer Staples	24,352,609	—	—	24,352,609
Energy	3,283,199	—	—	3,283,199
Financials	41,383,837	—	—	41,383,837
Health Care	157,545,688	—	—	157,545,688
Industrials	107,766,734	—	—	107,766,734
Information Technology	138,961,675	—	—	138,961,675
Materials	12,118,834	—	—	12,118,834
Real Estate	10,794,400	—	—	10,794,400
Utilities	3,232,233	—	—	3,232,233
Total Common Stocks	578,112,498	—	—	578,112,498
Money Market Funds	7,334,418	—	—	7,334,418
Total Investments in Securities	585,446,916	—	—	585,446,916
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
232	Variable Portfolio Funds | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
	Columbia Variable Portfolio – U.S. Equities Fund	CTIVP® – American Century Diversified Bond Fund	CTIVP® – AQR International Core Equity Fund	CTIVP® – CenterSquare Real Estate Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $91,926,727, $3,015,829,603, $2,619,586,113, $486,068,487, respectively)	$101,371,012	$3,076,310,550	$2,808,573,929	$534,339,250
Affiliated issuers (cost $3,104,458, $81,282,283, $75,238,931, $2,584,113, respectively)	3,104,411	81,282,283	75,234,641	2,584,081
Cash	—	1	—	—
Foreign currency (cost $—, $4, $4,518,059, $4,585, respectively)	—	4	4,579,750	4,643
Margin deposits on:
Futures contracts	60,000	—	2,895,750	—
Unrealized appreciation on forward foreign currency exchange contracts	—	1,553,629	—	—
Receivable for:
Investments sold	1,737,122	5,503,032	1,918	340,421
Capital shares sold	—	930	57	57
Dividends	123,518	165,983	2,141,436	2,446,063
Interest	—	16,390,653	—	—
Foreign tax reclaims	47	24,888	9,527,412	3,147
Variation margin for futures contracts	2,200	12,094	298,350	—
Expense reimbursement due from Investment Manager	36	—	—	—
Prepaid expenses	3,496	5,701	7,817	2,644
Total assets	106,401,842	3,181,249,748	2,903,261,060	539,720,306
Liabilities
Due to custodian	1,609	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	1,351,714	—	—
Payable for:
Investments purchased	1,751,265	7,952,256	—	449,902
Investments purchased on a delayed delivery basis	—	249,259,909	—	—
Capital shares purchased	200,648	2,856,286	703,239	21,170
Variation margin for futures contracts	—	206,406	—	—
Management services fees	2,491	38,451	61,093	10,986
Distribution and/or service fees	114	129	57	206
Service fees	853	960	394	1,529
Compensation of board members	62,483	161,443	105,865	44,614
Compensation of chief compliance officer	167	456	670	111
Custodian fees	22,239	21,679	233,364	7,727
Other expenses	17,426	24,142	22,590	19,109
Total liabilities	2,059,295	261,873,831	1,127,272	555,354
Net assets applicable to outstanding capital stock	$104,342,547	$2,919,375,917	$2,902,133,788	$539,164,952
Represented by
Paid in capital	—	2,840,139,096	2,719,011,419	456,811,891
Total distributable earnings (loss)	—	79,236,821	183,122,369	82,353,061
Trust capital	$104,342,547	$—	$—	$—
Total - representing net assets applicable to outstanding capital stock	$104,342,547	$2,919,375,917	$2,902,133,788	$539,164,952
Class 1
Net assets	$87,724,389	$2,900,664,369	$2,893,855,001	$508,862,910
Shares outstanding	3,600,343	263,543,101	262,390,730	51,676,360
Net asset value per share	$24.37	$11.01	$11.03	$9.85
Class 2
Net assets	$16,618,158	$18,711,548	$8,278,787	$30,302,042
Shares outstanding	698,461	1,707,147	755,195	3,095,669
Net asset value per share	$23.79	$10.96	$10.96	$9.79
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	233

Statement of Assets and Liabilities  (continued)
December 31, 2019
	CTIVP® – DFA International Value Fund	CTIVP® – Los Angeles Capital Large Cap Growth Fund	CTIVP® – MFS® Value Fund	CTIVP® – Morgan Stanley Advantage Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,055,635,689, $1,568,362,071, $1,048,407,545, $1,920,441,406, respectively)	$1,042,904,691	$2,013,053,701	$1,542,368,321	$2,310,211,211
Affiliated issuers (cost $4,382,395, $17,373,723, $16,905,492, $50,982,496, respectively)	4,382,395	17,373,120	16,905,211	50,981,933
Foreign currency (cost $428,692, $—, $29,965, $—, respectively)	430,609	—	29,995	1,666
Receivable for:
Investments sold	—	—	—	7,965,524
Capital shares sold	84	6,216	47	16,562
Dividends	1,051,292	816,776	1,756,901	1,608,392
Foreign tax reclaims	4,838,021	—	92,601	33,348
Prepaid expenses	3,295	5,348	4,855	6,433
Total assets	1,053,610,387	2,031,255,161	1,561,157,931	2,370,825,069
Liabilities
Due to custodian	264,480	—	47,022	—
Payable for:
Investments purchased	—	—	—	5,490,585
Capital shares purchased	1,333,150	1,618,324	3,347,212	762,473
Management services fees	24,121	37,618	29,346	41,944
Distribution and/or service fees	161	100	438	131
Service fees	1,446	729	2,975	989
Compensation of board members	91,265	94,126	112,457	98,225
Compensation of chief compliance officer	189	405	365	509
Other expenses	89,641	37,550	42,777	43,060
Total liabilities	1,804,453	1,788,852	3,582,592	6,437,916
Net assets applicable to outstanding capital stock	$1,051,805,934	$2,029,466,309	$1,557,575,339	$2,364,387,153
Represented by
Paid in capital	1,064,180,914	—	—	—
Total distributable earnings (loss)	(12,374,980)	—	—	—
Trust capital	$—	$2,029,466,309	$1,557,575,339	$2,364,387,153
Total - representing net assets applicable to outstanding capital stock	$1,051,805,934	$2,029,466,309	$1,557,575,339	$2,364,387,153
Class 1
Net assets	$1,028,138,885	$2,014,780,277	$1,493,599,487	$2,345,237,195
Shares outstanding	105,872,969	57,806,267	51,215,446	65,941,296
Net asset value per share	$9.71	$34.85	$29.16	$35.57
Class 2
Net assets	$23,667,049	$14,686,032	$63,975,852	$19,149,958
Shares outstanding	2,442,213	431,877	2,246,022	551,568
Net asset value per share	$9.69	$34.01	$28.48	$34.72
The accompanying Notes to Financial Statements are an integral part of this statement.
234	Variable Portfolio Funds | Annual Report 2019

Statement of Assets and Liabilities  (continued)
December 31, 2019
	CTIVP® – T. Rowe Price Large Cap Value Fund	CTIVP® – TCW Core Plus Bond Fund	CTIVP® – Wells Fargo Short Duration Government Fund	CTIVP® – Westfield Mid Cap Growth Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,675,256,572, $2,735,341,917, $1,515,776,552, $454,961,320, respectively)	$1,976,430,434	$2,784,722,106	$1,520,766,215	$576,621,000
Affiliated issuers (cost $33,926,183, $91,944,711, $14,742,010, $4,978,088, respectively)	33,924,102	91,943,308	14,742,010	4,978,088
Cash	—	167,041	91,463	—
Margin deposits on:
Futures contracts	—	—	1,630,000	—
Unrealized appreciation on forward foreign currency exchange contracts	—	453,691	—	—
Receivable for:
Investments sold	5,451,205	—	1,899,093	—
Investments sold on a delayed delivery basis	—	34,471,477	—	—
Capital shares sold	241	953	7,454	—
Dividends	3,849,009	181,834	34,240	1,246,884
Interest	—	12,075,400	3,868,600	—
Foreign tax reclaims	103,074	49,346	—	—
Variation margin for futures contracts	—	50,764	118,522	—
Prepaid expenses	5,623	7,266	5,679	2,876
Total assets	2,019,763,688	2,924,123,186	1,543,163,276	582,848,848
Liabilities
Payable for:
Investments purchased	1,207,277	—	7,879,054	—
Investments purchased on a delayed delivery basis	—	100,337,922	—	—
Capital shares purchased	3,128,374	2,448,247	707,406	881,658
Variation margin for futures contracts	—	239,642	—	—
Management services fees	37,380	37,204	17,801	12,895
Distribution and/or service fees	187	83	203	178
Service fees	1,288	557	1,320	1,285
Compensation of board members	113,510	118,035	105,777	60,175
Compensation of chief compliance officer	449	617	443	135
Other expenses	37,332	51,937	38,388	25,977
Total liabilities	4,525,797	103,234,244	8,750,392	982,303
Net assets applicable to outstanding capital stock	$2,015,237,891	$2,820,888,942	$1,534,412,884	$581,866,545
Represented by
Paid in capital	—	2,647,957,390	1,479,841,860	—
Total distributable earnings (loss)	—	172,931,552	54,571,024	—
Trust capital	$2,015,237,891	$—	$—	$581,866,545
Total - representing net assets applicable to outstanding capital stock	$2,015,237,891	$2,820,888,942	$1,534,412,884	$581,866,545
Class 1
Net assets	$1,987,788,600	$2,808,763,676	$1,504,777,863	$555,819,021
Shares outstanding	75,908,823	255,170,606	146,384,277	17,269,513
Net asset value per share	$26.19	$11.01	$10.28	$32.18
Class 2
Net assets	$27,449,291	$12,125,266	$29,635,021	$26,047,524
Shares outstanding	1,073,763	1,105,913	2,895,216	830,021
Net asset value per share	$25.56	$10.96	$10.24	$31.38
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	235

Statement of Assets and Liabilities  (continued)
December 31, 2019
	CTIVP® – William Blair International Leaders Fund	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Partners Core Bond Fund	Variable Portfolio – Partners Small Cap Growth Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $902,606,399, $109,028,159, $3,609,232,545, $504,553,349, respectively)	$1,066,864,108	$127,481,923	$3,720,408,482	$578,112,498
Affiliated issuers (cost $23,668,741, $6,715,944, $122,307,880, $7,334,620, respectively)	23,668,741	6,715,730	122,305,518	7,334,418
Cash	—	—	28,665	—
Cash collateral held at broker for:
TBA	—	—	30,000	—
Margin deposits on:
Futures contracts	—	252,600	—	—
Receivable for:
Investments sold	647,896	108,990	13,002,363	406,638
Investments sold on a delayed delivery basis	—	—	155,080,291	—
Capital shares sold	—	145	173,775	—
Dividends	324,961	152,902	142,005	213,474
Interest	—	—	17,297,537	—
Foreign tax reclaims	3,554,921	219,276	56,902	—
Variation margin for futures contracts	—	25,695	—	—
Expense reimbursement due from Investment Manager	—	45	—	10
Prepaid expenses	3,327	1,845	9,017	2,941
Total assets	1,095,063,954	134,959,151	4,028,534,555	586,069,979
Liabilities
Due to custodian	5,656	—	—	—
Payable for:
Investments purchased	—	27,547	22,605,088	95,766
Investments purchased on a delayed delivery basis	—	—	231,788,319	—
Capital shares purchased	1,599,211	72,815	2,480,855	89,160
Management services fees	26,616	3,564	48,875	13,832
Distribution and/or service fees	242	315	79	77
Service fees	2,141	2,315	584	587
Compensation of board members	106,332	46,095	156,529	52,748
Compensation of chief compliance officer	192	26	806	146
Audit fees	13,530	14,500	37,500	14,500
Custodian fees	81,910	56,642	59,231	15,348
Other expenses	5,857	4,061	12,319	3,698
Total liabilities	1,841,687	227,880	257,190,185	285,862
Net assets applicable to outstanding capital stock	$1,093,222,267	$134,731,271	$3,771,344,370	$585,784,117
Represented by
Paid in capital	916,661,883	117,232,542	3,537,347,655	—
Total distributable earnings (loss)	176,560,384	17,498,729	233,996,715	—
Trust capital	$—	$—	$—	$585,784,117
Total - representing net assets applicable to outstanding capital stock	$1,093,222,267	$134,731,271	$3,771,344,370	$585,784,117
Class 1
Net assets	$1,057,916,224	$88,670,306	$3,759,623,429	$574,507,308
Shares outstanding	92,274,502	16,555,899	337,149,001	22,634,328
Net asset value per share	$11.46	$5.36	$11.15	$25.38
Class 2
Net assets	$35,306,043	$46,060,965	$11,720,941	$11,276,809
Shares outstanding	3,096,914	8,641,534	1,056,088	455,207
Net asset value per share	$11.40	$5.33	$11.10	$24.77
The accompanying Notes to Financial Statements are an integral part of this statement.
236	Variable Portfolio Funds | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
	Columbia Variable Portfolio – U.S. Equities Fund	CTIVP® – American Century Diversified Bond Fund	CTIVP® – AQR International Core Equity Fund	CTIVP® – CenterSquare Real Estate Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$9,258,925	$466,189	$113,985,401	$14,310,904
Dividends — affiliated issuers	350,910	1,578,361	1,589,631	56,557
Interest	—	70,764,456	311,299	—
Interfund lending	—	—	1,391	—
Foreign taxes withheld	(29,874)	—	(9,863,069)	—
Total income	9,579,961	72,809,006	106,024,653	14,367,461
Expenses:
Management services fees	5,856,099	10,606,832	23,133,876	3,811,958
Distribution and/or service fees
Class 2	39,483	39,574	19,314	70,486
Service fees	9,536	9,877	4,580	16,961
Compensation of board members	26,823	54,922	58,663	21,065
Custodian fees	36,074	28,825	365,305	11,416
Printing and postage fees	7,763	9,369	6,947	10,425
Audit fees	29,000	29,000	90,874	29,000
Legal fees	14,114	26,315	35,487	12,108
Interest on collateral	—	3,713	—	—
Compensation of chief compliance officer	154	393	645	108
Other	12,395	54,917	47,246	11,327
Total expenses	6,031,441	10,863,737	23,762,937	3,994,854
Net investment income	3,548,520	61,945,269	82,261,716	10,372,607
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	35,876,404	13,557,976	(7,299,289)	32,779,532
Investments — affiliated issuers	27	(13,323)	847	(38)
Foreign currency translations	—	(22,067)	(357,019)	(117)
Forward foreign currency exchange contracts	—	(4,127,740)	—	—
Futures contracts	4,176,731	14,443,964	12,555,305	—
Swap contracts	—	475,341	—	—
Net realized gain	40,053,162	24,314,151	4,899,844	32,779,377
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	88,363,105	106,407,966	419,231,908	69,340,408
Investments — affiliated issuers	(47)	—	(4,290)	(32)
Foreign currency translations	—	73,349	(21,763)	113
Forward foreign currency exchange contracts	—	1,457,741	—	—
Futures contracts	44,733	(4,024,404)	641,668	—
Swap contracts	—	160,530	—	—
Net change in unrealized appreciation (depreciation)	88,407,791	104,075,182	419,847,523	69,340,489
Net realized and unrealized gain	128,460,953	128,389,333	424,747,367	102,119,866
Net increase in net assets resulting from operations	$132,009,473	$190,334,602	$507,009,083	$112,492,473
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	237

Statement of Operations  (continued)
Year Ended December 31, 2019
	CTIVP® – DFA International Value Fund	CTIVP® – Los Angeles Capital Large Cap Growth Fund	CTIVP® – MFS® Value Fund	CTIVP® – Morgan Stanley Advantage Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$37,134,325	$20,802,399	$37,559,631	$13,253,906
Dividends — affiliated issuers	95,012	400,763	271,933	1,370,659
Interest	261,875	—	—	—
Interfund lending	2,626	—	—	59
Foreign taxes withheld	(3,094,558)	—	(485,848)	(699,726)
Total income	34,399,280	21,203,162	37,345,716	13,924,898
Expenses:
Management services fees	7,210,107	12,558,137	11,038,713	14,940,238
Distribution and/or service fees
Class 2	54,655	33,223	136,163	44,373
Service fees	13,594	7,984	32,730	10,740
Compensation of board members	31,223	43,026	43,028	49,171
Custodian fees	104,332	22,730	29,473	29,401
Printing and postage fees	10,074	7,466	17,883	8,014
Audit fees	65,764	29,000	29,000	42,480
Legal fees	15,042	24,278	22,445	28,585
Interest on interfund lending	153	—	1,221	—
Compensation of chief compliance officer	165	390	340	493
Other	32,955	31,139	30,677	37,468
Total expenses	7,538,064	12,757,373	11,381,673	15,190,963
Net investment income (loss)	26,861,216	8,445,789	25,964,043	(1,266,065)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(743,815)	122,386,388	182,646,360	282,273,029
Investments — affiliated issuers	(11,263)	70	(2,930)	2,954
Foreign currency translations	155,889	—	(12,166)	21,600
Net realized gain (loss)	(599,189)	122,386,458	182,631,264	282,297,583
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	83,658,937	377,748,942	217,733,320	234,646,155
Investments — affiliated issuers	—	(603)	(281)	(563)
Foreign currency translations	(57,968)	—	176	(236)
Net change in unrealized appreciation (depreciation)	83,600,969	377,748,339	217,733,215	234,645,356
Net realized and unrealized gain	83,001,780	500,134,797	400,364,479	516,942,939
Net increase in net assets resulting from operations	$109,862,996	$508,580,586	$426,328,522	$515,676,874
The accompanying Notes to Financial Statements are an integral part of this statement.
238	Variable Portfolio Funds | Annual Report 2019

Statement of Operations  (continued)
Year Ended December 31, 2019
	CTIVP® – T. Rowe Price Large Cap Value Fund	CTIVP® – TCW Core Plus Bond Fund	CTIVP® – Wells Fargo Short Duration Government Fund	CTIVP® – Westfield Mid Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$57,260,575	$—	$—	$6,082,750
Dividends — affiliated issuers	936,655	2,251,782	906,701	308,438
Interest	—	84,573,454	52,745,459	—
Interfund lending	—	—	—	477
Foreign taxes withheld	(930,929)	—	—	(2,081)
Total income	57,266,301	86,825,236	53,652,160	6,389,584
Expenses:
Management services fees	13,532,956	13,305,463	8,257,971	4,789,091
Distribution and/or service fees
Class 2	59,626	24,290	70,586	56,838
Service fees	14,407	5,829	15,724	13,642
Compensation of board members	47,892	58,083	46,286	23,855
Custodian fees	21,369	39,003	23,596	9,664
Printing and postage fees	9,295	6,188	10,451	9,169
Audit fees	29,000	36,711	29,000	29,000
Legal fees	25,983	33,362	26,799	12,822
Compensation of chief compliance officer	422	592	456	130
Other	176,211	57,238	29,767	16,774
Total expenses	13,917,161	13,566,759	8,510,636	4,960,985
Net investment income	43,349,140	73,258,477	45,141,524	1,428,599
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	113,602,128	82,164,707	21,446,201	85,891,114
Investments — affiliated issuers	(965)	4,870	13,206	(317)
Foreign currency translations	12,257	(22,593)	—	—
Forward foreign currency exchange contracts	—	(1,175,814)	—	—
Futures contracts	—	17,265,724	(1,683,947)	—
Net realized gain	113,613,420	98,236,894	19,775,460	85,890,797
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	317,453,747	72,912,956	3,287,667	113,670,885
Investments — affiliated issuers	(2,081)	(1,403)	—	—
Foreign currency translations	4,747	—	—	—
Forward foreign currency exchange contracts	—	1,221,393	—	—
Futures contracts	—	(9,458,881)	935,660	—
Net change in unrealized appreciation (depreciation)	317,456,413	64,674,065	4,223,327	113,670,885
Net realized and unrealized gain	431,069,833	162,910,959	23,998,787	199,561,682
Net increase in net assets resulting from operations	$474,418,973	$236,169,436	$69,140,311	$200,990,281
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	239

Statement of Operations  (continued)
Year Ended December 31, 2019
	CTIVP® – William Blair International Leaders Fund	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Partners Core Bond Fund	Variable Portfolio – Partners Small Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$16,959,548	$2,730,684	$—	$2,887,432
Dividends — affiliated issuers	630,912	97,111	1,685,481	210,467
Interest	—	2,399	113,185,569	—
Interfund lending	613	—	9,313	—
Foreign taxes withheld	(1,726,836)	(92,775)	(10,775)	(4,670)
Total income	15,864,237	2,737,419	114,869,588	3,093,229
Expenses:
Management services fees	7,761,679	1,160,250	17,140,949	5,404,251
Distribution and/or service fees
Class 2	82,433	103,810	25,629	25,189
Service fees	20,504	25,009	6,072	6,112
Compensation of board members	32,810	16,309	72,036	23,673
Custodian fees	108,561	75,937	88,401	22,514
Printing and postage fees	19,471	13,917	6,991	15,965
Audit fees	86,565	75,516	51,500	29,000
Legal fees	15,146	8,435	41,700	13,155
Compensation of chief compliance officer	166	25	788	138
Other	21,787	6,420	56,899	15,933
Total expenses	8,149,122	1,485,628	17,490,965	5,555,930
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(117,879)	(89,773)	—	(63,773)
Total net expenses	8,031,243	1,395,855	17,490,965	5,492,157
Net investment income (loss)	7,832,994	1,341,564	97,378,623	(2,398,928)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,783,173	(364,593)	87,187,490	29,613,239
Investments — affiliated issuers	(574)	103	(728)	(249)
Foreign currency translations	(973,143)	(9,042)	—	—
Futures contracts	—	29,754	—	—
Net realized gain (loss)	14,809,456	(343,778)	87,186,762	29,612,990
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	185,508,268	30,118,074	113,222,640	90,219,275
Investments — affiliated issuers	—	(214)	(2,362)	(202)
Foreign currency translations	(64,971)	(3,344)	—	—
Futures contracts	—	18,580	—	—
Net change in unrealized appreciation (depreciation)	185,443,297	30,133,096	113,220,278	90,219,073
Net realized and unrealized gain	200,252,753	29,789,318	200,407,040	119,832,063
Net increase in net assets resulting from operations	$208,085,747	$31,130,882	$297,785,663	$117,433,135
The accompanying Notes to Financial Statements are an integral part of this statement.
240	Variable Portfolio Funds | Annual Report 2019

Statement of Changes in Net Assets
	Columbia Variable Portfolio – U.S. Equities Fund		CTIVP® – American Century Diversified Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$3,548,520	$4,781,924	$61,945,269	$123,286,223
Net realized gain (loss)	40,053,162	81,483,669	24,314,151	(67,232,965)
Net change in unrealized appreciation (depreciation)	88,407,791	(222,402,200)	104,075,182	(113,898,325)
Net increase (decrease) in net assets resulting from operations	132,009,473	(136,136,607)	190,334,602	(57,845,067)
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	—	(115,409,086)	(129,065,016)
Class 2	—	—	(878,027)	(401,024)
Total distributions to shareholders	—	—	(116,287,113)	(129,466,040)
Increase (decrease) in net assets from capital stock activity	(872,829,988)	(75,793,930)	839,918,857	(1,752,570,976)
Total increase (decrease) in net assets	(740,820,515)	(211,930,537)	913,966,346	(1,939,882,083)
Net assets at beginning of year	845,163,062	1,057,093,599	2,005,409,571	3,945,291,654
Net assets at end of year	$104,342,547	$845,163,062	$2,919,375,917	$2,005,409,571

	Columbia Variable Portfolio – U.S. Equities Fund				CTIVP® – American Century Diversified Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	596,727	13,451,689	93,876	2,146,622	97,039,092	1,062,030,439	11,136,403	120,583,296
Distributions reinvested	—	—	—	—	10,725,752	115,409,086	12,198,962	129,065,016
Redemptions	(38,999,436)	(885,819,274)	(3,274,729)	(77,168,526)	(31,217,452)	(342,673,000)	(189,191,879)	(2,004,161,848)
Net increase (decrease)	(38,402,709)	(872,367,585)	(3,180,853)	(75,021,904)	76,547,392	834,766,525	(165,856,514)	(1,754,513,536)
Class 2
Subscriptions	59,620	1,299,234	57,139	1,322,264	519,107	5,672,160	378,301	4,046,469
Distributions reinvested	—	—	—	—	81,829	878,027	38,012	401,024
Redemptions	(79,277)	(1,761,637)	(90,225)	(2,094,290)	(128,195)	(1,397,855)	(235,547)	(2,504,933)
Net increase (decrease)	(19,657)	(462,403)	(33,086)	(772,026)	472,741	5,152,332	180,766	1,942,560
Total net increase (decrease)	(38,422,366)	(872,829,988)	(3,213,939)	(75,793,930)	77,020,133	839,918,857	(165,675,748)	(1,752,570,976)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	241

Statement of Changes in Net Assets   (continued)
	CTIVP® – AQR International Core Equity Fund		CTIVP® – CenterSquare Real Estate Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$82,261,716	$56,637,018	$10,372,607	$8,891,659
Net realized gain (loss)	4,899,844	42,319,088	32,779,377	(7,115,869)
Net change in unrealized appreciation (depreciation)	419,847,523	(529,795,617)	69,340,489	(27,323,692)
Net increase (decrease) in net assets resulting from operations	507,009,083	(430,839,511)	112,492,473	(25,547,902)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(131,224,072)	(63,019,788)	(8,795,167)	(11,454,907)
Class 2	(316,961)	(192,053)	(452,916)	(642,414)
Total distributions to shareholders	(131,541,033)	(63,211,841)	(9,248,083)	(12,097,321)
Increase (decrease) in net assets from capital stock activity	(247,041,245)	652,839,079	9,402,580	10,523,008
Total increase (decrease) in net assets	128,426,805	158,787,727	112,646,970	(27,122,215)
Net assets at beginning of year	2,773,706,983	2,614,919,256	426,517,982	453,640,197
Net assets at end of year	$2,902,133,788	$2,773,706,983	$539,164,952	$426,517,982

	CTIVP® – AQR International Core Equity Fund				CTIVP® – CenterSquare Real Estate Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,298,808	23,828,550	68,643,973	677,614,949	24,062	231,848	—	—
Distributions reinvested	12,465,920	131,224,072	5,615,382	63,019,788	960,171	8,795,167	1,355,610	11,454,907
Redemptions	(37,595,492)	(402,477,631)	(7,759,808)	(87,796,356)	(1,927)	(18,282)	—	—
Net increase (decrease)	(22,830,764)	(247,425,009)	66,499,547	652,838,381	982,306	9,008,733	1,355,610	11,454,907
Class 2
Subscriptions	113,775	1,184,063	106,266	1,202,268	282,522	2,688,188	261,573	2,171,537
Distributions reinvested	30,286	316,961	17,236	192,053	49,662	452,916	76,387	642,414
Redemptions	(107,299)	(1,117,260)	(127,366)	(1,393,623)	(298,192)	(2,747,257)	(459,420)	(3,745,850)
Net increase (decrease)	36,762	383,764	(3,864)	698	33,992	393,847	(121,460)	(931,899)
Total net increase (decrease)	(22,794,002)	(247,041,245)	66,495,683	652,839,079	1,016,298	9,402,580	1,234,150	10,523,008
The accompanying Notes to Financial Statements are an integral part of this statement.
242	Variable Portfolio Funds | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	CTIVP® – DFA International Value Fund		CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$26,861,216	$43,703,557	$8,445,789	$6,163,953
Net realized gain (loss)	(599,189)	25,840,276	122,386,458	108,015,143
Net change in unrealized appreciation (depreciation)	83,600,969	(356,031,536)	377,748,339	(131,628,708)
Net increase (decrease) in net assets resulting from operations	109,862,996	(286,487,703)	508,580,586	(17,449,612)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(57,034,764)	(53,751,149)	—	—
Class 2	(1,437,725)	(665,320)	—	—
Total distributions to shareholders	(58,472,489)	(54,416,469)	—	—
Increase (decrease) in net assets from capital stock activity	159,159,980	(598,064,148)	(59,644,246)	(4,916,348)
Total increase (decrease) in net assets	210,550,487	(938,968,320)	448,936,340	(22,365,960)
Net assets at beginning of year	841,255,447	1,780,223,767	1,580,529,969	1,602,895,929
Net assets at end of year	$1,051,805,934	$841,255,447	$2,029,466,309	$1,580,529,969

	CTIVP® – DFA International Value Fund				CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	27,322,528	261,667,235	3,634,006	38,186,881	367,160	11,380,219	1,113,960	33,472,282
Distributions reinvested	6,053,916	57,034,764	5,052,917	53,751,149	—	—	—	—
Redemptions	(17,097,348)	(162,424,783)	(72,431,442)	(693,644,413)	(2,266,904)	(70,741,772)	(1,400,681)	(40,214,494)
Net increase (decrease)	16,279,096	156,277,216	(63,744,519)	(601,706,383)	(1,899,744)	(59,361,553)	(286,721)	(6,742,212)
Class 2
Subscriptions	404,643	3,800,109	480,516	5,250,354	37,214	1,122,836	109,837	3,110,797
Distributions reinvested	152,938	1,437,725	62,750	665,320	—	—	—	—
Redemptions	(251,063)	(2,355,070)	(213,337)	(2,273,439)	(46,086)	(1,405,529)	(46,576)	(1,284,933)
Net increase (decrease)	306,518	2,882,764	329,929	3,642,235	(8,872)	(282,693)	63,261	1,825,864
Total net increase (decrease)	16,585,614	159,159,980	(63,414,590)	(598,064,148)	(1,908,616)	(59,644,246)	(223,460)	(4,916,348)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	243

Statement of Changes in Net Assets   (continued)
	CTIVP® – MFS® Value Fund		CTIVP® – Morgan Stanley Advantage Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income (loss)	$25,964,043	$40,616,391	$(1,266,065)	$1,314,917
Net realized gain	182,631,264	183,818,484	282,297,583	181,427,111
Net change in unrealized appreciation (depreciation)	217,733,215	(410,215,875)	234,645,356	(134,603,497)
Net increase (decrease) in net assets resulting from operations	426,328,522	(185,781,000)	515,676,874	48,138,531
Increase (decrease) in net assets from capital stock activity	(502,000,293)	(434,366,982)	(58,339,863)	45,076,826
Total increase (decrease) in net assets	(75,671,771)	(620,147,982)	457,337,011	93,215,357
Net assets at beginning of year	1,633,247,110	2,253,395,092	1,907,050,142	1,813,834,785
Net assets at end of year	$1,557,575,339	$1,633,247,110	$2,364,387,153	$1,907,050,142

	CTIVP® – MFS® Value Fund				CTIVP® – Morgan Stanley Advantage Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	238,495	6,302,198	996,433	24,464,195	2,551,930	87,028,483	3,053,897	93,075,308
Redemptions	(19,731,939)	(513,539,610)	(18,593,764)	(459,620,546)	(4,321,445)	(147,525,817)	(1,736,641)	(52,193,641)
Net increase (decrease)	(19,493,444)	(507,237,412)	(17,597,331)	(435,156,351)	(1,769,515)	(60,497,334)	1,317,256	40,881,667
Class 2
Subscriptions	326,349	8,502,301	283,265	6,881,028	158,829	5,227,126	246,028	7,367,038
Redemptions	(127,957)	(3,265,182)	(252,418)	(6,091,659)	(91,493)	(3,069,655)	(109,375)	(3,171,879)
Net increase	198,392	5,237,119	30,847	789,369	67,336	2,157,471	136,653	4,195,159
Total net increase (decrease)	(19,295,052)	(502,000,293)	(17,566,484)	(434,366,982)	(1,702,179)	(58,339,863)	1,453,909	45,076,826
The accompanying Notes to Financial Statements are an integral part of this statement.
244	Variable Portfolio Funds | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	CTIVP® – T. Rowe Price Large Cap Value Fund		CTIVP® – TCW Core Plus Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$43,349,140	$44,598,690	$73,258,477	$74,275,706
Net realized gain (loss)	113,613,420	170,683,366	98,236,894	(42,877,705)
Net change in unrealized appreciation (depreciation)	317,456,413	(414,915,500)	64,674,065	(31,556,407)
Net increase (decrease) in net assets resulting from operations	474,418,973	(199,633,444)	236,169,436	(158,406)
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	—	(74,637,337)	(65,516,551)
Class 2	—	—	(232,202)	(152,735)
Total distributions to shareholders	—	—	(74,869,539)	(65,669,286)
Decrease in net assets from capital stock activity	(419,205,872)	(338,951,627)	(63,281,170)	(198,295,114)
Total increase (decrease) in net assets	55,213,101	(538,585,071)	98,018,727	(264,122,806)
Net assets at beginning of year	1,960,024,790	2,498,609,861	2,722,870,215	2,986,993,021
Net assets at end of year	$2,015,237,891	$1,960,024,790	$2,820,888,942	$2,722,870,215

	CTIVP® – T. Rowe Price Large Cap Value Fund				CTIVP® – TCW Core Plus Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,033,809	94,788,787	4,902,380	111,383,275	14,400,724	156,536,197	11,737,585	121,708,320
Distributions reinvested	—	—	—	—	6,949,472	74,637,337	6,404,355	65,516,551
Redemptions	(21,894,664)	(515,929,463)	(19,936,485)	(455,495,640)	(27,617,067)	(298,097,553)	(37,394,682)	(386,559,343)
Net decrease	(17,860,855)	(421,140,676)	(15,034,105)	(344,112,365)	(6,266,871)	(66,924,019)	(19,252,742)	(199,334,472)
Class 2
Subscriptions	193,911	4,511,698	291,263	6,520,633	393,355	4,259,003	175,831	1,812,898
Distributions reinvested	—	—	—	—	21,681	232,202	14,959	152,735
Redemptions	(112,132)	(2,576,894)	(61,237)	(1,359,895)	(78,593)	(848,356)	(89,800)	(926,275)
Net increase	81,779	1,934,804	230,026	5,160,738	336,443	3,642,849	100,990	1,039,358
Total net decrease	(17,779,076)	(419,205,872)	(14,804,079)	(338,951,627)	(5,930,428)	(63,281,170)	(19,151,752)	(198,295,114)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	245

Statement of Changes in Net Assets   (continued)
	CTIVP® – Wells Fargo Short Duration Government Fund		CTIVP® – Westfield Mid Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$45,141,524	$20,477,671	$1,428,599	$256,582
Net realized gain (loss)	19,775,460	(11,329,044)	85,890,797	26,669,535
Net change in unrealized appreciation (depreciation)	4,223,327	6,142,496	113,670,885	(44,043,546)
Net increase (decrease) in net assets resulting from operations	69,140,311	15,291,123	200,990,281	(17,117,429)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(20,494,923)	(11,431,546)	—	—
Class 2	(226,890)	(208,374)	—	—
Total distributions to shareholders	(20,721,813)	(11,639,920)	—	—
Increase (decrease) in net assets from capital stock activity	(483,703,277)	987,473,482	(129,185,647)	(7,531,818)
Total increase (decrease) in net assets	(435,284,779)	991,124,685	71,804,634	(24,649,247)
Net assets at beginning of year	1,969,697,663	978,572,978	510,061,911	534,711,158
Net assets at end of year	$1,534,412,884	$1,969,697,663	$581,866,545	$510,061,911

	CTIVP® – Wells Fargo Short Duration Government Fund				CTIVP® – Westfield Mid Cap Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,240,976	22,814,492	108,266,713	1,079,149,798	67,451	1,920,149	108,074	2,570,901
Distributions reinvested	2,015,233	20,494,923	1,152,374	11,431,546	—	—	—	—
Redemptions	(51,749,834)	(530,609,050)	(10,649,931)	(106,293,927)	(4,524,809)	(131,362,216)	(381,712)	(9,685,858)
Net increase (decrease)	(47,493,625)	(487,299,635)	98,769,156	984,287,417	(4,457,358)	(129,442,067)	(273,638)	(7,114,957)
Class 2
Subscriptions	917,755	9,297,102	931,278	9,246,239	84,358	2,341,547	81,004	2,010,849
Distributions reinvested	22,376	226,890	21,069	208,374	—	—	—	—
Redemptions	(584,391)	(5,927,634)	(630,224)	(6,268,548)	(75,897)	(2,085,127)	(100,284)	(2,427,710)
Net increase (decrease)	355,740	3,596,358	322,123	3,186,065	8,461	256,420	(19,280)	(416,861)
Total net increase (decrease)	(47,137,885)	(483,703,277)	99,091,279	987,473,482	(4,448,897)	(129,185,647)	(292,918)	(7,531,818)
The accompanying Notes to Financial Statements are an integral part of this statement.
246	Variable Portfolio Funds | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	CTIVP® – William Blair International Leaders Fund		Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$7,832,994	$14,179,774	$1,341,564	$1,125,282
Net realized gain (loss)	14,809,456	25,327,542	(343,778)	8,517,089
Net change in unrealized appreciation (depreciation)	185,443,297	(340,702,264)	30,133,096	(31,903,024)
Net increase (decrease) in net assets resulting from operations	208,085,747	(301,194,948)	31,130,882	(22,260,653)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(36,558,331)	(77,324,767)	(5,898,613)	(6,625,802)
Class 2	(1,423,605)	(1,669,481)	(3,048,708)	(3,320,776)
Total distributions to shareholders	(37,981,936)	(78,994,248)	(8,947,321)	(9,946,578)
Increase (decrease) in net assets from capital stock activity	99,811,028	(512,055,355)	7,130,987	16,171,875
Total increase (decrease) in net assets	269,914,839	(892,244,551)	29,314,548	(16,035,356)
Net assets at beginning of year	823,307,428	1,715,551,979	105,416,723	121,452,079
Net assets at end of year	$1,093,222,267	$823,307,428	$134,731,271	$105,416,723

	CTIVP® – William Blair International Leaders Fund				Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	23,141,178	255,960,862	3,907,448	43,711,405	34,488	174,527	—	—
Distributions reinvested	3,502,691	36,558,331	6,845,339	77,324,767	1,227,496	5,898,613	1,231,259	6,625,802
Redemptions	(18,245,663)	(192,110,566)	(63,768,582)	(638,056,327)	(4,825)	(24,860)	—	—
Net increase (decrease)	8,398,206	100,408,627	(53,015,795)	(517,020,155)	1,257,159	6,048,280	1,231,259	6,625,802
Class 2
Subscriptions	218,143	2,265,279	524,654	6,095,538	630,361	3,082,329	1,607,088	8,922,063
Distributions reinvested	136,919	1,423,605	148,606	1,669,481	639,516	3,048,708	620,297	3,320,776
Redemptions	(411,469)	(4,286,483)	(245,776)	(2,800,219)	(1,028,912)	(5,048,330)	(513,591)	(2,696,766)
Net increase (decrease)	(56,407)	(597,599)	427,484	4,964,800	240,965	1,082,707	1,713,794	9,546,073
Total net increase (decrease)	8,341,799	99,811,028	(52,588,311)	(512,055,355)	1,498,124	7,130,987	2,945,053	16,171,875
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	247

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners Core Bond Fund		Variable Portfolio – Partners Small Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income (loss)	$97,378,623	$87,922,086	$(2,398,928)	$(3,250,292)
Net realized gain (loss)	87,186,762	(44,630,075)	29,612,990	99,512,024
Net change in unrealized appreciation (depreciation)	113,220,278	(41,958,024)	90,219,073	(120,953,431)
Net increase (decrease) in net assets resulting from operations	297,785,663	1,333,987	117,433,135	(24,691,699)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(87,417,075)	(117,628,688)	—	—
Class 2	(218,895)	(357,201)	—	—
Total distributions to shareholders	(87,635,970)	(117,985,889)	—	—
Increase (decrease) in net assets from capital stock activity	16,601,795	366,265,678	(119,412,576)	(39,391,540)
Total increase (decrease) in net assets	226,751,488	249,613,776	(1,979,441)	(64,083,239)
Net assets at beginning of year	3,544,592,882	3,294,979,106	587,763,558	651,846,797
Net assets at end of year	$3,771,344,370	$3,544,592,882	$585,784,117	$587,763,558

	Variable Portfolio – Partners Core Bond Fund				Variable Portfolio – Partners Small Cap Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	22,532,382	249,021,037	61,764,406	642,967,339	979,564	23,356,226	177,037	4,222,034
Distributions reinvested	8,027,279	87,417,075	11,354,120	117,628,688	—	—	—	—
Redemptions	(29,429,770)	(321,681,520)	(37,276,382)	(393,374,947)	(6,021,481)	(143,855,339)	(1,876,121)	(45,485,581)
Net increase (decrease)	1,129,891	14,756,592	35,842,144	367,221,080	(5,041,917)	(120,499,113)	(1,699,084)	(41,263,547)
Class 2
Subscriptions	241,827	2,654,205	104,763	1,109,840	78,530	1,836,824	119,580	2,831,930
Distributions reinvested	20,175	218,895	34,579	357,201	—	—	—	—
Redemptions	(94,160)	(1,027,897)	(230,570)	(2,422,443)	(32,190)	(750,287)	(40,563)	(959,923)
Net increase (decrease)	167,842	1,845,203	(91,228)	(955,402)	46,340	1,086,537	79,017	1,872,007
Total net increase (decrease)	1,297,733	16,601,795	35,750,916	366,265,678	(4,995,577)	(119,412,576)	(1,620,067)	(39,391,540)
The accompanying Notes to Financial Statements are an integral part of this statement.
248	Variable Portfolio Funds | Annual Report 2019

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Variable Portfolio Funds | Annual Report 2019	249

Financial Highlights
Columbia Variable Portfolio – U.S. Equities Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$19.79	0.12	4.46	4.58
Year Ended 12/31/2018	$23.02	0.11	(3.34)	(3.23)
Year Ended 12/31/2017	$20.81	0.11	2.10	2.21
Year Ended 12/31/2016	$17.69	0.07	3.05	3.12
Year Ended 12/31/2015	$18.88	0.08	(1.27)	(1.19)
Class 2
Year Ended 12/31/2019	$19.37	0.07	4.35	4.42
Year Ended 12/31/2018	$22.58	0.05	(3.26)	(3.21)
Year Ended 12/31/2017	$20.46	0.06	2.06	2.12
Year Ended 12/31/2016	$17.44	0.03	2.99	3.02
Year Ended 12/31/2015	$18.67	(0.01)	(1.22)	(1.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
250	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Variable Portfolio – U.S. Equities Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$24.37	23.14%	0.87%	0.87%	0.52%	86%	$87,724
Year Ended 12/31/2018	$19.79	(14.03%)	0.86%	0.86%	0.46%	80%	$831,256
Year Ended 12/31/2017	$23.02	10.62%	0.89%	0.89%	0.53%	87%	$1,040,129
Year Ended 12/31/2016	$20.81	17.64%	0.91%	0.91%	0.40%	103%	$1,110,559
Year Ended 12/31/2015	$17.69	(6.30%)	0.92%	0.92%	0.43%	98%	$1,393,433
Class 2
Year Ended 12/31/2019	$23.79	22.82%	1.12%	1.12%	0.32%	86%	$16,618
Year Ended 12/31/2018	$19.37	(14.22%)	1.11%	1.11%	0.21%	80%	$13,907
Year Ended 12/31/2017	$22.58	10.36%	1.14%	1.14%	0.30%	87%	$16,964
Year Ended 12/31/2016	$20.46	17.32%	1.16%	1.16%	0.16%	103%	$14,888
Year Ended 12/31/2015	$17.44	(6.59%)	1.20%	1.20%	(0.08%)	98%	$13,465
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	251

Financial Highlights
CTIVP® – American Century Diversified Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$10.65	0.31	0.71	1.02	(0.66)	—	(0.66)
Year Ended 12/31/2018	$11.15	0.37	(0.49)	(0.12)	(0.31)	(0.07)	(0.38)
Year Ended 12/31/2017	$10.95	0.30	0.23	0.53	(0.26)	(0.07)	(0.33)
Year Ended 12/31/2016	$10.76	0.27	0.13	0.40	(0.20)	(0.01)	(0.21)
Year Ended 12/31/2015	$11.05	0.23	(0.23)	0.00(d)	(0.24)	(0.05)	(0.29)
Class 2
Year Ended 12/31/2019	$10.61	0.28	0.70	0.98	(0.63)	—	(0.63)
Year Ended 12/31/2018	$11.11	0.34	(0.49)	(0.15)	(0.28)	(0.07)	(0.35)
Year Ended 12/31/2017	$10.91	0.27	0.23	0.50	(0.23)	(0.07)	(0.30)
Year Ended 12/31/2016	$10.72	0.24	0.13	0.37	(0.17)	(0.01)	(0.18)
Year Ended 12/31/2015	$11.01	0.20	(0.22)	(0.02)	(0.22)	(0.05)	(0.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
252	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – American Century Diversified Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$11.01	9.73%	0.50%(c)	0.50%(c)	2.84%	94%	$2,900,664
Year Ended 12/31/2018	$10.65	(1.05%)	0.48%(c)	0.48%(c)	3.42%	136%	$1,992,309
Year Ended 12/31/2017	$11.15	4.89%	0.52%	0.52%	2.74%	142%	$3,933,591
Year Ended 12/31/2016	$10.95	3.66%	0.55%	0.55%	2.42%	170%	$4,086,952
Year Ended 12/31/2015	$10.76	0.05%	0.55%	0.55%	2.07%	223%	$4,256,477
Class 2
Year Ended 12/31/2019	$10.96	9.40%	0.75%(c)	0.75%(c)	2.58%	94%	$18,712
Year Ended 12/31/2018	$10.61	(1.31%)	0.73%(c)	0.73%(c)	3.17%	136%	$13,100
Year Ended 12/31/2017	$11.11	4.65%	0.77%	0.77%	2.50%	142%	$11,701
Year Ended 12/31/2016	$10.91	3.42%	0.80%	0.80%	2.18%	170%	$10,346
Year Ended 12/31/2015	$10.72	(0.20%)	0.80%	0.80%	1.83%	223%	$7,924
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	253

Financial Highlights
CTIVP® – AQR International Core Equity Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$9.70	0.29	1.50	1.79	(0.30)	(0.16)	(0.46)
Year Ended 12/31/2018	$11.92	0.25	(2.18)	(1.93)	(0.26)	(0.03)	(0.29)
Year Ended 12/31/2017	$9.91	0.20	2.02	2.22	(0.21)	—	(0.21)
Year Ended 12/31/2016	$10.48	0.20	(0.54)	(0.34)	(0.23)	—	(0.23)
Year Ended 12/31/2015	$10.99	0.15	(0.16)	(0.01)	(0.16)	(0.34)	(0.50)
Class 2
Year Ended 12/31/2019	$9.64	0.25	1.50	1.75	(0.27)	(0.16)	(0.43)
Year Ended 12/31/2018	$11.84	0.22	(2.16)	(1.94)	(0.23)	(0.03)	(0.26)
Year Ended 12/31/2017	$9.86	0.17	2.00	2.17	(0.19)	—	(0.19)
Year Ended 12/31/2016	$10.43	0.18	(0.54)	(0.36)	(0.21)	—	(0.21)
Year Ended 12/31/2015	$10.94	0.13	(0.16)	(0.03)	(0.14)	(0.34)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
254	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – AQR International Core Equity Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$11.03	18.76%	0.79%	0.79%	2.74%	94%	$2,893,855
Year Ended 12/31/2018	$9.70	(16.53%)	0.83%	0.83%	2.23%	105%	$2,766,782
Year Ended 12/31/2017	$11.92	22.56%	0.92%	0.92%	1.79%	68%	$2,606,365
Year Ended 12/31/2016	$9.91	(3.24%)	0.97%	0.96%	2.04%	50%	$2,317,135
Year Ended 12/31/2015	$10.48	(0.41%)	0.97%	0.97%	1.37%	52%	$2,317,553
Class 2
Year Ended 12/31/2019	$10.96	18.41%	1.04%	1.04%	2.45%	94%	$8,279
Year Ended 12/31/2018	$9.64	(16.69%)	1.08%	1.08%	1.99%	105%	$6,925
Year Ended 12/31/2017	$11.84	22.14%	1.17%	1.17%	1.50%	68%	$8,554
Year Ended 12/31/2016	$9.86	(3.44%)	1.22%	1.21%	1.85%	50%	$6,722
Year Ended 12/31/2015	$10.43	(0.60%)	1.22%	1.22%	1.13%	52%	$7,749
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	255

Financial Highlights
CTIVP® – CenterSquare Real Estate Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$7.94	0.19	1.89	2.08	(0.17)	—	(0.17)
Year Ended 12/31/2018	$8.64	0.17	(0.64)	(0.47)	(0.16)	(0.07)	(0.23)
Year Ended 12/31/2017	$8.59	0.17	0.33	0.50	(0.19)	(0.26)	(0.45)
Year Ended 12/31/2016	$8.83	0.19	0.28(c)	0.47	(0.17)	(0.54)	(0.71)
Year Ended 12/31/2015	$11.26	0.17	(0.31)	(0.14)	(0.76)	(1.53)	(2.29)
Class 2
Year Ended 12/31/2019	$7.89	0.17	1.88	2.05	(0.15)	—	(0.15)
Year Ended 12/31/2018	$8.59	0.15	(0.64)	(0.49)	(0.14)	(0.07)	(0.21)
Year Ended 12/31/2017	$8.54	0.15	0.32	0.47	(0.16)	(0.26)	(0.42)
Year Ended 12/31/2016	$8.78	0.16	0.29(c)	0.45	(0.15)	(0.54)	(0.69)
Year Ended 12/31/2015	$11.20	0.15	(0.31)	(0.16)	(0.73)	(1.53)	(2.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
256	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – CenterSquare Real Estate Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$9.85	26.41%	0.77%	0.77%	2.05%	70%	$508,863
Year Ended 12/31/2018	$7.94	(5.58%)	0.77%	0.77%	2.03%	51%	$402,354
Year Ended 12/31/2017	$8.64	6.01%	0.81%	0.81%	2.00%	72%	$426,287
Year Ended 12/31/2016	$8.59	5.02%	0.89%	0.88%	2.16%	83%	$402,023
Year Ended 12/31/2015	$8.83	(0.99%)	1.07%	1.01%	1.72%	27%	$188,580
Class 2
Year Ended 12/31/2019	$9.79	26.16%	1.02%	1.02%	1.81%	70%	$30,302
Year Ended 12/31/2018	$7.89	(5.85%)	1.02%	1.02%	1.76%	51%	$24,164
Year Ended 12/31/2017	$8.59	5.74%	1.06%	1.06%	1.76%	72%	$27,353
Year Ended 12/31/2016	$8.54	4.76%	1.17%	1.15%	1.82%	83%	$25,298
Year Ended 12/31/2015	$8.78	(1.21%)	1.32%	1.26%	1.53%	27%	$22,032
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	257

Financial Highlights
CTIVP® – DFA International Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$9.17	0.30	0.91	1.21	(0.38)	(0.29)	(0.67)
Year Ended 12/31/2018	$11.47	0.29	(2.23)	(1.94)	(0.31)	(0.05)	(0.36)
Year Ended 12/31/2017	$9.34	0.26	2.09	2.35	(0.22)	—	(0.22)
Year Ended 12/31/2016	$8.91	0.25	0.46	0.71	(0.24)	(0.04)	(0.28)
Year Ended 12/31/2015	$10.03	0.22	(0.92)	(0.70)	(0.21)	(0.21)	(0.42)
Class 2
Year Ended 12/31/2019	$9.15	0.28	0.90	1.18	(0.35)	(0.29)	(0.64)
Year Ended 12/31/2018	$11.44	0.26	(2.22)	(1.96)	(0.28)	(0.05)	(0.33)
Year Ended 12/31/2017	$9.33	0.23	2.08	2.31	(0.20)	—	(0.20)
Year Ended 12/31/2016	$8.90	0.22	0.47	0.69	(0.22)	(0.04)	(0.26)
Year Ended 12/31/2015	$10.01	0.20	(0.92)	(0.72)	(0.18)	(0.21)	(0.39)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
258	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – DFA International Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$9.71	13.53%	0.88%(c)	0.88%(c)	3.17%	22%	$1,028,139
Year Ended 12/31/2018	$9.17	(17.30%)	0.83%	0.83%	2.70%	16%	$821,718
Year Ended 12/31/2017	$11.47	25.44%	0.86%	0.86%	2.48%	9%	$1,759,557
Year Ended 12/31/2016	$9.34	8.33%	0.91%(d)	0.91%(d)	2.89%	17%	$2,000,961
Year Ended 12/31/2015	$8.91	(7.40%)	0.98%	0.98%	2.25%	12%	$1,987,543
Class 2
Year Ended 12/31/2019	$9.69	13.20%	1.13%(c)	1.13%(c)	2.93%	22%	$23,667
Year Ended 12/31/2018	$9.15	(17.48%)	1.09%	1.09%	2.41%	16%	$19,537
Year Ended 12/31/2017	$11.44	25.02%	1.11%	1.11%	2.18%	9%	$20,666
Year Ended 12/31/2016	$9.33	8.08%	1.16%(d)	1.16%(d)	2.52%	17%	$12,345
Year Ended 12/31/2015	$8.90	(7.56%)	1.23%	1.23%	2.06%	12%	$10,494
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	259

Financial Highlights
CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$26.28	0.14	8.43	8.57
Year Ended 12/31/2018	$26.55	0.10	(0.37)	(0.27)
Year Ended 12/31/2017	$20.25	0.11	6.19	6.30
Year Ended 12/31/2016	$20.75	0.02	(0.52)	(0.50)
Year Ended 12/31/2015	$19.54	(0.00)(c)	1.21	1.21
Class 2
Year Ended 12/31/2019	$25.71	0.06	8.24	8.30
Year Ended 12/31/2018	$26.04	0.03	(0.36)	(0.33)
Year Ended 12/31/2017	$19.91	0.04	6.09	6.13
Year Ended 12/31/2016	$20.44	(0.03)	(0.50)	(0.53)
Year Ended 12/31/2015	$19.31	(0.05)	1.18	1.13

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
260	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$34.85	32.61%	0.69%	0.69%	0.46%	72%	$2,014,780
Year Ended 12/31/2018	$26.28	(1.02%)	0.69%	0.69%	0.36%	95%	$1,569,200
Year Ended 12/31/2017	$26.55	31.11%	0.73%	0.73%	0.44%	145%	$1,593,067
Year Ended 12/31/2016	$20.25	(2.41%)	0.77%	0.77%	0.10%	91%	$972,895
Year Ended 12/31/2015	$20.75	6.19%	0.76%	0.76%	(0.01%)	64%	$1,453,564
Class 2
Year Ended 12/31/2019	$34.01	32.28%	0.94%	0.94%	0.21%	72%	$14,686
Year Ended 12/31/2018	$25.71	(1.27%)	0.94%	0.94%	0.12%	95%	$11,330
Year Ended 12/31/2017	$26.04	30.79%	0.98%	0.98%	0.17%	145%	$9,829
Year Ended 12/31/2016	$19.91	(2.59%)	1.02%	1.02%	(0.15%)	91%	$7,076
Year Ended 12/31/2015	$20.44	5.85%	1.01%	1.01%	(0.26%)	64%	$6,258
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	261

Financial Highlights
CTIVP® – MFS® Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$22.46	0.42	6.28	6.70
Year Ended 12/31/2018	$24.96	0.50	(3.00)	(2.50)
Year Ended 12/31/2017	$21.22	0.42	3.32	3.74
Year Ended 12/31/2016	$18.61	0.37	2.24	2.61
Year Ended 12/31/2015	$18.75	0.59(d)	(0.73)	(0.14)
Class 2
Year Ended 12/31/2019	$21.99	0.35	6.14	6.49
Year Ended 12/31/2018	$24.50	0.44	(2.95)	(2.51)
Year Ended 12/31/2017	$20.88	0.35	3.27	3.62
Year Ended 12/31/2016	$18.36	0.33	2.19	2.52
Year Ended 12/31/2015	$18.54	0.59(e)	(0.77)	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
262	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – MFS® Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$29.16	29.83%	0.70%(c)	0.70%(c)	1.62%	12%	$1,493,599
Year Ended 12/31/2018	$22.46	(10.02%)	0.69%(c)	0.69%(c)	2.00%	8%	$1,588,214
Year Ended 12/31/2017	$24.96	17.62%	0.71%	0.71%	1.84%	13%	$2,203,985
Year Ended 12/31/2016	$21.22	14.03%	0.74%	0.74%	1.89%	23%	$1,995,300
Year Ended 12/31/2015	$18.61	(0.75%)	0.73%	0.73%	3.14%	16%	$1,925,986
Class 2
Year Ended 12/31/2019	$28.48	29.51%	0.95%(c)	0.95%(c)	1.36%	12%	$63,976
Year Ended 12/31/2018	$21.99	(10.25%)	0.94%(c)	0.94%(c)	1.80%	8%	$45,033
Year Ended 12/31/2017	$24.50	17.34%	0.96%	0.96%	1.57%	13%	$49,410
Year Ended 12/31/2016	$20.88	13.73%	1.00%	1.00%	1.71%	23%	$33,917
Year Ended 12/31/2015	$18.36	(0.97%)	0.99%	0.99%	3.15%	16%	$19,747
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	263

Financial Highlights
CTIVP® – Morgan Stanley Advantage Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations
Class 1
Year Ended 12/31/2019	$27.97	(0.02)	7.62	7.60
Year Ended 12/31/2018	$27.18	0.02	0.77	0.79
Year Ended 12/31/2017	$20.50	(0.01)	6.69	6.68
Year Ended 12/31/2016	$19.85	0.08	0.57	0.65
Year Ended 12/31/2015	$18.60	0.71(c)	0.54	1.25
Class 2
Year Ended 12/31/2019	$27.37	(0.10)	7.45	7.35
Year Ended 12/31/2018	$26.67	(0.06)	0.76	0.70
Year Ended 12/31/2017	$20.17	(0.06)	6.56	6.50
Year Ended 12/31/2016	$19.57	0.03	0.57	0.60
Year Ended 12/31/2015	$18.39	0.59(d)	0.59	1.18

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.64 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.57 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
264	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – Morgan Stanley Advantage Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$35.57	27.17%	0.66%	0.66%	(0.05%)	80%	$2,345,237
Year Ended 12/31/2018	$27.97	2.91%	0.67%	0.67%	0.07%	71%	$1,893,796
Year Ended 12/31/2017	$27.18	32.58%	0.72%	0.72%	(0.03%)	68%	$1,804,566
Year Ended 12/31/2016	$20.50	3.27%	0.78%	0.78%	0.42%	130%	$1,063,778
Year Ended 12/31/2015	$19.85	6.72%	0.76%	0.76%	3.63%	27%	$1,209,405
Class 2
Year Ended 12/31/2019	$34.72	26.85%	0.91%	0.91%	(0.30%)	80%	$19,150
Year Ended 12/31/2018	$27.37	2.62%	0.92%	0.92%	(0.19%)	71%	$13,254
Year Ended 12/31/2017	$26.67	32.23%	0.97%	0.97%	(0.28%)	68%	$9,269
Year Ended 12/31/2016	$20.17	3.07%	1.03%	1.03%	0.16%	130%	$6,769
Year Ended 12/31/2015	$19.57	6.42%	1.01%	1.01%	3.08%	27%	$7,758
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	265

Financial Highlights
CTIVP® – T. Rowe Price Large Cap Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$20.69	0.52	4.98	5.50
Year Ended 12/31/2018	$22.81	0.44	(2.56)	(2.12)
Year Ended 12/31/2017	$19.62	0.37	2.82	3.19
Year Ended 12/31/2016	$17.16	0.41	2.05	2.46
Year Ended 12/31/2015	$18.69	0.42	(1.95)	(1.53)
Class 2
Year Ended 12/31/2019	$20.25	0.45	4.86	5.31
Year Ended 12/31/2018	$22.38	0.38	(2.51)	(2.13)
Year Ended 12/31/2017	$19.30	0.31	2.77	3.08
Year Ended 12/31/2016	$16.92	0.36	2.02	2.38
Year Ended 12/31/2015	$18.48	0.37	(1.93)	(1.56)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
266	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$26.19	26.58%	0.69%	0.69%	2.17%	28%	$1,987,789
Year Ended 12/31/2018	$20.69	(9.30%)	0.67%	0.67%	1.91%	20%	$1,939,941
Year Ended 12/31/2017	$22.81	16.26%	0.70%	0.70%	1.75%	32%	$2,481,560
Year Ended 12/31/2016	$19.62	14.34%	0.75%	0.75%	2.30%	108%	$2,168,289
Year Ended 12/31/2015	$17.16	(8.19%)	0.75%	0.75%	2.32%	59%	$1,894,441
Class 2
Year Ended 12/31/2019	$25.56	26.22%	0.94%	0.94%	1.94%	28%	$27,449
Year Ended 12/31/2018	$20.25	(9.52%)	0.92%	0.92%	1.70%	20%	$20,084
Year Ended 12/31/2017	$22.38	15.96%	0.94%	0.94%	1.52%	32%	$17,050
Year Ended 12/31/2016	$19.30	14.07%	1.00%	1.00%	2.05%	108%	$10,555
Year Ended 12/31/2015	$16.92	(8.44%)	1.00%	1.00%	2.06%	59%	$8,459
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	267

Financial Highlights
CTIVP® – TCW Core Plus Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$10.38	0.29	0.64	0.93	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.62	0.27	(0.27)	0.00	(0.22)	(0.02)	(0.24)
Year Ended 12/31/2017	$10.48	0.21	0.14	0.35	(0.17)	(0.04)	(0.21)
Year Ended 12/31/2016	$10.40	0.17	0.08	0.25	(0.13)	(0.04)	(0.17)
Year Ended 12/31/2015	$10.47	0.14	(0.12)	0.02	(0.09)	(0.00)(c)	(0.09)
Class 2
Year Ended 12/31/2019	$10.35	0.25	0.63	0.88	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.58	0.25	(0.26)	(0.01)	(0.20)	(0.02)	(0.22)
Year Ended 12/31/2017	$10.44	0.18	0.15	0.33	(0.15)	(0.04)	(0.19)
Year Ended 12/31/2016	$10.36	0.15	0.08	0.23	(0.11)	(0.04)	(0.15)
Year Ended 12/31/2015	$10.43	0.12	(0.13)	(0.01)	(0.06)	(0.00)(c)	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
268	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – TCW Core Plus Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$11.01	9.01%	0.49%	0.49%	2.65%	209%	$2,808,764
Year Ended 12/31/2018	$10.38	0.06%	0.49%	0.49%	2.61%	178%	$2,714,909
Year Ended 12/31/2017	$10.62	3.40%	0.52%	0.52%	1.97%	281%	$2,979,922
Year Ended 12/31/2016	$10.48	2.41%	0.56%	0.55%	1.61%	276%	$3,079,179
Year Ended 12/31/2015	$10.40	0.19%	0.58%	0.56%	1.35%	351%	$3,154,641
Class 2
Year Ended 12/31/2019	$10.96	8.58%	0.74%	0.74%	2.37%	209%	$12,125
Year Ended 12/31/2018	$10.35	(0.10%)	0.74%	0.74%	2.38%	178%	$7,961
Year Ended 12/31/2017	$10.58	3.15%	0.77%	0.77%	1.73%	281%	$7,071
Year Ended 12/31/2016	$10.44	2.17%	0.81%	0.80%	1.38%	276%	$6,052
Year Ended 12/31/2015	$10.36	(0.06%)	0.83%	0.81%	1.10%	351%	$4,137
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	269

Financial Highlights
CTIVP® – Wells Fargo Short Duration Government Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$10.03	0.24	0.12	0.36	(0.11)	—	(0.11)
Year Ended 12/31/2018	$10.06	0.20	(0.10)	0.10	(0.13)	—	(0.13)
Year Ended 12/31/2017	$10.08	0.12	(0.04)	0.08	(0.10)	(0.00)(c)	(0.10)
Year Ended 12/31/2016	$10.11	0.09	0.02	0.11	(0.10)	(0.04)	(0.14)
Year Ended 12/31/2015	$10.18	0.07	(0.04)	0.03	(0.10)	—	(0.10)
Class 2
Year Ended 12/31/2019	$9.99	0.21	0.12	0.33	(0.08)	—	(0.08)
Year Ended 12/31/2018	$10.01	0.17	(0.09)	0.08	(0.10)	—	(0.10)
Year Ended 12/31/2017	$10.04	0.09	(0.05)	0.04	(0.07)	(0.00)(c)	(0.07)
Year Ended 12/31/2016	$10.07	0.06	0.02	0.08	(0.07)	(0.04)	(0.11)
Year Ended 12/31/2015	$10.14	0.04	(0.03)	0.01	(0.08)	—	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
270	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$10.28	3.57%	0.43%	0.43%	2.31%	632%	$1,504,778
Year Ended 12/31/2018	$10.03	0.96%	0.44%	0.44%	1.97%	414%	$1,944,337
Year Ended 12/31/2017	$10.06	0.80%	0.47%	0.47%	1.15%	290%	$956,370
Year Ended 12/31/2016	$10.08	1.03%	0.56%	0.55%	0.86%	343%	$1,056,643
Year Ended 12/31/2015	$10.11	0.32%	0.60%	0.60%	0.64%	375%	$1,197,705
Class 2
Year Ended 12/31/2019	$10.24	3.33%	0.68%	0.68%	2.04%	632%	$29,635
Year Ended 12/31/2018	$9.99	0.81%	0.69%	0.69%	1.68%	414%	$25,361
Year Ended 12/31/2017	$10.01	0.45%	0.72%	0.72%	0.91%	290%	$22,203
Year Ended 12/31/2016	$10.04	0.78%	0.80%	0.80%	0.63%	343%	$22,083
Year Ended 12/31/2015	$10.07	0.07%	0.86%	0.85%	0.40%	375%	$13,574
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	271

Financial Highlights
CTIVP® – Westfield Mid Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$22.64	0.07	9.47	9.54
Year Ended 12/31/2018	$23.43	0.01	(0.80)	(0.79)
Year Ended 12/31/2017	$19.06	0.01	4.36	4.37
Year Ended 12/31/2016	$18.38	(0.02)	0.70	0.68
Year Ended 12/31/2015	$18.90	(0.04)	(0.48)(c)	(0.52)
Class 2
Year Ended 12/31/2019	$22.13	0.01	9.24	9.25
Year Ended 12/31/2018	$22.96	(0.05)	(0.78)	(0.83)
Year Ended 12/31/2017	$18.72	(0.04)	4.28	4.24
Year Ended 12/31/2016	$18.10	(0.07)	0.69	0.62
Year Ended 12/31/2015	$18.66	(0.08)	(0.48)(c)	(0.56)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
272	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – Westfield Mid Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$32.18	42.14%	0.83%	0.83%	0.25%	70%	$555,819
Year Ended 12/31/2018	$22.64	(3.37%)	0.84%	0.84%	0.05%	72%	$491,881
Year Ended 12/31/2017	$23.43	22.93%	0.87%	0.87%	0.04%	121%	$515,408
Year Ended 12/31/2016	$19.06	3.70%	0.90%	0.88%	(0.11%)	36%	$411,066
Year Ended 12/31/2015	$18.38	(2.75%)	0.89%	0.88%	(0.20%)	34%	$217,012
Class 2
Year Ended 12/31/2019	$31.38	41.80%	1.08%	1.08%	0.02%	70%	$26,048
Year Ended 12/31/2018	$22.13	(3.61%)	1.09%	1.09%	(0.20%)	72%	$18,181
Year Ended 12/31/2017	$22.96	22.65%	1.12%	1.12%	(0.21%)	121%	$19,303
Year Ended 12/31/2016	$18.72	3.43%	1.15%	1.13%	(0.38%)	36%	$13,635
Year Ended 12/31/2015	$18.10	(3.00%)	1.15%	1.13%	(0.42%)	34%	$12,750
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	273

Financial Highlights
CTIVP® – William Blair International Leaders Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$9.46	0.10	2.38	2.48	(0.12)	(0.36)	(0.48)
Year Ended 12/31/2018	$12.29	0.11	(2.35)	(2.24)	(0.12)	(0.47)	(0.59)
Year Ended 12/31/2017	$10.70	0.11	2.65	2.76	(0.09)	(1.08)	(1.17)
Year Ended 12/31/2016	$11.36	0.15	(0.54)	(0.39)	(0.15)	(0.12)	(0.27)
Year Ended 12/31/2015	$12.46	0.17	(0.41)	(0.24)	(0.17)	(0.69)	(0.86)
Class 2
Year Ended 12/31/2019	$9.42	0.07	2.37	2.44	(0.10)	(0.36)	(0.46)
Year Ended 12/31/2018	$12.24	0.07	(2.32)	(2.25)	(0.10)	(0.47)	(0.57)
Year Ended 12/31/2017	$10.66	0.08	2.64	2.72	(0.06)	(1.08)	(1.14)
Year Ended 12/31/2016	$11.32	0.12	(0.53)	(0.41)	(0.13)	(0.12)	(0.25)
Year Ended 12/31/2015	$12.42	0.13	(0.40)	(0.27)	(0.14)	(0.69)	(0.83)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
274	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
CTIVP® – William Blair International Leaders Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$11.46	26.70%	0.93%	0.92%	0.92%	113%	$1,057,916
Year Ended 12/31/2018	$9.46	(18.95%)	0.91%	0.91%	0.92%	19%	$793,614
Year Ended 12/31/2017	$12.29	26.87%	0.95%	0.95%	0.93%	22%	$1,682,196
Year Ended 12/31/2016	$10.70	(3.47%)	0.96%	0.96%	1.37%	94%	$2,270,612
Year Ended 12/31/2015	$11.36	(2.27%)	0.97%	0.97%	1.38%	19%	$2,299,811
Class 2
Year Ended 12/31/2019	$11.40	26.36%	1.18%	1.17%	0.67%	113%	$35,306
Year Ended 12/31/2018	$9.42	(19.10%)	1.17%	1.17%	0.64%	19%	$29,694
Year Ended 12/31/2017	$12.24	26.56%	1.20%	1.20%	0.67%	22%	$33,356
Year Ended 12/31/2016	$10.66	(3.66%)	1.21%	1.21%	1.11%	94%	$21,570
Year Ended 12/31/2015	$11.32	(2.54%)	1.22%	1.22%	1.09%	19%	$20,973
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	275

Financial Highlights
Variable Portfolio – Columbia Wanger International Equities Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$4.45	0.06	1.23	1.29	(0.03)	(0.35)	(0.38)
Year Ended 12/31/2018	$5.86	0.05	(1.00)	(0.95)	(0.13)	(0.33)	(0.46)
Year Ended 12/31/2017	$4.91	0.05	1.47	1.52	(0.05)	(0.52)	(0.57)
Year Ended 12/31/2016	$11.06	0.07	0.15	0.22	(0.15)	(6.22)	(6.37)
Year Ended 12/31/2015	$12.41	0.14	(0.25)(c)	(0.11)	(0.20)	(1.04)	(1.24)
Class 2
Year Ended 12/31/2019	$4.44	0.05	1.21	1.26	(0.02)	(0.35)	(0.37)
Year Ended 12/31/2018	$5.83	0.04	(0.99)	(0.95)	(0.11)	(0.33)	(0.44)
Year Ended 12/31/2017	$4.90	0.03	1.47	1.50	(0.05)	(0.52)	(0.57)
Year Ended 12/31/2016	$11.05	0.05	0.15	0.20	(0.13)	(6.22)	(6.35)
Year Ended 12/31/2015	$12.40	0.09	(0.23)(c)	(0.14)	(0.17)	(1.04)	(1.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
276	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$5.36	30.11%	1.16%	1.08%	1.21%	47%	$88,670
Year Ended 12/31/2018	$4.45	(17.42%)	1.22%	1.11%	1.00%	56%	$68,137
Year Ended 12/31/2017	$5.86	32.36%	1.29%	1.15%	0.84%	65%	$82,442
Year Ended 12/31/2016	$4.91	(0.57%)	1.24%	1.11%	0.81%	92%	$62,245
Year Ended 12/31/2015	$11.06	(1.39%)	1.14%	1.11%	1.15%	59%	$259,889
Class 2
Year Ended 12/31/2019	$5.33	29.50%	1.40%	1.33%	0.96%	47%	$46,061
Year Ended 12/31/2018	$4.44	(17.46%)	1.47%	1.36%	0.75%	56%	$37,280
Year Ended 12/31/2017	$5.83	31.93%	1.54%	1.40%	0.59%	65%	$39,010
Year Ended 12/31/2016	$4.90	(0.78%)	1.54%	1.36%	0.72%	92%	$24,465
Year Ended 12/31/2015	$11.05	(1.64%)	1.42%	1.36%	0.76%	59%	$22,960
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	277

Financial Highlights
Variable Portfolio – Partners Core Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$10.52	0.29	0.61	0.90	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.94	0.29	(0.31)	(0.02)	(0.27)	(0.13)	(0.40)
Year Ended 12/31/2017	$10.82	0.26	0.12	0.38	(0.25)	(0.01)	(0.26)
Year Ended 12/31/2016	$10.80	0.25	0.02	0.27	(0.23)	(0.02)	(0.25)
Year Ended 12/31/2015	$10.94	0.24	(0.14)	0.10	(0.21)	(0.03)	(0.24)
Class 2
Year Ended 12/31/2019	$10.47	0.26	0.61	0.87	(0.24)	—	(0.24)
Year Ended 12/31/2018	$10.89	0.26	(0.30)	(0.04)	(0.25)	(0.13)	(0.38)
Year Ended 12/31/2017	$10.77	0.23	0.13	0.36	(0.23)	(0.01)	(0.24)
Year Ended 12/31/2016	$10.75	0.22	0.03	0.25	(0.21)	(0.02)	(0.23)
Year Ended 12/31/2015	$10.90	0.21	(0.15)	0.06	(0.18)	(0.03)	(0.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
278	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Partners Core Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$11.15	8.61%	0.48%	0.48%	2.69%	321%	$3,759,623
Year Ended 12/31/2018	$10.52	(0.09%)	0.49%	0.49%	2.75%	309%	$3,535,290
Year Ended 12/31/2017	$10.94	3.58%	0.52%	0.52%	2.39%	240%	$3,284,310
Year Ended 12/31/2016	$10.82	2.48%	0.56%	0.56%	2.27%	17%	$3,343,966
Year Ended 12/31/2015	$10.80	0.88%	0.57%	0.56%	2.18%	20%	$3,363,421
Class 2
Year Ended 12/31/2019	$11.10	8.39%	0.73%	0.73%	2.43%	321%	$11,721
Year Ended 12/31/2018	$10.47	(0.35%)	0.74%	0.74%	2.50%	309%	$9,303
Year Ended 12/31/2017	$10.89	3.34%	0.77%	0.77%	2.15%	240%	$10,669
Year Ended 12/31/2016	$10.77	2.23%	0.82%	0.81%	2.03%	17%	$10,146
Year Ended 12/31/2015	$10.75	0.54%	0.82%	0.81%	1.94%	20%	$6,999
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	279

Financial Highlights
Variable Portfolio – Partners Small Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$20.93	(0.09)	4.54	4.45
Year Ended 12/31/2018	$21.95	(0.11)	(0.91)	(1.02)
Year Ended 12/31/2017	$18.48	(0.08)	3.55	3.47
Year Ended 12/31/2016	$17.33	(0.04)	1.19	1.15
Year Ended 12/31/2015	$18.25	(0.04)	(0.88)	(0.92)
Class 2
Year Ended 12/31/2019	$20.48	(0.14)	4.43	4.29
Year Ended 12/31/2018	$21.53	(0.17)	(0.88)	(1.05)
Year Ended 12/31/2017	$18.17	(0.13)	3.49	3.36
Year Ended 12/31/2016	$17.08	(0.08)	1.17	1.09
Year Ended 12/31/2015	$18.04	(0.08)	(0.88)	(0.96)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
280	Variable Portfolio Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$25.38	21.26%	0.88%	0.87%	(0.38%)	90%	$574,507
Year Ended 12/31/2018	$20.93	(4.65%)	0.87%	0.86%	(0.46%)	113%	$579,389
Year Ended 12/31/2017	$21.95	18.78%	0.91%	0.91%	(0.42%)	114%	$644,746
Year Ended 12/31/2016	$18.48	6.64%	0.98%	0.94%	(0.25%)	90%	$611,339
Year Ended 12/31/2015	$17.33	(5.04%)	1.02%	0.96%	(0.20%)	63%	$609,772
Class 2
Year Ended 12/31/2019	$24.77	20.95%	1.13%	1.12%	(0.62%)	90%	$11,277
Year Ended 12/31/2018	$20.48	(4.88%)	1.12%	1.11%	(0.70%)	113%	$8,375
Year Ended 12/31/2017	$21.53	18.49%	1.16%	1.16%	(0.67%)	114%	$7,101
Year Ended 12/31/2016	$18.17	6.38%	1.23%	1.19%	(0.50%)	90%	$5,031
Year Ended 12/31/2015	$17.08	(5.32%)	1.27%	1.21%	(0.46%)	63%	$4,734
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2019	281

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio – U.S. Equities Fund; CTIVP® – American Century Diversified Bond Fund; CTIVP® – AQR International Core Equity Fund; CTIVP® – CenterSquare Real Estate Fund; CTIVP® – DFA International Value Fund; CTIVP® – Los Angeles Capital Large Cap Growth Fund; CTIVP® – MFS® Value Fund; CTIVP® – Morgan Stanley Advantage Fund; CTIVP® – T. Rowe Price Large Cap Value Fund; CTIVP® – TCW Core Plus Bond Fund; CTIVP® – Wells Fargo Short Duration Government Fund; CTIVP® – Westfield Mid Cap Growth Fund; CTIVP® – William Blair International Leaders Fund (formerly CTIVP® – Oppenheimer International Growth Fund); Variable Portfolio – Columbia Wanger International Equities Fund; Variable Portfolio – Partners Core Bond Fund; and Variable Portfolio – Partners Small Cap Growth Fund. Effective May 20, 2019, CTIVP® – Oppenheimer International Growth Fund was renamed CTIVP® – William Blair International Leaders Fund.
Each Fund currently operates as a diversified fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
282	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Variable Portfolio Funds | Annual Report 2019	283

Notes to Financial Statements  (continued)
December 31, 2019
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
284	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:
Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	CTIVP® — American Century Diversified Bond Fund and CTIVP® — TCW Core Plus Bond Fund
To shift foreign currency exposure back to U.S. dollars	CTIVP® — American Century Diversified Bond Fund and CTIVP® — TCW Core Plus Bond Fund
To shift investment exposure from one currency to another	CTIVP® — American Century Diversified Bond Fund
To generate total return through long and short currency positions versus the U.S. dollar	CTIVP® — American Century Diversified Bond Fund
To generate interest rate differential yield	CTIVP® — American Century Diversified Bond Fund
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2019	285

Notes to Financial Statements  (continued)
December 31, 2019
Futures contracts
Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:
Futures contracts	Funds
To produce incremental earnings	CTIVP® — TCW Core Plus Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	CTIVP® — American Century Diversified Bond Fund, CTIVP® — TCW Core Plus Bond Fund and CTIVP® — Wells Fargo Short Duration Government Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Columbia Variable Portfolio — U.S. Equities Fund, CTIVP® — AQR International Core Equity Fund and Variable Portfolio - Columbia Wanger International Equities Fund
To manage exposure to movements in interest rates	CTIVP® — American Century Diversified Bond Fund, CTIVP® — TCW Core Plus Bond Fund and CTIVP® — Wells Fargo Short Duration Government Fund
Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
286	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To manage credit risk exposure	CTIVP® — American Century Diversified Bond Fund
To increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer or seller to reduce or increase overall credit exposure	CTIVP® — American Century Diversified Bond Fund
To increase or decrease its credit exposure to a credit sector	CTIVP® — American Century Diversified Bond Fund
These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Variable Portfolio Funds | Annual Report 2019	287

Notes to Financial Statements  (continued)
December 31, 2019
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – U.S. Equities Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	935*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,176,731

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	44,733
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	4,583,870

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
CTIVP® – American Century Diversified Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,553,629

288	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,351,714
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	751,753*
Total		2,103,467

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	475,341	475,341
Foreign exchange risk	(4,127,740)	—	—	(4,127,740)
Interest rate risk	—	14,443,964	—	14,443,964
Total	(4,127,740)	14,443,964	475,341	10,791,565

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	160,530	160,530
Foreign exchange risk	1,457,741	—	—	1,457,741
Interest rate risk	—	(4,024,404)	—	(4,024,404)
Total	1,457,741	(4,024,404)	160,530	(2,406,133)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	310,557,012*
Futures contracts — short	12,760,852**
Credit default swap contracts — buy protection	8,903,562**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,608,357	(2,152,125)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
Variable Portfolio Funds | Annual Report 2019	289

Notes to Financial Statements  (continued)
December 31, 2019
CTIVP® – AQR International Core Equity Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	136,875*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	12,555,305

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	641,668
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	59,024,171

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
CTIVP® – TCW Core Plus Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	453,691

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,681,498*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
290	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(1,175,814)	—	(1,175,814)
Interest rate risk	—	17,265,724	17,265,724
Total	(1,175,814)	17,265,724	16,089,910

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	1,221,393	—	1,221,393
Interest rate risk	—	(9,458,881)	(9,458,881)
Total	1,221,393	(9,458,881)	(8,237,488)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	516,104,709

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	96,819	(20,154)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
CTIVP® – Wells Fargo Short Duration Government Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	552,235*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	413,100*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2019	291

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,683,947)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	935,660
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	517,862,565
Futures contracts — short	134,654,979

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Variable Portfolio – Columbia Wanger International Equities Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	18,580*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	29,754

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	18,580
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,618,173

292	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Investments in senior loans
Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar
Variable Portfolio Funds | Annual Report 2019	293

Notes to Financial Statements  (continued)
December 31, 2019
roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
CTIVP® – American Century Diversified Bond Fund
	Goldman Sachs ($)	JPMorgan ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	1,191,740	9,756	352,133	1,553,629
Liabilities
Forward foreign currency exchange contracts	1,045,231	-	306,483	1,351,714
Total financial and derivative net assets	146,509	9,756	45,650	201,915
Total collateral received (pledged) (a)	-	-	-	-
Net amount (b)	146,509	9,756	45,650	201,915

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
294	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
CTIVP® – TCW Core Plus Bond Fund
Goldman Sachs ($)
Assets
Forward foreign currency exchange contracts	453,691
Total financial and derivative net assets	453,691
Total collateral received (pledged) (a)	-
Net amount (b)	453,691

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. Certain Funds classify gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Variable Portfolio Funds | Annual Report 2019	295

Notes to Financial Statements  (continued)
December 31, 2019
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity.
Columbia Variable Portfolio – U.S. Equities Fund, CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – Westfield Mid Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – American Century Diversified Bond Fund, CTIVP® – AQR International Core Equity Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – DFA International Value Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund, CTIVP® – William Blair International Leaders Fund, Variable Portfolio – Columbia Wanger International Equities Fund and Variable Portfolio – Partners Core Bond Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, for their tax year, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for CTIVP® – AQR International Core Equity Fund, CTIVP® – DFA International Value Fund, CTIVP® – William Blair International Leaders Fund and Variable Portfolio – Columbia Wanger International Equities Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for CTIVP® – American Century Diversified Bond Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.
296	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. Each Fund, as described below, has entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers (see Subadvisory agreements note below). The management services fee is an annual fee that is equal to a percentage of each Fund’s daily net assets that declines as each Fund’s net assets increase.
Variable Portfolio Funds | Annual Report 2019	297

Notes to Financial Statements  (continued)
December 31, 2019
The fee rate range and effective management services fee rate for each Fund, as a percentage of each Fund’s average daily net assets for the year ended December 31, 2019, were as follows:
	High (%)	Low (%)	Effective management services fee rate (%)
Columbia Variable Portfolio – U.S. Equities Fund	0.87	0.75	0.85
CTIVP® – American Century Diversified Bond Fund	0.50	0.34	0.49
CTIVP® – AQR International Core Equity Fund	0.87	0.67	0.77
CTIVP® – CenterSquare Real Estate Fund	0.75	0.66	0.75
CTIVP® – DFA International Value Fund	0.87	0.67	0.85
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.71	0.53	0.68
CTIVP® – MFS® Value Fund	0.71	0.53	0.69
CTIVP® – Morgan Stanley Advantage Fund	0.71	0.53	0.65
CTIVP® – T. Rowe Price Large Cap Value Fund	0.71	0.53	0.68
CTIVP® – TCW Core Plus Bond Fund	0.50	0.34	0.48
CTIVP® – Wells Fargo Short Duration Government Fund	0.43	0.28	0.42
CTIVP® – Westfield Mid Cap Growth Fund	0.81	0.68	0.81
CTIVP® – William Blair International Leaders Fund	0.92	0.75	0.90
Variable Portfolio – Columbia Wanger International Equities Fund	0.97	0.77	0.97
Variable Portfolio – Partners Core Bond Fund	0.50	0.34	0.47
Variable Portfolio – Partners Small Cap Growth Fund	0.87	0.75	0.86
Subadvisory agreements
The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:
Fund	Subadviser(s)
Columbia Variable Portfolio — U.S. Equities Fund	Columbia Wanger Asset Management, LLC(a)
CTIVP® — American Century Diversified Bond Fund	American Century Investment Management, Inc.
CTIVP® — AQR International Core Equity Fund	AQR Capital Management, LLC
CTIVP® — CenterSquare Real Estate Fund	CenterSquare Investment Management LLC
CTIVP® — DFA International Value Fund	Dimensional Fund Advisors LP
CTIVP® — Los Angeles Capital Large Cap Growth Fund	Los Angeles Capital Management and Equity Research, Inc.
CTIVP® — MFS® Value Fund	Massachusetts Financial Services Company
CTIVP® — Morgan Stanley Advantage Fund	Morgan Stanley Investment Management Inc.
CTIVP® — T. Rowe Price Large Cap Value Fund	T. Rowe Price Associates, Inc.
CTIVP® — TCW Core Plus Bond Fund	TCW Investment Management Company LLC
CTIVP® — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated
CTIVP® — Westfield Mid Cap Growth Fund	Westfield Capital Management Company, L.P.
CTIVP® — William Blair International Leaders Fund	William Blair Investment Management, LLC(b)
Variable Portfolio — Columbia Wanger International Equities Fund	Columbia Wanger Asset Management, LLC(a)
Variable Portfolio — Partners Core Bond Fund	J.P. Morgan Investment Management Inc. Wells Capital Management Incorporated
Variable Portfolio — Partners Small Cap Growth Fund	BMO Asset Management Corp. Scout Investments, Inc. (c) Wells Capital Management Incorporated
(a)	A wholly-owned subsidiary of the Investment Manager.
(b)	Effective May 20, 2019, the Investment Manager entered into a Subadvisory Agreement with William Blair Investment Management, LLC to serve as the subadviser to the Fund. Prior to May 20, 2019, OppenheimerFunds, Inc. served as the subadviser to the Fund.
298	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
(c)	Effective May 20, 2019, the Investment Manager entered into a Subadvisory Agreement with Scout Investments, Inc. to serve as a subadviser to the Fund.
For Columbia Variable Portfolio — U.S. Equities Fund, the Investment Manager manages a portion of the Fund’s assets. For Variable Portfolio — Partners Core Bond Fund and Variable Portfolio — Partners Small Cap Growth Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, certain Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for the following Funds aggregated to:
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Variable Portfolio – U.S. Equities Fund	—	115,130,741	5,208,707
CTIVP® – William Blair International Leaders Fund	—	2,289,735	(366,925)
Variable Portfolio – Columbia Wanger International Equities Fund	126,617	230,549	57,471
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
Variable Portfolio Funds | Annual Report 2019	299

Notes to Financial Statements  (continued)
December 31, 2019
For the year ended December 31, 2019, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
Columbia Variable Portfolio – U.S. Equities Fund	0.00
CTIVP® – American Century Diversified Bond Fund	0.00
CTIVP® – AQR International Core Equity Fund	0.00
CTIVP® – CenterSquare Real Estate Fund	0.00
CTIVP® – DFA International Value Fund	0.00
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.00
CTIVP® – MFS® Value Fund	0.00
CTIVP® – Morgan Stanley Advantage Fund	0.00
CTIVP® – T. Rowe Price Large Cap Value Fund	0.00
CTIVP® – TCW Core Plus Bond Fund	0.00
CTIVP® – Wells Fargo Short Duration Government Fund	0.00
CTIVP® – Westfield Mid Cap Growth Fund	0.00
CTIVP® – William Blair International Leaders Fund	0.00
Variable Portfolio – Columbia Wanger International Equities Fund	0.02
Variable Portfolio – Partners Core Bond Fund	0.00
Variable Portfolio – Partners Small Cap Growth Fund	0.00
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Contractual expense cap May 1, 2019 through April 30, 2020		Contractual expense cap prior to May 1, 2019
	Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)
CTIVP® – American Century Diversified Bond Fund	0.56	0.81	0.56	0.81
CTIVP® – AQR International Core Equity Fund	0.88	1.13	0.88	1.13
CTIVP® – DFA International Value Fund	0.88	1.13	0.92	1.17
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.73	0.98	0.75	1.00
CTIVP® – T. Rowe Price Large Cap Value Fund	0.71	0.96	0.71	0.96
CTIVP® – Wells Fargo Short Duration Government Fund	0.46	0.71	0.48	0.73
CTIVP® – Westfield Mid Cap Growth Fund	0.84	1.09	0.84	1.09
Variable Portfolio – Columbia Wanger International Equities Fund	1.08	1.33	1.08	1.33

300	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
	Contractual expense cap July 1, 2019 through April 30, 2020		Voluntary expense cap May 1, 2019 through June 30, 2019		Contractual expense cap prior to May 1, 2019
	Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)
Columbia Variable Portfolio – U.S. Equities Fund	0.88	1.13	0.88	1.13	0.88	1.13
CTIVP® – CenterSquare Real Estate Fund	0.91	1.16	0.91	1.16	0.91	1.16
CTIVP® – MFS® Value Fund	0.73	0.98	0.72	0.97	0.72	0.97
CTIVP® – Morgan Stanley Advantage Fund	0.78	1.03	0.75	1.00	0.75	1.00
CTIVP® – TCW Core Plus Bond Fund	0.56	0.81	0.56	0.81	0.56	0.81
CTIVP® – William Blair International Leaders Fund	0.92	1.17	0.92	1.17	0.92	1.17
Variable Portfolio – Partners Core Bond Fund	0.56	0.81	0.52	0.77	0.52	0.77
Variable Portfolio – Partners Small Cap Growth Fund	0.88	1.13	0.86	1.11	0.86	1.11
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, derivative investments, distribution reclassifications, foreign capital gains tax, foreign currency transactions, foreign tax reclaims refunded, former PFIC holdings, investments in partnerships, passive foreign investment company (PFIC) holdings, principal and/or interest of fixed income securities, tax straddles and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase ($)
CTIVP® – American Century Diversified Bond Fund	(2,854,176)	2,854,176	—
CTIVP® – AQR International Core Equity Fund	1,579,487	(1,797,088)	217,601
CTIVP® – CenterSquare Real Estate Fund	(117)	117	—
CTIVP® – DFA International Value Fund	802,157	(1,048,355)	246,198
CTIVP® – TCW Core Plus Bond Fund	516,246	(516,246)	—
CTIVP® – Wells Fargo Short Duration Government Fund	—	—	—
CTIVP® – William Blair International Leaders Fund	(973,143)	973,143	—
Variable Portfolio – Columbia Wanger International Equities Fund	(171,326)	28,660	142,666
Variable Portfolio – Partners Core Bond Fund	134,470	(134,472)	2
Variable Portfolio Funds | Annual Report 2019	301

Notes to Financial Statements  (continued)
December 31, 2019
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2019			Year Ended December 31, 2018
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
CTIVP® – American Century Diversified Bond Fund	116,287,113	—	116,287,113	123,121,198	6,344,842	129,466,040
CTIVP® – AQR International Core Equity Fund	85,710,009	45,831,024	131,541,033	56,806,807	6,405,034	63,211,841
CTIVP® – CenterSquare Real Estate Fund	9,248,083	—	9,248,083	8,555,075	3,542,246	12,097,321
CTIVP® – DFA International Value Fund	33,766,689	24,705,800	58,472,489	48,509,895	5,906,574	54,416,469
CTIVP® – TCW Core Plus Bond Fund	74,869,539	—	74,869,539	64,479,058	1,190,228	65,669,286
CTIVP® – Wells Fargo Short Duration Government Fund	20,721,813	—	20,721,813	11,639,920	—	11,639,920
CTIVP® – William Blair International Leaders Fund	9,505,949	28,475,987	37,981,936	16,410,432	62,583,816	78,994,248
Variable Portfolio – Columbia Wanger International Equities Fund	937,156	8,010,165	8,947,321	3,471,871	6,474,707	9,946,578
Variable Portfolio – Partners Core Bond Fund	87,635,970	—	87,635,970	83,441,510	34,544,379	117,985,889
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
CTIVP® – American Century Diversified Bond Fund	58,881,029	—	(38,307,572)	58,823,350
CTIVP® – AQR International Core Equity Fund	4,965,108	8,181,273	—	170,096,383
CTIVP® – CenterSquare Real Estate Fund	16,381,949	18,732,545	—	47,283,165
CTIVP® – DFA International Value Fund	5,793,893	—	(2,016,658)	(16,018,539)
CTIVP® – TCW Core Plus Bond Fund	111,310,443	12,956,249	—	48,781,314
CTIVP® – Wells Fargo Short Duration Government Fund	49,569,980	—	—	5,105,594
CTIVP® – William Blair International Leaders Fund	1,950,491	11,202,802	—	163,601,211
Variable Portfolio – Columbia Wanger International Equities Fund	1,892,084	—	(528,091)	16,188,337
Variable Portfolio – Partners Core Bond Fund	138,708,873	—	—	95,442,775
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation (depreciation) ($)
CTIVP® – American Century Diversified Bond Fund	3,098,219,645	65,558,770	(6,735,420)	58,823,350
CTIVP® – AQR International Core Equity Fund	2,713,575,312	260,032,625	(89,936,242)	170,096,383
CTIVP® – CenterSquare Real Estate Fund	489,640,166	59,483,597	(12,200,432)	47,283,165
CTIVP® – DFA International Value Fund	1,063,305,625	92,336,648	(108,355,187)	(16,018,539)
CTIVP® – TCW Core Plus Bond Fund	2,826,656,293	63,910,687	(15,129,373)	48,781,314
CTIVP® – Wells Fargo Short Duration Government Fund	1,530,541,766	8,196,202	(3,090,608)	5,105,594
CTIVP® – William Blair International Leaders Fund	926,931,638	168,492,691	(4,891,480)	163,601,211
Variable Portfolio – Columbia Wanger International Equities Fund	118,027,896	21,213,842	(5,025,505)	16,188,337
Variable Portfolio – Partners Core Bond Fund	3,747,271,225	104,695,345	(9,252,570)	95,442,775
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
302	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
Fund	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
CTIVP® – American Century Diversified Bond Fund	—	(38,307,572)	(38,307,572)	24,133,359	—
CTIVP® – CenterSquare Real Estate Fund	—	—	—	7,540,138	—
CTIVP® – DFA International Value Fund	—	(2,016,658)	(2,016,658)	—	—
CTIVP® – TCW Core Plus Bond Fund	—	—	—	36,902,236	—
CTIVP® – Wells Fargo Short Duration Government Fund	—	—	—	12,604,425	—
Variable Portfolio – Columbia Wanger International Equities Fund	(462,453)	(65,638)	(528,091)	—	—
Variable Portfolio – Partners Core Bond Fund	—	—	—	44,172,243	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
Columbia Variable Portfolio – U.S. Equities Fund	570,515,991	1,412,774,374	—	—
CTIVP® – American Century Diversified Bond Fund	2,949,908,855	2,040,052,233	2,095,704,792	1,285,494,240
CTIVP® – AQR International Core Equity Fund	2,729,677,698	3,017,833,168	—	—
CTIVP® – CenterSquare Real Estate Fund	370,321,080	354,877,914	—	—
CTIVP® – DFA International Value Fund	309,798,086	181,777,287	—	—
CTIVP® – Los Angeles Capital Large Cap Growth Fund	1,311,060,119	1,362,466,332	—	—
CTIVP® – MFS® Value Fund	190,140,009	663,110,295	—	—
CTIVP® – Morgan Stanley Advantage Fund	1,774,122,098	1,840,576,232	—	—
CTIVP® – T. Rowe Price Large Cap Value Fund	551,088,763	923,016,303	—	—
CTIVP® – TCW Core Plus Bond Fund	5,642,410,880	5,707,601,637	5,185,318,881	4,901,147,733
CTIVP® – Wells Fargo Short Duration Government Fund	12,453,224,429	12,991,162,905	12,117,441,953	12,678,569,846
CTIVP® – Westfield Mid Cap Growth Fund	403,149,432	532,838,350	—	—
CTIVP® – William Blair International Leaders Fund	1,012,507,692	943,403,419	—	—
Variable Portfolio – Columbia Wanger International Equities Fund	53,798,094	57,057,150	—	—
Variable Portfolio – Partners Core Bond Fund	11,690,657,420	11,720,214,376	10,119,240,018	10,265,763,152
Variable Portfolio – Partners Small Cap Growth Fund	553,494,715	671,375,328	—	—
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Variable Portfolio Funds | Annual Report 2019	303

Notes to Financial Statements  (continued)
December 31, 2019
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds’ activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Fund	Borrower or Lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
CTIVP® – AQR International Core Equity Fund	Lender	6,266,667	2.56	3
CTIVP® – DFA International Value Fund	Borrower	350,000	2.57	6
CTIVP® – DFA International Value Fund	Lender	14,900,000	2.12	3
CTIVP® – MFS® Value Fund	Borrower	(1,844,444)	2.66	9
CTIVP® – Morgan Stanley Advantage Fund	Lender	450,000	2.38	2
CTIVP® – Westfield Mid Cap Growth Fund	Lender	1,533,333	3.24	3
CTIVP® – William Blair International Leaders Fund	Lender	8,400,000	2.63	1
Variable Portfolio – Partners Core Bond Fund	Lender	16,550,000	3.26	2
Interest income earned and interest expense incurred, if any, are recorded as interfund lending on the Statement of Operations. The Funds had no outstanding interfund loans at December 31, 2019.
Note 8. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
No Fund had borrowings during the year ended December 31, 2019.
304	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund may present increased credit risk as compared to higher-rated debt instruments.
Financial sector risk
CTIVP® – DFA International Value Fund, CTIVP® – MFS®Value Fund and CTIVP® – T. Rowe Price Large Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Funds to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that CTIVP® – AQR International Core Equity Fund, CTIVP® – DFA International Value Fund, CTIVP® – William Blair International Leaders Fund and Variable Portfolio – Columbia Wanger International Equities Fund concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Health care sector risk
Variable Portfolio – Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrial sector risk
CTIVP® – William Blair International Leaders Fund and Variable Portfolio – Columbia Wanger International Equities Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Variable Portfolio Funds | Annual Report 2019	305

Notes to Financial Statements  (continued)
December 31, 2019
Information technology sector risk
CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Westfield Mid Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of each Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact each Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
CTIVP® – Wells Fargo Short Duration Government Fund may be more susceptible to London Inter-Bank Offered Rate (LIBOR) replacement risk. The elimination of LIBOR, among other "IBOR" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of CTIVP® – American Century Diversified Bond Fund,
306	Variable Portfolio Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell investments in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Real estate sector risk
CTIVP® – CenterSquare Real Estate Fund may be more susceptible to the particular risks of real estate related investments including risks of investing in REITs.
The risks associated with investments in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry subject the Fund to risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of such investments may be affected by, among other factors, changes in the value of the underlying properties owned by the issuer, changes in the prospect for earnings and/or cash flow growth of the investment, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2019, the affiliated shareholder accounts, including affiliated fund-of-funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio Funds | Annual Report 2019	307

Notes to Financial Statements  (continued)
December 31, 2019
Small- and mid-cap company risk
Columbia Variable Portfolio – U.S. Equities Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund and Variable Portfolio – Partners Small Cap Growth Fund investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved the liquidation and termination of Columbia Variable Portfolio - U.S. Equities Fund and Variable Portfolio - Columbia Wanger International Equities Fund. Completion of a transaction (the Transaction) involving the liquidation of the Funds and the substitution of shares of another fund for shares of the Fund held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Life Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Funds will be liquidated on or about April 24, 2020 (the Liquidation Date) at which time the Funds’ shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Funds shares. As of the close of business on the business day preceding the Liquidation Date, the Funds will not accept any orders for the purchase of shares of the Fund.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
308	Variable Portfolio Funds | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Equities Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – AQR International Core Equity Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – DFA International Value Fund, CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund, CTIVP® – Westfield Mid Cap Growth Fund, CTIVP® – William Blair International Leaders Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Partners Core Bond Fund, and Variable Portfolio – Partners Small Cap Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Variable Portfolio - U.S. Equities Fund, CTIVP® - American Century Diversified Bond Fund, CTIVP® - AQR International Core Equity Fund, CTIVP® - CenterSquare Real Estate Fund, CTIVP® - DFA International Value Fund, CTIVP® - Los Angeles Capital Large Cap Growth Fund, CTIVP® - MFS® Value Fund, CTIVP® - Morgan Stanley Advantage Fund, CTIVP® - T. Rowe Price Large Cap Value Fund, CTIVP® - TCW Core Plus Bond Fund, CTIVP® - Wells Fargo Short Duration Government Fund, CTIVP® - Westfield Mid Cap Growth Fund, CTIVP® - William Blair International Leaders Fund (formerly known as CTIVP® - Oppenheimer International Growth Fund), Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - Partners Core Bond Fund, and Variable Portfolio - Partners Small Cap Growth Fund (sixteen of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 24, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio Funds | Annual Report 2019	309

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2019.
	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
CTIVP® – American Century Diversified Bond Fund	0.00%	$0	$0	$0.0000	$0	$0.00
CTIVP® – AQR International Core Equity Fund	0.00%	$8,801,550	$9,577,341	$0.0364	$113,699,837	$0.43
CTIVP® – CenterSquare Real Estate Fund	0.46%	$19,669,172	$0	$0.0000	$0	$0.00
CTIVP® – DFA International Value Fund	0.00%	$0	$2,978,743	$0.0275	$37,018,635	$0.34
CTIVP® – TCW Core Plus Bond Fund	0.00%	$13,604,061	$0	$0.0000	$0	$0.00
CTIVP® – Wells Fargo Short Duration Government Fund	0.00%	$0	$0	$0.0000	$0	$0.00
CTIVP® – William Blair International Leaders Fund	0.11%	$11,920,374	$1,663,882	$0.0174	$16,940,381	$0.18
Variable Portfolio – Columbia Wanger International Equities Fund	0.65%	$0	$221,117	$0.0100	$2,736,383	$0.11
Variable Portfolio – Partners Core Bond Fund	0.00%	$0	$0	$0.0000	$0	$0.00
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Of this amount, for CTIVP® – CenterSquare Real Estate Fund, $19,091,897 was subject to a long term capital gains tax rate of not greater than 20% and $577,275 was subject to a long term capital gains tax rate of not greater than 25%.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
310	Variable Portfolio Funds | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Variable Portfolio Funds | Annual Report 2019	311

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
312	Variable Portfolio Funds | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:
Variable Portfolio Funds | Annual Report 2019	313

TRUSTEES AND OFFICERS  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
314	Variable Portfolio Funds | Annual Report 2019

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. Each Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio Funds | Annual Report 2019	315

Variable Portfolio Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6546 AT (02/20)

Annual Report
December 31, 2019
CTIVP® – Loomis Sayles Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Loomis Sayles Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Loomis Sayles Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	31.76	14.89	14.69
Class 2	05/07/10	31.43	14.60	14.41
Russell 1000 Growth Index		36.39	14.63	15.92
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Loomis Sayles Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	11.9
Consumer Discretionary	17.6
Consumer Staples	12.7
Energy	1.7
Financials	4.1
Health Care	17.3
Industrials	5.2
Information Technology	29.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 89.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 31.43% and underperformed its benchmark, the Russell 1000 Growth Index, which returned 36.39% over the same period. Stock selection in the consumer discretionary, communication services, financials and energy sectors contributed to performance, while holdings in the information technology, industrials, consumer staples and health care sectors detracted.
Bottom-up fundamental research
We do not attempt to forecast economic or market factors in order to position the portfolio. Through our proprietary bottom-up fundamental research framework, we look to invest in high-quality businesses with sustainable competitive advantages and profitable growth when they are trading at significant discounts to our estimate of intrinsic value. Markets where the hallmarks of our strategy — quality, fundamentals and valuation — are rewarded may offer favorable conditions for our strategy. Narrow, momentum-based markets where concentration in a few sectors tends to lead to outsize returns offer conditions that may be unfavorable.
Contributors and detractors
Stock selection in the consumer discretionary, communication services, financials and energy sectors, as well as our allocation to the industrials sector, contributed to relative return. Consumer discretionary and financials were overweight relative to the benchmark and communication services was underweight. Security selection was the biggest contributor in all three sectors. All three sectors had positive absolute returns.
Facebook, Inc., Alibaba Group Holding Ltd. and Visa Inc. were among the largest contributors during the period. All three provided positive absolute returns. Facebook reported strong and above-expectations growth in revenue during the period that was approximately two-times our estimate for the rate of growth in online advertising, indicating the company grew its market share. Despite reporting in July 2019 that it had reached a $5 billion settlement with the U.S. Federal Trade Commission (FTC) regarding its privacy practices and that the FTC had also opened an antitrust investigation, Facebook continued to grow its global user base, and user engagement as measured by daily and monthly active users remained solid. In addition, demand from advertisers remained robust, and the company grew its average revenue per user throughout the year.
China e-commerce and consumer-engagement platform provider Alibaba reported fundamentally strong results during the period. Revenue growth in the mid-double digits was well above our estimates for China consumer spending, China online physical goods sales, and China IT spending, indicating the company continued to grow its leading market share. Operating margins declined year over year due to management’s significant reinvestment in the business. Areas of focus for reinvestment included improving user experience, local services through a recently acquired delivery company, logistics, globalization, cloud services, digital media, and greater operating efficiency. We believed these investments were consistent with Alibaba’s long-term strategy to strengthen and extend its competitive positioning across commerce, advertising, and cloud computing, while expanding its addressable market both internationally and through its “new retail” initiative.
Visa, the world’s largest payments technology company, reported revenue and earnings growth during the year that was above market expectations. Payment volume growth of almost 10% in constant currency was well above the rate of growth in the approximately $47 trillion of global personal consumer expenditures, reflecting the ongoing, long-term secular shift from cash to electronic payments. Other areas of growth for Visa included expansion of its network capabilities into new segments such as person-to-person payments, business-to-business payments, and government and corporate disbursements to consumers. In aggregate, these new segments represented an estimated $30 trillion of addressable spending. At the end of the reporting period we believed the shares of Facebook, Alibaba, and Visa were all selling at significant discounts to our estimates of intrinsic value and thereby offered compelling reward-to-risk opportunities.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Stock selection in the information technology, industrials, consumer staples and health care sectors as well as our allocation to the information technology, consumer staples, energy, consumer discretionary, health care, financials and communication services sectors detracted from relative performance. Among holdings, Alcon, Inc. was the only detractor during the period, while United Parcel Service, Inc. and Regeneron Pharmaceuticals, Inc. were the smallest contributors.
In April 2019, Novartis AG completed a spinoff of its Alcon eye care division to shareholders. As a result of our ownership of Novartis, the Fund received an approximately 21 basis point allocation in Alcon. The newly public company had modestly negative returns for the period and was a detractor from performance. Based on our analysis, however, Alcon is a high-quality business with secular growth drivers. The company is a global leader in ophthalmologic medical devices focused on eye surgery equipment and related accessories used to perform cataract surgery, as well as a leading global producer of consumer ophthalmic products such as contact lenses and other ocular health products. Within Alcon’s core markets, the underlying structural growth dynamics remained intact, with a growing elderly population and improving health care in developing markets. While the company continues to meet our quality and growth criteria, we substantially trimmed our position in the period in favor of better reward-to-risk opportunities.
United Parcel Service (UPS) is the world’s largest package delivery company and a leading global provider of specialized transportation and logistics services. Over our long-term holding period, the stock was a positive contributor to Fund performance. We began selling our position in the first quarter of 2018 and sold our remaining stake in January 2019 because the company had approached our estimate of intrinsic value. Due to our short holding period in calendar year 2019, and the Fund’s substantial appreciation over the course of the year, UPS was among the lowest contributors to performance for the full year. We used the proceeds from UPS to initiate a position in NVIDIA Corp., which was a top ten contributor to Fund performance for the year.
Regeneron Pharmaceuticals, a fully integrated biopharmaceutical company, reported operating results that reflected share gains for Eylea, a treatment for eye diseases and the company’s largest revenue generator; continued traction for Dupixent, the company’s innovative treatment for atopic dermatitis and allergic asthma; and meaningful progress in its pipeline. However, heightened investments to support its pipeline and growth products, as well as continued investment in Eylea, contributed to lower-than-expected operating profits. We believed the increase in investments should lay the groundwork for long-term revenue growth, but in the interim, Regeneron’s share price continued to be volatile in response to market expectations regarding potential competition for Eylea. While we expect Eylea to face heightened competition in the near future, we believe its competitive advantages remained intact. We also continue to believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.
Portfolio positioning
During the period, we purchased shares of NVIDIA, the world leader in visual computing, which enables computers to produce and utilize highly-realistic 3D graphic imagery. Further, the parallel processing capability of its chips enables its products to meaningfully accelerate computational workloads in other industries. Novartis completed a spinoff of its Alcon eye care division to shareholders. We also initiated a position in Roche Holding AG, a global biopharmaceutical and diagnostics company and a leader in oncology therapies. We added to our existing positions in Regeneron Pharmaceuticals, Monster Beverage Corp., Schlumberger Ltd. and Novartis as near-term price weaknesses created more attractive reward-to-risk opportunities. We sold our position in UPS and trimmed our positions in FactSet Research Systems, Inc., Varian Medical Systems, Inc., Starbucks Corp., American Express Co., Danone SA, Procter & Gamble Co., QUALCOMM, Inc. and Alcon.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,080.60	1,022.01	3.60	3.50	0.68
Class 2	1,000.00	1,000.00	1,079.20	1,020.74	4.93	4.79	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 11.8%
Interactive Media & Services 11.8%
Alphabet, Inc., Class A(a)	55,984	74,984,410
Alphabet, Inc., Class C(a)	56,132	75,049,606
Facebook, Inc., Class A(a)	742,840	152,467,910
Total		302,501,926
Total Communication Services		302,501,926
Consumer Discretionary 17.4%
Hotels, Restaurants & Leisure 5.3%
Starbucks Corp.	664,383	58,412,554
Yum China Holdings, Inc.	708,526	34,016,333
Yum! Brands, Inc.	420,977	42,405,013
Total		134,833,900
Internet & Direct Marketing Retail 12.1%
Alibaba Group Holding Ltd., ADR(a)	721,544	153,039,482
Amazon.com, Inc.(a)	84,821	156,735,637
Total		309,775,119
Total Consumer Discretionary		444,609,019
Consumer Staples 12.6%
Beverages 5.9%
Coca-Cola Co. (The)	1,146,103	63,436,801
Monster Beverage Corp.(a)	1,368,957	86,997,218
Total		150,434,019
Food Products 2.2%
Danone SA, ADR	3,495,483	57,657,992
Household Products 4.5%
Colgate-Palmolive Co.	628,161	43,242,603
Procter & Gamble Co. (The)	569,641	71,148,161
Total		114,390,764
Total Consumer Staples		322,482,775
Energy 1.7%
Energy Equipment & Services 1.7%
Schlumberger Ltd.	1,087,485	43,716,897
Total Energy		43,716,897
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 4.0%
Capital Markets 4.0%
Factset Research Systems, Inc.	159,874	42,894,194
SEI Investments Co.	895,249	58,620,905
Total		101,515,099
Consumer Finance 0.0%
American Express Co.	10,002	1,245,149
Total Financials		102,760,248
Health Care 17.1%
Biotechnology 4.9%
Amgen, Inc.	198,093	47,754,280
Regeneron Pharmaceuticals, Inc.(a)	204,323	76,719,200
Total		124,473,480
Health Care Equipment & Supplies 1.0%
Alcon, Inc.(a)	6,531	369,458
Varian Medical Systems, Inc.(a)	181,582	25,786,460
Total		26,155,918
Health Care Technology 2.1%
Cerner Corp.	728,348	53,453,460
Pharmaceuticals 9.1%
Merck & Co., Inc.	339,422	30,870,431
Novartis AG, ADR	592,437	56,097,860
Novo Nordisk A/S, ADR	1,232,198	71,319,620
Roche Holding AG, ADR	1,873,373	76,236,914
Total		234,524,825
Total Health Care		438,607,683
Industrials 5.2%
Air Freight & Logistics 2.7%
Expeditors International of Washington, Inc.	863,187	67,345,850
Machinery 2.5%
Deere & Co.	371,031	64,284,831
Total Industrials		131,630,681
Information Technology 29.2%
Communications Equipment 2.5%
Cisco Systems, Inc.	1,321,021	63,356,167
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 7.9%
Automatic Data Processing, Inc.	143,691	24,499,316
Visa, Inc., Class A	938,985	176,435,281
Total		200,934,597
Semiconductors & Semiconductor Equipment 5.9%
NVIDIA Corp.	319,145	75,094,818
QUALCOMM, Inc.	874,205	77,131,107
Total		152,225,925
Software 12.9%
Autodesk, Inc.(a)	615,566	112,931,738
Microsoft Corp.	656,975	103,604,958
Oracle Corp.	2,165,404	114,723,104
Total		331,259,800
Total Information Technology		747,776,489
Total Common Stocks (Cost $1,506,966,077)		2,534,085,718

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	28,227,472	28,224,649
Total Money Market Funds (Cost $28,224,972)		28,224,649
Total Investments in Securities (Cost: $1,535,191,049)		2,562,310,367
Other Assets & Liabilities, Net		(2,156,742)
Net Assets		2,560,153,625

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	48,043,577	100,190,354	(120,006,459)	28,227,472	(1,384)	(323)	520,103	28,224,649
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	302,501,926	—	—	302,501,926
Consumer Discretionary	444,609,019	—	—	444,609,019
Consumer Staples	264,824,783	57,657,992	—	322,482,775
Energy	43,716,897	—	—	43,716,897
Financials	102,760,248	—	—	102,760,248
Health Care	362,370,769	76,236,914	—	438,607,683
Industrials	131,630,681	—	—	131,630,681
Information Technology	747,776,489	—	—	747,776,489
Total Common Stocks	2,400,190,812	133,894,906	—	2,534,085,718
Money Market Funds	28,224,649	—	—	28,224,649
Total Investments in Securities	2,428,415,461	133,894,906	—	2,562,310,367
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,506,966,077)	$2,534,085,718
Affiliated issuers (cost $28,224,972)	28,224,649
Receivable for:
Investments sold	13,420,239
Capital shares sold	2,038
Dividends	1,559,534
Prepaid expenses	6,344
Total assets	2,577,298,522
Liabilities
Payable for:
Investments purchased	14,862,143
Capital shares purchased	1,944,171
Management services fees	45,613
Distribution and/or service fees	378
Service fees	38,913
Compensation of board members	202,667
Compensation of chief compliance officer	512
Other expenses	50,500
Total liabilities	17,144,897
Net assets applicable to outstanding capital stock	$2,560,153,625
Represented by
Trust capital	$2,560,153,625
Total - representing net assets applicable to outstanding capital stock	$2,560,153,625
Class 1
Net assets	$2,504,947,873
Shares outstanding	66,708,368
Net asset value per share	$37.55
Class 2
Net assets	$55,205,752
Shares outstanding	1,505,375
Net asset value per share	$36.67
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	11

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$28,427,674
Dividends — affiliated issuers	520,103
Foreign taxes withheld	(1,346,678)
Total income	27,601,099
Expenses:
Management services fees	15,370,205
Distribution and/or service fees
Class 2	128,323
Service fees	244,231
Compensation of board members	60,542
Custodian fees	16,257
Printing and postage fees	65,934
Audit fees	29,000
Legal fees	28,822
Compensation of chief compliance officer	494
Other	198,444
Total expenses	16,142,252
Net investment income	11,458,847
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	44,866,325
Investments — affiliated issuers	(1,384)
Net realized gain	44,864,941
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	567,291,340
Investments — affiliated issuers	(323)
Net change in unrealized appreciation (depreciation)	567,291,017
Net realized and unrealized gain	612,155,958
Net increase in net assets resulting from operations	$623,614,805
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$11,458,847	$11,905,038
Net realized gain	44,864,941	83,380,562
Net change in unrealized appreciation (depreciation)	567,291,017	(142,221,414)
Net increase (decrease) in net assets resulting from operations	623,614,805	(46,935,814)
Decrease in net assets from capital stock activity	(38,178,785)	(13,196,425)
Total increase (decrease) in net assets	585,436,020	(60,132,239)
Net assets at beginning of year	1,974,717,605	2,034,849,844
Net assets at end of year	$2,560,153,625	$1,974,717,605

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,304,915	77,196,903	2,734,629	82,914,436
Redemptions	(3,305,733)	(111,892,459)	(3,158,188)	(97,231,562)
Net decrease	(1,000,818)	(34,695,556)	(423,559)	(14,317,126)
Class 2
Subscriptions	158,822	5,246,133	393,347	11,819,679
Redemptions	(263,845)	(8,729,362)	(356,357)	(10,698,978)
Net increase (decrease)	(105,023)	(3,483,229)	36,990	1,120,701
Total net decrease	(1,105,841)	(38,178,785)	(386,569)	(13,196,425)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$28.50	0.17	8.88	9.05
Year Ended 12/31/2018	$29.20	0.17	(0.87)	(0.70)
Year Ended 12/31/2017	$21.95	0.10	7.15	7.25
Year Ended 12/31/2016	$20.75	0.15	1.05	1.20
Year Ended 12/31/2015	$18.76	0.12	1.87	1.99
Class 2
Year Ended 12/31/2019	$27.90	0.08	8.69	8.77
Year Ended 12/31/2018	$28.66	0.10	(0.86)	(0.76)
Year Ended 12/31/2017	$21.60	0.03	7.03	7.06
Year Ended 12/31/2016	$20.46	0.09	1.05	1.14
Year Ended 12/31/2015	$18.55	0.07	1.84	1.91

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$37.55	31.76%	0.69%	0.69%	0.50%	7%	$2,504,948
Year Ended 12/31/2018	$28.50	(2.40%)	0.70%	0.70%	0.57%	8%	$1,929,781
Year Ended 12/31/2017	$29.20	33.03%	0.72%	0.72%	0.39%	5%	$1,989,749
Year Ended 12/31/2016	$21.95	5.78%	0.73%	0.73%	0.72%	19%	$2,398,329
Year Ended 12/31/2015	$20.75	10.61%	0.75%	0.75%	0.60%	14%	$2,206,011
Class 2
Year Ended 12/31/2019	$36.67	31.43%	0.94%	0.94%	0.25%	7%	$55,206
Year Ended 12/31/2018	$27.90	(2.65%)	0.95%	0.95%	0.32%	8%	$44,937
Year Ended 12/31/2017	$28.66	32.68%	0.97%	0.97%	0.10%	5%	$45,101
Year Ended 12/31/2016	$21.60	5.57%	0.98%	0.98%	0.41%	19%	$34,617
Year Ended 12/31/2015	$20.46	10.30%	1.00%	1.00%	0.38%	14%	$6,399
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	15

Notes to Financial Statements
December 31, 2019
Note 1. Organization
CTIVP® – Loomis Sayles Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.66% of the Fund’s average daily net assets.
Subadvisory Agreement
The Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as the subadviser to the Fund. The Investment Manager compensates Loomis Sayles to manage the investment of the Fund’s assets.
18	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.77%
Class 2	1.02
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $151,946,658 and $157,619,753, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
20	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 96.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Loomis Sayles Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® - Loomis Sayles Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
22	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	23

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
24	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
26	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2019	27

CTIVP® – Loomis Sayles Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-2010 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio - Government Money Market Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio - Government Money Market Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly portfolio holdings
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for periods ended prior to March 31, 2019. The Fund’s Form N-Q is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP is available on the SEC’s website at sec.gov and can be obtained without a charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio - Government Money Market Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	1.89	0.77	0.39
Class 2*	05/03/10	1.64	0.62	0.31
Class 3	10/13/81	1.77	0.69	0.35
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
Prior to May 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Portfolio breakdown (%) (at December 31, 2019)
Repurchase Agreements	12.5
U.S. Government & Agency Obligations	80.9
U.S. Treasury Obligations	6.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,008.10	1,023.44	2.05	2.06	0.40
Class 2	1,000.00	1,000.00	1,006.90	1,022.17	3.32	3.35	0.65
Class 3	1,000.00	1,000.00	1,007.50	1,022.83	2.66	2.68	0.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	5

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 12.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party Royal Bank of Canada
dated 12/31/2019, matures 01/02/2020
repurchase price $20,001,700 (collateralized by U.S. Treasury Securities, Market Value $20,400,066)
	1.530%	20,000,000	20,000,000
Tri-party TD Securities (USA) LLC
dated 12/31/2019, matures 01/02/2020
repurchase price $20,001,722 (collateralized by U.S. Treasury Securities, Market Value $20,400,067)
	1.550%	20,000,000	20,000,000
Total Repurchase Agreements (Cost $40,000,000)			40,000,000

U.S. Government & Agency Obligations 78.1%

Federal Agricultural Mortgage Corp. Discount Notes
01/23/2020	1.520%	16,000,000	15,984,692
01/24/2020	1.500%	6,000,000	5,994,096
Federal Farm Credit Banks(a)
1-month USD LIBOR + 0.000% 05/26/2020	1.790%	7,750,000	7,747,571
SOFR + 0.080% 06/10/2021	1.610%	2,000,000	2,000,000
Federal Farm Credit Banks Discount Notes
01/09/2020	1.410%	8,000,000	7,997,227
01/16/2020	1.560%	10,000,000	9,993,167
01/28/2020	1.510%	6,000,000	5,993,070
Federal Home Loan Banks(a)
SOFR + 0.003% 03/06/2020	1.560%	2,000,000	2,000,000
SOFR + 0.025% 04/22/2020	1.550%	3,000,000	3,000,000
SOFR + 0.035% 05/08/2020	1.570%	7,000,000	6,999,890
SOFR + 0.035% 06/19/2020	1.560%	3,000,000	3,000,000
SOFR + 0.030% 07/17/2020	1.560%	3,000,000	3,000,000
SOFR + 0.050% 01/28/2021	1.580%	3,000,000	3,000,000
SOFR + 0.075% 07/08/2021	1.600%	2,000,000	2,000,000
Federal Home Loan Banks
06/16/2020	1.970%	4,000,000	4,000,000
07/30/2020	2.150%	3,000,000	3,000,000
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes
01/03/2020	1.120%	24,000,000	23,997,800
01/06/2020	1.310%	10,000,000	9,997,847
01/13/2020	1.570%	12,000,000	11,993,280
01/14/2020	1.480%	8,000,000	7,995,508
01/15/2020	1.590%	12,000,000	11,992,183
01/22/2020	1.510%	9,000,000	8,991,810
02/03/2020	1.550%	7,000,000	6,989,926
02/05/2020	1.550%	7,000,000	6,989,315
02/07/2020	1.520%	11,000,000	10,982,589
02/26/2020	1.580%	9,000,000	8,977,880
03/06/2020	1.580%	6,000,000	5,982,883
Federal Home Loan Mortgage Corp. Discount Notes
01/02/2020	0.920%	20,000,000	19,998,990
01/21/2020	1.790%	6,000,000	5,993,817
01/22/2020	1.490%	4,000,000	3,996,407
Federal National Mortgage Association Discount Notes
01/17/2020	1.410%	10,000,000	9,993,422
01/23/2020	1.480%	10,000,000	9,990,711
01/29/2020	1.560%	7,026,000	7,017,311
Total U.S. Government & Agency Obligations (Cost $257,591,392)			257,591,392

U.S. Treasury Obligations 6.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury index + 0.045% 10/31/2020	1.606%	10,000,000	9,992,888
3-month U.S. Treasury index + 0.115% 01/31/2021	1.676%	5,000,000	4,998,503
3-month U.S. Treasury index + 0.220% 07/31/2021	1.746%	6,000,000	5,993,385
Total U.S. Treasury Obligations (Cost $20,984,776)			20,984,776

Total Investments in Securities (Cost: $318,576,168)	318,576,168
Other Assets & Liabilities, Net	11,317,321
Net Assets	329,893,489
Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	40,000,000	—	40,000,000
U.S. Government & Agency Obligations	—	257,591,392	—	257,591,392
U.S. Treasury Obligations	—	20,984,776	—	20,984,776
Total Investments in Securities	—	318,576,168	—	318,576,168
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	7

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $278,576,168)	$278,576,168
Repurchase agreements (cost $40,000,000)	40,000,000
Cash	11,359,124
Receivable for:
Capital shares sold	67,682
Interest	169,335
Expense reimbursement due from Investment Manager	309
Prepaid expenses	2,396
Trustees’ deferred compensation plan	8,383
Total assets	330,183,397
Liabilities
Payable for:
Capital shares purchased	140,232
Distributions to shareholders	10,449
Management services fees	3,513
Distribution and/or service fees	1,039
Service fees	13,763
Compensation of board members	73,752
Compensation of chief compliance officer	91
Audit fees	14,500
Printing and postage fees	15,194
Other expenses	8,992
Trustees’ deferred compensation plan	8,383
Total liabilities	289,908
Net assets applicable to outstanding capital stock	$329,893,489
Represented by
Paid in capital	329,782,645
Total distributable earnings (loss)	110,844
Total - representing net assets applicable to outstanding capital stock	$329,893,489
Class 1
Net assets	$86,840,719
Shares outstanding	86,711,320
Net asset value per share	$1.00
Class 2
Net assets	$61,082,742
Shares outstanding	61,058,016
Net asset value per share	$1.00
Class 3
Net assets	$181,970,028
Shares outstanding	181,786,191
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Interest	$8,814,121
Total income	8,814,121
Expenses:
Management services fees	1,549,508
Distribution and/or service fees
Class 2	158,941
Class 3	243,578
Service fees	180,003
Compensation of board members	23,063
Custodian fees	9,687
Printing and postage fees	56,587
Audit fees	29,000
Legal fees	11,171
Compensation of chief compliance officer	96
Other	9,905
Total expenses	2,271,539
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(422,904)
Total net expenses	1,848,635
Net investment income	6,965,486
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	190,524
Net realized gain	190,524
Net realized and unrealized gain	190,524
Net increase in net assets resulting from operations	$7,156,010
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	9

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$6,965,486	$6,002,146
Net realized gain	190,524	159,764
Net increase in net assets resulting from operations	7,156,010	6,161,910
Distributions to shareholders
Net investment income and net realized gains
Class 1	(2,641,138)	(2,515,678)
Class 2	(1,041,346)	(584,839)
Class 3	(3,437,347)	(2,901,629)
Total distributions to shareholders	(7,119,831)	(6,002,146)
Increase (decrease) in net assets from capital stock activity	(248,581,487)	276,042,345
Total increase (decrease) in net assets	(248,545,308)	276,202,109
Net assets at beginning of year	578,438,797	302,236,688
Net assets at end of year	$329,893,489	$578,438,797

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	9,336,975	9,336,974	272,756,786	272,756,785
Distributions reinvested	2,546,724	2,546,724	2,465,137	2,465,137
Redemptions	(226,197,463)	(226,228,529)	(18,720,570)	(18,720,570)
Net increase (decrease)	(214,313,764)	(214,344,831)	256,501,353	256,501,352
Class 2
Subscriptions	16,424,522	16,424,522	56,858,572	56,858,573
Distributions reinvested	1,049,800	1,049,800	575,190	575,190
Redemptions	(23,736,162)	(23,736,162)	(22,969,380)	(22,969,380)
Net increase (decrease)	(6,261,840)	(6,261,840)	34,464,382	34,464,383
Class 3
Subscriptions	17,537,745	17,537,746	27,692,013	27,692,013
Distributions reinvested	3,465,476	3,465,476	2,872,104	2,872,104
Redemptions	(49,009,104)	(48,978,038)	(45,487,507)	(45,487,507)
Net decrease	(28,005,883)	(27,974,816)	(14,923,390)	(14,923,390)
Total net increase (decrease)	(248,581,487)	(248,581,487)	276,042,345	276,042,345
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

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Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2015	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class 2
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2015	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class 3
Year Ended 12/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	(0.00)(b)	(0.02)
Year Ended 12/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2017	$1.00	0.00(b)	0.00	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 12/31/2015	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$1.00	1.89%	0.47%	0.36%	1.87%	$86,841
Year Ended 12/31/2018	$1.00	1.51%	0.46%	0.32%	1.77%	$301,167
Year Ended 12/31/2017	$1.00	0.43%	0.50%	0.45%	0.42%	$44,578
Year Ended 12/31/2016	$1.00	0.01%	0.49%	0.36%	0.01%	$48,310
Year Ended 12/31/2015	$1.00	0.01%	0.49%	0.13%	0.01%	$149,749
Class 2
Year Ended 12/31/2019	$1.00	1.64%	0.72%	0.62%	1.60%	$61,083
Year Ended 12/31/2018	$1.00	1.26%	0.72%	0.59%	1.36%	$67,341
Year Ended 12/31/2017	$1.00	0.18%	0.75%	0.70%	0.17%	$32,860
Year Ended 12/31/2016	$1.00	0.01%	0.74%	0.36%	0.01%	$35,914
Year Ended 12/31/2015	$1.00	0.01%	0.75%	0.13%	0.01%	$29,276
Class 3
Year Ended 12/31/2019	$1.00	1.77%	0.60%	0.49%	1.72%	$181,970
Year Ended 12/31/2018	$1.00	1.38%	0.60%	0.48%	1.36%	$209,931
Year Ended 12/31/2017	$1.00	0.30%	0.62%	0.57%	0.29%	$224,799
Year Ended 12/31/2016	$1.00	0.01%	0.62%	0.36%	0.01%	$269,488
Year Ended 12/31/2015	$1.00	0.01%	0.62%	0.13%	0.01%	$266,420
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	13

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio - Government Money Market Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
	Royal Bank of Canada ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	20,000,000	20,000,000	40,000,000
Total financial and derivative net assets	20,000,000	20,000,000	40,000,000
Total collateral received (pledged) (a)	20,000,000	20,000,000	40,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	15

Notes to Financial Statements  (continued)
December 31, 2019
capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
16	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.05% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.40%	0.30%
Class 2	0.65	0.55
Class 3	0.525	0.425
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
At December 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,119,831	—	7,119,831	6,002,146	—	6,002,146
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
191,995	—	—	—
At December 31, 2019, the cost of all investments for federal income tax purposes was $318,576,168. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2019.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
18	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 92.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio - Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Government Money Market Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	21

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
22	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	23

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
24	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
26	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2019

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Columbia Variable Portfolio - Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6637 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – High Yield Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – High Yield Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – High Yield Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	17.00	5.79	7.41
Class 2*	05/03/10	16.52	5.51	7.13
Class 3	05/01/96	16.72	5.66	7.26
ICE BofAML US Cash Pay High Yield Constrained Index		14.40	6.13	7.47
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The ICE BofAML US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market. Effective January 1, 2020, the ICE BofAML US Cash Pay High Yield Constrained Index will be re-branded as the ICE BofA US Cash Pay High Yield Constrained Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Corporate Bonds & Notes	94.2
Foreign Government Obligations	0.2
Money Market Funds	2.6
Senior Loans	3.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
BBB rating	0.8
BB rating	39.0
B rating	48.4
CCC rating	11.4
CC rating	0.1
Not rated	0.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 16.72% and outperformed its benchmark, the ICE BofAML US Cash Pay High Yield Constrained Index, which returned 14.40%. The Fund’s return relative to the benchmark for the 12-month period was primarily driven by security selection. Higher quality positioning within the energy sector was the most notable contributor given the material underperformance of lower rated issuers within the sector.
A strong high-yield market rebound
Fixed-income market returns over the 12-month period were driven by a vigorous first-quarter rebound from the sharp declines of the fourth quarter of 2018, accommodative U.S. Federal Reserve (Fed) policies, a notable move lower in rates, volatile commodity prices and ongoing trade negotiations between the United States and China. Trade tensions between the two countries spurred financial market volatility sporadically throughout the year. Surprise trade war escalations by the U.S. administration in May, August and October caused high-yield spread widening (and corresponding declines in bond prices), only to have spreads recover over subsequent weeks on optimism that a resolution on U.S./China trade would ultimately be reached. The United States and China finally agreed on a phase 1 trade deal in December, avoiding additional tariffs on $160 billion of Chinese imports that were scheduled to be implemented on December 15, while leaving existing tariffs in place, and boosting the prices of high-yield bonds as credit spreads narrowed.
Overall, interest rate declines helped to boost high-yield bond returns over the 12-month period. The Fed made a dovish pivot early in 2019 and cut short-term rates three times mid-year. At the final Federal Open Market Committee meeting of the year, the Fed downplayed expectations for further cuts absent a material decline in the economic outlook. In addition, the 10-year U.S. Treasury yield ended the year 0.77% lower at 1.92%, reaching a low of 1.46% during mid-year. While oil prices ended 2019 nearly 35% higher, natural gas prices declined more than 30%. For the high-yield market in 2019, the energy sector was a notable underperformer, particularly within the CCC-rated portion of the sector, as investor concerns grew regarding the sustainability of lower rated issuers in an environment of generally increasing exploration costs and volatile energy prices. Aside from energy, the telecommunications and utilities sectors also underperformed the benchmark modestly, while financial services, retail, media and leisure outperformed. Issuer defaults increased in 2019 but remained below long-term averages.
Industry allocation and security selection
The Fund’s return relative to the benchmark for the 12-month period was driven primarily by security selection. Higher quality positioning within the energy sector was the most notable contributor given the material underperformance of lower rated issuers within the sector. Security selection within the energy – exploration & production sector was the largest contributor to relative performance, while an underweight to and selection within oil field equipment & services also contributed. In addition, security selection was strong within cable, metals/mining, pharmaceuticals, electric-generation, support-services, telecom-wireline and telecom-wireless. Security selection within personal & household products and an underweight to banking detracted from performance.
At period’s end
At the close of the reporting period, high-yield spreads compared with U.S. Treasuries of comparable maturity had tightened significantly, led by lower rated issues, and driven by the long-awaited progress regarding U.S./China trade negotiations as well as higher oil prices. While we believed the pending trade agreement was unlikely to accelerate growth, it did remove some uncertainty from the U.S. economic outlook and, in our view, could push a potential recession further into the future. However, high-yield market valuations generally reflected this outcome, with ex-energy spreads approaching their narrowest levels of the past three years. Market fundamentals appeared stable, but we saw limited room for significant high-yield spread tightening from year-end levels.
Elsewhere, the geopolitical environment had recently reemerged as a risk to financial markets, as tensions between the United States and Iran increased, with the potential for military escalation in the Middle East. Within the energy sector, a geopolitical premium may persist regarding oil prices, but the increased tensions were expected to have only a minimal impact on natural gas prices.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The U.S. economy had been growing in the 2.5%-3% range over recent years, but we believed that growth in the 1.5%-2.0% range was more likely in the near term. We continued to expect the United States would avoid a recession: The U.S. consumer remained in favorable shape, with employment reports that were generally positive. Industrial data continued to indicate a slowdown in U.S. economic activity, but we could see improvement within manufacturing as some global trade uncertainty had been removed. Central banks remained accommodative, and while the Fed has downplayed expectations for further rate cuts absent a material decline in the economic outlook, we believed the Fed was also unlikely to tighten without a significant pickup in inflation. Lastly, despite a recent increase in new issue activity, the technical backdrop in high yield remained supportive.
The Fund continued to be positioned somewhat defensively relative to its benchmark. The Fund had a lower yield than the benchmark, primarily due to its defensive positioning within the energy and telecommunications sectors, as well as an underweight to retail. From an industry perspective, the Fund was underweight at the close of the reporting period in the retail, banking, automotive, telecommunications and financial services sectors. Overweights included utilities, energy, services and media. We intend to maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,051.30	1,022.07	3.50	3.45	0.67
Class 2	1,000.00	1,000.00	1,050.70	1,020.79	4.81	4.74	0.92
Class 3	1,000.00	1,000.00	1,050.10	1,021.45	4.13	4.07	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 92.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.8%
Bombardier, Inc.(a)
10/15/2022	6.000%	209,000	208,809
12/01/2024	7.500%	501,000	527,300
03/15/2025	7.500%	602,000	621,226
04/15/2027	7.875%	96,000	98,911
Moog, Inc.(a)
12/15/2027	4.250%	440,000	447,841
TransDigm, Inc.
05/15/2025	6.500%	1,682,000	1,755,413
06/15/2026	6.375%	1,161,000	1,235,343
03/15/2027	7.500%	407,000	445,659
TransDigm, Inc.(a)
03/15/2026	6.250%	2,811,000	3,047,912
11/15/2027	5.500%	1,622,000	1,640,811
Total			10,029,225
Automotive 0.5%
IAA Spinco, Inc.(a)
06/15/2027	5.500%	182,000	194,545
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	658,000	684,449
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	321,000	346,905
05/15/2027	8.500%	532,000	565,281
Total			1,791,180
Banking 0.5%
Ally Financial, Inc.
11/01/2031	8.000%	1,329,000	1,845,346
Brokerage/Asset Managers/Exchanges 0.6%
LPL Holdings, Inc.(a)
09/15/2025	5.750%	43,000	45,052
Subordinated
11/15/2027	4.625%	647,000	660,037
NFP Corp.(a)
07/15/2025	6.875%	1,360,000	1,362,300
Total			2,067,389
Building Materials 1.7%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	647,000	687,049
01/15/2028	4.000%	1,372,000	1,392,605
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	1,938,000	1,946,700
11/15/2026	4.500%	514,000	529,979
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Core & Main LP(a)
08/15/2025	6.125%	985,000	1,026,894
James Hardie International Finance DAC(a)
01/15/2025	4.750%	79,000	81,906
01/15/2028	5.000%	420,000	440,874
Total			6,106,007
Cable and Satellite 8.9%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	1,696,000	1,760,567
02/15/2026	5.750%	885,000	933,328
05/01/2026	5.500%	397,000	417,627
05/01/2027	5.875%	621,000	659,411
02/01/2028	5.000%	666,000	698,403
06/01/2029	5.375%	1,240,000	1,330,087
03/01/2030	4.750%	1,876,000	1,913,324
CSC Holdings LLC(a)
10/15/2025	6.625%	189,000	201,365
10/15/2025	10.875%	1,866,000	2,100,114
02/01/2028	5.375%	1,186,000	1,267,425
04/01/2028	7.500%	265,000	298,996
02/01/2029	6.500%	3,333,000	3,721,891
01/15/2030	5.750%	338,000	360,697
DISH DBS Corp.
07/01/2026	7.750%	3,765,000	3,990,415
Intelsat Jackson Holdings SA
08/01/2023	5.500%	555,000	476,354
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	1,033,000	942,117
Intelsat Luxembourg SA
06/01/2023	8.125%	732,000	432,489
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	317,000	324,073
02/15/2025	6.625%	536,000	538,609
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	396,000	414,899
04/15/2025	5.375%	1,086,000	1,123,495
07/01/2029	5.500%	439,000	475,063
Viasat, Inc.(a)
04/15/2027	5.625%	317,000	338,997
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	1,856,000	1,947,811
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	2,597,000	2,746,374
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo BV(a)
01/15/2027	5.500%	1,724,000	1,834,209
01/15/2030	4.875%	337,000	348,016
Total			31,596,156
Chemicals 3.4%
Alpha 2 BV(a),(b)
06/01/2023	8.750%	980,000	993,234
Angus Chemical Co.(a)
02/15/2023	8.750%	1,194,000	1,194,871
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	983,000	1,012,604
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	805,000	834,353
CF Industries, Inc.
03/15/2034	5.150%	251,000	282,162
03/15/2044	5.375%	133,000	145,082
Chemours Co. (The)
05/15/2027	5.375%	199,000	177,331
INEOS Group Holdings SA(a)
08/01/2024	5.625%	433,000	444,751
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	2,187,000	2,286,239
PQ Corp.(a)
11/15/2022	6.750%	1,147,000	1,187,844
12/15/2025	5.750%	975,000	1,024,881
SPCM SA(a)
09/15/2025	4.875%	721,000	751,134
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	1,585,000	1,681,365
Total			12,015,851
Construction Machinery 1.4%
H&E Equipment Services, Inc.
09/01/2025	5.625%	993,000	1,043,291
Herc Holdings, Inc.(a)
07/15/2027	5.500%	782,000	826,033
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	364,000	379,018
United Rentals North America, Inc.
09/15/2026	5.875%	1,778,000	1,909,762
12/15/2026	6.500%	379,000	417,087
11/15/2027	3.875%	249,000	254,014
Total			4,829,205
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 1.8%
APX Group, Inc.
12/01/2020	8.750%	337,000	337,220
12/01/2022	7.875%	1,408,000	1,421,689
09/01/2023	7.625%	1,265,000	1,197,851
APX Group, Inc.(a)
11/01/2024	8.500%	805,000	830,666
frontdoor, Inc.(a)
08/15/2026	6.750%	317,000	346,624
Prime Security Services Borrower LLC/Finance, Inc.(a)
04/15/2026	5.750%	708,000	770,079
Staples, Inc.(a)
04/15/2026	7.500%	174,000	181,035
04/15/2027	10.750%	176,000	179,188
Uber Technologies, Inc.(a)
11/01/2023	7.500%	959,000	1,003,701
Total			6,268,053
Consumer Products 1.4%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	370,000	395,174
01/15/2027	7.750%	680,000	760,421
Mattel, Inc.
11/01/2041	5.450%	802,000	676,651
Prestige Brands, Inc.(a)
03/01/2024	6.375%	1,041,000	1,082,587
01/15/2028	5.125%	335,000	350,954
Scotts Miracle-Gro Co. (The)(a)
10/15/2029	4.500%	456,000	465,467
Spectrum Brands, Inc.
07/15/2025	5.750%	1,140,000	1,193,058
Total			4,924,312
Diversified Manufacturing 1.4%
CFX Escrow Corp.(a)
02/15/2024	6.000%	216,000	230,123
02/15/2026	6.375%	259,000	282,777
Gates Global LLC/Co.(a)
01/15/2026	6.250%	1,797,000	1,826,984
MTS Systems Corp.(a)
08/15/2027	5.750%	183,000	191,463
Resideo Funding, Inc.(a)
11/01/2026	6.125%	949,000	948,927
SPX FLOW, Inc.(a)
08/15/2024	5.625%	204,000	212,709
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	234,000	255,668

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TriMas Corp.(a)
10/15/2025	4.875%	147,000	151,110
Welbilt, Inc.
02/15/2024	9.500%	308,000	326,082
WESCO Distribution, Inc.
06/15/2024	5.375%	427,000	442,507
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	230,000	242,098
Total			5,110,448
Electric 4.7%
AES Corp. (The)
03/15/2023	4.500%	558,000	571,950
05/15/2026	6.000%	1,048,000	1,117,688
09/01/2027	5.125%	524,000	559,241
Calpine Corp.
02/01/2024	5.500%	685,000	694,237
Calpine Corp.(a)
06/01/2026	5.250%	590,000	614,867
02/15/2028	4.500%	745,000	753,165
03/15/2028	5.125%	926,000	944,220
Clearway Energy Operating LLC
10/15/2025	5.750%	824,000	869,643
09/15/2026	5.000%	866,000	893,970
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	498,000	505,573
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	495,000	514,990
09/15/2027	4.500%	2,263,000	2,362,212
NRG Energy, Inc.
01/15/2027	6.625%	659,000	716,782
01/15/2028	5.750%	42,000	45,774
NRG Energy, Inc.(a)
06/15/2029	5.250%	1,513,000	1,640,807
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	489,000	503,559
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	706,000	747,330
01/15/2030	4.750%	624,000	636,977
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,168,000	1,231,320
07/31/2027	5.000%	822,000	860,284
Total			16,784,589
Environmental 0.8%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	261,000	275,646
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GFL Environmental, Inc.(a)
05/01/2022	5.625%	517,000	526,363
03/01/2023	5.375%	242,000	248,680
12/15/2026	5.125%	405,000	425,721
05/01/2027	8.500%	732,000	801,955
Hulk Finance Corp.(a)
06/01/2026	7.000%	648,000	684,357
Total			2,962,722
Finance Companies 2.5%
Global Aircraft Leasing Co., Ltd.(a),(b)
09/15/2024	6.500%	1,261,000	1,315,749
Navient Corp.
03/25/2020	8.000%	50,000	50,625
03/25/2021	5.875%	84,000	87,000
07/26/2021	6.625%	649,000	686,345
01/25/2022	7.250%	618,000	671,935
06/15/2022	6.500%	750,000	815,567
01/25/2023	5.500%	168,000	178,991
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	1,140,000	1,119,982
Quicken Loans, Inc.(a)
05/01/2025	5.750%	2,186,000	2,264,211
Springleaf Finance Corp.
03/15/2023	5.625%	635,000	683,442
03/15/2024	6.125%	974,000	1,068,239
Total			8,942,086
Food and Beverage 2.2%
B&G Foods, Inc.
04/01/2025	5.250%	1,031,000	1,062,631
09/15/2027	5.250%	285,000	287,268
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	132,000	140,292
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	583,000	537,007
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	433,000	459,454
11/01/2026	4.875%	586,000	622,821
Performance Food Group, Inc.(a)
10/15/2027	5.500%	328,000	350,158
Post Holdings, Inc.(a)
03/01/2025	5.500%	463,000	485,640
08/15/2026	5.000%	1,562,000	1,655,325
03/01/2027	5.750%	1,716,000	1,846,479
01/15/2028	5.625%	440,000	474,930
Total			7,922,005

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 3.5%
Boyd Gaming Corp.
08/15/2026	6.000%	418,000	448,373
Boyd Gaming Corp.(a)
12/01/2027	4.750%	622,000	646,309
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	589,000	610,010
Eldorado Resorts, Inc.
04/01/2025	6.000%	1,117,000	1,174,086
09/15/2026	6.000%	586,000	647,106
International Game Technology PLC(a)
02/15/2025	6.500%	1,139,000	1,281,460
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	110,000	112,051
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	480,000	524,637
09/01/2026	4.500%	472,000	496,864
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	436,000	487,234
Scientific Games International, Inc.(a)
10/15/2025	5.000%	1,287,000	1,348,577
03/15/2026	8.250%	964,000	1,062,594
05/15/2028	7.000%	314,000	336,940
11/15/2029	7.250%	314,000	341,030
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	478,000	517,454
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	561,000	578,894
12/01/2029	4.625%	448,000	468,947
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	1,008,000	1,083,219
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	305,000	327,857
Total			12,493,642
Health Care 4.8%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	705,000	713,918
02/15/2023	5.625%	415,000	422,223
03/01/2024	6.500%	93,000	96,462
Avantor, Inc.(a)
10/01/2025	9.000%	1,023,000	1,144,890
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	1,171,000	1,209,454
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	362,000	390,062
05/01/2028	4.250%	249,000	253,914
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	903,000	916,195
Encompass Health Corp.
02/01/2028	4.500%	301,000	312,083
02/01/2030	4.750%	301,000	312,897
HCA, Inc.
02/01/2025	5.375%	2,459,000	2,721,813
09/01/2028	5.625%	530,000	604,503
02/01/2029	5.875%	527,000	609,157
Hologic, Inc.(a)
10/15/2025	4.375%	235,000	243,004
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	686,000	666,734
Select Medical Corp.(a)
08/15/2026	6.250%	1,017,000	1,100,689
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	349,000	382,480
Teleflex, Inc.
11/15/2027	4.625%	693,000	734,533
Tenet Healthcare Corp.
08/01/2025	7.000%	913,000	964,500
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	1,162,000	1,253,969
11/01/2027	5.125%	2,049,000	2,163,559
Total			17,217,039
Healthcare Insurance 2.2%
Centene Corp.(a)
06/01/2026	5.375%	1,499,000	1,593,085
12/15/2027	4.250%	1,328,000	1,367,604
12/15/2029	4.625%	1,726,000	1,817,629
WellCare Health Plans, Inc.
04/01/2025	5.250%	1,973,000	2,057,581
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	942,000	1,005,189
Total			7,841,088
Home Construction 1.3%
Lennar Corp.
11/15/2024	5.875%	114,000	127,693
06/01/2026	5.250%	1,071,000	1,174,471
Meritage Homes Corp.
04/01/2022	7.000%	928,000	1,012,413
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	522,000	569,290
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	513,000	553,904
03/01/2024	5.625%	848,000	916,928

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	343,000	373,507
Total			4,728,206
Independent Energy 6.0%
Callon Petroleum Co.
10/01/2024	6.125%	378,000	385,430
07/01/2026	6.375%	2,003,000	2,034,166
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	1,262,000	1,281,204
Centennial Resource Production LLC(a)
01/15/2026	5.375%	621,000	610,989
04/01/2027	6.875%	751,000	780,950
Chesapeake Energy Corp.(a)
01/01/2025	11.500%	535,000	505,857
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	2,279,000	2,323,140
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	604,000	635,334
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	190,000	185,125
11/01/2028	6.250%	224,000	213,463
Jagged Peak Energy LLC
05/01/2026	5.875%	963,000	995,432
Matador Resources Co.
09/15/2026	5.875%	1,639,000	1,649,707
Murphy Oil Corp.
12/01/2027	5.875%	745,000	778,542
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	793,000	817,027
08/15/2025	5.250%	1,301,000	1,338,682
10/15/2027	5.625%	1,356,000	1,434,995
QEP Resources, Inc.
03/01/2026	5.625%	689,000	672,725
SM Energy Co.
06/01/2025	5.625%	329,000	312,013
09/15/2026	6.750%	1,106,000	1,087,085
01/15/2027	6.625%	555,000	545,097
WPX Energy, Inc.
09/15/2024	5.250%	1,336,000	1,420,245
06/01/2026	5.750%	634,000	677,806
10/15/2027	5.250%	513,000	540,568
Total			21,225,582
Leisure 0.6%
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	660,000	684,384
10/15/2027	4.750%	501,000	518,506
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Viking Cruises Ltd.(a)
09/15/2027	5.875%	754,000	806,059
Total			2,008,949
Media and Entertainment 4.4%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	1,697,000	1,881,846
08/15/2027	5.125%	1,039,000	1,081,482
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	725,000	734,531
08/15/2027	6.625%	529,000	514,636
iHeartCommunications, Inc.
05/01/2026	6.375%	484,136	526,498
05/01/2027	8.375%	1,950,672	2,152,397
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	261,000	273,470
01/15/2028	4.750%	591,000	605,181
Match Group, Inc.
06/01/2024	6.375%	863,000	906,862
Match Group, Inc.(a)
12/15/2027	5.000%	48,000	50,093
Netflix, Inc.
04/15/2028	4.875%	1,956,000	2,036,701
11/15/2028	5.875%	477,000	529,301
05/15/2029	6.375%	124,000	141,737
Netflix, Inc.(a)
11/15/2029	5.375%	567,000	604,265
06/15/2030	4.875%	756,000	768,723
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	239,000	249,834
03/15/2030	4.625%	877,000	892,591
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	298,000	312,039
TEGNA, Inc.(a)
09/15/2029	5.000%	763,000	775,994
Terrier Media Buyer, Inc.(a)
12/15/2027	8.875%	159,000	167,913
Twitter, Inc.(a)
12/15/2027	3.875%	498,000	497,874
Total			15,703,968
Metals and Mining 3.6%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	561,000	589,455
09/30/2026	7.000%	366,000	399,522
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	464,000	488,220

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellium NV(a)
03/01/2025	6.625%	830,000	863,245
02/15/2026	5.875%	2,038,000	2,157,563
Freeport-McMoRan, Inc.
09/01/2029	5.250%	861,000	922,370
03/15/2043	5.450%	2,190,000	2,268,318
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	478,000	495,598
01/15/2025	7.625%	1,760,000	1,856,119
Novelis Corp.(a)
08/15/2024	6.250%	457,000	478,793
09/30/2026	5.875%	2,013,000	2,146,424
Total			12,665,627
Midstream 5.4%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	503,000	442,774
Cheniere Energy Partners LP
10/01/2026	5.625%	1,076,000	1,137,960
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	1,253,000	1,287,133
DCP Midstream Operating LP
05/15/2029	5.125%	655,000	680,836
04/01/2044	5.600%	2,711,000	2,634,712
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	885,000	892,207
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	1,050,000	1,094,894
NuStar Logistics LP
06/01/2026	6.000%	397,000	420,476
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	1,242,000	1,216,209
Sunoco LP/Finance Corp.
01/15/2023	4.875%	401,000	410,717
02/15/2026	5.500%	1,052,000	1,092,721
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	499,000	488,585
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	1,050,000	1,090,546
01/15/2028	5.000%	2,956,000	3,020,490
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	1,490,000	1,533,071
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,096,000	1,059,099
Western Gas Partners LP
08/15/2028	4.750%	196,000	195,179
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Midstream Operating LP
03/01/2028	4.500%	657,000	640,615
Total			19,338,224
Oil Field Services 1.4%
Apergy Corp.
05/01/2026	6.375%	1,201,000	1,265,919
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	460,000	473,720
Calfrac Holdings LP(a)
06/15/2026	8.500%	527,000	213,436
Nabors Industries, Inc.
02/01/2025	5.750%	1,183,000	1,065,205
SESI LLC
09/15/2024	7.750%	318,000	211,404
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	507,300	518,267
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	998,000	1,015,465
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	274,000	286,323
Total			5,049,739
Packaging 3.9%
ARD Finance SA(a),(b)
06/30/2027	6.500%	427,000	441,435
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	2,177,000	2,283,472
08/15/2026	4.125%	641,000	659,369
08/15/2027	5.250%	764,000	803,937
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	249,000	262,816
Berry Global, Inc.
07/15/2023	5.125%	1,925,000	1,975,818
BWAY Holding Co.(a)
04/15/2024	5.500%	1,038,000	1,070,562
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	575,000	582,715
Novolex(a)
01/15/2025	6.875%	387,000	390,179
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	1,012,000	1,082,225
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	1,734,703	1,737,405
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	1,521,000	1,573,693

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	539,000	570,667
08/15/2027	8.500%	326,000	362,675
Total			13,796,968
Pharmaceuticals 3.1%
Bausch Health Companies, Inc.(a)
03/01/2023	5.500%	321,000	322,845
04/15/2025	6.125%	1,788,000	1,850,202
11/01/2025	5.500%	730,000	762,947
12/15/2025	9.000%	196,000	222,830
04/01/2026	9.250%	1,148,000	1,319,291
01/31/2027	8.500%	1,094,000	1,247,433
01/30/2028	5.000%	466,000	478,101
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	652,000	674,783
07/15/2027	5.000%	178,000	186,793
Eagle Holding Co. II LLC(a),(b)
05/15/2022	7.750%	680,000	690,458
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	520,000	377,797
Endo Dac/Finance LLC/Finco, Inc.(a),(c)
02/01/2025	6.000%	143,000	96,810
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	2,084,000	2,154,081
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	676,000	675,283
Total			11,059,654
Property & Casualty 0.6%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	739,000	792,742
HUB International Ltd.(a)
05/01/2026	7.000%	1,074,000	1,139,418
USI, Inc.(a)
05/01/2025	6.875%	347,000	353,931
Total			2,286,091
Restaurants 0.6%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	378,000	380,950
IRB Holding Corp.(a)
02/15/2026	6.750%	1,456,000	1,524,365
Yum! Brands, Inc.(a)
01/15/2030	4.750%	387,000	406,822
Total			2,312,137
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.9%
L Brands, Inc.
06/15/2029	7.500%	486,000	503,411
11/01/2035	6.875%	431,000	387,058
PetSmart, Inc.(a)
03/15/2023	7.125%	1,326,000	1,300,067
06/01/2025	5.875%	1,051,000	1,073,286
Total			3,263,822
Supermarkets 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	358,000	371,401
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	420,000	472,067
02/15/2028	5.875%	473,000	503,130
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	708,000	708,011
Total			2,054,609
Technology 5.9%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	892,000	890,362
Ascend Learning LLC(a)
08/01/2025	6.875%	641,000	672,978
08/01/2025	6.875%	604,000	634,916
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	184,000	186,699
Camelot Finance SA(a)
11/01/2026	4.500%	501,000	513,887
CDK Global, Inc.
06/01/2027	4.875%	1,205,000	1,274,827
CommScope Finance LLC(a)
03/01/2026	6.000%	605,000	643,754
CommScope Technologies LLC(a)
06/15/2025	6.000%	902,000	904,751
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	246,000	252,524
Gartner, Inc.(a)
04/01/2025	5.125%	1,589,000	1,655,949
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	779,000	841,770
Informatica LLC(a)
07/15/2023	7.125%	955,000	970,957
Iron Mountain, Inc.
08/15/2024	5.750%	1,956,000	1,977,308

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MSCI, Inc.(a)
11/15/2024	5.250%	528,000	543,540
NCR Corp.
07/15/2022	5.000%	607,000	613,269
12/15/2023	6.375%	1,269,000	1,301,330
NCR Corp.(a)
09/01/2027	5.750%	507,000	540,370
09/01/2029	6.125%	636,000	690,543
Plantronics, Inc.(a)
05/31/2023	5.500%	406,000	398,757
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	1,589,000	1,646,858
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	1,265,000	1,425,255
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	241,000	246,007
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	610,000	648,151
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	438,000	452,564
Verscend Escrow Corp.(a)
08/15/2026	9.750%	880,000	964,609
Total			20,891,935
Transportation Services 1.6%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	96,000	97,680
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	1,525,000	1,572,432
Hertz Corp. (The)(a)
06/01/2022	7.625%	450,000	467,844
10/15/2024	5.500%	445,000	457,308
08/01/2026	7.125%	577,000	624,700
01/15/2028	6.000%	1,777,000	1,781,682
XPO Logistics, Inc.(a)
06/15/2022	6.500%	517,000	526,792
Total			5,528,438
Wireless 4.9%
Altice France SA(a)
05/01/2026	7.375%	2,433,000	2,615,605
02/01/2027	8.125%	775,000	874,636
01/15/2028	5.500%	975,000	1,005,067
Altice Luxembourg SA(a)
05/15/2027	10.500%	954,000	1,094,333
SBA Communications Corp.
09/01/2024	4.875%	2,468,000	2,567,328
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
11/15/2028	6.875%	1,937,000	2,094,332
Sprint Corp.
03/01/2026	7.625%	1,598,000	1,763,858
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	3,053,000	3,278,236
02/01/2026	4.500%	746,000	768,177
02/01/2028	4.750%	1,149,000	1,205,078
Total			17,266,650
Wirelines 2.4%
CenturyLink, Inc.
03/15/2022	5.800%	1,724,000	1,815,778
04/01/2024	7.500%	1,020,000	1,153,554
04/01/2025	5.625%	1,358,000	1,444,797
CenturyLink, Inc.(a)
12/15/2026	5.125%	1,240,000	1,261,401
Frontier Communications Corp.(a)
04/01/2026	8.500%	375,000	379,930
Telecom Italia Capital SA
09/30/2034	6.000%	336,000	362,679
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	1,705,000	1,761,941
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	529,000	539,763
Total			8,719,843
Total Corporate Bonds & Notes (Cost $314,467,607)			328,646,785

Foreign Government Obligations(d) 0.2%

Canada 0.2%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	674,000	695,210
Total Foreign Government Obligations (Cost $699,024)			695,210

Senior Loans 3.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
Vertiv Group Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	5.927%	751,000	748,454

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
December 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.3%
Ellie Mae, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	5.945%	962,587	966,804
Food and Beverage 0.4%
8th Avenue Food & Provisions, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.486%	708,854	711,215
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.486%	752,935	737,876
Total			1,449,091
Health Care 0.0%
Avantor Funding, Inc.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/21/2024	4.799%	136,121	137,255
Metals and Mining 0.5%
Big River Steel LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.945%	1,638,805	1,634,707
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/05/2025	5.216%	1,054,947	1,060,517
Retailers 0.2%
BellRing Brands LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/10/2024	6.799%	608,000	613,703
Technology 1.1%
Applied Systems, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/19/2024	5.195%	386,221	387,391
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ascend Learning LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.799%	521,107	524,040
Dun & Bradstreet Corp. (The)(e),(f)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	6.792%	1,110,000	1,118,791
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.049%	708,219	709,841
Project Alpha Intermediate Holding, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.490%	195,589	195,713
3-month USD LIBOR + 4.250% 04/26/2024	6.240%	586,613	590,280
Ultimate Software Group, Inc. (The)(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	5.549%	436,905	439,430
Total			3,965,486
Total Senior Loans (Cost $10,458,889)			10,576,017

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(g),(h)	9,199,165	9,198,245
Total Money Market Funds (Cost $9,198,245)		9,198,245
Total Investments in Securities (Cost: $334,823,765)		349,116,257
Other Assets & Liabilities, Net		6,749,591
Net Assets		355,865,848

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $215,406,968, which represents 60.53% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	The stated interest rate represents the weighted average interest rate at December 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(f)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	4,489,982	112,465,134	(107,755,951)	9,199,165	711	—	293,530	9,198,245
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	328,646,785	—	328,646,785
Foreign Government Obligations	—	695,210	—	695,210
Senior Loans	—	10,576,017	—	10,576,017
Money Market Funds	9,198,245	—	—	9,198,245
Total Investments in Securities	9,198,245	339,918,012	—	349,116,257
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $325,625,520)	$339,918,012
Affiliated issuers (cost $9,198,245)	9,198,245
Cash	85,081
Receivable for:
Investments sold	1,488,462
Capital shares sold	150,271
Dividends	14,333
Interest	5,360,754
Foreign tax reclaims	17,471
Expense reimbursement due from Investment Manager	1,611
Prepaid expenses	2,311
Total assets	356,236,551
Liabilities
Payable for:
Capital shares purchased	218,920
Management services fees	6,396
Distribution and/or service fees	1,475
Service fees	26,343
Compensation of board members	65,865
Compensation of chief compliance officer	78
Printing and postage fees	20,534
Other expenses	31,092
Total liabilities	370,703
Net assets applicable to outstanding capital stock	$355,865,848
Represented by
Paid in capital	328,378,162
Total distributable earnings (loss)	27,487,686
Total - representing net assets applicable to outstanding capital stock	$355,865,848
Class 1
Net assets	$227,229
Shares outstanding	33,258
Net asset value per share	$6.83
Class 2
Net assets	$74,824,890
Shares outstanding	11,061,380
Net asset value per share	$6.76
Class 3
Net assets	$280,813,729
Shares outstanding	41,215,083
Net asset value per share	$6.81
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	19

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$293,530
Interest	20,582,909
Interfund lending	563
Total income	20,877,002
Expenses:
Management services fees	2,287,706
Distribution and/or service fees
Class 2	160,152
Class 3	355,953
Service fees	226,396
Compensation of board members	21,258
Custodian fees	16,747
Printing and postage fees	67,872
Audit fees	35,000
Legal fees	10,595
Compensation of chief compliance officer	74
Other	18,537
Total expenses	3,200,290
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(289,812)
Total net expenses	2,910,478
Net investment income	17,966,524
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,694,510)
Investments — affiliated issuers	711
Futures contracts	(637,186)
Net realized loss	(3,330,985)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	38,463,012
Futures contracts	582,375
Net change in unrealized appreciation (depreciation)	39,045,387
Net realized and unrealized gain	35,714,402
Net increase in net assets resulting from operations	$53,680,926
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$17,966,524	$19,925,811
Net realized gain (loss)	(3,330,985)	2,186,071
Net change in unrealized appreciation (depreciation)	39,045,387	(36,729,644)
Net increase (decrease) in net assets resulting from operations	53,680,926	(14,617,762)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(2,053)	(659)
Class 2	(3,646,317)	(3,298,623)
Class 3	(16,398,732)	(17,874,444)
Total distributions to shareholders	(20,047,102)	(21,173,726)
Decrease in net assets from capital stock activity	(11,468,179)	(54,351,251)
Total increase (decrease) in net assets	22,165,645	(90,142,739)
Net assets at beginning of year	333,700,203	423,842,942
Net assets at end of year	$355,865,848	$333,700,203

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	33,742	227,316	—	—
Distributions reinvested	314	2,053	103	659
Redemptions	(2,594)	(17,422)	—	—
Net increase	31,462	211,947	103	659
Class 2
Subscriptions	3,664,334	24,222,455	1,068,570	7,084,174
Distributions reinvested	562,634	3,646,317	517,837	3,298,623
Redemptions	(2,036,314)	(13,399,642)	(1,426,237)	(9,248,188)
Net increase	2,190,654	14,469,130	160,170	1,134,609
Class 3
Subscriptions	111,269	745,528	44,320	294,793
Distributions reinvested	2,514,868	16,398,732	2,788,525	17,874,444
Redemptions	(6,513,875)	(43,293,516)	(11,142,291)	(73,655,756)
Net decrease	(3,887,738)	(26,149,256)	(8,309,446)	(55,486,519)
Total net decrease	(1,665,622)	(11,468,179)	(8,149,173)	(54,351,251)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$6.20	0.34	0.70	1.04	(0.41)	(0.41)
Year Ended 12/31/2018	$6.84	0.35	(0.60)	(0.25)	(0.39)	(0.39)
Year Ended 12/31/2017	$6.79	0.36	0.08	0.44	(0.39)	(0.39)
Year Ended 12/31/2016	$6.46	0.35	0.40	0.75	(0.42)	(0.42)
Year Ended 12/31/2015	$6.96	0.36	(0.42)	(0.06)	(0.44)	(0.44)
Class 2
Year Ended 12/31/2019	$6.15	0.33	0.67	1.00	(0.39)	(0.39)
Year Ended 12/31/2018	$6.78	0.33	(0.59)	(0.26)	(0.37)	(0.37)
Year Ended 12/31/2017	$6.74	0.32	0.09	0.41	(0.37)	(0.37)
Year Ended 12/31/2016	$6.41	0.34	0.39	0.73	(0.40)	(0.40)
Year Ended 12/31/2015	$6.91	0.35	(0.43)	(0.08)	(0.42)	(0.42)
Class 3
Year Ended 12/31/2019	$6.19	0.34	0.68	1.02	(0.40)	(0.40)
Year Ended 12/31/2018	$6.83	0.34	(0.60)	(0.26)	(0.38)	(0.38)
Year Ended 12/31/2017	$6.78	0.34	0.09	0.43	(0.38)	(0.38)
Year Ended 12/31/2016	$6.45	0.35	0.39	0.74	(0.41)	(0.41)
Year Ended 12/31/2015	$6.94	0.36	(0.42)	(0.06)	(0.43)	(0.43)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$6.83	17.00%	0.80%	0.67%	5.21%	49%	$227
Year Ended 12/31/2018	$6.20	(3.86%)	0.77%	0.73%	5.31%	39%	$11
Year Ended 12/31/2017	$6.84	6.53%	0.75%	0.75%	5.12%	51%	$12
Year Ended 12/31/2016	$6.79	11.84%	0.75%	0.75%	5.32%	51%	$3,135
Year Ended 12/31/2015	$6.46	(1.15%)	0.78%	0.75%	5.35%	47%	$1,934
Class 2
Year Ended 12/31/2019	$6.76	16.52%	1.02%	0.94%	5.04%	49%	$74,825
Year Ended 12/31/2018	$6.15	(4.00%)	1.01%	0.98%	5.06%	39%	$54,532
Year Ended 12/31/2017	$6.78	6.17%	1.01%	1.01%	4.76%	51%	$59,098
Year Ended 12/31/2016	$6.74	11.65%	1.00%	1.00%	5.07%	51%	$48,310
Year Ended 12/31/2015	$6.41	(1.41%)	1.02%	1.00%	5.06%	47%	$38,807
Class 3
Year Ended 12/31/2019	$6.81	16.72%	0.89%	0.81%	5.18%	49%	$280,814
Year Ended 12/31/2018	$6.19	(4.00%)	0.89%	0.86%	5.18%	39%	$279,157
Year Ended 12/31/2017	$6.83	6.41%	0.89%	0.89%	4.89%	51%	$364,733
Year Ended 12/31/2016	$6.78	11.72%	0.88%	0.88%	5.20%	51%	$400,844
Year Ended 12/31/2015	$6.45	(1.14%)	0.90%	0.87%	5.17%	47%	$420,576
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	23

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
24	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(637,186)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	582,375
26	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	3,767,544

*	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all
28	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.67%	0.72%
Class 2	0.92	0.97
Class 3	0.795	0.845
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
240,093	(240,093)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,047,102	—	20,047,102	21,173,726	—	21,173,726
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
17,600,989	—	(4,414,700)	14,366,766
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
334,749,491	15,427,812	(1,061,046)	14,366,766
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(954,578)	(3,460,122)	(4,414,700)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $161,970,470 and $181,681,114, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
December 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,700,000	2.63	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
32	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 93.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – High Yield Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
36	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
38	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2019	39

Columbia Variable Portfolio – High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6670 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Large Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since November 2019
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since November 2019
Tchintcia Barros, CFA
Portfolio Manager
Managed Fund since 2015
Effective November 26, 2019, John Wilson no longer serves as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	35.90	13.07	14.16
Class 2*	05/03/10	35.53	12.79	13.88
Class 3	09/15/99	35.76	12.93	14.03
Russell 1000 Growth Index		36.39	14.63	15.22
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.3
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	15.2
Consumer Discretionary	13.7
Consumer Staples	2.7
Financials	2.4
Health Care	15.8
Industrials	8.4
Information Technology	38.5
Real Estate	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 76.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 35.76% and underperformed its benchmark, the Russell 1000 Growth Index, which returned 36.39% over the same period. Stock selection in the industrials, consumer staples, real estate and health care sectors aided relative performance. Materials and communication services holdings were a drag on relative returns.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the year, then announced in its December meeting that it would hold the federal Funds rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of the year, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49%, led by a 48.0% price gain in information technology stocks and 30.9% in communication services. Growth stocks solidly outperformed value for the year, and large-cap stocks led mid-cap and small-cap stocks. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Contributors and detractors
Industrial stocks were standout performers for the Fund, especially defense companies L3 Harris Technologies, Inc. and Northrup Grumman Corp. Both outperformed expectations, delivering solid revenue and cash flow growth. Both companies benefited from the trend to higher defense spending in an environment of geopolitical uncertainty, and both companies delivered on anticipated synergies from recently-completed acquisitions.
In the consumer staples sector, Costco Wholesale Corp. and Mondelez International, Inc., an American food and beverage company, made solid contributions to Fund results. Both companies have been share gainers in their respective areas. Costco continued to gain profitable share and had many drivers (fee increase, Visa savings, tax reform and savings leverage) to Fund ongoing investments and generate strong returns on those investments. Costco also benefited from strong consumer loyalty and had committed to turning a profit with its online business. Volume gains and pricing helped drive organic sales growth for Mondelez. The company’s new management team has built investor confidence in its ability to continue driving sustained top-line growth. In the health care sector, Edwards Lifesciences Corp. was a winner. Edwards Lifesciences produces heart valve replacement products that are less invasive than alternative treatments. The company reported impressive revenue growth, boosted by FDA approval of additional indications for its devices. The Fund also benefited from a position in Allergan PLC, which announced that it would be acquired at a premium by AbbVie Inc., another biotechnology company.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Among the year’s disappointments were Albemarle Corp. in the materials sector and Tapestry, Inc. and Ulta Beauty, Inc. in the consumer discretionary sector. Albemarle, the leading global supplier of lithium used in electric vehicles, lost ground as it faced pricing pressure and lowered expectations for 2020. We exited the stock. Tapestry lost ground after the company announced disappointing results relative to expectations for its recent acquisition of Kate Spade. Trade and tariff fears also figured into the company’s outlook. Ultimately, we felt that the company’s execution differed from our original thesis for Tapestry and we sold the stock. Ulta Beauty, which had been a solid performer for the Fund in 2018, reduced earnings guidance as it faced increased industry pressure. Investors drove its shares down sharply, and we sold the stock.
At period’s end
After three short-term interest rate cuts in 2019, the Fed remained on hold at the close of the reporting period while geopolitical uncertainty remained high and economic data had become increasingly mixed. Against this backdrop, we aim to deliver long-term capital growth by focusing mainly on individual stock selection. We believe that selecting investment opportunities based upon evaluation of a combination of certain characteristics has the potential to outperform throughout a market cycle. We emphasize companies that have strong free cash flow generation potential, improving revenue and earnings trends, high or rising returns on invested capital and sound or improving balance sheets. The fund ended the period overweight in the health care and communication services sectors and underweight in consumer staples.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,112.40	1,021.76	3.93	3.76	0.73
Class 2	1,000.00	1,000.00	1,110.80	1,020.49	5.27	5.05	0.98
Class 3	1,000.00	1,000.00	1,111.50	1,021.10	4.63	4.43	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 15.0%
Entertainment 2.9%
Electronic Arts, Inc.(a)	266,909	28,695,386
Walt Disney Co. (The)	222,122	32,125,505
Total		60,820,891
Interactive Media & Services 10.4%
Alphabet, Inc., Class A(a)	46,318	62,037,866
Alphabet, Inc., Class C(a)	48,921	65,408,355
Facebook, Inc., Class A(a)	419,735	86,150,609
Total		213,596,830
Media 0.6%
DISH Network Corp., Class A(a)	334,374	11,860,246
Wireless Telecommunication Services 1.1%
T-Mobile U.S.A., Inc.(a)	290,364	22,770,345
Total Communication Services		309,048,312
Consumer Discretionary 13.5%
Internet & Direct Marketing Retail 8.8%
Alibaba Group Holding Ltd., ADR(a)	98,086	20,804,041
Amazon.com, Inc.(a)	67,447	124,631,264
Booking Holdings, Inc.(a)	16,760	34,420,515
Chewy, Inc., Class A(a)	32,035	929,015
Total		180,784,835
Multiline Retail 1.5%
Target Corp.	237,372	30,433,464
Textiles, Apparel & Luxury Goods 3.2%
Nike, Inc., Class B	384,312	38,934,649
VF Corp.	274,057	27,312,520
Total		66,247,169
Total Consumer Discretionary		277,465,468
Consumer Staples 2.6%
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	107,000	31,449,440
Food Products 1.1%
Mondelez International, Inc., Class A	404,361	22,272,204
Total Consumer Staples		53,721,644
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 2.3%
Banks 1.2%
Citigroup, Inc.	305,735	24,425,169
Insurance 1.1%
Allstate Corp. (The)	209,831	23,595,496
Total Financials		48,020,665
Health Care 15.6%
Biotechnology 3.5%
Alexion Pharmaceuticals, Inc.(a)	177,985	19,249,078
BioMarin Pharmaceutical, Inc.(a)	213,292	18,033,838
Exact Sciences Corp.(a)	106,610	9,859,293
Vertex Pharmaceuticals, Inc.(a)	112,042	24,531,596
Total		71,673,805
Health Care Equipment & Supplies 6.9%
Abbott Laboratories	428,320	37,203,875
Baxter International, Inc.	349,313	29,209,553
Danaher Corp.	187,049	28,708,281
Edwards Lifesciences Corp.(a)	103,694	24,190,773
Medtronic PLC	205,727	23,339,728
Total		142,652,210
Health Care Providers & Services 2.0%
Guardant Health, Inc.(a)	105,573	8,249,475
Humana, Inc.	89,035	32,633,108
Total		40,882,583
Life Sciences Tools & Services 0.7%
Bio-Techne Corp.	68,634	15,065,849
Pharmaceuticals 2.5%
Allergan PLC	61,121	11,684,502
Bristol-Myers Squibb Co.	612,900	39,342,051
Total		51,026,553
Total Health Care		321,301,000
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 8.3%
Aerospace & Defense 2.8%
L3 Harris Technologies, Inc.	97,486	19,289,555
Northrop Grumman Corp.	67,831	23,331,829
Spirit AeroSystems Holdings, Inc., Class A	209,660	15,280,021
Total		57,901,405
Electrical Equipment 1.1%
AMETEK, Inc.	240,735	24,010,909
Industrial Conglomerates 1.6%
Honeywell International, Inc.	184,549	32,665,173
Machinery 1.3%
Ingersoll-Rand PLC	196,897	26,171,549
Road & Rail 1.5%
Norfolk Southern Corp.	155,647	30,215,752
Total Industrials		170,964,788
Information Technology 37.9%
Electronic Equipment, Instruments & Components 1.1%
Zebra Technologies Corp., Class A(a)	87,132	22,256,998
IT Services 9.0%
Fidelity National Information Services, Inc.	208,498	28,999,987
Fiserv, Inc.(a)	265,839	30,738,964
PayPal Holdings, Inc.(a)	446,577	48,306,234
Visa, Inc., Class A	408,767	76,807,319
Total		184,852,504
Semiconductors & Semiconductor Equipment 8.0%
Broadcom, Inc.	115,464	36,488,933
Lam Research Corp.	73,429	21,470,640
NVIDIA Corp.	194,701	45,813,145
NXP Semiconductors NV	277,664	35,335,521
Qorvo, Inc.(a)	141,858	16,488,155
Teradyne, Inc.	146,162	9,966,787
Total		165,563,181
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 13.7%
Adobe, Inc.(a)	165,265	54,506,050
Microsoft Corp.	890,251	140,392,583
Palo Alto Networks, Inc.(a)	98,025	22,668,281
Salesforce.com, Inc.(a)	192,567	31,319,097
ServiceNow, Inc.(a)	58,366	16,477,889
VMware, Inc., Class A	114,494	17,379,044
Total		282,742,944
Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	428,942	125,958,818
Total Information Technology		781,374,445
Real Estate 3.2%
Equity Real Estate Investment Trusts (REITS) 3.2%
American Tower Corp.	162,450	37,334,259
Equinix, Inc.	50,428	29,434,824
Total		66,769,083
Total Real Estate		66,769,083
Total Common Stocks (Cost $1,358,223,981)		2,028,665,405

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	35,359,382	35,355,846
Total Money Market Funds (Cost $35,357,697)		35,355,846
Total Investments in Securities (Cost: $1,393,581,678)		2,064,021,251
Other Assets & Liabilities, Net		(1,863,824)
Net Assets		2,062,157,427

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	38,465,083	386,412,503	(389,518,204)	35,359,382	(1,977)	(1,851)	904,615	35,355,846
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	309,048,312	—	—	309,048,312
Consumer Discretionary	277,465,468	—	—	277,465,468
Consumer Staples	53,721,644	—	—	53,721,644
Financials	48,020,665	—	—	48,020,665
Health Care	321,301,000	—	—	321,301,000
Industrials	170,964,788	—	—	170,964,788
Information Technology	781,374,445	—	—	781,374,445
Real Estate	66,769,083	—	—	66,769,083
Total Common Stocks	2,028,665,405	—	—	2,028,665,405
Money Market Funds	35,355,846	—	—	35,355,846
Total Investments in Securities	2,064,021,251	—	—	2,064,021,251
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,358,223,981)	$2,028,665,405
Affiliated issuers (cost $35,357,697)	35,355,846
Receivable for:
Capital shares sold	29,379
Dividends	1,177,400
Foreign tax reclaims	22,219
Prepaid expenses	5,426
Total assets	2,065,255,675
Liabilities
Payable for:
Capital shares purchased	2,722,329
Management services fees	39,129
Distribution and/or service fees	1,686
Service fees	49,478
Compensation of board members	230,362
Compensation of chief compliance officer	415
Other expenses	54,849
Total liabilities	3,098,248
Net assets applicable to outstanding capital stock	$2,062,157,427
Represented by
Trust capital	$2,062,157,427
Total - representing net assets applicable to outstanding capital stock	$2,062,157,427
Class 1
Net assets	$1,700,173,879
Shares outstanding	77,700,101
Net asset value per share	$21.88
Class 2
Net assets	$131,133,100
Shares outstanding	6,140,179
Net asset value per share	$21.36
Class 3
Net assets	$230,850,448
Shares outstanding	10,668,321
Net asset value per share	$21.64
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$16,561,184
Dividends — affiliated issuers	904,615
Interfund lending	59
Foreign taxes withheld	(20,044)
Total income	17,445,814
Expenses:
Management services fees	13,196,923
Distribution and/or service fees
Class 2	308,917
Class 3	275,465
Service fees	436,590
Compensation of board members	57,984
Custodian fees	17,621
Printing and postage fees	57,959
Audit fees	30,681
Legal fees	24,657
Compensation of chief compliance officer	397
Other	35,494
Total expenses	14,442,688
Net investment income	3,003,126
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	168,393,201
Investments — affiliated issuers	(1,977)
Net realized gain	168,391,224
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	393,982,588
Investments — affiliated issuers	(1,851)
Net change in unrealized appreciation (depreciation)	393,980,737
Net realized and unrealized gain	562,371,961
Net increase in net assets resulting from operations	$565,375,087
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$3,003,126	$2,414,682
Net realized gain	168,391,224	115,295,129
Net change in unrealized appreciation (depreciation)	393,980,737	(178,594,543)
Net increase (decrease) in net assets resulting from operations	565,375,087	(60,884,732)
Decrease in net assets from capital stock activity	(121,387,167)	(82,618,750)
Total increase (decrease) in net assets	443,987,920	(143,503,482)
Net assets at beginning of year	1,618,169,507	1,761,672,989
Net assets at end of year	$2,062,157,427	$1,618,169,507

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	282,595	5,422,445	358,414	6,311,350
Redemptions	(4,095,180)	(79,930,505)	(2,852,198)	(51,531,781)
Net decrease	(3,812,585)	(74,508,060)	(2,493,784)	(45,220,431)
Class 2
Subscriptions	382,032	7,219,651	828,438	14,456,375
Redemptions	(1,146,409)	(21,781,555)	(1,320,347)	(23,343,749)
Net decrease	(764,377)	(14,561,904)	(491,909)	(8,887,374)
Class 3
Subscriptions	72,567	1,366,805	112,368	2,030,639
Redemptions	(1,752,447)	(33,684,008)	(1,726,243)	(30,541,584)
Net decrease	(1,679,880)	(32,317,203)	(1,613,875)	(28,510,945)
Total net decrease	(6,256,842)	(121,387,167)	(4,599,568)	(82,618,750)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

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Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$16.10	0.04	5.74	5.78
Year Ended 12/31/2018	$16.76	0.03	(0.69)	(0.66)
Year Ended 12/31/2017	$13.08	0.05	3.63	3.68
Year Ended 12/31/2016	$12.92	0.09	0.07	0.16
Year Ended 12/31/2015	$11.84	0.03	1.05	1.08
Class 2
Year Ended 12/31/2019	$15.76	(0.01)	5.61	5.60
Year Ended 12/31/2018	$16.44	(0.02)	(0.66)	(0.68)
Year Ended 12/31/2017	$12.86	0.02	3.56	3.58
Year Ended 12/31/2016	$12.73	0.04	0.09	0.13
Year Ended 12/31/2015	$11.70	0.00(c)	1.03	1.03
Class 3
Year Ended 12/31/2019	$15.94	0.01	5.69	5.70
Year Ended 12/31/2018	$16.62	0.01	(0.69)	(0.68)
Year Ended 12/31/2017	$12.99	0.04	3.59	3.63
Year Ended 12/31/2016	$12.84	0.07	0.08	0.15
Year Ended 12/31/2015	$11.78	0.01	1.05	1.06

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$21.88	35.90%	0.73%	0.73%	0.19%	39%	$1,700,174
Year Ended 12/31/2018	$16.10	(3.94%)	0.74%	0.74%	0.16%	27%	$1,312,513
Year Ended 12/31/2017	$16.76	28.14%	0.77%	0.76%	0.36%	35%	$1,408,054
Year Ended 12/31/2016	$13.08	1.24%	0.80%	0.77%	0.69%	54%	$1,267,016
Year Ended 12/31/2015	$12.92	9.12%	0.80%	0.79%	0.23%	56%	$1,198,464
Class 2
Year Ended 12/31/2019	$21.36	35.53%	0.98%	0.98%	(0.06%)	39%	$131,133
Year Ended 12/31/2018	$15.76	(4.14%)	0.99%	0.99%	(0.09%)	27%	$108,782
Year Ended 12/31/2017	$16.44	27.84%	1.02%	1.01%	0.11%	35%	$121,608
Year Ended 12/31/2016	$12.86	1.02%	1.05%	1.01%	0.35%	54%	$108,824
Year Ended 12/31/2015	$12.73	8.80%	1.05%	1.04%	(0.02%)	56%	$32,835
Class 3
Year Ended 12/31/2019	$21.64	35.76%	0.86%	0.86%	0.06%	39%	$230,850
Year Ended 12/31/2018	$15.94	(4.09%)	0.86%	0.86%	0.04%	27%	$196,874
Year Ended 12/31/2017	$16.62	27.94%	0.89%	0.88%	0.23%	35%	$232,010
Year Ended 12/31/2016	$12.99	1.17%	0.92%	0.89%	0.55%	54%	$207,757
Year Ended 12/31/2015	$12.84	9.00%	0.92%	0.92%	0.10%	56%	$252,250
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.70% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
20	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.75%
Class 2	1.00
Class 3	0.875
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $726,986,252 and $851,643,599, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	200,000	2.67	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
22	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 91.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
26	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
28	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2019	29

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Columbia Variable Portfolio – Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6464 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Dividend Opportunity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Dividend Opportunity Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	24.07	8.16	10.13
Class 2*	05/03/10	23.76	7.89	9.85
Class 3	09/15/99	23.92	8.03	10.00
MSCI USA High Dividend Yield Index (Net)		21.26	9.78	12.65
Russell 1000 Value Index		26.54	8.29	11.80
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	89.1
Convertible Bonds	0.8
Convertible Preferred Stocks	9.1
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	7.2
Consumer Discretionary	4.4
Consumer Staples	12.3
Energy	10.2
Financials	15.9
Health Care	16.2
Industrials	6.7
Information Technology	12.6
Materials	2.5
Real Estate	4.1
Utilities	7.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 38.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 23.92%. The Fund outperformed its primary benchmark, the MSCI USA High Dividend Yield Index (Net), which returned 21.26%. It underperformed the Russell 1000 Value Index, which returned 26.54% for the same period. Stock selection in the consumer staples, financials and industrials sectors aided performance relative to the Fund’s primary benchmark.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the year, then announced in its December meeting that it would hold the federal funds rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of the year, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49%, led by a 48.0% price gain in information technology stocks and 30.9% in communication services. Growth stocks solidly outperformed value for the year, and large-cap stocks led mid-cap and small-cap stocks. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Contributors and detractors
In the consumer staples sector, ConAgra Foods, Inc. was a leading contributor to Fund returns. The company had good execution integrating the Pinnacle Foods acquisition and investor interest in its plant-based meat substitute business helped buoy returns over the course of the year.
In the financials sector, JPMorgan Chase & Co. was one of the Fund’s best performers, as rising dividends aided the income generated by the Fund. Truist Financial Corp., formerly BB&T Corp., a bank holding company based in Charlotte, North Carolina was another solid contributor. Its merger with SunTrust Bank was a slow story to develop but the stock recovered strongly in the second half of the year.
In the industrials sector, we did well to liquidate a position in Boeing Co. early in the year. We sold the stock at a profit and also avoided the subsequent significant downturn that resulted from continued fallout from the company’s grounding of the 737 Max.
In the real estate sector, Alexandria Real Estate Equities, Inc., a medical research REIT, rose strongly. The company rents space to biotechnology companies that they have rehabilitated specifically for the industry. We took some profits in the stock but also held onto the position.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At period’s end
Although the Fund outperformed its primary benchmark, we continue to believe that the Fund’s positioning has the potential to improve competitive performance. We believe the purposeful diversification we have executed and our reliance on the professional research department at Columbia Threadneedle Investments instill optimism that the Fund is well-positioned going forward.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,074.40	1,021.81	3.81	3.71	0.72
Class 2	1,000.00	1,000.00	1,072.90	1,020.54	5.12	4.99	0.97
Class 3	1,000.00	1,000.00	1,073.90	1,021.20	4.44	4.33	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 89.1%
Issuer	Shares	Value ($)
Communication Services 7.1%
Diversified Telecommunication Services 7.1%
AT&T, Inc.	1,065,000	41,620,200
BCE, Inc.	315,000	14,600,250
Verizon Communications, Inc.	850,000	52,190,000
Total		108,410,450
Total Communication Services		108,410,450
Consumer Discretionary 4.4%
Automobiles 0.8%
General Motors Co.	315,000	11,529,000
Hotels, Restaurants & Leisure 1.7%
Extended Stay America, Inc.	500,000	7,430,000
Las Vegas Sands Corp.	165,000	11,391,600
Six Flags Entertainment Corp.	170,000	7,668,700
Total		26,490,300
Household Durables 0.5%
Newell Brands, Inc.	400,000	7,688,000
Multiline Retail 0.9%
Target Corp.	102,500	13,141,525
Specialty Retail 0.5%
Home Depot, Inc. (The)	35,000	7,643,300
Total Consumer Discretionary		66,492,125
Consumer Staples 12.0%
Beverages 4.0%
Coca-Cola Co. (The)	425,000	23,523,750
PepsiCo, Inc.	275,000	37,584,250
Total		61,108,000
Food Products 2.1%
ConAgra Foods, Inc.	500,000	17,120,000
General Mills, Inc.	275,000	14,729,000
Total		31,849,000
Household Products 2.9%
Kimberly-Clark Corp.	110,000	15,130,500
Procter & Gamble Co. (The)	240,000	29,976,000
Total		45,106,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 3.0%
Philip Morris International, Inc.	535,000	45,523,150
Total Consumer Staples		183,586,650
Energy 10.0%
Oil, Gas & Consumable Fuels 10.0%
BP PLC, ADR	1,350,000	50,949,000
Chevron Corp.	435,000	52,421,850
ConocoPhillips Co.	185,000	12,030,550
Suncor Energy, Inc.	360,000	11,808,000
Valero Energy Corp.	147,500	13,813,375
Williams Companies, Inc. (The)	485,000	11,504,200
Total		152,526,975
Total Energy		152,526,975
Financials 15.6%
Banks 12.3%
Citigroup, Inc.	510,000	40,743,900
JPMorgan Chase & Co.	500,000	69,700,000
KeyCorp	590,000	11,941,600
PNC Financial Services Group, Inc. (The)	72,500	11,573,175
Truist Financial Corp.	275,000	15,488,000
Wells Fargo & Co.	710,000	38,198,000
Total		187,644,675
Capital Markets 1.3%
Ares Capital Corp.	400,000	7,460,000
Morgan Stanley	245,000	12,524,400
Total		19,984,400
Insurance 2.0%
MetLife, Inc.	300,000	15,291,000
Principal Financial Group, Inc.	275,000	15,125,000
Total		30,416,000
Total Financials		238,045,075
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.9%
Biotechnology 4.9%
AbbVie, Inc.	425,000	37,629,500
Amgen, Inc.	92,500	22,298,975
Gilead Sciences, Inc.	225,000	14,620,500
Total		74,548,975
Pharmaceuticals 9.0%
Bristol-Myers Squibb Co.	325,000	20,861,750
Eli Lilly & Co.	125,000	16,428,750
Johnson & Johnson	340,000	49,595,800
Merck & Co., Inc.	335,000	30,468,250
Pfizer, Inc.	500,000	19,590,000
Total		136,944,550
Total Health Care		211,493,525
Industrials 5.9%
Aerospace & Defense 0.8%
Lockheed Martin Corp.	30,000	11,681,400
Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	122,500	14,339,850
Airlines 0.7%
Delta Air Lines, Inc.	180,000	10,526,400
Electrical Equipment 0.5%
Eaton Corp. PLC	82,500	7,814,400
Industrial Conglomerates 0.8%
3M Co.	67,500	11,908,350
Machinery 1.2%
Caterpillar, Inc.	127,500	18,829,200
Road & Rail 1.0%
Union Pacific Corp.	85,000	15,367,150
Total Industrials		90,466,750
Information Technology 11.2%
Communications Equipment 3.1%
Cisco Systems, Inc.	975,000	46,761,000
Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	385,000	11,207,350
IT Services 1.9%
International Business Machines Corp.	215,000	28,818,600
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.5%
Broadcom, Inc.	65,000	20,541,300
Maxim Integrated Products, Inc.	135,000	8,303,850
Texas Instruments, Inc.	192,500	24,695,825
Total		53,540,975
Software 0.5%
Symantec Corp.	300,000	7,656,000
Technology Hardware, Storage & Peripherals 1.5%
Seagate Technology PLC	195,000	11,602,500
Western Digital Corp.	185,000	11,741,950
Total		23,344,450
Total Information Technology		171,328,375
Materials 2.5%
Chemicals 2.0%
Dow, Inc.	275,000	15,050,750
Nutrien Ltd.	315,000	15,091,650
Total		30,142,400
Metals & Mining 0.5%
Steel Dynamics, Inc.	220,000	7,488,800
Total Materials		37,631,200
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Alexandria Real Estate Equities, Inc.	72,500	11,714,550
Duke Realty Corp.	425,000	14,734,750
Equinix, Inc.	13,500	7,879,950
Medical Properties Trust, Inc.	535,000	11,293,850
Total		45,623,100
Total Real Estate		45,623,100
Utilities 3.5%
Electric Utilities 1.8%
Edison International	155,000	11,688,550
Xcel Energy, Inc.	240,000	15,237,600
Total		26,926,150

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.7%
Ameren Corp.	200,000	15,360,000
NiSource, Inc.	375,000	10,440,000
Total		25,800,000
Total Utilities		52,726,150
Total Common Stocks (Cost $1,216,245,758)		1,358,330,375

Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.8%
AXA SA(a)
05/15/2021	7.250%	10,500,000	12,120,045
Total Convertible Bonds (Cost $10,754,919)			12,120,045

Convertible Preferred Stocks 9.0%
Issuer		Shares	Value ($)
Health Care 2.0%
Health Care Equipment & Supplies 2.0%
Becton Dickinson and Co.	6.125%	240,000	15,703,947
Danaher Corp.	4.750%	13,000	15,286,570
Total			30,990,517
Total Health Care			30,990,517
Industrials 0.6%
Machinery 0.6%
Stanley Black & Decker, Inc.	5.250%	83,000	9,020,938
Total Industrials			9,020,938
Information Technology 1.1%
Semiconductors & Semiconductor Equipment 1.1%
Broadcom, Inc.	8.000%	14,700	17,174,892
Total Information Technology			17,174,892
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
Crown Castle International Corp.	6.875%	12,000	15,379,754
Total Real Estate			15,379,754
Utilities 4.3%
Electric Utilities 2.0%
American Electric Power Co., Inc.	6.125%	425,000	22,940,225
Southern Co. (The)	6.750%	145,000	7,806,800
Total			30,747,025
Multi-Utilities 1.8%
Dominion Energy, Inc.	7.250%	107,500	11,482,075
DTE Energy Co.	6.250%	300,000	15,339,600
Total			26,821,675
Water Utilities 0.5%
Aqua America, Inc.	6.000%	125,000	7,791,075
Total Utilities			65,359,775
Total Convertible Preferred Stocks (Cost $124,990,455)			137,925,876

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	15,299,635	15,298,105
Total Money Market Funds (Cost $15,298,577)		15,298,105
Total Investments in Securities (Cost: $1,367,289,709)		1,523,674,401
Other Assets & Liabilities, Net		1,302,674
Net Assets		1,524,977,075

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $12,120,045, which represents 0.79% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	10,177,410	336,381,079	(331,258,854)	15,299,635	(1,704)	(472)	436,582	15,298,105
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	108,410,450	—	—	108,410,450
Consumer Discretionary	66,492,125	—	—	66,492,125
Consumer Staples	183,586,650	—	—	183,586,650
Energy	152,526,975	—	—	152,526,975
Financials	238,045,075	—	—	238,045,075
Health Care	211,493,525	—	—	211,493,525
Industrials	90,466,750	—	—	90,466,750
Information Technology	171,328,375	—	—	171,328,375
Materials	37,631,200	—	—	37,631,200
Real Estate	45,623,100	—	—	45,623,100
Utilities	52,726,150	—	—	52,726,150
Total Common Stocks	1,358,330,375	—	—	1,358,330,375
Convertible Bonds	—	12,120,045	—	12,120,045
Convertible Preferred Stocks
Health Care	—	30,990,517	—	30,990,517
Industrials	—	9,020,938	—	9,020,938
Information Technology	—	17,174,892	—	17,174,892
Real Estate	—	15,379,754	—	15,379,754
Utilities	—	65,359,775	—	65,359,775
Total Convertible Preferred Stocks	—	137,925,876	—	137,925,876
Money Market Funds	15,298,105	—	—	15,298,105
Total Investments in Securities	1,373,628,480	150,045,921	—	1,523,674,401
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,351,991,132)	$1,508,376,296
Affiliated issuers (cost $15,298,577)	15,298,105
Receivable for:
Investments sold	1,516,181
Capital shares sold	673
Dividends	2,405,472
Interest	97,271
Foreign tax reclaims	429,377
Prepaid expenses	4,602
Total assets	1,528,127,977
Liabilities
Payable for:
Investments purchased	711,378
Capital shares purchased	2,035,762
Management services fees	27,881
Distribution and/or service fees	3,329
Service fees	55,327
Compensation of board members	236,427
Compensation of chief compliance officer	327
Other expenses	80,471
Total liabilities	3,150,902
Net assets applicable to outstanding capital stock	$1,524,977,075
Represented by
Trust capital	$1,524,977,075
Total - representing net assets applicable to outstanding capital stock	$1,524,977,075
Class 1
Net assets	$632,897,763
Shares outstanding	21,392,349
Net asset value per share	$29.59
Class 2
Net assets	$81,504,402
Shares outstanding	2,824,268
Net asset value per share	$28.86
Class 3
Net assets	$810,574,910
Shares outstanding	27,744,508
Net asset value per share	$29.22
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$56,266,672
Dividends — affiliated issuers	436,582
Interest	541,129
Foreign taxes withheld	(741,395)
Total income	56,502,988
Expenses:
Management services fees	9,854,871
Distribution and/or service fees
Class 2	183,981
Class 3	997,702
Service fees	596,862
Compensation of board members	53,146
Custodian fees	11,034
Printing and postage fees	186,376
Audit fees	47,531
Legal fees	21,030
Compensation of chief compliance officer	306
Other	53,096
Total expenses	12,005,935
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(248,805)
Total net expenses	11,757,130
Net investment income	44,745,858
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	67,451,467
Investments — affiliated issuers	(1,704)
Foreign currency translations	14,149
Net realized gain	67,463,912
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	199,017,345
Investments — affiliated issuers	(472)
Foreign currency translations	(14,068)
Net change in unrealized appreciation (depreciation)	199,002,805
Net realized and unrealized gain	266,466,717
Net increase in net assets resulting from operations	$311,212,575
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$44,745,858	$52,790,360
Net realized gain	67,463,912	162,445,574
Net change in unrealized appreciation (depreciation)	199,002,805	(300,424,389)
Net increase (decrease) in net assets resulting from operations	311,212,575	(85,188,455)
Decrease in net assets from capital stock activity	(134,334,224)	(408,447,805)
Total increase (decrease) in net assets	176,878,351	(493,636,260)
Net assets at beginning of year	1,348,098,724	1,841,734,984
Net assets at end of year	$1,524,977,075	$1,348,098,724

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	133,595	3,631,958	643,362	16,199,937
Redemptions	(1,258,925)	(34,291,641)	(11,028,572)	(276,248,610)
Net decrease	(1,125,330)	(30,659,683)	(10,385,210)	(260,048,673)
Class 2
Subscriptions	379,689	10,008,585	253,800	6,328,719
Redemptions	(203,625)	(5,446,331)	(401,740)	(10,006,252)
Net increase (decrease)	176,064	4,562,254	(147,940)	(3,677,533)
Class 3
Subscriptions	32,858	903,929	18,538	464,509
Redemptions	(4,061,075)	(109,140,724)	(5,758,018)	(145,186,108)
Net decrease	(4,028,217)	(108,236,795)	(5,739,480)	(144,721,599)
Total net decrease	(4,977,483)	(134,334,224)	(16,272,630)	(408,447,805)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$23.85	0.85	4.89	5.74
Year Ended 12/31/2018	$25.30	0.85	(2.30)	(1.45)
Year Ended 12/31/2017	$22.12	0.89	2.29	3.18
Year Ended 12/31/2016	$19.46	0.78	1.88	2.66
Year Ended 12/31/2015	$19.99	0.73	(1.26)	(0.53)
Class 2
Year Ended 12/31/2019	$23.32	0.77	4.77	5.54
Year Ended 12/31/2018	$24.81	0.75	(2.24)	(1.49)
Year Ended 12/31/2017	$21.74	0.82	2.25	3.07
Year Ended 12/31/2016	$19.17	0.72	1.85	2.57
Year Ended 12/31/2015	$19.74	0.65	(1.22)	(0.57)
Class 3
Year Ended 12/31/2019	$23.58	0.81	4.83	5.64
Year Ended 12/31/2018	$25.05	0.79	(2.26)	(1.47)
Year Ended 12/31/2017	$21.92	0.86	2.27	3.13
Year Ended 12/31/2016	$19.31	0.75	1.86	2.61
Year Ended 12/31/2015	$19.86	0.68	(1.23)	(0.55)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$29.59	24.07%	0.74%	0.72%	3.13%	46%	$632,898
Year Ended 12/31/2018	$23.85	(5.73%)	0.72%	0.72%	3.31%	87%	$537,062
Year Ended 12/31/2017	$25.30	14.38%	0.73%	0.73%	3.82%	62%	$832,599
Year Ended 12/31/2016	$22.12	13.67%	0.74%	0.74%	3.78%	64%	$742,337
Year Ended 12/31/2015	$19.46	(2.65%)	0.71%	0.71%	3.65%	93%	$657,752
Class 2
Year Ended 12/31/2019	$28.86	23.76%	0.99%	0.97%	2.88%	46%	$81,504
Year Ended 12/31/2018	$23.32	(6.01%)	0.97%	0.97%	2.99%	87%	$61,764
Year Ended 12/31/2017	$24.81	14.12%	0.98%	0.98%	3.58%	62%	$69,367
Year Ended 12/31/2016	$21.74	13.41%	0.99%	0.99%	3.52%	64%	$59,186
Year Ended 12/31/2015	$19.17	(2.89%)	0.98%	0.98%	3.33%	93%	$46,304
Class 3
Year Ended 12/31/2019	$29.22	23.92%	0.86%	0.84%	3.00%	46%	$810,575
Year Ended 12/31/2018	$23.58	(5.87%)	0.85%	0.84%	3.11%	87%	$749,273
Year Ended 12/31/2017	$25.05	14.28%	0.86%	0.86%	3.71%	62%	$939,770
Year Ended 12/31/2016	$21.92	13.52%	0.87%	0.87%	3.66%	64%	$967,557
Year Ended 12/31/2015	$19.31	(2.77%)	0.86%	0.86%	3.45%	93%	$982,852
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple
18	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
20	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.67% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.72%
Class 2	0.97
Class 3	0.845
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $666,932,961 and $764,423,589, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
22	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 96.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Dividend Opportunity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
26	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
28	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2019	29

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Columbia Variable Portfolio – Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6468 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – U.S. Government Mortgage Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2012
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2012
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	6.73	3.18	2.61
Class 2*	05/03/10	6.50	2.93	2.36
Class 3	09/15/99	6.61	3.05	2.49
Bloomberg Barclays U.S. Mortgage-Backed Securities Index		6.35	2.58	3.15
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2013 reflects returns achieved pursuant to a different investment objective and different principal investment strategies. If the Fund’s current investment objective and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Agency	0.0(a)
Asset-Backed Securities — Non-Agency	5.9
Commercial Mortgage-Backed Securities - Agency	4.2
Commercial Mortgage-Backed Securities - Non-Agency	4.2
Money Market Funds	3.3
Options Purchased Calls	0.0(a)
Residential Mortgage-Backed Securities - Agency	74.6
Residential Mortgage-Backed Securities - Non-Agency	7.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
AAA rating	81.5
AA rating	2.8
A rating	2.6
BBB rating	6.0
BB rating	1.2
B rating	0.8
Not rated	5.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 87.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 6.61% and slightly outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which returned 6.35% for the same period. A focus on call-protected pools and structures within agency mortgage-backed securities (MBS) and exposure to off-benchmark structured assets added to the Fund’s relative performance, while positioning with respect to interest rates weighed on the Fund’s return.
Declining interest rates drove MBS performance
Risk sentiment rebounded in the first quarter of 2019 after the decline in credit markets seen in late 2018. With the Federal Reserve (Fed) signaling patience with respect to future increases in the benchmark overnight lending rate, markets took the view that the Fed was likely to remain on hold in 2019. Credit sentiment wavered in May as President Trump announced plans to impose a 25% tariff on $200 billion in imports from China. In the wake of this escalation in the U.S.-China trade war, expectations increasingly shifted toward one or more cuts in the federal funds target rate before the end of 2019. The change in the outlook for Fed policy fueled a notable decline in Treasury yields and mortgage rates. The Fed implemented quarter-point reductions in its benchmark federal funds target rate at its August 1 and September 19 meetings.
The Fed cut the federal funds target rate by another quarter-point at its October 30 meeting, leaving the target range at 1.50%-1.75%. However, the Fed signaled that this move likely represented the end of its mid-cycle downward adjustment in rates, leading to a rise in Treasury rates and a cooling in bond market returns. More credit-sensitive areas of the market outperformed headed into year-end on signs of stronger economic growth and an improved tone to trade negotiations.
For the full 12 months ended December 31, 2019, Treasury yields finished lower along the length of the curve and the curve steepened modestly as decreases on the front-end were more significant. To illustrate, the two-year Treasury yield declined 90 basis points from 2.48% to 1.58%, the 10-year declined 77 basis points from 2.69% to 1.92%, and the 30-year declined 63 basis points from 3.02 to 2.39%.
Agency MBS provided positive returns for the period while lagging structured asset classes with exposure to consumer credit fundamentals. Within agency MBS, pools and structures with call protection outperformed on strong demand as refinancing of underlying mortgages for the broader market accelerated with the decline in interest rates seen over the year.
Security selection and credit exposure boosted Fund performance
The Fund’s performance relative to the benchmark for the 12 months was helped by its positioning within agency MBS. With respect to agency pass-through securities, a focus on specified pools with characteristics offering greater call protection added to performance as investors sought to minimize exposure to accelerating prepayments. Similarly, a focus on call-protected structures within agency collateralized mortgage obligations was rewarded.
The Fund’s allocation to off-benchmark structured assets including non-agency MBS, commercial mortgage-backed securities (CMBS) and asset backed securities (ABS) added to relative performance for the 12 months. These segments continued to be supported by favorable consumer fundamentals including a backdrop of full employment, wage growth, and low delinquencies on installment debt such as credit card and auto loan receivables. In addition, the housing market was buttressed by low supply and attractive borrowing rates for homebuyers.
The Fund’s tactical positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity acted as a constraint on performance. Specifically, the Fund carried a below-benchmark duration in early 2019 as Treasury yields moved lower.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Derivative positions
During the annual period we sought to protect against the potential for rising interest rates by purchasing options on interest rate swaps (or “swaptions”). In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. In aggregate, the Fund’s use of derivatives did not have a material effect on performance.
At period’s end
While we have had a somewhat cautious stance with respect to the portfolio’s sensitivity to interest rates, we were comfortable at the close of the reporting period with a neutral duration entering 2020 given the recent upward move in Treasury yields. At the same time, rates remained at relatively low levels, and within the Fund’s core agency MBS allocation we continued to favor call-protected pools and structures. This stance was also supported by the increased role of non-bank players in the mortgage lending market, which continued to promote more frequent refinancing.
At the end of the reporting period, we believed the fundamental backdrop for securitized assets outside of agency MBS remained attractive. The U.S. consumer was in a strong position with a stable economy, growing job market and rising wages. A backdrop of low unemployment and low interest rates has enabled homeowners to refinance into lower cost mortgages. At the same time, credit spreads within non-agency securitized assets were at the lower end of their historical range. Given these tight spreads we were focusing on higher quality and shorter remaining maturity securities across non-agency segments, finding opportunities within both ABS and non-agency MBS.
In an environment of tight spreads and significant geopolitical uncertainty, we believe a strong focus on individual security selection is critical along with a balanced approach to overall portfolio risk.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,020.20	1,023.14	2.37	2.37	0.46
Class 2	1,000.00	1,000.00	1,018.30	1,021.86	3.65	3.66	0.71
Class 3	1,000.00	1,000.00	1,019.20	1,022.47	3.04	3.04	0.59
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2001-20H Class 1
08/01/2021	6.340%	3,018	3,070
Total Asset-Backed Securities — Agency (Cost $3,018)			3,070

Asset-Backed Securities — Non-Agency 7.6%

Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	3.666%	4,125,000	4,001,514
Avant Loans Funding Trust(a)
Subordinated Series 2018-B Class B
07/15/2022	4.110%	5,430,000	5,471,592
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	4.259%	1,900,000	1,856,399
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	3.701%	2,750,000	2,597,158
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	3.421%	6,500,000	6,399,581
Conn’s Receivables Funding LLC(a)
Series 2019-B Class A
06/17/2024	2.660%	5,519,070	5,522,087
LendingClub Receivables Trust(a)
Series 2019-5 Class A
12/15/2045	3.750%	5,375,554	5,361,954
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	3.916%	6,000,000	5,890,476
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.203%	2,000,000	1,917,372
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	8.623%	3,000,000	2,897,367
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	3.686%	3,000,000	2,931,942
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	4,754,025	4,763,220
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	1,633,844	1,637,047
Series 2019-3A Class B
07/15/2025	3.590%	2,000,000	2,007,061
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	2,070,289	2,098,414
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	2,676,307	2,702,249
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	3.401%	3,750,000	3,665,464
SCF Equipment Leasing LLC(a)
Series 2017-2A Class A
12/20/2023	3.410%	2,283,849	2,285,446
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	4,500,000	4,621,994
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	3	740,000
Series 2016-A Class RIO
01/25/2038	0.000%	3	360,000
Series 2016-A Class RPO
01/25/2038	0.000%	4	1,136,810
SoFi Professional Loan Program LLC(a),(c),(e),(f)
Series 2017-A Class R
03/26/2040	0.000%	30,000	1,172,550
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	3.753%	5,000,000	4,884,710
Total Asset-Backed Securities — Non-Agency (Cost $81,530,643)			76,922,407

Commercial Mortgage-Backed Securities - Agency 5.4%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K063 Class A2
01/25/2027	3.430%	4,395,000	4,704,908
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	7,000,000	7,245,004
Series 2018-M7 Class A2
03/25/2028	3.052%	25,000,000	26,224,112
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	3,992,210	4,094,045
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	6,509,028	6,661,997
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	3,613,572	3,604,219
Government National Mortgage Association(g),(h)
Series 2019-118 Class IO
06/16/2061	0.845%	22,956,535	1,677,847
Total Commercial Mortgage-Backed Securities - Agency (Cost $51,247,178)			54,212,132

Commercial Mortgage-Backed Securities - Non-Agency 5.5%

Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	3.540%	3,500,000	3,493,635
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	3.990%	8,000,000	8,005,132
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	3,120,000	3,065,302
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,200,000	3,949,292
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	1,000,000	901,146
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	7,500,000	7,444,592
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	1,000,000	1,001,190
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	2,000,000	2,005,555
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2011-C3 Class A4
02/15/2046	4.717%	150,887	153,959
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class D
11/10/2036	3.177%	2,917,500	2,847,295
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,000,000	2,029,353
Series 2018-SF3 Class B
10/17/2035	4.079%	8,500,000	8,611,356
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	6,000,000	6,082,772
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	3.240%	2,500,000	2,502,588
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	3.840%	3,050,000	3,056,334
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $53,109,515)			55,149,501

Residential Mortgage-Backed Securities - Agency 96.3%

Federal Home Loan Mortgage Corp.
06/01/2021- 04/01/2047	3.500%	74,512,856	78,826,412
03/01/2022	6.000%	1,143	1,258
10/01/2023- 10/01/2040	5.000%	5,372,605	5,924,146
08/01/2041- 06/01/2048	4.500%	20,443,367	21,717,939
10/01/2041- 03/01/2046	4.000%	47,330,021	50,634,049
11/01/2042- 10/01/2049	3.000%	51,015,443	52,156,895
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.617% Cap 10.997% 01/01/2037	4.238%	64,270	67,274
12-month USD LIBOR + 1.910% Cap 10.450% 09/01/2037	4.358%	63,878	66,909
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	4.210%	9,826,839	1,617,430

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	4.210%	15,491,998	3,378,067
CMO Series 4083 Class CS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/15/2038	4.910%	2,725,331	137,973
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	4.460%	7,045,247	559,836
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	4.410%	3,478,541	291,626
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	4.360%	1,997,687	120,813
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	4.160%	4,921,679	1,000,703
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	4.210%	12,800,926	2,658,121
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	4.230%	4,855,407	839,978
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	4.260%	2,393,872	414,530
Federal Home Loan Mortgage Corp.(h)
CMO Series 266
07/15/2042	4.000%	5,701,077	923,692
CMO Series 267
08/15/2042	4.000%	4,776,646	787,747
CMO Series 4120 Class AI
11/15/2039	3.500%	2,870,472	188,994
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4121 Class IA
01/15/2041	3.500%	3,252,052	304,002
CMO Series 4122 Class JI
12/15/2040	4.000%	4,264,923	339,239
CMO Series 4139 Class CI
05/15/2042	3.500%	2,274,662	261,992
CMO Series 4147 Class CI
01/15/2041	3.500%	7,747,860	796,195
CMO Series 4148 Class BI
02/15/2041	4.000%	2,316,791	201,780
CMO Series 4177 Class IY
03/15/2043	4.000%	9,649,306	1,665,258
CMO Series 4182 Class DI
05/15/2039	3.500%	7,920,834	455,483
CMO Series 4213 Class DI
06/15/2038	3.500%	6,294,747	330,963
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4068 Class GI
09/15/2036	2.360%	4,146,108	211,233
Federal National Mortgage Association
02/01/2022- 12/01/2037	5.000%	11,954,721	13,178,527
08/01/2022	6.000%	623	685
09/01/2023- 11/01/2023	5.500%	1,298,516	1,355,410
03/01/2027- 03/01/2028	2.500%	16,934,762	17,169,718
03/01/2027- 07/01/2048	3.500%	154,126,324	161,428,519
05/01/2027- 11/01/2042	3.000%	30,851,078	31,825,167
11/01/2043- 06/01/2048	4.000%	47,483,350	50,480,470
08/01/2047	4.500%	6,441,122	6,797,352
CMO Series 2017-72 Class B
09/25/2047	3.000%	6,663,927	6,804,498
Series 6008 Class GEO
07/01/2049	3.500%	18,956,009	19,496,944
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.383% Floor 1.383%, Cap 9.383% 02/01/2033	3.633%	16,279	16,756
6-month USD LIBOR + 1.413% Floor 1.413%, Cap 10.038% 07/01/2033	3.413%	3,042	3,057
12-month USD LIBOR + 1.715% Floor 1.715%, Cap 9.167% 12/01/2033	3.715%	2,720	2,840
12-month USD LIBOR + 1.588% Floor 1.588%, Cap 9.160% 06/01/2034	4.463%	19,594	20,466

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(i)
01/16/2035	2.500%	40,000,000	40,365,625
01/14/2050	3.000%	61,810,000	62,688,861
01/14/2050	3.500%	17,000,000	17,488,086
01/14/2050	4.000%	86,000,000	89,446,719
01/14/2050	4.500%	35,000,000	36,849,805
Federal National Mortgage Association(j)
05/01/2039	4.500%	3,677,840	4,022,260
Federal National Mortgage Association(g)
CMO Series 2003-W11 Class A1
06/25/2033	4.959%	871	909
Federal National Mortgage Association(g),(h)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	3,823,663	0
Federal National Mortgage Association(h)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	8,506,980	659,402
CMO Series 2012-121 Class GI
08/25/2039	3.500%	4,655,767	225,561
CMO Series 2012-129 Class IC
01/25/2041	3.500%	5,387,684	583,107
CMO Series 2012-133 Class EI
07/25/2031	3.500%	1,664,173	121,035
CMO Series 2012-134 Class AI
07/25/2040	3.500%	8,185,605	775,504
CMO Series 2012-144 Class HI
07/25/2042	3.500%	2,060,881	239,695
CMO Series 2012-40 Class IP
09/25/2040	4.000%	8,798,199	739,599
CMO Series 2013-1 Class AI
02/25/2043	3.500%	2,375,994	445,897
CMO Series 2013-1 Class BI
02/25/2040	3.500%	5,556,023	403,950
CMO Series 2013-10 Class AI
11/25/2041	3.500%	8,580,434	732,884
CMO Series 2013-16
01/25/2040	3.500%	5,095,229	412,337
CMO Series 2013-41 Class IY
05/25/2040	3.500%	10,520,461	779,315
CMO Series 2013-6 Class MI
02/25/2040	3.500%	5,433,583	368,729
Federal National Mortgage Association(b),(h)
CMO Series 2012-80 Class DS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 06/25/2039	4.858%	1,633,780	111,325
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-99 Class SL
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 09/25/2042	4.828%	8,891,638	1,941,566
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	4.358%	5,227,198	1,121,648
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	4.058%	6,520,346	1,316,790
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	4.208%	15,575,210	3,237,515
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	4.208%	11,885,982	2,443,702
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	4.358%	14,123,517	2,981,873
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.158%	45,486,646	3,622,898
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	4.358%	6,999,418	1,462,274
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	4.258%	12,055,567	2,377,174
CMO Series 2019-34 Class SM
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	4.258%	19,101,013	3,754,447

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
08/20/2040	5.000%	4,166,598	4,600,479
07/20/2041- 04/20/2048	4.500%	29,078,807	30,796,558
08/20/2049	3.500%	34,598,225	35,713,601
Government National Mortgage Association(i)
01/21/2050	3.000%	35,000,000	35,958,398
01/21/2050	3.500%	15,000,000	15,458,789
Government National Mortgage Association(h)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	3,598,183	615,330
CMO Series 2012-129 Class AI
08/20/2037	3.000%	3,608,797	243,570
CMO Series 2014-131 Class EI
09/16/2039	4.000%	4,988,691	622,627
Government National Mortgage Association(b),(h)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	4.460%	3,039,764	810,662
CMO Series 2017-101 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	4.435%	6,832,150	1,270,230
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	4.435%	8,060,769	1,605,558
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	4.435%	6,276,102	1,154,330
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	4.435%	9,009,536	1,527,903
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	4.385%	11,360,760	2,363,928
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	4.385%	10,361,695	1,727,451
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	4.435%	8,016,408	1,760,401
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	4.435%	5,037,306	1,002,309
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	4.435%	6,088,280	1,251,382
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	4.435%	8,991,613	1,903,979
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	4.435%	8,687,298	1,739,249
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.285%	9,668,512	1,800,130
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	4.335%	15,359,813	2,584,020
CMO Series 2019-45 Class SE
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 04/20/2049	4.235%	13,642,096	2,402,042
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	4.310%	13,326,460	3,433,095

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	4.335%	9,784,143	2,043,758
Total Residential Mortgage-Backed Securities - Agency (Cost $967,364,815)			971,571,217

Residential Mortgage-Backed Securities - Non-Agency 10.1%

American Mortgage Trust(d),(e),(g)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	270	164
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	5,700,000	5,740,768
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class M1
11/25/2047	3.900%	2,500,000	2,525,978
ASG Resecuritization Trust(a),(g)
CMO Series 2013-2 Class 2A70
11/28/2035	3.677%	279,924	281,354
BCAP LLC Trust(a),(g)
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	588,101	577,694
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M1
1-month USD LIBOR + 1.700% 10/25/2027	4.130%	1,112,627	1,115,059
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.142%	6,000,000	6,009,013
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.392%	4,157,000	4,166,048
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	3.642%	8,500,000	8,516,113
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2014-A Class B2
01/25/2035	5.497%	1,957,225	2,095,278
CMO Series 2014-C Class A
02/25/2054	3.250%	380,744	381,064
CMO Series 2015-A Class B3
06/25/2058	4.500%	2,655,009	2,637,745
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	3,412,939	3,512,530
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2013-7R Class 3A1
02/26/2035	4.007%	298,834	298,324
CMO Series 2014-2R Class 17A2
04/27/2037	5.193%	1,304,675	1,295,579
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	1,200,000	1,187,290
GCAT Trust(a),(g)
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	1,919,896	1,915,476
Homeward Opportunities Fund I Trust(a),(d),(e)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	3,875,000	4,010,625
Homeward Opportunities Fund I Trust(a),(g)
CMO Series 2019-3 Class M1
11/25/2059	3.518%	3,100,000	3,096,985
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.315%	20,477,996	824,948
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	2,386,363	2,395,796
Subordinated CMO Series 2018-PLS2 Class B
02/25/2023	3.709%	3,109,020	3,123,376
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	3.700%	6,069,125	6,064,017
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	4.642%	10,000,000	10,058,999
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.442%	8,000,000	8,027,151
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	2,580,211	2,581,889
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% Floor 1.250% 02/25/2029	3.042%	3,959,371	3,958,698

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	3.542%	3,000,000	3,001,563
RBSSP Resecuritization Trust(a),(g)
CMO Series 2012-1 Class 5A2
12/27/2035	3.916%	1,666,571	1,689,322
RCO V Mortgage LLC(a),(g)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	8,806,531	8,795,545
Verus Securitization Trust(a),(g)
CMO Series 2018-INV1 Class A2
03/25/2058	3.857%	761,588	760,770
CMO Series 2018-INV1 Class A3
03/25/2058	4.059%	995,923	997,984
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $99,829,529)			101,643,145
Options Purchased Calls 0.0%
Value ($)
(Cost $964,000)	143,280

Money Market Funds 4.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(k),(l)	42,307,885	42,303,654
Total Money Market Funds (Cost $42,305,709)		42,303,654
Total Investments in Securities (Cost: $1,296,354,407)		1,301,948,406
Other Assets & Liabilities, Net		(293,409,102)
Net Assets		1,008,539,304

At December 31, 2019, securities and/or cash totaling $1,864,403 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	25	03/2020	USD	5,387,500	—	(2,395)
U.S. Treasury 5-Year Note	53	03/2020	USD	6,286,297	—	(19,960)
Total					—	(22,355)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(14)	03/2020	USD	(2,182,688)	44,489	—
U.S. Treasury 10-Year Note	(719)	03/2020	USD	(92,335,328)	36,583	—
Total					81,072	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	80,000,000	80,000,000	1.50	03/16/2020	964,000	143,280

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	3,500,000	7,109	(2,042)	151,780	—	—	(146,713)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	3,000,000	6,094	(1,750)	162,529	—	—	(158,185)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	4,000,000	8,125	(2,333)	249,589	—	—	(243,797)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	2,000,000	28,125	(1,167)	98,699	—	—	(71,741)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	4,000,000	56,250	(2,333)	259,647	—	—	(205,730)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	5,000,000	70,313	(2,917)	282,789	—	—	(215,393)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	3,000,000	6,094	(1,750)	188,921	—	—	(184,577)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	8,000,000	112,500	(4,667)	422,857	—	—	(315,024)
Total							294,610	(18,959)	1,816,811	—	—	(1,541,160)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	USD	19,600,000	(740,381)	—	—	—	(740,381)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	2.854	USD	2,500,000	12,666	1,458	—	(150,301)	164,425	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $233,714,889, which represents 23.17% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Represents shares owned in the residual interest of an asset-backed securitization.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $6,247,599, which represents 0.62% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Zero coupon bond.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Represents a security purchased on a when-issued basis.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	30,524,096	359,386,172	(347,602,383)	42,307,885	4,656	(2,055)	850,003	42,303,654
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	3,070	—	3,070
Asset-Backed Securities — Non-Agency	—	73,513,047	3,409,360	76,922,407
Commercial Mortgage-Backed Securities - Agency	—	54,212,132	—	54,212,132
Commercial Mortgage-Backed Securities - Non-Agency	—	55,149,501	—	55,149,501
Residential Mortgage-Backed Securities - Agency	—	971,571,217	—	971,571,217
Residential Mortgage-Backed Securities - Non-Agency	—	97,632,356	4,010,789	101,643,145
Options Purchased Calls	—	143,280	—	143,280
Money Market Funds	42,303,654	—	—	42,303,654
Total Investments in Securities	42,303,654	1,252,224,603	7,420,149	1,301,948,406
Investments in Derivatives
Asset
Futures Contracts	81,072	—	—	81,072
Swap Contracts	—	164,425	—	164,425
Liability
Futures Contracts	(22,355)	—	—	(22,355)
Swap Contracts	—	(2,281,541)	—	(2,281,541)
Total	42,362,371	1,250,107,487	7,420,149	1,299,890,007
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	17

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,253,084,698)	$1,259,501,472
Affiliated issuers (cost $42,305,709)	42,303,654
Options purchased (cost $964,000)	143,280
Margin deposits on:
Swap contracts	613,002
Unrealized appreciation on swap contracts	164,425
Upfront payments on swap contracts	1,816,811
Receivable for:
Investments sold	544,675
Capital shares sold	25,934
Dividends	46,071
Interest	3,916,914
Variation margin for futures contracts	84,625
Variation margin for swap contracts	7,609
Prepaid expenses	3,619
Total assets	1,309,172,091
Liabilities
Due to custodian	27,163
Unrealized depreciation on swap contracts	1,541,160
Upfront receipts on swap contracts	150,301
Payable for:
Investments purchased on a delayed delivery basis	298,100,655
Capital shares purchased	636,868
Variation margin for futures contracts	1,242
Management services fees	11,818
Distribution and/or service fees	499
Service fees	9,168
Compensation of board members	99,378
Compensation of chief compliance officer	220
Other expenses	54,315
Total liabilities	300,632,787
Net assets applicable to outstanding capital stock	$1,008,539,304
Represented by
Paid in capital	973,682,324
Total distributable earnings (loss)	34,856,980
Total - representing net assets applicable to outstanding capital stock	$1,008,539,304
Class 1
Net assets	$888,047,256
Shares outstanding	83,646,692
Net asset value per share	$10.62
Class 2
Net assets	$25,616,363
Shares outstanding	2,419,632
Net asset value per share	$10.59
Class 3
Net assets	$94,875,685
Shares outstanding	8,937,487
Net asset value per share	$10.62
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$2,125,348
Dividends — affiliated issuers	850,003
Interest	29,549,440
Total income	32,524,791
Expenses:
Management services fees	4,226,983
Distribution and/or service fees
Class 2	60,770
Class 3	122,615
Service fees	105,099
Compensation of board members	33,099
Custodian fees	38,831
Printing and postage fees	34,362
Audit fees	36,500
Legal fees	16,638
Interest on collateral	55,633
Compensation of chief compliance officer	211
Other	19,255
Total expenses	4,749,996
Net investment income	27,774,795
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,939,896
Investments — affiliated issuers	4,656
Futures contracts	4,898,610
Options purchased	5,897,379
Options contracts written	(11,555,953)
Swap contracts	(730,833)
Net realized gain	9,453,755
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	30,159,624
Investments — affiliated issuers	(2,055)
Futures contracts	(711,853)
Options purchased	(1,082,888)
Options contracts written	(191,558)
Swap contracts	(1,518,133)
Net change in unrealized appreciation (depreciation)	26,653,137
Net realized and unrealized gain	36,106,892
Net increase in net assets resulting from operations	$63,881,687
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	19

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$27,774,795	$28,900,417
Net realized gain (loss)	9,453,755	(5,296,330)
Net change in unrealized appreciation (depreciation)	26,653,137	(6,495,005)
Net increase in net assets resulting from operations	63,881,687	17,109,082
Distributions to shareholders
Net investment income and net realized gains
Class 1	(23,636,118)	(25,694,747)
Class 2	(604,874)	(628,580)
Class 3	(2,620,808)	(3,051,285)
Total distributions to shareholders	(26,861,800)	(29,374,612)
Increase (decrease) in net assets from capital stock activity	1,631,490	(61,630,729)
Total increase (decrease) in net assets	38,651,377	(73,896,259)
Net assets at beginning of year	969,887,927	1,043,784,186
Net assets at end of year	$1,008,539,304	$969,887,927

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,878,952	51,162,168	3,556,707	36,139,197
Distributions reinvested	2,270,520	23,636,118	2,564,346	25,694,747
Redemptions	(6,388,213)	(66,958,432)	(10,115,204)	(102,502,928)
Net increase (decrease)	761,259	7,839,854	(3,994,151)	(40,668,984)
Class 2
Subscriptions	490,076	5,121,551	318,150	3,215,006
Distributions reinvested	58,217	604,874	62,795	628,580
Redemptions	(376,669)	(3,939,660)	(534,380)	(5,423,566)
Net increase (decrease)	171,624	1,786,765	(153,435)	(1,579,980)
Class 3
Subscriptions	435,002	4,560,324	117,314	1,187,260
Distributions reinvested	251,759	2,620,808	304,216	3,051,285
Redemptions	(1,448,402)	(15,176,261)	(2,328,745)	(23,620,310)
Net decrease	(761,641)	(7,995,129)	(1,907,215)	(19,381,765)
Total net increase (decrease)	171,242	1,631,490	(6,054,801)	(61,630,729)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

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Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$10.23	0.30	0.38	0.68	(0.29)	—	(0.29)
Year Ended 12/31/2018	$10.35	0.30	(0.11)	0.19	(0.30)	(0.01)	(0.31)
Year Ended 12/31/2017	$10.32	0.29	0.05	0.34	(0.30)	(0.01)	(0.31)
Year Ended 12/31/2016	$10.42	0.25	0.03	0.28	(0.30)	(0.08)	(0.38)
Year Ended 12/31/2015	$10.62	0.26	(0.12)	0.14	(0.32)	(0.02)	(0.34)
Class 2
Year Ended 12/31/2019	$10.20	0.27	0.39	0.66	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.32	0.27	(0.11)	0.16	(0.27)	(0.01)	(0.28)
Year Ended 12/31/2017	$10.30	0.26	0.05	0.31	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2016	$10.40	0.22	0.04	0.26	(0.28)	(0.08)	(0.36)
Year Ended 12/31/2015	$10.59	0.23	(0.10)	0.13	(0.30)	(0.02)	(0.32)
Class 3
Year Ended 12/31/2019	$10.23	0.28	0.39	0.67	(0.28)	—	(0.28)
Year Ended 12/31/2018	$10.35	0.28	(0.11)	0.17	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2017	$10.32	0.27	0.06	0.33	(0.29)	(0.01)	(0.30)
Year Ended 12/31/2016	$10.42	0.24	0.03	0.27	(0.29)	(0.08)	(0.37)
Year Ended 12/31/2015	$10.62	0.25	(0.12)	0.13	(0.31)	(0.02)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$10.62	6.73%	0.46%(c)	0.46%(c)	2.83%	335%	$888,047
Year Ended 12/31/2018	$10.23	1.85%	0.46%(c)	0.46%(c)	2.91%	286%	$847,752
Year Ended 12/31/2017	$10.35	3.34%	0.48%	0.48%	2.77%	320%	$898,922
Year Ended 12/31/2016	$10.32	2.71%	0.50%	0.50%	2.38%	333%	$1,031,382
Year Ended 12/31/2015	$10.42	1.34%	0.50%	0.50%	2.45%	356%	$1,247,913
Class 2
Year Ended 12/31/2019	$10.59	6.50%	0.71%(c)	0.71%(c)	2.57%	335%	$25,616
Year Ended 12/31/2018	$10.20	1.60%	0.71%(c)	0.71%(c)	2.66%	286%	$22,932
Year Ended 12/31/2017	$10.32	2.99%	0.73%	0.73%	2.52%	320%	$24,782
Year Ended 12/31/2016	$10.30	2.45%	0.75%	0.75%	2.13%	333%	$25,112
Year Ended 12/31/2015	$10.40	1.19%	0.75%	0.75%	2.20%	356%	$24,470
Class 3
Year Ended 12/31/2019	$10.62	6.61%	0.59%(c)	0.59%(c)	2.71%	335%	$94,876
Year Ended 12/31/2018	$10.23	1.72%	0.58%(c)	0.58%(c)	2.78%	286%	$99,204
Year Ended 12/31/2017	$10.35	3.22%	0.61%	0.61%	2.65%	320%	$120,079
Year Ended 12/31/2016	$10.32	2.58%	0.62%	0.62%	2.25%	333%	$139,813
Year Ended 12/31/2015	$10.42	1.21%	0.62%	0.62%	2.33%	356%	$151,492
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	23

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
24	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
26	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	164,425*
Credit risk	Upfront payments on swap contracts	1,816,811
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	81,072*
Interest rate risk	Investments, at value — Options purchased	143,280
Total		2,205,588

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,281,541*
Credit risk	Upfront receipts on swap contracts	150,301
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	22,355*
Total		2,454,197

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(730,833)	(730,833)
Interest rate risk	4,898,610	(11,555,953)	5,897,379	—	(759,964)
Total	4,898,610	(11,555,953)	5,897,379	(730,833)	(1,490,797)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,518,133)	(1,518,133)
Interest rate risk	(711,853)	(191,558)	(1,082,888)	—	(1,986,299)
Total	(711,853)	(191,558)	(1,082,888)	(1,518,133)	(3,504,432)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	130,626,884
Futures contracts — short	168,407,302
Credit default swap contracts — buy protection	48,700,000
Credit default swap contracts — sell protection	2,500,000

Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
December 31, 2019
Derivative instrument	Average value ($)*
Options contracts — purchased	3,273,876
Options contracts — written	(3,305,188)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
30	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
	Citi ($) (a)	Citi ($) (a)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	7,609	7,609
Options purchased calls	143,280	-	-	-	143,280
OTC credit default swap contracts (c)	-	163,474	126,301	-	289,775
Total assets	143,280	163,474	126,301	7,609	440,664
Total financial and derivative net assets	143,280	163,474	126,301	7,609	440,664
Total collateral received (pledged) (d)	143,280	163,474	126,301	-	433,055
Net amount (e)	-	-	-	7,609	7,609

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
December 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
32	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.58%	0.59%
Class 2	0.83	0.84
Class 3	0.705	0.715
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation, derivative investments, tax straddles, principal and/or interest of fixed income securities, and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(3,675,828)	3,675,830	(2)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
26,861,800	—	26,861,800	29,374,612	—	29,374,612
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
34	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
29,573,982	—	—	5,381,589
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,294,508,418	23,712,934	(18,331,345)	5,381,589
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	4,923,497	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,124,852,185 and $4,115,851,231, respectively, for the year ended December 31, 2019, of which $4,028,867,163 and $3,973,811,751, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
December 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "IBOR" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
36	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 98.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
December 31, 2019
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Government Mortgage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – U.S. Government Mortgage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	39

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
40	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
42	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2019

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Columbia Variable Portfolio – U.S. Government Mortgage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6489 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Large Cap Index Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Large Cap Index Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Index Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	31.14	11.34	13.18
Class 2*	04/25/11	30.79	11.06	12.93
Class 3	05/01/00	31.00	11.21	13.07
S&P 500 Index		31.49	11.70	13.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	10.4
Consumer Discretionary	9.8
Consumer Staples	7.2
Energy	4.3
Financials	12.9
Health Care	14.2
Industrials	9.1
Information Technology	23.2
Materials	2.7
Real Estate	2.9
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 49.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 31.00%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned 31.49% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market posted record high in 2019
In sharp contrast to a challenging 2018, the S&P 500 Index achieved a record high in 2019 and its best calendar year gain since 2013. U.S. equities overcame numerous headwinds to post solid double-digit returns across all market sectors. Seeds for the robust performance were sown when Federal Reserve (Fed) policy shifted from four gradual interest rate increases and balance-sheet normalization in 2018 to accommodation, evidenced by three interest rate cuts during calendar year 2019 and roughly $400 billion of balance sheet expansion sparked by the repurchase agreement (repo) crisis in September 2019. A repo is a form of short-term, usually overnight, borrowing for dealers in government securities. In mid-September 2019, the repo market in the U.S. deteriorated in a dramatic surge of demand for liquidity. It needed massive intervention by the Fed to counter a lasting major increase in short-term interest rates, injecting billions of dollars into U.S. money markets. Whether this move is “Quantitative Easing IV” may be irrelevant, as is whether investors have been too complacent about what the repo support portends for liquidity. What matters is the Fed implemented the repo-rescue at the front, or short-term, end of the curve, which helped it steepen. That is important because historically a steep yield curve means a strong economy, a perception heightened by other upbeat indicators. With the Fed once again clearly pursuing wealth creation, many investors were adding risk to their portfolios.
The trade war between the U.S. and China pressured macroeconomic indicators through the first half of 2019 but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a strong labor market. These developments also helped restore market confidence.
By the end of 2019, daily price gains suggested quite a bit of “FOMO”, or “fear of missing out,” also fueling risk sentiment. U.S. domestic politics helped too, especially in the health care sector, as several of the more-progressive Democratic candidates seemed to lose steam and tone down rhetoric that had targeted the sector throughout the year. Expectations for favorable trade developments provided an additional boost.
Within the U.S. equity market, all capitalization segments posted doubled-digit positive returns, led by large-cap stocks, followed closely by mid-cap stocks and then by small-cap stocks. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum.
S&P 500 Index posted robust double-digit positive returns, led by information technology
All 11 sectors of the S&P 500 Index posted double-digit positive returns during the 12 months ended December 31, 2019. In terms of total return and on the basis of impact, which takes weightings and total returns into account, information technology, communication services and financials were the best relative performers. The top performing industries for the annual period were technology hardware, storage and peripherals; personal products; construction materials; real estate management and development; and semiconductors and semiconductor equipment. Conversely, energy, health care and materials were the weakest sectors from a total return perspective. On the basis of impact, energy, materials and utilities were the worst relative performers. The worst performing industries for the annual period were diversified consumer services; wireless telecommunication services; energy equipment and services; diversified financial services; and oil, gas and consumable fuels.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The top individual contributors within the S&P 500 Index were information technology hardware giant Apple, Inc., software behemoth Microsoft Corp., social media leader Facebook, Inc., e-commerce titan Amazon.com, Inc. and diversified financials institution JPMorgan Chase & Co. Top detractors were large pharmaceuticals company Pfizer, Inc., energy company Occidental Petroleum Corp., utilities company PG&E Corp., specialty chemicals company Dupont de Nemours, Inc. and cardiovascular products manufacturer ABIOMED, Inc.
Information technology remained the largest sector by weighting in the S&P 500 Index as of December 31, 2019, with a weighting of 23.20%. As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Index additions and deletions drove Fund portfolio changes
During the annual period, there were 30 additions to and 30 deletions from the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were Fox Corp., Dow, Inc., MarketAxess Holdings, Inc., T-Mobile U.S.A., Inc., Las Vegas Sands Corp., ServiceNow, Inc., Old Dominion Freight Line, Inc., Live Nation Entertainment, Inc. and Zebra Technologies, Corp. Deletions included Anadarko Petroleum Corp., Brighthouse Financial, Inc., Foot Locker, Inc., Goodyear Tire & Rubber Co., L3 Technologies, Inc., Mattel, Inc., Nektar Therapeutics, PG&E and TripAdvisor, Inc.
We do not currently anticipate any further changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,107.80	1,024.15	1.40	1.34	0.26
Class 2	1,000.00	1,000.00	1,106.00	1,022.88	2.74	2.63	0.51
Class 3	1,000.00	1,000.00	1,107.00	1,023.49	2.09	2.01	0.39
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 10.3%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	328,477	12,836,881
CenturyLink, Inc.	44,124	582,878
Verizon Communications, Inc.	185,972	11,418,681
Total		24,838,440
Entertainment 1.9%
Activision Blizzard, Inc.	34,548	2,052,842
Electronic Arts, Inc.(a)	13,134	1,412,036
Live Nation Entertainment, Inc.(a)	6,340	453,120
Netflix, Inc.(a)	19,705	6,375,947
Take-Two Interactive Software, Inc.(a)	5,086	622,679
Walt Disney Co. (The)	81,045	11,721,538
Total		22,638,162
Interactive Media & Services 4.9%
Alphabet, Inc., Class A(a)	13,469	18,040,244
Alphabet, Inc., Class C(a)	13,437	17,965,538
Facebook, Inc., Class A(a)	108,211	22,210,308
Twitter, Inc.(a)	34,910	1,118,865
Total		59,334,955
Media 1.4%
Charter Communications, Inc., Class A(a)	7,049	3,419,329
Comcast Corp., Class A	204,141	9,180,221
Discovery, Inc., Class A(a)	7,115	232,945
Discovery, Inc., Class C(a)	15,081	459,820
DISH Network Corp., Class A(a)	11,517	408,508
Fox Corp., Class A	15,943	591,007
Fox Corp., Class B	7,299	265,684
Interpublic Group of Companies, Inc. (The)	17,433	402,702
News Corp., Class A	17,474	247,082
News Corp., Class B	5,479	79,500
Omnicom Group, Inc.	9,790	793,186
ViacomCBS, Inc., Class B	24,297	1,019,745
Total		17,099,729
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.1%
T-Mobile U.S.A., Inc.(a)	14,230	1,115,917
Total Communication Services		125,027,203
Consumer Discretionary 9.7%
Auto Components 0.1%
Aptiv PLC	11,480	1,090,256
BorgWarner, Inc.	9,290	403,000
Total		1,493,256
Automobiles 0.3%
Ford Motor Co.	175,101	1,628,440
General Motors Co.	56,535	2,069,181
Harley-Davidson, Inc.	6,938	258,024
Total		3,955,645
Distributors 0.1%
Genuine Parts Co.	6,530	693,682
LKQ Corp.(a)	13,782	492,017
Total		1,185,699
Diversified Consumer Services 0.0%
H&R Block, Inc.	8,780	206,154
Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	18,010	915,448
Chipotle Mexican Grill, Inc.(a)	1,145	958,491
Darden Restaurants, Inc.	5,511	600,754
Hilton Worldwide Holdings, Inc.	12,691	1,407,559
Las Vegas Sands Corp.	15,200	1,049,408
Marriott International, Inc., Class A	12,199	1,847,295
McDonald’s Corp.	33,866	6,692,260
MGM Resorts International	23,155	770,367
Norwegian Cruise Line Holdings Ltd.(a)	9,568	558,867
Royal Caribbean Cruises Ltd.	7,730	1,032,032
Starbucks Corp.	53,101	4,668,640
Wynn Resorts Ltd.	4,341	602,835
Yum! Brands, Inc.	13,596	1,369,525
Total		22,473,481
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.4%
D.R. Horton, Inc.	15,078	795,364
Garmin Ltd.	6,501	634,238
Leggett & Platt, Inc.	5,922	301,015
Lennar Corp., Class A	12,583	702,006
Mohawk Industries, Inc.(a)	2,678	365,226
Newell Brands, Inc.	17,133	329,296
NVR, Inc.(a)	160	609,346
PulteGroup, Inc.	11,454	444,415
Whirlpool Corp.	2,845	419,723
Total		4,600,629
Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.(a)	18,728	34,606,348
Booking Holdings, Inc.(a)	1,885	3,871,281
eBay, Inc.	34,384	1,241,606
Expedia Group, Inc.	6,285	679,660
Total		40,398,895
Leisure Products 0.1%
Hasbro, Inc.	5,718	603,878
Multiline Retail 0.5%
Dollar General Corp.	11,448	1,785,659
Dollar Tree, Inc.(a)	10,637	1,000,410
Kohl’s Corp.	7,042	358,790
Macy’s, Inc.	13,890	236,130
Nordstrom, Inc.	4,813	196,996
Target Corp.	22,783	2,921,008
Total		6,498,993
Specialty Retail 2.2%
Advance Auto Parts, Inc.	3,117	499,219
AutoZone, Inc.(a)	1,073	1,278,276
Best Buy Co., Inc.	10,236	898,721
CarMax, Inc.(a)	7,389	647,794
Gap, Inc. (The)	9,565	169,109
Home Depot, Inc. (The)	49,047	10,710,884
L Brands, Inc.	10,445	189,263
Lowe’s Companies, Inc.	34,469	4,128,007
O’Reilly Automotive, Inc.(a)	3,401	1,490,522
Ross Stores, Inc.	16,261	1,893,106
Common Stocks (continued)
Issuer	Shares	Value ($)
Tiffany & Co.	4,859	649,405
TJX Companies, Inc. (The)	54,529	3,329,541
Tractor Supply Co.	5,326	497,661
Ulta Beauty, Inc.(a)	2,572	651,076
Total		27,032,584
Textiles, Apparel & Luxury Goods 0.8%
Capri Holdings Ltd.(a)	6,817	260,068
Hanesbrands, Inc.	16,268	241,580
Nike, Inc., Class B	56,029	5,676,298
PVH Corp.	3,331	350,255
Ralph Lauren Corp.	2,236	262,104
Tapestry, Inc.	12,403	334,509
Under Armour, Inc., Class A(a)	8,464	182,822
Under Armour, Inc., Class C(a)	8,748	167,787
VF Corp.	14,725	1,467,493
Total		8,942,916
Total Consumer Discretionary		117,392,130
Consumer Staples 7.2%
Beverages 1.8%
Brown-Forman Corp., Class B	8,194	553,914
Coca-Cola Co. (The)	173,393	9,597,302
Constellation Brands, Inc., Class A	7,529	1,428,628
Molson Coors Beverage Co., Class B	8,443	455,078
Monster Beverage Corp.(a)	17,167	1,090,963
PepsiCo, Inc.	62,706	8,570,029
Total		21,695,914
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	19,863	5,838,133
Kroger Co. (The)	36,067	1,045,582
Sysco Corp.	22,947	1,962,886
Walgreens Boots Alliance, Inc.	33,714	1,987,778
Walmart, Inc.	63,786	7,580,328
Total		18,414,707
Food Products 1.1%
Archer-Daniels-Midland Co.	25,033	1,160,280
Campbell Soup Co.	7,599	375,543
ConAgra Foods, Inc.	21,888	749,445
General Mills, Inc.	27,175	1,455,493

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Hershey Co. (The)	6,671	980,504
Hormel Foods Corp.	12,505	564,101
JM Smucker Co. (The)	5,132	534,395
Kellogg Co.	11,199	774,523
Kraft Heinz Co. (The)	28,004	899,768
Lamb Weston Holdings, Inc.	6,568	565,045
McCormick & Co., Inc.	5,555	942,850
Mondelez International, Inc., Class A	64,743	3,566,044
Tyson Foods, Inc., Class A	13,277	1,208,738
Total		13,776,729
Household Products 1.7%
Church & Dwight Co., Inc.	11,039	776,483
Clorox Co. (The)	5,641	866,119
Colgate-Palmolive Co.	38,543	2,653,300
Kimberly-Clark Corp.	15,410	2,119,646
Procter & Gamble Co. (The)	112,135	14,005,662
Total		20,421,210
Personal Products 0.2%
Coty, Inc., Class A	13,288	149,490
Estee Lauder Companies, Inc. (The), Class A	10,006	2,066,639
Total		2,216,129
Tobacco 0.9%
Altria Group, Inc.	84,000	4,192,440
Philip Morris International, Inc.	69,967	5,953,492
Total		10,145,932
Total Consumer Staples		86,670,621
Energy 4.3%
Energy Equipment & Services 0.4%
Baker Hughes Co.	29,224	749,011
Halliburton Co.	39,473	965,904
Helmerich & Payne, Inc.	4,879	221,653
National Oilwell Varco, Inc.	17,347	434,542
Schlumberger Ltd.	62,247	2,502,330
TechnipFMC PLC	18,897	405,152
Total		5,278,592
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.9%
Apache Corp.	16,907	432,650
Cabot Oil & Gas Corp.	18,346	319,404
Chevron Corp.	85,021	10,245,881
Cimarex Energy Co.	4,578	240,299
Concho Resources, Inc.	9,037	791,370
ConocoPhillips Co.	49,342	3,208,710
Devon Energy Corp.	17,400	451,878
Diamondback Energy, Inc.	7,243	672,585
EOG Resources, Inc.	26,157	2,190,910
Exxon Mobil Corp.	190,256	13,276,064
Hess Corp.	11,645	778,002
HollyFrontier Corp.	6,673	338,388
Kinder Morgan, Inc.	87,585	1,854,174
Marathon Oil Corp.	35,965	488,405
Marathon Petroleum Corp.	29,197	1,759,119
Noble Energy, Inc.	21,505	534,184
Occidental Petroleum Corp.	40,166	1,655,241
ONEOK, Inc.	18,571	1,405,268
Phillips 66	19,982	2,226,195
Pioneer Natural Resources Co.	7,447	1,127,252
Valero Energy Corp.	18,465	1,729,247
Williams Companies, Inc. (The)	54,501	1,292,764
Total		47,017,990
Total Energy		52,296,582
Financials 12.9%
Banks 5.6%
Bank of America Corp.	364,035	12,821,313
Citigroup, Inc.	98,173	7,843,041
Citizens Financial Group, Inc.	19,550	793,925
Comerica, Inc.	6,486	465,371
Fifth Third Bancorp	31,908	980,852
First Republic Bank	7,580	890,271
Huntington Bancshares, Inc.	46,439	700,300
JPMorgan Chase & Co.	141,040	19,660,976
KeyCorp	44,291	896,450
M&T Bank Corp.	5,935	1,007,466
People’s United Financial, Inc.	19,970	337,493
PNC Financial Services Group, Inc. (The)	19,703	3,145,190

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Regions Financial Corp.	43,377	744,349
SVB Financial Group(a)	2,318	581,911
Truist Financial Corp.	60,300	3,396,096
U.S. Bancorp	63,912	3,789,342
Wells Fargo & Co.	173,065	9,310,897
Zions Bancorp	7,662	397,811
Total		67,763,054
Capital Markets 2.7%
Ameriprise Financial, Inc.(b)	5,699	949,340
Bank of New York Mellon Corp. (The)	37,733	1,899,102
BlackRock, Inc.	5,303	2,665,818
Cboe Global Markets, Inc.	4,985	598,200
Charles Schwab Corp. (The)	51,405	2,444,822
CME Group, Inc.	16,110	3,233,599
E*TRADE Financial Corp.	10,162	461,050
Franklin Resources, Inc.	12,538	325,737
Goldman Sachs Group, Inc. (The)	14,327	3,294,207
Intercontinental Exchange, Inc.	25,040	2,317,452
Invesco Ltd.	16,740	300,985
MarketAxess Holdings, Inc.	1,710	648,278
Moody’s Corp.	7,299	1,732,856
Morgan Stanley	55,312	2,827,549
MSCI, Inc.	3,811	983,924
Nasdaq, Inc.	5,159	552,529
Northern Trust Corp.	9,530	1,012,467
Raymond James Financial, Inc.	5,548	496,324
S&P Global, Inc.	10,990	3,000,820
State Street Corp.	16,346	1,292,969
T. Rowe Price Group, Inc.	10,505	1,279,929
Total		32,317,957
Consumer Finance 0.7%
American Express Co.	30,170	3,755,863
Capital One Financial Corp.	20,940	2,154,935
Discover Financial Services	14,092	1,195,284
Synchrony Financial	26,733	962,655
Total		8,068,737
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(a)	87,958	19,922,487
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.3%
Aflac, Inc.	33,004	1,745,911
Allstate Corp. (The)	14,572	1,638,621
American International Group, Inc.	39,117	2,007,876
Aon PLC	10,532	2,193,710
Arthur J Gallagher & Co.	8,389	798,884
Assurant, Inc.	2,727	357,455
Chubb Ltd.	20,380	3,172,351
Cincinnati Financial Corp.	6,837	718,910
Everest Re Group Ltd.	1,837	508,555
Globe Life, Inc.	4,475	470,994
Hartford Financial Services Group, Inc. (The)	16,205	984,778
Lincoln National Corp.	8,915	526,074
Loews Corp.	11,506	603,950
Marsh & McLennan Companies, Inc.	22,690	2,527,893
MetLife, Inc.	35,146	1,791,392
Principal Financial Group, Inc.	11,611	638,605
Progressive Corp. (The)	26,284	1,902,699
Prudential Financial, Inc.	18,081	1,694,913
Travelers Companies, Inc. (The)	11,602	1,588,894
Unum Group	9,274	270,430
Willis Towers Watson PLC	5,784	1,168,021
WR Berkley Corp.	6,520	450,532
Total		27,761,448
Total Financials		155,833,683
Health Care 14.1%
Biotechnology 2.0%
AbbVie, Inc.	66,496	5,887,556
Alexion Pharmaceuticals, Inc.(a)	9,953	1,076,417
Amgen, Inc.	26,715	6,440,185
Biogen, Inc.(a)	8,112	2,407,074
Gilead Sciences, Inc.	56,891	3,696,777
Incyte Corp.(a)	8,043	702,315
Regeneron Pharmaceuticals, Inc.(a)	3,590	1,347,973
Vertex Pharmaceuticals, Inc.(a)	11,560	2,531,062
Total		24,089,359

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	79,471	6,902,851
ABIOMED, Inc.(a)	2,028	345,956
Align Technology, Inc.(a)	3,223	899,346
Baxter International, Inc.	22,957	1,919,664
Becton Dickinson and Co.	12,165	3,308,515
Boston Scientific Corp.(a)	62,680	2,834,390
Cooper Companies, Inc. (The)	2,228	715,834
Danaher Corp.	28,747	4,412,090
Dentsply Sirona, Inc.	10,003	566,070
Edwards Lifesciences Corp.(a)	9,379	2,188,027
Hologic, Inc.(a)	12,057	629,496
IDEXX Laboratories, Inc.(a)	3,855	1,006,656
Intuitive Surgical, Inc.(a)	5,198	3,072,798
Medtronic PLC	60,269	6,837,518
ResMed, Inc.	6,464	1,001,726
STERIS PLC	3,810	580,720
Stryker Corp.	14,483	3,040,561
Teleflex, Inc.	2,080	782,995
Varian Medical Systems, Inc.(a)	4,084	579,969
Zimmer Biomet Holdings, Inc.	9,253	1,384,989
Total		43,010,171
Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	6,758	574,565
Anthem, Inc.	11,403	3,444,048
Cardinal Health, Inc.	13,151	665,178
Centene Corp.(a)	18,608	1,169,885
Cigna Corp.	16,792	3,433,796
CVS Health Corp.	58,495	4,345,594
DaVita, Inc.(a)	4,035	302,746
HCA Healthcare, Inc.	11,892	1,757,756
Henry Schein, Inc.(a)	6,597	440,152
Humana, Inc.	5,959	2,184,093
Laboratory Corp. of America Holdings(a)	4,362	737,920
McKesson Corp.	8,098	1,120,115
Quest Diagnostics, Inc.	6,059	647,041
UnitedHealth Group, Inc.	42,599	12,523,254
Common Stocks (continued)
Issuer	Shares	Value ($)
Universal Health Services, Inc., Class B	3,609	517,747
WellCare Health Plans, Inc.(a)	2,259	745,944
Total		34,609,834
Health Care Technology 0.1%
Cerner Corp.	14,125	1,036,634
Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	13,913	1,186,918
Illumina, Inc.(a)	6,608	2,192,138
IQVIA Holdings, Inc.(a)	8,117	1,254,158
Mettler-Toledo International, Inc.(a)	1,096	869,435
PerkinElmer, Inc.	5,000	485,500
Thermo Fisher Scientific, Inc.	18,029	5,857,081
Waters Corp.(a)	2,901	677,818
Total		12,523,048
Pharmaceuticals 4.6%
Allergan PLC	14,760	2,821,669
Bristol-Myers Squibb Co.	105,409	6,766,204
Eli Lilly & Co.	37,995	4,993,683
Johnson & Johnson	118,348	17,263,423
Merck & Co., Inc.	114,482	10,412,138
Mylan NV(a)	23,206	466,440
Perrigo Co. PLC	6,123	316,314
Pfizer, Inc.	248,845	9,749,747
Zoetis, Inc.	21,419	2,834,805
Total		55,624,423
Total Health Care		170,893,469
Industrials 9.0%
Aerospace & Defense 2.4%
Arconic, Inc.	17,416	535,890
Boeing Co. (The)	24,043	7,832,248
General Dynamics Corp.	10,535	1,857,847
Huntington Ingalls Industries, Inc.	1,842	462,121
L3 Harris Technologies, Inc.	9,937	1,966,234
Lockheed Martin Corp.	11,164	4,347,038
Northrop Grumman Corp.	7,052	2,425,677
Raytheon Co.	12,522	2,751,584
Textron, Inc.	10,269	457,998

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
TransDigm Group, Inc.	2,236	1,252,160
United Technologies Corp.	36,484	5,463,844
Total		29,352,641
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	6,081	475,534
Expeditors International of Washington, Inc.	7,655	597,243
FedEx Corp.	10,790	1,631,556
United Parcel Service, Inc., Class B	31,506	3,688,093
Total		6,392,426
Airlines 0.4%
Alaska Air Group, Inc.	5,541	375,403
American Airlines Group, Inc.	17,528	502,703
Delta Air Lines, Inc.	25,878	1,513,345
Southwest Airlines Co.	21,296	1,149,558
United Airlines Holdings, Inc.(a)	9,784	861,873
Total		4,402,882
Building Products 0.3%
Allegion PLC	4,178	520,328
AO Smith Corp.	6,165	293,701
Fortune Brands Home & Security, Inc.	6,254	408,636
Johnson Controls International PLC	34,689	1,412,189
Masco Corp.	12,778	613,216
Total		3,248,070
Commercial Services & Supplies 0.4%
Cintas Corp.	3,768	1,013,893
Copart, Inc.(a)	9,195	836,193
Republic Services, Inc.	9,476	849,334
Rollins, Inc.	6,329	209,870
Waste Management, Inc.	17,551	2,000,112
Total		4,909,402
Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	6,094	547,424
Quanta Services, Inc.	6,403	260,666
Total		808,090
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.5%
AMETEK, Inc.	10,283	1,025,627
Eaton Corp. PLC	18,587	1,760,561
Emerson Electric Co.	27,390	2,088,761
Rockwell Automation, Inc.	5,196	1,053,073
Total		5,928,022
Industrial Conglomerates 1.3%
3M Co.	25,855	4,561,339
General Electric Co.	392,716	4,382,711
Honeywell International, Inc.	32,126	5,686,302
Roper Technologies, Inc.	4,684	1,659,213
Total		16,289,565
Machinery 1.6%
Caterpillar, Inc.	24,851	3,669,996
Cummins, Inc.	6,885	1,232,140
Deere & Co.	14,159	2,453,188
Dover Corp.	6,534	753,109
Flowserve Corp.	5,888	293,046
Fortive Corp.	13,283	1,014,688
IDEX Corp.	3,420	588,240
Illinois Tool Works, Inc.	13,149	2,361,955
Ingersoll-Rand PLC	10,778	1,432,612
PACCAR, Inc.	15,555	1,230,400
Parker-Hannifin Corp.	5,772	1,187,993
Pentair PLC	7,554	346,502
Snap-On, Inc.	2,467	417,910
Stanley Black & Decker, Inc.	6,837	1,133,164
Westinghouse Air Brake Technologies Corp.	8,190	637,182
Xylem, Inc.	8,095	637,805
Total		19,389,930
Professional Services 0.3%
Equifax, Inc.	5,442	762,533
IHS Markit Ltd.(a)	18,034	1,358,862
Nielsen Holdings PLC	15,998	324,759
Robert Half International, Inc.	5,285	333,748
Verisk Analytics, Inc.	7,373	1,101,084
Total		3,880,986

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.0%
CSX Corp.	34,971	2,530,501
JB Hunt Transport Services, Inc.	3,836	447,968
Kansas City Southern	4,461	683,247
Norfolk Southern Corp.	11,725	2,276,174
Old Dominion Freight Line, Inc.	2,870	544,669
Union Pacific Corp.	31,218	5,643,902
Total		12,126,461
Trading Companies & Distributors 0.2%
Fastenal Co.	25,786	952,793
United Rentals, Inc.(a)	3,377	563,182
W.W. Grainger, Inc.	1,959	663,161
Total		2,179,136
Total Industrials		108,907,611
Information Technology 23.1%
Communications Equipment 1.0%
Arista Networks, Inc.(a)	2,444	497,110
Cisco Systems, Inc.	190,758	9,148,754
F5 Networks, Inc.(a)	2,738	382,362
Juniper Networks, Inc.	15,048	370,632
Motorola Solutions, Inc.	7,703	1,241,261
Total		11,640,119
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	13,335	1,443,247
CDW Corp.	6,460	922,746
Corning, Inc.	34,585	1,006,769
FLIR Systems, Inc.	6,032	314,086
IPG Photonics Corp.(a)	1,599	231,727
Keysight Technologies, Inc.(a)	8,438	865,992
TE Connectivity Ltd.	15,041	1,441,530
Zebra Technologies Corp., Class A(a)	2,420	618,165
Total		6,844,262
IT Services 5.4%
Accenture PLC, Class A	28,553	6,012,405
Akamai Technologies, Inc.(a)	7,269	627,896
Alliance Data Systems Corp.	1,844	206,897
Automatic Data Processing, Inc.	19,456	3,317,248
Broadridge Financial Solutions, Inc.	5,152	636,478
Common Stocks (continued)
Issuer	Shares	Value ($)
Cognizant Technology Solutions Corp., Class A	24,625	1,527,242
DXC Technology Co.	11,509	432,623
Fidelity National Information Services, Inc.	27,632	3,843,335
Fiserv, Inc.(a)	25,679	2,969,263
FleetCor Technologies, Inc.(a)	3,904	1,123,259
Gartner, Inc.(a)	4,026	620,407
Global Payments, Inc.	13,517	2,467,663
International Business Machines Corp.	39,821	5,337,607
Jack Henry & Associates, Inc.	3,458	503,727
Leidos Holdings, Inc.	5,980	585,382
MasterCard, Inc., Class A	39,915	11,918,220
Paychex, Inc.	14,323	1,218,314
PayPal Holdings, Inc.(a)	52,804	5,711,809
VeriSign, Inc.(a)	4,642	894,421
Visa, Inc., Class A	76,974	14,463,415
Western Union Co. (The)	18,851	504,830
Total		64,922,441
Semiconductors & Semiconductor Equipment 4.2%
Advanced Micro Devices, Inc.(a)	50,078	2,296,577
Analog Devices, Inc.	16,563	1,968,347
Applied Materials, Inc.	41,536	2,535,357
Broadcom, Inc.	17,837	5,636,849
Intel Corp.	195,607	11,707,079
KLA Corp.	7,091	1,263,403
Lam Research Corp.	6,528	1,908,787
Maxim Integrated Products, Inc.	12,167	748,392
Microchip Technology, Inc.	10,743	1,125,007
Micron Technology, Inc.(a)	49,782	2,677,276
NVIDIA Corp.	27,519	6,475,221
Qorvo, Inc.(a)	5,220	606,721
QUALCOMM, Inc.	51,340	4,529,728
Skyworks Solutions, Inc.	7,666	926,666
Texas Instruments, Inc.	42,034	5,392,542
Xilinx, Inc.	11,308	1,105,583
Total		50,903,535

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 7.0%
Adobe, Inc.(a)	21,770	7,179,964
ANSYS, Inc.(a)	3,847	990,256
Autodesk, Inc.(a)	9,893	1,814,970
Cadence Design Systems, Inc.(a)	12,613	874,838
Citrix Systems, Inc.	5,504	610,394
Fortinet, Inc.(a)	6,388	681,983
Intuit, Inc.	11,706	3,066,152
Microsoft Corp.	343,045	54,098,196
Oracle Corp.	97,419	5,161,259
Salesforce.com, Inc.(a)	39,890	6,487,709
ServiceNow, Inc.(a)	8,480	2,394,074
Symantec Corp.	25,786	658,059
Synopsys, Inc.(a)	6,761	941,131
Total		84,958,985
Technology Hardware, Storage & Peripherals 4.9%
Apple, Inc.(c)	187,813	55,151,287
Hewlett Packard Enterprise Co.	58,185	922,814
HP, Inc.	66,637	1,369,390
NetApp, Inc.	10,266	639,059
Seagate Technology PLC	10,399	618,741
Western Digital Corp.	13,369	848,530
Xerox Holdings Corp.	8,365	308,418
Total		59,858,239
Total Information Technology		279,127,581
Materials 2.6%
Chemicals 1.9%
Air Products & Chemicals, Inc.	9,912	2,329,221
Albemarle Corp.	4,766	348,109
Celanese Corp., Class A	5,434	669,034
CF Industries Holdings, Inc.	9,774	466,611
Corteva, Inc.	33,654	994,812
Dow, Inc.	33,344	1,824,917
DuPont de Nemours, Inc.	33,313	2,138,694
Eastman Chemical Co.	6,114	484,596
Ecolab, Inc.	11,281	2,177,120
FMC Corp.	5,827	581,651
International Flavors & Fragrances, Inc.	4,806	620,070
Common Stocks (continued)
Issuer	Shares	Value ($)
Linde PLC	24,152	5,141,961
LyondellBasell Industries NV, Class A	11,541	1,090,394
Mosaic Co. (The)	15,725	340,289
PPG Industries, Inc.	10,637	1,419,933
Sherwin-Williams Co. (The)	3,695	2,156,180
Total		22,783,592
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,814	786,907
Vulcan Materials Co.	5,951	856,884
Total		1,643,791
Containers & Packaging 0.3%
Amcor PLC	72,850	789,694
Avery Dennison Corp.	3,753	490,968
Ball Corp.	14,710	951,296
International Paper Co.	17,629	811,816
Packaging Corp. of America	4,257	476,741
Sealed Air Corp.	6,952	276,898
WestRock Co.	11,597	497,627
Total		4,295,040
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	65,247	856,041
Newmont Goldcorp Corp.	36,869	1,601,958
Nucor Corp.	13,636	767,434
Total		3,225,433
Total Materials		31,947,856
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.8%
Alexandria Real Estate Equities, Inc.	5,174	836,015
American Tower Corp.	19,917	4,577,325
Apartment Investment & Management Co., Class A	6,697	345,900
AvalonBay Communities, Inc.	6,277	1,316,287
Boston Properties, Inc.	6,471	892,092
Crown Castle International Corp.	18,698	2,657,921
Digital Realty Trust, Inc.	9,387	1,123,999
Duke Realty Corp.	16,530	573,095
Equinix, Inc.	3,831	2,236,155
Equity Residential	15,700	1,270,444
Essex Property Trust, Inc.	2,967	892,652

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Extra Space Storage, Inc.	5,819	614,603
Federal Realty Investment Trust	3,162	407,044
Healthpeak Properties, Inc.	22,260	767,302
Host Hotels & Resorts, Inc.	32,250	598,238
Iron Mountain, Inc.	12,912	411,505
Kimco Realty Corp.	18,988	393,241
Mid-America Apartment Communities, Inc.	5,125	675,783
ProLogis, Inc.	28,403	2,531,843
Public Storage	6,756	1,438,758
Realty Income Corp.	14,658	1,079,269
Regency Centers Corp.	7,530	475,068
SBA Communications Corp.	5,066	1,220,855
Simon Property Group, Inc.	13,796	2,055,052
SL Green Realty Corp.	3,670	337,200
UDR, Inc.	13,182	615,599
Ventas, Inc.	16,762	967,838
Vornado Realty Trust	7,126	473,879
Welltower, Inc.	18,244	1,491,994
Weyerhaeuser Co.	33,502	1,011,760
Total		34,288,716
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	15,049	922,353
Total Real Estate		35,211,069
Utilities 3.3%
Electric Utilities 2.0%
Alliant Energy Corp.	10,812	591,633
American Electric Power Co., Inc.	22,212	2,099,256
Duke Energy Corp.	32,783	2,990,137
Edison International	16,121	1,215,685
Entergy Corp.	8,948	1,071,970
Evergy, Inc.	10,249	667,107
Eversource Energy	14,554	1,238,109
Exelon Corp.	43,711	1,992,784
FirstEnergy Corp.	24,298	1,180,883
NextEra Energy, Inc.	21,977	5,321,950
Pinnacle West Capital Corp.	5,051	454,236
Common Stocks (continued)
Issuer	Shares	Value ($)
PPL Corp.	32,511	1,166,495
Southern Co. (The)	47,155	3,003,774
Xcel Energy, Inc.	23,577	1,496,904
Total		24,490,923
Gas Utilities 0.0%
Atmos Energy Corp.	5,370	600,688
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	29,852	594,055
NRG Energy, Inc.	11,318	449,890
Total		1,043,945
Multi-Utilities 1.1%
Ameren Corp.	11,068	850,023
CenterPoint Energy, Inc.	22,588	615,975
CMS Energy Corp.	12,766	802,216
Consolidated Edison, Inc.	14,946	1,352,165
Dominion Energy, Inc.	37,009	3,065,085
DTE Energy Co.	8,636	1,121,557
NiSource, Inc.	16,792	467,489
Public Service Enterprise Group, Inc.	22,743	1,342,974
Sempra Energy	12,673	1,919,706
WEC Energy Group, Inc.	14,184	1,308,190
Total		12,845,380
Water Utilities 0.1%
American Water Works Co., Inc.	8,128	998,525
Total Utilities		39,979,461
Total Common Stocks (Cost $792,738,937)		1,203,287,266

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(d)	6,978,367	6,977,669
Total Money Market Funds (Cost $6,977,801)		6,977,669
Total Investments in Securities (Cost: $799,716,738)		1,210,264,935
Other Assets & Liabilities, Net		423,547
Net Assets		1,210,688,482

At December 31, 2019, securities and/or cash totaling $499,205 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	52	03/2020	USD	8,400,860	128,156	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Ameriprise Financial, Inc.
	5,099	760	(160)	5,699	19,100	318,076	20,930	949,340
Columbia Short-Term Cash Fund, 1.699%
	15,474,877	170,753,028	(179,249,538)	6,978,367	(1,181)	(131)	380,882	6,977,669
Total					17,919	317,945	401,812	7,927,009

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	125,027,203	—	—	125,027,203
Consumer Discretionary	117,392,130	—	—	117,392,130
Consumer Staples	86,670,621	—	—	86,670,621
Energy	52,296,582	—	—	52,296,582
Financials	155,833,683	—	—	155,833,683
Health Care	170,893,469	—	—	170,893,469
Industrials	108,907,611	—	—	108,907,611
Information Technology	279,127,581	—	—	279,127,581
Materials	31,947,856	—	—	31,947,856
Real Estate	35,211,069	—	—	35,211,069
Utilities	39,979,461	—	—	39,979,461
Total Common Stocks	1,203,287,266	—	—	1,203,287,266
Money Market Funds	6,977,669	—	—	6,977,669
Total Investments in Securities	1,210,264,935	—	—	1,210,264,935
Investments in Derivatives
Asset
Futures Contracts	128,156	—	—	128,156
Total	1,210,393,091	—	—	1,210,393,091
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $792,230,133)	$1,202,337,926
Affiliated issuers (cost $7,486,605)	7,927,009
Receivable for:
Capital shares sold	64,749
Dividends	1,232,346
Foreign tax reclaims	11,557
Variation margin for futures contracts	22,660
Prepaid expenses	3,638
Total assets	1,211,599,885
Liabilities
Due to custodian	583
Payable for:
Capital shares purchased	717,677
Management services fees	6,617
Distribution and/or service fees	2,127
Service fees	31,491
Compensation of board members	49,591
Compensation of chief compliance officer	216
Other expenses	103,101
Total liabilities	911,403
Net assets applicable to outstanding capital stock	$1,210,688,482
Represented by
Trust capital	$1,210,688,482
Total - representing net assets applicable to outstanding capital stock	$1,210,688,482
Class 1
Net assets	$599,583,562
Shares outstanding	23,147,591
Net asset value per share	$25.90
Class 2
Net assets	$11,354,108
Shares outstanding	447,662
Net asset value per share	$25.36
Class 3
Net assets	$599,750,812
Shares outstanding	23,386,588
Net asset value per share	$25.65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	19

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$21,459,559
Dividends — affiliated issuers	401,812
Total income	21,861,371
Expenses:
Management services fees	2,025,360
Distribution and/or service fees
Class 2	27,243
Class 3	663,163
Service fees	326,244
Compensation of board members	27,499
Custodian fees	39,312
Printing and postage fees	96,805
Licensing fees and expenses	93,776
Audit fees	29,001
Legal fees	16,603
Compensation of chief compliance officer	214
Other	18,071
Total expenses	3,363,291
Net investment income	18,498,080
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,707,447
Investments — affiliated issuers	17,919
Futures contracts	5,042,012
Net realized gain	8,767,378
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	237,396,962
Investments — affiliated issuers	317,945
Futures contracts	353,676
Net change in unrealized appreciation (depreciation)	238,068,583
Net realized and unrealized gain	246,835,961
Net increase in net assets resulting from operations	$265,334,041
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$18,498,080	$13,668,197
Net realized gain	8,767,378	8,589,004
Net change in unrealized appreciation (depreciation)	238,068,583	(67,014,138)
Net increase (decrease) in net assets resulting from operations	265,334,041	(44,756,937)
Increase in net assets from capital stock activity	159,579,603	161,901,096
Total increase in net assets	424,913,644	117,144,159
Net assets at beginning of year	785,774,838	668,630,679
Net assets at end of year	$1,210,688,482	$785,774,838

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	6,347,251	145,225,297	7,042,724	150,887,718
Redemptions	(49,430)	(1,171,984)	(30,846)	(662,757)
Net increase	6,297,821	144,053,313	7,011,878	150,224,961
Class 2
Subscriptions	7,610	166,167	18,127	369,211
Redemptions	(83,255)	(1,880,509)	(72,271)	(1,523,050)
Net decrease	(75,645)	(1,714,342)	(54,144)	(1,153,839)
Class 3
Subscriptions	1,833,049	41,860,107	1,723,581	36,758,535
Redemptions	(1,062,040)	(24,619,475)	(1,128,721)	(23,928,561)
Net increase	771,009	17,240,632	594,860	12,829,974
Total net increase	6,993,185	159,579,603	7,552,594	161,901,096
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$19.75	0.44	5.71	6.15
Year Ended 12/31/2018	$20.72	0.42	(1.39)	(0.97)
Year Ended 12/31/2017	$17.06	0.33	3.33	3.66
Year Ended 12/31/2016	$15.29	0.34	1.43	1.77
Year Ended 12/31/2015	$15.14	0.34(c)	(0.19)	0.15
Class 2
Year Ended 12/31/2019	$19.39	0.37	5.60	5.97
Year Ended 12/31/2018	$20.40	0.34	(1.35)	(1.01)
Year Ended 12/31/2017	$16.83	0.28	3.29	3.57
Year Ended 12/31/2016	$15.12	0.26	1.45	1.71
Year Ended 12/31/2015	$15.01	0.29(d)	(0.18)	0.11
Class 3
Year Ended 12/31/2019	$19.58	0.40	5.67	6.07
Year Ended 12/31/2018	$20.57	0.37	(1.36)	(0.99)
Year Ended 12/31/2017	$16.96	0.30	3.31	3.61
Year Ended 12/31/2016	$15.21	0.28	1.47	1.75
Year Ended 12/31/2015	$15.08	0.32(c)	(0.19)	0.13

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.06 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.05 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$25.90	31.14%	0.26%	0.26%	1.91%	2%	$599,584
Year Ended 12/31/2018	$19.75	(4.68%)	0.28%	0.28%	1.94%	3%	$332,816
Year Ended 12/31/2017	$20.72	21.45%	0.29%	0.29%	1.75%	2%	$203,887
Year Ended 12/31/2016	$17.06	11.58%	0.32%	0.31%	2.14%	5%	$31,465
Year Ended 12/31/2015	$15.29	0.99%	0.37%	0.33%	2.21%	4%	$3
Class 2
Year Ended 12/31/2019	$25.36	30.79%	0.51%	0.51%	1.63%	2%	$11,354
Year Ended 12/31/2018	$19.39	(4.95%)	0.53%	0.53%	1.61%	3%	$10,146
Year Ended 12/31/2017	$20.40	21.21%	0.55%	0.55%	1.50%	2%	$11,777
Year Ended 12/31/2016	$16.83	11.31%	0.56%	0.56%	1.65%	5%	$11,332
Year Ended 12/31/2015	$15.12	0.73%	0.58%	0.58%	1.94%	4%	$11,794
Class 3
Year Ended 12/31/2019	$25.65	31.00%	0.39%	0.39%	1.76%	2%	$599,751
Year Ended 12/31/2018	$19.58	(4.81%)	0.40%	0.40%	1.75%	3%	$442,813
Year Ended 12/31/2017	$20.57	21.28%	0.42%	0.42%	1.62%	2%	$452,967
Year Ended 12/31/2016	$16.96	11.51%	0.43%	0.43%	1.78%	5%	$347,922
Year Ended 12/31/2015	$15.21	0.86%	0.46%	0.45%	2.10%	4%	$304,143
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	23

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Large Cap Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
24	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	128,156*

26	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,042,012

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	353,676
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	12,659,103

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
28	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.29%
Class 2	0.54
Class 3	0.415
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $210,302,895 and $18,042,811, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Passive Investment Risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 99.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
December 31, 2019
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Large Cap Index Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	33

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
34	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
36	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2019

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Columbia Variable Portfolio – Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6461 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Mid Cap Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with growth of capital.
Portfolio management
Matthew Litfin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Erika Maschmeyer, CFA
Portfolio Manager
Managed Fund since 2018
John Emerson, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	35.18	11.33	11.17
Class 2*	05/03/10	34.83	11.06	10.91
Class 3	05/01/01	34.98	11.19	11.04
Russell Midcap Growth Index		35.47	11.60	14.24
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	96.7
Money Market Funds	3.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	3.6
Consumer Discretionary	16.9
Consumer Staples	1.8
Energy	1.5
Financials	4.9
Health Care	18.9
Industrials	16.1
Information Technology	33.4
Materials	1.8
Real Estate	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 40.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 34.98% and slightly underperformed its benchmark, the Russell Midcap Growth Index, which returned 35.47%. The Fund’s stock selection within information technology represented the largest contributor to relative performance during the 12-month period, while an underweight to consumer staples also benefited return. Stock selection in consumer discretionary and energy detracted the most.
Federal Reserve policy supported market sentiment
U.S. equities delivered a robust gain in 2019 despite concerns about slowing global growth and heightened uncertainty stemming from the ongoing U.S.-China trade dispute. A shift on the part of the U.S. Federal Reserve (Fed) to an accommodative policy stance was the key support to sentiment. The Fed cut the benchmark fed funds rate by a quarter point at three successive Open Market Committee meetings between late July and late October, bringing the target to a range of 1.50%-1.75%. In addition, the Fed provided daily injections of liquidity from mid-September onward in order to keep overnight lending rates within the target range.
The markets were further encouraged by domestic growth which remained in positive territory, easing the fears of recession that pressured risk assets in late 2018. International growth also held up reasonably well and showed signs of picking up in the fourth quarter of 2019. Corporate earnings growth was modest, meaning that the equity market advance was largely driven by multiple expansion. However, headed into year-end consensus expectations were for earnings to experience high-single-digit gains in 2020.
Contributors and detractors
The Fund’s stock selection within information technology represented the largest contributor to relative performance during the 12-month period, while an underweight to consumer staples also benefited return. Stock selection in consumer discretionary and energy detracted the most.
Within the technology sector, positive contributions were led by Teradyne, Inc., a provider of automated test systems to manufacturers of electrical components. Teradyne also has an industrial automation segment which provides collaborative robots that work alongside production workers to improve manufacturing efficiency. Earnings for the company exceeded expectations driven by strong results in both segments. Importantly, the industrial automation segment has posted year-over-year growth despite a soft global trade environment, indicative of market share gains. Semiconductor processing equipment company Lam Research Corp. also contributed notably. The market rewarded Lam’s strong execution which has enabled it to grow free cash flow despite cyclical headwinds. In addition, the chipmaking solutions provider is well-positioned to benefit from the introduction of new electronic devices to meet the rollout of 5G networks. Within health care, the share price of biopharmaceutical company Seattle Genetics, Inc. more than doubled over the period. The company develops treatments that target individual cancerous cells more narrowly than traditional chemotherapy and has displayed robust growth. Sentiment with respect to the stock was further boosted by positive phase three clinical trial results for breast cancer treatment tucatinib, which led Seattle Genetics to file a new drug application with the FDA in December. Within industrials, vehicle auction company Copart, Inc. outperformed. Copart specializes in selling cars declared a total loss by insurers. They have seen especially strong demand from buyers in foreign markets like Mexico and eastern Europe, where those cars can be refurbished at a lower cost. In effect, Copart arbitrages discrepancies between markets in labor rates and other costs. The number of cars declared total losses has increased due to greater complexity and associated repair cost for vehicles.
Turning to detractors, the Fund’s position in Wayfair, Inc. was the leading cause of underperformance within the consumer discretionary sector. The online home furnishings retailer posted results which were below expectations for revenue growth and profitability. We believe Wayfair is making investments in the customer experience and logistics which should create value over time as shoppers continue to move to online purchasing. Within energy, exposure to Concho Resources, Inc.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
weighed most heavily on return. The Permian Basin driller has attempted to innovate with respect to the number of horizontal wells that can be drilled from a single pad. In August, Concho reported results from its 23-well Dominator project that were well below what was expected in terms of increased efficiency of production. We subsequently exited this position.
At period’s end
Regardless of short-term market conditions, our investment process is based on bottom-up fundamental analysis of individual companies and on constructing an optimal portfolio of high-quality growth stocks.
In our view, the recent market advance had been driven by multiple expansion rather than earnings growth. In addition, the level of geopolitical uncertainty was well above average. Together, these factors suggested the potential for significant volatility in 2020. Mitigating this to a degree are the Fed’s recent rate cuts, which we believe should help sustain the economy, as well as the signing of a “phase one” U.S.-China trade deal. We believe that our investment philosophy, which favors higher quality companies and structural growth based on such factors as superior return on invested capital, revenue and earnings growth, and debt ratios, is well suited for this uncertain environment.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,071.00	1,021.76	3.85	3.76	0.73
Class 2	1,000.00	1,000.00	1,069.90	1,020.49	5.17	5.05	0.98
Class 3	1,000.00	1,000.00	1,070.10	1,021.15	4.48	4.38	0.85
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.1%
Issuer	Shares	Value ($)
Communication Services 3.5%
Entertainment 3.5%
Live Nation Entertainment, Inc.(a)	105,025	7,506,137
Madison Square Garden Co. (The), Class A(a)	19,466	5,726,702
Zynga, Inc., Class A(a)	843,000	5,159,160
Total		18,391,999
Total Communication Services		18,391,999
Consumer Discretionary 16.2%
Distributors 1.1%
Pool Corp.	28,597	6,073,431
Diversified Consumer Services 1.3%
Grand Canyon Education, Inc.(a)	72,400	6,935,196
Hotels, Restaurants & Leisure 7.5%
Chipotle Mexican Grill, Inc.(a)	13,340	11,167,047
Choice Hotels International, Inc.	96,444	9,975,203
Churchill Downs, Inc.	60,028	8,235,842
Domino’s Pizza, Inc.	34,198	10,046,688
Total		39,424,780
Internet & Direct Marketing Retail 0.9%
Wayfair, Inc., Class A(a)	52,200	4,717,314
Specialty Retail 5.4%
O’Reilly Automotive, Inc.(a)	23,167	10,153,170
Tractor Supply Co.	115,605	10,802,131
Ulta Beauty, Inc.(a)	30,224	7,650,903
Total		28,606,204
Total Consumer Discretionary		85,756,925
Consumer Staples 1.7%
Food Products 1.7%
Lamb Weston Holdings, Inc.	106,550	9,166,497
Total Consumer Staples		9,166,497
Energy 1.5%
Oil, Gas & Consumable Fuels 1.5%
Diamondback Energy, Inc.	85,200	7,911,672
Total Energy		7,911,672
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 4.7%
Banks 1.5%
SVB Financial Group(a)	31,013	7,785,504
Capital Markets 2.0%
Raymond James Financial, Inc.	119,450	10,685,997
Consumer Finance 1.2%
Synchrony Financial	176,150	6,343,161
Total Financials		24,814,662
Health Care 18.2%
Biotechnology 3.7%
Exact Sciences Corp.(a)	64,751	5,988,172
Sarepta Therapeutics, Inc.(a)	46,680	6,023,587
Seattle Genetics, Inc.(a)	66,576	7,606,974
Total		19,618,733
Health Care Equipment & Supplies 8.1%
Align Technology, Inc.(a)	34,793	9,708,639
IDEXX Laboratories, Inc.(a)	35,939	9,384,751
ResMed, Inc.	44,637	6,917,396
STERIS PLC	42,380	6,459,560
Varian Medical Systems, Inc.(a)	71,025	10,086,260
Total		42,556,606
Health Care Providers & Services 2.8%
Encompass Health Corp.	133,167	9,224,478
Laboratory Corp. of America Holdings(a)	32,326	5,468,589
Total		14,693,067
Life Sciences Tools & Services 3.6%
Mettler-Toledo International, Inc.(a)	10,610	8,416,701
Pra Health Sciences, Inc.(a)	96,200	10,692,630
Total		19,109,331
Total Health Care		95,977,737
Industrials 15.5%
Aerospace & Defense 1.5%
BWX Technologies, Inc.	126,259	7,838,159
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 2.7%
Allegion PLC	49,600	6,177,184
Lennox International, Inc.	33,950	8,282,782
Total		14,459,966
Commercial Services & Supplies 4.3%
Cintas Corp.	21,820	5,871,326
Copart, Inc.(a)	83,073	7,554,659
Rollins, Inc.	275,296	9,128,815
Total		22,554,800
Machinery 4.4%
Donaldson Co., Inc.	151,716	8,741,876
IDEX Corp.	36,500	6,278,000
Toro Co. (The)	101,151	8,058,700
Total		23,078,576
Professional Services 1.3%
CoStar Group, Inc.(a)	11,451	6,851,133
Road & Rail 1.3%
Old Dominion Freight Line, Inc.	36,344	6,897,364
Total Industrials		81,679,998
Information Technology 32.1%
Electronic Equipment, Instruments & Components 3.7%
Amphenol Corp., Class A	90,200	9,762,346
CDW Corp.	70,169	10,022,940
Total		19,785,286
IT Services 9.4%
Booz Allen Hamilton Holdings Corp.	97,873	6,961,706
EPAM Systems, Inc.(a)	43,023	9,127,760
Gartner, Inc.(a)	68,026	10,482,807
GoDaddy, Inc., Class A(a)	157,905	10,724,908
Jack Henry & Associates, Inc.	44,150	6,431,330
WEX, Inc.(a)	28,927	6,059,049
Total		49,787,560
Semiconductors & Semiconductor Equipment 6.0%
Advanced Micro Devices, Inc.(a)	295,700	13,560,802
Lam Research Corp.	29,517	8,630,771
Teradyne, Inc.	137,932	9,405,583
Total		31,597,156
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 13.0%
Alteryx, Inc., Class A(a)	67,750	6,779,743
ANSYS, Inc.(a)	48,139	12,391,460
Aspen Technology, Inc.(a)	69,090	8,355,054
Cadence Design Systems, Inc.(a)	131,422	9,115,430
j2 Global, Inc.	91,151	8,541,760
ServiceNow, Inc.(a)	29,960	8,458,307
Tyler Technologies, Inc.(a)	22,336	6,701,247
Zscaler, Inc.(a)	181,525	8,440,912
Total		68,783,913
Total Information Technology		169,953,915
Materials 1.7%
Chemicals 1.7%
Celanese Corp., Class A	72,812	8,964,613
Total Materials		8,964,613
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
Equity LifeStyle Properties, Inc.	76,906	5,413,413
Total Real Estate		5,413,413
Total Common Stocks (Cost $417,445,209)		508,031,431

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	17,438,878	17,437,134
Total Money Market Funds (Cost $17,437,929)		17,437,134
Total Investments in Securities (Cost: $434,883,138)		525,468,565
Other Assets & Liabilities, Net		3,343,462
Net Assets		528,812,027

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	11,831,346	154,509,466	(148,901,934)	17,438,878	1,892	(795)	312,472	17,437,134
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	18,391,999	—	—	18,391,999
Consumer Discretionary	85,756,925	—	—	85,756,925
Consumer Staples	9,166,497	—	—	9,166,497
Energy	7,911,672	—	—	7,911,672
Financials	24,814,662	—	—	24,814,662
Health Care	95,977,737	—	—	95,977,737
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	81,679,998	—	—	81,679,998
Information Technology	169,953,915	—	—	169,953,915
Materials	8,964,613	—	—	8,964,613
Real Estate	5,413,413	—	—	5,413,413
Total Common Stocks	508,031,431	—	—	508,031,431
Money Market Funds	17,437,134	—	—	17,437,134
Total Investments in Securities	525,468,565	—	—	525,468,565
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $417,445,209)	$508,031,431
Affiliated issuers (cost $17,437,929)	17,437,134
Receivable for:
Investments sold	4,031,767
Capital shares sold	6,256
Dividends	317,289
Expense reimbursement due from Investment Manager	1,924
Prepaid expenses	2,649
Total assets	529,828,450
Liabilities
Payable for:
Capital shares purchased	842,861
Management services fees	11,841
Distribution and/or service fees	1,114
Service fees	16,875
Compensation of board members	102,106
Compensation of chief compliance officer	112
Other expenses	41,514
Total liabilities	1,016,423
Net assets applicable to outstanding capital stock	$528,812,027
Represented by
Trust capital	$528,812,027
Total - representing net assets applicable to outstanding capital stock	$528,812,027
Class 1
Net assets	$231,470,974
Shares outstanding	6,971,427
Net asset value per share	$33.20
Class 2
Net assets	$28,168,571
Shares outstanding	868,455
Net asset value per share	$32.44
Class 3
Net assets	$269,172,482
Shares outstanding	8,205,387
Net asset value per share	$32.80
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$3,632,580
Dividends — affiliated issuers	312,472
Interfund lending	20
Total income	3,945,072
Expenses:
Management services fees	4,111,647
Distribution and/or service fees
Class 2	61,857
Class 3	325,988
Service fees	176,323
Compensation of board members	26,960
Custodian fees	9,603
Printing and postage fees	59,436
Audit fees	29,000
Legal fees	11,972
Compensation of chief compliance officer	107
Other	11,501
Total expenses	4,824,394
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(771,597)
Total net expenses	4,052,797
Net investment loss	(107,725)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	40,763,275
Investments — affiliated issuers	1,892
Net realized gain	40,765,167
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	105,495,111
Investments — affiliated issuers	(795)
Net change in unrealized appreciation (depreciation)	105,494,316
Net realized and unrealized gain	146,259,483
Net increase in net assets resulting from operations	$146,151,758
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income (loss)	$(107,725)	$185,579
Net realized gain	40,765,167	65,173,519
Net change in unrealized appreciation (depreciation)	105,494,316	(85,451,497)
Net increase (decrease) in net assets resulting from operations	146,151,758	(20,092,399)
Decrease in net assets from capital stock activity	(48,480,989)	(34,471,255)
Total increase (decrease) in net assets	97,670,769	(54,563,654)
Net assets at beginning of year	431,141,258	485,704,912
Net assets at end of year	$528,812,027	$431,141,258

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	77,346	2,376,992	123,243	3,285,951
Redemptions	(578,351)	(17,450,377)	(351,930)	(9,696,344)
Net decrease	(501,005)	(15,073,385)	(228,687)	(6,410,393)
Class 2
Subscriptions	128,455	3,797,357	206,040	5,555,492
Redemptions	(89,994)	(2,627,162)	(92,762)	(2,479,742)
Net increase	38,461	1,170,195	113,278	3,075,750
Class 3
Subscriptions	20,393	602,635	27,452	751,146
Redemptions	(1,183,005)	(35,180,434)	(1,187,600)	(31,887,758)
Net decrease	(1,162,612)	(34,577,799)	(1,160,148)	(31,136,612)
Total net decrease	(1,625,156)	(48,480,989)	(1,275,557)	(34,471,255)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

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Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$24.56	0.02	8.62	8.64
Year Ended 12/31/2018	$25.79	0.03	(1.26)	(1.23)
Year Ended 12/31/2017	$20.97	0.03	4.79	4.82
Year Ended 12/31/2016	$20.50	0.03	0.44	0.47
Year Ended 12/31/2015	$19.41	0.14(c)	0.95	1.09
Class 2
Year Ended 12/31/2019	$24.06	(0.06)	8.44	8.38
Year Ended 12/31/2018	$25.32	(0.03)	(1.23)	(1.26)
Year Ended 12/31/2017	$20.64	(0.03)	4.71	4.68
Year Ended 12/31/2016	$20.23	0.02	0.39	0.41
Year Ended 12/31/2015	$19.20	0.23(d)	0.80	1.03
Class 3
Year Ended 12/31/2019	$24.30	(0.02)	8.52	8.50
Year Ended 12/31/2018	$25.54	(0.00)(e)	(1.24)	(1.24)
Year Ended 12/31/2017	$20.80	0.00(e)	4.74	4.74
Year Ended 12/31/2016	$20.36	0.05	0.39	0.44
Year Ended 12/31/2015	$19.30	0.25(f)	0.81	1.06

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.14 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.27 per share.
(e)	Rounds to zero.
(f)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$33.20	35.18%	0.88%	0.73%	0.06%	70%	$231,471
Year Ended 12/31/2018	$24.56	(4.77%)	0.89%	0.74%	0.12%	150%	$183,546
Year Ended 12/31/2017	$25.79	22.98%	0.91%	0.74%	0.14%	115%	$198,617
Year Ended 12/31/2016	$20.97	2.29%	0.92%	0.76%	0.16%	150%	$158,566
Year Ended 12/31/2015	$20.50	5.62%	0.94%	0.84%	0.67%	109%	$18,161
Class 2
Year Ended 12/31/2019	$32.44	34.83%	1.13%	0.98%	(0.19%)	70%	$28,169
Year Ended 12/31/2018	$24.06	(4.98%)	1.14%	0.99%	(0.12%)	150%	$19,966
Year Ended 12/31/2017	$25.32	22.68%	1.16%	0.99%	(0.11%)	115%	$18,148
Year Ended 12/31/2016	$20.64	2.03%	1.18%	1.01%	0.11%	150%	$12,910
Year Ended 12/31/2015	$20.23	5.36%	1.20%	1.05%	1.11%	109%	$13,920
Class 3
Year Ended 12/31/2019	$32.80	34.98%	1.01%	0.85%	(0.07%)	70%	$269,172
Year Ended 12/31/2018	$24.30	(4.86%)	1.01%	0.86%	(0.01%)	150%	$227,630
Year Ended 12/31/2017	$25.54	22.79%	1.03%	0.86%	0.01%	115%	$268,941
Year Ended 12/31/2016	$20.80	2.16%	1.05%	0.88%	0.24%	150%	$247,151
Year Ended 12/31/2015	$20.36	5.49%	1.07%	0.92%	1.24%	109%	$279,919
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.82% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates provide services to the Investment Manager pursuant to personnel-sharing agreements or similar inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to some of these arrangements, certain employees of these Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide such services to the Fund on behalf of the Investment Manager.
20	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.73%
Class 2	0.98
Class 3	0.855
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $340,868,090 and $398,905,113, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	300,000	2.46	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
22	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 96.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2019

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Columbia Variable Portfolio – Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6651 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Select Large Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 2008
Richard Taft
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	26.75	8.96	12.78
Class 2*	05/03/10	26.43	8.68	12.51
Class 3	02/04/04	26.54	8.81	12.64
Russell 1000 Value Index		26.54	8.29	11.80
S&P 500 Index		31.49	11.70	13.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	4.7
Consumer Discretionary	4.3
Consumer Staples	6.2
Energy	12.0
Financials	23.8
Health Care	14.4
Industrials	8.4
Information Technology	10.4
Materials	10.0
Utilities	5.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 92.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 26.54%. The Fund performed in line with its benchmark, the Russell 1000 Value Index, which also returned 26.54% for the same time period. During the same time, the broad equity market, as measured by the S&P 500 Index, returned 31.49%. Strong stock selection in the materials, energy, consumer staples and financials sectors was the primary driver of the fund’s absolute and relative performance. Greater-than-benchmark exposure to technology stocks also helped the Fund’s relative performance.
A strong year for equity markets
U.S. equities overcame numerous headwinds to post solid double-digit returns across all market sectors in 2019. Seeds for the robust performance were sown late in 2018 when U.S. Federal Reserve (Fed) policy changed from balance-sheet normalization to accommodation, evidenced by three rate cuts during the year and roughly $400 billion of balance sheet expansion sparked by the repo crisis in September. Whether this move is “Quantitative Easing IV” is irrelevant right now, as is whether investors have been too complacent about what the repo support portends for liquidity. What matters is the Fed implemented the repo-rescue at the front end of the curve, which helped it steepen. That’s important because historically a steep yield curve means a strong economy, a perception heightened by other upbeat indicators. With the Fed once again clearly pursuing wealth creation, many investors were adding risk to their portfolios.
By the end of the 2019, daily price gains suggested quite a bit of “FOMO” (fear of missing out) also fueling risk sentiment. Presidential politics helped too, especially in the health care sector, as several of the more-socialist Democratic candidates toned down anti-capitalist rhetoric that had targeted the sector throughout the year. Expectations for favorable trade developments provided an additional boost.
Contributors and detractors
Top absolute and relative contributors for the period varied by sector and represented the broad diversification inherent in our bottom-up approach. Each of these contributors also highlighted the discipline and patience required to benefit from a concentrated, high-conviction portfolio — despite any number of stock-specific and industry-specific challenges throughout the period, each ultimately prevailed as investors refocused on fundamentals and execution.
For example, semiconductor equipment maker Applied Materials, Inc. rebounded from China trade worries and episodic downturns in the semiconductor market as investors expressed confidence in the company’s broad product line, market dominance and growth prospects. Likewise, agricultural chemical maker FMC Corp. overcame trade and global growth worries after posting strong results and issuing guidance for continuing growth across all of the company’s key geographic markets. Chip maker QUALCOMM, Inc. moved past a mix of competitive, regulatory and legal challenges as investors focused on key leadership areas like 5G. Food provider Tyson Foods, Inc. overcame concerns about trade conflict, as well as sporadic distractions like a fire at one of its processing plants, and rose as investors appreciated the company’s growth strategy amid rising expectations for favorable market conditions. And exploration and drilling company Anadarko Petroleum Corp. was less affected by the downturn in energy prices as Chevron Corporation and Occidental Petroleum vied to acquire the company. Occidental outbid Chevron and completed its acquisition of Anadarko in August 2019.
Our continuing conviction in the period’s noteworthy absolute and relative detractors also illustrated our discipline and patience. For example, multi-channel retailer Qurate Retail, Inc. struggled with industry-wide competition as well as impatience over its integration of key acquisitions, but we believed attributes like low cost of capital and customer loyalty may help the stock to recover significantly. Data analytics provider Teradata Corp. was one of the few technology companies to really disappoint in during the period, beset by woes including recent management changes that we saw as fleeting. And specialty glass maker Corning, Inc. fell despite posting decent results as concerns grew over weakening demand from key customers, particularly in China.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,104.10	1,021.76	3.91	3.76	0.73
Class 2	1,000.00	1,000.00	1,102.80	1,020.49	5.25	5.05	0.98
Class 3	1,000.00	1,000.00	1,103.40	1,021.10	4.61	4.43	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 4.6%
Diversified Telecommunication Services 4.6%
Verizon Communications, Inc.	999,300	61,357,020
Total Communication Services		61,357,020
Consumer Discretionary 4.2%
Internet & Direct Marketing Retail 1.5%
Qurate Retail, Inc.(a)	2,337,300	19,703,439
Specialty Retail 2.7%
Lowe’s Companies, Inc.	307,100	36,778,296
Total Consumer Discretionary		56,481,735
Consumer Staples 6.1%
Food Products 2.8%
Tyson Foods, Inc., Class A	414,400	37,726,976
Tobacco 3.3%
Philip Morris International, Inc.	513,800	43,719,242
Total Consumer Staples		81,446,218
Energy 11.8%
Energy Equipment & Services 3.9%
Halliburton Co.	887,900	21,726,913
TechnipFMC PLC	1,400,000	30,016,000
Total		51,742,913
Oil, Gas & Consumable Fuels 7.9%
Chevron Corp.	225,914	27,224,896
Marathon Petroleum Corp.	519,600	31,305,900
Valero Energy Corp.	254,400	23,824,560
Williams Companies, Inc. (The)	940,800	22,315,776
Total		104,671,132
Total Energy		156,414,045
Financials 23.4%
Banks 14.0%
Bank of America Corp.	1,413,600	49,786,992
Citigroup, Inc.	623,900	49,843,371
JPMorgan Chase & Co.	360,700	50,281,580
Wells Fargo & Co.	682,400	36,713,120
Total		186,625,063
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.6%
Morgan Stanley	682,400	34,884,288
Insurance 6.8%
American International Group, Inc.	750,700	38,533,431
MetLife, Inc.	618,527	31,526,321
Unum Group	682,400	19,898,784
Total		89,958,536
Total Financials		311,467,887
Health Care 14.2%
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	399,700	33,422,914
Health Care Providers & Services 7.8%
Cigna Corp.	263,200	53,821,768
Humana, Inc.	136,000	49,846,720
Total		103,668,488
Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	804,300	51,628,017
Total Health Care		188,719,419
Industrials 8.2%
Aerospace & Defense 2.4%
United Technologies Corp.	214,500	32,123,520
Industrial Conglomerates 2.5%
Honeywell International, Inc.	185,300	32,798,100
Road & Rail 3.3%
CSX Corp.	341,300	24,696,468
Union Pacific Corp.	111,081	20,082,334
Total		44,778,802
Total Industrials		109,700,422
Information Technology 10.2%
Electronic Equipment, Instruments & Components 3.4%
Corning, Inc.	1,559,900	45,408,689
Semiconductors & Semiconductor Equipment 4.4%
Applied Materials, Inc.	466,541	28,477,663
QUALCOMM, Inc.	335,900	29,636,457
Total		58,114,120
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.4%
Teradata Corp.(a)	1,185,154	31,726,572
Total Information Technology		135,249,381
Materials 9.8%
Chemicals 4.3%
FMC Corp.	575,200	57,416,464
Metals & Mining 5.5%
Barrick Gold Corp.	1,750,000	32,532,500
Freeport-McMoRan, Inc.	3,119,700	40,930,464
Total		73,462,964
Total Materials		130,879,428
Utilities 5.7%
Electric Utilities 2.9%
NextEra Energy, Inc.	156,000	37,776,960
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 2.8%
AES Corp. (The)	1,877,500	37,362,250
Total Utilities		75,139,210
Total Common Stocks (Cost $940,541,356)		1,306,854,765

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	27,187,829	27,185,111
Total Money Market Funds (Cost $27,185,704)		27,185,111
Total Investments in Securities (Cost: $967,727,060)		1,334,039,876
Other Assets & Liabilities, Net		(2,439,539)
Net Assets		1,331,600,337

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	51,492,729	165,260,384	(189,565,284)	27,187,829	(124)	(593)	436,834	27,185,111
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	61,357,020	—	—	61,357,020
Consumer Discretionary	56,481,735	—	—	56,481,735
Consumer Staples	81,446,218	—	—	81,446,218
Energy	156,414,045	—	—	156,414,045
Financials	311,467,887	—	—	311,467,887
Health Care	188,719,419	—	—	188,719,419
Industrials	109,700,422	—	—	109,700,422
Information Technology	135,249,381	—	—	135,249,381
Materials	130,879,428	—	—	130,879,428
Utilities	75,139,210	—	—	75,139,210
Total Common Stocks	1,306,854,765	—	—	1,306,854,765
Money Market Funds	27,185,111	—	—	27,185,111
Total Investments in Securities	1,334,039,876	—	—	1,334,039,876
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $940,541,356)	$1,306,854,765
Affiliated issuers (cost $27,185,704)	27,185,111
Receivable for:
Capital shares sold	257
Dividends	1,046,387
Prepaid expenses	4,185
Total assets	1,335,090,705
Liabilities
Payable for:
Capital shares purchased	3,358,510
Management services fees	25,928
Distribution and/or service fees	418
Service fees	12,051
Compensation of board members	61,814
Compensation of chief compliance officer	286
Other expenses	31,361
Total liabilities	3,490,368
Net assets applicable to outstanding capital stock	$1,331,600,337
Represented by
Trust capital	$1,331,600,337
Total - representing net assets applicable to outstanding capital stock	$1,331,600,337
Class 1
Net assets	$1,241,829,105
Shares outstanding	44,884,960
Net asset value per share	$27.67
Class 2
Net assets	$32,814,696
Shares outstanding	1,214,143
Net asset value per share	$27.03
Class 3
Net assets	$56,956,536
Shares outstanding	2,084,775
Net asset value per share	$27.32
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	11

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$31,115,528
Dividends — affiliated issuers	436,834
Foreign taxes withheld	(41,125)
Total income	31,511,237
Expenses:
Management services fees	9,150,135
Distribution and/or service fees
Class 2	71,889
Class 3	66,843
Service fees	77,259
Compensation of board members	32,826
Custodian fees	9,359
Printing and postage fees	22,283
Audit fees	29,671
Legal fees	19,201
Interest on interfund lending	222
Compensation of chief compliance officer	272
Other	23,914
Total expenses	9,503,874
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(13,093)
Total net expenses	9,490,781
Net investment income	22,020,456
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	94,040,480
Investments — affiliated issuers	(124)
Net realized gain	94,040,356
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	184,536,389
Investments — affiliated issuers	(593)
Net change in unrealized appreciation (depreciation)	184,535,796
Net realized and unrealized gain	278,576,152
Net increase in net assets resulting from operations	$300,596,608
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$22,020,456	$21,508,467
Net realized gain	94,040,356	109,983,877
Net change in unrealized appreciation (depreciation)	184,535,796	(294,853,517)
Net increase (decrease) in net assets resulting from operations	300,596,608	(163,361,173)
Decrease in net assets from capital stock activity	(144,844,810)	(62,261,955)
Total increase (decrease) in net assets	155,751,798	(225,623,128)
Net assets at beginning of year	1,175,848,539	1,401,471,667
Net assets at end of year	$1,331,600,337	$1,175,848,539

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,426,100	83,702,508	4,223,107	103,062,384
Redemptions	(9,033,221)	(225,698,866)	(6,926,715)	(170,660,816)
Net decrease	(5,607,121)	(141,996,358)	(2,703,608)	(67,598,432)
Class 2
Subscriptions	204,001	4,934,242	352,349	8,541,349
Redemptions	(140,820)	(3,434,395)	(122,980)	(2,954,022)
Net increase	63,181	1,499,847	229,369	5,587,327
Class 3
Subscriptions	140,619	3,427,384	266,058	6,591,108
Redemptions	(316,641)	(7,775,683)	(282,072)	(6,841,958)
Net decrease	(176,022)	(4,348,299)	(16,014)	(250,850)
Total net decrease	(5,719,962)	(144,844,810)	(2,490,253)	(62,261,955)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$21.83	0.43	5.41	5.84
Year Ended 12/31/2018	$24.87	0.40	(3.44)	(3.04)
Year Ended 12/31/2017	$20.56	0.30	4.01	4.31
Year Ended 12/31/2016	$17.14	0.26	3.16	3.42
Year Ended 12/31/2015	$18.02	0.27	(1.15)	(0.88)
Class 2
Year Ended 12/31/2019	$21.38	0.36	5.29	5.65
Year Ended 12/31/2018	$24.42	0.33	(3.37)	(3.04)
Year Ended 12/31/2017	$20.23	0.24	3.95	4.19
Year Ended 12/31/2016	$16.91	0.22	3.10	3.32
Year Ended 12/31/2015	$17.83	0.23	(1.15)	(0.92)
Class 3
Year Ended 12/31/2019	$21.59	0.39	5.34	5.73
Year Ended 12/31/2018	$24.62	0.36	(3.39)	(3.03)
Year Ended 12/31/2017	$20.38	0.27	3.97	4.24
Year Ended 12/31/2016	$17.01	0.24	3.13	3.37
Year Ended 12/31/2015	$17.91	0.25	(1.15)	(0.90)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$27.67	26.75%	0.73%(c)	0.73%(c)	1.73%	11%	$1,241,829
Year Ended 12/31/2018	$21.83	(12.22%)	0.73%	0.73%	1.60%	16%	$1,102,434
Year Ended 12/31/2017	$24.87	20.96%	0.76%	0.75%	1.35%	8%	$1,322,918
Year Ended 12/31/2016	$20.56	19.95%	0.82%	0.77%	1.49%	26%	$1,046,757
Year Ended 12/31/2015	$17.14	(4.88%)	0.81%	0.76%	1.54%	13%	$779,920
Class 2
Year Ended 12/31/2019	$27.03	26.43%	0.98%(c)	0.98%(c)	1.48%	11%	$32,815
Year Ended 12/31/2018	$21.38	(12.45%)	0.98%	0.98%	1.36%	16%	$24,610
Year Ended 12/31/2017	$24.42	20.71%	1.01%	1.00%	1.10%	8%	$22,501
Year Ended 12/31/2016	$20.23	19.63%	1.07%	1.02%	1.25%	26%	$15,026
Year Ended 12/31/2015	$16.91	(5.16%)	1.06%	1.02%	1.32%	13%	$11,918
Class 3
Year Ended 12/31/2019	$27.32	26.54%	0.86%(c)	0.86%(c)	1.61%	11%	$56,957
Year Ended 12/31/2018	$21.59	(12.31%)	0.85%	0.85%	1.48%	16%	$48,804
Year Ended 12/31/2017	$24.62	20.81%	0.89%	0.88%	1.22%	8%	$56,053
Year Ended 12/31/2016	$20.38	19.81%	0.95%	0.89%	1.39%	26%	$45,889
Year Ended 12/31/2015	$17.01	(5.02%)	0.94%	0.89%	1.42%	13%	$47,307
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	15

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Value Fund (formerly known as Columbia Variable Portfolio – Select Large-Cap Value Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2019, Columbia Variable Portfolio – Select Large-Cap Value Fund was renamed Columbia Variable Portfolio – Select Large Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
16	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.71% of the Fund’s average daily net assets.
18	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.73%	0.75%
Class 2	0.98	1.00
Class 3	0.855	0.875
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $138,859,397 and $235,236,434, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	640,000	2.43	5
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
20	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 98.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Value Fund (formerly known as Columbia Variable Portfolio – Select Large-Cap Value Fund) (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
22	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	23

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
24	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
26	Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Large Cap Value Fund | Annual Report 2019	27

Columbia Variable Portfolio – Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6472 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Core Equity Fund
This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Core Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Core Equity Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	25.18	10.69	14.22
S&P 500 Index		31.49	11.70	13.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio – Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	10.7
Consumer Discretionary	9.4
Consumer Staples	7.6
Energy	4.3
Financials	12.9
Health Care	14.2
Industrials	8.8
Information Technology	23.4
Materials	2.4
Real Estate	2.8
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s shares returned 25.18%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 31.49% for the same time period. The Fund’s stock selection models accounted for the shortfall.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Fed reduced short-term interest rates three times during the second half of the year, then announced in its December meeting that it would hold the federal funds rate target at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of the year, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49% while the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Performance highlights
The team’s quantitative models divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, the models delivered disappointing results. Stocks rated 1 by the models underperformed while those rated 5 outperformed on a relative basis. All three themes — value, quality and catalyst themes — underperformed. The portfolio used index futures for cash equitization purposes, which allowed the Fund to stay fully invested and to maintain its risk profile in line with the benchmark.
The calendar year 2019 generated double-digit returns for equities. Yet, below the relatively calm surface of the market, factor volatility limited the ability of the Fund’s multifactor framework to capture market inefficiencies and generate excess returns, especially when considering measures of momentum and value. For example, in the two worst months of the year for the Fund, momentum factors outperformed strongly in August while value factors struggled. Conversely, the risk-on nature of September caused value stocks to rally while trending growth stocks struggled. For the year overall, stock selection in the financials and energy sectors aided relative performance for the year, while stock selection in the information technology and consumer discretionary sectors resulted in underperformance.
At period’s end
Regardless of the economic environment, we plan to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We also do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Core Equity Fund	1,000.00	1,000.00	1,087.90	1,023.44	2.13	2.06	0.40
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 10.6%
Diversified Telecommunication Services 2.6%
Verizon Communications, Inc.	81,600	5,010,240
Interactive Media & Services 8.0%
Alphabet, Inc., Class A(a)	6,825	9,141,337
Facebook, Inc., Class A(a)	32,450	6,660,362
Total		15,801,699
Total Communication Services		20,811,939
Consumer Discretionary 9.3%
Hotels, Restaurants & Leisure 1.4%
Starbucks Corp.	30,500	2,681,560
Household Durables 0.4%
Garmin Ltd.	3,800	370,728
PulteGroup, Inc.	9,700	376,360
Total		747,088
Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.(a)	1,695	3,132,089
eBay, Inc.	71,500	2,581,865
Expedia Group, Inc.	6,350	686,689
Total		6,400,643
Multiline Retail 1.4%
Target Corp.	21,900	2,807,799
Specialty Retail 2.1%
AutoZone, Inc.(a)	2,180	2,597,056
Best Buy Co., Inc.	17,400	1,527,720
Total		4,124,776
Textiles, Apparel & Luxury Goods 0.7%
Nike, Inc., Class B	5,700	577,467
Under Armour, Inc., Class A(a)	42,200	911,520
Total		1,488,987
Total Consumer Discretionary		18,250,853
Consumer Staples 7.5%
Food & Staples Retailing 1.9%
Walgreens Boots Alliance, Inc.	24,000	1,415,040
Walmart, Inc.	19,300	2,293,612
Total		3,708,652
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.0%
General Mills, Inc.	18,200	974,792
Tyson Foods, Inc., Class A	10,200	928,608
Total		1,903,400
Household Products 2.5%
Kimberly-Clark Corp.	22,500	3,094,875
Procter & Gamble Co. (The)	15,000	1,873,500
Total		4,968,375
Tobacco 2.1%
Altria Group, Inc.	47,315	2,361,492
Philip Morris International, Inc.	21,300	1,812,417
Total		4,173,909
Total Consumer Staples		14,754,336
Energy 4.3%
Oil, Gas & Consumable Fuels 4.3%
Chevron Corp.(b)	18,245	2,198,705
ConocoPhillips Co.	46,645	3,033,324
Devon Energy Corp.	15,600	405,132
HollyFrontier Corp.	16,100	816,431
Valero Energy Corp.	20,535	1,923,103
Total		8,376,695
Total Energy		8,376,695
Financials 12.7%
Banks 2.9%
Bank of America Corp.	14,200	500,124
Citigroup, Inc.	62,400	4,985,136
Citizens Financial Group, Inc.	5,100	207,111
Total		5,692,371
Capital Markets 3.8%
Bank of New York Mellon Corp. (The)	10,100	508,333
Franklin Resources, Inc.	49,400	1,283,412
Intercontinental Exchange, Inc.	39,700	3,674,235
S&P Global, Inc.	6,375	1,740,694
T. Rowe Price Group, Inc.	1,400	170,576
Total		7,377,250
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 2.5%
Capital One Financial Corp.	33,800	3,478,358
Discover Financial Services	3,300	279,906
Synchrony Financial	32,100	1,155,921
Total		4,914,185
Diversified Financial Services 0.9%
Voya Financial, Inc.	30,200	1,841,596
Insurance 2.6%
Allstate Corp. (The)	22,300	2,507,635
MetLife, Inc.	15,200	774,744
Prudential Financial, Inc.	13,200	1,237,368
Willis Towers Watson PLC	3,050	615,917
Total		5,135,664
Total Financials		24,961,066
Health Care 14.1%
Biotechnology 2.3%
AbbVie, Inc.	16,630	1,472,420
Alexion Pharmaceuticals, Inc.(a)	9,590	1,037,159
BioMarin Pharmaceutical, Inc.(a)	8,150	689,083
Vertex Pharmaceuticals, Inc.(a)	5,850	1,280,857
Total		4,479,519
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	13,300	1,112,146
Dentsply Sirona, Inc.	6,730	380,851
Hologic, Inc.(a)	6,100	318,481
Medtronic PLC	34,400	3,902,680
Total		5,714,158
Health Care Providers & Services 2.3%
Cardinal Health, Inc.	37,060	1,874,495
HCA Healthcare, Inc.	3,100	458,211
McKesson Corp.	15,380	2,127,361
Total		4,460,067
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.6%
Bristol-Myers Squibb Co.	67,300	4,319,987
Johnson & Johnson	16,500	2,406,855
Merck & Co., Inc.	54,600	4,965,870
Mylan NV(a)	24,300	488,430
Perrigo Co. PLC	14,900	769,734
Total		12,950,876
Total Health Care		27,604,620
Industrials 8.7%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	9,600	3,738,048
Airlines 1.6%
Southwest Airlines Co.	59,600	3,217,208
Electrical Equipment 1.6%
Eaton Corp. PLC	32,300	3,059,456
Industrial Conglomerates 0.6%
Honeywell International, Inc.	7,000	1,239,000
Machinery 2.4%
Cummins, Inc.	18,450	3,301,812
Illinois Tool Works, Inc.	7,550	1,356,206
Total		4,658,018
Professional Services 0.3%
Robert Half International, Inc.	8,700	549,405
Road & Rail 0.3%
CSX Corp.	7,700	557,172
Total Industrials		17,018,307
Information Technology 23.1%
Communications Equipment 2.5%
Cisco Systems, Inc.	93,315	4,475,387
F5 Networks, Inc.(a)	2,800	391,020
Total		4,866,407
IT Services 5.2%
MasterCard, Inc., Class A	18,450	5,508,986
VeriSign, Inc.(a)	16,905	3,257,255
Visa, Inc., Class A	8,050	1,512,595
Total		10,278,836

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.7%
Broadcom, Inc.	12,550	3,966,051
Lam Research Corp.	12,625	3,691,550
Qorvo, Inc.(a)	10,400	1,208,792
QUALCOMM, Inc.	3,300	291,159
Total		9,157,552
Software 6.6%
Adobe, Inc.(a)	6,800	2,242,708
Autodesk, Inc.(a)	1,700	311,882
Cadence Design Systems, Inc.(a)	4,200	291,312
Fortinet, Inc.(a)	27,500	2,935,900
Microsoft Corp.	36,330	5,729,241
VMware, Inc., Class A	9,800	1,487,542
Total		12,998,585
Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	18,195	5,342,962
HP, Inc.	136,000	2,794,800
Total		8,137,762
Total Information Technology		45,439,142
Materials 2.3%
Chemicals 1.2%
LyondellBasell Industries NV, Class A	24,900	2,352,552
Metals & Mining 1.1%
Nucor Corp.	39,000	2,194,920
Total Materials		4,547,472
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
American Tower Corp.	17,740	4,077,007
ProLogis, Inc.	6,600	588,324
SBA Communications Corp.	2,800	674,772
Total		5,340,103
Total Real Estate		5,340,103
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.5%
Electric Utilities 2.5%
American Electric Power Co., Inc.	12,600	1,190,826
Entergy Corp.	4,700	563,060
Exelon Corp.	67,500	3,077,325
Total		4,831,211
Independent Power and Renewable Electricity Producers 1.0%
AES Corp. (The)	99,000	1,970,100
Total Utilities		6,801,311
Total Common Stocks (Cost $156,899,708)		193,905,844

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(c),(d)	2,398,586	2,398,346
Total Money Market Funds (Cost $2,398,372)		2,398,346
Total Investments in Securities (Cost: $159,298,080)		196,304,190
Other Assets & Liabilities, Net		(26,326)
Net Assets		196,277,864

At December 31, 2019, securities and/or cash totaling $192,816 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	17	03/2020	USD	2,746,435	51,128	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	1,748,264	21,991,404	(21,341,082)	2,398,586	(173)	(26)	47,321	2,398,346
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	20,811,939	—	—	20,811,939
Consumer Discretionary	18,250,853	—	—	18,250,853
Consumer Staples	14,754,336	—	—	14,754,336
Energy	8,376,695	—	—	8,376,695
Financials	24,961,066	—	—	24,961,066
Health Care	27,604,620	—	—	27,604,620
Industrials	17,018,307	—	—	17,018,307
Information Technology	45,439,142	—	—	45,439,142
Materials	4,547,472	—	—	4,547,472
Real Estate	5,340,103	—	—	5,340,103
Utilities	6,801,311	—	—	6,801,311
Total Common Stocks	193,905,844	—	—	193,905,844
Money Market Funds	2,398,346	—	—	2,398,346
Total Investments in Securities	196,304,190	—	—	196,304,190
Investments in Derivatives
Asset
Futures Contracts	51,128	—	—	51,128
Total	196,355,318	—	—	196,355,318
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $156,899,708)	$193,905,844
Affiliated issuers (cost $2,398,372)	2,398,346
Cash	325
Receivable for:
Dividends	305,265
Foreign tax reclaims	4,112
Variation margin for futures contracts	6,545
Expense reimbursement due from Investment Manager	255
Prepaid expenses	1,994
Total assets	196,622,686
Liabilities
Payable for:
Capital shares purchased	268,880
Management services fees	2,148
Compensation of board members	40,000
Compensation of chief compliance officer	43
Other expenses	33,751
Total liabilities	344,822
Net assets applicable to outstanding capital stock	$196,277,864
Represented by
Trust capital	$196,277,864
Total - representing net assets applicable to outstanding capital stock	$196,277,864
Shares outstanding	7,928,287
Net asset value per share	24.76
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$3,931,498
Dividends — affiliated issuers	47,321
Total income	3,978,819
Expenses:
Management services fees	768,386
Compensation of board members	16,578
Custodian fees	21,933
Printing and postage fees	12,380
Audit fees	29,000
Legal fees	9,118
Compensation of chief compliance officer	41
Other	6,880
Total expenses	864,316
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(95,774)
Total net expenses	768,542
Net investment income	3,210,277
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	16,876,537
Investments — affiliated issuers	(173)
Futures contracts	627,403
Net realized gain	17,503,767
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	21,783,087
Investments — affiliated issuers	(26)
Futures contracts	112,243
Net change in unrealized appreciation (depreciation)	21,895,304
Net realized and unrealized gain	39,399,071
Net increase in net assets resulting from operations	$42,609,348
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$3,210,277	$3,481,493
Net realized gain	17,503,767	20,898,021
Net change in unrealized appreciation (depreciation)	21,895,304	(29,346,892)
Net increase (decrease) in net assets resulting from operations	42,609,348	(4,967,378)
Decrease in net assets from capital stock activity	(24,669,900)	(28,424,426)
Total increase (decrease) in net assets	17,939,448	(33,391,804)
Net assets at beginning of year	178,338,416	211,730,220
Net assets at end of year	$196,277,864	$178,338,416

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	20,175	477,629	3,644	76,043
Redemptions	(1,109,783)	(25,147,529)	(1,341,704)	(28,500,469)
Total net decrease	(1,089,608)	(24,669,900)	(1,338,060)	(28,424,426)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per share data
Net asset value, beginning of period	$19.78	$20.45	$16.39	$15.12	$14.90
Income from investment operations:
Net investment income	0.38	0.36	0.38	0.31	0.29
Net realized and unrealized gain (loss)	4.60	(1.03)	3.68	0.96	(0.07)
Total from investment operations	4.98	(0.67)	4.06	1.27	0.22
Net asset value, end of period	$24.76	$19.78	$20.45	$16.39	$15.12
Total return	25.18%	(3.28)%	24.77%	8.40%	1.48%
Ratios to average net assets
Total gross expenses(a)	0.45%	0.44%	0.45%	0.45%	0.44%
Total net expenses(a),(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.67%	1.67%	2.08%	2.01%	1.89%
Supplemental data
Portfolio turnover	66%	73%	66%	76%	78%
Net assets, end of period (in thousands)	$196,278	$178,338	$211,730	$191,013	$199,667

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B, issued by RiverSource Life Insurance Company (Participating Insurance Companies), and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
18	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	51,128*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	627,403

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	112,243
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,319,035

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
20	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Federal income tax status
The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund did not pay any fees to the Transfer Agent during the reporting period.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $125,793,048 and $147,494,807, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
22	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2019

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Columbia Variable Portfolio – Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6347 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Select Mid Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Mid Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Mid Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term growth of capital.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Effective November 26, 2019, David Hoffman no longer serves as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	31.62	7.04	11.24
Class 2*	05/03/10	31.25	6.80	10.99
Class 3	05/02/05	31.42	6.93	11.11
Russell Midcap Value Index		27.06	7.62	12.41
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.1
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Consumer Discretionary	9.0
Consumer Staples	6.9
Energy	6.8
Financials	18.0
Health Care	8.4
Industrials	11.2
Information Technology	8.9
Materials	7.8
Real Estate	10.2
Utilities	12.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 64.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 31.42%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 27.06% for the same time period. Performance was driven by strong stock selection, which added value in nine of the 11 benchmark sectors. Selection was especially strong within information technology, materials, consumer staples, and health care.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns. While expectations for a trade agreement shifted throughout the year, the progress was ultimately forward, with reports in the fourth quarter that the U.S. and China were preparing to sign a phase one trade deal.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the year, then announced in its December 2019 meeting that it would hold the federal funds rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of the 2019, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49%, led by a 48.0% price gain in information technology stocks and 30.9% in communication services. Growth stocks solidly outperformed value stocks for the year, and large-cap stocks led mid-cap and small-cap stocks. Within the benchmark Russell Mid Cap Value Index, all sectors finished positive for the year. Energy was the notable laggard, while information technology was the strongest performing sector.
Contributors and detractors
Stock selection across a broad range of sectors drove the Fund’s performance advantage over the benchmark, notably information technology, materials, consumer staples and health care. Sector allocation also had a modest favorable impact on relative returns. The top contributor to relative performance was technology company First Data Corp., which provides electronic commerce and payment processing services. First Data shares rose sharply in the first half of the year as the company was acquired by Fiserv, Inc. at a significant premium. We took profits and sold the stock. Also within technology, semiconductor company Teradyne, Inc. was a notable contributor. Shares rose on strong reported earnings, driven by rising demand for equipment for 5G infrastructure. In the materials sector, shares of agricultural chemical maker FMC Corp. rose as the company overcame trade and global growth worries by posting strong results and issuing guidance for continued growth across all of its key geographic markets. We continue to own both Teradyne and FMC.
Stock selection within the consumer discretionary sector was the main detractor from relative performance. Discount variety store chain Dollar Tree, Inc. was a significant disappointment. Although the stock finished 2019 with a positive return, it underperformed in the fourth quarter after reporting lower-than-expected earnings and decreasing forward earnings guidance. Disappointing gross margins, owing to a mix of factors, including tariffs and merchandise costs, weighed on the stock. Yet, the company showed a solid increase in same-store sales and we continue to own the stock. DXC Technology Co., an
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
information technology services and consulting company was a major detractor. The company lowered its forward guidance over the summer of 2019, in part because of delays in certain deals, foreign exchange headwinds and higher-than- expected pressures on core outsourcing business. We continue to own the name.
At period’s end
Portfolio positioning has not changed much during the year. The Fund remained overweight in consumer staples, health care, utilities and energy and remained underweight in real estate and communication services. We increased the Fund’s overweight in technology during the year.
As we look ahead, we remain cautiously optimistic. Key concerns continue to be about the potential for a prolonged trade conflict, levels of debt and political dysfunction that could derail pro-growth policy. Regardless of what transpires, we plan to adhere to our longstanding philosophy of bottom-up, fundamental analysis. We continue to look for undervalued companies with catalysts that we believe have the potential to change investor perception and accelerate earnings growth.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,089.90	1,021.35	4.31	4.17	0.81
Class 2	1,000.00	1,000.00	1,088.40	1,020.08	5.64	5.46	1.06
Class 3	1,000.00	1,000.00	1,089.20	1,020.74	4.95	4.79	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Consumer Discretionary 8.8%
Hotels, Restaurants & Leisure 2.8%
Royal Caribbean Cruises Ltd.	68,635	9,163,459
Internet & Direct Marketing Retail 1.5%
Expedia Group, Inc.	43,793	4,735,775
Multiline Retail 2.5%
Dollar Tree, Inc.(a)	85,370	8,029,048
Textiles, Apparel & Luxury Goods 2.0%
Ralph Lauren Corp.	56,958	6,676,617
Total Consumer Discretionary		28,604,899
Consumer Staples 6.8%
Food & Staples Retailing 4.1%
Kroger Co. (The)	249,345	7,228,511
U.S. Foods Holding Corp.(a)	142,830	5,983,149
Total		13,211,660
Food Products 2.7%
Tyson Foods, Inc., Class A	95,300	8,676,112
Total Consumer Staples		21,887,772
Energy 6.7%
Energy Equipment & Services 1.2%
TechnipFMC PLC	184,415	3,953,857
Oil, Gas & Consumable Fuels 5.5%
Marathon Petroleum Corp.	82,425	4,966,106
Noble Energy, Inc.	234,653	5,828,781
WPX Energy, Inc.(a)	503,835	6,922,693
Total		17,717,580
Total Energy		21,671,437
Financials 17.6%
Banks 6.0%
Popular, Inc.	110,985	6,520,369
Regions Financial Corp.	452,205	7,759,838
SVB Financial Group(a)	20,050	5,033,352
Total		19,313,559
Capital Markets 2.3%
Northern Trust Corp.	71,225	7,566,944
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 2.6%
Voya Financial, Inc.	137,625	8,392,372
Insurance 6.7%
Hanover Insurance Group, Inc. (The)	47,000	6,423,490
Lincoln National Corp.	132,812	7,837,236
Reinsurance Group of America, Inc.	45,500	7,419,230
Total		21,679,956
Total Financials		56,952,831
Health Care 8.2%
Health Care Equipment & Supplies 2.4%
Zimmer Biomet Holdings, Inc.	53,013	7,934,986
Health Care Providers & Services 3.8%
Quest Diagnostics, Inc.	51,235	5,471,386
WellCare Health Plans, Inc.(a)	20,225	6,678,497
Total		12,149,883
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.	74,680	6,370,950
Total Health Care		26,455,819
Industrials 11.0%
Aerospace & Defense 2.3%
L3 Harris Technologies, Inc.	38,037	7,526,381
Electrical Equipment 2.7%
AMETEK, Inc.	89,390	8,915,758
Machinery 2.3%
Ingersoll-Rand PLC	55,242	7,342,767
Road & Rail 2.5%
Norfolk Southern Corp.	41,315	8,020,481
Trading Companies & Distributors 1.2%
United Rentals, Inc.(a)	23,000	3,835,710
Total Industrials		35,641,097
Information Technology 8.7%
Communications Equipment 1.9%
Motorola Solutions, Inc.	38,025	6,127,349
Electronic Equipment, Instruments & Components 1.5%
Corning, Inc.	170,000	4,948,700
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.8%
DXC Technology Co.	73,390	2,758,730
Semiconductors & Semiconductor Equipment 4.5%
Marvell Technology Group Ltd.	197,600	5,248,256
ON Semiconductor Corp.(a)	150,000	3,657,000
Teradyne, Inc.	81,200	5,537,028
Total		14,442,284
Total Information Technology		28,277,063
Materials 7.7%
Chemicals 5.2%
Eastman Chemical Co.	89,000	7,054,140
FMC Corp.	97,840	9,766,389
Total		16,820,529
Metals & Mining 2.5%
Freeport-McMoRan, Inc.	602,700	7,907,424
Total Materials		24,727,953
Real Estate 10.0%
Equity Real Estate Investment Trusts (REITS) 10.0%
First Industrial Realty Trust, Inc.	190,000	7,886,900
Gaming and Leisure Properties, Inc.	189,975	8,178,424
SL Green Realty Corp.	88,250	8,108,410
Welltower, Inc.	100,680	8,233,610
Total		32,407,344
Total Real Estate		32,407,344
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 12.6%
Electric Utilities 4.4%
Edison International	93,870	7,078,737
Pinnacle West Capital Corp.	78,430	7,053,210
Total		14,131,947
Independent Power and Renewable Electricity Producers 2.8%
AES Corp. (The)	448,200	8,919,180
Multi-Utilities 5.4%
Ameren Corp.	103,775	7,969,921
CMS Energy Corp.	152,875	9,606,665
Total		17,576,586
Total Utilities		40,627,713
Total Common Stocks (Cost $282,331,327)		317,253,928

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	5,993,836	5,993,237
Total Money Market Funds (Cost $5,993,366)		5,993,237
Total Investments in Securities (Cost: $288,324,693)		323,247,165
Other Assets & Liabilities, Net		265,277
Net Assets		323,512,442

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	3,941,640	27,913,992	(25,861,796)	5,993,836	238	(129)	170,945	5,993,237
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	28,604,899	—	—	28,604,899
Consumer Staples	21,887,772	—	—	21,887,772
Energy	21,671,437	—	—	21,671,437
Financials	56,952,831	—	—	56,952,831
Health Care	26,455,819	—	—	26,455,819
Industrials	35,641,097	—	—	35,641,097
Information Technology	28,277,063	—	—	28,277,063
Materials	24,727,953	—	—	24,727,953
Real Estate	32,407,344	—	—	32,407,344
Utilities	40,627,713	—	—	40,627,713
Total Common Stocks	317,253,928	—	—	317,253,928
Money Market Funds	5,993,237	—	—	5,993,237
Total Investments in Securities	323,247,165	—	—	323,247,165
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $282,331,327)	$317,253,928
Affiliated issuers (cost $5,993,366)	5,993,237
Receivable for:
Capital shares sold	6,157
Dividends	632,166
Expense reimbursement due from Investment Manager	419
Prepaid expenses	2,213
Total assets	323,888,120
Liabilities
Payable for:
Capital shares purchased	269,283
Management services fees	7,249
Distribution and/or service fees	467
Service fees	8,407
Compensation of board members	57,596
Compensation of chief compliance officer	67
Other expenses	32,609
Total liabilities	375,678
Net assets applicable to outstanding capital stock	$323,512,442
Represented by
Trust capital	$323,512,442
Total - representing net assets applicable to outstanding capital stock	$323,512,442
Class 1
Net assets	$220,919,477
Shares outstanding	8,520,904
Net asset value per share	$25.93
Class 2
Net assets	$34,239,250
Shares outstanding	1,349,457
Net asset value per share	$25.37
Class 3
Net assets	$68,353,715
Shares outstanding	2,665,540
Net asset value per share	$25.64
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	11

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$5,960,444
Dividends — affiliated issuers	170,945
Foreign taxes withheld	(15,165)
Total income	6,116,224
Expenses:
Management services fees	2,462,706
Distribution and/or service fees
Class 2	76,700
Class 3	84,425
Service fees	80,132
Compensation of board members	19,770
Custodian fees	11,849
Printing and postage fees	26,551
Audit fees	29,000
Legal fees	10,108
Compensation of chief compliance officer	63
Other	8,599
Total expenses	2,809,903
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(177,558)
Total net expenses	2,632,345
Net investment income	3,483,879
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,233,780
Investments — affiliated issuers	238
Net realized gain	12,234,018
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	64,266,287
Investments — affiliated issuers	(129)
Net change in unrealized appreciation (depreciation)	64,266,158
Net realized and unrealized gain	76,500,176
Net increase in net assets resulting from operations	$79,984,055
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$3,483,879	$2,413,795
Net realized gain	12,234,018	27,210,259
Net change in unrealized appreciation (depreciation)	64,266,158	(69,450,596)
Net increase (decrease) in net assets resulting from operations	79,984,055	(39,826,542)
Decrease in net assets from capital stock activity	(14,543,206)	(8,224,705)
Total increase (decrease) in net assets	65,440,849	(48,051,247)
Net assets at beginning of year	258,071,593	306,122,840
Net assets at end of year	$323,512,442	$258,071,593

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	49,187	1,138,265	366,692	8,174,346
Redemptions	(208,334)	(4,959,633)	(104,630)	(2,357,090)
Net increase (decrease)	(159,147)	(3,821,368)	262,062	5,817,256
Class 2
Subscriptions	158,957	3,676,053	154,694	3,432,761
Redemptions	(138,544)	(3,188,552)	(122,769)	(2,699,750)
Net increase	20,413	487,501	31,925	733,011
Class 3
Subscriptions	17,276	381,689	19,118	429,388
Redemptions	(498,289)	(11,591,028)	(682,961)	(15,204,360)
Net decrease	(481,013)	(11,209,339)	(663,843)	(14,774,972)
Total net decrease	(619,747)	(14,543,206)	(369,856)	(8,224,705)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$19.70	0.29	5.94	6.23
Year Ended 12/31/2018	$22.72	0.20	(3.22)	(3.02)
Year Ended 12/31/2017	$20.01	0.25	2.46	2.71
Year Ended 12/31/2016	$17.53	0.23	2.25	2.48
Year Ended 12/31/2015	$18.45	0.07	(0.99)	(0.92)
Class 2
Year Ended 12/31/2019	$19.33	0.22	5.82	6.04
Year Ended 12/31/2018	$22.35	0.14	(3.16)	(3.02)
Year Ended 12/31/2017	$19.73	0.20	2.42	2.62
Year Ended 12/31/2016	$17.33	0.14	2.26	2.40
Year Ended 12/31/2015	$18.26	0.07	(1.00)	(0.93)
Class 3
Year Ended 12/31/2019	$19.51	0.25	5.88	6.13
Year Ended 12/31/2018	$22.53	0.16	(3.18)	(3.02)
Year Ended 12/31/2017	$19.87	0.22	2.44	2.66
Year Ended 12/31/2016	$17.43	0.16	2.28	2.44
Year Ended 12/31/2015	$18.34	0.09	(1.00)	(0.91)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$25.93	31.62%	0.88%	0.82%	1.22%	31%	$220,919
Year Ended 12/31/2018	$19.70	(13.29%)	0.89%	0.85%	0.87%	98%	$170,998
Year Ended 12/31/2017	$22.72	13.54%	0.91%	0.87%	1.20%	72%	$191,281
Year Ended 12/31/2016	$20.01	14.15%	0.93%	0.90%	1.25%	57%	$162,796
Year Ended 12/31/2015	$17.53	(4.99%)	0.91%(c)	0.90%(c)	0.38%	43%	$12,613
Class 2
Year Ended 12/31/2019	$25.37	31.25%	1.13%	1.07%	0.97%	31%	$34,239
Year Ended 12/31/2018	$19.33	(13.51%)	1.14%	1.10%	0.62%	98%	$25,687
Year Ended 12/31/2017	$22.35	13.28%	1.16%	1.12%	0.97%	72%	$28,989
Year Ended 12/31/2016	$19.73	13.85%	1.19%	1.16%	0.79%	57%	$22,379
Year Ended 12/31/2015	$17.33	(5.09%)	1.22%(c)	1.17%(c)	0.40%	43%	$17,179
Class 3
Year Ended 12/31/2019	$25.64	31.42%	1.01%	0.95%	1.08%	31%	$68,354
Year Ended 12/31/2018	$19.51	(13.40%)	1.01%	0.97%	0.73%	98%	$61,387
Year Ended 12/31/2017	$22.53	13.39%	1.04%	0.99%	1.05%	72%	$85,853
Year Ended 12/31/2016	$19.87	14.00%	1.07%	1.03%	0.88%	57%	$92,137
Year Ended 12/31/2015	$17.43	(4.96%)	1.09%(c)	1.04%(c)	0.50%	43%	$97,276
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	15

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Select Mid Cap Value Fund (formerly known as Columbia Variable Portfolio – Mid Cap Value Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2019, Columbia Variable Portfolio – Mid Cap Value Fund was renamed Columbia Variable Portfolio – Select Mid Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
16	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.82% of the Fund’s average daily net assets.
18	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,457,294 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.81%	0.85%
Class 2	1.06	1.10
Class 3	0.935	0.975
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $91,390,384 and $103,886,061, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
20	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 96.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Mid Cap Value Fund (formerly known as Columbia Variable Portfolio – Mid Cap Value Fund) (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	23

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
24	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
26	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Columbia Variable Portfolio – Select Mid Cap Value Fund | Annual Report 2019

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Columbia Variable Portfolio – Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6474 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Seligman Global Technology Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Seligman Global Technology Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2006
Shekhar Pramanick
Portfolio Manager
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	55.31	20.44	16.66
Class 2	05/01/00	54.97	20.13	16.35
MSCI World Information Technology Index (Net)		47.55	18.33	15.52
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	8.9
Consumer Discretionary	0.8
Financials	0.6
Industrials	0.5
Information Technology	89.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2019)
Brazil	2.1
China	0.2
Germany	1.9
Israel	1.2
Netherlands	2.0
Sweden	0.3
United Kingdom	0.1
United States(a)	92.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2019, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Fund at a Glance   (continued)
Summary of investments in securities by industry (%) (at December 31, 2019)
Capital Markets	0.5
Communications Equipment	3.2
Diversified Consumer Services	0.8
Electrical Equipment	0.5
Entertainment	1.9
Interactive Media & Services	6.6
IT Services	10.7
Semiconductors & Semiconductor Equipment	39.6
Software	20.7
Technology Hardware, Storage & Peripherals	11.0
Money Market Funds	4.0
Total	99.5
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019 the Fund’s Class 2 shares returned 54.97%. The Fund’s benchmark, the MSCI World Information Technology Index (Net), returned 47.55%. A significant overweight in the semiconductor industry accounted for most of the Fund’s performance advantage over its benchmark. Stock selection coupled with an underweight in internet and direct marketing stocks also aided relative results for the period.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful market losses in the fourth quarter of 2018. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve Board (Fed) reduced short-term interest rates three times during the second half of the year, then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts. Investors had a strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50% as measured by the S&P 500 Index.
Contributors and detractors
Stock selection in semiconductors aided relative returns, led by overweight positions in semiconductor capital equipment companies Lam Research Corp. and Teradyne, Inc. Lam is a major player in “etch fabrication” and “deposition” equipment that creates chips. The company continued to benefit from the rise in labor-intensive chips of all kinds. Given the increased complexity of chips, demand for semiconductor testing provided by the likes of Teradyne has grown. Teradyne has delivered strong earnings on the back of high margins, continued strong demand for collaborative robots and military and cellular testing. Like many other companies in the sector, Teradyne has availed itself of improved access to offshore cash and repurchased shares over the course of the past year. Synaptics, Inc. a leading developer of human interface solutions, was another strong semiconductor contributor for the period. The company recently announced a new, permanent CEO, whose background inspired investor confidence. Synaptics also appears to have locked up touch sensor design wins in Apple’s 2020 lineup of smartphones, while the company’s current business continued to improve as its pivot to IOT (Internet of Things) devices has shown early signs of progress. Within software, an overweight position in electronic design automation software maker Synopsis, Inc. aided relative results and produced strong gains for the Fund. The company announced earnings that beat expectations and reaffirmed forward earnings guidance. Synopsis suggested that design activity and customer demand for electronic design automation tools remains robust, despite general industry weakness. The company also cited strong results from its nascent Software Integrity business, has demonstrated strong growth and solid profitability. Within hardware, overweights in Xerox Corp. and Western Digital Corp. aided relative results. Xerox announced strong earnings that highlighted solid execution under the company’s new leadership, which has focused on cost containment and increasing its share repurchase program. Western Digital rebounded from a downturn earlier in the year as NAND Flash pricing began to increase after almost a year of relentless declines and capital spend reductions by NAND suppliers, and DRAM bit consumption accelerated as Cloud Data Center demand improved. NAND and DRAM are both types of memory.
Security selection in software detracted from relative performance, notably an underweight in Microsoft Corp., as the company’s Azure cloud computing division continued to demonstrate rapid growth as companies shift to the cloud. At year end the company won a landmark Department of Defense contract in a head-to-head competition with Amazon. Microsoft also produced good results across its Server, Office and Window divisions. A position in LogMeIn, Inc., a provider of remote access and collaborative software solutions, detracted from returns on investor concerns of increased competition, a dated product set and the increased expenses needed to reignite growth in the Unified Communication as a Service (UCaaS) space. By the end of the year, the company had entered into an agreement to be acquired by a pair of private equity funds. Within IT Services, DXC Technology Co. struggled with balancing a fast-growing digital IT / app-based services practice with
6	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
legacy businesses in outsourced data center management and business process optimization that are in decline. DXC shares dropped in 2019, making them among the portfolio’s worst performing investments. While the company trades at a low valuation, it does have a meaningful amount of debt at a time when leverage has gone out of favor. The Fund enjoyed solid gains from Apple, Inc. and from exposure to Apple suppliers, including Synaptics, Qorvo, Inc. and Broadcom, Inc., but it was underweight in Apple, which detracted from relative results as the smartphone market outperformed expectations, paced by a positive reception for Apple’s new iPhone 11 series.
At period’s end
Equity markets had a banner year in 2019, particularly technology stocks which recovered strongly from a selloff at the end of 2018. As always, we continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies that we believe have the best growth prospects, trade at attractive valuations and that have the potential to deliver solid investment returns over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,228.20	1,020.69	5.34	4.84	0.94
Class 2	1,000.00	1,000.00	1,226.50	1,019.42	6.75	6.12	1.19
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.5%
Issuer	Shares	Value ($)
Brazil 2.1%
Afya Ltd., Class A(a)	15,388	417,322
Arco Platform Ltd., Class A(a)	8,804	389,137
Pagseguro Digital Ltd., Class A(a)	23,892	816,151
XP, Inc., Class A(a)	13,500	520,020
Total		2,142,630
China 0.2%
Tencent Holdings Ltd., ADR	3,600	172,854
Germany 1.9%
Infineon Technologies AG	62,900	1,421,185
TeamViewer AG(a)	13,737	491,233
Total		1,912,418
Israel 1.2%
Mellanox Technologies Ltd.(a)	10,600	1,242,108
Netherlands 2.0%
NXP Semiconductors NV	15,600	1,985,256
Sweden 0.3%
Telefonaktiebolaget LM Ericsson, ADR	33,800	296,764
United Kingdom 0.1%
Finablr PLC(a)	65,282	147,349
United States 87.7%
Activision Blizzard, Inc.	28,887	1,716,466
Advanced Energy Industries, Inc.(a)	15,900	1,132,080
Alphabet, Inc., Class A(a)	2,925	3,917,716
Alphabet, Inc., Class C(a)	1,934	2,585,797
Apple, Inc.	18,300	5,373,795
Applied Materials, Inc.	53,600	3,271,744
Arista Networks, Inc.(a)	3,123	635,218
Bloom Energy Corp., Class A(a)	65,800	491,526
Broadcom, Inc.	16,687	5,273,426
Cambium Networks Corp.(a)	29,725	259,797
Cerence, Inc.(a)	31,869	721,195
Cerence, Inc.(a)	6,553	148,294
CommScope Holding Co., Inc.(a)	16,100	228,459
Cornerstone OnDemand, Inc.(a)	8,200	480,110
Dell Technologies, Inc.(a)	13,500	693,765
Common Stocks (continued)
Issuer	Shares	Value ($)
Dropbox, Inc., Class A(a)	19,200	343,872
DXC Technology Co.	16,100	605,199
Euronet Worldwide, Inc.(a)	2,633	414,855
F5 Networks, Inc.(a)	4,800	670,320
Fidelity National Information Services, Inc.	11,600	1,613,444
Fiserv, Inc.(a)	10,000	1,156,300
ForeScout Technologies, Inc.(a)	13,705	449,524
Fortinet, Inc.(a)	21,343	2,278,579
Genpact Ltd.	18,600	784,362
Global Payments, Inc.	5,627	1,027,265
GoDaddy, Inc., Class A(a)	14,241	967,249
Inphi Corp.(a)	12,796	947,160
Intel Corp.	9,000	538,650
Juniper Networks, Inc.	18,500	455,655
Lam Research Corp.	26,015	7,606,786
Marvell Technology Group Ltd.(b)	121,504	3,227,146
Micron Technology, Inc.(a)	65,553	3,525,440
Microsoft Corp.	19,600	3,090,920
NetApp, Inc.	39,500	2,458,875
Nuance Communications, Inc.(a)	58,356	1,040,488
ON Semiconductor Corp.(a)	113,348	2,763,424
Oracle Corp.	27,700	1,467,546
Palo Alto Networks, Inc.(a)	7,100	1,641,875
Plantronics, Inc.	25,100	686,234
Qorvo, Inc.(a)	6,474	752,473
Rambus, Inc.(a)	11,000	151,525
SailPoint Technologies Holding, Inc.(a)	17,224	406,486
Salesforce.com, Inc.(a)	8,705	1,415,781
Sciplay Corp., Class A(a)	19,478	239,385
SMART Global Holdings, Inc.(a)	12,345	468,369
Splunk, Inc.(a)	3,093	463,239
Symantec Corp.	55,275	1,410,618
Synaptics, Inc.(a)	31,073	2,043,671
Synopsys, Inc.(a)	27,182	3,783,734
Teradyne, Inc.	50,068	3,414,137
TiVo Corp.	85,500	725,040
Verint Systems, Inc.(a)	12,200	675,392
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Visa, Inc., Class A	17,400	3,269,460
Western Digital Corp.(b)	42,200	2,678,434
Xperi Corp.	26,180	484,330
Total		89,072,630
Total Common Stocks (Cost $70,572,407)		96,972,009

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(c),(d)	4,079,919	4,079,511
Total Money Market Funds (Cost $4,079,690)		4,079,511
Total Investments in Securities (Cost $74,652,097)		101,051,520
Other Assets & Liabilities, Net		536,465
Net Assets		$101,587,985
At December 31, 2019, securities and/or cash totaling $1,729,247 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(37,184)	(14)	32.00	1/17/2020	(1,116)	(28)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(42,496)	(16)	31.00	1/17/2020	(1,549)	(32)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(332,000)	(125)	35.00	1/15/2021	(12,745)	(16,812)
Western Digital Corp.	Deutsche Bank	USD	(387,167)	(61)	90.00	1/15/2021	(22,642)	(14,732)
Total							(38,052)	(31,604)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(334,656)	(126)	15.00	01/17/2020	(13,497)	(189)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(685,248)	(258)	17.00	01/15/2021	(35,335)	(18,705)
Western Digital Corp.	Deutsche Bank	USD	(393,514)	(62)	40.00	01/15/2021	(19,669)	(12,679)
Total							(68,501)	(31,573)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	1,539,100	36,583,647	(34,042,828)	4,079,919	(238)	(179)	45,439	4,079,511
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	2,142,630	—	—	2,142,630
China	—	172,854	—	172,854
Germany	—	1,912,418	—	1,912,418
Israel	1,242,108	—	—	1,242,108
Netherlands	1,985,256	—	—	1,985,256
Sweden	296,764	—	—	296,764
United Kingdom	—	147,349	—	147,349
United States	89,072,630	—	—	89,072,630
Total Common Stocks	94,739,388	2,232,621	—	96,972,009
Money Market Funds	4,079,511	—	—	4,079,511
Total Investments in Securities	98,818,899	2,232,621	—	101,051,520
Investments in Derivatives
Liability
Options Contracts Written	(63,177)	—	—	(63,177)
Total	98,755,722	2,232,621	—	100,988,343
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $70,572,407)	$96,972,009
Affiliated issuers (cost $4,079,690)	4,079,511
Cash collateral held at broker for:
Options contracts written	930,400
Receivable for:
Investments sold	1,147
Capital shares sold	11,230
Dividends	49,325
Foreign tax reclaims	478
Expense reimbursement due from Investment Manager	615
Prepaid expenses	1,762
Total assets	102,046,477
Liabilities
Option contracts written, at value (premiums received $106,553)	63,177
Payable for:
Investments purchased	174,100
Capital shares purchased	115,525
Management services fees	2,539
Distribution and/or service fees	390
Service fees	41,202
Compensation of board members	31,803
Compensation of chief compliance officer	19
Other expenses	29,737
Total liabilities	458,492
Net assets applicable to outstanding capital stock	$101,587,985
Represented by
Paid in capital	66,900,849
Total distributable earnings (loss)	34,687,136
Total - representing net assets applicable to outstanding capital stock	$101,587,985
Class 1
Net assets	$44,564,641
Shares outstanding	1,907,521
Net asset value per share	$23.36
Class 2
Net assets	$57,023,344
Shares outstanding	2,699,558
Net asset value per share	$21.12
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$858,631
Dividends — affiliated issuers	45,439
Foreign taxes withheld	(4,256)
Total income	899,814
Expenses:
Management services fees	777,781
Distribution and/or service fees
Class 2	114,926
Service fees	135,291
Compensation of board members	14,320
Custodian fees	14,769
Printing and postage fees	14,080
Audit fees	31,941
Legal fees	8,103
Interest on interfund lending	176
Compensation of chief compliance officer	17
Other	6,104
Total expenses	1,117,508
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(182,453)
Total net expenses	935,055
Net investment loss	(35,241)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,665,180
Investments — affiliated issuers	(238)
Foreign currency translations	(3,090)
Options purchased	(17,627)
Options contracts written	29,096
Net realized gain	8,673,321
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	26,886,837
Investments — affiliated issuers	(179)
Foreign currency translations	10
Options contracts written	28,517
Net change in unrealized appreciation (depreciation)	26,915,185
Net realized and unrealized gain	35,588,506
Net increase in net assets resulting from operations	$35,553,265
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment loss	$(35,241)	$(82,765)
Net realized gain	8,673,321	12,940,700
Net change in unrealized appreciation (depreciation)	26,915,185	(19,205,486)
Net increase (decrease) in net assets resulting from operations	35,553,265	(6,347,551)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(5,791,704)	(3,932,705)
Class 2	(7,012,539)	(5,124,615)
Total distributions to shareholders	(12,804,243)	(9,057,320)
Increase (decrease) in net assets from capital stock activity	12,734,904	(4,058,506)
Total increase (decrease) in net assets	35,483,926	(19,463,377)
Net assets at beginning of year	66,104,059	85,567,436
Net assets at end of year	$101,587,985	$66,104,059

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	6,676	143,646	10,873	245,264
Distributions reinvested	307,089	5,791,704	192,497	3,932,705
Redemptions	(213,545)	(4,502,596)	(198,980)	(4,282,507)
Net increase (decrease)	100,220	1,432,754	4,390	(104,538)
Class 2
Subscriptions	1,281,155	24,753,358	1,183,149	24,846,571
Distributions reinvested	410,811	7,012,539	272,586	5,124,615
Redemptions	(1,072,586)	(20,463,747)	(1,711,622)	(33,925,154)
Net increase (decrease)	619,380	11,302,150	(255,887)	(3,953,968)
Total net increase (decrease)	719,600	12,734,904	(251,497)	(4,058,506)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$17.78	0.02	9.00	9.02	(3.44)	(3.44)
Year Ended 12/31/2018	$21.56	0.01	(1.47)	(1.46)	(2.32)	(2.32)
Year Ended 12/31/2017	$21.67	(0.03)	6.79	6.76	(6.87)	(6.87)
Year Ended 12/31/2016	$27.97	(0.04)	3.55	3.51	(9.81)	(9.81)
Year Ended 12/31/2015	$29.99	(0.01)	3.00	2.99	(5.01)	(5.01)
Class 2
Year Ended 12/31/2019	$16.33	(0.03)	8.20	8.17	(3.38)	(3.38)
Year Ended 12/31/2018	$19.99	(0.04)	(1.35)	(1.39)	(2.27)	(2.27)
Year Ended 12/31/2017	$20.50	(0.08)	6.38	6.30	(6.81)	(6.81)
Year Ended 12/31/2016	$26.98	(0.12)	3.38	3.26	(9.74)	(9.74)
Year Ended 12/31/2015	$29.10	(0.08)	2.91	2.83	(4.95)	(4.95)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$23.36	55.31%	1.18%(c)	0.97%(c)	0.09%	56%	$44,565
Year Ended 12/31/2018	$17.78	(8.15%)	1.09%(c),(d)	1.03%(c),(d)	0.05%	44%	$32,129
Year Ended 12/31/2017	$21.56	35.21%	1.15%(d)	1.02%(d)	(0.16%)	60%	$38,879
Year Ended 12/31/2016	$21.67	19.35%	1.26%	0.98%	(0.17%)	62%	$31,083
Year Ended 12/31/2015	$27.97	10.11%	1.20%	0.98%	(0.05%)	65%	$28,698
Class 2
Year Ended 12/31/2019	$21.12	54.97%	1.43%(c)	1.21%(c)	(0.15%)	56%	$57,023
Year Ended 12/31/2018	$16.33	(8.45%)	1.33%(c),(d)	1.28%(c),(d)	(0.22%)	44%	$33,975
Year Ended 12/31/2017	$19.99	34.92%	1.40%(d)	1.27%(d)	(0.39%)	60%	$46,688
Year Ended 12/31/2016	$20.50	19.01%	1.47%	1.23%	(0.49%)	62%	$27,838
Year Ended 12/31/2015	$26.98	9.81%	1.45%	1.23%	(0.30%)	65%	$83,566
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
20	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	63,177
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	29,096	(17,627)	11,469

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	28,517
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average value ($)
Options contracts — purchased	802*
Options contracts — written	(64,379)**

Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
*	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
**	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Deutsche Bank ($)
Liabilities
Options contracts written	63,177
Total financial and derivative net assets	(63,177)
Total collateral received (pledged) (a)	(63,177)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its
22	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.915% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.16% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.94%	1.02%
Class 2	1.19	1.27
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
24	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
30,292	(30,292)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,035,882	10,768,361	12,804,243	2,002,245	7,055,075	9,057,320
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,413,866	7,135,725	—	26,168,959
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
74,819,384	27,608,502	(1,439,543)	26,168,959
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $45,810,584 and $50,416,233, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,100,000	2.88	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
26	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2019, two unaffiliated shareholders of record owned 80.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Seligman Global Technology Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend
39.24%	$7,506,378
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
30	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Interested director affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
32	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2019	33

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Columbia Variable Portfolio – Seligman Global Technology Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
SL 9916 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Limited Duration Credit Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Limited Duration Credit Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2010
Royce Wilson, CFA
Co-Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since February 2020
Effective February 13, 2020, Timothy Doubek no longer serves as a Portfolio Manager of the Fund
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	7.69	2.58	2.72
Class 2	05/07/10	7.47	2.35	2.46
Bloomberg Barclays U.S. 1-5 Year Corporate Index		6.99	2.90	3.15
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Corporate Bonds & Notes	86.3
Money Market Funds	7.8
U.S. Treasury Obligations	5.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
AAA rating	6.4
AA rating	6.1
A rating	20.7
BBB rating	66.1
BB rating	0.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 92.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, Class 2 shares of the Fund returned 7.47% and outperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 6.99% for the same time period. During the 12-month period, the Fund’s overweight exposure to credit added to relative performance as credit spreads narrowed.
Monetary policy and trade discussion drove risk sentiment
After retracing the late 2018 sell-off in January and February, risk assets settled into more of a trading range. While the Federal Reserve (Fed) executed a dramatic policy shift toward accommodation, the markets continued to grapple with the remaining risk factors including those related to U.S.-China trade talks, slowing global growth and the Brexit complications (the U.K.’s departure from the European Union). Weak economic data out of the eurozone and China led to renewed accommodation from the European Central Bank and the People’s Bank of China, to go along with the Fed’s actions. Data in the U.S. was best characterized as choppy.
The second quarter began with a continuation of the positive momentum for risk assets. However, in early May, President Trump surprised the markets with a tweet that the administration would increase tariffs from 10% to 25% on some $200 billion of Chinese imports. As would be expected, risk assets swooned. Markets focused closely on the much-anticipated meeting between President Trump and Chinese President Xi Jinping on the sidelines of the June 28-29 G-20 gathering in Osaka, which ultimately resulted in some modest steps toward de-escalation. Expectations of a “positive” outcome as well as supportive comments from central bankers globally supported risk assets headed into the end of the quarter.
The ebb and flow of risk asset markets in the third quarter was driven primarily by developments related to the U.S.-China trade saga, Fed statements and meeting minutes, and the debate pitting an accelerating global manufacturing slowdown against the strength of the U.S. consumer. The Fed announced cuts in the benchmark fed funds target rate on July 31 and September 18. On the consumer front, the U.S. unemployment rate and weekly jobless claims were at their lowest levels in decades.
The fourth quarter was full of – mostly positive – surprises. The U.S. and Asian economies seemed to reverse the stagnation of the third quarter, the U.K. saw an election which reduced uncertainty around Brexit, and the U.S. and China agreed on a “phase-one” trade deal. Risk markets responded positively, apparently shrugging off the impeachment of the U.S. president. The Fed delivered a third rate cut at the end of October while indicating a preference for a lengthy pause before any further adjustments, and injected liquidity into the markets in order to maintain short rates within the target range. Beyond two years, the U.S. Treasury yield curve moved higher over the quarter with a pronounced steepening.
Contributors and detractors
The Fund’s overweight exposure to corporate credit was the principal positive contributor to performance relative to the benchmark during the 12-month period as credit spreads narrowed. Issuer selection also added meaningfully to relative performance, with positive contributions led by holdings within industrials including semiconductor technology company Broadcom Corp., spirits manufacturer Bacardi Ltd. and packaged food company Conagra Brands, Inc.
The Fund’s sector allocation was essentially a neutral factor in returns, as the positive impact of an overweight to industrials and an underweight to the financials sectors was offset by an overweight to utilities.
The Fund’s stance with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates was a slight detractor from relative return, as we were slightly short duration as Treasury yields declined.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The Fund employed Treasury futures contracts during the 12 month period to seek to reduce the potentially negative impact of rising interest rates. The use of these derivatives, on a stand alone basis, had a negative impact on Fund performance during the period.
Positioning
At the close of the reporting period, the economic backdrop was supported by accommodative policies from major central banks globally. In addition, corporate fundamentals appeared positioned to benefit from a continued focus on balance sheet improvement, particularly within large BBB-rated issuers, and from what we expect to be a decent year for revenues and profitability. That said, these positive factors appeared to be largely priced in at year-end spread levels.
In our view, there continued to be opportunities from a relative value standpoint to identify issuers that we would expect to outperform in most market environments. With credit spreads generally near where we would call fair value at the end of the reporting period, we were positioned essentially neutrally from an overall risk perspective, while being somewhat overweight in what we believe to be our best ideas. As always, we will continue to utilize intensive research to identify new opportunities while seeking to ensure we are adequately compensated for risk on our current positions.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,022.00	1,022.98	2.52	2.53	0.49
Class 2	1,000.00	1,000.00	1,021.00	1,021.71	3.81	3.81	0.74
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 85.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.7%
Lockheed Martin Corp.
11/23/2020	2.500%	12,760,000	12,832,704
Automotive 1.8%
Ford Motor Credit Co. LLC
06/09/2025	4.687%	13,125,000	13,660,235
Banking 7.4%
American Express Co.
05/20/2022	2.750%	6,135,000	6,245,785
02/27/2023	3.400%	7,835,000	8,130,783
Bank of Montreal
03/26/2022	2.900%	8,000,000	8,157,232
Capital One Financial Corp.
05/12/2020	2.500%	2,506,000	2,509,237
04/30/2025	4.250%	5,737,000	6,246,268
Goldman Sachs Group, Inc. (The)
02/20/2024	3.625%	9,300,000	9,758,488
Wells Fargo & Co.(a)
10/30/2025	2.406%	7,369,000	7,372,755
Wells Fargo Bank NA
10/22/2021	3.625%	6,090,000	6,270,011
Total			54,690,559
Cable and Satellite 3.2%
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	1,080,000	1,190,358
NBCUniversal Media LLC
04/01/2021	4.375%	11,300,000	11,657,094
Sky PLC(b)
09/16/2024	3.750%	9,975,000	10,668,189
Total			23,515,641
Diversified Manufacturing 2.6%
Honeywell International, Inc.
11/01/2021	1.850%	10,555,000	10,573,614
08/08/2022	2.150%	2,612,000	2,635,862
United Technologies Corp.
06/01/2022	3.100%	5,597,000	5,744,909
Total			18,954,385
Electric 19.7%
AEP Texas, Inc.
10/01/2022	2.400%	11,023,000	11,108,348
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Electric Power Co., Inc.
11/13/2020	2.150%	4,985,000	4,992,573
12/01/2021	3.650%	1,936,000	1,996,663
Berkshire Hathaway Energy Co.
02/01/2020	2.400%	2,927,000	2,927,458
CenterPoint Energy, Inc.
09/01/2024	2.500%	5,130,000	5,138,171
CMS Energy Corp.
03/01/2024	3.875%	9,661,000	10,140,758
11/15/2025	3.600%	10,736,000	11,347,731
02/15/2027	2.950%	950,000	959,792
DTE Energy Co.
06/01/2024	3.500%	4,266,000	4,438,033
10/01/2026	2.850%	10,176,000	10,235,554
Duke Energy Corp.
09/01/2026	2.650%	11,523,000	11,593,243
Edison International
11/15/2024	3.550%	2,150,000	2,199,364
Emera U.S. Finance LP
06/15/2021	2.700%	9,801,000	9,887,654
06/15/2026	3.550%	6,670,000	6,937,112
Eversource Energy
10/01/2024	2.900%	9,430,000	9,639,927
Public Service Enterprise Group, Inc.
11/15/2021	2.000%	6,995,000	6,994,589
06/15/2024	2.875%	6,164,000	6,299,581
Southern Co. (The)
07/01/2021	2.350%	11,351,000	11,410,784
07/01/2026	3.250%	7,710,000	8,004,638
Xcel Energy, Inc.
03/15/2021	2.400%	9,064,000	9,111,001
Total			145,362,974
Finance Companies 1.9%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	13,285,000	13,835,708
Food and Beverage 9.4%
Bacardi Ltd.(b)
07/15/2026	2.750%	13,670,000	13,418,710
Conagra Brands, Inc.
10/22/2021	3.800%	10,301,000	10,624,960
11/01/2025	4.600%	1,966,000	2,172,075
JM Smucker Co. (The)
03/15/2020	2.500%	6,306,000	6,311,198
Kraft Heinz Foods Co. (The)
06/01/2026	3.000%	9,564,000	9,550,280
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molson Coors Brewing Co.
03/15/2020	2.250%	4,715,000	4,715,193
07/15/2021	2.100%	3,660,000	3,662,538
Mondelez International Holdings Netherlands BV(b)
10/28/2021	2.000%	12,899,000	12,886,688
Sysco Corp.
07/15/2021	2.500%	5,980,000	6,029,958
Total			69,371,600
Health Care 3.9%
Becton Dickinson and Co.
11/08/2021	3.125%	7,281,000	7,421,798
12/15/2024	3.734%	4,871,000	5,173,227
Cardinal Health, Inc.
06/15/2027	3.410%	2,395,000	2,451,680
Cigna Corp.(b)
10/15/2027	3.050%	3,830,000	3,878,713
CVS Health Corp.
03/25/2025	4.100%	9,066,000	9,749,937
Total			28,675,355
Healthcare Insurance 1.1%
Aetna, Inc.
11/15/2022	2.750%	3,790,000	3,851,176
Centene Corp.(b)
12/15/2027	4.250%	4,347,000	4,476,636
Total			8,327,812
Life Insurance 10.3%
AIG Global Funding(b)
07/02/2020	2.150%	2,500,000	2,501,719
Five Corners Funding Trust(b)
11/15/2023	4.419%	6,282,000	6,821,245
Guardian Life Global Funding(b)
05/06/2024	2.900%	8,790,000	9,005,924
MassMutual Global Funding II(b)
07/01/2022	2.250%	5,557,000	5,602,855
06/22/2024	2.750%	9,680,000	9,913,650
Metropolitan Life Global Funding I(b)
06/12/2020	2.050%	10,240,000	10,242,346
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	15,275,000	16,155,623
Principal Life Global Funding II(b)
11/21/2024	2.250%	16,285,000	16,242,884
Total			76,486,246
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.3%
Discovery Communications LLC
06/15/2020	2.800%	9,772,000	9,795,285
Midstream 7.6%
Enterprise Products Operating LLC
02/15/2021	2.800%	4,300,000	4,342,244
MPLX LP(b)
12/01/2027	4.250%	6,915,000	7,281,539
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	17,140,000	18,232,852
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	7,592,000	7,792,566
Western Gas Partners LP
07/01/2026	4.650%	7,584,000	7,775,759
Williams Companies, Inc. (The)
09/15/2025	4.000%	9,828,000	10,420,310
Total			55,845,270
Natural Gas 3.3%
NiSource Finance Corp.
05/15/2027	3.490%	11,268,000	11,846,806
NiSource, Inc.
11/17/2022	2.650%	6,965,000	7,056,039
06/15/2023	3.650%	5,120,000	5,326,864
Total			24,229,709
Pharmaceuticals 4.8%
AbbVie, Inc.
05/14/2025	3.600%	9,305,000	9,829,031
AbbVie, Inc.(b)
11/21/2026	2.950%	8,055,000	8,190,431
Allergan Funding SCS
06/15/2024	3.850%	7,747,000	8,140,857
Amgen, Inc.
11/15/2021	3.875%	3,748,000	3,865,903
05/11/2022	2.650%	5,655,000	5,738,984
Total			35,765,206
Technology 3.0%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	8,790,000	9,131,862
International Business Machines Corp.
05/13/2022	2.850%	12,830,000	13,112,588
Total			22,244,450

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.7%
ERAC U.S.A. Finance LLC(b)
11/15/2024	3.850%	4,810,000	5,113,490
Wireless 1.7%
American Tower Corp.
01/15/2025	2.950%	12,350,000	12,650,877
Wirelines 0.4%
Verizon Communications, Inc.
04/01/2021	4.600%	3,065,000	3,167,608
Total Corporate Bonds & Notes (Cost $618,352,926)			634,525,114

U.S. Treasury Obligations 5.9%

U.S. Treasury
03/15/2022	2.375%	17,840,000	18,149,412
08/15/2022	1.500%	25,000,000	24,947,266
Total U.S. Treasury Obligations (Cost $42,874,499)			43,096,678
Money Market Funds 7.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(c),(d)	57,139,458	57,133,744
Total Money Market Funds (Cost $57,137,374)		57,133,744
Total Investments in Securities (Cost: $718,364,799)		734,755,536
Other Assets & Liabilities, Net		4,718,211
Net Assets		739,473,747

At December 31, 2019, securities and/or cash totaling $897,899 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	399	03/2020	USD	85,984,500	—	(32,731)
U.S. Treasury 5-Year Note	395	03/2020	USD	46,850,703	—	(116,211)
Total					—	(148,942)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(922)	03/2020	USD	(118,404,969)	999,253	—
U.S. Ultra Bond 10-Year Note	(21)	03/2020	USD	(2,954,766)	37,692	—
Total					1,036,945	—
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $142,400,642, which represents 19.26% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	20,078,177	543,706,532	(506,645,251)	57,139,458	2,075	(3,630)	1,056,279	57,133,744
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	634,525,114	—	634,525,114
U.S. Treasury Obligations	43,096,678	—	—	43,096,678
Money Market Funds	57,133,744	—	—	57,133,744
Total Investments in Securities	100,230,422	634,525,114	—	734,755,536
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	1,036,945	—	—	1,036,945
Liability
Futures Contracts	(148,942)	—	—	(148,942)
Total	101,118,425	634,525,114	—	735,643,539
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $661,227,425)	$677,621,792
Affiliated issuers (cost $57,137,374)	57,133,744
Cash	2
Margin deposits on:
Futures contracts	897,899
Receivable for:
Capital shares sold	1,755
Dividends	88,251
Interest	4,364,212
Foreign tax reclaims	11,452
Variation margin for futures contracts	124,140
Expense reimbursement due from Investment Manager	119
Prepaid expenses	3,174
Total assets	740,246,540
Liabilities
Payable for:
Capital shares purchased	614,079
Variation margin for futures contracts	8,302
Management services fees	9,701
Distribution and/or service fees	377
Service fees	2,906
Compensation of board members	110,961
Compensation of chief compliance officer	171
Other expenses	26,296
Total liabilities	772,793
Net assets applicable to outstanding capital stock	$739,473,747
Represented by
Paid in capital	735,129,993
Total distributable earnings (loss)	4,343,754
Total - representing net assets applicable to outstanding capital stock	$739,473,747
Class 1
Net assets	$684,485,646
Shares outstanding	70,100,261
Net asset value per share	$9.76
Class 2
Net assets	$54,988,101
Shares outstanding	5,656,097
Net asset value per share	$9.72
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$1,056,279
Interest	22,463,069
Total income	23,519,348
Expenses:
Management services fees	3,661,210
Distribution and/or service fees
Class 2	126,778
Service fees	31,202
Compensation of board members	31,613
Custodian fees	8,424
Printing and postage fees	24,240
Audit fees	29,000
Legal fees	14,553
Compensation of chief compliance officer	165
Other	15,996
Total expenses	3,943,181
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(46,807)
Total net expenses	3,896,374
Net investment income	19,622,974
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	16,400,582
Investments — affiliated issuers	2,075
Futures contracts	(9,876,158)
Net realized gain	6,526,499
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	27,752,851
Investments — affiliated issuers	(3,630)
Futures contracts	3,232,592
Net change in unrealized appreciation (depreciation)	30,981,813
Net realized and unrealized gain	37,508,312
Net increase in net assets resulting from operations	$57,131,286
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$19,622,974	$17,940,034
Net realized gain (loss)	6,526,499	(4,687,670)
Net change in unrealized appreciation (depreciation)	30,981,813	(12,020,916)
Net increase in net assets resulting from operations	57,131,286	1,231,448
Distributions to shareholders
Net investment income and net realized gains
Class 1	(16,853,216)	(14,287,757)
Class 2	(1,063,576)	(682,713)
Total distributions to shareholders	(17,916,792)	(14,970,470)
Decrease in net assets from capital stock activity	(53,414,995)	(46,119,377)
Total decrease in net assets	(14,200,501)	(59,858,399)
Net assets at beginning of year	753,674,248	813,532,647
Net assets at end of year	$739,473,747	$753,674,248

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,049,590	29,209,694	3,552,016	33,122,159
Distributions reinvested	1,766,584	16,853,216	1,553,017	14,287,757
Redemptions	(10,981,163)	(105,667,765)	(10,758,708)	(100,129,506)
Net decrease	(6,164,989)	(59,604,855)	(5,653,675)	(52,719,590)
Class 2
Subscriptions	1,320,625	12,599,438	1,457,254	13,496,443
Distributions reinvested	111,838	1,063,576	74,451	682,713
Redemptions	(783,719)	(7,473,154)	(816,250)	(7,578,943)
Net increase	648,744	6,189,860	715,455	6,600,213
Total net decrease	(5,516,245)	(53,414,995)	(4,938,220)	(46,119,377)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$9.28	0.25	0.46	0.71	(0.23)	(0.23)
Year Ended 12/31/2018	$9.44	0.21	(0.19)	0.02	(0.18)	(0.18)
Year Ended 12/31/2017	$9.47	0.17	0.02	0.19	(0.22)	(0.22)
Year Ended 12/31/2016	$9.34	0.20	0.31	0.51	(0.38)	(0.38)
Year Ended 12/31/2015	$10.12	0.25	(0.47)	(0.22)	(0.56)	(0.56)
Class 2
Year Ended 12/31/2019	$9.24	0.22	0.47	0.69	(0.21)	(0.21)
Year Ended 12/31/2018	$9.40	0.19	(0.19)	0.00(c)	(0.16)	(0.16)
Year Ended 12/31/2017	$9.43	0.15	0.02	0.17	(0.20)	(0.20)
Year Ended 12/31/2016	$9.30	0.17	0.32	0.49	(0.36)	(0.36)
Year Ended 12/31/2015	$10.07	0.22	(0.45)	(0.23)	(0.54)	(0.54)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$9.76	7.69%	0.50%	0.49%	2.58%	110%	$684,486
Year Ended 12/31/2018	$9.28	0.24%	0.50%	0.50%	2.30%	62%	$707,421
Year Ended 12/31/2017	$9.44	2.05%	0.53%	0.53%	1.79%	104%	$773,190
Year Ended 12/31/2016	$9.47	5.53%	0.55%	0.55%	2.14%	102%	$845,695
Year Ended 12/31/2015	$9.34	(2.31%)	0.54%	0.54%	2.46%	78%	$887,028
Class 2
Year Ended 12/31/2019	$9.72	7.47%	0.75%	0.74%	2.32%	110%	$54,988
Year Ended 12/31/2018	$9.24	(0.02%)	0.75%	0.75%	2.06%	62%	$46,253
Year Ended 12/31/2017	$9.40	1.80%	0.78%	0.78%	1.55%	104%	$40,342
Year Ended 12/31/2016	$9.43	5.28%	0.81%	0.80%	1.85%	102%	$35,554
Year Ended 12/31/2015	$9.30	(2.49%)	0.80%	0.79%	2.29%	78%	$22,577
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
18	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,036,945*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	148,942*

20	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(9,876,158)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	3,232,592
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	273,990,594
Futures contracts — short	203,661,973

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.33% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
22	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.49%	0.50%
Class 2	0.74	0.75
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
86,838	(86,838)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,916,792	—	17,916,792	14,970,470	—	14,970,470
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
19,483,408	—	(31,122,110)	16,092,733
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
719,550,806	16,190,055	(97,322)	16,092,733
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(13,931,042)	(17,191,068)	(31,122,110)	9,614,855	—
24	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $768,391,252 and $863,504,459, respectively, for the year ended December 31, 2019, of which $170,420,400 and $128,322,159, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
26	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Limited Duration Credit Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
30	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019	31

 TRUSTEES AND OFFICERS
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2019

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Columbia Variable Portfolio – Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6679 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Emerging Markets Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Tim Jagger
Lead Portfolio Manager
Managed Fund since March 2019
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	12.35	5.18	4.01
Class 2	04/30/12	12.09	4.91	3.75
JPMorgan Emerging Markets Bond Index-Global		14.42	5.88	5.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2019)
AA rating	9.1
A rating	13.7
BBB rating	28.7
BB rating	19.1
B rating	23.6
CCC rating	2.7
CC rating	1.4
D rating	0.2
Not rated	1.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

4	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2019)
Angola	1.5
Argentina	1.6
Bahrain	0.2
Belarus	0.5
Brazil	5.6
Chile	1.6
China	4.4
Colombia	0.7
Croatia	0.8
Dominican Republic	4.9
Egypt	3.7
El Salvador	1.7
Ghana	0.2
Guatemala	0.2
Honduras	0.5
Hungary	0.1
India	0.3
Indonesia	8.5
Ivory Coast	1.7
Kazakhstan	1.9
Malaysia	0.2
Mexico	10.1
Mongolia	0.9
Morocco	0.9
Netherlands	2.0
Country breakdown (%) (at December 31, 2019)
Nigeria	0.6
Oman	1.6
Pakistan	0.2
Paraguay	1.1
Qatar	6.1
Romania	1.0
Russian Federation	3.6
Saudi Arabia	5.1
Senegal	0.2
Singapore	0.5
South Africa	2.9
Sri Lanka	1.2
Togo	0.5
Turkey	3.2
Ukraine	1.8
United Arab Emirates	1.1
United Kingdom	1.3
United States(a)	9.3
Venezuela	0.5
Virgin Islands	3.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
At December 31, 2019, approximately 35.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 12.09%. The Fund posted solid double-digit absolute gains but underperformed its benchmark, the JPMorgan Emerging Markets Bond Index – Global, which returned 14.42% for the same period. Country positioning as a whole detracted from the Fund’s relative performance, while security selection and local rates and currency positioning generated mixed results but overall contributed positively.
Central bank dovishness helped emerging market debt overcome macro volatility
Despite macroeconomic volatility, emerging market bonds delivered a strong annual return in 2019. Concerns about the unsettled global economic backdrop and the U.S.-China trade war weighed on the fixed-income sector for much of the annual period, but emerging market bonds enjoyed a late rally, as these fears receded at year-end. Emerging market bonds were supported throughout 2019 by the shift toward looser monetary policy by most of the major central banks around the world, led by the U.S. Federal Reserve (Fed), which cut interest rates three times during the second half of the annual period. Investors’ continuing search for yield was also a tailwind for emerging market debt. Yields on 10-year gilts (European government bonds), U.S. Treasuries and German bunds all fell to record lows during 2019, as investors seeking safer assets bought core sovereign debt. Steep falls in underlying U.S. Treasury yields also lifted return for holders of U.S. dollar-denominated emerging market bonds.
The U.S.-China trade war was the key driver of sentiment in 2019. Tensions between the two nations waxed and waned. Emerging market bonds were initially boosted by apparent progress in the negotiations, but volatility subsequently rose when the trade talks appeared to break down in May 2019, and the U.S. President threatened to levy rising tariffs on Mexico. In the end, Mexico escaped tariffs, and emerging market bonds benefited from a resurgence of optimism toward the end of June. In the closing weeks of 2019, sentiment was buoyed as the U.S. and China agreed in principle on a new “Phase One” deal, including an agreement by the U.S. to scrap its planned escalation of existing levies and cut existing tariffs on Chinese goods. In those same weeks, concerns regarding global economic growth were allayed by better than consensus expected corporate earnings and Chinese economic data. The pro-democracy protests in Hong Kong remained a threat to the Asian region, but news that the Chinese government was considering another 50 years of “One Country, Two Systems” was interpreted favorably.
U.S. dollar strength remained a headwind for emerging market debt during the first nine months of the annual period, but as the Fed lowered interest rates for the third time — in October 2019 — the U.S. dollar weakened, providing a welcome boost to emerging market bonds. Emerging market central banks took advantage of the scope provided by the Fed to ease their own monetary policies during 2019, with several countries lowering borrowing costs repeatedly during the year, including Brazil, Turkey, Indonesia and Russia.
Political risk impacted investor sentiment periodically, particularly surrounding the elections in Turkey, South Africa and Argentina. The emerging market bond sector broadly was heavily impacted by extreme falls in the value of Argentine assets in August 2019, after business-friendly President Macri unexpectedly lost a presidential primary election to the opposition candidate, stoking concerns populists may return to power in October’s ballot — which duly occurred. U.S. military action against a senior member of the Iranian regime reminded investors about the geopolitical risks of investing in the Middle East region.
Currency woes were also a theme, with emerging market currencies posting their worst return for several years in August 2019. In the fourth calendar quarter, investors became increasingly nervous about social and political unrest in Chile, instigated by a modest increase in subway fares, and the risk of contagion into neighboring countries. This caused the Chilean peso and Brazilian real to fall to record lows and prompted their respective central banks to act to shore up their currencies.
6	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Despite these developments, idiosyncratic drivers were not all negative. In Brazil, positive sentiment was supported by the progression and eventual approval of a pension reform bill through its congress. Brazil’s third quarter 2019 GDP growth came in at 0.6%, ahead of analysts’ expectations, and there were signs of increasing consumer confidence. Meanwhile, in Turkey, data indicated a burgeoning economic recovery following three consecutive quarters of contraction, as GDP in the third calendar quarter grew by 0.9% year-over-year. Also, notably, the technical, or supply/demand, picture remained healthy for the emerging market debt sector through much of the annual period, with net issuance only modestly higher and US$65 billion of inflows into the sector.
Country positioning generated mixed results but detracted overall
Country positioning generated mixed results but detracted overall from the Fund’s performance relative to the benchmark during the annual period. In particular, having an overweight in Argentina and positioning in Turkey detracted from the Fund’s relative results. The bulk of the weak performance in Argentina can be attributed to exposure immediately after the surprising first-round Presidential election result in August 2019. However, these detractors were partially offset by positioning in China, Egypt, Lebanon, Brazil and Mexico, which contributed positively to relative performance.
Security selection overall contributed positively, with selection in Mexico and China especially boosting results. In Mexico, the corporate bonds of Pemex, a Mexican state-owned petroleum company, were strong performers. In China, the bonds of agricultural chemicals producer Syngenta and technology hardware manufacturer Lenovo Group were top contributors. We eliminated the Fund’s postions in Pemex and Syngenta. These positive contributors were partially offset by security selection in Argentina and Ghana, which detracted. In Argentina, the fund owned a local money market instrument, the repayment period for which was forcibly extended by the country’s previous Administration three weeks ahead of maturity and prior to the election of its new Administration.
The Fund’s currency and local rates positioning also generated mixed results but overall contributed positively. For example, currency and local rates exposure in Egypt, Peru, Brazil, Russia and Nigeria boosted the Fund’s relative performance, only partially offset by currency and local rates positioning in the Dominican Republic, which hurt relative results during the annual period.
Relative valuation and fundamental analysis drove Fund changes
While the Fund remained invested primarily in the U.S. dollar, we allocated to local currency bonds selectively and opportunistically. Overall, the Fund’s portfolio turnover rate for the 12-month period was 137%. The Fund ended 2019 constructed relatively conservative from a risk perspective, as valuations in the emerging market bond sector had realigned toward longer term averages. There remained some allocations to local currency bonds, both hedged and unhedged, that were not components of the benchmark and to hard currency corporate bond where we saw greater risk-adjusted opportunities at the end of the annual period. At the end of the annual period, the Fund had approximately 8.2% of its total net assets invested in local currency bonds, with unhedged local rates exposure equal to approximately 5.0% of its total net assets. The Fund’s interest rate duration was near that of the benchmark at the end of the annual period, although a portion of this duration was comprised of non-U.S. dollar exposure. (Interest rate duration is a bond’s or bond portfolio’s price sensitivity to interest rates.)
Regionally, the Fund was modestly overweight in Africa and underweight in the remaining regions of Latin America, emerging Europe, the Middle East and Africa (EMEA) and emerging Asia relative to the benchmark at the end of the annual period. The Fund’s largest individual country overweight positions relative to the benchmark at the end of December 2019 included Qatar, Brazil and Ukraine, and the Fund was most underweight in Mexico, Turkey, Saudi Arabia and Ecuador. The Fund also had an overweight to the corporate bonds of Pemex in Mexico. Local currency and rates positions included those of Egypt (unhedged), the Dominican Republic (unhedged), Mexico (hedged) and Brazil (hedged).
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,011.90	1,021.56	3.95	3.97	0.77
Class 2	1,000.00	1,000.00	1,010.50	1,020.28	5.23	5.25	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes(a) 7.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China 1.0%
Alibaba Group Holding, Ltd.
11/28/2034	4.500%		500,000	567,860
Lenovo Perpetual Securities Ltd.(b),(c)
12/31/2049	5.375%		2,403,000	2,409,280
Studio City Co., Ltd.(b)
11/30/2021	7.250%		313,000	319,722
Total				3,296,862
Colombia 0.6%
Banco de Bogota SA(b)
Subordinated
05/12/2026	6.250%		535,000	599,920
Gran Tierra Energy International Holdings Ltd.(b)
02/15/2025	6.250%		390,000	349,142
Millicom International Cellular SA(b)
03/25/2029	6.250%		900,000	992,941
Total				1,942,003
Ghana 0.2%
Tullow Oil PLC(b)
03/01/2025	7.000%		900,000	758,963
Guatemala 0.2%
Energuate Trust(b)
05/03/2027	5.875%		650,000	671,601
India 0.3%
Adani Transmission Ltd.(b)
05/21/2036	4.250%		855,000	866,056
Indonesia 0.7%
Geo Coal International Pte Ltd.(b)
10/04/2022	8.000%		1,874,000	1,153,624
PT Adaro Indonesia(b)
10/31/2024	4.250%		1,250,000	1,234,370
Total				2,387,994
Malaysia 0.2%
Press Metal Labuan Ltd.(b)
10/30/2022	4.800%		733,000	722,349
Mexico 0.6%
America Movil SAB de CV
12/05/2022	6.450%	MXN	10,860,000	557,161
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cemex SAB de CV(b)
05/05/2025	6.125%	1,200,000	1,246,906
Total			1,804,067
Netherlands 0.9%
Braskem Netherlands Finance BV(b)
01/31/2050	5.875%	790,000	787,214
Metinvest BV(b)
04/23/2026	8.500%	1,400,000	1,501,994
Mong Duong Finance Holdings BV(b)
05/07/2029	5.125%	430,000	440,910
Total			2,730,118
Singapore 0.5%
Golden Legacy Pte Ltd.(b)
03/27/2024	6.875%	200,000	205,912
Indika Energy Capital III Pte Ltd.(b)
11/09/2024	5.875%	1,500,000	1,450,953
Total			1,656,865
South Africa 0.8%
Liquid Telecommunications Financing PLC(b)
07/13/2022	8.500%	2,600,000	2,643,191
Togo 0.5%
Banque Ouest Africaine de Developpement(b)
07/27/2027	5.000%	1,500,000	1,587,914
United Kingdom 0.1%
Tullow Oil PLC(b)
03/01/2025	7.000%	300,000	252,988
Virgin Islands 0.7%
Gold Fields Orogen Holdings BVI Ltd.(b)
05/15/2029	6.125%	1,350,000	1,495,182
Studio City Finance Ltd.(b)
02/11/2024	7.250%	600,000	636,828
Total			2,132,010
Total Corporate Bonds & Notes (Cost $23,786,326)			23,452,981

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Foreign Government Obligations(a),(d) 80.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Angola 1.4%
Angolan Government International Bond(b)
05/09/2028	8.250%		1,200,000	1,295,291
11/26/2029	8.000%		846,000	901,931
05/08/2048	9.375%		2,100,000	2,302,767
Total				4,499,989
Argentina 1.3%
Argentine Republic Government International Bond
01/11/2028	5.875%		5,090,000	2,398,207
07/06/2036	7.125%		1,050,000	504,714
01/11/2048	6.875%		2,400,000	1,147,070
Total				4,049,991
Bahrain 0.2%
Bahrain Government International Bond(b)
10/12/2028	7.000%		482,000	569,944
Belarus 0.5%
Republic of Belarus International Bond(b)
02/28/2023	6.875%		700,000	747,569
02/28/2030	6.200%		750,000	797,369
Total				1,544,938
Brazil 5.4%
Brazil Minas SPE via State of Minas Gerais(b)
02/15/2028	5.333%		270,000	289,594
Brazil Notas do Tesouro Nacional, Series F
01/01/2029	10.000%	BRL	18,000,000	5,403,837
Brazilian Government International Bond
05/30/2029	4.500%		1,000,000	1,061,084
01/07/2041	5.625%		1,800,000	2,017,020
01/27/2045	5.000%		8,280,000	8,617,314
Total				17,388,849
Chile 1.5%
Corporación Nacional del Cobre de Chile(b)
09/30/2029	3.000%		1,715,000	1,693,218
01/30/2050	3.700%		3,250,000	3,119,055
Total				4,812,273
China 3.2%
Sinopec Group Overseas Development 2013 Ltd.(b)
10/17/2023	4.375%		1,300,000	1,391,855
Sinopec Group Overseas Development 2018 Ltd.(b)
09/12/2025	4.125%		1,500,000	1,619,289
State Grid Overseas Investment 2016 Ltd.(b)
05/04/2027	3.500%		1,300,000	1,363,570
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Syngenta Finance NV(b)
04/24/2028	5.182%		5,450,000	5,872,292
Total				10,247,006
Colombia 0.1%
Ecopetrol SA
01/16/2025	4.125%		326,000	343,404
Croatia 0.8%
Croatia Government International Bond(b)
01/26/2024	6.000%		861,000	986,773
Hrvatska Elektroprivreda(b)
10/23/2022	5.875%		710,000	777,650
10/23/2022	5.875%		600,000	657,169
Total				2,421,592
Dominican Republic 4.7%
Dominican Republic Bond(b)
02/05/2027	11.250%	DOP	112,000,000	2,237,047
Dominican Republic International Bond(b)
01/08/2021	14.000%	DOP	16,308,000	319,928
03/04/2022	10.375%	DOP	93,200,000	1,778,993
02/15/2023	8.900%	DOP	18,000,000	337,506
01/27/2025	5.500%		1,150,000	1,238,466
01/29/2026	6.875%		500,000	571,407
06/05/2026	9.750%	DOP	132,550,000	2,533,729
01/25/2027	5.950%		4,035,000	4,456,470
04/30/2044	7.450%		1,086,000	1,311,142
01/27/2045	6.850%		271,000	309,681
Total				15,094,369
Egypt 3.6%
Egypt Government Bond
07/02/2024	15.900%	EGP	44,000,000	2,939,109
Egypt Government International Bond(b)
06/11/2025	5.875%		400,000	425,718
04/16/2026	4.750%	EUR	1,000,000	1,179,187
01/31/2027	7.500%		1,000,000	1,114,750
03/01/2029	7.600%		2,400,000	2,627,351
01/15/2032	7.053%		1,115,000	1,168,101
04/30/2040	6.875%		300,000	302,814
02/21/2048	7.903%		1,300,000	1,365,592
02/21/2048	7.903%		300,000	315,137
Total				11,437,759
El Salvador 1.6%
El Salvador Government International Bond(b)
01/30/2025	5.875%		1,100,000	1,160,983
01/18/2027	6.375%		1,450,000	1,548,141
04/10/2032	8.250%		1,350,000	1,610,455
01/20/2050	7.125%		830,000	886,735
Total				5,206,314

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Honduras 0.5%
Honduras Government International Bond(b)
01/19/2027	6.250%		1,443,000	1,576,606
Hungary 0.1%
Hungary Government International Bond
11/22/2023	5.750%		284,000	320,348
Indonesia 7.5%
Indonesia Government International Bond(b)
01/08/2027	4.350%		2,650,000	2,896,670
01/15/2045	5.125%		5,950,000	7,115,311
Indonesia Government International Bond
04/24/2028	4.100%		2,850,000	3,094,023
10/30/2049	3.700%		975,000	1,005,435
PT Indonesia Asahan Aluminium Persero Tbk(b)
11/15/2028	6.530%		1,000,000	1,228,388
PT Pertamina Persero(b)
05/30/2044	6.450%		1,000,000	1,288,777
PT Perusahaan Listrik Negara(b)
07/17/2029	3.875%		1,400,000	1,462,560
02/05/2030	3.375%		2,315,000	2,317,832
02/05/2050	4.375%		750,000	760,910
Saka Energi Indonesia PT(b)
05/05/2024	4.450%		2,800,000	2,835,327
Total				24,005,233
Ivory Coast 1.6%
Ivory Coast Government International Bond(b)
07/23/2024	5.375%		300,000	315,388
03/03/2028	6.375%		499,000	527,209
10/17/2031	5.875%	EUR	3,745,000	4,371,008
Total				5,213,605
Kazakhstan 1.9%
Kazakhstan Government International Bond(b)
07/21/2045	6.500%		300,000	442,847
KazMunayGas National Co. JSC(b)
04/19/2027	4.750%		2,700,000	2,966,730
04/24/2030	5.375%		2,200,000	2,551,210
Total				5,960,787
Mexico 9.2%
Mexican Bonos
06/09/2022	6.500%	MXN	55,615,900	2,927,009
05/31/2029	8.500%	MXN	15,000,000	883,896
Petroleos Mexicanos(b)
09/12/2024	7.190%	MXN	600,000	28,507
01/23/2030	6.840%		7,200,000	7,702,875
01/23/2050	7.690%		5,601,000	6,124,186
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Petroleos Mexicanos
08/04/2026	6.875%		2,100,000	2,310,636
11/12/2026	7.470%	MXN	4,700,000	217,662
03/13/2027	6.500%		2,800,000	2,966,056
02/12/2028	5.350%		1,085,000	1,079,505
01/23/2029	6.500%		2,050,000	2,156,600
01/23/2045	6.375%		1,600,000	1,550,063
09/21/2047	6.750%		1,500,000	1,511,482
Total				29,458,477
Mongolia 0.8%
Mongolia Government International Bond(b)
05/01/2023	5.625%		2,650,000	2,737,118
Morocco 0.9%
OCP SA(b)
04/25/2044	6.875%		2,200,000	2,804,703
Netherlands 1.1%
MDGH - GMTN BV(b)
11/07/2029	2.875%		2,200,000	2,219,984
11/07/2049	3.700%		890,000	926,084
Syngenta Finance NV(b)
04/24/2028	5.182%		250,000	269,371
Total				3,415,439
Nigeria 0.6%
Nigeria Government International Bond(b)
01/21/2031	8.747%		1,650,000	1,823,241
Oman 1.5%
Oman Government International Bond(b)
03/08/2047	6.500%		2,350,000	2,327,232
01/17/2048	6.750%		2,550,000	2,562,678
Total				4,889,910
Pakistan 0.2%
Pakistan Government International Bond(b)
03/31/2036	7.875%		700,000	723,800
Paraguay 1.1%
Paraguay Government International Bond(b)
04/15/2026	5.000%		1,190,000	1,315,862
08/11/2044	6.100%		1,707,000	2,090,882
Total				3,406,744
Qatar 5.9%
Qatar Government International Bond(b)
04/23/2028	4.500%		200,000	229,200
03/14/2029	4.000%		7,200,000	8,035,050
04/23/2048	5.103%		2,000,000	2,570,923
03/14/2049	4.817%		4,840,000	5,997,526

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
03/14/2049	4.817%		1,750,000	2,168,527
Total				19,001,226
Romania 0.9%
Romanian Government International Bond(b)
04/03/2049	4.625%	EUR	2,200,000	3,047,499
Russian Federation 3.4%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/2022	4.375%		416,000	433,353
Gazprom OAO Via Gaz Capital SA(b)
08/16/2037	7.288%		946,000	1,325,131
Russian Foreign Bond - Eurobond(b)
03/21/2029	4.375%		4,600,000	5,122,227
03/28/2035	5.100%		2,600,000	3,116,736
04/04/2042	5.625%		800,000	1,047,663
Total				11,045,110
Saudi Arabia 5.0%
Saudi Arabian Oil Co.(b)
04/16/2029	3.500%		6,050,000	6,284,326
04/16/2039	4.250%		4,350,000	4,671,011
Saudi Government International Bond(b)
10/04/2047	4.625%		3,405,000	3,837,243
04/17/2049	5.000%		945,000	1,130,641
Total				15,923,221
Senegal 0.2%
Senegal Government International Bond(b)
05/23/2033	6.250%		720,000	757,237
South Africa 2.0%
Eskom Holdings SOC Ltd.(b)
01/26/2021	5.750%		6,460,000	6,475,204
Sri Lanka 1.2%
Sri Lanka Government International Bond(b)
06/28/2024	6.350%		1,550,000	1,544,476
05/11/2027	6.200%		575,000	539,454
04/18/2028	6.750%		1,462,000	1,397,926
03/28/2030	7.550%		300,000	296,369
Total				3,778,225
Turkey 3.1%
Turkey Government International Bond
11/14/2024	5.600%		1,100,000	1,119,471
03/25/2027	6.000%		1,400,000	1,419,005
02/17/2028	5.125%		3,300,000	3,158,771
04/26/2029	7.625%		2,000,000	2,212,778
02/17/2045	6.625%		2,210,000	2,173,279
Total				10,083,304
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ukraine 1.7%
Ukraine Government International Bond(b)
09/01/2023	7.750%	1,300,000	1,412,890
09/01/2026	7.750%	1,575,000	1,721,898
09/25/2032	7.375%	1,600,000	1,707,183
09/25/2032	7.375%	300,000	320,097
Ukraine Railways Via Shortline PLC(b)
09/15/2021	9.875%	400,000	417,712
Total			5,579,780
United Arab Emirates 1.1%
Abu Dhabi Government International Bond(b)
10/11/2027	3.125%	3,300,000	3,458,112
United Kingdom 1.2%
NAK Naftogaz Ukraine via Kondor Finance PLC(b)
11/08/2026	7.625%	3,795,000	3,868,881
Venezuela 0.5%
Petroleos de Venezuela SA(b),(e)
05/16/2024	0.000%	12,559,928	973,395
Venezuela Government International Bond(b),(e)
10/13/2024	0.000%	4,300,000	494,500
Total			1,467,895
Virgin Islands 2.7%
CNOOC Finance Ltd.
09/30/2029	2.875%	2,190,000	2,189,398
Sinopec Group Overseas Development Ltd.(b)
09/13/2027	3.250%	5,050,000	5,184,068
11/12/2029	2.950%	1,285,000	1,289,636
Total			8,663,102
Total Foreign Government Obligations (Cost $254,596,849)			257,101,235

Treasury Bills 0.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Argentina 0.3%
Argentina Treasury Bill(e),(f)
03/25/2020	0.000%	3,034,500	971,040
Total Treasury Bills (Cost $2,999,424)			971,040

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Money Market Funds 9.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(g),(h)	29,025,424	29,022,522
Total Money Market Funds (Cost $29,023,740)		29,022,522
Total Investments in Securities (Cost $310,406,339)		310,547,778
Other Assets & Liabilities, Net		10,207,618
Net Assets		$320,755,396
At December 31, 2019, securities and/or cash totaling $143,756 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
89,000,000 MXN	4,574,130 USD	Goldman Sachs	01/10/2020	—	(127,793)
21,500,000 BRL	5,337,637 USD	Standard Chartered	01/10/2020	—	(5,948)
7,682,000 EUR	8,540,071 USD	UBS	01/10/2020	—	(80,699)
Total				—	(214,440)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	47	03/2020	USD	8,537,844	—	(257,482)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond 10-Year Note	(52)	03/2020	USD	(7,316,563)	87,634	—
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $222,702,019, which represents 69.43% of total net assets.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2019, the total value of these securities amounted to $2,438,935, which represents 0.76% of total net assets.
(f)	On August 29, 2019, the government of Argentina announced a delay in the repayment of short-term government debt at maturity and introduced an extended repayment schedule. The first of three scheduled payments, which represented 15% of the original par was received on September 27, 2019. On December 23, 2019 the government of Argentina announced a maturity extension with all remaining payments to be postponed to the final maturity of August 31, 2020.
(g)	The rate shown is the seven-day current annualized yield at December 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	16,131,729	207,243,163	(194,349,468)	29,025,424	1,510	(1,218)	447,891	29,022,522
Currency Legend
BRL	Brazilian Real
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
MXN	Mexican Peso
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	23,452,981	—	23,452,981
Foreign Government Obligations	—	257,101,235	—	257,101,235
Treasury Bills	—	971,040	—	971,040
Money Market Funds	29,022,522	—	—	29,022,522
Total Investments in Securities	29,022,522	281,525,256	—	310,547,778
Investments in Derivatives
Asset
Futures Contracts	87,634	—	—	87,634
Liability
Forward Foreign Currency Exchange Contracts	—	(214,440)	—	(214,440)
Futures Contracts	(257,482)	—	—	(257,482)
Total	28,852,674	281,310,816	—	310,163,490
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	15

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $281,382,599)	$281,525,256
Affiliated issuers (cost $29,023,740)	29,022,522
Foreign currency (cost $5,284,740)	5,295,839
Margin deposits on:
Futures contracts	143,756
Receivable for:
Capital shares sold	409,052
Dividends	34,619
Interest	4,670,805
Foreign tax reclaims	39,730
Variation margin for futures contracts	8,938
Prepaid expenses	2,163
Total assets	321,152,680
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	214,440
Payable for:
Capital shares purchased	4,654
Variation margin for futures contracts	54,344
Foreign capital gains taxes deferred	4,716
Management services fees	5,218
Distribution and/or service fees	1,374
Service fees	34,118
Compensation of board members	35,061
Compensation of chief compliance officer	59
Custodian fees	23,895
Other expenses	19,405
Total liabilities	397,284
Net assets applicable to outstanding capital stock	$320,755,396
Represented by
Paid in capital	334,493,808
Total distributable earnings (loss)	(13,738,412)
Total - representing net assets applicable to outstanding capital stock	$320,755,396
Class 1
Net assets	$117,691,595
Shares outstanding	12,234,794
Net asset value per share	$9.62
Class 2
Net assets	$203,063,801
Shares outstanding	21,125,566
Net asset value per share	$9.61
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$447,891
Interest	16,099,982
Interfund lending	1,090
Foreign taxes withheld	(157,238)
Total income	16,391,725
Expenses:
Management services fees	1,650,275
Distribution and/or service fees
Class 2	404,428
Service fees	307,408
Compensation of board members	17,032
Custodian fees	36,746
Printing and postage fees	14,774
Audit fees	34,486
Legal fees	9,872
Compensation of chief compliance officer	58
Other	29,403
Total expenses	2,504,482
Net investment income	13,887,243
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,657,300)
Investments — affiliated issuers	1,510
Foreign currency translations	218,090
Forward foreign currency exchange contracts	(380,623)
Futures contracts	2,346,633
Net realized loss	(4,471,690)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	20,839,945
Investments — affiliated issuers	(1,218)
Foreign currency translations	12,073
Forward foreign currency exchange contracts	(210,771)
Futures contracts	(653,438)
Foreign capital gains tax	(4,716)
Net change in unrealized appreciation (depreciation)	19,981,875
Net realized and unrealized gain	15,510,185
Net increase in net assets resulting from operations	$29,397,428
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	17

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$13,887,243	$11,680,560
Net realized loss	(4,471,690)	(3,088,614)
Net change in unrealized appreciation (depreciation)	19,981,875	(24,546,509)
Net increase (decrease) in net assets resulting from operations	29,397,428	(15,954,563)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(5,770,070)	(4,857,614)
Class 2	(7,919,119)	(4,692,642)
Total distributions to shareholders	(13,689,189)	(9,550,256)
Increase in net assets from capital stock activity	79,887,212	45,752,061
Total increase in net assets	95,595,451	20,247,242
Net assets at beginning of year	225,159,945	204,912,703
Net assets at end of year	$320,755,396	$225,159,945

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	175,700	1,682,377	180,902	1,721,034
Distributions reinvested	604,759	5,770,070	515,840	4,857,614
Redemptions	(44,593)	(427,461)	(57,657)	(532,748)
Net increase	735,866	7,024,986	639,085	6,045,900
Class 2
Subscriptions	7,494,460	71,657,793	4,502,304	42,818,320
Distributions reinvested	829,976	7,919,119	499,589	4,692,642
Redemptions	(703,451)	(6,714,686)	(824,075)	(7,804,801)
Net increase	7,620,985	72,862,226	4,177,818	39,706,161
Total net increase	8,356,851	79,887,212	4,816,903	45,752,061
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

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Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$9.01	0.50	0.60	1.10	(0.49)	(0.49)
Year Ended 12/31/2018	$10.15	0.53	(1.23)	(0.70)	(0.44)	(0.44)
Year Ended 12/31/2017	$9.50	0.59	0.52	1.11	(0.46)	(0.46)
Year Ended 12/31/2016	$8.77	0.55	0.43	0.98	(0.25)	(0.25)
Year Ended 12/31/2015	$9.01	0.52	(0.61)	(0.09)	(0.15)	(0.15)
Class 2
Year Ended 12/31/2019	$9.00	0.47	0.61	1.08	(0.47)	(0.47)
Year Ended 12/31/2018	$10.15	0.51	(1.25)	(0.74)	(0.41)	(0.41)
Year Ended 12/31/2017	$9.49	0.57	0.52	1.09	(0.43)	(0.43)
Year Ended 12/31/2016	$8.76	0.53	0.43	0.96	(0.23)	(0.23)
Year Ended 12/31/2015	$9.02	0.49	(0.60)	(0.11)	(0.15)	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$9.62	12.35%	0.76%	0.76%	5.21%	137%	$117,692
Year Ended 12/31/2018	$9.01	(7.04%)	0.76%(c)	0.76%(c)	5.53%	64%	$103,590
Year Ended 12/31/2017	$10.15	11.85%	0.75%	0.75%	5.88%	42%	$110,275
Year Ended 12/31/2016	$9.50	11.34%	0.75%	0.75%	5.92%	26%	$98,824
Year Ended 12/31/2015	$8.77	(1.03%)	0.75%	0.75%	5.77%	64%	$87,659
Class 2
Year Ended 12/31/2019	$9.61	12.09%	1.01%	1.01%	4.94%	137%	$203,064
Year Ended 12/31/2018	$9.00	(7.38%)	1.02%(c)	1.02%(c)	5.32%	64%	$121,570
Year Ended 12/31/2017	$10.15	11.69%	1.01%	1.01%	5.70%	42%	$94,637
Year Ended 12/31/2016	$9.49	11.07%	1.01%	1.01%	5.63%	26%	$40,731
Year Ended 12/31/2015	$8.76	(1.31%)	1.01%	1.01%	5.49%	64%	$16,653
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	21

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
24	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	87,634*

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	214,440
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	257,482*
Total		471,922

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(380,623)	—	(380,623)
Interest rate risk	—	2,346,633	2,346,633
Total	(380,623)	2,346,633	1,966,010

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(210,771)	—	(210,771)
Interest rate risk	—	(653,438)	(653,438)
Total	(210,771)	(653,438)	(864,209)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	12,003,899*
Futures contracts — short	1,853,136**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	60,370	(127,019)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
	Goldman Sachs ($)	Standard Chartered ($)	UBS ($)	Total ($)
Liabilities
Forward foreign currency exchange contracts	127,793	5,948	80,699	214,440
Total financial and derivative net assets	(127,793)	(5,948)	(80,699)	(214,440)
Total collateral received (pledged) (a)	-	-	-	-
Net amount (b)	(127,793)	(5,948)	(80,699)	(214,440)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
26	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
28	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $3,709,943 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.11% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.77%	0.85%
Class 2	1.02	1.10
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
December 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, principal and/or interest of fixed income securities, foreign capital gains tax, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,344,848)	1,344,848	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
13,689,189	—	13,689,189	9,550,256	—	9,550,256
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,761,938	—	(15,139,114)	(332,605)
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
310,496,095	10,574,254	(10,906,859)	(332,605)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
30	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(3,384,809)	(11,754,305)	(15,139,114)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $410,318,231 and $340,278,522, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,300,000	2.45	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
December 31, 2019
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
32	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2019, one unaffiliated shareholder of record owned 55.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$165,293	$0.0050	$14,849,548	$0.45
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
36	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
38	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2019	39

Columbia Variable Portfolio – Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6536 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Balanced Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Balanced Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Balanced Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks maximum total investment return through a combination of capital growth and current income.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 2011
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	22.96	7.62	9.79
Class 2*	06/25/14	22.66	7.35	9.55
Class 3	04/30/86	22.78	7.45	9.69
Blended Benchmark		22.18	8.37	9.77
S&P 500 Index		31.49	11.70	13.56
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.75
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Non-Agency	6.5
Commercial Mortgage-Backed Securities - Agency	0.0(a)
Commercial Mortgage-Backed Securities - Non-Agency	3.6
Common Stocks	58.8
Corporate Bonds & Notes	6.7
Exchange-Traded Equity Funds	0.9
Foreign Government Obligations	0.0(a)
Inflation-Indexed Bonds	0.3
Money Market Funds	4.9
Residential Mortgage-Backed Securities - Agency	9.7
Residential Mortgage-Backed Securities - Non-Agency	8.0
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 22.78%. The Fund outperformed its Blended Benchmark, which returned 22.18%. During the same time period, the Fund’s equity benchmark, the S&P 500 Index, returned 31.49% and its fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72%.
Stock selection generally accounted for the Fund’s performance advantage over the Blended Benchmark, especially in the information technology, communication services and consumer staples sectors. The Fund’s fixed-income portfolio also outperformed as an overweight in sectors that trade on their yield spread to U.S. Treasuries aided relative results for the year.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions and a quick rebound in U.S. equities buoyed investor confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (Fed) reduced short-term interest rates three times during the second half of the year, then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of the year, central banks in major foreign economies followed the Fed’s lead with stimulus efforts. U.S. Treasury yields declined over the 12-month period and the yield curve, a graph that plots Treasury yields from short to long, steepened between two and 30 years. (Bond yields and prices move in opposite directions.) Corporate bonds, both investment grade and high yield, led bond market performance for the year.
Contributors and detractors
Equity portion: In the information sector, a host of companies were key winners for the equity portion of the Fund, including Lam Research Corp., Apple, Inc., NVIDIA Corp., Marvell Technology Group Ltd., MasterCard, Inc. and Microsoft Corp. Lam Research rebounded after an industry correction in 2018. Apple continued to execute well with new products and services. NVIDIA, a semiconductor company, whose end customers are primarily in gaming and artificial intelligence, rebounded from a weak 2018. MasterCard continued to improve across all metrics, as consumers continued to move away from cash and checks. Microsoft continued to benefit from strong demand and the successful transition to products and services that generate recurring revenue, including its cloud-based revenue stream.
In the communication services sector, Facebook, Inc., AT&T, Inc. and Comcast Corp. were solid contributors to results. All three stocks generated strong gains and their overweights in the portfolio amplified their impact on relative returns. AT&T was beaten up at the end of 2018. However, the company provided an optimistic medium- to long-term plan that boosted investor confidence, and the stock gained ground in 2019. Facebook recovered from investor concerns about privacy issues and the company’s ability to manage regulation. Comcast got very cheap, by our standards, in 2018 and was rewarded for strong execution in 2019.
In the consumer staples sector, ConAgra Foods, Inc., Mondelez International, Inc. and Philip Morris International, Inc. were top performers. Although ConAgra struggled in 2018 with the integration of its acquisition of Pinnacle Foods, its 2019 rebound reflected better traction. Volume gains and pricing helped drive organic sales growth for Mondelez, an American food and beverage company. Philip Morris benefited from solid execution and vaping health concerns, which clouded prospects for competition for Philip Morris’s ICOS device.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
In a period of few big disappointments, EOG Resources, Inc. in the energy sector and Berkshire Hathaway, Inc. in financials detracted from relative results. EOG lagged in the weakest-performing sector in the index. Berkshire Hathaway frustrated investors because it did not put its significant capital to work in 2019. We considered the stock cheap and with Warren Buffet buying back shares, we remained patient and optimistic for Berkshire Hathaway over the longer term.
The Fund lagged the benchmark in materials and health care. DuPont de Nemours, Inc. was the Fund’s biggest disappointment in the materials sector, hurt by a slowing global economy. In health care, Pfizer, Inc. shares fell on the announcement that it planned to acquire Array Biopharma Inc. and merge its generic and off-patent drug unit Upjohn with Mylan N.V.
Fixed-income portion: The fixed-income portion of the Fund outperformed its fixed-income benchmark for 2019, boosted by an overweight in sectors that trade on their yield spread to U.S. Treasuries. Positions in corporate and high-yield bonds were top contributors to relative performance; securitized assets also benefited returns. Within the corporate market, positions in the wirelines, media and finance sectors aided results, as they were the best performing segments. The portfolio’s exposure to high-quality, non-agency collateralized mortgage obligations (CMOs) also had a positive impact on performance, as they outperformed Treasuries. Within securitized products, we continued to find both non-agency CMOs and asset-backed securities (ABS) particularly attractive relative to other asset classes. The portfolio’s largest overweights were in these two sectors, where we continued to find value across various collateral types. With respect to credit quality, an overweight in BBB rated securities benefited results as BBB outperformed A and AA rated credits.
While all corporate sectors generated positive excess returns, the non-corporate and electric utility sectors lagged and an overweight in electric utilities relative to the benchmark detracted from relative results.
At period’s end
Equity portion: After a difficult 2018, we aggressively added to names that we thought were overpunished by the 2018 year-end sell off. We were satisfied to see the results of the judgements we made back then on the strong performance of 2019, getting stock selection and sector selection right and outperforming the equity benchmark in all four quarters. At the end of the year, we believed that the equity market was in a good spot, with the Fed on hold and stimulus injected by central banks outside the United States and the beginnings of a potential trade deal with China. Yet, we are mindful that this positive sentiment has the potential to change in 2020. We plan to keep a close eye on geopolitical events and the 2020 election, with their potential ramifications on the stock market. As always, we continue our disciplined process of stock selection, seeking to identify solid contrarian opportunities for potential long-term capital growth.
Fixed-income portion: The portfolio remained underweight in U.S. government securities relative to the fixed-income benchmark as we considered risk premiums to be reasonably attractive in most sectors at the end of the period. Although demand remained strong, we reduced exposure to corporate bonds and government securities, as we saw more value in agency mortgage-backed securities, non-agency CMOs, commercial mortgage-backed securities (CMBS) and certain sub-sectors within the ABS sector. Non-agency CMOs remained the Fund’s largest overweight relative to the fixed-income benchmark. As interest rates remained range bound, we targeted a relatively neutral duration — a measure of interest rate risk — for the portfolio.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,077.40	1,021.61	4.02	3.91	0.76
Class 2	1,000.00	1,000.00	1,076.30	1,020.33	5.34	5.20	1.01
Class 3	1,000.00	1,000.00	1,077.20	1,021.00	4.66	4.53	0.88
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2018-3 Class C
10/15/2024	3.750%	875,000	881,258
Apidos CLO XI(a),(b)
Series 2012-11A Class BRR
3-month USD LIBOR + 1.700% Floor 1.750% 10/17/2030	3.702%	1,925,000	1,919,417
Apidos CLO XX(a),(b)
Series 2015-20A Class A1RA
3-month USD LIBOR + 1.100% 07/16/2031	3.101%	2,400,000	2,394,048
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	3.116%	900,000	877,964
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	3.451%	550,000	547,305
Ascentium Equipment Receivables(a)
Series 2019-2A Class D
11/10/2026	2.850%	1,050,000	1,042,783
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	950,000	959,965
Series 2019-B Class A
10/15/2026	2.720%	644,634	645,154
Series 2019-B Class B
10/15/2026	3.150%	1,375,000	1,377,899
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2016-2A Class A
11/20/2022	2.720%	800,000	804,941
Series 2018-2A Class A
03/20/2025	4.000%	3,075,000	3,248,261
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	3.701%	3,450,000	3,443,390
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	3.106%	1,850,000	1,845,203
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	3.416%	3,425,000	3,401,895
Carvana Auto Receivables Trust(a)
Subordinated Series 2019-3A Class C
10/15/2024	2.710%	950,000	949,969
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	113,086	113,485
Series 2019-B Class A
06/17/2024	2.660%	735,876	736,278
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	2,700,000	2,699,675
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2019-P2 Class B
10/15/2026	2.830%	1,000,000	996,536
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	820,843	824,900
Drive Auto Receivables Trust
Series 2019-2 Class C
06/16/2025	3.420%	1,000,000	1,016,956
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	1,750,000	1,798,799
Subordinated Series 2018-5 Class C
01/15/2025	3.990%	1,125,000	1,147,528
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR2
3-month USD LIBOR + 1.230% Floor 1.230% 04/15/2029	3.231%	460,000	459,474
Series 2014-33A Class BR2
3-month USD LIBOR + 1.750% Floor 1.750% 04/15/2029	3.751%	550,000	550,138
Dryden 41 Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	2.956%	2,100,000	2,083,105
Dryden 42 Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	3.551%	950,000	941,218
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 55 CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	3.021%	1,300,000	1,293,181
DT Auto Owner Trust(a)
Series 2019-1A Class C
11/15/2024	3.610%	800,000	813,484
Series 2019-3A Class D
04/15/2025	2.960%	1,600,000	1,602,159
Subordinated Series 2018-3A Class C
07/15/2024	3.790%	1,300,000	1,320,355
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	1,425,000	1,411,292
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	829,623	841,906
Hilton Grand Vacations Trust(a)
Series 2014-AA Class A
11/25/2026	1.770%	166,758	166,233
Series 2018-AA Class A
02/25/2032	3.540%	511,746	526,540
Series 2019-AA Class A
07/25/2033	2.340%	1,177,899	1,174,175
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	3.416%	4,075,000	4,086,439
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class B1
3-month USD LIBOR + 1.800% Floor 1.800% 10/15/2032	3.644%	3,600,000	3,607,736
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	3.101%	2,150,000	2,143,683
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	377,465	377,686
Series 2018-2A Class B
07/17/2028	3.610%	702,000	705,867
Series 2018-4A Class A
12/15/2028	3.710%	515,976	520,091
Series 2019-1A Class A
04/16/2029	3.440%	487,752	491,217
Series 2019-3A Class B
09/17/2029	3.070%	1,725,000	1,734,151
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	725,000	735,688
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	115,050	115,005
Series 2016-1A Class A
12/20/2033	2.250%	277,988	276,270
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	3.816%	3,525,000	3,506,977
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	875,000	874,462
Ocwen Master Advance Receivables Trust(a)
Series 2019-T1 Class AT1
08/15/2050	2.514%	275,000	275,758
Series 2019-T1 Class DT1
08/15/2050	3.107%	150,000	150,411
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class A
04/15/2025	3.540%	299,065	300,248
Series 2019-2A Class B
09/15/2025	3.690%	975,000	977,946
Series 2019-3A Class B
07/15/2025	3.590%	1,000,000	1,003,531
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	1,275,000	1,266,109
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	268,925	268,352
Series 2018-2A Class A
06/20/2035	3.500%	450,754	458,018
Series 2018-3A Class A
09/20/2035	3.690%	313,217	320,949
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	237,127	237,545
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	425,000	436,522
Series 2019-1 Class B
02/25/2028	3.450%	800,000	814,666
Upgrade Receivables Trust(a)
Series 2019-2A Class B
10/15/2025	3.510%	525,000	524,366

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	1,725,000	1,724,353
Voya CLO Ltd.(a),(b)
Series 2017-3A Class A2
3-month USD LIBOR + 1.770% 07/20/2030	3.736%	750,000	747,536
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	649,286	667,120
Westlake Automobile Receivables Trust(a)
Series 2019-1A Class C
03/15/2024	3.450%	1,200,000	1,213,707
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	1,725,000	1,719,038
Total Asset-Backed Securities — Non-Agency (Cost $78,811,378)			79,138,316

Commercial Mortgage-Backed Securities - Agency 0.0%

Government National Mortgage Association
CMO Series 2012-25 Class A
11/16/2042	2.575%	361,569	362,115
Total Commercial Mortgage-Backed Securities - Agency (Cost $371,879)			362,115

Commercial Mortgage-Backed Securities - Non-Agency 3.8%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	1,186,238	1,239,498
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,316,127	1,353,400
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,212,044	1,236,170
Series 2015-SFR2 Class A
10/17/2045	3.732%	719,256	752,307
Americold 2010 LLC(a)
Series 2010-ARTA Class A1
01/14/2029	3.847%	86,918	87,521
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	3.190%	2,625,000	2,616,802
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	2.990%	1,150,000	1,142,818
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	3.240%	625,000	621,097
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	2.990%	2,375,000	2,370,544
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	2.840%	1,032,500	1,031,859
Series 2019-XL Class C
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2036	3.250%	1,150,000	1,151,438
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Cap 1.587% 10/15/2036	3.587%	699,000	698,986
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	3.887%	622,000	621,618
CLNY Trust(a),(b)
Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	3.795%	1,900,000	1,882,291
COMM Mortgage Trust(a),(b)
Series 2019-WCM Class C
1-month USD LIBOR + 1.300% Floor 1.300% 10/15/2036	3.300%	1,250,000	1,249,998
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	149,754	151,965
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	2.664%	1,289,152	1,288,454
Home Partners of America Trust(a)
Series 2019-2 Class D
10/19/2039	3.121%	1,123,841	1,104,238

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Invitation Homes Trust(a),(b)
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	2.764%	2,554,693	2,554,690
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	2.814%	1,482,739	1,486,904
Morgan Stanley Capital I Trust(a)
Series 2011-C1 Class A4
09/15/2047	5.033%	393,393	400,911
Series 2019-MEAD Class D
11/10/2036	3.177%	1,175,000	1,146,725
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	975,000	977,780
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	3,697,675	3,764,800
Series 2018-SFR2 Class A
08/17/2035	3.712%	665,000	675,332
Series 2019-SFR3 Class C
09/17/2036	2.721%	750,000	733,793
Series 2019-SFR3 Class D
09/17/2036	2.871%	1,125,000	1,105,574
Series 2019-SFR4 Class C
10/17/2036	3.036%	2,850,000	2,832,922
Subordinated Series 2019-SFR2 Class C
05/17/2036	3.545%	1,000,000	1,007,169
RETL(a),(b)
Series 2019-RVP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 03/15/2036	2.890%	628,565	628,957
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	1,423,366	1,446,665
Wells Fargo Commercial Mortgage Trust
Series 2017-C39 Class A1
09/15/2050	1.975%	860,552	857,919
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	1,505,488	1,529,802
Series 2012-C9 Class ASB
11/15/2045	2.445%	537,378	539,046
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-C15 Class A3
08/15/2046	3.881%	843,527	880,639
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $43,074,204)			43,170,632

Common Stocks 62.4%
Issuer	Shares	Value ($)
Communication Services 9.1%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	247,415	9,668,978
Verizon Communications, Inc.	94,875	5,825,325
Total		15,494,303
Entertainment 1.4%
Activision Blizzard, Inc.	161,945	9,622,772
Electronic Arts, Inc.(c)	60,790	6,535,533
Total		16,158,305
Interactive Media & Services 4.1%
Alphabet, Inc., Class A(c)	9,254	12,394,715
Alphabet, Inc., Class C(c)	11,883	15,887,808
Facebook, Inc., Class A(c)	87,535	17,966,559
Total		46,249,082
Media 1.9%
Comcast Corp., Class A	404,339	18,183,125
ViacomCBS, Inc., Class B	87,340	3,665,660
Total		21,848,785
Wireless Telecommunication Services 0.3%
T-Mobile U.S.A., Inc.(c)	47,045	3,689,269
Total Communication Services		103,439,744
Consumer Discretionary 5.0%
Hotels, Restaurants & Leisure 0.5%
Aramark	91,021	3,950,311
McDonald’s Corp.	7,380	1,458,362
Total		5,408,673
Household Durables 0.4%
D.R. Horton, Inc.	41,620	2,195,455
Mohawk Industries, Inc.(c)	19,995	2,726,918
Total		4,922,373

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 2.7%
Amazon.com, Inc.(c)	11,665	21,555,054
eBay, Inc.	250,275	9,037,430
Total		30,592,484
Specialty Retail 1.2%
Lowe’s Companies, Inc.	110,519	13,235,756
Textiles, Apparel & Luxury Goods 0.2%
Capri Holdings Ltd.(c)	64,875	2,474,981
Total Consumer Discretionary		56,634,267
Consumer Staples 2.9%
Food & Staples Retailing 0.3%
Sysco Corp.	35,170	3,008,442
Food Products 1.0%
ConAgra Foods, Inc.	118,548	4,059,083
Mondelez International, Inc., Class A	132,360	7,290,389
Total		11,349,472
Household Products 0.3%
Colgate-Palmolive Co.	49,415	3,401,729
Tobacco 1.3%
Philip Morris International, Inc.	176,380	15,008,174
Total Consumer Staples		32,767,817
Energy 3.5%
Energy Equipment & Services 0.4%
Schlumberger Ltd.	113,560	4,565,112
Oil, Gas & Consumable Fuels 3.1%
Canadian Natural Resources Ltd.	193,544	6,261,148
Chevron Corp.	133,001	16,027,951
EOG Resources, Inc.	105,878	8,868,341
Marathon Petroleum Corp.	46,495	2,801,324
Valero Energy Corp.	18,180	1,702,557
Total		35,661,321
Total Energy		40,226,433
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 9.6%
Banks 4.5%
Citigroup, Inc.	271,789	21,713,223
JPMorgan Chase & Co.	170,080	23,709,152
Wells Fargo & Co.	102,580	5,518,804
Total		50,941,179
Capital Markets 2.0%
BlackRock, Inc.	21,028	10,570,776
Morgan Stanley	245,980	12,574,497
Total		23,145,273
Diversified Financial Services 2.6%
Berkshire Hathaway, Inc., Class B(c)	128,703	29,151,230
Insurance 0.5%
Aon PLC	28,249	5,883,984
Total Financials		109,121,666
Health Care 7.8%
Biotechnology 0.4%
Alexion Pharmaceuticals, Inc.(c)	41,370	4,474,166
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	65,639	5,701,403
Becton Dickinson and Co.	33,140	9,013,086
Dentsply Sirona, Inc.	125,030	7,075,448
Medtronic PLC	182,391	20,692,259
Total		42,482,196
Health Care Providers & Services 1.2%
Anthem, Inc.	20,953	6,328,434
Cigna Corp.	38,265	7,824,810
Total		14,153,244
Pharmaceuticals 2.5%
Allergan PLC	32,385	6,191,040
Johnson & Johnson	98,241	14,330,415
Pfizer, Inc.	195,242	7,649,582
Total		28,171,037
Total Health Care		89,280,643

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 4.8%
Aerospace & Defense 1.5%
L3 Harris Technologies, Inc.	16,940	3,351,918
Northrop Grumman Corp.	31,770	10,927,927
Spirit AeroSystems Holdings, Inc., Class A	34,651	2,525,365
Total		16,805,210
Electrical Equipment 0.9%
Emerson Electric Co.	130,105	9,921,807
Industrial Conglomerates 1.4%
3M Co.	12,116	2,137,505
Honeywell International, Inc.	81,431	14,413,287
Total		16,550,792
Machinery 0.6%
Caterpillar, Inc.	48,590	7,175,771
Road & Rail 0.4%
Lyft, Inc., Class A(c)	67,835	2,918,262
Uber Technologies, Inc.(c)	47,825	1,422,315
Total		4,340,577
Total Industrials		54,794,157
Information Technology 16.5%
Communications Equipment 0.5%
Cisco Systems, Inc.	128,315	6,153,987
Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.	221,090	6,435,930
IT Services 4.3%
DXC Technology Co.	85,566	3,216,426
Fidelity National Information Services, Inc.	97,795	13,602,307
Fiserv, Inc.(c)	82,619	9,553,235
International Business Machines Corp.	39,780	5,332,111
MasterCard, Inc., Class A	57,241	17,091,590
Total		48,795,669
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	77,910	4,662,914
Lam Research Corp.	26,740	7,818,776
Marvell Technology Group Ltd.	116,045	3,082,155
NVIDIA Corp.	18,680	4,395,404
NXP Semiconductors NV	63,205	8,043,468
Total		28,002,717
Software 5.4%
Adobe, Inc.(c)	27,505	9,071,424
Autodesk, Inc.(c)	18,230	3,344,476
CDK Global, Inc.	61,050	3,338,214
Microsoft Corp.	261,853	41,294,218
Palo Alto Networks, Inc.(c)	21,540	4,981,125
Total		62,029,457
Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	122,532	35,981,522
Total Information Technology		187,399,282
Materials 2.0%
Chemicals 1.3%
Air Products & Chemicals, Inc.	12,655	2,973,798
Corteva, Inc.	160,217	4,736,015
DuPont de Nemours, Inc.	52,902	3,396,308
Sherwin-Williams Co. (The)	7,363	4,296,605
Total		15,402,726
Metals & Mining 0.7%
Newmont Goldcorp Corp.	175,885	7,642,203
Total Materials		23,044,929
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) 0.7%
American Tower Corp.	35,884	8,246,861
Total Real Estate		8,246,861
Utilities 0.5%
Electric Utilities 0.5%
American Electric Power Co., Inc.	62,225	5,880,885
Total Utilities		5,880,885
Total Common Stocks (Cost $525,012,245)		710,836,684

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes 7.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Bombardier, Inc.(a)
12/01/2024	7.500%	13,000	13,682
03/15/2025	7.500%	9,000	9,287
04/15/2027	7.875%	20,000	20,607
L3Harris Technologies, Inc.(a)
12/15/2026	3.850%	665,000	712,031
Moog, Inc.(a)
12/15/2027	4.250%	14,000	14,249
Northrop Grumman Systems Corp.
02/15/2031	7.750%	635,000	911,953
TransDigm, Inc.
05/15/2025	6.500%	61,000	63,662
03/15/2027	7.500%	13,000	14,235
TransDigm, Inc.(a)
03/15/2026	6.250%	75,000	81,321
11/15/2027	5.500%	53,000	53,615
Total			1,894,642
Automotive 0.1%
Delphi Technologies PLC(a)
10/01/2025	5.000%	15,000	13,867
Ford Motor Credit Co. LLC
08/01/2026	4.542%	925,000	945,183
IAA Spinco, Inc.(a)
06/15/2027	5.500%	13,000	13,896
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	27,000	28,085
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	10,000	10,807
05/15/2027	8.500%	22,000	23,377
Total			1,035,215
Banking 1.1%
Ally Financial, Inc.
11/01/2031	8.000%	25,000	34,713
Bank of America Corp.(d)
12/20/2028	3.419%	1,750,000	1,838,010
Capital One Financial Corp.
03/09/2027	3.750%	1,275,000	1,361,649
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	1,300,000	1,430,467
Discover Bank
09/13/2028	4.650%	675,000	761,853
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%	1,650,000	1,756,473
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.(d)
04/23/2029	4.005%	1,615,000	1,772,654
Morgan Stanley
01/20/2027	3.625%	825,000	879,031
PNC Bank NA
Subordinated
01/30/2023	2.950%	900,000	920,426
Wells Fargo & Co.
Subordinated
06/03/2026	4.100%	1,400,000	1,507,906
Total			12,263,182
Brokerage/Asset Managers/Exchanges 0.0%
LPL Holdings, Inc.(a)
09/15/2025	5.750%	2,000	2,096
Subordinated
11/15/2027	4.625%	21,000	21,423
NFP Corp.(a)
07/15/2025	6.875%	31,000	31,052
Total			54,571
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	30,000	31,857
01/15/2028	4.000%	33,000	33,496
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	46,000	46,207
11/15/2026	4.500%	17,000	17,528
Core & Main LP(a)
08/15/2025	6.125%	32,000	33,361
James Hardie International Finance DAC(a)
01/15/2025	4.750%	28,000	29,030
01/15/2028	5.000%	15,000	15,745
Total			207,224
Cable and Satellite 0.2%
CCO Holdings LLC/Capital Corp.
01/15/2024	5.750%	4,000	4,080
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	13,000	13,495
02/15/2026	5.750%	33,000	34,802
05/01/2027	5.125%	39,000	41,240
05/01/2027	5.875%	22,000	23,361
03/01/2030	4.750%	59,000	60,174
Comcast Corp.
08/15/2035	4.400%	785,000	919,116

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
10/15/2025	6.625%	63,000	67,122
10/15/2025	10.875%	33,000	37,140
02/01/2028	5.375%	16,000	17,098
04/01/2028	7.500%	7,000	7,898
02/01/2029	6.500%	80,000	89,334
01/15/2030	5.750%	18,000	19,209
DISH DBS Corp.
11/15/2024	5.875%	32,000	32,752
07/01/2026	7.750%	38,000	40,275
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	33,000	30,097
Intelsat Luxembourg SA
06/01/2023	8.125%	18,000	10,635
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	9,000	9,201
02/15/2025	6.625%	25,000	25,122
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	13,000	13,620
04/15/2025	5.375%	22,000	22,760
Time Warner Cable LLC
05/01/2037	6.550%	775,000	959,071
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	11,000	11,544
05/15/2029	5.500%	11,000	11,662
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	53,000	56,048
Ziggo BV(a)
01/15/2027	5.500%	31,000	32,982
Total			2,589,838
Chemicals 0.1%
Alpha 2 BV(a),(e)
06/01/2023	8.750%	12,000	12,162
Angus Chemical Co.(a)
02/15/2023	8.750%	18,000	18,013
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	46,000	47,385
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	27,000	27,985
CF Industries, Inc.
03/15/2034	5.150%	11,000	12,366
03/15/2044	5.375%	3,000	3,273
Chemours Co. (The)
05/15/2025	7.000%	10,000	10,066
Dow Chemical Co. (The)
11/01/2029	7.375%	275,000	366,550
INEOS Group Holdings SA(a)
08/01/2024	5.625%	26,000	26,706
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LYB International Finance BV
03/15/2044	4.875%	350,000	398,162
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	48,000	50,178
PQ Corp.(a)
11/15/2022	6.750%	53,000	54,887
12/15/2025	5.750%	26,000	27,330
SPCM SA(a)
09/15/2025	4.875%	16,000	16,669
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	44,000	46,675
WR Grace & Co.(a)
10/01/2021	5.125%	27,000	28,130
Total			1,146,537
Construction Machinery 0.0%
H&E Equipment Services, Inc.
09/01/2025	5.625%	26,000	27,317
Herc Holdings, Inc.(a)
07/15/2027	5.500%	17,000	17,957
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	27,000	28,114
United Rentals North America, Inc.
09/15/2026	5.875%	36,000	38,668
12/15/2026	6.500%	21,000	23,110
11/15/2027	3.875%	8,000	8,161
Total			143,327
Consumer Cyclical Services 0.0%
APX Group, Inc.
12/01/2020	8.750%	12,000	12,008
12/01/2022	7.875%	37,000	37,360
09/01/2023	7.625%	16,000	15,151
APX Group, Inc.(a)
11/01/2024	8.500%	24,000	24,765
ASGN, Inc.(a)
05/15/2028	4.625%	18,000	18,491
frontdoor, Inc.(a)
08/15/2026	6.750%	10,000	10,934
Staples, Inc.(a)
04/15/2026	7.500%	6,000	6,243
04/15/2027	10.750%	6,000	6,109
Uber Technologies, Inc.(a)
11/01/2023	7.500%	22,000	23,025
Total			154,086

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Energizer Holdings, Inc.(a)
01/15/2027	7.750%	24,000	26,838
Mattel, Inc.(a)
12/31/2025	6.750%	16,000	17,184
12/15/2027	5.875%	4,000	4,219
Mattel, Inc.
11/01/2041	5.450%	6,000	5,062
Prestige Brands, Inc.(a)
03/01/2024	6.375%	22,000	22,879
01/15/2028	5.125%	11,000	11,524
Spectrum Brands, Inc.
12/15/2024	6.125%	27,000	27,894
Valvoline, Inc.
07/15/2024	5.500%	22,000	22,880
Total			138,480
Diversified Manufacturing 0.1%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	7,000	7,415
CFX Escrow Corp.(a)
02/15/2024	6.000%	20,000	21,308
Gates Global LLC/Co.(a)
01/15/2026	6.250%	60,000	61,001
MTS Systems Corp.(a)
08/15/2027	5.750%	6,000	6,277
Resideo Funding, Inc.(a)
11/01/2026	6.125%	32,000	31,998
United Technologies Corp.
08/16/2025	3.950%	1,000,000	1,091,185
WESCO Distribution, Inc.
06/15/2024	5.375%	16,000	16,581
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	13,000	13,684
Total			1,249,449
Electric 0.9%
Calpine Corp.(a)
06/01/2026	5.250%	38,000	39,602
02/15/2028	4.500%	25,000	25,274
03/15/2028	5.125%	24,000	24,472
Clearway Energy Operating LLC
10/15/2025	5.750%	28,000	29,551
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	17,000	17,259
CMS Energy Corp.
03/01/2024	3.875%	715,000	750,506
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	550,000	645,876
Dominion Energy, Inc.
10/01/2025	3.900%	750,000	806,851
DTE Energy Co.
04/15/2033	6.375%	600,000	782,433
Emera U.S. Finance LP
06/15/2046	4.750%	800,000	924,711
Indiana Michigan Power Co.
03/15/2037	6.050%	750,000	987,670
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	16,000	16,646
09/15/2027	4.500%	37,000	38,622
NRG Energy, Inc.
01/15/2027	6.625%	52,000	56,559
NRG Energy, Inc.(a)
06/15/2029	5.250%	19,000	20,605
Pennsylvania Electric Co.(a)
06/01/2029	3.600%	1,165,000	1,232,834
Progress Energy, Inc.
03/01/2031	7.750%	850,000	1,190,467
Southern Co. (The)
07/01/2046	4.400%	1,135,000	1,259,976
TerraForm Power Operating LLC(a)
01/31/2023	4.250%	27,000	27,829
01/15/2030	4.750%	9,000	9,187
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	10,000	10,609
02/15/2027	5.625%	32,000	33,735
07/31/2027	5.000%	24,000	25,118
WEC Energy Group, Inc.
06/15/2025	3.550%	675,000	716,589
Total			9,672,981
Environmental 0.0%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	8,000	8,449
GFL Environmental, Inc.(a)
05/01/2022	5.625%	17,000	17,308
03/01/2023	5.375%	8,000	8,221
12/15/2026	5.125%	13,000	13,665
05/01/2027	8.500%	38,000	41,631
Total			89,274
Finance Companies 0.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,750,000	1,868,722

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Global Aircraft Leasing Co., Ltd.(a),(e)
09/15/2024	6.500%	42,000	43,824
Navient Corp.
06/15/2022	6.500%	29,000	31,535
01/25/2023	5.500%	39,000	41,551
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	43,000	42,245
Quicken Loans, Inc.(a)
05/01/2025	5.750%	44,000	45,574
Springleaf Finance Corp.
03/15/2023	5.625%	4,000	4,305
03/15/2024	6.125%	21,000	23,032
Total			2,100,788
Food and Beverage 0.4%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	1,575,000	1,863,308
B&G Foods, Inc.
04/01/2025	5.250%	17,000	17,522
09/15/2027	5.250%	15,000	15,119
Bacardi Ltd.(a)
05/15/2038	5.150%	1,000,000	1,132,240
Conagra Brands, Inc.
11/01/2048	5.400%	640,000	782,919
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	19,000	17,501
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	1,000,000	985,507
Post Holdings, Inc.(a)
08/15/2026	5.000%	48,000	50,868
03/01/2027	5.750%	54,000	58,106
Total			4,923,090
Gaming 0.0%
Boyd Gaming Corp.
04/01/2026	6.375%	13,000	14,008
Boyd Gaming Corp.(a)
12/01/2027	4.750%	21,000	21,821
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	22,000	22,785
Eldorado Resorts, Inc.
04/01/2025	6.000%	40,000	42,044
International Game Technology PLC(a)
02/15/2022	6.250%	28,000	29,577
02/15/2025	6.500%	14,000	15,751
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	25,000	27,325
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	8,000	8,940
MGM Resorts International
03/15/2023	6.000%	15,000	16,483
Scientific Games International, Inc.(a)
10/15/2025	5.000%	39,000	40,866
03/15/2026	8.250%	31,000	34,170
05/15/2028	7.000%	11,000	11,804
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	16,000	17,321
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	19,000	19,606
12/01/2029	4.625%	8,000	8,374
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	17,000	18,269
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	10,000	10,749
Total			359,893
Health Care 0.4%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	22,000	22,819
Avantor, Inc.(a)
10/01/2025	9.000%	20,000	22,383
Becton Dickinson and Co.
06/06/2027	3.700%	832,000	885,612
Cardinal Health, Inc.
03/15/2043	4.600%	800,000	797,303
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	39,000	40,281
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	8,000	8,158
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	18,000	18,263
Cigna Corp.(a)
07/15/2046	4.800%	800,000	925,991
CVS Health Corp.
03/25/2048	5.050%	1,000,000	1,186,253
Encompass Health Corp.
02/01/2028	4.500%	10,000	10,368
02/01/2030	4.750%	10,000	10,395
HCA, Inc.
09/01/2028	5.625%	62,000	70,716
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	14,000	13,607
Select Medical Corp.(a)
08/15/2026	6.250%	35,000	37,880

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
04/01/2022	8.125%	24,000	26,533
06/15/2023	6.750%	16,000	17,592
07/15/2024	4.625%	22,000	22,605
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	40,000	41,904
02/01/2027	6.250%	21,000	22,662
11/01/2027	5.125%	43,000	45,404
Total			4,226,729
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	800,000	869,674
Centene Corp.(a)
06/01/2026	5.375%	34,000	36,134
12/15/2027	4.250%	43,000	44,282
12/15/2029	4.625%	58,000	61,079
UnitedHealth Group, Inc.
01/15/2027	3.450%	575,000	616,270
WellCare Health Plans, Inc.
04/01/2025	5.250%	40,000	41,715
Total			1,669,154
Healthcare REIT 0.1%
Welltower, Inc.
01/15/2030	3.100%	825,000	836,625
Home Construction 0.0%
Lennar Corp.
04/30/2024	4.500%	17,000	17,997
11/15/2024	5.875%	32,000	35,844
06/01/2026	5.250%	19,000	20,836
Meritage Homes Corp.
06/01/2025	6.000%	22,000	24,626
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	17,000	18,540
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	30,000	32,392
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	11,000	11,978
Total			162,213
Independent Energy 0.3%
California Resources Corp.(a)
12/15/2022	8.000%	10,000	4,471
Callon Petroleum Co.
07/01/2026	6.375%	49,000	49,762
Canadian Natural Resources Ltd.
02/01/2025	3.900%	675,000	721,124
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	33,000	33,502
Centennial Resource Production LLC(a)
01/15/2026	5.375%	28,000	27,549
04/01/2027	6.875%	38,000	39,516
Chesapeake Energy Corp.(a)
01/01/2025	11.500%	16,000	15,128
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	53,000	54,027
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	21,000	22,089
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	6,000	5,846
11/01/2028	6.250%	8,000	7,624
Jagged Peak Energy LLC
05/01/2026	5.875%	27,000	27,909
Matador Resources Co.
09/15/2026	5.875%	45,000	45,294
Murphy Oil Corp.
12/01/2027	5.875%	17,000	17,765
Noble Energy, Inc.
03/01/2041	6.000%	700,000	839,844
Occidental Petroleum Corp.
09/15/2036	6.450%	575,000	705,202
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	51,000	52,477
10/15/2027	5.625%	36,000	38,097
QEP Resources, Inc.
03/01/2026	5.625%	20,000	19,528
SM Energy Co.
09/15/2026	6.750%	38,000	37,350
01/15/2027	6.625%	22,000	21,607
WPX Energy, Inc.
06/01/2026	5.750%	60,000	64,146
10/15/2027	5.250%	24,000	25,290
Total			2,875,147
Integrated Energy 0.1%
Cenovus Energy, Inc.
04/15/2027	4.250%	725,000	767,381
Leisure 0.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	13,000	13,351
Cinemark USA, Inc.
06/01/2023	4.875%	22,000	22,422

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	19,000	19,702
03/15/2026	5.625%	14,000	14,919
10/15/2027	4.750%	16,000	16,559
Viking Cruises Ltd.(a)
09/15/2027	5.875%	21,000	22,450
Total			109,403
Life Insurance 0.3%
American International Group, Inc.
07/10/2025	3.750%	1,050,000	1,124,206
Five Corners Funding Trust(a)
11/15/2023	4.419%	850,000	922,964
MetLife Global Funding I(a)
12/18/2026	3.450%	575,000	613,637
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	900,000	951,886
Total			3,612,693
Media and Entertainment 0.1%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	40,000	44,357
08/15/2027	5.125%	35,000	36,431
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	23,000	23,302
08/15/2027	6.625%	13,000	12,647
Discovery Communications LLC
06/01/2040	6.350%	500,000	639,634
iHeartCommunications, Inc.
05/01/2026	6.375%	8,440	9,179
05/01/2027	8.375%	49,580	54,707
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	9,000	9,430
01/15/2028	4.750%	20,000	20,480
Lamar Media Corp.
01/15/2024	5.375%	27,000	27,601
Netflix, Inc.
04/15/2028	4.875%	39,000	40,609
11/15/2028	5.875%	16,000	17,754
05/15/2029	6.375%	36,000	41,149
Netflix, Inc.(a)
06/15/2030	4.875%	25,000	25,421
Outfront Media Capital LLC/Corp.(a)
03/15/2030	4.625%	29,000	29,516
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	10,000	10,471
TEGNA, Inc.(a)
09/15/2029	5.000%	18,000	18,307
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Twitter, Inc.(a)
12/15/2027	3.875%	16,000	15,996
Total			1,076,991
Metals and Mining 0.0%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	30,000	31,521
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	34,000	35,775
Constellium NV(a)
02/15/2026	5.875%	43,000	45,523
Freeport-McMoRan, Inc.
09/01/2029	5.250%	28,000	29,996
03/15/2043	5.450%	51,000	52,824
HudBay Minerals, Inc.(a)
01/15/2025	7.625%	59,000	62,222
Novelis Corp.(a)
09/30/2026	5.875%	55,000	58,645
Total			316,506
Midstream 0.6%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	5,000	4,401
Cheniere Energy Partners LP
10/01/2026	5.625%	21,000	22,209
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	35,000	35,953
DCP Midstream Operating LP
05/15/2029	5.125%	39,000	40,538
04/01/2044	5.600%	14,000	13,606
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	18,000	18,147
Energy Transfer Partners LP
02/01/2042	6.500%	600,000	713,453
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	63,000	65,694
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	1,175,000	1,363,539
MPLX LP
02/15/2049	5.500%	785,000	890,570
NuStar Logistics LP
06/01/2026	6.000%	8,000	8,473
04/28/2027	5.625%	23,000	23,644
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	1,100,000	1,301,990
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	32,000	31,336

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	370,000	418,815
Sunoco LP/Finance Corp.
02/15/2026	5.500%	17,000	17,658
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2023	4.750%	16,000	15,980
09/15/2024	5.500%	11,000	11,038
01/15/2028	5.500%	24,000	23,499
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	35,000	36,352
01/15/2028	5.000%	55,000	56,200
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	49,000	50,416
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	34,000	32,855
Western Gas Partners LP
08/15/2048	5.500%	700,000	618,114
Williams Companies, Inc. (The)
09/15/2045	5.100%	1,100,000	1,222,916
Total			7,037,396
Natural Gas 0.2%
NiSource, Inc.
02/15/2044	4.800%	890,000	1,031,453
Sempra Energy
11/15/2025	3.750%	825,000	872,074
Total			1,903,527
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	38,000	40,054
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	9,000	9,268
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	9,000	7,821
Nabors Industries, Inc.
02/01/2025	5.750%	31,000	27,913
SESI LLC
09/15/2024	7.750%	7,000	4,654
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	392	400
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	13,000	13,755
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	31,000	31,543
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	29,000	30,304
Total			165,712
Packaging 0.0%
ARD Finance SA(a),(e)
06/30/2027	6.500%	10,000	10,338
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	45,000	47,201
08/15/2027	5.250%	26,000	27,359
Berry Global, Inc.
07/15/2023	5.125%	31,000	31,818
Berry Global, Inc.(a)
02/15/2026	4.500%	10,000	10,281
BWAY Holding Co.(a)
04/15/2024	5.500%	26,000	26,816
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	18,000	18,242
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	44,579	44,648
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	38,000	38,937
07/15/2024	7.000%	19,000	19,658
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	15,000	15,881
08/15/2027	8.500%	7,000	7,788
Total			298,967
Pharmaceuticals 0.3%
AbbVie, Inc.
11/06/2042	4.400%	1,000,000	1,082,866
Allergan Funding SCS
03/15/2035	4.550%	550,000	594,237
Amgen, Inc.
03/15/2040	5.750%	390,000	494,626
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%	1,000	1,013
03/15/2024	7.000%	35,000	36,513
04/01/2026	9.250%	62,000	71,251
01/31/2027	8.500%	14,000	15,964
01/30/2028	5.000%	15,000	15,390
01/30/2030	5.250%	16,000	16,574
Bristol-Myers Squibb Co.(a)
07/26/2029	3.400%	650,000	696,294
Eagle Holding Co. II LLC(a),(e)
05/15/2022	7.750%	22,000	22,338
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	18,000	13,078

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gilead Sciences, Inc.
02/01/2025	3.500%	525,000	557,094
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	30,000	31,009
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	18,000	17,981
Total			3,666,228
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	17,000	18,236
CNA Financial Corp.
03/01/2026	4.500%	675,000	741,514
HUB International Ltd.(a)
05/01/2026	7.000%	30,000	31,827
Loews Corp.
04/01/2026	3.750%	850,000	911,825
USI, Inc.(a)
05/01/2025	6.875%	11,000	11,220
Total			1,714,622
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	600,000	656,534
Union Pacific Corp.
09/15/2037	3.600%	715,000	742,810
Total			1,399,344
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	28,000	29,048
IRB Holding Corp.(a)
02/15/2026	6.750%	49,000	51,301
Total			80,349
Retail REIT 0.1%
Kimco Realty Corp.
10/01/2026	2.800%	700,000	703,432
Simon Property Group LP
02/01/2040	6.750%	525,000	770,369
Total			1,473,801
Retailers 0.1%
L Brands, Inc.
06/15/2029	7.500%	9,000	9,322
11/01/2035	6.875%	14,000	12,573
Lowe’s Companies, Inc.
04/05/2049	4.550%	425,000	500,491
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penske Automotive Group, Inc.
10/01/2022	5.750%	22,000	22,340
PetSmart, Inc.(a)
03/15/2023	7.125%	35,000	34,315
06/01/2025	5.875%	34,000	34,721
Total			613,762
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	18,000	20,232
02/15/2028	5.875%	26,000	27,656
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	14,000	14,000
Kroger Co. (The)
01/15/2048	4.650%	665,000	727,069
Total			788,957
Technology 0.2%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	30,000	29,945
Ascend Learning LLC(a)
08/01/2025	6.875%	22,000	23,126
08/01/2025	6.875%	21,000	22,048
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	6,000	6,088
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	1,175,000	1,220,698
Camelot Finance SA(a)
11/01/2026	4.500%	17,000	17,437
CDK Global, Inc.
06/01/2027	4.875%	17,000	17,985
CommScope Finance LLC(a)
03/01/2024	5.500%	11,000	11,483
03/01/2026	6.000%	21,000	22,345
CommScope Technologies LLC(a)
06/15/2025	6.000%	19,000	19,058
03/15/2027	5.000%	5,000	4,649
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	11,000	11,292
Gartner, Inc.(a)
04/01/2025	5.125%	17,000	17,716
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	13,000	14,047
Informatica LLC(a)
07/15/2023	7.125%	31,000	31,518
Iron Mountain, Inc.
08/15/2024	5.750%	36,000	36,392

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iron Mountain, Inc.(a)
09/15/2029	4.875%	18,000	18,303
NCR Corp.
12/15/2023	6.375%	27,000	27,688
NCR Corp.(a)
09/01/2027	5.750%	8,000	8,527
09/01/2029	6.125%	19,000	20,629
Oracle Corp.
04/15/2038	6.500%	400,000	577,992
Plantronics, Inc.(a)
05/31/2023	5.500%	14,000	13,750
PTC, Inc.
05/15/2024	6.000%	9,000	9,393
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	57,000	59,075
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	37,000	41,687
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	13,000	13,813
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	15,000	15,499
Verscend Escrow Corp.(a)
08/15/2026	9.750%	27,000	29,596
Total			2,341,779
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	26,000	26,809
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	700,000	986,363
Hertz Corp. (The)(a)
06/01/2022	7.625%	11,000	11,436
10/15/2024	5.500%	13,000	13,360
01/15/2028	6.000%	60,000	60,158
XPO Logistics, Inc.(a)
06/15/2022	6.500%	21,000	21,398
Total			1,119,524
Wireless 0.1%
Altice France SA(a)
05/01/2026	7.375%	83,000	89,230
01/15/2028	5.500%	32,000	32,987
Altice Luxembourg SA(a)
05/15/2027	10.500%	24,000	27,530
American Tower Corp.
07/15/2027	3.550%	675,000	708,788
SBA Communications Corp.
09/01/2024	4.875%	22,000	22,885
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
03/01/2026	7.625%	104,000	114,794
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	25,000	26,844
02/01/2026	4.500%	47,000	48,397
02/01/2028	4.750%	33,000	34,611
Total			1,106,066
Wirelines 0.3%
AT&T, Inc.
08/15/2040	6.000%	1,550,000	1,994,870
CenturyLink, Inc.
03/15/2022	5.800%	56,000	58,981
04/01/2025	5.625%	23,000	24,470
CenturyLink, Inc.(a)
12/15/2026	5.125%	41,000	41,708
Frontier Communications Corp.(a)
04/01/2026	8.500%	13,000	13,171
Telecom Italia Capital SA
09/30/2034	6.000%	10,000	10,794
Telecom Italia SpA(a)
05/30/2024	5.303%	13,000	14,024
Verizon Communications, Inc.
08/10/2033	4.500%	1,250,000	1,461,583
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	25,000	25,835
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	28,000	28,570
Total			3,674,006
Total Corporate Bonds & Notes (Cost $74,669,371)			81,059,459

Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
International Mid Large Cap 1.0%
iShares Core MSCI EAFE ETF	168,620	11,000,769
Total Exchange-Traded Equity Funds (Cost $11,306,142)		11,000,769

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Foreign Government Obligations(f) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	13,000	13,409
Total Foreign Government Obligations (Cost $13,557)			13,409

Inflation-Indexed Bonds 0.3%

United States 0.3%
U.S. Treasury Inflation-Indexed Bond
04/15/2022	0.125%	3,624,301	3,619,527
Total Inflation-Indexed Bonds (Cost $3,554,504)			3,619,527

Residential Mortgage-Backed Securities - Agency 10.3%

Federal Home Loan Mortgage Corp.
01/01/2030- 05/01/2049	3.500%	8,757,947	9,071,951
04/01/2032- 06/01/2037	6.000%	193,678	219,742
04/01/2032	7.000%	38,236	43,226
05/01/2032- 07/01/2032	6.500%	259,217	287,889
01/01/2034- 05/01/2041	5.000%	737,233	812,823
07/01/2034- 05/01/2049	3.000%	12,598,859	12,883,454
02/01/2038	5.500%	346,285	389,074
05/01/2039- 08/01/2041	4.500%	1,996,510	2,168,863
01/01/2045- 08/01/2045	4.000%	1,120,663	1,188,270
Federal National Mortgage Association
05/01/2024- 12/01/2028	6.000%	49,214	54,476
03/01/2026- 12/01/2032	7.000%	409,211	430,923
10/01/2026- 03/01/2049	3.500%	6,335,665	6,596,499
11/01/2026- 01/01/2029	4.000%	633,599	662,241
08/01/2028- 09/01/2032	6.500%	106,862	120,231
02/01/2038- 03/01/2038	5.500%	201,357	224,227
10/01/2046- 09/01/2049	3.000%	4,968,729	5,046,925
Federal National Mortgage Association(g)
01/16/2035- 01/14/2050	4.000%	32,200,000	33,506,250
01/14/2050	3.000%	18,625,000	18,889,824
01/14/2050	3.500%	22,625,000	23,274,585
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h)
09/01/2040	4.000%	829,269	889,433
10/01/2040	4.500%	367,676	399,264
Total Residential Mortgage-Backed Securities - Agency (Cost $116,451,978)			117,160,170

Residential Mortgage-Backed Securities - Non-Agency 8.5%

Angel Oak Mortgage Trust I LLC(a),(i)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	866,144	881,513
CMO Series 2019-2 Class A3
03/25/2049	3.833%	923,655	936,267
Angel Oak Mortgage Trust LLC(a),(i)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	90,766	90,702
Arroyo Mortgage Trust(a),(i)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	1,191,376	1,202,069
CMO Series 2019-1 Class A1
01/25/2049	3.805%	1,881,061	1,894,587
Bayview Opportunity Master Fund IIIb Trust(a),(i)
CMO Series 2019-LT1 Class A1
08/28/2034	3.228%	353,248	353,318
Series 2019-LT2 Class A1
10/28/2034	3.376%	624,090	624,536
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	366,302	373,619
Bayview Opportunity Master Fund IVa Trust(a),(i)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	172,692	172,869
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	2.742%	127,120	127,115
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.092%	500,528	500,934
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	2.892%	1,081,000	1,082,134
BRAVO Residential Funding Trust(a),(i)
CMO Series 2019-NQM1 Class A1
07/25/2059	2.666%	1,862,761	1,851,227
CMO Series 2019-NQM1 Class A3
07/25/2059	2.996%	721,069	716,225

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	350,000	348,930
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	2,598,530	2,593,903
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	866,177	864,661
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	925,000	920,281
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.857%	2,935,387	2,918,643
Citigroup Mortgage Loan Trust(a),(i)
CMO Series 2019-C Class A1
03/25/2082	3.228%	1,664,575	1,662,493
Citigroup Mortgage Loan Trust, Inc.(a),(i)
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	858,333	855,522
COLT 2019-1 Mortgage Loan Trust(a),(i)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	899,351	906,430
COLT Mortgage Loan Trust(a),(i)
CMO Series 2018-2 Class A1
07/27/2048	3.470%	279,859	280,560
CMO Series 2018-4 Class A1
12/28/2048	4.006%	1,125,096	1,129,678
COLT Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
10/26/2048	3.692%	622,781	624,568
CSMC Trust(a),(i)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	3,186,399	3,320,222
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	2,339,920	2,330,976
Deephaven Residential Mortgage Trust(a),(i)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	178,633	177,842
CMO Series 2018-3A Class A3
08/25/2058	3.963%	456,113	458,247
CMO Series 2018-4A Class A1
10/25/2058	4.080%	1,987,470	1,998,889
CMO Series 2019-1A Class A3
01/25/2059	3.948%	471,284	475,029
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	3.042%	424,521	424,368
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(i)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	537,839	536,083
GCAT LLC(a),(i)
CMO Series 2019-1 Class A1
04/26/2049	4.089%	556,792	558,188
CMO Series 2019-2 Class A1
06/25/2024	3.475%	1,365,486	1,365,761
CMO Series 2019-3 Class A1
10/25/2049	3.352%	868,323	867,343
GCAT Trust(a),(i)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	1,391,806	1,390,606
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	805,882	804,027
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	1,937,006	1,934,660
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	3.674%	1,200,000	1,199,998
GS Mortgage-Backed Securities Trust(a),(i)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	3,103,993	3,079,598
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	1,099,864	1,117,987
Homeward Opportunities Fund I Trust(a),(i)
CMO Series 2019-1 Class A3
01/25/2059	3.606%	1,178,997	1,190,768
Legacy Mortgage Asset Trust(a),(i)
CMO Series 2019-GS5 Class A1
05/25/2059	3.200%	1,144,404	1,145,774
MetLife Securitization Trust(a)
CMO Series 2018-1A Class A
03/25/2057	3.750%	903,357	938,358
MFA Trust(a),(i)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	554,906	552,986
Mill City Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
08/25/2058	3.500%	2,052,075	2,099,588
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	345,154	355,170
CMO Series 2018-NQM1 Class A1
11/25/2048	3.986%	1,451,261	1,467,062

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-NQM1 Class A3
11/25/2048	4.138%	604,712	605,988
New Residential Mortgage Loan Trust(a),(i)
CMO Series 2019-NQM2 Class A3
04/25/2049	3.752%	1,008,901	1,022,698
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	1,314,658	1,324,104
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	1,263,926	1,267,072
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% Floor 1.250% 02/25/2029	3.042%	446,979	446,929
RCO Trust(a),(i)
CMO Series 2018-VFS1 Class A1
12/26/2053	4.270%	2,829,460	2,874,605
RCO V Mortgage LLC(a),(i)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	1,171,710	1,176,629
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	1,087,264	1,090,852
Residential Mortgage Loan Trust(a),(i)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	895,644	905,489
Starwood Mortgage Residential Trust(a),(i)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	612,209	613,760
CMO Series 2019-1 Class A3
06/25/2049	3.299%	588,618	584,741
CMO Series 2019-IMC1 Class A3
04/25/2049	3.754%	353,897	356,156
CMO Series 2019-INV1 Class A1
08/25/2049	2.610%	1,418,877	1,409,325
CMO Series 2019-INV1 Class A3
08/25/2049	2.916%	649,317	644,979
Toorak Mortgage Corp., Ltd.(i)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	1,375,000	1,371,797
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	438,865	443,360
CMO Series 2015-6 Class A1
04/25/2055	3.500%	549,608	556,757
CMO Series 2016-1 Class A1
02/25/2055	3.500%	432,445	437,481
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	653,353	658,893
CMO Series 2016-3 Class A1
04/25/2056	2.250%	307,653	306,883
CMO Series 2017-4 Class A1
06/25/2057	2.750%	752,251	755,086
Towd Point Mortgage Trust(a),(i)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	508,606	513,983
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	2,171,764	2,227,732
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	2.792%	1,494,079	1,497,319
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	2.792%	1,735,308	1,736,522
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	1,314,598	1,313,273
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	1,048,130	1,054,100
Vericrest Opportunity Loan Trust(a),(i)
CMO Series 2019-NPL3 Class A1
03/25/2049	3.967%	387,156	389,050
CMO Series 2019-NPL4 Class A1A
08/25/2049	3.352%	1,460,828	1,464,329
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	2,125,458	2,121,425
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	1,848,446	1,841,331
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	1,756,552	1,752,304
Verus Securitization Trust(a),(i)
CMO Series 2017-1A Class A1
01/25/2047	2.881%	183,753	183,736
CMO Series 2018-2 Class A3
06/01/2058	3.830%	1,180,485	1,183,074
CMO Series 2019-1 Class A3
02/25/2059	4.040%	1,130,627	1,142,286
CMO Series 2019-3 Class A3
07/25/2059	3.040%	1,549,099	1,551,286
CMO Series 2019-4 Class A3
11/25/2059	3.000%	1,615,143	1,608,546

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	771,042	772,414
Visio Trust(a),(i)
CMO Series 2019-1 Class A3
06/25/2054	3.825%	649,617	648,322
CMO Series 2019-2 Class A3
11/25/2054	3.076%	1,010,004	1,005,902
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $96,149,726)			96,562,832

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.0%
Vertiv Group Corp.(b),(j)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	5.927%	25,000	24,915
Finance Companies 0.0%
Ellie Mae, Inc.(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	5.945%	30,923	31,058
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(j)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.486%	4,859	4,762
Metals and Mining 0.0%
Big River Steel LLC(b),(j)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.945%	26,856	26,789
Property & Casualty 0.0%
HUB International Ltd.(b),(j)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	4.690%	6,895	6,886
Restaurants 0.0%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(b),(j)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/05/2025	5.216%	16,871	16,960
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.0%
BellRing Brands LLC(b),(j)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/10/2024	6.799%	20,000	20,188
Technology 0.0%
Dun & Bradstreet Corp. (The)(b),(j)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	6.792%	29,000	29,230
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(j)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.049%	22,552	22,604
Project Alpha Intermediate Holding, Inc.(b),(j)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.490%	6,008	6,011
3-month USD LIBOR + 4.250% 04/26/2024	6.240%	19,068	19,187
Refinitiv US Holdings, Inc.(a),(b),(j)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.049%	46,330	46,724
Total			123,756
Total Senior Loans (Cost $250,834)			255,314

U.S. Treasury Obligations 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2045	2.500%	6,875,000	7,032,910
Total U.S. Treasury Obligations (Cost $7,023,089)			7,032,910

Money Market Funds 5.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(k),(l)	58,805,844	58,799,963
Total Money Market Funds (Cost $58,801,924)		58,799,963
Total Investments in Securities (Cost: $1,015,490,831)		1,209,012,100
Other Assets & Liabilities, Net		(70,646,479)
Net Assets		1,138,365,621

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
At December 31, 2019, securities and/or cash totaling $1,081,519 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	277	03/2020	USD	35,572,859	—	(248,914)
U.S. Treasury 2-Year Note	85	03/2020	USD	18,317,500	—	(8,130)
U.S. Treasury 5-Year Note	120	03/2020	USD	14,233,125	—	(45,228)
U.S. Ultra Treasury Bond	83	03/2020	USD	15,077,469	—	(454,110)
Total					—	(756,382)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $221,845,669, which represents 19.49% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Non-income producing investment.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	Represents a security purchased on a when-issued basis.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(j)	The stated interest rate represents the weighted average interest rate at December 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	52,213,498	347,331,180	(340,738,834)	58,805,844	(527)	1,612	1,614,368	58,799,963
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	79,138,316	—	79,138,316
Commercial Mortgage-Backed Securities - Agency	—	362,115	—	362,115
Commercial Mortgage-Backed Securities - Non-Agency	—	43,170,632	—	43,170,632
Common Stocks
Communication Services	103,439,744	—	—	103,439,744
Consumer Discretionary	56,634,267	—	—	56,634,267
Consumer Staples	32,767,817	—	—	32,767,817
Energy	40,226,433	—	—	40,226,433
Financials	109,121,666	—	—	109,121,666
Health Care	89,280,643	—	—	89,280,643
Industrials	54,794,157	—	—	54,794,157
Information Technology	187,399,282	—	—	187,399,282
Materials	23,044,929	—	—	23,044,929
Real Estate	8,246,861	—	—	8,246,861
Utilities	5,880,885	—	—	5,880,885
Total Common Stocks	710,836,684	—	—	710,836,684
Corporate Bonds & Notes	—	81,059,459	—	81,059,459
Exchange-Traded Equity Funds	11,000,769	—	—	11,000,769
Foreign Government Obligations	—	13,409	—	13,409
Inflation-Indexed Bonds	—	3,619,527	—	3,619,527
Residential Mortgage-Backed Securities - Agency	—	117,160,170	—	117,160,170
Residential Mortgage-Backed Securities - Non-Agency	—	96,562,832	—	96,562,832
Senior Loans	—	255,314	—	255,314
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	7,032,910	—	—	7,032,910
Money Market Funds	58,799,963	—	—	58,799,963
Total Investments in Securities	787,670,326	421,341,774	—	1,209,012,100
Investments in Derivatives
Liability
Futures Contracts	(756,382)	—	—	(756,382)
Total	786,913,944	421,341,774	—	1,208,255,718
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	29

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $956,688,907)	$1,150,212,137
Affiliated issuers (cost $58,801,924)	58,799,963
Receivable for:
Investments sold	4,239,529
Investments sold on a delayed delivery basis	64,536
Capital shares sold	173
Dividends	650,150
Interest	1,887,637
Foreign tax reclaims	26,545
Variation margin for futures contracts	3,984
Prepaid expenses	3,809
Total assets	1,215,888,463
Liabilities
Due to custodian	112,795
Payable for:
Investments purchased on a delayed delivery basis	75,639,094
Capital shares purchased	1,344,250
Variation margin for futures contracts	129,078
Management services fees	21,392
Distribution and/or service fees	3,897
Service fees	57,392
Compensation of board members	90,964
Compensation of chief compliance officer	240
Other expenses	123,740
Total liabilities	77,522,842
Net assets applicable to outstanding capital stock	$1,138,365,621
Represented by
Trust capital	$1,138,365,621
Total - representing net assets applicable to outstanding capital stock	$1,138,365,621
Class 1
Net assets	$741,476
Shares outstanding	23,785
Net asset value per share	$31.17
Class 2
Net assets	$3,727
Shares outstanding	121
Net asset value per share(a)	$30.74
Class 3
Net assets	$1,137,620,418
Shares outstanding	36,708,142
Net asset value per share	$30.99

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$12,485,833
Dividends — affiliated issuers	1,614,368
Interest	12,481,392
Interfund lending	4,242
Foreign taxes withheld	(49,652)
Total income	26,536,183
Expenses:
Management services fees	7,477,461
Distribution and/or service fees
Class 2	9
Class 3	1,355,977
Service fees	651,187
Compensation of board members	33,223
Custodian fees	53,407
Printing and postage fees	205,788
Audit fees	35,000
Legal fees	17,423
Compensation of chief compliance officer	229
Other	20,738
Total expenses	9,850,442
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(299,030)
Total net expenses	9,551,412
Net investment income	16,984,771
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	33,455,991
Investments — affiliated issuers	(527)
Foreign currency translations	(303)
Futures contracts	1,301,893
Net realized gain	34,757,054
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	170,099,304
Investments — affiliated issuers	1,612
Foreign currency translations	2,123
Futures contracts	(1,328,380)
Net change in unrealized appreciation (depreciation)	168,774,659
Net realized and unrealized gain	203,531,713
Net increase in net assets resulting from operations	$220,516,484
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	31

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$16,984,771	$15,727,338
Net realized gain	34,757,054	66,406,845
Net change in unrealized appreciation (depreciation)	168,774,659	(144,993,109)
Net increase (decrease) in net assets resulting from operations	220,516,484	(62,858,926)
Decrease in net assets from capital stock activity	(86,173,545)	(98,156,956)
Total increase (decrease) in net assets	134,342,939	(161,015,882)
Net assets at beginning of year	1,004,022,682	1,165,038,564
Net assets at end of year	$1,138,365,621	$1,004,022,682

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	29,633	859,212	—	—
Redemptions	(5,969)	(171,837)	—	—
Net increase	23,664	687,375	—	—
Class 3
Subscriptions	305,404	8,831,912	438,498	11,824,099
Redemptions	(3,369,941)	(95,692,832)	(4,111,074)	(109,981,055)
Net decrease	(3,064,537)	(86,860,920)	(3,672,576)	(98,156,956)
Total net decrease	(3,040,873)	(86,173,545)	(3,672,576)	(98,156,956)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

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Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$25.35	0.48	5.34	5.82
Year Ended 12/31/2018	$26.90	0.42	(1.97)	(1.55)
Year Ended 12/31/2017	$23.46	0.34	3.10	3.44
Year Ended 12/31/2016	$22.00	0.33	1.13	1.46
Year Ended 12/31/2015	$21.59	0.59(c)	(0.18)	0.41
Class 2
Year Ended 12/31/2019	$25.06	0.41	5.27	5.68
Year Ended 12/31/2018	$26.66	0.34	(1.94)	(1.60)
Year Ended 12/31/2017	$23.30	0.28	3.08	3.36
Year Ended 12/31/2016	$21.91	0.27	1.12	1.39
Year Ended 12/31/2015	$21.56	0.53(c)	(0.18)	0.35
Class 3
Year Ended 12/31/2019	$25.24	0.45	5.30	5.75
Year Ended 12/31/2018	$26.82	0.38	(1.96)	(1.58)
Year Ended 12/31/2017	$23.42	0.30	3.10	3.40
Year Ended 12/31/2016	$22.01	0.29	1.12	1.41
Year Ended 12/31/2015	$21.64	0.55(c)	(0.18)	0.37

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$31.17	22.96%	0.79%	0.76%	1.63%	126%	$741
Year Ended 12/31/2018	$25.35	(5.76%)	0.78%	0.75%	1.53%	81%	$3
Year Ended 12/31/2017	$26.90	14.66%	0.77%	0.74%	1.36%	63%	$3
Year Ended 12/31/2016	$23.46	6.64%	0.79%	0.79%	1.40%	65%	$3
Year Ended 12/31/2015	$22.00	1.90%	0.76%	0.76%	2.69%	89%	$3
Class 2
Year Ended 12/31/2019	$30.74	22.66%	1.03%	1.01%	1.43%	126%	$4
Year Ended 12/31/2018	$25.06	(6.00%)	1.03%	1.00%	1.27%	81%	$3
Year Ended 12/31/2017	$26.66	14.42%	1.02%	0.99%	1.11%	63%	$3
Year Ended 12/31/2016	$23.30	6.34%	1.04%	1.04%	1.16%	65%	$3
Year Ended 12/31/2015	$21.91	1.62%	1.01%	1.01%	2.43%	89%	$3
Class 3
Year Ended 12/31/2019	$30.99	22.78%	0.91%	0.88%	1.57%	126%	$1,137,620
Year Ended 12/31/2018	$25.24	(5.89%)	0.91%	0.87%	1.40%	81%	$1,004,017
Year Ended 12/31/2017	$26.82	14.52%	0.91%	0.89%	1.20%	63%	$1,165,032
Year Ended 12/31/2016	$23.42	6.41%	0.91%	0.91%	1.27%	65%	$1,059,420
Year Ended 12/31/2015	$22.01	1.71%	0.94%	0.92%	2.51%	89%	$964,446
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	35

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
36	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
December 31, 2019
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
38	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	756,382*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,301,893

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Total ($)
Interest rate risk	(1,328,380)
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
December 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	63,385,863

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
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Notes to Financial Statements  (continued)
December 31, 2019
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of
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Notes to Financial Statements  (continued)
December 31, 2019
capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
42	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
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Notes to Financial Statements  (continued)
December 31, 2019
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	Contractual expense cap July 1, 2019 through April 30, 2020	Voluntary expense cap May 1, 2019 through June 30, 2019	Contractual expense cap prior to May 1, 2019
Class 1	0.76%	0.75%	0.75%
Class 2	1.01	1.00	1.00
Class 3	0.885	0.875	0.875
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,360,568,125 and $1,389,283,153, respectively, for the year ended December 31, 2019, of which $886,452,248 and $877,851,550, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
44	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	17,100,000	2.98	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
December 31, 2019
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
46	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	47

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Balanced Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
48	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	49

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
50	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	51

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
52	Columbia Variable Portfolio – Balanced Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2019	53

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Columbia Variable Portfolio – Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6677 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Select Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Small Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Effective November 26, 2019, David Hoffman no longer serves as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	17.74	5.00	10.67
Class 2*	05/03/10	17.44	4.75	10.40
Class 3	09/15/99	17.59	4.88	10.54
Russell 2000 Value Index		22.39	6.99	10.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	2.6
Consumer Discretionary	11.5
Consumer Staples	2.5
Energy	3.3
Financials	22.8
Health Care	7.5
Industrials	15.7
Information Technology	18.0
Materials	8.4
Real Estate	4.4
Utilities	3.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 17.59%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 22.39% for the same time period. Strong stock selection within the information technology, consumer discretionary and consumer staples sectors was offset by selection within industrials, health care, materials and energy. Sector allocation generally aided relative performance. The Fund was overweight in information technology, which was the best performing sector in the benchmark, and underweight in energy, which was the weakest performing sector. However, an underweight in real estate and overweight in health care detracted modestly from relative performance.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns. While expectations for a trade agreement shifted throughout the year, the progress was ultimately forward, with reports in the fourth quarter that the U.S. and China were preparing to sign a phase one trade deal.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the year, then announced in its December 2019 meeting that it would hold the federal funds rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of 2019, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49%, led by a 48.0% price gain in information technology stocks and 30.9% in communication services. Growth stocks solidly outperformed value stocks for the year, and large-cap stocks led mid-cap and small-cap stocks. Within the benchmark Russell 2000 Value Index, all sectors except for energy finished positive for the year. Information technology was far and away the best performing sector, followed by real estate and industrials.
Contributors and detractors
Security selection within information technology, consumer discretionary and consumer staples were the biggest contributors to relative performance during the year.
The Fund’s overweight in information technology and underweight in energy also aided relative results. EPAM Systems, Inc. was the top individual contributor to relative performance. Shares in the software engineering and IT consulting firm climbed steadily higher as the company reported strong results driven by high organic growth, owing to its ability to deliver high-end complex IT services and applications development at lower costs. CACI International, Inc., an information technology company that provides information solutions and services to branches of the federal government was another notable contributor. Shares climbed early in the year after a strong earnings report and announcement of two acquisitions that are expected to support the company’s growth plans. Also within information technology, a position in Electronics for Imaging, Inc. was a notable contributor after the company, which develops technologies for digital printing, announced it was being acquired by a private equity firm at a significant premium. We exited the stock.
Security selection within industrials, health care, materials, energy and communication services were the primary drivers of underperformance. Much of the year’s underperformance occurred during September 2019, when yields rose and small-cap and value stocks spiked sharply higher. During this time, many of the smallest names in the benchmark outperformed. Because our process is a more concentrated and high conviction strategy, we typically maintain an underweight in these micro-cap names. Even though our strategy has served the Fund well over the long-term, it resulted in some short-term underperformance in 2019.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Amneal Pharmaceuticals, Inc. was the single biggest individual detractor from relative performance. Shares in this generic pharmaceutical company fell after it reported lower- than-expected earnings, the result of higher spending and concerns regarding its product pipeline. We sold the stock. A position in discount airline Spirit Airlines, Inc. also detracted from relative results. Shares of Spirit, a top contributor in 2018, declined as the company trended towards higher-than-expected costs because of flight disruptions and a runway closure. O-I Glass, Inc. was another notable relative detractor. Shares in the glass packaging producer fell after reporting some challenging quarterly results, highlighted by lower-than-expected earnings and lowered forward guidance. The miss was driven by a decline in volumes, foreign exchange headwinds and some adverse weather conditions. We continue to own both Spirit and O-I Glass.
At period’s end
We remain cautiously positive at the end of 2019. Our concerns continue to be the potential for a prolonged trade conflict, levels of debt and political dysfunction that could derail U.S. pro-growth policy. However, we believe the companies in the Fund have the potential to improve, especially in the face of slowing global growth. We will continue to look for value companies with identifiable catalysts with the potential to change investor perception and accelerate earnings growth. At year end, the Fund was overweight in information technology, materials, industrials, consumer discretionary and health care. It remains underweight in financials, real estate, utilities and energy.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,029.60	1,021.00	4.55	4.53	0.88
Class 2	1,000.00	1,000.00	1,028.20	1,019.72	5.84	5.82	1.13
Class 3	1,000.00	1,000.00	1,029.10	1,020.38	5.17	5.15	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 2.5%
Wireless Telecommunication Services 2.5%
Telephone & Data Systems, Inc.	83,900	2,133,577
Total Communication Services		2,133,577
Consumer Discretionary 11.4%
Auto Components 3.1%
American Axle & Manufacturing Holdings, Inc.(a)	77,700	836,052
Motorcar Parts of America, Inc.(a)	81,700	1,799,851
Total		2,635,903
Diversified Consumer Services 0.9%
Regis Corp.(a)	41,500	741,605
Hotels, Restaurants & Leisure 4.0%
Penn National Gaming, Inc.(a)	61,578	1,573,934
Texas Roadhouse, Inc.	31,860	1,794,355
Total		3,368,289
Household Durables 2.4%
Lennar Corp., Class A	13,416	748,479
William Lyon Homes, Inc., Class A(a)	61,770	1,234,164
Total		1,982,643
Specialty Retail 1.0%
Aaron’s, Inc.	14,000	799,540
Total Consumer Discretionary		9,527,980
Consumer Staples 2.5%
Food Products 2.5%
Nomad Foods Ltd.(a)	93,600	2,093,832
Total Consumer Staples		2,093,832
Energy 3.2%
Energy Equipment & Services 2.1%
Exterran Corp.(a)	64,500	505,035
Patterson-UTI Energy, Inc.	119,810	1,258,005
Total		1,763,040
Oil, Gas & Consumable Fuels 1.1%
Callon Petroleum Co.(a)	197,700	954,891
Total Energy		2,717,931
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 22.5%
Banks 2.7%
Opus Bank	88,267	2,283,467
Insurance 9.9%
CNO Financial Group, Inc.	60,000	1,087,800
Hanover Insurance Group, Inc. (The)	15,900	2,173,053
Lincoln National Corp.	37,300	2,201,073
National General Holdings Corp.	128,000	2,828,800
Total		8,290,726
Mortgage Real Estate Investment Trusts (REITS) 3.0%
Ladder Capital Corp., Class A	136,435	2,461,288
Thrifts & Mortgage Finance 6.9%
Axos Financial, Inc.(a)	85,979	2,603,444
Radian Group, Inc.	127,363	3,204,453
Total		5,807,897
Total Financials		18,843,378
Health Care 7.4%
Biotechnology 1.4%
Ligand Pharmaceuticals, Inc.(a)	11,500	1,199,335
Health Care Equipment & Supplies 2.4%
Dentsply Sirona, Inc.	34,900	1,974,991
Health Care Providers & Services 2.2%
WellCare Health Plans, Inc.(a)	5,570	1,839,270
Life Sciences Tools & Services 1.4%
Syneos Health, Inc.(a)	20,000	1,189,500
Total Health Care		6,203,096
Industrials 15.4%
Aerospace & Defense 3.2%
Cubic Corp.	42,400	2,695,368
Airlines 2.6%
Spirit Airlines, Inc.(a)	54,000	2,176,740
Commercial Services & Supplies 2.5%
Waste Connections, Inc.	23,190	2,105,420
Construction & Engineering 1.5%
Granite Construction, Inc.	46,870	1,296,893
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 3.4%
Kennametal, Inc.	30,000	1,106,700
Rexnord Corp.(a)	53,667	1,750,617
Total		2,857,317
Road & Rail 2.2%
Knight-Swift Transportation Holdings, Inc.	50,340	1,804,186
Total Industrials		12,935,924
Information Technology 17.8%
Communications Equipment 6.3%
Extreme Networks, Inc.(a)	263,400	1,941,258
Viavi Solutions, Inc.(a)	222,200	3,333,000
Total		5,274,258
IT Services 7.9%
CACI International, Inc., Class A(a)	13,387	3,346,616
EPAM Systems, Inc.(a)	15,175	3,219,528
Total		6,566,144
Semiconductors & Semiconductor Equipment 3.6%
KLA Corp.	4,187	745,998
MACOM Technology Solutions Holdings, Inc.(a)	86,000	2,287,600
Total		3,033,598
Total Information Technology		14,874,000
Materials 8.3%
Chemicals 2.2%
Minerals Technologies, Inc.	31,700	1,826,871
Construction Materials 2.6%
Summit Materials, Inc., Class A(a)	89,400	2,136,660
Containers & Packaging 1.9%
O-I Glass, Inc.	135,080	1,611,504
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.6%
Warrior Met Coal, Inc.	65,000	1,373,450
Total Materials		6,948,485
Real Estate 4.4%
Equity Real Estate Investment Trusts (REITS) 4.4%
First Industrial Realty Trust, Inc.	22,000	913,220
Gaming and Leisure Properties, Inc.	63,700	2,742,285
Total		3,655,505
Total Real Estate		3,655,505
Utilities 3.3%
Electric Utilities 3.3%
PNM Resources, Inc.	20,000	1,014,200
Portland General Electric Co.	31,100	1,735,069
Total		2,749,269
Total Utilities		2,749,269
Total Common Stocks (Cost $65,696,941)		82,682,977

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	1,077,891	1,077,783
Total Money Market Funds (Cost $1,077,783)		1,077,783
Total Investments in Securities (Cost: $66,774,724)		83,760,760
Other Assets & Liabilities, Net		12,182
Net Assets		83,772,942

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	702,682	19,562,084	(19,186,875)	1,077,891	27	—	32,826	1,077,783
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	2,133,577	—	—	2,133,577
Consumer Discretionary	9,527,980	—	—	9,527,980
Consumer Staples	2,093,832	—	—	2,093,832
Energy	2,717,931	—	—	2,717,931
Financials	18,843,378	—	—	18,843,378
Health Care	6,203,096	—	—	6,203,096
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	12,935,924	—	—	12,935,924
Information Technology	14,874,000	—	—	14,874,000
Materials	6,948,485	—	—	6,948,485
Real Estate	3,655,505	—	—	3,655,505
Utilities	2,749,269	—	—	2,749,269
Total Common Stocks	82,682,977	—	—	82,682,977
Money Market Funds	1,077,783	—	—	1,077,783
Total Investments in Securities	83,760,760	—	—	83,760,760
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $65,696,941)	$82,682,977
Affiliated issuers (cost $1,077,783)	1,077,783
Receivable for:
Capital shares sold	13,957
Dividends	89,873
Expense reimbursement due from Investment Manager	234
Prepaid expenses	1,775
Total assets	83,866,599
Liabilities
Payable for:
Capital shares purchased	22,228
Management services fees	1,995
Distribution and/or service fees	364
Service fees	9,214
Compensation of board members	35,770
Compensation of chief compliance officer	19
Audit fees	14,500
Printing and postage fees	5,261
Other expenses	4,306
Total liabilities	93,657
Net assets applicable to outstanding capital stock	$83,772,942
Represented by
Trust capital	$83,772,942
Total - representing net assets applicable to outstanding capital stock	$83,772,942
Class 1
Net assets	$4,279,500
Shares outstanding	171,029
Net asset value per share	$25.02
Class 2
Net assets	$26,850,828
Shares outstanding	1,098,537
Net asset value per share	$24.44
Class 3
Net assets	$52,642,614
Shares outstanding	2,127,601
Net asset value per share	$24.74
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,305,722
Dividends — affiliated issuers	32,826
Foreign taxes withheld	(3,687)
Total income	1,334,861
Expenses:
Management services fees	737,036
Distribution and/or service fees
Class 2	65,759
Class 3	68,065
Service fees	64,898
Compensation of board members	14,774
Custodian fees	3,569
Printing and postage fees	27,447
Audit fees	29,000
Legal fees	8,122
Compensation of chief compliance officer	18
Other	5,609
Total expenses	1,024,297
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(144,870)
Total net expenses	879,427
Net investment income	455,434
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,178,384
Investments — affiliated issuers	27
Foreign currency translations	(2)
Net realized gain	4,178,409
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,850,918
Net change in unrealized appreciation (depreciation)	8,850,918
Net realized and unrealized gain	13,029,327
Net increase in net assets resulting from operations	$13,484,761
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$455,434	$291,619
Net realized gain	4,178,409	1,879,974
Net change in unrealized appreciation (depreciation)	8,850,918	(13,724,852)
Net increase (decrease) in net assets resulting from operations	13,484,761	(11,553,259)
Decrease in net assets from capital stock activity	(8,886,997)	(9,117,134)
Total increase (decrease) in net assets	4,597,764	(20,670,393)
Net assets at beginning of year	79,175,178	99,845,571
Net assets at end of year	$83,772,942	$79,175,178

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	117,208	2,821,393	96,677	2,464,162
Redemptions	(95,021)	(2,287,938)	(116,948)	(2,824,675)
Net increase (decrease)	22,187	533,455	(20,271)	(360,513)
Class 2
Subscriptions	96,853	2,262,267	129,692	3,143,910
Redemptions	(155,847)	(3,636,912)	(147,446)	(3,573,256)
Net decrease	(58,994)	(1,374,645)	(17,754)	(429,346)
Class 3
Subscriptions	28,491	675,506	32,438	796,842
Redemptions	(369,227)	(8,721,313)	(372,652)	(9,124,117)
Net decrease	(340,736)	(8,045,807)	(340,214)	(8,327,275)
Total net decrease	(377,543)	(8,886,997)	(378,239)	(9,117,134)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

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Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$21.25	0.16	3.61	3.77
Year Ended 12/31/2018	$24.31	0.11	(3.17)	(3.06)
Year Ended 12/31/2017	$21.65	(0.02)	2.68	2.66
Year Ended 12/31/2016	$19.00	0.00(c)	2.65	2.65
Year Ended 12/31/2015	$19.60	0.00(c)	(0.60)	(0.60)
Class 2
Year Ended 12/31/2019	$20.81	0.10	3.53	3.63
Year Ended 12/31/2018	$23.87	0.05	(3.11)	(3.06)
Year Ended 12/31/2017	$21.30	0.04	2.53	2.57
Year Ended 12/31/2016	$18.74	(0.04)	2.60	2.56
Year Ended 12/31/2015	$19.38	(0.04)	(0.60)	(0.64)
Class 3
Year Ended 12/31/2019	$21.04	0.14	3.56	3.70
Year Ended 12/31/2018	$24.10	0.08	(3.14)	(3.06)
Year Ended 12/31/2017	$21.48	0.06	2.56	2.62
Year Ended 12/31/2016	$18.87	(0.02)	2.63	2.61
Year Ended 12/31/2015	$19.50	(0.02)	(0.61)	(0.63)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$25.02	17.74%	1.05%	0.88%	0.68%	21%	$4,280
Year Ended 12/31/2018	$21.25	(12.59%)	1.04%	0.88%	0.43%	13%	$3,163
Year Ended 12/31/2017	$24.31	12.29%	1.02%	0.89%	(0.09%)	23%	$4,111
Year Ended 12/31/2016	$21.65	13.95%	1.00%(d)	0.91%(d)	0.02%	32%	$16,013
Year Ended 12/31/2015	$19.00	(3.06%)	0.99%	0.91%	0.01%	27%	$60,663
Class 2
Year Ended 12/31/2019	$24.44	17.44%	1.30%	1.13%	0.44%	21%	$26,851
Year Ended 12/31/2018	$20.81	(12.82%)	1.29%	1.13%	0.20%	13%	$24,086
Year Ended 12/31/2017	$23.87	12.06%	1.29%	1.14%	0.19%	23%	$28,050
Year Ended 12/31/2016	$21.30	13.66%	1.27%(d)	1.16%(d)	(0.22%)	32%	$25,233
Year Ended 12/31/2015	$18.74	(3.30%)	1.24%	1.16%	(0.22%)	27%	$22,315
Class 3
Year Ended 12/31/2019	$24.74	17.59%	1.18%	1.00%	0.57%	21%	$52,643
Year Ended 12/31/2018	$21.04	(12.70%)	1.17%	1.01%	0.33%	13%	$51,927
Year Ended 12/31/2017	$24.10	12.20%	1.16%	1.02%	0.25%	23%	$67,684
Year Ended 12/31/2016	$21.48	13.83%	1.14%(d)	1.03%(d)	(0.10%)	32%	$71,355
Year Ended 12/31/2015	$18.87	(3.23%)	1.11%	1.04%	(0.11%)	27%	$73,318
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Select Small Cap Value Fund (formerly known as Columbia Variable Portfolio - Select Smaller-Cap Value Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2019, Columbia Variable Portfolio - Select Smaller-Cap Value Fund was renamed Columbia Variable Portfolio – Select Small Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
18	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
20	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $913,500, respectively. The sale transactions resulted in a net realized gain of $567,969.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.88%
Class 2	1.13
Class 3	1.005
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,785,497 and $26,593,321, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
22	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 80.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Small Cap Value Fund (formerly known as Columbia Variable Portfolio – Select Smaller-Cap Value Fund) (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Select Small Cap Value Fund | Annual Report 2019

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Columbia Variable Portfolio – Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6484 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – Managed Volatility Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Moderate Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	16.41	4.79	5.90
Class 2	04/19/12	16.17	4.74	5.87
Blended Benchmark		18.41	6.49	7.40
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	2.85
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 19, 2012 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	48.1
International	12.1
U.S. Large Cap	29.8
U.S. Mid Cap	3.3
U.S. Small Cap	2.9
Exchange-Traded Equity Funds	6.4
International Mid Large Cap	1.8
U.S. Large Cap	4.6
Exchange-Traded Fixed Income Funds	1.2
Investment Grade	1.2
Fixed Income Funds	25.4
Investment Grade	25.4
Allocations to Tactical Assets
Corporate Bonds & Notes	0.3
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	15.5
Options Purchased Puts	1.1
Residential Mortgage-Backed Securities - Agency	2.0
U.S. Treasury Obligations	0.0(b)
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $2.4 billion) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
(b)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 16.17%. The Fund’s Blended Benchmark returned 18.41%. The Bloomberg Barclays U.S. Aggregate Bond Index gained 8.72% for the same period. In 2019, all major asset classes generated strong positive returns, and although the Fund underperformed its Blended Benchmark, the Fund captured a good portion of the market’s strong results. Riskier assets led the way, as U.S. equities outperformed overseas equities and all fixed-income segments of the market.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from significant market losses in the fourth quarter of 2018. In the United States, the labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, aided relative results as did solid performance from the Fund’s underlying fixed-income funds. Results from underlying equity funds generally detracted.
Contributors and detractors
Overall, the Fund’s underlying funds generated mixed results for the year. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds in general. Corporate credit was a source of strong performance within fixed income for the year. The Fund’s dynamic algorithm also aided relative results as it suggested an overweight in equities, which benefited performance as equities outperformed fixed income.
The Fund’s U.S. large- and small-cap equity funds struggled against their assigned benchmarks. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%. The Fund’s exposure to international equities also detracted from relative results.
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to to help shield investors from outsized losses in periods of equity market declines, detracted slightly from relative returns as there were no extended bouts of sell-off for risk assets.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,047.20	1,024.26	1.25	1.24	0.24	3.86	3.82	0.74
Class 2	1,000.00	1,000.00	1,046.50	1,022.98	2.56	2.53	0.49	5.16	5.10	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
Boeing Co. (The)
02/01/2030	2.950%	190,000	193,904
Northrop Grumman Corp.
01/15/2028	3.250%	195,000	203,417
10/15/2047	4.030%	295,000	329,284
Total			726,605
Automotive 0.0%
Ford Motor Co.
01/15/2043	4.750%	315,000	280,078
Banking 0.1%
Bank of America Corp.(a)
12/20/2028	3.419%	110,000	115,532
07/23/2030	3.194%	685,000	709,293
Subordinated
10/22/2030	2.884%	520,000	525,878
Capital One Financial Corp.
01/31/2028	3.800%	185,000	198,709
Citigroup, Inc.(a)
11/05/2030	2.976%	795,000	807,238
Goldman Sachs Group, Inc. (The)(a)
04/23/2039	4.411%	105,000	119,110
Goldman Sachs Group, Inc. (The)
07/08/2044	4.800%	430,000	518,536
JPMorgan Chase & Co.(a)
10/15/2030	2.739%	1,660,000	1,662,395
Morgan Stanley(a)
01/23/2030	4.431%	380,000	429,681
Wells Fargo & Co.(a)
10/30/2030	2.879%	1,210,000	1,219,251
Total			6,305,623
Cable and Satellite 0.0%
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	730,000	769,855
Comcast Corp.
08/15/2047	4.000%	343,000	378,885
02/01/2050	3.450%	170,000	174,547
11/01/2052	4.049%	329,000	369,572
NBCUniversal Media LLC
01/15/2043	4.450%	314,000	365,497
Total			2,058,356
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Dow Chemical Co. (The)
05/15/2049	4.800%	268,000	309,599
DowDuPont, Inc.
11/15/2048	5.419%	75,000	92,407
LYB International Finance III LLC
10/15/2049	4.200%	125,000	130,423
Total			532,429
Diversified Manufacturing 0.0%
3M Co.
08/26/2049	3.250%	95,000	92,182
United Technologies Corp.
06/01/2042	4.500%	255,000	306,074
11/16/2048	4.625%	105,000	131,379
Total			529,635
Electric 0.1%
AEP Texas, Inc.
01/15/2050	3.450%	580,000	580,658
CenterPoint Energy, Inc.
09/01/2049	3.700%	203,000	200,279
CMS Energy Corp.
02/15/2027	2.950%	370,000	373,814
03/31/2043	4.700%	115,000	129,710
03/01/2044	4.875%	115,000	137,056
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	253,000	272,710
Dominion Energy, Inc.
03/15/2049	4.600%	210,000	243,662
DTE Energy Co.
10/01/2026	2.850%	920,000	925,384
Duke Energy Corp.
09/01/2046	3.750%	775,000	799,362
Duke Energy Indiana LLC
10/01/2049	3.250%	55,000	55,327
Emera U.S. Finance LP
06/15/2046	4.750%	324,000	374,508
FirstEnergy Corp.
07/15/2047	4.850%	65,000	76,753
Indiana Michigan Power Co.
07/01/2047	3.750%	75,000	79,331
Northern States Power Co.
05/15/2044	4.125%	115,000	130,496
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oncor Electric Delivery Co. LLC
09/15/2049	3.100%	135,000	132,741
Pennsylvania Electric Co.(b)
06/01/2029	3.600%	80,000	84,658
Southern California Edison Co.
10/01/2043	4.650%	170,000	192,043
03/01/2048	4.125%	110,000	117,717
Southern Co. (The)
07/01/2036	4.250%	155,000	167,142
07/01/2046	4.400%	615,000	682,718
Xcel Energy, Inc.
12/01/2026	3.350%	55,000	57,484
09/15/2041	4.800%	190,000	215,268
12/01/2049	3.500%	255,000	259,191
Total			6,288,012
Finance Companies 0.0%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	985,000	1,051,824
Food and Beverage 0.1%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	1,295,000	1,540,618
Bacardi Ltd.(b)
05/15/2038	5.150%	576,000	652,170
Conagra Brands, Inc.
11/01/2038	5.300%	205,000	243,440
11/01/2048	5.400%	60,000	73,399
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	687,000	677,043
Mars, Inc.(b)
04/01/2059	4.200%	165,000	187,182
Molson Coors Brewing Co.
05/01/2042	5.000%	35,000	38,379
07/15/2046	4.200%	36,000	35,897
PepsiCo, Inc.
10/06/2046	3.450%	95,000	100,681
Sysco Corp.
04/01/2046	4.500%	65,000	74,718
03/15/2048	4.450%	30,000	34,681
Tyson Foods, Inc.
06/02/2047	4.550%	80,000	91,672
Total			3,749,880
Health Care 0.0%
Abbott Laboratories
11/30/2046	4.900%	115,000	150,788
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
06/06/2027	3.700%	190,000	202,243
12/15/2044	4.685%	126,000	146,613
Cardinal Health, Inc.
06/15/2047	4.368%	235,000	232,575
Cigna Corp.
08/15/2038	4.800%	265,000	308,951
12/15/2048	4.900%	166,000	198,286
CVS Health Corp.
03/25/2048	5.050%	604,000	716,497
Thermo Fisher Scientific, Inc.
10/01/2029	2.600%	67,000	66,385
Total			2,022,338
Healthcare Insurance 0.0%
Aetna, Inc.
08/15/2047	3.875%	89,000	90,199
Anthem, Inc.
08/15/2044	4.650%	135,000	152,142
Centene Corp.(b)
12/15/2029	4.625%	115,000	121,105
UnitedHealth Group, Inc.
08/15/2039	3.500%	667,000	702,060
Total			1,065,506
Independent Energy 0.0%
Apache Corp.
04/15/2043	4.750%	105,000	101,324
Canadian Natural Resources Ltd.
03/15/2038	6.250%	105,000	136,044
ConocoPhillips Co.
11/15/2044	4.300%	220,000	258,349
Hess Corp.
02/15/2041	5.600%	200,000	235,556
Noble Energy, Inc.
11/15/2043	5.250%	250,000	279,996
Total			1,011,269
Integrated Energy 0.0%
Cenovus Energy, Inc.
06/15/2047	5.400%	175,000	203,084
Shell International Finance BV
11/07/2049	3.125%	345,000	340,244
Total			543,328
Life Insurance 0.0%
American International Group, Inc.
07/16/2044	4.500%	150,000	172,990

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brighthouse Financial, Inc.
06/22/2047	4.700%	33,000	30,547
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%	215,000	266,804
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/01/2077	4.900%	165,000	201,870
MetLife, Inc.
03/01/2045	4.050%	130,000	150,670
New York Life Insurance Co.(b)
Subordinated
05/15/2069	4.450%	205,000	235,787
Northwestern Mutual Life Insurance Co. (The)(b)
09/30/2059	3.625%	409,000	410,142
Prudential Financial, Inc.
03/13/2051	3.700%	167,000	175,835
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%	190,000	234,505
05/15/2047	4.270%	132,000	150,221
Voya Financial, Inc.
06/15/2046	4.800%	215,000	248,721
Total			2,278,092
Media and Entertainment 0.0%
Discovery Communications LLC
09/20/2037	5.000%	100,000	113,325
05/15/2049	5.300%	258,000	305,670
Fox Corp.(b)
01/25/2039	5.476%	85,000	104,003
Walt Disney Co. (The)
09/15/2044	4.750%	302,000	382,816
Total			905,814
Midstream 0.0%
Enterprise Products Operating LLC
01/31/2050	4.200%	365,000	394,020
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	100,000	105,697
03/01/2043	5.000%	430,000	471,027
Kinder Morgan, Inc.
02/15/2046	5.050%	196,000	220,272
MPLX LP
04/15/2048	4.700%	405,000	412,363
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	629,000	611,840
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	277,000	300,779
Western Gas Partners LP
08/15/2048	5.500%	250,000	220,755
Williams Companies, Inc. (The)
09/15/2045	5.100%	616,000	684,833
Total			3,421,586
Natural Gas 0.0%
NiSource Finance Corp.
05/15/2027	3.490%	190,000	199,760
NiSource, Inc.
02/15/2043	5.250%	223,000	270,440
05/15/2047	4.375%	265,000	294,302
Sempra Energy
06/15/2027	3.250%	95,000	97,976
02/01/2028	3.400%	495,000	513,672
Total			1,376,150
Oil Field Services 0.0%
Halliburton Co.
11/15/2045	5.000%	115,000	131,229
Pharmaceuticals 0.0%
AbbVie, Inc.(b)
11/21/2049	4.250%	720,000	763,620
Allergan Funding SCS
06/15/2044	4.850%	160,000	177,571
Amgen, Inc.
06/15/2051	4.663%	415,000	488,560
Bristol-Myers Squibb Co.(b)
02/20/2048	4.550%	50,000	61,288
10/26/2049	4.250%	247,000	293,494
Gilead Sciences, Inc.
03/01/2047	4.150%	275,000	305,986
Mylan NV
06/15/2046	5.250%	35,000	38,968
Pfizer, Inc.
03/15/2049	4.000%	190,000	218,937
Total			2,348,424
Property & Casualty 0.0%
Liberty Mutual Group, Inc.(b)
10/15/2050	3.951%	180,000	188,876
Travelers Companies, Inc. (The)
05/30/2047	4.000%	155,000	175,118
Total			363,994

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.0%
Canadian National Railway Co.
02/03/2048	3.650%	65,000	71,805
CSX Corp.
09/15/2049	3.350%	440,000	434,856
Norfolk Southern Corp.
08/15/2052	4.050%	210,000	230,751
Union Pacific Corp.
08/15/2059	3.950%	325,000	340,743
Union Pacific Corp.(b)
03/20/2060	3.839%	120,000	121,832
Total			1,199,987
Restaurants 0.0%
McDonald’s Corp.
09/01/2049	3.625%	330,000	337,307
Retailers 0.0%
Lowe’s Companies, Inc.
05/03/2047	4.050%	285,000	307,900
Target Corp.
04/15/2046	3.625%	150,000	164,025
11/15/2047	3.900%	40,000	46,061
Walmart, Inc.
12/15/2047	3.625%	260,000	288,087
Total			806,073
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%	167,000	177,264
01/15/2048	4.650%	85,000	92,934
Total			270,198
Technology 0.0%
Apple, Inc.
02/09/2045	3.450%	486,000	514,473
09/11/2049	2.950%	100,000	97,651
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	325,000	337,640
01/15/2028	3.500%	85,000	85,697
Corning, Inc.
11/15/2079	5.450%	60,000	66,315
Intel Corp.
05/11/2047	4.100%	170,000	196,329
International Business Machines Corp.
05/15/2049	4.250%	430,000	491,898
Microsoft Corp.
08/08/2046	3.700%	559,000	630,824
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp.
07/15/2046	4.000%	385,000	427,653
QUALCOMM, Inc.
05/20/2047	4.300%	90,000	103,122
Total			2,951,602
Tobacco 0.0%
BAT Capital Corp.
08/15/2047	4.540%	190,000	190,768
Transportation Services 0.0%
ERAC U.S.A. Finance LLC(b)
11/01/2046	4.200%	285,000	305,997
FedEx Corp.
04/01/2046	4.550%	410,000	422,580
United Parcel Service, Inc.
09/01/2049	3.400%	230,000	233,358
Total			961,935
Wireless 0.0%
American Tower Corp.
07/15/2027	3.550%	75,000	78,754
08/15/2029	3.800%	200,000	213,815
Rogers Communications, Inc.
11/15/2049	3.700%	310,000	314,459
Vodafone Group PLC
09/17/2050	4.250%	230,000	241,455
Total			848,483
Wirelines 0.0%
AT&T, Inc.
03/01/2039	4.850%	320,000	369,675
12/15/2042	4.300%	195,000	208,704
12/15/2043	5.350%	145,000	170,694
06/15/2045	4.350%	964,000	1,040,901
Telefonica Emisiones SAU
03/06/2048	4.895%	150,000	171,462
Verizon Communications, Inc.
08/21/2046	4.862%	590,000	732,629
Total			2,694,065
Total Corporate Bonds & Notes (Cost $43,469,575)			47,250,590

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Equity Funds 48.7%
	Shares	Value ($)
International 12.3%
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(c)	61,898,217	682,737,340
CTIVP® – DFA International Value Fund, Class 1 Shares(c)	25,481,117	247,421,643
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(c)	61,595,144	681,858,241
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(c)	22,395,705	256,654,783
Total		1,868,672,007
U.S. Large Cap 30.1%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(c),(d)	14,998,261	401,353,457
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(c),(d)	20,576,936	1,203,956,508
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(c),(d)	9,184,866	271,780,187
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(c),(d)	17,366,368	379,976,135
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(c),(d)	16,165,417	192,206,805
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(c),(d)	8,242,704	228,075,626
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(c),(d)	9,388,124	352,524,058
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(c),(d)	10,169,546	354,408,681
CTIVP® – MFS® Value Fund, Class 1 Shares(c),(d)	7,271,687	212,042,402
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(c),(d)	9,500,267	337,924,514
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(c),(d)	7,822,618	204,874,363
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(c),(d)	18,978,491	452,637,010
Total		4,591,759,746
U.S. Mid Cap 3.3%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(c),(d)	3,223,838	107,031,402
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(c),(d)	4,049,557	105,005,012
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(c),(d)	4,624,772	140,223,090
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(c),(d)	4,589,175	147,679,653
Total		499,939,157
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.0%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(c)	4,302,640	67,422,376
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(c),(d)	3,729,460	66,458,979
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(c),(d)	656,825	16,006,817
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(c),(d)	6,102,131	154,872,094
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(c),(d)	5,085,714	147,689,125
Total		452,449,391
Total Equity Funds (Cost $5,287,550,413)		7,412,820,301

Exchange-Traded Equity Funds 6.5%

International Mid Large Cap 1.8%
iShares MSCI EAFE ETF	3,968,292	275,558,197
U.S. Large Cap 4.7%
SPDR S&P 500 ETF Trust	2,190,200	704,937,772
Total Exchange-Traded Equity Funds (Cost $665,563,525)		980,495,969

Exchange-Traded Fixed Income Funds 1.2%

Investment Grade 1.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,462,000	187,077,520
Total Exchange-Traded Fixed Income Funds (Cost $184,567,281)		187,077,520

Fixed Income Funds 25.7%

Investment Grade 25.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(c)	71,525,602	762,462,922
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(c)	22,581,909	220,399,435
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(c)	37,265,705	409,550,100
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(c)	20,882,762	221,774,932
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(c)	48,137,997	529,999,341
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(c)	66,291,644	729,870,997

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(c)	16,563,972	170,277,634
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(c)	78,355,877	873,668,025
Total		3,918,003,386
Total Fixed Income Funds (Cost $3,803,527,284)		3,918,003,386

Residential Mortgage-Backed Securities - Agency 2.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(e)
01/16/2035- 01/14/2050	3.000%	298,446,000	303,316,512
Total Residential Mortgage-Backed Securities - Agency (Cost $302,783,588)			303,316,512

U.S. Treasury Obligations 0.0%

U.S. Treasury
02/15/2039	3.500%	150,000	180,047
08/15/2049	2.250%	255,000	248,147
Total U.S. Treasury Obligations (Cost $422,404)			428,194
Options Purchased Puts 1.1%
Value ($)
(Cost $204,993,796)	169,130,225

Money Market Funds 15.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(c),(f)	2,396,404,131	2,396,164,490
Total Money Market Funds (Cost $2,396,204,092)		2,396,164,490
Total Investments in Securities (Cost: $12,889,081,958)		15,414,687,187
Other Assets & Liabilities, Net		(183,601,230)
Net Assets		15,231,085,957

At December 31, 2019, securities and/or cash totaling $112,677,602 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	711	03/2020	USD	50,040,180	1,255,433	—
British Pound	1,587	03/2020	USD	131,840,025	807,822	—
Canadian Dollar	210	03/2020	USD	16,187,850	302,652	—
DAX Index	44	03/2020	EUR	14,571,150	19,805	—
Euro FX	1,189	03/2020	USD	167,678,725	1,787,880	—
EURO STOXX 50 Index	4,469	03/2020	EUR	166,649,010	2,076,646	—
EURO STOXX 50 Index	703	03/2020	EUR	26,214,870	—	(61,476)
FTSE 100 Index	581	03/2020	GBP	43,569,190	1,840,647	—
FTSE/MIB Index	109	03/2020	EUR	12,758,450	64,576	—
Japanese Yen	360	03/2020	USD	41,604,750	239,317	—
Japanese Yen	1,561	03/2020	USD	180,402,819	—	(354,669)
MSCI Singapore Index	305	01/2020	SGD	11,330,750	—	(19,864)
New Zealand Dollar	400	03/2020	USD	27,000,000	706,480	—
OMXS30 Index	380	01/2020	SEK	67,193,500	—	(4,918)
Russell 2000 Index E-mini	95	03/2020	USD	7,935,350	71,488	—
S&P 500 Index	244	03/2020	USD	197,097,100	5,199,396	—
S&P 500 Index E-mini	9,644	03/2020	USD	1,558,036,420	34,363,904	—
SPI 200 Index	512	03/2020	AUD	84,518,400	—	(510,236)
Swiss Franc	50	03/2020	USD	6,500,000	116,534	—
TOPIX Index	626	03/2020	JPY	10,773,460,000	909,479	—
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	429	03/2020	JPY	7,383,090,000	—	(545,294)
U.S. Long Bond	483	03/2020	USD	75,302,719	—	(1,533,678)
U.S. Treasury 10-Year Note	2,113	03/2020	USD	271,355,422	—	(2,315,320)
U.S. Treasury 2-Year Note	419	03/2020	USD	90,294,500	—	(40,077)
U.S. Treasury 5-Year Note	2,844	03/2020	USD	337,325,063	—	(1,071,904)
U.S. Ultra Treasury Bond	520	03/2020	USD	94,461,250	—	(2,845,027)
Total					49,762,059	(9,302,463)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Hang Seng Index	(266)	01/2020	HKD	(375,991,000)	—	(593,535)
S&P/TSX 60 Index	(475)	03/2020	CAD	(96,178,000)	—	(330,698)
U.S. Treasury 10-Year Note	(22)	03/2020	USD	(2,825,281)	19,485	—
U.S. Ultra Bond 10-Year Note	(17)	03/2020	USD	(2,391,953)	30,513	—
U.S. Ultra Bond 10-Year Note	(6)	03/2020	USD	(844,219)	—	(198)
U.S. Ultra Treasury Bond	(27)	03/2020	USD	(4,904,719)	161,013	—
Total					211,011	(924,431)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	2,177,545,720	6,740	2,500.00	12/17/2021	83,297,725	64,501,800
S&P 500 Index	JPMorgan	USD	1,558,851,350	4,825	2,600.00	12/17/2021	57,628,247	54,739,625
S&P 500 Index	JPMorgan	USD	2,016,006,720	6,240	2,400.00	12/17/2021	64,067,824	49,888,800
Total							204,993,796	169,130,225
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $4,383,554, which represents 0.03% of total net assets.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	2,393,237,115	1,862,466,975	(1,859,299,959)	2,396,404,131	—	(60,308)	55,366	53,745,011	2,396,164,490
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	16,420,264	—	(1,422,003)	14,998,261	—	18,182,009	87,606,470	—	401,353,457
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	22,386,677	—	(1,809,741)	20,576,936	—	41,363,176	209,345,173	—	1,203,956,508
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	9,822,049	—	(637,183)	9,184,866	—	6,858,202	48,106,233	—	271,780,187
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	70,068,992	2,336,485	(879,875)	71,525,602	—	(483,324)	41,588,178	24,125,114	762,462,922
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	19,587,982	—	(2,221,614)	17,366,368	—	22,133,882	85,635,826	—	379,976,135
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	22,127,847	543,612	(89,550)	22,581,909	—	(73,747)	10,799,843	5,054,076	220,399,435
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	38,458,445	1,102,214	(2,294,954)	37,265,705	—	2,269,717	57,905,304	11,365,293	409,550,100
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	3,515,442	—	(291,604)	3,223,838	—	2,897,375	26,521,106	—	107,031,402
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	17,540,319	—	(1,374,902)	16,165,417	—	1,268,190	43,006,264	—	192,206,805
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	9,881,582	—	(1,638,878)	8,242,704	—	16,672,254	36,969,210	—	228,075,626
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	4,089,547	1,844	(41,834)	4,049,557	—	262,671	25,138,356	—	105,005,012
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	4,302,640	—	4,302,640	—	—	3,872,376	—	67,422,376
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	3,729,460	—	3,729,460	—	—	2,908,979	—	66,458,979
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	6,365,723	41,540	(5,750,438)	656,825	—	24,958,635	(5,240,274)	—	16,006,817
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	20,602,965	581,031	(301,234)	20,882,762	—	10,144	8,118,102	6,004,224	221,774,932
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	45,330,518	2,854,599	(47,120)	48,137,997	—	11,644	17,005,774	29,976,049	529,999,341
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	59,161,685	2,736,533	(1)	61,898,217	9,597,312	—	80,061,214	18,107,223	682,737,340
CTIVP® – DFA International Value Fund, Class 1 Shares
	23,652,561	1,828,556	—	25,481,117	6,956,325	—	13,302,336	9,133,893	247,421,643
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	59,464,420	2,130,724	—	61,595,144	3,141,783	—	76,568,915	18,391,860	681,858,241
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	10,796,030	—	(1,407,906)	9,388,124	—	19,549,012	72,784,138	—	352,524,058
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	11,733,134	—	(1,563,588)	10,169,546	—	28,180,085	66,523,163	—	354,408,681
CTIVP® – MFS® Value Fund, Class 1 Shares
	9,618,624	1,129	(2,348,066)	7,271,687	—	21,284,063	34,729,976	—	212,042,402
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	11,341,349	—	(1,841,082)	9,500,267	—	33,799,188	48,874,783	—	337,924,514
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	10,362,357	11,987	(2,551,726)	7,822,618	—	16,918,494	32,374,775	—	204,874,363
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	65,274,616	1,833,475	(816,447)	66,291,644	—	396,368	41,176,621	19,387,762	729,870,997
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	4,727,227	478	(102,933)	4,624,772	—	941,203	30,411,804	—	140,223,090
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	16,373,000	200,370	(9,398)	16,563,972	—	(1,418)	4,113,895	1,755,467	170,277,634
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	5,233,627	—	(644,452)	4,589,175	—	6,478,851	40,961,295	—	147,679,653
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	21,293,080	1,102,625	—	22,395,705	7,696,171	—	43,700,079	2,518,074	256,654,783
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	77,545,679	1,937,838	(1,127,640)	78,355,877	—	(39,379)	49,333,556	20,792,618	873,668,025
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	20,253,814	—	(1,275,323)	18,978,491	—	14,394,660	84,697,675	—	452,637,010
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	6,309,793	63,982	(271,644)	6,102,131	—	1,797,604	25,801,450	—	154,872,094
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	5,131,998	31,946	(78,230)	5,085,714	—	374,818	24,172,316	—	147,689,125
Total					27,391,591	280,344,069	1,468,930,277	220,356,664	13,726,988,177

(d)	Non-income producing investment.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	47,250,590	—	—	47,250,590
Equity Funds	—	—	—	7,412,820,301	7,412,820,301
Exchange-Traded Equity Funds	980,495,969	—	—	—	980,495,969
Exchange-Traded Fixed Income Funds	187,077,520	—	—	—	187,077,520
Fixed Income Funds	—	—	—	3,918,003,386	3,918,003,386
Residential Mortgage-Backed Securities - Agency	—	303,316,512	—	—	303,316,512
U.S. Treasury Obligations	428,194	—	—	—	428,194
Options Purchased Puts	169,130,225	—	—	—	169,130,225
Money Market Funds	2,396,164,490	—	—	—	2,396,164,490
Total Investments in Securities	3,733,296,398	350,567,102	—	11,330,823,687	15,414,687,187
Investments in Derivatives
Asset
Futures Contracts	49,973,070	—	—	—	49,973,070
Liability
Futures Contracts	(10,226,894)	—	—	—	(10,226,894)
Total	3,773,042,574	350,567,102	—	11,330,823,687	15,454,433,363
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,196,806,373)	$1,518,568,785
Affiliated issuers (cost $11,487,281,789)	13,726,988,177
Options purchased (cost $204,993,796)	169,130,225
Margin deposits on:
Futures contracts	112,677,602
Receivable for:
Investments sold	9,828,699
Investments sold on a delayed delivery basis	213,668,073
Capital shares sold	13,566
Dividends	6,884,849
Interest	789,397
Foreign tax reclaims	1,558
Variation margin for futures contracts	7,319,880
Prepaid expenses	31,713
Other assets	396
Total assets	15,765,902,920
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	516,712,120
Capital shares purchased	14,054,564
Variation margin for futures contracts	2,605,686
Management services fees	70,764
Distribution and/or service fees	104,294
Service fees	770,138
Compensation of board members	352,425
Compensation of chief compliance officer	3,269
Other expenses	143,703
Total liabilities	534,816,963
Net assets applicable to outstanding capital stock	$15,231,085,957
Represented by
Trust capital	$15,231,085,957
Total - representing net assets applicable to outstanding capital stock	$15,231,085,957
Class 1
Net assets	$1,092,533
Shares outstanding	70,360
Net asset value per share	$15.53
Class 2
Net assets	$15,229,993,424
Shares outstanding	981,333,944
Net asset value per share	$15.52
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	17

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$31,509,266
Dividends — affiliated issuers	220,356,664
Interest	3,049,630
Total income	254,915,560
Expenses:
Management services fees	25,436,718
Distribution and/or service fees
Class 2	36,755,431
Service fees	8,823,893
Compensation of board members	235,197
Custodian fees	64,440
Printing and postage fees	135,152
Audit fees	35,000
Legal fees	144,417
Compensation of chief compliance officer	3,137
Other	197,756
Total expenses	71,831,141
Net investment income	183,084,419
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	60,732,238
Investments — affiliated issuers	280,344,069
Capital gain distributions from underlying affiliated funds	27,391,591
Foreign currency translations	(1,280,665)
Futures contracts	125,200,516
Options purchased	(111,682,857)
Net realized gain	380,704,892
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	192,498,209
Investments — affiliated issuers	1,468,930,277
Foreign currency translations	998,006
Futures contracts	47,196,621
Options purchased	(95,455,010)
Net change in unrealized appreciation (depreciation)	1,614,168,103
Net realized and unrealized gain	1,994,872,995
Net increase in net assets resulting from operations	$2,177,957,414
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$183,084,419	$132,896,371
Net realized gain (loss)	380,704,892	(44,352,817)
Net change in unrealized appreciation (depreciation)	1,614,168,103	(948,195,524)
Net increase (decrease) in net assets resulting from operations	2,177,957,414	(859,651,970)
Decrease in net assets from capital stock activity	(690,814,602)	(74,792,031)
Total increase (decrease) in net assets	1,487,142,812	(934,444,001)
Net assets at beginning of year	13,743,943,145	14,678,387,146
Net assets at end of year	$15,231,085,957	$13,743,943,145

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	73,453	1,104,686	—	—
Redemptions	(3,093)	(45,958)	—	—
Net increase	70,360	1,058,728	—	—
Class 2
Subscriptions	2,539,315	37,153,660	23,744,499	337,793,697
Redemptions	(49,844,806)	(729,026,990)	(29,323,244)	(412,585,728)
Net decrease	(47,305,491)	(691,873,330)	(5,578,745)	(74,792,031)
Total net decrease	(47,235,131)	(690,814,602)	(5,578,745)	(74,792,031)

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$14.19	0.13	1.21	1.34
Class 2
Year Ended 12/31/2019	$13.36	0.18	1.98	2.16
Year Ended 12/31/2018	$14.19	0.13	(0.96)	(0.83)
Year Ended 12/31/2017	$12.41	0.09	1.69	1.78
Year Ended 12/31/2016	$12.00	0.07	0.34	0.41
Year Ended 12/31/2015	$12.31	0.08	(0.39)	(0.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$15.53	9.44%	0.24%(d)	0.24%(d)	1.01%(d)	138%	$1,093
Class 2
Year Ended 12/31/2019	$15.52	16.17%	0.49%	0.49%	1.25%	138%	$15,229,993
Year Ended 12/31/2018	$13.36	(5.85%)	0.49%	0.49%	0.90%	92%	$13,743,943
Year Ended 12/31/2017	$14.19	14.34%	0.47%	0.47%	0.69%	98%	$14,678,387
Year Ended 12/31/2016	$12.41	3.42%	0.46%	0.46%	0.57%	112%	$12,877,836
Year Ended 12/31/2015	$12.00	(2.52%)	0.47%	0.47%	0.64%	119%	$11,278,182
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	21

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar
22	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into
24	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	44,545,941*
Equity risk	Investments, at value — Options Purchased	169,130,225
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	5,216,118*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	211,011*
Total		219,103,295

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	2,066,021*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	354,669*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	7,806,204*
Total		10,226,894

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	71,715,052	(111,682,857)	(39,967,805)
Foreign exchange risk	(5,441,489)	—	(5,441,489)
Interest rate risk	58,926,953	—	58,926,953
Total	125,200,516	(111,682,857)	13,517,659

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	80,635,335	(95,455,010)	(14,819,675)
Foreign exchange risk	2,031,329	—	2,031,329
Interest rate risk	(35,470,043)	—	(35,470,043)
Total	47,196,621	(95,455,010)	(48,258,389)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,881,379,034
Futures contracts — short	226,418,595

26	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Derivative instrument	Average value ($)*
Options contracts — purchased	115,944,838

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	169,130,225
Total financial and derivative net assets	169,130,225
Total collateral received (pledged) (a)	-
Net amount (b)	169,130,225

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
28	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.17% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
30	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.85%
Class 2	1.10
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,988,676,382 and $19,035,287,652, respectively, for the year ended December 31, 2019, of which $16,942,619,077 and $17,455,492,999, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
December 31, 2019
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
32	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Managed Volatility Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
36	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
38	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2019	39

Variable Portfolio – Managed Volatility Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6538 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Emerging Markets Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Emerging Markets Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2012
Robert Cameron
Portfolio Manager
Managed Fund since 2012
Young Kim
Portfolio Manager
Managed Fund since 2015
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin
Portfolio Manager
Managed Fund since January 2020
Effective January 31, 2020, Jasmine Huang no longer serves as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	31.50	7.82	4.84
Class 2*	05/03/10	31.13	7.54	4.58
Class 3	05/01/00	31.29	7.67	4.70
MSCI Emerging Markets Index (Net)		18.42	5.61	3.68
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	11.6
Consumer Discretionary	23.9
Consumer Staples	3.5
Energy	8.1
Financials	22.8
Health Care	4.3
Industrials	4.3
Information Technology	17.1
Materials	2.2
Real Estate	1.6
Utilities	0.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2019)
Argentina	0.3
Brazil	14.6
Canada	0.9
China	27.9
Hong Kong	3.3
Hungary	1.4
India	12.3
Indonesia	5.3
Luxembourg	0.4
Mexico	0.5
Panama	0.8
Peru	1.0
Philippines	1.2
Poland	0.8
Russian Federation	5.6
South Africa	4.4
South Korea	9.9
Taiwan	6.6
Thailand	2.5
United States(a)	0.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 34.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 31.29%. The Fund significantly outperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned 18.42% during the same time period. Individual stock selection, particularly in China, Brazil, India, Korea, Indonesia and Taiwan, was the primary factor in the Fund’s outperformance, while sector and country allocations also contributed positively.
Market overview
The twelve months under review were a volatile period for global equity markets, with sentiment mainly driven by U.S.-China relations. While lagging their developed market counterparts, emerging market equities ended the period notably higher, supported by an accommodative U.S. Federal Reserve (Fed) and fiscal easing by the Chinese authorities.
As the period opened, Chinese equities were supported by signs of progress in the U.S.-China trade discussions. Investor sentiment was further boosted as Chinese policymakers implemented stimulus measures. However, Chinese equities would endure volatility in the wake of a breakdown in trade negotiations and the announcement in May of U.S. plans to raise tariffs from 10% to 25% on some $200 billion in imports from China. As the period drew to a close, a phase one deal was reached under which the U.S. agreed to relax some tariffs in exchange for China agreeing to buy more American products and provide better protections to U.S. companies doing business in China. Sentiment was further supported by the prospect of additional stimulus, with the People’s Bank of China cutting a key lending rate.
Korea and Taiwan started the year well, benefiting from easing trade tensions and a dovish Fed, before May’s trade war jitters hurt performance given the sensitivity of both economies to global trade and the high exposure to technology in their respective indices. Taiwanese equities rebounded in the final quarter, driven by strong earnings among major technology companies, while Korea’s market benefited from a recovery in semiconductor names. Indian equities ended the period higher after a volatile year, as investors welcomed the prospect of policy continuity with the re-election of Prime Minister Modi. The Indian market was further supported by better-than-expected corporate earnings for the second quarter of the fiscal year and the government’s plan to reduce long-term capital gains taxes.
Latin American equities had a mixed year despite ending on a strong note. In Brazil, positive sentiment was supported by the progression through congress and eventual approval of a pension reform bill. In Argentina, the market sold off aggressively as market-friendly President Macri unexpectedly lost a primary contest to the opposition candidate, Alberto Fernandez, who would subsequently win the election.
In Russia, equities benefited from the rise in oil prices, a gradual reduction of sanction risks and an accommodative stance by the central bank.
Contributors and detractors
In keeping with our bottom-up philosophy, individual stock selection was the primary factor in the Fund’s outperformance relative to the benchmark. In sector terms, selection within financials, health care, industrials, information technology, communication services and the consumer sectors was notably strong. Selection lagged slightly within materials and real estate. In country terms, selection was most notably positive within China, Brazil, India, Korea, Indonesia and Taiwan, while detracting modestly within Russia and Mexico.
Sector allocation also proved advantageous, particularly an overweight to consumer discretionary and underweights to consumer staples and materials. The Fund’s country allocation contributed positively as well, specifically overweights to Brazil, China and Hong Kong, along with underweights to Chile and Saudi Arabia. It should be noted that the Fund’s country and sector weightings are the result of our individual stock selection process rather than top-down analysis.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
With respect to individual holdings, leading positive contributors included Chinese e-commerce company Alibaba Group Holding Ltd., which saw its shares rally late in the period following the firm’s listing on the Hong Kong Stock Exchange. Reduced geopolitical risk and solid revenue growth in Alibaba’s cloud and e-commerce segments boosted sentiment with respect to the stock. Pagseguro Digital Ltd., a Brazilian company offering digital payments solutions, was another notable contributor. The company has demonstrated strong earnings growth despite a competitive pricing environment, while the launch of new products such as a digital bank has further supported the share price. Shares of Wuxi Biologics Cayman, Inc., a Chinese pharmaceutical company, also outperformed on a positive market view of the company’s pipeline of cancer treatments. Holdings of Russia’s leading internet search provider Yandex NV added to relative performance as well. The share price rose over the year on the back of strong guidance and the announcement of a joint venture to develop artificial intelligence for use in driverless cars.
Leading detractors included BK Brasil Operacao e Assessoria a Restaurantes SA, a fast food retailer in Brazil. Despite maintaining a robust pipeline of store openings, the company reported soft results amid margin pressure from rising global protein prices. Eicher Motors Ltd., an Indian manufacturer of motorcycles and light commercial vehicles, was another laggard as a broader slowdown in domestic consumption and higher costs related to insurance and braking systems constrained performance. A lack of exposure to Russian natural gas company Gazprom weighed on performance as the company’s share price surged following a proposal by management to boost the dividend. The Fund’s position in e-commerce company Prosus N.V., which was a spin-off from our holding in South African technology company Naspers Ltd., also detracted and we exited the position.
Portfolio positioning
We continue to use a bottom-up approach designed to identify fast-growing, fundamentally sound companies that we believe are capitalizing on favorable long-term trends, including the emerging consumer fueled by rising incomes in developing economies. At the close of the reporting period, the Fund’s most meaningful overweights were to the consumer discretionary, information technology, health care and communication services sectors, while underweights included materials, real estate, utilities and consumer staples. In country terms, we were overweight in Brazil, Indonesia, China & Hong Kong, and India, while underweight in Saudi Arabia, Malaysia, Mexico and Taiwan.
Emerging market equities have been supported by the Fed’s newly accommodative stance and selective stimulus by Chinese policymakers, while uncertainty surrounding U.S.-China trade negotiations has been the key risk to markets. The Fed’s renewed dovishness could potentially limit further U.S. dollar strength and be positive for emerging market equities. In China, we expect the government to stimulate where necessary in order to stabilize the economy. In addition, we have observed an increase in support for the private sector and an improvement in the regulatory environment. We believe Chinese real activity growth will remain under pressure, with headwinds related to exports.
Developments in the U.S.-China trade war have swayed sentiment, with markets reacting positively to the “phase one” deal. While this is clearly a positive step we continue to anticipate both positive and negative surprises given the intermingling of issues such as deficit reduction, market access, intellectual property and industrial policy, as well as the surfacing of long-term, simmering issues, particularly around technology and national security.
Reforms in emerging markets can be transformational in unlocking growth potential. Following national elections over the last 18 months reform momentum may increase in countries such as India, Indonesia, Malaysia and Philippines, paving the way for greater macro stability and stronger structural growth. Elsewhere, the government in Brazil is targeting reforms to boost productivity and address fiscal instability.
In our view the emerging market valuation case remains compelling, with most valuation metrics below their respective historical levels. We would argue that historically expensive valuations could be justified given the improved composition of the universe, which features higher quality names. We believe emerging market equities offer investors an attractive opportunity to invest in solid businesses supported by structural growth trends.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
6	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,118.50	1,019.67	6.15	5.87	1.14
Class 2	1,000.00	1,000.00	1,116.50	1,018.40	7.50	7.15	1.39
Class 3	1,000.00	1,000.00	1,117.10	1,019.01	6.85	6.53	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Argentina 0.4%
MercadoLibre, Inc.(a)	2,414	1,380,663
Brazil 12.9%
Afya Ltd., Class A(a)	75,444	2,046,041
Arco Platform Ltd., Class A(a)	55,196	2,439,663
B3 SA - Brasil Bolsa Balcao	128,400	1,371,554
BK Brasil Operacao e Assessoria a Restaurantes SA	1,045,900	4,622,791
C&A Modas Ltd.(a)	487,200	2,172,762
IRB Brasil Resseguros SA	245,500	2,377,066
Itaú Unibanco Holding SA, ADR	683,148	6,250,804
Linx SA	165,700	1,458,994
Localiza Rent a Car SA	296,627	3,495,921
Lojas Renner SA	142,640	1,992,428
Magazine Luiza SA	256,900	3,046,245
Notre Dame Intermedica Participacoes SA	166,800	2,829,965
Pagseguro Digital Ltd., Class A(a)	47,876	1,635,444
Petrobras Distribuidora SA	261,100	1,951,743
Petroleo Brasileiro SA, ADR	413,319	6,588,305
Stone Co., Ltd., Class A(a)	45,320	1,807,815
XP, Inc., Class A(a)	103,036	3,968,947
Total		50,056,488
Canada 0.9%
Parex Resources, Inc.(a)	178,307	3,316,094
China 28.0%
58.Com, Inc., ADR(a)	44,472	2,878,673
Alibaba Group Holding Ltd., ADR(a)	129,840	27,539,064
BeiGene Ltd., ADR(a)	17,247	2,858,863
China Animal Healthcare Ltd.(a),(b),(c)	4,603,000	1
China Resources Cement Holdings Ltd.	2,900,000	3,691,631
CNOOC Ltd.	2,568,000	4,270,149
Country Garden Services Holdings Co., Ltd.	450,000	1,515,071
GDS Holdings Ltd., ADR(a)	30,680	1,582,474
Hangzhou Robam Appliances Co., Ltd., Class A	249,300	1,212,192
Kingdee International Software Group Co., Ltd.	1,497,000	1,497,659
Kweichow Moutai Co., Ltd., Class A	13,700	2,331,430
Midea Group Co., Ltd., Class A	340,500	2,854,830
NetEase, Inc., ADR	10,620	3,256,517
Common Stocks (continued)
Issuer	Shares	Value ($)
New Oriental Education & Technology Group, Inc., ADR(a)	17,862	2,165,768
Ping An Insurance Group Co. of China Ltd., Class H	671,500	7,946,174
Shenzhou International Group Holdings Ltd.	242,600	3,545,617
TAL Education Group, ADR(a)	89,785	4,327,637
Tencent Holdings Ltd.	499,301	24,054,404
Tencent Music Entertainment Group, ADR(a)	97,553	1,145,272
Trip.com Group Ltd., ADR(a)	45,006	1,509,501
Wuliangye Yibin Co., Ltd., Class A	72,300	1,383,640
WuXi AppTec Co., Ltd., Class H	184,940	2,292,938
Wuxi Biologics Cayman, Inc.(a)	331,500	4,198,596
Total		108,058,101
Hong Kong 3.3%
AIA Group Ltd.	394,400	4,148,286
Galaxy Entertainment Group Ltd.	500,000	3,680,807
Melco Resorts & Entertainment Ltd., ADR	54,079	1,307,089
Techtronic Industries Co., Ltd.	449,000	3,664,602
Total		12,800,784
Hungary 1.4%
OTP Bank Nyrt	73,845	3,866,524
Richter Gedeon Nyrt	70,265	1,527,673
Total		5,394,197
India 12.3%
Apollo Hospitals Enterprise Ltd.	105,941	2,142,573
Asian Paints Ltd.	130,806	3,271,766
AU Small Finance Bank Ltd.	182,750	2,057,417
Avenue Supermarts Ltd.(a)	79,216	2,041,396
Bajaj Finance Ltd.	31,887	1,892,741
Balkrishna Industries Ltd.	212,707	2,952,787
Eicher Motors Ltd.	9,886	3,121,973
HDFC Asset Management Co., Ltd.	49,946	2,239,530
HDFC Bank Ltd., ADR	109,446	6,935,593
HDFC Life Insurance Co., Ltd.	299,076	2,624,234
Indraprastha Gas Ltd.	401,984	2,412,145
Jubilant Foodworks Ltd.	117,520	2,722,301
Maruti Suzuki India Ltd.	12,931	1,335,142
Petronet LNG Ltd.	632,373	2,374,702
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Reliance Industries Ltd.	352,931	7,486,413
Tech Mahindra Ltd.	182,700	1,951,188
Total		47,561,901
Indonesia 5.3%
PT Ace Hardware Indonesia Tbk	19,859,100	2,138,691
PT Bank Central Asia Tbk	2,953,100	7,102,225
PT Bank Rakyat Indonesia Persero Tbk	21,320,000	6,748,333
PT Bank Tabungan Pensiunan Nasional Syariah Tbk(a)	3,678,700	1,125,435
PT Pakuwon Jati Tbk	39,378,400	1,611,867
PT Telekomunikasi Indonesia Persero Tbk	6,772,600	1,940,197
Total		20,666,748
Luxembourg 0.4%
Ternium SA, ADR	72,526	1,595,572
Mexico 0.5%
Grupo Financiero Banorte SAB de CV, Class O	319,500	1,783,759
Panama 0.8%
Copa Holdings SA, Class A	28,251	3,053,368
Peru 1.0%
Credicorp Ltd.	17,989	3,833,996
Philippines 1.2%
Ayala Land, Inc.	5,217,900	4,679,991
Poland 0.8%
Dino Polska SA(a)	77,329	2,934,077
Russian Federation 5.6%
Detsky Mir PJSC	913,761	1,472,235
Lukoil PJSC, ADR	48,849	4,865,683
Mail.ru Group Ltd., GDR(a),(d)	108,431	2,418,011
Sberbank of Russia PJSC, ADR	278,416	4,586,754
TCS Group Holding PLC, GDR	141,211	3,036,037
Yandex NV, Class A(a)	119,947	5,216,495
Total		21,595,215
South Africa 4.4%
AVI Ltd.	326,757	2,075,651
Bidvest Group Ltd. (The)	107,344	1,569,387
Capitec Bank Holdings Ltd.	32,824	3,389,220
Clicks Group Ltd.	57,861	1,060,014
Common Stocks (continued)
Issuer	Shares	Value ($)
Naspers Ltd., Class N	53,636	8,777,371
Total		16,871,643
South Korea 8.8%
KB Financial Group, Inc.	45,227	1,863,260
NAVER Corp.(a)	7,069	1,137,366
Pearl Abyss Corp.(a)	8,528	1,366,249
Samsung Electro-Mechanics Co., Ltd.(a)	32,731	3,520,584
Samsung Electronics Co., Ltd.	330,385	15,920,223
SK Hynix, Inc.	82,627	6,720,695
SK Innovation Co., Ltd.	16,991	2,198,931
SK Telecom Co., Ltd.	6,575	1,354,770
Total		34,082,078
Taiwan 6.6%
ASMedia Technology, Inc.	91,000	1,995,755
MediaTek, Inc.	191,000	2,830,063
Silergy Corp.	58,000	1,846,739
Taiwan Semiconductor Manufacturing Co., Ltd.	1,595,838	17,662,463
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	21,290	1,236,949
Total		25,571,969
Thailand 2.5%
Mega Lifesciences PCL, Foreign Registered Shares	1,006,400	872,433
Muangthai Capital PCL, Foreign Registered Shares	2,409,500	5,120,970
Srisawad Corp., PCL, Foreign Registered Shares	587,270	1,339,649
Tisco Financial Group PCL, Foreign Registered Shares	750,100	2,483,338
Total		9,816,390
Total Common Stocks (Cost $270,962,992)		375,053,034

Preferred Stocks 2.7%
Issuer	Shares	Value ($)
Brazil 1.7%
Azul SA(a)	222,800	3,227,878
Cia Brasileira de Distribuicao	76,100	1,658,131
Lojas Americanas SA	270,987	1,745,413
Total		6,631,422
South Korea 1.0%
Samsung Electronics Co., Ltd.	104,067	4,074,416
Total Preferred Stocks (Cost $7,017,272)		10,705,838

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(e),(f)	1,091,955	1,091,846
Total Money Market Funds (Cost $1,091,846)		1,091,846
Total Investments in Securities (Cost $279,072,110)		386,850,718
Other Assets & Liabilities, Net		(497,191)
Net Assets		$386,353,527
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $2,418,011, which represents 0.63% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	2,148,927	94,969,196	(96,026,168)	1,091,955	(431)	—	115,288	1,091,846
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	1,380,663	—	—	1,380,663
Brazil	50,056,488	—	—	50,056,488
Canada	3,316,094	—	—	3,316,094
China	47,263,769	60,794,331	1	108,058,101
Hong Kong	1,307,089	11,493,695	—	12,800,784
Hungary	—	5,394,197	—	5,394,197
India	6,935,593	40,626,308	—	47,561,901
Indonesia	—	20,666,748	—	20,666,748
Luxembourg	1,595,572	—	—	1,595,572
Mexico	1,783,759	—	—	1,783,759
Panama	3,053,368	—	—	3,053,368
Peru	3,833,996	—	—	3,833,996
Philippines	—	4,679,991	—	4,679,991
Poland	—	2,934,077	—	2,934,077
Russian Federation	5,216,495	16,378,720	—	21,595,215
South Africa	—	16,871,643	—	16,871,643
South Korea	—	34,082,078	—	34,082,078
Taiwan	1,236,949	24,335,020	—	25,571,969
Thailand	—	9,816,390	—	9,816,390
Total Common Stocks	126,979,835	248,073,198	1	375,053,034
Preferred Stocks
Brazil	6,631,422	—	—	6,631,422
South Korea	—	4,074,416	—	4,074,416
Total Preferred Stocks	6,631,422	4,074,416	—	10,705,838
Money Market Funds	1,091,846	—	—	1,091,846
Total Investments in Securities	134,703,103	252,147,614	1	386,850,718
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $277,980,264)	$385,758,872
Affiliated issuers (cost $1,091,846)	1,091,846
Cash	9,659
Receivable for:
Capital shares sold	11,356
Dividends	777,658
Foreign tax reclaims	38,315
Reimbursement due from affiliates	60,297
Prepaid expenses	2,514
Total assets	387,750,517
Liabilities
Foreign currency (cost $11,900)	11,969
Payable for:
Capital shares purchased	597,543
Foreign capital gains taxes deferred	539,141
Management services fees	11,680
Distribution and/or service fees	1,059
Service fees	10,936
Compensation of board members	87,693
Compensation of chief compliance officer	100
Custodian fees	105,493
Other expenses	31,376
Total liabilities	1,396,990
Net assets applicable to outstanding capital stock	$386,353,527
Represented by
Paid in capital	232,014,052
Total distributable earnings (loss)	154,339,475
Total - representing net assets applicable to outstanding capital stock	$386,353,527
Class 1
Net assets	$133,989,737
Shares outstanding	7,059,831
Net asset value per share	$18.98
Class 2
Net assets	$55,859,268
Shares outstanding	2,973,924
Net asset value per share	$18.78
Class 3
Net assets	$196,504,522
Shares outstanding	10,400,311
Net asset value per share	$18.89
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$8,405,678
Dividends — affiliated issuers	115,288
Foreign taxes withheld	(847,793)
Total income	7,673,173
Expenses:
Management services fees	4,899,467
Distribution and/or service fees
Class 2	122,800
Class 3	233,263
Service fees	140,471
Compensation of board members	24,808
Custodian fees	134,190
Printing and postage fees	79,630
Audit fees	53,957
Legal fees	11,532
Interest on interfund lending	5,798
Compensation of chief compliance officer	88
Other	84,942
Total expenses	5,790,946
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(231,499)
Total net expenses	5,559,447
Net investment income	2,113,726
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	45,726,541
Investments — affiliated issuers	(431)
Foreign currency translations	(56,999)
Net realized gain	45,669,111
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	70,341,521
Foreign currency translations	6,042
Foreign capital gains tax	(539,035)
Net change in unrealized appreciation (depreciation)	69,808,528
Net realized and unrealized gain	115,477,639
Net increase in net assets resulting from operations	$117,591,365
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$2,113,726	$3,521,128
Net realized gain	45,669,111	68,769,797
Net change in unrealized appreciation (depreciation)	69,808,528	(203,059,342)
Net increase (decrease) in net assets resulting from operations	117,591,365	(130,768,417)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(26,087,312)	(2,103,200)
Class 2	(6,027,058)	(119,259)
Class 3	(22,829,330)	(990,392)
Total distributions to shareholders	(54,943,700)	(3,212,851)
Decrease in net assets from capital stock activity	(89,133,388)	(201,134,283)
Increase from payment by affiliate (Note 6)	60,297	—
Total decrease in net assets	(26,425,426)	(335,115,551)
Net assets at beginning of year	412,778,953	747,894,504
Net assets at end of year	$386,353,527	$412,778,953

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	919,675	16,368,248	214,618	3,855,900
Distributions reinvested	1,536,064	26,087,312	106,866	2,103,200
Redemptions	(7,408,003)	(132,819,774)	(10,036,735)	(195,289,375)
Net decrease	(4,952,264)	(90,364,214)	(9,715,251)	(189,330,275)
Class 2
Subscriptions	290,665	5,100,547	557,398	10,937,566
Distributions reinvested	358,193	6,027,058	6,369	119,259
Redemptions	(290,573)	(5,055,087)	(175,087)	(3,297,346)
Net increase	358,285	6,072,518	388,680	7,759,479
Class 3
Subscriptions	47,344	839,010	266,425	5,099,121
Distributions reinvested	1,349,242	22,829,330	51,655	990,392
Redemptions	(1,622,581)	(28,510,032)	(1,352,959)	(25,653,000)
Net decrease	(225,995)	(4,841,692)	(1,034,879)	(19,563,487)
Total net decrease	(4,819,974)	(89,133,388)	(10,361,450)	(201,134,283)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$16.38	0.09	4.79	4.88	(0.04)	(2.25)	(2.29)
Year Ended 12/31/2018	$21.04	0.14	(4.67)	(4.53)	(0.13)	—	(0.13)
Year Ended 12/31/2017	$14.29	0.05	6.73	6.78	(0.03)	—	(0.03)
Year Ended 12/31/2016	$13.61	0.03	0.67	0.70	(0.02)	—	(0.02)
Year Ended 12/31/2015	$15.36	0.06	(1.37)	(1.31)	(0.02)	(0.42)	(0.44)
Class 2
Year Ended 12/31/2019	$16.26	0.06	4.73	4.79	(0.02)	(2.25)	(2.27)
Year Ended 12/31/2018	$20.84	0.06	(4.59)	(4.53)	(0.05)	—	(0.05)
Year Ended 12/31/2017	$14.17	0.01	6.66	6.67	(0.00)(f)	—	(0.00)(f)
Year Ended 12/31/2016	$13.53	0.02	0.63	0.65	(0.01)	—	(0.01)
Year Ended 12/31/2015	$15.30	0.03	(1.37)	(1.34)	(0.01)	(0.42)	(0.43)
Class 3
Year Ended 12/31/2019	$16.33	0.08	4.76	4.84	(0.03)	(2.25)	(2.28)
Year Ended 12/31/2018	$20.96	0.09	(4.63)	(4.54)	(0.09)	—	(0.09)
Year Ended 12/31/2017	$14.24	0.03	6.71	6.74	(0.02)	—	(0.02)
Year Ended 12/31/2016	$13.58	0.04	0.63	0.67	(0.01)	—	(0.01)
Year Ended 12/31/2015	$15.34	0.04	(1.36)	(1.32)	(0.02)	(0.42)	(0.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate which had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Financial Highlights  (continued)
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	0.01	$18.98	31.50%(c)	1.22%(d)	1.17%(d)	0.53%	26%	$133,990
Year Ended 12/31/2018	—	$16.38	(21.62%)	1.20%(d)	1.20%(d)	0.70%	41%	$196,720
Year Ended 12/31/2017	—	$21.04	47.51%	1.25%(e)	1.24%(e)	0.31%	43%	$457,065
Year Ended 12/31/2016	—	$14.29	5.13%	1.29%(e)	1.27%(e)	0.25%	74%	$408,360
Year Ended 12/31/2015	—	$13.61	(8.83%)	1.28%	1.25%	0.40%	77%	$974,542
Class 2
Year Ended 12/31/2019	0.00(f)	$18.78	31.13%(g)	1.47%(d)	1.42%(d)	0.33%	26%	$55,859
Year Ended 12/31/2018	—	$16.26	(21.78%)	1.47%(d)	1.46%(d)	0.33%	41%	$42,531
Year Ended 12/31/2017	—	$20.84	47.10%	1.50%(e)	1.48%(e)	0.04%	43%	$46,421
Year Ended 12/31/2016	—	$14.17	4.81%	1.54%(e)	1.52%(e)	0.14%	74%	$21,331
Year Ended 12/31/2015	—	$13.53	(9.06%)	1.53%	1.50%	0.17%	77%	$18,561
Class 3
Year Ended 12/31/2019	0.00(f)	$18.89	31.29%(g)	1.34%(d)	1.29%(d)	0.45%	26%	$196,505
Year Ended 12/31/2018	—	$16.33	(21.73%)	1.34%(d)	1.33%(d)	0.44%	41%	$173,529
Year Ended 12/31/2017	—	$20.96	47.34%	1.37%(e)	1.36%(e)	0.18%	43%	$244,408
Year Ended 12/31/2016	—	$14.24	4.97%	1.42%(e)	1.40%(e)	0.26%	74%	$183,897
Year Ended 12/31/2015	—	$13.58	(8.94%)	1.40%	1.38%	0.28%	77%	$207,067
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
20	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 1.10% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	1.14%	1.22%
Class 2	1.39	1.47
Class 3	1.265	1.345
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign capital gains tax and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
36,361	(36,361)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
845,460	54,098,240	54,943,700	3,212,851	—	3,212,851
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
22	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,096,831	45,304,267	—	107,559,565
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
279,291,153	116,574,431	(9,014,866)	107,559,565
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $115,218,760 and $256,300,192, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended December 31, 2019, the Fund booked a receivable of $60,297 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in Increase from payment by affiliate on the Statement of Changes in Net Assets.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	9,860,000	2.15	10
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 10. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
24	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Emerging Markets Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	| Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.12%	$47,648,263	$754,433	$0.04	$8,309,612	$0.41
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
28	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
30	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2019	31

Columbia Variable Portfolio – Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-2000 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Disciplined Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Disciplined Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Disciplined Core Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	24.78	10.28	13.52
Class 2*	05/03/10	24.46	10.00	13.24
Class 3	10/13/81	24.63	10.14	13.37
S&P 500 Index		31.49	11.70	13.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	10.7
Consumer Discretionary	9.4
Consumer Staples	7.6
Energy	4.3
Financials	12.9
Health Care	14.3
Industrials	8.8
Information Technology	23.4
Materials	2.3
Real Estate	2.8
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 76.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 24.63%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 31.49% for the same time period. The Fund’s stock selection models accounted for the shortfall.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Fed reduced short-term interest rates three times during the second half of the year, then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of the year, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49% while the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Performance highlights
The team’s quantitative models divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, the models delivered disappointing results. Stocks rated 1 by the models underperformed while those rated 5 outperformed on a relative basis. All three themes — value, quality and catalyst themes —underperformed. The portfolio uses index futures for cash equitization purposes, which allows the Fund to stay fully invested and to maintain its risk profile in line with the benchmark.
The calendar year 2019 generated double-digit returns for equities. Yet, below the relatively calm surface of the market, factor volatility limited the ability of the Fund’s multifactor framework to capture market inefficiencies and generate excess returns, especially when considering measures of momentum and value. For example, in the two worst months of the year for the Fund, momentum factors outperformed strongly in August while value factors struggled. Conversely, the risk-on nature of September caused value stocks to rally while trending growth stocks struggled. For the year overall, stock selection in the financials and energy sectors aided relative performance for the year, while stock selection in the information technology and consumer discretionary sectors resulted in underperformance.
At period’s end
Regardless of the economic environment, we plan to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,086.10	1,022.12	3.51	3.40	0.66
Class 2	1,000.00	1,000.00	1,084.70	1,020.84	4.83	4.69	0.91
Class 3	1,000.00	1,000.00	1,085.30	1,021.50	4.14	4.02	0.78
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 10.6%
Diversified Telecommunication Services 2.6%
Verizon Communications, Inc.	2,317,600	142,300,640
Interactive Media & Services 8.0%
Alphabet, Inc., Class A(a)	193,900	259,707,721
Facebook, Inc., Class A(a)	921,400	189,117,350
Total		448,825,071
Total Communication Services		591,125,711
Consumer Discretionary 9.4%
Hotels, Restaurants & Leisure 1.4%
Starbucks Corp.	881,100	77,466,312
Household Durables 0.4%
Garmin Ltd.	106,600	10,399,896
PulteGroup, Inc.	276,100	10,712,680
Total		21,112,576
Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.(a)	48,400	89,435,456
eBay, Inc.	2,043,600	73,794,396
Expedia Group, Inc.	182,700	19,757,178
Total		182,987,030
Multiline Retail 1.4%
Target Corp.	634,200	81,310,782
Specialty Retail 2.1%
AutoZone, Inc.(a)	62,000	73,861,220
Best Buy Co., Inc.	496,800	43,619,040
Total		117,480,260
Textiles, Apparel & Luxury Goods 0.8%
Nike, Inc., Class B	164,200	16,635,102
Under Armour, Inc., Class A(a)	1,198,300	25,883,280
Total		42,518,382
Total Consumer Discretionary		522,875,342
Consumer Staples 7.5%
Food & Staples Retailing 1.9%
Walgreens Boots Alliance, Inc.	694,000	40,918,240
Walmart, Inc.	553,500	65,777,940
Total		106,696,180
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.0%
General Mills, Inc.	515,700	27,620,892
Tyson Foods, Inc., Class A	291,800	26,565,472
Total		54,186,364
Household Products 2.5%
Kimberly-Clark Corp.	639,750	87,997,612
Procter & Gamble Co. (The)	427,800	53,432,220
Total		141,429,832
Tobacco 2.1%
Altria Group, Inc.	1,354,100	67,583,131
Philip Morris International, Inc.	605,600	51,530,504
Total		119,113,635
Total Consumer Staples		421,426,011
Energy 4.3%
Oil, Gas & Consumable Fuels 4.3%
Chevron Corp.	517,200	62,327,772
ConocoPhillips Co.	1,332,800	86,671,984
Devon Energy Corp.	445,200	11,561,844
HollyFrontier Corp.	457,800	23,215,038
Valero Energy Corp.	588,200	55,084,930
Total		238,861,568
Total Energy		238,861,568
Financials 12.7%
Banks 2.9%
Bank of America Corp.	404,100	14,232,402
Citigroup, Inc.	1,786,200	142,699,518
Citizens Financial Group, Inc.	143,900	5,843,779
Total		162,775,699
Capital Markets 3.8%
Bank of New York Mellon Corp. (The)	288,000	14,495,040
Franklin Resources, Inc.	1,412,000	36,683,760
Intercontinental Exchange, Inc.	1,127,300	104,331,615
S&P Global, Inc.	182,200	49,749,710
T. Rowe Price Group, Inc.	39,800	4,849,232
Total		210,109,357
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 2.5%
Capital One Financial Corp.	961,600	98,958,256
Discover Financial Services	95,100	8,066,382
Synchrony Financial	912,900	32,873,529
Total		139,898,167
Diversified Financial Services 0.9%
Voya Financial, Inc.	863,800	52,674,524
Insurance 2.6%
Allstate Corp. (The)	635,800	71,495,710
MetLife, Inc.	434,700	22,156,659
Prudential Financial, Inc.	376,400	35,283,736
Willis Towers Watson PLC	86,400	17,447,616
Total		146,383,721
Total Financials		711,841,468
Health Care 14.1%
Biotechnology 2.3%
AbbVie, Inc.	473,660	41,937,856
Alexion Pharmaceuticals, Inc.(a)	272,700	29,492,505
BioMarin Pharmaceutical, Inc.(a)	232,100	19,624,055
Vertex Pharmaceuticals, Inc.(a)	166,860	36,533,997
Total		127,588,413
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	380,100	31,783,962
Dentsply Sirona, Inc.	192,070	10,869,241
Hologic, Inc.(a)	173,500	9,058,435
Medtronic PLC	985,700	111,827,665
Total		163,539,303
Health Care Providers & Services 2.3%
Cardinal Health, Inc.	1,058,710	53,549,552
HCA Healthcare, Inc.	88,800	13,125,528
McKesson Corp.	438,850	60,701,732
Total		127,376,812
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.6%
Bristol-Myers Squibb Co.	1,958,400	125,709,696
Johnson & Johnson	471,600	68,792,292
Merck & Co., Inc.	1,541,100	140,163,045
Mylan NV(a)	695,100	13,971,510
Perrigo Co. PLC	424,500	21,929,670
Total		370,566,213
Total Health Care		789,070,741
Industrials 8.7%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	274,300	106,806,934
Airlines 1.6%
Southwest Airlines Co.	1,693,500	91,415,130
Electrical Equipment 1.6%
Eaton Corp. PLC	916,400	86,801,408
Industrial Conglomerates 0.6%
Honeywell International, Inc.	200,100	35,417,700
Machinery 2.4%
Cummins, Inc.	526,400	94,204,544
Illinois Tool Works, Inc.	215,500	38,710,265
Total		132,914,809
Professional Services 0.3%
Robert Half International, Inc.	250,300	15,806,445
Road & Rail 0.3%
CSX Corp.	219,300	15,868,548
Total Industrials		485,030,974
Information Technology 23.1%
Communications Equipment 2.5%
Cisco Systems, Inc.	2,649,800	127,084,408
F5 Networks, Inc.(a)	80,100	11,185,965
Total		138,270,373
IT Services 5.2%
MasterCard, Inc., Class A	524,100	156,491,019
VeriSign, Inc.(a)	480,200	92,524,936
Visa, Inc., Class A	228,400	42,916,360
Total		291,932,315

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.7%
Broadcom, Inc.	356,400	112,629,528
Lam Research Corp.	360,700	105,468,680
Qorvo, Inc.(a)	297,600	34,590,048
QUALCOMM, Inc.	94,000	8,293,620
Total		260,981,876
Software 6.6%
Adobe, Inc.(a)	193,500	63,818,235
Autodesk, Inc.(a)	48,200	8,842,772
Cadence Design Systems, Inc.(a)	119,000	8,253,840
Fortinet, Inc.(a)	787,600	84,084,176
Microsoft Corp.	1,034,000	163,061,800
VMware, Inc., Class A	277,800	42,167,262
Total		370,228,085
Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.(b)	517,000	151,817,050
HP, Inc.	3,884,700	79,830,585
Total		231,647,635
Total Information Technology		1,293,060,284
Materials 2.3%
Chemicals 1.2%
LyondellBasell Industries NV, Class A	708,200	66,910,736
Metals & Mining 1.1%
Nucor Corp.	1,116,400	62,830,992
Total Materials		129,741,728
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
American Tower Corp.	506,740	116,458,987
ProLogis, Inc.	189,900	16,927,686
SBA Communications Corp.	79,100	19,062,309
Total		152,448,982
Total Real Estate		152,448,982
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.5%
Electric Utilities 2.5%
American Electric Power Co., Inc.	359,400	33,966,894
Entergy Corp.	135,300	16,208,940
Exelon Corp.	1,918,700	87,473,533
Total		137,649,367
Independent Power and Renewable Electricity Producers 1.0%
AES Corp. (The)	2,831,500	56,346,850
Total Utilities		193,996,217
Total Common Stocks (Cost $4,542,363,927)		5,529,479,026

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(c),(d)	58,351,081	58,345,246
Total Money Market Funds (Cost $58,346,394)		58,345,246
Total Investments in Securities (Cost: $4,600,710,321)		5,587,824,272
Other Assets & Liabilities, Net		2,077,941
Net Assets		5,589,902,213

At December 31, 2019, securities and/or cash totaling $5,285,700 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	436	03/2020	USD	70,437,980	1,311,278	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	24,024,125	418,233,389	(383,906,433)	58,351,081	(7,501)	(1,148)	939,796	58,345,246
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	591,125,711	—	—	591,125,711
Consumer Discretionary	522,875,342	—	—	522,875,342
Consumer Staples	421,426,011	—	—	421,426,011
Energy	238,861,568	—	—	238,861,568
Financials	711,841,468	—	—	711,841,468
Health Care	789,070,741	—	—	789,070,741
Industrials	485,030,974	—	—	485,030,974
Information Technology	1,293,060,284	—	—	1,293,060,284
Materials	129,741,728	—	—	129,741,728
Real Estate	152,448,982	—	—	152,448,982
Utilities	193,996,217	—	—	193,996,217
Total Common Stocks	5,529,479,026	—	—	5,529,479,026
Money Market Funds	58,345,246	—	—	58,345,246
Total Investments in Securities	5,587,824,272	—	—	5,587,824,272
Investments in Derivatives
Asset
Futures Contracts	1,311,278	—	—	1,311,278
Total	5,589,135,550	—	—	5,589,135,550
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,542,363,927)	$5,529,479,026
Affiliated issuers (cost $58,346,394)	58,345,246
Cash	9,114
Receivable for:
Capital shares sold	12,860
Dividends	8,681,218
Foreign tax reclaims	117,688
Variation margin for futures contracts	172,095
Prepaid expenses	12,316
Total assets	5,596,829,563
Liabilities
Payable for:
Capital shares purchased	6,429,041
Variation margin for futures contracts	8,259
Management services fees	96,496
Distribution and/or service fees	4,578
Service fees	66,565
Compensation of board members	188,371
Compensation of chief compliance officer	1,176
Other expenses	132,864
Total liabilities	6,927,350
Net assets applicable to outstanding capital stock	$5,589,902,213
Represented by
Trust capital	$5,589,902,213
Total - representing net assets applicable to outstanding capital stock	$5,589,902,213
Class 1
Net assets	$4,290,429,353
Shares outstanding	73,328,219
Net asset value per share	$58.51
Class 2
Net assets	$39,356,488
Shares outstanding	688,858
Net asset value per share	$57.13
Class 3
Net assets	$1,260,116,372
Shares outstanding	21,807,492
Net asset value per share	$57.78
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$108,765,841
Dividends — affiliated issuers	939,796
Total income	109,705,637
Expenses:
Management services fees	33,524,090
Distribution and/or service fees
Class 2	88,590
Class 3	1,533,629
Service fees	758,472
Compensation of board members	97,066
Custodian fees	42,269
Printing and postage fees	233,856
Audit fees	29,000
Legal fees	56,396
Compensation of chief compliance officer	1,123
Other	84,399
Total expenses	36,448,890
Net investment income	73,256,747
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	399,830,394
Investments — affiliated issuers	(7,501)
Futures contracts	13,211,735
Net realized gain	413,034,628
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	669,295,451
Investments — affiliated issuers	(1,148)
Futures contracts	2,142,935
Net change in unrealized appreciation (depreciation)	671,437,238
Net realized and unrealized gain	1,084,471,866
Net increase in net assets resulting from operations	$1,157,728,613
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$73,256,747	$75,710,803
Net realized gain	413,034,628	483,554,445
Net change in unrealized appreciation (depreciation)	671,437,238	(718,989,772)
Net increase (decrease) in net assets resulting from operations	1,157,728,613	(159,724,524)
Decrease in net assets from capital stock activity	(385,984,660)	(593,896,354)
Total increase (decrease) in net assets	771,743,953	(753,620,878)
Net assets at beginning of year	4,818,158,260	5,571,779,138
Net assets at end of year	$5,589,902,213	$4,818,158,260

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,205,961	116,823,634	2,459,255	124,648,047
Redemptions	(6,735,453)	(359,789,609)	(11,338,381)	(573,238,465)
Net decrease	(4,529,492)	(242,965,975)	(8,879,126)	(448,590,418)
Class 2
Subscriptions	147,562	7,615,460	159,722	8,087,275
Redemptions	(75,762)	(4,017,984)	(38,534)	(1,886,146)
Net increase	71,800	3,597,476	121,188	6,201,129
Class 3
Subscriptions	9,233	485,693	8,839	445,240
Redemptions	(2,776,212)	(147,101,854)	(3,029,901)	(151,952,305)
Net decrease	(2,766,979)	(146,616,161)	(3,021,062)	(151,507,065)
Total net decrease	(7,224,671)	(385,984,660)	(11,779,000)	(593,896,354)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$46.89	0.76	10.86	11.62
Year Ended 12/31/2018	$48.64	0.72	(2.47)	(1.75)
Year Ended 12/31/2017	$39.11	0.77	8.76	9.53
Year Ended 12/31/2016	$36.19	0.62	2.30	2.92
Year Ended 12/31/2015	$35.87	0.57	(0.25)	0.32
Class 2
Year Ended 12/31/2019	$45.90	0.61	10.62	11.23
Year Ended 12/31/2018	$47.74	0.60	(2.44)	(1.84)
Year Ended 12/31/2017	$38.48	0.65	8.61	9.26
Year Ended 12/31/2016	$35.69	0.52	2.27	2.79
Year Ended 12/31/2015	$35.47	0.47	(0.25)	0.22
Class 3
Year Ended 12/31/2019	$46.36	0.68	10.74	11.42
Year Ended 12/31/2018	$48.16	0.65	(2.45)	(1.80)
Year Ended 12/31/2017	$38.77	0.71	8.68	9.39
Year Ended 12/31/2016	$35.92	0.57	2.28	2.85
Year Ended 12/31/2015	$35.65	0.52	(0.25)	0.27

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$58.51	24.78%	0.66%	0.66%	1.41%	69%	$4,290,429
Year Ended 12/31/2018	$46.89	(3.60%)	0.66%	0.66%	1.42%	74%	$3,650,498
Year Ended 12/31/2017	$48.64	24.37%	0.68%	0.68%	1.79%	69%	$4,219,124
Year Ended 12/31/2016	$39.11	8.07%	0.71%	0.71%	1.70%	80%	$3,583,512
Year Ended 12/31/2015	$36.19	0.89%	0.73%	0.73%	1.58%	78%	$2,941,017
Class 2
Year Ended 12/31/2019	$57.13	24.46%	0.91%	0.91%	1.17%	69%	$39,356
Year Ended 12/31/2018	$45.90	(3.85%)	0.91%	0.91%	1.21%	74%	$28,322
Year Ended 12/31/2017	$47.74	24.07%	0.93%	0.93%	1.54%	69%	$23,671
Year Ended 12/31/2016	$38.48	7.82%	0.96%	0.96%	1.45%	80%	$18,402
Year Ended 12/31/2015	$35.69	0.62%	0.98%	0.98%	1.31%	78%	$16,917
Class 3
Year Ended 12/31/2019	$57.78	24.63%	0.78%	0.78%	1.29%	69%	$1,260,116
Year Ended 12/31/2018	$46.36	(3.74%)	0.78%	0.78%	1.29%	74%	$1,139,339
Year Ended 12/31/2017	$48.16	24.22%	0.81%	0.81%	1.67%	69%	$1,328,984
Year Ended 12/31/2016	$38.77	7.94%	0.83%	0.83%	1.58%	80%	$1,214,003
Year Ended 12/31/2015	$35.92	0.76%	0.85%	0.85%	1.44%	78%	$1,280,983
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Disciplined Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
18	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,311,278*

20	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	13,211,735

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,142,935
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	50,201,285

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
22	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.71%	0.72%
Class 2	0.96	0.97
Class 3	0.835	0.845
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,618,742,092 and $3,953,856,563, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
24	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Discipline Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
| Annual Report 2019	27

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
28	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
30	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2019

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Columbia Variable Portfolio – Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-2005 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Select Large Cap Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Equity Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since 2018
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2018
Tiffany Wade
Co-Portfolio Manager
Managed Fund since November 2019
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	Life
Class 1	01/04/18	27.99	9.09
Class 2	01/04/18	27.62	8.82
S&P 500 Index		31.49	11.13
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 04, 2018 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	12.9
Consumer Discretionary	9.3
Consumer Staples	6.1
Energy	3.0
Financials	13.1
Health Care	12.3
Industrials	11.1
Information Technology	24.2
Materials	1.1
Real Estate	3.2
Utilities	3.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 27.62%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 31.49% for the same time period. Stock selection in the industrials and consumer staples sectors aided performance relative to the benchmark. Consumer discretionary holdings detracted from relative performance. Even though information technology generated strong gains for the year, the Fund’s technology performance lagged the benchmark and a modest underweight weighed on relative results.
Trade concerns, interest rates drove financial markets
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
However, the economic backdrop looked less rosy as the period wore on. U.S. growth slowed from above 3.0% to approximately 2.1%, annualized, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the year. In its December meeting, the Fed announced that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49%, led by a 48% price gain in information technology stocks and 30.9% in communication services. Growth stocks solidly outperformed value for the year and large-cap stocks led mid-cap and small-cap stocks. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Contributors and detractors
Industrial stocks were standout performers for the Fund, especially defense companies L3 Harris Technologies, Inc. and Northrup Grumman Corp. Both outperformed expectations, delivering solid revenue and cash flow growth. Both companies benefited from the trend to higher defense spending in an environment of geopolitical uncertainty, and both companies delivered on anticipated synergies from recently-completed acquisitions.
In the consumer staples sector, Mondelez International, Inc., an American food and beverage company, made a solid contribution to Fund gains. Volume gains and pricing have helped drive organic sales growth for Mondelez. The company’s new management team has built investor confidence in its ability to continue driving sustained top-line growth.
In the financials sector, Bank of America Corp. and Citigroup, Inc. delivered very strong gains for the year. Both were able to offset the impact of declining short-term interest rates with cost levers and shareholder friendly capital allocation. Other products, including credit cards, also did well for the two. Shares of Bank of America soared in the fourth quarter on strong earnings and growing optimism about the outlook for the financial sector. Although concerns about tariffs and trade wars weighed on Citigroup because of its oversized international presence, the mega bank outperformed earnings expectations, led by the consumer banking division which delivered double-digit revenue gains on branded credit cards.
The consumer discretionary, health care and information technology sectors produced some of the biggest disappointments for the Fund. In the consumer discretionary sector, Tapestry, Inc. lost ground after the company announced disappointing results relative to expectations for its recent acquisition of Kate Spade. Trade and tariff fears also figured into the company’s
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
outlook. Ultimately, we felt that the company’s execution differed from our original thesis for Tapestry and we sold the stock. Canada Goose Holdings, Inc. a top outerwear and leisurewear company, was a solid performer in 2018, as the company raised mid-year earnings guidance and investors took a positive view of an announced new venture in China. However, the company missed on the market’s high expectations in 2019, its growth decelerated and we sold Canada Goose during the year.
In the health care sector, Pfizer, Inc. and Johnson & Johnson detracted from results. Pfizer sold off after it announced its intention to merge its Upjohn division with Mylan. While the intention to focus more on innovative pharma makes sense, we were not comfortable with the ensuing balance sheet and valuation of the remaining business and sold the stock. Johnson & Johnson was hurt by negative news flow surrounding its talc multidistrict litigation as well as possible opioid liability. We sold the stock when the FDA reported it had found trace amounts of asbestos in a new bottle of its baby powder.
In the technology sector, International Business Machines Corp. (IBM) detracted from relative performance. IBM experienced a couple of disappointing quarters, driven by softness in the company’s legacy businesses. The company’s transformation towards more analytics-intensive software and cloud services is taking longer than investors expected.
At period’s end
At the close of the reporting period, geopolitical uncertainty remained high and economic data had been increasingly mixed. After three recent short-term interest rate cuts, the Fed remained on hold. Against this backdrop, we continued to aim to deliver long-term capital growth by focusing mainly on individual stock selection. It was our belief that a combination of certain characteristics has the potential to outperform throughout a market cycle. We emphasized companies that had strong free cash flow generation potential, improving revenue and earnings trends, high or rising returns on invested capital and sound or improving balance sheets.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,084.90	1,021.96	3.67	3.55	0.69
Class 2	1,000.00	1,000.00	1,084.30	1,020.69	4.99	4.84	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 12.8%
Entertainment 3.4%
Electronic Arts, Inc.(a)	179,816	19,332,018
Walt Disney Co. (The)	183,132	26,486,381
Total		45,818,399
Interactive Media & Services 4.6%
Alphabet, Inc., Class C(a)	45,852	61,305,041
Media 3.7%
Comcast Corp., Class A	596,288	26,815,072
Discovery, Inc., Class A(a)	500,135	16,374,420
DISH Network Corp., Class A(a)	191,711	6,799,989
Total		49,989,481
Wireless Telecommunication Services 1.1%
T-Mobile U.S.A., Inc.(a)	191,379	15,007,941
Total Communication Services		172,120,862
Consumer Discretionary 9.2%
Automobiles 1.3%
General Motors Co.	480,063	17,570,306
Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc.(a)	29,996	55,427,809
Chewy, Inc., Class A(a)	222,369	6,448,701
Total		61,876,510
Multiline Retail 1.3%
Target Corp.	134,525	17,247,450
Specialty Retail 2.0%
Home Depot, Inc. (The)	122,899	26,838,683
Total Consumer Discretionary		123,532,949
Consumer Staples 6.1%
Beverages 1.7%
PepsiCo, Inc.	165,801	22,660,023
Food Products 1.3%
Mondelez International, Inc., Class A	321,370	17,701,059
Household Products 1.5%
Kimberly-Clark Corp.	145,503	20,013,938
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.6%
Philip Morris International, Inc.	248,698	21,161,713
Total Consumer Staples		81,536,733
Energy 3.0%
Energy Equipment & Services 0.5%
TechnipFMC PLC	300,643	6,445,786
Oil, Gas & Consumable Fuels 2.5%
Chevron Corp.	204,381	24,629,954
EOG Resources, Inc.	106,206	8,895,815
Total		33,525,769
Total Energy		39,971,555
Financials 12.9%
Banks 9.9%
Bank of America Corp.	1,027,010	36,171,292
Citigroup, Inc.	378,989	30,277,431
JPMorgan Chase & Co.	266,818	37,194,429
KeyCorp	1,002,274	20,286,026
Popular, Inc.	168,626	9,906,778
Total		133,835,956
Insurance 3.0%
Allstate Corp. (The)	212,245	23,866,950
Lincoln National Corp.	285,036	16,819,975
Total		40,686,925
Total Financials		174,522,881
Health Care 12.1%
Biotechnology 2.5%
Alexion Pharmaceuticals, Inc.(a)	76,071	8,227,078
BioMarin Pharmaceutical, Inc.(a)	94,542	7,993,526
Exact Sciences Corp.(a)	77,002	7,121,145
Vertex Pharmaceuticals, Inc.(a)	48,026	10,515,293
Total		33,857,042
Health Care Equipment & Supplies 5.3%
Abbott Laboratories	312,585	27,151,133
Baxter International, Inc.	202,901	16,966,581
Medtronic PLC	239,577	27,180,011
Total		71,297,725
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.6%
Cigna Corp.	108,999	22,289,206
Pharmaceuticals 2.7%
Bristol-Myers Squibb Co.	224,953	14,439,733
Eli Lilly & Co.	162,735	21,388,261
Total		35,827,994
Total Health Care		163,271,967
Industrials 11.0%
Aerospace & Defense 3.4%
L3 Harris Technologies, Inc.	84,647	16,749,102
Northrop Grumman Corp.	57,430	19,754,197
Spirit AeroSystems Holdings, Inc., Class A	131,157	9,558,722
Total		46,062,021
Airlines 1.4%
Delta Air Lines, Inc.	312,907	18,298,801
Building Products 1.2%
Masco Corp.	340,514	16,341,267
Machinery 2.3%
Ingersoll-Rand PLC	117,657	15,638,968
Stanley Black & Decker, Inc.	90,808	15,050,518
Total		30,689,486
Road & Rail 2.7%
Norfolk Southern Corp.	82,534	16,022,326
Union Pacific Corp.	112,966	20,423,123
Total		36,445,449
Total Industrials		147,837,024
Information Technology 23.9%
Communications Equipment 2.1%
Cisco Systems, Inc.	599,674	28,760,365
IT Services 4.5%
International Business Machines Corp.	188,544	25,272,438
MasterCard, Inc., Class A	116,609	34,818,281
Total		60,090,719
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.1%
Broadcom, Inc.	85,317	26,961,878
NVIDIA Corp.	62,418	14,686,955
NXP Semiconductors NV	135,068	17,188,754
Qorvo, Inc.(a)	87,241	10,140,022
Total		68,977,609
Software 8.9%
Adobe, Inc.(a)	86,198	28,428,962
Microsoft Corp.	503,302	79,370,725
Symantec Corp.	496,449	12,669,379
Total		120,469,066
Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	151,455	44,474,761
Total Information Technology		322,772,520
Materials 1.0%
Metals & Mining 1.0%
Barrick Gold Corp.	752,045	13,980,517
Total Materials		13,980,517
Real Estate 3.2%
Equity Real Estate Investment Trusts (REITS) 3.2%
American Tower Corp.	84,240	19,360,037
Equity LifeStyle Properties, Inc.	176,157	12,399,691
Medical Properties Trust, Inc.	532,630	11,243,819
Total		43,003,547
Total Real Estate		43,003,547
Utilities 3.6%
Electric Utilities 2.5%
American Electric Power Co., Inc.	191,749	18,122,198
Xcel Energy, Inc.	241,261	15,317,661
Total		33,439,859
Multi-Utilities 1.1%
Ameren Corp.	200,377	15,388,953
Total Utilities		48,828,812
Total Common Stocks (Cost $1,122,507,029)		1,331,379,367

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	15,534,516	15,532,962
Total Money Market Funds (Cost $15,532,962)		15,532,962
Total Investments in Securities (Cost: $1,138,039,991)		1,346,912,329
Other Assets & Liabilities, Net		918,030
Net Assets		1,347,830,359
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	5,863,144	247,742,325	(238,070,953)	15,534,516	(1,999)	—	572,681	15,532,962
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	172,120,862	—	—	172,120,862
Consumer Discretionary	123,532,949	—	—	123,532,949
Consumer Staples	81,536,733	—	—	81,536,733
Energy	39,971,555	—	—	39,971,555
Financials	174,522,881	—	—	174,522,881
Health Care	163,271,967	—	—	163,271,967
Industrials	147,837,024	—	—	147,837,024
Information Technology	322,772,520	—	—	322,772,520
Materials	13,980,517	—	—	13,980,517
Real Estate	43,003,547	—	—	43,003,547
Utilities	48,828,812	—	—	48,828,812
Total Common Stocks	1,331,379,367	—	—	1,331,379,367
Money Market Funds	15,532,962	—	—	15,532,962
Total Investments in Securities	1,346,912,329	—	—	1,346,912,329
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,122,507,029)	$1,331,379,367
Affiliated issuers (cost $15,532,962)	15,532,962
Receivable for:
Dividends	1,618,255
Foreign tax reclaims	38,346
Expense reimbursement due from Investment Manager	1,558
Prepaid expenses	4,109
Total assets	1,348,574,597
Liabilities
Due to custodian	12,457
Payable for:
Capital shares purchased	663,570
Management services fees	26,747
Compensation of board members	15,460
Compensation of chief compliance officer	272
Other expenses	25,732
Total liabilities	744,238
Net assets applicable to outstanding capital stock	$1,347,830,359
Represented by
Trust capital	$1,347,830,359
Total - representing net assets applicable to outstanding capital stock	$1,347,830,359
Class 1
Net assets	$1,347,827,402
Shares outstanding	113,381,372
Net asset value per share	$11.89
Class 2
Net assets	$2,957
Shares outstanding	250
Net asset value per share	$11.83
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$23,500,426
Dividends — affiliated issuers	572,681
Interfund lending	360
Foreign taxes withheld	(134,238)
Total income	23,939,229
Expenses:
Management services fees	9,017,547
Distribution and/or service fees
Class 2	7
Compensation of board members	27,002
Custodian fees	10,219
Printing and postage fees	4,962
Audit fees	29,000
Legal fees	18,719
Compensation of chief compliance officer	274
Other	15,632
Total expenses	9,123,362
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(608,660)
Total net expenses	8,514,702
Net investment income	15,424,527
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(33,204,986)
Investments — affiliated issuers	(1,999)
Foreign currency translations	2,381
Net realized loss	(33,204,604)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	315,685,423
Net change in unrealized appreciation (depreciation)	315,685,423
Net realized and unrealized gain	282,480,819
Net increase in net assets resulting from operations	$297,905,346
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018 (a)
Operations
Net investment income	$15,424,527	$7,983,821
Net realized loss	(33,204,604)	(10,772,157)
Net change in unrealized appreciation (depreciation)	315,685,423	(106,813,085)
Net increase (decrease) in net assets resulting from operations	297,905,346	(109,601,421)
Increase (decrease) in net assets from capital stock activity	(20,557,579)	1,180,061,513
Total increase in net assets	277,347,767	1,070,460,092
Net assets at beginning of year	1,070,482,592	22,500
Net assets at end of year	$1,347,830,359	$1,070,482,592

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	100,590	1,063,291	115,675,223	1,184,452,727
Redemptions	(1,972,710)	(21,620,870)	(423,731)	(4,391,214)
Net increase (decrease)	(1,872,120)	(20,557,579)	115,251,492	1,180,061,513
Total net increase (decrease)	(1,872,120)	(20,557,579)	115,251,492	1,180,061,513

(a)	Based on operations from January 4, 2018 (the Fund’s commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

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Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$9.29	0.13	2.47	2.60
Year Ended 12/31/2018(c)	$10.00	0.13	(0.84)	(0.71)
Class 2
Year Ended 12/31/2019	$9.27	0.10	2.46	2.56
Year Ended 12/31/2018(c)	$10.00	0.09	(0.82)	(0.73)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on January 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$11.89	27.99%	0.74%	0.69%	1.25%	59%	$1,347,827
Year Ended 12/31/2018(c)	$9.29	(7.10%)	0.75%(d)	0.69%(d)	1.27%(d)	58%	$1,070,480
Class 2
Year Ended 12/31/2019	$11.83	27.62%	0.97%	0.94%	0.97%	59%	$3
Year Ended 12/31/2018(c)	$9.27	(7.30%)	0.97%(d)	0.94%(d)	0.84%(d)	58%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
20	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. For the year ended December 31, 2019, there were no assets subject to the service fee.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.69%
Class 2	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $708,997,069 and $724,310,498, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	880,000	2.90	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2019 and for the period January 4, 2018 (commencement of operations) through December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended December 31, 2019 and for the period January 4, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
26	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2019

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Columbia Variable Portfolio – Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-2035 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Commodity Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Commodity Strategy Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Co-Portfolio Manager
Managed Fund since December 9, 2019
Matthew Ferrelli, CFA
Co-Portfolio Manager
Managed Fund since December 9, 2019
Effective December 9, 2019, Columbia Management Investment Advisers, LLC assumed day-to-day management of the Fund from its affiliate, Threadneedle International Limited.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	7.80	-3.98	-7.20
Class 2	04/30/13	7.78	-4.22	-7.41
Bloomberg Commodity Index Total Return		7.69	-3.92	-6.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Commodities market exposure (%) (at December 31, 2019)
Commodities contracts(a)	Long
Energy	30.0
Agriculture	27.1
Industrial Metals	20.2
Precious Metals	17.0
Livestock	5.7
Total notional market value of commodities contracts	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at December 31, 2019)
Money Market Funds	31.1
Options Purchased Calls	0.0(a)
Treasury Bills	35.0
U.S. Government & Agency Obligations	28.5
Other Assets	5.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon net assets. At period end, the Fund held an investment in Affiliated Money Market Fund, U.S. Treasury Bills, and U.S. Government & Agency Obligations, which have been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 93.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 7.78% and modestly outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 7.69% for the same time period. The Fund accesses commodities markets via listed futures and options contracts, using these commodities futures and options contracts to position the Fund relative to the benchmark and to generate alpha. The Fund was approximately 100% invested in commodities futures and options contracts during the period. Positioning in the energy sector was the chief contributor to the Fund’s performance during the period, notably the allocations to West Texas Intermediate (WTI) crude oil and to gasoline.
On December 9, 2019, Columbia Management Investment Advisers, LLC assumed day-to-day management of the Fund from its affiliate Threadneedle International Limited, which had previously served as the Fund’s subadvisor.
Headwinds for commodity markets
The most significant factors affecting commodities markets during the review period were the Federal Reserve’s (Fed’s) unexpected switch to a dovish policy stance and the continuing U.S.-China trade war. A rising U.S. dollar was a headwind for commodities, and the Fed’s change of policy undermined the case for further strengthening of the currency. The trade war continued to affect sentiment towards the asset class, which fluctuated in line with developments such as the imposition or rolling back of tariffs by the U.S. and China, as some of these levies affected metals, energy and agricultural products.
Elsewhere, OPEC countries and Russia agreed at mid-year to extend cuts in oil production implemented in 2018 in an effort to balance the market and bolster crude oil prices. Other factors affecting commodities included adverse weather that impeded sowing and harvesting of crops in the U.S., and attacks on tankers in the Persian Gulf and oil facilities in Saudi Arabia.
Contributors and detractors
The Fund’s positioning in the energy and industrial metals sectors made the strongest contributions to returns during the period. We generally maintained an above-benchmark exposure in gasoline versus other distillates throughout the period. In crude oil, we initially favored WTI over Brent, but took profits on this position early in the third quarter. In industrial metals, we started the period with a net overweight and remained above benchmark in copper, but moved underweight elsewhere, notably in zinc. The allocations to soft commodities and livestock were smaller contributors to returns.
The allocation to WTI was the strongest single contributor to Fund returns, followed by the overweight position in gasoline and the underweight in zinc.
Exposure to grains and oilseeds detracted from Fund returns, due mainly to positioning in wheat. Both the Kansas City and Chicago contracts fell in the year’s first quarter as export demand failed to materialize. Prices performed poorly again in the third quarter amid challenging conditions, including government reports suggesting that U.S. acreage and yields were better than expected; divergent growing conditions across the U.S. Midwest; and various statements from President Trump regarding trade negotiations with China.
The Fund’s allocation to Brent crude oil was the single largest detractor from returns, followed by positioning in Kansas City wheat and natural gas.
Portfolio positioning
The U.S.-China trade war remained a key factor in determining Fund positioning during much of the period. Escalations and declines in tensions influenced sentiment towards commodities, in particular announcements of the imposition or rolling back of tariffs, some of which affected metals, energy and agricultural products.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
We assumed day-to-day responsibility for the Fund’s portfolio management on December 9, 2019. In the last few weeks of the year, we closed all options positions. We also positioned the portfolio with an overweight in energy, zinc and live cattle. We introduced long positions in palladium and cocoa, both of which are out-of-benchmark positions. We moved the portfolio to an underweight position in grains. The rationale driving the move to these portfolio overweights and underweights was the measure of “backwardation/contango” for all the commodity markets. Backwardation and contango are terms used to define the structure of the forward curve. When a market is in backwardation, the forward price of the futures contract is lower than the spot price. Conversely, when a market is in contango, the forward price of a futures contract is higher than the spot price.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,027.80	1,022.07	3.46	3.45	0.67
Class 2	1,000.00	1,000.00	1,026.10	1,020.79	4.75	4.74	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	7

Consolidated Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Treasury Bills 35.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 35.0%
U.S. Treasury Bills
01/30/2020	1.540%	52,600,000	52,533,416
02/27/2020	1.480%	40,000,000	39,906,357
03/26/2020	1.490%	25,000,000	24,912,465
06/18/2020	1.550%	30,000,000	29,785,528
Total			147,137,766
Total Treasury Bills (Cost $147,098,932)			147,137,766

U.S. Government & Agency Obligations 28.5%

Federal Farm Credit Discount Notes
01/14/2020	1.560%	40,000,000	39,976,046
Federal Home Loan Banks Discount Notes
03/02/2020	1.580%	40,000,000	39,893,154
Federal National Mortgage Association Discount Notes
02/27/2020	1.660%	40,000,000	39,894,965
Total U.S. Government & Agency Obligations (Cost $119,773,460)			119,764,165
Options Purchased Calls —%
Value ($)
(Cost $501,958)	—

Money Market Funds 31.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(b)	130,840,633	130,827,549
Total Money Market Funds (Cost $130,827,549)		130,827,549
Total Investments in Securities (Cost: $398,201,899)		397,729,480
Other Assets & Liabilities, Net		22,522,541
Net Assets		420,252,021
At December 31, 2019, securities and/or cash totaling $24,987,124 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	353	01/2020	USD	23,298,000	2,079,170	—
Brent Crude	153	05/2020	USD	9,709,380	358,379	—
Coffee	162	03/2020	USD	7,879,275	358,425	—
Coffee	70	05/2020	USD	3,462,375	135,018	—
Copper	280	03/2020	USD	19,579,000	1,218,000	—
Copper	128	05/2020	USD	8,984,000	433,149	—
Corn	1,128	03/2020	USD	21,869,100	366,600	—
Corn	80	03/2020	USD	2,032,000	—	(49,150)
Cotton	100	03/2020	USD	3,452,500	250,000	—
Cotton	45	05/2020	USD	1,579,050	104,750	—
Gas Oil	157	03/2020	USD	9,596,625	405,318	—
Gas Oil	56	05/2020	USD	3,369,800	128,126	—
Gold 100 oz.	362	02/2020	USD	55,136,220	1,400,940	—
Gold 100 oz.	11	02/2020	USD	1,675,410	62,769	—
Lean Hogs	251	02/2020	USD	7,171,070	306,220	—
Live Cattle	299	02/2020	USD	15,060,630	32,890	—
Live Cattle	52	02/2020	USD	2,619,240	27,243	—
Natural Gas	736	02/2020	USD	15,882,880	—	(495,181)
Natural Gas	347	04/2020	USD	7,592,360	18,889	—
Nickel	102	03/2020	USD	8,583,300	232,057	—
Nickel	46	05/2020	USD	3,882,768	108,478	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
NY Harbor ULSD Heat Oil	96	02/2020	USD	8,130,528	308,706	—
NY Harbor ULSD Heat Oil	33	04/2020	USD	2,750,101	99,009	—
Primary Aluminum	233	03/2020	USD	10,543,250	265,028	—
Primary Aluminum	107	05/2020	USD	4,872,513	117,705	—
RBOB Gasoline	132	02/2020	USD	9,441,432	249,031	—
RBOB Gasoline	42	04/2020	USD	3,317,378	84,180	—
Silver	190	03/2020	USD	17,024,950	639,350	—
Soybean	325	03/2020	USD	15,526,875	740,714	—
Soybean	147	05/2020	USD	7,120,313	327,440	—
Soybean Meal	246	03/2020	USD	7,495,620	88,540	—
Soybean Meal	18	03/2020	USD	548,460	12,240	—
Soybean Meal	120	05/2020	USD	3,702,000	44,157	—
Soybean Oil	452	03/2020	USD	9,429,624	776,782	—
Soybean Oil	206	05/2020	USD	4,333,416	380,535	—
Sugar #11	553	02/2020	USD	8,311,811	346,842	—
Sugar #11	254	04/2020	USD	3,851,859	111,984	—
Wheat	310	03/2020	USD	8,660,625	519,250	—
Wheat	130	03/2020	USD	3,159,000	320,125	—
Wheat	142	05/2020	USD	3,988,425	238,155	—
Wheat	59	05/2020	USD	1,458,038	150,333	—
WTI Crude	430	02/2020	USD	26,131,100	895,539	—
WTI Crude	184	04/2020	USD	11,034,480	379,817	—
Zinc	166	03/2020	USD	9,440,213	162,265	—
Zinc	59	05/2020	USD	3,341,981	57,623	—
Total					15,341,771	(544,331)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Nickel†,††	UBS	USD	18,521,568	221	17,000.00	01/02/2020	501,958	—
†	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
††	Valuation based on significant unobservable inputs.
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	5,350,796	860,629,579	(735,139,742)	130,840,633	3,864	—	536,249	130,827,549
Currency Legend
USD	US Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	9

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Treasury Bills	147,137,766	—	—	147,137,766
U.S. Government & Agency Obligations	—	119,764,165	—	119,764,165
Options Purchased Calls	—	—	0*	0*
Money Market Funds	130,827,549	—	—	130,827,549
Total Investments in Securities	277,965,315	119,764,165	0*	397,729,480
Investments in Derivatives
Asset
Futures Contracts	15,341,771	—	—	15,341,771
Liability
Futures Contracts	(544,331)	—	—	(544,331)
Total	292,762,755	119,764,165	0*	412,526,920

*	Rounds to zero.
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Consolidated Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $266,872,392)	$266,901,931
Affiliated issuers (cost $130,827,549)	130,827,549
Options purchased (cost $501,958)	—
Margin deposits on:
Futures contracts	24,987,124
Receivable for:
Capital shares sold	15,653
Dividends	158,981
Variation margin for futures contracts	521,730
Prepaid expenses	2,421
Total assets	423,415,389
Liabilities
Payable for:
Capital shares purchased	3,508
Variation margin for futures contracts	3,083,938
Management services fees	7,298
Distribution and/or service fees	111
Service fees	2,219
Compensation of board members	28,707
Compensation of chief compliance officer	89
Other expenses	37,498
Total liabilities	3,163,368
Net assets applicable to outstanding capital stock	$420,252,021
Represented by
Paid in capital	508,061,490
Total distributable earnings (loss)	(87,809,469)
Total - representing net assets applicable to outstanding capital stock	$420,252,021
Class 1
Net assets	$404,192,592
Shares outstanding	72,833,668
Net asset value per share	$5.55
Class 2
Net assets	$16,059,429
Shares outstanding	2,922,199
Net asset value per share	$5.50
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	11

Consolidated Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$536,249
Interest	8,281,936
Total income	8,818,185
Expenses:
Management services fees	2,527,621
Distribution and/or service fees
Class 2	39,496
Service fees	26,283
Compensation of board members	17,842
Custodian fees	30,174
Printing and postage fees	10,812
Audit fees	30,500
Legal fees	11,063
Compensation of chief compliance officer	78
Other	13,443
Total expenses	2,707,312
Net investment income	6,110,873
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	172,480
Investments — affiliated issuers	3,864
Futures contracts	(14,640,389)
Options purchased	(3,707,193)
Options contracts written	1,638,833
Net realized loss	(16,532,405)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	30,057
Futures contracts	34,116,733
Options purchased	7,641
Options contracts written	305,140
Net change in unrealized appreciation (depreciation)	34,459,571
Net realized and unrealized gain	17,927,166
Net increase in net assets resulting from operations	$24,038,039
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$6,110,873	$5,214,359
Net realized loss	(16,532,405)	(22,634,779)
Net change in unrealized appreciation (depreciation)	34,459,571	(35,866,163)
Net increase (decrease) in net assets resulting from operations	24,038,039	(53,286,583)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(4,687,325)	(698,995)
Class 2	(147,075)	—
Total distributions to shareholders	(4,834,400)	(698,995)
Increase (decrease) in net assets from capital stock activity	158,901,757	(256,032,908)
Total increase (decrease) in net assets	178,105,396	(310,018,486)
Net assets at beginning of year	242,146,625	552,165,111
Net assets at end of year	$420,252,021	$242,146,625

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	28,429,902	154,656,225	217,478	1,251,387
Distributions reinvested	861,640	4,687,325	117,676	698,995
Redemptions	(43,891)	(235,498)	(45,446,354)	(260,203,312)
Net increase (decrease)	29,247,651	159,108,052	(45,111,200)	(258,252,930)
Class 2
Subscriptions	443,561	2,389,825	853,818	5,024,423
Distributions reinvested	27,287	147,075	—	—
Redemptions	(512,158)	(2,743,195)	(482,122)	(2,804,401)
Net increase (decrease)	(41,310)	(206,295)	371,696	2,220,022
Total net increase (decrease)	29,206,341	158,901,757	(44,739,504)	(256,032,908)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	13

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$5.21	0.08	0.33	0.41	(0.07)	(0.07)
Year Ended 12/31/2018	$6.05	0.07	(0.90)	(0.83)	(0.01)	(0.01)
Year Ended 12/31/2017	$6.33	0.01	0.07	0.08	(0.36)	(0.36)
Year Ended 12/31/2016	$5.61	(0.02)	0.74	0.72	—	—
Year Ended 12/31/2015	$7.34	(0.05)	(1.68)	(1.73)	—	—
Class 2
Year Ended 12/31/2019	$5.15	0.07	0.33	0.40	(0.05)	(0.05)
Year Ended 12/31/2018	$6.00	0.06	(0.91)	(0.85)	—	—
Year Ended 12/31/2017	$6.27	(0.01)	0.08	0.07	(0.34)	(0.34)
Year Ended 12/31/2016	$5.58	(0.04)	0.73	0.69	—	—
Year Ended 12/31/2015	$7.32	(0.07)	(1.67)	(1.74)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$5.55	7.80%	0.66%	0.66%	1.53%	0%	$404,193
Year Ended 12/31/2018	$5.21	(13.77%)	0.66%(c)	0.66%(c)	1.18%	0%	$226,877
Year Ended 12/31/2017	$6.05	1.80%	0.69%	0.69%	0.15%	0%	$536,624
Year Ended 12/31/2016	$6.33	12.83%	0.74%	0.74%	(0.39%)	0%	$481,110
Year Ended 12/31/2015	$5.61	(23.57%)	0.88%	0.88%	(0.77%)	0%	$42,326
Class 2
Year Ended 12/31/2019	$5.50	7.78%	0.91%	0.91%	1.29%	0%	$16,059
Year Ended 12/31/2018	$5.15	(14.17%)	0.92%(c)	0.92%(c)	1.05%	0%	$15,269
Year Ended 12/31/2017	$6.00	1.71%	0.94%	0.94%	(0.09%)	0%	$15,541
Year Ended 12/31/2016	$6.27	12.37%	0.99%	0.99%	(0.63%)	0%	$10,540
Year Ended 12/31/2015	$5.58	(23.77%)	1.15%	1.15%	(1.02%)	0%	$3,550
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	15

Notes to Consolidated Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2019, the Subsidiary financial statement information is as follows:
CVPCSF Offshore Fund, Ltd.
% of consolidated fund net assets	5.95%
Net assets	$25,013,941
Net investment income (loss)	216,628
Net realized gain (loss)	(16,705,707)
Net change in unrealized appreciation (depreciation)	34,429,514
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
16	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	17

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin
18	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	15,341,771*

Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	19

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	544,331*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(14,640,389)	1,638,833	(3,707,193)	(16,708,749)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	34,116,733	305,140	7,641	34,429,514
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	404,946,549
Futures contracts — short	4,083,267

Derivative instrument	Average value ($)*
Options contracts — purchased	904,094
Options contracts — written	(896,798)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
UBS ($)
Assets
Options purchased calls	-(a)
Total financial and derivative net assets	-(a)
Total collateral received (pledged) (b)	-
Net amount (c)	-(a)

(a)	Rounds to zero.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
20	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	21

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. At present, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement. Threadneedle previously provided subadvisory services pursuant to the Subadvisory Agreement from 2013 through December 9, 2019, and the Investment Manager may in the future determine to re-allocate Fund assets to Threadneedle to serve the Fund again in a subadvisory capacity.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
22	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.80%	0.85%
Class 2	1.05	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation, non-deductible expenses, capital loss carryforward, and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(35,989,079)	—	35,989,079
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	23

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,834,400	—	4,834,400	698,995	—	698,995
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
21,993,039	—	(280,316)	(1,450,641)
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
424,191,020	53,377	(1,504,018)	(1,450,641)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(280,316)	—	(280,316)	173,303	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2019, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its
24	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 97.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
26	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio – Commodity Strategy Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") and its subsidiary as of December 31, 2019, the related consolidated statement of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiary as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
30	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
32	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2019	33

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Columbia Variable Portfolio – Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6628 AT (02/20)

Annual Report
December 31, 2019
Portfolio Navigator Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Variable Portfolio — Conservative Portfolio
Variable Portfolio — Moderately Conservative Portfolio
Variable Portfolio — Moderate Portfolio
Variable Portfolio — Moderately Aggressive Portfolio
Variable Portfolio — Aggressive Portfolio
Please remember that you may not buy (nor will you own) shares of the Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Portfolio Navigator Funds  |  Annual Report 2019

Fund at a Glance
Variable Portfolio – Conservative Portfolio
Investment objective
Variable Portfolio — Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	11.05	3.64	4.35
Class 2	05/07/10	10.75	3.58	4.32
Class 4	05/07/10	10.75	3.58	4.32
Blended Benchmark		12.57	4.46	5.29
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.53
Russell 3000 Index		31.02	11.24	13.83
MSCI EAFE Index (Net)		22.01	5.67	6.98
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2019	3

Fund at a Glance   (continued)
Variable Portfolio – Conservative Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Alternative Strategies Funds	2.9
Equity Funds	21.9
Fixed Income Funds	69.5
Money Market Funds	5.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Portfolio Navigator Funds | Annual Report 2019

Fund at a Glance
Variable Portfolio – Moderately Conservative Portfolio
Investment objective
Variable Portfolio — Moderately Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	13.79	4.48	5.45
Class 2	05/07/10	13.51	4.43	5.42
Class 4	05/07/10	13.49	4.42	5.44
Blended Benchmark		15.44	5.46	6.54
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.53
Russell 3000 Index		31.02	11.24	13.83
MSCI EAFE Index (Net)		22.01	5.67	6.98
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index, and 11% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2019	5

Fund at a Glance   (continued)
Variable Portfolio – Moderately Conservative Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Alternative Strategies Funds	2.9
Equity Funds	40.0
Fixed Income Funds	52.9
Money Market Funds	4.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
6	Portfolio Navigator Funds | Annual Report 2019

Fund at a Glance
Variable Portfolio – Moderate Portfolio
Investment objective
Variable Portfolio — Moderate Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	16.40	5.30	6.62
Class 2	05/07/10	16.13	5.26	6.59
Class 4	05/07/10	16.18	5.26	6.61
Blended Benchmark		18.41	6.49	7.83
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.53
Russell 3000 Index		31.02	11.24	13.83
MSCI EAFE Index (Net)		22.01	5.67	6.98
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2019	7

Fund at a Glance   (continued)
Variable Portfolio – Moderate Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Alternative Strategies Funds	2.7
Equity Funds	55.8
Fixed Income Funds	39.6
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
8	Portfolio Navigator Funds | Annual Report 2019

Fund at a Glance
Variable Portfolio – Moderately Aggressive Portfolio
Investment objective
Variable Portfolio — Moderately Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	18.96	6.06	7.61
Class 2	05/07/10	18.71	6.02	7.59
Class 4	05/07/10	18.75	6.01	7.61
Blended Benchmark		21.40	7.49	9.09
Russell 3000 Index		31.02	11.24	13.83
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.53
MSCI EAFE Index (Net)		22.01	5.67	6.98
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2019	9

Fund at a Glance   (continued)
Variable Portfolio – Moderately Aggressive Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Alternative Strategies Funds	3.1
Equity Funds	68.3
Fixed Income Funds	24.7
Money Market Funds	3.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
10	Portfolio Navigator Funds | Annual Report 2019

Fund at a Glance
Variable Portfolio – Aggressive Portfolio
Investment objective
Variable Portfolio – Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	21.84	6.84	8.66
Class 2	05/07/10	21.59	6.80	8.63
Class 4	05/07/10	21.68	6.81	8.66
Blended Benchmark		24.32	8.40	10.25
Russell 3000 Index		31.02	11.24	13.83
MSCI EAFE Index (Net)		22.01	5.67	6.98
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.53
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class 2 shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio Navigator Funds | Annual Report 2019	11

Fund at a Glance   (continued)
Variable Portfolio – Aggressive Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Alternative Strategies Funds	2.7
Equity Funds	81.8
Fixed Income Funds	13.1
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
12	Portfolio Navigator Funds | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended December 31, 2019, all five Funds generated double-digit positive absolute returns, though each of the five Funds underperformed its respective Blended Benchmark. The Funds’ performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum. All returns shown below are for this annual period.
During the period, the Funds’ bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 31.02%; and the Funds’ international equity benchmark, the MSCI EAFE Index (Net), returned 22.01%. While these individual benchmark returns are informative, we believe that the Blended Benchmarks, which are comprised of these individual indices in varying percentages as shown below, serve as a more relevant performance comparison for each of the Funds.
•	Variable Portfolio – Conservative Portfolio Class 2 shares returned 10.75%, underperforming its Blended Benchmark, which returned 12.57%.
•	Variable Portfolio – Moderately Conservative Portfolio Class 2 shares returned 13.51%, underperforming its Blended Benchmark, which returned 15.44%.
•	Variable Portfolio – Moderate Portfolio Class 2 shares returned 16.13%, underperforming its Blended Benchmark, which returned 18.41%.
•	Variable Portfolio – Moderately Aggressive Portfolio Class 2 shares returned 18.71%, underperforming its Blended Benchmark, which returned 21.40%.
•	Variable Portfolio – Aggressive Portfolio Class 2 shares returned 21.59%, underperforming its Blended Benchmark, which returned 24.32%.
Capital markets soared to new heights in 2019
2019 was a good year for capital markets — both equities and bonds — in nearly every major market around the globe. As the annual period began, the U.S. Federal Reserve (the Fed) reversed course in its monetary policy stance, initially with Fed Chair Powell’s January 4th speech clearly indicating the Fed would be accommodative. The Fed then cut interest rates three times in the second half of the calendar year and added more liquidity to financial markets, which led to the strongest cross-asset class gains since 2009. The U.S. stock market, as measured by the S&P 500 Index, posted its biggest gain since 2013 and its second-best year since 2000. By the end of 2019, a vast majority of global central banks’ last moves were centered around interest rate cuts. As a result, asset price inflation was rampant in 2019. However, while asset price inflation was prominent, there were still noticeable differences in terms of inner-market leadership. For example, U.S. large-cap equities noticeably outperformed their smaller cap counterparts. It would appear a mix of both structural and cyclical headwinds underlay some of the downward pressures that resulted in the underperformance of U.S. small-cap stocks versus U.S. large-cap stocks. U.S. large-cap equities, most notably in the information technology sector, enjoyed earnings growth and margin expansion as the economy saw a redistribution of profits toward larger sized companies. The information technology sector was up more than 50% in 2019 and contributed approximately one-third of the Russell 3000 Index’s gains for the year. Meanwhile, smaller companies struggled with increased competition, reduced pricing power and higher costs from higher leverage. Similarly, cyclical sectors outperformed more traditionally defensive sectors by a wide margin during the annual period.
As equities rose, interest rates declined during the annual period. Despite frustratingly low levels of yields, bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had their best year since 2002, with every sector of the U.S. bond market generating a positive return during the annual period. Corporate bonds led the way, with investment-grade corporate bonds, as measured by the Bloomberg Barclays Corporate Bond Index, returning 14.54%, edging out lower quality high-yield corporate bonds, as measured by the Bloomberg Barclays Corporate High-Yield Index, which returned 14.32% for the annual period.
Underlying fund performance detracted most from relative results
During the annual period, underlying fund performance detracted from the Funds’ relative performance, while major asset allocation decisions and positioning produced mixed results. Overall, the decision to underweight allocations directed at broad fixed-income markets contributed positively to relative returns, attributable primarily to the outperformance of equities
Portfolio Navigator Funds | Annual Report 2019	13

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)

relative to fixed income during the annual period. However, notably, an out-of-benchmark allocation directed at cash and cash equivalents in each of the Funds detracted from relative returns given the strong performance of both the equity and fixed-income asset classes during the annual period.
Within the equity portion of the Funds, underlying funds focused on domestic large-cap U.S. equities detracted most during the annual period. Underlying funds focused on foreign developed market equities also suffered some headwinds, detracting from relative results as well. During the annual period, investing style trends strongly favored growth-oriented companies, which often trade at higher levels of valuation. Toward the end of the annual period, the dispersion of returns between growth and value stocks approached levels not seen since before the Tech Bubble of the mid to late 1990s. These dynamics generally created an adverse effect for many of the Funds’ underlying equity funds, with those that have exposure to value-oriented stocks or quantitatively-driven funds that explicitly factor valuations prominently in their investment process generally underperforming during the annual period.
Underlying funds within the fixed-income portion of the Funds generally performed well during the annual period. Specifically, the Funds’ core bond underlying funds delivered returns that contributed positively to relative results during the annual period. Areas of particular strength for core bond funds came from corporate credit markets, both investment grade and high yield, which, as mentioned earlier, performed exceptionally well during the annual period.
The Funds maintained an exposure to alternative-oriented investments during the annual period, a position largely centered on trying to help reduce volatility and offer additional diversification benefits to the Funds. While the decision to allocate to alternative investment strategies had proven favorable during the final quarter of calendar year 2018, the allocation to alternative-oriented investments detracted from relative performance during the annual period ended December 2019 overall.
Active management decisions drove Fund changes
During the annual period, the Funds remained near neutral to slightly overweight compared to their respective Blended Benchmarks in equities overall. However, within the equity portion of the Funds, allocations to U.S. equities were, on average, overweight, whereas allocations to overseas equities — both developed and emerging markets — were slightly underweight on average during the annual period. Fixed-income allocations remained several percentage points below that of the Funds’ respective Blended Benchmarks’ allocations throughout the annual period, but they still played an important role in the Funds’ construction given their diversification benefits. We retained the Funds’ exposure to alternative-oriented strategies throughout, as the concept of expanding diversifying components remained compelling to us.
Of course, successful identification of a bottom in specific asset classes, regions or individual securities is a daunting task. Therefore, to help guide our stewardship for the Funds, we looked to make incremental shifts throughout the annual period as conditions warranted. Our subjective research, in combination with proprietary quantitative modeling tools, which we actively update, assisted us throughout the annual period in making informed decisions to help tactically position the Funds for both then-current and anticipated market conditions.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
14	Portfolio Navigator Funds | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Conservative Portfolio
Class 1	1,000.00	1,000.00	1,028.80	1,024.77	0.72	0.72	0.14	3.62	3.61	0.70
Class 2	1,000.00	1,000.00	1,026.80	1,023.54	1.96	1.96	0.38	4.85	4.85	0.94
Class 4	1,000.00	1,000.00	1,027.50	1,023.54	1.96	1.96	0.38	4.86	4.85	0.94
Variable Portfolio – Moderately Conservative Portfolio
Class 1	1,000.00	1,000.00	1,038.00	1,024.92	0.57	0.57	0.11	3.63	3.61	0.70
Class 2	1,000.00	1,000.00	1,036.80	1,023.64	1.87	1.86	0.36	4.93	4.90	0.95
Class 4	1,000.00	1,000.00	1,036.70	1,023.64	1.87	1.86	0.36	4.93	4.90	0.95
Portfolio Navigator Funds | Annual Report 2019	15

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Moderate Portfolio
Class 1	1,000.00	1,000.00	1,046.30	1,024.97	0.52	0.52	0.10	3.86	3.82	0.74
Class 2	1,000.00	1,000.00	1,044.60	1,023.70	1.82	1.80	0.35	5.16	5.10	0.99
Class 4	1,000.00	1,000.00	1,045.10	1,023.70	1.82	1.80	0.35	5.16	5.10	0.99
Variable Portfolio – Moderately Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,055.20	1,024.87	0.63	0.62	0.12	4.08	4.02	0.78
Class 2	1,000.00	1,000.00	1,053.60	1,023.59	1.94	1.91	0.37	5.39	5.31	1.03
Class 4	1,000.00	1,000.00	1,053.50	1,023.59	1.94	1.91	0.37	5.39	5.31	1.03
Variable Portfolio – Aggressive Portfolio
Class 1	1,000.00	1,000.00	1,064.80	1,024.92	0.58	0.57	0.11	4.26	4.18	0.81
Class 2	1,000.00	1,000.00	1,063.80	1,023.64	1.89	1.86	0.36	5.57	5.47	1.06
Class 4	1,000.00	1,000.00	1,064.20	1,023.64	1.89	1.86	0.36	5.58	5.47	1.06
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Variable Portfolio - Moderately Conservative Portfolio and Variable Portfolio - Aggressive Portfolio account value at the end of the period would have been reduced.
16	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments
Variable Portfolio – Conservative Portfolio, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.9%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	1,987,789	11,032,227
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	1,439,410	12,983,477
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	1,015,684	7,323,086
Total Alternative Strategies Funds (Cost $36,024,218)		31,338,790

Equity Funds 21.9%

Global Real Estate 0.7%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	767,030	7,555,241
International 6.3%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	102,236	1,941,458
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,067,375	14,302,832
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	1,705,652	18,813,343
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	693,877	6,737,543
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	1,681,236	18,611,281
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(a)	596,838	6,839,767
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	213,695	1,145,404
Total		68,391,628
U.S. Large Cap 13.1%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	301,349	8,064,101
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	319,865	18,715,304
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	39,517	1,169,309
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	146,460	3,204,539
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	941,595	11,195,560
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	164,843	4,561,214
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	383,054	14,383,685
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	404,888	14,110,342
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	815,776	23,788,035
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	567,237	20,176,600
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	111,737	2,926,397
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	818,137	19,512,578
Total		141,807,664
U.S. Mid Cap 0.7%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	134,650	4,082,605
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	115,289	3,709,998
Total		7,792,603
U.S. Small Cap 1.1%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(a)	144,550	2,265,095
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(a),(b)	125,294	2,232,729
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	143,327	3,637,643
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	127,398	3,699,648
Total		11,835,115
Total Equity Funds (Cost $188,078,224)		237,382,251

Fixed Income Funds 69.3%

Emerging Markets 0.4%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	519,966	5,002,070
High Yield 0.5%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	698,237	5,334,536
Investment Grade 67.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	20,049,552	213,728,226
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,435,113	14,006,700
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	17

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2019
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,431,450	26,721,635
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,754,241	39,870,041
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,712,846	73,908,438
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	10,493,433	115,532,698
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	3,914,457	40,240,618
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	18,989,713	211,735,300
Total		735,743,656
Multisector 0.5%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	1,198,352	5,116,962
Total Fixed Income Funds (Cost $729,197,290)		751,197,224

Money Market Funds 5.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(c)	45,517,945	45,513,393
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 1.132%(a),(c)	15,952,799	15,952,799
Total Money Market Funds (Cost $61,466,677)		61,466,192
Total Investments in Securities (Cost: $1,014,766,409)		1,081,384,457
Other Assets & Liabilities, Net		1,995,053
Net Assets		1,083,379,510

At December 31, 2019, securities and/or cash totaling $2,265,344 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	197	03/2020	EUR	7,346,130	—	(74,239)
SPI 200 Index	19	03/2020	AUD	3,136,425	—	(69,836)
U.S. Treasury 2-Year Note	81	03/2020	USD	17,455,500	—	(7,748)
U.S. Treasury 5-Year Note	260	03/2020	USD	30,838,438	—	(97,994)
U.S. Ultra Treasury Bond	98	03/2020	USD	17,802,313	—	(536,178)
Total					—	(785,995)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(29)	03/2020	GBP	(2,174,710)	—	(8,669)
MSCI Emerging Markets Index	(26)	03/2020	USD	(1,456,260)	—	(48,527)
S&P 500 Index E-mini	(32)	03/2020	USD	(5,169,760)	—	(124,648)
TOPIX Index	(23)	03/2020	JPY	(395,830,000)	—	(1,860)
Total					—	(183,704)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2019
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	0.453	USD	22,294,000	156,626	—	—	156,626	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	50,491,501	60,421,882	(65,395,438)	45,517,945	—	(869)	919	1,048,828	45,513,393
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	1,017,400	970,389	—	1,987,789	—	—	452,659	127,914	11,032,227
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	354,602	64,460	(117,713)	301,349	—	863,476	1,278,092	—	8,064,101
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	342,912	28,932	(51,979)	319,865	—	814,704	3,026,426	—	18,715,304
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	1,439,410	—	—	1,439,410	—	—	302,276	—	12,983,477
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	39,517	—	—	39,517	—	—	226,828	—	1,169,309
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	494,124	25,842	—	519,966	—	—	303,459	246,554	5,002,070
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	267,766	184,660	(350,190)	102,236	681,619	538,699	144,977	10,539	1,941,458
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 1.132%
	20,800,120	303,679	(5,151,000)	15,952,799	6,295	—	—	294,373	15,952,799
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	662,848	35,389	—	698,237	—	—	496,951	257,304	5,334,536
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	20,919,813	1,239,467	(2,109,728)	20,049,552	—	338,957	11,563,054	6,802,050	213,728,226
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	83,059	63,401	—	146,460	—	—	625,727	—	3,204,539
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	1,973,710	38,374	(576,971)	1,435,113	—	(417,421)	1,255,847	366,085	14,006,700
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	2,292,419	354,595	(215,564)	2,431,450	—	112,404	3,406,675	663,760	26,721,635
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	19

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	973,933	187,598	(94,156)	1,067,375	2,014,268	26,375	791,952	294,835	14,302,832
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	941,595	—	—	941,595	—	—	2,448,146	—	11,195,560
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	114,998	49,845	—	164,843	—	—	809,256	—	4,561,214
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	—	144,550	144,550	—	—	130,095	—	2,265,095
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	—	125,294	125,294	—	—	97,729	—	2,232,729
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	1,153,227	45,125	—	1,198,352	—	—	292,368	188,622	5,116,962
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares †
	481,696	—	(481,696)	—	—	1,405,459	7,547	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	2,393,602	2,414,375	(1,053,736)	3,754,241	—	191,026	881,930	547,421	39,870,041
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	6,448,836	1,770,779	(1,506,769)	6,712,846	—	14,156	2,455,563	3,719,395	73,908,438
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	2,995,021	372,365	(1,661,734)	1,705,652	495,370	(1,080,536)	4,884,703	893,482	18,813,343
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	1,015,685	—	(1)	1,015,684	—	—	50,784	—	7,323,086
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	752,773	14,257	—	767,030	—	—	1,447,633	130,591	7,555,241
CTIVP® – DFA International Value Fund, Class 1 Shares
	812,860	329,524	(448,507)	693,877	257,741	301,922	216,312	327,022	6,737,543
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	2,957,449	333,375	(1,609,588)	1,681,236	150,564	1,268,032	2,218,299	848,684	18,611,281
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	346,746	36,308	—	383,054	—	—	3,259,876	—	14,383,685
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	365,516	39,372	—	404,888	—	—	3,263,032	—	14,110,342
CTIVP® – MFS® Value Fund, Class 1 Shares
	875,510	46,731	(106,465)	815,776	—	897,858	4,741,581	—	23,788,035
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	531,179	36,058	—	567,237	—	—	4,077,960	—	20,176,600
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	153,715	51,898	(93,876)	111,737	—	494,970	215,032	—	2,926,397
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	7,201,546	5,241,720	(1,949,833)	10,493,433	—	646,334	3,567,009	1,811,592	115,532,698
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	431,650	44,586	(341,586)	134,650	—	3,673,865	(1,217,342)	—	4,082,605
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	4,413,961	42,844	(542,348)	3,914,457	—	(88,625)	1,135,321	435,724	40,240,618
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	168,841	43,296	(96,848)	115,289	—	1,018,381	453,509	—	3,709,998
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	785,780	275,658	(464,600)	596,838	305,354	110,387	1,573,847	97,584	6,839,767
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	197,830	15,865	—	213,695	68,281	—	188,824	7,957	1,145,404
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	19,185,382	1,021,120	(1,216,789)	18,989,713	—	(241,636)	12,186,355	4,985,776	211,735,300
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	761,316	56,821	—	818,137	—	—	3,927,821	—	19,512,578
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	396,797	—	(253,470)	143,327	—	1,021,727	369,986	—	3,637,643
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	217,755	—	(90,357)	127,398	—	697,995	234,282	—	3,699,648
Total					3,979,492	12,607,640	77,793,300	24,106,092	1,081,384,457

†	Issuer was not an affiliate at the end of period.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	21

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2019
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	31,338,790	31,338,790
Equity Funds	—	—	—	237,382,251	237,382,251
Fixed Income Funds	—	—	—	751,197,224	751,197,224
Money Market Funds	61,466,192	—	—	—	61,466,192
Total Investments in Securities	61,466,192	—	—	1,019,918,265	1,081,384,457
Investments in Derivatives
Asset
Swap Contracts	—	156,626	—	—	156,626
Liability
Futures Contracts	(969,699)	—	—	—	(969,699)
Total	60,496,493	156,626	—	1,019,918,265	1,080,571,384
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.8%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	5,951,282	33,029,614
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	3,442,061	31,047,388
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	2,996,972	21,608,170
Total Alternative Strategies Funds (Cost $97,124,311)		85,685,172

Equity Funds 39.9%

Global Real Estate 1.1%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	3,394,566	33,436,470
International 11.4%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	474,104	9,003,230
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	5,465,344	73,235,605
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	8,659,919	95,518,910
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	3,361,248	32,637,715
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	8,580,886	94,990,414
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(a)	2,890,893	33,129,635
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	1,133,221	6,074,066
Total		344,589,575
U.S. Large Cap 24.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	1,210,547	32,394,239
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,143,254	66,891,792
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	910,831	26,951,487
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	1,971,520	43,136,858
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	3,969,548	47,197,932
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	6,031	166,885
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	1,632,833	61,312,865
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	2,147,199	74,829,875
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	4,306,668	125,582,446
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	2,670,405	94,986,291
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	3,226,571	84,503,896
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	3,435,267	81,931,113
Total		739,885,679
U.S. Mid Cap 1.0%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	490,276	14,865,153
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	462,754	14,891,438
Total		29,756,591
U.S. Small Cap 2.0%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(a)	710,291	11,130,262
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(a),(b)	615,669	10,971,222
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	709,611	18,009,941
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	647,093	18,791,575
Total		58,903,000
Total Equity Funds (Cost $828,018,523)		1,206,571,315

Fixed Income Funds 52.7%

Emerging Markets 0.4%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,248,936	12,014,764
High Yield 0.4%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	1,649,752	12,604,102
Investment Grade 51.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	33,998,483	362,423,829
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	5,625,289	54,902,821
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	23

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2019
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	6,776,519	74,473,945
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,835,287	40,730,745
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	24,410,053	268,754,681
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	16,517,082	181,853,075
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	11,176,040	114,889,690
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	41,416,101	461,789,533
Total		1,559,818,319
Multisector 0.4%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	2,873,992	12,271,944
Total Fixed Income Funds (Cost $1,554,981,034)		1,596,709,129

Money Market Funds 4.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(c)	112,224,329	112,213,107
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 1.132%(a),(c)	14,985,911	14,985,911
Total Money Market Funds (Cost $127,199,653)		127,199,018
Total Investments in Securities (Cost: $2,607,323,521)		3,016,164,634
Other Assets & Liabilities, Net		10,666,098
Net Assets		3,026,830,732

At December 31, 2019, securities and/or cash totaling $11,862,725 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	633	03/2020	EUR	23,604,570	—	(238,545)
SPI 200 Index	92	03/2020	AUD	15,186,900	—	(338,152)
U.S. Long Bond	95	03/2020	USD	14,811,094	—	(303,007)
U.S. Treasury 5-Year Note	500	03/2020	USD	59,304,688	—	(188,450)
U.S. Ultra Treasury Bond	391	03/2020	USD	71,027,594	—	(2,242,447)
Total					—	(3,310,601)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(47)	03/2020	GBP	(3,524,530)	—	(14,050)
MSCI Emerging Markets Index	(228)	03/2020	USD	(12,770,280)	—	(427,078)
S&P 500 Index E-mini	(640)	03/2020	USD	(103,395,200)	—	(2,386,082)
TOPIX Index	(79)	03/2020	JPY	(1,359,590,000)	—	(6,390)
U.S. Treasury 2-Year Note	(111)	03/2020	USD	(23,920,500)	9,328	—
Total					9,328	(2,833,600)

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2019
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	0.453	USD	105,005,000	737,717	—	—	737,717	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	125,332,215	159,438,908	(172,546,794)	112,224,329	—	(242)	974	2,626,359	112,213,107
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	3,193,384	2,757,898	—	5,951,282	—	—	1,389,120	382,963	33,029,614
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	1,525,866	44,601	(359,920)	1,210,547	—	3,560,128	5,553,175	—	32,394,239
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,378,919	29,483	(265,148)	1,143,254	—	4,245,261	10,530,497	—	66,891,792
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	3,442,061	—	—	3,442,061	—	—	722,832	—	31,047,388
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	1,119,503	—	(208,672)	910,831	—	2,307,844	3,592,182	—	26,951,487
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	1,186,865	62,071	—	1,248,936	—	—	728,896	592,211	12,014,764
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	349,583	124,521	—	474,104	806,162	—	1,167,960	13,262	9,003,230
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 1.132%
	29,310,549	295,363	(14,620,001)	14,985,911	5,913	—	—	284,946	14,985,911
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	1,484,647	165,105	—	1,649,752	—	—	1,132,787	580,319	12,604,102
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	36,408,543	1,367,776	(3,777,836)	33,998,483	—	591,276	20,060,416	11,786,446	362,423,829
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	1,939,367	32,153	—	1,971,520	—	—	11,280,961	—	43,136,858
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	6,763,097	338,340	(1,476,148)	5,625,289	—	(1,485,277)	4,504,181	1,347,824	54,902,821
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	7,676,909	199,753	(1,100,143)	6,776,519	—	614,979	10,604,886	2,081,424	74,473,945
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	25

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	3,501,657	1,963,687	—	5,465,344	7,242,055	—	3,449,553	1,129,392	73,235,605
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	3,969,549	—	(1)	3,969,548	—	—	10,320,826	—	47,197,932
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	6,031	—	—	6,031	—	—	35,223	—	166,885
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	710,291	—	710,291	—	—	639,262	—	11,130,262
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	615,669	—	615,669	—	—	480,222	—	10,971,222
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	2,619,870	254,122	—	2,873,992	—	—	675,032	432,950	12,271,944
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares †
	2,323,548	32,448	(2,355,996)	—	—	7,326,495	(493,760)	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	5,063,859	119,675	(1,348,247)	3,835,287	—	331,033	1,472,322	1,245,812	40,730,745
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	14,836,147	13,176,608	(3,602,702)	24,410,053	—	538,606	5,684,558	8,396,533	268,754,681
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	10,731,979	657,254	(2,729,314)	8,659,919	1,743,284	1,737,821	12,245,299	3,223,053	95,518,910
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	2,996,972	—	—	2,996,972	—	—	149,849	—	21,608,170
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	3,331,471	63,095	—	3,394,566	—	—	6,406,645	577,944	33,436,470
CTIVP® – DFA International Value Fund, Class 1 Shares
	1,788,278	3,044,695	(1,471,725)	3,361,248	281,389	200	1,296,964	506,008	32,637,715
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	10,596,858	532,471	(2,548,443)	8,580,886	543,894	2,365,674	10,625,102	3,138,463	94,990,414
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	1,614,449	18,384	—	1,632,833	—	—	14,668,982	—	61,312,865
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	2,123,027	24,172	—	2,147,199	—	—	18,268,715	—	74,829,875
CTIVP® – MFS® Value Fund, Class 1 Shares
	4,603,838	28,559	(325,729)	4,306,668	—	5,240,737	24,644,527	—	125,582,446
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	2,670,405	—	—	2,670,405	—	—	20,295,075	—	94,986,291
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	3,585,868	—	(359,297)	3,226,571	—	5,029,039	13,756,271	—	84,503,896
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	18,443,267	699,038	(2,625,223)	16,517,082	—	1,151,093	9,953,239	5,022,689	181,853,075
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	650,707	—	(160,431)	490,276	—	2,016,620	2,073,321	—	14,865,153
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	19,888,309	200,823	(8,913,092)	11,176,040	—	(580,029)	5,310,806	2,042,370	114,889,690
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	865,016	—	(402,262)	462,754	—	4,959,315	2,086,155	—	14,891,438
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	1,718,107	2,514,132	(1,341,346)	2,890,893	334,624	(1,263,820)	4,481,885	131,602	33,129,635
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	1,049,089	84,132	—	1,133,221	362,093	—	1,001,333	42,194	6,074,066
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	43,277,738	1,250,675	(3,112,312)	41,416,101	—	(209,210)	26,945,704	11,134,978	461,789,533
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	3,784,541	43,234	(392,508)	3,435,267	—	5,169,606	12,985,638	—	81,931,113
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	1,178,040	32,575	(501,004)	709,611	—	6,729,662	(2,171,888)	—	18,009,941
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	1,026,857	34,918	(414,682)	647,093	—	6,081,974	(1,605,527)	—	18,791,575
Total					11,319,414	56,458,785	276,950,200	56,719,742	3,016,164,634

†	Issuer was not an affiliate at the end of period.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	27

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2019
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	85,685,172	85,685,172
Equity Funds	—	—	—	1,206,571,315	1,206,571,315
Fixed Income Funds	—	—	—	1,596,709,129	1,596,709,129
Money Market Funds	127,199,018	—	—	—	127,199,018
Total Investments in Securities	127,199,018	—	—	2,888,965,616	3,016,164,634
Investments in Derivatives
Asset
Futures Contracts	9,328	—	—	—	9,328
Swap Contracts	—	737,717	—	—	737,717
Liability
Futures Contracts	(6,144,201)	—	—	—	(6,144,201)
Total	121,064,145	737,717	—	2,888,965,616	3,010,767,478
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments
Variable Portfolio – Moderate Portfolio, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.7%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	35,370,695	196,307,358
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	15,996,581	144,289,156
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	17,651,438	127,266,870
Total Alternative Strategies Funds (Cost $535,784,638)		467,863,384

Equity Funds 55.5%

Global Real Estate 1.5%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	25,778,459	253,917,827
International 15.2%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	3,656,780	69,442,246
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	35,296,120	472,968,005
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	66,745,458	736,202,398
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	26,226,533	254,659,637
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	70,968,314	785,619,235
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(a)	22,559,918	258,536,664
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	8,057,271	43,186,973
Total		2,620,615,158
U.S. Large Cap 34.7%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	12,926,478	345,912,549
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	13,759,155	805,048,172
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	18,558,331	406,056,276
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	40,637,848	483,184,015
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	1,850,936	51,215,413
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	18,949,966	711,571,234
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	19,783,819	689,466,082
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	27,997,663	816,411,859
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	21,155,537	752,502,447
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	25,740,769	674,150,745
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	9,398,985	224,165,786
Total		5,959,684,578
U.S. Mid Cap 1.4%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	3,996,779	121,182,348
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	3,822,074	122,994,345
Total		244,176,693
U.S. Small Cap 2.7%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(a)	5,760,122	90,261,110
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(a),(b)	4,992,782	88,971,370
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	5,510,050	139,845,081
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	4,963,794	144,148,568
Total		463,226,129
Total Equity Funds (Cost $6,219,407,872)		9,541,620,385

Fixed Income Funds 39.4%

Emerging Markets 0.4%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	7,013,154	67,466,544
High Yield 0.4%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	8,068,172	61,640,833
Investment Grade 38.3%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	140,903,533	1,502,031,667
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	16,012,937	156,286,262
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	61,732,301	678,437,984
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	29

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2019
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	28,099,442	298,416,075
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	96,840,976	1,066,219,151
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	81,394,985	896,158,780
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	96,665,112	993,717,352
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	88,429,883	985,993,199
Total		6,577,260,470
Multisector 0.3%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	14,333,231	61,202,895
Total Fixed Income Funds (Cost $6,553,705,666)		6,767,570,742

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(c)	303,637,626	303,607,262
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 1.132%(a),(c)	29,817,207	29,817,207
Total Money Market Funds (Cost $333,427,185)		333,424,469
Total Investments in Securities (Cost: $13,642,325,361)		17,110,478,980
Other Assets & Liabilities, Net		72,924,371
Net Assets		17,183,403,351

At December 31, 2019, securities and/or cash totaling $79,959,526 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	5,869	03/2020	EUR	218,855,010	—	(2,211,723)
SPI 200 Index	670	03/2020	AUD	110,600,250	—	(2,462,629)
U.S. Treasury 2-Year Note	850	03/2020	USD	183,175,000	—	(81,302)
U.S. Ultra Treasury Bond	1,976	03/2020	USD	358,952,750	—	(11,384,468)
Total					—	(16,140,122)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(267)	03/2020	GBP	(20,022,330)	—	(79,818)
MSCI Emerging Markets Index	(2,580)	03/2020	USD	(144,505,800)	—	(4,815,387)
S&P 500 Index E-mini	(4,047)	03/2020	USD	(653,813,085)	—	(16,145,549)
TOPIX Index	(645)	03/2020	JPY	(11,100,450,000)	—	(52,168)
Total					—	(21,092,922)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	0.453	USD	710,859,000	4,994,169	—	—	4,994,169	—
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2019
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	452,364,702	946,770,478	(1,095,497,554)	303,637,626	—	1,056	4,500	8,164,803	303,607,262
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	19,670,127	15,700,568	—	35,370,695	—	—	8,414,905	2,276,091	196,307,358
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	16,611,022	4,490	(3,689,034)	12,926,478	—	39,400,895	60,029,092	—	345,912,549
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	15,396,215	2,245	(1,639,305)	13,759,155	—	32,290,021	138,215,302	—	805,048,172
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	15,996,580	—	1	15,996,581	—	—	3,359,282	—	144,289,156
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	6,664,609	348,545	—	7,013,154	—	—	4,092,974	3,325,446	67,466,544
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	7,690,577	1,040,174	(5,073,971)	3,656,780	17,325,912	13,908,689	3,171,173	290,473	69,442,246
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 1.132%
	112,308,780	643,427	(83,135,000)	29,817,207	11,765	—	—	613,445	29,817,207
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	7,648,730	419,442	—	8,068,172	—	—	5,734,931	2,973,164	61,640,833
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	152,772,602	4,802,560	(16,671,629)	140,903,533	—	3,160,782	83,788,725	49,878,969	1,502,031,667
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	18,555,588	2,743	—	18,558,331	—	—	107,257,964	—	406,056,276
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	19,244,938	420,710	(3,652,711)	16,012,937	—	(2,784,234)	11,465,702	3,987,365	156,286,262
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	63,329,415	1,767,460	(3,364,574)	61,732,301	—	2,332,247	94,860,329	18,337,980	678,437,984
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	30,362,258	5,854,789	(920,927)	35,296,120	62,794,606	277,926	25,877,748	9,277,559	472,968,005
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	40,637,848	—	—	40,637,848	—	—	105,658,405	—	483,184,015
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	3,963,246	1,086	(2,113,396)	1,850,936	—	31,263,780	(14,089,286)	—	51,215,413
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	5,760,122	—	5,760,122	—	—	5,184,110	—	90,261,110
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	4,992,782	—	4,992,782	—	—	3,894,370	—	88,971,370
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	31

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	13,774,851	558,380	—	14,333,231	—	—	3,491,915	2,256,065	61,202,895
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares †
	16,786,288	—	(16,786,288)	—	—	55,176,824	(6,075,090)	—	—
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	30,616,292	820,563	(3,337,413)	28,099,442	—	48,064	11,622,252	8,490,022	298,416,075
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	64,884,554	47,899,564	(15,943,142)	96,840,976	—	(2,471,512)	29,447,680	37,733,878	1,066,219,151
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	81,951,409	3,603,839	(18,809,790)	66,745,458	13,286,706	19,017,786	87,123,207	24,559,021	736,202,398
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	17,651,438	—	—	17,651,438	—	—	882,572	—	127,266,870
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	25,299,319	479,140	—	25,778,459	—	—	48,652,307	4,388,926	253,917,827
CTIVP® – DFA International Value Fund, Class 1 Shares
	19,673,680	15,776,162	(9,223,309)	26,226,533	4,496,322	(11,333,978)	21,952,329	6,475,478	254,659,637
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	80,788,255	2,694,373	(12,514,314)	70,968,314	4,181,445	11,617,467	88,113,669	24,208,336	785,619,235
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	18,947,237	2,729	—	18,949,966	—	—	171,481,614	—	711,571,234
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	19,783,819	—	—	19,783,819	—	—	169,547,327	—	689,466,082
CTIVP® – MFS® Value Fund, Class 1 Shares
	34,669,580	5,067	(6,676,984)	27,997,663	—	113,586,218	99,024,868	—	816,411,859
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	21,298,614	—	(143,077)	21,155,537	—	3,560,788	158,186,668	—	752,502,447
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	33,119,551	5,606	(7,384,388)	25,740,769	—	106,223,773	57,561,454	—	674,150,745
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	95,164,599	2,438,149	(16,207,763)	81,394,985	—	7,798,273	49,371,769	25,924,830	896,158,780
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	3,715,416	281,363	—	3,996,779	—	—	25,220,752	—	121,182,348
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	117,236,717	1,214,212	(21,785,817)	96,665,112	—	(2,968,536)	31,671,525	12,295,658	993,717,352
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	4,886,022	—	(1,063,948)	3,822,074	—	20,946,445	22,474,362	—	122,994,345
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	19,060,300	11,823,875	(8,324,257)	22,559,918	5,391,466	(17,456,511)	52,283,873	1,892,057	258,536,664
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	7,459,085	598,186	—	8,057,271	2,574,503	—	7,119,540	300,002	43,186,973
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	89,666,554	14,769,796	(16,006,467)	88,429,883	—	4,954,891	48,671,481	21,969,815	985,993,199
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	13,429,937	4,905	(4,035,857)	9,398,985	—	52,013,261	6,531,491	—	224,165,786
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	7,339,700	2,207	(1,831,857)	5,510,050	—	26,012,358	3,904,069	—	139,845,081
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,663,650	—	(1,699,856)	4,963,794	—	23,640,345	6,220,353	—	144,148,568
Total					110,062,725	530,217,118	1,841,402,213	269,619,383	17,110,478,980

†	Issuer was not an affiliate at the end of period.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	33

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	467,863,384	467,863,384
Equity Funds	—	—	—	9,541,620,385	9,541,620,385
Fixed Income Funds	—	—	—	6,767,570,742	6,767,570,742
Money Market Funds	333,424,469	—	—	—	333,424,469
Total Investments in Securities	333,424,469	—	—	16,777,054,511	17,110,478,980
Investments in Derivatives
Asset
Swap Contracts	—	4,994,169	—	—	4,994,169
Liability
Futures Contracts	(37,233,044)	—	—	—	(37,233,044)
Total	296,191,425	4,994,169	—	16,777,054,511	17,078,240,105
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 3.1%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	21,584,399	119,793,415
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	6,262,255	56,485,533
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	8,951,926	64,543,388
Total Alternative Strategies Funds (Cost $275,588,969)		240,822,336

Equity Funds 68.0%

Global Real Estate 2.0%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	15,790,290	155,534,358
International 19.2%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	1,960,510	37,230,078
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	20,078,007	269,045,289
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	37,825,129	417,211,171
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	15,092,768	146,550,778
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	40,363,615	446,825,215
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(a)	12,831,613	147,050,290
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	5,231,949	28,043,247
Total		1,491,956,068
U.S. Large Cap 41.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	5,720,446	153,079,130
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	7,591,910	444,202,685
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	9,568,238	209,353,044
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	25,628,914	304,727,794
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	9,084,868	251,378,290
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	10,032,618	376,724,788
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	10,802,132	376,454,295
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	1,969,245	57,423,176
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	11,396,253	405,364,732
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	14,523,903	380,381,013
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	10,294,346	245,520,164
Total		3,204,609,111
U.S. Mid Cap 1.9%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	2,423,369	73,476,552
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	2,289,744	73,683,970
Total		147,160,522
U.S. Small Cap 3.6%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(a)	3,402,573	53,318,316
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(a),(b)	2,949,296	52,556,451
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	1,609,703	39,228,456
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	2,648,087	67,208,463
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	2,417,362	70,200,192
Total		282,511,878
Total Equity Funds (Cost $3,600,640,161)		5,281,771,937

Fixed Income Funds 24.7%

Emerging Markets 0.3%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	2,421,637	23,296,150
High Yield 0.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	2,634,844	20,130,204
Investment Grade 23.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	48,847,899	520,718,601
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	6,197,289	60,485,544
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	35

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2019
Fixed Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	9,733,165	106,967,482
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	9,614,632	102,107,398
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	35,379,579	389,529,168
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	19,939,882	219,538,097
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	9,876,154	101,526,864
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	31,970,271	356,468,517
Total		1,857,341,671
Multisector 0.2%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	3,108,367	13,272,728
Total Fixed Income Funds (Cost $1,862,418,358)		1,914,040,753

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(c)	301,389,429	301,359,290
Total Money Market Funds (Cost $301,360,614)		301,359,290
Total Investments in Securities (Cost: $6,040,008,102)		7,737,994,316
Other Assets & Liabilities, Net		26,968,629
Net Assets		7,764,962,945

At December 31, 2019, securities and/or cash totaling $29,838,159 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	2,928	03/2020	EUR	109,185,120	—	(1,103,412)
SPI 200 Index	370	03/2020	AUD	61,077,750	—	(1,359,959)
U.S. Ultra Treasury Bond	1,023	03/2020	USD	185,834,344	—	(5,849,324)
Total					—	(8,312,695)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(121)	03/2020	GBP	(9,073,790)	—	(36,172)
MSCI Emerging Markets Index	(1,448)	03/2020	USD	(81,102,480)	—	(2,716,241)
S&P 500 Index E-mini	(436)	03/2020	USD	(70,437,980)	—	(1,816,500)
TOPIX Index	(268)	03/2020	JPY	(4,612,280,000)	—	(21,676)
U.S. Treasury 2-Year Note	(262)	03/2020	USD	(56,461,000)	22,018	—
Total					22,018	(4,590,589)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	0.453	USD	340,775,000	2,394,130	—	—	2,394,130	—
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2019
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	310,090,440	331,202,392	(339,903,403)	301,389,429	—	(1,452)	2,706	6,670,899	301,359,290
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	14,127,734	7,456,665	—	21,584,399	—	—	5,624,167	1,388,949	119,793,415
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	9,951,789	4,557	(4,235,900)	5,720,446	—	44,382,645	8,885,918	—	153,079,130
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	9,471,565	2,001	(1,881,656)	7,591,910	—	43,079,544	57,221,838	—	444,202,685
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	6,252,309	9,946	—	6,262,255	—	—	1,311,890	—	56,485,533
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	2,301,285	120,352	—	2,421,637	—	—	1,413,301	1,148,274	23,296,150
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	2,464,411	915,557	(1,419,458)	1,960,510	4,022,672	1,815,518	3,885,812	80,558	37,230,078
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 1.132% †
	79,792,637	671,610	(80,464,247)	—	16,385	—	—	756,583	—
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	2,501,299	133,545	—	2,634,844	—	—	1,875,275	970,954	20,130,204
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	52,840,924	5,566,533	(9,559,558)	48,847,899	—	2,166,593	27,733,533	16,582,031	520,718,601
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	9,567,312	926	—	9,568,238	—	—	55,301,163	—	209,353,044
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	10,973,587	249,170	(5,025,468)	6,197,289	—	(3,277,134)	8,195,767	2,359,033	60,485,544
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	10,649,502	289,965	(1,206,302)	9,733,165	—	429,899	15,527,434	2,983,700	106,967,482
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	16,166,290	5,807,222	(1,895,505)	20,078,007	31,616,265	1,084,446	13,365,054	4,800,008	269,045,289
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	25,628,915	—	(1)	25,628,914	—	—	66,635,177	—	304,727,794
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	11,608,494	2,864	(2,526,490)	9,084,868	—	15,864,713	44,733,363	—	251,378,290
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	3,402,573	—	3,402,573	—	—	3,062,315	—	53,318,316
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	2,949,296	—	2,949,296	—	—	2,300,451	—	52,556,451
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	37

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	2,991,319	117,048	—	3,108,367	—	—	758,364	489,260	13,272,728
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	6,865,603	1,531	(5,257,431)	1,609,703	—	16,358,031	6,288,553	—	39,228,456
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	9,349,689	264,943	—	9,614,632	—	—	3,701,861	2,740,059	102,107,398
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	18,875,564	24,501,559	(7,997,544)	35,379,579	—	(938,681)	8,999,941	9,857,830	389,529,168
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	47,054,975	1,958,966	(11,188,812)	37,825,129	7,150,638	781,384	57,974,804	13,379,633	417,211,171
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	8,951,926	—	—	8,951,926	—	—	447,597	—	64,543,388
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	15,496,798	293,492	—	15,790,290	—	—	29,801,395	2,688,385	155,534,358
CTIVP® – DFA International Value Fund, Class 1 Shares
	13,601,418	5,454,501	(3,963,151)	15,092,768	3,435,641	(7,624,167)	14,896,599	4,692,230	146,550,778
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	46,483,068	1,497,340	(7,616,793)	40,363,615	2,300,025	1,896,040	54,073,369	13,450,266	446,825,215
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	10,030,531	2,087	—	10,032,618	—	—	90,782,022	—	376,724,788
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	10,802,132	—	—	10,802,132	—	—	92,574,270	—	376,454,295
CTIVP® – MFS® Value Fund, Class 1 Shares
	7,716,617	2,765	(5,750,137)	1,969,245	—	87,349,514	(52,820,165)	—	57,423,176
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	11,396,253	—	—	11,396,253	—	—	86,611,526	—	405,364,732
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	20,875,598	4,553	(6,356,248)	14,523,903	—	89,021,634	9,828,321	—	380,381,013
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	23,980,010	606,405	(4,646,533)	19,939,882	—	2,299,415	11,978,203	6,440,011	219,538,097
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	3,069,266	—	(645,897)	2,423,369	—	12,701,273	6,763,132	—	73,476,552
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	24,663,759	261,780	(15,049,385)	9,876,154	—	4,445,338	1,523,713	2,644,146	101,526,864
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	3,733,473	—	(1,443,729)	2,289,744	—	27,538,040	3,748,105	—	73,683,970
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	13,111,466	5,690,131	(5,969,984)	12,831,613	3,651,364	(14,881,562)	37,697,394	1,284,169	147,050,290
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	4,843,520	388,429	—	5,231,949	1,671,741	—	4,623,039	194,805	28,043,247
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	36,859,306	847,038	(5,736,073)	31,970,271	—	(165,019)	22,355,658	9,133,024	356,468,517
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	12,608,475	2,496	(2,316,625)	10,294,346	—	30,427,044	27,659,657	—	245,520,164
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	4,770,818	—	(2,122,731)	2,648,087	—	27,624,370	(9,553,258)	—	67,208,463
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,323,660	—	(1,906,298)	2,417,362	—	22,638,847	(4,352,585)	—	70,200,192
Total					53,864,731	405,016,273	823,436,679	104,734,807	7,737,994,316

†	Issuer was not an affiliate at the end of period.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	39

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	240,822,336	240,822,336
Equity Funds	—	—	—	5,281,771,937	5,281,771,937
Fixed Income Funds	—	—	—	1,914,040,753	1,914,040,753
Money Market Funds	301,359,290	—	—	—	301,359,290
Total Investments in Securities	301,359,290	—	—	7,436,635,026	7,737,994,316
Investments in Derivatives
Asset
Futures Contracts	22,018	—	—	—	22,018
Swap Contracts	—	2,394,130	—	—	2,394,130
Liability
Futures Contracts	(12,903,284)	—	—	—	(12,903,284)
Total	288,478,024	2,394,130	—	7,436,635,026	7,727,507,180
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments
Variable Portfolio – Aggressive Portfolio, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.7%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	7,770,034	43,123,694
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	1,281,069	11,555,241
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	1,853,038	13,360,404
Total Alternative Strategies Funds (Cost $75,948,696)		68,039,339

Equity Funds 81.5%

Global Real Estate 2.3%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	5,923,412	58,345,605
International 24.1%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	845,135	16,049,121
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	8,200,939	109,892,581
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	15,425,884	170,147,504
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	6,138,967	59,609,366
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	16,461,944	182,233,719
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(a)	5,260,892	60,289,821
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	1,888,868	10,124,336
Total		608,346,448
U.S. Large Cap 48.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	2,650,909	70,938,338
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,839,868	166,160,674
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	7,041,378	154,065,344
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	8,900,768	105,830,137
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	5,146,647	142,407,718
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	3,490,002	131,049,588
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	3,677,411	128,157,765
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	1,220,603	35,592,771
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	2,651,107	94,299,867
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	4,254,034	111,413,153
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	3,311,477	78,978,727
Total		1,218,894,082
U.S. Mid Cap 2.3%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	933,472	28,302,874
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	886,630	28,531,743
Total		56,834,617
U.S. Small Cap 4.4%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(a)	1,334,326	20,908,894
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(a),(b)	1,156,573	20,610,127
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	669,816	16,323,421
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	1,044,095	26,499,117
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	947,742	27,522,435
Total		111,863,994
Total Equity Funds (Cost $1,485,141,280)		2,054,284,746

Fixed Income Funds 13.1%

Emerging Markets 0.2%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	528,414	5,083,339
High Yield 0.0%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	6,602	50,437
Investment Grade 12.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,070,239	64,708,748
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,778,612	41,526,953
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	41

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2019
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	9,015,872	99,264,749
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	5,400,235	59,456,587
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	5,074,263	56,578,032
Total		321,535,069
Multisector 0.1%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	679,799	2,902,743
Total Fixed Income Funds (Cost $321,088,150)		329,571,588

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(c)	60,461,570	60,455,523
Total Money Market Funds (Cost $60,455,789)		60,455,523
Total Investments in Securities (Cost: $1,942,633,915)		2,512,351,196
Other Assets & Liabilities, Net		8,234,438
Net Assets		2,520,585,634

At December 31, 2019, securities and/or cash totaling $9,112,857 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	1,119	03/2020	EUR	41,727,510	—	(421,693)
S&P 500 Index E-mini	90	03/2020	USD	14,539,950	303,318	—
SPI 200 Index	162	03/2020	AUD	26,742,150	—	(595,442)
U.S. Ultra Treasury Bond	168	03/2020	USD	30,518,250	—	(999,434)
Total					303,318	(2,016,569)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	(653)	03/2020	USD	(36,574,530)	—	(1,221,295)
TOPIX Index	(79)	03/2020	JPY	(1,359,590,000)	9,967	—
Total					9,967	(1,221,295)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	0.453	USD	83,555,000	587,020	—	—	587,020	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2019
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	80,672,117	105,510,887	(125,721,434)	60,461,570	—	(415)	810	1,438,007	60,455,523
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	5,423,895	2,346,139	—	7,770,034	—	—	2,102,201	499,998	43,123,694
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	3,701,864	4,817	(1,055,772)	2,650,909	—	11,351,761	10,226,745	—	70,938,338
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	3,374,592	2,423	(537,147)	2,839,868	—	11,163,128	25,388,802	—	166,160,674
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	1,263,244	17,825	—	1,281,069	—	—	264,743	—	11,555,241
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	502,152	26,262	—	528,414	—	—	308,389	250,559	5,083,339
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	1,239,591	169,075	(563,531)	845,135	2,794,029	1,100,204	1,910,794	46,830	16,049,121
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 1.132% †
	30,964,414	110,582	(31,074,996)	—	—	—	—	133,154	—
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	6,267	335	—	6,602	—	—	4,698	2,433	50,437
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	6,110,301	1,670,791	(1,710,853)	6,070,239	—	332,928	3,163,367	1,847,439	64,708,748
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	7,036,322	5,056	—	7,041,378	—	—	40,683,759	—	154,065,344
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	3,673,666	104,946	—	3,778,612	—	—	5,754,002	1,093,540	41,526,953
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	3,843,093	4,904,694	(546,848)	8,200,939	12,801,391	332,393	580,577	1,666,682	109,892,581
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	8,900,768	—	—	8,900,768	—	—	23,141,998	—	105,830,137
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	6,585,056	4,553	(1,442,962)	5,146,647	—	20,764,513	13,722,157	—	142,407,718
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	1,334,326	—	1,334,326	—	—	1,200,894	—	20,908,894
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	1,156,573	—	1,156,573	—	—	902,127	—	20,610,127
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	654,201	25,598	—	679,799	—	—	165,854	107,001	2,902,743
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	3,447,782	1,415	(2,779,381)	669,816	—	8,542,822	2,641,454	—	16,323,421
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	2,649,764	8,004,464	(1,638,356)	9,015,872	—	(39,495)	1,366,185	1,278,896	99,264,749
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	43

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	17,697,100	749,483	(3,020,699)	15,425,884	2,701,251	279,760	22,079,592	5,076,654	170,147,504
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	1,853,038	—	—	1,853,038	—	—	92,651	—	13,360,404
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	5,813,314	110,098	—	5,923,412	—	—	11,179,397	1,008,494	58,345,605
CTIVP® – DFA International Value Fund, Class 1 Shares
	4,622,948	3,412,947	(1,896,928)	6,138,967	1,124,161	(4,495,345)	6,994,149	1,585,132	59,609,366
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	17,480,015	1,376,053	(2,394,124)	16,461,944	868,790	(288,989)	21,631,030	5,110,369	182,233,719
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	3,487,143	2,859	—	3,490,002	—	—	31,569,212	—	131,049,588
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	3,676,363	1,048	—	3,677,411	—	—	31,510,675	—	128,157,765
CTIVP® – MFS® Value Fund, Class 1 Shares
	3,129,501	3,114	(1,912,012)	1,220,603	—	27,917,025	(12,372,414)	—	35,592,771
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	4,060,966	1,887	(1,411,746)	2,651,107	—	33,443,466	(3,605,850)	—	94,299,867
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	6,364,994	4,799	(2,115,759)	4,254,034	—	29,639,420	290,195	—	111,413,153
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	4,058,330	1,674,431	(332,526)	5,400,235	—	184,142	2,491,723	1,163,621	59,456,587
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	1,047,608	294	(114,430)	933,472	—	2,255,411	4,554,468	—	28,302,874
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares †
	5,351,602	56,410	(5,408,012)	—	—	1,599,530	(336,570)	573,692	—
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	1,320,542	289	(434,201)	886,630	—	8,363,922	2,932,682	—	28,531,743
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	4,473,299	2,836,970	(2,049,377)	5,260,892	1,289,184	(4,983,200)	13,116,893	449,431	60,289,821
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	1,748,636	140,232	—	1,888,868	603,542	—	1,669,036	70,330	10,124,336
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	5,275,972	126,647	(328,356)	5,074,263	—	61,261	3,228,731	1,379,181	56,578,032
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	4,133,941	3,752	(826,216)	3,311,477	—	9,334,008	9,652,436	—	78,978,727
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	1,786,495	333	(742,733)	1,044,095	—	8,565,615	(1,717,587)	—	26,499,117
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	1,561,728	291	(614,277)	947,742	—	7,467,060	(759,794)	—	27,522,435
Total					22,182,348	172,890,925	277,730,211	24,781,443	2,512,351,196

†	Issuer was not an affiliate at the end of period.

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Portfolio Navigator Funds | Annual Report 2019

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2019
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	68,039,339	68,039,339
Equity Funds	—	—	—	2,054,284,746	2,054,284,746
Fixed Income Funds	—	—	—	329,571,588	329,571,588
Money Market Funds	60,455,523	—	—	—	60,455,523
Total Investments in Securities	60,455,523	—	—	2,451,895,673	2,512,351,196
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	45

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	313,285	—	—	—	313,285
Swap Contracts	—	587,020	—	—	587,020
Liability
Futures Contracts	(3,237,864)	—	—	—	(3,237,864)
Total	57,530,944	587,020	—	2,451,895,673	2,510,013,637
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Portfolio Navigator Funds | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $1,014,766,409, $2,607,323,521, $13,642,325,361, respectively)	$1,081,384,457	$3,016,164,634	$17,110,478,980
Margin deposits on:
Futures contracts	1,826,434	9,795,455	65,964,596
Swap contracts	438,910	2,067,270	13,994,930
Receivable for:
Investments sold	1,128,385	2,992,268	15,736,460
Capital shares sold	42,613	13,548	15,712
Dividends	66,443	166,341	464,367
Variation margin for futures contracts	18,009	23,035	170,700
Expense reimbursement due from Investment Manager	—	470	—
Prepaid expenses	3,730	7,692	36,583
Other assets	314	314	314
Total assets	1,084,909,295	3,031,231,027	17,206,862,642
Liabilities
Payable for:
Capital shares purchased	1,170,998	3,005,816	15,752,172
Variation margin for futures contracts	181,756	1,006,148	5,864,840
Variation margin for swap contracts	3,168	14,924	101,029
Management services fees	1,509	4,042	16,813
Distribution and/or service fees	7,435	20,756	117,751
Service fees	55,357	154,046	872,268
Compensation of board members	70,879	140,876	580,321
Compensation of chief compliance officer	233	665	3,816
Other expenses	38,450	53,022	150,281
Total liabilities	1,529,785	4,400,295	23,459,291
Net assets applicable to outstanding capital stock	$1,083,379,510	$3,026,830,732	$17,183,403,351
Represented by
Trust capital	$1,083,379,510	$3,026,830,732	$17,183,403,351
Total - representing net assets applicable to outstanding capital stock	$1,083,379,510	$3,026,830,732	$17,183,403,351
Class 1
Net assets	$172,899	$155,881	$3,412,238
Shares outstanding	11,543	9,358	184,243
Net asset value per share	$14.98	$16.66	$18.52
Class 2
Net assets	$520,608,071	$1,463,901,456	$8,144,403,042
Shares outstanding	34,842,226	88,038,333	440,124,430
Net asset value per share	$14.94	$16.63	$18.50
Class 4
Net assets	$562,598,540	$1,562,773,395	$9,035,588,071
Shares outstanding	37,664,704	93,807,601	487,648,454
Net asset value per share	$14.94	$16.66	$18.53
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	47

Statement of Assets and Liabilities  (continued)
December 31, 2019
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $6,040,008,102, $1,942,633,915, respectively)	$7,737,994,316	$2,512,351,196
Margin deposits on:
Futures contracts	23,129,202	7,467,880
Swap contracts	6,708,957	1,644,977
Receivable for:
Investments sold	7,530,967	2,338,733
Capital shares sold	6,166	107,798
Dividends	441,358	87,900
Variation margin for futures contracts	59,302	34,650
Prepaid expenses	17,729	6,765
Other assets	314	314
Total assets	7,775,888,311	2,524,040,213
Liabilities
Payable for:
Capital shares purchased	7,537,133	2,446,531
Variation margin for futures contracts	2,483,208	687,673
Variation margin for swap contracts	48,432	11,875
Management services fees	10,637	2,730
Distribution and/or service fees	53,125	17,236
Service fees	393,963	127,476
Compensation of board members	309,092	110,611
Compensation of chief compliance officer	1,771	565
Other expenses	88,005	49,882
Total liabilities	10,925,366	3,454,579
Net assets applicable to outstanding capital stock	$7,764,962,945	$2,520,585,634
Represented by
Trust capital	$7,764,962,945	$2,520,585,634
Total - representing net assets applicable to outstanding capital stock	$7,764,962,945	$2,520,585,634
Class 1
Net assets	$9,931,820	$4,083,339
Shares outstanding	490,255	185,414
Net asset value per share	$20.26	$22.02
Class 2
Net assets	$4,208,417,165	$1,403,661,877
Shares outstanding	207,929,634	63,742,879
Net asset value per share	$20.24	$22.02
Class 4
Net assets	$3,546,613,960	$1,112,840,418
Shares outstanding	174,958,624	50,456,136
Net asset value per share	$20.27	$22.06
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Portfolio Navigator Funds | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$24,106,092	$56,719,742	$269,619,383
Other income	38,808	149,710	999,304
Total income	24,144,900	56,869,452	270,618,687
Expenses:
Management services fees	563,358	1,495,232	6,458,492
Distribution and/or service fees
Class 2	1,205,188	3,490,542	19,598,998
Class 4	1,420,220	3,973,353	23,043,761
Service fees	630,442	1,791,536	10,235,175
Compensation of board members	30,925	63,376	291,525
Custodian fees	29,776	31,668	33,623
Printing and postage fees	21,525	50,695	259,952
Audit fees	20,000	20,000	20,000
Legal fees	17,157	35,285	166,914
Compensation of chief compliance officer	220	629	3,623
Other	19,727	45,467	230,851
Total expenses	3,958,538	10,997,783	60,342,914
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(249,739)	—
Total net expenses	3,958,538	10,748,044	60,342,914
Net investment income	20,186,362	46,121,408	210,275,773
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	12,607,640	56,458,785	530,217,118
Capital gain distributions from underlying affiliated funds	3,979,492	11,319,414	110,062,725
Foreign currency translations	(62,150)	(42,055)	(449,209)
Futures contracts	(4,779,311)	(3,411,122)	(86,501,256)
Swap contracts	449,556	1,292,267	7,707,211
Net realized gain	12,195,227	65,617,289	561,036,589
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	77,793,300	276,950,200	1,841,402,213
Foreign currency translations	39,383	61,779	585,553
Futures contracts	(3,087,887)	(11,561,570)	(69,085,871)
Swap contracts	(602,892)	(651,367)	(1,648,500)
Net change in unrealized appreciation (depreciation)	74,141,904	264,799,042	1,771,253,395
Net realized and unrealized gain	86,337,131	330,416,331	2,332,289,984
Net increase in net assets resulting from operations	$106,523,493	$376,537,739	$2,542,565,757
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	49

Statement of Operations  (continued)
Year Ended December 31, 2019
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$343,082
Dividends — affiliated issuers	104,734,807	24,781,443
Other income	293,866	106,258
Total income	105,028,673	25,230,783
Expenses:
Management services fees	3,861,872	1,129,069
Distribution and/or service fees
Class 2	10,503,229	3,465,794
Class 4	9,148,336	2,816,481
Service fees	4,716,826	1,508,326
Compensation of board members	144,753	54,093
Custodian fees	35,101	32,006
Printing and postage fees	123,535	42,845
Audit fees	20,000	20,000
Legal fees	80,910	30,792
Compensation of chief compliance officer	1,672	534
Other	110,799	39,463
Total expenses	28,747,033	9,139,403
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(45,084)
Total net expenses	28,747,033	9,094,319
Net investment income	76,281,640	16,136,464
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	—	2,443,866
Investments — affiliated issuers	405,016,273	172,890,925
Capital gain distributions from underlying affiliated funds	53,864,731	22,182,348
Foreign currency translations	(42,163)	(2,651)
Futures contracts	9,216,835	135,711
Swap contracts	3,281,301	720,873
Net realized gain	471,336,977	198,371,072
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	—	(25,904)
Investments — affiliated issuers	823,436,679	277,730,211
Foreign currency translations	112,564	59,393
Futures contracts	(24,937,636)	(4,480,748)
Swap contracts	306,117	285,570
Net change in unrealized appreciation (depreciation)	798,917,724	273,568,522
Net realized and unrealized gain	1,270,254,701	471,939,594
Net increase in net assets resulting from operations	$1,346,536,341	$488,076,058
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Portfolio Navigator Funds | Annual Report 2019

Statement of Changes in Net Assets
	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$20,186,362	$18,239,080	$46,121,408	$42,696,948
Net realized gain	12,195,227	13,069,203	65,617,289	92,047,431
Net change in unrealized appreciation (depreciation)	74,141,904	(63,597,827)	264,799,042	(260,690,361)
Net increase (decrease) in net assets resulting from operations	106,523,493	(32,289,544)	376,537,739	(125,945,982)
Decrease in net assets from capital stock activity	(44,184,461)	(212,698,167)	(239,794,040)	(523,497,200)
Total increase (decrease) in net assets	62,339,032	(244,987,711)	136,743,699	(649,443,182)
Net assets at beginning of year	1,021,040,478	1,266,028,189	2,890,087,033	3,539,530,215
Net assets at end of year	$1,083,379,510	$1,021,040,478	$3,026,830,732	$2,890,087,033

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	11,645	172,115	—	—	9,727	158,681	—	—
Redemptions	(102)	(1,467)	—	—	(369)	(5,968)	—	—
Net increase	11,543	170,648	—	—	9,358	152,713	—	—
Class 2
Subscriptions	5,071,785	73,533,204	2,297,771	31,309,823	4,557,665	72,994,838	1,309,750	19,753,610
Redemptions	(3,615,856)	(51,744,812)	(7,837,636)	(107,869,942)	(6,053,368)	(95,467,719)	(12,535,581)	(190,607,014)
Net increase (decrease)	1,455,929	21,788,392	(5,539,865)	(76,560,119)	(1,495,703)	(22,472,881)	(11,225,831)	(170,853,404)
Class 4
Subscriptions	2,039,641	29,588,105	1,602,253	21,841,812	707,934	11,329,146	426,625	6,473,381
Redemptions	(6,681,070)	(95,731,606)	(11,478,092)	(157,979,860)	(14,444,813)	(228,803,018)	(23,585,524)	(359,117,177)
Net decrease	(4,641,429)	(66,143,501)	(9,875,839)	(136,138,048)	(13,736,879)	(217,473,872)	(23,158,899)	(352,643,796)
Total net decrease	(3,173,957)	(44,184,461)	(15,415,704)	(212,698,167)	(15,223,224)	(239,794,040)	(34,384,730)	(523,497,200)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	51

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$210,275,773	$193,825,495	$76,281,640	$70,843,949
Net realized gain	561,036,589	754,158,869	471,336,977	511,931,469
Net change in unrealized appreciation (depreciation)	1,771,253,395	(1,925,800,143)	798,917,724	(1,161,902,294)
Net increase (decrease) in net assets resulting from operations	2,542,565,757	(977,815,779)	1,346,536,341	(579,126,876)
Decrease in net assets from capital stock activity	(1,685,092,034)	(2,106,684,362)	(1,223,596,112)	(1,201,433,477)
Total increase (decrease) in net assets	857,473,723	(3,084,500,141)	122,940,229	(1,780,560,353)
Net assets at beginning of year	16,325,929,628	19,410,429,769	7,642,022,716	9,422,583,069
Net assets at end of year	$17,183,403,351	$16,325,929,628	$7,764,962,945	$7,642,022,716

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	207,338	3,698,450	—	—	531,073	10,217,090	—	—
Redemptions	(23,095)	(420,402)	—	—	(40,818)	(780,699)	—	—
Net increase	184,243	3,278,048	—	—	490,255	9,436,391	—	—
Class 2
Subscriptions	4,800,221	84,481,065	2,375,236	40,128,828	658,167	12,654,981	1,249,879	22,936,284
Redemptions	(22,575,202)	(394,588,333)	(34,394,664)	(577,725,044)	(28,331,168)	(536,531,795)	(25,478,904)	(466,274,747)
Net decrease	(17,774,981)	(310,107,268)	(32,019,428)	(537,596,216)	(27,673,001)	(523,876,814)	(24,229,025)	(443,338,463)
Class 4
Subscriptions	191,644	3,297,703	460,896	7,753,192	128,269	2,411,563	146,688	2,708,996
Redemptions	(78,918,045)	(1,381,560,517)	(93,709,307)	(1,576,841,338)	(37,551,062)	(711,567,252)	(41,408,995)	(760,804,010)
Net decrease	(78,726,401)	(1,378,262,814)	(93,248,411)	(1,569,088,146)	(37,422,793)	(709,155,689)	(41,262,307)	(758,095,014)
Total net decrease	(96,317,139)	(1,685,092,034)	(125,267,839)	(2,106,684,362)	(64,605,539)	(1,223,596,112)	(65,491,332)	(1,201,433,477)
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Portfolio Navigator Funds | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$16,136,464	$14,768,181
Net realized gain	198,371,072	151,044,222
Net change in unrealized appreciation (depreciation)	273,568,522	(387,639,794)
Net increase (decrease) in net assets resulting from operations	488,076,058	(221,827,391)
Decrease in net assets from capital stock activity	(348,718,015)	(311,135,698)
Total increase (decrease) in net assets	139,358,043	(532,963,089)
Net assets at beginning of year	2,381,227,591	2,914,190,680
Net assets at end of year	$2,520,585,634	$2,381,227,591

	Variable Portfolio – Aggressive Portfolio
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	199,413	4,143,568	—	—
Redemptions	(13,999)	(292,813)	—	—
Net increase	185,414	3,850,755	—	—
Class 2
Subscriptions	644,563	13,134,931	1,698,958	33,522,592
Redemptions	(8,806,463)	(179,890,637)	(7,027,749)	(140,086,707)
Net decrease	(8,161,900)	(166,755,706)	(5,328,791)	(106,564,115)
Class 4
Subscriptions	144,611	2,958,408	382,175	7,606,595
Redemptions	(9,203,891)	(188,771,472)	(10,635,614)	(212,178,178)
Net decrease	(9,059,280)	(185,813,064)	(10,253,439)	(204,571,583)
Total net decrease	(17,035,766)	(348,718,015)	(15,582,230)	(311,135,698)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	53

Financial Highlights
Variable Portfolio – Conservative Portfolio
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$13.95	0.13	0.90	1.03
Class 2
Year Ended 12/31/2019	$13.49	0.27	1.18	1.45
Year Ended 12/31/2018	$13.90	0.22	(0.63)	(0.41)
Year Ended 12/31/2017	$12.94	0.22	0.74	0.96
Year Ended 12/31/2016	$12.51	0.17	0.26	0.43
Year Ended 12/31/2015	$12.53	0.17	(0.19)	(0.02)
Class 4
Year Ended 12/31/2019	$13.49	0.28	1.17	1.45
Year Ended 12/31/2018	$13.89	0.22	(0.62)	(0.40)
Year Ended 12/31/2017	$12.94	0.21	0.74	0.95
Year Ended 12/31/2016	$12.51	0.17	0.26	0.43
Year Ended 12/31/2015	$12.53	0.17	(0.19)	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Portfolio Navigator Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$14.98	7.38%	0.13%(d)	0.13%(d)	1.10%(d)	18%	$173
Class 2
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.90%	18%	$520,608
Year Ended 12/31/2018	$13.49	(2.95%)	0.37%	0.37%	1.61%	18%	$450,440
Year Ended 12/31/2017	$13.90	7.42%	0.33%	0.33%	1.60%	6%	$541,013
Year Ended 12/31/2016	$12.94	3.44%	0.30%	0.30%	1.34%	14%	$593,909
Year Ended 12/31/2015	$12.51	(0.16%)	0.28%	0.28%	1.35%	27%	$557,777
Class 4
Year Ended 12/31/2019	$14.94	10.75%	0.38%	0.38%	1.94%	18%	$562,599
Year Ended 12/31/2018	$13.49	(2.88%)	0.37%	0.37%	1.60%	18%	$570,600
Year Ended 12/31/2017	$13.89	7.34%	0.33%	0.33%	1.59%	6%	$725,015
Year Ended 12/31/2016	$12.94	3.44%	0.30%	0.30%	1.35%	14%	$873,507
Year Ended 12/31/2015	$12.51	(0.16%)	0.28%	0.28%	1.35%	27%	$890,458
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	55

Financial Highlights
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$15.35	0.26	1.05	1.31
Class 2
Year Ended 12/31/2019	$14.65	0.24	1.74	1.98
Year Ended 12/31/2018	$15.28	0.20	(0.83)	(0.63)
Year Ended 12/31/2017	$13.89	0.19	1.20	1.39
Year Ended 12/31/2016	$13.36	0.16	0.37	0.53
Year Ended 12/31/2015	$13.39	0.17	(0.20)	(0.03)
Class 4
Year Ended 12/31/2019	$14.68	0.25	1.73	1.98
Year Ended 12/31/2018	$15.30	0.20	(0.82)	(0.62)
Year Ended 12/31/2017	$13.92	0.19	1.19	1.38
Year Ended 12/31/2016	$13.38	0.16	0.38	0.54
Year Ended 12/31/2015	$13.42	0.17	(0.21)	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Portfolio Navigator Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$16.66	8.53%	0.12%(d)	0.11%(d)	1.91%(d)	12%	$156
Class 2
Year Ended 12/31/2019	$16.63	13.51%	0.37%	0.36%	1.54%	12%	$1,463,901
Year Ended 12/31/2018	$14.65	(4.12%)	0.36%	0.36%	1.31%	10%	$1,311,637
Year Ended 12/31/2017	$15.28	10.01%	0.33%	0.33%	1.30%	4%	$1,539,179
Year Ended 12/31/2016	$13.89	3.97%	0.30%	0.30%	1.18%	8%	$1,567,642
Year Ended 12/31/2015	$13.36	(0.22%)	0.28%	0.28%	1.25%	22%	$1,566,214
Class 4
Year Ended 12/31/2019	$16.66	13.49%	0.37%	0.36%	1.55%	12%	$1,562,773
Year Ended 12/31/2018	$14.68	(4.05%)	0.36%	0.36%	1.31%	10%	$1,578,450
Year Ended 12/31/2017	$15.30	9.91%	0.33%	0.33%	1.30%	4%	$2,000,352
Year Ended 12/31/2016	$13.92	4.04%	0.30%	0.30%	1.18%	8%	$2,217,158
Year Ended 12/31/2015	$13.38	(0.30%)	0.28%	0.28%	1.25%	22%	$2,428,436
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	57

Financial Highlights
Variable Portfolio – Moderate Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$16.92	0.21	1.39	1.60
Class 2
Year Ended 12/31/2019	$15.93	0.22	2.35	2.57
Year Ended 12/31/2018	$16.87	0.18	(1.12)	(0.94)
Year Ended 12/31/2017	$14.90	0.16	1.81	1.97
Year Ended 12/31/2016	$14.24	0.14	0.52	0.66
Year Ended 12/31/2015	$14.32	0.16	(0.24)	(0.08)
Class 4
Year Ended 12/31/2019	$15.95	0.22	2.36	2.58
Year Ended 12/31/2018	$16.89	0.18	(1.12)	(0.94)
Year Ended 12/31/2017	$14.92	0.16	1.81	1.97
Year Ended 12/31/2016	$14.26	0.14	0.52	0.66
Year Ended 12/31/2015	$14.34	0.16	(0.24)	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Portfolio Navigator Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Moderate Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$18.52	9.46%	0.10%(d)	0.10%(d)	1.38%(d)	9%	$3,412
Class 2
Year Ended 12/31/2019	$18.50	16.13%	0.35%	0.35%	1.23%	9%	$8,144,403
Year Ended 12/31/2018	$15.93	(5.57%)	0.35%	0.35%	1.05%	10%	$7,293,208
Year Ended 12/31/2017	$16.87	13.22%	0.32%	0.32%	1.03%	5%	$8,266,265
Year Ended 12/31/2016	$14.90	4.64%	0.29%	0.29%	0.97%	6%	$7,712,231
Year Ended 12/31/2015	$14.24	(0.56%)	0.28%	0.28%	1.13%	23%	$7,690,136
Class 4
Year Ended 12/31/2019	$18.53	16.18%	0.35%	0.35%	1.23%	9%	$9,035,588
Year Ended 12/31/2018	$15.95	(5.56%)	0.35%	0.35%	1.05%	10%	$9,032,721
Year Ended 12/31/2017	$16.89	13.20%	0.32%	0.32%	1.03%	5%	$11,144,165
Year Ended 12/31/2016	$14.92	4.63%	0.29%	0.29%	0.97%	6%	$11,452,377
Year Ended 12/31/2015	$14.26	(0.56%)	0.28%	0.28%	1.13%	23%	$12,531,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	59

Financial Highlights
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$18.37	0.18	1.71	1.89
Class 2
Year Ended 12/31/2019	$17.05	0.18	3.01	3.19
Year Ended 12/31/2018	$18.34	0.15	(1.44)	(1.29)
Year Ended 12/31/2017	$15.79	0.13	2.42	2.55
Year Ended 12/31/2016	$15.00	0.12	0.67	0.79
Year Ended 12/31/2015	$15.11	0.14	(0.25)	(0.11)
Class 4
Year Ended 12/31/2019	$17.07	0.18	3.02	3.20
Year Ended 12/31/2018	$18.37	0.15	(1.45)	(1.30)
Year Ended 12/31/2017	$15.81	0.13	2.43	2.56
Year Ended 12/31/2016	$15.02	0.12	0.67	0.79
Year Ended 12/31/2015	$15.14	0.14	(0.26)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Portfolio Navigator Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$20.26	10.29%	0.12%(d)	0.12%(d)	1.11%(d)	10%	$9,932
Class 2
Year Ended 12/31/2019	$20.24	18.71%	0.37%	0.37%	0.97%	10%	$4,208,417
Year Ended 12/31/2018	$17.05	(7.03%)	0.36%	0.36%	0.80%	10%	$4,016,103
Year Ended 12/31/2017	$18.34	16.15%	0.33%	0.33%	0.79%	6%	$4,764,394
Year Ended 12/31/2016	$15.79	5.27%	0.30%	0.30%	0.78%	9%	$4,463,979
Year Ended 12/31/2015	$15.00	(0.73%)	0.28%	0.28%	0.89%	24%	$4,668,252
Class 4
Year Ended 12/31/2019	$20.27	18.75%	0.37%	0.37%	0.97%	10%	$3,546,614
Year Ended 12/31/2018	$17.07	(7.08%)	0.36%	0.36%	0.80%	10%	$3,625,919
Year Ended 12/31/2017	$18.37	16.19%	0.33%	0.33%	0.78%	6%	$4,658,189
Year Ended 12/31/2016	$15.81	5.26%	0.30%	0.30%	0.78%	9%	$4,841,529
Year Ended 12/31/2015	$15.02	(0.79%)	0.28%	0.28%	0.88%	24%	$5,526,022
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	61

Financial Highlights
Variable Portfolio – Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$19.79	0.14	2.09	2.23
Class 2
Year Ended 12/31/2019	$18.11	0.13	3.78	3.91
Year Ended 12/31/2018	$19.81	0.11	(1.81)	(1.70)
Year Ended 12/31/2017	$16.66	0.10	3.05	3.15
Year Ended 12/31/2016	$15.73	0.09	0.84	0.93
Year Ended 12/31/2015	$15.85	0.10	(0.22)	(0.12)
Class 4
Year Ended 12/31/2019	$18.13	0.13	3.80	3.93
Year Ended 12/31/2018	$19.84	0.11	(1.82)	(1.71)
Year Ended 12/31/2017	$16.69	0.10	3.05	3.15
Year Ended 12/31/2016	$15.75	0.09	0.85	0.94
Year Ended 12/31/2015	$15.87	0.10	(0.22)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Portfolio Navigator Funds | Annual Report 2019

Financial Highlights  (continued)
Variable Portfolio – Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$22.02	11.27%	0.11%(d)	0.11%(d)	0.78%(d)	14%	$4,083
Class 2
Year Ended 12/31/2019	$22.02	21.59%	0.36%	0.36%	0.64%	14%	$1,403,662
Year Ended 12/31/2018	$18.11	(8.58%)	0.36%	0.36%	0.53%	10%	$1,301,923
Year Ended 12/31/2017	$19.81	18.91%	0.33%	0.33%	0.53%	9%	$1,529,935
Year Ended 12/31/2016	$16.66	5.91%	0.30%	0.30%	0.54%	8%	$1,371,164
Year Ended 12/31/2015	$15.73	(0.76%)	0.28%	0.28%	0.62%	26%	$1,418,902
Class 4
Year Ended 12/31/2019	$22.06	21.68%	0.36%	0.36%	0.64%	14%	$1,112,840
Year Ended 12/31/2018	$18.13	(8.62%)	0.36%	0.36%	0.53%	10%	$1,079,305
Year Ended 12/31/2017	$19.84	18.87%	0.33%	0.33%	0.53%	9%	$1,384,255
Year Ended 12/31/2016	$16.69	5.97%	0.30%	0.30%	0.54%	8%	$1,414,635
Year Ended 12/31/2015	$15.75	(0.76%)	0.28%	0.28%	0.61%	26%	$1,608,428
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2019	63

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio – Conservative Portfolio; Variable Portfolio – Moderately Conservative Portfolio; Variable Portfolio – Moderate Portfolio; Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio.
Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 4 shares. Class 1 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Class 2 shares are offered to Contracts issued by affiliated life insurance companies, RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (Participating Insurance Companies). Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by Participating Insurance Companies. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
64	Portfolio Navigator Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Each Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund
Portfolio Navigator Funds | Annual Report 2019	65

Notes to Financial Statements  (continued)
December 31, 2019
may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Each Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s
66	Portfolio Navigator Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Portfolio Navigator Funds | Annual Report 2019	67

Notes to Financial Statements  (continued)
December 31, 2019
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	156,626*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	327,779*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	641,920*
Total		969,699

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
68	Portfolio Navigator Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	449,556	449,556
Equity risk	(10,569,457)	—	(10,569,457)
Interest rate risk	5,790,146	—	5,790,146
Total	(4,779,311)	449,556	(4,329,755)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(602,892)	(602,892)
Equity risk	(940,778)	—	(940,778)
Interest rate risk	(2,147,109)	—	(2,147,109)
Total	(3,087,887)	(602,892)	(3,690,779)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	89,602,289
Futures contracts — short	46,964,663
Credit default swap contracts — sell protection	16,720,500

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Variable Portfolio – Moderately Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	737,717*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	9,328*
Total		747,045

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	3,410,297*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	2,733,904*
Total		6,144,201

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Portfolio Navigator Funds | Annual Report 2019	69

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	(20,245,173)	1,292,267	(18,952,906)
Interest rate risk	16,834,051	—	16,834,051
Total	(3,411,122)	1,292,267	(2,118,855)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(651,367)	(651,367)
Equity risk	(4,816,875)	—	(4,816,875)
Interest rate risk	(6,744,695)	—	(6,744,695)
Total	(11,561,570)	(651,367)	(12,212,937)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	186,052,160
Futures contracts — short	155,421,499
Credit default swap contracts — sell protection	78,753,750

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Variable Portfolio – Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	4,994,169*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	25,767,274*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	11,465,770*
Total		37,233,044

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
70	Portfolio Navigator Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	7,707,211	7,707,211
Equity risk	(163,127,109)	—	(163,127,109)
Interest rate risk	76,625,853	—	76,625,853
Total	(86,501,256)	7,707,211	(78,794,045)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(1,648,500)	(1,648,500)
Equity risk	(37,047,892)	—	(37,047,892)
Interest rate risk	(32,037,979)	—	(32,037,979)
Total	(69,085,871)	(1,648,500)	(70,734,371)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	797,558,242
Futures contracts — short	1,051,723,535
Credit default swap contracts — sell protection	533,144,250

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Variable Portfolio – Moderately Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	2,394,130*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	22,018*
Total		2,416,148

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	7,053,960*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	5,849,324*
Total		12,903,284

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Portfolio Navigator Funds | Annual Report 2019	71

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	3,281,301	3,281,301
Equity risk	(31,607,299)	—	(31,607,299)
Interest rate risk	40,824,134	—	40,824,134
Total	9,216,835	3,281,301	12,498,136

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	306,117	306,117
Equity risk	(8,542,534)	—	(8,542,534)
Interest rate risk	(16,395,102)	—	(16,395,102)
Total	(24,937,636)	306,117	(24,631,519)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	339,585,597
Futures contracts — short	315,802,687
Credit default swap contracts — sell protection	255,581,250

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Variable Portfolio – Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	587,020*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	313,285*
Total		900,305

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	2,238,430*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	999,434*
Total		3,237,864

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
72	Portfolio Navigator Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	720,873	720,873
Equity risk	(8,078,946)	—	(8,078,946)
Interest rate risk	8,214,657	—	8,214,657
Total	135,711	720,873	856,584

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	285,570	285,570
Equity risk	(1,775,532)	—	(1,775,532)
Interest rate risk	(2,705,216)	—	(2,705,216)
Total	(4,480,748)	285,570	(4,195,178)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	108,428,143
Futures contracts — short	101,740,317
Credit default swap contracts — sell protection	62,666,250

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Variable Portfolio – Conservative Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	3,168
Total financial and derivative net assets	(3,168)
Total collateral received (pledged) (b)	(3,168)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Portfolio Navigator Funds | Annual Report 2019	73

Notes to Financial Statements  (continued)
December 31, 2019
Variable Portfolio – Moderately Conservative Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	14,924
Total financial and derivative net assets	(14,924)
Total collateral received (pledged) (b)	(14,924)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Moderate Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	101,029
Total financial and derivative net assets	(101,029)
Total collateral received (pledged) (b)	(101,029)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Moderately Aggressive Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	48,432
Total financial and derivative net assets	(48,432)
Total collateral received (pledged) (b)	(48,432)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Aggressive Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	11,875
Total financial and derivative net assets	(11,875)
Total collateral received (pledged) (b)	(11,875)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
74	Portfolio Navigator Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Portfolio Navigator Funds | Annual Report 2019	75

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee to the Investment Manager, third party funds, derivatives and individual securities.
The effective management services fee rates based on each Fund’s average daily net assets for the year ended December 31, 2019 were as follows:
Effective management services fee rate (%)
Variable Portfolio – Conservative Portfolio	0.05
Variable Portfolio – Moderately Conservative Portfolio	0.05
Variable Portfolio – Moderate Portfolio	0.04
Variable Portfolio – Moderately Aggressive Portfolio	0.05
Variable Portfolio – Aggressive Portfolio	0.04
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
76	Portfolio Navigator Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
For the year ended December 31, 2019, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee rate (%)
Variable Portfolio – Conservative Portfolio	0.06
Variable Portfolio – Moderately Conservative Portfolio	0.06
Variable Portfolio – Moderate Portfolio	0.06
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.06
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020			Prior to May 1, 2019
	Class 1 (%)	Class 2 (%)	Class 4 (%)	Class 1 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Conservative Portfolio	0.22	0.47	0.47	0.16	0.41	0.41
Variable Portfolio - Moderately Conservative Portfolio	0.11	0.36	0.36	0.11	0.36	0.36
Variable Portfolio - Moderate Portfolio	0.24	0.49	0.49	0.19	0.44	0.44
Variable Portfolio - Moderately Aggressive Portfolio	0.22	0.47	0.47	0.16	0.41	0.41
Variable Portfolio - Aggressive Portfolio	0.11	0.36	0.36	0.17	0.42	0.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Portfolio Navigator Funds | Annual Report 2019	77

Notes to Financial Statements  (continued)
December 31, 2019
Note 4. Portfolio information
For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Variable Portfolio – Conservative Portfolio	175,691,446	191,946,997
Variable Portfolio – Moderately Conservative Portfolio	333,465,141	504,278,260
Variable Portfolio – Moderate Portfolio	1,525,651,513	2,817,178,498
Variable Portfolio – Moderately Aggressive Portfolio	744,460,692	1,765,141,944
Variable Portfolio – Aggressive Portfolio	338,869,930	601,181,725
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 6. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
No Fund had borrowings during the year ended December 31, 2019.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2019, the Investment Manager and affiliates owned 100% of Class 1, Class 2 and Class 4 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
78	Portfolio Navigator Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Portfolio Navigator Funds | Annual Report 2019	79

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, and Variable Portfolio – Aggressive Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Variable Portfolio - Conservative Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio, and Variable Portfolio - Aggressive Portfolio (five of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
80	Portfolio Navigator Funds | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Funds’ operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Portfolio Navigator Funds | Annual Report 2019	81

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
82	Portfolio Navigator Funds | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Portfolio Navigator Funds | Annual Report 2019	83

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
84	Portfolio Navigator Funds | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Portfolio Navigator Funds | Annual Report 2019	85

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. Each Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
86	Portfolio Navigator Funds | Annual Report 2019

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Portfolio Navigator Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6534 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Overseas Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Overseas Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Overseas Core Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2018
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	25.47	5.70	5.69
Class 2*	05/03/10	25.15	5.42	5.42
Class 3	01/13/92	25.32	5.57	5.57
MSCI EAFE Index (Net)		22.01	5.67	5.50
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2018 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Overseas Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	7.8
Consumer Discretionary	8.6
Consumer Staples	13.8
Energy	9.7
Financials	15.8
Health Care	14.3
Industrials	14.4
Information Technology	6.1
Materials	5.0
Real Estate	3.6
Utilities	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2019)
Australia	1.3
Canada	7.3
China	2.0
Denmark	0.6
Finland	3.5
France	7.1
Germany	4.1
Hong Kong	1.1
Ireland	0.1
Israel	1.7
Italy	1.1
Japan	25.3
Netherlands	10.6
Norway	2.5
Country breakdown (%) (at December 31, 2019)
Pakistan	0.5
Russian Federation	0.9
Singapore	1.0
South Korea	2.7
Spain	3.3
Sweden	1.4
Switzerland	3.9
Taiwan	0.6
United Kingdom	11.8
United States(a)	5.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
At December 31, 2019, approximately 74.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 25.32% and outperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.01% for the same time period. During the period, the Fund’s overall sector positioning detracted from performance, driven almost entirely by a sizable overweight to energy stocks, which underperformed despite a 35% increase in oil prices during 2019. However, strong stock selection, particularly within industrials, more than offset the decline from sector positioning.
Equity markets received ample support from central banks
Monetary policy was highly supportive of global equity markets during the 12-month period. Interest rates fell across most of the developed world as central banks provided stimulus in the form of lower short-term rates and quantitative easing. Over the first half of the year, the global economy continued to expand but also to decelerate. Economic deceleration kept central bank policies dovish, which supported the overall market, but also caused investors to favor stocks whose earnings are not highly correlated with the economic cycle, such as health care and portions of the technology sector. Beginning in July, the economic growth rate began to pick up, which caused investors to favor cyclically-oriented stocks. The ongoing trade war between the United States and China had a dampening effect on economic growth during the 12-month period, as companies were forced to put investment plans on hold and await greater clarity surrounding the future rules of economic engagement between the two countries. The underlying expectation was that some type of trade truce would be declared in the run-up to the 2020 U.S. presidential election. In fact, a phase U.S./China trade agreement was reported at year end. Crude oil prices were volatile during the year but ultimately rose from $44.50 to $61.06 per barrel. Despite the price rise, energy stocks represented the bottom-performing market sector in 2019. Lastly, additional clarity was forthcoming regarding Britain’s exit from the European Union; the removal of some of the uncertainty was viewed favorably by investors.
Industry allocation and security selection
During the 12-month period, the Fund’s overall sector positioning detracted from performance, driven almost entirely by a sizable overweight to energy stocks, which underperformed despite a 35% increase in oil prices during 2019. However, strong stock selection, particularly within industrials, more than offset the decline. The Fund’s country allocation also constrained performance, but once again strong stock selection more than compensated. An underweight to Switzerland represented a significant detractor from returns as the country performed well.
The largest individual contributor to relative performance was the Fund’s position in the tanker company BW LPG Ltd. (Norway). Shares of the company, which possesses a fleet of large LPG (liquid petroleum gas) carriers, nearly doubled in price during 2019. BW LPG, which had been trading at depressed valuations since mid-2016, benefited from significant earnings upgrades, driven by an expansion of the price differential for propane between the United States and Asia. This, in turn, drove significant demand for LPG carrier capacity. In addition, the Fund’s holdings in Greene King PLC, the U.K.’s largest pub operator, benefited from the company’s takeover by CK Asset Holdings of Hong Kong at a significant premium to the pre-announcement price. Individual detractors included the Fund’s position in the German diversified chemical company Covestro AG, whose earnings were downgraded on concerns that the company’s key end markets were continuing to show weakness. Holdings in the Dutch financial firm ABN AMRO Bank NV, which was accused of poor anti-money laundering practices and is currently being investigated by EU officials, also detracted.
At period’s end
At the close of the reporting period, our expectation was that global growth would continue to improve as the lagged effect of lower interest rates served as a stimulant to business activity. We believed that these effects should help to sustain the slow rise in interest rates and steeper yield curves we had seen since early September 2019. From a portfolio perspective, this environment, in our view, should favor the deep value, cyclical portions of the market over the stable and longer term oriented growth stocks that have represented market leadership for much of the past 10 years. In the longer term, we believed that
6	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
inflation, which has been in a 40-year decline, and is therefore of negligible concern to capital markets at present, could become a much more relevant consideration for investors. The likely catalyst for such a shift is the formalized move to coordinated fiscal and monetary policy that we see as imminent over the course of the next political cycle. We believed that one of the few areas of agreement across the two main U.S. political parties is the desire for increased government spending, a desire shared across much of the developed world.
In terms of the Fund, at the end of the period, we maintained a modestly pro-cyclical posture for the portfolio, in line with our view that global economic growth should strengthen over the next 12 months.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,098.00	1,020.94	4.76	4.58	0.89
Class 2	1,000.00	1,000.00	1,096.40	1,019.67	6.09	5.87	1.14
Class 3	1,000.00	1,000.00	1,097.50	1,020.33	5.40	5.20	1.01
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Australia 1.3%
Ansell Ltd.	802,287	16,336,894
Canada 7.3%
Alimentation Couche-Tard, Inc., Class B	712,945	22,625,593
Cameco Corp.	1,345,522	11,975,146
Cott Corp.	1,912,166	26,158,431
Stars Group, Inc. (The)(a)	592,450	15,461,962
Yamana Gold, Inc.	4,061,630	16,043,438
Total		92,264,570
China 2.0%
BeiGene Ltd., ADR(a)	9,641	1,598,092
Tencent Holdings Ltd.	487,200	23,471,424
Total		25,069,516
Denmark 0.6%
Novo Nordisk A/S, Class B	133,422	7,731,649
Finland 3.4%
Neste OYJ	303,913	10,574,693
UPM-Kymmene OYJ	668,020	23,176,618
Valmet OYJ	404,954	9,710,760
Total		43,462,071
France 7.1%
BNP Paribas SA	264,319	15,710,617
Capgemini SE	206,071	25,203,491
DBV Technologies SA, ADR(a)	241,725	2,586,457
Eiffage SA	165,222	18,955,402
Sanofi	141,196	14,179,956
Total SA	229,535	12,737,015
Total		89,372,938
Germany 4.1%
Aroundtown SA	1,790,795	16,084,521
Bayer AG, Registered Shares	162,651	13,222,981
Covestro AG	310,653	14,454,721
Duerr AG	232,121	7,915,592
Total		51,677,815
Hong Kong 1.1%
WH Group Ltd.	13,075,500	13,519,728
Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 0.1%
Amarin Corp. PLC, ADR(a)	75,700	1,623,008
Israel 1.7%
Bank Hapoalim BM	1,862,504	15,467,705
Bezeq Israeli Telecommunication Corp., Ltd.(a)	7,981,782	6,428,227
Total		21,895,932
Italy 1.1%
Recordati SpA	335,971	14,162,768
Japan 25.2%
Amano Corp.	580,100	17,676,649
Bandai Namco Holdings, Inc.	123,400	7,506,693
BayCurrent Consulting, Inc.	247,400	12,630,777
CYBERDYNE, Inc.(a)	250,300	1,298,826
Invincible Investment Corp.	27,991	15,946,279
ITOCHU Corp.	1,001,500	23,211,450
Kinden Corp.	512,700	7,966,050
Koito Manufacturing Co., Ltd.	242,900	11,247,714
Matsumotokiyoshi Holdings Co., Ltd.	601,800	23,298,667
Meitec Corp.	145,800	8,191,816
Mitsubishi UFJ Financial Group, Inc.	2,680,600	14,492,226
Nihon M&A Center, Inc.	527,900	18,166,491
Nippon Telegraph & Telephone Corp.	911,600	23,039,497
ORIX Corp.	1,187,500	19,678,499
Round One Corp.	1,027,100	9,932,189
Shionogi & Co., Ltd.	276,500	17,104,711
Ship Healthcare Holdings, Inc.	146,100	6,739,783
Sony Corp.	358,700	24,354,911
Subaru Corp.	522,200	12,934,806
Takeda Pharmaceutical Co., Ltd.	730,085	28,876,484
Takuma Co., Ltd.	476,800	5,703,075
ValueCommerce Co., Ltd.	339,500	7,270,204
Total		317,267,797
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 10.6%
ABN AMRO Bank NV	996,662	18,165,499
ASR Nederland NV	475,756	17,829,195
ING Groep NV	1,215,736	14,616,079
Koninklijke Ahold Delhaize NV	916,353	22,975,166
Royal Dutch Shell PLC, Class A	1,350,174	39,809,772
Signify NV	625,152	19,566,507
Total		132,962,218
Norway 2.5%
BW LPG Ltd.	1,102,672	9,262,303
SalMar ASA	432,971	22,188,127
Total		31,450,430
Pakistan 0.5%
Lucky Cement Ltd.	1,155,550	3,196,125
Oil & Gas Development Co., Ltd.	3,055,500	2,812,673
Total		6,008,798
Russian Federation 0.9%
Sberbank of Russia PJSC, ADR	685,078	11,286,292
Singapore 1.0%
DBS Group Holdings Ltd.	642,800	12,393,982
South Korea 2.7%
Hyundai Home Shopping Network Corp.	106,149	7,388,988
Samsung Electronics Co., Ltd.	357,741	17,238,423
Youngone Corp.	299,315	8,864,662
Total		33,492,073
Spain 3.3%
ACS Actividades de Construccion y Servicios SA	524,271	21,030,690
Endesa SA	408,792	10,916,681
Tecnicas Reunidas SA(a)	365,684	9,810,116
Total		41,757,487
Sweden 1.4%
Granges AB	436,246	4,606,757
Hemfosa Fastigheter AB	1,014,289	13,135,667
Total		17,742,424
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 3.9%
Nestlé SA, Registered Shares	178,256	19,298,934
Roche Holding AG, Genusschein Shares	92,579	30,088,436
Total		49,387,370
Taiwan 0.6%
Parade Technologies Ltd.	342,000	7,030,150
United Kingdom 11.8%
BP PLC	2,511,764	15,801,022
British American Tobacco PLC	495,485	21,059,146
BT Group PLC	4,687,204	11,943,891
Crest Nicholson Holdings PLC	1,462,464	8,394,031
DCC PLC	287,907	24,972,819
GW Pharmaceuticals PLC, ADR(a)	21,072	2,203,288
John Wood Group PLC	1,522,097	8,072,758
Just Group PLC(a)	9,390,954	9,827,012
Legal & General Group PLC	4,666,705	18,746,420
TP ICAP PLC	3,284,237	17,804,754
WPP PLC	668,174	9,402,721
Total		148,227,862
United States 4.2%
ACADIA Pharmaceuticals, Inc.(a)	39,100	1,672,698
Aerie Pharmaceuticals, Inc.(a)	138,430	3,345,853
Alexion Pharmaceuticals, Inc.(a)	40,158	4,343,088
Broadcom, Inc.	28,574	9,029,955
Burford Capital Ltd.	1,054,842	9,941,923
Insmed, Inc.(a)	105,187	2,511,865
Liberty Global PLC, Class C(a)	674,994	14,711,494
Puma Biotechnology, Inc.(a),(b)	51,912	454,230
Quotient Ltd.(a)	537,494	5,111,568
Sage Therapeutics, Inc.(a)	20,582	1,485,815
Total		52,608,489
Total Common Stocks (Cost $1,240,760,932)		1,238,732,261

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
United States 1.0%
iShares MSCI EAFE ETF	170,933	11,869,587
Total Exchange-Traded Equity Funds (Cost $10,966,507)		11,869,587

Money Market Funds 0.4%

Columbia Short-Term Cash Fund, 1.699%(c),(d)	5,495,452	5,494,903
Total Money Market Funds (Cost $5,494,903)		5,494,903
Total Investments in Securities (Cost $1,257,222,342)		1,256,096,751
Other Assets & Liabilities, Net		2,505,929
Net Assets		$1,258,602,680
At December 31, 2019, securities and/or cash totaling $520,000 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
55,558,000 CAD	42,198,660 USD	State Street	02/05/2020	—	(593,168)
15,438,000 GBP	20,428,303 USD	State Street	02/05/2020	—	(40,663)
49,898,000 ILS	14,405,662 USD	State Street	02/05/2020	—	(68,186)
3,506,570,000 JPY	32,445,439 USD	State Street	02/05/2020	112,630	—
29,301,380,000 KRW	24,666,538 USD	State Street	02/05/2020	—	(704,472)
153,654,000 NOK	16,887,261 USD	State Street	02/05/2020	—	(617,198)
48,306,417 USD	70,047,000 AUD	State Street	02/05/2020	891,021	—
23,490,977 USD	22,959,000 CHF	State Street	02/05/2020	288,815	—
7,227,357 USD	48,272,000 DKK	State Street	02/05/2020	35,416	—
24,091,408 USD	21,543,000 EUR	State Street	02/05/2020	124,293	—
7,239,548 USD	67,731,000 SEK	State Street	02/05/2020	3,643	—
12,012,134 USD	16,299,000 SGD	State Street	02/05/2020	109,741	—
Total				1,565,559	(2,023,687)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	7,706,653	279,194,495	(281,405,696)	5,495,452	(591)	—	169,259	5,494,903
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	16,336,894	—	16,336,894
Canada	92,264,570	—	—	92,264,570
China	1,598,092	23,471,424	—	25,069,516
Denmark	—	7,731,649	—	7,731,649
Finland	—	43,462,071	—	43,462,071
France	2,586,457	86,786,481	—	89,372,938
Germany	—	51,677,815	—	51,677,815
Hong Kong	—	13,519,728	—	13,519,728
Ireland	1,623,008	—	—	1,623,008
Israel	—	21,895,932	—	21,895,932
Italy	—	14,162,768	—	14,162,768
Japan	—	317,267,797	—	317,267,797
Netherlands	—	132,962,218	—	132,962,218
Norway	—	31,450,430	—	31,450,430
Pakistan	—	6,008,798	—	6,008,798
Russian Federation	—	11,286,292	—	11,286,292
Singapore	—	12,393,982	—	12,393,982
South Korea	—	33,492,073	—	33,492,073
Spain	—	41,757,487	—	41,757,487
Sweden	—	17,742,424	—	17,742,424
Switzerland	—	49,387,370	—	49,387,370
Taiwan	—	7,030,150	—	7,030,150
United Kingdom	2,203,288	146,024,574	—	148,227,862
United States	42,666,566	9,941,923	—	52,608,489
Total Common Stocks	142,941,981	1,095,790,280	—	1,238,732,261
Exchange-Traded Equity Funds	11,869,587	—	—	11,869,587
Money Market Funds	5,494,903	—	—	5,494,903
Total Investments in Securities	160,306,471	1,095,790,280	—	1,256,096,751
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,565,559	—	1,565,559
Liability
Forward Foreign Currency Exchange Contracts	—	(2,023,687)	—	(2,023,687)
Total	160,306,471	1,095,332,152	—	1,255,638,623
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	13

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,251,727,439)	$1,250,601,848
Affiliated issuers (cost $5,494,903)	5,494,903
Cash collateral held at broker for:
Forward foreign currency exchange contracts	520,000
Unrealized appreciation on forward foreign currency exchange contracts	1,565,559
Receivable for:
Dividends	1,721,415
Foreign tax reclaims	1,608,783
Prepaid expenses	3,853
Total assets	1,261,516,361
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,023,687
Payable for:
Capital shares purchased	540,275
Management services fees	28,318
Distribution and/or service fees	1,262
Service fees	26,419
Compensation of board members	142,635
Compensation of chief compliance officer	245
Other expenses	150,840
Total liabilities	2,913,681
Net assets applicable to outstanding capital stock	$1,258,602,680
Represented by
Paid in capital	1,233,757,615
Total distributable earnings (loss)	24,845,065
Total - representing net assets applicable to outstanding capital stock	$1,258,602,680
Class 1
Net assets	$948,376,909
Shares outstanding	70,752,614
Net asset value per share	$13.40
Class 2
Net assets	$59,746,019
Shares outstanding	4,484,291
Net asset value per share	$13.32
Class 3
Net assets	$250,479,752
Shares outstanding	18,720,029
Net asset value per share	$13.38
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$38,339,671
Dividends — affiliated issuers	169,259
Foreign taxes withheld	(3,890,467)
Total income	34,618,463
Expenses:
Management services fees	9,290,306
Distribution and/or service fees
Class 2	140,504
Class 3	303,677
Service fees	224,146
Compensation of board members	38,962
Custodian fees	166,800
Printing and postage fees	67,160
Audit fees	61,777
Legal fees	17,612
Compensation of chief compliance officer	233
Other	38,555
Total expenses	10,349,732
Net investment income	24,268,731
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	26,137,509
Investments — affiliated issuers	(591)
Foreign currency translations	(54,333)
Forward foreign currency exchange contracts	(3,255,893)
Options purchased	(2,028,837)
Options contracts written	649,782
Net realized gain	21,447,637
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	202,673,507
Foreign currency translations	26,455
Forward foreign currency exchange contracts	221,028
Net change in unrealized appreciation (depreciation)	202,920,990
Net realized and unrealized gain	224,368,627
Net increase in net assets resulting from operations	$248,637,358
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$24,268,731	$21,952,848
Net realized gain	21,447,637	189,926,613
Net change in unrealized appreciation (depreciation)	202,920,990	(409,332,467)
Net increase (decrease) in net assets resulting from operations	248,637,358	(197,453,006)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(134,978,905)	(21,103,231)
Class 2	(9,057,810)	(1,584,409)
Class 3	(39,514,711)	(7,664,591)
Total distributions to shareholders	(183,551,426)	(30,352,231)
Increase in net assets from capital stock activity	206,973,857	42,374,413
Total increase (decrease) in net assets	272,059,789	(185,430,824)
Net assets at beginning of year	986,542,891	1,171,973,715
Net assets at end of year	$1,258,602,680	$986,542,891

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	7,883,344	107,132,438	5,811,452	86,792,495
Distributions reinvested	10,966,015	134,978,905	1,404,029	21,103,231
Redemptions	(3,541,482)	(46,693,584)	(2,213,972)	(32,991,670)
Net increase	15,307,877	195,417,759	5,001,509	74,904,056
Class 2
Subscriptions	329,845	4,258,973	328,681	4,869,227
Distributions reinvested	740,900	9,057,810	105,958	1,584,409
Redemptions	(634,490)	(8,373,152)	(682,247)	(10,189,601)
Net increase (decrease)	436,255	4,943,631	(247,608)	(3,735,965)
Class 3
Subscriptions	22,054	279,386	17,816	269,941
Distributions reinvested	3,216,777	39,514,711	510,670	7,664,591
Redemptions	(2,507,214)	(33,181,630)	(2,476,754)	(36,728,210)
Net increase (decrease)	731,617	6,612,467	(1,948,268)	(28,793,678)
Total net increase	16,475,749	206,973,857	2,805,633	42,374,413
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

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Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$12.74	0.29	2.71	3.00	(0.29)	(2.05)	(2.34)
Year Ended 12/31/2018	$15.71	0.29	(2.84)	(2.55)	(0.42)	—	(0.42)
Year Ended 12/31/2017	$12.58	0.19	3.23	3.42	(0.29)	—	(0.29)
Year Ended 12/31/2016	$13.60	0.22	(1.04)	(0.82)	(0.20)	—	(0.20)
Year Ended 12/31/2015	$13.06	0.13	0.55	0.68	(0.14)	—	(0.14)
Class 2
Year Ended 12/31/2019	$12.67	0.26	2.69	2.95	(0.25)	(2.05)	(2.30)
Year Ended 12/31/2018	$15.62	0.26	(2.83)	(2.57)	(0.38)	—	(0.38)
Year Ended 12/31/2017	$12.52	0.16	3.20	3.36	(0.26)	—	(0.26)
Year Ended 12/31/2016	$13.55	0.22	(1.07)	(0.85)	(0.18)	—	(0.18)
Year Ended 12/31/2015	$13.02	0.08	0.56	0.64	(0.11)	—	(0.11)
Class 3
Year Ended 12/31/2019	$12.72	0.28	2.70	2.98	(0.27)	(2.05)	(2.32)
Year Ended 12/31/2018	$15.68	0.28	(2.84)	(2.56)	(0.40)	—	(0.40)
Year Ended 12/31/2017	$12.56	0.18	3.22	3.40	(0.28)	—	(0.28)
Year Ended 12/31/2016	$13.58	0.21	(1.04)	(0.83)	(0.19)	—	(0.19)
Year Ended 12/31/2015	$13.05	0.11	0.55	0.66	(0.13)	—	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$13.40	25.47%	0.89%	0.89%	2.21%	39%	$948,377
Year Ended 12/31/2018	$12.74	(16.63%)	0.89%(c)	0.89%(c)	1.96%	113%	$706,469
Year Ended 12/31/2017	$15.71	27.52%	0.91%	0.90%	1.38%	41%	$792,289
Year Ended 12/31/2016	$12.58	(6.00%)	0.93%(d)	0.89%(d)	1.76%	57%	$604,967
Year Ended 12/31/2015	$13.60	5.20%	1.01%	0.93%	0.91%	57%	$11,981
Class 2
Year Ended 12/31/2019	$13.32	25.15%	1.14%	1.14%	1.95%	39%	$59,746
Year Ended 12/31/2018	$12.67	(16.81%)	1.14%(c)	1.14%(c)	1.75%	113%	$51,287
Year Ended 12/31/2017	$15.62	27.18%	1.16%	1.15%	1.13%	41%	$67,097
Year Ended 12/31/2016	$12.52	(6.27%)	1.17%(d)	1.14%(d)	1.77%	57%	$57,342
Year Ended 12/31/2015	$13.55	4.94%	1.28%	1.18%	0.61%	57%	$16,240
Class 3
Year Ended 12/31/2019	$13.38	25.32%	1.01%	1.01%	2.09%	39%	$250,480
Year Ended 12/31/2018	$12.72	(16.70%)	1.02%(c)	1.02%(c)	1.88%	113%	$228,786
Year Ended 12/31/2017	$15.68	27.37%	1.04%	1.03%	1.26%	41%	$312,588
Year Ended 12/31/2016	$12.56	(6.10%)	1.07%(d)	1.03%(d)	1.66%	57%	$280,282
Year Ended 12/31/2015	$13.58	5.03%	1.14%	1.05%	0.79%	57%	$314,648
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	19

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Overseas Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
20	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
22	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,565,559

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,023,687
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	649,782	(2,028,837)	(1,379,055)
Foreign exchange risk	(3,255,893)	—	—	(3,255,893)
Total	(3,255,893)	649,782	(2,028,837)	(4,634,948)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category				Forward foreign currency exchange contracts ($)
Foreign exchange risk				221,028
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average value ($)*
Options contracts — purchased	252,196
Options contracts — written	(17,872)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,103,425	(1,360,720)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
State Street ($)
Assets
Forward foreign currency exchange contracts	1,565,559
Liabilities
Forward foreign currency exchange contracts	2,023,687
Total financial and derivative net assets	(458,128)
Total collateral received (pledged) (a)	(458,128)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
24	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.83% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. At present, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement. Threadneedle previously provided subadvisory services pursuant to the Subadvisory Agreement from July 2004 through April 30, 2018, and the Investment Manager may in the future determine to re-allocate Fund assets to Threadneedle to serve the Fund again in a subadvisory capacity.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
26	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.90%
Class 2	1.15
Class 3	1.025
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, foreign capital gains tax, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,738,945)	2,738,945	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
30,851,212	152,700,214	183,551,426	30,352,231	—	30,352,231
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
22,117,345	9,852,314	—	(7,008,914)
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,262,647,537	95,065,256	(102,074,170)	(7,008,914)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $472,162,132 and $426,011,732, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
December 31, 2019
concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 96.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Overseas Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Overseas Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
1.04%	$10,607,154	$3,553,675	$0.04	$37,159,086	$0.40
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
34	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2019

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Columbia Variable Portfolio – Overseas Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6493 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Income Opportunities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Income Opportunities Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Income Opportunities Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2004
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	16.47	5.58	7.09
Class 2*	05/03/10	16.12	5.34	6.85
Class 3	06/01/04	16.23	5.46	6.97
ICE BofAML BB-B US Cash Pay High Yield Constrained Index		15.09	6.11	7.40
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The ICE BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market. Effective January 1, 2020, the ICE BofAML BB-B US Cash Pay High Yield Constrained Index will be re-branded as the ICE BofA BB-B US Cash Pay High Yield Constrained Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	89.8
Foreign Government Obligations	0.2
Money Market Funds	6.6
Senior Loans	3.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
BBB rating	2.1
BB rating	48.0
B rating	47.9
CCC rating	1.7
Not rated	0.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 43.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 3 shares returned 16.23% and outperformed its benchmark, the unmanaged ICE BofAML BB-B US Cash Pay High Yield Constrained Index, which returned 15.09% for the same time period. The Fund’s return relative to the benchmark for the 12-month period was driven primarily by security selection. Higher quality positioning within the energy sector was the most notable contributor given the material underperformance of lower rated issuers within the sector.
A strong high-yield market rebound
Fixed-income market returns over the 12-month period were driven by a vigorous first-quarter rebound from the sharp declines of the fourth quarter of 2018, accommodative U.S. Federal Reserve (Fed) policies, a notable move lower in rates, volatile commodity prices and ongoing trade negotiations between the United States and China. Trade tensions between the two countries spurred financial market volatility sporadically throughout the year. Surprise trade war escalations by the U.S. administration in May, August and October caused high-yield spread widening (and corresponding declines in bond prices), only to have spreads recover over subsequent weeks on optimism that a resolution on U.S./China trade would ultimately be reached. The United States and China finally agreed on a phase 1 trade deal in December, avoiding additional tariffs on $160 billion of Chinese imports that were scheduled to be implemented on December 15, while leaving existing tariffs in place, and boosting the prices of high-yield bonds as credit spreads narrowed.
Overall, interest rate declines helped to boost high-yield bond returns over the 12-month period. The Fed made a dovish pivot early in 2019 and cut short-term rates three times mid-year. At the final Federal Open Market Committee meeting of the year, the Fed downplayed expectations for further cuts absent a material decline in the economic outlook. In addition, the 10-year U.S. Treasury yield ended the year 0.77% lower at 1.92%, reaching a low of 1.46% during mid-year. While oil prices ended 2019 nearly 35% higher, natural gas prices declined more than 30%. For the high-yield market in 2019, the energy sector was a notable underperformer, particularly within the CCC-rated portion of the sector, as investor concerns grew regarding the sustainability of lower rated issuers in an environment of generally increasing exploration costs and volatile energy prices. Aside from energy, the telecommunications and utilities sectors also underperformed the benchmark modestly, while financial services, retail, media and leisure outperformed. Issuer defaults increased in 2019 but remained below long-term averages.
Industry allocation and security selection
The Fund’s return relative to the benchmark for the 12-month period was driven primarily by security selection. Higher quality positioning within the energy sector was the most notable contributor given the material underperformance of lower rated issuers within that sector, even within the BB/B benchmark. Security selection within the energy – exploration & production sector was the largest contributor to relative performance, while an underweight to and selection within oil field equipment & services were also positive. In addition, security selection was strong within cable, metals/mining, pharmaceuticals, electric-generation, support-services and telecom-wireless. Security selection within personal & household products and an underweight to banking detracted from performance.
At period’s end
At the close of the reporting period, high-yield spreads compared with U.S. Treasuries of comparable maturity had recently tightened significantly, led by lower rated issues, and driven by the long-awaited progress regarding U.S./China trade negotiations as well as higher oil prices. While we believed the pending trade agreement was unlikely to accelerate growth, it did remove some uncertainty from the U.S. economic outlook and, in our view, could push a potential recession further into the future. However, high-yield market valuations generally reflected this outcome, with ex-energy spreads approaching their narrowest levels of the past three years. Market fundamentals appeared stable, but we saw limited room for significant high-yield spread tightening from year-end levels.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Elsewhere, the geopolitical environment had recently reemerged as a risk to financial markets, as tensions between the United States and Iran increased, with the potential for military escalation in the Middle East. Within the energy sector, a geopolitical premium may persist regarding oil prices, but the increased tensions were expected to have only a minimal impact on natural gas prices.
The U.S. economy had been growing in the 2.5%-3% range over recent years, but we believed that growth in the 1.5%-2.0% range was more likely in the near term. We continued to expect the United States to avoid a recession. The U.S. consumer remained in favorable shape, with employment reports that were generally positive. Industrial data continued to indicate a slowdown in U.S. economic activity, but we could see improvement within manufacturing as some global trade uncertainty had been removed. Central banks remained accommodative, and while the Fed has downplayed expectations for further rate cuts absent a material decline in the economic outlook, we believed the Fed was also unlikely to tighten without a significant pickup in inflation. Lastly, despite a recent increase in new issue activity, the technical backdrop in high yield remained supportive.
The Fund continued to be positioned somewhat defensively relative to its benchmark. The Fund had a lower yield than the benchmark, driven by its defensive positioning within the energy sector and its underweight to retail. From an industry perspective, the Fund was underweight at the close of the reporting period in the retail, banking, automotive, telecommunications, financial services and transportation sectors. Overweights included utilities, energy, services and media. As always, we intend to maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,049.70	1,022.07	3.50	3.45	0.67
Class 2	1,000.00	1,000.00	1,048.60	1,020.79	4.80	4.74	0.92
Class 3	1,000.00	1,000.00	1,048.00	1,021.45	4.12	4.07	0.79
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	27,056	0
Loral Space & Communications, Inc.(b)	6	194
Ziff Davis Holdings, Inc.(a),(b),(c)	553	5
Total		199
Total Communication Services		199
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	362	49,666
Total Consumer Discretionary		49,666
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.	1,277	5,964
Total Industrials		5,964
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	6,049,000	0
Total Utilities		0
Total Common Stocks (Cost $331,985)		55,829

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp.(a),(c),(d)
Subordinated
06/12/2015	0.000%	296,350	—
Total Convertible Bonds (Cost $—)			—

Corporate Bonds & Notes 88.5%

Aerospace & Defense 2.9%
Bombardier, Inc.(e)
10/15/2022	6.000%	209,000	208,809
03/15/2025	7.500%	618,000	637,737
04/15/2027	7.875%	662,000	682,075
Moog, Inc.(e)
12/15/2027	4.250%	447,000	454,966
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.(e)
03/15/2026	6.250%	3,051,000	3,308,139
11/15/2027	5.500%	1,638,000	1,656,997
TransDigm, Inc.
06/15/2026	6.375%	3,301,000	3,512,375
Total			10,461,098
Automotive 0.5%
IAA Spinco, Inc.(e)
06/15/2027	5.500%	179,000	191,338
KAR Auction Services, Inc.(e)
06/01/2025	5.125%	666,000	692,771
Panther BF Aggregator 2 LP/Finance Co., Inc.(e)
05/15/2026	6.250%	327,000	353,389
05/15/2027	8.500%	511,000	542,968
Total			1,780,466
Banking 0.5%
Ally Financial, Inc.
11/01/2031	8.000%	1,351,000	1,875,894
Brokerage/Asset Managers/Exchanges 0.2%
LPL Holdings, Inc.(e)
09/15/2025	5.750%	44,000	46,100
Subordinated
11/15/2027	4.625%	654,000	667,178
Total			713,278
Building Materials 1.3%
American Builders & Contractors Supply Co., Inc.(e)
01/15/2028	4.000%	2,040,000	2,070,637
Beacon Roofing Supply, Inc.(e)
11/01/2025	4.875%	1,823,000	1,831,184
11/15/2026	4.500%	514,000	529,979
James Hardie International Finance DAC(e)
01/15/2025	4.750%	308,000	319,329
Total			4,751,129
Cable and Satellite 8.2%
CCO Holdings LLC/Capital Corp.(e)
05/01/2025	5.375%	548,000	568,862
05/01/2027	5.125%	4,765,000	5,038,659
06/01/2029	5.375%	499,000	535,253
03/01/2030	4.750%	2,341,000	2,387,575
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(e)
07/15/2023	5.375%	1,899,000	1,950,313
10/15/2025	6.625%	426,000	453,871
02/01/2028	5.375%	1,199,000	1,281,318
04/01/2028	7.500%	237,000	267,404
02/01/2029	6.500%	3,039,000	3,393,588
01/15/2030	5.750%	1,208,000	1,289,118
DISH DBS Corp.
11/15/2024	5.875%	1,443,000	1,476,919
07/01/2026	7.750%	2,547,000	2,699,492
Sirius XM Radio, Inc.(e)
07/15/2024	4.625%	393,000	411,756
07/15/2026	5.375%	1,292,000	1,374,529
Viasat, Inc.(e)
04/15/2027	5.625%	305,000	326,164
Virgin Media Secured Finance PLC(e)
05/15/2029	5.500%	1,559,000	1,652,883
Ziggo BV(e)
01/15/2027	5.500%	4,103,000	4,365,290
01/15/2030	4.875%	340,000	351,114
Total			29,824,108
Chemicals 2.7%
Angus Chemical Co.(e)
02/15/2023	8.750%	944,000	944,689
Axalta Coating Systems LLC(e)
08/15/2024	4.875%	653,000	676,810
CF Industries, Inc.
03/15/2034	5.150%	261,000	293,404
03/15/2044	5.375%	129,000	140,719
Chemours Co. (The)
05/15/2023	6.625%	775,000	780,755
05/15/2027	5.375%	174,000	155,053
INEOS Group Holdings SA(e)
08/01/2024	5.625%	469,000	481,728
Platform Specialty Products Corp.(e)
12/01/2025	5.875%	2,123,000	2,219,335
PQ Corp.(e)
11/15/2022	6.750%	1,505,000	1,558,592
12/15/2025	5.750%	921,000	968,118
SPCM SA(e)
09/15/2025	4.875%	669,000	696,960
Starfruit Finco BV/US Holdco LLC(e)
10/01/2026	8.000%	777,000	824,240
Total			9,740,403
Construction Machinery 1.4%
H&E Equipment Services, Inc.
09/01/2025	5.625%	1,009,000	1,060,101
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Herc Holdings, Inc.(e)
07/15/2027	5.500%	777,000	820,751
Ritchie Bros. Auctioneers, Inc.(e)
01/15/2025	5.375%	301,000	313,418
United Rentals North America, Inc.
09/15/2026	5.875%	1,636,000	1,757,239
12/15/2026	6.500%	934,000	1,027,860
11/15/2027	3.875%	251,000	256,055
Total			5,235,424
Consumer Cyclical Services 2.1%
APX Group, Inc.
12/01/2022	7.875%	3,566,000	3,600,668
APX Group, Inc.(e)
11/01/2024	8.500%	791,000	816,219
ASGN, Inc.(e)
05/15/2028	4.625%	755,000	775,594
frontdoor, Inc.(e)
08/15/2026	6.750%	330,000	360,839
Prime Security Services Borrower LLC/Finance, Inc.(e)
04/15/2026	5.750%	710,000	772,255
Staples, Inc.(e)
04/15/2026	7.500%	177,000	184,156
04/15/2027	10.750%	179,000	182,243
Uber Technologies, Inc.(e)
11/01/2023	7.500%	962,000	1,006,841
Total			7,698,815
Consumer Products 1.8%
Energizer Holdings, Inc.(e)
07/15/2026	6.375%	348,000	371,678
01/15/2027	7.750%	679,000	759,302
Mattel, Inc.
11/01/2041	5.450%	793,000	669,057
Prestige Brands, Inc.(e)
03/01/2024	6.375%	1,563,000	1,625,441
01/15/2028	5.125%	339,000	355,144
Scotts Miracle-Gro Co. (The)(e)
10/15/2029	4.500%	458,000	467,508
Spectrum Brands, Inc.
07/15/2025	5.750%	1,129,000	1,181,546
Valvoline, Inc.
07/15/2024	5.500%	407,000	423,281
08/15/2025	4.375%	795,000	820,191
Total			6,673,148

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 1.3%
BWX Technologies, Inc.(e)
07/15/2026	5.375%	259,000	274,346
CFX Escrow Corp.(e)
02/15/2024	6.000%	282,000	300,439
02/15/2026	6.375%	247,000	269,675
Gates Global LLC/Co.(e)
01/15/2026	6.250%	1,824,000	1,854,435
MTS Systems Corp.(e)
08/15/2027	5.750%	182,000	190,417
Resideo Funding, Inc.(e)
11/01/2026	6.125%	959,000	958,926
SPX FLOW, Inc.(e)
08/15/2024	5.625%	164,000	171,001
TriMas Corp.(e)
10/15/2025	4.875%	126,000	129,523
WESCO Distribution, Inc.
06/15/2024	5.375%	501,000	519,194
Zekelman Industries, Inc.(e)
06/15/2023	9.875%	164,000	172,626
Total			4,840,582
Electric 4.5%
AES Corp. (The)
03/15/2023	4.500%	624,000	639,600
09/01/2027	5.125%	1,218,000	1,299,914
Calpine Corp.(e)
06/01/2026	5.250%	542,000	564,844
02/15/2028	4.500%	758,000	766,308
03/15/2028	5.125%	942,000	960,535
Clearway Energy Operating LLC
10/15/2025	5.750%	331,000	349,335
09/15/2026	5.000%	519,000	535,763
Clearway Energy Operating LLC(e)
03/15/2028	4.750%	507,000	514,710
NextEra Energy Operating Partners LP(e)
07/15/2024	4.250%	492,000	511,869
10/15/2026	3.875%	678,000	682,616
09/15/2027	4.500%	2,127,000	2,220,249
NRG Energy, Inc.
01/15/2027	6.625%	1,483,000	1,613,032
NRG Energy, Inc.(e)
06/15/2029	5.250%	975,000	1,057,361
Pattern Energy Group, Inc.(e)
02/01/2024	5.875%	963,000	991,670
TerraForm Power Operating LLC(e)
01/31/2028	5.000%	689,000	729,334
01/15/2030	4.750%	660,000	673,726
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(e)
09/01/2026	5.500%	366,000	388,273
02/15/2027	5.625%	1,114,000	1,174,393
07/31/2027	5.000%	676,000	707,484
Total			16,381,016
Environmental 0.3%
Clean Harbors, Inc.(e)
07/15/2027	4.875%	259,000	273,534
07/15/2029	5.125%	181,000	193,764
GFL Environmental, Inc.(e)
12/15/2026	5.125%	412,000	433,079
Total			900,377
Finance Companies 2.2%
Global Aircraft Leasing Co., Ltd.(e),(f)
09/15/2024	6.500%	1,278,000	1,333,487
Navient Corp.
03/25/2021	5.875%	223,000	230,964
06/15/2022	6.500%	1,023,000	1,112,433
10/25/2024	5.875%	673,000	720,351
Provident Funding Associates LP/Finance Corp.(e)
06/15/2025	6.375%	1,013,000	995,212
Quicken Loans, Inc.(e)
05/01/2025	5.750%	1,818,000	1,883,044
Springleaf Finance Corp.
03/15/2023	5.625%	550,000	591,957
03/15/2024	6.125%	978,000	1,072,627
Total			7,940,075
Food and Beverage 2.1%
B&G Foods, Inc.
04/01/2025	5.250%	931,000	959,563
09/15/2027	5.250%	286,000	288,276
Darling Ingredients, Inc.(e)
04/15/2027	5.250%	128,000	136,041
FAGE International SA/USA Dairy Industry, Inc.(e)
08/15/2026	5.625%	577,000	531,480
Lamb Weston Holdings, Inc.(e)
11/01/2024	4.625%	352,000	373,506
11/01/2026	4.875%	620,000	658,957
Performance Food Group, Inc.(e)
10/15/2027	5.500%	333,000	355,496
Post Holdings, Inc.(e)
03/01/2025	5.500%	368,000	385,994
08/15/2026	5.000%	1,366,000	1,447,615
03/01/2027	5.750%	1,807,000	1,944,398
01/15/2028	5.625%	431,000	465,215
Total			7,546,541

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 3.3%
Boyd Gaming Corp.
08/15/2026	6.000%	481,000	515,951
Boyd Gaming Corp.(e)
12/01/2027	4.750%	631,000	655,661
Caesars Resort Collection LLC/CRC Finco, Inc.(e)
10/15/2025	5.250%	550,000	569,619
Eldorado Resorts, Inc.
04/01/2025	6.000%	944,000	992,245
09/15/2026	6.000%	540,000	596,310
International Game Technology PLC(e)
02/15/2025	6.500%	1,074,000	1,208,330
Jack Ohio Finance LLC/1 Corp.(e)
11/15/2021	6.750%	90,000	91,678
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	383,000	403,176
01/15/2028	4.500%	533,000	557,228
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(e)
02/01/2027	5.750%	721,000	805,724
Scientific Games International, Inc.(e)
10/15/2025	5.000%	1,246,000	1,305,615
03/15/2026	8.250%	669,000	737,422
05/15/2028	7.000%	388,000	416,346
11/15/2029	7.250%	388,000	421,401
Stars Group Holdings BV/Co-Borrower LLC(e)
07/15/2026	7.000%	484,000	523,949
VICI Properties LP/Note Co., Inc.(e)
12/01/2026	4.250%	569,000	587,149
12/01/2029	4.625%	455,000	476,274
Wynn Las Vegas LLC/Capital Corp.(e)
03/01/2025	5.500%	867,000	931,697
Wynn Resorts Finance LLC/Capital Corp.(e)
10/01/2029	5.125%	305,000	327,857
Total			12,123,632
Health Care 5.1%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	101,000	102,278
03/01/2024	6.500%	1,063,000	1,102,575
Avantor, Inc.(e)
10/01/2024	6.000%	335,000	357,452
10/01/2025	9.000%	299,000	334,626
Change Healthcare Holdings LLC/Finance, Inc.(e)
03/01/2025	5.750%	1,127,000	1,164,009
Charles River Laboratories International, Inc.(e)
04/01/2026	5.500%	321,000	345,884
05/01/2028	4.250%	251,000	255,954
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	725,000	735,594
Encompass Health Corp.
02/01/2028	4.500%	306,000	317,267
02/01/2030	4.750%	306,000	318,095
HCA, Inc.
09/01/2028	5.625%	2,707,000	3,087,530
02/01/2029	5.875%	503,000	581,415
Hill-Rom Holdings, Inc.(e)
02/15/2025	5.000%	527,000	548,080
Hologic, Inc.(e)
10/15/2025	4.375%	973,000	1,006,140
02/01/2028	4.625%	290,000	307,400
IQVIA, Inc.(e)
05/15/2027	5.000%	669,000	708,549
Select Medical Corp.(e)
08/15/2026	6.250%	1,033,000	1,118,006
Teleflex, Inc.
06/01/2026	4.875%	368,000	385,849
11/15/2027	4.625%	599,000	634,899
Tenet Healthcare Corp.(e)
01/01/2026	4.875%	1,205,000	1,262,346
11/01/2027	5.125%	3,730,000	3,938,543
Total			18,612,491
Healthcare Insurance 2.3%
Centene Corp.(e)
01/15/2025	4.750%	274,000	284,541
06/01/2026	5.375%	1,258,000	1,336,959
12/15/2027	4.250%	1,348,000	1,388,200
12/15/2029	4.625%	1,752,000	1,845,009
Centene Corp.
01/15/2025	4.750%	771,000	799,701
WellCare Health Plans, Inc.
04/01/2025	5.250%	1,752,000	1,827,107
WellCare Health Plans, Inc.(e)
08/15/2026	5.375%	854,000	911,286
Total			8,392,803
Home Construction 1.4%
KB Home
11/15/2029	4.800%	1,105,000	1,130,988
Lennar Corp.
06/01/2026	5.250%	656,000	719,377
06/15/2027	5.000%	739,000	801,117
Meritage Homes Corp.
04/01/2022	7.000%	491,000	535,662
Taylor Morrison Communities, Inc.(e)
01/15/2028	5.750%	520,000	567,109

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Holdings II(e)
04/15/2023	5.875%	824,000	889,701
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	339,000	369,152
Total			5,013,106
Independent Energy 6.1%
Callon Petroleum Co.
10/01/2024	6.125%	296,000	301,818
07/01/2026	6.375%	1,788,000	1,815,821
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	1,258,000	1,277,143
Centennial Resource Production LLC(e)
01/15/2026	5.375%	620,000	610,005
04/01/2027	6.875%	745,000	774,711
CrownRock LP/Finance, Inc.(e)
10/15/2025	5.625%	3,057,000	3,116,208
Endeavor Energy Resources LP/Finance, Inc.(e)
01/30/2028	5.750%	611,000	642,697
Hilcorp Energy I LP/Finance Co.(e)
10/01/2025	5.750%	192,000	187,073
11/01/2028	6.250%	228,000	217,275
Jagged Peak Energy LLC
05/01/2026	5.875%	854,000	882,761
Matador Resources Co.
09/15/2026	5.875%	1,662,000	1,672,857
Murphy Oil Corp.
12/01/2027	5.875%	753,000	786,902
Parsley Energy LLC/Finance Corp.(e)
06/01/2024	6.250%	632,000	658,441
08/15/2025	5.250%	1,284,000	1,321,190
10/15/2027	5.625%	1,945,000	2,058,308
QEP Resources, Inc.
03/01/2026	5.625%	693,000	676,631
SM Energy Co.
06/01/2025	5.625%	268,000	254,163
09/15/2026	6.750%	1,032,000	1,014,351
01/15/2027	6.625%	613,000	602,062
WPX Energy, Inc.
09/15/2024	5.250%	1,117,000	1,187,435
06/01/2026	5.750%	1,340,000	1,432,587
10/15/2027	5.250%	516,000	543,730
Total			22,034,169
Leisure 0.5%
Live Nation Entertainment, Inc.(e)
11/01/2024	4.875%	512,000	530,916
10/15/2027	4.750%	502,000	519,541
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Viking Cruises Ltd.(e)
09/15/2027	5.875%	675,000	721,604
Total			1,772,061
Lodging 0.2%
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	672,000	708,546
Media and Entertainment 3.9%
Clear Channel Worldwide Holdings, Inc.(e)
08/15/2027	5.125%	1,685,000	1,753,896
Diamond Sports Group LLC/Finance Co.(e)
08/15/2026	5.375%	1,249,000	1,265,420
iHeartCommunications, Inc.
05/01/2026	6.375%	471,595	512,860
iHeartCommunications, Inc.(e)
08/15/2027	5.250%	1,011,000	1,059,303
01/15/2028	4.750%	1,072,000	1,097,723
Match Group, Inc.
06/01/2024	6.375%	787,000	827,000
Match Group, Inc.(e)
12/15/2027	5.000%	48,000	50,093
Netflix, Inc.
04/15/2028	4.875%	1,364,000	1,420,276
11/15/2028	5.875%	1,450,000	1,608,985
05/15/2029	6.375%	92,000	105,160
Netflix, Inc.(e)
11/15/2029	5.375%	533,000	568,030
06/15/2030	4.875%	761,000	773,807
Outfront Media Capital LLC/Corp.(e)
08/15/2027	5.000%	424,000	443,220
03/15/2030	4.625%	891,000	906,840
Scripps Escrow, Inc.(e)
07/15/2027	5.875%	296,000	309,944
TEGNA, Inc.(e)
09/15/2029	5.000%	764,000	777,011
Twitter, Inc.(e)
12/15/2027	3.875%	506,000	505,872
Total			13,985,440
Metals and Mining 3.1%
Alcoa Nederland Holding BV(e)
09/30/2024	6.750%	477,000	501,194
09/30/2026	7.000%	298,000	325,294
Big River Steel LLC/Finance Corp.(e)
09/01/2025	7.250%	430,000	452,445
Constellium NV(e)
02/15/2026	5.875%	2,189,000	2,317,422

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
09/01/2029	5.250%	867,000	928,798
03/15/2043	5.450%	2,112,000	2,187,529
HudBay Minerals, Inc.(e)
01/15/2023	7.250%	421,000	436,500
01/15/2025	7.625%	1,634,000	1,723,237
Novelis Corp.(e)
08/15/2024	6.250%	399,000	418,027
09/30/2026	5.875%	1,796,000	1,915,041
Total			11,205,487
Midstream 6.0%
Antero Midstream Partners LP/Finance Corp.(e)
03/01/2027	5.750%	480,000	422,528
Cheniere Energy Partners LP
10/01/2026	5.625%	985,000	1,041,720
Cheniere Energy Partners LP(e)
10/01/2029	4.500%	1,274,000	1,308,705
DCP Midstream Operating LP
05/15/2029	5.125%	1,244,000	1,293,068
04/01/2044	5.600%	2,548,000	2,476,299
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	746,000	752,075
Holly Energy Partners LP/Finance Corp.(e)
08/01/2024	6.000%	897,000	935,352
Northwest Pipeline LLC
12/01/2025	7.125%	150,000	182,518
NuStar Logistics LP
06/01/2026	6.000%	390,000	413,062
04/28/2027	5.625%	798,000	820,333
Rockies Express Pipeline LLC(e)
07/15/2029	4.950%	1,520,000	1,514,364
Rockpoint Gas Storage Canada Ltd.(e)
03/31/2023	7.000%	1,177,000	1,152,559
Sunoco LP/Finance Corp.
01/15/2023	4.875%	349,000	357,457
02/15/2026	5.500%	930,000	965,998
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	2,140,000	2,222,637
01/15/2028	5.000%	2,216,000	2,264,346
Targa Resources Partners LP/Finance Corp.(e)
03/01/2030	5.500%	1,507,000	1,550,563
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	979,000	946,038
Western Gas Partners LP
08/15/2028	4.750%	203,000	202,149
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Midstream Operating LP
03/01/2028	4.500%	1,104,000	1,076,468
Total			21,898,239
Oil Field Services 1.2%
Apergy Corp.
05/01/2026	6.375%	1,073,000	1,131,000
Archrock Partners LP/Finance Corp.(e)
04/01/2028	6.250%	468,000	481,959
Nabors Industries, Inc.
02/01/2025	5.750%	1,205,000	1,085,014
Transocean Guardian Ltd.(e)
01/15/2024	5.875%	448,560	458,257
Transocean Sentry Ltd.(e)
05/15/2023	5.375%	1,035,000	1,053,113
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	276,000	288,413
Total			4,497,756
Packaging 2.7%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(e)
09/15/2022	4.250%	1,244,000	1,258,251
02/15/2025	6.000%	798,000	837,028
08/15/2026	4.125%	640,000	658,341
08/15/2027	5.250%	876,000	921,792
Berry Global Escrow Corp.(e)
07/15/2026	4.875%	614,000	648,069
Berry Global, Inc.
07/15/2023	5.125%	1,480,000	1,519,071
BWAY Holding Co.(e)
04/15/2024	5.500%	1,005,000	1,036,526
Reynolds Group Issuer, Inc./LLC(e)
07/15/2023	5.125%	1,437,000	1,472,427
Trivium Packaging Finance BV(e)
08/15/2026	5.500%	1,201,000	1,271,561
Total			9,623,066
Pharmaceuticals 2.9%
Bausch Health Companies, Inc.(e)
04/15/2025	6.125%	656,000	678,821
11/01/2025	5.500%	673,000	703,374
12/15/2025	9.000%	803,000	912,923
04/01/2026	9.250%	1,860,000	2,137,526
01/31/2027	8.500%	951,000	1,084,377
01/15/2028	7.000%	178,000	196,824
01/30/2028	5.000%	475,000	487,334
01/30/2030	5.250%	474,000	490,995

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catalent Pharma Solutions, Inc.(e)
01/15/2026	4.875%	569,000	588,883
07/15/2027	5.000%	187,000	196,238
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(e)
08/01/2023	6.375%	2,618,000	2,706,039
Par Pharmaceutical, Inc.(e)
04/01/2027	7.500%	517,000	516,452
Total			10,699,786
Property & Casualty 0.0%
Lumbermens Mutual Casualty Co.(d),(e)
12/01/2097	0.000%	30,000	0
Lumbermens Mutual Casualty Co.(d)
Subordinated
07/01/2026	0.000%	645,000	7
Total			7
Restaurants 1.2%
1011778 BC ULC/New Red Finance, Inc.(e)
10/15/2025	5.000%	2,125,000	2,204,549
01/15/2028	3.875%	768,000	773,994
IRB Holding Corp.(e)
02/15/2026	6.750%	826,000	864,784
Yum! Brands, Inc.(e)
01/15/2030	4.750%	393,000	413,129
Total			4,256,456
Retailers 0.7%
L Brands, Inc.
06/15/2029	7.500%	641,000	663,964
11/01/2035	6.875%	388,000	348,442
PetSmart, Inc.(e)
06/01/2025	5.875%	1,419,000	1,449,089
Total			2,461,495
Supermarkets 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	331,000	343,390
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(e)
03/15/2026	7.500%	401,000	450,712
02/15/2028	5.875%	472,000	502,067
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(e)
01/15/2027	4.625%	946,000	946,014
Total			2,242,183
Technology 5.2%
Alliance Data Systems Corp.(e)
12/15/2024	4.750%	908,000	906,332
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	2,134,000	2,216,996
Camelot Finance SA(e)
11/01/2026	4.500%	505,000	517,990
CDK Global, Inc.
06/01/2027	4.875%	1,146,000	1,212,408
CommScope Finance LLC(e)
03/01/2024	5.500%	490,000	511,501
03/01/2026	6.000%	568,000	604,384
CommScope Technologies LLC(e)
06/15/2025	6.000%	841,000	843,565
Gartner, Inc.(e)
04/01/2025	5.125%	1,146,000	1,194,284
Iron Mountain, Inc.
08/15/2024	5.750%	1,023,000	1,034,145
Iron Mountain, Inc.(e)
09/15/2029	4.875%	900,000	915,128
MSCI, Inc.(e)
08/01/2026	4.750%	566,000	593,993
NCR Corp.
07/15/2022	5.000%	1,139,000	1,150,763
12/15/2023	6.375%	1,152,000	1,181,349
NCR Corp.(e)
09/01/2027	5.750%	507,000	540,370
09/01/2029	6.125%	637,000	691,629
Plantronics, Inc.(e)
05/31/2023	5.500%	412,000	404,650
PTC, Inc.
05/15/2024	6.000%	1,656,000	1,728,226
Qualitytech LP/QTS Finance Corp.(e)
11/15/2025	4.750%	1,403,000	1,454,085
Refinitiv US Holdings, Inc.(e)
11/15/2026	8.250%	321,000	361,665
Sensata Technologies, Inc.(e)
02/15/2030	4.375%	242,000	247,028
VeriSign, Inc.
07/15/2027	4.750%	617,000	650,640
Total			18,961,131
Transportation Services 1.4%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	100,000	101,750
Avis Budget Car Rental LLC/Finance, Inc.(e)
03/15/2025	5.250%	1,319,000	1,360,025

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Corp. (The)(e)
06/01/2022	7.625%	372,000	386,751
10/15/2024	5.500%	441,000	453,198
08/01/2026	7.125%	575,000	622,534
01/15/2028	6.000%	1,794,000	1,798,726
XPO Logistics, Inc.(e)
06/15/2022	6.500%	488,000	497,243
Total			5,220,227
Wireless 6.3%
Altice France SA(e)
05/01/2026	7.375%	2,749,000	2,955,322
02/01/2027	8.125%	817,000	922,036
01/15/2028	5.500%	977,000	1,007,129
SBA Communications Corp.
09/01/2024	4.875%	2,648,000	2,754,572
Sprint Capital Corp.
11/15/2028	6.875%	1,966,000	2,125,687
Sprint Communications, Inc.(e)
03/01/2020	7.000%	6,194,000	6,238,204
Sprint Corp.
02/15/2025	7.625%	344,000	378,384
03/01/2026	7.625%	1,214,000	1,340,002
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	3,159,000	3,392,055
02/01/2026	4.500%	603,000	620,926
02/01/2028	4.750%	992,000	1,040,416
Total			22,774,733
Wirelines 2.4%
CenturyLink, Inc.
06/15/2021	6.450%	483,000	506,712
03/15/2022	5.800%	1,511,000	1,591,439
04/01/2024	7.500%	2,196,000	2,483,534
CenturyLink, Inc.(e)
12/15/2026	5.125%	1,262,000	1,283,781
Frontier Communications Corp.(e)
04/01/2026	8.500%	359,000	363,720
Telecom Italia Capital SA
09/30/2034	6.000%	335,000	361,599
Zayo Group LLC/Capital, Inc.(e)
01/15/2027	5.750%	2,165,000	2,209,049
Total			8,799,834
Total Corporate Bonds & Notes (Cost $308,056,318)			321,645,002

Foreign Government Obligations(g) 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.2%
NOVA Chemicals Corp.(e)
06/01/2027	5.250%	675,000	696,242
Total Foreign Government Obligations (Cost $700,068)			696,242

Senior Loans 3.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
Vertiv Group Corp.(h),(i)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	5.927%	753,000	750,447
Finance Companies 0.3%
Ellie Mae, Inc.(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	5.945%	948,622	952,778
Food and Beverage 0.4%
8th Avenue Food & Provisions, Inc.(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.486%	1,329,366	1,333,792
Health Care 0.0%
Avantor Funding, Inc.(h),(i)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/21/2024	4.799%	131,288	132,381
Metals and Mining 0.4%
Big River Steel LLC(h),(i)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.945%	1,637,352	1,633,259
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(h),(i)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/05/2025	5.216%	1,024,182	1,029,590

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
December 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.3%
BellRing Brands LLC(h),(i),(j)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/10/2024	6.799%	1,071,000	1,081,046
Technology 1.5%
Ascend Learning LLC(h),(i)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.799%	1,169,829	1,176,416
Dun & Bradstreet Corp. (The)(h),(i)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	6.792%	1,059,000	1,067,387
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(h),(i)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.049%	1,011,997	1,014,315
Project Alpha Intermediate Holding, Inc.(h),(i)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.490%	188,247	188,366
3-month USD LIBOR + 4.250% 04/26/2024	6.240%	565,864	569,400
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(e),(h),(i)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.049%	963,116	971,302
Ultimate Software Group, Inc. (The)(h),(i)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	5.549%	420,945	423,378
Total			5,410,564
Total Senior Loans (Cost $12,159,093)			12,323,857

Money Market Funds 6.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(k),(l)	23,525,886	23,523,533
Total Money Market Funds (Cost $23,524,031)		23,523,533
Total Investments in Securities (Cost: $344,771,495)		358,244,463
Other Assets & Liabilities, Net		5,215,651
Net Assets		363,460,114

At December 31, 2019, securities and/or cash totaling $635,197 were pledged as collateral.
Investments in derivatives
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	2.798	USD	11,701,800	402,166	—	—	402,166	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $5, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2019, the total value of these securities amounted to $7, which represents less than 0.01% of total net assets.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $208,122,925, which represents 57.26% of total net assets.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	The stated interest rate represents the weighted average interest rate at December 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(i)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(j)	Represents a security purchased on a forward commitment basis.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	10,785,044	124,580,678	(111,839,836)	23,525,886	1,552	(498)	656,518	23,523,533
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	194	—	5	199
Consumer Discretionary	49,666	—	—	49,666
Industrials	5,964	—	—	5,964
Utilities	—	—	0*	0*
Total Common Stocks	55,824	—	5	55,829
Convertible Bonds	—	—	0*	0*
Corporate Bonds & Notes	—	321,645,002	—	321,645,002
Foreign Government Obligations	—	696,242	—	696,242
Senior Loans	—	12,323,857	—	12,323,857
Money Market Funds	23,523,533	—	—	23,523,533
Total Investments in Securities	23,579,357	334,665,101	5	358,244,463
Investments in Derivatives
Asset
Swap Contracts	—	402,166	—	402,166
Total	23,579,357	335,067,267	5	358,646,629

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $321,247,464)	$334,720,930
Affiliated issuers (cost $23,524,031)	23,523,533
Cash	86,864
Margin deposits on:
Swap contracts	635,197
Receivable for:
Investments sold	272,256
Capital shares sold	112,537
Dividends	36,589
Interest	4,900,771
Foreign tax reclaims	9,976
Expense reimbursement due from Investment Manager	57
Prepaid expenses	2,303
Total assets	364,301,013
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	460,000
Capital shares purchased	144,458
Variation margin for swap contracts	4,931
Management services fees	6,526
Distribution and/or service fees	765
Service fees	16,178
Compensation of board members	164,075
Compensation of chief compliance officer	76
Other expenses	43,890
Total liabilities	840,899
Net assets applicable to outstanding capital stock	$363,460,114
Represented by
Paid in capital	338,908,419
Total distributable earnings (loss)	24,551,695
Total - representing net assets applicable to outstanding capital stock	$363,460,114
Class 1
Net assets	$178,149,349
Shares outstanding	23,320,781
Net asset value per share	$7.64
Class 2
Net assets	$37,916,116
Shares outstanding	4,995,256
Net asset value per share	$7.59
Class 3
Net assets	$147,394,649
Shares outstanding	19,184,543
Net asset value per share	$7.68
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	19

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$2,427
Dividends — affiliated issuers	656,518
Interest	18,392,485
Interfund lending	1,706
Total income	19,053,136
Expenses:
Management services fees	2,261,803
Distribution and/or service fees
Class 2	87,642
Class 3	186,543
Service fees	140,762
Compensation of board members	31,321
Custodian fees	17,447
Printing and postage fees	63,128
Audit fees	29,000
Legal fees	10,549
Compensation of chief compliance officer	73
Other	20,036
Total expenses	2,848,304
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(208,907)
Total net expenses	2,639,397
Net investment income	16,413,739
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(656,226)
Investments — affiliated issuers	1,552
Futures contracts	(469,421)
Swap contracts	472,067
Net realized loss	(652,028)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	34,581,385
Investments — affiliated issuers	(498)
Futures contracts	519,334
Swap contracts	402,166
Net change in unrealized appreciation (depreciation)	35,502,387
Net realized and unrealized gain	34,850,359
Net increase in net assets resulting from operations	$51,264,098
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$16,413,739	$17,247,730
Net realized gain (loss)	(652,028)	1,597,925
Net change in unrealized appreciation (depreciation)	35,502,387	(31,618,848)
Net increase (decrease) in net assets resulting from operations	51,264,098	(12,773,193)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(8,172,392)	(6,716,400)
Class 2	(1,681,997)	(1,694,254)
Class 3	(7,422,277)	(8,449,722)
Total distributions to shareholders	(17,276,666)	(16,860,376)
Increase (decrease) in net assets from capital stock activity	12,145,581	(21,733,292)
Total increase (decrease) in net assets	46,133,013	(51,366,861)
Net assets at beginning of year	317,327,101	368,693,962
Net assets at end of year	$363,460,114	$317,327,101

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,701,096	20,026,398	2,240,793	16,289,313
Distributions reinvested	1,124,025	8,172,392	954,034	6,716,400
Redemptions	(520,315)	(3,850,430)	(683,260)	(4,965,238)
Net increase	3,304,806	24,348,360	2,511,567	18,040,475
Class 2
Subscriptions	566,234	4,172,131	425,706	3,110,248
Distributions reinvested	232,299	1,681,997	241,691	1,694,254
Redemptions	(590,817)	(4,328,736)	(749,784)	(5,431,221)
Net increase (decrease)	207,716	1,525,392	(82,387)	(626,719)
Class 3
Subscriptions	259,463	1,944,534	173,853	1,314,895
Distributions reinvested	1,013,885	7,422,277	1,191,780	8,449,722
Redemptions	(3,105,884)	(23,094,982)	(6,661,409)	(48,911,665)
Net decrease	(1,832,536)	(13,728,171)	(5,295,776)	(39,147,048)
Total net increase (decrease)	1,679,986	12,145,581	(2,866,596)	(21,733,292)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$6.91	0.36	0.76	1.12	(0.39)	—	(0.39)
Year Ended 12/31/2018	$7.56	0.37	(0.65)	(0.28)	(0.37)	—	(0.37)
Year Ended 12/31/2017	$7.56	0.35	0.14	0.49	(0.49)	—	(0.49)
Year Ended 12/31/2016	$8.07	0.40	0.41	0.81	(0.93)	(0.39)	(1.32)
Year Ended 12/31/2015	$9.06	0.43	(0.49)	(0.06)	(0.85)	(0.08)	(0.93)
Class 2
Year Ended 12/31/2019	$6.87	0.34	0.75	1.09	(0.37)	—	(0.37)
Year Ended 12/31/2018	$7.51	0.35	(0.64)	(0.29)	(0.35)	—	(0.35)
Year Ended 12/31/2017	$7.52	0.33	0.13	0.46	(0.47)	—	(0.47)
Year Ended 12/31/2016	$8.02	0.38	0.42	0.80	(0.91)	(0.39)	(1.30)
Year Ended 12/31/2015	$9.01	0.40	(0.47)	(0.07)	(0.84)	(0.08)	(0.92)
Class 3
Year Ended 12/31/2019	$6.95	0.35	0.76	1.11	(0.38)	—	(0.38)
Year Ended 12/31/2018	$7.60	0.36	(0.65)	(0.29)	(0.36)	—	(0.36)
Year Ended 12/31/2017	$7.60	0.35	0.13	0.48	(0.48)	—	(0.48)
Year Ended 12/31/2016	$8.10	0.38	0.43	0.81	(0.92)	(0.39)	(1.31)
Year Ended 12/31/2015	$9.08	0.42	(0.48)	(0.06)	(0.84)	(0.08)	(0.92)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$7.64	16.47%	0.75%	0.69%	4.83%	58%	$178,149
Year Ended 12/31/2018	$6.91	(3.75%)	0.74%	0.73%	5.05%	42%	$138,357
Year Ended 12/31/2017	$7.56	6.56%	0.76%	0.76%	4.66%	50%	$132,262
Year Ended 12/31/2016	$7.56	10.93%	0.74%	0.74%	4.99%	48%	$112,544
Year Ended 12/31/2015	$8.07	(1.00%)	0.73%	0.72%	4.85%	52%	$328,741
Class 2
Year Ended 12/31/2019	$7.59	16.12%	1.00%	0.94%	4.59%	58%	$37,916
Year Ended 12/31/2018	$6.87	(3.90%)	0.99%	0.98%	4.79%	42%	$32,893
Year Ended 12/31/2017	$7.51	6.20%	1.01%	1.01%	4.41%	50%	$36,579
Year Ended 12/31/2016	$7.52	10.80%	0.98%	0.98%	4.72%	48%	$33,095
Year Ended 12/31/2015	$8.02	(1.21%)	0.99%	0.98%	4.62%	52%	$111,563
Class 3
Year Ended 12/31/2019	$7.68	16.23%	0.87%	0.81%	4.72%	58%	$147,395
Year Ended 12/31/2018	$6.95	(3.86%)	0.87%	0.85%	4.90%	42%	$146,078
Year Ended 12/31/2017	$7.60	6.39%	0.88%	0.88%	4.55%	50%	$199,852
Year Ended 12/31/2016	$7.60	10.86%	0.87%	0.87%	4.86%	48%	$224,303
Year Ended 12/31/2015	$8.10	(1.02%)	0.86%	0.85%	4.74%	52%	$154,637
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	23

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
24	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
26	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash flows. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	402,166*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	472,067	472,067
Interest rate risk	(469,421)	—	(469,421)
Total	(469,421)	472,067	2,646

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	402,166	402,166
Interest rate risk	519,334	—	519,334
Total	519,334	402,166	921,500
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	2,112,756*
Credit default swap contracts — sell protection	12,067,950**

*	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
**	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
28	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	4,931
Total financial and derivative net assets	(4,931)
Total collateral received (pledged) (b)	(4,931)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
December 31, 2019
capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
30	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
December 31, 2019
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.67%	0.72%
Class 2	0.92	0.97
Class 3	0.795	0.845
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, capital loss carryforward, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
32	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
179,810	(179,810)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,276,666	—	17,276,666	16,860,376	—	16,860,376
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,163,401	—	(5,332,722)	13,884,594
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
344,762,035	15,323,627	(1,439,033)	13,884,594
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(1,973,820)	(3,358,902)	(5,332,722)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $183,215,343 and $184,173,146, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
December 31, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,516,667	2.79	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
34	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 93.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
December 31, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Income Opportunities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction
0.02%
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
38	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
40	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6544 AT (02/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher, Pamela G. Carlton, Anthony M. Santomero, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Carlton, Mr. Santomero, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifty series of the registrant whose reports to stockholders are included in this annual filing. One series liquidated and one series commenced operations during 2018. The fees incurred by this series through its liquidation date are included in the response to this Item.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

20192018

$1,487,000           $1,393,300

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

20192018

$8,600               $20,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

20192018

$352,600             $327,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

20192018

$225,000           $225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit

Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant's Audit Committee.

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

20192018

$586,200              $573,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Variable Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 21, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 21, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 21, 2020